                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09645

                              Nations Funds Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

  One Bank of America Plaza, NC1-002-12-01, Charlotte NC           28255
  ----------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip code)

                            Corporation Trust Company
                            Corporation Trust Center
                               1209 Orange Street
                              Wilmington, DE 19801
                     ---------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-704-388-9174

Date of fiscal year end: 03/31/05

Date of reporting period: 03/31/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                               [BACKGROUND IMAGE]

                                                         Nations Short-Term
                                                         Municipal Income Fund

                                                         Nations Intermediate
                                                         Municipal Bond Fund

                                                         Nations Municipal
                                                         Income Fund

                                                         Nations CA Intermediate
                                                         Municipal Bond Fund

                                                         Nations CA Municipal
                                                         Bond Fund

                                                         Nations FL Intermediate
                                                         Municipal Bond Fund

                                                         Nations FL Municipal
                                                         Bond Fund

                                                         Nations GA Intermediate
                                                         Municipal Bond Fund

                                                         Nations KS Municipal
              MUNICIPAL BOND FUNDS                       Income Fund

                                                         Nations MD Intermediate
              Annual report for the year ended           Municipal Bond Fund
              March 31, 2005
                                                         Nations NC Intermediate
                                                         Municipal Bond Fund

                                                         Nations SC Intermediate
                                                         Municipal Bond Fund

                                                         Nations TN Intermediate
                                                         Municipal Bond Fund

                                                         Nations TX Intermediate
                                                         Municipal Bond Fund

                                                         Nations VA Intermediate
                                                         Municipal Bond Fund

                                                         [NATIONS FUNDS LOGO]

 A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting record are available (i) at www.nationsfunds.com; (ii) on the Securities and Exchange Commission's website atwww.sec.gov, and (iii) without charge, upon request, by calling 800-626-2275 (institutional investors) and 800-321-7854 (individual investors). Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

 The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

 This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

 BACAP DISTRIBUTORS, LLC and Banc of America Capital Management, LLC are the distributor and investment advisor to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP DISTRIBUTORS, LLC, MEMBER NASD, SIPC.

   NOT FDIC INSURED             MAY LOSE VALUE            NO BANK GUARANTEE

PRESIDENT'S LETTER

[CHRISTOPHER WILSON PHOTO]
                  DEAR SHAREHOLDER:

                  Columbia Management, the asset management division of Bank of America, is in the process of combining various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. Our objective is to provide our shareholders with the best products and services possible. A number of changes are in the works that we believe may offer significant benefits for our shareholders. Some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes later this year.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Nations Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ CHRISTOPHER WILSON

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

TABLE OF CONTENTS

                                     DISCLOSURE OF FUND EXPENSES AND PORTFOLIO HOLDINGS
                                     Nations Short-Term Municipal Income Fund                        3
                                     Nations Intermediate Municipal Bond Fund                        9
                                     Nations Municipal Income Fund                                  15
                                     Nations CA Intermediate Municipal Bond Fund                    21
                                     Nations CA Municipal Bond Fund                                 28
                                     Nations FL Intermediate Municipal Bond Fund                    35
                                     Nations FL Municipal Bond Fund                                 42
                                     Nations GA Intermediate Municipal Bond Fund                    49
                                     Nations KS Municipal Income Fund                               56
                                     Nations MD Intermediate Municipal Bond Fund                    63
                                     Nations NC Intermediate Municipal Bond Fund                    70
                                     Nations SC Intermediate Municipal Bond Fund                    77
                                     Nations TN Intermediate Municipal Bond Fund                    84
                                     Nations TX Intermediate Municipal Bond Fund                    91
                                     Nations VA Intermediate Municipal Bond Fund                    98
                                     FINANCIAL STATEMENTS
                                     Investment portfolios                                         105
                                     Statements of assets and liabilities                          190
                                     Statements of operations                                      194
                                     Statements of changes in net assets                           198
                                     Schedules of capital stock activity                           204
                                     Financial highlights                                          220
                                     Notes to financial statements                                 250
                                     Report of independent registered public accounting firm       262
                                     Tax information                                               263
                                     Fund governance                                               264
                                     Board consideration and re-approval of investment advisory
                                       agreement                                                   267
                                     Shareholder meeting results                                   271

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as a recommendation or investment advice.

NATIONS SHORT-TERM MUNICIPAL

INCOME FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS SHORT-TERM MUNICIPAL INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005 AND HIS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Short-Term Municipal Income Fund Investor A Shares provided shareholders with a total return of 0.07%.**
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The fund balances its investments between high quality issues, which reduce credit and liquidity risk, and lower quality issues, which add yield potential. By maintaining a well-diversified portfolio, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies that include duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit review. We also seek to limit the distribution of capital gains when appropriate. As a short-term portfolio, the fund seeks to maintain an average dollar-weighted maturity shorter than three years.

                           HOW DID THE FUND PERFORM FOR THE PERIOD?***

                           With a total return of 0.07%, Nations Short-Term Municipal Income Fund (Investor A Shares) performed in line with its primary benchmark index, the Lehman Brothers 3-Year Municipal Bond Index, which returned 0.09% for the 12-month period ended March 31, 2005. The fund underperformed the 0.27% return of its secondary benchmark, the Blended 50% Lehman Brothers 1-Year Municipal Bond Index/50% Lehman Brothers 3-Year Municipal Bond Index. The

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 1.00%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Brothers 3-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of greater than 2 years and less than 4 years.

                           The Lehman Brothers 1-Year Municipal Bond Index is an unmanaged index of tax-free bonds with maturities between 1 and 2 years.

                           Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds included in the Lipper Short Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of less than three years.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           TAX-EXEMPT INVESTING OFFERS CURRENT TAX-EXEMPT INCOME, BUT IT ALSO INVOLVES SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. WHEN INTEREST RATES GO UP, BOND PRICES GENERALLY DROP AND VICE VERSA.

                           INTEREST INCOME FROM CERTAIN TAX-EXEMPT BONDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX. CAPITAL GAINS ARE NOT EXEMPT FROM INCOME TAXES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SHORT-TERM MUNICIPAL

INCOME FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           fund also underperformed the average return of its peer group, the Lipper Short Municipal Debt Funds Category, which was 0.33%.

                           The fund's duration was longer than that of its benchmark, and, we believe, longer than its peer group, which expanded with the introduction of ultra-short maturity funds during the period. Since the fund's duration was longer than that of its benchmark and peers, the fund was more sensitive to changes in interest rates. And because interest rates within the maturity range of the fund rose, the fund's longer duration detracted from performance.

                           The fund benefited from an increased weight in industrial development revenue bonds. These economically sensitive issues gained value when the yield spread between them and AAA-rated municipal bonds narrowed during the period.

                           HOW DID ECONOMIC AND MARKET FACTORS AFFECT FUND PERFORMANCE?

                           Since the first quarter of 2004, rising short-term interest rates have had the greatest impact on the fund's total return. The Federal Reserve (the Fed) raised the target fed funds rate from a historically low 1.0% on June 30, 2004 to 2.75% at the period's end.

                           In response to higher interest rates, we shortened the duration of the fund so that it was shorter than that of its benchmark index. However, it remained longer than the duration of the ultra-short maturity funds included in our peer group.

                           HOW IS THE FUND POSITIONED TO REFLECT YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           Based on our projections for moderate economic growth and relatively low inflation, we believe the Fed will continue to raise short-term interest rates gradually throughout 2005 as it moves toward its goal of a more neutral monetary policy. The rate of job growth continues to be the key to determining the Fed's future actions. Inflation and the direction of oil prices could also figure into the Fed's decisions.

                           If US state and local budgets improve because of continued economic growth, new municipal bond issuance could decline in 2005. Higher interest rates would also slow refunding issues, which could further reduce outstanding municipal bond supply. We believe that these two factors, along with the fund's relatively short duration, could help cushion the impact of price erosion going forward. We have maintained the fund's position in higher yielding bonds and have raised the fund's cash and cash equivalent positions to 29% of assets. We believe this higher cash position could provide us with the flexibility to capture higher yields on future purchases for the fund.

                            ---------------------------------------------------

                           John Trentacoste has managed Nations Short-Term Municipal Income Fund since December 15, 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Prior to December 15, 2004, the fund was managed by the Municipal Fixed Income Management Team. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS SHORT-TERM MUNICIPAL

INCOME FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,000.50      1,022.94        2.00         2.02               0.40
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00          999.30      1,021.69        3.24         3.28               0.65
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00          995.56      1,017.95        6.97         7.04               1.40
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00          995.56      1,017.95        6.97         7.04               1.40

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the advisor and/or administrator not reimbursed a portion of expenses, total return would have been reduced.

NATIONS SHORT-TERM MUNICIPAL

INCOME FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in the shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS SHORT-TERM MUNICIPAL

INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 0.3%  Other revenue
 2.3%  Housing
 2.6%  Resource recovery
 4.4%  Health care
 6.1%  Industrials
 7.3%  Education
12.4%  Transportation
21.1%  Utilities
39.3%  Tax-backed
 4.2%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  IL Development Finance Authority,
                                                                                 Pollution Control Revenue Refunding
                                                                                 Commonwealth Edison Company, Series
                                                                                 1996 Insured: AMBAC 4.400% 12/01/06     1.5%
                                                                            -------------------------------------------------
                                                                              2  CO Public Highway Authority Highway
                                                                                 Revenue Series 1997 B Insured: MBIA
                                                                                 09/01/07                                1.4%
                                                                            -------------------------------------------------
                                                                              3  NM Farmington New Mexico Pollution
                                                                                 Control Revenue Public Service
                                                                                 Refunding San Juan Project 2003 B,
                                                                                 2.100% 04/01/33                         1.3%
                                                                            -------------------------------------------------
                                                                              4  TN Memphis Tennessee Electric System
                                                                                 Revenue Subordinated Series 2003 A
                                                                                 Insured: MBIA 5.000% 12/01/09           1.1%
                                                                            -------------------------------------------------
                                                                              5  OH State Higher Educational Capital
                                                                                 Facilities Revenue, Series 2002A-II
                                                                                 5.000% 12/01/07                         1.1%
                                                                            -------------------------------------------------
                                                                              6  ID Housing and Finance Association
                                                                                 Single Family Mortgage Project, Series
                                                                                 2002 B-1 Bayerische Landesbank,
                                                                                 Girozentrale, 2.320% 07/01/33           1.1%
                                                                            -------------------------------------------------
                                                                              7  HI State Airports System Revenue AMT
                                                                                 Insured: FGIC 5.000% 07/01/08           1.1%
                                                                            -------------------------------------------------
                                                                              8  AK North Slope Borough, Alaska, GO,
                                                                                 Series 1996: Insured: MBIA Zero Coupon
                                                                                 06/30/07                                1.0%
                                                                            -------------------------------------------------
                                                                              9  GA Burke County Georgia Development
                                                                                 Authority Pollution Control Revenue
                                                                                 Oglethorpe Power Corp., Series 1993 A
                                                                                 Insured: FGIC 2.270% 01/01/16           1.0%
                                                                            -------------------------------------------------
                                                                             10  KS Burlington Kansas Environmental
                                                                                 Improvement Revenue Refunding Power
                                                                                 and Light Project, Series 1998 C
                                                                                 Mandatory Put
                                                                                 10/1/2007 @100 4.750% 09/01/15          1.0%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS SHORT-TERM MUNICIPAL

INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS.

                                                                                                           BLENDED 50% LEHMAN
                                                                                                        BROTHERS 1-YEAR MUNICIPAL
                                                                                                          BOND INDEX/50% LEHMAN
                                                   NATIONS SHORT-TERM        LEHMAN BROTHERS 3-YEAR     BROTHERS 3-YEAR MUNICIPAL
                                                  MUNICIPAL INCOME FUND       MUNICIPAL BOND INDEX             BOND INDEX
                                                  ---------------------      ----------------------     -------------------------
Mar. 31 1995                                      $       9,900              $       10,000             $         10,000
1996                                                     10,445                      10,649                       10,597
                                                         10,859                      11,105                       11,054
1998                                                     11,415                      11,787                       11,668
                                                         11,929                      12,409                       12,244
2000                                                     12,209                      12,641                       12,545
                                                         12,983                      13,643                       13,439
2002                                                     13,408                      14,242                       14,014
                                                         14,078                      15,251                       14,785
2004                                                     14,372                      15,672                       15,125
Mar. 31 2005                                             14,381                      15,687                       15,166

[INVESTOR A SHARES AT NAV** (AS IF 3/31/05) RETURN CHART]

ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS.

                                                                                                           BLENDED 50% LEHMAN
                                                                                                        BROTHERS 1-YEAR MUNICIPAL
                                                                                                          BOND INDEX/50% LEHMAN
                                                   NATIONS SHORT-TERM        LEHMAN BROTHERS 3-YEAR     BROTHERS 3-YEAR MUNICIPAL
                                                  MUNICIPAL INCOME FUND       MUNICIPAL BOND INDEX             BOND INDEX
                                                  ---------------------      ----------------------     -------------------------
Mar. 31 1995                                      $      10,000              $       10,000             $         10,000
1996                                                     10,551                      10,649                       10,597
                                                         10,969                      11,105                       11,054
1998                                                     11,530                      11,787                       11,668
                                                         12,049                      12,409                       12,244
2000                                                     12,332                      12,641                       12,545
                                                         13,114                      13,643                       13,439
2002                                                     13,543                      14,242                       14,014
                                                         14,220                      15,251                       14,785
2004                                                     14,518                      15,672                       15,125
Mar. 31 2005                                             14,527                      15,687                       15,166

AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/95 through
      3/31/05)              3.80%     3.70%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Short-Term Municipal Income Fund over the last 10 years. The Lehman Brothers 3-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of greater than 2 years and less than 4 years. The Lehman Brothers 1-Year Municipal Bond Index is an unmanaged index of tax-free bonds with maturities between 1 and 2 years. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                  INVESTOR A           INVESTOR B            INVESTOR C
                                              PRIMARY A       NAV**        MOP*          NAV**          NAV**        CDSC***
Inception date                                10/7/93              11/2/93              10/12/93              5/19/94
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              0.31%         0.07%       -0.98%         -0.68%         -0.68%       -1.66%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         2.62%         2.36%        2.03%          1.60%          1.60%        1.60%
5 YEARS                                         3.59%         3.33%        3.12%          2.56%          2.55%        2.55%
10 YEARS                                        4.04%         3.80%        3.70%          3.32%          3.27%        3.27%
SINCE INCEPTION                                 3.91%         3.70%        3.61%          3.23%          3.36%        3.36%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 1.00%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.
 8

NATIONS INTERMEDIATE MUNICIPAL

BOND FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HER VIEWS ON NATIONS INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND HER OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of 0.72%.**
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE FUND'S
                           INVESTMENT STYLE AND PHILOSOPHY.

                           The fund balances its investments between high quality issues, which reduce credit and liquidity risk, and lower quality issues, which add yield potential. By maintaining a well-diversified portfolio, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity of between three and ten years.

                           HOW DID THE FUND PERFORM DURING THE PERIOD?***

                           During the 12-month period ending March 31, 2005, Nations Intermediate Municipal Bond Fund (Investor A Shares) returned 0.72%. Its benchmark, the

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years.

                           Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           ON MARCH 21, 2005, THE BOARD OF TRUSTEES APPROVED A PROPOSAL TO REORGANIZE THE NATIONS INTERMEDIATE MUNICIPAL BOND FUND INTO THE COLUMBIA INTERMEDIATE TAX-EXEMPT FUND, SUBJECT TO SHAREHOLDER APPROVAL AND THE SATISFACTION OF CERTAIN OTHER CONDITIONS. IF APPROVED, THE EFFECTIVE DATE OF THE REORGANIZATION IS EXPECTED TO OCCUR IN SEPTEMBER OR OCTOBER 2005 OR ON SUCH A DATE TO WHICH PARTIES MAY AGREE.

                           TAX-EXEMPT INVESTING OFFERS CURRENT TAX-EXEMPT INCOME, BUT IT ALSO INVOLVES SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. WHEN INTEREST RATES GO UP, BOND PRICES GENERALLY DROP AND VICE VERSA.

                           INTEREST INCOME FROM CERTAIN TAX-EXEMPT BONDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX. CAPITAL GAINS ARE NOT EXEMPT FROM INCOME TAXES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERMEDIATE MUNICIPAL

BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           Lehman Brothers Quality Intermediate Municipal Bond Index, posted a return of 0.81% for the same period. The average return of its peer group, the Lipper Intermediate Municipal Debt Funds Category, was 0.60%.

                           We reduced the number of high quality securities with a maturity of five years during this period. Fund performance benefited from the reduced exposure, since these bonds were poor performers. Although the fund had an overweight position in AAA-rated long-term securities (20-year maturities), weak performance from these bonds did not hinder performance as much as the short-term bonds. The fund was overweight in BBB-rated securities, which had a positive impact on performance.

                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED FUND PERFORMANCE?

                           As a result of an improving economy and a rise in government tax revenues, many municipalities significantly reduced the amount of money borrowed for the long term. The number of long-term municipals issued in 2004 decreased by 6%. That decline, coupled with an already tight supply of long-term bonds, added pressure to long-term bond prices. Long-term municipals outperformed short-term municipals during the period.

                           HOW IS THE FUND POSITIONED TO REFLECT YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           The US economy grew at an annualized rate of approximately 3.9% in 2004. For the first quarter of 2005, the annualized rate was approximately 3.1%. The unemployment rate declined to 5.2% by March 31, 2005. At the beginning of this 12-month reporting period the rate was 5.7%. Interest rates began to rise. The federal funds rate -- a key interest rate of the Federal Reserve -- rose 1.75 percentage points during this reporting period from 1.0% in April 2004 to 2.75% by the period end. Future rate increases may depend on the following: oil prices, inflation and future job growth.

                           With a general rise in revenues from state and local taxes, fewer municipalities will need to issue long-term bonds. This may mean that fewer attractive securities will be available for investment. In light of this anticipated decline, we are focusing on non-callable long-term securities to maintain a defensive position within the fund.

                            ---------------------------------------------------

                           Wendy Norman has managed Nations Intermediate Municipal Bond Fund since December 15, 2004. Ms. Norman is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Prior to December 15, 2004, the fund was managed by the Municipal Fixed Income Management Team. Banc of America Capital Management, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS INTERMEDIATE MUNICIPAL

BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE END      EXPENSES PAID DURING      FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)         OF THE PERIOD ($)             THE PERIOD ($)         EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,001.25      1,022.44        2.49         2.52               0.50
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00          999.05      1,021.19        3.74         3.78               0.75
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00          995.31      1,017.45        7.46         7.54               1.50
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00          995.31      1,017.45        7.46         7.54               1.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the advisor and/or administrator not reimbursed a portion of expenses, total return would have been reduced.

NATIONS INTERMEDIATE MUNICIPAL

BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in the shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS INTERMEDIATE MUNICIPAL

BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 0.3%  Other revenue
 1.4%  Industrials
 1.6%  Resource recovery
 3.4%  Education
 5.3%  Housing
 6.1%  Short-term investment
 7.7%  Health care
10.1%  Transportation
11.3%  Utilities
39.4%  Tax-backed
13.4%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  NY City Municipal Water Finance
                                                                                 Authority Water and Sewer System
                                                                                 Revenue, Series 1996B, Escrowed to
                                                                                 Maturity, Insured: MBIA, 5.750%
                                                                                 06/15/26                                1.2%
                                                                            -------------------------------------------------
                                                                              2  GA Atlanta Water and Wastewater
                                                                                 Revenue, Series 199A, Insured FGIC,
                                                                                 5.500% 11/01/18                         1.0%
                                                                            -------------------------------------------------
                                                                              3  PA Delaware Valley Regional Financing
                                                                                 Authority Local Government Revenue,
                                                                                 Series 2002, 5.500% 07/01/12            1.0%
                                                                            -------------------------------------------------
                                                                              4  NJ State Transportation Trust Fund
                                                                                 Authority Revenue, Series C, Insured:
                                                                                 FGIC, 5.250% 06/15/12                   1.0%
                                                                            -------------------------------------------------
                                                                              5  CA San Francisco, GO, Refunding,
                                                                                 Series 2002, 5.000% 06/15/11            1.0%
                                                                            -------------------------------------------------
                                                                              6  HI State, GO, Series 2001CV, Insured:
                                                                                 FGIC, 5.500% 08/01/09                   0.9%
                                                                            -------------------------------------------------
                                                                              7  AR State Federal Highway Grant
                                                                                 Anticipation, GO, Series 2001A, 5.250%
                                                                                 08/01/09                                0.9%
                                                                            -------------------------------------------------
                                                                              8  MD State Transportation Department
                                                                                 Revenue, Series 2002, 5.500% 02/01/10   0.7%
                                                                            -------------------------------------------------
                                                                              9  AK State Housing Finance Corporation
                                                                                 Revenue, GO of Corporation, Series
                                                                                 1997A Insured: MBIA, 6.000% 06/01/27    0.7%
                                                                            -------------------------------------------------
                                                                             10  CO Denver City and County Airport
                                                                                 Revenue, Refunding: Series 1995C,
                                                                                 Insured: MBIA, 6.500% 11/15/12          0.7%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS INTERMEDIATE MUNICIPAL

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS.

                                                                                                     LEHMAN BROTHERS QUALITY
                                                               NATIONS INTERMEDIATE MUNICIPAL         INTERMEDIATE MUNICIPAL
                                                                         BOND FUND                          BOND INDEX
                                                               ------------------------------      ----------------------------
Mar. 31 1995                                                   $            9,675                  $           10,000
1996                                                                       10,393                              10,786
                                                                           10,852                              11,274
1998                                                                       10,722                              12,225
                                                                           12,322                              12,935
2000                                                                       12,261                              13,065
                                                                           13,308                              14,327
2002                                                                       13,696                              14,868
                                                                           14,801                              16,281
2004                                                                       15,440                              17,065
Mar. 31 2005                                                               15,548                              17,203

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS.

                                                                                                     LEHMAN BROTHERS QUALITY
                                                               NATIONS INTERMEDIATE MUNICIPAL         INTERMEDIATE MUNICIPAL
                                                                         BOND FUND                          BOND INDEX
                                                               ------------------------------      ----------------------------
Mar. 31 1995                                                   $           10,000                  $           10,000
1996                                                                       10,742                              10,786
                                                                           11,217                              11,274
1998                                                                       12,115                              12,225
                                                                           12,736                              12,935
2000                                                                       12,673                              13,065
                                                                           13,755                              14,327
2002                                                                       14,156                              14,868
                                                                           15,298                              16,281
2004                                                                       15,959                              17,065
Mar. 31 2005                                                               16,073                              17,203

AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/95 through
      3/31/05)              4.86%     4.51%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                       INVESTOR A                INVESTOR B                 INVESTOR C
                                   PRIMARY A       NAV**        MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                     7/30/93              8/17/93                   12/2/93                    11/3/94
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                   1.07%         0.72%       -2.56%       -0.03%       -2.94%        -0.03%       -1.00%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                              4.62%         4.33%        3.17%        3.55%        3.24%         3.54%        3.54%
5 YEARS                              5.15%         4.87%        4.18%        4.09%        4.09%         4.08%        4.08%
10 YEARS                             5.10%         4.86%        4.51%        4.22%        4.22%         4.25%        4.25%
SINCE INCEPTION                      4.85%         4.53%        4.23%        3.91%        3.91%         4.72%        4.72%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MUNICIPAL INCOME FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS MUNICIPAL INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005 AND HIS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks high current income exempt from federal income tax consistent with the potential for principal fluctuation associated with investments in long-term municipal securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Municipal Income Fund Investor A Shares provided shareholders with a total return of 1.57%.**
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE FUND'S
                           INVESTMENT STYLE AND PHILOSOPHY.

                           The fund balances its investments between high quality issues, which reduce credit and liquidity risk, and lower quality issues, for their additional yield potential. By maintaining a well-diversified portfolio, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rate), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As a long-term portfolio, the fund normally seeks to maintain an average dollar-weighted maturity greater than seven years.

                           HOW DID THE FUND PERFORM FOR THE PERIOD?***

                           With a total return of 1.57%, Nations Municipal Income Fund (Investor A Shares) underperformed its benchmark index, the Lehman Brothers Municipal Bond Index, which returned 2.67% for the 12-month period ended March 31, 2005. The fund also trailed the average return of its peer group, the Lipper General Municipal Debt Funds Category, which was 2.03%.

                           Two factors accounted for the fund's underperformance relative to its benchmark. It held a position in a distressed junior college project. The fund took a loss and sold the position. In addition, we kept the fund's duration shorter than its benchmark throughout most of the period because we expected interest rates to rise. (Duration is a measure of the fund's sensitivity to changing interest rates.) That hurt the fund

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Brothers Municipal Bond Index is an unmanaged index of 8,000 investment grade bonds with long-term maturities.

                           Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper General Municipal Debt Funds Category invest in municipal debt issues with the top four credit ratings.

                           Source for all statistical data -- Banc of America Capital Management, LLC.


                           TAX-EXEMPT INVESTING OFFERS CURRENT TAX-EXEMPT INCOME, BUT IT ALSO INVOLVES SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. WHEN INTEREST RATES GO UP, BOND PRICES GENERALLY DROP AND VICE VERSA.

                           INTEREST INCOME FROM CERTAIN TAX-EXEMPT BONDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX. CAPITAL GAINS ARE NOT EXEMPT FROM INCOME TAXES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MUNICIPAL INCOME FUND
                           when all but the shortest interest rates declined earlier in the period. In 2005, we added some longer-term bonds to the portfolio, but this also hurt performance, because interest rates reversed course and rose sharply in the middle of the first quarter.

                           The fund benefited from an overweight in the hospital and general obligation sectors. The tobacco and resource recovery sectors also made positive contributions to performance. However, these sectors represented a relatively small portion of the fund's assets.

                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED FUND PERFORMANCE?

                           The recent up tick in economic activity has led to a rise in short term interest rates as the Federal Reserve attempts to tighten the supply of money by raising the Fed Funds target rate (the rate at which banks can borrow money overnight) from a historically low 1% on June 30th, 2004 to 2.75% at the end of the first quarter of 2005. This action, coupled with a rally in long-term rates driven mainly by the market's expectation of relativity tame inflation going forward, has led to a dramatic flattening of the yield curve. The positioning of the fund was largely focused on somewhat short to intermediate term securities which under performed longer term securities dramatically during the period.

                           HOW IS THE FUND POSITIONED TO REFLECT YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           If US state and local budgets improve because of economic growth, new municipal bond issuance could decline in 2005. Higher interest rates could also slow refunding issues and further reduce outstanding municipal bond supply.

                           Based on our projections for moderate economic growth and relatively low inflation, we believe the Fed will continue to raise short-term rates gradually throughout 2005 as it moves toward its goal of a more neutral monetary policy. The rate of job growth continues to be the key to determining the Fed's future actions. Inflation and the direction of oil prices could also figure into the Fed's decisions.

                           In this environment, we plan to keep the fund's duration in line with its benchmark and to maintain or increase the fund's exposure to higher-yielding securities.

                            ---------------------------------------------------

                           Chris Eckstrom has managed Nations Municipal Income Fund since December 15, 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Prior to December 15, 2004, the fund was managed by the Municipal Fixed Income Management Team. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS MUNICIPAL INCOME FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,007.68      1,021.94        3.00         3.02               0.60
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,006.43      1,020.69        4.25         4.28               0.85
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,002.69      1,016.95        7.99         8.05               1.60
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,001.80      1,016.95        7.99         8.05               1.60

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the advisor and/or administrator not reimbursed a portion of expenses, total return would have been reduced.

NATIONS MUNICIPAL INCOME FUND

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in the shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS MUNICIPAL INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 0.4%  Resource recovery
 2.9%  Housing
 5.3%  Education
 5.8%  Industrials
 9.0%  Transportation
13.9%  Utilities
14.5%  Health care
34.7%  Tax-backed
13.5%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  WA GO, Series 1990A, 6.750% 02/01/15    2.6%
                                                                            -------------------------------------------------
                                                                              2  AK North Slope Borough Capital
                                                                                 Appreciation, GO, Series 2000B,
                                                                                 Insured: MBIA Zero Coupon 06/30/11      2.0%
                                                                            -------------------------------------------------
                                                                              3  WA GO, Series 2000A, 5.625% 07/01/21    1.8%
                                                                            -------------------------------------------------
                                                                              4  WY Student Loan Corporation Revenue,
                                                                                 Refunding, Series 1999A, 6.250%
                                                                                 06/01/29                                1.8%
                                                                            -------------------------------------------------
                                                                              5  DC Hospital Revenue Mediantic
                                                                                 Healthcare Group, Refunding, Series
                                                                                 A, Pre-refunded 08/15/07, Insured:
                                                                                 MBIA 5.375% 08/15/15                    1.6%
                                                                            -------------------------------------------------
                                                                              6  SC Western Carolina Regional Sewer
                                                                                 Authority, Insured: FSA 5.250%
                                                                                 03/01/18                                1.5%
                                                                            -------------------------------------------------
                                                                              7  IL Metropolitan Pier and Exposition
                                                                                 Authority, Dedicated State Tax
                                                                                 Revenue Unrefunded Balance, Series
                                                                                 1993A Insured FGIC Zero Coupon
                                                                                 06/15/13                                1.4%
                                                                            -------------------------------------------------
                                                                              8  IL Chicago O'Hare International
                                                                                 Airport Revenue Second Lien,
                                                                                 Refunding, Series 1999, AMT Insured:
                                                                                 AMBAC 5.500% 01/01/10                   1.3%
                                                                            -------------------------------------------------
                                                                              9  AL Phoenix County, Industrial
                                                                                 Development Board, Environmental
                                                                                 Import Revenue Refunding, Mead Coated
                                                                                 Board Project, Series 1998B, 5.250%
                                                                                 04/01/28                                1.1%
                                                                            -------------------------------------------------
                                                                             10  MI University of Michigan, Hospital
                                                                                 Revenue Refunding, Series 2002,
                                                                                 5.250% 12/01/20                         1.1%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS MUNICIPAL INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                               NATIONS MUNICIPAL INCOME FUND                  INDEX
                                                               -----------------------------      ------------------------------
Mar. 31 1995                                                                9525                              10000
1996                                                                       10354                              10838
                                                                           10956                              11429
1998                                                                       12152                              12654
                                                                           12785                              13438
2000                                                                       12493                              13428
                                                                           13686                              14894
2002                                                                       13953                              15461
                                                                           14906                              16990
2004                                                                       15693                              17986
Mar. 31 2005                                                               15945                              18465

ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS.
[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                               NATIONS MUNICIPAL INCOME FUND       LEHMAN MUNICIPAL BOND INDEX
                                                               -----------------------------       ---------------------------
Mar. 31 1995                                                               10000                              10000
1996                                                                       10870                              10838
                                                                           11503                              11429
1998                                                                       12758                              12654
                                                                           13422                              13438
2000                                                                       13116                              13428
                                                                           14369                              14894
2002                                                                       14649                              15461
                                                                           15650                              16990
2004                                                                       16476                              17986
Mar. 31 2005                                                               16734                              18465

ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS.

AVERAGE ANNUAL TOTAL RETURN

Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/95 through
      3/31/05)              5.28%      4.78%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Municipal Income Fund over the last 10 years. The Lehman Brothers Municipal Bond Index is an unmanaged index of 8,000 investment grade bonds with long-term maturities. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.
The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]
   TOTAL RETURN (AS OF 3/31/05)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                        2/1/91                2/1/91                   6/7/93                    6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      1.82%         1.57%       -3.28%       0.81%       -4.05%        0.82%       -0.16%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 4.80%         4.54%        2.86%       3.76%        2.82%        3.73%        3.73%
5 YEARS                                 5.25%         4.99%        3.98%       4.21%        3.87%        4.21%        4.21%
10 YEARS                                5.52%         5.28%        4.78%       4.57%        4.57%        4.62%        4.62%
SINCE INCEPTION                         6.16%         5.96%        5.59%       4.28%        4.28%        4.87%        4.87%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

* Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

** Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

*** Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS CALIFORNIA INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HER VIEWS ON NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND HER OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks high current income exempt from federal and California state individual income taxes consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations California Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of 0.34%.**
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE FUND'S
                           INVESTMENT STYLE AND PHILOSOPHY.

                           The fund balances its investments between high quality issues, which reduce credit and liquidity risk, and lower quality issues which add yield potential. By maintaining a well-diversified portfolio generally within the universe of California municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity of three to ten years.

                           HOW DID THE FUND PERFORM DURING THE PERIOD?***

                           During the 12-month period ended March 31, 2005, Nations California Intermediate Municipal Bond Fund (Investor A shares) returned 0.34%. Fund performance trailed both its benchmark and peer group. The fund's benchmark, the Lehman Brothers Quality Intermediate Municipal Bond Index, returned 0.81% for the

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years.

                           Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper California Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation in California.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           TAX-EXEMPT INVESTING OFFERS CURRENT TAX-EXEMPT INCOME, BUT IT ALSO INVOLVES SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. WHEN INTEREST RATES GO UP, BOND PRICES GENERALLY DROP AND VICE VERSA.

                           INTEREST INCOME FROM CERTAIN TAX-EXEMPT BONDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX. CAPITAL GAINS ARE NOT EXEMPT FROM INCOME TAXES.

                           SINGLE-STATE MUNICIPAL BOND FUNDS POSE ADDITIONAL RISKS DUE TO LIMITED
                           GEOGRAPHICAL DIVERSIFICATION.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CALIFORNIA INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           period. The average return for its peer group, the Lipper California Intermediate Municipal Debt Funds Category, was 0.83%.

                           At the beginning of the period, the fund's duration was significantly shorter than its peer group. Expressed in years, duration is a measure of the portfolio's sensitivity to changes in interest rates. Having a short duration hurt the fund's overall performance, as the better-performing securities during this reporting period were those with long-term maturities. During the past 12 months, we increased duration by selling securities with short-term maturities (5 years) and purchasing bonds with maturities ranging from 10 to 20 years.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN CALIFORNIA?

                           California's economy continued its recovery from the severe economic conditions of the past four fiscal years. From 2001 to 2003, California lost approximately 200,000 jobs. Although employment losses cut across all industries, job loss was particularly acute in northern California where the high tech industry is concentrated. Also, during this time, California experienced a 17% decline in total tax revenue. To offset the lost revenue, the state turned, in large part, to non-recurring or one-time measures to achieve a balanced budget. The largest single measure was the issuing of $15.0 billion of Economic Recovery Bonds. Without these bonds, the state would not have been able to meet its obligations. It was this looming liquidity crisis that prompted the rating agencies to lower California's rating to the BBB level. With the liquidity crisis averted and a budding economic recovery fueling revenue growth, the state's credit ratings have all been raised back into the A category. California has approximately $52.7 billion of outstanding tax-supported debt, including general obligations bonds ($45 billion) and General Fund lease-backed debt ($7 billion).

                           For fiscal 2004 the state ended the year with a $3.0 billion surplus reflecting the issuance of $11.2 billion of deficit bonds during the year. This surplus, combined with modest spending restraint and improving revenue performance, should allow the state to end the current year with a surplus of approximately $1.5 billion.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE COMING YEAR?

                           We are maintaining our focus on seeking high quality securities with good yield potential. California's economy is enjoying healthy growth, and the state's progressive tax system is producing substantial additional resources, which are necessary to help stabilize the state's financial position. However, state policymakers still face sizeable gaps between ongoing revenues and expenditures that may worsen in coming years as temporary measures enacted previously are scheduled to expire. Also, the state's long history of constitutional initiatives and the two-thirds majority requirement for budget passage are likely to hamstring lawmakers as they try to close persistent financial imbalances.

                           Despite the 2004 budget gap and eventual need to issue debt to cover the shortfall, debt levels in the state remain in the moderate range. Even though California, like the rest of the nation, is seeing slow and gradual growth, positive economic indicators within the state indicate the potential for increased tax revenues. The state's high tech industry is enjoying a turn-around. A declining US dollar may help those industries, such as entertainment, keep more jobs in the state rather than

NATIONS CALIFORNIA INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           outsourcing overseas. Tourism is also benefiting from a weak dollar. We believe that a boost in manufacturing will continue to stimulate international trade, which has become a major source of economic activity.

                            ---------------------------------------------------

                           Wendy Norman has managed Nations California
                           Intermediate Municipal Bond Fund since December 15, 2004. Ms. Norman is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Prior to December 15, 2004, the fund was managed by the Municipal Fixed Income Management Team. Banc of America Capital Management, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS CALIFORNIA INTERMEDIATE

MUNICIPAL BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)      DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ----------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL      ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        998.80      1,022.44        2.49         2.52               0.50
---------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        997.56      1,021.19        3.74         3.78               0.75
---------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        993.87      1,017.45        7.46         7.54               1.50
---------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        993.87      1,017.45        7.46         7.54               1.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the advisor and/or administrator not reimbursed a portion of expenses, total return would have been reduced.

NATIONS CALIFORNIA INTERMEDIATE

MUNICIPAL BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in the shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS CALIFORNIA INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 0.9%  Resource recovery
 1.8%  Transportation
 2.6%  Education
 3.3%  Housing
 4.1%  Short-term investment
 7.3%  Health care
18.5%  Utilities
54.7%  Tax-backed
 6.8%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  CA Inland Empire Solid Waste Authority
                                                                                 Revenue Landfill Improvement Financing
                                                                                 Project, Series 1996B, AMT, Insured:
                                                                                 FSA Prerefunded 08/01/11 6.250%
                                                                                 08/01/11                                4.4%
                                                                            -------------------------------------------------
                                                                              2  CA Statewide Communities Development
                                                                                 Authority Revenue Series E Kaiser
                                                                                 Permanente 3.875% 04/01/32              4.0%
                                                                            -------------------------------------------------
                                                                              3  CA Oakland Redevelopment Agency Tax
                                                                                 Allocation Refunding Center District
                                                                                 Redevelopment Project Series 1992,
                                                                                 Insured: AMBAC 5.500% 02/01/14          3.2%
                                                                            -------------------------------------------------
                                                                              4  CA Los Angeles, California, Unified
                                                                                 School District, GO, Series 2000D
                                                                                 5.500% 07/01/09                         3.1%
                                                                            -------------------------------------------------
                                                                              5  CA San Francisco California Bay Area
                                                                                 Rapid Transportation District Sales
                                                                                 Tax Revenue Series 1998 5.500%
                                                                                 07/01/09                                3.0%
                                                                            -------------------------------------------------
                                                                              6  CA Southern California Public Power
                                                                                 Authority Power Project Revenue Series
                                                                                 1989, 6.750% 07/01/13                   2.8%
                                                                            -------------------------------------------------
                                                                              7  CA Santa Margarita/Dana Point
                                                                                 Authority Revenue Series 1997A
                                                                                 Insured: AMBAC 5,500% 08/01/11          2.8%
                                                                            -------------------------------------------------
                                                                              8  CA Oakland California J.T. Powers
                                                                                 Financing Authority Lease Revenue
                                                                                 Refunding Oakland Convention Centers
                                                                                 Series 2001 Insured: AMBAC 5.500%
                                                                                 10/01/11                                2.7%
                                                                            -------------------------------------------------
                                                                              9  CA Kings River Conservative District
                                                                                 Revenue Certificates Participation
                                                                                 Peaking Project Series 2004 5.000%
                                                                                 05/01/14                                2.7%
                                                                            -------------------------------------------------
                                                                             10  CA Metropolitan Water District of
                                                                                 Southern California Waterworks Revenue
                                                                                 5.000% 07/01/14                         2.6%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS.

                                                              NATIONS CALIFORNIA INTERMEDIATE        LEHMAN BROTHERS QUALITY
                                                                    MUNICIPAL BOND FUND            INTERMEDIATE MUNICIPAL INDEX
                                                              -------------------------------      ----------------------------
Sep. 9 2002                                                   $            9,675                   $          10,000
                                                                           9,768                              10,000
                                                                           9,772                              10,026
                                                                           9,811                              10,137
                                                                          10,007                              10,367
                                                                          10,017                              10,419
2003                                                                      10,078                              10,491
                                                                          10,176                              10,626
                                                                           9,930                              10,403
                                                                          10,235                              10,736
2004                                                                      10,312                              10,808
Mar. 31 2005                                                              10,213                              10,712

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS.

                                                              NATIONS CALIFORNIA INTERMEDIATE        LEHMAN BROTHERS QUALITY
                                                                    MUNICIPAL BOND FUND            INTERMEDIATE MUNICIPAL INDEX
                                                              -------------------------------      ----------------------------
Sep. 9 2002                                                   $           10,000                   $          10,000
                                                                          10,096                              10,000
                                                                          10,100                              10,026
                                                                          10,141                              10,137
                                                                          10,343                              10,367
                                                                          10,353                              10,419
2003                                                                      10,416                              10,491
                                                                          10,517                              10,626
                                                                          10,264                              10,403
                                                                          10,579                              10,736
2004                                                                      10,658                              10,808
Mar. 31 2005                                                              10,556                              10,712

AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (9/9/02 through
      3/31/05)              2.13%     0.82%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations California Intermediate Municipal Bond Fund from the inception of the share class. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Index performance is from 9/30/02.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                       INVESTOR A                INVESTOR B                 INVESTOR C
                                   PRIMARY A       NAV**        MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                     8/19/02               9/9/02                   8/29/02                    9/11/02
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                   0.59%         0.34%       -2.95%       -0.41%       -3.29%        -0.40%       -1.37%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                      2.86%         2.13%        0.82%        1.71%        0.98%         1.36%        1.36%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS CALIFORNIA MUNICIPAL

BOND FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HER VIEWS ON NATIONS CALIFORNIA MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND HER OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks as high a level of current interest income free of federal income tax and California state individual income tax as is consistent with prudent investment management and preservation of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations California Municipal Bond Fund Investor A Shares provided shareholders with a total return of 2.33%.**
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE FUND'S
                           INVESTMENT STYLE AND PHILOSOPHY.

                           The fund balances its investments between high quality issues, which reduce credit and liquidity risk, and lower quality issues, which add yield potential. By maintaining a well-diversified portfolio generally within the universe of California municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity greater than seven years.

                           HOW DID THE FUND PERFORM DURING THE PERIOD?***

                           During the 12-month period ended March 31, 2005, Nations California Municipal Bond Fund (Investor A Shares) returned 2.33%. Fund performance trailed both its

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Brothers Municipal Bond Index is an unmanaged index of 8,000 investment grade bonds with long-term maturities.

                           Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper California Municipal Debt Funds Category limit their assets to those securities that are exempt from taxation in California.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           ON MARCH 21, 2005, THE BOARD OF TRUSTEES APPROVED A PROPOSAL TO REORGANIZE THE NATIONS CALIFORNIA MUNICIPAL BOND FUND INTO THE COLUMBIA CALIFORNIA TAX-EXEMPT FUND, SUBJECT TO SHAREHOLDER APPROVAL AND THE SATISFACTION OF CERTAIN OTHER CONDITIONS. IF APPROVED, THE EFFECTIVE DATE OF THE REORGANIZATION IS EXPECTED TO OCCUR IN SEPTEMBER OR OCTOBER 2005 OR ON SUCH A DATE TO WHICH PARTIES MAY AGREE.

                           TAX-EXEMPT INVESTING OFFERS CURRENT TAX-EXEMPT INCOME, BUT IT ALSO INVOLVES SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. WHEN INTEREST RATES GO UP, BOND PRICES GENERALLY DROP AND VICE VERSA.

                           INTEREST INCOME FROM CERTAIN TAX-EXEMPT BONDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX. CAPITAL GAINS ARE NOT EXEMPT FROM INCOME TAXES.

                           SINGLE-STATE MUNICIPAL BOND FUNDS POSE ADDITIONAL RISKS DUE TO LIMITED GEOGRAPHICAL DIVERSIFICATION.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CALIFORNIA MUNICIPAL

BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           benchmark and peer group. The fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 2.67% for the period. The average return for its peer group, the Lipper California Municipal Debt Funds Category, was 2.86%.

                           During the reporting period, we tried to increase the fund's yields by adding more A-rated bonds, which had higher yields. The fund's underweight in non-rated securities hindered relative performance, as these were among the better-performing securities during the period. A lack of available non-rated securities prevented the fund from participating in the higher yields offered by these bonds. The fund's relative underperformance was also due to the number of securities that either were called or had matured during the period. The principal amounts on more than 5% of the fund's portfolio were paid during this 12-month period. In the case of the bonds that were called, many of the municipalities in which the fund invests took advantage of low interest rates to refund existing debt. Our efforts to replace these assets were thwarted by a lack of high quality securities with intermediate maturities. Most of the proceeds were reinvested in bonds with 15- to 20-year maturities.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN CALIFORNIA?

                           California's economy continued its recovery from the severe economic conditions of the past four fiscal years. From 2001 to 2003, California lost approximately 200,000 jobs. Although employment losses cut across all industries, job loss was particularly acute in northern California where the high tech industry is concentrated. Also, during this time, California experienced a 17% decline in total tax revenue. To offset the lost revenue, the state turned, in large part, to non-recurring or one-time measures to achieve a balanced budget. The largest single measure was the issuing of $15.0 billion of Economic Recovery Bonds. Without these bonds, the state would not have been able to meet its obligations. It was this looming liquidity crisis that prompted the rating agencies to lower California's rating to the BBB level. With the liquidity crisis averted and a budding economic recovery fueling revenue growth, the state's credit ratings have all been raised back into the A category. California has approximately $52.7 billion of outstanding tax-supported debt, including general obligations bond ($45 billion) and General Fund lease-backed debt ($7 billion).

                           For fiscal 2004 the state ended the year with a $3.0 billion surplus reflecting the issuance of $11.2 billion of deficit bonds during the year. This surplus, combined with modest spending restraint and improving revenue performance, should allow the state to end the current year with a surplus of approximately $1.5 billion.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE COMING YEAR?

                           We are maintaining our focus on seeking high quality securities with good yield potential. California's economy is enjoying healthy growth, and the state's progressive tax system is producing substantial additional resources, which are necessary to help stabilize the state's financial position. However, state policymakers still face sizeable gaps between ongoing revenues and expenditures that may worsen in coming years as temporary measures enacted previously are scheduled to expire. Also, the state's long history of constitutional initiatives and

NATIONS CALIFORNIA MUNICIPAL

BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           the two-thirds majority requirement for budget passage are likely to hamstring lawmakers as they try to close persistent financial imbalances.

                           Despite the 2004 budget gap and eventual need to issue debt to cover the shortfall, debt levels in the state remain in the moderate range. Even though California, like the rest of the nation, is seeing slow and gradual growth, positive economic indicators within the state indicate the potential for increased tax revenues. The state's high tech industry is enjoying a turn-around. A declining US dollar may help those industries, such as entertainment, keep more jobs in the state rather than outsourcing overseas. Tourism is also benefiting from a weak dollar. We believe that a boost in manufacturing will continue to stimulate international trade, which has become a major source of economic activity.

                            ---------------------------------------------------

                           Wendy Norman has managed Nations California Municipal Bond Fund since December 15, 2004. Ms. Norman is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Prior to December 15, 2004, the fund was managed by the Municipal Fixed Income Management Team. Banc of America Capital Management, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS CALIFORNIA MUNICIPAL

BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,013.91      1,021.94        3.01         3.02               0.60
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,011.32      1,020.69        4.26         4.28               0.85
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,008.88      1,016.95        8.01         8.05               1.60
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,007.53      1,016.95        8.01         8.05               1.60

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the advisor and/or administrator not reimbursed a portion of expenses, total return would have been reduced.

NATIONS CALIFORNIA MUNICIPAL

BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in the shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS CALIFORNIA MUNICIPAL

BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 1.1%  Other revenue
 1.4%  Education
 8.0%  Housing
 8.8%  Health care
10.8%  Transportation
23.2%  Utilities
30.1%  Tax-backed
16.6%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  CA Statewide Communities Development
                                                                                 Authority Apartment Development
                                                                                 Revenue Refunding, Irvine Apartment
                                                                                 Communities Project Series 1998A-4,
                                                                                 Mandatory Put 05/15/13, 5.250%
                                                                                 05/15/25                                2.4%
                                                                            -------------------------------------------------
                                                                              2  CA Fresno California Sewer Revenue
                                                                                 Series 1993A-1 Insured: AMBAC 6.250%
                                                                                 09/01/14                                2.3%
                                                                            -------------------------------------------------
                                                                              3  CA West Covina California
                                                                                 Redevelopment Agency Community
                                                                                 Facilities District Special Tax
                                                                                 Refunding Fashion Plaza Project,
                                                                                 Series 1996, 6.000% 09/01/17            2.2%
                                                                            -------------------------------------------------
                                                                              4  PR Electric Power Authority Power
                                                                                 Revenue Series 2000HH Insured: FSA
                                                                                 5.250% 07/01/29                         2.1%
                                                                            -------------------------------------------------
                                                                              5  CA Health Facilities Financing
                                                                                 Authority, Revenue Refunding Insured
                                                                                 Health Facilities Mark Twain Project,
                                                                                 Series 1996 Insured: MBIA 6.000%
                                                                                 07/01/16                                2.0%
                                                                            -------------------------------------------------
                                                                              6  CA Southern California Public Power
                                                                                 Authority Power Project Revenue Series
                                                                                 1989, 6.750% 07/01/13                   1.8%
                                                                            -------------------------------------------------
                                                                              7  CA Metropolitan Water District of
                                                                                 Southern California Waterworks Revenue
                                                                                 Refunding Series 1993A 5.750% 07/01/21  1.6%
                                                                            -------------------------------------------------
                                                                              8  CA Lompoc California Unified School
                                                                                 District GO Election of 2002 Project,
                                                                                 Series 2003A Insured: FGIC 5.000%
                                                                                 08/01/27                                1.6%
                                                                            -------------------------------------------------
                                                                              9  CA Foothill/Eastern Corridor Agency
                                                                                 California Toll Road Revenue Refunding
                                                                                 Series 1999, 5.750% 01/15/40            1.6%
                                                                            -------------------------------------------------
                                                                             10  CA Health Facilities Finance Authority
                                                                                 Revenue Cedars-Sinai Medical Center
                                                                                 Project, Series 1999A 6.125% 12/01/19   1.5%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS CALIFORNIA MUNICIPAL

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT


[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS.

                                                             NATIONS CALIFORNIA MUNICIPAL BOND    LEHMAN BROTHERS MUNICIPAL BOND
                                                                           FUND                               INDEX
                                                             ---------------------------------    ------------------------------
Mar. 31 1995                                                 $             9,525                  $           10,000
1996                                                                      10,176                              10,838
                                                                          10,681                              11,429
1998                                                                      11,823                              12,654
                                                                          12,606                              13,438
2000                                                                      12,433                              13,428
                                                                          13,668                              14,894
2002                                                                      14,003                              15,461
                                                                          15,275                              16,990
2004                                                                      16,036                              17,986
Mar. 31 2005                                                              16,402                              18,465

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS.

                                                             NATIONS CALIFORNIA MUNICIPAL BOND    LEHMAN BROTHERS MUNICIPAL BOND
                                                                           FUND                               INDEX
                                                             ---------------------------------    ------------------------------
Mar. 31 1995                                                 $            10,000                  $           10,000
1996                                                                      10,683                              10,838
                                                                          11,214                              11,429
1998                                                                      12,413                              12,654
                                                                          13,234                              13,438
2000                                                                      13,053                              13,428
                                                                          14,349                              14,894
2002                                                                      14,701                              15,461
                                                                          16,037                              16,990
2004                                                                      16,836                              17,986
Mar. 31 2005                                                              17,228                              18,465

AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/95 through
      3/31/05)              5.59%     5.07%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations California Municipal Bond Fund over the last 10 years. The Lehman Brothers Municipal Bond Index is an unmanaged index of 8,000 investment grade bonds with long-term maturities. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                         INVESTOR A              INVESTOR B++               INVESTOR C
                                    PRIMARY A+       NAV**        MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                      5/21/99               3/30/84                   7/15/98                   7/29/99
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                    2.59%          2.33%       -2.55%       1.57%       -3.28%        1.58%        0.61%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                               5.71%          5.43%        3.75%       4.69%        3.77%        4.66%        4.66%
5 YEARS                               5.98%          5.71%        4.67%       4.95%        4.62%        4.93%        4.93%
10 YEARS                              5.73%          5.59%        5.07%       5.05%        5.05%         --           --
SINCE INCEPTION                       7.15%          7.08%        6.84%       6.83%        6.83%        4.39%        4.39%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is March 30, 1984.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is March 30, 1984.

NATIONS FLORIDA INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND HIS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks high current income exempt from federal income and Florida state intangibles taxes consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Florida Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of negative 0.18%.**
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE FUND'S
                           INVESTMENT STYLE AND PHILOSOPHY.

                           The fund balances its investments between high quality issues, which reduce credit and liquidity risk, and lower quality issues, which add yield potential. By maintaining a well-diversified portfolio generally within the universe of Florida municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity between three and ten years.

                           HOW DID THE FUND PERFORM DURING THE PERIOD?***

                           With a total return of negative 0.18%, Nations Florida Intermediate Municipal Bond Fund (Investor A Shares) underperformed its benchmark index, the Lehman

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax free-bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years.

                           The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years.

                           Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper Florida Intermediate Municipal Debt Funds Category invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Florida, with dollar-weighted average maturities of five to ten years.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           TAX-EXEMPT INVESTING OFFERS CURRENT TAX-EXEMPT INCOME, BUT IT ALSO INVOLVES SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. WHEN INTEREST RATES GO UP, BOND PRICES GENERALLY DROP AND VICE VERSA.

                           INTEREST INCOME FROM CERTAIN TAX-EXEMPT BONDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX. CAPITAL GAINS ARE NOT EXEMPT FROM INCOME TAXES.

                           SINGLE-STATE MUNICIPAL BOND FUNDS POSE ADDITIONAL RISKS DUE TO LIMITED GEOGRAPHICAL DIVERSIFICATION.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS FLORIDA INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           Brothers Quality Intermediate Municipal Bond Index, which returned 0.81% for the 12-month period ended March 31, 2005. Investors should note that we changed the fund's benchmark from the Lehman Brothers 7-Year Municipal Bond Index. We consider the new benchmark to be a better match with the fund because it includes a broader spectrum of maturities. The fund also trailed the average return of its peer group, the Lipper Florida Intermediate Municipal Debt Funds Category, which was negative 0.13%.

                           The fund underperformed its benchmark primarily because of a position it held in a distressed housing project. We sold the position during the period. The fund benefited from an overweight in the hospital and special tax sectors. The top performing sectors were industrial development revenue, pollution control revenue and education. However, these sectors represented only a small portion of the fund's assets.

                           Because we expect interest rates to rise modestly in 2005, we kept the fund's duration shorter than its benchmark throughout most of the period. Duration is a measure of the fund's sensitivity to changing interest rates. That helped the fund late in the period when interest rates moved higher, but it hurt the fund when all but the shortest interest rates declined earlier in the period.

                           HOW DID ECONOMIC AND MARKET CONDITIONS AFFECT THE FLORIDA MUNICIPAL BOND MARKET DURING THE PERIOD?

                           Florida has emerged from the most recent national recession with strong financial reserves, healthy revenue growth, a robust economy and a relatively small debt burden. The state revised its fiscal 2005 revenues upward from $22 billion to $23.6 billion in November of 2004. We expect reserves at fiscal year-end 2005 to total a healthy $3 billion, or 12.7% of revenues. In addition, Florida's overall debt burden has remained relatively small compared to its revenues. Tax-supported debt now equals 3.4% of personal income. The fund's outstanding debt represents approximately 6.0% of revenues, which falls within the state's targeted 7.0% cap.

                           As a result of these improved conditions, Moody's Investors Service raised Florida's general obligation rating from Aa2 to Aa1 during the first quarter of 2005. Standard & Poor's raised its rating from AA+ to AAA and Fitch Ratings followed suit, raising its rating from AA to AA+.

                           In addition, tourism, the state's leading source of sales tax revenue, has rebounded from the downturn following Sept. 11 and last summer's hurricanes. Once again, Florida has become an attractive destination for tourists and retirees.

                           HOW IS THE FUND POSITIONED TO REFLECT YOUR OUTLOOK FOR FLORIDA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           The key challenge facing Florida is rapid population growth requiring infrastructure spending, particularly for schools and Medicaid. Ideally, these needs should be met without impairing state finances. To address this challenge, the state has established a public education bond program that is funded with a first and second lien on the utility gross receipts tax.

                           Based on our projections for moderate economic growth and relatively low inflation, we believe the Federal Reserve (the Fed) will continue to raise short-term

NATIONS FLORIDA INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           rates gradually throughout 2005 as it moves toward its goal of a more neutral monetary policy. The rate of job growth continues to be the key to determining the Fed's future actions. Inflation and the direction of oil prices could also figure into the Fed's decisions.

                           In light of this environment, we plan to maintain the fund's duration in line with its benchmark. Because we are generally optimistic in our assessment of the current credit environment, we plan to maintain or increase the fund's exposure to higher-yielding securities.
                            ---------------------------------------------------

                           Chris Eckstrom has managed Nations Florida
                           Intermediate Municipal Bond Fund since December 15, 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Prior to December 15, 2004, the fund was managed by the Municipal Fixed Income Management Team. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS FLORIDA INTERMEDIATE

MUNICIPAL BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)      DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ----------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL      ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        996.36      1,022.44        2.49         2.52               0.50
---------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        995.11      1,021.19        3.73         3.78               0.75
---------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        991.42      1,017.45        7.45         7.54               1.50
---------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        991.42      1,017.45        7.45         7.54               1.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the advisor and/or administrator not reimbursed a portion of expenses, total return would have been reduced.

NATIONS FLORIDA INTERMEDIATE

MUNICIPAL BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in the shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS FLORIDA INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 0.6%  Industrials
 0.8%  Other revenue
 0.9%  Resource recovery
 2.2%  Education
 2.3%  Transportation
 5.3%  Housing
16.9%  Health care
21.6%  Utilities
37.5%  Tax-backed
11.9%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  FL Orlando Utilities Commission Water
                                                                                 and Electric Revenue Refunding,
                                                                                 Series 2001, 5.000%, 10/01/09           3.4%
                                                                            -------------------------------------------------
                                                                              2  FL Orlando Utilities Commission Water
                                                                                 and Electric Revenue Refunding,
                                                                                 Series C, 5.250% 10/01/18               2.9%
                                                                            -------------------------------------------------
                                                                              3  FL State Department of Environmental
                                                                                 Protection and Preservation Revenue
                                                                                 Florida Forever Project, Refunding,
                                                                                 Series 2001B, Insured: MBIA 5.000%
                                                                                 07/01/09                                2.9%
                                                                            -------------------------------------------------
                                                                              4  FL Orange County Health Facilities
                                                                                 Authority Revenue Orlando Regional
                                                                                 Healthcare Project, Series 1996A,
                                                                                 Insured: MBIA Pre-refunded 10/01/08
                                                                                 6.250% 10/01/08                         2.7%
                                                                            -------------------------------------------------
                                                                              5  FL Manatee County School District
                                                                                 Sales Tax Revenue Series 2003,
                                                                                 Insured: AMBAC 5.000% 10/01/12          2.5%
                                                                            -------------------------------------------------
                                                                              6  VA Arlington County Industrial
                                                                                 Development Authority Revenue
                                                                                 Virginia Hospital Arlington Health
                                                                                 Systems Project, Series 2001, 5.500%
                                                                                 07/01/14                                2.4%
                                                                            -------------------------------------------------
                                                                              7  FL South Broward Hospital District
                                                                                 Revenue Series 2003A, Insured: MBIA
                                                                                 5.250% 05/01/12                         2.3%
                                                                            -------------------------------------------------
                                                                              8  FL Orange County Tourist Development
                                                                                 Tax Authority Revenue Refunding,
                                                                                 Series 1998A, Insured: AMBAC 5.000%
                                                                                 10/01/15                                2.3%
                                                                            -------------------------------------------------
                                                                              9  FL Tallahassee Blue Print 2000 Intern
                                                                                 Government Revenue Series 2003,
                                                                                 Insured: FSA 5.000% 10/01/13            2.2%
                                                                            -------------------------------------------------
                                                                             10  FL Collier County Gas Tax Revenue
                                                                                 Series 2003, Insured: AMBAC 5.250%
                                                                                 06/01/13                                2.1%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS FLORIDA INTERMEDIATE

MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS.

                                                     NATIONS FLORIDA                                     LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1995                                     $        9,675              $        10,000             $         10,000
1996                                                     10,351                       10,806                       10,786
                                                         10,766                       11,305                       11,274
1998                                                     11,664                       12,325                       12,225
                                                         12,217                       13,055                       12,935
2000                                                     12,244                       13,132                       13,065
                                                         13,264                       14,464                       14,327
2002                                                     13,666                       14,974                       14,868
                                                         14,579                       16,555                       16,281
2004                                                     15,187                       17,482                       17,065
Mar. 31 2005                                             15,164                       17,621                       17,203

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS.

                                                     NATIONS FLORIDA                                     LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1995                                     $       10,000              $        10,000             $         10,000
1996                                                     10,699                       10,806                       10,786
                                                         11,128                       11,305                       11,274
1998                                                     12,056                       12,325                       12,225
                                                         12,628                       13,055                       12,935
2000                                                     12,655                       13,132                       13,065
                                                         13,710                       14,464                       14,327
2002                                                     14,125                       14,974                       14,868
                                                         15,068                       16,555                       16,281
2004                                                     15,697                       17,482                       17,065
Mar. 31 2005                                             15,669                       17,621                       17,203

AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/95 through
      3/31/05)              4.59%     4.25%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Florida Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund share.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                      INVESTOR A                 INVESTOR B                 INVESTOR C
                                  PRIMARY A       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                    12/11/92             12/14/92                    6/7/93                    12/17/92
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                  0.07%         -0.18%       -3.38%       -0.92%       -3.81%        -0.92%       -1.88%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             3.77%          3.52%        2.40%        2.74%        2.43%         2.73%        2.73%
5 YEARS                             4.62%          4.36%        3.67%        3.58%        3.58%         3.54%        3.54%
10 YEARS                            4.84%          4.59%        4.25%        3.96%        3.96%         3.95%        3.95%
SINCE INCEPTION                     4.98%          4.75%        4.47%        3.89%        3.89%         4.14%        4.14%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS FLORIDA MUNICIPAL

BOND FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS FLORIDA MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005 AND HIS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks high current income exempt from federal income and Florida state intangibles taxes with potential for principal fluctuation associated with investments in long-term municipal securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Florida Municipal Bond Fund Investor A Shares provided shareholders with a total return of 0.33%.**
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE FUND'S
                           INVESTMENT STYLE AND PHILOSOPHY.

                           The fund balances its investments between high quality investment grade issues, through which it seeks to reduce credit and liquidity risk, and lower quality investment grade issues, which add yield potential. By maintaining a well-diversified portfolio generally within the universe of Florida municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As a long-term portfolio, the fund seeks to maintain an average dollar-weighted maturity greater than seven years.

                           HOW DID THE FUND PERFORM DURING THE PERIOD?***

                           With a total return of 0.33%, Nations Florida Municipal Bond Fund (Investor A Shares) underperformed its benchmark index, the Lehman Brothers Municipal Bond

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Brothers Municipal Bond Index is an unmanaged index of 8,000 investment grade bonds with long-term maturities.

                           Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper Florida Municipal Debt Funds Category invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Florida, with dollar-weighted average maturities of five to ten years.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           ON MARCH 21, 2005, THE BOARD OF TRUSTEES APPROVED A PROPOSAL TO REORGANIZE THE NATIONS FLORIDA MUNICIPAL BOND FUND INTO THE NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND, SUBJECT TO SHAREHOLDER APPROVAL AND THE SATISFACTION OF CERTAIN OTHER CONDITIONS. IF APPROVED, THE EFFECTIVE DATE OF THE REORGANIZATION IS EXPECTED TO OCCUR AT THE END OF SEPTEMBER OR THE BEGINNING OF OCTOBER 2005 OR ON SUCH A DATE ON WHICH THE PARTIES MAY AGREE.

                           TAX-EXEMPT INVESTING OFFERS CURRENT TAX-EXEMPT INCOME, BUT IT ALSO INVOLVES SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. WHEN INTEREST RATES GO UP, BOND PRICES GENERALLY DROP AND VICE VERSA.

                           INTEREST INCOME FROM CERTAIN TAX-EXEMPT BONDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX. CAPITAL GAINS ARE NOT EXEMPT FROM INCOME TAXES.

                           SINGLE-STATE MUNICIPAL BOND FUNDS POSE ADDITIONAL RISKS DUE TO LIMITED GEOGRAPHICAL DIVERSIFICATION.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS FLORIDA MUNICIPAL

BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           Index, which returned 2.67% for the 12-month period ended March 31, 2005. The fund also trailed the average of its peer group, the Lipper Florida Municipal Debt Funds Category, which returned 2.15%.

                           The fund's return fell short of its benchmark because it maintained a shorter duration throughout most of the period. Duration is a measure of interest rate sensitivity. We generally shorten duration when we think that interest rates are going to rise. If we are right, this defensive approach can help stem losses. However, long-term interest rates declined and the fund's shorter duration detracted from performance. In 2005, we lengthened duration, but this move hurt performance because interest rates rose sharply in the middle of the first quarter.

                           The fund benefited from an overweight in the transportation and state general obligation sectors, as the spread between those sectors and triple "A" municipals narrowed during the period. The education sector, including a position in Embry-Riddle Aeronautical University bonds, contributed positive returns. The lease sector was the largest detractor from performance during the period.

                           HOW DID ECONOMIC AND MARKET CONDITIONS AFFECT THE FLORIDA MUNICIPAL BOND MARKET DURING THE PERIOD?

                           Florida has emerged from the most recent national recession with strong financial reserves, healthy revenue growth, a robust economy and a relatively small debt burden. The state revised its fiscal 2005 revenues upward from $22 billion to $23.6 billion in November of 2004. We expect reserves at fiscal year-end 2005 to total a healthy $3 billion, or 12.7% of revenues. Florida's overall debt burden has remained relatively small compared to its revenues. Tax-supported debt now equals 3.4% of personal income. The fund's outstanding debt represents approximately 6.0% of revenues, which falls within the state's targeted 7.0% cap.

                           As a result of these improved conditions, Moody's Investors Service raised Florida's general obligation rating from Aa2 to Aa1 during the first quarter of 2005. Standard and Poor's raised its rating from AA+ to AAA and Fitch Ratings followed suit, raising its rating from AA to AA+.

                           In addition, tourism, the state's leading source of sales tax revenue, has rebounded from the downturn following Sept. 11 and last summer's hurricanes. Once again, Florida has become an attractive destination for tourists and retirees.

                           HOW IS THE FUND POSITIONED TO REFLECT YOUR OUTLOOK FOR FLORIDA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           The key challenge facing Florida is rapid population growth requiring infrastructure spending, particularly for schools and Medicaid. Ideally, these needs should be met without impairing state finances. To address this challenge, the state has established a public education bond program that is funded with a first and second lien on the utility gross receipts tax.

                           Based on our projections for moderate economic growth and relatively low inflation, we believe the Federal Reserve (the Fed) is likely to continue to raise short-term rates gradually throughout 2005 as it moves toward its goal of a more neutral monetary policy. The rate of job growth continues to be the key to

NATIONS FLORIDA MUNICIPAL

BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           determining the Fed's future actions. Inflation and the direction of oil prices could also figure into the Fed's decisions.

                           In light of this environment, we plan to keep the fund's duration in line with its benchmark. Because we are generally optimistic in our assessment of the current credit environment, we plan to maintain or increase the fund's exposure to higher-yielding securities.
                            ---------------------------------------------------

                           Chris Eckstrom has managed Nations Florida Municipal Bond Fund since December 15, 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Prior to December 15, 2004, the fund was managed by the Municipal Fixed Income Management Team. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS FLORIDA MUNICIPAL

BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)      DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ----------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL      ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        997.21      1,021.94        2.99         3.02               0.60
---------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        995.96      1,020.69        4.23         4.28               0.85
---------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        993.32      1,016.95        7.95         8.05               1.60
---------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        993.32      1,016.95        7.95         8.05               1.60

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the advisor and/or administrator not reimbursed a portion of expenses, total return would have been reduced.

NATIONS FLORIDA MUNICIPAL

BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in the shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS FLORIDA MUNICIPAL

BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 1.2%  Other revenue
 1.7%  Industrials
 4.5%  Education
 5.3%  Health care
 6.2%  Housing
 6.4%  Resource recovery
 9.6%  Transportation
23.7%  Utilities
26.5%  Tax-backed
14.9%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  FL Palm Beach County Solid Waste
                                                                                 Authority, Revenue, Unrefunded
                                                                                 Balance, Series 1997A Insured: AMBAC
                                                                                 6.000% 10/01/10                         6.4%
                                                                            -------------------------------------------------
                                                                              2  PR Commonwealth GO, Series 1997,
                                                                                 Insured: MBIA 6.500% 07/01/15           5.8%
                                                                            -------------------------------------------------
                                                                              3  FL Jacksonville Guaranteed Entitlement
                                                                                 Improvement Revenue Refunding, Series
                                                                                 2002, Insured: FGIC 5.375% 10/01/19     4.6%
                                                                            -------------------------------------------------
                                                                              4  FL Orange County Health Facilities
                                                                                 Authority Revenue Orlando Regional
                                                                                 Healthcare System, Series 1996A,
                                                                                 Escrowed to Maturity, Insured: MBIA
                                                                                 6.250% 10/01/16                         4.5%
                                                                            -------------------------------------------------
                                                                              5  FL Miami-Dade County, Aviation Revenue
                                                                                 Series 1998C, AMT Insured: MBIA 5.250%
                                                                                 10/01/15                                4.2%
                                                                            -------------------------------------------------
                                                                              6  FL Gainesville, Utility Systems
                                                                                 Revenue Series 1992B, 6.500% 10/01/11   4.0%
                                                                            -------------------------------------------------
                                                                              7  FL State Board of Education Capital
                                                                                 Outlay GO, Series 1997A, 5.000%
                                                                                 01/01/17                                3.5%
                                                                            -------------------------------------------------
                                                                              8  FL Tampa Sports Authority Sales Tax
                                                                                 Revenue Tampa Bay Arena Project,
                                                                                 Series 1995 Insured: MBIA 5.750%
                                                                                 10/01/15                                3.2%
                                                                            -------------------------------------------------
                                                                              9  FL Dade County Aviation Revenue Series
                                                                                 1996A, AMT Insured: MBIA 5.750%
                                                                                 10/01/12                                3.0%
                                                                            -------------------------------------------------
                                                                             10  FL Leon County Capital Improvement
                                                                                 Revenue Series 1997, Insured: AMBAC
                                                                                 Pre-refunded 10/01/07 5.250% 10/01/17   2.9%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS FLORIDA MUNICIPAL

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS.

                                                               NATIONS FLORIDA MUNICIPAL BOND     LEHMAN BROTHERS MUNICIPAL BOND
                                                                            FUND                              INDEX
                                                               ------------------------------     ------------------------------
Mar. 31 1995                                                   $           9,525                  $           10,000
1996                                                                      10,275                              10,838
                                                                          10,798                              11,429
1998                                                                      11,918                              12,654
                                                                          12,477                              13,438
2000                                                                      12,482                              13,428
                                                                          13,713                              14,894
2002                                                                      14,164                              15,461
                                                                          15,508                              16,990
2004                                                                      16,160                              17,986
Mar. 31 2005                                                              16,211                              18,465

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS.

                                                               NATIONS FLORIDA MUNICIPAL BOND     LEHMAN BROTHERS MUNICIPAL BOND
                                                                            FUND                              INDEX
                                                               ------------------------------     ------------------------------
Mar. 31 1995                                                   $          10,000                  $           10,000
1996                                                                      10,787                              10,838
                                                                          11,336                              11,429
1998                                                                      12,513                              12,654
                                                                          13,100                              13,438
2000                                                                      13,105                              13,428
                                                                          14,397                              14,894
2002                                                                      14,871                              15,461
                                                                          16,282                              16,990
2004                                                                      16,966                              17,986
Mar. 31 2005                                                              17,019                              18,465

AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/95 through
      3/31/05)              5.46%     4.95%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Florida Municipal Bond Fund over the last 10 years. The Lehman Brothers Municipal Bond Index is an unmanaged index of 8,000 investment grade bonds with long-term maturities. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                       INVESTOR A                INVESTOR B                 INVESTOR C
                                   PRIMARY A       NAV**        MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                     12/13/93             12/10/93                  10/22/93                   11/3/94
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                   0.58%         0.33%       -4.44%       -0.32%       -5.09%        -0.32%       -1.27%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                              4.86%         4.60%        2.92%        3.83%        2.92%         3.83%        3.83%
5 YEARS                              5.63%         5.37%        4.34%        4.59%        4.25%         4.56%        4.56%
10 YEARS                             5.70%         5.46%        4.95%        4.75%        4.75%         4.77%        4.77%
SINCE INCEPTION                      5.03%         4.74%        4.29%        4.04%        4.04%         5.66%        5.66%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS GEORGIA INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND HIS OUTLOOK FOR THE FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks high current income exempt from federal and Georgia state income taxes consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Georgia Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of 0.80%.**
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE FUND'S
                           INVESTMENT STYLE AND PHILOSOPHY.

                           The fund balances its investments between high quality investment grade issues, through which it seeks to reduce credit and liquidity risk, and lower quality investment grade issues, which add yield potential. By maintaining a well-diversified portfolio generally within the universe of Georgia municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity between three and ten years.

                           HOW DID THE FUND PERFORM DURING THE PERIOD?***

                           With a total return of 0.80%, Nations Georgia Intermediate Municipal Bond Fund (Investor A Shares) performed in line with its benchmark index, the Lehman

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Brothers 7-Year Municipal Bond Index is a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years.

                           The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years.

                           Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper Other States Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           TAX-EXEMPT INVESTING OFFERS CURRENT TAX-EXEMPT INCOME, BUT IT ALSO INVOLVES SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. WHEN INTEREST RATES GO UP, BOND PRICES GENERALLY DROP AND VICE VERSA.

                           INVESTING IN HIGH-YIELD SECURITIES (COMMONLY KNOWN AS "JUNK BONDS") OFFERS THE POTENTIAL FOR HIGH CURRENT INCOME AND ATTRACTIVE TOTAL RETURN BUT INVOLVES CERTAIN RISKS. CHANGES IN ECONOMIC CONDITIONS OR OTHER CIRCUMSTANCES MAY ADVERSELY AFFECT A JUNK BOND ISSUER'S ABILITY TO MAKE PRINCIPAL AND INTEREST PAYMENTS. RISING INTEREST RATES TEND TO LOWER THE VALUE OF ALL BONDS.

                           INTEREST INCOME FROM CERTAIN TAX-EXEMPT BONDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX. CAPITAL GAINS ARE NOT EXEMPT FROM INCOME TAXES.

                           SINGLE-STATE MUNICIPAL BOND FUNDS POSE ADDITIONAL RISKS DUE TO LIMITED GEOGRAPHICAL DIVERSIFICATION.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS GEORGIA INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           Brothers Quality Intermediate Municipal Bond Index, which returned 0.81% for the 12-month period ended March 31, 2005. Investors should note that we changed the fund's benchmark from the Lehman Brothers 7-Year Municipal Bond Index. We consider the new benchmark to be a better match with the fund because it includes a broader spectrum of maturities. The fund outperformed the average of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Category, which returned 0.35%.

                           The fund benefited from an overweight in the general obligation and hospital sectors, which appreciated as the spread between those sectors and AAA-rated municipals narrowed during the period. Tobacco and electric utility bonds were the top-performing sectors. However, these sectors represented a relatively small percentage of the fund's assets.

                           HOW DID ECONOMIC AND MARKET CONDITIONS AFFECT THE GEORGIA MUNICIPAL BOND MARKET DURING THE PERIOD?

                           After two years of significant revenue declines, which forced the state to dip into its financial reserves, Georgia's financial operations have stabilized. Revenues posted healthy gains in 2004. Georgia's 2005 budget is in balance and the state appears to be well positioned to rebuild its reserves.

                           As a result of these and other factors, the state of Georgia earned the highest possible credit rating from Moody's Investors Service (Aaa), Standard & Poor's (AAA) and Fitch Ratings (AAA). Georgia's economy is diversified. Many large companies, including BellSouth, Coca Cola, Delta Airlines, Home Depot and United Parcel Service, are headquartered in the state and rank among its largest employers. Georgia is at risk of further job losses in the textile-related manufacturing sector, especially now that US textile import quotas have been lifted. However, we expect that strength in other areas of the economy to keep statewide employment numbers strong.

                           HOW IS THE FUND POSITIONED TO REFLECT YOUR OUTLOOK FOR GEORGIA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           Georgia's key challenge is to meet the needs of a growing population, including transportation issues, while maintaining stable financial performance. This will require conservative budgeting practices, moderate debt ratios and adequate reserve levels. The state stands to benefit from its diversified economy and relatively low cost of doing business as it continues to recover from the recent economic downturn.

                           Based on our projections for moderate economic growth and relatively low inflation, we believe the Federal Reserve (the Fed) will continue to raise short-term rates gradually throughout 2005 as it moves toward its goal of a more neutral monetary policy. The rate of job growth continues to be the key to determining the Fed's future actions. Inflation and the direction of oil prices could also figure into the Fed's decisions.

                           In this environment, we plan to keep the fund's duration in line with its benchmark and to maintain or increase the fund's exposure to higher-yielding securities.

                            ---------------------------------------------------

NATIONS GEORGIA INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           Chris Eckstrom has managed Nations Georgia
                           Intermediate Municipal Bond Fund since December 15, 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Prior to December 15, 2004, the fund was managed by the Municipal Fixed Income Management Team. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS GEORGIA INTERMEDIATE

MUNICIPAL BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)      DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ----------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL      ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        999.25      1,022.44        2.49         2.52               0.50
---------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        998.01      1,021.19        3.74         3.78               0.75
---------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        995.21      1,017.45        7.46         7.54               1.50
---------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        994.32      1,017.45        7.46         7.54               1.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the advisor and/or administrator not reimbursed a portion of expenses, total return would have been reduced.

NATIONS GEORGIA INTERMEDIATE

MUNICIPAL BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in the shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS GEORGIA INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 5.7%  Industrials
 6.2%  Education
 6.3%  Housing
 6.3%  Transportation
13.9%  Health care
15.1%  Utilities
28.0%  Tax-backed
18.5%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  GA Cobb and Marietta County Water
                                                                                 Authority Revenue Series 2000, 5.125%
                                                                                 11/01/20                                3.8%
                                                                            -------------------------------------------------
                                                                              2  GA Atlanta Airport Facilities Revenue
                                                                                 Refunding, Series 2000A, Insured: FGIC
                                                                                 Pre-refunded 01/01/10 5.600% 01/01/30   3.8%
                                                                            -------------------------------------------------
                                                                              3  GA Monroe County Georgia Development
                                                                                 Authority Pollution Control Revenue
                                                                                 Georgia Power Company Plant Scherer
                                                                                 Project, Series 2001 Mandatory Put
                                                                                 12/01/08 @ 100 4.200% 01/01/12          3.5%
                                                                            -------------------------------------------------
                                                                              4  GA Fulton County Building Authority
                                                                                 Revenue Judicial Center Facilities
                                                                                 Project, Series 2002B, Insured: MBIA
                                                                                 4.000% 01/01/08                         3.5%
                                                                            -------------------------------------------------
                                                                              5  MI Detroit GO Refunding, Series 2001B,
                                                                                 Insured: MBIA 5.375% 04/01/14           2.7%
                                                                            -------------------------------------------------
                                                                              6  GA Clayton County Georgia Housing
                                                                                 Authority Multi-Family Housing Revenue
                                                                                 Refunding Tara Court II Apartments
                                                                                 Project, Series 2001 Mandatory Put
                                                                                 12/01/11 @ 100 4.350% 12/01/31          2.7%
                                                                            -------------------------------------------------
                                                                              7  GA Clayton County Hospital Authority
                                                                                 Revenue Anticipation Certificates,
                                                                                 Southern Regional Medical Center
                                                                                 Project, Series 1998A, Insured: MBIA
                                                                                 5.250% 08/01/09                         2.3%
                                                                            -------------------------------------------------
                                                                              8  GA State GO, Series 1999D, Prerefunded
                                                                                 11/01/09 5.800% 11/01/13                2.3%
                                                                            -------------------------------------------------
                                                                              9  GA Henry County Hospital Authority
                                                                                 Revenue Henry Medical Center Project,
                                                                                 Series 1997, Insured: AMBAC
                                                                                 Pre-refunded 07/01/07 6.000% 07/01/29   2.3%
                                                                            -------------------------------------------------
                                                                             10  GA Chatham County Hospital Medical
                                                                                 Authority Revenue Memorial Health
                                                                                 Medical Center Project, Series 2001A,
                                                                                 6.125% 01/01/24                         2.2%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS GEORGIA INTERMEDIATE

MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                     NATIONS GEORGIA                                     LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR       INTERMEDIATE MUNCIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1995                                           $   9,675                    $ 10,000                    $ 10,000
1996                                                      10,352                      10,806                      10,786
                                                          10,779                      11,305                      11,274
1998                                                      11,667                      12,325                      12,225
                                                          12,249                      13,055                      12,935
2000                                                      12,216                      13,132                      13,065
                                                          13,274                      14,464                      14,327
2002                                                      13,704                      14,974                      14,868
                                                          14,600                      16,555                      16,281
2004                                                      15,253                      17,482                      17,065
Mar. 31 2005                                              15,373                      17,621                      17,203

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                     NATIONS GEORGIA                                     LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR       INTERMEDIATE MUNCIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1995                                            $ 10,000                    $ 10,000                    $ 10,000
1996                                                      10,700                      10,806                      10,786
                                                          11,141                      11,305                      11,274
1998                                                      12,059                      12,325                      12,225
                                                          12,661                      13,055                      12,935
2000                                                      12,626                      13,132                      13,065
                                                          13,720                      14,464                      14,327
2002                                                      14,164                      14,974                      14,868
                                                          15,091                      16,555                      16,281
2004                                                      15,765                      17,482                      17,065
Mar. 31 2005                                              15,891                      17,621                      17,203


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/95 through
      3/31/05)              4.74%     4.39%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Georgia Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The chart and table do no reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                        3/1/92                5/4/92                   6/7/93                    6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      1.05%         0.80%       -2.49%       0.05%       -2.87%        0.05%       -0.92%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 4.17%         3.91%        2.77%       3.17%        2.86%        3.13%        3.13%
5 YEARS                                 4.97%         4.71%        4.02%       3.95%        3.95%        3.94%        3.94%
10 YEARS                                4.98%         4.74%        4.39%       4.11%        4.11%        4.09%        4.09%
SINCE INCEPTION                         5.32%         5.11%        4.84%       3.96%        3.96%        4.37%        4.37%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS KANSAS MUNICIPAL

INCOME FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HER VIEWS ON NATIONS KANSAS MUNICIPAL INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND HER OUTLOOK FOR THE FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks high current income exempt from federal and Kansas state income taxes consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Kansas Municipal Income Fund Investor A Shares provided shareholders with a total return of 0.26%.**
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The fund balances its investments between high quality investment-grade issues, which reduce credit and liquidity risk, and lower quality, investment-grade issues, which add yield potential. By maintaining a well-diversified portfolio generally within the universe of Kansas municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity between three and ten years.

                           HOW DID THE FUND PERFORM DURING THE PERIOD?***

                           During the 12-month period ended March 31, 2005, Nations Kansas Municipal Income Fund (Investor A Shares) returned 0.26%. The fund trailed both its

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years.

                           Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper Other States Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           ON MARCH 21, 2005, THE BOARD OF TRUSTEES APPROVED A PROPOSAL TO REORGANIZE THE NATIONS KANSAS MUNICIPAL INCOME FUND INTO THE COLUMBIA INTERMEDIATE TAX-EXEMPT FUND, SUBJECT TO SHAREHOLDER APPROVAL AND THE SATISFACTION OF CERTAIN OTHER CONDITIONS. IF APPROVED, THE EFFECTIVE DATE OF THE REORGANIZATION IS EXPECTED TO OCCUR IN SEPTEMBER OR OCTOBER 2005 OR ON SUCH A DATE TO WHICH PARTIES MAY AGREE.

                           TAX-EXEMPT INVESTING OFFERS CURRENT TAX-EXEMPT INCOME, BUT IT ALSO INVOLVES SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. WHEN INTEREST RATES GO UP, BOND PRICES GENERALLY DROP AND VICE VERSA.

                           INTEREST INCOME FROM CERTAIN TAX-EXEMPT BONDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX. CAPITAL GAINS ARE NOT EXEMPT FROM INCOME TAXES.

                           SINGLE-STATE MUNICIPAL BOND FUNDS POSE ADDITIONAL RISKS DUE TO LIMITED GEOGRAPHICAL DIVERSIFICATION.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS KANSAS MUNICIPAL

INCOME FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           benchmark and its peer group. The fund's benchmark, the Lehman Brothers Quality Intermediate Municipal Bond Index, returned 0.81% for the period. The average return for its peer group, the Lipper Other States Intermediate Municipal Debt Funds Category, was 0.35%.

                           During the reporting period, we aimed to increase the fund's yield by adding more AA-rated bonds, where yields were higher. However, the fund's overweight position in AAA-rated securities hindered relative performance. AAA-rated bonds underperformed AA-rated securities. The fund also underperformed because of the high number of securities that were called during the latter half of the 12-month period. Many of the municipalities the fund invests in decided to take advantage of low interest rates to refund existing debt. The principal amounts on almost 10% of the fund's portfolio were paid during this 12-month period. We tried to purchase high quality intermediate-term securities to replace these assets.

                           However, our efforts were hampered by a limited supply of such securities. We invested most of the proceeds in bonds with longer maturities, those in the 15-to 20-year range.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN
                           KANSAS?

                           Although much of Kansas is rural, agriculture now accounts for only a small part of the state's overall economy. Airplane manufacturing is a major component of the state's economy and accounts for 20% of the state's manufacturing jobs. In Wichita, this industry accounts for 80% of the manufacturing jobs. With economic development aid from the state, Boeing has announced that portions of its new 7E7 construction will be based in Wichita.

                           Kansas has a long history of sound finances, but the recent recession, tax cuts and rising expenditures have led to budget deficits. Like many states in similar circumstances, Kansas has had to employ a variety of measures to balance its budget. Those measures have included tax hikes, expenditure cuts, shifting of funds among various state accounts and borrowing. It has also elected to ignore a requirement to maintain a general fund balance equal to 7.5% of expenditures. The state is also wrestling with a court mandate for equitable school funding. The governor has proposed various tax increases to address the challenge, but the plan is meeting stiff resistance from tax-averse legislators. The state is struggling with balancing the need to provide government services, bring the budget back into balance and maintain strong cash reserves while keeping the tax burden low so as not to choke off economic growth.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE COMING YEAR?

                           An expected weakening in its airplane manufacturing and telecommunication sectors may hamper the state's economic recovery. In addition, individual local economies may continue to struggle due to their heavy reliance on agriculture. On a positive note, revenues appear to have stabilized. Approximately 40% of the state's manufacturing jobs are in food processing, which tends to be a stable industry. Progress has been made on passing a budget with a minimum of fuss, although a separate school funding package remains a serious note of contention. In this environment, we will continue to maintain our focus on finding high quality securities with good yield potential and non-callable structures.

NATIONS KANSAS MUNICIPAL

INCOME FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                            ---------------------------------------------------

                           Wendy Norman has managed Nations Kansas Municipal Income Fund since December 15, 2004. Ms. Norman is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Prior to December 15, 2004, the fund was managed by the Municipal Fixed Income Management Team. Banc of America Capital Management, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS KANSAS MUNICIPAL

INCOME FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)      DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ----------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL      ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        995.76      1,021.94        2.99         3.02               0.60
---------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        994.52      1,020.69        4.23         4.28               0.85
---------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        990.78      1,016.95        7.94         8.05               1.60
---------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        990.78      1,016.95        7.94         8.05               1.60

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the advisor and/or administrator not reimbursed a portion of expenses, total return would have been reduced.

NATIONS KANSAS MUNICIPAL

INCOME FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in the shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS KANSAS MUNICIPAL

INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

  2.0%  Short-term investment
  4.9%  Housing
  5.6%  Transportation
  6.0%  Utilities
  9.0%  Education
 13.1%  Health care
 43.2%  Tax-backed
 16.2%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  SC Calhoun County Solid Waste
                                                                                 Disposal Facility Revenue Carolina
                                                                                 Eastman Company Project, Series 1992,
                                                                                 AMT, Pre-refunded 05/01/17              3.4%
                                                                            -------------------------------------------------
                                                                              2  KS Regents-Wichita University
                                                                                 Project: Series 2000 B, Insured:
                                                                                 AMBAC 5.900% 04/01/15                   3.1%
                                                                            -------------------------------------------------
                                                                              3  KS State Development Finance
                                                                                 Authority Revenue, Board of Regents
                                                                                 Scientific Research Series 2003,
                                                                                 Insured: AMBAC 5.000% 10/01/19          3.0%
                                                                            -------------------------------------------------
                                                                              4  KS Wyandotte County, Kansas City
                                                                                 Utility System Revenue Insured: FSA
                                                                                 5.000% 09/01/32                         2.9%
                                                                            -------------------------------------------------
                                                                              5  KS State Turnpike Authority Revenue,
                                                                                 Series 2002, Insured: FSA 5.250%
                                                                                 09/01/15                                2.9%
                                                                            -------------------------------------------------
                                                                              6  KS Wyandotte County, Unified School
                                                                                 District Series 2002, Insured: FSA
                                                                                 5.000% 09/01/20                         2.8%
                                                                            -------------------------------------------------
                                                                              7  KS State Development Water Supply
                                                                                 Revolving Loan Pre-refunded 10/01/10
                                                                                 Insured: AMBAC 5.750% 04/01/15          2.7%
                                                                            -------------------------------------------------
                                                                              8  KS Shawnee County, GO, Refunding and
                                                                                 Improvement, Series 1998 A, 5.250%
                                                                                 09/01/17                                2.5%
                                                                            -------------------------------------------------
                                                                              9  KS Ford County Dodge Unified School
                                                                                 District Number 443, GO, Refunding,
                                                                                 Series 2002, Insured: FGIC 5.000%
                                                                                 03/01/13                                2.4%
                                                                            -------------------------------------------------
                                                                             10  AK North Slope Borough Capital
                                                                                 Appreciation, GO, Series B, Insured:
                                                                                 MBIA Zero Coupon 06/30/09               2.4%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS KANSAS MUNICIPAL

INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                              NATIONS KANSAS MUNICIPAL INCOME        LEHMAN BROTHERS QUALITY
                                                                            FUND                   INTERMEDIATE MUNICIPAL INDEX
                                                              -------------------------------      ----------------------------
Aug. 14 2000                                                            $   9,675                           $ 10,000
                                                                            9,690                              9,975
                                                                           10,021                             10,288
                                                                           10,222                             10,551
                                                                           10,288                             10,633
                                                                           10,474                             10,924
2001                                                                       10,402                             10,855
                                                                           10,477                             10,950
                                                                           10,836                             11,372
                                                                           11,174                             11,827
2002                                                                       11,153                             11,858
                                                                           11,230                             11,990
                                                                           11,450                             12,262
                                                                           11,449                             12,323
2003                                                                       11,537                             12,408
                                                                           11,647                             12,568
                                                                           11,403                             12,304
                                                                           11,741                             12,698
2004                                                                       11,816                             12,783
Mar. 31 2005                                                               11,675                             12,669

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                              NATIONS KANSAS MUNICIPAL INCOME        LEHMAN BROTHERS QUALITY
                                                                            FUND                   INTERMEDIATE MUNICIPAL INDEX
                                                              -------------------------------      ----------------------------
Aug. 14 2000                                                             $ 10,000                           $ 10,000
                                                                           10,015                              9,975
                                                                           10,358                             10,288
                                                                           10,566                             10,551
                                                                           10,633                             10,633
                                                                           10,826                             10,924
2001                                                                       10,751                             10,855
                                                                           10,828                             10,950
                                                                           11,200                             11,372
                                                                           11,549                             11,827
2002                                                                       11,527                             11,858
                                                                           11,607                             11,990
                                                                           11,834                             12,262
                                                                           11,837                             12,323
2003                                                                       11,928                             12,408
                                                                           12,041                             12,568
                                                                           11,790                             12,304
                                                                           12,139                             12,698
2004                                                                       12,216                             12,783
Mar. 31 2005                                                               12,071                             12,669


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (8/14/00 through
      3/31/05)              4.15%     3.40%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Kansas Municipal Income Fund from the inception of the share class. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Index performance is from 8/31/00.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                         INVESTOR A                INVESTOR B                INVESTOR C
                                     PRIMARY A       NAV**        MOP*        NAV**        CDSC***       NAV**       CDSC***
Inception date                       7/17/00              8/14/00                   8/29/00                    7/9/02
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                     0.41%         0.26%       -3.01%       -0.49%       -3.36%        -0.50%       -1.45%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                3.91%         3.69%        2.55%        2.91%        2.60%          --            --
SINCE INCEPTION                        4.50%         4.15%        3.40%        3.30%        3.30%        2.02%         2.02%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.
 62

NATIONS MARYLAND INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005 AND HIS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks high current income exempt from federal and Maryland state income taxes consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Maryland Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of negative 0.43%.**
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The fund balances its investments between high quality investment grade issues, through which it seeks to reduce credit and liquidity risk, and lower quality investment grade issues, which add yield potential. By maintaining a well-diversified portfolio generally within the universe of Maryland municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity between three and ten years and a duration between three and six years.

                           HOW DID THE FUND PERFORM DURING THE PERIOD?***

                           With a total return of negative 0.43%, Nations Maryland Intermediate Municipal Bond Fund (Investor A Shares) underperformed its benchmark index, the Lehman Brothers Quality Intermediate Municipal Bond Index, which returned 0.81% for the

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years.

                           The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years.

                           Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper Other States Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           TAX-EXEMPT INVESTING OFFERS CURRENT TAX-EXEMPT INCOME, BUT IT ALSO INVOLVES SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. WHEN INTEREST RATES GO UP, BOND PRICES GENERALLY DROP AND VICE VERSA.

                           INTEREST INCOME FROM CERTAIN TAX-EXEMPT BONDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX. CAPITAL GAINS ARE NOT EXEMPT FROM INCOME TAXES.

                           SINGLE-STATE MUNICIPAL BOND FUNDS POSE ADDITIONAL RISKS DUE TO LIMITED GEOGRAPHICAL DIVERSIFICATION.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARYLAND INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           12-month period ended March 31, 2005. Investors should note that we changed the fund's benchmark from the Lehman Brothers 7-Year Municipal Bond Index. We consider the new benchmark to be a better match with the fund because it includes a broader spectrum of maturities. The fund also underperformed the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Category, which was 0.35%.

                           The fund trailed its benchmark primarily because it had exposure to two distressed credits that detracted from performance. We sold both positions, one in a distressed junior college project and the other in a distressed housing project. By contrast, the fund benefited from an overweight in the pre-refunded and general obligation sectors. The hospital, industrial development and pollution control sectors also contributed positively to performance. However, these sectors represented a relatively small portion of the fund's assets.

                           HOW DID ECONOMIC AND MARKET CONDITIONS AFFECT THE MARYLAND MUNICIPAL BOND MARKET DURING THE PERIOD?

                           It has been a good year for Maryland. The state has a wealthy population compared to the rest of the country. Per capita income in 2003 was 118% of the national level and ranks within the top five states in the nation. Services, with 41.7% of total non-farm jobs, represented the largest sector in the state's economy, followed by government at 18.6%, trade, transportation and utilities at 18.6%, and manufacturing at 5.9%. A strong economy in 2004 generated a $304 million increase in the state's general fund balance.

                           In addition, Maryland's debt is structured conservatively with a rapid amortization schedule, due to a constitutional provision that requires tax-supported debt to be retired within 15 years. This policy has helped replenish the state's debt capacity rapidly.

                           As a result of these positive factors, the state of Maryland is currently rated Aaa/ Stable by Moody's Investors Service, AAA/Stable by Standard & Poor's Corporation and AAA by Fitch Ratings. These ratings reflect the state's history of excellent finances and a diverse economy with a large federal government presence but also recognize its significant debt.

                           HOW IS THE FUND POSITIONED TO REFLECT YOUR OUTLOOK FOR MARYLAND AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           Future increases to educational spending and Medicaid funding will pose challenges for the state. However, the state has a solid history of successfully managing deficits and we expect Maryland to meet these anticipated spending pressures.

                           Estimated revenues for the fiscal 2005 budget total $11.2 billion, an increase of 7.6% over the fiscal 2004 budget. With a continued strong financial performance in 2005, the state could potentially end the year with a healthy surplus.

                           Based on our projections for moderate economic growth and relatively low inflation, we believe the Federal Reserve (the Fed) will continue to raise short-term rates gradually throughout 2005 as it moves toward its goal of a more neutral monetary policy. The rate of job growth continues to be the key to determining the

NATIONS MARYLAND INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           Fed's future actions. Inflation and the direction of oil prices could also figure into the Fed's decisions.

                           In this environment, we plan to maintain the fund's duration in line with its benchmark and to maintain or increase the fund's exposure to higher-yielding securities in light of that view.

                            ---------------------------------------------------

                           Chris Eckstrom has managed Nations Maryland Municipal Bond Fund since December 15, 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Prior to December 15, 2004, the fund was managed by the Municipal Fixed Income Management Team. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS MARYLAND INTERMEDIATE

MUNICIPAL BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)      DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ----------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL      ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        997.01      1,022.44        2.49         2.52               0.50
---------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        995.76      1,021.19        3.73         3.78               0.75
---------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        991.17      1,017.45        7.45         7.54               1.50
---------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        992.07      1,017.45        7.45         7.54               1.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the advisor and/or administrator not reimbursed a portion of expenses, total return would have been reduced.

NATIONS MARYLAND INTERMEDIATE

MUNICIPAL BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in the shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS MARYLAND INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 1.0%  Industrials
 2.4%  Education
 2.7%  Health care
 5.5%  Utilities
 5.8%  Resources recovery
 6.5%  Transportation
 8.5%  Housing
46.2%  Tax-backed
21.4%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  MD State Department of
                                                                                 Transportation, Revenue Series 2002
                                                                                 5.500% 02/01/14                         3.4%
                                                                            -------------------------------------------------
                                                                              2  MD State and Local Facilities Loan,
                                                                                 GO, Series 2000, 5.500% 08/01/09        3.0%
                                                                            -------------------------------------------------
                                                                              3  PR Public Buildings Authority Revenue
                                                                                 Guaranteed Refunding, Government
                                                                                 Facilities Series 2003H, Insured:
                                                                                 AMBAC 5.500% 07/01/18                   2.9%
                                                                            -------------------------------------------------
                                                                              4  MD State Health & Higher Education,
                                                                                 Series 1999, Pre-refunded 07/01/09
                                                                                 6.000% 07/01/39                         2.8%
                                                                            -------------------------------------------------
                                                                              5  MD Prince Georges County Consolidated
                                                                                 Public Improvement Series 2001,
                                                                                 Insured: FGIC 5.250% 12/01/11           2.7%
                                                                            -------------------------------------------------
                                                                              6  MD Prince Georges County Construction
                                                                                 Public Improvements GO, Series 2001
                                                                                 Insured: FGIC 5.250% 12/01/12           2.6%
                                                                            -------------------------------------------------
                                                                              7  MD Anne Arundel County Consolidated
                                                                                 General Improvement, GO, Refunding,
                                                                                 Series 2003, 5.000% 03/01/13            2.2%
                                                                            -------------------------------------------------
                                                                              8  MD Prince Georges County Solid Waste
                                                                                 Management System Revenue Insured:
                                                                                 MBIA 5.000% 06/15/08                    2.2%
                                                                            -------------------------------------------------
                                                                              9  MD Howard County Consolidated Public
                                                                                 Improvement GO, Series 2002A, 5.000%
                                                                                 08/15/09                                2.1%
                                                                            -------------------------------------------------
                                                                             10  MD Montgomery County, GO, Refunding,
                                                                                 Series 2001, 5.250% 10/01/10            2.1%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                    NATIONS MARYLAND                                     LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR       INTERMEDIATE MUNCIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                        ---------------      ----------------------      -----------------------
Mar. 31 1995                                            $  9,675                    $ 10,000                    $ 10,000
1996                                                      10,355                      10,806                      10,786
                                                          10,730                      11,305                      11,274
1998                                                      11,547                      12,325                      12,225
                                                          12,120                      13,055                      12,935
2000                                                      12,113                      13,132                      13,065
                                                          13,180                      14,464                      14,327
2002                                                      13,544                      14,974                      14,868
                                                          14,586                      16,555                      16,281
2004                                                      15,125                      17,482                      17,065
Mar. 31 2005                                              15,066                      17,621                      17,203

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                    NATIONS MARYLAND                                     LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR       INTERMEDIATE MUNCIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                        ---------------      ----------------------      -----------------------
Mar. 31 1995                                            $ 10,000                    $ 10,000                    $ 10,000
1996                                                      10,703                      10,806                      10,786
                                                          11,090                      11,305                      11,274
1998                                                      11,934                      12,325                      12,225
                                                          12,528                      13,055                      12,935
2000                                                      12,520                      13,132                      13,065
                                                          13,623                      14,464                      14,327
2002                                                      13,999                      14,974                      14,868
                                                          15,076                      16,555                      16,281
2004                                                      15,633                      17,482                      17,065
Mar. 31 2005                                              15,566                      17,621                      17,203


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/95 through
      3/31/05)              4.52%     4.18%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Maryland Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                      INVESTOR A                 INVESTOR B                 INVESTOR C
                                  PRIMARY A       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                    9/1/90                9/1/90                     6/8/93                    6/17/92
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                 -0.27%         -0.43%       -3.69%       -1.26%       -4.14%        -1.26%       -2.22%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             3.86%          3.60%        2.48%        2.83%        2.51%         2.83%        2.83%
5 YEARS                             4.71%          4.45%        3.76%        3.67%        3.67%         3.67%        3.67%
10 YEARS                            4.76%          4.52%        4.18%        3.89%        3.89%         3.87%        3.87%
SINCE INCEPTION                     5.47%          5.27%        5.03%        3.75%        3.75%         4.06%        4.06%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS NORTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005 AND HIS OUTLOOK FOR THE FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks high current income exempt from federal and North Carolina state income taxes consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations North Carolina Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of 0.93%.**
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The fund balances its investments between high quality issues, which reduce credit and liquidity risk, and lower quality issues, which add yield potential. By maintaining a well-diversified portfolio generally within the universe of North Carolina municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity between three and ten years.

                           HOW DID THE FUND PERFORM DURING THE PERIOD?***

                           With a total return of 0.93%, Nations North Carolina Intermediate Municipal Bond Fund (Investor A Shares) outperformed its benchmark index, the Lehman Brothers Quality Intermediate Municipal Bond Index, which returned 0.81% for the 12-month period ended March 31, 2005. Investors should note that we changed the fund's benchmark from the Lehman Brothers 7-Year Municipal Bond Index because

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years.

                           The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years.

                           Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper Other States Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.


                           TAX-EXEMPT INVESTING OFFERS CURRENT TAX-EXEMPT INCOME, BUT IT ALSO INVOLVES SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. WHEN INTEREST RATES GO UP, BOND PRICES GENERALLY DROP AND VICE VERSA.

                           INTEREST INCOME FROM CERTAIN TAX-EXEMPT BONDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX. CAPITAL GAINS ARE NOT EXEMPT FROM INCOME TAXES.

                           SINGLE-STATE MUNICIPAL BOND FUNDS POSE ADDITIONAL RISKS DUE TO LIMITED GEOGRAPHICAL DIVERSIFICATION.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS NORTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           we consider the new benchmark to be a better match with the fund because it includes a broader spectrum of maturities. The fund also outperformed the average of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Category, which returned 0.35%.

                           The fund benefited from an overweight in general obligation and hospital revenue bonds. To a lesser degree, resource recovery, industrial development revenue and pollution control revenue issues generated positive returns for the fund. These economically sensitive issues benefited when the spread between them and AAA-rated municipal bonds narrowed during the period.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN NORTH CAROLINA?

                           Just as it did in 2003, North Carolina balanced its 2004-2005 budget using one-time revenue sources in combination with budget cuts. The state has had a negative general fund balance since 2000. However, it has substantial reserves in other non-general fund accounts that the governor is empowered to use. In addition, the state extended its 4.5% sales tax rate increase. Structural balance (using recurring revenue and expenses) is not expected in the short term.

                           What's more, employment in the manufacturing sector, particularly textiles, has continued to fall. More than 100,000 textile jobs remain, but 85% of these are at risk now that international textile quotas have been removed.

                           As a result of these factors, the state of North Carolina is currently rated Aa1/Positive by Moody's Investors Service, AAA/Stable by Standard & Poor's Corporation and AAA by Fitch Ratings.

                           HOW IS THE FUND POSITIONED TO REFLECT YOUR OUTLOOK FOR NORTH CAROLINA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           We believe it is highly likely that North Carolina will successfully manage the current period of financial stress and return to its historical pattern of significant job growth and a structurally balanced budget.

                           One challenge is the state's ability to pay for infrastructure projects, such as roads, water and sewer projects, without damaging financial operations. Due to a historically low unemployment rate, the state also needs to continue funding education initiatives to attract new employees from out of state.

                           Based on our projections for moderate economic growth and relatively low inflation, we believe the Federal Reserve (the Fed) will continue to raise short-term rates gradually throughout 2005 as it moves toward its goal of a more neutral monetary policy. The rate of job growth continues to be the key to determining the Fed's future actions. Inflation and the direction of oil prices could also figure into the Fed's decisions.

                           If US state and local budgets benefit from improving economic conditions, new municipal bond issuance could drop in 2005. Higher interest rates could also slow refunding issues, which would further reduce supply. These are both positive factors for the municipal bond market.

NATIONS NORTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           In this environment, we maintained the fund's duration in line with its benchmark and plan to maintain or increase the fund's exposure to higher-yielding securities in light of that view.

                            ---------------------------------------------------

                           John Trentacoste has managed Nations North Carolina Intermediate Municipal Bond Fund since December 15, 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Prior to December 15, 2004, the fund was managed by the Municipal Fixed Income Management Team. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS NORTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,000.65      1,022.44        2.49         2.52               0.50
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00          999.40      1,021.19        3.74         3.78               0.75
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00          995.66      1,017.45        7.46         7.54               1.50
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00          995.61      1,017.45        7.46         7.54               1.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the advisor and/or administrator not reimbursed a portion of expenses, total return would have been reduced.

NATIONS NORTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in the shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS NORTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 1.2%  Transportation
 4.5%  Education
 4.7%  Industrials
 6.2%  Housing
 7.8%  Utilities
15.6%  Health care
37.5%  Tax-backed
22.5%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  NC State GO, Series 2001A, 4.750%
                                                                                 03/01/14                                2.8%
                                                                            -------------------------------------------------
                                                                              2  NC Orange County GO, Series 2000,
                                                                                 5.300% 04/01/18                         2.7%
                                                                            -------------------------------------------------
                                                                              3  NC Haywood County Industrial
                                                                                 Facilities and Pollution Control
                                                                                 Financing Authority, Solid Waste
                                                                                 Disposal Revenue, Champion
                                                                                 International Corporation Project,
                                                                                 Series 1999, AMT, 6.400% 11/01/24       2.3%
                                                                            -------------------------------------------------
                                                                              4  Novant Health Obligation Group,
                                                                                 Series 2003A, 5.000% 11/01/17           2.0%
                                                                            -------------------------------------------------
                                                                              5  NC Wake County Hospital Revenue
                                                                                 Series 1993, Pre-refunded 10/01/05,
                                                                                 Insured: MBIA 5.125% 10/01/26           1.7%
                                                                            -------------------------------------------------
                                                                              6  NC Raleigh North Carolina State
                                                                                 University Revenue Series 2002B,
                                                                                 5.000% 12/01/06                         1.7%
                                                                            -------------------------------------------------
                                                                              7  NC Charlotte-Mecklenburg Hospital
                                                                                 Authority Revenue Carolinas
                                                                                 Healthcare Systems Project, Series
                                                                                 1997A, 5.125% 01/15/22                  1.6%
                                                                            -------------------------------------------------
                                                                              8  NC State GO, Series 1997A, 5.100%
                                                                                 03/01/06                                1.6%
                                                                            -------------------------------------------------
                                                                              9  NC Johnson County GO, Series 2000,
                                                                                 Pre-refunded 03/01/10, Insured: FGIC
                                                                                 5.500% 03/01/16                         1.6%
                                                                            -------------------------------------------------
                                                                             10  NC Housing Finance Agency Revenue
                                                                                 Home Ownership Project, Series
                                                                                 1998A-1, AMT 5.350% 01/01/17            1.6%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS NORTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                 NATIONS NORTH CAROLINA                                  LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1995                                            $  9,675                    $ 10,000                    $ 10,000
1996                                                      10,331                      10,806                      10,786
                                                          10,770                      11,305                      11,274
1998                                                      11,650                      12,325                      12,225
                                                          12,211                      13,055                      12,935
2000                                                      12,189                      13,132                      13,065
                                                          13,206                      14,464                      14,327
2002                                                      13,608                      14,974                      14,868
                                                          14,725                      16,555                      16,281
2004                                                      15,318                      17,482                      17,065
Mar. 31 2005                                              15,461                      17,621                      17,203

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                 NATIONS NORTH CAROLINA                                  LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1995                                            $ 10,000                    $ 10,000                    $ 10,000
1996                                                      10,678                      10,806                      10,786
                                                          11,132                      11,305                      11,274
1998                                                      12,041                      12,325                      12,225
                                                          12,622                      13,055                      12,935
2000                                                      12,599                      13,132                      13,065
                                                          13,650                      14,464                      14,327
2002                                                      14,065                      14,974                      14,868
                                                          15,219                      16,555                      16,281
2004                                                      15,833                      17,482                      17,065
Mar. 31 2005                                              15,981                      17,621                      17,203


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/95 through
      3/31/05)              4.80%     4.45%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations North Carolina Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                        12/11/92             12/14/92                  6/7/93                   12/16/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      1.19%         0.93%       -2.39%       0.18%       -2.73%        0.17%       -0.80%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 4.64%         4.35%        3.21%       3.61%        3.30%        3.56%        3.56%
5 YEARS                                 5.13%         4.87%        4.19%       4.09%        4.09%        4.08%        4.08%
10 YEARS                                5.04%         4.80%        4.45%       4.16%        4.16%        4.15%        4.15%
SINCE INCEPTION                         5.08%         4.85%        4.56%       4.01%        4.01%        4.24%        4.24%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS SOUTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND HIS OUTLOOK FOR THE FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks high current income exempt from federal and South Carolina state income taxes consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations South Carolina Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of 1.11%.**
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The fund balances its investments between high quality investment grade issues, through which it seeks to reduce credit and liquidity risk, and lower quality investment grade issues, which add yield potential. By maintaining a well-diversified portfolio generally within the universe of South Carolina municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity between three and ten years.

                           HOW DID THE FUND PERFORM DURING THE PERIOD?***

                           With a total return of 1.11%, Nations South Carolina Intermediate Municipal Bond Fund (Investor A Shares) outperformed its benchmark index, the Lehman Brothers

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           *** The Lehman Brothers Quality Intermediate
                           Municipal Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years.

                           The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years.

                           Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper Other States Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.


                           TAX-EXEMPT INVESTING OFFERS CURRENT TAX-EXEMPT INCOME, BUT IT ALSO INVOLVES SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. WHEN INTEREST RATES GO UP, BOND PRICES GENERALLY DROP AND VICE VERSA.

                           INVESTING IN HIGH-YIELD SECURITIES (COMMONLY KNOWN AS "JUNK BONDS") OFFERS THE POTENTIAL FOR HIGH CURRENT INCOME AND ATTRACTIVE TOTAL RETURN BUT INVOLVES CERTAIN RISKS. CHANGES IN ECONOMIC CONDITIONS OR OTHER CIRCUMSTANCES MAY ADVERSELY AFFECT A JUNK BOND ISSUER'S ABILITY TO MAKE PRINCIPAL AND INTEREST PAYMENTS. RISING INTEREST RATES TEND TO LOWER THE VALUE OF ALL BONDS.

                           INTEREST INCOME FROM CERTAIN TAX-EXEMPT BONDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX. CAPITAL GAINS ARE NOT EXEMPT FROM INCOME TAXES.

                           SINGLE-STATE MUNICIPAL BOND FUNDS POSE ADDITIONAL RISKS DUE TO LIMITED GEOGRAPHICAL DIVERSIFICATION.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SOUTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           Quality Intermediate Municipal Bond Index, which returned 0.81% for the 12-month period ended March 31, 2005. Investors should note that we changed the fund's benchmark from the Lehman Brothers 7-Year Municipal Bond Index. We consider the new benchmark to be a better match with the fund because it includes a broader spectrum of maturities. The fund also did better than the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Category, which was 0.35%.

                           The fund outperformed its benchmark, and also its peer group, largely because it was overweight in the hospital and general obligation sectors, which appreciated during the period. The tobacco and housing sectors also made positive contributions to the fund's performance. However, these sectors represented a relatively small portion of the fund's assets.

                           The South Carolina state general obligation sector detracted from the fund's performance, as the bonds failed to gain ground during the period.

                           HOW DID ECONOMIC AND MARKET CONDITIONS AFFECT THE SOUTH CAROLINA MUNICIPAL BOND MARKET DURING THE PERIOD?

                           Fiscal year 2004 marked the fourth consecutive time that South Carolina ended the year with a deficit in its general fund. However, the state did make progress towards reducing the overall general fund deficit in 2004. The state expects to repay 2004 deficits totaling $177 million by fiscal year-end 2005. These factors, along with growing expenditures for education and healthcare, present challenges for South Carolina. However, recently the state has shown signs of economic improvement even though the economy is dominated by manufacturing, including the textile sector, which has been shedding jobs due to overseas competition.

                           As a result of these factors, South Carolina is currently rated Aaa/Negative Outlook by Moody's Investors Service, AAA/CreditWatch-Negative from Standard & Poor's Corporation, and AAA from Fitch Ratings. We believe that proposed legislation to reduce the state's income tax rate without a long-term plan to balance the revenue reduction has contributed to the state's negative credit rating.

                           HOW IS THE FUND POSITIONED TO REFLECT YOUR OUTLOOK FOR SOUTH CAROLINA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           We believe that South Carolina needs to diversify its economy away from its reliance on the manufacturing sector, particularly the textile industry. The state must also balance its budget without using non-recurring revenues (tobacco debt) and increase its reserve fund levels. We believe the state can meet these long-term challenges if it focuses on diversifying its economy and continuing its long history of sound financial management.

                           Based on our projections for moderate economic growth and relatively low inflation, we believe the Federal Reserve (the Fed) will continue to raise short-term rates gradually throughout 2005 as it moves toward its goal of a more neutral monetary policy. The rate of job growth continues to be the key to determining the Fed's future actions. Inflation and the direction of oil prices could also figure into the Fed's decisions.

NATIONS SOUTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           In this environment, we plan to keep the fund's duration in line with its benchmark and we plan to maintain or increase the fund's exposure to higher-yielding securities.

                            ---------------------------------------------------

                           Chris Eckstrom has managed Nations South Carolina Intermediate Municipal Bond Fund since December 15, 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Prior to December 15, 2004, the fund was managed by the Municipal Fixed Income Management Team. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS SOUTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,002.44      1,022.44        2.50         2.52               0.50
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,001.20      1,021.19        3.74         3.78               0.75
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00          997.46      1,017.45        7.47         7.54               1.50
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00          998.40      1,017.45        7.47         7.54               1.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the advisor and/or administrator not reimbursed a portion of expenses, total return would have been reduced.

NATIONS SOUTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in the shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS SOUTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

  2.0%  Resource recovery
  2.6%  Industrials
  5.9%  Education
  8.5%  Transportation
 13.0%  Health care
 19.3%  Tax-backed
 27.2%  Utilities
 21.5%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  IL Educational Facilities Revenue,
                                                                                 Series 2003C, Insured: AMBAC 5.000%
                                                                                 09/01/18                                4.1%
                                                                            -------------------------------------------------
                                                                              2  SC Columbia, Waterworks and Sewer
                                                                                 Systems Revenue, Refunding, Series
                                                                                 1993 5.500% 02/01/09                    3.5%
                                                                            -------------------------------------------------
                                                                              3  SC Western Carolina, Regional Sewer
                                                                                 Authority, 5.250% 03/01/16              3.2%
                                                                            -------------------------------------------------
                                                                              4  SC Charleston County, Hospital
                                                                                 Facilities Revenue, Care Alliance
                                                                                 Health Services Project, Series
                                                                                 1999A, Insured: FSA 5.125% 08/15/15     3.1%
                                                                            -------------------------------------------------
                                                                              5  SC Jobs Economic Development
                                                                                 Authority, Hospital Facilities
                                                                                 Revenue, Palmetto Health Alliance
                                                                                 Project, Series 2000A, Pre-refunded
                                                                                 12/12/10, 7.125% 12/15/15               3.0%
                                                                            -------------------------------------------------
                                                                              6  SC Capital Improvement, GO, Series
                                                                                 1996A, 3.500% 07/01/06                  2.8%
                                                                            -------------------------------------------------
                                                                              7  SC Charleston, Waterworks and Sewer
                                                                                 Capital Improvement Revenue,
                                                                                 Refunding, Series 1998, 5.250%
                                                                                 01/01/08                                2.5%
                                                                            -------------------------------------------------
                                                                              8  SC Georgetown County, Pollution
                                                                                 Control Revenue, International Paper
                                                                                 Company Project, Refunding, Series
                                                                                 1999A, 5.125% 02/01/12                  2.4%
                                                                            -------------------------------------------------
                                                                              9  SC Piedmont Municipal Power Agency,
                                                                                 Electric Revenue, Refunding, Series
                                                                                 2001A, Pre-refunded 01/01/07,
                                                                                 Insured: MBIA 5.250% 01/01/09           2.4%
                                                                            -------------------------------------------------
                                                                             10  SC Greenville County, School
                                                                                 District, Installment Purchase
                                                                                 Revenue, Building Equity Sooner
                                                                                 Tomorrow Project, Refunding, Series
                                                                                 2003, 5.250% 12/01/16                   2.3%
                                                                            -------------------------------------------------






                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS SOUTH CAROLINA INTERMEDIATE
MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                 NATIONS SOUTH CAROLINA                                  LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1995                                            $  9,675                    $ 10,000                    $ 10,000
1996                                                      10,349                      10,806                      10,786
                                                          10,816                      11,305                      11,274
1998                                                      11,646                      12,325                      12,225
                                                          12,229                      13,055                      12,935
2000                                                      12,212                      13,132                      13,065
                                                          13,260                      14,464                      14,327
2002                                                      13,709                      14,974                      14,868
                                                          14,640                      16,555                      16,281
2004                                                      15,431                      17,482                      17,065
Mar. 31 2005                                              15,596                      17,621                      17,203

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                 NATIONS SOUTH CAROLINA                                  LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1995                                            $ 10,000                    $ 10,000                    $ 10,000
1996                                                      10,697                      10,806                      10,786
                                                          11,179                      11,305                      11,274
1998                                                      12,037                      12,325                      12,225
                                                          12,640                      13,055                      12,935
2000                                                      12,622                      13,132                      13,065
                                                          13,705                      14,464                      14,327
2002                                                      14,170                      14,974                      14,868
                                                          15,132                      16,555                      16,281
2004                                                      15,949                      17,482                      17,065
Mar. 31 2005                                              16,126                      17,621                      17,203


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/95 through
      3/31/05)              4.89%     4.54%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations South Carolina Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                        1/6/92                5/5/92                   6/8/93                    6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      1.36%         1.11%       -2.16%       0.35%       -2.55%        0.36%       -0.61%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 4.67%         4.41%        3.27%       3.63%        3.32%        3.62%        3.62%
5 YEARS                                 5.28%         5.02%        4.34%       4.24%        4.24%        4.26%        4.26%
10 YEARS                                5.13%         4.89%        4.54%       4.25%        4.25%        4.25%        4.25%
SINCE INCEPTION                         5.35%         5.15%        4.88%       4.13%        4.13%        4.47%        4.47%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS TENNESSEE INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005 AND HIS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks high current income exempt from federal income tax and the Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Tennessee Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of 1.01%.**
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The fund balances its investments between high quality issues, which reduce credit and liquidity risk, and lower quality issues, which add yield potential. By maintaining a well-diversified portfolio, generally within the universe of Tennessee municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity between three and ten years.

                           HOW DID THE FUND PERFORM FOR THE PERIOD?***

                           With a total return of 1.01%, Nations Tennessee Intermediate Municipal Bond Fund (Investor A Shares) outperformed its benchmark index, the Lehman Brothers

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years.

                           The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years.

                           Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper Other States Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           ON MARCH 21, 2005, THE BOARD OF TRUSTEES APPROVED A PROPOSAL TO REORGANIZE THE NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND INTO THE COLUMBIA INTERMEDIATE TAX-EXEMPT FUND, SUBJECT TO SHAREHOLDER APPROVAL AND THE SATISFACTION OF CERTAIN OTHER CONDITIONS. IF APPROVED, THE EFFECTIVE DATE OF THE REORGANIZATION IS EXPECTED TO OCCUR IN SEPTEMBER OR OCTOBER 2005 OR ON SUCH A DATE TO WHICH PARTIES MAY AGREE.

                           TAX-EXEMPT INVESTING OFFERS CURRENT TAX-EXEMPT INCOME, BUT IT ALSO INVOLVES SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. WHEN INTEREST RATES GO UP, BOND PRICES GENERALLY DROP AND VICE VERSA.

                           INTEREST INCOME FROM CERTAIN TAX-EXEMPT BONDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX. CAPITAL GAINS ARE NOT EXEMPT FROM INCOME TAXES.

                           SINGLE-STATE MUNICIPAL BOND FUNDS POSE ADDITIONAL RISKS DUE TO LIMITED GEOGRAPHICAL DIVERSIFICATION.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS TENNESSEE INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           Quality Intermediate Municipal Bond Index, which returned 0.81% for the 12-month period ended March 31, 2005. Investors should note that we changed the fund's benchmark from the Lehman Brothers 7-Year Municipal Bond Index because we consider the new benchmark to be a better match with the fund because it includes a broader spectrum of maturities. The fund also outperformed the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Category, which was 0.35%.

                           The fund benefited from an overweight in the hospital and general obligation sectors. The industrial development, pollution control and transportation sectors also helped performance. However, these sectors represented a relatively small portion of the fund's assets. The education sector detracted from the fund's performance.

                           HOW DID ECONOMIC AND MARKET CONDITIONS AFFECT THE TENNESSEE MUNICIPAL BOND MARKET DURING THE PERIOD?

                           Tennessee's economy and state finances have struggled in recent years. The principal problem has been the skyrocketing cost of the state's TennCare health care program. Meanwhile, the state's non-durable manufacturing sector has been contracting and sales tax revenues have not kept pace with expenditures.

                           The state has resorted to using one-time, non-recurring sources of money to balance the budget. This is generally viewed as a weakness because it permits the state to sustain programs for which there is no recurring revenue support. Efforts to raise additional revenues through the creation of a state income tax have failed. To address the situation, the state cut payments to local governments and in January, the governor scaled back the TennCare program. This will save an estimated $600 million in fiscal year 2006.

                           As a result of these factors, the state of Tennessee is rated Aa2 with a stable outlook by Moody's Investor Services, AA with a stable outlook by Standard & Poor's Corporation and AA by Fitch Ratings.

                           HOW IS THE FUND POSITIONED TO REFLECT YOUR OUTLOOK FOR TENNESSEE AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           Financial stresses have eased somewhat as Tennessee's economy has begun to turn around and revenues have exceeded conservative projections. We believe the state's economy -- despite drops in the manufacturing sector -- remains strong and well diversified.

                           The state should benefit from new revenue sources and cost containment reforms to TennCare. However, the attempts to scale back TennCare are subject to federal approval and face various court challenges. The success of these reforms will be crucial to the state's effort to achieve and maintain a structurally balanced budget.

                           Based on our projections for moderate economic growth and relatively low inflation, we believe the Federal Reserve (the Fed) will continue to raise short-term rates gradually throughout 2005 as it moves toward its goal of a more neutral monetary policy. The rate of job growth continues to be the key to determining the Fed's future actions. Inflation and the direction of oil prices could also figure into the Fed's decisions.

NATIONS TENNESSEE INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           In this environment, we have kept the fund's duration in line with its benchmark, and we plan to maintain or increase the fund's exposure to higher-yielding securities.

                            ---------------------------------------------------

                           Chris Eckstrom has managed Nations Tennessee
                           Intermediate Municipal Bond Fund since December 15, 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Prior to December 15, 2004, the fund was managed by the Municipal Fixed Income Management Team. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS TENNESSEE INTERMEDIATE

MUNICIPAL BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,001.99      1,022.44        2.50         2.52               0.50
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,000.75      1,021.19        3.74         3.78               0.75
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00          997.06      1,017.45        7.47         7.54               1.50
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00          997.06      1,017.45        7.47         7.54               1.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the advisor and/or administrator not reimbursed a portion of expenses, total return would have been reduced.

NATIONS TENNESSEE INTERMEDIATE

MUNICIPAL BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in the shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS TENNESSEE INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

   1.8%  Resource recovery
   1.9%  Transportation
   3.2%  Education
   3.3%  Industrials
   6.7%  Utilities
   9.8%  Housing
  11.3%  Health care
  44.6%  Tax-backed
  17.4%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  TN Memphis GO, Series 2000, 5.000%
                                                                                 04/01/17                                4.7%
                                                                            -------------------------------------------------
                                                                              2  Home Ownership Program, Series
                                                                                 1997-3A, AMT Zero Coupon 01/01/08       3.9%
                                                                            -------------------------------------------------
                                                                              3  TN Metropolitan Government, Nashville
                                                                                 and Davidson County Electric Revenue
                                                                                 Series 1998B, 5.500% 05/15/13           3.9%
                                                                            -------------------------------------------------
                                                                              4  TN State GO, Series 1999B,
                                                                                 Pre-refunded 05/01/09, Insured: FSA
                                                                                 5.250% 05/01/17                         3.8%
                                                                            -------------------------------------------------
                                                                              5  Health, Educational and Housing
                                                                                 Facilities Board Revenue, Hospital
                                                                                 Facilities Improvement Revenue,
                                                                                 Baptist Health System of East
                                                                                 Tennessee, Inc. Project, Refunding,
                                                                                 Series 1996, Insured: CON 5.500%
                                                                                 04/15/11                                3.7%
                                                                            -------------------------------------------------
                                                                              6  TN Rutherford County 5.000% 04/01/14    3.0%
                                                                            -------------------------------------------------
                                                                              7  Public Improvement GO, Series 1996,
                                                                                 6.000% 04/01/06                         3.0%
                                                                            -------------------------------------------------
                                                                              8  TN Anderson County GO, Refunding,
                                                                                 Series 2001, Insured: FSA 5.000%
                                                                                 04/01/13                                2.9%
                                                                            -------------------------------------------------
                                                                              9  TN Tennergy Corp. Gas Revenue,
                                                                                 Insured: MBIA 5.000% 06/01/07           2.8%
                                                                            -------------------------------------------------
                                                                             10  Health, Educational and Housing
                                                                                 Facilities Board Revenue, University
                                                                                 Health Systems Inc. Project, Series
                                                                                 1993, 5.750% 04/01/19                   2.8%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS TENNESSEE INTERMEDIATE
MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                    NATIONS TENNESSEE                                    LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1995                                            $  9,675                    $ 10,000                    $ 10,000
1996                                                      10,349                      10,806                      10,786
                                                          10,797                      11,305                      11,274
1998                                                      11,636                      12,325                      12,225
                                                          12,215                      13,055                      12,935
2000                                                      12,105                      13,132                      13,065
                                                          13,225                      14,464                      14,327
2002                                                      13,658                      14,974                      14,868
                                                          14,803                      16,555                      16,281
2004                                                      15,385                      17,482                      17,065
Mar. 31 2005                                              15,541                      17,621                      17,203

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                    NATIONS TENNESSEE                                    LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1995                                            $ 10,000                    $ 10,000                    $ 10,000
1996                                                      10,697                      10,806                      10,786
                                                          11,160                      11,305                      11,274
1998                                                      12,027                      12,325                      12,225
                                                          12,625                      13,055                      12,935
2000                                                      12,511                      13,132                      13,065
                                                          13,669                      14,464                      14,327
2002                                                      14,117                      14,974                      14,868
                                                          15,300                      16,555                      16,281
2004                                                      15,901                      17,482                      17,065
Mar. 31 2005                                              16,062                      17,621                      17,203


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/95 through
      3/31/05)              4.85%     4.51%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Tennessee Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                       INVESTOR A                INVESTOR B                 INVESTOR C
                                   PRIMARY A       NAV**        MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                     4/13/93               4/2/93                   6/10/93                    11/3/94
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                   1.26%         1.01%       -2.28%        0.25%       -2.66%         0.26%       -0.71%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                              4.66%         4.40%        3.27%        3.58%        3.27%         3.60%        3.60%
5 YEARS                              5.39%         5.12%        4.44%        4.34%        4.34%         4.33%        4.33%
10 YEARS                             5.09%         4.85%        4.51%        4.21%        4.21%         4.18%        4.18%
SINCE INCEPTION                      4.85%         4.67%        4.38%        4.05%        4.05%         4.68%        4.68%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS TEXAS INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HER VIEWS ON NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND HER OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Texas Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of 0.70%.**
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The fund balances its investments between high quality investment-grade issues, which have the potential to reduce credit and liquidity risk, and lower quality investment-grade issues, which add yield potential. By maintaining a well-diversified portfolio generally within the universe of Texas municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity between three and ten years.

                           HOW DID THE FUND PERFORM DURING THE PERIOD?***

                           During the 12-month period ended March 31, 2005, Nations Texas Intermediate Municipal Bond Fund (Investor A Shares) returned 0.70%. The fund's new benchmark, the Lehman Brothers Quality Intermediate Municipal Index returned 0.81% during the same period. Prior to August 1, 2004, the fund compared its performance to the

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years.

                           The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years.

                           Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper Other States Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           TAX-EXEMPT INVESTING OFFERS CURRENT TAX-EXEMPT INCOME, BUT IT ALSO INVOLVES SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. WHEN INTEREST RATES GO UP, BOND PRICES GENERALLY DROP AND VICE VERSA.

                           INTEREST INCOME FROM CERTAIN TAX-EXEMPT BONDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX. CAPITAL GAINS ARE NOT EXEMPT FROM INCOME TAXES.

                           SINGLE-STATE MUNICIPAL BOND FUNDS POSE ADDITIONAL RISKS DUE TO LIMITED GEOGRAPHICAL DIVERSIFICATION.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS TEXAS INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           Lehman Brothers 7-Year Municipal Bond Index. This index returned 0.80%. We changed the fund's benchmark. We felt that the Lehman Brothers Quality Intermediate Municipal Index was a better match with the fund because it includes a broader spectrum of maturities. Fund performance for the reporting period was better than the 0.35% average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Category.

                           An overweight position in AAA-rated securities hampered fund performance, as did an underweight position in A- and BBB-rated securities. Higher quality AAA-rated securities underperformed lower quality A- and BBB-rated bonds, especially longer-term bonds. With its underweight in A- and BBB-rated bonds, the fund did not fully capture the higher yields these securities offered. In addition, during the latter part of the reporting period, Texas called or refunded a number of its bonds to take advantage of lower interest rates. While we sought to replace these bonds with higher-yielding securities in the seven- to eight-year maturity range, their performance by the end of the reporting period was disappointing.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN
                           TEXAS?

                           The year 2004 marked the beginning of renewed growth as Texas recorded increases in employment and personal income as well as a 1 percentage point drop in its unemployment rate. Total employment grew at a rate of 0.9% in 2004 following two consecutive years of job losses. While Texas continues to struggle with a weak manufacturing industry, offsetting this has been a healthy rebound in business service and retail payrolls.

                           State revenues have begun to rebound after the recent recession. By the end of fiscal year 2002, the unreserved fund balance had dropped to negative $369.4 million -- the first deficit balance since 1996. The fund balance declined further in fiscal year 2003 to negative $2.3 billion. The improved economy, expenditure reductions and increased federal aid helped return balances to positive territory in the 2004-2005 biennium. By the end of fiscal year 2005, the general revenue fund balance is projected at $1.1 billion and the revenue stabilization fund is projected at $482 million, making steady progress towards the state's goal of restoring the stabilization balance to $800 million by fiscal year 2008.

                           The 2006-07 biennium forecast projected the Texas economy will move with the national economy over the next two years. The Comptroller's Office projects tax revenue growth of 4.5% and sales tax growth of 8.2%. Energy activity continues to expand in Texas due to high oil and natural gas prices. However, the state is projecting prices to come down from recent historic highs, with revenue collections falling 16.1% and 19%, respectively.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE COMING YEAR?

                           Texas' population is growing rapidly. This growth may require additional capital spending in key essential services including education, transportation and criminal justice. If states gain the ability to tax Internet commerce, that should be a boon to state coffers since Texas derives half of its revenues from sales tax.

                           We will focus on adding securities with higher yields and non-callable structures. We are positioning the fund by maintaining duration slightly longer than its

NATIONS TEXAS INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           benchmark. Expressed in years, duration is a measure of the portfolio's sensitivity to changes in interest rates. Even though we anticipate a modest increase in interest rates over the next 12 months, we believe the supply of securities with long-term maturities will continue to tighten. While yields tend to rise when interest rates do, with the current lack of attractive high quality long-term securities, we don't believe that yields will go up sufficiently to offset any potential refundings. Should the supply of high quality long-term securities ease, we would adjust the portfolio's duration accordingly.

                            ---------------------------------------------------

                           Wendy Norman has managed Nations Texas Intermediate Municipal Bond Fund since December 15, 2004. Ms. Norman is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Prior to December 15, 2004, the fund was managed by the Municipal Fixed Income Management Team. Banc of America Capital Management, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS TEXAS INTERMEDIATE

MUNICIPAL BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)      DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ----------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL      ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        997.91      1,022.44        2.49         2.52               0.50
---------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        996.66      1,021.19        3.73         3.78               0.75
---------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        992.92      1,017.45        7.45         7.54               1.50
---------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        992.92      1,017.45        7.45         7.54               1.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the advisor and/or administrator not reimbursed a portion of expenses, total return would have been reduced.

NATIONS TEXAS INTERMEDIATE

MUNICIPAL BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in the shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS TEXAS INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 0.9%  Resource recovery
 1.1%  Housing
 1.7%  Industrials
 4.4%  Transportation
 6.9%  Education
 8.5%  Health care
15.3%  Utilities
44.2%  Tax-backed
17.0%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  TX Round Rock Independent School
                                                                                 District, GO, Series 2000, Insured:
                                                                                 PSFG 5.000% 08/01/18                    2.6%
                                                                            -------------------------------------------------
                                                                              2  TX North Central Texas Health
                                                                                 Facilities Development Corp. Revenue
                                                                                 Presbyterian Healthcare Residential
                                                                                 Project, Refunding, Series 1996B,
                                                                                 Pre-refunded 06/01/06, Insured: MBIA
                                                                                 5.500% 06/01/16                         2.5%
                                                                            -------------------------------------------------
                                                                              3  TX Houston, Water and Sewer Systems
                                                                                 Revenue Junior Lien, Refunding,
                                                                                 Series 1997A, Pre-refunded 12/01/07,
                                                                                 Insured: FGIC 5.375% 12/01/27           2.4%
                                                                            -------------------------------------------------
                                                                              4  TX Harlandale Independent School
                                                                                 District, GO, Refunding, Series 2004,
                                                                                 Insured: PSFG 5.250% 08/15/16           2.4%
                                                                            -------------------------------------------------
                                                                              5  TX University of Texas, Permanent
                                                                                 University Funds Revenue Series
                                                                                 2002A, 5.000% 07/01/07                  2.3%
                                                                            -------------------------------------------------
                                                                              6  TX Water Development GO, Series 1997,
                                                                                 5.250% 08/01/28                         2.3%
                                                                            -------------------------------------------------
                                                                              7  TX Austin Independent School
                                                                                 District, GO, Refunding, Series 2004,
                                                                                 Insured: PSFG 5.000% 08/01/12           1.9%
                                                                            -------------------------------------------------
                                                                              8  TX Houston, Water and Sewer Systems
                                                                                 Revenue Junior Lien, Refunding,
                                                                                 Series 1996A, Pre-refunded 12/01/06,
                                                                                 Insured: FGIC 5.250% 12/01/25           1.9%
                                                                            -------------------------------------------------
                                                                              9  TX Redeemable River Authority
                                                                                 Pollution Control Revenue
                                                                                 Southwestern Public, Insured: AMBAC
                                                                                 5.200% 07/01/11                         1.8%
                                                                            -------------------------------------------------
                                                                             10  TX Travis County GO, Limited Tax,
                                                                                 Refunding, Series 2004, 5.000%
                                                                                 03/01/15                                1.8%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS TEXAS INTERMEDIATE
MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                                                         LEHMAN BROTHERS QUALITY
                                               NATIONS TEXAS INTERMEDIATE    LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                  MUNICIPAL BOND FUND         MUNICIPAL BOND INDEX                INDEX
                                               --------------------------    ----------------------      -----------------------
Mar. 31 1995                                           $  9,675                     $ 10,000                    $ 10,000
                                                         10,316                       10,806                      10,786
                                                         10,747                       11,305                      11,274
1996                                                     11,592                       12,325                      12,225
                                                         12,145                       13,055                      12,935
1998                                                     12,138                       13,132                      13,065
                                                         13,172                       14,464                      14,327
2002                                                     13,581                       14,974                      14,868
                                                         14,606                       16,555                      16,281
2004                                                     15,311                       17,482                      17,065
Mar. 31 2005                                             15,413                       17,621                      17,203

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                                                         LEHMAN BROTHERS QUALITY
                                               NATIONS TEXAS INTERMEDIATE    LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                  MUNICIPAL BOND FUND         MUNICIPAL BOND INDEX                INDEX
                                               --------------------------    ----------------------      -----------------------
Mar. 31 1995                                           $ 10,000                     $ 10,000                    $ 10,000
                                                         10,663                       10,806                      10,786
                                                         11,108                       11,305                      11,274
1996                                                     11,982                       12,325                      12,225
                                                         12,553                       13,055                      12,935
1998                                                     12,546                       13,132                      13,065
                                                         13,615                       14,464                      14,327
2002                                                     14,037                       14,974                      14,868
                                                         15,097                       16,555                      16,281
2004                                                     15,826                       17,482                      17,065
Mar. 31 2005                                             15,937                       17,621                      17,203


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/95 through
      3/31/05)              4.77%     4.42%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Texas Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                        1/12/93               2/4/93                   6/22/93                   11/3/94
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      0.86%         0.70%       -2.60%       -0.14%      -3.04%        -0.05%      -1.02%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 4.58%         4.32%        3.19%       3.55%        3.23%        3.61%        3.61%
5 YEARS                                 5.16%         4.90%        4.20%       4.12%        4.12%        4.12%        4.12%
10 YEARS                                5.01%         4.77%        4.42%       4.13%        4.13%        4.12%        4.12%
SINCE INCEPTION                         4.96%         4.60%        4.32%       3.92%        3.92%        4.59%        4.59%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS VIRGINIA INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND HIS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks high current income exempt from federal and Virginia state income taxes consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Virginia Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of 0.69%.**
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The fund balances its investments between high quality investment grade issues, through which it seeks to reduce credit and liquidity risk, and lower quality investment-grade issues, which add yield potential. By maintaining a well-diversified portfolio, generally within the universe of Virginia municipal securities, we aim to limit the fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the fund seeks to maintain an average dollar-weighted maturity between three and ten years.

                           HOW DID THE FUND PERFORM DURING THE PERIOD?***

                           With a total return of 0.69%, Nations Virginia Intermediate Municipal Bond Fund (Investor A Shares) slightly underperformed its benchmark index, the Lehman Brothers Quality Intermediate Municipal Bond Index, which returned 0.81% for the

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years.

                           The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years.

                           Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper Other States Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           TAX-EXEMPT INVESTING OFFERS CURRENT TAX-EXEMPT INCOME, BUT IT ALSO INVOLVES SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. WHEN INTEREST RATES GO UP, BOND PRICES GENERALLY DROP AND VICE VERSA.

                           INTEREST INCOME FROM CERTAIN TAX-EXEMPT BONDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX. CAPITAL GAINS ARE NOT EXEMPT FROM INCOME TAXES.

                           SINGLE-STATE MUNICIPAL BOND FUNDS POSE ADDITIONAL RISKS DUE TO LIMITED GEOGRAPHICAL DIVERSIFICATION.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS VIRGINIA INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           12-month period ended March 31, 2005. Investors should note that we changed the fund's benchmark from the Lehman Brothers 7-Year Municipal Bond Index because we consider the new benchmark to be more appropriate. The fund outperformed the average of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Category, which returned 0.35%.

                           The fund benefited from an overweight in the water sector and from the positive performance of the electric and resource recovery sectors. However, these sectors represented a relatively small portion of the fund's assets.

                           Investments in the state's general obligation sector detracted from the fund's performance, because of an increase in supply, which caused some municipal bond prices to remain flat during the period. Holdings in the education sector also hurt performance as the fund sold its position in a distressed junior college project during the period.

                           HOW DID ECONOMIC AND MARKET CONDITIONS AFFECT THE VIRGINIA MUNICIPAL BOND MARKET DURING THE PERIOD?

                           Virginia benefits from a broadly diversified economy. The services sector is the Commonwealth's largest, with 40.1% of total non-farm jobs, followed by government at 18.2%; trade, transportation, and utilities at 18.1%; and manufacturing at 8.7%. Virginia's economy remained robust in 2004, with personal income growth of 6.1% and a low unemployment rate of 3.4%.

                           Because of these and other factors, the Commonwealth of Virginia is currently rated Aaa/Stable by Moody's Investors Service, AAA/Stable by Standard & Poor's Corporation, and AAA by Fitch Ratings. These credit ratings are also due, in part, to Virginia's strong financial operations in 2004 and the state's low debt burden. The Commonwealth ended fiscal year 2004 with a general fund balance of more than $247 million and a stabilization fund of $341 million.

                           HOW IS THE FUND POSITIONED TO REFLECT YOUR OUTLOOK FOR VIRGINIA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           The 2005-2006 budget seeks to restore structural balance by implementing spending controls and tax-reform to create recurring revenue sources. Increases to the sales and use tax, cigarette tax and deed recording tax are expected to increase revenues by $616 million in fiscal year 2005 and $776 million in fiscal year 2006. We believe that these measures, along with proactive fiscal management and a manageable debt burden, should help Virginia continue to generate operating surpluses and rebuild reserves.

                           Based on our projections for moderate economic growth and relatively low inflation, we believe the Fed will continue to raise short-term rates gradually throughout 2005 as it moves toward its goal of a more neutral monetary policy. The rate of job growth continues to be the key to determining the Fed's future actions. Inflation and the direction of oil prices could also figure into the Fed's decisions. In this environment, we plan to keep the fund's duration in line with its benchmark and to maintain or increase the fund's exposure to higher-yielding securities. Duration is a measure of the fund's interest rate sensitivity.

                             ------------------------------------------------

                           Chris Eckstrom has managed Nations Virginia
                           Intermediate Municipal Bond Fund since December 15, 2004. He is affiliated with Banc of America Capital

NATIONS VIRGINIA INTERMEDIATE

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           Management, LLC, investment advisor to the fund. Prior to December 15, 2004, the Fund was managed by the Municipal Fixed Income Management Team. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS VIRGINIA INTERMEDIATE

MUNICIPAL BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)      DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ----------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL      ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        998.25      1,022.44        2.49         2.52               0.50
---------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        997.01      1,021.19        3.73         3.78               0.75
---------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        993.27      1,017.45        7.45         7.54               1.50
---------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        993.27      1,017.45        7.45         7.54               1.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the advisor and/or administrator not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange. Therefore, the

NATIONS VIRGINIA INTERMEDIATE

MUNICIPAL BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in the shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS VIRGINIA INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

  1.9%  Industrials
  2.0%  Transportation
  2.0%  Education
  3.5%  Housing
  5.4%  Health care
  7.2%  Resource recovery
 10.1%  Utilities
 47.6%  Tax-backed
 20.3%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  VA State GO, Series 2002, 4.000%
                                                                                 06/01/09                                3.1%
                                                                            -------------------------------------------------
                                                                              2  VA Fairfax County Economic Development
                                                                                 Authority Resource Recovery Revenue
                                                                                 Refunding Series 1998A AMT
                                                                                 Insured: AMBAC 5.95% 02/01/07           3.0%
                                                                            -------------------------------------------------
                                                                              3  VA State GO, Series 2004 B, 5.000%
                                                                                 06/01/16                                2.9%
                                                                            -------------------------------------------------
                                                                              4  Virginia State, GO Refunding, Series
                                                                                 2004 B, 5.000% 06/01/15                 2.4%
                                                                            -------------------------------------------------
                                                                              5  VA Chesapeake Virginia, GO Refunding
                                                                                 Series 1993 5.125% 12/01/05             1.8%
                                                                            -------------------------------------------------
                                                                              6  VA Suffolk Virginia, Redevelopment and
                                                                                 Housing Authority Multi-Family Housing
                                                                                 Revenue Refunding Windsor Ltd.
                                                                                 Partnership Project, Series 2001
                                                                                 Mandatory Put 7/1/2011 @ 100, 4.850%
                                                                                 07/01/31                                1.8%
                                                                            -------------------------------------------------
                                                                              7  VA Norfolk Virginia Capital
                                                                                 Improvement Series 2002 B Insured: FSA
                                                                                 5.250% 07/01/11                         1.6%
                                                                            -------------------------------------------------
                                                                              8  VA Fairfax County Virginia GO, Series
                                                                                 2002 A State Aid Withholding 5.00%
                                                                                 06/01/10                                1.6%
                                                                            -------------------------------------------------
                                                                              9  VA Southeastern Public Service
                                                                                 Authority Revenue Refunding Series
                                                                                 1993A
                                                                                 Insured: MBIA 5.10% 07/01/08            1.5%
                                                                            -------------------------------------------------
                                                                             10  VA State GO Series 2003 A, 5.000%
                                                                                 06/01/08                                1.5%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS VIRGINIA INTERMEDIATE

MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                    NATIONS VIRGINIA                                     LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR       INTERMEDIATE MUNCIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1995                                            $  9,675                    $ 10,000                    $ 10,000
1996                                                      10,351                      10,806                      10,786
                                                          10,735                      11,305                      11,274
1998                                                      11,584                      12,325                      12,225
                                                          12,164                      13,055                      12,935
2000                                                      12,171                      13,132                      13,065
                                                          13,224                      14,464                      14,327
2002                                                      13,644                      14,974                      14,868
                                                          14,729                      16,555                      16,281
2004                                                      15,439                      17,482                      17,065
Mar. 31 2005                                              15,456                      17,621                      17,203

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                    NATIONS VIRGINIA                                     LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR       INTERMEDIATE MUNCIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1995                                            $ 10,000                    $ 10,000                    $ 10,000
1996                                                      10,699                      10,806                      10,786
                                                          11,096                      11,305                      11,274
1998                                                      11,974                      12,325                      12,225
                                                          12,572                      13,055                      12,935
2000                                                      12,580                      13,132                      13,065
                                                          13,668                      14,464                      14,327
2002                                                      14,103                      14,974                      14,868
                                                          15,224                      16,555                      16,281
2004                                                      15,865                      17,482                      17,065
Mar. 31 2005                                              15,973                      17,621                      17,203


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/95 through
      3/31/05)              4.79%     4.45%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Virginia Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do no reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                       INVESTOR A                INVESTOR B                 INVESTOR C
                                   PRIMARY A       NAV**        MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                     9/20/89              12/5/89                    6/7/93                    6/17/92
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                   0.94%         0.69%       -2.61%       -0.15%       -3.06%        -0.06%       -1.03%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                              4.50%         4.24%        3.10%        3.46%        3.15%         3.46%        3.46%
5 YEARS                              5.15%         4.89%        4.21%        4.11%        4.11%         4.11%        4.11%
10 YEARS                             5.03%         4.79%        4.45%        4.15%        4.15%         4.14%        4.14%
SINCE INCEPTION                      5.58%         5.37%        5.15%        3.95%        3.95%         4.26%        4.26%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            MUNICIPAL BONDS -- 99.1%
            EDUCATION -- 7.3%
            EDUCATION -- 6.0%
$   2,855   GA Private Colleges and Universities Authority Revenue, Emory
              University Project, Series 2002 A,
              5.000% 09/01/06.............................................   $  2,945
    6,955   IL Educational Facilities Authority Revenue, National Louis
              University, Series 1999 A,
              2.300% 06/01/29.............................................      6,955
    5,000   University of Chicago,
              Series 2001 B-2,
              4.000% 07/01/36.............................................      5,119
    5,000   IL University of Illinois Certificates of Partnerships
              University of Illinois - Integrate Project
              Insured: AMBAC
              5.250% 10/01/06.............................................      5,178
    5,330   MI Oakland Michigan University of Michigan Revenue, Series
              2001 Insured: FGIC
              2.270% 03/01/31.............................................      5,330
    2,800   NC University of North Carolina Series 2002 B,
              5.000% 12/01/06.............................................      2,904
    8,450   PA Chester County Revenue Floater
              2.340% 04/01/31.............................................      8,450
    1,030   PA State Higher Educational Facilities
              5.000% 05/01/08.............................................      1,081
    4,425   SC University of South Carolina Athletics
              3.500% 03/16/06.............................................      4,457
    1,100   TX Tech University Revenue Financing System Seventh Series
              Insured: MBIA
              5.250% 08/15/09.............................................      1,186
    3,030   TX Texas A&M University Revenue
              Series 1996,
              5.750% 05/15/05.............................................      3,043
            TX University of Texas Permian University Revenue Refunding
              Series 2002 A,
    4,000     5.000% 07/01/06.............................................      4,113
    3,500     5.000% 07/01/08.............................................      3,706
    2,555     Series 2001 C,
              4.000% 08/15/05.............................................      2,570
                                                                             --------
                                                                               57,037
                                                                             --------

            PREP SCHOOL -- 0.8%
    2,840   DC Private Schools Revenue Field School Project, Series 2001 A
              LOC: First Union National Bank
              2.290% 07/01/31.............................................      2,840
    5,000   TX Red River Authority Texas Education Financing Revenue
              Parish Day School Project Series 2001 A LOC: Allied Irish
              Bank PLC
              3.100% 12/01/31.............................................      4,942
                                                                             --------
                                                                                7,782
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            STUDENT LOAN -- 0.5%
$   2,500   AK Student Loan Corp. Student Loan Revenue Series 1999 A, AMT
              Insured: AMBAC
              4.900% 07/01/08.............................................   $  2,620
    2,370   SC State Education Assistance Authority Revenue Refunding
              Guaranteed Student Loan Senior Lien Project Series 1993A-3,
              AMT
              5.200% 09/01/05.............................................      2,396
                                                                             --------
                                                                                5,016
                                                                             --------
                                                                               69,835
                                                                             --------

            HEALTH CARE -- 4.4%
            HEALTH SERVICES -- 0.2%
    1,500   MN Minneapolis and St. Paul Housing and Redevelopment
              Authority Health Care HealthPartners Obligation Group
              Project,
              4.500% 12/01/07.............................................      1,539
                                                                             --------
                                                                                1,539
                                                                             --------

            HOSPITALS -- 4.1%
            AZ University Medical Center Corp. Hospital Revenue Revenue
              Refunding, GO,
      300     5.000% 07/01/07.............................................        311
      700     5.000% 07/01/06.............................................        717
    1,700   FL Escambia County Florida Health Facilities Authority
              Revenue, Ascension Health Credit Project, Series 2003 A,
              5.000% 11/15/07.............................................      1,776
      950   GA Gainesville and Hall County Georgia Hospital Authority
              Revenue Refunding Northeast Georgia Health System, Inc.,
              Project, Series 2000, AMT,
              4.000% 05/15/07.............................................        961
            MI State Hospital Finance Authority Revenue Ascension Health
              Credit Project, Series 1999 B
    1,000     Mandatory Put 11/15/05 @ 100,
              5.200% 11/15/33.............................................      1,016
    1,800     Mandatory Put 11/15/06 @ 100,
              5.300% 11/15/33.............................................      1,867
            MO State Health and Educational Facilities Authority Revenue,
              Saint Lukes Episcopal-Presbyterian Hospital Project, Series
              2001 Insured: FSA
    2,250     3.850% 12/01/05.............................................      2,269
    2,470     4.000% 12/01/06.............................................      2,515
    4,000   MO State Health and Educational Facilities Revenue, SSM Health
              Care Project, Series 2002 A,
              5.000% 06/01/07.............................................      4,152
    1,340   NC Charlotte-Mecklenburg North Carolina Hospital Authority
              Health Care System Revenue Refunding,
              (a) 01/01/06................................................      1,314

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            HOSPITALS -- (CONTINUED)
            NC Medical Care Commission
$   4,000     Health Care Facilities Revenue, Novant Health Obligation
              Project, Series 2003 A,
              4.000% 11/01/06.............................................   $  4,068
    1,675     Health System Revenue Mission St. Josephs Health System,
              Series 2001,
              5.000% 10/01/08.............................................      1,770
    2,900   NM State Hospital Equipment Loan Council Hospital Revenue,
              Presbyterian Healthcare Project, Series 2001 A,
              4.600% 08/01/08.............................................      2,995
            SC Florence County South Carolina Hospital Revenue, McLeord
              Regional Medical Center Project,
    1,330     Series 1998 A Insured: MBIA
              5.500% 11/01/07.............................................      1,410
    1,155     Series 2004A
              Insured: FSA
              5.000% 11/01/09.............................................      1,233
            TX Harris County Texas Health Facilities Development Authority
              Hospital Revenue,
    4,000     Memorial Hospital Systems Project, Series 1997 A Insured:
              MBIA
              4.875% 06/01/05.............................................      4,017
    2,000     St. Luke's Episcopal Hospital Project, Series 2001 A,
              5.250% 02/15/06.............................................      2,039
    2,000   UT County Hospital Revenue IHC Health Services, Inc., Project,
              Series 2002,
              5.000% 05/15/05.............................................      2,006
    2,000   VA Arlington County, Virginia Industrial Development Authority
              Hospital Facilities Revenue, Virginia Hospital Center
              Project, Series 2001,
              5.500% 07/01/05.............................................      2,015
    1,005   WI State Health and Educational Facilities Authority Revenue
              Gundersen Lutheran Hospital Project Series 2003 A
              Insured: FSA
              5.000% 02/15/07.............................................      1,041
                                                                             --------
                                                                               39,492
                                                                             --------

            NURSING HOMES -- 0.1%
    1,500   CO Health Facilities Authority Revenue, Evangelical Lutheran
              Series 2004 B,
              3.750% 06/01/34.............................................      1,478
                                                                             --------
                                                                                1,478
                                                                             --------
                                                                               42,509
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            HOUSING -- 2.3%
            MULTI-FAMILY -- 0.9%
$   3,330   GA Clayton County Georgia Housing Authority Multi-Family
              Housing Revenue Refunding, Tara Court II Apartments Project,
              Series 2001 Mandatory Put 12/01/11 @ 100
              4.350% 12/01/31.............................................   $  3,421
    4,800   MI State Housing Development Authority Rental Housing Revenue,
              Series 2000 B
              Insured: MBIA
              2.250% 04/01/24.............................................      4,800
                                                                             --------
                                                                                8,221
                                                                             --------

            SINGLE FAMILY -- 1.4%
   10,495   ID Housing and Finance Association Single Family Mortgage
              Project, Series 2002 B-1,
              LOC: Bayerische Landesbank Girozentrale,
              2.320% 07/01/33.............................................     10,495
    1,040   IL Chicago Illinois Single Family Mortgage Revenue, Series
              2001,
              Insured: FNMA
              2.370% 04/01/07.............................................      1,040
    2,000   OK Housing Development Authority Revenue Obligation Lease
              Purchase Program, Series 2000A
              5.100% 11/01/05.............................................      2,028
                                                                             --------
                                                                               13,563
                                                                             --------
                                                                               21,784
                                                                             --------

            INDUSTRIALS -- 6.1%
            CHEMICALS -- 0.2%
    2,440   TX Red River Authority Texas Pollution Control Revenue
              Refunding Hoechst Celanese Corporation Project, Series 1994,
              5.200% 05/01/07.............................................      2,458
                                                                             --------
                                                                                2,458
                                                                             --------

            FOREST PRODUCTS & PAPER -- 2.8%
    2,000   AL Butler Alabama Industrial Development Board Pollution
              Control Revenue Refunding, James River Project, Series 1993,
              5.500% 12/01/05.............................................      2,016
    7,000   GA Richmond County Development Authority Industrial
              Development Revenue Refunding, Archer Daniels Midland
              Project, Series 1993,
              5.300% 05/01/05.............................................      7,017
    1,900   ME Baileyville Maine Pollution Control Revenue,
              Georgia-Pacific Corporation Project, Series 1998,
              4.750% 06/01/05.............................................      1,903

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 106

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            FOREST PRODUCTS & PAPER -- (CONTINUED)
$   2,830   SC Jobs Economic Development Revenue, Shannon Forest Project,
              Series 2003,
              2.270% 04/01/23.............................................   $  2,830
    7,750   SC Richland County South Carolina Environmental Improvement
              Revenue Refunding, International Paper Co. Project, Series
              2002 A
              4.250% 10/01/07.............................................      7,910
    5,000   WI Kaukauna Wisconsin Pollution Control Revenue Refunding
              International Paper Project, Series 1997 A,
              5.150% 07/01/06.............................................      5,120
                                                                             --------
                                                                               26,796
                                                                             --------

            MANUFACTURING -- 0.8%
    2,300   GA De Kalb County Georgia Development Authority Industrial
              Development Revenue Rock-Tenn Converting Company Project,
              Series 1995,
              LOC: SunTrust Bank, Atlanta
              2.340% 04/01/10.............................................      2,300
    2,000   GA Gwinnett County, Georgia Development Authority Industrial
              Development Revenue, Maltese Signs, Inc. Project Series
              2000, AMT, LOC: SunTrust Bank
              2.390% 02/01/15.............................................      2,000
            SC Jobs Economic Development Authority, Valley Proteins, Inc.
              Project, Series 1995,
      510     2.340% 04/01/10.............................................        510
    1,760     2.340% 09/01/10.............................................      1,760
    1,030     Series 1998
              2.440% 09/01/19.............................................      1,030
                                                                             --------
                                                                                7,600
                                                                             --------

            OIL & GAS -- 2.3%
    5,000   LA Calcasieu Parish Louisiana Industrial Development Board
              Pollution Control Revenue Occidental Petroleum Project,
              Series 2001,
              4.800% 12/01/06.............................................      5,122
    1,000   LA State Offshore Term Authority Deepwater Port Revenue
              Refunding Loop LLC Project, Series 2003, Mandatory Put
              09/01/08 @ 100
              4.000% 09/01/23.............................................      1,009
    3,800   PA Philadelphia Pennsylvania Industrial Development Authority,
              IDR Refunding Ashland Oil Inc. Project, Series 1993,
              5.700% 06/01/05.............................................      3,817

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            OIL & GAS -- (CONTINUED)
$   4,000   TX Gulf Coast Waste Disposal Authority Environmental Facility
              Revenue Refunding, Occidental Chemical Corporation Project,
              Series 2001,
              4.200% 11/01/06.............................................   $  4,087
    8,350   WY Uinta County Wyoming Pollution Control Revenue Amoco
              Project Remarketing 12/01/03,
              2.250% 07/01/26.............................................      8,188
                                                                             --------
                                                                               22,223
                                                                             --------
                                                                               59,077
                                                                             --------

            OTHER -- 3.3%
            POOL/BOND BANK -- 0.5%
      845   AK Municipal Bond Bank Authority Revenue, AMT, Series 2003 A
              Insured: MBIA
              3.500% 12/01/05.............................................        851
    1,900   MI Municipal Bond Authority Revenue, Clean Water Revolving
              Fund, Series 2001,
              5.000% 10/01/08.............................................      2,021
    1,615   WI State Clean Water Revenue, Series 1,
              4.500% 06/01/06.............................................      1,648
                                                                             --------
                                                                                4,520
                                                                             --------

            REFUNDED/ESCROWED(b) -- 2.6%
    2,010   AZ Maricopa County Arizona Unified High School District Number
              210 Phoenix GO Unrefunded Balance, Series 2009 Pre-refunded
              07/01/06,
              5.000% 07/01/09.............................................      2,087
    2,000   FL Jacksonville Florida Sales Tax Revenue River City
              Renaissance Project, Series 1995
              Insured: FGIC Pre-refunded 10/01/05,
              5.375% 10/01/18.............................................      2,049
    5,075   PA Chester County Pennsylvania GO Refunding Series 1995B,
              Pre-refunded 11/15/05,
              5.625% 11/15/16.............................................      5,175
      355   TX Austin Texas Airport System Revenue Series 1995 Insured:
              MBIA Pre-refunded 11/15/05,
              5.500% 11/15/06.............................................        368
    2,830   TX Austin Texas, GO, Series 1995
              Pre-refunded 09/01/05
              5.500% 09/01/12.............................................      2,867
    4,920   TX Dallas Texas Independent School District GO Series 1995
              Insured: PSFG
              Pre-refunded 08/15/05,
              5.750% 08/15/13.............................................      4,982

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            REFUNDED/ESCROWED(b) -- (CONTINUED)
$   6,445   TX Keller Texas Independent School District GO Series 1993
              Insured: PSFG
              Pre-refunded 02/15/06,
              5.500% 08/15/13.............................................   $  6,608
    1,145   TX Midlothian Texas Independent School District GO Series 1995
              Insured: PSFG
              Pre-refunded 02/15/07,
              (a) 02/15/07................................................      1,084
                                                                             --------
                                                                               25,220
                                                                             --------

            TOBACCO -- 0.2%
    2,000   AL 21st Century Authority Settlement Revenue
              5.250% 12/01/07.............................................      2,081
                                                                             --------
                                                                                2,081
                                                                             --------
                                                                               31,821
                                                                             --------
            OTHER REVENUE -- 0.3%
            RECREATION -- 0.3%
    2,500   GA George L. Smith II World Congress Center Authority Revenue
              Refunding Domed Stadium Project, Series 2000, AMT
              Insured: MBIA
              6.000% 07/01/05.............................................      2,522
                                                                             --------
                                                                                2,522
                                                                             --------
                                                                                2,522
                                                                             --------

            RESOURCE RECOVERY -- 2.6%
            DISPOSAL -- 1.3%
    3,500   AR State Development Finance Authority Facilities Revenue,
              Waste Management, Inc., Project, Series 2001, AMT
              Mandatory Put 08/01/04 @ 100,
              2.850% 08/01/21.............................................      3,495
    1,450   FL Broward County Florida Solid Waste System Revenue
              Refunding, Series 2003 B,
              4.000% 07/01/06.............................................      1,474
    2,000   SC Jobs Economic Development Authority Economic Development
              Revenue Refunding, Republic Services, Inc., Project Series
              2004, AMT
              3.250% 04/01/34.............................................      1,980
    5,500   SC Jobs Economic Development Authority Economic Development
              Revenue Waste Management South Carolina Inc., Project,
              Series 2001 AMT, Mandatory Put 11/01/04
              3.300% 11/01/16.............................................      5,444
                                                                             --------
                                                                               12,393
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            RESOURCE RECOVERY -- 1.3%
$   2,000   MI State Strategic Fund Solid Waste Disposal Revenue
              Refunding, Waste Management Project, Series 2002 Mandatory
              Put 12/01/05 @ 100,
              4.200% 12/01/12.............................................   $  2,011
    3,000   MS Business Finance Corporation Mississippi Solid Waste
              Disposal Revenue, Waste Management, Inc.,
              3.350% 03/01/29.............................................      2,902
    3,650   NY State Environmental Facilities Corporation Solid Waste
              Disposal Revenue, Waste Management Project, Series 2002 A,
              2.900% 05/01/12.............................................      3,622
    4,000   VA Fairfax County Virginia Economic Development Authority
              Resource Recovery Revenue Refunding, Series 1998 A, AMT
              Insured: AMBAC
              5.950% 02/01/07.............................................      4,201
                                                                             --------
                                                                               12,736
                                                                             --------
                                                                               25,129
                                                                             --------

            TAX-BACKED -- 39.3%
            LOCAL APPROPRIATED -- 1.7%
    2,000   GA Dalton Georgia Building Authority Revenue, Series 2001,
              5.000% 07/01/05.............................................      2,013
    2,000   IL Chicago Illinois Public Building Commission Building
              Revenue, Series 1999 A
              Insured: FGIC
              5.500% 02/01/06.............................................      2,047
    1,000   NC Charlotte North Carolina Certificates of Participation,
              Equipment Acquisition Project, Series 2003 C,
              5.000% 03/01/07.............................................      1,039
            NC Fayetteville North Carolina Installment Payment Revenue,
              Municipal Building Project, Series 2005
              Insured: MBIA
    1,240     4.000% 02/01/07.............................................      1,265
    1,465     4.000% 02/01/08.............................................      1,503
    1,285   NC Lincoln County North Carolina Lease Revenue, Series 2003
              Insured: FSA
              4.500% 06/01/07.............................................      1,327
    1,125   NC Rutherford County North Carolina Certificates of
              Participation, Series 2002
              Insured: AMBAC
              4.500% 09/01/06.............................................      1,152
    1,920   NC Winston Salem North Carolina Risk Acceptance Management
              Corporation Certificates of Participation, Series 1988,
              2.270% 07/01/09.............................................      1,920

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 108

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            LOCAL APPROPRIATED -- (CONTINUED)
$   4,345   VA Loudoun County Virginia Industrial Development Authority
              Public Safety Facility Lease Revenue, Series 2003 B,
              5.000% 12/15/08.............................................   $  4,498
                                                                             --------
                                                                               16,764
                                                                             --------

            LOCAL GENERAL OBLIGATIONS -- 15.5%
    4,890   AK Anchorage Alaska GO Series 2002 A
              Insured: MBIA
              4.000% 06/01/06.............................................      4,963
            AK North Slope Borough Alaska GO
   10,700     Series 1996,
              Insured: MBIA
              (a) 06/30/07................................................      9,982
    1,500     Series 2000 B
              Insured: MBIA
              (a) 06/30/06................................................      1,449
    1,500     Series 2001 A
              Insured: MBIA
              (a) 06/30/07................................................      1,399
    2,100   AL Hoover Alabama, GO, Series 2003 Insured: MBIA
              5.000% 03/01/08.............................................      2,214
    1,000   AL Huntsville Alabama, GO, Refunding Series 2002 F,
              4.000% 08/01/05.............................................      1,005
    1,030   AZ Maricopa County Arizona School District Number 014,
              Creighton Unrefunded Balance School Improvement Project C,
              Insured: FGIC
              7.875% 07/01/06.............................................      1,094
    2,925   AZ Maricopa County Arizona Unified School District Number 97,
              GO, Refunding, Series 2003 Insured: FGIC
              5.000% 07/01/07.............................................      3,058
    5,225   AZ Phoenix Arizona, GO, Refunding Series 1993 A,
              5.300% 07/01/06.............................................      5,393
    1,000   CO Denver Colorado City And County Colorado Board Water
              Commission Refunding Revenue, Series 2001 B,
              5.000% 09/01/06.............................................      1,031
            GA Coweta County
    2,000     School District GO, Series 2002,
              5.000% 08/01/07.............................................      2,094
    1,200     School District Sales Tax, GO, Series 2002,
              4.000% 08/01/07.............................................      1,230
    2,600   GA Fayette County Georgia School District, GO, Series 2001,
              5.250% 03/01/09.............................................      2,794
    3,000   GA Houston County School District, GO, Series 2002,
              4.000% 09/01/06.............................................      3,053
    6,000   GA Richmond County, GO, Board of Education, Series 2002,
              5.000% 11/01/05.............................................      6,088

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            LOCAL GENERAL OBLIGATIONS -- (CONTINUED)
$   1,000   IA Des Moines Iowa GO Refunding, Series 1996 F,
              5.000% 06/01/06.............................................   $  1,005
    2,000   IL Chicago Illinois Metropolitan Water Reclamation District,
              Greater Chicago Capital Improvement Bonds, Series 2002 D,
              5.000% 12/01/07.............................................      2,103
    5,000   IL Chicago Illinois Capital Appreciation-Central Loop Project
              Refunding GO, Series 2003 A Insured: XLCA
              (a) 12/01/08................................................      4,418
    2,300   IL Chicago
              LOC: State Street Bank & Trust Co.,
              2.200% 01/27/06.............................................      2,294
            IL Cook County GO Refunding,
    1,885     High School District Number 209 Proviso Township GO, Series
              2004 Insured: FSA
              (a) 12/01/09................................................      1,729
    4,545     Series 2003 B Insured: MBIA
              5.000% 11/15/07.............................................      4,775
    5,580     Township High School District Number 211 Palatine and
              Schaumb GO, Series 2001,
              5.000% 12/01/05.............................................      5,672
    1,400   IL Evanston Illinois GO Refunding, Series 2002 C,
              5.000% 01/01/06.............................................      1,425
    1,000   IL Schaumberg Illinois GO, Series 2002 A,
              5.000% 01/01/07.............................................      1,037
    7,110   LA New Orleans Louisiana Public Improvement GO, Series 1997 A
              Insured: AMBAC
              (a) 09/01/07................................................      6,601
    5,160   MA Boston Massachusetts GO Refunding, Series 2002 C,
              5.000% 02/01/08.............................................      5,442
    3,450   MD Baltimore Maryland Refunding and Consolidated Public
              Improvement GO, Series 2003 A Insured: FSA
              2.050% 10/15/20.............................................      3,450
    1,520   MN Lake Superior Minnesota Independent School District Number
              381 GO, Series 2002 A
              Insured: FSA
              5.000% 04/01/09.............................................      1,624
    2,200   MN Minneapolis Minnesota GO Convention Center, Series 2002,
              4.000% 12/01/07.............................................      2,264
    1,300   NC Guilford County North Carolina GO, Series 2004 C,
              4.000% 10/01/20.............................................      1,331
    3,000   NJ Essex County New Jersey GO Refunding, Series 1996 A-1
              Insured: FGIC
              6.000% 11/15/07.............................................      3,231

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            LOCAL GENERAL OBLIGATIONS -- (CONTINUED)
$   3,300   NV Clark County Nevada School District GO Refunding, Series
              1996 Insured: FGIC
              4.750% 06/15/09.............................................   $  3,405
    1,035   NV Henderson Nevada GO Refunding, Series 2001,
              4.000% 06/01/05.............................................      1,038
    2,000   NV Las Vegas Nevada GO Refunding Series 2002 B,
              4.000% 01/01/08.............................................      2,050
    1,500   OK Tulsa Oklahoma, GO Series 2001
              4.250% 03/01/09.............................................      1,557
    6,600   PA Berks County
              Insured: MBIA
              2.260% 11/01/23.............................................      6,600
    3,000   PA Philadelphia Pennsylvania School District GO Refunding,
              Series 1998B Insured: MBIA
              5.000% 10/01/06.............................................      3,099
    1,335   TN Franklin Tennessee Special School District GO Refunding,
              Series 2002
              4.500% 06/01/06.............................................      1,363
    1,125   TN Maury County Tennessee, GO Series 2004A
              Insured: MBIA
              4.000% 04/01/08.............................................      1,156
    2,700   TN Metropolitan Government Nashville and Davidson County GO,
              Series 2004
              5.000% 11/15/07.............................................      2,842
    3,000   TX Austin Texas, GO Series 2001
              5.250% 09/01/08.............................................      3,207
    4,110   TX Austin Texas GO Refunding,
              5.250% 09/01/08.............................................      4,394
    1,555   TX Carrollton Texas Farmers Branch Independent School
              (a) 02/15/07................................................      1,467
    1,245   TX Carrollton Texas Farmers Branch Independent School
              District, GO Series 2000
              Insured: PSFG
              5.000% 02/15/07.............................................      1,292
    1,330   TX Fort Bend Texas Independent School District GO Series 2002
              Insured: PSFG
              5.000% 08/15/07.............................................      1,392
    1,725   TX Socorro Texas Independent School District GO Refunding
              Series 2002 Insured: PSFG
              5.000% 08/15/06.............................................      1,777
    2,000   TX Tarrant County Texas GO Refunding Series 2004,
              4.000% 07/15/09.............................................      2,060
    4,220   WA King County Washington School District Number 408, Auburn
              GO Series 1992 A,
              6.375% 12/01/06.............................................      4,381
    2,605   WA Seattle Washington GO, Series 2001,
              4.000% 08/01/05.............................................      2,619

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            LOCAL GENERAL OBLIGATIONS -- (CONTINUED)
            WI Milwaukee Wisconsin GO Refunding
$   2,080     Series 2002 W
              Insured: FSA
              4.500% 03/15/09.............................................   $  2,178
    2,070     Series 2002
              5.000% 09/01/07.............................................      2,169
    1,695   WI Oshkosh Wisconsin Area School District GO Refunding, Series
              1996 B
              Insured: MBIA
              4.900% 03/01/06.............................................      1,730
    2,300   WY Campbell County Wyoming School District Number
              001-Gillette, GO Series 1996,
              5.550% 06/01/06.............................................      2,373
                                                                             --------
                                                                              149,397
                                                                             --------

            SPECIAL NON-PROPERTY TAX -- 6.4%
    1,000   AL State Public School And College Authority Revenue, Series
              1996 Insured: MBIA
              5.250% 11/01/05.............................................      1,016
    6,250   AZ State Transportation Board Excise Tax Revenue Maricopa
              County Regional Area Road Fund Project, Series 2002,
              5.000% 12/15/05.............................................      6,360
    1,370   AZ State Transportation Board Highway Revenue Refunding,
              Series 1993 A,
              5.000% 07/01/09.............................................      1,465
    2,370   CO Regional Transportation District Sales Tax Revenue
              Refunding Series 2003 A
              Insured: FSA
              5.000% 11/01/07.............................................      2,491
    2,000   CT State Special Tax Obligation Revenue Refunding
              Transportation Infrastructure Project Series 1993 A,
              5.375% 09/01/08.............................................      2,147
    5,000   FL Jea Florida St. Johns River Power Park Systems Revenue
              Refunding, Series 2002,
              5.000% 10/01/06.............................................      5,165
    4,250   FL Pinellas County Capital Improvement Revenue, Series 2000
              4.500% 01/01/06.............................................      4,312
    3,000   FL Tampa Florida Utility Tax and Special Revenue Refunding,
              Series 2001
              Insured: AMBAC
              6.000% 10/01/05.............................................      3,053
    1,260   IL Broadview Illinois Tax Increment Revenue, Series 1999,
              4.750% 07/01/05.............................................      1,264
    3,680   MD State Economic Development Corporation Lease Revenue
              Aviation Administration Facilities, Series 2003
              Insured: FSA
              5.000% 06/01/07.............................................      3,830

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 110

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            SPECIAL NON-PROPERTY TAX -- (CONTINUED)
$   2,000   MI State Trunk Line Capital Appreciation Revenue, Series 1992
              A Insured: AMBAC
              (a) 10/01/05................................................   $  1,976
            NM State Severance Tax Revenue Series 2002,
    3,500     4.500% 07/01/05.............................................      3,519
    5,000     5.000% 07/01/07.............................................      5,224
            NV State Highway Improvement Revenue Motor Vehicle Fuel Tax,
              Series 2000 A,
    3,250     5.000% 12/01/06.............................................      3,366
    7,000     5.000% 12/01/08.............................................      7,442
    4,325     Series 2003
              Insured: MBIA
              5.000% 12/01/07.............................................      4,547
    2,000   NY City New York Transitional Finance Authority Revenue
              Refunding, Future Tax Secondary Project, Series 2002 A,
              5.000% 11/01/05.............................................      2,030
    1,000   NY State Urban Development Corporation Revenue Personal Income
              Tax, Series 2002 D,
              Insured: FSA
              5.000% 12/15/07.............................................      1,054
    1,100   SD Rapid City South Dakota Sales Tax Revenue Refunding, Series
              2002 Insured: AMBAC
              5.500% 06/01/05.............................................      1,106
                                                                             --------
                                                                               61,367
                                                                             --------

            SPECIAL PROPERTY TAX -- 0.7%
    6,185   GA De Kalb County Georgia Special Recreation Tax District GO,
              Series 2001,
              5.000% 12/01/06.............................................      6,418
                                                                             --------
                                                                                6,418
                                                                             --------

            STATE APPROPRIATED -- 5.6%
    3,085   AL Montgomery Alabama Downtown Redevelopment Authority Lease
              Revenue Refunding, State of Alabama Project, Series 2002
              Insured: MBIA
              5.000% 10/01/07.............................................      3,236
    1,550   IN State Office Building Commission Facilities Revenue,
              Indiana State Museum Facility, Series 2003 Insured: MBIA
              5.000% 07/01/07.............................................      1,619
    2,250   KY Asset/Liability Commission General Fund Revenue Refunding,
              Series 2003 A
              Insured: AMBAC
              5.000% 07/15/10.............................................      2,421

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            STATE APPROPRIATED -- (CONTINUED)
$   1,945   KY State Property and Buildings Community Revenue Refunding,
              Number 74 Project, Series 2002 Insured: FSA
              5.000% 08/01/05.............................................   $  1,962
    5,765   MO State Board of Public State Office Buildings Special
              Obligation Revenue Refunding, Series 2001 B,
              4.000% 12/01/05.............................................      5,824
    2,070   NC Infrastructure Finance Corporation Lease Purchase Revenue,
              Correctional Facilities Project, Series 2003,
              5.000% 10/01/06.............................................      2,138
    4,000   OH State Building Authority Revenue, Arts Facilities Building
              Project Series 1996
              5.000% 10/01/06.............................................      4,132
   10,000   OH State Higher Educational Capital Facilities Revenue, Series
              2002A-II
              5.000% 12/01/07.............................................     10,525
    5,000   OH State Public Facilities Commission Revenue Higher Education
              Capital Facilities, Project Series 1996 II-A Insured: MBIA
              4.375% 11/01/05.............................................      5,056
    6,000   OK State Capital Improvement Authority State Highway Capital
              Improvement Revenue Insured: MBIA
              5.000% 12/01/09.............................................      6,439
    5,635   VA Commonwealth Transportation Board Federal Highway
              Reimbursement Notes Revenue Series 2002,
              4.000% 10/01/05.............................................      5,680
    1,730   VA Port Authority Commonwealth Revenue, Series 1996, AMT,
              5.750% 07/01/05.............................................      1,745
            VA Port Authority Port Facility Revenue, Series 2003
              Insured: MBIA
    1,120     4.000% 07/01/09.............................................      1,144
    1,015     5.000% 07/01/07.............................................      1,058
    1,065   VA Port Authority Port Facility Revenue Series 2003
              Insured: MBIA
              5.000% 07/01/08.............................................      1,123
                                                                             --------
                                                                               54,102
                                                                             --------

            STATE GENERAL OBLIGATIONS -- 9.4%
            FL State Board of Education GO,
    2,195     Series 2003 D,
              5.000% 06/01/07.............................................      2,292
    2,000     Series 2003 I,
              5.000% 06/01/08.............................................      2,117
    2,500   HI State GO Refunding, Series 2002 CY
              Insured: FSA
              5.250% 02/01/07.............................................      2,605

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            STATE GENERAL OBLIGATIONS -- (CONTINUED)
            IL State GO Refunding,
$   5,205     Series 2001
              Insured: FSA
              5.250% 10/01/06.............................................   $  5,395
              GO, Series 2001,
    1,500     5.000% 04/01/05.............................................      1,500
    4,500     5.000% 11/01/05.............................................      4,566
    1,680     5.000% 05/01/07.............................................      1,750
    5,000   LA State GO Refunding, Series 2005 A Insured: MBIA
              5.000% 08/01/08.............................................      5,304
            MS State Gaming County Highway Improvements GO
    6,750     Series 2001 B,
              5.000% 10/01/06.............................................      6,975
    2,000     Refunding, Series 1996,
              5.100% 12/01/09.............................................      2,070
    2,265     Series 2002,
              5.500% 11/01/05.............................................      2,305
    2,000   NC State School Improvement GO Series 1998 A,
              4.750% 04/01/11.............................................      2,108
    5,915   NM State GO Refunding Series 2001 B,
              5.000% 09/01/06.............................................      6,102
            OR State Pension GO
    2,055     3.312% 06/01/07.............................................      2,016
    2,000     3.742% 06/01/08.............................................      1,960
    2,270   PA State First Series
              5.000% 01/15/09.............................................      2,417
    7,375   PR Commonwealth of Puerto Rico, Public Improvement Refunding
              GO, Series 2003C
              5.000% 07/01/18.............................................      7,723
            PR Public Buildings Authority Revenue Guaranteed Government
              Facilities
    6,470     Series 2002C,
              5.250% 07/01/08.............................................      6,866
    3,000     Series 2004K,
              4.500% 07/01/22.............................................      3,086
    5,000   TX State GO Refunding, Series 1992 A,
              8.000% 10/01/07.............................................      5,600
    1,000   TX State Public Finance Authority GO Refunding, Series 1997,
              5.250% 10/01/09.............................................      1,057
    1,500   WA State GO Refunding Series 2002 R-A,
              5.000% 09/01/06.............................................      1,547
            WA State GO
    5,000     Series 2001 R-A,
              5.250% 09/01/05.............................................      5,059
    3,655     Series 2001 B,
              5.000% 09/01/06.............................................      3,769
            WI State GO Refunding
    2,250     Series 1993,
              4.900% 11/01/06.............................................      2,324
    2,000     Series 1998,
              5.000% 05/01/05.............................................      2,004
                                                                             --------
                                                                               90,517
                                                                             --------
                                                                              378,565
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            TRANSPORTATION -- 12.4%
            AIR TRANSPORTATION -- 1.7%
$   2,000   OH Dayton Ohio Facilities Revenue Funding, Series 1993
              6.050% 10/01/09.............................................   $  2,198
    3,000   OH Dayton Ohio Special Facilities Revenue Refunding, Air
              Freight Corp. Project, Series 1993F
              6.050% 10/01/09.............................................      3,298
    2,575   OH Dayton, Special Facilities Revenue, Air Freight Corp.
              Project, Series 1988 D, AMT
              6.200% 10/01/09.............................................      2,839
    7,710   TN Memphis Shelby County Airport Authority Special Facilities
              Revenue, Federal Express Corp. Project, Refunding, Series
              2001,
              5.000% 09/01/09.............................................      8,241
                                                                             --------
                                                                               16,576
                                                                             --------

            AIRPORTS -- 5.8%
    2,275   CO Denver City and County Colorado Airport Revenue Refunding,
              Series 2001 D, AMT
              Insured: FSA
              5.000% 11/15/05.............................................      2,309
    1,000   CO Denver Colorado City And County Special Facilities Airport
              Revenue, Rental Car Project, Series 1999 A Insured: MBIA
              5.500% 01/01/08.............................................      1,054
    4,000   DC Metropolitan Washington District of Columbia Airports
              Authority Virginia General Airport Revenue, Series 1997 B
              Insured: FGIC
              6.000% 10/01/06.............................................      4,179
    4,000   FL Broward County Florida Airport Systems Revenue Refunding,
              Series 2003 K
              Insured: FGIC
              5.000% 10/01/07.............................................      4,191
    1,240   FL Greater Orlando Aviation Authority Airport Facilities
              Revenue Refunding, Series 2002 C, Insured: MBIA
              5.250% 10/01/07.............................................      1,307
            FL Hillsborough County Aviation Authority Revenue Refunding,
              Tampa International Airport Project, AMT, Series 2003 D
              Insured: MBIA
    1,795     4.000% 10/01/05.............................................      1,808
    1,870     5.000% 10/01/06.............................................      1,928
    7,305   FL Miami Dade County Aviation Revenue Refunding, Series 1998
              A, AMT
              Insured: FGIC
              5.250% 10/01/07.............................................      7,673

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 112

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            AIRPORTS -- (CONTINUED)
$   1,300   FL Miami-Dade County Florida Aviation Revenue, Miami
              International Airport Project, Series 2002
              Insured: MBIA
              5.000% 10/01/06.............................................   $  1,341
    2,870   FL Miami-Dade County Florida Aviation Revenue, Series
              2000-SG141, Societe Generale SPA Insured: FGIC
              2.310% 10/01/29.............................................      2,870
    3,975   GA Atlanta Georgia Airport Facilities Revenue Capital
              Appreciation, Series 1991
              Insured: MBIA
              (a) 01/01/10................................................      3,087
    9,815   HI State Airports System Revenue AMT
              Insured: FGIC
              5.000% 07/01/08.............................................     10,294
            OK Tulsa Oklahoma Airports Improvement Trust General Revenue
              Tulsa International Airport, AMT, Series 2004A Insured: FGIC
    1,165     5.000% 06/01/09.............................................      1,227
    1,220     5.000% 06/01/10.............................................      1,289
    1,405   TN Memphis-Shelby County Airport Authority Revenue Refunding,
              AMT, Series 2002 Insured: MBIA
              4.000% 11/15/05.............................................      1,417
    1,645   TX Austin Texas Airport System Revenue, Series 1995A Insured:
              MBIA
              5.500% 11/15/06.............................................      1,702
    5,265   TX Dallas-Forth Worth Texas International Airport Revenue,
              Series 2002 A
              Insured: MBIA
              5.500% 11/01/08.............................................      5,617
    2,750   WA Seattle Washington Port of Seattle Revenue, AMT, Series
              2001 B Insured: FGIC
              5.500% 04/01/08.............................................      2,917
                                                                             --------
                                                                               56,210
                                                                             --------

            PORTS -- 0.7%
            NY Port Authority New York and New Jersey Revenue Series 2004,
    1,300     4.000% 12/01/05.............................................      1,312
    1,400     4.000% 12/01/06.............................................      1,425
    1,600     4.000% 12/01/07.............................................      1,634
    1,900     4.000% 12/01/08.............................................      1,940
                                                                             --------
                                                                                6,311
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            TOLL FACILITIES -- 2.4%
$  14,895   CO Public Highway Authority Highway Revenue Series 1997 B
              Insured: MBIA
              (a) 09/01/07................................................   $ 13,807
    1,000   DE Transportation Authority Transportation System Revenue,
              Series 1998
              Insured: FGIC
              4.500% 07/01/09.............................................      1,048
    2,450   TX Dallas Texas Revenue Refunding, Series 2003 C
              Mandatory Put 07/01/05
              Insured: FSA
              5.000% 01/01/18.............................................      2,588
    5,000   TX Harris County Texas Toll Road, Series 2004 B-2
              Insured: FGIC
              5.000% 08/15/21.............................................      5,299
                                                                             --------
                                                                               22,742
                                                                             --------

            TRANSPORTATION -- 1.8%
            AR State GO, Series 2001 A,
    8,550     4.000% 08/01/05.............................................      8,597
    2,100     4.500% 08/01/06.............................................      2,149
    2,190   OH State Highway Revenue Major New State Infrastructure,
              Series 2002
              4.500% 06/15/06.............................................      2,237
    4,500   SC Transition Infrastructure Bank Revenue, Series 1998A
              Insured: MBIA
              5.000% 10/01/06.............................................      4,648
                                                                             --------
                                                                               17,631
                                                                             --------
                                                                              119,470
                                                                             --------

            UTILITIES -- 21.1%
            INVESTOR OWNED -- 9.9%
    3,000   AR Pope County Revenue Refunding Entergy Arkansas, Inc.,
              Project, Series 2001, AMT
              Mandatory Put 09/01/05 @ 100,
              5.050% 09/01/28.............................................      3,025
    7,000   FL Hillsborough County Industrial Development Authority
              Pollution Control Revenue Refunding, Tampa Electric Company
              Project, Series 1993
              Mandatory Put 08/01/07 @ 100,
              4.250% 11/01/20.............................................      7,084
    9,800   GA Burke County Development Authority Pollution Control
              Revenue, Oglethorpe Power Corp., Series 1993 A
              Insured: FGIC
              2.270% 01/01/16.............................................      9,800
    3,750   GA Monroe County Development Authority Pollution Control
              Revenue, Georgia Power Company Plant Scherer Project, Series
              2001 Mandatory Put 12/01/08 @ 100
              4.200% 01/01/12.............................................      3,854

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            INVESTOR OWNED -- (CONTINUED)
$  14,350   IL Development Finance Authority Pollution Control Revenue
              Refunding, Commonwealth Edison Company, Series 1996
              Insured: AMBAC
              4.400% 12/01/06.............................................   $ 14,680
            IN Rockport Indiana Pollution Control Revenue Refunding, AEP
              Generating Company Project
    1,500     Series 1995 A
              Mandatory Put 07/13/06 @ 100 Insured: AMBAC
              4.050% 07/01/25.............................................      1,524
    6,000     Series 1995 B
              Mandatory Put 07/13/06 @ 100
              4.050% 07/01/25.............................................      6,097
    3,000   IN Michigan Power Company Project Series 2003 C,
              2.625% 04/01/25.............................................      2,968
    9,000   KS Burlington Kansas Environmental Improvement Revenue
              Refunding, Power and Light Project, Series 1998 C Mandatory
              Put 10/01/07 @ 100
              4.750% 09/01/15.............................................      9,264
    3,000   NH State Business Finance Authority Pollution Control Revenue
              Refunding, United Illuminating Company Project, Series 1999A
              Mandatory Put 12/03/07 @ 100
              3.250% 12/01/29.............................................      2,997
   12,330   NM Farmington New Mexico Pollution Control Revenue Public
              Service Refunding, San Juan Project 2003 B,
              2.100% 04/01/33.............................................     12,183
    5,000   OH Hamilton County Local District Cooling Facilities Revenue,
              Trigen Cinergy
              4.600% 06/01/23.............................................      5,006
            TX Brazos River Authority Pollution Control Revenue Refunding,
              TXU Electric Co. Project Series 2001 B
              Mandatory Put 11/01/06 @ 100
    6,910     4.750% 05/01/29.............................................      7,087
    4,000     5.400% 04/01/30.............................................      4,100
    5,000   VA Louisa Virginia Industrial Development Authority Solid
              Waste & Sewage Disposal Revenue, Virginia Electric & Power
              Company Project, Series 2000 A,
              2.350% 09/01/30.............................................      4,894
    1,000   WV Putnam County West Virginia Pollution Control Revenue
              Refunding, Appalachian Power Company Project, Series 2003 E,
              2.800% 05/01/19.............................................        988
                                                                             --------
                                                                               95,551
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            JOINT POWER AUTHORITY -- 1.8%
$   2,400   AZ Electric Systems Revenue Refunding, Salt River Project
              Series 2002 D,
              5.000% 01/01/08.............................................   $  2,526
    5,000   CO Platte River Power Authority Power Revenue, Series 2003 FF,
              5.000% 06/01/06.............................................      5,130
    1,130   GA Municipal Electric Authority Power Revenue Unrefunded,
              Series 1998-W,
              6.400% 01/01/06.............................................      1,161
    5,000   NC Eastern Municipal Power Agency Power Systems Revenue
              Refunding Series 1993-B, Insured: MBIA
              7.000% 01/01/08.............................................      5,507
    3,000   NC Municipal Power Agency Number 1 Series 1992,
              Insured: MBIA
              7.250% 01/01/07.............................................      3,218
                                                                             --------
                                                                               17,542
                                                                             --------

            MUNICIPAL ELECTRIC -- 4.9%
    4,600   AK Anchorage Alaska Electric Utility Revenue Refunding, Senior
              Lien, Series 1999
              Insured: MBIA
              5.000% 06/01/06.............................................      4,720
    1,150   CA State Department of Water Resources Power Supply Revenue,
              Series 2002 A,
              5.500% 05/01/05.............................................      1,153
    5,000   FL Gainesville Florida Utilities System Revenue, Series 2003
              C,
              5.000% 10/01/08.............................................      5,315
    1,380   FL Kissimmee Florida Utility Authority Electric System Revenue
              Refunding, Series 2001
              Insured: AMBAC
              5.000% 10/01/06.............................................      1,427
    3,000   LA State Energy and Power Authority Revenue Refunding, Power
              Project, Series 2000
              Insured: FSA
              5.250% 01/01/06.............................................      3,059
    1,000   MO Sikeston Missouri Electric Revenue Refunding, Series 1992,
              6.100% 06/01/07.............................................      1,066
    3,000   PR Electric Power Authority Power Revenue, Series 2002
              5.000% 07/01/06.............................................      3,080
   10,000   TN Memphis Tennessee Electric System Revenue Subordinated,
              Series 2003A
              Insured: MBIA
              5.000% 12/01/09.............................................     10,701
    4,000   TX Austin Texas Utility System Revenue Refunding, Series 1992A
              Insured: MBIA
              6.000% 11/15/06.............................................      4,202

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 114

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            MUNICIPAL ELECTRIC -- (CONTINUED)
$   1,720   TX Austin, Texas Utilities System Revenue Refunding, Series
              1993A Insured: FGIC
              5.375% 05/15/05.............................................   $  1,726
    3,990   TX Sam Rayburn Texas Municipal Power Agency Taxable Revenue
              Refunding, Series 2002,
              5.600% 10/01/05.............................................      4,008
    3,265   TX Sam Rayburn Municipal Power Agency, Series 2002,
              5.000% 10/01/07.............................................      3,422
    2,000   WA Lewis County Washington Public Utilities District Number
              001 Revenue Refunding Series 2003,
              5.000% 10/01/06.............................................      2,065
    1,000   WA Seattle Washington Municipal Light and Power Revenue,
              Series 2001
              Insured: FSA
              5.250% 03/01/06.............................................      1,023
                                                                             --------
                                                                               46,967
                                                                             --------

            WATER & SEWER -- 4.5%
            AL Birmingham Alabama Waterworks and Sewer Board Water and
              Sewer Revenue, Series 2004 B Insured: FGIC
    1,110     2.880% 01/01/07.............................................      1,084
    1,145     3.420% 01/01/08.............................................      1,113
    1,185     3.890% 01/01/09.............................................      1,153
    5,000   AL Jefferson County Alabama Sewer Revenue, Series 2003 C-10
              Insured: FSA
              2.250% 02/01/42.............................................      5,000
    3,775   FL Jea Florida Water and Sewer Revenue, Series 2002 B,
              Insured: FSA
              5.250% 10/01/07.............................................      3,984
    1,585   IN Fort Wayne Indiana Sewer Works Improvements Revenue
              Refunding, Series 2002 B
              Insured: AMBAC
              5.000% 08/01/06.............................................      1,631
    1,100   KS Johnson County Kansas Water District Number 001 Water
              Revenue Series 1996 A,
              5.250% 12/01/06.............................................      1,145
    1,260   NJ Economic Development Authority Revenue New Jersey Port
              District Project Revenue
              Insured: AMBAC
              7.100% 02/15/07.............................................      1,328

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            WATER & SEWER -- (CONTINUED)
$   1,175     New Jersey Port District Project, Insured: AMBAC
              7.050% 02/15/06.............................................   $  1,208
    1,445     New Jersey Port District Revenue, Insured: AMBAC
              7.150% 02/15/09.............................................      1,580
    5,000   PA Philadelphia Pennsylvania Water and Wastewater Revenue
              Refunding, Insured: MBIA
              5.500% 06/15/06.............................................      5,165
    1,000   SC York County South Carolina Pollution Control Revenue,
              Series 2000B-1
              2.100% 09/15/24.............................................      1,000
    3,000   TX Austin Texas Water and Waste Water System Revenue
              Refunding, Series 2001A&B
              Insured: FSA
              6.500% 05/15/05.............................................      3,015
            TX Corpus Christi Texas Utilities System Revenue Refunding,
    1,000     Series 2002 Insured: FSA
              4.000% 07/15/07.............................................      1,023
    1,000     Series 1999 Insured: FSA
              5.000% 07/15/07.............................................      1,044
    1,000   TX Dallas Texas Waterworks and Sewer System Revenue Refunding,
              Series 2001,
              5.000% 10/01/06.............................................      1,032
            TX Houston Texas Water and Sewer Systems Revenue Refunding,
              Series 1991 C
              Insured: AMBAC
    6,485     (a) 12/01/06................................................      6,178
    2,400     (a) 12/01/08................................................      2,122
    1,000   TX San Antonio Texas Water System Revenue Series 2002 A
              Insured: FSA
              5.000% 05/15/06.............................................      1,025
            WI Appleton Wisconsin Waterworks Revenue Refunding, Series
              2001 Insured: FGIC
    4,375     4.000% 01/01/07.............................................      1,402
    1,000     4.000% 01/01/08.............................................      1,026
                                                                             --------
                                                                               43,258
                                                                             --------
                                                                              203,318
                                                                             --------
            TOTAL MUNICIPAL BONDS
              (Cost of $955,698)..........................................    954,030
                                                                             --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            INVESTMENT MANAGEMENT COMPANY -- 0.1%
1,014,000   Nations Tax-Exempt Reserves,
              Capital Class(c) (Cost of $1,014)...........................   $  1,014
                                                                             --------
            TOTAL INVESTMENTS
              (Cost of $956,712)(d).............................      99.2%   955,044
                                                                             --------
            OTHER ASSETS & LIABILITIES, NET.....................       0.8%     7,776
                                                                             --------
            NET ASSETS..........................................     100.0%  $962,820
                                                                             ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a) Zero coupon bond.

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d) Cost for federal income tax purposes is $956,548.

ACRONYM  NAME
-------  ----
AMBAC    Ambac Assurance Corp.
AMT      Alternative Minimum Tax
FGIC     Financial Guaranty Insurance Co.
FHLMC    Federal Home Loan Mortgage Corp.
FNMA     Federal National Mortgage Association
FSA      Financial Security Assurance, Inc.
GNMA     Government National Mortgage Association
GO       General Obligation
GTD      Guaranteed
IDR      Industrial Development Revenue
LOC      Letter of Credit/Line of Credit
MBIA     MBIA Insurance Corp.
PSFG     Permanent School Fund Guaranteed
SPA      Stand-by Purchase Agreement
XLCA     XL Capital Assurance

At March 31, 2005, the Fund held investments in the following:

                                                  % OF
HOLDINGS BY REVENUE SOURCE                     NET ASSETS
----------------------------------------------------------
Tax-backed..................................          39.3%
Utilities...................................          21.1
Transportation..............................          12.4
Education...................................           7.3
Industrials.................................           6.1
Health care.................................           4.4
Other.......................................           3.3
Resource recovery...........................           2.6
Housing.....................................           2.3
Other revenue...............................           0.3
Investment management company...............           0.1
Other assets and liabilities, net...........           0.8
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 116

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              MUNICIPAL BONDS -- 95.7%
              EDUCATION -- 3.4%
              EDUCATION -- 2.1%
              DC Revenue, Georgetown University Project, Series
                1988C, Insured: MBIA,
$     1,375     4.850% 04/01/09...................................   $    1,450
      3,050     5.050% 04/01/11...................................        3,227
              IL Finance Authority Revenue, DePaul University,
                Refunding, Series 2004A,
      2,000     5.375% 10/01/18...................................        2,155
      1,000     5.375% 10/01/17...................................        1,080
      1,670   IL University Housing and Auxiliary Facilities
                Systems Revenue, Series 1996, Insured: MBIA,
                5.000% 10/01/07...................................        1,750
              IN Ivy Tech State College Revenue, Series 1997E,
                Insured: AMBAC,
      1,035     5.000% 07/01/07...................................        1,077
      1,000     5.050% 07/01/09...................................        1,051
              IN University Revenue, Series 1998L,
      1,520     5.000% 08/01/09...................................        1,610
      2,510     5.000% 08/01/10...................................        2,656
      1,000   MA State Industrial Finance Agency Revenue, Babson
                College Issue Project, Series 1998A, Insured:
                MBIA,
                5.000% 10/01/18...................................        1,049
              MS State University Educational Building Corp.
                Revenue, Series 1998,: Insured: MBIA,
      1,000     5.250% 08/01/12...................................        1,076
      1,000     5.250% 08/01/13...................................        1,076
      1,000   TN Metropolitan Government, Nashville and Davidson
                County, Health and Educational Facilities Board
                Improvement Revenue, Meharry Medical College
                Project, Refunding, Series 1996, Insured: AMBAC,
                6.000% 12/01/08...................................        1,098
      2,190   TX Fort Worth, Higher Education Financial
                Corporation, Higher Education Revenue, Texas
                Christian University Project, Series 1997,
                5.000% 03/15/17...................................        2,270
      2,000   TX Southwest Higher Education Authority Inc.
                Revenue, Southern Methodist University Project,
                Series 1995, Insured: FSA,
                5.125% 10/01/16...................................        2,078
              TX University Revenue, Refunding,
      7,600     Series 2003B,
                5.250% 08/15/12...................................        8,327
      2,000     Series 2004B,
                5.250% 08/15/16...................................        2,207
                                                                     ----------
                                                                         35,237
                                                                     ----------

 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              STUDENT LOAN -- 1.3%
$     1,250   AK Student Loan Corp. Revenue, Series 1997A, AMT,
                Insured: AMBAC,
                5.200% 07/01/06...................................   $    1,286
      1,500   AZ Educational Loan Marketing Corp. Revenue, Series
                1993,
                6.300% 12/01/08...................................        1,516
      9,650   IA Student Loan Liquidity Corp. Student Loan
                Revenue, Refunding, Series 1998J, AMT, Insured:
                AMBAC,
                4.800% 06/01/09...................................       10,044
      2,050   MA Educational Financing Authority Education Loan
                Revenue, Refunding, Series 1999A, Insured: AMBAC,
                4.100% 07/01/05...................................        2,057
      2,210   MA Educational Financing Authority Educational Loan
                Revenue, Refunding, Series 1999A, AMT, Insured:
                AMBAC,
                4.750% 07/01/11...................................        2,224
      1,825   MA Educational Financing Authority Revenue, Series
                1998C, Insured: MBIA,
                4.700% 12/01/09...................................        1,845
      2,500   UT State Student Loan Revenue, Series 1995N, AMT,
                Insured: AMBAC,
                5.900% 11/01/07...................................        2,584
                                                                     ----------
                                                                         21,556
                                                                     ----------
                                                                         56,793
                                                                     ----------
              HEALTH CARE -- 7.7%
              HOSPITALS -- 7.7%
      2,500   AL Birmingham Baptist Medical Centers Special Care
                Facilities Financing Authority Revenue, Baptist
                Medical Centers Project, Refunding, Series 1993A,
                Insured: MBIA,
                5.500% 08/15/05...................................        2,506
      5,500   CA Statewide Communities Development Authority
                Revenue, Certificates of Participation Series
                1993,
                5.400% 11/01/15...................................        5,534
      1,630   CO Denver Health and Hospital Authority Healthcare
                Revenue, Series 2001A,
                6.000% 12/01/23...................................        1,693
      4,075   FL North Broward Hospital District Revenue,
                Refunding, Series 1997, Insured: MBIA,
                5.250% 01/15/11...................................        4,251
              FL Tampa Health Systems Revenue, Catholic Health
                East Project, Series 1998A-1, Insured: MBIA,
      6,000     5.500% 11/15/14...................................        6,675
      6,080     5.500% 11/15/13...................................        6,735

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              HOSPITALS -- (CONTINUED)
$     5,000   KS Wichita Hospital Revenue, Refunding, Series
                2001III,
                6.250% 11/15/18...................................   $    5,539
      5,000   NC Care Community Hospital Revenue, Duke University
                Hospital Project, Series 1996C, Insured: MBIA,
                5.250% 06/01/26...................................        5,044
      4,000   NC Medical Care Commission Health Care Facilities
                Revenue, Carolina Medicorp Inc. Project, Series
                1996,
                5.125% 05/01/16...................................        4,124
      3,505   NC Medical Care Community Healthcare Revenue, Series
                2003A,
                5.000% 11/01/11...................................        3,741
              NC Medical Care Commission Hospital Revenue, Pitt
                County Memorial Hospital Project,
      3,135     Series 1998A,
                4.400% 12/01/08...................................        3,254
      3,000     Series 1998B,
                5.000% 12/01/18...................................        3,093
              OH Lorain County Hospital Revenue, Catholic
                Healthcare Partnerships Project, Series 2001A,
      3,000     5.625% 10/01/16...................................        3,216
      3,000     5.625% 10/01/15...................................        3,222
      6,135     5.625% 10/01/14...................................        6,620
      6,060   OH Montgomery County Hospital Revenue, Kettering
                Medical Center Project, Series 1999,
                6.500% 04/01/13...................................        6,632
      3,210   SC Greenville Hospital Systems Hospital Facilities
                Revenue, Series 1996B,
                5.500% 05/01/08...................................        3,343
      3,000   TN Knox County Health Educational and Housing
                Facilities Board Revenue, University Health
                Systems Inc. Project Series 1999,
                5.625% 04/01/29...................................        3,055
      8,000   TN Shelby County, Health, Educational and Housing
                Facilities Board Revenue, St. Jude's Children's
                Research Project, Series 1999, 5.375% 07/01/24....        8,293
              TX Harris County Health Facilities Development
                Authority Revenue, Series 1999A, Insured: MBIA
      5,000     5.375% 07/01/19...................................        5,283
      5,790     5.625% 07/01/11...................................        6,262
      3,490   TX Jefferson County Health Facilities Development
                Corp. Revenue, Baptist Hospitals Project,
                Refunding, Series 2001, Insured: AMBAC,
                5.200% 08/15/21...................................        3,624

 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              HOSPITALS -- (CONTINUED)
$     5,210   TX North Central Health Facilities Development Corp.
                Revenue, Baylor Healthcare Systems Project, Series
                1995, Insured: AMBAC,
                5.500% 05/15/13...................................   $    5,455
              TX Tarrant County Health Facilities Development
                Corp. Health Systems Revenue, Texas Health
                Resources Systems Project, Series 1997A, Insured:
                MBIA,
      3,805     5.750% 02/15/10...................................        4,112
      5,000     5.250% 02/15/17...................................        5,257
      7,615   WI State Health and Educational Facilities Authority
                Revenue, Aurora Health Care, Inc. Project, Series
                1999A,
                5.600% 02/15/29...................................        7,729
              WV State Hospital Finance Authority Hospital
                Revenue, Charleston Area Medical Center Project,
      1,000     Series 1995A Insured: MBIA,
                5.750% 09/01/13...................................        1,032
      1,265     Series 2000, 6.750% 09/01/22......................        1,395
      2,535   WY Natrona County Hospital Revenue, Wyoming Medical
                Center Project, Refunding, Series 1998, Insured:
                AMBAC,
                5.250% 09/15/06...................................        2,592
                                                                     ----------
                                                                        129,311
                                                                     ----------
              HOUSING -- 5.3%
              ASSISTED LIVING/SENIOR -- 0.2%
      3,715   AZ Maricopa County Industrial Development Authority
                Health Facilities Revenue, Series 1999A, Insured:
                GNMA,
                6.300% 09/20/38...................................        4,012
                                                                     ----------
              MULTI-FAMILY -- 1.9%
      8,000   CA ABAG Finance Authority for Non-Profit
                Corporations, Multi-Family Revenue, Refunding,
                Series 2000B,
                6.250% 08/15/30...................................        8,610
      1,000   CA ABAG Finance Authority for Non-Profit
                Corporations, Multi-Family Revenue, Refunding,
                Series 2000A, AMT,
                6.400% 08/15/30...................................        1,072
      1,750   CA Statewide Communities Development Authority
                Apartment Development Revenue, Refunding, Irvine
                Apartment Communities Project Series 1998A-4,
                Mandatory Put 05/15/13,
                5.250% 05/15/25...................................        1,811
      2,700   FL Duval County Housing Finance Authority Multi
                Family Housing Revenue, United Dominion Realty
                Trust-Greentree Place Project, Refunding, Series
                1995,
                6.750% 04/01/25...................................        2,754

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 118

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              MULTI-FAMILY -- (CONTINUED)
$     2,000   FL Housing Finance Agency Multi-Family Housing
                Revenue, United Dominion Realty Trust-Andover
                Project, Refunding Series 1996E, AMT,
                6.350% 05/01/26...................................   $    2,045
              IL Chicago Housing Authority Capital Program
                Revenue, Series 2001,
      5,000     5.375% 07/01/13...................................        5,364
      5,975     5.250% 07/01/12...................................        6,409
      3,785   WY Community Development Authority Multifamily
                Revenue Housing, Aspen Court Apartments Project,
                Series 1999A,
                4.750% 12/01/30...................................        3,795
                                                                     ----------
                                                                         31,860
                                                                     ----------
              SINGLE FAMILY -- 3.2%
              AK State Housing Finance Corp. Revenue,
      3,000     Series 1992A,
                6.000% 12/01/05...................................        3,064
                Series 1995A, Insured: MBIA,
      1,505     5.400% 06/01/08...................................        1,549
      1,965     5.800% 12/01/12...................................        2,018
     11,500   AK State Housing Finance Corporation Revenue, GO,
                Series 1997A Insured: MBIA,
                6.000% 06/01/27...................................       11,918
          5   AZ Maricopa County Industrial Development Authority,
                Series 2001B, AMT, Insured: GNMA,
                6.100% 09/01/28...................................            5
        825   AZ Tucson and Pima County Industrial Development
                Authority Revenue, Series 2001A-1, AMT, Insured:
                GNMA,
                6.000% 07/01/21...................................          832
        545   AZ Tuscon and Pima County Industrial Development
                Authority Revenue, Series 2001A-1, AMT, Insured:
                GNMA,
                6.350% 01/01/34...................................          567
      2,945   FL Escambia County Housing Finance Authority
                Single-Family Mortgage Revenue, Series 1999, AMT,
                Insured: FSA,
                4.500% 10/01/09...................................        3,015
      7,000   FL Pinellas County Housing Authority Housing
                Revenue, Affordable Housing Project, Series 2001,
                Insured: FSA,
                4.600% 12/01/10...................................        7,287
      1,430   NC Housing Finance Agency, Single-Family Program,
                Series 1997RR, Insured: FHA,
                5.850% 09/01/28...................................        1,468

 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              SINGLE FAMILY -- (CONTINUED)
              NM Mortgage Finance Authority Single-Family Mortgage
                Revenue,
$       375     Series 1997C-2, AMT, Insured: GNMA,
                5.950% 07/01/17...................................   $      389
      2,175     Series 2001B-2, AMT, Insured: GNMA,
                6.200% 09/01/32...................................        2,235
      1,790     Series 2002B-2, AMT, Insured: GNMA,
                6.350% 03/01/33...................................        1,893
      1,455     Series 2002PG-A-2, Insured: GNMA,
                6.450% 03/01/33...................................        1,501
        840   NM Mortgage Finance Authority Single-Family Mortgage
                Revenue, Series 1997E-2, AMT, Insured: GNMA,
                5.600% 07/01/17...................................          868
        945   OH Housing Finance Agency Mortgage Revenue,
                Residential Project, Series 1998B-2, AMT, Insured:
                GNMA,
                4.800% 09/01/07...................................          957
              OR State Housing and Community Services Department
                Mortgage Revenue, Single-Family Mortgage Project,
          5     Series 1996A,
                5.500% 07/01/08...................................            5
         95     Series 1997H,
                5.150% 07/01/09...................................           98
         15     Series 1998D,
                4.600% 07/01/07...................................           15
        185     Series 2000H, Insured: FHA,
                5.550% 07/01/21...................................          194
      9,180   PA Housing Finance Agency Single-Family Mortgage
                Revenue, Series 1997A-31, AMT,
                5.450% 10/01/21...................................        9,438
      1,190   TN Housing Development Agency Revenue, Series 1998,
                AMT,
                4.950% 07/01/10...................................        1,236
      2,735   WI Housing and Economic Development Authority
                Revenue, Series 1997G,
                5.350% 03/01/12...................................        2,851
                                                                     ----------
                                                                         53,403
                                                                     ----------
                                                                         89,275
                                                                     ----------
              INDUSTRIALS -- 1.4%
              CHEMICALS -- 0.7%
     10,650   TX Guadalupe Blanco River Authority Sewer and Solid
                Waste Disposal Facility Revenue, E.I. duPont de
                Nemours and Company Project, Series 1999, AMT,
                5.500% 05/01/29...................................       10,995
                                                                     ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              FOOD PRODUCTS -- 0.2%
$     3,500   GA Cartersville Development Authority Sewer
                Facilities Revenue, Anheuser-Busch Companies, Inc.
                Project, Refunding, Series 1997, AMT,
                5.625% 05/01/09...................................   $    3,754
                                                                     ----------
              FOREST PRODUCTS AND PAPER -- 0.4%
      5,750   TX Gulf Coast Waste Disposal Authority Revenue,
                Refunding, Series 2002A,
                6.100% 08/01/24...................................        6,098
                                                                     ----------
              OIL AND GAS -- 0.1%
      2,500   PA Philadelphia Pennsylvania Industrial Development
                Authority, IDR Refunding, Ashland Oil, Inc.,
                Project Series 1993,
                5.700% 06/01/05...................................        2,512
                                                                     ----------
                                                                         23,359
                                                                     ----------
              OTHER -- 15.2%
              POOL/BOND BANK -- 1.9%
        895   AK Industrial Development and Export Authority
                Revenue, GO,
                Series 1995A,
                6.000% 04/01/05...................................          895
      3,345   AK Industrial Development & Export Authority
                Refunding, Series 1998A, AMT, Insured: MBIA,
                5.250% 04/01/12...................................        3,516
      2,920   MA State Water Pollution Abatement Trust Revenue,
                Refunding, Series 2004A,
                5.250% 08/01/17...................................        3,245
      6,570   NV State, GO, Series 1998A,
                5.250% 05/15/16...................................        6,923
     15,000   PA Delaware Valley Regional Financing Authority
                Local Government Revenue, Series 2002,
                5.500% 07/01/12...................................       16,364
      1,000   VT Municipal Bond Bank, Series 1996-1, Insured:
                AMBAC,
                5.700% 12/01/10...................................        1,064
                                                                     ----------
                                                                         32,007
                                                                     ----------
              REFUNDED/ESCROWED(a) -- 12.5%
      2,500   AL Birmingham Industrial Water Board Industrial
                Water Supply Revenue, Series 1978, Pre-refunded
                07/01/07,
                6.000% 07/01/07...................................        2,645
        685   AL Birmingham Medical Clinic Board Revenue, Baptist
                Medical Centers Project, Series 1979,
                Pre-refunded 07/01/05,
                8.300% 07/01/08...................................          749
      3,265   AL Special Care Facilities Financing Authority
                Hospital Revenue, Charity Obligation Group
                Project, Series 1999A,
                Pre-refunded 05/01/09,
                4.625% 11/01/10...................................        3,420

 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              REFUNDED/ESCROWED(a) -- (CONTINUED)
$     1,500   AZ Health Facilities Authority Hospital Systems
                Revenue, Samaritan Health Systems Project,
                Refunding, Series 1993, Insured: MBIA,
                Pre-refunded 06/01/05,
                5.400% 12/01/05...................................   $    1,529
     10,000   AZ School Facility Board, Certificate of
                Participation, Series 2003A, Insured: MBIA,
                Pre-refunded 03/01/13,
                5.250% 09/01/14...................................       11,010
      1,000   AZ Tucson, GO, Refunding, Series 1995, Insured:
                FGIC, Pre-refunded 07/01/05,
                5.600% 07/01/07...................................        1,018
      1,000   CO Adams County School District No. 012, GO, Series
                1997, Insured FGIC,
                Pre-refunded 12/15/07,
                5.250% 12/15/09...................................        1,069
      7,385   CO Douglas County School District No. RE-1, Douglas
                and Elbert Counties, GO, Series 2001, Insured:
                MBIA,
                Pre-refunded 12/15/11,
                5.250% 12/15/13...................................        8,088
      2,445   CO State Boulder Larimer and Weld Counties Vrain
                Valley School District, GO, Series 1997, Insured:
                FGIC,
                Pre-refunded 12/15/07,
                5.000% 12/15/10...................................        2,574
              DC Hospital Revenue, Medlantic Healthcare Group
                Project, Refunding, Series 1997A, Insured: MBIA,
      1,000     Pre-refunded 08/15/06,
                6.000% 08/15/06...................................        1,043
      1,350     Pre-refunded 08/15/07,
                6.000% 08/15/07...................................        1,442
      2,500   FL State Board Education Capital Outlay, GO,
                Refunding, Public Education Series 1995D,
                Pre-refunded 06/01/05,
                4.750% 06/01/07...................................        2,535
      1,275   FL Tampa Water and Sewer Revenue, Series 1987,
                Pre-refunded 04/11/05,
                6.800% 10/01/07...................................        1,343
      1,000   IL Chicago Emergency Telephone Systems, GO, Series
                1998, Insured: FGIC,
                Pre-refunded 01/01/08,
                5.550% 01/01/08...................................        1,067
        605   IL Chicago GO, Refunding, Series 1999A, Insured:
                FGIC, Pre-refunded 01/01/08,
                5.000% 01/01/08...................................          637

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 120

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              REFUNDED/ESCROWED(a) -- (CONTINUED)
$     1,500   IL Galesburg Cottage Hospital Project, Series 2000,
                Insured: RAD, Pre-refunded 05/01/10,
                6.000% 05/01/15...................................   $    1,679
        635   IL Health Facilities Authority Revenue, Franciscan
                Sisters Health Care Hospital, Series 1994A,
                Insured: MBIA,
                Pre-refunded 09/01/05,
                6.500% 09/01/05...................................          646
      6,320   IL Highland Park Hospital Project, Series 1991B,
                Insured: FGIC, Pre-refunded 10/01/07,
                5.900% 10/01/12...................................        6,880
              IL State, GO,
      6,850     Series 2000, Insured: MBIA,
                Pre-refunded 06/01/10,
                5.750% 06/01/15...................................        7,614
     10,000     Series 2002, Insured: FSA, Pre-refunded 12/01/12,
                5.375% 12/01/13...................................       11,050
      1,140   IN Hamilton North Del School Building Corp. Revenue,
                Series 1996, Insured: AMBAC, Pre-refunded
                01/15/07,
                5.300% 07/15/11...................................        1,204
      1,000   IN Plymouth Multi School Building Revenue,
                Refunding, Series 1995, Insured: MBIA,
                Pre-refunded 07/01/05,
                5.550% 07/01/09...................................        1,017
              IN Transportation Financing Authority Highway
                Revenue, Series 1998A, Insured: MBIA, Pre-refunded
                12/01/08,
      1,000     5.250% 12/01/13...................................        1,083
      1,500     5.250% 12/01/14...................................        1,624
      2,175   KS Labette County Single Family Mortgage Revenue,
                Zero Coupon Capital Accumulator Bonds, Series
                1998A,
                Pre-refunded 12/01/14,
                (b) 12/01/14......................................        1,446
      4,500   KS State Development Finance Authority Revenue,
                Series 1998A, Pre-refunded 06/01/08,
                4.800% 06/01/13...................................        4,737
        180   KY State Turnpike Authority Toll Road Revenue,
                Series 1986A, Pre-refunded 07/01/06,
                5.500% 07/01/07...................................          184
        295   MA University Lowell Building Authority Guaranteed,
                Series 1995A, Insured: AMBAC, Pre-refunded
                11/01/05,
                5.700% 11/01/09...................................          306
      1,850   MI South Lake Schools, GO, Series 1997, Insured:
                FGIC, Pre-refunded 05/01/08,
                5.250% 05/01/12...................................        1,952

 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              REFUNDED/ESCROWED(a) -- (CONTINUED)
$     5,000   MI State Hospital Finance Authority Revenue,
                Ascension Health Credit Project, Series 1999A,
                Insured: MBIA,
                Pre-refunded 11/15/09,
                5.750% 11/15/18...................................   $    5,548
      1,000   MI Ypsilanti School District Refunding, Series 1996,
                Insured: FGIC,
                Pre-refunded 05/01/07,
                5.400% 05/01/09...................................        1,050
      2,150   MN Southern Municipal Power Agency Power Supply
                Systems, Series 1992B,
                Pre-refunded 04/11/05,
                5.800% 01/01/07...................................        2,150
      4,000   MT State Board Inventory Payroll Tax Revenue,
                Workers Compensation Project, Series 1991,
                Insured: MBIA, Pre-refunded 04/11/05,
                6.750% 06/01/07...................................        4,259
     10,000   NJ State Transportation Trust Fund Authority
                Transportation Systems Revenue, Series 1997A,
                Pre-refunded 06/15/08,
                5.000% 06/15/14...................................       10,592
      3,840   NJ State Transportation Trust Fund Authority,
                Unrefunded Balance, Series 1995A, Insured: MBIA,
                Pre-refunded 06/15/05,
                5.500% 06/15/11...................................        3,942
      1,765   NJ State Turnpike Authority Revenue, Series 1972G,
                Pre-refunded 04/11/05,
                5.750% 01/01/09...................................        1,873
      1,365   NV Clark County Passenger Facility Charge Revenue,
                Las Vegas/ MaCarran International Airport, Series
                1995A, Insured: MBIA..............................        1,402
      1,180   NV Henderson, Series 1997A, Insured: MBIA,
                Pre-refunded 06/01/07,
                5.100% 06/01/08...................................        1,245
     18,800   NY City Municipal Water Finance Authority Water and
                Sewer System Revenue, Series 1996B, Escrowed to
                Maturity, Insured: MBIA,
                5.750% 06/15/26...................................       19,675
              PA Central Duaphin School District, GO, Series
                1998AA, Insured: MBIA, Pre-refunded 12/01/08,
        205     5.000% 12/01/13...................................          223
      1,295     5.000% 12/01/13...................................        1,365
              PA Saucon Valley School District, GO, Series 1998,
                Insured: AMBAC, Pre-refunded 04/15/08,
        835     5.150% 10/15/13...................................          886
        880     5.200% 10/15/14...................................          935

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              REFUNDED/ESCROWED(a) -- (CONTINUED)
              PA Scranton School District, GO, Series 1998,
                Insured: AMBAC, Pre-refunded 04/01/08,
$       780     4.750% 04/01/08...................................   $      819
      1,895     5.200% 04/01/11...................................        2,013
              PA State, GO,
      1,000     Series 1995, Insured: AMBAC, Pre-refunded
                11/15/05,
                5.000% 11/15/09...................................        1,031
     10,000     Series 2001,
                Pre-refunded 01/15/11,
                5.125% 01/15/16...................................       10,918
      1,000   PR Electric Power Authority Power Revenue,
                Refunding, Series 1995Z, Pre-refunded 07/01/05,
                5.250% 07/01/07...................................        1,027
      3,600   SC Cherokee County School District No. 001, GO,
                Series 1997, Pre-refunded 03/01/07,
                5.000% 03/01/16...................................        3,777
      1,050   SD State Health and Educational Facilities Authority
                Revenue, Rapid City Regional Hospital Project,
                Series 1996,
                Pre-refunded 04/11/05,
                7.750% 09/01/07...................................        1,118
      1,050   TX Galena Park Independent School District, GO,
                Series 1997, Insured: PSFG,
                Pre-refunded 08/15/07,
                5.000% 08/15/21...................................        1,081
      3,120   TX Garland Certificates of Obligation, GO, Series
                2000, Pre-refunded 02/15/09,
                5.500% 02/15/12...................................        3,375
      1,055   TX Harris County Criminal Justice Center, GO, Series
                1996, Pre-refunded 10/01/06,
                5.400% 10/01/10...................................        1,097
      1,000   TX Harris County, GO, Certificates of Obligation:
                Series 1992, Pre-refunded 12/15/10,
                6.000% 12/15/10...................................        1,129
      2,730     GO, Series 1996, Pre-refunded 10/01/06,
                5.150% 10/01/07...................................        2,828
      1,000     5.375% 10/01/09...................................        1,039
      5,565   TX Houston Water Systems Revenue, Series 1979,
                Pre-refunded 06/01/05,
                6.400% 12/01/14...................................        6,287
      1,485   TX Midlothian Independent School District, GO,
                Refunding, Series 1995, Insured: PSFG,
                Pre-refunded 02/15/06,
                5.200% 02/15/13...................................        1,519

 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              REFUNDED/ESCROWED(a) -- (CONTINUED)
$     5,000   TX North Central, Health Facilities Development
                Corp. Revenue, Presbyterian Healthcare Residential
                Project, Refunding, Series 1996B, Insured: MBIA,
                Pre-refunded 06/01/06,
                5.500% 06/01/16...................................   $    5,665
      1,245   TX Pasadena Independent School District, GO, Series
                1998, Insured: PSFG,
                Pre-refunded 02/15/06,
                5.000% 02/15/11...................................        1,269
        145   TX San Antonio Electric and Gas Revenue, Refunding,
                Series 2002, Pre-refunded 08/01/10,
                5.000% 08/01/10...................................          156
      4,500   TX Travis County, Health Facilities Development
                Corp. Revenue, Ascension Health Credit Project,
                Series 1999A, Insured: AMBAC, Pre-refunded
                11/15/09,
                5.875% 11/15/24...................................        5,015
        500   TX United Independent School District, GO, Series
                1995, Insured: PSFG,
                Pre-refunded 08/15/06,
                5.500% 08/15/08...................................          519
      2,500   WA Energy Northwest Wind Project Revenue, Series
                2001B, Pre-refunded 01/01/07,
                6.000% 07/01/23...................................        2,697
        970   WA King County Baseball Stadium, GO, Series 2002,
                Pre-refunded 12/01/13,
                5.500% 12/01/13...................................        1,090
      1,000   WA King County, GO, Series 1997D,
                Pre-refunded 12/01/07,
                5.750% 12/01/11...................................        1,090
              WA Port Seattle Pre-refunded Revenue, Series 1996B,
                Insured: FGIC,
        170     Pre-refunded 09/01/05,
                5.100% 09/01/05...................................          172
        200     Pre-refunded 09/01/08
                6.000% 09/01/08...................................          215
      1,000   WA Vancouver Water and Sewer Revenue, Series 1995,
                Insured: FGIC,
                Pre-refunded 06/01/05,
                5.850% 06/01/11...................................        1,006
      4,745   WI State, GO, Series 1996A, Pre-refunded 05/01/06,
                5.000% 05/01/16...................................        4,861

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 122

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              REFUNDED/ESCROWED(a) -- (CONTINUED)
$     3,980   WV State Hospital Finance Authority Hospital
                Revenue, Charleston Area Medical Center Project,
                Series 1993A,
                Pre-refunded 09/01/23,
                6.500% 09/01/23...................................   $    4,818
      5,235   WV State Hospital Finance Authority Revenue,
                Charleston Medical Center Project, Series 2000,
                Pre-refunded 09/01/10,
                6.750% 09/01/22...................................        6,123
                                                                     ----------
                                                                        210,490
                                                                     ----------
              TOBACCO -- 0.8%
      3,500   CA Golden State Tobacco Securitization Corporations,
                Tobacco Settlement Revenue, Series 2003A,
                6.250% 06/01/33...................................        3,583
      4,000   NJ Tobacco Settlement Financing Corp., Series 2003,
                6.750% 06/01/39...................................        4,209
      5,000   WI Badger Tobacco Asset Securitization Corp. Asset
                Backed Revenue, Series 2002,
                6.000% 06/01/17...................................        5,053
                                                                     ----------
                                                                         12,845
                                                                     ----------
                                                                        255,342
                                                                     ----------
              OTHER REVENUE -- 0.3%
              RECREATION -- 0.3%
      2,000   DC Revenue, The Smithsonian Institute Project,
                Series 1997,
                5.000% 02/01/17...................................        2,100
              IL Educational Facilities Authority Revenue, Shedd
                Aquarium Project Series 1997 Insured: AMBAC,
      1,025     5.250% 07/01/10...................................        1,090
      1,145     5.300% 07/01/11...................................        1,218
      1,030   Shedd Aquarium Society Project, Series 1997,
                Insured: AMBAC,
                5.150% 07/01/09...................................        1,093
                                                                     ----------
                                                                          5,501
                                                                     ----------
              RESOURCE RECOVERY -- 1.6%
              DISPOSAL -- 0.7%
      5,525   IL Development Finance Authority, Waste Management,
                Inc., Series 1997, AMT,
                5.050% 01/01/10...................................        5,706
      5,900   PA Westmoreland County Industrial Development
                Authority Revenue, Valley Landfill Expansion
                Project, Series 1993,
                5.100% 05/01/18...................................        6,105
                                                                     ----------
                                                                         11,811
                                                                     ----------

 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              RESOURCE RECOVERY -- 0.9%
$     6,800   MA State Industrial Financing Agency Recovery
                Revenue, Ogden Haverhill Project, Series 1998A,
                5.350% 12/01/10...................................   $    6,942
      8,000   NY Niagara County Individual Development Agency
                Solid Waste Disposal Revenue, Series 2001B, AMT,
                5.550% 11/15/24...................................        8,513
                                                                     ----------
                                                                         15,455
                                                                     ----------
                                                                         27,266
                                                                     ----------
              TAX-BACKED -- 39.4%
              LOCAL APPROPRIATED -- 1.0%
        580   IN Pike Township School Building Corp. Revenue,
                Refunding, First Mortgage, Series 1993,
                4.800% 08/01/05...................................          581
              IN Shelby County Jail Building Corp. Revenue,
                Refunding, Series 1996, Insured: MBIA,
      1,005     5.300% 07/15/07...................................        1,045
      1,045     5.400% 07/15/08...................................        1,087
              MI Grand Rapids Building Authority Revenue, Series
                1998,
      1,205     5.000% 04/01/12...................................        1,300
      1,000     5.000% 04/01/13...................................        1,079
      1,415     5.000% 04/01/14...................................        1,529
      9,060   MO St. Louis Municipal Financial Corp. Lease Hold
                Revenue, Convention Center Project, Series 2003,
                Insured: AMBAC,
                5.250% 07/15/11...................................        9,876
                                                                     ----------
                                                                         16,497
                                                                     ----------
              LOCAL GENERAL OBLIGATIONS -- 18.2%
      5,000   AK Anchorage Schools, GO, Refunding, Series 2004B,
                Insured: AMBAC,
                5.250% 12/01/15...................................        5,489
     10,600   AK Anchorage, GO, Refunding, Series 2002, Insured:
                MBIA,
                5.250% 07/01/10...................................       11,519
      1,000   AK Fairbanks North Star Borough, GO, Refunding,
                Series 1993S, Insured: MBIA,
                5.500% 03/01/08...................................        1,067
      6,300   AZ Maricopa County Unified High School District No.
                210, GO, Series 2003, Insured: MBIA,
                5.000% 07/01/15...................................        6,825
        910   AZ Mohave County Elementary School District No. 016
                Mohave Valley, GO, Series 1997, Insured: MBIA,
                6.900% 07/01/07...................................          987
      4,760   AZ Tucson, GO, Refunding, Series 1998,
                5.500% 07/01/18...................................        5,364
     10,000   CA Los Angeles County Unified School District,
                Series 1998B, Insured: FGIC,
                5.000% 07/01/18...................................       10,515

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              LOCAL GENERAL OBLIGATIONS -- (CONTINUED)
$    14,750   CA San Francisco, GO, Refunding, Series 2002,
                5.000% 06/15/11...................................   $   16,097
      3,635   CO Aurora Centretech Metropolitan District, GO,
                Refunding, Series 1998C, LOC: Banque Nationale De
                Paris,
                4.875% 12/01/28...................................        3,784
      2,500   HI Honolulu City and County, GO, Refunding, Series
                1990A,
                7.350% 07/01/07...................................        2,733
      5,195   IL Chicago City Colleges Chicago Capital
                Improvement, GO, Series 1999, Insured: FGIC,
                6.000% 01/01/11...................................        5,789
      2,000   IL Chicago Equipment Notes, GO, Series 1998,
                Insured: FGIC,
                5.000% 01/01/08...................................        2,102
      1,135   IL Chicago Park District, GO, Series 1997, Insured:
                AMBAC,
                5.250% 01/01/09...................................        1,194
                Series 1997, Insured: AMBAC,
      1,195     5.250% 01/01/10...................................        1,255
      1,260     5.250% 01/01/11...................................        1,322
      1,325     5.250% 01/01/12...................................        1,390
              IL Chicago, GO, Refunding, Series 1999, Insured:
                FGIC,
      7,540     5.250% 01/01/18...................................        8,276
      5,650     5.000% 01/01/15...................................        5,927
      1,000   IL Cook County Capital Improvement, GO, Series 1996,
                Insured: FGIC,
                5.400% 11/15/07...................................        1,048
              IL Cook County School District No. 135, GO,
                Refunding, Series 1995, Insured: FGIC,
      2,265     5.450% 12/01/08...................................        2,351
      2,350     5.550% 12/01/09...................................        2,438
      1,145   IL Du Page County School District, GO, Refunding,
                Series 1997, Insured: FGIC,
                6.750% 02/01/11...................................        1,331
              IN Westfield Housing Building Corp. Revenue,
                Refunding, Series 1998, Insured: AMBAC,
      1,085     5.100% 01/05/12...................................        1,146
      1,185     5.100% 07/05/12...................................        1,251
      1,745     5.250% 01/05/14...................................        1,849
      2,000   MI Detroit City School District, GO, School Building
                and Site Improvements Series 2002A, Insured: FGIC,
                6.000% 05/01/19...................................        2,368
      1,000   MI Van Dyke Public Schools, GO, Refunding, Series
                1996, Insured: FGIC,
                5.100% 05/01/09...................................        1,034
      4,300   NC Cary Water and Public Improvement, GO, Series
                2001,
                5.000% 03/01/13...................................        4,611

 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              LOCAL GENERAL OBLIGATIONS -- (CONTINUED)
$     2,000   NC Cumberland County, GO, Series 1998, Insured:
                FGIC,
                5.000% 03/01/17...................................   $    2,120
              NH Manchester School Facilities Revenue, Refunding,
                Series 2004, Insured: MBIA,
      4,215     5.500% 06/01/18...................................        4,778
      4,450     5.500% 06/01/19...................................        5,052
              NV Clark County School District, GO, Refunding,
      8,895     Series 2001C, Insured: FGIC,
                5.375% 06/15/13...................................        9,806
     10,760     Series 2003, Insured: MBIA,
                5.000% 06/15/16...................................       11,511
      1,350   NV Washoe County, Reno/Sparks Convention Project,
                GO, Refunding, Series 1995, Insured: MBIA,
                5.375% 07/01/08...................................        1,373
              NY New York, GO,
      1,700     Series 1997L, Insured: MBIA,
                8.000% 08/01/06...................................        1,814
      3,500     Series 1997, Insured: MBIA,
                6.250% 04/15/07...................................        3,731
      7,710   OH Cleveland, Refunding, Insured: AMBAC,
                5.500% 10/01/16...................................        8,730
      1,055   PA Central Dauphin School District, GO, Series 1998,
                Insured: FGIC,
                5.000% 06/01/12...................................        1,101
      1,350   PA Ligonier Valley School District, GO, Refunding,
                Series 1998 Insured: FSA,
                5.000% 03/01/13...................................        1,412
              PA Saucon Valley School District, GO,
        905     Series 1998, Insured: AMBAC,
                5.150% 10/15/13...................................          952
        950     Unrefunded Balance, Series 1998, Insured: AMBAC,
                5.200% 10/15/14...................................        1,001
              PA Scranton School District, GO, Series 1998,
                Insured: AMBAC,
        235     4.750% 04/01/08...................................          247
        595     5.200% 04/01/11...................................          627
              PA Tunkhannock Area School District, GO, Series
                1998, Insured: AMBAC,
      1,175     5.100% 07/15/12...................................        1,230
      1,245     5.150% 07/15/14...................................        1,305
      1,845   PA Tyrone Area School District, GO, Series 1998,
                Insured: MBIA,
                5.000% 09/15/13...................................        1,941
      5,000   TN Knox County, GO, Refunding, Series 2001,
                5.000% 04/01/09...................................        5,335
              TN Metropolitan Government Nashville and Davidson
                County, GO, Refunding,
      5,875     Series 2001A,
                5.250% 10/15/07...................................        6,209
      1,595     Series 2001B,
                5.250% 10/15/07...................................        1,686

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 124

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              LOCAL GENERAL OBLIGATIONS -- (CONTINUED)
$     6,450   TN Shelby County, GO, Refunding, Series 1997B,
                5.500% 08/01/08...................................   $    6,945
      2,175   TX Aldine Independent School District, GO,
                Refunding, Series 1997, Insured: PSFG,
                (b) 02/15/07......................................        2,054
      8,150   TX Austin Independent School District, GO,
                Refunding, Series 2004, Insured: PSFG,
                5.250% 08/01/15...................................        8,975
      1,500   TX Birdville Independent School District, GO,
                Refunding, Series 1997B, Insured: PSFG,
                5.000% 02/15/07...................................        1,556
      1,485   TX Duncanville Independent School District, GO,
                Refunding, Series 1993, Insured: PSFG,
                5.200% 02/15/09...................................        1,589
     10,990   TX Harris County, GO, Series 2001,
                5.000% 10/01/12...................................       11,766
      7,320   TX Houston, GO, Series 2001A, Insured: FSA,
                5.500% 03/01/10...................................        8,001
      1,000   TX Lewisville Independent School District, GO,
                Series 1997, Insured: PSFG,
                6.750% 08/15/08...................................        1,113
      4,000   TX McKinney Independent School District, Refunding,
                Insured: PSFG,
                5.000% 02/15/14...................................        4,307
        215   TX Midlothian Independent School District, GO,
                Refunding, Series 1995, Insured: PSFG,
                5.200% 02/15/13...................................          220
      4,000   TX Plano Independent School District, GO, Refunding,
                Series 2001, Insured: PSFG,
                5.000% 02/15/09...................................        4,254
      2,110   TX Richardson, GO, Refunding, Series 1998,
                5.250% 02/15/07...................................        2,200
      7,855   TX San Antonio, GO, Refunding, Series 2001,
                5.000% 08/01/10...................................        8,429
      1,060   TX San Benito Consolidated Independent School, GO,
                Refunding, Series 1996, Insured: PSFG,
                5.000% 08/01/07...................................        1,088
      1,900   TX West University Place, GO, Refunding, Series
                1998, Insured: FSA,
                5.100% 02/01/12...................................        1,988
      2,145   UT Cache County School District, Utah School Board
                Guaranty Program, GO, Refunding, Series 1997,
                5.500% 06/15/07...................................        2,263

 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              LOCAL GENERAL OBLIGATIONS -- (CONTINUED)
$       975   VA Chesterfield County, GO, Refunding and
                Improvement, Series 1991,
                6.250% 07/15/05...................................   $      978
     10,145   WA Clark County School District No. 037 Vancouver
                GO, Refunding Insured: FGIC,
                5.500% 06/01/15...................................       11,327
      1,805   WA Clark County School District No. 117 Camas, GO,
                Refunding, Series 1998, Insured: AMBAC,
                5.000% 12/01/12...................................        1,945
      1,140   WA Jefferson County School District No. 49, GO,
                Series 1998, Insured: FSA,
                5.000% 12/01/07...................................        1,188
      6,150   WA King and Snohomish Counties School District, GO,
                Refunding Series 1993, Insured: FGIC,
                5.600% 12/01/10...................................        6,767
              WA King County,
                GO, Refunding,
      3,000     Series 1997D,
                5.550% 12/01/08...................................        3,233
      1,000     Series 1998B,
                4.750% 01/01/17...................................        1,025
      8,000   WA Snohomish County School District No. 002 Everett,
                GO, Series 1998A, Insured: MBIA,
                5.500% 12/01/11...................................        8,852
              WA Spokane County School District No. 354 Mead, GO,
                Series 1998, Insured: FGIC,
      1,975     5.000% 12/01/09...................................        2,114
      1,600     5.250% 12/01/11...................................        1,747
      7,800     5.500% 12/01/10...................................        8,598
              WI Milwaukee County, GO, Series 2001A,
      2,500     5.000% 10/01/12...................................        2,675
      2,500     5.000% 10/01/13...................................        2,661
              WI Winneconne Community School District, GO,
                Refunding, Series 1998, Insured: FSA,
      1,000     4.900% 04/01/10...................................        1,043
      1,050     5.000% 04/01/11...................................        1,100
      1,100     5.000% 04/01/12...................................        1,152
                                                                     ----------
                                                                        306,176
                                                                     ----------
              SPECIAL NON-PROPERTY TAX -- 6.9%
      1,000   AZ Phoenix Civic Improvement Corp. Excise Tax
                Revenue, Senior Lien, Municipal Courthouse
                Project, Series 1999A,
                5.500% 07/01/12...................................        1,089
      1,235   AZ Yuma County Jail District Revenue, Series 1996,
                Insured: AMBAC,
                5.300% 07/01/09...................................        1,256

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              SPECIAL NON-PROPERTY TAX -- (CONTINUED)
              CA Los Angeles County Metropolitan Transportation
                Authority Sales Tax Revenue, Property A First Tier
                Senior, Series 2003A Insured: FSA,
$     6,280     5.000% 07/01/17...................................   $    6,664
      7,700     5.000% 07/01/18...................................        8,144
              CA State Economic Recovery, GO,
      1,000     Series 2004A,
                4.500% 01/01/07...................................        1,028
      5,000     Series 2004A, Insured: MBIA,
                5.000% 07/01/15...................................        5,391
      5,570   CO Denver City and County Excise Tax Revenue,
                Refunding, Series 1999A, Insured: FSA,
                5.375% 09/01/11...................................        5,999
      1,750   FL Jacksonville Excise Taxes Revenue, Refunding,
                Series 2003C, Insured: MBIA,
                5.250% 10/01/19...................................        1,861
      1,580   IL Metropolitan Pier and Exposition Authority
                Revenue Series 1996A, Insured: AMBAC,
                6.000% 12/15/06...................................        1,664
      1,750   IL Regional Transportation Authority, Series 1994C,
                Insured: FGIC,
                7.750% 06/01/11...................................        2,143
     10,000   IL State Sales Tax Revenue, First Series 2002,
                5.250% 06/15/19...................................       11,035
      1,575   IN Hamilton County Option Income Tax Revenue, Series
                1998, Insured: FSA,
                5.250% 07/10/12...................................        1,670
      5,500   MA Bay Transportation Authority Sales Tax Revenue,
                Refunding Series 2004B,
                5.250% 07/01/21...................................        6,092
     10,925   MD State Transportation Department Revenue, Series
                2002,
                5.500% 02/01/10...................................       11,991
      5,500   NJ Economic Development Authority Revenue Cigarette
                Tax, Series 2004,
                5.500% 06/15/16...................................        5,958
      3,000   NM Bernalillo County Gross Receipts Tax Revenue,
                Refunding, Series 1998,
                5.250% 04/01/27...................................        3,308
      2,000   NM Santa Fe Gross Receipts Tax Revenue, Series
                1997A, Insured: AMBAC,
                5.000% 06/01/08...................................        2,116
              NM State Highway Commission Tax Revenue,
      6,000     Series 2000A,
                6.000% 06/15/10...................................        6,736
      5,000     Series 2001A,
                5.000% 06/15/06...................................        5,136

 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              SPECIAL NON-PROPERTY TAX -- (CONTINUED)
$     3,500   NY New York City Transitional Finance Authority
                Revenue Series C,
                5.250% 02/01/18...................................   $    3,763
              NY New York City Transitional Finance Authority
                Revenue, Refunding,
     10,000     Series 2002A,
                5.500% 11/01/26...................................       10,939
     10,000     Series A-1,
                5.000% 11/01/14...................................       10,820
                                                                     ----------
                                                                        114,803
                                                                     ----------
              SPECIAL PROPERTY TAX -- 0.5%
      4,195   CA Santa Clara Redevelopment Agency Tax Allocation,
                Bayshore North Project, Series 2002, Insured:
                AMBAC,
                5.500% 06/01/13...................................        4,623
      3,685   NV Las Vegas Redevelopment Agency Tax Increment
                Revenue, Sub Lien-Fremont Street Project, Series
                2003A,
                5.000% 06/15/13...................................        3,788
                                                                     ----------
                                                                          8,411
                                                                     ----------
              STATE APPROPRIATED -- 5.1%
      2,000   CA State Public Works Board Lease Revenue,
                Department of Health - Colinga, Series 2004A,
                5.500% 06/01/19...................................        2,182
      6,155   KY State Property and Buildings Commission Revenue,
                Project No. 84, Refunding, Insured: MBIA,
                5.000% 08/01/19...................................        6,667
     15,000   NJ State Transportation Trust Fund Authority
                Revenue, Series C, Insured: FGIC,
                5.250% 06/15/12...................................       16,333
      4,000   NJ State Transportation System, Series 2004B,
                Insured: MBIA,
                5.500% 12/15/15...................................        4,485
      5,000   NY State Dormitory Authority Revenue, City
                University Project, Series 1993B,
                5.250% 07/01/06...................................        5,142
      7,685   NY State Dormitory Authority Revenue, Refunding,
                Insured: FGIC,
                5.500% 07/01/21...................................        8,726
      5,850   State University Educational Facilities Project,
                Series 1993A,
                5.250% 05/15/15...................................        6,335
      4,510   NY State Tollway Authority Service Contract Revenue,
                Local Highway and Bridge Project, Series 2002,
                5.500% 04/01/13...................................        4,948
      4,000   NY State Urban Development Corp. Correctional and
                Youth Facilities Services Revenue, Series 2002A,
                5.000% 01/01/17...................................        4,233

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 126

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              STATE APPROPRIATED -- (CONTINUED)
$     7,185   OH State Building Authority, Audit Correction,
                Refunding, Series 2004C, Insured: MBIA,
                5.250% 10/01/15...................................   $    7,920
     10,000   OR State Department Administrative Services,
                Certificates of Participation, Series 2002C,
                Insured: MBIA,
                5.250% 11/01/10...................................       10,919
      2,500   PR Public Finance Corp. Revenue, Commonwealth
                Appropriation Refunding, Series A,
                5.750% 08/01/27...................................        2,731
      5,000   UT State Building Ownership Authority Lease Revenue,
                Refunding, Series 1998, Insured: FSA,
                5.500% 05/15/14...................................        5,570
                                                                     ----------
                                                                         86,191
                                                                     ----------
              STATE GENERAL OBLIGATIONS -- 7.7%
      3,265   CA State, GO, Series 2000,
                5.000% 12/01/16...................................        3,421
      3,990   FL State Board of Education Capital Outlay, GO,
                Refunding, Series 1998B,
                5.250% 06/01/11...................................        4,360
      7,290   FL State Department of Transportation, GO,
                Refunding, Series 2002,
                5.250% 07/01/13...................................        7,992
      4,400   GA State, GO, Series 1997C,
                6.250% 08/01/09...................................        4,929
     13,745   HI State, GO, Series 2001CV, Insured: FGIC,
                5.500% 08/01/09...................................       14,966
     10,000   IL State, GO, Refunding, Series 2004B,
                5.000% 03/01/14...................................       10,769
      3,000   MA Bay Transportation Authority Revenue, Refunding,
                Series 1993A, Insured: MBIA,
                5.500% 03/01/09...................................        3,250
              MA State, GO, Refunding,
      3,900     Series 2003D, Insured: AMBAC,
                5.500% 10/01/19...................................        4,424
     10,000     Series 2004 B,
                5.250% 08/01/16...................................       10,948
      1,705   MA University Lowell Building Authority Guaranteed,
                Series 1995A, Insured: AMBAC, Pre-refunded
                11/01/05,
                5.700% 11/01/09...................................        1,769
      7,000   MS State, GO, Refunding, Series 2000,
                5.000% 12/01/08...................................        7,459
      5,000   NJ State, GO, Refunding, Series 2001H,
                5.250% 07/01/14...................................        5,491

 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              STATE GENERAL OBLIGATIONS -- (CONTINUED)
              OH State Common Schools, GO,
$     5,000     Series 2001A,
                5.000% 06/15/12...................................   $    5,316
      8,150     Series 2002B,
                4.000% 09/15/08...................................        8,392
              OR State, Elderly and Disabled Housing Project, GO,
        295     Series 1996B,
                5.700% 08/01/16...................................          305
        100     Series 1997A,
                5.050% 08/01/11...................................          103
      8,050   PR Commonwealth Public Improvement, GO, Refunding,
                Series 2001A, Insured: MBIA,
                5.500% 07/01/16...................................        9,158
     10,910   TX State Water Development, GO, Series 1997D,
                5.000% 08/01/19...................................       11,273
     10,000   UT State, GO, Refunding, Series 2002B,
                5.375% 07/01/11...................................       11,044
      3,330   WA State, GO, Series 1998C,
                5.500% 07/01/09...................................        3,618
                                                                     ----------
                                                                        128,987
                                                                     ----------
                                                                        661,065
                                                                     ----------
              TRANSPORTATION -- 10.1%
              AIR TRANSPORTATION -- 1.0%
      5,000   PA Allegheny County Airport Revenue, Pittsburgh
                International Airport Project, Refunding, Series
                1997A-1, AMT, Insured: MBIA,
                5.750% 01/01/08...................................        5,276
      6,180   TN Memphis Shelby County Airport Authority Special
                Facilities and Project Revenue, Federal Express
                Corp. Project, Refunding, Series 1997,
                5.350% 09/01/12...................................        6,727
      5,000   TN Memphis Shelby County Airport Authority Special
                Facilities Revenue, Federal Express Corp. Project,
                Refunding, Series 2001,
                5.000% 09/01/09...................................        5,345
                                                                     ----------
                                                                         17,348
                                                                     ----------
              AIRPORTS -- 5.3%
        500   AZ Tucson Airport Authority Inc. Revenue, Series
                2001, AMT, Insured: AMBAC,
                5.500% 06/01/12...................................          537
      3,075   CO Denver City and County Airport Revenue,
                Refunding,
                Series 2000A, AMT, Insured: AMBAC,
                6.000% 11/15/15...................................        3,390
     10,300     Series 1995C, Insured: MBIA,
                6.500% 11/15/12...................................       11,845
     10,000   IL Chicago O'Hare International Airport Revenue,
                Refunding, Series 1999, Insured: AMBAC,
                5.500% 01/01/12...................................       10,681

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              AIRPORTS -- (CONTINUED)
$     5,640   IL Chicago O'Hare International Airport Revenue,
                Refunding, Series 1993C, Insured: MBIA,
                5.000% 01/01/11...................................   $    6,037
      6,285   MN Minneapolis and St Paul Metro Airport Commission
                Airport Revenue, Series 2001D, AMT, Insured: FGIC,
                5.750% 01/01/13...................................        6,818
      4,600   MN Minneapolis and St. Paul Metro Airport Commission
                Airport Revenue, Series 1999B, AMT, Insured: FGIC,
                5.000% 01/01/07...................................        4,748
      3,000   NC Charlotte Airport Revenue, Series 1999B, AMT,
                Insured: MBIA,
                6.000% 07/01/24...................................        3,276
      4,670   OK Airport Trust Revenue, Series 2000B, AMT,
                Insured: FSA,
                5.375% 07/01/11...................................        4,976
              TX Dallas Fort Worth International Airport Revenue,
      1,565     Series 2004B, Insured: FSA,
                5.000% 11/01/14...................................        1,643
      5,000     Series 2003A, Insured: FSA,
                5.500% 11/01/17...................................        5,364
      7,000   TX Houston Airport System Revenue, Sub-Lien,
                Series 1998B, AMT, Insured: FGIC,
                5.250% 07/01/12...................................        7,352
      5,000     Series 2002, Insured: FSA,
                5.000% 07/01/27...................................        5,109
      6,755     Series 2000A, AMT, Insured: FSA,
                6.000% 07/01/09...................................        7,360
      5,000   WA Port Seattle Passenger Facility Charge Revenue,
                Series 1998, AMT, Insured: AMBAC,
                5.250% 12/01/09...................................        5,312
      3,580   WA Port Seattle Revenue, Series 1996B, AMT, Insured:
                FGIC,
                6.000% 09/01/08...................................        3,871
                                                                     ----------
                                                                         88,319
                                                                     ----------
              TOLL FACILITIES -- 1.0%
     10,000   CO E-470 Public Highway Authority Revenue,
                Refunding, Series 1997B, Insured: MBIA,
                (b) 09/01/12......................................        7,333
      4,000   CO Northwest Parkway Public Highway Authority
                Revenue, Series 2001 C, Insured: AMBAC,
                (b) 06/15/21......................................        3,183
      5,000   NY Triborough Bridge and Tunnel Authority, Series
                2002, Insured: MBIA,
                5.500% 11/15/18...................................        5,697
                                                                     ----------
                                                                         16,213
                                                                     ----------

 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              TRANSPORTATION -- 2.8%
$    13,725   AR State Federal Highway Grant Anticipation, GO,
                Series 2001A,
                5.250% 08/01/09...................................   $   14,812
     10,000   AR State, GO, Series 2000A,
                5.500% 08/01/11...................................       10,810
      6,725   NJ State Transit Corp., Federal Transit
                Administration Grants, Series 2002A, Insured:
                AMBAC,
                5.500% 09/15/15...................................        7,504
      2,500   OH Scioto County Marine Terminal Revenue, Norfolk
                Southern Corp. Project, Refunding, Series 1998,
                5.300% 08/15/13...................................        2,577
     10,695   OH State Highway Revenue, Major New State
                Infrastructure, Series 2002,
                5.000% 06/15/10...................................       11,502
                                                                     ----------
                                                                         47,205
                                                                     ----------
                                                                        169,085
                                                                     ----------
              UTILITIES -- 11.3%
              INVESTOR OWNED -- 2.1%
      9,100   IN State Development Finance Authority Pollution
                Control Revenue, Southern Indiana Gas and Electric
                Project, Refunding, Series 1998C,
                5.000% 03/01/30...................................        9,227
      5,195   TX Brazos River Authority Pollution Control Revenue,
                TXU Electric Co. Project, Series 2001, AMT,
                5.750% 05/01/36...................................        5,519
      6,000   TX Redeemable River Authority Pollution Control
                Revenue, Southwestern Public, Insured: AMBAC,
                5.200% 07/01/11...................................        6,133
      2,995   TX Sabine River Authority Pollution Control Revenue,
                TXU Electric Company Project, Refunding, Series
                2001B,
                5.750% 05/01/30...................................        3,181
     10,000   TX San Antonio Electric and Gas Revenue, Refunding,
                5.000% 02/01/18...................................       10,589
                                                                     ----------
                                                                         34,649
                                                                     ----------
              JOINT POWER AUTHORITY -- 0.8%
      1,210   AZ Salt River Agricultural Improvement and Power
                District Electric Systems Revenue, Refunding, Salt
                River Project, Series 1993B,
                5.200% 01/01/08...................................        1,280
      5,160   SC Piedmont Municipal Power Agency Electric Revenue,
                Refunding, Series 1996B, Insured: FGIC,
                6.000% 01/01/07...................................        5,419

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 128

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              JOINT POWER AUTHORITY -- (CONTINUED)
              WA State Public Power Supply Systems Revenue,
                Nuclear Project No. 2, Refunding,
                Series 1990A, Insured: FSA,
$     6,000     7.250% 07/01/06...................................   $    6,327
      1,150     5.800% 07/01/07...................................        1,220
                                                                     ----------
                                                                         14,246
                                                                     ----------
              MUNICIPAL ELECTRIC -- 3.1%
      2,000   AK Anchorage Electric Utility Revenue, Senior Lien,
                Municipal Light and Power Project, Series 1996C,
                Insured: AMBAC,
                5.300% 12/01/11...................................        2,085
        500   AZ State Power Reserves Authority Revenue, Series
                2001,
                5.000% 10/01/10...................................          539
              CA State Department of Water Resources Power Supply
                Revenue,
                Series 2002A,
      2,000     6.000% 05/01/13...................................        2,273
     10,000     5.500% 05/01/11...................................       10,972
      2,250   IL Springfield Electric Revenue, Senior Lien, Series
                1991,
                6.500% 03/01/07...................................        2,395
      5,045   MN Southern Municipal Power Agency Power Supply
                Systems Revenue, Refunding, Series 2002A, Insured:
                AMBAC,
                5.000% 01/01/06...................................        5,135
      8,355   TX Sam Rayburn Municipal Power Agency Revenue,
                Series 2002,
                5.500% 10/01/11...................................        9,212
      5,000   TX San Antonio Electric and Gas Revenue, Refunding,
                Series 2002,
                5.000% 02/01/10...................................        5,349
      2,655   WA Chelan County Public Utilities District No. 1
                Hydro Conservative Systems Revenue, Series 1997A,
                AMT, Mandatory Put 07/01/07,
                4.850% 07/01/32...................................        2,732
     10,365   WA Seattle Municipal Light and Power Revenue,
                Refunding, Series 2001, Insured: FSA,
                5.250% 03/01/11...................................       11,269
                                                                     ----------
                                                                         51,961
                                                                     ----------
              WATER AND SEWER -- 5.3%
      1,800   CA Citrus Heights Water District Revenue, Series
                2000, Insured: FGIC,
                5.250% 10/01/20...................................        1,924
      3,000   CA Pico Rivera California Water Authority Revenue,
                Water System Project, Series 1999A, Insured: MBIA,
                5.500% 05/01/29...................................        3,367
      2,000   DC Water and Sewer Authority Public Utility Revenue,
                Series 1998, Insured: FSA,
                5.500% 10/01/11...................................        2,210

 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              WATER AND SEWER -- (CONTINUED)
$    15,305   GA Atlanta Water and Wastewater Revenue, Series
                1999A, Insured: FGIC,
                5.500% 11/01/18...................................   $   17,382
      1,490   IL Chicago Water Revenue, Refunding, Insured: FGIC,
                5.100% 11/01/08...................................        1,587
      6,985   IL Northwest Municipal Junction Action Water Agency
                and Supply Systems Revenue, Series 1997, Insured:
                MBIA,
                5.125% 05/01/11...................................        7,367
      7,555   KS Wyandotte County Unified Government Utility
                System Revenue, Refunding, Series 2004, Insured:
                AMBAC,
                5.650% 09/01/16...................................        8,643
      8,635   KS Wyandotte County Unified Government Utility
                System Revenue, Refunding, Series 2004, Insured:
                AMBAC,
                5.650% 09/01/17...................................        9,918
      1,000   MI Detroit Water Supply Systems Revenue, Refunding,
                Series 1995B, Insured: MBIA,
                5.300% 07/01/09...................................        1,079
      1,590   MO Kansas City Water Revenue, Series 1994,
                5.900% 12/01/05...................................        1,594
      1,200   NC Winston-Salem, Water and Sewer System Revenue,
                Refunding, Series 1997,
                4.600% 06/01/11...................................        1,239
      7,000   NY New York City Municipal Water Finance Authority,
                Water and Sewer System Revenue, Series 2000B,
                5.125% 06/15/31...................................        7,192
      4,030   TX Colorado River Municipal Water Revenue,
                Refunding, Series 2003, Insured: AMBAC,
                5.000% 01/01/12...................................        4,333
      1,455   TX Coppell Tex Waterworks and Sewer Systems Revenue,
                Series 2001, Insured: FSA,
                5.000% 09/01/09...................................        1,514
      7,300   TX Dallas Waterworks and Sewer Systems Revenue,
                Refunding, Series 2001,
                5.000% 10/01/16...................................        7,679
      5,000   TX Houston Utility System Revenue, Refunding,
                Combination First Lien, Series 2004A, Insured:
                FGIC,
                5.250% 05/15/24...................................        5,293

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


 PRINCIPAL
  AMOUNT                                                               VALUE
   (000)                                                               (000)
-------------------------------------------------------------------------------
              WATER AND SEWER -- (CONTINUED)
$     1,000   WA Kitsap County Sewer Revenue, Series 1996,
                Insured: MBIA, 5.600% 07/01/08....................   $    1,034
      5,790   WI Milwaukee Metropolitan Sewer District, GO,
                Refunding, Series 1997A,
                5.125% 10/01/16...................................        6,038
                                                                     ----------
                                                                         89,393
                                                                     ----------
                                                                        190,249
                                                                     ----------
              TOTAL MUNICIPAL BONDS
                (Cost of $1,560,939)..............................    1,607,246
                                                                     ----------

  SHARES
  ------
              INVESTMENT MANAGEMENT COMPANY -- 6.1%
102,761,000   Nations Tax-Exempt Reserves, Capital Class(c)
                (Cost of $102,761)........................................      102,761
                                                                             ----------
              TOTAL INVESTMENTS
                (Cost of $1,663,700)(d).........................     101.8%   1,710,007
                                                                             ----------
              OTHER ASSETS AND LIABILITIES, NET.................      (1.8)%    (30,775)
                                                                             ----------
              NET ASSETS........................................     100.0%  $1,679,232
                                                                             ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)Zero coupon bond.

(c)Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d)Cost for federal income tax purposes is $1,662,903.

ACRONYM  NAME
-------  ----
ABAG     Association of Bay Area Government
AMBAC    Ambac Assurance Corp.
AMT      Alternative Minimum Tax
FGIC     Financial Guaranty Insurance Co.
FHA      Federal Housing Administration
FSA      Financial Security Assurance, Inc.
GNMA     Government National Mortgage Association
GO       General Obligation
IDR      Industrial Development Revenue
MBIA     MBIA Insurance Corp.
PSFG     Permanent School Fund Guaranteed
RAD      Radian Asset Assurance, Inc.

At March 31, 2005, the Fund held investments in the following:

                                                     % OF
HOLDINGS BY REVENUE SOURCE                        NET ASSETS
-------------------------------------------------------------
Tax-backed.....................................          39.4%
Other..........................................          15.2
Utilities......................................          11.3
Transportation.................................          10.1
Health care....................................           7.7
Housing........................................           5.3
Education......................................           3.4
Resource recovery..............................           1.6
Industrials....................................           1.4
Other revenue..................................           0.3
Investment management company..................           6.1
Other assets and liabilities, net..............          (1.8)
                                                  -----------
                                                        100.0%
                                                  ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 130

NATIONS FUNDS

Nations Municipal Income Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            MUNICIPAL BONDS -- 100.6%
            EDUCATION -- 5.3%
            EDUCATION -- 3.0%
$  3,985    DC Howard University Revenue
              Insured: MBIA
              5.750% 10/01/17...........................  $  4,219
   4,500    IL Educational Facilities Authority, Student
              Housing Advancement Funding Revenue
              University Center Project,
              6.625% 05/01/17...........................     5,031
   2,000    IN Ivy Tech State College Revenue Series
              1997E, Insured: AMBAC
              5.125% 07/01/12...........................     2,110
   2,000    IN St. Joseph County Educational Facilities
              Revenue University of Notre Dame - Du Lac
              Project, Series 1996,
              5.500% 03/01/26...........................     2,081
   2,500    TX University of Texas, Permanent University
              Fund Finance Department Revenue Refunding,
              Series 2004B,
              5.000% 07/01/26...........................     2,586
   1,500    TX University System Financing Revenue
              Refunding, Series 2002, Insured: FSA
              5.000% 03/15/17...........................     1,576
                                                          ---------
                                                            17,603
                                                          ---------
            STUDENT LOAN -- 2.3%
   2,750    IA Student Loan Liquidity Corp. Student loan
              Revenue Refunding, Series 1998J, AMT,
              Insured: AMBAC
              4.800% 06/01/09...........................     2,862
  10,000    WY Student Loan Corporation Revenue,
              Refunding, Series 1999A,
              6.250% 06/01/29...........................    10,674
                                                          ---------
                                                            13,536
                                                          ---------
                                                            31,139
                                                          ---------
            HEALTH CARE -- 14.5%
            HEALTH SERVICES -- 0.5%
            MN Minneapolis and St. Paul Housing and
              Redevelopment Authority Health Care
              Systems, Health Partners Obligation
              Group Project,
   1,250      5.250% 12/01/16...........................     1,304
   1,650      6.000% 12/01/17...........................     1,789
                                                          ---------
                                                             3,093
                                                          ---------
            HOSPITALS -- 14.0%
   5,000    AL Huntsville, Health Care Authority Revenue
              Series 2003A,
              5.750% 06/01/31...........................     5,205
   1,000    AZ University Medical Center Corporation
              Hospital Revenue Refunding, Series 2004,
              5.250% 07/01/13...........................     1,063
   1,350    CO Health Facilities Authority Revenue
              Catholic Health Initiatives, Series 2002A,
              5.000% 03/01/11...........................     1,432

PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            HOSPITALS -- (CONTINUED)
$  5,000    CT Health And Educational Facilities
              Authority Revenue Eastern Connecticut
              Health Network Project, Refunding, Series
              2000A Insured: RAD
              6.000% 07/01/25...........................  $  5,504
   4,200    DC Association of American Medical Colleges
              Revenue Insured: AMBAC
              5.375% 02/15/17...........................     4,475
   3,450    FL Highlands County, Health Facilities
              Authority Revenue Hospital Adventist
              Health Systems, 2003D,
              5.375% 11/15/35...........................     3,565
   3,000    GA Chatham County Hospital Medical Authority
              Revenue Memorial Health Medical Center
              Project, Series 2001A,
              6.125% 01/01/24...........................     3,240
   2,500    GA Chatham County Hospital Authority,
              Hospital Improvement-Memorial Health
              University, Series 2004A,
              5.500% 01/01/34...........................     2,600
            GA Gainesville and Hall County, Hospital
              Authority Revenue Anticipation
              Certificates, Northeast Georgia Health
              System Income Project,
              Series 2001,
   1,435      5.000% 05/15/11...........................     1,508
   1,610      5.000% 05/15/12...........................     1,679
   1,560      5.000% 05/15/13...........................     1,611
   2,000    IN Health Facility Financing Authority
              Hospital Revenue Refunding Clarian Health
              Partners, Inc., Series A,
              5.500% 02/15/16...........................     2,076
   6,310    MI University of Michigan, Hospital Revenue
              Refunding, Series 2002,
              5.250% 12/01/20...........................     6,656
            MO Health and Educational Facilities
              Authority Revenue SSM Health Care Project,
              Refunding, Series 2002A,
   2,000      5.000% 06/01/11...........................     2,123
   2,500      Series 2003A,
              5.250% 06/01/12...........................     2,693
            SC Greenville Hospital Facilities Revenue,
   5,000      Series 2001, Insured: AMBAC
              5.500% 05/01/26...........................     5,405
   2,000      Refunding, Series 1996B,
              5.250% 05/01/17...........................     2,072
   5,500    TN Knox County Health, Educational and
              Housing Facilities Board Revenue,
              University Health Systems Inc. Project,
              Series 1993,
              5.750% 04/01/19...........................     5,701
   3,335    TX Harris County, Health Facilities
              Development Authority, Hospital Revenue
              Memorial Herman Hospital Systems Project,
              Series 1998, Insured: FSA
              5.500% 06/01/11...........................     3,655

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            HOSPITALS -- (CONTINUED)
$  1,000    TX Harris County, Health Facilities
              Development Corporation, Hospital Revenue
              St. Luke's Episcopal Hospital Project,
              Series 2001A
              5.500% 02/15/11...........................  $  1,080
   4,000    UT Murray City Hospital Revenue, IHC Health
              Services Inc. Project, Refunding Series
              1996, Insured: MBIA
              5.000% 05/15/22...........................     4,083
   1,325    VA Augusta County, Industrial Development
              Authority Revenue, Augusta Health Care,
              Inc., Series 2003,
              5.250% 09/01/20...........................     1,413
   1,000    VA Danville, Industrial Development
              Authority, Hospital Revenue Danville
              Regional Medical Center, Insured: AMBAC
              5.200% 10/01/18...........................     1,084
   5,500    WI Health and Educational Facilities
              Authority Revenue, Aurora Health Care
              Project, Series 1999B,
              5.625% 02/15/20...........................     5,627
   3,500    WI Health and Educational Facilities
              Authority Revenue, Aurora Health Care
              Project, Series 1999B,
              5.500% 02/15/15...........................     3,602
   4,000    WI State Health and Educational Facilities
              Authority Revenue, Aurora Health Care,
              Inc. Project, Series 1999A,
              5.600% 02/15/29...........................     4,060
                                                          ---------
                                                            83,212
                                                          ---------
                                                            86,305
                                                          ---------
            HOUSING -- 2.9%
            MULTI-FAMILY -- 1.8%
            CA ABAG Finance Authority for Non-Profit
              Corporations, Multi-Family Revenue,
              Refunding, Series 2000B,
   2,000      6.250% 08/15/30...........................     2,152
              Series 2000A, AMT
   5,000      6.400% 08/15/30...........................     5,359
   3,000    MD State Economic Development Corp. Student
              Housing Revenue Salisbury Collegiate
              Housing Project, Series 1999A,
              6.000% 06/01/30...........................     3,111
                                                          ---------
                                                            10,622
                                                          ---------
            SINGLE FAMILY -- 1.1%
     440    GA Housing and Finance Authority Single-
              Family Mortgage Revenue Series 1999B-2,
              AMT,
              6.100% 06/01/31...........................       455
      25    MO Housing Development Commission, Mortgage
              Revenue Single Family Homeowner Loan
              Project, Series 1995A, AMT
              Insured: GNMA
              6.100% 09/01/14...........................        25

PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            SINGLE FAMILY -- (CONTINUED)
$    600    NM Mortgage Finance Authority, Single-
              Family Mortgage Revenue Series 1997C, AMT
              Insured: GNMA
              6.050% 07/01/28...........................  $    616
     620    SC Housing Finance and Development Authority
              Revenue Homeownership Mortgage Purchase
              Project, Series 1994A,
              6.375% 07/01/16...........................       633
   4,580    SD Housing Development Authority Revenue
              Series 2002E
              5.550% 05/01/31...........................     4,638
                                                          ---------
                                                             6,367
                                                          ---------
                                                            16,989
                                                          ---------
            INDUSTRIALS -- 5.8%
            CHEMICALS -- 0.9%
   2,000    SC York County Exempt Facility Industrial
              Development Revenue, Hoechst Celanese
              Corporation Project, Series 1994, AMT
              5.700% 01/01/24...........................     1,984
   3,000    TX Port of Bay City Authority, Matagorda
              County Revenue, Hoechst Celanese
              Corporation Project, Series 1996, AMT
              6.500% 05/01/26...........................     3,060
                                                          ---------
                                                             5,044
                                                          ---------
            FOREST PRODUCTS AND PAPER -- 2.7%
   6,750    AL Phoenix County, Industrial Development
              Board, Environmental Import Revenue
              Refunding, Mead Coated Board Project,
              Series 1998B,
              5.250% 04/01/28...........................     6,657
   1,000    MI Cornell Township, Economic Development
              Corporation Revenue, Meadwestvaco-
              Escanaba Project, Refunding, Series 2002,
              5.875% 05/01/18...........................     1,092
   2,470    MS Lowndes County Solid Waste Disposal,
              Pollution Control Revenue, Weyerhaeuser
              Company Project, Refunding, Series 1992A,
              6.800% 04/01/22...........................     2,946
   4,000    SC Georgetown County, Environmental
              Improvement Revenue International Paper
              Company Project, Refunding, Series 2000A,
              5.950% 03/15/14...........................     4,461
   1,000    SC Richland County, Environmental
              Improvement Revenue International Paper,
              Refunding, Series 2003,
              6.100% 04/01/23...........................     1,066
                                                          ---------
                                                            16,222
                                                          ---------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 132

NATIONS FUNDS

Nations Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            MANUFACTURING -- 1.0%
$  1,000    AL McIntosh, Industrial Development Board,
              Environmental Improvement Revenue Series
              1998C,
              5.375% 06/01/28...........................  $  1,022
   1,400    MO Saint Louis Missouri, Industrial
              Development Authority, Pollution Control
              Revenue, Anheuser-Busch Company Project,
              Series 1991,
              6.650% 05/01/16...........................     1,695
   3,000    TN Maury County Industrial Development Board
              Multi-Model Pollution Control Revenue
              Refunding, General Motors Corporation -
              Saturn Corporation Project, Series 1997,
              6.500% 09/01/24...........................     3,058
                                                          ---------
                                                             5,775
                                                          ---------
            OIL AND GAS -- 1.2%
   4,000    TN Maury County, Industrial Development
              Board, Solid Waste Disposal Revenue
              Occidental Petroleum Corporation, Series
              2001A,
              6.250% 08/01/18...........................     4,424
   2,000    TX Texas City Industrial Development Corp.
              Arco Pipe Line Co. Project, Series 1990,
              7.375% 10/01/20...........................     2,564
                                                          ---------
                                                             6,988
                                                          ---------
                                                            34,029
                                                          ---------
            OTHER -- 14.1%
            POOL/BOND BANK -- 0.5%
   1,000    MI Municipal Bond Authority Revenue Series
              2001,
              5.250% 10/01/19...........................     1,074
   1,985    VT Municipal Bond Bank, Revenue Series 1996,
              Insured: AMBAC
              5.750% 12/01/15...........................     2,111
                                                          ---------
                                                             3,185
                                                          ---------
            REFUNDED/ESCROWED(a) -- 12.4%
   1,300    AR Development Finance Authority, Revolving
              Loan Fund, Wastewater Systems Revenue
              Series 1996A, Pre-refunded 06/01/06,
              5.700% 12/01/12...........................     1,358
   5,000    AZ Tucson And Pima County, Industrial
              Development Authority, Single Family
              Mortgage Revenue Series 1983A,
              Pre-refunded 12/01/14,
              (b) 12/01/14..............................     3,299
   9,000    DC Hospital Revenue Medlantic Healthcare
              Group, Refunding, Series A,
              Pre-refunded 08/15/07, Insured: MBIA
              5.375% 08/15/15...........................     9,628
   5,000    GA Atlanta Airport Facilities Revenue
              Refunding, Series 2000A, Insured: FGIC
              Pre-refunded 01/01/10,
              5.600% 01/01/30...........................     5,547
   1,000    GA De Kalb County School District, GO,
              Series 1993A, Escrowed to Maturity,
              6.250% 07/01/09...........................     1,119

PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            REFUNDED/ESCROWED(a) -- (CONTINUED)
$  3,000    IL Chicago Metropolitan Water Reclamation
              District, GO, Series 1993, Escrowed to
              Maturity,
              5.500% 12/01/12...........................  $  3,308
   1,515    IL Glendale Heights Hospital Revenue
              Glendale Heights Project, Refunding,
              Series 1985B, Escrowed to Maturity,
              7.100% 12/01/15...........................     1,794
   8,750    IL Metropolitan Pier and Exposition
              Authority, Dedicated State Tax Revenue
              Unrefunded Balance, Series 1993,
              Pre-refunded 06/15/13, Insured: FGIC
              (b) 06/15/13..............................     6,223
            IN Hamilton/Southeastern Indiana, North
              Delaware School Building Corporation,
              First Mortgage Revenue Series 1996,
              Pre-refunded 01/15/07, Insured: AMBAC
   1,000      5.000% 07/15/07...........................     1,041
   1,000      5.100% 07/15/09...........................     1,053
   3,395    IN Health Facility Financing Authority
              Hospital Revenue Charity Obligation Group,
              Series 1997 D, Pre-refunded 11/01/07,
              5.000% 11/01/26...........................     3,546
   1,600    NE Omaha, Public Power District, Electric
              Revenue Series 1992B, Escrowed to
              Maturity,
              6.200% 02/01/17...........................     1,870
     665    NJ State, Highway Authority, Garden State
              Parkway General Revenue, Series 1971,
              6.500% 01/01/11...........................       727
   1,250    NY New York City, Municipal Water Finance
              Authority, Water and Sewer Systems Revenue
              Series 1997B, Pre-refunded 06/15/07,
              5.750% 06/15/29...........................     1,338
            PA Philadelphia, Hospital and Higher
              Education Facilities Authority, Hospital
              Revenue Frankford Hospital Project, Series
              1993A,
   3,125      Escrowed to Maturity,
              6.000% 06/01/23...........................     3,139
   1,570      Pre-refunded 01/01/05,
              6.000% 06/01/14...........................     1,576
   3,750    SC Berkeley County School District, GO,
              Series 2000, Pre-refunded 04/01/08,
              5.000% 04/01/21...........................     4,030
   2,470    TX Beaumont Independent School District, GO,
              Series 1996, Pre-refunded 02/15/06,
              Insured: PSFG
              5.000% 02/15/17...........................     2,522
   2,000    TX North Central, Health Facilities
              Development Corporation, Hospital Revenue
              Presbyterian Healthcare Project, Series
              1991A, Escrowed to Maturity,
              6.625% 06/01/11...........................     2,248

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            REFUNDED/ESCROWED(a) -- (CONTINUED)
$  2,500    UT County Hospital Revenue Series 1997,
              Pre-refunded 08/15/07, Insured: MBIA
              5.250% 08/15/26...........................  $  2,556
   1,650    UT Provo, Electric Revenue,
              Series 1980, Pre-refunded 04/01/05,
              10.125% 04/01/15..........................     2,168
   1,000    WA King County School District No. 403,
              Renton, GO, Series 1998,
              Pre-refunded 06/01/08,
              5.250% 06/01/15...........................     1,066
   1,120    WA Public Power Supply Systems Revenue
              Nuclear Project Number 1, Refunding,
              Series 1990B, Pre-refunded 07/01/04,
              7.250% 07/01/09...........................     1,236
            WA Seattle GO, Pre-refunded 01/15/06,
   4,365      Series 1996A
              5.625% 01/15/10...........................     4,470
   1,795      Series 1997,
              5.300% 08/01/17...........................     1,892
            WV Jefferson County Board of Education,
              Escrowed to Maturity, Insured: FGIC
   1,450      6.850% 07/01/07...........................     1,574
   1,560      6.850% 07/01/08...........................     1,742
   1,000    WV West Virginia University, State
              University Systems Revenue Marshal
              University Library Project, Series 1996,
              Pre-refunded 04/01/06, Insured: AMBAC
              5.750% 04/01/16...........................     1,041
                                                          ---------
                                                            73,111
                                                          ---------
            TOBACCO -- 1.2%
   4,500    SC Tobacco Settlement Management Revenue
              Series 2001B,
              6.375% 05/15/28...........................     4,588
   2,450    WI Badger TOB Asset Securitization
              Corporation, Asset Backed Revenue Series
              2002,
              5.750% 06/01/12...........................     2,573
                                                          ---------
                                                             7,161
                                                          ---------
                                                            83,457
                                                          ---------
            RESOURCE RECOVERY -- 0.4%
            DISPOSAL -- 0.4%
   2,425    NC Haywood County Industrial Facilities and
              Pollution Control Financing Authority,
              Solid Waste Disposal Revenue, Champion
              International Corporation Project, Series
              1999, AMT,
              6.400% 11/01/24...........................     2,599
                                                          ---------

            TAX-BACKED -- 34.7%
            LOCAL GENERAL OBLIGATIONS -- 14.0%
  15,000    AK North Slope Borough Capital Appreciation,
              GO, Series 2000B, Insured: MBIA
              (b) 06/30/11..............................    11,725
   2,130    AL Birmingham GO, Refunding, Series 2003,
              Insured: AMBAC
              5.250% 06/01/17...........................     2,316

PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            LOCAL GENERAL OBLIGATIONS -- (CONTINUED)
$  2,790    AL Jefferson County School Revenue, Series
              2004A
              5.250% 01/01/19,..........................  $  2,930
            CA Clovis Unified School District, GO,
              Capital Appreciation - Election 2004,
              Series 2004A,
              Insured: FGIC
   7,000      (b) 08/01/20..............................     3,283
   8,350      (b) 08/01/19..............................     4,160
   1,180    HI Honolulu City and County GO, Refunding,
              Series 1993B,
              8.000% 10/01/10...........................     1,440
            IL Cook County GO,
   5,000      Series 1997A, Insured: MBIA
              5.625% 11/15/22...........................     5,321
   2,000      Series 2004, Insured: AMBAC
              5.250% 11/15/21...........................     2,148
   1,750    IL Cook County,
              High School District No. 209, Provisional
              Township, GO, Series 2004, Insured; FSA
              (b) 12/01/15..............................     1,636
   2,565    IL Du Page County GO, Series 1993,
              5.600% 01/01/21...........................     2,924
   1,750    IL Du Page County GO School District No. 41,
              Glen Ellyn, GO, Series 2004, Insured: FSA
              5.000% 02/01/17...........................     1,879
   3,165    IL Kane and De Kalb Counties Community Unit
              School District Number 302, GO, Insured:
              FGIC
              (b) 02/01/21..............................     1,439
   1,535    IL McHenry County Community Unit School
              District Number 200, GO, Series 1996A
              Insured: FSA
              5.750% 01/01/13...........................     1,635
   2,260    IN Marion County Public Library, GO, Series
              2002A,
              4.700% 07/01/19...........................     2,299
   1,000    MI Detroit GO, Refunding, Series 1995B,
              6.375% 04/01/07...........................     1,010
   1,950    MN Elk River Independent School District
              Number 728, GO, Series 2004A, Insured:
              FGIC
              5.000% 02/01/19...........................     2,071
   1,000    MO Independence School District, GO, Series
              1991,
              6.250% 03/01/11...........................     1,106
   1,450    MO Jefferson City School District, GO,
              Series 1991A,
              6.700% 03/01/11...........................     1,641
   2,500    NC New Hanover County, GO, Series 2001,
              5.000% 06/01/20...........................     2,639
   2,100    SC Darlington County School District,
              Insured: FSA
              5.000% 03/01/24...........................     2,200
   1,150    TX Brazosport Independent School District,
              Series 2003C, Insured: PSFG
              5.000% 02/15/16...........................     1,222

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 134

NATIONS FUNDS

Nations Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            LOCAL GENERAL OBLIGATIONS -- (CONTINUED)
$  1,750    TX Dallas County, GO, Series 1996,
              5.250% 08/15/16...........................  $  1,825
   2,220    TX Grande Prairie Independent School
              District, GO, Refunding, Series 2002,
              Insured: PSFG
              5.000% 02/15/22...........................     2,301
   8,000    TX Harris County GO, Refunding, Series 2002,
              Insured: MBIA
              (b) 08/15/19..............................     3,990
   1,900    TX Leander Independent School District, GO,
              Refunding, Series 2002, Insured: PSFG
              5.375% 08/15/17...........................     2,058
   4,155    TX McKinney Independent School District, GO,
              Series 2001, Insured: PSFG
              5.125% 02/15/17...........................     4,395
   3,490    TX Williamson County GO, Refunding, Series
              2004, Insured: MBIA
              5.000% 02/15/16...........................     3,711
   3,000    WA King County Sewer, GO, Refunding, Series
              1996C,
              5.250% 01/01/17...........................     3,136
   2,405    WA Port Seattle, Revenue Series 1999 B,
              6.000% 12/01/11...........................     2,641
   1,525    WA Skagit County School District Number 320,
              GO, Refunding, Series 1996, Insured: FGIC
              5.500% 12/01/12...........................     1,586
                                                          ---------
                                                            82,667
                                                          ---------
            SPECIAL NON-PROPERTY TAX -- 8.1%
   2,500    CA San Francisco, Bay Area Rapid Transit
              District, Sales Tax Revenue Refunding,
              Series 1990, Insured: AMBAC
              6.750% 07/01/11...........................     2,969
   2,500    CO Douglas County, Sales and Use Tax
              Revenue, Series 1996, Insured: MBIA
              5.500% 10/15/11...........................     2,596
            FL Leon County, Capital Improvement Revenue,
              Insured: AMBAC
   4,440      5.000% 10/01/14...........................     4,817
   5,000      5.000% 10/01/15...........................     5,423
   2,000    FL Orange County, Tourist Development Tax
              Revenue Refunding, Series 1998A, Insured:
              AMBAC
              4.750% 10/01/24...........................     2,019
   5,000      Series 2000, Insured: AMBAC
              5.250% 10/01/17...........................     5,344
   1,000    FL Tallahassee Blue Print 2000 Intern
              Government Revenue, Series 2003, Insured:
              FSA
              5.000% 10/01/13...........................     1,073
  11,640    IL Metropolitan Pier and Exposition
              Authority, Dedicated State Tax Revenue
              Unrefunded Balance, Series 1993A
              Insured: FGIC
              (b) 06/15/13..............................     8,167

PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            SPECIAL NON-PROPERTY TAX -- (CONTINUED)
$  3,000    IL Metropolitan Pier And Exposition
              Authority, IL Dedicated Tax Revenue
              McCormick Place Expansion Project,
              Refunding, Series 2002B Insured: MBIA
              5.000% 06/15/21...........................  $  3,135
   3,000    MI Comprehensive Transportation Revenue,
              Refunding Series 1996A, Insured: MBIA
              5.250% 08/01/13...........................     3,121
   5,000    NY New York City Transitional Finance
              Authority Revenue Refunding, Series 2002A,
              5.500% 11/01/26...........................     5,470
   3,950    NY Sales Tax Asset Receivable Corporation
              Refunding, Series 2004A, Insured: AMBAC
              5.000% 10/15/32...........................     4,099
                                                          ---------
                                                            48,233
                                                          ---------
            STATE APPROPRIATED -- 2.1%
   5,435    MI Environmental Protection Program GO,
              Series 1992,
              6.250% 11/01/12...........................     6,198
   1,000    NY Dormitory Authority Revenue Series 2002B,
              5.250% 11/15/23...........................     1,081
   5,000    NY State Urban Development Corp.
              Correctional and Youth Facilities Services
              Revenue, Series 2002A,
              5.000% 01/01/17...........................     5,291
                                                          ---------
                                                            12,570
                                                          ---------
            STATE GENERAL OBLIGATIONS -- 10.5%
   1,735    FL Board of Education Capital Outlay GO,
              Unrefunded Balance, Series 1985,
              9.125% 06/01/14...........................     2,268
   4,425    FL Transportation Department, GO, Series
              2002,
              5.000% 07/01/23...........................     4,601
            GA GO, Series 1992B,
   3,000      6.250% 03/01/11...........................     3,437
   2,000      Refunding, Series C,
              5.500% 07/01/16...........................     2,238
   3,000    IL GO, Series 2004A,
              5.000% 03/01/34...........................     3,069
   3,650    MA House Room 227 GO, Series 2004A,
              5.250% 08/01/20...........................     4,015
   2,000    MA GO, Refunding, Series 2004A,
              5.250% 08/01/22...........................     2,197
   2,625    NV GO, Series 1995A,
              5.500% 11/01/17...........................     2,689
   2,000    PR Public Buildings Authority Revenue
              Guaranteed, Government Facilities, Series
              2002F,
              5.250% 07/01/20...........................     2,171
   1,000    SC State School Facilities GO, Series 2001A
              3.500% 01/01/16...........................       952
   1,000    TX GO, Series 1996,
              5.500% 08/01/15...........................     1,032
  12,700    WA GO, Series 1990A,
              6.750% 02/01/15...........................    15,111

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            STATE GENERAL OBLIGATIONS -- (CONTINUED)
$ 10,000    WA GO, Series 2000A,
              5.625% 07/01/21...........................  $ 10,856
   2,955    WA GO, Unrefunded Balance, Series 1992-93A,
              5.750% 10/01/12...........................     3,284
   1,000    WI GO, Refunding, Series 1993-1,
              5.800% 11/01/08...........................     1,090
   3,000    WI GO, Refunding, Series 2004-2,
              Insured: MBIA
              5.000% 05/01/16...........................     3,208
                                                          ---------
                                                            62,218
                                                          ---------
                                                           205,688
                                                          ---------
            TRANSPORTATION -- 9.0%
            AIR TRANSPORTATION -- 2.1%
   1,000    IN Indianapolis Airport Authority FedEx
              Corp., Series 2004, AMT,
              5.100% 01/15/17...........................     1,051
   5,250    OH Dayton, Special Facilities Revenue Air
              Freight Corp. Project, Series 1988D, AMT
              6.200% 10/01/09...........................     5,788
   5,000    TN Memphis Shelby County Airport Authority
              Special Facilities Revenue Federal Express
              Corp. Project, Refunding, Series 2001,
              5.000% 09/01/09...........................     5,345
                                                          ---------
                                                            12,184
                                                          ---------
            AIRPORTS -- 5.3%
   1,250    AK Alaska State, International Airport
              Revenue, Series 2002B, Insured: AMBAC
              5.500% 10/01/11...........................     1,377
   2,095    FL Miami Dade County, Aviation Revenue Miami
              International Airport, Insured: FGIC
              5.750% 10/01/20...........................     2,277
   3,000    IL Chicago Illinois, O'Hare International
              Airport Revenue Second Lien, Refunding,
              Series 1993C, Insured: MBIA
              5.000% 01/01/18...........................     3,051
   7,000    IL Chicago O'Hare International Airport
              Revenue Second Lien, Refunding, Series
              1999, AMT, Insured: AMBAC
              5.500% 01/01/10...........................     7,525
   2,640    IL Chicago, O'Hare International Airport
              Revenue Senior Lien, Refunding, Series
              1993A,
              5.000% 01/01/16...........................     2,647
   1,960    NV Clark County, Passenger Facility Revenue,
              Refunding Series 2002, Insured: MBIA
              5.250% 07/01/11...........................     2,096
   3,210    TX Dallas-Fort Worth, International Airport
              Revenue Series 2003A, Insured: AMBAC
              5.500% 11/01/15...........................     3,454
   5,000    TX Houston, Airport System Revenue Series
              1998B, AMT, Insured: FGIC 5.000%
              07/01/16..................................     5,101
   3,885    WA Port Seattle, Revenue Series 1999B,
              Insured: FGIC
              5.500% 09/01/13...........................     4,183
                                                          ---------
                                                            31,711
                                                          ---------

PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            PORTS -- 0.3%
$  1,505    VA Port Authority, Port Facility Revenue
              Series 2003, Insured: MBIA
              5.250% 07/01/16...........................  $  1,613
                                                          ---------
            TOLL FACILITIES -- 0.7%
   7,000    TX Turnpike Authority Central Texas Turnpike
              Systems Revenue Capital Appreciation-First
              Tier, Series 2002A
              Insured: AMBAC
              (b) 08/15/16..............................     4,132
                                                          ---------
            TRANSPORTATION -- 0.6%
   2,000    GA Metropolitan Atlanta, Rapid Transit
              Authority of Georgia Revenue Refunding,
              Series 1992P, Insured: AMBAC
              6.250% 07/01/20...........................     2,376
   1,000    SC Transportation Infrastructure Bank
              Revenue Refunding, Series 2004B, Insured:
              AMBAC
              5.250% 10/01/15...........................     1,104
                                                          ---------
                                                             3,480
                                                          ---------
                                                            53,120
                                                          ---------
            UTILITIES -- 13.9%
            INVESTOR OWNED -- 1.1%
   2,000    GA Monroe County, Development Authority,
              Pollution Control Revenue Oglethorpe Power
              Corporation Project, Series 1992A,
              6.800% 01/01/11...........................     2,295
   1,900    TX Brazos River Authority, Pollution Control
              Revenue, Texus Energy Company LLC Project,
              Refunding, Series 2003A,
              6.750% 04/01/38...........................     2,196
   2,000    UT Emery County, Pollution Control Revenue
              Pacificorp Project, Refunding, Series
              1993A, Insured: AMBAC
              5.650% 11/01/23...........................     2,024
                                                          ---------
                                                             6,515
                                                          ---------
            JOINT POWER AUTHORITY -- 3.4%
   3,750    GA Municipal Electric Authority Power
              Revenue Refunding, Series 2002A, Insured:
              FSA
              5.000% 01/01/18...........................     3,951
            MO Environmental Improvement and Energy
              Resource Authority, Pollution Control
              Revenue Associated Electrical Cooperation
              Thomas Hill Project, Series 1996
   3,425      5.500% 12/01/10...........................     3,600
   2,000      5.500% 12/01/11...........................     2,102
   5,000    SC Piedmont Municipal Power Agency, Electric
              Revenue Refunding, Capital Appreciation,
              Series 2004A, Insured: FGIC
              (b) 01/01/24..............................     1,917

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 136

NATIONS FUNDS

Nations Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            JOINT POWER AUTHORITY -- (CONTINUED)
$  3,095    SC Public Service Authority Revenue,
              Refunding, Series 2002D, Insured: FSA
              5.000% 01/01/18...........................  $  3,261
   5,000    WA Public Power Supply Systems Revenue
              Nuclear Project Number 2, Refunding,
              Series 1990A, Pre-refunded 07/01/04
              Insured: MBIA
              5.750% 07/01/11...........................     5,272
                                                          ---------
                                                            20,103
                                                          ---------
            MUNICIPAL ELECTRIC -- 3.4%
   1,000    AK Anchorage, Electric Utilities Revenue
              Senior Lien, Refunding, Series 1993,
              Insured: MBIA
              8.000% 12/01/09...........................     1,196
            CA California, Department of Water
              Resources, Power Supply Revenue Series
              2002A,
   2,500      5.125% 05/01/18...........................     2,634
   1,000      Insured: AMBAC
              5.375% 05/01/18...........................     1,085
   2,000    FL Reedy Creek, Improvement District
              Utilities Revenue, Refunding, Series 2004,
              Insured: MBIA
              5.250% 10/01/14...........................     2,209
   1,700    PR Electric Power Authority Revenue Series
              2002, Insured: MBIA
              5.000% 07/01/20...........................     1,860
   5,000    TX Sam Rayburn Texas Municipal Power Agency
              Revenue Refunding, Series 2002,
              6.000% 10/01/16...........................     5,446
   1,000    TX San Marcos, Electric Utility System
              Revenue Refunding, Series 2002, Insured:
              FSA
              5.250% 11/01/16...........................     1,073
   2,310    WA Chelan County, Public Utilities District
              Division III Revenue Series 1997A, AMT
              5.600% 07/01/32...........................     2,380
   2,000    WA Tacoma Electric Systems Revenue
              Refunding, Series 1997, Insured: AMBAC
              5.250% 01/01/15...........................     2,104
                                                          ---------
                                                            19,987
                                                          ---------

PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            WATER AND SEWER -- 6.0%
$    570    AL Jefferson County, Sewer Revenue,
              Refunding Series 1997A, Insured: FGIC
              5.625% 02/01/22...........................  $    598
   1,020    AL Jefferson County, Sewer Revenue Series
              1997A, Insured: FGIC
              5.625% 02/01/18...........................     1,074
   4,800    IL Chicago Water Revenue, Senior Lien Series
              2000, Insured: AMBAC
              5.750% 11/01/10...........................     5,347
   3,000    MA Water Resources Authority, General
              Revenue Series 1993C, Insured: AMBAC
              5.250% 12/01/15...........................     3,293
   3,520    NY New York City, Municipal Water Finance
              Authority, Water and Sewer Systems Revenue
              Refunding, Series 2001D,
              5.250% 06/15/25...........................     3,694
            SC Western Carolina Regional Sewer
              Authority, Insured: FSA
   7,810      5.250% 03/01/18...........................     8,645
   4,400      5.250% 03/01/21...........................     4,867
   2,500    TN Metropolitan Government, Nashville and
              Davidson County, Water And Sewer Systems
              Revenue Refunding, Series 1993, Insured:
              FGIC
              5.200% 01/01/13...........................     2,736
   2,070    TX Bexar, Metropolitan Water District,
              Waterworks Revenue Unrefunded Balance,
              Series 1995, Insured: MBIA
              6.000% 05/01/15...........................     2,117
   2,830    VA Fairfax County Virginia Water and Sewer
              Authority, Water Revenue Unrefunded
              Balance Series 1992,
              6.000% 04/01/22...........................     3,037
                                                          ---------
                                                            35,408
                                                          ---------
                                                            82,013
                                                          ---------
            TOTAL MUNICIPAL BONDS
              (Cost of $558,122)........................   595,339
                                                          --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            INVESTMENT MANAGEMENT COMPANY -- 0.0%
 165,000    Nations Tax-Exempt Reserves, Capital Class(c) (Cost of
              $165).....................................................   $    165
                                                                           --------
            TOTAL INVESTMENTS
              (Cost of $558,287)(d)...........................     100.6%   595,504
                                                                           --------
            OTHER ASSETS AND
              LIABILITIES, NET................................      (0.6)%   (3,734)
                                                                           --------
            NET ASSETS........................................     100.0%  $591,770
                                                                           ========

---------------
NOTES TO INVESTMENT PORTFOLIO:
(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b) Zero coupon bond.

(c) Money market mutual fund registered under the Investment Act of 1940, as amended, and advised by Bank of America Capital Management, LLC.

(d) Cost for federal income tax purposes is $557,388.


ACRONYM      NAME
-------      ----
ABAG         Association of Bay Area Government
AMBAC        Ambac Assurance Corp.
AMT          Alternative Minimum Tax
FGIC         Financial Guaranty Insurance Co.
FSA          Financial Security Assurance, Inc.
GNMA         Government National Mortgage Association
GO           General Obligation
MBIA         MBIA Insurance Corp.
PSFG         Permanent School Fund Guaranteed
RAD          Radian Asset Assurance, Inc.
TOB          Tender Option Bond

At March 31, 2005, the Fund held investments in the following:

                                                  % OF
HOLDINGS BY REVENUE SOURCE                     NET ASSETS
----------------------------------------------------------
Tax-backed..................................          34.7%
Health care.................................          14.5
Other.......................................          14.1
Utilities...................................          13.9
Transportation..............................           9.0
Industrials.................................           5.8
Education...................................           5.3
Housing.....................................           2.9
Resource recovery...........................           0.4
Investment management company...............           0.0
Other assets and liabilities, net...........          (0.6)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 138

NATIONS FUND

Nations California Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            MUNICIPAL BONDS -- 100.2%
            EDUCATION -- 2.6%
 $1,040     CA Infrastructure and Economic Development
              Bank Revenue, American Center for Wine
              Food Arts Project Series 1999 Insured: ACA
              5.250% 12/01/08...........................   $  1,100
  2,000     CA University of California Revenues,
              University and College Improvements
              Revenue Series 2003A
              5.000% 05/15/10...........................      2,174
                                                           --------
                                                              3,274
                                                           --------
            HEALTH CARE -- 7.3%
            CONTINUING CARE RETIREMENT -- 1.3%
  1,250     CA ABAG Finance Authority For Non-Profit
              Corps Certificates of Participation
              Refunding Episcopal Homes Foundation
              Project Series 1998,
              5.000% 07/01/07...........................      1,282
    300     CA ABAG Finance Authority For Nonprofit
              Corps. Certificates of Participation
              Refunding, American Baptist Homes Project,
              Series 1998A,
              5.500% 10/01/07...........................        309
                                                           --------
                                                              1,591
                                                           --------
            HOSPITALS -- 6.0%
  1,000     CA Health Facilities Finance Authority
              Revenue Cedars-Sinai Medical Center
              Project, Series 1999A
              6.125% 12/01/19...........................      1,087
  5,000     CA Statewide Communities Development
              Authority Revenue Series E Kaiser
              Permanente
              3.875% 04/01/32...........................      5,000
  1,465     CA Statewide Communities Development
              Authority Certificates of Participation,
              Catholic Healthcare West Project Series
              1999,
              6.000% 07/01/09...........................      1,534
                                                           --------
                                                              7,621
                                                           --------
                                                              9,212
                                                           --------
            HOUSING -- 3.3%
            MULTI-FAMILY -- 3.3%
  2,000     CA ABAG Finance Authority for Non-Profit
              Corporations, Multi-Family Revenue,
              Refunding, Series 2000 B,
              6.250% 08/15/30...........................      2,152
  2,000     CA Municipal Mortgage and Equity Tax Exempt
              Bond, Subsidiary LLC Perpetual Preferred,
              Series 2004A-2,
              4.900% 06/30/49...........................      2,002
                                                           --------
                                                              4,154
                                                           --------

PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            OTHER -- 11.1%
            REFUNDED/ESCROWED(a) -- 10.3%
 $1,000     CA Chaffey, California High School District,
              GO Series 2000B Insured: FGIC Pre-refunded
              08/01/10
              5.500% 08/01/14...........................   $  1,122
  1,800     CA Florin, California Resource Conservative
              District Certificates of Participation Elk
              Grove Water Works Project Series 1999A
              Pre-refunded 09/01/09
              6.650% 09/01/19...........................      2,099
  1,750     CA Foothill/Eastern Transportation Corridor
              Agency California Toll Road Revenue Senior
              Lien Series A Pre-refunded 01/01/2010
              7.150% 01/01/13...........................      2,085
  2,000     CA Health Facilities Finance Authority
              Revenue Kaiser Permanente Project Series
              1998A Insured: FSA Pre-refunded 06/01/08
              5.250% 06/01/12...........................      2,162
  5,000     CA Inland Empire Solid Waste Authority
              Revenue Landfill Improvement Financing
              Project, Series 1996B, AMT, Insured: FSA
              Pre-refunded 08/01/11
              6.250% 08/01/11...........................      5,498
     20     CA St Department of Water Resources Central
              Valley Project Revenue Water Systems
              Series 1998T
              Pre-refunded 12/01/08
              5.500% 12/01/08...........................         22
                                                           --------
                                                             12,988
                                                           --------
            TOBACCO -- 0.8%
  1,000     CA Golden State Tobacco Securitization
              Corps., Tobacco Settlement Revenue, Series
              2003A-1,
              3.400% 06/01/08...........................        978
                                                           --------
                                                             13,966
                                                           --------
            RESOURCE RECOVERY -- 0.9%
            DISPOSAL -- 0.9%
  1,000     CA Orange County California Public Financing
              Authority Waste Management Systems Revenue
              Funding, Series 1997, Insured: AMBAC
              5.750% 12/01/10...........................      1,102
                                                           --------

            TAX-BACKED -- 54.7%
            LOCAL APPROPRIATED -- 12.9%
  1,000     CA Alameda County, Certificates of
              Participation, Refunding, Series 2001A,
              Insured: MBIA
              4.250% 12/01/11...........................      1,046
  1,000     CA Alameda County Certificates of
              Participation, Refunding, Series 2001A,
              Insured: MBIA
              5.375% 12/01/10...........................      1,106

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations California Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            LOCAL APPROPRIATED -- (CONTINUED)
 $1,000     CA Anaheim California Public Financing
              Authority, Lease Revenue Public
              Improvements Project, Series 1997C,
              Insured: FSA
              6.000% 09/01/11...........................   $  1,145
  2,320     CA Desert Sands California University School
              District Certificates of Participation,
              Measure O Project, Series 2003F Insured:
              MBIA
              4.000% 03/01/06...........................      2,352
  3,135     CA Kings River Conservative District
              Revenue, Certificates of Participation,
              Peaking Project Series 2004
              5.000% 05/01/14...........................      3,338
  1,500     CA Los Angeles California Municipal
              Improvement, Corporate Lease Revenue
              Special Tax-Police Emergency Projects
              Series 2002G, Insured: FGIC
              5.250% 09/01/13...........................      1,658
  1,000     CA Los Angeles County California Lease
              Revenue, Refunding, Series 2002B Insured:
              AMBAC
              6.000% 12/01/12...........................      1,155
  3,000     CA Oakland J.T. Powers Financing Authority
              Lease Revenue, Refunding, Oakland
              Convention Centers Series 2001 Insured:
              AMBAC
              5.500% 10/01/11...........................      3,362
  1,000     CA San Jose California Financing Authority
              Lease Revenue, Convention Center Project
              Series 2001F, Insured: MBIA
              5.000% 09/01/15...........................      1,062
                                                           --------
                                                             16,224
                                                           --------
            LOCAL GENERAL OBLIGATIONS -- 18.0%
  1,330     CA Compton, California Community College
              District, GO, Series 2004A, Insured: MBIA,
              5.250% 07/01/17...........................      1,447
  1,000     CA East Bay Municipal Utilities District
              Wastewater Systems Revenue, Refunding,
              Series 2003F, Insured: AMBAC
              5.000% 04/01/15...........................      1,068
  1,290     CA Los Altos California School District, GO,
              Series 2001B,
              5.000% 08/01/14...........................      1,375
  3,500     CA Los Angeles California Unified School
              District, GO, Series 2000D,
              5.500% 07/01/09...........................      3,845
    500     CA Los Angeles County, California Community
              College District, Series 2003B Insured:
              FGIC
              5.000% 08/01/12...........................        546
  1,105     CA Los Gatos California JT High School
              District, GO, Series 2002C Insured: FSA
              5.375% 06/01/13...........................      1,219

PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            LOCAL GENERAL OBLIGATIONS -- (CONTINUED)
 $1,230     CA Lucia Mar Unified School District
              California, GO Election 2004
              Insured: FGIC
              5.250% 08/01/20...........................   $  1,325
  3,000     CA San Bernardino Insured: FSA
              5.000% 08/01/17...........................      3,225
  1,000     CA San Juan California Unified School
              District, GO Series 2000 Insured: FGIC
              5.000% 08/01/09...........................      1,081
  1,800     CA San Ramon Valley California Unified
              School District, GO Election 2002 Series
              2004 Insured: FSA
              5.250% 08/01/16...........................      1,969
  1,000     CA Santa Clara County California East Side
              Union High School District GO Refunding
              Series 2003B Insured: MBIA
              4.200% 02/01/11...........................      1,047
  3,285     CA Santa Magarita/Dana Point Authority
              Revenue Series 1997A Insured: AMBAC
              5.500% 08/01/11...........................      3,519
    965     CA State Center California Community College
              District, GO Election 2002 Series A
              Insured: MBIA
              5.250% 08/01/22...........................      1,033
                                                           --------
                                                             22,699
                                                           --------
            SPECIAL NON-PROPERTY TAX -- 12.6%
  2,000     CA California State University Revenue
              Refunding Systemwide Series 2004A Insured:
              FSA
              5.000% 11/01/13...........................      2,185
  1,325       Series 2003A Insured: FGIC
              5.000% 11/01/12...........................      1,449
  2,000     CA Orange County California Redevelopment
              Agency Tax Allocation Central District
              Redevelopment Series 2003 Insured: FGIC
              5.000% 02/15/09...........................      2,149
  1,000     CA San Diego County California Regional
              Transportation Sales Tax Revenue Series
              1996A Insured: AMBAC
              6.000% 04/01/06...........................      1,035
  3,440     CA San Francisco California Bay Area Rapid
              Transportation District Sales Tax Revenue
              Series 1998
              5.500% 07/01/09...........................      3,720
  1,180     CA San Mateo County California Transit
              District Series 1997A Insured: MBIA
              5.000% 06/01/13...........................      1,286
  2,000     CA Santa Clara County California Financing
              Authority Revenue Series 2003
              4.000% 08/01/05...........................      2,009
  1,870     CA State Economic Recovery, GO
              Series 2004A, AMT Insured: FGIC
              5.250% 07/01/14...........................      2,069
                                                           --------
                                                             15,902
                                                           --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 140

NATIONS FUNDS

Nations California Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            SPECIAL PROPERTY TAX - 8.5%
 $2,025     CA Culver City California Redevelopment
              Finance Authority Revenue Refunding Tax
              Allocation Series 1993
              Insured: AMBAC
              5.500% 11/01/14...........................   $  2,250
  1,455     CA Indian Wells California Redevelopment
              Agency Tax Allocation Consolidated
              Whitewater Project Series 2003A
              Insured: AMBAC
              5.000% 09/01/14...........................      1,569
            CA Oakland California Redevelopment Agency
              Tax Allocation Center District
              Redevelopment Project
  3,700       Series 1992, Insured: AMBAC
              5.500% 02/01/14...........................      4,090
  1,500       Series 2003 Insured: FGIC
              5.500% 09/01/12...........................      1,682
  1,000       Series 2003A Insured: AMBAC
              5.250% 07/15/13...........................      1,104
                                                           --------
                                                             10,695
                                                           --------
            STATE APPROPRIATED -- 1.0%
  1,200     CA State Public Works
              5.000% 06/01/15...........................      1,272
                                                           --------
            STATE GENERAL OBLIGATIONS -- 1.7%
  1,000     PR Commonwealth of Puerto Rico Public
              Improvements GO Refunding Series 2003C
              Insured: MBIA
              Mandatory Put 07/01/08 @ 100
              5.000% 07/01/28...........................      1,058
  1,000     PR Commonwealth of Puerto Rico, GO Series
              2004A
              5.250% 07/01/19...........................      1,066
                                                           --------
                                                              2,124
                                                           --------
                                                             68,916
                                                           --------
            TRANSPORTATION -- 1.8%
            AIRPORTS -- 1.8%
  2,000     CA San Francisco California City and County
              Airport Commission International Airport
              Revenue Refunding Second Series Issue 29B
              Insured: FGIC
              5.250% 05/01/13...........................      2,206
                                                           --------

            UTILITIES -- 18.5%
            INDEPENDENT POWER PRODUCERS -- 1.7%
  2,000     CA Sacramento California Cogeneration
              Authority Revenue Refunding Cogeneration
              Project Series 1998
              Insured: MBIA
              5.250% 07/01/09...........................      2,137
                                                           --------

PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            MUNICIPAL ELECTRIC -- 12.0%
 $2,375     CA California State Department of Water
              Resources Power Supply Revenue Series
              2002A,
              6.000% 05/01/13...........................   $  2,700
  1,300     CA Los Angeles California Water and Power
              Revenue Series 2001A Insured: MBIA
              5.250% 07/01/15...........................      1,402
  1,185     CA Modesto California Irrigation District
              Certificates of Participation Series 2001A
              Insured: FSA
              5.250% 07/01/18...........................      1,270
  1,615     CA Sacramento California Municipal Utility
              District Electric Revenue Series 2003R
              Insured: MBIA
              5.000% 08/15/12...........................      1,764
  3,000     CA Southern California Public Power
              Authority Power Project Revenue Series
              1989,
              6.750% 07/01/13...........................      3,538
  2,055     CA Walnut California Energy Center Authority
              Revenue Series 2004A
              Insured: AMBAC
              5.000% 01/01/16...........................      2,193
  2,000     PR Puerto Rico Electric Power Authority
              Power Revenue Series 1997A
              Insured: MBIA
              6.250% 07/01/10...........................      2,278
                                                           --------
                                                             15,145
                                                           --------
            WATER AND SEWER -- 4.8%
  1,000     CA Los Angeles County California Sanitation
              District Financing Authority Revenue
              Capital Project Series 2003A Insured: FSA
              5.000% 10/01/10...........................      1,091
  3,000     CA Metropolitan Water District of Southern
              California Waterworks Revenue
              5.000% 07/01/14...........................      3,256
    650     CA Orange County California Water District
              Revenue Certificates of Participation
              Series 2003B
              Insured: MBIA
              5.375% 08/15/17...........................        704
  1,000     CA Sacramento County California Sanitation
              District Financing Authority Revenue
              Series 2000A
              5.000% 12/01/08...........................      1,070
                                                           --------
                                                              6,121
                                                           --------
                                                             23,403
                                                           --------
            TOTAL MUNICIPAL BONDS
              (Cost of $124,341)........................    126,233
                                                           --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations California Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


 SHARES                                                                      VALUE
  (000)                                                                      (000)
------------------------------------------------------------------------------------
            INVESTMENT MANAGEMENT COMPANY -- 4.1%
  5,125     Nations Tax-Exempt Reserves,
              Capital Class(b) (Cost of $5,125).........................   $  5,125
                                                                           --------
            TOTAL INVESTMENTS
              (Cost of $129,466)(c)...........................     104.3%   131,358
                                                                           --------
            OTHER ASSETS AND LIABILITIES, NET.................      (4.3)%   (5,439)
                                                                           --------
            NET ASSETS........................................     100.0%  $125,919
                                                                           ========

---------------
NOTES TO INVESTMENT PORTFOLIO:
(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(c) Cost for federal income tax purposes is $129,442.

ACRONYM      NAME
-------      ----
ABAG         Association of Bay Area Government
ACA          ACA Financial Guaranty Corp.
AMBAC        Ambac Assurance Corp.
AMT          Alternative Minimum Tax
FGIC         Financial Guaranty Insurance Co.
FSA          Financial Security Assurance, Inc.
GO           General Obligation
IBC          Insured Bond Certificate
MBIA         MBIA Insurance Corp.

At March 31, 2005, the Fund held investments in the following:

                                                  % OF
HOLDINGS BY REVENUE SOURCE                     NET ASSETS
----------------------------------------------------------
Tax-backed..................................          54.7%
Utilities...................................          18.5
Other.......................................          11.1
Health care.................................           7.3
Housing.....................................           3.3
Education...................................           2.6
Transportation..............................           1.8
Resource recovery...........................           0.9
Investment management company...............           4.1
Other assets and liabilities, net...........          (4.3)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 142

NATIONS FUNDS

Nations California Municipal Bond Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            MUNICIPAL BONDS -- 98.2%
            EDUCATION -- 1.4%
$   1,000   CA Educational Facilities Authority Revenue Pooled
              College and University Project, Series 1999B
              5.250% 04/01/24...................................   $  1,006
    2,500     University Southern California Series 2003A
              5.000% 10/01/33...................................      2,575
                                                                   --------
                                                                      3,581
                                                                   --------
            HEALTH CARE -- 8.8%
            HOSPITALS -- 8.8%
    3,500   CA Health Facilities Finance Authority Revenue
              Cedars-Sinai Medical Center Project, Series 1999A
              6.125% 12/01/19...................................      3,804
    5,000   CA Health Facilities Financing Authority, Revenue
              Refunding Insured Health Facilities Mark Twain
              Project, Series 1996 Insured: MBIA
              6.000% 07/01/16...................................      5,282
    2,500   CA Infrastructure And Economic Development Bank,
              Revenue Kaiser Hospital Assistant I-LLC Series
              2001A
              5.550% 08/01/31...................................      2,622
    1,835   CA Statewide Communities Development Authority
              Certificates of Participation Insured: FSA
              5.500% 08/15/19...................................      1,991
    2,500   CA Statewide Communities Development Authority
              Revenue Certificates of Participation Series 1993,
              5.400% 11/01/15...................................      2,515
    3,300   CA Statewide Communities Development, Authority,
              Revenue, Certificates of Participation John
              Muir/Mount Diablo Health Systems Project, Series
              1997 Insured: MBIA
              5.125% 08/15/17...................................      3,491
    1,000   CA Torrance California Hospital Revenue Torrance
              Memorial Medical Center Project, Series 2001A
              5.500% 06/01/31...................................      1,043
    1,000   CA Tri City California Hospital District Revenue
              Series 1991 Insured: MBIA
              6.000% 02/01/22...................................      1,014
      940   CA Turlock California Health Facilities Revenue,
              Certificates of Participation Emanuel Medical
              Center, Inc. Project, Series 2004,
              5.000% 10/15/13...................................        963
                                                                   --------
                                                                     22,725
                                                                   --------

PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            HOUSING -- 8.0%
            MULTI-FAMILY -- 7.7%
$   2,000   CA ABAG Finance Authority for Non-Profit
              Corporations, Multi-Family Revenue, Refunding,
              Series 2000B,
              6.250% 08/15/30...................................   $  2,153
    2,000   CA ABAG Finance Authority for Non-Profit
              Corporations, Multi-Family Revenue Refunding,
              Series 2000A, AMT
              6.400% 08/15/30...................................      2,144
    2,000   CA Daly City California Housing Development Finance
              Agency Mobile Home Park Revenue Franciscan
              Acquisition Project, Series 2002A, 5.850%
              12/15/32..........................................      2,052
    1,290   CA Housing Finance Agency Multi-Unit Rental Housing
              Revenue Series 1992B-II,
              6.700% 08/01/15...................................      1,311
    2,000   CA Municipal Mortgage and Equity Tax Exempt Bond,
              Subsidiary LLC Perpetual Preferred, Series
              2004A-2,
              4.900% 06/30/49...................................      2,002
    2,000   CA Statewide Communities Development Authority ,
              Multi-Family Revenue Refunding Quail Ridge
              Apartments Project, Series 2002E-1,
              5.375% 07/01/32...................................      2,019
    6,000   CA Statewide Communities Development Authority
              Apartment Development Revenue Refunding, Irvine
              Apartment Communities Project Series 1998A-4,
              Mandatory Put 05/15/13,
              5.250% 05/15/25...................................      6,208
    2,000   CA Statewide Communities Development Authority,
              Multi-Family Revenue Refunding Archstone/Oakridge
              Housing Project, Series 1999E, Mandatory Put
              06/01/08 @ 100,
              5.300% 06/01/29...................................      2,100
                                                                   --------
                                                                     19,989
                                                                   --------
            SINGLE FAMILY -- 0.3%
      800   CA Housing Finance Agency Single-Family Mortgage
              Revenue Series 1997B-3 Class I, AMT Insured: FHA
              5.400% 08/01/28...................................        812
                                                                   --------
                                                                     20,801
                                                                   --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations California Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            OTHER -- 14.8%
            REFUNDED/ESCROWED(a) -- 14.4%
$   2,000   CA Anaheim California Union School District GO
              Series 2002, Insured: FSA Pre-refunded 08/01/12
              5.000% 08/01/25...................................   $  2,192
    1,500   CA Capistrano California Unified School District
              Community Facilities District Special Tax Number
              98-2-Ladera Pre-refunded 09/01/09
              5.750% 09/01/29...................................      1,544
    2,000   CA Foothill/Eastern Corridor Agency California Toll
              Road Revenue Sr. Lien Series 1995A Pre-refunded
              01/01/10
              6.000% 01/01/16...................................      2,251
    1,000   CA Health Facilities Financing Authority Revenue
              Kaiser Permanente Project Series 1998B
              Pre-refunded 10/01/08
              5.250% 10/01/13...................................      1,072
    3,000   CA Health Facilities Financing Authority, Revenue
              Kaiser Permanente Project, Series 1998A Insured:
              FSA Pre-refunded 06/01/08
              5.000% 06/01/24...................................      3,109
    2,000   CA Inland Empire Solid Waste Authority Revenue
              Landfill Improvement Financing Project, Series
              1996B, AMT, Insured: FSA
              Pre-refunded 08/01/11
              6.250% 08/01/11...................................      2,199
    2,500   CA Los Angeles County California Public Works
              Financing Authority, Lease Revenue Multiple
              Capital Facilities Project VI, Series 2000A
              Insured: AMBAC Pre-refunded 05/01/10
              5.625% 05/01/26...................................      2,790
      425   CA Los Angeles County California Public Works
              Financing Authority, Revenue Regional Park and
              Open Space District A, Series 1997A, Pre-refunded
              10/01/07
              5.500% 10/01/08...................................        457
    1,115   CA Manhattan Beach California Unified School
              District, Certificates of Participation Series
              1995A
              Insured: MBIA
              Pre-refunded 08/01/05
              5.750% 08/01/20...................................      1,150
    2,865   CA Metropolitan Water District of Southern
              California Waterworks Revenue Series 1993A
              Pre-refunded 07/01/21
              5.750% 07/01/21...................................      3,239

PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            REFUNDED/ESCROWED(a) -- (CONTINUED)
              Series 1997A, Pre-refunded 01/01/08
$     815     5.000% 07/01/26...................................   $    869
      490     5.000% 07/01/26...................................        522
    5,270   CA Pleasanton-Suisun City California Home Financing
              Authority Home Mortgage Revenue, Municipal
              Multiplier Series 1984A Insured: MBIA Pre-refunded
              10/01/16
              (b) 10/01/16......................................      3,141
    2,900   CA Sacramento California Power Authority Revenue
              Cogeneration Project, Series 1995, Pre-refunded
              07/01/06
              5.875% 07/01/15...................................      3,013
    2,000   CA San Diego County California Water Authority Water
              Revenue Certificates of Participation Series
              1998A, Pre-refunded 05/01/08
              5.125% 05/01/16...................................      2,151
    1,455   CA San Joaquin Hills California Transportation
              Corridor Agency Toll Road Revenue Sr. Lien, Series
              1993, Escrowed to Maturity
              7.400% 01/01/07...................................      1,571
    1,405   CA San Jose California Redevelopment Agency Tax
              Allocation Merged Area Redeveloped Escrowed to
              Maturity Insured: MBIA
              6.000% 08/01/15...................................      1,649
    1,025   CA Westwood California Unified School District GO,
              Series 1996, Pre-refunded 08/01/06
              6.500% 08/01/21...................................      1,067
    1,500   PR Commonwealth Infrastructure Financing Authority
              Special Obligation Series 2000A
              Pre-refunded 10/01/10
              5.500% 10/01/32...................................      1,631
    1,520   PR Public Finance Corporation -- Commonwealth
              Appropriation E Pre-refunded 02/01/12
              5.500% 08/01/29...................................      1,684
                                                                   --------
                                                                     37,301
                                                                   --------
            TOBACCO -- 0.4%
    1,000   CA Golden State Tobacco Securitization Corporations,
              Tobacco Settlement Revenue Series 2003A,
              6.250% 06/01/33...................................      1,023
                                                                   --------
                                                                     38,324
                                                                   --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 144

NATIONS FUNDS

Nations California Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            OTHER REVENUE -- 1.1%
            RECREATION -- 1.1%
$   1,400   CA Del Mar California Race Track Authority Revenue
              Refunding Series 1996,
              6.000% 08/15/08...................................   $  1,473
            CA Del Mar California Race Track Authority Revenue
              Refunding, Series 1996
    1,000     6.200% 08/15/11...................................      1,055
      300     6.000% 08/15/06...................................        304
                                                                   --------
                                                                      2,832
                                                                   --------
            TAX-BACKED -- 30.1%
            LOCAL APPROPRIATED -- 6.4%
    1,185   CA Bodega Bay Fire Protection District Certificates
              of Participation Fire Station Project, Series
              1996,
              6.450% 10/01/31...................................      1,247
    3,000   CA Escondido JT Powers Financing Authority, Lease
              Revenue California Center for the Arts Project,
              Series 1995 Insured: AMBAC
              6.000% 09/01/18...................................      3,100
    1,100   CA Foothill/Deanza Community College District
              University Southern California, Certificates of
              Participation Refunding, Series 2003 Insured: MBIA
              5.000% 09/01/17...................................      1,162
    3,000   CA Los Angeles California Convention and Exhibition
              Center Authority Lease Revenue Refunding Series
              1993A
              Insured: MBIA
              6.000% 08/15/10...................................      3,404
    2,000   CA Montery County California Certificates of
              Participation Series 2001 Insured: MBIA
              5.000% 08/01/32...................................      2,036
    1,500   CA Sacramento City Financing Authority City Hall and
              Redevelopment Projects, Series 2002A, Insured: FSA
              5.000% 12/01/32...................................      1,532
    1,750   CA San Joaquin County California Certificates
              Participation Capital Facilities Project, Series
              1993 Insured: MBIA
              5.500% 11/15/13...................................      1,963
    2,000   CA San Mateo County California JT Powers Authority
              Lease Revenue Capital Project, Series 1997A
              Insured: FSA
              5.125% 07/15/32...................................      2,058
                                                                   --------
                                                                     16,502
                                                                   --------

PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            LOCAL GENERAL OBLIGATIONS -- 9.1%
 $  2,010   CA East Side Union High School District California
              Insured: MBIA
              5.250% 08/01/26...................................   $  2,230
    2,575   CA Fresno Calif Unified School District Education
              Center Series 2004B Insured: MBIA
              5.000% 02/01/19...................................      2,781
    1,995   CA Lafayette California GO, Series 2002,
              5.125% 07/15/25...................................   $  2,087
    3,050   CA Larkspur California School District GO, Series
              2000A
              5.250% 08/01/25...................................      3,223
    4,065   CA Lompoc California Unified School District GO
              Election of 2002 Project, Series 2003A Insured:
              FGIC
              5.000% 08/01/27...................................      4,207
    2,095   CA Oak Park California Unified School District GO
              Series 2000 Insured: FSA
              (b) 05/01/14......................................      1,414
    1,000   CA San Diego California Community College District,
              GO Series 2003A Insured: FSA
              5.000% 05/01/22...................................      1,046
    2,000   CA Saratoga California GO Saratoga Community Library
              Project, Series 2001 Insured: MBIA
              5.250% 08/01/31...................................      2,103
    2,965   CA Tahoe Truckee California Unified School District
              Number 2 GO Series 1999A Insured: FGIC
              (b) 08/01/24......................................      1,101
    3,780   CA Tahoe Trukee California Unified School District
              GO Series 1999A Insured: FGIC
              (b) 08/01/23......................................      1,491
    1,610   CA West Contra Costa California Unified School
              District GO Refunding, Series 2001A Insured: MBIA
              5.600% 02/01/20...................................      1,845
                                                                   --------
                                                                     23,528
                                                                   --------
            SPECIAL NON-PROPERTY TAX -- 2.0%
    3,000   CA Los Angeles County California Metropolitan
              Transportation Authority Sales Tax Revenue Series
              2000A
              Insured: FGIC
              5.250% 07/01/30...................................      3,155
    2,000   CA San Francisco California Bay Area Rapid Transit
              District Sales Tax Revenue Series 2001 Insured:
              AMBAC
              5.000% 07/01/26...................................      2,057
                                                                   --------
                                                                      5,212
                                                                   --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations California Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            SPECIAL PROPERTY TAX -- 5.9%
$   1,270   CA Lancaster California Financing Authority Tax
              Allocation Revenue Redevelopment Projects 5 and 6,
              Series 2003 Insured: MBIA
              5.125% 02/01/17...................................   $  1,380
      225   CA Los Angeles County California Public Works
              Financing Authority Revenue Regional Park and Open
              Space District A, Series 1997A,
              5.500% 10/01/08...................................        240
    2,000   CA Los Angeles County California Public Works
              Insured: FSA
              5.250% 10/01/18...................................      2,223
    1,000   CA Oceanside California Community Facilities
              District Special Tax Number 00-1-Ocean Ranch
              Corporation, Series 2004,
              5.875% 09/01/34...................................      1,014
    2,790   CA San Jose California Redevelopment Agency Tax
              Allocation Merged Area Redeveloped Unrefunded
              Balance Insured: MBIA
              6.000% 08/01/15...................................      3,240
    1,500   CA Sulphur Springs California Unified School
              District Special Tax Series 2002-1-A,
              6.000% 09/01/33...................................      1,512
    5,000   CA West Covina California Redevelopment Agency
              Community Facilities District Special Tax
              Refunding Fashion Plaza Project, Series 1996,
              6.000% 09/01/17...................................      5,659
                                                                   --------
                                                                     15,268
                                                                   --------
            STATE APPROPRIATED -- 0.8%
    1,500   CA State Public Works Board Lease Revenue Department
              of Health -- Colinga, Series 2004A,
              5.500% 06/01/19...................................      1,636
      480   PR Public Finance Corporation Miscellaneous Revenue
              Commonwealth Appropriation Series 2002E,
              Unrefunded Balance
              5.500% 08/01/29...................................        508
                                                                   --------
                                                                      2,144
                                                                   --------
            STATE GENERAL OBLIGATIONS -- 5.9%
            CA California State GO
              Series 1991,
    1,675     6.600% 02/01/10...................................      1,906
       65     Series 1995,
              5.750% 03/01/09...................................         66
    2,600     Series 2000 Insured: FGIC
              5.250% 09/01/30...................................      2,735

PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            STATE GENERAL OBLIGATIONS -- (CONTINUED)
$   1,000     Series 1993,
              5.500% 04/01/13...................................   $  1,108
    3,000   Refunding Series 2000,
              5.625% 05/01/26...................................      3,259
    1,940   PR Commonwealth of Puerto Rico GO Public Improvement
              Series 2001A, Unrefunded Balance
              5.375% 07/01/28...................................      2,045
    2,000     Series 2004A,
              5.250% 07/01/22...................................      2,115
    2,000     5.250% 07/01/21...................................      2,122
                                                                   --------
                                                                     15,356
                                                                   --------
                                                                     78,010
                                                                   --------
            TRANSPORTATION -- 10.8%
            AIRPORTS -- 4.9%
    2,000   CA Maritime Infrastructure Authority Airport Revenue
              San Diego Unified Port District Airport, Series
              1995 Insured: AMBAC
              5.500% 11/01/05...................................      2,034
    3,000   CA Orange County California Airport Revenue
              Refunding Series 1997, AMT Insured: MBIA
              5.500% 07/01/10...................................      3,187
    2,250   CA San Francisco City and County Airport Commission
              International Airport Revenue Refunding Series
              2001-27B Insured: FGIC
              5.000% 05/01/21...................................      2,323
    3,000   CA San Francisco California City and County Airports
              Commission International Airport Revenue Second
              Series Issue 10A Insured: MBIA
              5.700% 05/01/26...................................      3,134
    2,000   CA San Francisco California City and County Airports
              Commission International Airport Revenue Refunding
              Series Issue 30 Insured: XLCA
              5.000% 05/01/17...................................      2,112
                                                                   --------
                                                                     12,790
                                                                   --------
            PORTS -- 1.8%
    3,000   CA Long Beach California Harbor Revenue Series 2000A
              AMT,
              5.375% 05/15/24...................................      3,125
    1,500   CA Port Oakland California Port Revenue Refunding
              Series 1997H, AMT
              Insured: MBIA
              5.500% 11/01/15...................................      1,601
                                                                   --------
                                                                      4,726
                                                                   --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 146

NATIONS FUNDS

Nations California Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            TOLL FACILITIES -- 3.2%
$   4,000   CA Foothill/Eastern Corridor Agency California Toll
              Road Revenue Refunding Series 1999,
              5.750% 01/15/40...................................   $  4,042
    2,000   CA Foothill/Eastern Corridor Agency California Toll
              Road Revenue Sr Lien Series 1995, Insured: MBIA
              5.000% 01/01/35...................................      2,027
    2,000   CA Foothill/Eastern Corridor Agency California Toll
              Road Revenue Refunding Series 1999 Insured: MBIA
              5.125% 01/15/15...................................      2,130
                                                                   --------
                                                                      8,199
                                                                   --------
            TRANSPORTATION -- 0.9%
    2,250   PR Commonwealth of Puerto Rico Highway And
              Transportation Authority Transportation Revenue
              Series 1998A Insured: MBIA
              4.750% 07/01/38...................................      2,294
                                                                   --------
                                                                     28,009
                                                                   --------
            UTILITIES -- 23.2%
            INVESTOR OWNED -- 1.2%
    1,000   CA California Pollution Control Financing Authority
              Pollution Control Revenue Southern California
              Edison Co. Project Series 1992B, AMT,
              6.400% 12/01/24...................................      1,020
    2,000   CA Chula Vista California Industrial Development
              Authority San Diego Gas & Electric-B, Series 1996,
              AMT,
              5.500% 12/01/21...................................      2,093
                                                                   --------
                                                                      3,113
                                                                   --------
            JOINT POWER AUTHORITY -- 0.4%
    1,000   CA San Juan California M-S-R Public Power Agency
              Revenue Refunding San Juan Project Series 2001I
              Insured: MBIA
              5.000% 07/01/12...................................      1,077
                                                                   --------
            MUNICIPAL ELECTRIC -- 7.9%
            CA Central Valley Financing Authority Cogeneration
              Project Revenue Carson Ice General Project,
              Series 1993,
    1,110     6.000% 07/01/09...................................      1,148
    1,615     Series 1998 Insured: MBIA
              5.250% 07/01/12...................................      1,721
            CA Sacramento California Municipal
              Utility District Electric Revenue Refunding:
              Series 2001P Insured: FSA
    1,000     5.250% 08/15/20...................................      1,068
    2,000     Series 2001N: Insured: MBIA
              5.000% 08/15/28...................................      2,055
    2,220   CA Sacramento California MUD Electric Revenue Series
              1997K Insured: AMBAC
              5.250% 07/01/24...................................      2,448

PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            MUNICIPAL ELECTRIC -- (CONTINUED)
$   4,000   CA Southern California Public Power Authority Power
              Project Revenue Series 1989,
              6.750% 07/01/13...................................   $  4,717
    1,000   CA Southern California Public Power Authority Power
              Revenue Project Magnolia Power Project, Series
              A2003-1 Insured: AMBAC
              5.000% 07/01/25...................................      1,035
    1,000   CA Walnut California Energy Center Authority Revenue
              Series 2004A Insured: AMBAC
              5.000% 01/01/16...................................      1,067
    5,000   PR Electric Power Authority Power Revenue Series
              2000HH Insured: FSA
              5.250% 07/01/29...................................      5,328
                                                                   --------
                                                                     20,587
                                                                   --------
            WATER AND SEWER -- 13.7%
    3,000   CA California State Department of Water Resources
              Water Systems Revenue Central Valley Project,
              Series 1997S,
              5.000% 12/01/17...................................      3,149
    1,920   CA Contra Costa California Water District Water
              Revenue Series 2002L Insured: FSA
              5.000% 10/01/24...................................      1,985
    2,750   CA East Bay California Municipal Utility District
              Water Systems Revenue Series 2001 Insured: MBIA
              5.000% 06/01/26...................................      2,828
    1,000   CA Eastern Municipal Water District California Water
              and Sewer Certificates of Participation Series
              1991
              Insured: FGIC
              6.750% 07/01/12...................................      1,178
    2,500   CA Elsinore Valley Municipal Water District
              California Certificates of Participation
              Refunding, Series 1992A Insured: FGIC
              6.000% 07/01/12...................................      2,869
    5,000   CA Fresno California Sewer Revenue Series 1993A-1
              Insured: AMBAC
              6.250% 09/01/14...................................      5,930
    3,000   CA Los Angeles California Department of Water and
              Power Waterworks Revenue Series 2001A
              5.125% 07/01/41...................................      3,058
    3,000   Series 2001A Refunding Insured: FGIC
              5.125% 07/01/41...................................      3,058
      985   CA Manteca California Financing Authority Sewer
              Revenue Series 2003B Insured: MBIA
              5.000% 12/01/33...................................      1,002
    3,635   CA Metropolitan Water District of Southern
              California Waterworks Revenue Refunding Series
              1993A
              5.750% 07/01/21...................................      4,209

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations California Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            WATER AND SEWER -- (CONTINUED)
$   2,500   CA Northridge Water District Revenue Certificates of
              Participation Series 1996 Insured: AMBAC
              5.250% 02/01/18...................................   $  2,596
    2,000   CA Pico Rivera California Water Authority Revenue
              Water System Project, Series 1999A, Insured: MBIA
              5.500% 05/01/29...................................      2,245
    1,400   CA San Diego California Public Facilities Financing
              Authority Sewer Revenue Series 1999B Insured: FGIC
              5.000% 05/15/29...................................      1,433
                                                                   --------
                                                                     35,540
                                                                   --------
                                                                     60,317
                                                                   --------
            TOTAL MUNICIPAL BONDS
              (Cost of $239,477)................................    254,599
                                                                   --------


 SHARES
---------
            INVESTMENT MANAGEMENT COMPANY -- 1.1%
2,801,000   Nations Tax-Exempt Reserves,
              Capital Class(c)
              (Cost of $2,801)............................................      2,801
                                                                             --------
            TOTAL INVESTMENTS
              (Cost of $242,278)(d).............................    99.3%     257,400
                                                                             --------
            OTHER ASSETS AND LIABILITIES, NET...................     0.7%       1,688
                                                                             --------
            NET ASSETS..........................................   100.0%    $259,088
                                                                             ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b) Zero coupon bond.

(c) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d) Cost for federal income tax purposes is $242,135.

ACRONYM        NAME
-------        ----
ABAG           Association of Bay Area Governments
AMBAC          Ambac Assurance Corp.
AMT            Alternative Minimum Tax
FGIC           Financial Guaranty Insurance Co.
FHA            Federal Housing Administration
FSA            Financial Security Assurance, Inc.
GO             General Obligation
IBC            Insured Bond Certificates
MBIA           MBIA Insurance Corp.
XLCA           XL Capital Assurance, Inc.

At March 31, 2005, the Fund held investments in the following:

                                                  % OF
HOLDINGS BY REVENUE SOURCE                     NET ASSETS
----------------------------------------------------------
Tax-backed..................................          30.1%
Utilities...................................          23.2
Other.......................................          14.8
Transportation..............................          10.8
Health care.................................           8.8
Housing.....................................           8.0
Education...................................           1.4
Other revenue...............................           1.1
Investment management company...............           1.1
Other assets and liabilities, net...........           0.7
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 148

NATIONS FUNDS

Nations Florida Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            MUNICIPAL BONDS -- 98.4%
            EDUCATION -- 2.2%
$  3,000    FL University Athletic Association, Inc.
              Athletic Program Revenue Series 2001,
              2.200% 10/01/31...........................   $  2,997
   1,000    FL Volusia County Educational Facilities
              Authority Revenue Embry Riddle
              Aeronautical University Project, Series
              1996A,
              6.125% 10/15/26...........................      1,056
                                                           --------
                                                              4,053
                                                           --------
            HEALTH CARE -- 16.9%
            HOSPITALS -- 16.7%
            FL Bay Medical Center Hospital Revenue Bay
              Medical Center Project, Refunding, Series
              1996, Insured: AMBAC
   1,000      5.000% 10/01/05...........................      1,012
   2,000      5.450% 10/01/12...........................      2,107
   2,125    FL Escambia County Health Facilities
              Authority Revenue Ascension Health Credit
              Project, Series 2003A,
              5.250% 11/15/11...........................      2,297
   2,025    FL Marion County Hospital District Revenue
              Refunding, Series 1999,
              5.250% 10/01/11...........................      2,153
     555    FL Orange County Health Facilities Authority
              Revenue Unrefunded Balance, Series 1996A,
              Insured: MBIA
              6.250% 10/01/16...........................        654
   1,750    FL Sarasota County Public Hospital Board
              Revenue Sarasota Memorial Hospital
              Project, Refunding, Series 1998B
              Insured: MBIA
              5.250% 07/01/11...........................      1,897
   1,650    FL Sarasota County Public Hospital Board
              Revenue Sarasota Memorial Hospital
              Project, Refunding, Series 1997B, Insured:
              MBIA
              5.000% 10/01/07...........................      1,727
            FL South Broward Hospital District Revenue
   3,000      Series 2002,
              5.600% 05/01/27...........................      3,200
   1,000      Series 2002,
              5.500% 05/01/22...........................      1,064
   3,955      Series 2003A, Insured: MBIA
              5.250% 05/01/12...........................      4,302
   1,980    FL St. Petersburg Health Facilities
              Authority Revenue All Children's Hospital
              Project, Series 2002, Insured: AMBAC
              5.500% 11/15/16...........................      2,144
   1,995      All Children's Hospital, Series 2002,
              Insured: AMBAC
              5.500% 11/15/15...........................      2,164

PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            HOSPITALS -- (CONTINUED)
$  2,000    FL Tampa Health Systems Revenue Catholic
              Health Project, Series 1998A-1, Insured:
              MBIA
              4.875% 11/15/15...........................   $  2,070
   4,180    VA Arlington County Industrial Development
              Authority Revenue Virginia Hospital
              Arlington Health Systems Project, Series
              2001,
              5.500% 07/01/14...........................      4,498
                                                           --------
                                                             31,289
                                                           --------
            INTERMEDIATE CARE FACILITIES -- 0.2%
     375    FL Orange County Health Facilities Authority
              Revenue Lakeside Alternatives, Inc.
              Project, Refunding, Series 1995,
              6.250% 07/01/05...........................        376
                                                           --------
                                                             31,665
                                                           --------
            HOUSING -- 5.3%
            MULTI-FAMILY -- 4.3%
   3,300    FL Capital Trust Agency Multifamily Housing
              Revenue Shadow Run Project, Series A,
              5.150% 11/01/30...........................      3,473
   2,250    FL Collier County Housing Finance Authority
              Multifamily Revenue Goodlette Arms
              Project, Series 2002A-1,
              4.900% 02/15/32...........................      2,293
   1,000    FL Housing Finance Agency Multi-Family
              Housing Revenue United Dominion Realty
              Trust-Andover Project, Refunding Series
              1996E, AMT
              6.350% 05/01/26...........................      1,023
            FL Housing Finance Agency Revenue Refunding,
              The Vineyards Project, Series 1995H,
     195      5.875% 11/01/05...........................        196
   1,000      6.400% 11/01/15...........................      1,035
                                                           --------
                                                              8,020
                                                           --------
            SINGLE FAMILY -- 1.0%
     420    FL Escambia County Housing Finance Authority
              Single-Family Mortgage Revenue Series
              2000A, AMT
              Insured: MBIA
              6.300% 10/01/20...........................        426
   1,515    FL Housing Finance Corp. Revenue Homeowner
              Mortgage Project Series 1998-1, Insured:
              MBIA
              4.950% 07/01/11...........................      1,573
                                                           --------
                                                              1,999
                                                           --------
                                                             10,019
                                                           --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Florida Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            INDUSTRIALS -- 0.6%
            FOREST PRODUCTS AND PAPER -- 0.6%
$  1,000    FL Bay County Pollution Control Revenue
              International Paper Company, Refunding,
              Series 1998A,
              5.100% 09/01/12...........................   $  1,058
                                                           --------
            OTHER -- 10.3%
            POOL/BOND BANK -- 0.7%
   1,125    FL State Municipal Loan Council Revenue
              Series 2003B, Insured: MBIA
              5.250% 12/01/13...........................      1,232
                                                           --------
            REFUNDED/ESCROWED(a) -- 9.6%
   1,470    FL Boca Raton GO, Series 2000,
              Pre-refunded 07/01/09
              5.000% 07/01/13...........................      1,587
     315    FL Gainesville Utilities System Revenue
              Escrowed to Maturity, Series 1996A,
              5.750% 10/01/07...........................        336
   1,000    FL Lakeland Electricity and Water Revenue
              Refunding, Series 1990, Insured: AMBAC
              Pre-refunded 10/01/09
              (b) 10/01/09..............................        860
   4,640    FL Orange County Health Facilities Authority
              Revenue Orlando Regional Healthcare
              Project, Series 1996A, Insured: MBIA
              Pre-refunded 10/01/08
              6.250% 10/01/08...........................      5,125
   1,445      Orlando Regional Healthcare System, Series
              1996A, Escrowed to Maturity, Insured: MBIA
              6.250% 10/01/16...........................      1,736
   2,070    FL Pembroke Pines Consolidated Utilities
              Systems Revenue Refunding, Series 1992,
              Insured: FGIC
              Pre-refunded 09/01/07
              6.250% 09/01/07...........................      2,165
     510    FL Port St. Lucie Utility Revenue Series
              2003, Pre-refunded 09/01/13
              5.000% 09/01/16...........................        554
   3,000    FL Tampa Tax Allocation Cigarette-H. Lee
              Moffitt Cancer Project, Series 1999,
              Insured: AMBAC
              Pre-refunded 03/01/07
              5.000% 03/01/07...........................      3,119
   1,620    IL Champaign Community Unit School District
              Number 116 Urbana, GO, Series 1999C,
              Insured: FGIC
              Pre-refunded 01/01/09
              (b) 01/01/10..............................      1,367
   1,000    SC Calhoun County Solid Waste Disposal
              Facility Revenue Carolina Eastman Company
              Project, Series 1992, AMT Pre-refunded
              05/01/17
              6.750% 05/01/17...........................      1,217
                                                           --------
                                                             18,066
                                                           --------
                                                             19,298
                                                           --------

PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            OTHER REVENUE -- 0.8%
            RECREATION -- 0.8%
$  1,450    FL State Board of Education Lottery Revenue
              Series 2002A, Insured: FGIC
              5.375% 07/01/17...........................   $  1,580
                                                           --------
            RESOURCE RECOVERY -- 0.9%
            DISPOSAL -- 0.9%
   1,750    FL Okeechobee County Solid Waste Revenue
              Various Disposal -- Waste
              Management/Landfill, Series 2004A, AMT,
              4.200% 07/01/39...........................      1,759
                                                           --------
            TAX-BACKED -- 37.5%
            LOCAL APPROPRIATED -- 2.3%
   1,000    FL Miami Dade County Special Obligation
              Bonds, Series 2002A-1, Insured: AMBAC
              5.000% 04/01/11...........................      1,079
   3,000    FL Palm Beach County School Board
              Certificates of Participation, Series
              2002A, Insured: FSA
              5.375% 08/01/14...........................      3,296
                                                           --------
                                                              4,375
                                                           --------
            LOCAL GENERAL OBLIGATIONS -- 1.8%
   2,000    FL Palm Beach County GO, Refunding, Series
              1998,
              5.500% 12/01/11...........................      2,231
   1,000    FL Saint Lucie County School District GO,
              Series 1997, Insured: FGIC
              5.875% 02/01/07...........................      1,053
                                                           --------
                                                              3,284
                                                           --------
            SPECIAL NON-PROPERTY TAX -- 29.4%
            FL Collier County Gas Tax Revenue Series
              2003, Insured: AMBAC
   3,660      5.250% 06/01/13...........................      4,023
   3,285      5.250% 06/01/15...........................      3,583
   1,375    FL Hialeah Capital Improvement Revenue
              Series 1993,
              5.500% 10/01/18...........................      1,381
   1,000    FL Hillsborough County Capital Improvement
              Revenue County Center Project, Refunding,
              Series 1996B, Insured: MBIA
              5.000% 07/01/11...........................      1,046
              Criminal Justice Facilities Project,
   1,000      Refunding, Series 2003, Insured: FGIC
              5.000% 08/01/12...........................      1,079

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 150

NATIONS FUNDS

Nations Florida Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            SPECIAL NON-PROPERTY TAX -- (CONTINUED)
$  1,000    FL Jacksonville Excise Tax Revenue
              Refunding, Series 1995A, Insured: FGIC
              5.000% 10/01/09...........................   $  1,072
   3,450    FL Jacksonville Guaranteed Entitlement
              Improvement Revenue Refunding, Series
              2002, Insured: FGIC
              5.375% 10/01/18...........................      3,750
            FL Jacksonville Sales Tax Revenue Refunding,
   1,000      Series 2001, Insured FGIC
              5.500% 10/01/12...........................      1,117
   1,000      Series 2002, Insured: FGIC
              5.375% 10/01/18...........................      1,087
   1,080      Series 2003, Insured: MBIA
              5.250% 10/01/19...........................      1,166
   4,285    FL Manatee County School District Sales Tax
              Revenue Series 2003,
              Insured: AMBAC
              5.000% 10/01/12...........................      4,640
   1,530    FL Ocala Cap Imports Revenue Refunding,
              Series 2003, Insured: AMBAC
              5.375% 10/01/16...........................      1,681
   4,000    FL Orange County Tourist Development Tax
              Authority Revenue Refunding, Series 1998A,
              Insured: AMBAC
              5.000% 10/01/15...........................      4,221
   3,500    FL Palm Beach County Criminal Justice
              Facilities Revenue Series 1997,
              Insured: FGIC
              5.750% 06/01/13...........................      3,967
   1,000    FL Palm Beach County Public Improvement
              Revenue GO, Refunding,
              5.000% 08/01/17...........................      1,067
   2,000    FL Palm Beach County Stadium Facilities
              Revenue Series 1996, Insured: MBIA
              5.250% 12/01/16...........................      2,139
   1,000    FL Port St. Lucie Sales Tax Revenue Series
              2003, Insured: MBIA
              5.000% 09/01/19...........................      1,054
   5,000    FL State Department of Environmental
              Protection and Preservation Revenue
              Florida Forever Project, Refunding, Series
              2001B, Insured: MBIA
              5.000% 07/01/09...........................      5,346
   3,000    FL State Division of Bond Finance Department
              of Environmental Protection and
              Preservation 2000, Series 1998B, Insured:
              FSA
              5.500% 07/01/08...........................      3,227
   3,775    FL Tallahassee Blue Print 2000 Intern
              Government Revenue Series 2003, Insured:
              FSA
              5.000% 10/01/13...........................      4,050
   3,170    FL Tampa Sports Authority and Local Optional
              Sales Tax Revenue Stadium Project, Series
              1997, Insured: MBIA
              6.000% 01/01/07...........................      3,339

PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            SPECIAL NON-PROPERTY TAX -- (CONTINUED)
$  1,000    FL Tampa Sports Authority Revenue Sales Tax
              Tampa Bay Arena Project, Series 1995,
              Insured: MBIA
              5.750% 10/01/20...........................   $  1,164
                                                           --------
                                                             55,199
                                                           --------
            SPECIAL PROPERTY TAX -- 1.4%
   2,335    FL Hillsborough County Individual
              Development Authority Cigarette Tax
              Allocation, H. Lee Moffitt Cancer Project,
              Series 2002B, Insured: AMBAC
              5.500% 09/01/15...........................      2,566
                                                           --------
            STATE GENERAL OBLIGATIONS -- 2.6%
   1,000    FL State Board of Education Public Education
              Capital Outlay GO, Refunding, Series
              1993A,
              5.000% 06/01/08...........................      1,059
              Public Education Capital Outlay GO,
   3,525      Series 1997A,
              5.500% 01/01/08...........................      3,707
                                                           --------
                                                              4,766
                                                           --------
                                                             70,190
                                                           --------
            TRANSPORTATION -- 2.3%
            AIRPORTS -- 1.1%
   1,000    FL Dade County Aviation Revenue Refunding,
              Series 1994B, AMT
              Insured: AMBAC
              6.300% 10/01/05...........................      1,019
   1,000    FL Greater Orlando Aviation Authority
              Airport Facilities Revenue Refunding,
              Series 1997, AMT Insured: FGIC
              5.125% 10/01/12...........................      1,044
                                                           --------
                                                              2,063
                                                           --------
            TOLL FACILITIES -- 1.2%
   2,000    FL Orlando and Orange County Expressway
              Authority Revenue Junior Lien, Series
              1990, Insured: FGIC
              6.500% 07/01/10...........................      2,290
                                                           --------
                                                              4,353
                                                           --------
            UTILITIES -- 21.6%
            JOINT POWER AUTHORITY -- 3.1%
   3,420    FL State Municipal Agency Revenue Refunding,
              Series 2003A, Insured: FSA
              5.000% 10/01/13...........................      3,703
   1,850    FL State Municipal Power Agency Revenue
              Stanton II Project, Refunding, Series
              2002, Insured: AMBAC
              5.500% 10/01/21...........................      2,024
                                                           --------
                                                              5,727
                                                           --------
            MUNICIPAL ELECTRIC -- 10.4%
     685    FL Gainesville Utilities Systems Revenue
              Unrefunded Balance, Series 1996A,
              5.750% 10/01/07...........................        731

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Florida Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            MUNICIPAL ELECTRIC -- (CONTINUED)
$  2,000    FL Jacksonville Electric Systems Authority
              Revenue Refunding, Series 1995-11,
              5.375% 10/01/15...........................   $  2,014
   2,500    FL Jea St. Johns River Power Parkway Systems
              Revenue Refunding, Series 2002, 5.250%
              10/01/13..................................      2,699
   2,235    FL Kissimmee Utility Authority Electrical
              System Improvement Revenue Refunding,
              Series 2003, Insured: FSA
              5.250% 10/01/15...........................      2,445
            FL Orlando Utilities Commission Water and
              Electric Revenue Refunding,
   5,000      Series C,
              5.250% 10/01/18...........................      5,382
   5,865      Series 2001,
              5.000% 10/01/09...........................      6,284
                                                           --------
                                                             19,555
                                                           --------
            WATER AND SEWER -- 8.1%
   2,000    FL Brevard County Utilities Revenue
              Refunding, Series 2002, Insured: FGIC
              5.250% 03/01/14...........................      2,173
   1,200    FL Daytona Beach Utility Systems Revenue
              Refunding, Series D, Insured: FSA
              5.250% 11/15/16...........................      1,299
   1,070    FL Hollywood Water and Sewer Improvement
              Revenue Refunding, Series 2003, Insured:
              FSA
              5.000% 10/01/17...........................      1,137
   2,000    FL Manatee County Public Utilities and
              Improvement Revenue Refunding, Series
              2003A, Insured: MBIA
              5.000% 10/01/12...........................      2,168
   1,810    FL Miami Beach Water and Sewer Revenue
              Series 1995, Insured: FSA
              5.375% 09/01/15...........................      1,864
   3,500    FL Miami Dade County Water and Sewer Revenue
              Refunding, Series 2003,
              Insured: MBIA
              5.000% 10/01/07...........................      3,675
     490    FL Port St. Lucie Utility Revenue Unrefunded
              Balance, Series 2003,
              5.000% 09/01/16...........................        523
   1,000    FL Tallahassee Conservative Utilities System
              Revenue Refunding, Series 2001, Insured:
              FGIC
              5.500% 10/01/18...........................      1,136
   1,110    FL Tohopekaliga Water Authority Utility
              Revenue Series 2003B, Insured: FSA
              5.250% 10/01/17...........................      1,205
                                                           --------
                                                             15,180
                                                           --------
                                                             40,462
                                                           --------
            TOTAL MUNICIPAL BONDS
              (Cost of $181,264)........................    184,437
                                                           --------


 SHARES
--------
            INVESTMENT MANAGEMENT COMPANY -- 0.4%
$725,000    Nations Tax-Exempt Reserves, Capital
              Class(c) (Cost of $725)...................................   $    725

            TOTAL INVESTMENTS
              (Cost of $181,989)(d)...........................      98.8%   185,162
                                                                           --------
            OTHER ASSETS AND LIABILITIES, NET.................       1.2%     2,295
                                                                           --------
            NET ASSETS........................................     100.0%  $187,457
                                                                           ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b) Zero coupon bond.

(c) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d) Cost for federal income tax purposes is $181,910.

ACRONYM      NAME
-------      ----
AMBAC        Ambac Assurance Corp.
AMT          Alternative Minimum Tax
FGIC         Financial Guaranty Insurance Co.
FSA          Financial Security Assurance, Inc.
GO           General Obligation
MBIA         MBIA Insurance Corp.

At March 31, 2005, the Fund held investments in the following:

                                                  % OF
HOLDINGS BY REVENUE SOURCE                     NET ASSETS
----------------------------------------------------------
Tax-backed..................................          37.5%
Utilities...................................          21.6
Health care.................................          16.9
Other.......................................          10.3
Housing.....................................           5.3
Transportation..............................           2.3
Education...................................           2.2
Resource recovery...........................           0.9
Other revenue...............................           0.8
Industrials.................................           0.6
Investment management company...............           0.4
Other assets and liabilities, net...........           1.2
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 152

NATIONS FUNDS

Nations Florida Municipal Bond Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
--------------------------------------------------------------------------
            MUNICIPAL BONDS -- 97.7%
            EDUCATION -- 4.5%
$  1,465    FL Miami-Dade County Educational Facilities
              Authority Miami University, Series 2004A, Insured:
              AMBAC
              5.000% 04/01/14...................................   $ 1,582
   2,380    FL Volusia County Educational Facilities Authority
              Revenue Embry - Riddle Aeronautical University
              Project, Series 1999A,
              5.750% 10/15/29...................................     2,402
                                                                   -------
                                                                     3,984
                                                                   -------
            HEALTH CARE -- 5.3%
            HOSPITALS -- 5.3%
   2,000    FL North Broward Hospital District Revenue
              Refunding, Series 1997, Insured: MBIA
              5.250% 01/15/17...................................     2,083
   1,260    FL Orange County Health Facilities Authority Revenue
              Unrefunded Balance, Series 1996A, Insured: MBIA
              6.250% 10/01/16...................................     1,483
   1,000    FL South Broward Hospital District Revenue Series
              2002,
              5.600% 05/01/27...................................     1,067
                                                                   -------
                                                                     4,633
                                                                   -------
            HOUSING -- 6.2%
            MULTI-FAMILY -- 2.3%
   1,000    FL Capital Trust Agency Multifamily Housing Revenue
              Shadow Run Project, Series A,
              5.150% 11/01/30...................................     1,053
   1,000    FL Collier County Housing Finance Authority
              Multifamily Revenue Goodlette Arms Project, Series
              2002A-1,
              4.900% 02/15/32...................................     1,019
                                                                   -------
                                                                     2,072
                                                                   -------
            SINGLE FAMILY -- 3.9%
     365    FL Escambia County Housing Finance Authority
              Single-Family Mortgage Revenue Series 2000A, AMT,
              Insured: MBIA
              6.300% 10/01/20...................................       370
   1,105    FL Housing Finance Agency Revenue Homeowner Mortgage
              Project, Series 1998-1, Insured: MBIA
              4.950% 01/01/11...................................     1,148
   1,805    Homeowner Mortgage Project, Series 1997-2, AMT,
              Insured: MBIA
              5.750% 07/01/14...................................     1,881
                                                                   -------
                                                                     3,399
                                                                   -------
                                                                     5,471
                                                                   -------

PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
--------------------------------------------------------------------------
            INDUSTRIALS -- 1.7%
            FOREST PRODUCTS AND PAPER -- 1.7%
$  1,375    FL Bay County Pollution Control Revenue
              International Paper Company, Refunding, Series
              1998A,
              5.100% 09/01/12...................................   $ 1,455
                                                                   -------
            OTHER -- 12.6%
            POOL/BOND BANK -- 1.2%
   1,015    FL Municipal Loan Council Revenue Series A, Insured:
              MBIA
              5.000% 02/01/19...................................     1,071
                                                                   -------
            REFUNDED/ESCROWED(A) -- 11.4%
   2,430    FL Leon County Capital Improvement Revenue Series
              1997, Insured: AMBAC Pre-refunded 10/01/07
              5.250% 10/01/17...................................     2,568
   3,260    FL Orange County Health Facilities Authority Revenue
              Orlando Regional Healthcare System, Series 1996A,
              Escrowed to Maturity, Insured: MBIA
              6.250% 10/01/16...................................     3,916
   1,800    FL Orlando Utilities Commission Water and Electric
              Revenue Refunding, Series 1989D, Pre-refunded
              10/01/17
              6.750% 10/01/17...................................     2,192
   1,250    FL State Board of Education Public Education Capital
              Outlay GO, Series 1996A, Pre-refunded 06/01/06
              5.250% 06/01/16...................................     1,300
                                                                   -------
                                                                     9,976
                                                                   -------
                                                                    11,047
                                                                   -------
            OTHER REVENUE -- 1.2%
            RECREATION -- 1.2%
   1,000    FL State Board of Education Lottery Revenue Series
              2000C Insured: FGIC
              5.250% 07/01/17...................................     1,077
                                                                   -------
            RESOURCE RECOVERY -- 6.4%
            RESOURCE RECOVERY -- 6.4%
   5,000    FL Palm Beach County Solid Waste Authority Revenue
              Unrefunded Balance, Series 1997A Insured: AMBAC
              6.000% 10/01/10...................................     5,587
                                                                   -------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Florida Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
--------------------------------------------------------------------------
            TAX-BACKED -- 26.5%
            LOCAL APPROPRIATED -- 4.5%
$  1,470    FL Brevard County School Board Certificates of
              Participation, Series 2004A, Insured: FGIC
              5.000% 07/01/17...................................   $ 1,564
   2,240    FL Osceola County School Board Certificates of
              Participation, Series 2004A, Insured: FGIC
              5.000% 06/01/16...................................     2,400
                                                                   -------
                                                                     3,964
                                                                   -------
            SPECIAL NON-PROPERTY TAX -- 10.2%
   3,720    FL Jacksonville Guaranteed Entitlement Improvement
              Revenue Refunding, Series 2002, Insured: FGIC
              5.375% 10/01/19...................................     4,039
   2,000    FL Tampa Sports Authority Local Optional Sales Tax
              Revenue Stadium Project, Series 1997, Insured:
              MBIA
              5.250% 01/01/17...................................     2,088
   2,500    FL Tampa Sports Authority Sales Tax Revenue Tampa
              Bay Arena Project, Series 1995, Insured: MBIA
              5.750% 10/01/15...................................     2,825
                                                                   -------
                                                                     8,952
                                                                   -------
            STATE GENERAL OBLIGATIONS -- 11.8%
   3,000    FL State Board of Education Capital Outlay GO,
              Series 1997A,
              5.000% 01/01/17...................................     3,109
   1,000    FL State Department of Transportation Revenue Series
              2002, Insured: MBIA
              5.375% 07/01/15...................................     1,095
   1,000    FL State Department of Transportation GO, Series
              2004-A
              5.000% 07/01/30...................................     1,036
   4,190    PR Commonwealth GO, Series 1997, Insured: MBIA
              6.500% 07/01/15...................................     5,103
                                                                   -------
                                                                    10,343
                                                                   -------
                                                                    23,259
                                                                   -------
            TRANSPORTATION -- 9.6%
            AIRPORTS -- 9.6%
   2,500    FL Dade County Aviation Revenue Series 1996A, AMT
              Insured: MBIA
              5.750% 10/01/12...................................     2,635
   3,500    FL Miami-Dade County Aviation Revenue Series 1998C,
              AMT Insured: MBIA
              5.250% 10/01/15...................................     3,677
   2,000    FL Pensacola Airport Revenue Series 1997B, AMT
              Insured: MBIA
              5.625% 10/01/14...................................     2,130
                                                                   -------
                                                                     8,442
                                                                   -------

PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
--------------------------------------------------------------------------
            UTILITIES -- 23.7%
            MUNICIPAL ELECTRIC -- 10.9%
$  2,250    FL Charlotte County Utility Revenue Refunding,
              Series 1996A Insured: FGIC
              5.625% 10/01/16...................................   $ 2,380
   3,000    FL Gainesville Utility Systems Revenue Series 1992B,
              6.500% 10/01/11...................................     3,492
   2,000    FL Jea St. Johns River Power Parkway Systems Revenue
              Refunding, Series 2002,
              5.250% 10/01/13...................................     2,160
   1,425    FL Orlando Utilities Commission Water and Electric
              Revenue Refunding, Series C,
              5.250% 10/01/18...................................     1,534
                                                                   -------
                                                                     9,566
                                                                   -------
            WATER AND SEWER -- 12.8%
   2,445    FL Miami-Dade County Stormwater Utility Revenue
              Series 2004, Insured: MBIA
              5.000% 04/01/24...................................     2,557
   1,485    FL Municipal Loan Council Revenue North Miami Beach
              Water Project, Series 2002B, Insured: MBIA
              5.375% 08/01/16...................................     1,621
   1,000    FL Ocala Utilities System Revenue Refunding, Series
              B, Insured: FGIC
              5.250% 10/01/20...................................     1,085
   2,115    FL Port St. Lucie Utilities Revenue Series 2003,
              Insured: MBIA
              5.000% 09/01/19...................................     2,229
   1,000    FL Sarasota County Utility Systems Revenue
              Refunding, Series 2002C Insured: FGIC
              5.250% 10/01/16...................................     1,082
   1,030    FL Sebring Water and Wastewater Revenue Refunding,
              Series 2002, Insured: FGIC
              5.250% 01/01/14...................................     1,123
   1,330    FL Tallahassee Conservative Utility System Revenue
              Refunding, Series 2001, Insured: FGIC
              5.500% 10/01/14...................................     1,495
                                                                   -------
                                                                    11,192
                                                                   -------
                                                                    20,758
                                                                   -------
            TOTAL MUNICIPAL BONDS
              (Cost of $80,862).................................    85,713
                                                                   -------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 154

NATIONS FUNDS

Nations Florida Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                            VALUE
 SHARES                                                                     (000)
-----------------------------------------------------------------------------------
            INVESTMENT MANAGEMENT COMPANY -- 0.8%
 725,000    Nations Tax-Exempt Reserves,
              Capital Class(b) (Cost of $725)...........................       725
                                                                           --------
            TOTAL INVESTMENTS
              (Cost of $81,587)(c)............................      98.5%   86,438
                                                                           -------
            OTHER ASSETS AND LIABILITIES, NET.................       1.5%    1,314
                                                                           --------
            NET ASSETS........................................     100.0%  $87,752
                                                                           ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.
(b)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(c)
  Cost for federal income tax purposes is $81,463.

ACRONYM      NAME
-------      ----
AMBAC        Ambac Assurance Corp.
AMT          Alternative Minimum Tax
FGIC         Financial Guaranty Insurance, Co.
GO           General Obligation
MBIA         MBIA Insurance Corp.

At March 31, 2005, the Fund held investments in the following:

                                                  % OF
HOLDINGS BY REVENUE SOURCE                     NET ASSETS
----------------------------------------------------------
Tax-backed..................................          26.5%
Utilities...................................          23.7
Other.......................................          12.6
Transportation..............................           9.6
Resource recovery...........................           6.4
Housing.....................................           6.2
Health care.................................           5.3
Education...................................           4.5
Industrials.................................           1.7
Other revenue...............................           1.2
Investment management company...............           0.8
Other assets and liabilities, net...........           1.5
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Georgia Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            MUNICIPAL BONDS -- 98.8%
            EDUCATION -- 6.2%
$  1,150    GA Athens University of Georgia Student
              Housing Authority Revenue Refunding,
              Series 2002, Insured: AMBAC
              5.250% 12/01/19...........................   $  1,235
            GA Bulloch County Development Authority
              Student Housing Lease Revenue Georgia
              Southern University Project, Series 2002,
              Insured: AMBAC
   1,090      4.000% 08/01/11...........................      1,116
   1,055      3.750% 08/01/10...........................      1,072
   1,870    GA Cobb County Development Authority
              University Facilities Lease Revenue
              Kennesaw State University Foundation, Inc.
              Project, Series 2004, Insured: MBIA
              5.000% 07/15/19...........................      1,980
   1,300    GA Dekalb County Development Authority
              Revenue Emory University Project, Series
              1994A,
              6.000% 10/01/14...........................      1,330
            GA Fulton County Development Authority
              Revenue
     500      Clark Atlanta University Project, Series
              1995, Insured: CON
              5.125% 01/01/10...........................        519
   1,735      Georgia Tech Foundation Facilities
              Project, Series 1997A,
              5.000% 09/01/17...........................      1,813
                                                           ---------
                                                              9,065
                                                           ---------
            HEALTH CARE -- 13.9%
            HOSPITALS -- 13.9%
   1,000    GA Chatham County Hospital Authority Revenue
              Memorial Health University, Series 2004A,
              5.375% 01/01/26...........................      1,035
   3,000    GA Chatham County Hospital Medical Authority
              Revenue Memorial Health Medical Center
              Project, Series 2001A,
              6.125% 01/01/24...........................      3,240
   3,190    GA Clayton County Hospital Authority Revenue
              Anticipation Certificates, Southern
              Regional Medical Center Project, Series
              1998A, Insured: MBIA
              5.250% 08/01/09...........................      3,427
   2,000    GA Fulco Hospital Authority Revenue
              Anticipation Certificates, Catholic Health
              East Project, Series 1998A, Insured: MBIA
              4.600% 11/15/09...........................      2,099
   1,000    GA Gainesville & Hall County Hospital
              Authority Revenue Anticipation
              Certificates, Northeast Georgia Health
              System Inc. Project, Series 2001,
              5.000% 05/15/15...........................      1,021

PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            HOSPITALS -- (CONTINUED)
$  3,000    GA Henry County Hospital Authority Revenue
              Henry Medical Center Project, Series 1997,
              Insured: AMBAC Prerefunded 07/01/07
              6.000% 07/01/29...........................   $  3,354
            GA Savannah Hospital Authority Revenue St.
              Joseph's Candler Health Systems
              Project,
              Series 1998A, Insured: FSA
   1,225      5.250% 07/01/11...........................      1,302
   1,310      5.250% 07/01/12...........................      1,397
   1,000      Series 1998B, Insured: FSA
              5.250% 07/01/10...........................      1,069
   2,225    GA Tift County Hospital Authority Revenue
              Series 2002, Insured: AMBAC
              5.250% 12/01/18...........................      2,371
                                                           ---------
                                                             20,315
                                                           ---------
            HOUSING -- 6.3%
            MULTI-FAMILY -- 6.0%
   2,000    GA Atlanta Urban Residential Finance
              Authority Multi-Family Revenue Housing
              City Plaza Project, Refunding, Series
              1998, AMT, Insured: FNMA
              4.550% 12/01/28...........................      2,048
   3,815    GA Clayton County Georgia Housing Authority
              Multi-Family Housing Revenue Refunding
              Tara Court II Apartments Project, Series
              2001 Mandatory Put 12/01/11 @ 100
              4.350% 12/01/31...........................      3,919
   2,000    GA Cobb County Development Authority
              University Facilities Revenue Kennesaw
              State University Housing Project, Series
              2004A, Insured: MBIA
              5.250% 07/15/19...........................      2,158
     500    GA Lawrenceville Housing Authority
              Multifamily Revenue Knollwood Park
              Apartments Project, Series 1997, AMT
              Insured: FNMA
              6.250% 12/01/29...........................        540
                                                           ---------
                                                              8,665
                                                           ---------
            SINGLE FAMILY -- 0.3%
            GA State Housing and Finance Authority
              Single-Family Mortgage Revenue
      40      Series 1999B-2, AMT,
              6.100% 06/01/31...........................         41
     400      Series 1998B-3, Insured: FHA
              4.400% 06/01/17...........................        401
                                                           ---------
                                                                442
                                                           ---------
                                                              9,107
                                                           ---------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 156

NATIONS FUNDS

Nations Georgia Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            INDUSTRIALS -- 5.7%
            FOOD PRODUCTS -- 2.2%
            GA Cartersville Development Authority Sewer
              Facilities Revenue Anheuser-Busch
              Companies, Inc. Project, Refunding, Series
              1997, AMT,
$  2,000      5.625% 05/01/09...........................   $  2,145
   1,000      6.125% 05/01/27...........................      1,039
                                                           ---------
                                                              3,184
                                                           ---------
            FOREST PRODUCTS AND PAPER -- 2.1%
   3,000    GA Richmond County Development Authority
              Environmental Improvement Revenue,
              International Paper Co. Project, Series
              2001A,
              5.150% 03/01/15...........................      3,135
                                                           ---------

            OIL AND GAS -- 1.4%
   2,000    LA Calcasieu Parish Louisiana Industrial
              Development Board Pollution Control
              Revenue Occidental Petroleum Project,
              Series 2001,
              4.800% 12/01/06...........................      2,049
                                                           ---------
                                                              8,368
                                                           ---------
            OTHER -- 17.3%
            POOL/BOND BANK -- 1.0%
   1,315    AK Municipal Bond Bank Authority Revenue
              Series 2003, Insured: MBIA
              5.250% 12/01/17...........................      1,411
                                                           ---------

            REFUNDED/ESCROWED(A) -- 15.3%
   5,000    GA Atlanta Airport Facilities Revenue
              Refunding, Series 2000A, Insured: FGIC
              Pre-refunded 01/01/10
              5.600% 01/01/30...........................      5,547
   1,060    GA Atlanta Water and Wastewater Revenue
              Unrefunded Balance, Series 1999A, Insured:
              FGIC Prerefunded 05/01/09
              5.000% 11/01/38...........................      1,141
   1,000    GA Clayton County Water and Sewer Authority
              Revenue Series 2000,
   1,000      Pre-refunded 05/01/10
              5.600% 05/01/18...........................      1,113
   2,000      6.250% 05/01/17...........................      2,287
   2,000    GA Forsyth County School District GO, Series
              1999, Pre-refunded 02/01/10
              6.000% 02/01/15...........................      2,273
   2,900    GA Fulton County Housing Authority
              Multifamily Housing Revenue Concorde Place
              Apartments Project, Series 1996A, AMT
              Pre-refunded 07/01/06
              6.375% 01/01/27...........................      3,168

PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            REFUNDED/ESCROWED(A) -- (CONTINUED)
$  1,550    GA Henry County Hospital Authority Revenue
              Henry Medical Center Project, Series 1997,
              Insured: AMBAC
              Pre-refunded 07/01/07
              5.250% 07/01/09...........................   $  1,656
   1,000    GA Macon Bibb County Industrial Authority
              Revenue Weyerhaeuser Company Project,
              Series 1982,
              Pre-refunded 10/01/07
              9.000% 10/01/07...........................      1,143
     540    GA Metropolitan Atlanta Rapid Transit
              Authority Revenue Series 1983D,
              Pre-refunded 07/01/11
              7.000% 07/01/11...........................        644
   3,000    GA State GO, Series 1999D,
              Pre-refunded 11/01/09
              5.800% 11/01/13...........................      3,375
                                                           ---------
                                                             22,347
                                                           ---------
            TOBACCO -- 1.0%
   1,500    SC Tobacco Settlement Management Revenue
              Series 2001B,
              6.375% 05/15/28...........................      1,529
                                                           ---------
                                                             25,287
                                                           ---------
            TAX-BACKED -- 28.0%
            LOCAL APPROPRIATED -- 6.1%
   2,490    GA East Point Building Authority Revenue
              Series 2000, Insured: FSA
              (b) 02/01/18..............................      1,284
   5,000    GA Fulton County Building Authority Revenue
              Judicial Center Facilities Project, Series
              2002B, Insured: MBIA
              4.000% 01/01/08...........................      5,127
   1,250    GA Municipal Association, Inc. Certificates
              of Participation, City Court Atlanta
              Project, Series 2002, Insured: AMBAC
              5.250% 12/01/26...........................      1,308
   1,000    GA Smyrna Downtown Development Authority
              Revenue Refunding, Series 2002, Insured:
              AMBAC
              5.250% 02/01/16...........................      1,105
                                                           ---------
                                                              8,824
                                                           ---------
            LOCAL GENERAL OBLIGATIONS -- 16.4%
   2,320    AL Birmingham GO, Refunding, Series 2003A,
              Insured: AMBAC
              5.250% 06/01/18...........................      2,513
            GA Cherokee County School Systems GO, State
              Aid Withholding,
   1,500      5.000% 02/01/13...........................      1,622
     805      Series 1993, Insured: AMBAC
              5.875% 02/01/09...........................        858
              Series 2001,
   1,000      5.250% 08/01/17...........................      1,078
   1,000      5.250% 08/01/15...........................      1,083
   1,785    GA Gwinnett County School District GO
              Refunding, Series 2002,
              5.000% 02/01/08...........................      1,883

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Georgia Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            LOCAL GENERAL OBLIGATIONS -- (CONTINUED)
$  2,000    GA Gwinnett County
              GO, Series 2002,
              4.000% 01/01/11...........................   $  2,061
   1,000    GA Hall County School District GO Refunding,
              Series 1192B,
              6.300% 12/01/05...........................      1,025
   2,000    GA Houston County School District GO, Series
              2002, State Aid Withholding,
              4.000% 09/01/06...........................      2,035
   1,000    GA Meriwether County School District GO,
              Series 1996, State Aid Withholding,
              Insured: FSA
              5.500% 02/01/16...........................      1,060
     500    GA Peach County School District GO, State
              Aid Withholding, Series 1994, Insured:
              MBIA
              6.500% 02/01/08...........................        547
   1,000    GA Richmond County Board of Education GO
              Refunding, Series 1993, Insured: FGIC
              4.700% 11/01/06...........................      1,012
   2,000    GA Rosewell GO, Series 2000,
              5.500% 02/01/12...........................      2,176
   1,000    GA Savannah Downtown Authority Revenue
              Chatham County Project, Refunding, Series
              1993A,
              5.000% 01/01/11...........................      1,002
   3,650    MI Detroit GO Refunding, Series 2001B,
              Insured: MBIA
              5.375% 04/01/14...........................      3,967
                                                           ---------
                                                             23,922
                                                           ---------
            SPECIAL NON-PROPERTY TAX -- 1.8%
   2,430    GA Cobb-Marietta County Coliseum and Exhibit
              Hall Authority Revenue Refunding, Insured:
              MBIA
              5.250% 10/01/19...........................      2,677
                                                           ---------

            STATE GENERAL OBLIGATIONS -- 3.7%
            GA State GO Refunding,
   1,500      Series 1992A,
              6.250% 03/01/06...........................      1,549
   2,750      Series 1993C,
              6.500% 07/01/05...........................      2,779
   1,000      Series 2002B,
              5.000% 05/01/20...........................      1,053
                                                           ---------
                                                              5,381
                                                           ---------
                                                             40,804
                                                           ---------
            TRANSPORTATION -- 6.3%
            TOLL FACILITIES -- 0.7%
   1,000    GA State Tollway Authority Revenue Georgia
              400 Project, Refunding, Series 1998,
              5.000% 07/01/07...........................      1,047
                                                           ---------

PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            TRANSPORTATION -- 5.6%
            GA Metropolitan Atlanta Rapid Transit
              Authority Revenue Refunding, Series 1992,
              Insured: MBIA
$  2,000      6.250% 07/01/18...........................   $  2,351
   2,500      Series 1998B,
              5.100% 07/01/13...........................      2,654
   3,000      5.100% 07/01/15...........................      3,172
                                                           ---------
                                                              8,177
                                                           ---------
                                                              9,224
                                                           ---------
            UTILITIES -- 15.1%
            INVESTOR OWNED -- 4.3%
   1,000    GA Monroe County Development Authority
              Pollution Control Revenue Oglethorpe Power
              Corp. Project, Series 1992A,
              6.800% 01/01/12...........................      1,163
   5,000    GA Monroe County Georgia Development
              Authority Pollution Control Revenue
              Georgia Power Company Plant Scherer
              Project, Series 2001 Mandatory Put
              12/01/08 @ 100
              4.200% 01/01/12...........................      5,138
                                                           ---------
                                                              6,301
                                                           ---------
            JOINT POWER AUTHORITY -- 0.8%
   1,000    GA Municipal Electric Authority Revenue
              Project One Subordinated Series 1998A
              Insured: MBIA
              5.250% 01/01/13...........................      1,097
                                                           ---------

            MUNICIPAL ELECTRIC -- 1.5%
   2,000    TX Sam Rayburn Texas Municipal Power Agency
              Revenue Refunding Series 2002,
              6.000% 10/01/16...........................      2,179
                                                           ---------

            WATER AND SEWER -- 8.5%
     430    GA Cherokee County Water and Sewer Authority
              Revenue Refunding, Series 1993, Insured:
              MBIA
              5.300% 08/01/09...........................        452
   5,195    GA Cobb and Marietta County Water Authority
              Revenue Series 2000,
              5.125% 11/01/20...........................      5,562
   2,220    GA Columbus County Water and Sewer Revenue
              Refunding, Series 2003, Insured: FSA
              5.250% 05/01/13...........................      2,441

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 158

NATIONS FUNDS

Nations Georgia Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            WATER AND SEWER -- (CONTINUED)
$  2,585    GA Griffin Combined Public Utility
              Improvement Revenue Refunding, Series
              2002, Insured: AMBAC
              5.125% 01/01/19...........................   $  2,768
   1,140    GA Upper Oconee Basin Water Authority
              Refunding, Insured: MBIA
              5.000% 07/01/17...........................      1,235
                                                           ---------
                                                             12,458
                                                           ---------
                                                             22,035
                                                           ---------
            TOTAL MUNICIPAL BONDS
              (Cost of $138,658)........................    144,205
                                                           --------

 SHARES
---------
            INVESTMENT MANAGEMENT COMPANY -- 0.2%
 375,000    Nations Tax-Exempt Reserves,
              Capital Class(c) (Cost of $375)...........................        375
                                                                           ---------
            TOTAL INVESTMENTS
              (Cost of $139,033)(d)...........................      99.0%   144,580
                                                                           ---------
            OTHER ASSETS AND LIABILITIES, NET.................       1.0%     1,403
                                                                           ---------
            NET ASSETS........................................     100.0%  $145,983
                                                                           =========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)
  Zero coupon bond.

(c)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d)
  Cost for federal income tax purposes is $138,928.

ACRONYM      NAME
-------      ----
AMBAC        Ambac Assurance Corp.
AMT          Alternative Minimum Tax
CON          College Construction Loan Association
FGIC         Financial Guaranty Insurance Co.
FHA          Federal Housing Administration
FNMA         Federal National Mortgage Association
FSA          Financial Security Assurance, Inc.
GO           General Obligation
MBIA         MBIA Insurance Corp.

At March 31, 2005, the Fund held investments in the following:

                                                  % OF
HOLDINGS BY REVENUE SOURCE                     NET ASSETS
----------------------------------------------------------
Tax-backed..................................          28.0%
Other.......................................          17.3
Utilities...................................          15.1
Health care.................................          13.9
Housing.....................................           6.3
Transportation..............................           6.3
Education...................................           6.2
Industrials.................................           5.7
Investment management company...............           0.2
Other assets and liabilities, net...........           1.0
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Kansas Municipal Income Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


PRINCIPAL
  AMOUNT                                                    VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
             MUNICIPAL BONDS -- 97.4%
             EDUCATION -- 9.0%
$    2,000   KS Regents-Wichita University Project:
               Series 2000 B, Insured: AMBAC
               5.900% 04/01/15...........................  $ 2,209
     2,000   KS State Development Finance Authority
               Revenue, Board of Regents Scientific
               Research Series 2003, Insured: AMBAC
               5.000% 10/01/19...........................    2,122
     1,020   KS State Development Finance Authority
               Revenue Kansas State Projects, Series 2001
               Insured: AMBAC
               5.500% 03/01/16...........................    1,112
       900   KS Washburn University Topeka Living
               Learning, Insured: AMBAC
               5.000% 07/01/18...........................      956
                                                           --------
                                                             6,399
                                                           --------
             HEALTH CARE -- 13.1%
             HOSPITALS -- 13.1%
       605   KS Health Facilities Revenue St. Luke's/
               Shawnee Mission Project, Series 1996 N,
               Insured: MBIA
               4.700% 11/15/05...........................      613
     1,005   KS Lawrence Memorial Hospital
               5.250% 07/01/11...........................    1,068
     1,005   KS Manhattan, Hospital Revenue, Mercy Health
               Care Center, Series 2001, Insured: FSA
               5.250% 08/15/10...........................    1,086
       955   KS State Development Finance Authority
               Revenue Sisters of Charity Leavenworth
               Project, Series 1998, Insured: MBIA
               5.000% 12/01/14...........................    1,007
             KS State Development Finance Authority,
               Health Facilities Revenue, Hays Medical
               Center Inc. Project, Series 1997 B,
               Insured: MBIA
       670     4.900% 11/15/05...........................      680
       510     5.000% 11/15/06...........................      528
             KS Stormont-Vail Healthcare Inc. Project,
               Series 1996 F, Insured: MBIA
       740     5.600% 11/15/07...........................      769
       500     5.750% 11/15/09...........................      521
             KS University Hospital Authority Revenue,
               Kansas University Health System Project
               Series 1999 A, Insured: AMBAC
     1,265     5.350% 09/01/12...........................    1,351
     1,525     5.400% 09/01/13...........................    1,633
                                                           --------
                                                             9,256
                                                           --------
             HOUSING -- 4.9%
             MULTI-FAMILY -- 2.2%
     1,575   NC Medical Care Commission Revenue Health
               Care Housing Arc Projects,
               5.500% 10/01/24...........................    1,575
                                                           --------

PRINCIPAL
  AMOUNT                                                    VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
             SINGLE FAMILY -- 2.7%
             KS Sedgwick and Shawnee Counties, Single
               Family Revenue Mortgage Backed Securities
               Program Series 2003, AMT, Insured: GNMA
$      855     6.300% 06/01/27...........................  $   914
       890     6.050% 06/01/27...........................      955
                                                           --------
                                                             1,869
                                                           --------
                                                             3,444
                                                           --------
             OTHER -- 15.6%
             POOL/BOND BANK -- 3.1%
             KS State Development Finance Authority
               Revenue Refunding Water Pollution
               Revolving Fund
     1,000     5.500% 11/01/13...........................    1,108
     1,000     5.500% 11/01/15...........................    1,106
                                                           --------
                                                             2,214
                                                           --------
             REFUNDED/ESCROWED(A) -- 12.5%
       595   KS Junction City Water and Sewer Revenue,
               Series 1996 A, Insured: MBIA Pre-refunded
               09/01/05
               4.900% 09/01/07...........................      607
       500   KS Shawnee County Health Care Facilities
               Revenue Refunding, Menninger Foundation
               Project, Series 1995 Insured: FSA
               Pre-refunded 08/15/05
               5.100% 08/15/09...........................      505
     1,000   KS State Development Finance Authority
               Revenue Board of Regents Rehabilitation
               Project, Series 1997 G-2, Insured: AMBAC
               Pre-refunded 10/01/07
               5.000% 10/01/10...........................    1,050
             KS State Development Finance Authority,
               Health Facilities Revenue,
       620     St. Luke's/Shawnee Mission Project, Series
               1996 N, Insured: MBIA
               Pre-refunded 11/15/05
               4.700% 11/15/05...........................      629
               Stormont-Vail Healthcare Inc. Project,
               Series 1996 G, Insured: MBIA
               Pre-refunded 11/15/06
       730     5.750% 11/15/09...........................      764
       890     5.700% 11/15/08...........................      931
     1,715   KS State Development Water Supply Revolving
               Loan Insured: AMBAC
               Pre-refunded 10/01/10
               5.750% 04/01/15...........................    1,916
     2,000   SC Calhoun County Solid Waste Disposal
               Facility Revenue Carolina Eastman Company
               Project, Series 1992, AMT, Pre-refunded
               05/01/17
               6.750% 05/01/17...........................    2,435
                                                           --------
                                                             8,837
                                                           --------
                                                            11,051
                                                           --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 160

NATIONS FUNDS

Nations Kansas Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
  AMOUNT                                                    VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
             TAX-BACKED -- 43.2%
             LOCAL APPROPRIATED -- 3.9%
$      100   KS Johnson County Park and Recreation
               District, Certificates of Partnership,
               Series 2003 A, Insured: MBIA
               4.000% 09/01/15...........................  $    99
             KS Wyandotte County, Unified School District
               Number 500, Insured: FSA
       700     5.000% 12/01/07...........................      737
     1,890     Series 2002,
               5.000% 09/01/20...........................    1,975
                                                           --------
                                                             2,811
                                                           --------
             LOCAL GENERAL OBLIGATIONS -- 33.3%
     2,000   AK North Slope Borough Capital Appreciation,
               GO, Series B, Insured: MBIA
               (b) 06/30/09..............................    1,722
     1,380   KS Butler & Sedgwick Counties Unified School
               District Number 385, GO, Series 2000,
               Insured: FSA
               6.000% 09/01/13...........................    1,592
     1,600   KS Ford County Dodge Unified School District
               Number 443, GO, Refunding, Series 2002,
               Insured: FGIC
               5.000% 03/01/13...........................    1,731
             KS Johnson County
        50     Unified School District Number 21, GO,
               Refunding, Series 2001 A, Insured: FSA
               5.500% 10/01/15...........................       56
       150     Unified School District Number 232
               Insured: MBIA
               5.000% 09/01/15...........................      162
       500     Unified School District Number 233
               Insured: FGIC
               5.000% 03/01/06...........................      511
     1,030   KS Leavenworth County Unified School
               District Number 464, Insured: MBIA
               5.000% 09/01/19...........................    1,096
     1,000   KS Lenexa, GO, Refunding, Series 2003 A,
               5.000% 09/01/11...........................    1,083
     1,000   Public Improvement, Revenue Refunding,
               Series 2003 A,
               5.000% 09/01/12...........................    1,083
     1,065   KS Montgomery County, Unified School
               District Number 445, Series 2002, Insured:
               FGIC
               6.250% 04/01/12...........................    1,230
             KS Reno County, Unified School District No
               313, GO, Series 1996 B, Insured: FSA
       860     5.900% 09/01/08...........................      938
       925     5.900% 09/01/09...........................    1,023
       995     5.900% 09/01/10...........................    1,115
             KS Saline County, Unified School District
               Number 305 Salina GO, Refunding, Series
               1999, Insured: FSA
     1,000     5.000% 09/01/09...........................    1,070
     1,010     5.250% 09/01/13...........................    1,070

PRINCIPAL
  AMOUNT                                                    VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
             LOCAL GENERAL OBLIGATIONS -- (CONTINUED)
$    1,000   KS Sedgwick County, Unified School District
               Number 259 Wichita, Insured: MBIA
               5.000% 09/01/15...........................  $ 1,083
       500   KS Sedgwick County, Unified School District
               Number 262, Series 2003, GO, Insured: FSA
               5.000% 11/01/09...........................      536
             KS Sedgwick County, Unified School District
               Number 264 Clearwater, Series 2003, GO,
               Insured: FGIC
       495     5.125% 09/01/09...........................      532
       550     5.125% 09/01/10...........................      596
     1,000   KS Sedgwick County, Unified School District
               Number 267, Series 1999, GO, Insured:
               AMBAC
               5.250% 11/01/11...........................    1,097
             KS Shawnee County, GO, Refunding and
               Improvement, Series 1998 A,
     1,320     5.125% 09/01/10...........................    1,424
     1,660     Series 2002,
               Insured: FSA
               5.250% 09/01/17...........................    1,791
     1,000   KS Shawnee County, Unified School District
               Number 501 Topeka, Series 2002, GO,
               5.000% 02/01/14...........................    1,067
                                                           --------
                                                            23,608
                                                           --------
             SPECIAL NON-PROPERTY TAX -- 5.7%
             KS Douglas County Revenue Refunding, Sales
               Tax,
     1,025     Series 1999, Insured: AMBAC
               5.000% 02/01/13...........................    1,109
       540     Series 2004 A, Insured: AMBAC
               4.550% 08/01/05...........................      544
     1,000   KS State Department of Transportation
               Highway Revenue Refunding, Series 1998,
               Insured: AMBAC
               5.500% 09/01/10...........................    1,103
     1,260   KS Wichita, Series 2003-772, GO, Insured:
               FGIC,
               4.250% 09/01/16...........................    1,270
                                                           --------
                                                             4,026
                                                           --------
             STATE GENERAL OBLIGATIONS -- 0.3%
       200   Virgin Islands Public Finance Authority
               Revenue, Senior Lien Matching Fund Loan
               Note A,
               5.000% 10/01/10...........................      211
                                                           --------
                                                            30,656
                                                           --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Kansas Municipal Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
  AMOUNT                                                    VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
             STATE GENERAL OBLIGATIONS -- (CONTINUED)
             TRANSPORTATION -- 5.6%
             AIR TRANSPORTATION -- 0.8%
$      500   OH Dayton, Special Facilities Revenue Air
               Freight Corp. Project, Series 1988 D, AMT
               6.200% 10/01/09...........................  $   551
                                                           --------
             TOLL FACILITIES -- 4.8%
             KS State Turnpike Authority Revenue, Series
               2002, Insured: FSA
     1,855     5.250% 09/01/15...........................    2,054
     1,230     5.250% 09/01/16...........................    1,366
                                                           --------
                                                             3,420
                                                           --------
                                                             3,971
                                                           --------
             UTILITIES -- 6.0%
             JOINT POWER AUTHORITY -- 1.6%
     1,000   WA Northwest Washington Energy Northwest
               Electric Revenue Refunding Columbia
               Generating, Series 2002 A, Insured: MBIA
               5.750% 07/01/18...........................    1,110
                                                           --------

             WATER AND SEWER -- 4.4%
     1,000   KS Johnson County Water District Number 001,
               Water Revenue, Series 2001
               5.000% 12/01/12...........................    1,078
     2,000   KS Wyandotte County, Kansas City Utility
               System Revenue Insured: FSA
               5.000% 09/01/32...........................    2,070
                                                           --------
                                                             3,148
                                                           --------
                                                             4,258
                                                           --------
             TOTAL MUNICIPAL BONDS
               (Cost of $67,763).........................   69,035
                                                           --------

                                                                             VALUE
  SHARES                                                                     (000)
------------------------------------------------------------------------------------
             INVESTMENT MANAGEMENT COMPANY -- 2.0%
 1,425,000   Nations Tax-Exempt Reserves,
               Capital Class(c)
               (Cost of $1,425)..........................................   $ 1,425
                                                                            --------
             TOTAL INVESTMENTS
               (Cost of $69,188)(d)............................    99.4%     70,460
                                                                            --------
             OTHER ASSETS AND LIABILITIES, NET.................     0.6%        441
                                                                            --------
             NET ASSETS........................................  100.0%..   $70,901
                                                                            ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)
  Zero coupon bond.

(c)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d)
  Cost for federal income tax purposes is $69,178.

ACRONYM      NAME
-------      ----
AMBAC        Ambac Assurance Corp.
AMT          Alternative Minimum Tax
FGIC         Financial Guaranty Insurance Co.
FSA          Financial Security Assurance, Inc.
GNMA         Government National Mortgage Association
GO           General Obligation
MBIA         MBIA Insurance Corp.

At March 31, 2005, the Fund held investments in the following:

                                                  % OF
HOLDINGS BY REVENUE SOURCE                     NET ASSETS
----------------------------------------------------------
Tax-backed..................................          43.2%
Other.......................................          15.6
Health care.................................          13.1
Education...................................           9.0
Utilities...................................           6.0
Transportation..............................           5.6
Housing.....................................           4.9
Investment management company...............           2.0
Other assets and liabilities, net...........           0.6
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 162

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            MUNICIPAL BONDS -- 98.6%
            EDUCATION -- 2.4%
$    510    MD State Health and Higher Education
              Facilities Authority Revenue College of
              Notre Dame Project, Series 1998, Insured:
              MBIA
              4.600% 10/01/14...........................   $    539
   1,100    MD State Industrial Development Financing
              Authority Revenue American Center for
              Physics Facilities Project, Refunding,
              Series 2001
              3.650% 12/15/05...........................      1,109
   1,000    MD Industrial Development Authority, Series
              2001,
              5.250% 12/15/15...........................      1,085
   1,975    MD University Systems Auxiliary Facilities
              and Tuition Revenue, Series 2000A,
              5.000% 10/01/08...........................      2,102
                                                           ---------
                                                              4,835
                                                           ---------
            HEALTH CARE -- 2.7%
            HOSPITALS -- 2.7%
   1,000    MD State Health and Higher Educational
              Facilities Authority Revenue Johns Hopkins
              Medical Project, Series 1998, Insured:
              MBIA
              5.000% 07/01/29...........................      1,018
            MS State Hospital Facilities and Equipment
              Authority Revenue Forrest County General
              Hospital Project, Series 2000, Insured:
              FSA
   1,000      5.625% 01/01/20...........................      1,088
   3,100      5.500% 01/01/24...........................      3,294
                                                           ---------
                                                              5,400
                                                           ---------
            HOUSING -- 8.5%
            MULTI-FAMILY -- 3.6%
   1,500    MD Montgomery County Housing Opportunities
              Commission Multifamily Mortgage Revenue
              Series 2000A,
              6.100% 07/01/30...........................      1,561
            MD State Economic Development Corp. Student
              Housing Revenue Collegiate Housing
              Project, Series 1999A,
     495      5.300% 06/01/08...........................        516
     575      5.600% 06/01/11...........................        610
            Salisbury Collegiate Housing Project, Series
              1999A,
   1,850      6.000% 06/01/30...........................      1,918
     675      5.600% 06/01/10...........................        715
     815      6.000% 06/01/19...........................        860
   1,000      5.700% 06/01/12...........................      1,008
                                                           ---------
                                                              7,188
                                                           ---------

PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            SINGLE FAMILY -- 4.9%
$     40    MD Prince Georges County Housing Authority
              Single Family Mortgage Revenue Collateral
              Series 2000A, AMT Insured: GNMA
              6.150% 08/01/19...........................   $     42
            MD State Community Development
              Administration Department Housing and
              Community Development Revenue Residential
              Project,
              Series 1998B, AMT
     500      Insured: FHA
              4.950% 09/01/11...........................        516
   2,410      Series 1999D, AMT
              5.375% 09/01/24...........................      2,483
   1,685    Single-Family Program, Series 1998-3, AMT
              4.700% 04/01/10...........................      1,742
   4,000    Single-Family Program, Series 1998-3, AMT
              4.500% 04/01/08...........................      4,111
     915    Single-Family Program, Series 1997-1,
              Insured: FHA
              4.950% 04/01/07...........................        948
                                                           ---------
                                                              9,842
                                                           ---------
                                                             17,030
                                                           ---------
            INDUSTRIALS -- 1.0%
            FOREST PRODUCTS & PAPER -- 0.3%
     500    MS Warren County Mississippi Environmental
              Improvement Revenue Refunding
              International Paper Co. Project, Series
              2000A, AMT
              6.700% 08/01/18...........................        545
                                                           ---------

            MANUFACTURING -- 0.7%
   1,355    TN Maury County Industrial Development Board
              Multi-Model Pollution Control Revenue
              Refunding, General Motors
              Corporation - Saturn Corporation Project,
              Series 1997,
              6.500% 09/01/24...........................      1,381
                                                           ---------
                                                              1,926
                                                           ---------
            OTHER -- 20.0%
            OTHER -- 1.5%
   3,000    MD State Transportation Authority
              Baltimore/Washington International Airport
              Project, Series 2002A, Insured: AMBAC
              4.500% 03/01/15...........................      3,092
                                                           ---------

            POOL/BOND BANK -- 1.1%
   2,000    TX Water Development Board Revenue Series
              1997,
              5.000% 07/15/12...........................      2,097
                                                           ---------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            POOL/BOND BANK -- (CONTINUED)
            REFUNDED/ESCROWED(A) -- 17.4%
$  1,740    MD Baltimore Consolidated Public Improvement
              GO, Series 1997A, Insured: FGIC
              Pre-refunded 10/15/07
              5.300% 10/15/16...........................   $  1,873
            MD Howard County Consolidated Public
              Improvement GO,
      20      Series 1993A, Pre-refunded 08/15/05
              5.250% 08/15/06...........................         20
              Series 2000A, Pre-refunded 02/15/08
   1,220      5.250% 02/15/16...........................      1,306
     280      5.250% 02/15/16...........................        300
   1,790      5.250% 02/15/18...........................      1,917
     210      5.250% 02/15/18...........................        225
   1,900      5.250% 02/15/17...........................      2,034
   1,800    MD Howard County Consumer Public Improvement
              GO, Series 2002A
              Pre-refunded 02/15/12
              5.250% 08/15/15...........................      1,975
   1,000    MD Montgomery County Consolidated Public
              Improvement GO, Series 1997A, Pre-refunded
              05/01/07
              5.375% 05/01/13...........................      1,069
   1,935    MD Prince Georges County Consolidated Public
              Improvement GO, Series 1999, Insured: FSA
              Pre-refunded 10/01/09
              5.000% 10/01/12...........................      2,092
   1,200    MD Queen Annes County School and Public
              Facilities GO, Series 2000, Insured: FGIC
              Pre-refunded 01/15/10
              5.250% 01/15/14...........................      1,301
   2,000    MD State Health and Higher Educational
              Facilities Authority Revenue John Hopkins
              Hospital Redevelopment Project, Series
              1979, Pre-refunded 07/01/09
              5.750% 07/01/09...........................      2,200
   5,000    MD State Health & Higher Education, Series
              1999, Pre-refunded 07/01/09
              6.000% 07/01/39...........................      5,589
     710    MD State Transportation Authority Revenue
              Transportation Facilities Project, Series
              1978, Pre-refunded 04/11/05
              6.800% 07/01/16...........................        821
            MD State GO,
   1,000      Series 1998, Pre-refunded 07/15/08
              5.000% 07/15/11...........................      1,070
   1,550      Series 1996-2, Pre-refunded 06/15/06
              5.250% 06/15/11...........................      1,628
            MD University Systems Auxiliary Facilities
              and Tuition Revenue Series 1996A,
              Pre-refunded 04/01/06
   3,520      5.600% 04/01/13...........................      3,658
   3,115      5.600% 04/01/14...........................      3,237
   1,000      Series 1997A, Pre-refunded 04/01/07
              5.125% 04/01/13...........................      1,053

PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            REFUNDED/ESCROWED(A) -- (CONTINUED)
$  1,000    MD Washington Suburban Sanitation District
              Authority General Construction GO, Series
              2000,
              Pre-refunded 06/01/10
              5.250% 06/01/22...........................   $  1,067
     165    MO St. Louis County Mortgage Revenue Series
              1989A, AMT Insured: GNMA Pre-refunded
              04/11/05
              7.950% 08/01/09...........................        183
                                                           ---------
                                                             34,618
                                                           ---------
                                                             39,807
                                                           ---------
            RESOURCE RECOVERY -- 5.8%
            DISPOSAL -- 3.7%
   2,915    FL Orange County Solid Waste Facilities
              Revenue Refunding, Series 2003, Insured:
              MBIA
              5.000% 10/01/15...........................      3,079
   4,135    MD Prince Georges County Solid Waste
              Management System Revenue Insured: MBIA
              5.000% 06/15/08...........................      4,383
                                                           ---------
                                                              7,462
                                                           ---------
            RESOURCE RECOVERY -- 2.1%
   1,500    MD Northeast Solid Waste Disposal Authority
              Revenue Montgomery County Resources
              Recreation Project, Series 1993A, AMT
              6.000% 07/01/07...........................      1,570
   2,500    MD Northeast Waste Disposal Authority
              Revenue Refunding, Series 2003, AMT
              Insured: AMBAC
              5.500% 04/01/10...........................      2,702
                                                           ---------
                                                              4,272
                                                           ---------
                                                             11,734
                                                           ---------
            TAX-BACKED -- 46.2%
            LOCAL GENERAL OBLIGATIONS -- 27.4%
            MD Anne Arundel County Consolidated General
              Improvement, GO, Refunding, Series 1995,
     500      5.300% 04/01/10...........................        506
   2,855      5.200% 04/01/08...........................      2,890
   4,045      Series 2003,
              5.000% 03/01/13...........................      4,402
            MD Baltimore Consolidated Public Improvement
              GO,
   2,075      Series 1991 C, Insured: FGIC
              6.375% 10/15/07...........................      2,250
   1,000      Series 1998B, Insured: FGIC
              6.500% 10/15/08...........................      1,067
   1,000    MD Baltimore GO, Series 1989B, Insured: MBIA
              7.050% 10/15/07...........................      1,100
     250    MD Cumberland Maryland GO Refunding, Series
              1994A, Insured: FGIC
              5.250% 05/01/21...........................        255

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 164

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            TAX-BACKED -- (CONTINUED)
$  1,000    MD Harford County GO, Series 1997,
              5.500% 12/01/07...........................   $  1,068
            MD Howard County Consolidated Public
              Improvement GO,
   3,900      Series 2002A,
              5.000% 08/15/09...........................      4,186
     795      Unrefunded Balance, Series 2002A,
              5.250% 08/15/15...........................        866
   1,530    MD Laurel Public Improvement GO, Refunding,
              Series 1996A,
              Insured: FGIC
              5.000% 10/01/11...........................      1,591
            MD Montgomery County Consolidated Public
              Improvement GO,
   1,500      Series 1992A,
              5.800% 07/01/07...........................      1,597
   1,000      Series 1997A,
              5.375% 05/01/08...........................      1,066
   1,000      Refunding, Series 1992A,
              5.750% 07/01/06...........................      1,038
            MD Montgomery County GO, Refunding, Series
              2001,
   1,000      5.250% 10/01/14...........................      1,094
   3,800      5.250% 10/01/10...........................      4,168
      65    MD Prince George County Consolidated Public
              Improvement GO, Unrefunded Balance,
              Insured: FSA
              5.000% 10/01/12...........................         70
            MD Prince Georges County Consolidated Public
              Improvement GO
   1,000      5.125% 10/01/10...........................      1,089
   3,300      Series 1999, Insured: FSA
              5.125% 10/01/16...........................      3,564
   1,000      Series 2000,
              5.125% 10/01/08...........................      1,070
   4,825      Series 2001, Insured: FGIC
              5.250% 12/01/11...........................      5,310
   4,650    MD Prince Georges County Construction Public
              Improvements GO, Series 2001, Insured:
              FGIC
              5.250% 12/01/12...........................      5,104
            MD St. Mary's County GO, Refunding, Series
              2003,
   2,565      3.000% 11/01/07...........................      2,573
   2,620      2.750% 11/01/06...........................      2,622
            MD Wicomico County Public Improvement GO,
              Series 1997, Insured: MBIA
   1,290      4.800% 12/01/10...........................      1,356
   1,355      4.900% 12/01/11...........................      1,424
   1,425      5.000% 12/01/12...........................      1,500
                                                           ---------
                                                             54,826
                                                           ---------

PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            SPECIAL NON-PROPERTY TAX -- 5.6%
$  1,000    MD Baltimore Convention Center Revenue GO,
              Series 1989B, Insured: MBIA
              5.000% 09/01/06...........................   $  1,031
   1,725    MD Baltimore Exchanged Revenue Series 1996A,
              Insured: FGIC
              5.900% 07/01/10...........................      1,927
            MD State Department of Transportation
              Revenue Series 2002,
   1,265      5.500% 02/01/11...........................      1,401
   6,115      5.500% 02/01/14...........................      6,882
                                                           ---------
                                                             11,241
                                                           ---------
            SPECIAL PROPERTY TAX -- 2.5%
            MD Washington Suburban Sanitation District
              Authority GO, Refunding,
   2,700      Series 2001,
              5.000% 06/01/08...........................      2,864
   2,050      Water Supply GO, Series 2001,
              4.125% 06/01/05...........................      2,057
                                                           ---------
                                                              4,921
                                                           ---------
            STATE APPROPRIATED -- 0.8%
   1,125    MD State Certificates of Participation
              Revenue Aviation Administration Facilities
              Project, Series 1999, AMT,
              4.750% 05/01/07...........................      1,164
     500    MD State Stadium Authority Lease Revenue
              Ocean City Convention Project, Series
              1995,
              5.375% 12/15/13...........................        514
                                                           ---------
                                                              1,678
                                                           ---------
            STATE GENERAL OBLIGATIONS -- 9.9%
     600    GU Government GO, Series 1993A,
              5.200% 11/15/08...........................        597
   1,375    MD Baltimore Board of School Commissioners
              School System Revenue Series 2003A,
              5.000% 05/01/12...........................      1,492
            MD State and Local Facilities Loan, GO,
              Series 2000,
   5,500      5.500% 08/01/09...........................      6,014
   2,970      5.750% 08/01/11...........................      3,311
   2,245      Series 2002,
              5.500% 03/01/13...........................      2,525
   5,000    PR Public Buildings Authority Revenue
              Guaranteed Refunding, Government
              Facilities Series 2003H, Insured: AMBAC
              5.500% 07/01/18...........................      5,732
                                                           ---------
                                                             19,671
                                                           ---------
                                                             92,337
                                                           ---------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                      VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
            TRANSPORTATION -- 6.5%
            AIR TRANSPORTATION -- 1.1%
$  2,000    TN Memphis Shelby County Airport Authority
              Special Facilities Revenue Federal Express
              Corp. Project, Refunding, Series 2001,
              5.000% 09/01/09...........................   $  2,138
                                                           ---------
            TRANSPORTATION -- 5.4%
     350    DC Washington Metropolitan Area
              Transportation Authority Revenue
              Refunding, Series 1993, Insured: FGIC
              6.000% 07/01/10...........................        395
   3,090    MD State Transportation Authority Facilities
              Projects Revenue Series 2004,
              Insured: FSA
              5.250% 07/01/14...........................      3,429
            MD State Transportation Authority Revenue
              Series 1992,
   4,000      5.700% 07/01/05...........................      4,034
   2,800      5.800% 07/01/06...........................      2,906
                                                           ---------
                                                             10,764
                                                           ---------
                                                             12,902
                                                           ---------
            UTILITIES -- 5.5%
            INVESTOR OWNED -- 1.8%
   1,000    KS Burlington Kansas Environmental
              Improvement Revenue Refunding Power And
              Light Project, Series 1998K Mandatory Put
              10/1/07 @ 100
              4.750% 09/01/15...........................      1,029
     800    MD Calvert County Pollution Control Revenue
              Baltimore Gas and Electric Co. Project,
              Refunding, Series 1993,
              5.550% 07/15/14...........................        814
   1,500    MD Prince Georges County Pollution Control
              Revenue Potomac Electric Project,
              Refunding, Series 1995,
              5.750% 03/15/10...........................      1,657
                                                           ---------
                                                              3,500
                                                           ---------
            MUNICIPAL ELECTRIC -- 3.7%
   3,000    TX Austin Utility System Revenue Refunding,
              Series 1997, Insured: FSA
              5.125% 11/15/13...........................      3,136
   2,000    TX Sam Rayburn Texas Municipal Power Agency
              Revenue Refunding Series 2002,
              6.000% 10/01/16...........................      2,179
   2,000    TX San Antonio Electric and Gas Systems GO,
              Refunding, Series 1998A,
              5.250% 02/01/16...........................      2,126
                                                           ---------
                                                              7,441
                                                           ---------
                                                             10,941
                                                           ---------
            TOTAL MUNICIPAL BONDS
              (Cost of $189,893)........................    196,912
                                                           ---------

                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            INVESTMENT MANAGEMENT COMPANY -- 0.4%
 832,000    Nations Tax-Exempt Reserves,
              Capital Class(b) (Cost of $832)...........................   $    832
                                                                           ---------
            TOTAL INVESTMENTS
              (Cost of $190,725)(c)...........................      99.0%   197,744
                                                                           ---------
            OTHER ASSETS AND LIABILITIES, NET.................       1.0%     2,056
                                                                           ---------
            NET ASSETS........................................     100.0%  $199,800
                                                                           =========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(c)
  Cost for federal income tax purposes is $190,486.

ACRONYM      NAME
-------      ----
AMBAC        Ambac Assurance Corp.
AMT          Alternative Minimum Tax
FGIC         Financial Guaranty Insurance Co.
FHA          Federal Housing Administration
FSA          Financial Security Assurance, Inc.
GNMA         Government National Mortgage Association
GO           General Obligation
MBIA         MBIA Insurance Corp.

At March 31, 2005, the Fund held investments in the following:

                                                  % OF
HOLDINGS BY REVENUE SOURCE                     NET ASSETS
----------------------------------------------------------
Tax-backed..................................          46.2%
Other.......................................          20.0
Housing.....................................           8.5
Transportation..............................           6.5
Resource recovery...........................           5.8
Utilities...................................           5.5
Health care.................................           2.7
Education...................................           2.4
Industrials.................................           1.0
Investment management company...............           0.4
Other assets and liabilities, net...........           1.0
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 166

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


PRINCIPAL
  AMOUNT                                                     VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
             MUNICIPAL BONDS -- 98.5%
             EDUCATION -- 4.5%
             NC Appalachian State University
$    1,000     Series 1998, Insured: MBIA
               5.000% 05/15/18...........................  $  1,050
     1,000     Series 2003A, Insured: FGIC
               5.125% 05/01/18...........................     1,066
     1,000     Utility Systems Project, Series 1998,
               Insured: MBIA
               5.000% 05/15/12...........................     1,082
     1,000   NC Capital Facilities Finance Agency
               Educational Facilities Revenue Johnson and
               Wales University Project, Series 2003A,
               Insured: XLCA
               5.250% 04/01/21...........................     1,058
             NC Raleigh North Carolina State University
               Revenue,
     3,000     Series 2002B,
               5.000% 12/01/06...........................     3,111
     1,000     Series 2003A,
               5.000% 10/01/17...........................     1,066
                                                           ---------
                                                              8,433
                                                           ---------
             HEALTH CARE -- 15.6%
             HOSPITALS -- 15.6%
     1,000   AZ University Medical Center Corporation
               Hospital Revenue Refunding, Series 2004,
               5.250% 07/01/13...........................     1,063
             NC Charlotte-Mecklenburg Hospital Authority
               Revenue Carolinas Healthcare Systems
               Project, Series 1997A,
     3,000     5.125% 01/15/22...........................     3,087
     2,000     5.000% 01/15/17...........................     2,067
             NC Medical Care Commission Health Care
               Facilities Revenue
               Carolina Medicorp Inc. Project, Series
               1996,
     2,000     5.100% 05/01/07...........................     2,081
     1,715     5.125% 05/01/08...........................     1,777
     1,130     Gaston Memorial Hospital Project, Series
               1995, Insured: AMBAC
               5.250% 02/15/07...........................     1,173
     3,500     Novant Health Obligation Group, Series
               2003A
               5.000% 11/01/17...........................     3,661
     2,605     Novant Health, Inc. Project, Series 1998A,
               Insured: MBIA
               5.000% 10/01/08...........................     2,771

PRINCIPAL
  AMOUNT                                                     VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
             HOSPITALS -- (CONTINUED)
             NC Medical Care Commission Hospital Revenue
$    2,000     Duke University Hospital Project, Series
               1996C,
               5.250% 06/01/17...........................  $  2,045
     2,750     Gaston Memorial Hospital Project, Series
               1995
               5.400% 02/15/11...........................     2,857
       660     Halifax Regional Medical Center, Inc.
               Project, Series 1998,
               4.600% 08/15/06...........................       668
     1,000     Northeast Medical Center Project, Series
               2002A, Insured: AMBAC
               5.000% 11/01/10...........................     1,076
               Pitt County Memorial Hospital Project,
               Series 1998B,
     1,000     4.750% 12/01/28...........................       990
     1,000     5.000% 12/01/18...........................     1,037
     1,000     Stanley Memorial Hospital Project, Series
               1996, Insured: AMBAC
               5.250% 10/01/06...........................     1,815
     1,690     Chapel Hill Hospital Revenue Refunding,
               Series 1999, Insured: AMBAC
               5.250% 02/15/12...........................     1,815
                                                           ---------
                                                             29,199
                                                           ---------
             HOUSING -- 6.2%
             SINGLE FAMILY -- 6.2%
             NC Housing Finance Agency Revenue Home
               Ownership Project,
     2,825     Series 1998A-1, AMT
               5.350% 01/01/17...........................     2,914
     1,145     Series 1998A-2, AMT
               5.200% 01/01/20...........................     1,171
     1,350     Series 1999A-3, AMT
               5.150% 01/01/19...........................     1,385
       765     Series 1999A-6, AMT
               6.000% 01/01/16...........................       800
               Series 2000A-8, AMT
       670     5.950% 07/01/10...........................       696
       495     6.050% 07/01/12...........................       513
       970     Series 2002A-14, AMT, Insured: AMBAC
               4.400% 07/01/10...........................       994

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
  AMOUNT                                                     VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
             SINGLE FAMILY -- (CONTINUED)
$      365   NC Housing Finance Agency Single-Family
               Housing Revenue, Series 1994Y,
               6.300% 09/01/15...........................  $    373
     2,650   NC Housing Financing Agency
               Series 1996A-5, AMT
               5.550% 01/01/19...........................     2,746
                                                           ---------
                                                             11,592
                                                           ---------

             INDUSTRIALS -- 4.7%
             FOREST PRODUCTS AND PAPER -- 3.8%
     1,300   NC Martin County Industrial Facilities and
               Pollution Control Financing Authority,
               Solid Waste Disposal Revenue, Weyerhaeuser
               Company Project, Series 1993, AMT,
               5.650% 12/01/23...........................     1,303
             NC Haywood County Industrial Facilities and
               Pollution Control Financing Authority,
               Solid Waste Disposal Revenue, Champion
               International Corporation Project,
       500     Series 1993, AMT,
               5.500% 10/01/18...........................       516
     4,000     Series 1999, AMT,
               6.400% 11/01/24...........................     4,287
     1,000   NC Robeson County Industrial Facilities PCR
               Refunding, Campbell Soup Company Project,
               Series 1991,
               6.400% 12/01/06...........................     1,057
                                                           ---------
                                                              7,163
                                                           ---------
             OTHER INDUSTRIAL DEVELOPMENT BONDS -- 0.9%
     1,665   NC Mecklenburg County Industrial Facilities
               and Pollution Control Financing Authority,
               Flour Corporation Project, Series 1993
               5.250% 12/01/09...........................     1,668
                                                           ---------
                                                              8,831
                                                           ---------
             OTHER -- 21.0%
             REFUNDED/ESCROWED(A) -- 21.0%
     1,000   NC Brunswick County Certificates of
               Participation, Series 2000, Pre-refunded
               06/01/10, Insured: FSA
               5.500% 06/01/20...........................     1,085
     1,500   NC Cabarrus County GO, Series 1997,
               Pre-refunded 02/01/07, Insured: MBIA
               5.300% 02/01/13...........................     1,593
     1,000   NC Charlotte
               GO, Series 2000, Pre-refunded 06/01/10,
               5.500% 06/01/12...........................     1,103
     2,545     Water and Sewer Systems Revenue, Series
               1999, Pre-refunded 06/01/09,
               5.375% 06/01/19...........................     2,779
     1,670     Water And Sewer GO, Series 1996,
               Escrowed to Maturity,
               5.500% 05/01/06...........................     1,721

PRINCIPAL
  AMOUNT                                                     VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
             REFUNDED/ESCROWED(A) -- (CONTINUED)
$    2,165   NC Eastern Municipal Power Authority Revenue
               Series 1986A, Escrowed to Maturity,
               5.000% 01/01/17...........................  $  2,334
     2,180   NC Iredell County Public Facilities
               Corporate Installment Payment Revenue,
               School Projects, Series 2000, Pre-refunded
               06/01/10, Insured: AMBAC
               5.125% 06/01/18...........................     2,378
             NC Johnson County GO, Series 2000,
               Pre-refunded 03/01/10, Insured: FGIC
     1,925     5.500% 03/01/15...........................     2,128
     2,700     5.500% 03/01/16...........................     2,989
     1,305     Series 2000, Pre-refunded 06/01/10,
               Insured: FGIC
               5.500% 03/01/12...........................     1,436
     1,195   NC Morganton Water & Sewer GO, Series 1995,
               Pre-refunded 06/01/05, Insured: FGIC
               5.700% 06/01/11...........................     1,226
     1,000   NC Pitt County Hospital Revenue Pitt County
               Memorial Hospital Project, Series 1995,
               Pre-refunded 12/01/05,
               5.250% 12/01/21...........................     1,041
     1,910   NC Raleigh GO, Series 1996,
               Pre-refunded 06/01/06,
               5.300% 06/01/16...........................     2,005
             NC Randolph County Certificates of
               Participation, Series 2000, Pre-refunded
               06/01/09, Insured: FSA
     1,000     5.200% 06/01/12...........................     1,085
     1,000     5.300% 06/01/13...........................     1,089
     2,115     5.500% 06/01/14...........................     2,320
     1,000     5.500% 06/01/15...........................     1,097
     1,350     5.750% 06/01/22...........................     1,494
     3,065   NC Wake County Hospital Revenue Series 1993,
               Pre-refunded 10/01/05, Insured: MBIA
               5.125% 10/01/26...........................     3,255
     1,815   NC Wake County GO, Series 1996, Pre-refunded
               03/01/06,
               4.600% 03/01/11...........................     1,884
     1,500   SC Calhoun County Solid Waste Disposal
               Facility Revenue Carolina Eastman Company
               Project, Series 1992, AMT Pre-refunded
               05/01/17,
               6.750% 05/01/17...........................     1,826
     1,325   TN State GO, Series 1999 B, Pre-refunded
               05/01/09, Insured: FSA
               5.250% 05/01/17...........................     1,428
                                                           ---------
                                                             39,296
                                                           ---------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 168

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
  AMOUNT                                                     VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
             TAX-BACKED -- 37.5%
             LOCAL APPROPRIATED -- 11.4%
$    2,000   NC Cabarrus County Certificates of
               Participation, Installment Financing
               Contract, Series 2001,
               5.500% 04/01/13...........................  $  2,195
     1,500   NC Catawba County Certificates of
               Participation, Public School and Community
               College Project, Series 2004, Insured:
               MBIA
               5.250% 06/01/14...........................     1,645
     1,490   NC Concord Certificates of Participation,
               Series 2001, Insured: MBIA
               5.000% 06/01/17...........................     1,563
     2,180   NC Greenville Certificates of Participation,
               Public Facilities and Equipment Project,
               Series 2004, Insured: AMBAC
               5.250% 06/01/22...........................     2,320
     1,955   NC Iredell County Public Facilities
               Corporate Installment Payment Revenue,
               School Projects, Series 2000, Insured:
               AMBAC
               5.500% 06/01/09...........................     2,127
             NC Pitt County Certificates of
               Participation, School Facilities Project,
               Series 2000B, Insured: FSA
     1,390     5.750% 04/01/16...........................     1,531
     1,000     5.500% 04/01/25...........................     1,077
             NC Randolph County Certificates of
               Participation,
     2,395     Series 2003, Insured: FSA
               5.000% 06/01/14...........................     2,581
               Series 2004, Insured: FSA
     2,000     5.000% 06/01/15...........................     2,156
     1,000     5.000% 06/01/18...........................     1,066
             NC Wilmington Certificates of Participation,
     1,550     Series 1999A, Insured: MBIA
               5.350% 06/01/24...........................     1,654
     1,240     Series 2003A, Insured: AMBAC
               5.000% 06/01/14...........................     1,327
                                                           --------
                                                             21,242
                                                           --------
             LOCAL GENERAL OBLIGATIONS -- 18.8%
             NC Charlotte GO, Series 2002C,
     1,570     5.000% 07/01/20...........................     1,658
     1,265     5.000% 07/01/22...........................     1,319
     1,500     Series 2003,
               4.250% 07/01/11...........................     1,566
     1,855   NC Charlotte Water and Sewer GO, Series,
               1998
               4.750% 02/01/12...........................     1,951
       500   NC Concord GO, Series 1992,
               6.200% 06/01/05...........................       503
     1,000   NC Craven County GO, Insured: AMBAC
               5.000% 05/01/19...........................     1,055
             NC Cumberland County GO, Series 1998,
               Insured: FGIC
     1,000     5.000% 03/01/17...........................     1,060
     1,370     4.750% 02/01/10...........................     1,437
     1,945   NC Forsyth County GO, Series 2003B,
               4.750% 03/01/22...........................     1,995

PRINCIPAL
  AMOUNT                                                     VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
             LOCAL GENERAL OBLIGATIONS -- (CONTINUED)
$    1,500   NC Gaston County GO, Series 2002, Insured:
               AMBAC
               5.250% 06/01/20...........................  $  1,616
     1,000   NC Greensboro Public Improvement GO, Series
               1998,
               4.700% 04/01/10...........................     1,049
     1,275   NC High Point Water and Sewer, GO, Series
               2002, Insured: MBIA
               4.500% 06/01/14...........................     1,337
             NC Mecklenburg County GO,
     1,000     Series 1993,
               6.000% 04/01/11...........................     1,138
     1,800     Series 2000 D,
               5.000% 04/01/11...........................     1,936
               Series 2001A,
     1,170     5.000% 04/01/16...........................     1,250
     2,000     5.000% 04/01/17...........................     2,130
             NC New Hanover GO, Series 2001,
     1,750     4.600% 06/01/14...........................     1,844
     2,000     5.000% 06/01/17...........................     2,132
             NC Orange County GO, Series 2000,
     1,000     5.300% 04/01/17...........................     1,089
     4,645     5.300% 04/01/18...........................     5,048
             NC Wilmington Public Improvement GO, Series
               1997A, Insured: FGIC
     1,000     5.000% 04/01/11...........................     1,057
     1,000     5.000% 04/01/13...........................     1,057
                                                           ---------
                                                             35,227
                                                           ---------
             SPECIAL NON-PROPERTY TAX -- 0.8%
     1,315   NC Charlotte Storm Water Fee Revenue Series
               2002,
               5.250% 06/01/15...........................     1,429
                                                           ---------

             STATE APPROPRIATED -- 2.0%
     1,800   NC Infrastructure Finance Corporation Lease
               Purchase Revenue North Carolina Facilities
               Project, Series 2004,
               5.250% 11/01/15...........................     1,968
     1,705   NC University of North Carolina Certificates
               of Participation, Series 2004, Insured:
               AMBAC
               5.000% 06/01/12...........................     1,838
                                                           ---------
                                                              3,806
                                                           ---------

             STATE GENERAL OBLIGATIONS -- 4.5%
             NC State GO,
     3,000     Series 1997A,
               5.100% 03/01/06...........................     3,069
     5,000     Series 2001A,
               4.750% 03/01/14...........................     5,316
                                                           ---------
                                                              8,385
                                                           ---------
                                                             70,089
                                                           ---------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
  AMOUNT                                                     VALUE
  (000)                                                      (000)
--------------------------------------------------------------------
             TRANSPORTATION -- 1.2%
             AIRPORTS -- 1.2%
             NC Charlotte Airport Revenue, AMT, Insured:
               MBIA
$    1,200     Series 1998B
               4.750% 07/01/05...........................  $  1,207
     1,000     Series 1999B
               6.000% 07/01/24...........................     1,092
                                                           ---------
                                                              2,299
                                                           ---------
             UTILITIES -- 7.8%
             JOINT POWER AUTHORITY -- 1.8%
     2,000   NC Municipal Power Agency No. 1 Series 1992,
               Insured: MBIA
               7.250% 01/01/07...........................     2,145
     1,150   WA State Public Power Supply Systems Revenue
               Series 1993A, Insured: MBIA
               5.800% 07/01/07...........................     1,221
                                                           ---------
                                                              3,366
                                                           ---------
             MUNICIPAL ELECTRIC -- 2.3%
     1,000   NC Greenville Utilities Commission Revenue,
               Series 2000A, Insured: MBIA
               5.500% 09/01/19...........................     1,078
     1,000   PR Electric Power Authority Revenue Series
               1995Y, Insured: MBIA
               7.000% 07/01/07...........................     1,089
     2,000   TX Sam Rayburn Municipal Power Agency Series
               2002,
               5.000% 10/01/07...........................     2,096
                                                           ---------
                                                              4,263
                                                           ---------
             WATER AND SEWER -- 3.7%
     1,000   NC Durham, Water & Sewer Utility System
               Revenue, Series 2001,
               5.250% 06/01/16...........................     1,078
     1,150   NC Fayetteville Public Works Commission
               Revenue, Series 1997, Insured: FSA
               5.250% 03/01/07...........................     1,201
     1,000   NC Greensboro Combined Enterprise Systems
               Revenue Series 1998A,
               5.000% 06/01/18...........................     1,046
     1,305   NC Greensboro Enterprise Systems Revenue
               Series 1998A,
               5.500% 06/01/08...........................     1,400
     1,000   NC Raleigh Combined Enterprise System
               Revenue Series 1996,
               5.250% 03/01/07...........................     1,045
     1,045   NC Union County Enterprise System Revenue,
               Series 2003A, Insured: FSA
               5.000% 06/01/16...........................     1,107
                                                           ---------
                                                              6,877
                                                           ---------
                                                             14,506
                                                           ---------
             TOTAL MUNICIPAL BONDS
               (Cost of $175,714)........................   184,245
                                                           ---------

                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            INVESTMENT MANAGEMENT COMPANY -- 0.6%
1,154,000   Nations Tax-Exempt Reserves, Capital Class(b)
              (Cost of $1,154)..........................................      1,154
                                                                           --------
            TOTAL INVESTMENTS
              (Cost of $176,868)(c)...........................    99.1%     185,399
                                                                           --------
            OTHER ASSETS AND LIABILITIES, NET.................     0.9%       1,712
                                                                           --------
            NET ASSETS........................................   100.0%    $187,111
                                                                           ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)
  Money market mutual fund registered under the Investment Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(c)
  Cost for federal income tax purposes is $176,586.

ACRONYM      NAME
-------      ----
AMBAC        Ambac Assurance Corp.
AMT          Alternative Minimum Tax
FGIC         Financial Guaranty Insurance Co.
FSA          Financial Security Assurance, Inc.
GO           General Obligation
MBIA         MBIA Insurance Corp.
PCR          Pollution Control Revenue
XLCA         XL Capital Assurance, Inc.

At March 31, 2005, the Fund held investments in the following:

                                                     % OF
HOLDINGS BY REVENUE SOURCE                        NET ASSETS
-------------------------------------------------------------
Tax-backed.....................................          37.5%
Other..........................................          21.0
Health care....................................          15.6
Utilities......................................           7.8
Housing........................................           6.2
Industrials....................................           4.7
Education......................................           4.5
Transportation.................................           1.2
Investment management company..................           0.6
Other assets and liabilities, net..............           0.9
                                                  -----------
                                                        100.0%
                                                  ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 170

NATIONS FUNDS

Nations South Carolina Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            MUNICIPAL BONDS -- 98.8%
            EDUCATION -- 5.9%
$  8,650    IL Educational Facilities Revenue, Series
              2003C, Insured: AMBAC
              5.000% 09/01/18...........................   $ 9,013
            SC Florence Darlington Communication For
              Technical Education Special Fee Revenue,
              Series A,
   1,725      5.000% 03/01/18...........................     1,837
   1,905      5.000% 03/01/20...........................     2,013
                                                           --------
                                                            12,863
                                                           --------
            HEALTH CARE -- 13.0%
            HOSPITALS -- 13.0%
            SC Charleston County, Hospital Facilities
              Revenue, Care Alliance Health Services
              Project, Series 1999A, Insured: FSA
   6,370      5.125% 08/15/15...........................     6,854
   1,000      Refunding
              5.000% 08/15/12...........................     1,060
            SC Greenville Hospital Facilities Revenue,
   1,000      Refunding, Series 1996A,
              5.400% 05/01/07...........................     1,043
   2,000      Series 1996B,
              5.250% 05/01/17...........................     2,072
            SC Horry County Hospital Facilities Revenue,
              Conway Hospital, Inc. Project,
              Series 1998, Insured: AMBAC
   1,100      4.750% 07/01/10...........................     1,152
   1,200      4.875% 07/01/11...........................     1,255
            SC Jobs Economic Development Authority,
              Hospital Facilities Revenue,
   1,250      Georgetown Memorial Hospital Project,
              Series 2001, Insured: RAD
              5.250% 02/01/21...........................     1,293
   1,500      Oconee Memorial Hospital, Inc. Project.
              Series 1995, Insured: CON
              6.150% 03/01/15...........................     1,534
   4,375      Series 1999, Insured: FSA
              5.300% 02/01/14...........................     4,679
            SC Lexington County, Health Services
              District Hospital Revenue, Health Services
              District and Lexemed, Inc. Project,
              Refunding,
   2,000      Series 2003,
              5.500% 11/01/23...........................     2,082
   1,180      Series 1997, Insured: FSA
              5.500% 11/01/06...........................     1,229
   3,000      5.125% 11/01/21...........................     3,121
   1,000    SC Spartanburg County Health Services
              District Hospital Revenue, Refunding,
              Series 1997B, Insured: MBIA
              5.125% 04/15/17...........................     1,040
                                                           --------
                                                            28,414
                                                           --------

PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            INDUSTRIALS -- 2.6%
            FOREST PRODUCTS -- 2.6%
            SC Georgetown County, Pollution Control
              Revenue, International Paper Company
              Project, Refunding,
$  5,000      Series 1999A,
              5.125% 02/01/12...........................   $ 5,263
     500      Series 1997A, AMT
              5.700% 10/01/21...........................       511
                                                           --------
                                                             5,774
                                                           --------
            OTHER -- 20.3%
            OTHER -- 0.5%
   1,000    SC Columbia, Parking Facilities Revenue,
              Refunding, Series 1994, AMT Insured: AMBAC
              5.750% 12/01/09...........................     1,023
                                                           --------
            REFUNDED/ESCROWED(A) -- 18.2%
            SC Beaufort County, School District, GO,
   1,725      Series 2000B, Pre-refunded 03/01/09,
              5.500% 03/01/16...........................     1,871
   1,200      Series 2000C, Pre-refunded 03/01/09,
              5.125% 03/01/12...........................     1,285
   1,135      Series 2001A, Pre-refunded 03/01/11,
              5.000% 03/01/18...........................     1,223
   2,500    SC Berkeley County, School District, GO,
              Series 2000, Pre-refunded 04/01/08,
              5.000% 04/01/21...........................     2,687
   2,000    SC Calhoun County Solid Waste Disposal
              Facility Revenue, Carolina Eastman Company
              Project, Series 1992, AMT Escrowed to
              Maturity,
              6.750% 05/01/17...........................     2,435
   1,000    SC Camden Combined Public Utilities Revenue,
              Refunding and Improvement, Series 1997,
              Pre-refunded 03/01/07, Insured: MBIA
              5.500% 03/01/17...........................     1,061
            SC Charleston County, Hospital Facilities
              Revenue Refunding and Improvement, Bon
              Secours Health Systems Project,
     500      Series 1992, Pre-refunded 08/15/05,
              Insured: FSA
              5.625% 08/15/25...........................       504
   3,000      Series 1993, Pre-refunded 08/15/05,
              Insured: FSA
              5.500% 08/15/10...........................     3,026
   1,000      Medical Society Health Project, Series
              1992, Pre-refunded 04/01/05, Insured: MBIA
              6.000% 10/01/09...........................     1,002
   1,000    SC Charleston County Public Improvement
              Authority, GO, Series 1994, Pre-refunded
              06/01/06,
              5.500% 06/01/14...........................     1,033
   1,000    SC Georgetown County, School District, GO,
              Series 2000, Pre-refunded 03/01/11,
              5.250% 03/01/19...........................     1,091

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations South Carolina Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            REFUNDED/ESCROWED(A) -- (CONTINUED)
$  1,000    SC Greenville, Water Utility Improvement,
              Waterworks Revenue, Series 1997,
              Pre-refunded 02/01/07,
              6.000% 02/01/08...........................   $ 1,075
   1,500      Pre-refunded 02/01/12,
              5.500% 02/01/22...........................     1,599
   1,000    SC Hilton Head Island, GO, Series 2001,
              Pre-refunded 03/01/09,
              5.000% 03/01/13...........................     1,066
   5,500    SC Jobs Economic Development Authority,
              Hospital Facilities Revenue, Palmetto
              Health Alliance Project, Series 2000A,
              Pre-refunded 12/12/10,
              7.125% 12/15/15...........................     6,606
   2,000    SC Lexington, Water and Sewer Authority
              Revenue, Series 1997,
              Pre-refunded 10/01/14, Insured: RAD
              5.450% 04/01/19...........................     2,129
   1,575    SC Medical University, Hospital Facilities
              Revenue, Series 1999,
              Pre-refunded 07/01/09,
              5.500% 07/01/09...........................     1,712
   5,000    SC Piedmont Municipal Power Agency, Electric
              Revenue, Refunding, Series 2001A,
              Pre-refunded 01/01/07, Insured: MBIA
              5.250% 01/01/09...........................     5,232
   2,850    SC Spartanburg Sewer District Sewer Systems
              Revenue, Series 1997, AMT,
              Pre-refunded 06/01/07, Insured: MBIA
              5.500% 06/01/27...........................     3,032
                                                           --------
                                                            39,669
                                                           --------
            TOBACCO -- 1.6%
   3,500    SC Tobacco Settlement Management Revenue,
              Series 2001B,
              6.375% 05/15/28...........................     3,569
                                                           --------
                                                            44,261
                                                           --------
            RESOURCE RECOVERY -- 2.0%
            RESOURCE RECOVERY -- 2.0%
   4,000    SC Charleston County, Resources Recovery
              Revenue, Foster Wheeler Charleston, Series
              1997, AMT, Insured: AMBAC
              5.250% 01/01/10...........................     4,280
                                                           --------
            TAX-BACKED -- 19.3%
            LOCAL APPROPRIATED -- 2.3%
   4,625    SC Greenville County, School District,
              Installment Purchase Revenue, Building
              Equity Sooner Tomorrow Project, Refunding,
              Series 2003,
              5.250% 12/01/16...........................     4,943
                                                           --------

PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            LOCAL GENERAL OBLIGATIONS -- 10.9%
$  2,500    IL Chicago, GO, Refunding, Series 2001A
              Insured: MBIA
              5.500% 01/01/14...........................   $ 2,743
   2,480    SC Georgetown County, School District, GO,
              Series 2000,
              5.500% 03/01/09...........................     2,691
            SC Hilton Head Island, GO,
   1,825      Series 2002,
              5.000% 12/01/16...........................     1,971
   1,960      Series A,
              5.000% 12/01/17...........................     2,104
   3,570    SC Richland County, School District Number
              001, GO, Refunding, Series 2001A,
              5.250% 03/01/19...........................     3,825
            SC Spartanburg County, School District
              Number 007, GO, Series 2001,
   3,240      4.125% 03/01/13...........................     3,311
   2,000      5.000% 03/01/18...........................     2,158
   1,275      4.000% 03/01/12...........................     1,302
   3,410    SC York County School District Number 003
              Rock Hill, GO, Series 2001,
              5.000% 03/01/12...........................     3,692
                                                           --------
                                                            23,797
                                                           --------
            SPECIAL NON-PROPERTY TAX -- 1.7%
   2,000    IL Metropolitan Pier And Exposition
              Authority, Dedicated State Tax Revenue,
              McCormick Place Expansion, Refunding,
              Series 2002B, Insured: MBIA
              5.750% 06/15/23...........................     2,232
   1,440    SC Hilton Head Island, Revenue, Insured:
              MBIA
              5.250% 12/01/16...........................     1,559
                                                           --------
                                                             3,791
                                                           --------
            STATE GENERAL OBLIGATIONS -- 4.4%
   1,885    SC Highway Improvement, GO, Series 1999A,
              4.600% 05/01/11...........................     2,000
   6,135    SC Capital Improvement, GO, Series 1996A,
              3.500% 07/01/06...........................     6,200
   1,245    SC, GO, Series 2000A,
              4.800% 03/01/09...........................     1,322
                                                           --------
                                                             9,522
                                                           --------
                                                            42,053
                                                           --------
            TRANSPORTATION -- 8.5%
            PORTS -- 2.2%
   4,565    SC Port Authority Revenue, Series 1998, AMT
              Insured: FSA
              5.250% 07/01/13...........................     4,771
                                                           --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 172

NATIONS FUNDS

Nations South Carolina Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            TRANSPORTATION -- 6.3%
$  2,730    SC Transportation Infrastructure Bank
              Revenue, Series 2004A, Insured: AMBAC
              5.250% 10/01/09...........................   $ 2,950
            SC Transportation Infrastructure, Book
              Revenue Junior Lien, Series 2001B,
              Insured: AMBAC
   3,340      5.250% 10/01/13...........................     3,617
   3,670      5.250% 10/01/17...........................     3,960
   1,985      Series 2004A, Insured: AMBAC
              5.000% 10/01/16...........................     2,121
   1,000    SC Transportation Infrastructure Revenue,
              Series 1998A, Insured: MBIA
              5.000% 10/01/12...........................     1,060
                                                           --------
                                                            13,708
                                                           --------
                                                            18,479
                                                           --------
            UTILITIES -- 27.2%
            INVESTOR OWNED -- 1.7%
   3,615    SC Jobs Economic, AMT Insured: AMBAC
              4.200% 11/01/12...........................     3,655
                                                           --------
            JOINT POWER AUTHORITY -- 5.0%
   1,480    SC Public Service Authority Revenue,
              Refunding, Series 2002A, Insured: FSA
              5.500% 01/01/17...........................     1,625
   1,615      Refunding, Series 2001A, Insured: FSA
              5.250% 01/01/18...........................     1,733
   2,000      Series 1999A, Insured: MBIA
              5.625% 01/01/13...........................     2,197
   2,000    SC Public Service Authority Revenue,
              Refunding, Series 2002D, Insured: FSA
              5.000% 01/01/18...........................     2,107
   3,000    WA Energy Northwest, Electric Revenue,
              Columbia Generating Project, Refunding,
              Series 2002A, Insured: MBIA
              5.500% 07/01/17...........................     3,279
                                                           --------
                                                            10,941
                                                           --------
            MUNICIPAL ELECTRIC -- 4.0%
            SC Rock Hill, Water Utility System Revenue,
              Series 2003A, Insured: FSA
   2,350      5.250% 01/01/13...........................     2,577
   1,500      5.375% 01/01/19...........................     1,629
   1,020    SC Winnsboro Utility Revenue, Refunding,
              Series 1999, Insured: MBIA
              5.250% 08/15/13...........................     1,121
   3,000    TX Sam Rayburn Texas Municipal Power Agency
              Revenue Refunding, Series 2002,
              6.000% 10/01/16...........................     3,268
                                                           --------
                                                             8,595
                                                           --------

PRINCIPAL
 AMOUNT                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            WATER AND SEWER -- 16.5%
            SC Berkeley County, Water and Sewer Revenue,
              Series 2003, Insured: MBIA
$  1,000      5.250% 06/01/19...........................   $ 1,076
   2,790      5.250% 06/01/17...........................     3,020
   5,105    SC Charleston, Waterworks and Sewer Capital
              Improvement Revenue, Refunding, Series
              1998,
              5.250% 01/01/08...........................     5,407
   7,000    SC Columbia, Waterworks and Sewer Systems
              Revenue, Refunding, Series 1993
              5.500% 02/01/09...........................     7,575
   1,250    SC Florence, Water and Sewer Revenue,
              Refunding, Series 1993, Insured: AMBAC
              5.150% 03/01/06...........................     1,253
   2,000    SC Grand Strand, Water and Sewer Systems
              Revenue, Series A, Insured: FSA
              5.375% 06/01/14...........................     2,194
   1,555    SC Greenville, Water Utility Improvement,
              Waterworks Revenue, Series 2002,
              5.250% 02/01/14...........................     1,688
            SC Mount Pleasant, Water and Sewer Revenue
              and Improvement, Refunding,
              Series 2002, Insured: FGIC
   1,980      5.250% 12/01/16...........................     2,143
   1,270      5.250% 12/01/18...........................     1,368
   3,040    SC North Charleston, Sewer District Revenue,
              Refunding, Series 2002, Insured: FSA
              5.500% 07/01/17...........................     3,348
   6,250    SC Western Carolina, Regional Sewer
              Authority,
              5.250% 03/01/16...........................     6,895
                                                           --------
                                                            35,967
                                                           --------
                                                            59,158
                                                           --------
            TOTAL MUNICIPAL BONDS
              (Cost of $206,951)........................   215,282
                                                           --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations South Carolina Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                            VALUE
 SHARES                                                                     (000)
-----------------------------------------------------------------------------------
           INVESTMENT MANAGEMENT COMPANY -- 0.4%
 832,000   Nations Tax-Exempt Reserves,
             Capital Class(b) (Cost of $832)...........................   $    832
                                                                          --------
           TOTAL INVESTMENTS
             (Cost of $207,783)(c)...........................      99.2%   216,114
                                                                          --------
           OTHER ASSETS AND LIABILITIES, NET.................       0.8%     1,771
                                                                          --------
           NET ASSETS........................................     100.0%  $217,885
                                                                          ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)Money market mutual fund registered under the Investment Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(c)Cost for federal income tax purposes is $207,235.

ACRONYM         NAME
-------         ----
AMBAC           Ambac Assurance Corp.
AMT             Alternative Minimum Tax
CON             College Construction Loan Association
FGIC            Financial Guaranty Insurance Co.
FSA             Financial Security Assurance, Inc.
GO              General Obligation
MBIA            MBIA Insurance Corp.
RAD             Radian Asset Assurance, Inc.

At March 31, 2005, the Fund held investments in the following:

                                                  % OF
HOLDINGS BY REVENUE SOURCE                     NET ASSETS
----------------------------------------------------------
Utilities...................................          27.2%
Other.......................................          20.3
Tax-backed..................................          19.3
Health care.................................          13.0
Transportation..............................           8.5
Education...................................           5.9
Industrials.................................           2.6
Resource recovery...........................           2.0
Investment management company...............           0.4
Other assets and liabilities, net...........           0.8
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 174

NATIONS FUNDS

Nations Tennessee Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


PRINCIPAL
  AMOUNT                                                             VALUE
  (000)                                                              (000)
---------------------------------------------------------------------------
             MUNICIPAL BONDS -- 95.2%
             EDUCATION -- 3.2%
             TN Metropolitan Government, Nashville and Davidson
               County, Health and Educational Facilities Board
               Improvement Revenue Meharry Medical College
               Project, Refunding, Series 1996, Insured: AMBAC
$      505     6.000% 12/01/08...................................   $   555
       595     6.000% 12/01/09...................................       662
       500     6.000% 12/01/16...................................       577
                                                                    -------
                                                                      1,794
                                                                    -------
             HEALTH CARE -- 11.3%
             HOSPITALS -- 11.3%
     1,250   TN Chattanooga-Hamilton County Hospital Authority
               Revenue, Erlanger Medical Center Project,
               Refunding, Series 1993, Insured: FSA
               5.500% 10/01/07...................................     1,322
             TN Knox County
       300     Health, Educational and Housing Facilities Board
               Revenue, Fort Sanders Alliance Project, Refunding,
               Series 1993, Insured: MBIA
               7.250% 01/01/09...................................       340
     2,000     Health, Educational and Housing Facilities Board
               Revenue, Hospital Facilities Improvement Revenue,
               Baptist Health System of East Tennessee, Inc.
               Project, Refunding, Series 1996, Insured: CON
               5.500% 04/15/11...................................     2,110
     1,500     Health, Educational and Housing Facilities Board
               Revenue, University Health Systems Inc. Project,
               Series 1993,
               5.750% 04/01/19...................................     1,555
        10   TN Shelby County, Health, Educational and Housing
               Facilities Board Revenue Methodist Health Systems,
               Series 1995, Insured: MBIA
               6.250% 08/01/09...................................        11
     1,000     St. Jude's Children's Research Project, Series
               1999,
               5.375% 07/01/24...................................     1,037
                                                                    -------
                                                                      6,375
                                                                    -------

PRINCIPAL
  AMOUNT                                                             VALUE
  (000)                                                              (000)
---------------------------------------------------------------------------
             HOUSING -- 9.8%
             MULTI-FAMILY -- 1.8%
$    1,000   TN Metropolitan Government, Nashville and Davidson
               County Multi-Family Housing Revenue, Enhancement,
               Inc. - Welch Bend Apartments Project, Series
               1996A, Insured: FNMA
               5.500% 01/01/27...................................   $ 1,029
                                                                    -------
             SINGLE FAMILY -- 8.0%
     1,085   TN Housing Development Agency Revenue Home Ownership
               Program, Series 1988, AMT
               4.750% 07/01/08...................................     1,121
                                                                    -------
     2,500     Series 1997-3A, AMT(a) 01/01/08...................     2,231
                                                                    -------
     1,135   TN Housing Development Agency Revenue Home Ownership
               Program, Series 1998, AMT
               4.850% 07/01/09...................................     1,173
                                                                    -------
                                                                      4,525
                                                                    -------
                                                                      5,554
                                                                    -------
             INDUSTRIALS -- 3.3%
             CHEMICALS -- 1.0%
       575   TN Humphreys County, Industrial Development Board,
               Solid Waste Disposal Revenue E.I. Dupont Denemours
               and Co. Project, Series 1994, AMT
               6.700% 05/01/24...................................       588
                                                                    -------
             FOREST PRODUCTS -- 0.9%
       500   NC Haywood County Industrial Facilities and
               Pollution Control Financing Authority, Solid Waste
               Disposal Revenue, Champion International
               Corporation Project, Series 1993, AMT,
               5.500% 10/01/18...................................       515
                                                                    -------
             MANUFACTURING -- 1.4%
       750   TN Maury County Industrial Development Board
               Multi-Model Pollution Control Revenue Refunding,
               General Motors Corporation - Saturn Corporation
               Project, Series 1997,
               6.500% 09/01/24...................................       764
                                                                    -------
                                                                      1,867
                                                                    -------
             OTHER -- 12.6%
             REFUNDED/ESCROWED(B) -- 12.6%
       500   TN Blount County Public Building Authority Public
               Facility Revenue, Series 1998, Pre-refunded
               06/01/14, Insured: FGIC
               5.000% 04/01/19...................................       532
     1,250   TN Knox County Health, Educational and Housing
               Facilities Board Revenue, University Health
               Systems Inc., Project, Series 1999, Pre-refunded
               04/01/06,
               4.750% 04/01/19...................................     1,288

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Tennessee Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
  AMOUNT                                                             VALUE
  (000)                                                              (000)
---------------------------------------------------------------------------
             REFUNDED/ESCROWED(B) -- (CONTINUED)
$    1,160   TN Madison County GO, Series 2002, Pre-refunded
               04/01/12,
               5.000% 04/01/13...................................   $ 1,255
       490   TN Shelby County Health, Educational and Housing
               Facilities Board Revenue, Methodist Health
               Systems, Series 1995, Escrowed to Maturity,
               Insured: MBIA
               6.250% 08/01/09...................................       548
     2,000   TN State GO, Series 1999B, Pre-refunded 05/01/09,
               Insured: FSA
               5.250% 05/01/17...................................     2,155
     1,200   TN Williamson County GO, Series 2000, Pre-refunded
               03/01/10,
               5.350% 03/01/17...................................     1,309
                                                                    -------
                                                                      7,087
                                                                    -------
             RESOURCE RECOVERY -- 1.8%
             DISPOSAL -- 1.8%
     1,000   FL Okeechobee County Solid Waste Revenue Various
               Disposal - Waste Management/Landfill, Series
               2004A, AMT,
               4.200% 07/01/39...................................     1,006
                                                                    -------
             TAX-BACKED -- 44.6%
             LOCAL GENERAL OBLIGATIONS -- 42.8%
     1,000   IL Chicago Insured: FSA
               5.250% 01/01/17...................................     1,080
     1,535   TN Anderson County GO, Refunding, Series 2001,
               Insured: FSA
               5.000% 04/01/13...................................     1,631
     1,075   TN Blount County Public Building Authority, GO,
               Local Government Public Improvement, Series
               2004B-5-A, Insured: FGIC
               5.000% 06/01/16...................................     1,151
             TN Dickson County GO, Refunding,
     1,000     Series 2002, Insured: FGIC
               5.000% 03/01/14...................................     1,085
     1,000     Series 2003, Insured: FGIC
               5.000% 06/01/14...................................     1,075
             TN Franklin Special School District, GO, Refunding,
     1,000     Series 2002,
               5.000% 06/01/12...................................     1,080
     2,000     Insured: FSA
               (b) 06/01/20......................................       973
       500   TN Hamilton County GO Refunding, Series 1998B,
               5.100% 08/01/24...................................       544
     1,000   TN Kingsport GO, Insured: AMBAC
               5.000% 03/01/14...................................     1,084
     1,330   TN Lawrenceburg Public Building Authority, Water and
               Sewer, GO, Series 2001B, Insured: FSA
               5.500% 07/01/16...................................     1,456
       390   TN Madison County GO, Unrefunded, Series 2002,
               5.000% 04/01/13...................................       418

PRINCIPAL
  AMOUNT                                                             VALUE
  (000)                                                              (000)
---------------------------------------------------------------------------
             LOCAL GENERAL OBLIGATIONS -- (CONTINUED)
$    2,500   TN Memphis GO, Series 2000,
               5.000% 04/01/17...................................   $ 2,662
     1,000   TN Metropolitan Government, Nashville and Davidson
               County GO, Refunding, Series 1993,
               5.250% 05/15/07...................................     1,049
     1,250   TN Montgomery County GO, Refunding, Series 2004,
               Insured: FGIC
               5.000% 05/01/14...................................     1,359
     1,000   TN Overton County GO, Insured: MBIA
               5.000% 04/01/16...................................     1,077
             TN Rutherford County
     1,550     5.000% 04/01/14...................................     1,682
     1,645     Public Improvement GO, Series 1996,
               6.000% 04/01/06...................................     1,675
             TN Shelby County GO, Refunding, Series 1996B,
     1,030     5.200% 12/01/09...................................     1,078
     1,000     Series 1999B,
               5.250% 04/01/11...................................     1,093
       400   TN Shelby County Public Improvement, GO, Refunding,
               Series 1999A,
               4.750% 05/01/21...................................       405
       500   TN Shelby County Public Improvement, GO, Series
               1996A,
               5.625% 06/01/06...................................       517
                                                                    -------
                                                                     24,174
                                                                    -------
             STATE GENERAL OBLIGATIONS -- 1.8%
     1,000   TX State Public Finance Authority, GO, Refunding,
               Series 1997,
               5.000% 10/01/15...................................     1,039
                                                                    -------
                                                                     25,213
                                                                    -------
             TRANSPORTATION -- 1.9%
             AIR TRANSPORTATION -- 1.9%
     1,000   TN Memphis Shelby County Airport Authority Special
               Facilities Revenue Refunding, Federal Express
               Corp. Project, Series 2002,
               5.050% 09/01/12...................................     1,069
                                                                    -------

             UTILITIES -- 6.7%
             MUNICIPAL ELECTRIC -- 6.7%
     2,000   TN Metropolitan Government, Nashville and Davidson
               County Electric Revenue Series 1998B,
               5.500% 05/15/13...................................     2,231
     1,500   TN Tennergy Corp. Gas Revenue, Insured: MBIA
               5.000% 06/01/07...................................     1,566
                                                                    -------
                                                                      3,797
                                                                    -------
             TOTAL MUNICIPAL BONDS
               (Cost of $51,627).................................    53,762
                                                                    -------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 176

NATIONS FUNDS

Nations Tennessee Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                            VALUE
 SHARES                                                                     (000)
-----------------------------------------------------------------------------------
            INVESTMENT MANAGEMENT COMPANY -- 5.0%
2,821,000   Nations Tax-Exempt Reserves, Capital Class(c) (Cost of
              $2,821)...................................................   $ 2,821
                                                                           -------
            TOTAL INVESTMENTS
              (Cost of $54,448)(d)............................     100.2%   56,583
                                                                           -------
            OTHER ASSETS AND LIABILITIES, NET.................      (0.2)%     (97)
                                                                           -------
            NET ASSETS........................................     100.0%  $56,486
                                                                           =======

---------------
NOTES TO INVESTMENT PORTFOLIO:
(a)
  Zero coupon bond.
(b)
  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)
  Money market mutual fund registered under the Investment Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d)
  Cost for federal income tax purposes is $54,414.

ACRONYM       NAME
----------    ------------------------------------------------
AMBAC         Ambac Assurance Corp.
AMT           Alternative Minimum Tax
CON           College Construction Loan Association
FGIC          Financial Guaranty Insurance Co.
FNMA          Federal National Mortgage Association
FSA           Financial Security Assurance, Inc.
GO            General Obligation
MBIA          MBIA Insurance Corp.

At March 31, 2005, the Fund held investments in the following:

                                                  % OF
HOLDINGS BY REVENUE SOURCE                     NET ASSETS
----------------------------------------------------------
Tax-backed..................................          44.6%
Other.......................................          12.6
Health care.................................          11.3
Housing.....................................           9.8
Utilities...................................           6.7
Industrials.................................           3.3
Education...................................           3.2
Transportation..............................           1.9
Resource recovery...........................           1.8
Investment management company...............           5.0
Other assets and liabilities, net...........          (0.2)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Texas Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            MUNICIPAL BONDS -- 102.0%
            EDUCATION -- 6.9%
$  1,000    TX Alamo Texas Community College District, Insured:
              FSA
              5.375% 11/01/16...................................   $  1,085
     400    TX Fort Worth, Higher Education Financial
              Corporation, Higher Education Revenue Texas
              Christian University Project, Series 1997,
              5.000% 03/15/17...................................        415
   1,000    TX Houston, Community College System Revenue Junior
              Lien, Student Fee Project, Refunding, Series
              2001A, Insured: MBIA
              5.375% 04/15/15...................................      1,079
   3,500    TX Texas A&M University Revenue
              Series, 1999,
              5.500% 05/15/20...................................      3,739
   1,000    TX Texas Tech University Revenue Refunding, Series
              2001, Insured: AMBAC
              5.000% 02/15/11...................................      1,075
   5,000    TX University of Texas, Permanent University Funds
              Revenue Series 2002A,
              5.000% 07/01/07...................................      5,227
   1,000    TX University of Texas, University Financing Systems
              Revenue Series 2003A,
              5.375% 08/15/15...................................      1,098
   1,760    TX University of Texas, University Revenue Series
              2004C,
              4.000% 08/15/05...................................      1,771
                                                                   --------
                                                                     15,489
                                                                   --------
            HEALTH CARE -- 8.5%
            HOSPITALS -- 8.5%
   1,150    KS University Hospital Authority Revenue Kansas
              University Health System Project, Series 1999A,
              Insured: AMBAC
              5.250% 09/01/11...................................      1,228
   3,135    TN Chattanooga-Hamilton County Hospital Authority
              Revenue, Erlanger Medical Center Project,
              Refunding, Series 1993, Insured: FSA
              5.500% 10/01/07...................................      3,315
            TX Harris County, Health Facilities Development
              Corporation Revenue Christian Health Project,
   2,000      Series 1999A, Insured: MBIA
              5.500% 07/01/10...................................      2,167
   1,000      Refunding, Series 1999A, Insured: MBIA
              5.250% 07/01/07...................................      1,048
   2,780    St. Lukes Episcopal Hospital Project, Series 2001A,
              5.625% 02/15/16...................................      2,967

PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            HOSPITALS -- (CONTINUED)
$  3,000    TX North Central, Health Facilities Development
              Corporation Revenue Baylor Health Care Systems
              Project, Refunding, Series 1995,
              5.500% 05/15/13...................................   $  3,129
   3,300    TX Tarrant County, Health Facilities Development
              Corporation, Health Systems Revenue Texas Health
              Resources Systems Project, Refunding, Series 1997A
              Insured: MBIA
              5.750% 02/15/08...................................      3,527
   1,355    TX Tarrant County, Hospital District Revenue Series
              2002, Insured: MBIA
              5.500% 08/15/13...................................      1,482
                                                                   --------
                                                                     18,863
                                                                   --------
            HOUSING -- 1.1%
            MULTI-FAMILY -- 0.5%
   1,000    FL Housing Finance Agency Multi-Family Housing
              Revenue United Dominion Realty Trust-Andover
              Project, Refunding, Series 1996E, AMT
              6.350% 05/01/26...................................      1,023
                                                                   --------
            SINGLE FAMILY -- 0.6%
   1,400    OK Housing Development Authority Revenue Obligation
              Lease Purchase Program, Series 2000A
              5.100% 11/01/05...................................      1,420
                                                                   --------
                                                                      2,443
                                                                   --------
            INDUSTRIALS -- 1.7%
            FOREST PRODUCTS AND PAPER -- 1.3%
   2,600    MS Warren County Mississippi Environmental
              Improvement Revenue Refunding International Paper
              Co. Project, Series 2000A, AMT
              6.700% 08/01/18...................................      2,834
                                                                   --------
            MANUFACTURING -- 0.4%
   1,000    TX Trinity River Authority Texas Instruments
              Project, Series 1996, AMT,
              6.200% 03/01/20...................................      1,033
                                                                   --------
                                                                      3,867
                                                                   --------
            OTHER -- 19.0%
            POOL/BOND BANK -- 2.1%
            TX Water Development Board Revenue
   3,000      Series 1997,
              5.000% 07/15/12...................................      3,145
   1,500      Series 1999B,
              5.625% 07/15/21...................................      1,616
                                                                   --------
                                                                      4,761
                                                                   --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 178

NATIONS FUNDS

Nations Texas Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            REFUNDED/ESCROWED(A) -- 16.9%
$  1,500    IL Kane County Forest Preservation District, GO,
              Series 1999,
              Pre-refunded 12/30/09
              5.375% 12/30/14...................................   $  1,637
   1,500    SC Calhoun County Solid Waste Disposal Facility
              Revenue Carolina Eastman Company Project, Series
              1992, AMT Escrowed to Maturity,
              6.750% 05/01/17...................................      1,826
     500    TX Austin Public Improvement, GO, Series 1999,
              Pre-refunded 09/01/09,
              5.375% 09/01/18...................................        542
   1,290    TX Brazosport Independent School District, GO,
              Series 1996, Pre-refunded 02/15/06,
              Insured: PSFG
              5.400% 02/15/13...................................      1,321
   1,400    TX Harris County GO, Series 1995, Pre-refunded
              10/01/05,
              5.000% 10/01/17...................................      1,418
            TX Houston, Water and Sewer Systems Revenue Junior
              Lien, Refunding,
   4,000      Series 1996A, Pre-refunded 12/01/06, Insured: FGIC
              5.250% 12/01/25...................................      4,202
   5,000      Series 1997A, Pre-refunded 12/01/07, Insured: FGIC
              5.375% 12/01/27...................................      5,357
   5,000    TX North Central, Health Facilities Development
              Corp. Revenue Presbyterian Healthcare Residential
              Project, Refunding, Series 1996B, Pre-refunded
              06/01/06, Insured: MBIA
              5.500% 06/01/16...................................      5,665
   1,500    TX Pearland Independent School District, GO, Series
              2000, Insured: PSFG Pre-refunded 02/15/09,
              5.500% 02/15/20...................................      1,624
            TX San Antonio, GO,
     120      Series 2001, Escrowed to Maturity,
              5.000% 08/01/09...................................        128
      30      Series 2002, Escrowed to Maturity,
              5.000% 02/01/11...................................         32
      20    TX San Antonio, GO, Forward-General Improvements,
              Series 2001, Escrowed to Maturity,
              5.250% 08/01/13...................................         22
   1,000    TX San Antonio Independent School District, GO,
              Pre-refunded 08/15/09, Insured: PSFG
              5.500% 08/15/24...................................      1,090
   1,000    TX Tarrant County, Health Facilities Development
              Corporation, Health Systems Revenue Harris
              Methodist Health Systems Project, Series 1994,
              Escrowed to Maturity, Insured: MBIA
              6.000% 09/01/10...................................      1,102

PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            REFUNDED/ESCROWED(A) -- (CONTINUED)
$    500    TX Travis County, Health Facilities Development
              Corp. Revenue Ascension Health Credit Project,
              Series 1999A, Pre-refunded 11/15/09, Insured:
              AMBAC
              5.875% 11/15/24...................................   $    557
   3,250    TX Turnpike Authority of Dallas, North Tollway
              Revenue President George Bush Turnpike Project,
              Series 1996, Escrowed to Maturity, Insured: AMBAC
              (b) 01/01/09......................................      2,866
   2,500    TX University of Texas, University Financing Systems
              Revenue Series 2002A, Pre-refunded 08/15/11,
              5.375% 08/15/15...................................      2,742
   5,365    TX Waxahachie Independent School District, Capital
              Appreciation, GO, Series 2000, Pre-refunded
              08/15/10,
              Insured: PSFG
              (b) 08/15/17......................................      2,806
   4,545      Unrefunded balance, Series 2000, Pre-refunded
              08/15/10, Insured: PSFG
              (b) 08/15/15......................................      2,726
                                                                   --------
                                                                     37,663
                                                                   --------
                                                                     42,424
                                                                   --------
            RESOURCE RECOVERY -- 0.9%
            DISPOSAL -- 0.9%
   1,875    TX Gulf Coast Waste Disposal, Insured: AMBAC
              5.000% 10/01/12...................................      2,004
                                                                   --------

            TAX-BACKED -- 44.2%
            LOCAL GENERAL OBLIGATIONS -- 37.2%
   1,655    TX Aldine School District, Insured: PSFG
              5.250% 02/15/15...................................      1,798
   1,000    TX Allen Independent School District, GO, Series
              2004, Insured: PSFG
              5.000% 02/15/17...................................      1,058
   2,025    TX Arlington Independent School District Insured:
              PSFG
              5.000% 02/15/16...................................      2,161
   4,000    TX Austin Independent School District, GO,
              Refunding, Series 2004, Insured: PSFG
              5.000% 08/01/12...................................      4,318
   1,030    TX Barbers Hill Independent School District, GO,
              Refunding, Series 2003, Insured: PSFG
              5.000% 02/15/22...................................      1,071
   2,585    TX Belton Texas Independent School District, GO,
              Refunding, Series 1998, Insured: PSFG
              5.250% 08/15/08...................................      2,758
   1,280    TX Carrollton Farmers Brh Independent School
              District, GO, Insured: MBIA
              5.000% 02/15/14...................................      1,378

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Texas Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            LOCAL GENERAL OBLIGATIONS -- (CONTINUED)
            TX Cedar Hill Independent School District, GO,
              Series 2000, Insured: PSFG
$  4,115      (b) 08/15/16......................................   $  2,215
   2,840      (b) 08/15/17......................................      1,427
   1,655    TX Corpus Christi GO, Series 2002, Insured: FSA
              5.500% 09/01/15...................................      1,816
   3,000    TX Cypress-Fairbanks Independent School District,
              Insured: PSFG
              5.000% 02/15/18...................................      3,192
   1,045    TX Dallas, GO, Series 2000,
              5.000% 08/15/09...................................      1,118
   1,000    TX Dallas, GO, Refunding, Series 2003A,
              5.000% 02/15/09...................................      1,065
   1,000    TX Fort Bend Independent School District, GO, Series
              2000, Insured: PSFG
              5.250% 08/15/19...................................      1,065
   1,905    TX Garland GO, Series 1998,
              5.000% 02/15/12...................................      1,992
   2,665    TX Goose Creek Conservative Independent School
              District, GO, Refunding, Series 2003, Insured:
              PSFG
              4.500% 02/15/14...................................      2,767
   1,000    TX Grapevine GO, Series 2000, Insured: FGIC
              5.800% 08/15/19...................................      1,098
   4,870    TX Harlandale Independent School District, GO,
              Refunding, Series 2004, Insured: PSFG
              5.250% 08/15/16...................................      5,282
   2,000    TX Harris County, Revenue Tax and Subordinated Lien,
              Refunding, Series 2004B, Insured: FSA
              5.000% 08/15/32...................................      2,126
   1,120    TX Harris County GO, Refunded, Series 2002,
              5.000% 10/01/08...................................      1,190
   1,000    TX Jefferson County GO, Refunding, Series 2002,
              Insured: FGIC
              5.750% 08/01/14...................................      1,116
      50    TX Johnson City Independent School District, GO,
              Refunding, Series 2003, Insured: PSFG
              3.000% 02/15/09...................................         50
   2,000    TX Klein Independent School District, GO, Refunding,
              Series 1999A, Insured: PSFG
              5.125% 08/01/15...................................      2,113
   1,740    TX La Marque Independent School District, GO,
              Refunding, Series 2003, Insured: PSFG
              5.000% 02/15/21...................................      1,816
            TX North Harris Montgomery Community College
              District, Refunding,
   1,000      Insured: FGIC
              5.375% 02/15/16...................................      1,079

PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            LOCAL GENERAL OBLIGATIONS -- (CONTINUED)
$  1,500      Insured: MBIA
              5.375% 02/15/16...................................   $  1,608
   3,285    TX Northside Independent School District, GO,
              Refunding, Series 2002A
              5.250% 02/15/20...................................      3,502
   3,000    TX Plano Independent School District, GO, Series
              2004, Insured: PSFG
              5.000% 02/15/14...................................      3,230
   1,190    TX Rio Grande City Conservative Independent School
              District, GO, Series 2002, Insured: PSFG
              5.000% 08/15/19...................................      1,244
   5,600    TX Round Rock Independent School District, GO,
              Series 2000, Insured: PSFG
              5.000% 08/01/18...................................      5,850
   2,000    TX San Antonio Tax and Revenue
              5.000% 02/01/09...................................      2,126
   1,970    TX San Antonio GO,
              5.000% 02/01/11...................................      2,115
   1,480      Series 2001,
              5.250% 08/01/13...................................      1,620
   1,380      Series 2003,
              5.000% 08/01/09...................................      1,473
   2,500    TX Socorro School District, GO, Insured: PSFG
              5.250% 08/15/13...................................      2,737
   1,260    TX South Texas Community College District, GO,
              Series 2002, Insured: AMBAC
              5.250% 08/15/10...................................      1,369
   1,170    TX Sugar Land GO, Refunding, Series 2003, Insured:
              FGIC
              5.000% 02/15/11...................................      1,256
   3,675    TX Travis County GO, Limited Tax, Refunding, Series
              2004,
              5.000% 03/01/15...................................      3,941
            TX Waxahachie Independent School District, Capital
              Appreciation, GO, Unrefunded Balance, Series 2000,
              Insured: PSFG
     210      (b) 08/15/15......................................        121
     245      (b) 08/15/17......................................        125
   1,440    TX West University Place Permanent Improvement, GO,
              Refunding, Series 2002,
              5.500% 02/01/15...................................      1,571
   1,910    TX White Settlement Independent School District, GO,
              Refunding, Series 2003, Insured: PSFG
              5.375% 08/15/19...................................      2,062
                                                                   --------
                                                                     83,019
                                                                   --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 180

NATIONS FUNDS

Nations Texas Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            SPECIAL NON-PROPERTY TAX -- 2.8%
            TX Corpus Christi Business and Job Development
              Corporation, Sales Tax Revenue, Arena Project,
              Series 2002, Insured: AMBAC
$  2,065      5.500% 09/01/14...................................   $  2,282
   1,250      5.500% 09/01/18...................................      1,363
            TX Houston, Hotel Occupancy Tax and Special Revenue
              Series 2001B, Insured: AMBAC
   1,195      5.250% 09/01/19...................................      1,275
   1,265      5.250% 09/01/20...................................      1,346
                                                                   --------
                                                                      6,266
                                                                   --------
            STATE GENERAL OBLIGATIONS -- 4.2%
   1,000    TX College Student Loan Authority GO, Series 1994,
              AMT
              5.750% 08/01/11...................................      1,001
   1,200    TX Public Finance Authority GO, Refunding, Series
              1996C,
              6.000% 10/01/06...................................      1,256
     375    TX Veterans Housing Assistance, GO, Refunding,
              Series 1994C,
              6.400% 12/01/09...................................        383
   5,000    TX Water Development GO, Series 1997,
              5.250% 08/01/28...................................      5,174
     455    TX Water Financial Assistance Series A,
              5.250% 08/01/21...................................        482
   1,000    WA Motor Vehicle Fuel Tax, GO, Refunding, Series
              2001R-B,
              5.000% 09/01/09...................................      1,068
                                                                   --------
                                                                      9,364
                                                                   --------
                                                                     98,649
                                                                   --------
            TRANSPORTATION -- 4.4%
            AIRPORTS -- 0.2%
     500    TX Dallas Fort Worth Regional Airport Revenue,
              Refunding, Series 1994A, Insured: MBIA
              6.000% 11/01/09...................................        501
                                                                   --------
            TOLL FACILITIES -- 4.2%
   2,000    TX Central Texas Regional Mobility Authority Revenue
              Subordinated Bond Anticipation Notes,
              5.000% 01/01/08...................................      2,093
   2,150    TX Harris County, Revenue Refunding, Series 2002,
              Insured: FSA
              5.000% 08/15/06...................................      2,215
            TX Harris County, Toll Road Revenue
     735      Refunding, Series 2002,
              Insured: FSA
              5.375% 08/15/11...................................        809

PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            TOLL FACILITIES -- (CONTINUED)
$  1,000      Series 2002, Insured: FSA
              5.375% 08/15/10...................................   $  1,094
   3,000    TX North Texas, Tollway Authority, Dallas North
              Tollway System Revenue Refunding, Series 2003B,
              Insured: AMBAC
              5.000% 01/01/38...................................      3,168
                                                                   --------
                                                                      9,379
                                                                   --------
                                                                      9,880
                                                                   --------
            UTILITIES -- 15.3%
            INVESTOR OWNED -- 2.3%
   4,000    TX Redeemable River Authority Pollution Control
              Revenue Southwestern Public, Insured: AMBAC
              5.200% 07/01/11...................................      4,089
   1,000    TX Sabine River Authority Pollution Control Revenue
              TXU Electric Company Project, Refunding, Series
              2001B,
              5.750% 05/01/30...................................      1,062
                                                                   --------
                                                                      5,151
                                                                   --------
            MUNICIPAL ELECTRIC -- 8.9%
   1,000    TN Metropolitan Government, Nashville and Davidson
              County Electric Revenue Series 1998B,
              5.500% 05/15/13...................................      1,116
   3,410    TX Austin Electric Utility Systems Revenue
              Refunding, Series 2002, Insured: FSA
              5.500% 11/15/12...................................      3,786
   2,000      Insured: AMBAC
              5.500% 11/15/13...................................      2,228
   2,500    TX Austin Utility Systems Revenue Refunding, Series
              1992, Insured: AMBAC
              (b) 11/15/09......................................      2,121
   3,000    TX Lower Colorado River Authority Revenue Refunding,
              Series B Insured: FSA
              6.000% 05/15/08...................................      3,256
   3,000    TX Sam Rayburn Texas Municipal Power Agency Revenue
              Refunding, Series 2002,
              6.000% 10/01/16...................................      3,268
   1,500    TX San Antonio Electric and Gas Systems GO,
              Refunding, Series 1998A,
              5.250% 02/01/16...................................      1,595
   2,250    TX San Antonio Electric and Gas Systems Refunding,
              5.250% 02/01/12...................................      2,453
                                                                   --------
                                                                     19,823
                                                                   --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Texas Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            WATER AND SEWER -- 4.1%
$  1,000    TX Corpus Christi, Utility System Revenue Refunding,
              Series 2002, Insured: FSA
              5.000% 07/15/14...................................   $  1,063
            TX Dallas Waterworks and Sewer System Revenue
              Refunding,
   1,300      Series 2001,
              5.000% 10/01/12...................................      1,383
   1,000      Series 2002,
              5.500% 10/01/12...................................      1,101
   3,000    TX Houston, Area Water Corporation Contract Revenue
              Northeast Water Purification Project, Series 2002,
              Insured: FGIC
              5.500% 03/01/18...................................      3,264
   2,265    TX Houston, Utility Systems Revenue Combined First
              Lien, Refunding, Series 2004A, Insured: MBIA
              5.250% 05/15/14...................................      2,484
                                                                   --------
                                                                      9,295
                                                                   --------
                                                                     34,269
                                                                   --------
            TOTAL MUNICIPAL BONDS
              (Cost of $219,854)................................    227,888
                                                                   --------

 SHARES
---------
            INVESTMENT MANAGEMENT COMPANY -- 0.1%
 267,000    Nations Tax-Exempt Reserves, Capital Class(c) (Cost of
              $267).....................................................        267
                                                                           --------
            TOTAL INVESTMENTS
              (Cost of $220,121)(d)...........................     102.1%   228,155
                                                                           --------
            OTHER ASSETS AND LIABILITIES, NET.................      (2.1)%   (4,633)
                                                                           --------
            NET ASSETS........................................     100.0%  $223,522
                                                                           ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)
  Zero coupon bond.

(c)
  Money market mutual fund registered under the Investment Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d)
  Cost for federal income tax purposes is $219,936.

ACRONYM      NAME
-------      ----
AMBAC        Ambac Assurance Corp.
AMT          Alternative Minimum Tax
FGIC         Financial Guaranty Insurance Co.
FHLMC        Federal Home Loan Mortgage Corp.
FSA          Financial Security Assurance, Inc.
GO           General Obligation
MBIA         MBIA Insurance Corp.
PSFG         Permanent School Fund Guaranteed

At March 31, 2005, the Fund held investments in the following:

                                                  % OF
HOLDINGS BY REVENUE SOURCE                     NET ASSETS
----------------------------------------------------------
Tax-backed..................................          44.2%
Other.......................................          19.0
Utilities...................................          15.3
Health care.................................           8.5
Education...................................           6.9
Transportation..............................           4.4
Industrials.................................           1.7
Housing.....................................           1.1
Resource recovery...........................           0.9
Investment management company...............           0.1
Other assets and liabilities, net...........          (2.1)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 182

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            MUNICIPAL BONDS -- 98.8%
            EDUCATION -- 2.0%
 $ 2,100    VA Volusia County Florida Educational Facilities
              Authority Revenue Series 1996 A,
              6.125% 10/15/16...................................   $  2,217
   1,115    VA Roanoke County Industrial Development
              Revenue/Hollins College Project, Series 1998,
              5.200% 03/15/17...................................      1,157
   3,535    VA Staunton Industrial Development Authority
              Educational Facilities Revenue Mary Baldwin
              College Project, Series 1996,
              6.600% 11/01/14...................................      3,694
                                                                   --------
                                                                      7,068
                                                                   --------
            HEALTH CARE -- 5.4%
            HOSPITALS -- 5.4%
   1,000    AZ University Medical Center Corp. Arizona Hospital
              Revenue Series 2004, GO of University
              5.250% 07/01/14...................................      1,059
   1,195    FL Miami-Dade County Florida Health Authority
              Hospital Revenue Refunding Miami Children's
              Hospital Project, Series 2001, Insured: AMBAC
              4.375% 08/15/10...................................      1,241
   1,285    MS State Hospital Facilities and Equipment Authority
              Revenue Forrest County General Hospital Project,
              Series 2000, Insured: FSA
              5.625% 01/01/20...................................      1,398
   1,000    VA Arlington County Industrial Development Authority
              Hospital Facility Revenue Virginia Hospital Center
              Arlington Health Systems, Series 2001,
              5.500% 07/01/13...................................      1,081
            VA Fairfax County Industrial Development Authority
              Health Care Revenue Refunding, Inova Health
              Systems Project,
              Series 1993, Insured: MBIA
   1,000      5.250% 08/15/19...................................      1,097
     500      Series 1996,
              5.500% 08/15/10...................................        527
            VA Hanover County Industrial Development Authority
              Revenue
              Secours Health Systems Project, Series 1995,
              Insured: MBIA
     500      5.500% 08/15/25...................................        514
   1,000      Memorial Regional Medical Center Project, Series
              1995, Insured: MBIA
              5.500% 08/15/25...................................      1,028
            VA Loudoun County Industrial Development Authority
              Hospital Revenue Loudoun Hospital Center Project,
              Series 1995, Insured: FSA
   1,500      5.500% 06/01/08...................................      1,535
     500      5.800% 06/01/20...................................        512

PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            HOSPITALS -- (CONTINUED)
 $ 1,765    VA Loudoun County Industrial Development Authority
              Hospital Revenue Loudoun Hospital Center Project,
              Series 1995 Insured: FSA
              5.600% 06/01/09...................................   $  1,806
   1,000    VA Medical College of Virginia Hospital Authority
              General Revenue Series 1998, Insured: MBIA
              4.800% 07/01/11...................................      1,050
     345    VA Prince William County Industrial Development
              Authority Hospital Revenue Refunding Potomac
              Hospital Corporation Project, Series 1995,
              6.550% 10/01/05...................................        351
   4,000    VA Roanoke Industrial Development Authority Hospital
              Revenue Carilion Health System Project, Series
              2002 A, Insured: MBIA
              5.250% 07/01/12...................................      4,346
   1,000    WI State Health and Educational Facilities Revenue
              Agnesian Healthcare Project, Series 2001
              6.000% 07/01/21...................................      1,057
                                                                   --------
                                                                     18,602
                                                                   --------
            HOUSING -- 3.5%
            MULTI-FAMILY -- 3.2%
   2,000    VA Alexandria Redevelopment and Housing Authority
              Multi-Family Housing Mortgage Revenue Buckingham
              Village Apartments Project, Series 1996 A,
              6.050% 07/01/16...................................      2,055
   2,655    VA State Housing Development Authority Revenue
              Rental Housing Project, Series 2000 B, AMT,
              5.875% 08/01/15...................................      2,805
   5,800    VA Suffolk Redevelopment and Housing Authority
              Multi-Family Housing Revenue Refunding Windsor
              Ltd. Partnership Project, Series 2001 Mandatory
              Put 07/01/11 @ 100,
              4.850% 07/01/31...................................      6,136
                                                                   --------
                                                                     10,996
                                                                   --------
            SINGLE FAMILY -- 0.3%
   1,035    VA State Housing Development Authority Commonwealth
              Mortgage Revenue Series 2001 D-D-1,
              4.750% 07/01/12...................................      1,091
                                                                   --------
                                                                     12,087
                                                                   --------
            INDUSTRIALS -- 1.9%
            CHEMICALS -- 0.2%
     550    VA Giles County Industrial Development Authority
              Exempt Facility Revenue Hoechst Celanese
              Corporation Project, Series 1995, AMT
              5.950% 12/01/25...................................        545
                                                                   --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            FOREST PRODUCTS AND PAPER -- 1.7%
 $ 2,250    AL Mobile Alabama Industrial Development Board
              Pollution Control Revenue Refunding International
              Paper Co. Project Series 1998 B
              4.750% 04/01/10...................................   $  2,338
   1,450    GA Richmond County Development Authority
              Environmental Improvement Revenue, International
              Paper Co. Project, Series 2001 A,
              5.150% 03/01/15...................................      1,515
     500    MS Warren County Mississippi Environmental
              Improvement Revenue Refunding International Paper
              Co. Project, Series 2000 A, AMT
              6.700% 08/01/18...................................        545
   1,500    ME Baileyville Maine Pollution Control Revenue
              Georgia-Pacific Corporation Project, Series 1998,
              4.750% 06/01/05...................................      1,503
                                                                   --------
                                                                      5,901
                                                                   --------
                                                                      6,446
                                                                   --------
            OTHER -- 19.1%
            POOL/BOND BANK -- 3.5%
   1,385    AK Municipal Bond Bank Authority Revenue Series
              2003, Insured: MBIA
              5.250% 12/01/18...................................      1,482
            VA State Resource Authority Infrastructure Revenue,
              Series 2000 A, Insured: MBIA
   1,070      5.500% 05/01/21...................................      1,163
   1,120      5.500% 05/01/22...................................      1,218
   1,205      Series 2001 A,
              5.250% 08/01/18...................................      1,288
            VA Pooled Financing Program, Series 2003,
   1,075      5.000% 11/01/18...................................      1,138
   1,125      5.000% 11/01/19...................................      1,187
   1,185      5.000% 11/01/21...................................      1,244
   1,100      5.000% 11/01/22...................................      1,150
   1,175    Infrastructure Revenue, Series 2002,
              5.000% 11/01/13...................................      1,271
   1,000    VA State Resources Authority Infrastructure Revenue
              Series 2002 B,
              5.000% 11/01/09...................................      1,071
                                                                   --------
                                                                     12,212
                                                                   --------
            REFUNDED/ESCROWED(A) -- 15.6%
   2,000    MI Southfield Michigan Library Building Authority GO
              Series 2000, Insured: MBIA Pre-refunded 05/01/10
              5.500% 05/01/24...................................      2,159
   2,000    SC Calhoun County Solid Waste Disposal Facility
              Revenue Carolina Eastman Company Project, Series
              1992, AMT Pre-refunded 05/01/17
              6.750% 05/01/17...................................      2,435

PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            REFUNDED/ESCROWED(A) -- (CONTINUED)
 $ 1,000    VA Arlington County Industrial Development Authority
              Facilities Revenue The Nature Conservancy Project
              Series 1997 A, Pre-refunded 07/01/07
              5.450% 07/01/27...................................   $  1,074
   3,865    VA Arlington GO Series 1999 State Aid Withholding
              Pre-refunded 06/01/09
              5.250% 06/01/16...................................      4,172
   1,000    VA Biotechnology Research Park Authority Lease
              Revenue Biotech Two Project, Series 1996
              Pre-refunded 09/01/06
              5.300% 09/01/13...................................      1,043
   1,000    VA Charlottesville-Albemarle Airport Authority
              Revenue Refunding Series 1995 AMT, Pre-refunded
              06/01/05
              6.125% 12/01/09...................................      1,026
   1,125    VA Chesapeake Bay Bridge and Tunnel Commission
              Virginia District Revenue Revenue Bonds Insured:
              FGIC Pre-refunded 07/01/05
              5.875% 07/01/10...................................      1,157
            VA Chesapeake Water and Sewer GO
   1,000      Series 1995 A,
              Pre-refunded 12/01/05
              5.375% 12/01/20...................................      1,039
   2,000      State Aid Withholding Pre-refunded 12/01/05
              7.000% 12/01/09...................................      2,100
   2,300    VA College Building Authority Educational Facilities
              Revenue Public Higher Education Financing Program,
              Series 1999 A, Pre-refunded 09/01/09
              5.375% 09/01/12...................................      2,500
   1,000    VA Fairfax County GO Series 1998 State Aid
              Withholding
              Pre-refunded 04/01/08
              4.800% 04/01/10...................................      1,069
            VA Fairfax County Public Improvement GO
   3,000      Series 1997 State Aid Withholding
              Pre-refunded 06/01/05
              5.250% 06/01/17...................................      3,075
   1,000      Series 1999 B, Pre-refunded 12/01/07
              5.500% 12/01/16...................................      1,084
   3,000    VA Fairfax County Water and Sewer Authority Water
              Revenue Series 2000,
              Pre-refunded 04/01/10
              5.625% 04/01/25...................................      3,340
   1,450    VA Fairfax County Public Improvement GO Series 1997
              A,
              Pre-refunded 06/01/05
              5.125% 06/01/11...................................      1,486
     500    VA Henrico County Industrial Development Authority
              Public Facilities Lease Revenue Series 1994,
              Pre-refunded 08/01/05
              7.000% 08/01/13...................................        518

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 184

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            REFUNDED/ESCROWED(A) -- (CONTINUED)
 $ 1,915    VA James City County GO Series 1995: State Aid
              Withholding Insured: FGIC Pre-refunded 12/15/05
              5.000% 12/15/08...................................   $  1,987
     700      5.250% 12/15/14...................................        727
   2,600    VA Loudoun County GO Series 2000 B State Aid
              Withholding Pre-refunded 01/01/10
              5.250% 01/01/17...................................      2,846
     510    VA Loudoun County Public Improvement GO Series 2001
              C State Aid Withholding Pre-refunded 11/01/11
              5.000% 11/01/14...................................        555
   1,140    VA Lynchburg Public Improvement GO Series 1997
              Pre-refunded 05/01/06
              5.400% 05/01/17...................................      1,196
   2,000    VA Montgomery County Industrial Development Lease
              Authority Revenue Series 2000 B Insured: AMBAC
              Pre-refunded 01/15/11
              5.500% 01/15/22...................................      2,182
   2,680    VA Portsmouth GO Refunding Series 2001 A Insured:
              FGIC
              Pre-refunded 06/01/08
              5.500% 06/01/17...................................      2,877
   2,345    VA State Commonwealth Transportation Board Authority
              Transportation Revenue Northern Virginia
              Transportation District Project Series 1996 A,
              Pre-refunded 05/15/06
              5.125% 05/15/21...................................      2,432
   1,020    VA State Resource Authority Water and Sewer Systems
              Revenue Suffolk Project, Series 1996 A,
              Pre-refunded 04/01/07
              5.500% 04/01/17...................................      1,083
   3,805    VA Virginia Beach Public Improvement GO Series 2000,
              Pre-refunded 03/01/10
              5.500% 03/01/18...................................      4,208
   3,060    VA Virginia Beach, Public Improvement GO Series
              2000, Pre-refunded 03/01/10
              5.500% 03/01/17...................................      3,384
   1,000    VA Washington County Industrial Development
              Authority Hospital Facility Revenue Refunding
              Johnston Memorial Hospital Project Series 1995,
              Pre-refunded 07/01/05
              6.000% 07/01/14...................................      1,029
                                                                   --------
                                                                     53,783
                                                                   --------
                                                                     65,995
                                                                   --------
            RESOURCE RECOVERY -- 7.2%
            DISPOSAL -- 3.1%
   3,280    VA Arlington County Industrial Development Authority
              Revenue Ogden Martin Systems of Union-Alexandria/
              Arlington Project Series 1999B AMT Insured: FSA
              5.25% 01/01/09....................................      3,482

PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            DISPOSAL -- (CONTINUED)
 $ 1,855    VA Arlington County Industrial Development Authority
              Revenue Ogden Martin Systems of Union-Alexandria/
              Arlington Project Series 1998B AMT Insured: FSA
              5.25% 01/01/10....................................   $  1,960
   5,000    VA Southeastern Public Service Authority Revenue
              Refunding Series 1993A Insured: MBIA
              5.10% 07/01/08....................................      5,310
                                                                   --------
                                                                     10,752
                                                                   --------
            RESOURCE RECOVERY -- 4.1%
  10,000    VA Fairfax County Economic Development Authority
              Resource Recovery Revenue Refunding Series 1998A
              AMT Insured: AMBAC
              5.95% 02/01/07....................................     10,504
   3,385    VA Fairfax County Economic Development Authority
              Resource Recovery Revenue Refunding Series 1998A
              AMT Insured: AMBAC
              6.05% 02/01/09....................................      3,685
                                                                   --------
                                                                     14,189
                                                                   --------
                                                                     24,941
                                                                   --------
            TAX-BACKED -- 47.6%
            LOCAL APPROPRIATED -- 3.1%
   1,205    VA Arlington County Industrial Development Authority
              Lease Revenue Virginia Capital Project, Series
              2004,
              5.000% 08/01/17...................................      1,282
   1,205    Virginia Capital Project:
              Series 2004,
              5.000% 08/01/18...................................      1,277
   1,380    VA Fairfax County Economic Development Authority
              Facilities Revenue School Board Administration
              Building Project I-A
              5.000% 04/01/19...................................      1,464
            VA Hampton Roads Regional Jail Authority Regional
              Jail Facility Revenue: Series 2004, Insured: MBIA
   1,750      5.000% 07/01/14...................................      1,888
   1,685      5.000% 07/01/15...................................      1,805
   1,930      5.000% 07/01/16...................................      2,059
   1,000    VA Prince William County Industrial Development
              Authority Lease Revenue ATCC Project, Series 1996,
              6.000% 02/01/14...................................      1,031
                                                                   --------
                                                                     10,806
                                                                   --------
            LOCAL GENERAL OBLIGATIONS -- 19.1%
            VA Arlington County GO Refunding
   3,285      Series 1993,
              6.000% 06/01/12...................................      3,785
   1,000      Series B,
              5.000% 11/01/10...................................      1,086

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            LOCAL GENERAL OBLIGATIONS -- (CONTINUED)
 $ 6,195    VA Chesapeake GO, Refunding Series 1993,
              5.125% 12/01/05...................................   $  6,304
   1,000    VA Chesapeake GO, Series 1998, State Aid
              Withholding,
              4.650% 08/01/11...................................      1,052
   5,000    VA Fairfax County GO, Series 2002 A, State Aid
              Withholding,
              5.000% 06/01/10...................................      5,403
   1,300    VA Henrico County GO, Series 2002,
              5.000% 04/01/15...................................      1,396
            VA James City County Virginia Public Improvement,
              GO, Refunding, Series 2003,
   2,335      5.000% 12/15/12...................................      2,541
   2,175      5.000% 12/15/13...................................      2,369
            VA Loudoun County GO, Refunding,
   1,000      Series 1998 B State Aid Withholding
              5.250% 12/01/15...................................      1,115
   3,245      Series A, State Aid Withholding
              5.000% 07/01/09...................................      3,479
   1,000    VA Newport News GO, Series 1998,
              5.000% 03/01/18...................................      1,054
            VA Norfolk Capital Improvement GO Refunding
   1,000      Series 1998 State Aid Withholding Insured: FGIC
              5.000% 07/01/13...................................      1,062
   4,960      Series 2002 B
              Insured: FSA
              5.250% 07/01/11...................................      5,437
   3,500    VA Norfolk Capital Improvement GO Refunding Series
              1998 State Aid Withholding Insured: FGIC
              5.000% 07/01/11...................................      3,715
   3,770    VA Norfolk GO Refunding Series 2003 Insured: FSA
              4.000% 12/01/08...................................      3,892
            VA Portsmouth GO Refunding Series 2003 Insured: FSA
   4,385      5.000% 07/01/17...................................      4,703
   2,060      5.000% 07/01/19...................................      2,192
   1,030    VA Portsmouth GO Unrefunded Balance Series 2001 A
              Insured: FGIC
              5.500% 06/01/17...................................      1,095
   1,000    VA Richmond Virginia GO Refunding Series 1995 B
              State Aid Withholding Insured: FGIC
              5.000% 01/15/21...................................      1,033
   2,855    VA Richmond Public Improvement GO Refunding
              Series 1999 A Insured: FSA
              5.000% 01/15/19...................................      3,003
            VA Richmond Public Improvement GO
   1,430      Series 1993 B State Aid Withholding
              5.500% 07/15/09...................................      1,558
   2,150      Series 2002 A Insured: FSA
              5.250% 07/15/11...................................      2,358

PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            LOCAL GENERAL OBLIGATIONS -- (CONTINUED)
            VA Spotsylvania County GO Refunding Series 1998
              Insured: FSA
 $ 1,900      4.400% 07/15/06...................................   $  1,942
   2,000      4.400% 07/15/07...................................      2,068
   2,300    VA Virginia Beach GO Refunding Series 1993,
              5.400% 07/15/08...................................      2,468
                                                                   --------
                                                                     66,110
                                                                   --------
            SPECIAL PROPERTY TAX -- 0.9%
   2,865    VA Fairfax County Economic Development Authority
              Transportation Contract Revenue Route 28 Project
              Series 2004 Insured: MBIA
              5.000%, 04/01/16..................................      3,057
            SPECIAL NON-PROPERTY TAX -- 2.2%
   4,500    IL Metropolitan Pier and Exposition Authority
              Illinois Dedicated State Tax Revenue Refunding
              McCormick Plant Expansion, Series 2002 B, Insured:
              MBIA
              5.250% 06/15/11...................................      4,900
   2,540    VA State Public School Authority Revenue Refunding
              School Financing Project, Series 1998 A,
              4.875% 08/01/14...................................      2,660
                                                                   --------
                                                                      7,560
                                                                   --------
            STATE APPROPRIATED -- 7.5%
   2,030    AZ School Facilities Board Revenue State School
              Improvement, Series 2002,
              5.250% 07/01/14...................................      2,214
            VA College Building Authority Educational Facilities
              Revenue
   1,270      21st Century Catalogue and Equipment Program
              Project, Series 2002 A,
              5.000% 02/01/15...................................      1,348
   3,555      Public Higher Education Financing Program, Series
              2003 A,
              5.000% 09/01/07...................................      3,728
            VA Commonwealth Transportation Board Authority
              Transportation Revenue
   1,000      Oak Grove Connector Project, Series 1997 A,
              5.250% 05/15/22...................................      1,045
              U.S. Route 58 Corridor Project Series 1997 C
              Insured: MBIA
   3,375      5.000% 05/15/13...................................      3,533
   1,245      5.125% 05/15/19...................................      1,301
   1,500      Series 2002 B
              5.000% 05/15/08...................................      1,587
            VA Port Authority Commonwealth Port Fund Revenue
   2,465      Series 1996 AMT,
              5.550% 07/01/12...................................      2,552
   1,000      Series 1997 AMT Insured: MBIA
              5.650% 07/01/17...................................      1,052

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 186

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            STATE APPROPRIATED -- (CONTINUED)
              Series 2003
              Insured: MBIA
 $ 1,430      5.125% 07/01/15...................................   $  1,525
   1,585      5.250% 07/01/17...................................      1,689
   1,360      5.125% 07/01/14...................................      1,460
   2,790    VA State Public Building Authority Public Facilities
              Revenue Series 2002 A,
              5.000% 08/01/14...................................      2,984
                                                                   --------
                                                                     26,018
                                                                   --------
            STATE GENERAL OBLIGATIONS -- 14.8%
   1,900    CT State GO Series 2001 G,
              5.000% 12/15/11...................................      2,058
   1,100    VA Biotechnology Research Park Authority Lease
              Revenue Consolidated Laboratories Project, Series
              2001,
              5.125% 09/01/16...................................      1,174
   1,210    VA Biotechnology Research Park Authority Lease
              Revenue Biotech Two Project, Series 1996,
              5.750% 09/01/05...................................      1,227
   5,000    VA College Building Authority Educational Facilities
              Revenue University Richmond Project, Series 2002
              A,
              Mandatory Put 03/01/09 @ 100
              5.000% 03/01/32...................................      5,297
   1,800    VA College Building Authority Educational Facilities
              Revenue Public Higher Education Financing Program,
              Series 2003 A,
              5.000% 09/01/11...................................      1,948
            VA State GO,
              Series 2004 B,
   9,205      5.000% 06/01/16...................................      9,956
  10,230      Series 2002,
              4.000% 06/01/09...................................     10,576
   5,000      Series 2003 A,
              5.000% 06/01/08...................................      5,307
   7,725      Refunding Series 2004 B,
              5.000% 06/01/15...................................      8,388
   5,035    WA State Motor Vehicle Fuel Tax GO Series 1997 F,
              5.375% 07/01/22...................................      5,234
                                                                   --------
                                                                     51,165
                                                                   --------
                                                                    164,716
                                                                   --------
            TRANSPORTATION -- 2.0%
            AIR TRANSPORTATION -- 0.7%
   2,000    TN Memphis Shelby County Airport Authority Special
              Facilities Revenue Federal Express Corp. Project,
              Refunding, Series 2001,
              5.000% 09/01/09...................................      2,138
                                                                   --------

PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            AIRPORTS -- 1.0%
 $ 1,000    DC Metropolitan Washington District of Columbia
              Airport Authority Virginia General Airport Revenue
              Refunding Series 1998 B, AMT, Insured: MBIA
              5.250% 10/01/10...................................   $  1,057
   2,265    FL Hillsborough County Florida Aviation Authority
              Revenue Refunding Tampa International Airport,
              Series 2003 D, Insured: MBIA
              5.500% 10/01/10...................................      2,459
                                                                   --------
                                                                      3,516
                                                                   --------
            TOLL FACILITIES -- 0.3%
   1,000    VA Richmond Virginia Metropolitan Authority
              Expressway Revenue Series 1998 Insured: FGIC
              5.250% 07/15/17...................................      1,096
                                                                   --------
                                                                      6,750
                                                                   --------
            UTILITIES -- 10.1%
            INVESTOR OWNED -- 0.6%
   2,000    KS Burlington Kansas Environmental Improvement
              Revenue Refunding Power And Light Project, Series
              1998 K Mandatory Put 10/01/07 @ 100
              4.750% 09/01/15...................................      2,059
                                                                   --------

            JOINT POWER AUTHORITY -- 0.3%
   1,000    WA Northwest Washington Energy Northwest Electric
              Revenue Refunding Columbia Generating, Series 2002
              A, Insured: MBIA
              5.750% 07/01/18...................................      1,110
                                                                   --------
            MUNICIPAL ELECTRIC -- 0.6%
   2,000    TX Sam Rayburn Texas Municipal Power Agency Revenue
              Refunding, Series 2002,
              6.000% 10/01/16...................................      2,179
                                                                   --------
            WATER AND SEWER -- 8.6%
   2,795    TX Trinity River Authority Texas Water Revenue
              Refunding Tarrant County Water Project, Series
              2003 Insured: MBIA
              5.500% 02/01/14...................................      3,082
            VA Beach Virginia Water and Sewer Revenue Series
              2000,
   1,935      5.250% 08/01/18...................................      2,071
   2,035      5.250% 08/01/19...................................      2,175
     265    VA Chesterfield County, Virginia Water and Sewer
              Authority Revenue, Refunding Series 1992,
              6.200% 11/01/05...................................        266
   3,000    VA Fairfax County, Virginia Water and Sewer
              Authority, Water Revenue, Unrefunded Balance,
              Series 1992,
              6.000% 04/01/22...................................      3,219
   1,835    VA Fairfax County Virginia Water and Sewer
              Authority, Water Revenue Series 2005 B,
              5.250% 04/01/19...................................      2,035

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


PRINCIPAL
 AMOUNT                                                             VALUE
  (000)                                                             (000)
---------------------------------------------------------------------------
            WATER AND SEWER -- (CONTINUED)
 $ 2,000    VA Norfolk Virginia Water Revenue, Series 1995,
              Insured: MBIA
              5.700% 11/01/10...................................   $  2,075
   3,350    VA Prince William County Virginia Service Authority
              Water and Sewer System Revenue, Refunding, Series
              2003,
              5.000% 07/01/13...................................      3,632
   1,750    VA State Resource Authority Sewer Systems Revenue
              Hopewell Regional Wastewater Facilities Project,
              Series 1995 A, AMT,
              6.000% 10/01/15...................................      1,798
   2,970    VA Systems Revenue Refunding Harrisonburg-Rockingham
              Project, Series 1998,
              5.000% 05/01/18...................................      3,113
   1,790    VA Virginia Beach Water and Sewer Revenue, Series
              2000,
              5.250% 08/01/17...................................      1,918
   2,145    VA Virginia Beach, Water and Sewer Revenue Series
              2000,
              5.250% 08/01/20...................................      2,284
   2,000    Virginia State Resource Authority Systems Revenue
              Refunding, Series 1998,
              5.000% 05/01/22...................................      2,065
                                                                   --------
                                                                     29,733
                                                                   --------
                                                                     35,081
                                                                   --------
            TOTAL MUNICIPAL BONDS
              (Cost of $332,041)................................    341,686
                                                                   --------

SHARES
-------
          INVESTMENT MANAGEMENT COMPANY -- 0.2%
904,000   Nations Tax-Exempt Reserves, Capital Class(b) (Cost of
            $904).....................................................        904
                                                                         --------
          TOTAL INVESTMENTS
            (Cost of $332,945)(c)...........................      99.0%   342,590
                                                                         --------
          OTHER ASSETS AND LIABILITIES, NET.................       1.0%     3,333
                                                                         --------
          NET ASSETS........................................     100.0%  $345,923
                                                                         ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(c)
  Cost for federal income tax purposes is $332,116.

ACRONYM    NAME
-------    ----
AMBAC      Ambac Assurance Corp.
AMT        Alternative Minimum Tax
FGIC       Financial Guaranty Insurance Co.
FSA        Financial Security Assurance, Inc.
GO         General Obligation
MBIA       MBIA Insurance Corp.
PSFG       Permanent School Fund Guaranteed
VA         Veterans Administration

At March 31, 2005, the Fund held investments in the following:

                                                  % OF
HOLDINGS BY REVENUE SOURCE                     NET ASSETS
----------------------------------------------------------
Tax-backed..................................          47.6%
Other.......................................          19.1
Utilities...................................          10.1
Resource recovery...........................           7.2
Health care.................................           5.4
Housing.....................................           3.5
Education...................................           2.0
Transportation..............................           2.0
Industrials.................................           1.9
Investment management company...............           0.2
Other assets and liabilities, net...........           1.0
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 188

                      [This page intentionally left blank]

NATIONS FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES                        MARCH 31, 2005


                                                                                      INTERMEDIATE
                                                                 SHORT-TERM             MUNICIPAL
                                                              MUNICIPAL INCOME            BOND
                                                              ---------------------------------------
(IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS)
ASSETS:
Non-affiliated investments, at cost.........................  $         955,698     $       1,560,939
Affiliated investments, at cost.............................              1,014               102,761
                                                              -----------------     -----------------
Non-affiliated investments, at value........................            954,030             1,607,246
Affiliated investments, at value............................              1,014               102,761
Cash........................................................                 --                     1
Receivable for investment securities sold...................              2,000                    --
Receivable for Fund shares sold.............................                541                   628
Dividends receivable........................................                  6                   116
Interest receivable.........................................             11,985                21,771
Receivable from investment advisor..........................                 80                    62
Other assets................................................                 --+                    3
                                                              -----------------     -----------------
    Total assets............................................            969,656             1,732,588
                                                              -----------------     -----------------
LIABILITIES:
Payable for Fund shares redeemed............................  $          (2,311)    $            (660)
Investment advisory fee payable.............................               (240)                 (501)
Administration fee payable..................................               (125)                 (215)
Shareholder servicing and distribution fees payable.........                (48)                  (14)
Distributions payable.......................................             (1,847)               (5,372)
Payable for investment securities purchased.................                 --               (46,183)
Payable to custodian bank...................................             (2,002)                   --
Accrued Trustees' fees and expenses.........................                (66)                  (68)
Accrued expenses and other liabilities......................               (197)                 (343)
                                                              -----------------     -----------------
    Total liabilities.......................................             (6,836)              (53,356)
                                                              -----------------     -----------------
NET ASSETS..................................................  $         962,820     $       1,679,232
                                                              =================     =================
NET ASSETS CONSIST OF:
Undistributed net investment income.........................  $             128     $           2,075
Accumulated net realized gain/(loss) on investments.........             (2,772)                4,544
Unrealized appreciation/(depreciation) on investments.......             (1,668)               46,307
Paid-in capital.............................................            967,132             1,626,306
                                                              -----------------     -----------------
NET ASSETS..................................................  $         962,820     $       1,679,232
                                                              =================     =================
PRIMARY A SHARES:
  Net assets................................................  $     840,910,160     $   1,639,536,202
  Number of shares outstanding..............................         82,367,295           162,568,261
  Net asset value and redemption price per share............  $           10.21     $           10.09
INVESTOR A SHARES:
  Net assets................................................  $      88,601,121     $      31,128,808
  Number of shares outstanding..............................          8,677,165             3,086,930
  Net asset value and redemption price per share............  $           10.21     $           10.08
  Maximum sales charge......................................               1.00%                 3.25%
  Maximum offering price per share..........................  $           10.31     $           10.42
INVESTOR B SHARES:
  Net assets................................................  $       1,185,708     $       4,436,561
  Number of shares outstanding..............................            116,130               440,035
  Net asset value and offering price per share**............  $           10.21     $           10.08
INVESTOR C SHARES:
  Net assets................................................  $      32,122,749     $       4,130,495
  Number of shares outstanding..............................          3,146,259               409,597
  Net asset value and offering price per share**............  $           10.21     $           10.08

---------------

 **The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

 + Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 190

NATIONS FUNDS



  STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)            MARCH 31, 2005


                       CALIFORNIA                         FLORIDA                           GEORGIA
                      INTERMEDIATE      CALIFORNIA      INTERMEDIATE       FLORIDA        INTERMEDIATE
      MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL
        INCOME            BOND             BOND             BOND             BOND             BOND
-------------------------------------------------------------------------------------------------------

    $      558,122   $      124,341   $      239,477   $      181,264   $       80,862   $      138,658
               165            5,125            2,801              725              725              375
    --------------   --------------   --------------   --------------   --------------   --------------
           595,339          126,233          254,599          184,437           85,713          144,205
               165            5,125            2,801              725              725              375
                 1               --+               1                1                1               --+
                --            2,718               --               --               --               --
             1,066              333               10               62                1               83
                 1                9                5                1                1                6
             8,175            1,481            3,114            3,342            1,702            1,990
                 8               29               35               24               26               31
                 1               --               --+              --               --+               1
    --------------   --------------   --------------   --------------   --------------   --------------
           604,756          135,928          260,565          188,592           88,169          146,691
    --------------   --------------   --------------   --------------   --------------   --------------

    $         (138)  $          (27)  $         (533)  $         (403)  $          (30)  $          (49)
              (199)             (43)             (88)             (65)             (30)             (50)
               (76)             (16)             (33)             (24)             (11)             (19)
               (13)              (5)             (36)             (16)             (15)             (13)
            (2,140)            (344)            (670)            (503)            (218)            (425)
           (10,225)          (9,493)              --               --               --               --
                --               --               --               --               --               --
               (68)             (28)             (58)             (66)             (65)            (100)
              (127)             (53)             (59)             (58)             (48)             (52)
    --------------   --------------   --------------   --------------   --------------   --------------
           (12,986)         (10,009)          (1,477)          (1,135)            (417)            (708)
    --------------   --------------   --------------   --------------   --------------   --------------
    $      591,770   $      125,919   $      259,088   $      187,457   $       87,752   $      145,983
    ==============   ==============   ==============   ==============   ==============   ==============

    $        1,969   $           --   $          453   $          239   $          403   $          207
            (5,883)             228              227             (298)             921           (2,044)
            37,217            1,892           15,122            3,173            4,851            5,547
           558,467          123,799          243,286          184,343           81,577          142,273
    --------------   --------------   --------------   --------------   --------------   --------------
    $      591,770   $      125,919   $      259,088   $      187,457   $       87,752   $      145,983
    ==============   ==============   ==============   ==============   ==============   ==============

    $  555,155,221   $  116,533,223   $  126,548,149   $  155,469,793   $   44,308,795   $  114,651,709
        51,114,566       12,125,458       17,218,404       14,849,405        4,639,679       10,752,804
    $        10.86   $         9.61   $         7.35   $        10.47   $         9.55   $        10.66

    $   29,227,563   $    5,426,892   $  121,086,010   $   16,980,266   $   35,175,106   $   21,415,203
         2,691,638          563,629       16,443,492        1,622,982        3,683,285        2,008,606
    $        10.86   $         9.63   $         7.36   $        10.46   $         9.55   $        10.66
              4.75%            3.25%            4.75%            3.25%            4.75%            3.25%
    $        11.40   $         9.95   $         7.73   $        10.81   $        10.03   $        11.02

    $    6,680,396   $    1,162,582   $    7,661,977   $    6,763,651   $    7,784,754   $    6,662,114
           615,199          120,849        1,040,032          645,942          815,437          624,608
    $        10.86   $         9.62   $         7.37   $        10.47   $         9.55   $        10.67

    $      706,653   $    2,796,779   $    3,792,118   $    8,243,245   $      482,848   $    3,254,050
            65,060          290,398          516,576          786,301           50,633          305,146
    $        10.86   $         9.63   $         7.34   $        10.48   $         9.54   $        10.66

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS



  STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)            MARCH 31, 2005


                                                                                        MARYLAND
                                                                   KANSAS             INTERMEDIATE
                                                                  MUNICIPAL             MUNICIPAL
                                                                   INCOME                 BOND
                                                              ---------------------------------------
(IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS)
ASSETS:
Non-affiliated investments, at cost.........................  $          67,763     $         189,893
Affiliated investments, at cost.............................              1,425                   832
                                                              -----------------     -----------------
Non-affiliated investments, at value........................             69,035               196,912
Affiliated investments, at value............................              1,425                   832
Cash........................................................                  1                     1
Receivable for investment securities sold...................                 --                    --
Receivable for Fund shares sold.............................                 --                    17
Dividends receivable........................................                  2                     3
Interest receivable.........................................                801                 2,908
Receivable from investment advisor..........................                 34                    47
Other assets................................................                 --                    --+
                                                              -----------------     -----------------
    Total assets............................................             71,298               200,720
                                                              -----------------     -----------------
LIABILITIES:
Payable for Fund shares redeemed............................  $             (59)    $             (99)
Investment advisory fee payable.............................                (23)                  (71)
Administration fee payable..................................                (11)                  (25)
Shareholder servicing and distribution fees payable.........                 (1)                  (20)
Distributions payable.......................................               (206)                 (531)
Payable for investment securities purchased.................                 --                    --
Accrued Trustees' fees and expenses.........................                (44)                 (103)
Accrued expenses and other liabilities......................                (53)                  (71)
                                                              -----------------     -----------------
    Total liabilities.......................................               (397)                 (920)
                                                              -----------------     -----------------
NET ASSETS..................................................  $          70,901     $         199,800
                                                              =================     =================
NET ASSETS CONSIST OF:
Undistributed net investment income.........................  $              62     $             157
Accumulated net realized gain/(loss) on investments.........                110                (2,476)
Unrealized appreciation/(depreciation) on investments.......              1,272                 7,019
Paid-in capital.............................................             69,457               195,100
                                                              -----------------     -----------------
NET ASSETS..................................................  $          70,901     $         199,800
                                                              =================     =================
PRIMARY A SHARES:
  Net assets................................................  $      66,302,220     $     153,653,081
  Number of shares outstanding..............................          6,682,570            14,251,867
  Net asset value and redemption price per share............  $            9.92     $           10.78
INVESTOR A SHARES:
  Net assets................................................  $       4,146,044     $      30,400,271
  Number of shares outstanding..............................            417,937             2,820,094
  Net asset value and redemption price per share............  $            9.92     $           10.78
  Maximum sales charge......................................               3.25%                 3.25%
  Maximum offering price per share..........................  $           10.25     $           11.14
INVESTOR B SHARES:
  Net assets................................................  $         216,049     $      13,119,004
  Number of shares outstanding..............................             21,806             1,216,577
  Net asset value and offering price per share**............  $            9.91     $           10.78
INVESTOR C SHARES:
  Net assets................................................  $         236,713     $       2,627,594
  Number of shares outstanding..............................             23,921               243,737
  Net asset value and offering price per share**............  $            9.90     $           10.78

---------------

 **The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

 + Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 192

NATIONS FUNDS



  STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)            MARCH 31, 2005


    NORTH CAROLINA   SOUTH CAROLINA     TENNESSEE          TEXAS           VIRGINIA
     INTERMEDIATE     INTERMEDIATE     INTERMEDIATE     INTERMEDIATE     INTERMEDIATE
      MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL
         BOND             BOND             BOND             BOND             BOND
--------------------------------------------------------------------------------------

    $      175,714   $      206,951   $       51,627   $      219,854   $      332,041
             1,154              832            2,821              267              904
    --------------   --------------   --------------   --------------   --------------
           184,245          215,282           53,762          227,888          341,686
             1,154              832            2,821              267              904
                 1                1               --+              --+               1
                --               --               --               --               --
                69              211               19                6              125
                 2                4                3                1                4
             2,859            2,625              885            2,319            4,688
                43               42               24               45               54
                 1               --               --               --+               1
    --------------   --------------   --------------   --------------   --------------
           188,374          218,997           57,514          230,526          347,463
    --------------   --------------   --------------   --------------   --------------

    $         (428)  $         (159)  $         (727)  $          (56)  $         (166)
               (64)             (75)             (19)             (77)            (119)
               (24)             (28)              (7)             (29)             (45)
               (19)             (19)              (7)              (5)             (24)
              (560)            (660)            (138)            (714)            (985)
                --               --               --           (5,951)              --
              (100)            (100)             (98)             (99)            (109)
               (68)             (71)             (32)             (73)             (92)
    --------------   --------------   --------------   --------------   --------------
            (1,263)          (1,112)          (1,028)          (7,004)          (1,540)
    --------------   --------------   --------------   --------------   --------------
    $      187,111   $      217,885   $       56,486   $      223,522   $      345,923
    ==============   ==============   ==============   ==============   ==============

    $          802   $        1,147   $           40   $          432   $          871
              (468)             378               37              943             (552)
             8,531            8,331            2,135            8,034            9,645
           178,246          208,029           54,274          214,113          335,959
    --------------   --------------   --------------   --------------   --------------
    $      187,111   $      217,885   $       56,486   $      223,522   $      345,923
    ==============   ==============   ==============   ==============   ==============

    $  150,588,344   $  178,467,778   $   36,133,033   $  214,002,321   $  282,024,209
        14,262,104       17,054,495        3,476,580       20,873,414       25,970,324
    $        10.56   $        10.46   $        10.39   $        10.25   $        10.86

    $   19,082,180   $   23,302,789   $   15,472,635   $    5,708,253   $   48,476,407
         1,806,729        2,227,423        1,488,776          556,871        4,463,576
    $        10.56   $        10.46   $        10.39   $        10.25   $        10.86
              3.25%            3.25%            3.25%            3.25%            3.25%
    $        10.91   $        10.81   $        10.74   $        10.59   $        11.22

    $   13,403,286   $    8,170,036   $    3,344,589   $    3,449,161   $   13,562,524
         1,269,548          780,762          321,784          336,355        1,248,629
    $        10.56   $        10.46   $        10.39   $        10.25   $        10.86

    $    4,037,010   $    7,943,969   $    1,535,318   $      362,385   $    1,860,273
           382,210          758,912          148,464           35,325          171,312
    $        10.56   $        10.47   $        10.34   $        10.26   $        10.86

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2005

                                                                SHORT-TERM        INTERMEDIATE
                                                                MUNICIPAL          MUNICIPAL
                                                                  INCOME              BOND
                                                              ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $       29,237     $       77,497
Dividend income from affiliated funds.......................             109                429
                                                              --------------     --------------
                                                                      29,346             77,926
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................           3,123              6,730
Administration fee..........................................           2,119              3,465
Transfer agent fees.........................................             320                484
Custodian fees..............................................              67                103
Legal and audit fees........................................             108                110
Trustees' fees and expenses.................................              27                 27
Interest expense............................................               1                  2
Registration and filing fees................................              41                 62
Printing expense............................................              40                 38
Non-recurring costs (see Note 9)............................              --                478
Other.......................................................              84                109
                                                              --------------     --------------
    Subtotal................................................           5,930             11,608
Shareholder servicing and distribution fees:
  Investor A Shares.........................................             309                 86
  Investor B Shares.........................................              13                 46
  Investor C Shares.........................................             424                 48
                                                              --------------     --------------
    Total expenses..........................................           6,676             11,788
Fees waived and/or expenses reimbursed by investment advisor
  (see Note 2)..............................................          (1,654)            (2,346)
Costs assumed by Bank of America Corporation (see Note 9)...              --               (478)
                                                              --------------     --------------
    Net expenses............................................           5,022              8,964
                                                              --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................          24,324             68,962
                                                              --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................          (1,951)             5,912
Net change in unrealized appreciation/(depreciation) of
  investments...............................................         (21,067)           (59,923)
                                                              --------------     --------------
Net realized and unrealized gain/(loss) on investments......         (23,018)           (54,011)
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $        1,306     $       14,951
                                                              ==============     ==============

---------------

 *Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 194

NATIONS FUNDS

                       CALIFORNIA                         FLORIDA                           GEORGIA
                      INTERMEDIATE      CALIFORNIA      INTERMEDIATE       FLORIDA        INTERMEDIATE
      MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL
        INCOME            BOND             BOND             BOND             BOND             BOND
-------------------------------------------------------------------------------------------------------

    $       32,180   $        4,862   $       13,483   $        8,482   $        4,634   $        6,848
                35               43               30               47               10               38
    --------------   --------------   --------------   --------------   --------------   --------------
            32,215            4,905           13,513            8,529            4,644            6,886
    --------------   --------------   --------------   --------------   --------------   --------------

             2,929              513            1,254              838              449              611
             1,244              253              529              415              190              302
               173               30               90               48               22               33
                38               11               18               13                7               10
               108              127              112              119              127              129
                27               28               28               28               28               28
                 3                1                1                1                1               --*
                51               --*               1               --*               4               --*
                25               13               18               16               14               15
               172               --               73               --               --               --
                51               21               32               28               18               23
    --------------   --------------   --------------   --------------   --------------   --------------
             4,821              997            2,156            1,506              860            1,151

                78               16              308               41               92               54
                74               11               82               75               91               69
                 8               33               39               90                6               42
    --------------   --------------   --------------   --------------   --------------   --------------
             4,981            1,057            2,585            1,712            1,049            1,316
              (865)            (355)            (473)            (456)            (283)            (386)
              (172)              --              (73)              --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------
             3,944              702            2,039            1,256              766              930
    --------------   --------------   --------------   --------------   --------------   --------------
            28,271            4,203           11,474            7,273            3,878            5,956
    --------------   --------------   --------------   --------------   --------------   --------------

             5,376            1,463            2,086             (209)           1,254              405
           (23,589)          (5,401)          (7,964)          (7,566)          (4,916)          (5,194)
    --------------   --------------   --------------   --------------   --------------   --------------
           (18,213)          (3,938)          (5,878)          (7,775)          (3,662)          (4,789)
    --------------   --------------   --------------   --------------   --------------   --------------
    $       10,058   $          265   $        5,596   $         (502)  $          216   $        1,167
    ==============   ==============   ==============   ==============   ==============   ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For the year ended March 31, 2005

                                                                                    MARYLAND
                                                                  KANSAS          INTERMEDIATE
                                                                MUNICIPAL          MUNICIPAL
                                                                  INCOME              BOND
                                                              ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $        3,013     $        9,255
Dividend income from affiliated funds.......................              37                 27
                                                              --------------     --------------
                                                                       3,050              9,282
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................             341                865
Administration fee..........................................             144                428
Transfer agent fees.........................................              21                 60
Custodian fees..............................................               5                 14
Legal and audit fees........................................             137                130
Trustees' fees and expenses.................................              27                 27
Interest expense............................................               1                  2
Registration and filing fees................................               1                  3
Printing expense............................................              16                 18
Other.......................................................              18                 27
                                                              --------------     --------------
    Subtotal................................................             711              1,574
Shareholder servicing and distribution fees:
  Investor A Shares.........................................              10                 79
  Investor B Shares.........................................               3                150
  Investor C Shares.........................................               2                 29
                                                              --------------     --------------
    Total expenses..........................................             726              1,832
Fees waived and/or expenses reimbursed by investment advisor
  (see Note 2)..............................................            (272)              (491)
                                                              --------------     --------------
    Net expenses............................................             454              1,341
                                                              --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................           2,596              7,941
                                                              --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................             481             (1,791)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................          (2,947)            (7,283)
                                                              --------------     --------------
Net realized and unrealized gain/(loss) on investments......          (2,466)            (9,074)
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $          130     $       (1,133)
                                                              ==============     ==============

---------------

 *Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 196

NATIONS FUNDS

    NORTH CAROLINA   SOUTH CAROLINA     TENNESSEE          TEXAS           VIRGINIA
     INTERMEDIATE     INTERMEDIATE     INTERMEDIATE     INTERMEDIATE     INTERMEDIATE
      MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL
         BOND             BOND             BOND             BOND             BOND
--------------------------------------------------------------------------------------

    $        9,289   $       10,346   $        2,597   $       10,237   $       15,174
                19               56               16               38               51
    --------------   --------------   --------------   --------------   --------------
             9,308           10,402            2,613           10,275           15,225
    --------------   --------------   --------------   --------------   --------------

               814              914              229              959            1,371
               403              451              113              474              673
                56               65               17               68               94
                14               14                5               16               21
               131              115              118              116              114
                27               27               28               28               28
                 2               --*              --               --*              --*
                --*              --*               2                1               --*
                18               17               15               16               21
                28               32               17               34               43
    --------------   --------------   --------------   --------------   --------------
             1,493            1,635              544            1,712            2,365

                59               61               38               17              135
               147               91               37               40              145
                31               83               18                5               21
    --------------   --------------   --------------   --------------   --------------
             1,730            1,870              637            1,774            2,666
              (473)            (492)            (257)            (513)            (651)
    --------------   --------------   --------------   --------------   --------------
             1,257            1,378              380            1,261            2,015
    --------------   --------------   --------------   --------------   --------------
             8,051            9,024            2,233            9,014           13,210
    --------------   --------------   --------------   --------------   --------------

               336            1,183               37            2,274             (325)
            (6,852)          (7,578)          (1,615)          (9,356)         (10,702)
    --------------   --------------   --------------   --------------   --------------
            (6,516)          (6,395)          (1,578)          (7,082)         (11,027)
    --------------   --------------   --------------   --------------   --------------
    $        1,535   $        2,629   $          655   $        1,932   $        2,183
    ==============   ==============   ==============   ==============   ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                SHORT-TERM                           INTERMEDIATE
                                                             MUNICIPAL INCOME                       MUNICIPAL BOND
                                                     ---------------------------------     ---------------------------------
                                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                       MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                          2005               2004               2005               2004
                                                     -----------------------------------------------------------------------
(IN THOUSANDS)
Net investment income/(loss).......................  $       24,324     $       23,442     $       68,962     $       76,864
Net realized gain/(loss) on investments............          (1,951)              (125)             5,912              7,106
Net change in unrealized
  appreciation/(depreciation) of investments.......         (21,067)             2,035            (59,923)               933
                                                     --------------     --------------     --------------     --------------
    Net increase/(decrease) in net assets resulting
      from operations..............................           1,306             25,352             14,951             84,903
Distributions to shareholders from net investment
  income:
  Primary A Shares.................................         (21,152)           (18,844)           (67,413)           (74,963)
  Investor A Shares................................          (2,587)            (3,780)            (1,271)            (1,514)
  Investor B Shares................................             (17)               (17)              (137)              (175)
  Investor C Shares................................            (568)              (801)              (141)              (198)
Distributions to shareholders from net realized
  gains on investments:
  Primary A Shares.................................              --                 --             (2,676)            (1,844)
  Investor A Shares................................              --                 --                (55)               (35)
  Investor B Shares................................              --                 --                 (7)                (5)
  Investor C Shares................................              --                 --                 (8)                (6)
Net increase/(decrease) in net assets from Fund
  share transactions...............................        (262,907)           178,797           (152,962)          (142,143)
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............        (285,925)           180,707           (209,719)          (135,980)
NET ASSETS:
Beginning of period................................       1,248,745          1,068,038          1,888,951          2,024,931
                                                     --------------     --------------     --------------     --------------
End of period......................................  $      962,820     $    1,248,745     $    1,679,232     $    1,888,951
                                                     ==============     ==============     ==============     ==============
Undistributed net investment income/(distributions
  in excess of net investment income) at end of
  period...........................................  $          128     $          129     $        2,075     $        2,178
                                                     ==============     ==============     ==============     ==============

---------------

 *Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 198

NATIONS FUNDS

                                          CALIFORNIA INTERMEDIATE                 CALIFORNIA
           MUNICIPAL INCOME                   MUNICIPAL BOND                    MUNICIPAL BOND
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
      MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
         2005             2004             2005             2004             2005             2004
-------------------------------------------------------------------------------------------------------
    $       28,271   $       33,590   $        4,203   $        4,796   $       11,474   $       13,443
             5,376            5,003            1,463              627            2,086            2,385
           (23,589)           1,605           (5,401)             233           (7,964)            (481)
    --------------   --------------   --------------   --------------   --------------   --------------
            10,058           40,198              265            5,656            5,596           15,347

           (26,790)         (31,568)          (3,909)          (4,293)          (5,909)          (7,104)
            (1,340)          (1,597)            (191)            (380)          (5,150)          (5,823)
              (262)            (307)             (27)             (30)            (281)            (327)
               (30)             (54)             (76)             (93)            (134)            (181)
                --               --           (1,339)            (759)          (1,626)          (1,546)
                --               --              (68)             (73)          (1,472)          (1,337)
                --               --              (14)              (7)             (97)             (89)
                --               --              (36)             (23)             (48)             (50)
           (95,215)        (106,047)         (13,150)           8,611          (31,401)         (27,584)
    --------------   --------------   --------------   --------------   --------------   --------------
          (113,579)         (99,375)         (18,545)           8,609          (40,522)         (28,694)

           705,349          804,724          144,464          135,855          299,610          328,304
    --------------   --------------   --------------   --------------   --------------   --------------
    $      591,770   $      705,349   $      125,919   $      144,464   $      259,088   $      299,610
    ==============   ==============   ==============   ==============   ==============   ==============
    $        1,969   $        1,889   $           --   $           --   $          453   $          493
    ==============   ==============   ==============   ==============   ==============   ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                           FLORIDA INTERMEDIATE                         FLORIDA
                                                              MUNICIPAL BOND                        MUNICIPAL BOND
                                                     ---------------------------------     ---------------------------------
                                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                       MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                          2005               2004               2005               2004
                                                     -----------------------------------------------------------------------
(IN THOUSANDS)

Net investment income/(loss).......................  $        7,273     $        9,194     $        3,878     $        4,772
Net realized gain/(loss) on investments............            (209)             1,801              1,254              1,794
Net change in unrealized
  appreciation/(depreciation) of investments.......          (7,566)              (847)            (4,916)            (1,955)
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations..................................            (502)            10,148                216              4,611
Distributions to shareholders from net investment
  income:
  Primary A Shares.................................          (6,295)            (8,006)            (2,090)            (2,625)
  Investor A Shares................................            (552)              (639)            (1,473)            (1,743)
  Investor B Shares................................            (195)              (262)              (295)              (378)
  Investor C Shares................................            (231)              (287)               (20)               (26)
Distributions to shareholders from net realized
  gains on investments:
  Primary A Shares.................................            (481)                --               (579)              (560)
  Investor A Shares................................             (42)                --               (420)              (405)
  Investor B Shares................................             (21)                --               (108)              (106)
  Investor C Shares................................             (24)                --                 (9)                (7)
Net increase/(decrease) in net assets from Fund
  share transactions...............................         (48,122)           (10,874)           (16,143)           (15,129)
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............         (56,465)            (9,920)           (20,921)           (16,368)
NET ASSETS:
Beginning of period................................         243,922            253,842            108,673            125,041
                                                     --------------     --------------     --------------     --------------
End of period......................................  $      187,457     $      243,922     $       87,752     $      108,673
                                                     ==============     ==============     ==============     ==============
Undistributed net investment income/(distributions
  in excess of net investment income) at end of
  period...........................................  $          239     $          150     $          403     $          351
                                                     ==============     ==============     ==============     ==============

---------------

 *Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 200

NATIONS FUNDS

         GEORGIA INTERMEDIATE                     KANSAS                     MARYLAND INTERMEDIATE
            MUNICIPAL BOND                   MUNICIPAL INCOME                   MUNICIPAL BOND
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
      MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
         2005             2004             2005             2004             2005             2004
-------------------------------------------------------------------------------------------------------

    $        5,956   $        6,952   $        2,596   $        3,297   $        7,941   $        9,255
               405              137              481            1,298           (1,791)           1,056

            (5,194)             697           (2,947)          (1,073)          (7,283)          (1,148)
    --------------   --------------   --------------   --------------   --------------   --------------

             1,167            7,786              130            3,522           (1,133)           9,163

            (4,801)          (5,760)          (2,463)          (3,084)          (6,370)          (7,413)
              (819)            (767)            (139)            (178)          (1,127)          (1,191)
              (208)            (265)              (7)              (7)            (424)            (568)
              (128)            (160)              (4)             (10)             (81)             (82)

                --               --             (990)            (769)              --               --
                --               --              (61)             (47)              --               --
                --               --               (4)              (3)              --               --
                --               --               (2)              (4)              --               --

           (16,553)         (17,610)          (7,135)         (14,756)         (34,703)          (4,454)
    --------------   --------------   --------------   --------------   --------------   --------------
           (21,342)         (16,776)         (10,675)         (15,336)         (43,838)          (4,545)

           167,325          184,101           81,576           96,912          243,638          248,183
    --------------   --------------   --------------   --------------   --------------   --------------
    $      145,983   $      167,325   $       70,901   $       81,576   $      199,800   $      243,638
    ==============   ==============   ==============   ==============   ==============   ==============

    $          207   $          222   $           62   $           97   $          157   $          217
    ==============   ==============   ==============   ==============   ==============   ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                        NORTH CAROLINA INTERMEDIATE           SOUTH CAROLINA INTERMEDIATE
                                                              MUNICIPAL BOND                        MUNICIPAL BOND
                                                     ---------------------------------     ---------------------------------
                                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                       MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                          2005               2004               2005               2004
                                                     -----------------------------------------------------------------------
(IN THOUSANDS)

Net investment income/(loss).......................  $        8,051     $        9,446     $        9,024     $       10,557
Net realized gain/(loss) on investments............             336              1,083              1,183              1,513
Net change in unrealized
  appreciation/(depreciation) of investments.......          (6,852)              (842)            (7,578)             1,866
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations..................................           1,535              9,687              2,629             13,936
Distributions to shareholders from net investment
  income:
  Primary A Shares.................................          (6,598)            (7,948)            (7,566)            (8,743)
  Investor A Shares................................            (904)              (902)              (925)            (1,139)
  Investor B Shares................................            (455)              (542)              (279)              (364)
  Investor C Shares................................             (95)               (55)              (254)              (311)
Distributions to shareholders from net realized
  gains on investments:
  Primary A Shares.................................              --                 --               (761)            (1,621)
  Investor A Shares................................              --                 --                (96)              (217)
  Investor B Shares................................              --                 --                (37)               (90)
  Investor C Shares................................              --                 --                (34)               (72)
Net increase/(decrease) in net assets from Fund
  share transactions...............................         (42,687)           (10,771)           (22,624)           (16,922)
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............         (49,204)           (10,531)           (29,947)           (15,543)
NET ASSETS:
Beginning of period................................         236,315            246,846            247,832            263,375
                                                     --------------     --------------     --------------     --------------
End of period......................................  $      187,111     $      236,315     $      217,885     $      247,832
                                                     ==============     ==============     ==============     ==============
Undistributed net investment income/(distributions
  in excess of net investment income) at end of
  period...........................................  $          802     $          877     $        1,147     $        1,105
                                                     ==============     ==============     ==============     ==============

---------------

 *Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 202

NATIONS FUNDS

        TENNESSEE INTERMEDIATE              TEXAS INTERMEDIATE               VIRGINIA INTERMEDIATE
            MUNICIPAL BOND                    MUNICIPAL BOND                    MUNICIPAL BOND
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
      MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
         2005             2004             2005             2004             2005             2004
-------------------------------------------------------------------------------------------------------

    $        2,233   $        2,587   $        9,014   $       10,579   $       13,210   $       14,063
                37              299            2,274            2,883             (325)           1,717

            (1,615)            (217)          (9,356)             (79)         (10,702)          (1,072)
    --------------   --------------   --------------   --------------   --------------   --------------

               655            2,669            1,932           13,383            2,183           14,708

            (1,477)          (1,867)          (8,650)         (10,146)         (10,764)         (11,252)
              (586)            (547)            (239)            (293)          (2,013)          (2,219)
              (113)            (120)            (111)            (137)            (431)            (519)
               (57)             (54)             (14)              (3)             (63)             (73)

               (46)              --           (1,405)              --             (393)              (7)
               (20)              --              (41)              --              (80)              (2)
                (5)              --              (24)              --              (22)              --*
                (2)              --               (3)              --               (3)              --*

              (965)         (17,183)         (28,365)         (19,936)           1,496           (8,076)
    --------------   --------------   --------------   --------------   --------------   --------------
            (2,616)         (17,102)         (36,920)         (17,132)         (10,090)          (7,440)

            59,102           76,204          260,442          277,574          356,013          363,453
    --------------   --------------   --------------   --------------   --------------   --------------
    $       56,486   $       59,102   $      223,522   $      260,442   $      345,923   $      356,013
    ==============   ==============   ==============   ==============   ==============   ==============

    $           40   $           42   $          432   $          398   $          871   $          917
    ==============   ==============   ==============   ==============   ==============   ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                       SHORT-TERM MUNICIPAL INCOME
                                                              ----------------------------------------------
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   32,989    $ 339,821       65,687    $ 684,117
  Issued as reinvestment of distributions...................       52          532           72          750
  Redeemed..................................................  (47,531)    (489,346)     (43,266)    (450,438)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (14,490)   $(148,993)      22,493    $ 234,429
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    2,207    $  22,747        9,641    $ 100,422
  Issued as reinvestment of distributions...................      195        2,011          280        2,917
  Redeemed..................................................  (11,174)    (115,045)     (12,721)    (132,412)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (8,772)   $ (90,287)      (2,800)   $ (29,073)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       --*   $       1           --    $      --
  Issued as reinvestment of distributions...................        1           13            1           10
  Redeemed..................................................      (15)        (158)         (41)        (423)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (14)   $    (144)         (40)   $    (413)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      344    $   3,549        1,368    $  14,254
  Issued as reinvestment of distributions...................       30          306           41          427
  Redeemed..................................................   (2,656)     (27,338)      (3,922)     (40,827)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (2,282)   $ (23,483)      (2,513)   $ (26,146)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (25,558)   $(262,907)      17,140    $ 178,797
                                                              =======    =========      =======    =========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 204

NATIONS FUNDS

                                                                       INTERMEDIATE MUNICIPAL BOND
                                                              ----------------------------------------------
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   15,434    $ 157,551       30,097    $ 312,833
  Issued as reinvestment of distributions...................      152        1,541          126        1,302
  Redeemed..................................................  (29,763)    (302,956)     (43,220)    (447,978)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (14,177)   $(143,864)     (12,997)   $(133,843)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................      859    $   8,767        4,132    $  43,019
  Shares issued upon conversion from Investor B Shares......       16          163           41          417
  Issued as reinvestment of distributions...................       55          561           63          656
  Redeemed..................................................   (1,611)     (16,406)      (4,775)     (49,545)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (681)   $  (6,915)        (539)   $  (5,453)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       17    $     170           83    $     863
  Issued as reinvestment of distributions...................        8           79           10          101
  Shares redeemed upon conversion into Investor A Shares....      (16)        (163)         (41)        (417)
  Redeemed..................................................      (59)        (591)        (160)      (1,656)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (50)   $    (505)        (108)   $  (1,109)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       30    $     306          196    $   2,047
  Issued as reinvestment of distributions...................        4           45            8           85
  Redeemed..................................................     (198)      (2,029)        (374)      (3,870)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (164)   $  (1,678)        (170)   $  (1,738)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (15,072)   $(152,962)     (13,814)   $(142,143)
                                                              =======    =========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             MUNICIPAL INCOME
                                                              ----------------------------------------------
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    3,616    $  39,777        5,841    $  64,705
  Issued as reinvestment of distributions...................       29          316           32          359
  Redeemed..................................................  (11,877)    (130,009)     (14,215)    (158,012)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (8,232)   $ (89,916)      (8,342)   $ (92,948)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................      462    $   5,046        3,479    $  38,488
  Shares issued upon conversion from Investor B Shares......        3           41            3           38
  Shares issued upon conversion from Investor C Shares......       31          346           13          144
  Issued as reinvestment of distributions...................       55          598           77          849
  Redeemed..................................................     (867)      (9,473)      (4,616)     (51,170)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (316)   $  (3,442)      (1,044)   $ (11,651)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       22    $     238           43    $     484
  Issued as reinvestment of distributions...................       10          108           13          145
  Shares redeemed upon conversion into Investor A Shares....       (3)         (41)          (3)         (38)
  Redeemed..................................................     (141)      (1,533)        (163)      (1,805)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (112)   $  (1,228)        (110)   $  (1,214)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       11    $     123           15    $     161
  Issued as reinvestment of distributions...................        2           19            3           33
  Shares redeemed upon conversion into Investor A Shares....      (31)        (346)         (13)        (144)
  Redeemed..................................................      (40)        (425)         (26)        (284)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (58)   $    (629)         (21)   $    (234)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (8,718)   $ (95,215)      (9,517)   $(106,047)
                                                              =======    =========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 206

NATIONS FUNDS

                                                                CALIFORNIA INTERMEDIATE MUNICIPAL BOND
                                                              ------------------------------------------
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   1,972    $ 19,273       2,897    $ 28,793
  Issued as reinvestment of dividends.......................     100         970          67         670
  Redeemed..................................................  (2,853)    (27,820)     (2,457)    (24,560)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (781)   $ (7,577)        507    $  4,903
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     142    $  1,393         903    $  9,032
  Issued as reinvestment of dividends.......................      16         152          31         308
  Redeemed..................................................    (608)     (5,919)       (707)     (7,071)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (450)   $ (4,374)        227    $  2,269
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      25    $    240          36    $    360
  Issued as reinvestment of dividends.......................       3          28           2          25
  Redeemed..................................................     (35)       (336)         (5)        (44)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      (7)   $    (68)         33    $    341
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      24    $    236         237    $  2,392
  Issued as reinvestment of dividends.......................       5          55           7          74
  Redeemed..................................................    (146)     (1,422)       (138)     (1,368)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (117)   $ (1,131)        106    $  1,098
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (1,355)   $(13,150)        873    $  8,611
                                                              ======    ========      ======    ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                      CALIFORNIA MUNICIPAL BOND
                                                              ------------------------------------------
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   1,798    $ 13,344       2,246    $ 16,893
  Issued as reinvestment of distributions...................     140       1,027         139       1,062
  Redeemed..................................................  (4,885)    (35,896)     (4,752)    (35,789)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (2,947)   $(21,525)     (2,367)   $(17,834)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     788    $  5,858       3,334    $ 25,430
  Shares issued upon conversion from Investor C Shares......       3          21          --          --
  Issued as reinvestment of distributions...................     543       4,004         571       4,329
  Redeemed..................................................  (2,417)    (17,907)     (5,142)    (38,965)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,083)   $ (8,024)     (1,237)   $ (9,206)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      29    $    216         141    $  1,082
  Issued as reinvestment of distributions...................      34         254          37         278
  Redeemed..................................................    (235)     (1,748)       (200)     (1,506)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (172)   $ (1,278)        (22)   $   (146)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     124    $    914         174    $  1,336
  Issued as reinvestment of distributions...................      14         104          20         153
  Shares redeemed upon conversion into Investor A Shares....      (3)        (21)         --          --
  Redeemed..................................................    (214)     (1,571)       (253)     (1,887)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (79)   $   (574)        (59)   $   (398)
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (4,281)   $(31,401)     (3,685)   $(27,584)
                                                              ======    ========      ======    ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 208

NATIONS FUNDS

                                                                 FLORIDA INTERMEDIATE MUNICIPAL BOND
                                                              ------------------------------------------
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   1,651    $ 17,518       3,779    $ 40,955
  Issued as reinvestment of distributions...................       8          88           7          80
  Redeemed..................................................  (5,761)    (61,082)     (4,880)    (52,499)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (4,102)   $(43,476)     (1,094)   $(11,464)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     578    $  6,130         990    $ 10,710
  Shares issued upon conversion from Investor B Shares......      18         192          12         130
  Issued as reinvestment of distributions...................      21         225          24         255
  Redeemed..................................................    (730)     (7,733)       (989)    (10,698)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (113)   $ (1,186)         37    $    397
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      37    $    395          93    $  1,010
  Issued as reinvestment of distributions...................      10         103          13         140
  Shares redeemed upon conversion into Investor A Shares....     (18)       (192)        (12)       (130)
  Redeemed..................................................    (201)     (2,123)       (174)     (1,874)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (172)   $ (1,817)        (80)   $   (854)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      55    $    585         284    $  3,082
  Issued as reinvestment of distributions...................       4          44           7          74
  Redeemed..................................................    (214)     (2,272)       (196)     (2,109)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (155)   $ (1,643)         95    $  1,047
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (4,542)   $(48,122)     (1,042)   $(10,874)
                                                              ======    ========      ======    ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                        FLORIDA MUNICIPAL BOND
                                                              ------------------------------------------
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     731    $  7,111         792    $  7,998
  Issued as reinvestment of distributions...................      17         166           9          88
  Redeemed..................................................  (1,758)    (17,049)     (1,945)    (19,511)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,010)   $ (9,772)     (1,144)   $(11,425)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     478    $  4,601         600    $  5,988
  Shares issued upon conversion from Investor B Shares......       1           9          22         216
  Issued as reinvestment of distributions...................     103         998         112       1,127
  Redeemed..................................................    (956)     (9,278)     (1,035)    (10,367)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (374)   $ (3,670)       (301)   $ (3,036)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      19    $    178          68    $    697
  Issued as reinvestment of distributions...................      20         192          22         225
  Shares redeemed upon conversion into Investor A Shares....      (1)         (9)        (22)       (216)
  Redeemed..................................................    (285)     (2,764)       (167)     (1,671)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (247)   $ (2,403)        (99)   $   (965)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................       4    $     37          43    $    424
  Issued as reinvestment of distributions...................      --*          2          --*          4
  Redeemed..................................................     (35)       (337)        (13)       (131)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (31)   $   (298)         30    $    297
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (1,662)   $(16,143)     (1,514)   $(15,129)
                                                              ======    ========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 210

NATIONS FUNDS

                                                                 GEORGIA INTERMEDIATE MUNICIPAL BOND
                                                              ------------------------------------------
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     792    $  8,531       1,168    $ 12,791
  Issued as reinvestment of distributions...................       2          22           2          18
  Redeemed..................................................  (2,171)    (23,313)     (2,848)    (30,998)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,377)   $(14,760)     (1,678)   $(18,189)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     393    $  4,225         588    $  6,393
  Shares issued upon conversion from Investor B Shares......      35         378           9         103
  Issued as reinvestment of distributions...................      40         435          42         455
  Redeemed..................................................    (453)     (4,856)       (383)     (4,212)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      15    $    182         256    $  2,739
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      15    $    155          59    $    645
  Issued as reinvestment of distributions...................      13         139          16         175
  Shares redeemed upon conversion into Investor A Shares....     (35)       (378)         (9)       (103)
  Redeemed..................................................     (48)       (503)       (223)     (2,439)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (55)   $   (587)       (157)   $ (1,722)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      46    $    504         203    $  2,221
  Issued as reinvestment of distributions...................       8          86           9         102
  Redeemed..................................................    (183)     (1,978)       (253)     (2,761)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (129)   $ (1,388)        (41)   $   (438)
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (1,546)   $(16,553)     (1,620)   $(17,610)
                                                              ======    ========      ======    ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                       KANSAS MUNICIPAL INCOME
                                                              ------------------------------------------
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     559    $  5,654         357    $  3,720
  Issued as reinvestment of distributions...................      16         166          18         183
  Redeemed..................................................  (1,287)    (13,002)     (1,560)    (16,258)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (712)   $ (7,182)     (1,185)   $(12,355)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................      64    $    645          72    $    747
  Issued as reinvestment of distributions...................       6          63          10         100
  Redeemed..................................................     (73)       (727)       (282)     (2,954)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      (3)   $    (19)       (200)   $ (2,107)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................       4    $     40           5    $     50
  Issued as reinvestment of distributions...................       1          11           1          10
  Redeemed..................................................     (10)       (105)         (4)        (39)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      (5)   $    (54)          2    $     21
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      11    $    114           1    $      7
  Issued as reinvestment of distributions...................       1           6           1          13
  Redeemed..................................................      --          --         (32)       (335)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      12    $    120         (30)   $   (315)
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................    (708)   $ (7,135)     (1,413)   $(14,756)
                                                              ======    ========      ======    ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 212

NATIONS FUNDS

                                                                 MARYLAND INTERMEDIATE MUNICIPAL BOND
                                                              ------------------------------------------
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   1,085    $ 11,893       2,447    $ 27,555
  Issued as reinvestment of distributions...................      14         153          14         160
  Redeemed..................................................  (3,631)    (39,751)     (2,848)    (31,940)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (2,532)   $(27,705)       (387)   $ (4,225)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     472    $  5,169         749    $  8,434
  Shares issued upon conversion from Investor B Shares......      69         762          87         982
  Issued as reinvestment of distributions...................      61         668          68         763
  Redeemed..................................................    (852)     (9,320)       (701)     (7,843)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (250)   $ (2,721)        203    $  2,336
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      29    $    319          85    $    959
  Issued as reinvestment of distributions...................      24         263          34         377
  Shares redeemed upon conversion into Investor A Shares....     (69)       (762)        (87)       (982)
  Redeemed..................................................    (367)     (4,008)       (265)     (2,970)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (383)   $ (4,188)       (233)   $ (2,616)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      30    $    327          35    $    399
  Issued as reinvestment of distributions...................       6          63           5          60
  Redeemed..................................................     (44)       (479)        (36)       (408)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      (8)   $    (89)          4    $     51
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (3,173)   $(34,703)       (413)   $ (4,454)
                                                              ======    ========      ======    ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                              NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND
                                                              ------------------------------------------
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   1,345    $ 14,412       2,335    $ 25,368
  Issued as reinvestment of distributions...................      10         102           7          78
  Redeemed..................................................  (4,805)    (51,185)     (3,355)    (36,268)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (3,450)   $(36,671)     (1,013)   $(10,822)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     486    $  5,232         631    $  6,862
  Shares issued upon conversion from Investor B Shares......      26         275         123       1,339
  Issued as reinvestment of distributions...................      58         614          61         666
  Redeemed..................................................  (1,118)    (11,934)       (642)     (6,969)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (548)   $ (5,813)        173    $  1,898
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      29    $    310         103    $  1,124
  Issued as reinvestment of distributions...................      31         326          35         377
  Shares redeemed upon conversion into Investor A Shares....     (26)       (275)       (123)     (1,339)
  Redeemed..................................................    (257)     (2,738)       (219)     (2,373)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (223)   $ (2,377)       (204)   $ (2,211)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     275    $  2,929          82    $    891
  Issued as reinvestment of distributions...................       2          22           2          22
  Redeemed..................................................     (73)       (777)        (51)       (549)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     204    $  2,174          33    $    364
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (4,017)   $(42,687)     (1,011)   $(10,771)
                                                              ======    ========      ======    ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 214

NATIONS FUNDS

                                                              SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND
                                                              ------------------------------------------
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   1,336    $ 14,148       1,561    $ 16,782
  Issued as reinvestment of distributions...................      18         193          23         244
  Redeemed..................................................  (2,852)    (30,166)     (2,808)    (30,272)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,498)   $(15,825)     (1,224)   $(13,246)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     705    $  7,456         675    $  7,304
  Shares issued upon conversion from Investor B Shares......      43         451          70         755
  Issued as reinvestment of distributions...................      52         550          70         758
  Redeemed..................................................  (1,163)    (12,317)       (944)    (10,171)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (363)   $ (3,860)       (129)   $ (1,354)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      16    $    170          95    $  1,020
  Issued as reinvestment of distributions...................      19         201          29         315
  Shares redeemed upon conversion into Investor A Shares....     (43)       (451)        (70)       (755)
  Redeemed..................................................    (186)     (1,970)       (187)     (2,011)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (194)   $ (2,050)       (133)   $ (1,431)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     100    $  1,045         340    $  3,683
  Issued as reinvestment of distributions...................       9          99          14         148
  Redeemed..................................................    (193)     (2,033)       (441)     (4,722)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (84)   $   (889)        (87)   $   (891)
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (2,139)   $(22,624)     (1,573)   $(16,922)
                                                              ======    ========      ======    ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                TENNESSEE INTERMEDIATE MUNICIPAL BOND
                                                              -----------------------------------------
                                                                 YEAR ENDED              YEAR ENDED
                                                               MARCH 31, 2005          MARCH 31, 2004
                                                              -----------------      ------------------
                                                              SHARES    DOLLARS      SHARES    DOLLARS
                                                              -----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    780     $ 8,160       1,248    $ 13,251
  Issued as reinvestment of distributions...................      1          12           1          10
  Redeemed..................................................   (815)     (8,568)     (2,870)    (30,607)
                                                               ----     -------      ------    --------
  Net increase/(decrease)...................................    (34)    $  (396)     (1,621)   $(17,346)
                                                               ====     =======      ======    ========
INVESTOR A SHARES:
  Sold......................................................    269     $ 2,823         687    $  7,372
  Shares issued upon conversion from Investor B Shares......      2          21           1           7
  Issued as reinvestment of distributions...................     36         381          34         362
  Redeemed..................................................   (267)     (2,805)       (731)     (7,770)
                                                               ----     -------      ------    --------
  Net increase/(decrease)...................................     40     $   420          (9)   $    (29)
                                                               ====     =======      ======    ========
INVESTOR B SHARES:
  Sold......................................................     10     $   109          12    $    122
  Issued as reinvestment of distributions...................      7          78           8          87
  Shares redeemed upon conversion into Investor A Shares....     (2)        (21)         (1)         (7)
  Redeemed..................................................    (59)       (635)        (68)       (730)
                                                               ----     -------      ------    --------
  Net increase/(decrease)...................................    (44)    $  (469)        (49)   $   (528)
                                                               ====     =======      ======    ========
INVESTOR C SHARES:
  Sold......................................................     24     $   249         112    $  1,191
  Issued as reinvestment of distributions...................      4          44           4          38
  Redeemed..................................................    (78)       (813)        (48)       (509)
                                                               ----     -------      ------    --------
  Net increase/(decrease)...................................    (50)    $  (520)         68    $    720
                                                               ====     =======      ======    ========
  Total net increase/(decrease).............................    (88)    $  (965)     (1,611)   $(17,183)
                                                               ====     =======      ======    ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 216

NATIONS FUNDS

                                                                  TEXAS INTERMEDIATE MUNICIPAL BOND
                                                              ------------------------------------------
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     585    $  6,099       1,103    $ 11,604
  Issued as reinvestment of distributions...................      11         115           2          20
  Redeemed..................................................  (3,111)    (32,347)     (2,814)    (29,670)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (2,515)   $(26,133)     (1,709)   $(18,046)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     115    $  1,209         144    $  1,529
  Shares issued upon conversion from Investor B Shares......       1           5           1          11
  Issued as reinvestment of distributions...................       9          93          10         100
  Redeemed..................................................    (254)     (2,653)       (294)     (3,094)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (129)   $ (1,346)       (139)   $ (1,454)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................       5    $     55          14    $    148
  Issued as reinvestment of distributions...................       6          62           6          64
  Shares redeemed upon conversion into Investor A Shares....      (1)         (5)         (1)        (11)
  Redeemed..................................................     (87)       (913)        (97)     (1,020)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (77)   $   (801)        (78)   $   (819)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      20    $    211          41    $    439
  Issued as reinvestment of distributions...................      --           4          --*          2
  Redeemed..................................................     (29)       (300)         (6)        (58)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      (9)   $    (85)         35    $    383
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (2,730)   $(28,365)     (1,891)   $(19,936)
                                                              ======    ========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                 VIRGINIA INTERMEDIATE MUNICIPAL BOND
                                                              ------------------------------------------
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   5,480    $ 60,411       5,830    $ 65,342
  Issued as reinvestment of distributions...................       7          75           5          51
  Redeemed..................................................  (4,533)    (49,702)     (6,527)    (72,670)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     954    $ 10,784        (692)   $ (7,277)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     352    $  3,875         716    $  8,026
  Shares issued upon conversion from Investor B Shares......      29         321          31         349
  Issued as reinvestment of distributions...................     121       1,330         133       1,488
  Redeemed..................................................  (1,146)    (12,579)       (879)     (9,807)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (644)   $ (7,053)          1    $     56
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      23    $    246          79    $    890
  Issued as reinvestment of distributions...................      25         272          31         342
  Shares redeemed upon conversion into Investor A Shares....     (29)       (321)        (31)       (349)
  Redeemed..................................................    (188)     (2,058)       (212)     (2,349)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (169)   $ (1,861)       (133)   $ (1,466)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................       9    $    105          79    $    885
  Issued as reinvestment of distributions...................       4          41           5          52
  Redeemed..................................................     (47)       (520)        (29)       (326)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (34)   $   (374)         55    $    611
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................     107    $  1,496        (769)   $ (8,076)
                                                              ======    ========      ======    ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 218

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each year.


                                            NET ASSET                       NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE           NET          AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING      INVESTMENT      GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)(a)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            ----------------------------------------------------------------------------
SHORT-TERM MUNICIPAL INCOME
PRIMARY A SHARES
Year ended 3/31/2005......................   $10.42          $0.24             $(0.21)          $ 0.03          $(0.24)
Year ended 3/31/2004......................    10.40           0.22               0.02             0.24           (0.22)
Year ended 3/31/2003......................    10.13           0.26               0.27             0.53           (0.26)
Year ended 3/31/2002(d)...................    10.14           0.34               0.01             0.35           (0.36)
Year ended 3/31/2001......................     9.94           0.44               0.20             0.64           (0.44)
INVESTOR A SHARES
Year ended 3/31/2005......................   $10.42          $0.22             $(0.21)          $ 0.01          $(0.22)
Year ended 3/31/2004......................    10.40           0.20               0.02             0.22           (0.20)
Year ended 3/31/2003......................    10.13           0.23               0.27             0.50           (0.23)
Year ended 3/31/2002(d)...................    10.14           0.30               0.03             0.33           (0.34)
Year ended 3/31/2001......................     9.94           0.41               0.21             0.62           (0.42)
INVESTOR B SHARES
Year ended 3/31/2005......................   $10.42          $0.14             $(0.21)          $(0.07)         $(0.14)
Year ended 3/31/2004......................    10.40           0.12               0.02             0.14           (0.12)
Year ended 3/31/2003......................    10.13           0.16               0.27             0.43           (0.16)
Year ended 3/31/2002(d)...................    10.14           0.27              (0.02)            0.25           (0.26)
Year ended 3/31/2001......................     9.94           0.34               0.20             0.54           (0.34)
INVESTOR C SHARES
Year ended 3/31/2005......................   $10.42          $0.14             $(0.21)          $(0.07)         $(0.14)
Year ended 3/31/2004......................    10.40           0.12               0.02             0.14           (0.12)
Year ended 3/31/2003......................    10.13           0.15               0.28             0.43           (0.16)
Year ended 3/31/2002(d)...................    10.14           0.19               0.06             0.25           (0.26)
Year ended 3/31/2001......................     9.94           0.34               0.20             0.54           (0.34)

---------------

(a)Per share net investment income has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)Effective April 1, 2001, the Short-Term Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.33% to 3.37%.

     Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.08% to 3.12%.

     Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%.

     Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 220

NATIONS FUNDS

                                                                                   WITHOUT WAIVERS
                                                                                   AND/OR EXPENSE
                                                                                   REIMBURSEMENTS
                                                                                   ---------------
                                          RATIO OF     RATIO OF NET                   RATIO OF
                            NET ASSETS    OPERATING     INVESTMENT                    OPERATING
  NET ASSET                   END OF     EXPENSES TO   INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
    VALUE         TOTAL       PERIOD     AVERAGE NET    TO AVERAGE     TURNOVER        AVERAGE
END OF PERIOD   RETURN(b)     (000)       ASSETS(c)     NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------------

   $10.21          0.31%    $  840,910      0.40%          2.35%          17%           0.55%
    10.42          2.34      1,009,036      0.40           2.12           20            0.58
    10.40          5.27        773,148      0.40           2.46           11            0.59
    10.13          3.54        364,372      0.40           3.37           12            0.63
    10.14          6.61        105,004      0.40           4.41           38            0.66

   $10.21          0.07%    $   88,601      0.65%          2.10%          17%           0.80%
    10.42          2.09        181,802      0.65           1.87           20            0.83
    10.40          5.00        210,556      0.65           2.21           11            0.84
    10.13          3.27        125,262      0.65           3.12           12            0.88
    10.14          6.34         23,613      0.65           4.16           38            0.91

   $10.21         (0.68)%   $    1,186      1.40%          1.35%          17%           1.55%
    10.42          1.33          1,356      1.40           1.12           20            1.58
    10.40          4.22          1,771      1.40           1.46           11            1.59
    10.13          2.51          1,884      1.40           2.37           12            1.63
    10.14          5.56          3,463      1.40           3.41           38            1.66

   $10.21         (0.68)%   $   32,123      1.40%          1.34%          17%           1.55%
    10.42          1.33         56,551      1.40           1.12           20            1.58
    10.40          4.21         82,563      1.40           1.46           11            1.59
    10.13          2.47         41,822      1.40           2.37           12            1.63
    10.14          5.55          1,417      1.40           3.41           38            1.66

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2005(a)...................   $10.40         $0.40           $(0.29)          $ 0.11          $(0.40)
Year ended 3/31/2004(a)...................    10.36          0.41             0.05             0.46           (0.41)
Year ended 3/31/2003(a)...................    10.00          0.44             0.38             0.82           (0.44)
Year ended 3/31/2002(a)(g)................    10.15          0.47            (0.15)            0.32           (0.47)
Year ended 3/31/2001......................     9.78          0.47             0.37             0.84           (0.47)
INVESTOR A SHARES
Year ended 3/31/2005(a)...................   $10.40         $0.38           $(0.31)          $ 0.07          $(0.37)
Year ended 3/31/2004(a)...................    10.36          0.39             0.05             0.44           (0.39)
Year ended 3/31/2003(a)...................    10.00          0.42             0.38             0.80           (0.42)
Year ended 3/31/2002(a)(g)................    10.15          0.45            (0.16)            0.29           (0.44)
Year ended 3/31/2001......................     9.78          0.46             0.36             0.82           (0.45)
INVESTOR B SHARES
Year ended 3/31/2005(a)...................   $10.40         $0.30           $(0.30)          $(0.00)         $(0.30)
Year ended 3/31/2004(a)...................    10.36          0.31             0.05             0.36           (0.31)
Year ended 3/31/2003(a)...................    10.00          0.33             0.39             0.72           (0.34)
Year ended 3/31/2002(a)(g)................    10.15          0.36            (0.14)            0.22           (0.37)
Year ended 3/31/2001......................     9.78          0.37             0.37             0.74           (0.37)
INVESTOR C SHARES
Year ended 3/31/2005(a)...................   $10.40         $0.30           $(0.30)          $(0.00)         $(0.30)
Year ended 3/31/2004(a)...................    10.36          0.31             0.05             0.36           (0.31)
Year ended 3/31/2003(a)...................    10.00          0.33             0.39             0.72           (0.34)
Year ended 3/31/2002(a)(g)................    10.16          0.35            (0.14)            0.21           (0.37)
Year ended 3/31/2001......................     9.78          0.37             0.38             0.75           (0.37)

---------------

(a)Per share net investment income has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)The effect of non-recurring costs assumed by Bank of America Corporation (see
   Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.63% for Primary A Shares, 0.88% for Investor A Shares and 1.63% each for Investor B and Investor C Shares.

(e)The reimbursement from investment advisor (see Note 9) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expenses ratio (with waivers) was less than 0.01%.


(f)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without the waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.67% for Primary A Shares, 0.92% for Investor A Shares and 1.67% each for Investor B and Investor C Shares.

(g)Effective April 1, 2001, the Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.53% to 4.61%.

     Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.28% to 4.36%.

     Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.53% to 3.61%.

     Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.53% to 3.61%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 222

NATIONS FUNDS

                                                                                                                   WITHOUT WAIVERS
                                                                                                                   AND/OR EXPENSE
                                                                                                                   REIMBURSEMENTS
                                                                                                                   ---------------
                                                                         RATIO OF      RATIO OF NET                   RATIO OF
DISTRIBUTIONS       TOTAL       NET ASSET               NET ASSETS      OPERATING       INVESTMENT                    OPERATING
  FROM NET        DIVIDENDS       VALUE                   END OF         EXPENSES      INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
  REALIZED           AND         END OF       TOTAL       PERIOD        TO AVERAGE      TO AVERAGE     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN(b)     (000)         NET ASSETS      NET ASSETS       RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

   $(0.02)         $(0.42)       $10.09        1.07%    $1,639,536         0.50%(c)        3.94%          21%           0.66%(d)
    (0.01)          (0.42)        10.40        4.58      1,838,690         0.50(c)(e)      4.00           17            0.70(f)
    (0.02)          (0.46)        10.36        8.34      1,966,401         0.50            4.27           15            0.68
       --           (0.47)        10.00        3.17      1,160,559         0.50(c)         4.61           14            0.68
       --           (0.47)        10.15        8.81      1,196,121         0.50(c)         4.73           17            0.68

   $(0.02)         $(0.39)       $10.08        0.72%    $   31,129         0.75%(c)        3.69%          21%           0.91%(d)
    (0.01)          (0.40)        10.40        4.32         39,198         0.75(c)(e)      3.75           17            0.95(f)
    (0.02)          (0.44)        10.36        8.07         44,628         0.75            4.02           15            0.93
       --           (0.44)        10.00        2.91         28,868         0.75(c)         4.36           14            0.93
       --           (0.45)        10.15        8.54         20,728         0.75(c)         4.48           17            0.93

   $(0.02)         $(0.32)       $10.08       (0.03)%   $    4,437         1.50%(c)        2.94%          21%           1.66%(d)
    (0.01)          (0.32)        10.40        3.54          5,092         1.50(c)(e)      3.00           17            1.70(f)
    (0.02)          (0.36)        10.36        7.26          6,200         1.50            3.27           15            1.68
       --           (0.37)        10.00        2.14          4,110         1.50(c)         3.61           14            1.68
       --           (0.37)        10.15        7.74          2,563         1.50(c)         3.73           17            1.68

   $(0.02)         $(0.32)       $10.08       (0.03)%   $    4,130         1.50%(c)        2.94%          21%           1.66%(d)
    (0.01)          (0.32)        10.40        3.55          5,970         1.50(c)(e)      3.00           17            1.70(f)
    (0.02)          (0.36)        10.36        7.25          7,702         1.50            3.27           15            1.68
       --           (0.37)        10.00        2.03          2,006         1.50(c)         3.61           14            1.68
       --           (0.37)        10.16        7.84            528         1.50(c)         3.73           17            1.68

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                       NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE           NET          AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING      INVESTMENT      GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)(a)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            ----------------------------------------------------------------------------
MUNICIPAL INCOME
PRIMARY A SHARES
Year ended 3/31/2005......................   $11.16          $0.49             $(0.29)           $0.20          $(0.50)
Year ended 3/31/2004......................    11.07           0.50               0.09             0.59           (0.50)
Year ended 3/31/2003......................    10.83           0.53               0.24             0.77           (0.53)
Year ended 3/31/2002(g)...................    11.14           0.55              (0.31)            0.24           (0.55)
Year ended 3/31/2001......................    10.69           0.56               0.45             1.01           (0.56)
INVESTOR A SHARES
Year ended 3/31/2005......................   $11.16          $0.47             $(0.30)           $0.17          $(0.47)
Year ended 3/31/2004......................    11.06           0.47               0.10             0.57           (0.47)
Year ended 3/31/2003......................    10.83           0.50               0.23             0.73           (0.50)
Year ended 3/31/2002(g)...................    11.14           0.53              (0.31)            0.22           (0.53)
Year ended 3/31/2001......................    10.68           0.53               0.46             0.99           (0.53)
INVESTOR B SHARES
Year ended 3/31/2005......................   $11.16          $0.39             $(0.30)           $0.09          $(0.39)
Year ended 3/31/2004......................    11.06           0.39               0.10             0.49           (0.39)
Year ended 3/31/2003......................    10.83           0.42               0.23             0.65           (0.42)
Year ended 3/31/2002(g)...................    11.13           0.44              (0.30)            0.14           (0.44)
Year ended 3/31/2001......................    10.69           0.45               0.44             0.89           (0.45)
INVESTOR C SHARES
Year ended 3/31/2005......................   $11.16          $0.39             $(0.30)           $0.09          $(0.39)
Year ended 3/31/2004......................    11.07           0.39               0.09             0.48           (0.39)
Year ended 3/31/2003......................    10.84           0.42               0.23             0.65           (0.42)
Year ended 3/31/2002(g)...................    11.14           0.44              (0.30)            0.14           (0.44)
Year ended 3/31/2001......................    10.69           0.45               0.45             0.90           (0.45)

---------------

(a)Per share net investment income has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.74% for Primary A Shares, 0.99% for Investor A Shares and 1.74% each for Investor B and Investor C Shares.

(e)The reimbursement from investment advisor (see Note 9) is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratios of operating expenses to average net assets would have been 0.60% for Primary A, 0.85% for Investor A, and 1.60% each for Investor B and Investor C Shares.


(f)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.78% for Primary A Shares, 1.03% for Investor A Shares and 1.78% each for Investor B and Investor C shares.

(g)Effective April 1, 2001, the Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.95% to 5.01%.

     Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.70% to 4.76%.

     Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%.

     Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 224

NATIONS FUNDS

                                                                                                WITHOUT WAIVERS
                                                                                                AND/OR EXPENSE
                                                                                                REIMBURSEMENTS
                                                                                                ---------------
                                                       RATIO OF     RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET               NET ASSETS     OPERATING     INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                   END OF       EXPENSES     INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF       TOTAL       PERIOD      TO AVERAGE     TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN(b)     (000)      NET ASSETS(c)   NET ASSETS       RATE        NET ASSETS
---------------------------------------------------------------------------------------------------------------

   $(0.50)       $10.86       1.82%      $555,155        0.60%          4.52%          16%           0.77%(d)
    (0.50)        11.16       5.44        662,303        0.59(e)        4.50            8            0.81(f)
    (0.53)        11.07       7.19        749,047        0.60           4.77           25            0.79
    (0.55)        10.83       2.21        805,149        0.60           5.01           13            0.79
    (0.56)        11.14       9.80        881,611        0.60           5.13           18            0.79

   $(0.47)       $10.86       1.57%      $ 29,228        0.85%          4.27%          16%           1.02%(d)
    (0.47)        11.16       5.28         33,557        0.84(e)        4.25            8            1.06(f)
    (0.50)        11.06       6.83         44,823        0.85           4.52           25            1.04
    (0.53)        10.83       1.95         50,765        0.85           4.76           13            1.04
    (0.53)        11.14       9.55         38,591        0.83           4.90           18            1.04

   $(0.39)       $10.86       0.81%      $  6,680        1.60%          3.52%          16%           1.77%(d)
    (0.39)        11.16       4.49          8,117        1.59(e)        3.50            8            1.81(f)
    (0.42)        11.06       6.04          9,263        1.60           3.77           25            1.79
    (0.44)        10.83       1.28          9,116        1.60           4.01           13            1.79
    (0.45)        11.13       8.62          8,930        1.60           4.13           18            1.79

   $(0.39)       $10.86       0.82%      $    707        1.60%          3.52%          16%           1.77%(d)
    (0.39)        11.16       4.40          1,372        1.59(e)        3.50            8            1.81(f)
    (0.42)        11.07       6.03          1,591        1.60           3.77           25            1.79
    (0.44)        10.84       1.28          1,294        1.60           4.01           13            1.79
    (0.45)        11.14       8.71          1,318        1.60           4.13           18            1.79

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                       NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE           NET          AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING      INVESTMENT      GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)(a)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            ----------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES(c)
Year ended 3/31/2005......................   $ 9.99          $0.33             $(0.27)          $ 0.06          $(0.33)
Year ended 3/31/2004......................    10.00           0.34               0.05             0.39           (0.34)
Period ended 3/31/2003....................    10.00           0.22               0.07             0.29           (0.22)
INVESTOR A SHARES(c)
Year ended 3/31/2005......................   $10.01          $0.30             $(0.27)          $ 0.03          $(0.30)
Year ended 3/31/2004......................    10.02           0.32               0.05             0.37           (0.32)
Period ended 3/31/2003....................    10.00           0.18               0.09             0.27           (0.18)
INVESTOR B SHARES(c)
Year ended 3/31/2005......................   $10.00          $0.23             $(0.27)          $(0.04)         $(0.23)
Year ended 3/31/2004......................    10.01           0.24               0.05             0.29           (0.24)
Period ended 3/31/2003....................    10.00           0.15               0.08             0.23           (0.15)
INVESTOR C SHARES(c)
Year ended 3/31/2005......................   $10.01          $0.23             $(0.27)          $(0.04)         $(0.23)
Year ended 3/31/2004......................    10.02           0.24               0.05             0.29           (0.24)
Period ended 3/31/2003....................    10.00           0.14               0.09             0.23           (0.14)

---------------

(a)Per share net investment income has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)California Intermediate Municipal Bond Primary A, Investor A, Investor B and Investor C shares commenced operations on August 19, 2002, September 9, 2002, August 29, 2002, and September 11, 2002, respectively.

(d)The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)Annualized.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 226

NATIONS FUNDS

                                                                                                                  WITHOUT WAIVERS
                                                                                                                  AND/OR EXPENSE
                                                                                                                  REIMBURSEMENTS
                                                                                                                  ---------------
                                                                         RATIO OF      RATIO OF NET                  RATIO OF
DISTRIBUTIONS       TOTAL       NET ASSET               NET ASSETS      OPERATING       INVESTMENT                   OPERATING
  FROM NET        DIVIDENDS       VALUE                   END OF         EXPENSES      INCOME/(LOSS)  PORTFOLIO     EXPENSES TO
  REALIZED           AND         END OF       TOTAL       PERIOD        TO AVERAGE      TO AVERAGE    TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN(b)     (000)         NET ASSETS      NET ASSETS      RATE        NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------

   $(0.11)         $(0.44)       $ 9.61        0.59%     $116,533          0.50%(d)        3.32%         26%           0.78%
    (0.06)          (0.40)         9.99        3.99       128,957          0.50(d)         3.40          12            0.74
    (0.07)          (0.29)        10.00        2.94       124,009          0.50(d)(e)      3.61(e)       19            0.77(e)

   $(0.11)         $(0.41)       $ 9.63        0.34%     $  5,427          0.75%(d)        3.10%         26%           1.03%
    (0.06)          (0.38)        10.01        3.72        10,151          0.75(d)         3.15          12            0.99
    (0.07)          (0.25)        10.02        1.42         7,884          0.75(d)(e)      3.36(e)       19            1.02(e)

   $(0.11)         $(0.34)       $ 9.62       (0.41)%    $  1,163          1.50%(d)        2.33%         26%           1.78%
    (0.06)          (0.30)        10.00        2.95         1,281          1.50(d)         2.40          12            1.74
    (0.07)          (0.22)        10.01        1.91           945          1.50(d)(e)      2.61(e)       19            1.77(e)

   $(0.11)         $(0.34)       $ 9.63       (0.40)%    $  2,797          1.50%(d)        2.33%         26%           1.78%
    (0.06)          (0.30)        10.01        2.95         4,075          1.50(d)         2.40          12            1.74
    (0.07)          (0.21)        10.02        0.96         3,017          1.50(d)(e)      2.61(e)       19            1.77(e)

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                       NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE           NET          AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING      INVESTMENT      GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)(a)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            ----------------------------------------------------------------------------
CALIFORNIA MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2005......................    $7.58          $0.33             $(0.14)           $0.19          $(0.33)
Year ended 3/31/2004(a)...................     7.60           0.34               0.05             0.39           (0.34)
Year ended 3/31/2003(a)...................     7.28           0.35               0.32             0.67           (0.34)
Year ended 3/31/2002(a)(g)................     7.45           0.35              (0.14)            0.21           (0.35)
Year ended 3/31/2001(a)...................     7.13           0.37               0.33             0.70           (0.36)
INVESTOR A SHARES(g)
Year ended 3/31/2005......................    $7.59          $0.31             $(0.14)           $0.17          $(0.31)
Year ended 3/31/2004(a)...................     7.61           0.32               0.05             0.37           (0.32)
Year ended 3/31/2003(a)...................     7.29           0.33               0.32             0.65           (0.32)
Year ended 3/31/2002(a)(g)................     7.47           0.33              (0.15)            0.18           (0.33)
Year ended 3/31/2001(a)...................     7.14           0.35               0.34             0.69           (0.34)
INVESTOR B SHARES(g)
Year ended 3/31/2005......................    $7.60          $0.25             $(0.14)           $0.11          $(0.25)
Year ended 3/31/2004(a)...................     7.61           0.26               0.06             0.32           (0.26)
Year ended 3/31/2003(a)...................     7.29           0.27               0.33             0.60           (0.27)
Year ended 3/31/2002(a)(g)................     7.47           0.27              (0.14)            0.13           (0.28)
Year ended 3/31/2001(a)...................     7.14           0.30               0.34             0.64           (0.29)
INVESTOR C SHARES
Year ended 3/31/2005......................    $7.57          $0.25             $(0.14)           $0.11          $(0.25)
Year ended 3/31/2004(a)...................     7.59           0.26               0.05             0.31           (0.26)
Year ended 3/31/2003(a)...................     7.27           0.27               0.33             0.60           (0.27)
Year ended 3/31/2002(a)(g)................     7.44           0.27              (0.13)            0.14           (0.28)
Year ended 3/31/2001(a)...................     7.12           0.30               0.33             0.63           (0.29)

---------------


(a)Per share net investment income has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.78% for Primary A Shares, 1.03% for Investor A Shares and 1.78% each for Investor B and Investor C shares.

(e)The reimbursement from investment advisor (see Note 9) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expenses ratio (with waivers) was less than 0.01%.

(f)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.80% for Primary A Shares, 1.05% for Investor A Shares and 1.80% each for Investor B and Investor C shares.

(g)Effective April 1, 2001, the California Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

    Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.69% to 4.71%.

    Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.44% to 4.46%.

    Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.69% to 3.71%.

    Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.69% to 3.71%.

  Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 228

NATIONS FUNDS

                                                                                                                   WITHOUT WAIVERS
                                                                                                                   AND/OR EXPENSE
                                                                                                                   REIMBURSEMENTS
                                                                                                                   ---------------
                                                                         RATIO OF      RATIO OF NET                   RATIO OF
DISTRIBUTIONS       TOTAL       NET ASSET               NET ASSETS      OPERATING       INVESTMENT                    OPERATING
  FROM NET        DIVIDENDS       VALUE                   END OF         EXPENSES      INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
  REALIZED           AND         END OF       TOTAL       PERIOD        TO AVERAGE      TO AVERAGE     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN(b)     (000)         NET ASSETS      NET ASSETS       RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

   $(0.09)         $(0.42)        $7.35        2.59%     $126,548          0.60%(c)        4.43%           7%           0.81%(d)
    (0.07)          (0.41)         7.58        5.26       152,819          0.60(c)(e)      4.45           10            0.83(f)
    (0.01)          (0.35)         7.60        9.37       171,155          0.60(c)         4.56            6            0.82
    (0.03)          (0.38)         7.28        2.85        57,803          0.60            4.71            8            0.85
    (0.02)          (0.38)         7.45       10.05        37,285          0.60(c)         5.04           20            0.82

   $(0.09)         $(0.40)        $7.36        2.33%     $121,086          0.85%(c)        4.18%           7%           1.06%(d)
    (0.07)          (0.39)         7.59        4.99       133,077          0.85(c)(e)      4.20           10            1.08(f)
    (0.01)          (0.33)         7.61        9.09       142,798          0.85(c)         4.31            6            1.07
    (0.03)          (0.36)         7.29        2.45       145,567          0.85            4.46            8            1.10
    (0.02)          (0.36)         7.47        9.93       149,282          0.83(c)         4.81           20            1.07

   $(0.09)         $(0.34)        $7.37        1.57%     $  7,662          1.60%(c)        3.43%           7%           1.81%(d)
    (0.07)          (0.33)         7.60        4.34         9,203          1.60(c)(e)      3.45           10            1.83(f)
    (0.01)          (0.28)         7.61        8.27         9,390          1.60(c)         3.56            6            1.82
    (0.03)          (0.31)         7.29        1.68         7,458          1.60            3.71            8            1.85
    (0.02)          (0.31)         7.47        9.15         5,729          1.55(c)         4.09           20            1.82

   $(0.09)         $(0.34)        $7.34        1.58%     $  3,792          1.60%(c)        3.46%           7%           1.81%(d)
    (0.07)          (0.33)         7.57        4.22         4,510          1.60(c)(e)      3.45           10            1.83(f)
    (0.01)          (0.28)         7.59        8.30         4,961          1.60(c)         3.56            6            1.82
    (0.03)          (0.31)         7.27        1.82         3,265          1.60            3.71            8            1.85
    (0.02)          (0.31)         7.44        8.97         1,191          1.60(c)         4.04           20            1.82

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                     NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE           NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING     INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD    INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            --------------------------------------------------------------------------
FLORIDA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2005(a)...................   $10.87          $0.38           $(0.37)          $ 0.01          $(0.38)
Year ended 3/31/2004(a)...................    10.81           0.41             0.06             0.47           (0.41)
Year ended 3/31/2003(a)...................    10.55           0.46             0.26             0.72           (0.46)
Year ended 3/31/2002(a)(d)................    10.70           0.50            (0.15)            0.35           (0.50)
Year ended 3/31/2001......................    10.34           0.50             0.37             0.87           (0.51)
INVESTOR A SHARES
Year ended 3/31/2005(a)...................   $10.86          $0.35           $(0.37)          $(0.02)         $(0.35)
Year ended 3/31/2004(a)...................    10.80           0.38             0.06             0.44           (0.38)
Year ended 3/31/2003(a)...................    10.54           0.43             0.26             0.69           (0.43)
Year ended 3/31/2002(a)(d)................    10.69           0.47            (0.15)            0.32           (0.47)
Year ended 3/31/2001......................    10.33           0.48             0.36             0.84           (0.48)
INVESTOR B SHARES
Year ended 3/31/2005(a)...................   $10.87          $0.27           $(0.37)          $(0.10)         $(0.27)
Year ended 3/31/2004(a)...................    10.81           0.30             0.06             0.36           (0.30)
Year ended 3/31/2003(a)...................    10.55           0.35             0.26             0.61           (0.35)
Year ended 3/31/2002(a)(d)................    10.70           0.39            (0.15)            0.24           (0.39)
Year ended 3/31/2001......................    10.34           0.40             0.36             0.76           (0.40)
INVESTOR C SHARES
Year ended 3/31/2005(a)...................   $10.88          $0.27           $(0.37)          $(0.10)         $(0.27)
Year ended 3/31/2004(a)...................    10.82           0.30             0.06             0.36           (0.30)
Year ended 3/31/2003(a)...................    10.56           0.35             0.26             0.61           (0.35)
Year ended 3/31/2002(a)(d)................    10.72           0.31            (0.08)            0.23           (0.39)
Year ended 3/31/2001......................    10.36           0.40             0.36             0.76           (0.40)

---------------

(a)Per share net investment income has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)Effective April 1, 2001, the Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.61% to 4.65%.

     Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.36% to 4.40%.

     Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.

     Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 230

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                 AND/OR EXPENSE
                                                                                                                 REIMBURSEMENTS
                                                                                                                 ---------------
                                                                       RATIO OF      RATIO OF NET                   RATIO OF
DISTRIBUTIONS       TOTAL       NET ASSET               NET ASSETS     OPERATING      INVESTMENT                    OPERATING
  FROM NET        DIVIDENDS       VALUE                   END OF       EXPENSES      INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
  REALIZED           AND         END OF       TOTAL       PERIOD      TO AVERAGE      TO AVERAGE     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN(b)     (000)      NET ASSETS(c)    NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------

   $(0.03)         $(0.41)       $10.47          0.07%   $155,470        0.50%           3.57%           5%           0.72%
       --           (0.41)        10.87          4.43     205,937        0.50            3.78           25            0.71
       --           (0.46)        10.81          6.94     216,624        0.50            4.29           20            0.72
       --           (0.50)        10.55          3.28     211,928        0.50            4.65           15            0.73
       --           (0.51)        10.70          8.59     240,441        0.50            4.82            6            0.71

   $(0.03)         $(0.38)       $10.46         (0.18)%  $ 16,980        0.75%           3.32%           5%           0.97%
       --           (0.38)        10.86          4.17      18,854        0.75            3.53           25            0.96
       --           (0.43)        10.80          6.68      18,358        0.75            4.04           20            0.97
       --           (0.47)        10.54          3.03       8,530        0.75            4.40           15            0.98
       --           (0.48)        10.69          8.33       5,319        0.75            4.57            6            0.96

   $(0.03)         $(0.30)       $10.47         (0.92)%  $  6,764        1.50%           2.57%           5%           1.72%
       --           (0.30)        10.87          3.39       8,885        1.50            2.78           25            1.71
       --           (0.35)        10.81          5.87       9,700        1.50            3.29           20            1.72
       --           (0.39)        10.55          2.26       5,700        1.50            3.65           15            1.73
       --           (0.40)        10.70          7.52       4,429        1.50            3.82            6            1.71

   $(0.03)         $(0.30)       $10.48         (0.92)%  $  8,243        1.50%           2.57%           5%           1.72%
       --           (0.30)        10.88          3.38      10,246        1.50            2.78           25            1.71
       --           (0.35)        10.82          5.85       9,160        1.50            3.29           20            1.72
       --           (0.39)        10.56          2.12       2,116        1.50            3.65           15            1.73
       --           (0.40)        10.72          7.49         172        1.50            3.82            6            1.71

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
FLORIDA MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2005(a)...................   $10.02         $0.41           $(0.36)          $ 0.03          $(0.41)
Year ended 3/31/2004(a)...................    10.11          0.43               --(d)          0.43           (0.43)
Year ended 3/31/2003(a)...................     9.81          0.46             0.48             0.94           (0.46)
Year ended 3/31/2002(a)(e)................     9.98          0.47            (0.12)            0.35           (0.47)
Year ended 3/31/2001......................     9.53          0.48             0.46             0.94           (0.48)
INVESTOR A SHARES
Year ended 3/31/2005(a)...................   $10.02         $0.39           $(0.36)          $ 0.05          $(0.39)
Year ended 3/31/2004(a)...................    10.11          0.41               --(d)          0.41           (0.41)
Year ended 3/31/2003(a)...................     9.81          0.43             0.48             0.91           (0.43)
Year ended 3/31/2002(a)(e)................     9.98          0.45            (0.12)            0.33           (0.45)
Year ended 3/31/2001......................     9.53          0.45             0.46             0.91           (0.45)
INVESTOR B SHARES
Year ended 3/31/2005(a)...................   $10.01         $0.32           $(0.36)          $(0.04)         $(0.31)
Year ended 3/31/2004(a)...................    10.11          0.33            (0.01)            0.32           (0.33)
Year ended 3/31/2003(a)...................     9.81          0.35             0.49             0.84           (0.36)
Year ended 3/31/2002(a)(e)................     9.98          0.37            (0.12)            0.25           (0.37)
Year ended 3/31/2001......................     9.53          0.38             0.46             0.84           (0.38)
INVESTOR C SHARES
Year ended 3/31/2005(a)...................   $10.00         $0.32           $(0.36)          $(0.04)         $(0.31)
Year ended 3/31/2004(a)...................    10.10          0.33            (0.01)            0.32           (0.33)
Year ended 3/31/2003(a)...................     9.80          0.35             0.49             0.84           (0.36)
Year ended 3/31/2002(a)(e)................     9.97          0.36            (0.11)            0.25           (0.37)
Year ended 3/31/2001......................     9.53          0.37             0.46             0.83           (0.38)

---------------

(a)Per share net investment income has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)Amount represents less than $0.01 per share.

(e)Effective April 1, 2001, the Florida Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.71% to 4.76%.

     Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.46% to 4.51%.

     Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.71% to 3.76%.

     Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.71% to 3.76%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 232

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                  AND/OR EXPENSE
                                                                                                                  REIMBURSEMENTS
                                                                       RATIO OF                                  ----------------
                                   NET                     NET         OPERATING     RATIO OF NET                    RATIO OF
DISTRIBUTIONS       TOTAL         ASSET                   ASSETS       EXPENSES       INVESTMENT                    OPERATING
  FROM NET        DIVIDENDS       VALUE                   END OF      TO AVERAGE     INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
  REALIZED           AND         END OF       TOTAL       PERIOD          NET         TO AVERAGE     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN(b)     (000)        ASSETS(c)      NET ASSETS       RATE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------

   $(0.11)         $(0.52)       $ 9.55        0.58%     $44,309         0.60%           4.24%          12%            0.89%
    (0.09)          (0.52)        10.02        4.46       56,578         0.60            4.32            8             0.86
    (0.18)          (0.64)        10.11        9.76       68,698         0.60            4.53           21             0.85
    (0.05)          (0.52)         9.81        3.55       75,300         0.60            4.76            5             0.87
    (0.01)          (0.49)         9.98       10.13       92,327         0.60            4.93            7             0.83

   $(0.11)         $(0.50)       $ 9.55        0.33%     $35,175         0.85%           3.99%          12%            1.14%
    (0.09)          (0.50)        10.02        4.20       40,630         0.85            4.07            8             1.11
    (0.18)          (0.61)        10.11        9.49       44,073         0.85            4.28           21             1.10
    (0.05)          (0.50)         9.81        3.29       43,619         0.85            4.51            5             1.12
    (0.01)          (0.46)         9.98        9.86       45,034         0.85            4.68            7             1.08

   $(0.11)         $(0.42)       $ 9.55       (0.32)%    $ 7,785         1.60%           3.24%          12%            1.89%
    (0.09)          (0.42)        10.01        3.33       10,648         1.60            3.32            8             1.86
    (0.18)          (0.54)        10.11        8.67       11,745         1.60            3.53           21             1.85
    (0.05)          (0.42)         9.81        2.52       10,419         1.60            3.76            5             1.87
    (0.01)          (0.39)         9.98        9.05       10,811         1.60            3.93            7             1.83

   $(0.11)         $(0.42)       $ 9.54       (0.32)%    $   483         1.60%           3.24%          12%            1.89%
    (0.09)          (0.42)        10.00        3.32          817         1.60            3.32            8             1.86
    (0.18)          (0.54)        10.10        8.68          525         1.60            3.53           21             1.85
    (0.05)          (0.42)         9.80        2.51          278         1.60            3.76            5             1.87
    (0.01)          (0.39)         9.97        8.92           64         1.60            3.93            7             1.83

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
GEORGIA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2005(a)...................   $10.98         $0.43           $(0.32)          $ 0.11          $(0.43)
Year ended 3/31/2004(a)...................    10.92          0.45             0.06             0.51           (0.45)
Year ended 3/31/2003(a)...................    10.69          0.49             0.23             0.72           (0.49)
Year ended 3/31/2002(a)(d)................    10.82          0.50            (0.13)            0.37           (0.50)
Year ended 3/31/2001......................    10.42          0.51             0.40             0.91           (0.51)
INVESTOR A SHARES
Year ended 3/31/2005(a)...................   $10.98         $0.41           $(0.32)          $ 0.09          $(0.41)
Year ended 3/31/2004(a)...................    10.92          0.42             0.06             0.48           (0.42)
Year ended 3/31/2003(a)...................    10.69          0.46             0.23             0.69           (0.46)
Year ended 3/31/2002(a)(d)................    10.82          0.48            (0.13)            0.35           (0.48)
Year ended 3/31/2001......................    10.42          0.48             0.40             0.88           (0.48)
INVESTOR B SHARES
Year ended 3/31/2005(a)...................   $10.99         $0.32           $(0.32)          $ 0.00          $(0.32)
Year ended 3/31/2004(a)...................    10.92          0.34             0.07             0.41           (0.34)
Year ended 3/31/2003(a)...................    10.69          0.39             0.22             0.61           (0.38)
Year ended 3/31/2002(a)(d)................    10.82          0.39            (0.12)            0.27           (0.40)
Year ended 3/31/2001......................    10.42          0.40             0.40             0.80           (0.40)
INVESTOR C SHARES
Year ended 3/31/2005(a)...................   $10.98         $0.33           $(0.33)          $ 0.00          $(0.32)
Year ended 3/31/2004(a)...................    10.92          0.34             0.06             0.40           (0.34)
Year ended 3/31/2003(a)...................    10.69          0.37             0.24             0.61           (0.38)
Year ended 3/31/2002(a)(d)................    10.82          0.39            (0.12)            0.27           (0.40)
Year ended 3/31/2001......................    10.42          0.40             0.40             0.80           (0.40)

---------------

(a)Per share net investment income has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)Effective April 1, 2001, the Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.61% to 4.65%.

     Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.36% to 4.40%.

     Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.

     Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 234

NATIONS FUNDS

                                                                                                 WITHOUT WAIVERS
                                                                                                  AND/OR EXPENSE
                                                                                                  REIMBURSEMENTS
                                                       RATIO OF                                  ----------------
                   NET                                 OPERATING     RATIO OF NET                    RATIO OF
    TOTAL         ASSET                 NET ASSETS     EXPENSES       INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                   END OF      TO AVERAGE     INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF       TOTAL       PERIOD          NET         TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN(b)     (000)        ASSETS(c)      NET ASSETS       RATE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------

   $(0.43)       $10.66        1.05%     $114,652        0.50%           4.01%           8%            0.75%
    (0.45)        10.98        4.73       133,207        0.50            4.08           11             0.73
    (0.49)        10.92        6.81       150,797        0.50            4.47           15             0.73
    (0.50)        10.69        3.50       134,638        0.50            4.65            6             0.76
    (0.51)        10.82        8.93       128,158        0.50            4.80           10             0.73

   $(0.41)       $10.66        0.80%     $ 21,415        0.75%           3.76%           8%            1.00%
    (0.42)        10.98        4.47        21,887        0.75            3.83           11             0.98
    (0.46)        10.92        6.54        18,979        0.75            4.22           15             0.98
    (0.48)        10.69        3.24        12,791        0.75            4.40            6             1.01
    (0.48)        10.82        8.66        11,872        0.75            4.55           10             0.98

   $(0.32)       $10.67        0.05%     $  6,662        1.50%           3.01%           8%            1.75%
    (0.34)        10.99        3.79         7,462        1.50            3.08           11             1.73
    (0.38)        10.92        5.76         9,135        1.50            3.47           15             1.73
    (0.40)        10.69        2.47         6,865        1.50            3.65            6             1.76
    (0.40)        10.82        7.85         6,773        1.50            3.80           10             1.73

   $(0.32)       $10.66        0.05%     $  3,254        1.50%           3.01%           8%            1.75%
    (0.34)        10.98        3.69         4,769        1.50            3.08           11             1.73
    (0.38)        10.92        5.74         5,190        1.50            3.47           15             1.73
    (0.40)        10.69        2.46         1,400        1.50            3.65            6             1.76
    (0.40)        10.82        7.96           770        1.50            3.80           10             1.73

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                       NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE           NET          AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING      INVESTMENT      GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)(a)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            ----------------------------------------------------------------------------
KANSAS MUNICIPAL INCOME
PRIMARY A SHARES
Year ended 3/31/2005......................   $10.39          $0.36             $(0.32)          $ 0.04          $(0.37)
Year ended 3/31/2004......................    10.46           0.38               0.02             0.40           (0.38)
Year ended 3/31/2003......................    10.16           0.42               0.32             0.74           (0.42)
Year ended 3/31/2002(d)...................    10.33           0.45              (0.16)            0.29           (0.45)
Period ended 3/31/2001(e).................    10.00           0.46               0.18             0.64           (0.31)
INVESTOR A SHARES
Year ended 3/31/2005......................   $10.38          $0.34             $(0.32)          $ 0.02          $(0.34)
Year ended 3/31/2004......................    10.45           0.36               0.02             0.38           (0.36)
Year ended 3/31/2003......................    10.15           0.40               0.32             0.72           (0.40)
Year ended 3/31/2002(d)...................    10.33           0.43              (0.17)            0.26           (0.43)
Period ended 3/31/2001(e).................    10.00           0.47               0.13             0.60           (0.27)
INVESTOR B SHARES
Year ended 3/31/2005......................   $10.37          $0.27             $(0.32)          $(0.05)         $(0.27)
Year ended 3/31/2004......................    10.44           0.28               0.02             0.30           (0.28)
Year ended 3/31/2003......................    10.14           0.32               0.32             0.64           (0.32)
Year ended 3/31/2002(d)...................    10.32           0.35              (0.17)            0.18           (0.35)
Period ended 3/31/2001(e).................    10.00           0.33               0.19             0.52           (0.20)
INVESTOR C SHARES
Year ended 3/31/2005......................   $10.36          $0.27             $(0.32)          $(0.05)         $(0.27)
Year ended 3/31/2004......................    10.43           0.28               0.02             0.30           (0.28)
Period ended 3/31/2003(e).................    10.00           0.22               0.45             0.67           (0.22)

---------------

(a)Per share net investment income has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)Effective April 1, 2001, the Kansas Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.39% to 4.40.%.

     Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.14% to 4.15%.

     Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.39% to 3.40%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

(e)Kansas Municipal Income Primary A, Investor A, Investor B and Investor C Shares commenced operations on July 17, 2000, August 14, 2000, August 29, 2000 and July 9, 2002, respectively.


(f)Annualized.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 236

NATIONS FUNDS

                                                                                                                   WITHOUT WAIVERS
                                                                                                                    AND/OR EXPENSE
                                                                                                                    REIMBURSEMENTS
                                                                                                                   ----------------
                                   NET                                   RATIO OF      RATIO OF NET                    RATIO OF
DISTRIBUTIONS       TOTAL         ASSET                 NET ASSETS      OPERATING       INVESTMENT                    OPERATING
  FROM NET        DIVIDENDS       VALUE                   END OF         EXPENSES      INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
  REALIZED           AND         END OF       TOTAL       PERIOD        TO AVERAGE      TO AVERAGE     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN(b)     (000)         NET ASSETS      NET ASSETS       RATE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

   $(0.14)         $(0.51)       $ 9.92        0.41%     $ 66,302          0.60%(c)        3.57%          21%            0.97%
    (0.09)          (0.47)        10.39        3.99        76,800          0.60(c)         3.70           12             0.88
    (0.02)          (0.44)        10.46        7.45        89,718          0.60(c)         4.07           42             0.90
    (0.01)          (0.46)        10.16        2.84        98,506          0.60(c)         4.40           13             0.91
     0.00           (0.31)        10.33        6.60       111,226          0.60(c)(f)      4.44(f)        17             0.93(c)(f)

   $(0.14)         $(0.48)       $ 9.92        0.26%     $  4,146          0.85%(c)        3.32%          21%            1.22%
    (0.09)          (0.45)        10.38        3.73         4,370          0.85(c)         3.45           12             1.13
    (0.02)          (0.42)        10.45        7.19         6,489          0.85(c)         3.82           42             1.15
    (0.01)          (0.44)        10.15        2.49         3,115          0.85(c)         4.15           13             1.16
     0.00           (0.27)        10.33        5.66           646          0.85(c)(f)      4.19(f)        17             1.18(c)(f)

   $(0.14)         $(0.41)       $ 9.91       (0.49)%    $    216          1.60%(c)        2.57%          21%            1.97%
    (0.09)          (0.37)        10.37        2.96           281          1.60(c)         2.70           12             1.88
    (0.02)          (0.34)        10.44        6.39           262          1.60(c)         3.07           42             1.90
    (0.01)          (0.36)        10.14        1.62            25          1.60(c)         3.40           13             1.91
     0.00           (0.20)        10.32        4.78           262          1.60(c)(f)      3.44(f)        17             1.93(c)(f)

   $(0.14)         $(0.41)       $ 9.90       (0.50)%    $    237          1.60%(c)        2.54%          21%            1.97%
    (0.09)          (0.37)        10.36        2.99           125          1.60(c)         2.70           12             1.88
    (0.02)          (0.24)        10.43        3.04           443          1.60(c)(f)      3.07(f)        42             1.90(f)

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
MARYLAND INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2005(a)...................   $11.23         $0.41           $(0.44)          $(0.03)         $(0.42)
Year ended 3/31/2004(a)...................    11.22          0.45               --(c)          0.45           (0.44)
Year ended 3/31/2003(a)...................    10.84          0.47             0.38             0.85           (0.47)
Year ended 3/31/2002(a)(e)................    11.01          0.50            (0.17)            0.33           (0.50)
Year ended 3/31/2001(a)...................    10.58          0.51             0.43             0.94           (0.51)
INVESTOR A SHARES
Year ended 3/31/2005(a)...................   $11.22         $0.39           $(0.44)          $(0.05)         $(0.39)
Year ended 3/31/2004(a)...................    11.22          0.41               --(c)          0.41           (0.41)
Year ended 3/31/2003(a)...................    10.84          0.44             0.38             0.82           (0.44)
Year ended 3/31/2002(a)(e)................    11.01          0.47            (0.17)            0.30           (0.47)
Year ended 3/31/2001(a)...................    10.58          0.48             0.43             0.91           (0.48)
INVESTOR B SHARES
Year ended 3/31/2005(a)...................   $11.23         $0.31           $(0.45)          $(0.14)         $(0.31)
Year ended 3/31/2004(a)...................    11.22          0.33               --(c)          0.33           (0.32)
Year ended 3/31/2003(a)...................    10.84          0.37             0.37             0.74           (0.36)
Year ended 3/31/2002(a)(e)................    11.01          0.38            (0.16)            0.22           (0.39)
Year ended 3/31/2001(a)...................    10.58          0.40             0.43             0.83           (0.40)
INVESTOR C SHARES
Year ended 3/31/2005(a)...................   $11.23         $0.31           $(0.45)          $(0.14)         $(0.31)
Year ended 3/31/2004(a)...................    11.22          0.33               --(c)          0.33           (0.32)
Year ended 3/31/2003(a)...................    10.84          0.36             0.38             0.74           (0.36)
Year ended 3/31/2002(a)(e)................    11.01          0.35            (0.13)            0.22           (0.39)
Year ended 3/31/2001(a)...................    10.58          0.40             0.43             0.83           (0.40)

---------------

(a)Per share net investment income has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)Amount represents less than $0.01 per share.

(d)The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)Effective April 1, 2001, the Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.49% to 4.54%.

     Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.24% to 4.29%.

     Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.54%.

     Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.54%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 238

NATIONS FUNDS

                                                                                                             WITHOUT WAIVERS
                                                                                                              AND/OR EXPENSE
                                                                                                              REIMBURSEMENTS
                                                                                                             ----------------
                                                                  RATIO OF       RATIO OF NET                    RATIO OF
      TOTAL         NET ASSET                  NET ASSETS        OPERATING        INVESTMENT                    OPERATING
    DIVIDENDS         VALUE                      END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
       AND           END OF         TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
  DISTRIBUTIONS      PERIOD       RETURN(b)       (000)          NET ASSETS       NET ASSETS       RATE         NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------------



     $(0.42)         $10.78         (0.27)%     $153,653            0.50%(d)         3.79%           2%            0.73%
      (0.44)          11.23          4.05        188,400            0.50(d)          3.89           19             0.72
      (0.47)          11.22          7.95        192,668            0.50(d)          4.22           15             0.72
      (0.50)          10.84          3.02        172,600            0.50(d)          4.54           16             0.74
      (0.51)          11.01          9.08        178,304            0.50             4.72           13             0.71

     $(0.39)         $10.78         (0.43)%     $ 30,400            0.75%(d)         3.54%           2%            0.98%
      (0.41)          11.22          3.70         34,458            0.75(d)          3.64           19             0.97
      (0.44)          11.22          7.69         32,174            0.75(d)          3.97           15             0.97
      (0.47)          10.84          2.76         20,760            0.75(d)          4.29           16             0.99
      (0.48)          11.01          8.81         17,478            0.75             4.47           13             0.96

     $(0.31)         $10.78         (1.26)%     $ 13,119            1.50%(d)         2.79%           2%            1.73%
      (0.32)          11.23          3.02         17,955            1.50(d)          2.89           19             1.72
      (0.36)          11.22          6.89         20,565            1.50(d)          3.22           15             1.72
      (0.39)          10.84          1.99          6,318            1.50(d)          3.54           16             1.74
      (0.40)          11.01          8.01          5,120            1.50             3.72           13             1.71

     $(0.31)         $10.78         (1.26)%     $  2,628            1.50%(d)         2.79%           2%            1.73%
      (0.32)          11.23          3.02          2,825            1.50(d)          2.89           19             1.72
      (0.36)          11.22          6.88          2,776            1.50(d)          3.22           15             1.72
      (0.39)          10.84          1.98          1,454            1.50(d)          3.54           16             1.74
      (0.40)          11.01          8.01            301            1.50             3.72           13             1.71

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                       NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE           NET          AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING      INVESTMENT      GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)(a)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            ----------------------------------------------------------------------------
NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2005......................   $10.87          $0.43             $(0.30)           $0.13          $(0.44)
Year ended 3/31/2004......................    10.85           0.44               0.02             0.46           (0.44)
Year ended 3/31/2003......................    10.43           0.46               0.42             0.88           (0.46)
Year ended 3/31/2002(d)...................    10.58           0.49              (0.16)            0.33           (0.48)
Year ended 3/31/2001......................    10.21           0.49               0.37             0.86           (0.49)
INVESTOR A SHARES
Year ended 3/31/2005......................   $10.87          $0.41             $(0.31)           $0.10          $(0.41)
Year ended 3/31/2004......................    10.85           0.41               0.02             0.43           (0.41)
Year ended 3/31/2003......................    10.44           0.44               0.41             0.85           (0.44)
Year ended 3/31/2002(d)...................    10.58           0.46              (0.14)            0.32           (0.46)
Year ended 3/31/2001......................    10.21           0.47               0.36             0.83           (0.46)
INVESTOR B SHARES
Year ended 3/31/2005......................   $10.87          $0.33             $(0.31)           $0.02          $(0.33)
Year ended 3/31/2004......................    10.85           0.33               0.02             0.35           (0.33)
Year ended 3/31/2003......................    10.43           0.36               0.42             0.78           (0.36)
Year ended 3/31/2002(d)...................    10.58           0.38              (0.15)            0.23           (0.38)
Year ended 3/31/2001......................    10.21           0.38               0.37             0.75           (0.38)
INVESTOR C SHARES
Year ended 3/31/2005......................   $10.87          $0.33             $(0.31)           $0.02          $(0.33)
Year ended 3/31/2004......................    10.85           0.33               0.02             0.35           (0.33)
Year ended 3/31/2003......................    10.44           0.36               0.41             0.77           (0.36)
Year ended 3/31/2002(d)...................    10.58           0.34              (0.10)            0.24           (0.38)
Year ended 3/31/2001......................    10.21           0.39               0.36             0.75           (0.38)

---------------

(a)Per share net investment income has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)Effective April 1, 2001, the North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.48% to 4.58%.

     Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.23% to 4.33%.

     Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.48% to 3.58%.

     Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.48% to 3.58%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 240

NATIONS FUNDS

                                                                                                             WITHOUT WAIVERS
                                                                                                              AND/OR EXPENSE
                                                                                                              REIMBURSEMENTS
                                                                                                             ----------------
                                                                  RATIO OF       RATIO OF NET                    RATIO OF
      TOTAL         NET ASSET                  NET ASSETS        OPERATING        INVESTMENT                    OPERATING
    DIVIDENDS         VALUE                      END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
       AND           END OF         TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
  DISTRIBUTIONS      PERIOD       RETURN(b)       (000)          NET ASSETS       NET ASSETS       RATE         NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------------



     $(0.44)         $10.56          1.19%      $150,588            0.50%(c)         4.08%           6%            0.73%
      (0.44)          10.87          4.29        192,537            0.50(c)          4.02           20             0.72
      (0.46)          10.85          8.59        203,170            0.50             4.30            9             0.72
      (0.48)          10.43          3.20        176,671            0.50(c)          4.58           13             0.74
      (0.49)          10.58          8.61        180,126            0.50(c)          4.71           19             0.71

     $(0.41)         $10.56          0.93%      $ 19,082            0.75%(c)         3.83%           6%            0.98%
      (0.41)          10.87          4.03         25,608            0.75(c)          3.77           20             0.97
      (0.44)          10.85          8.21         23,677            0.75             4.05            9             0.97
      (0.46)          10.44          3.04         11,975            0.75(c)          4.33           13             0.99
      (0.46)          10.58          8.34         10,332            0.75(c)          4.46           19             0.96

     $(0.33)         $10.56          0.18%      $ 13,403            1.50%(c)         3.08%           6%            1.73%
      (0.33)          10.87          3.25         16,228            1.50(c)          3.02           20             1.72
      (0.36)          10.85          7.51         18,414            1.50             3.30            9             1.72
      (0.38)          10.43          2.17          5,917            1.50(c)          3.58           13             1.74
      (0.38)          10.58          7.54          5,261            1.50(c)          3.71           19             1.71

     $(0.33)         $10.56          0.17%      $  4,037            1.50%(c)         3.08%           6%            1.73%
      (0.33)          10.87          3.25          1,942            1.50(c)          3.02           20             1.72
      (0.36)          10.85          7.40          1,585            1.50             3.30            9             1.72
      (0.38)          10.44          2.25            734            1.50(c)          3.58           13             1.74
      (0.38)          10.58          7.54             79            1.50(c)          3.71           19             1.71

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                       NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE           NET          AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING      INVESTMENT      GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)(a)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            ----------------------------------------------------------------------------
SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2005......................   $10.79          $0.43             $(0.29)           $0.14          $(0.43)
Year ended 3/31/2004......................    10.74           0.45               0.13             0.58           (0.45)
Year ended 3/31/2003......................    10.50           0.50               0.24             0.74           (0.50)
Year ended 3/31/2002(e)...................    10.64           0.52              (0.14)            0.38           (0.52)
Year ended 3/31/2001......................    10.27           0.52               0.37             0.89           (0.52)
INVESTOR A SHARES
Year ended 3/31/2005......................   $10.79          $0.41             $(0.29)           $0.12          $(0.41)
Year ended 3/31/2004......................    10.73           0.42               0.14             0.56           (0.42)
Year ended 3/31/2003......................    10.50           0.46               0.24             0.70           (0.47)
Year ended 3/31/2002(e)...................    10.64           0.50              (0.14)            0.36           (0.50)
Year ended 3/31/2001......................    10.27           0.49               0.37             0.86           (0.49)
INVESTOR B SHARES
Year ended 3/31/2005......................   $10.79          $0.33             $(0.29)           $0.04          $(0.33)
Year ended 3/31/2004......................    10.73           0.34               0.14             0.48           (0.34)
Year ended 3/31/2003......................    10.50           0.40               0.22             0.62           (0.39)
Year ended 3/31/2002(e)...................    10.64           0.42              (0.14)            0.28           (0.42)
Year ended 3/31/2001......................    10.27           0.41               0.37             0.78           (0.41)
INVESTOR C SHARES
Year ended 3/31/2005......................   $10.80          $0.33             $(0.29)           $0.04          $(0.33)
Year ended 3/31/2004......................    10.74           0.34               0.14             0.48           (0.34)
Year ended 3/31/2003......................    10.51           0.38               0.24             0.62           (0.39)
Year ended 3/31/2002(e)...................    10.64           0.41              (0.12)            0.29           (0.42)
Year ended 3/31/2001......................    10.27           0.41               0.37             0.78           (0.41)

---------------

(a)Per share net investment income has been calculated using the average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)Amount represents less than $0.01 per share.

(e)Effective April 1, 2001, the South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 4.78% to 4.92%.

     Investor A Shares -- increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 4.53% to 4.67%.

     Investor B Shares -- increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.78% to 3.92%.

     Investor C Shares -- increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.78% to 3.92%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 242

NATIONS FUNDS


                                                                                RATIO OF       RATIO OF NET
DISTRIBUTIONS       TOTAL         NET ASSET                  NET ASSETS        OPERATING        INVESTMENT
  FROM NET        DIVIDENDS         VALUE                      END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO
  REALIZED           AND           END OF         TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER
    GAINS       DISTRIBUTIONS      PERIOD       RETURN(b)       (000)        NET ASSETS(C)      NET ASSETS       RATE
------------------------------------------------------------------------------------------------------------------------

   $(0.04)         $(0.47)         $10.46          1.36%      $178,468            0.50%            4.05%           9%
    (0.08)          (0.53)          10.79          5.57        200,249            0.50             4.19           15
     --(d)          (0.50)          10.74          7.16        212,300            0.50             4.64           24
       --           (0.52)          10.50          3.65        207,645            0.50             4.92            8
       --           (0.52)          10.64          8.85        217,513            0.50             4.95            9

   $(0.04)         $(0.45)         $10.46          1.11%      $ 23,303            0.75%            3.80%           9%
    (0.08)          (0.50)          10.79          5.41         27,956            0.75             3.94           15
     --(d)          (0.47)          10.73          6.79         29,186            0.75             4.39           24
       --           (0.50)          10.50          3.39         17,791            0.75             4.67            8
       --           (0.49)          10.64          8.58         18,420            0.75             4.70            9

   $(0.04)         $(0.37)         $10.46          0.35%      $  8,170            1.50%            3.06%           9%
    (0.08)          (0.42)          10.79          4.62         10,524            1.50             3.19           15
     --(d)          (0.39)          10.73          6.00         11,892            1.50             3.64           24
       --           (0.42)          10.50          2.62          7,797            1.50             3.92            8
       --           (0.41)          10.64          7.78          7,083            1.50             3.95            9

   $(0.04)         $(0.37)         $10.47          0.36%      $  7,944            1.50%            3.06%           9%
    (0.08)          (0.42)          10.80          4.62          9,103            1.50             3.19           15
     --(d)          (0.39)          10.74          5.98          9,997            1.50             3.64           24
       --           (0.42)          10.51          2.71          3,713            1.50             3.92            8
       --           (0.41)          10.64          7.78          2,175            1.50             3.95            9

WITHOUT WAIVERS
 AND/OR EXPENSE
 REIMBURSEMENTS
----------------
    RATIO OF
   OPERATING
  EXPENSES TO
    AVERAGE
   NET ASSETS
----------------

      0.72%
      0.71
      0.71
      0.73
      0.70

      0.96%
      0.96
      0.96
      0.98
      0.95

      1.72%
      1.71
      1.71
      1.73
      1.70

      1.72%
      1.71
      1.71
      1.73
      1.70

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                       NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE           NET          AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING      INVESTMENT      GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)(a)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            ----------------------------------------------------------------------------
TENNESSEE INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2005......................   $10.70          $0.43             $(0.30)           $0.13          $(0.43)
Year ended 3/31/2004......................    10.68           0.42               0.02             0.44           (0.42)
Year ended 3/31/2003......................    10.25           0.44               0.43             0.87           (0.44)
Year ended 3/31/2002(d)...................    10.35           0.46              (0.10)            0.36           (0.46)
Year ended 3/31/2001......................     9.91           0.48               0.44             0.92           (0.48)
INVESTOR A SHARES
Year ended 3/31/2005......................   $10.70          $0.40             $(0.30)           $0.10          $(0.40)
Year ended 3/31/2004......................    10.68           0.39               0.02             0.41           (0.39)
Year ended 3/31/2003......................    10.25           0.42               0.43             0.85           (0.42)
Year ended 3/31/2002(d)...................    10.35           0.43              (0.09)            0.34           (0.44)
Year ended 3/31/2001......................     9.91           0.45               0.44             0.89           (0.45)
INVESTOR B SHARES
Year ended 3/31/2005......................   $10.70          $0.32             $(0.29)           $0.03          $(0.33)
Year ended 3/31/2004......................    10.68           0.31               0.02             0.33           (0.31)
Year ended 3/31/2003......................    10.26           0.34               0.42             0.76           (0.34)
Year ended 3/31/2002(d)...................    10.35           0.36              (0.09)            0.27           (0.36)
Year ended 3/31/2001......................     9.91           0.38               0.44             0.82           (0.38)
INVESTOR C SHARES
Year ended 3/31/2005......................   $10.65          $0.33             $(0.30)           $0.03          $(0.33)
Year ended 3/31/2004......................    10.63           0.31               0.02             0.33           (0.31)
Year ended 3/31/2003......................    10.21           0.34               0.42             0.76           (0.34)
Year ended 3/31/2002(d)...................    10.31           0.30              (0.04)            0.26           (0.36)
Year ended 3/31/2001......................     9.87           0.42               0.40             0.82           (0.38)

---------------

(a)Per share net investment income has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)Effective April 1, 2001, the Tennessee Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.44% to 4.45%.

     Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.19% to 4.20%.

     Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.44% to 3.45%.

     Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.44% to 3.45%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 244

NATIONS FUNDS

                                                                                                             WITHOUT WAIVERS
                                                                                                             AND/OR EXPENSE
                                                                                                             REIMBURSEMENTS
                                                                                                             ---------------
                                                                      RATIO OF   RATIO OF NET                   RATIO OF
DISTRIBUTIONS       TOTAL       NET ASSET               NET ASSETS   OPERATING    INVESTMENT                    OPERATING
  FROM NET        DIVIDENDS       VALUE                   END OF      EXPENSES   INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
  REALIZED           AND         END OF       TOTAL       PERIOD     TO AVERAGE   TO AVERAGE     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN(b)     (000)      NET ASSETS   NET ASSETS       RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------

   $(0.01)         $(0.44)       $10.39       1.26%      $36,133        0.50%        4.06%          21%           0.95%
       --           (0.42)        10.70       4.19        37,564        0.50(c)      3.91           24            0.83
       --           (0.44)        10.68       8.65        54,802        0.50(c)      4.18           16            0.84
       --           (0.46)        10.25       3.54        40,807        0.50         4.45            0            0.93
       --           (0.48)        10.35       9.53        38,928        0.50(c)      4.77           10            0.84

   $(0.01)         $(0.41)       $10.39       1.01%      $15,473        0.75%        3.81%          21%           1.20%
       --           (0.39)        10.70       3.93        15,505        0.75(c)      3.66           24            1.08
       --           (0.42)        10.68       8.38        15,572        0.75(c)      3.93           16            1.09
       --           (0.44)        10.25       3.28         9,955        0.75         4.20            0            1.18
       --           (0.45)        10.35       9.25         7,945        0.75(c)      4.52           10            1.09

   $(0.01)         $(0.34)       $10.39       0.25%      $ 3,345        1.50%..      3.06%          21%           1.95%
       --           (0.31)        10.70       3.16         3,922        1.50(c)      2.91           24            1.83
       --           (0.34)        10.68       7.46         4,439        1.50(c)      3.18           16            1.84
       --           (0.36)        10.26       2.61         1,351        1.50         3.45            0            1.93
       --           (0.38)        10.35       8.44         1,448        1.50(c)      3.77           10            1.84

   $(0.01)         $(0.34)       $10.34       0.26%      $ 1,535        1.50%        3.06%          21%           1.95%
       --           (0.31)        10.65       3.17         2,111        1.50(c)      2.91           24            1.83
       --           (0.34)        10.63       7.49         1,391        1.50(c)      3.18           16            1.84
       --           (0.36)        10.21       2.52           322        1.50         3.45            0            1.93
       --           (0.38)        10.31       8.46             3        1.50(c)      3.77           10            1.84

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
TEXAS INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2005(c)...................   $10.62         $0.39           $(0.30)          $ 0.09          $(0.40)
Year ended 3/31/2004(c)...................    10.51          0.41             0.11             0.52           (0.41)
Year ended 3/31/2003(c)...................    10.19          0.47             0.32             0.79           (0.47)
Year ended 3/31/2002(c)(d)................    10.35          0.50            (0.16)            0.34           (0.50)
Year ended 3/31/2001......................    10.00          0.51             0.35             0.86           (0.51)
INVESTOR A SHARES
Year ended 3/31/2005(c)...................   $10.61         $0.37           $(0.30)          $ 0.07          $(0.37)
Year ended 3/31/2004(c)...................    10.50          0.39             0.11             0.50           (0.39)
Year ended 3/31/2003(c)...................    10.19          0.45             0.31             0.76           (0.45)
Year ended 3/31/2002(c)(d)................    10.35          0.48            (0.16)            0.32           (0.48)
Year ended 3/31/2001......................    10.00          0.48             0.35             0.83           (0.48)
INVESTOR B SHARES
Year ended 3/31/2005(c)...................   $10.62         $0.29           $(0.31)          $(0.02)         $(0.29)
Year ended 3/31/2004(c)...................    10.51          0.31             0.11             0.42           (0.31)
Year ended 3/31/2003(c)...................    10.19          0.37             0.32             0.69           (0.37)
Year ended 3/31/2002(c)(d)................    10.35          0.40            (0.16)            0.24           (0.40)
Year ended 3/31/2001......................    10.00          0.40             0.35             0.75           (0.40)
INVESTOR C SHARES
Year ended 3/31/2005(c)...................   $10.62         $0.30           $(0.31)          $(0.01)         $(0.29)
Year ended 3/31/2004(c)...................    10.50          0.31             0.12             0.43           (0.31)
Year ended 3/31/2003(c)...................    10.18          0.37             0.32             0.69           (0.37)
Year ended 3/31/2002(c)(d)................    10.35          0.24            (0.02)            0.22           (0.39)
Year ended 3/31/2001......................    10.00          0.40             0.35             0.75           (0.40)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)Per share net investment income has been calculated using the monthly average shares method.

(d)Effective April 1, 2001, the Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.84% to 4.87%.

     Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.59% to 4.62%.

     Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.84% to 3.87%.

     Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.84% to 3.87%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 246

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                 AND/OR EXPENSE
                                                                                                                 REIMBURSEMENTS
                                                                                                                 ---------------
                                                                       RATIO OF      RATIO OF NET                   RATIO OF
DISTRIBUTIONS       TOTAL       NET ASSET               NET ASSETS     OPERATING      INVESTMENT                    OPERATING
  FROM NET        DIVIDENDS       VALUE                   END OF       EXPENSES      INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
  REALIZED           AND         END OF       TOTAL       PERIOD      TO AVERAGE      TO AVERAGE     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN(a)     (000)      NET ASSETS(b)    NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------

   $(0.06)         $(0.46)       $10.25        0.86%     $214,002        0.50%           3.80%          15%           0.71%
       --           (0.41)        10.62        5.09       248,306        0.50            3.93           16            0.71
       --           (0.47)        10.51        7.92       263,658        0.50            4.54           29            0.71
       --           (0.50)        10.19        3.36       265,882        0.50            4.87            5            0.72
       --           (0.51)        10.35        8.78       286,949        0.50            5.00            6            0.70

   $(0.06)         $(0.43)       $10.25        0.70%     $  5,708        0.75%           3.55%          15%           0.96%
       --           (0.39)        10.61        4.83         7,277        0.75            3.68           16            0.96
       --           (0.45)        10.50        7.55         8,665        0.75            4.29           29            0.96
       --           (0.48)        10.19        3.10         4,813        0.75            4.62            5            0.97
       --           (0.48)        10.35        8.52         4,346        0.75            4.75            6            0.95

   $(0.06)         $(0.35)       $10.25       (0.14)%    $  3,449        1.50%           2.80%          15%           1.71%
       --           (0.31)        10.62        4.05         4,393        1.50            2.93           16            1.71
       --           (0.37)        10.51        6.85         5,166        1.50            3.54           29            1.71
       --           (0.40)        10.19        2.33         2,021        1.50            3.87            5            1.72
       --           (0.40)        10.35        7.71         2,145        1.50            4.00            6            1.70

   $(0.06)         $(0.35)       $10.26       (0.05)%    $    362        1.50%           2.80%          15%           1.71%
       --           (0.31)        10.62        4.17           466        1.50            2.93           16            1.71
       --           (0.37)        10.50        6.84            85        1.50            3.54           29            1.71
       --           (0.39)        10.18        2.16            58        1.50            3.87            5            1.72
       --           (0.40)        10.35        7.69             3        1.50            4.00            6            1.70

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                       NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE           NET          AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING      INVESTMENT      GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)(a)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            ----------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2005......................   $11.21          $0.43             $(0.33)          $ 0.10          $(0.43)
Year ended 3/31/2004......................    11.18           0.46               0.03             0.49           (0.46)
Year ended 3/31/2003......................    10.79           0.48               0.39             0.87           (0.48)
Year ended 3/31/2002(e)...................    10.92           0.50              (0.13)            0.37           (0.50)
Year ended 3/31/2001......................    10.51           0.50               0.41             0.91           (0.50)
INVESTOR A SHARES
Year ended 3/31/2005......................   $11.21          $0.40             $(0.33)          $ 0.07          $(0.40)
Year ended 3/31/2004......................    11.18           0.43               0.03             0.46           (0.43)
Year ended 3/31/2003......................    10.79           0.46               0.38             0.84           (0.45)
Year ended 3/31/2002(e)...................    10.92           0.47              (0.13)            0.34           (0.47)
Year ended 3/31/2001......................    10.51           0.48               0.41             0.89           (0.48)
INVESTOR B SHARES
Year ended 3/31/2005......................   $11.22          $0.32             $(0.34)          $(0.02)         $(0.32)
Year ended 3/31/2004......................    11.18           0.35               0.04             0.39           (0.35)
Year ended 3/31/2003......................    10.79           0.37               0.39             0.76           (0.37)
Year ended 3/31/2002(e)...................    10.92           0.39              (0.13)            0.26           (0.39)
Year ended 3/31/2001......................    10.51           0.40               0.41             0.81           (0.40)
INVESTOR C SHARES
Year ended 3/31/2005......................   $11.21          $0.32             $(0.33)           (0.01)         $(0.32)
Year ended 3/31/2004......................    11.18           0.35               0.03             0.38           (0.35)
Year ended 3/31/2003......................    10.79           0.37               0.39             0.76           (0.37)
Year ended 3/31/2002(e)...................    10.92           0.39              (0.13)            0.26           (0.39)
Year ended 3/31/2001......................    10.51           0.40               0.41             0.81           (0.40)

---------------

(a)Per share net investment income has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)Amount represents less than $0.01 per share.

(d)The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)Effective April 1, 2001, the Virginia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.49% to 4.58%.

     Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.24% to 4.33%.

     Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.58%.

     Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.58%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 248

NATIONS FUNDS

                                                                                                             WITHOUT WAIVERS
                                                                                                             AND/OR EXPENSE
                                                                                                             REIMBURSEMENTS
                                                                                                             ---------------
                                                                      RATIO OF   RATIO OF NET                   RATIO OF
DISTRIBUTIONS       TOTAL       NET ASSET               NET ASSETS   OPERATING    INVESTMENT                    OPERATING
  FROM NET        DIVIDENDS       VALUE                   END OF      EXPENSES   INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
  REALIZED           AND         END OF       TOTAL       PERIOD     TO AVERAGE   TO AVERAGE     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN(b)     (000)      NET ASSETS   NET ASSETS       RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------

   $(0.02)         $(0.45)       $10.86        0.94%     $282,024      0.50%(d)      3.94%          14%           0.69%
     --(c)          (0.46)        11.21        4.47       280,515       0.50(d)      4.10           17            0.70
       --           (0.48)        11.18        8.21       287,348       0.50(d)      4.36            7            0.70
       --           (0.50)        10.79        3.44       237,459       0.50(d)      4.58           10            0.72
       --           (0.50)        10.92        8.92       252,741       0.50         4.73            9            0.70

   $(0.02)         $(0.42)       $10.86        0.69%     $ 48,476      0.75%(d)      3.70%          14%           0.94%
     --(c)          (0.43)        11.21        4.21        57,288       0.75(d)      3.85           17            0.95
       --           (0.45)        11.18        7.95        57,088       0.75(d)      4.11            7            0.95
       --           (0.47)        10.79        3.18        45,678       0.75(d)      4.33           10            0.97
       --           (0.48)        10.92        8.65        43,655       0.75         4.48            9            0.95

   $(0.02)         $(0.34)       $10.86       (0.15)%    $ 13,563      1.50%(d)      2.95%          14%           1.69%
     --(c)          (0.35)        11.22        3.52        15,907       1.50(d)      3.10           17            1.70
       --           (0.37)        11.18        7.14        17,337       1.50(d)      3.36            7            1.70
       --           (0.39)        10.79        2.40         8,987       1.50(d)      3.58           10            1.72
       --           (0.40)        10.92        7.85         8,859       1.50         3.73            9            1.70

   $(0.02)         $(0.34)       $10.86       (0.06)%    $  1,860      1.50%(d)      2.95%          14%           1.69%
     --(c)          (0.35)        11.21        3.43         2,303       1.50(d)      3.10           17            1.70
       --           (0.37)        11.18        7.14         1,680       1.50(d)      3.36            7            1.70
       --           (0.39)        10.79        2.41           869       1.50(d)      3.58           10            1.72
       --           (0.40)        10.92        7.84           817       1.50         3.73            9            1.70

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2005, Funds Trust offered fifty-six separate portfolios. These financial statements pertain only to the municipal bond portfolios of Funds Trust (each a "Fund" and collectively, the "Funds"):

Short-Term Municipal Income Fund
Intermediate Municipal Bond Fund
Municipal Income Fund
California Intermediate Municipal Bond Fund
California Municipal Bond Fund
Florida Intermediate Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Intermediate Municipal Bond Fund
Kansas Municipal Income Fund
Maryland Intermediate Municipal Bond Fund
North Carolina Intermediate Municipal Bond Fund
South Carolina Intermediate Municipal Bond Fund
Tennessee Intermediate Municipal Bond Fund
Texas Intermediate Municipal Bond Fund
Virginia Intermediate Municipal Bond Fund

Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

A Fund's municipal holdings may include obligations of issuers that rely in whole or in part for payment of interest and principal on state specific revenues, real property taxes, revenues from particular institutions, such as healthcare institutions, or obligations secured by mortgages on real property. Consequently, the impact of changes in state law or regulations or the economic conditions in a particular state should be considered.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry or region.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities are generally valued by an independent pricing service. These valuations may be based upon a matrix pricing system and/or appraisals which considers such factors as security prices, yields, maturities, redemption features and credit ratings on comparable securities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

When-issued/delayed-delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold.

NATIONS FUNDS

Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Dividends and distributions to shareholders: It is the policy of each Fund to declare dividends from net investment income daily and to pay such dividends monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds Trust's organizational documents, the Trustees and Officers of the Funds Trust are indemnified against certain liabilities that may arise out of their duties to the Funds Trust. However, based on experience, the Funds expect the risk of loss due to the warranties and indemnities to be minimal.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Effective December 1, 2004, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund:

                                     FEES ON          FEES ON            FEES ON               FEES ON             FEES ON
                                     AVERAGE          AVERAGE            AVERAGE               AVERAGE             AVERAGE
                                    NET ASSETS      NET ASSETS          NET ASSETS            NET ASSETS         NET ASSETS
                                      FIRST        $500 MILLION       $1 BILLION TO        $1.5 BILLION TO      $3 BILLION TO
                                   $500 MILLION    TO $1 BILLION       $1.5 BILLION           $3 BILLION         $6 BILLION
                                   ------------------------------------------------------------------------------------------
All Funds (except Short-Term
  Municipal Income Fund).........      0.40%           0.35%               0.32%                 0.29%              0.28%
Short-Term Municipal Income
  Fund...........................      0.30%           0.25%               0.25%                 0.25%              0.25%

                                    FEES ON
                                    AVERAGE
                                   NET ASSETS
                                      OVER
                                   $6 BILLION
                                   ----------
All Funds (except Short-Term
  Municipal Income Fund).........     0.27%
Short-Term Municipal Income
  Fund...........................     0.25%

NATIONS FUNDS

Prior to December 1, 2004, BACAP received a monthly investment advisory fee based on the average daily net assets of each of the Funds at the following annual rates:

                                                              ANNUAL RATE
                                                              -----------
Short-Term Municipal Income.................................     0.30%
Intermediate Municipal Bond and all nine single-state
  Intermediate
  Municipal Bond Funds......................................     0.40%
Municipal Income and all three single-state Municipal Bond
  Funds.....................................................     0.50%

For the year ended March 31, 2005, the effective investment advisory fee rates for the Funds were as follows:

                                                              ANNUAL RATE
                                                              -----------
Short-Term Municipal Income.................................     0.29%
Intermediate Municipal Bond.................................     0.38%
All nine single-state Intermediate
  Municipal Bond Funds......................................     0.40%
Municipal Income Fund.......................................     0.46%
All three single-state Municipal Bond Funds.................     0.47%

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Effective December 1, 2004, BACAP Distributors is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.15% of each Fund's average daily net assets. Prior to December 1, 2004, BACAP Distributors received a monthly administration fee at the annual rate of 0.22% of each Fund's average daily net assets. For the year ended March 31, 2005, the effective administration fee rate for each Fund was 0.20%.

The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors.

BNY serves as the custodian of Funds Trust's assets.

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A Shares of each Fund. For the year ended March 31, 2005, Bank of America earned the following sub-transfer agent fees from the Funds for providing such services and these amounts are included in "Transfer agent fees" in each Fund's Statement of operations.

                                                              SUB-TRANSFER
                                                                AGENT FEE
FUND                                                              (000)
---------------------------------------------------------------------------
Short-Term Municipal Income.................................      $ 30
Intermediate Municipal Bond.................................        58
Municipal Income............................................        20
California Intermediate Municipal Bond......................         4
California Municipal Bond...................................         4
Florida Intermediate Municipal Bond.........................         6
Florida Municipal Bond......................................         2
Georgia Intermediate Municipal Bond.........................         4
Kansas Municipal Income.....................................         2
Maryland Intermediate Municipal Bond........................         6
North Carolina Intermediate Municipal Bond..................         5
South Carolina Intermediate Municipal Bond..................         6
Tennessee Intermediate Municipal Bond.......................         1
Texas Intermediate Municipal Bond...........................         8
Virginia Intermediate Municipal Bond........................         9

NATIONS FUNDS

BACAP Distributors serves as distributor of the Funds' shares. For the year ended March 31, 2005, the Funds were informed that the distributor received the following:

                                                                FRONT END               CONTINGENT DEFERRED
                                                              SALES CHARGE                  SALES CHARGE
                                                                  (000)                        (000)
                                                              -------------    --------------------------------------
FUND                                                           INVESTOR A      INVESTOR A    INVESTOR B    INVESTOR C
---------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Income.................................       $10            $55           $--           $ 3
Intermediate Municipal Bond.................................         6              1             3            --*
Municipal Income............................................        15             --            10            --*
California Intermediate Municipal Bond......................         9             --             5             3
California Municipal Bond...................................        24             --            10            --*
Florida Intermediate Municipal Bond.........................         7              1            11            --*
Florida Municipal Bond......................................        33             --            22            --
Georgia Intermediate Municipal Bond.........................         6             --*            3            --*
Kansas Municipal Income.....................................        11             --             2            --
Maryland Intermediate Municipal Bond........................        32             --            15            --*
North Carolina Intermediate Municipal Bond..................        16             --             6             1
South Carolina Intermediate Municipal Bond..................        21             11             9            --
Tennessee Intermediate Municipal Bond.......................         9             --             1             1
Texas Intermediate Municipal Bond...........................         4             --             2            --*
Virginia Intermediate Municipal Bond........................        16             --             5            --*

---------------

 *Amount represents less than $500.

With the exception of one officer, no officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Fund's fee will not exceed $15,000 per year.

As of March 31, 2005, the fees paid for the Office of the Chief Compliance Officer were as follows:

FUND                                                          (000)
-------------------------------------------------------------------
Short-Term Municipal Income.................................   $ 8
Intermediate Municipal Bond.................................     8
Municipal Income............................................     8
California Intermediate Municipal Bond......................     4
California Municipal Bond...................................     5
Florida Intermediate Municipal Bond.........................     4
Florida Municipal Bond......................................     3
Georgia Intermediate Municipal Bond.........................     4
Kansas Municipal Bond.......................................     3
Maryland Intermediate Municipal Bond........................     5
North Carolina Intermediate Municipal Bond..................     4
South Carolina Intermediate Municipal Bond..................     5
Tennessee Intermediate Municipal Bond.......................     3
Texas Intermediate Municipal Bond...........................     5
Virginia Intermediate Municipal Bond........................     6

These amounts are included in "Other expenses" on the Statements of operations.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of assets and liabilities.

NATIONS FUNDS

Certain Funds have made daily investments of cash balances in Nations Tax-Exempt Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Tax-Exempt Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Funds. For the year ended March 31, 2005, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                                                     ADMINISTRATION
                                                                                          FEES
                                                                ADVISORY FEES       (EARNED BY BACAP
                                                              (EARNED BY BACAP)       DISTRIBUTORS)
FUND                                                                (000)                 (000)
------------------------------------------------------------------------------------------------------
Short-Term Municipal Income.................................         $11                   $ 4
Intermediate Municipal Bond.................................          34                    11
Municipal Income............................................           3                     1
California Intermediate Municipal Bond......................           3                     1
California Municipal Bond...................................           3                     1
Florida Intermediate Municipal Bond.........................           4                     2
Florida Municipal Bond......................................           1                    --*
Georgia Intermediate Municipal Bond.........................           3                     1
Kansas Municipal Income.....................................           3                     1
Maryland Intermediate Municipal Bond........................           3                     1
North Carolina Intermediate Municipal Bond..................           2                     1
South Carolina Intermediate Municipal Bond..................           6                     2
Tennessee Intermediate Municipal Bond.......................           2                     1
Texas Intermediate Municipal Bond...........................           4                     1
Virginia Intermediate Municipal Bond........................           5                     2

---------------

 *Amount represents less than $500.

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  TOTAL OPERATING EXPENSE LIMITATIONS

BACAP and/or its affiliates may, from time to time, reduce its fee payable by each Fund. BACAP has contractually agreed to reimburse expenses and/or waive fees through July 31, 2006 to the extent that the total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

                                                                ANNUAL RATE
                                                                -----------
Short-Term Municipal Income.................................       0.40%
Intermediate Municipal Bond and nine single-state
  Intermediate
  Municipal Bond Funds......................................       0.50%
Municipal Income and three single-state Municipal Bond
  Funds.....................................................       0.60%

BACAP is entitled to recover from the Funds (except Kansas Municipal Income
Fund) any fees waived or expenses reimbursed by BACAP during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

NATIONS FUNDS

At March 31, 2005, the amounts potentially recoverable by BACAP pursuant to this arrangement are as follows:

                                                                                                               AMOUNT
                                             AMOUNT OF POTENTIAL RECOVERY EXPIRING                        RECOVERED DURING
                                             --------------------------------------    TOTAL POTENTIAL       YEAR ENDED
FUND                                          3/31/08       3/31/07       3/31/06         RECOVERY            3/31/05
--------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Income................  $1,654,068    $1,941,539    $1,533,069      $5,128,676             $ --
Intermediate Municipal Bond................   2,345,645     2,952,298     2,838,755       8,136,698               --
Municipal Income...........................     864,563     1,197,407     1,468,151       3,530,121               --
California Intermediate Municipal Bond.....     355,379       324,546       221,927         901,852               --
California Municipal Bond..................     472,718       573,485       605,058       1,651,261               --
Florida Intermediate Municipal Bond........     456,315       486,394       494,942       1,437,651               --
Florida Municipal Bond.....................     282,448       274,866       296,315         853,629               --
Georgia Intermediate Municipal Bond........     385,979       369,815       389,857       1,145,651               --
Maryland Intermediate Municipal Bond.......     491,226       496,036       495,122       1,482,384               --
North Carolina Intermediate Municipal
  Bond.....................................     473,009       481,044       481,144       1,435,197               --
South Carolina Intermediate Municipal
  Bond.....................................     492,127       493,535       517,196       1,502,858               --
Tennessee Intermediate Municipal Bond......     257,244       214,986       201,545         673,775               --
Texas Intermediate Municipal Bond..........     513,068       511,278       529,754       1,554,100               --
Virginia Intermediate Municipal Bond.......     650,981       630,499       653,332       1,934,812               --

4.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for Investor A Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

For the year ended March 31, 2005, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                              CURRENT        PLAN
                                                               RATE         LIMIT
                                                              ---------------------
Investor A Combined Distribution and Shareholder Servicing
  Plan......................................................   0.25%*        0.25%
Investor B and Investor C Shareholder Servicing Plans.......   0.25%         0.25%
Investor B and Investor C Distribution Plans................   0.75%         0.75%

---------------

 *Short-Term Municipal Income pays its shareholder servicing fees, at the rates shown above, under a separate shareholder servicing plan.

5.  FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NATIONS FUNDS

For the year ended March 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion on debt securities and redemption based payments treated as dividend paid deduction were identified and reclassified among the components of the Funds' net assets as follows:

                                                              UNDISTRIBUTED     ACCUMULATED
                                                              NET INVESTMENT    NET REALIZED
                                                              INCOME/(LOSS)     GAIN/(LOSS)     PAID-IN CAPITAL
FUND                                                              (000)            (000)             (000)
---------------------------------------------------------------------------------------------------------------
Short-Term Municipal Income.................................      $  (1)           $   1             $ --
Intermediate Municipal Bond.................................       (103)             (65)             168
Municipal Income............................................        231             (231)              --
California Intermediate Municipal Bond......................         --              (77)              77
California Municipal Bond...................................        (40)             (62)             102
Florida Intermediate Municipal Bond.........................         89              (89)              --
Florida Municipal Bond......................................         52             (116)              64
Georgia Intermediate Municipal Bond.........................        (15)              15               --
Kansas Municipal Income.....................................        (18)              (6)              24
Maryland Intermediate Municipal Bond........................          1               (1)              --
North Carolina Intermediate Municipal Bond..................        (74)              74               --
South Carolina Intermediate Municipal Bond..................         42             (125)              83
Tennessee Intermediate Municipal Bond.......................         (2)              --                2
Texas Intermediate Municipal Bond...........................         34              (93)              59
Virginia Intermediate Municipal Bond........................         15              (33)              18

Net investment income and net realized gains (losses), as disclosed on the Statement of operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 was as follows:

                                                             3/31/05                                  3/31/04
                                              -------------------------------------    -------------------------------------
                                               TAX-                                     TAX-
                                              EXEMPT     ORDINARY      LONG-TERM       EXEMPT     ORDINARY      LONG-TERM
                                              INCOME     INCOME*     CAPITAL GAINS     INCOME     INCOME*     CAPITAL GAINS
FUND                                           (000)      (000)          (000)          (000)      (000)          (000)
----------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Income.................  $24,193      $131          $   --        $23,248     $  194         $   --
Intermediate Municipal Bond.................   68,384       692           2,632         75,755      1,095          1,890
Municipal Income............................   27,934       488              --         33,446         80             --
California Intermediate Municipal Bond......    4,185        18           1,456          4,761         35            862
California Municipal Bond...................   11,385        89           3,243         13,356         79          3,022
Florida Intermediate Municipal Bond.........    7,273         1             568          9,116         78             --
Florida Municipal Bond......................    3,833        45           1,116          4,667        105          1,078
Georgia Intermediate Municipal Bond.........    5,899        57              --          6,887         65             --
Kansas Municipal Income.....................    2,613        14           1,043          3,279         --**          823
Maryland Intermediate Municipal Bond........    7,919        83              --          9,144        110             --
North Carolina Intermediate Municipal
  Bond......................................    8,052        --              --          9,201        246             --
South Carolina Intermediate Municipal
  Bond......................................    8,879       144             928          9,896        661          2,000
Tennessee Intermediate Municipal Bond.......    2,220        13              74          2,576         12             --
Texas Intermediate Municipal Bond...........    8,895       119           1,473         10,528         51             --
Virginia Intermediate Municipal Bond........   13,214        57             498         13,705        358              9

---------------

 * For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

 **Amount represents less than $500.

NATIONS FUNDS

As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                                                UNDISTRIBUTED
                                                              UNDISTRIBUTED    UNDISTRIBUTED      LONG-TERM       NET UNREALIZED
                                                               TAX-EXEMPT        ORDINARY          CAPITAL        APPRECIATION/
FUND                                                             INCOME           INCOME*          GAINS*        (DEPRECIATION)**
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Income.................................     $   --             $--            $(2,771)          $(1,504)
Intermediate Municipal Bond.................................      1,254              34              4,533            47,104
Municipal Income............................................        990              80             (5,882)           38,116
California Intermediate Municipal Bond......................         --               1                229             1,916
California Municipal Bond...................................        286              24                227            15,265
Florida Intermediate Municipal Bond.........................        159              --***            (298)            3,252
Florida Municipal Bond......................................        244              35                920             4,975
Georgia Intermediate Municipal Bond.........................         99               4             (2,044)            5,652
Kansas Municipal Income.....................................         50              --***             111             1,282
Maryland Intermediate Municipal Bond........................         --              --             (2,475)            7,258
North Carolina Intermediate Municipal Bond..................        521              --***            (469)            8,813
South Carolina Intermediate Municipal Bond..................        593               6                378             8,879
Tennessee Intermediate Municipal Bond.......................          6               1                 37             2,169
Texas Intermediate Municipal Bond...........................        248              --                942             8,219
Virginia Intermediate Municipal Bond........................         41               2               (552)           10,474

---------------

 * These amounts may include Post-October loss deferrals.

 **The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to discount accretion on debt securities.

***Amount represents less than $500.

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes, was:

                                                                                                   NET
                                                                                                UNREALIZED
                                                               UNREALIZED      UNREALIZED     APPRECIATION/
                                                              APPRECIATION    DEPRECIATION    (DEPRECIATION)
FUND                                                             (000)           (000)            (000)
------------------------------------------------------------------------------------------------------------
Short-Term Municipal Income.................................    $ 4,108         $(5,612)         $(1,504)
Intermediate Municipal Bond.................................     52,279          (5,175)          47,104
Municipal Income............................................     38,832            (716)          38,116
California Intermediate Municipal Bond......................      2,682            (766)           1,916
California Municipal Bond...................................     15,677            (412)          15,265
Florida Intermediate Municipal Bond.........................      4,603          (1,351)           3,252
Florida Municipal Bond......................................      5,324            (349)           4,975
Georgia Intermediate Municipal Bond.........................      6,057            (405)           5,652
Kansas Municipal Income.....................................      1,635            (353)           1,282
Maryland Intermediate Municipal Bond........................      7,971            (713)           7,258
North Carolina Intermediate Municipal Bond..................      9,303            (490)           8,813
South Carolina Intermediate Municipal Bond..................      9,334            (455)           8,879
Tennessee Intermediate Municipal Bond.......................      2,260             (91)           2,169
Texas Intermediate Municipal Bond...........................      9,411          (1,192)           8,219
Virginia Intermediate Municipal Bond........................     12,802          (2,328)          10,474

The following capital loss carryforwards, determined as of March 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                           EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN
                                              2008           2009           2010           2011           2012           2013
FUND                                          (000)          (000)          (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Income*.............     $ --           $360            $15          $  336         $  110         $1,653
Municipal Income.........................       --             --             --           4,562          1,320             --
Florida Intermediate Municipal Bond......       --             --             --              --             --            298
Georgia Intermediate Municipal Bond......      423            608             58             956             --             --
Maryland Intermediate Municipal Bond.....       --            202             --             480             --            828
North Carolina Intermediate Municipal
  Bond...................................       --            469             --              --             --             --

NATIONS FUNDS

During the year ended March 31, 2005, the following Funds utilized capital losses as follows:

                                                                CAPITAL LOSSES
                                                                   UTILIZED
FUND                                                                 (000)
-------------------------------------------------------------------------------
Municipal Income............................................        $5,146
Georgia Intermediate Municipal Bond.........................           420
North Carolina Intermediate Municipal Bond..................           411

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2005, the following Funds elected to defer losses occurring between November 1, 2004 and March 31, 2005 under these rules:

                                                                CAPITAL LOSSES
                                                                   DEFERRED
FUND                                                                 (000)
-------------------------------------------------------------------------------
Short-Term Municipal Income.................................         $298
Maryland Intermediate Municipal Bond........................          964
Virginia Intermediate Municipal Bond........................          552

6.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2005 were as follows:

                                                              PURCHASES     SALES
FUND                                                            (000)       (000)
-----------------------------------------------------------------------------------
Short-Term Municipal Income.................................  $545,430     $795,386
Intermediate Municipal Bond.................................   361,116      552,438
Municipal Income............................................    96,644      181,568
California Intermediate Municipal Bond......................    73,017       79,732
California Municipal Bond...................................    65,873      100,064
Florida Intermediate Municipal Bond.........................    10,767       47,670
Florida Municipal Bond......................................    11,479       28,343
Georgia Intermediate Municipal Bond.........................    11,850       26,359
Kansas Municipal Income.....................................    34,065       41,785
Maryland Intermediate Municipal Bond........................     3,546       36,890
North Carolina Intermediate Municipal Bond..................    12,546       52,352
South Carolina Intermediate Municipal Bond..................    20,093       41,710
Tennessee Intermediate Municipal Bond.......................    11,455       12,897
Texas Intermediate Municipal Bond...........................    35,675       56,337
Virginia Intermediate Municipal Bond........................   127,215      124,644

7.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2005, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Funds Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Investor B Shares generally convert to Investor A Shares based on the following conditions:

                       INTERMEDIATE MUNICIPAL BOND FUNDS

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                     Eight years
-- between August 1, 1998 and November 15, 1998
  $0 - $499,999                                                Six years
  $500,000 - $999,999                                          Five years

NATIONS FUNDS

                             MUNICIPAL INCOME FUND

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                     Eight years
-- between August 1, 1997 and November 15, 1998
  $0 - $249,999                                                Nine years
  $250,000 - $499,999                                          Six years
  $500,000 - $999,999                                          Five years
-- before August 1, 1997                                       Eight years

                    ALL OTHER LONG-TERM MUNICIPAL BOND FUNDS

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                     Eight years
-- between August 1, 1997 and November 15, 1998
  $0 - $249,999                                                Nine years
  $250,000 - $499,999                                          Six years
  $500,000 - $999,999                                          Five years
-- before August 1, 1997                                       Nine years

See Schedules of capital stock activity.

8.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Funds had no borrowings outstanding at March 31, 2005. During the year ended March 31, 2005, borrowings by the Funds under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
FUND                                                             (000)          RATE
--------------------------------------------------------------------------------------
Short-Term Municipal Income.................................      $ 60          2.07%
Intermediate Municipal Bond.................................       278          1.75
Municipal Income............................................       132          1.81
California Intermediate Municipal Bond......................        57          1.58
California Municipal Bond...................................        67          1.51
Florida Intermediate Municipal Bond.........................        35          1.74
Florida Municipal Bond......................................        35          2.03
Georgia Intermediate Municipal Bond.........................         7          1.74
Kansas Municipal Income.....................................        45          1.70
Maryland Intermediate Municipal Bond........................        84          1.81
North Carolina Intermediate Municipal Bond..................       108          1.74
South Carolina Intermediate Municipal Bond..................         1          2.24
Texas Intermediate Municipal Bond...........................        21          1.72
Virginia Intermediate Municipal Bond........................        16          2.21

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

NATIONS FUNDS

9.  CONTINGENCIES AND OTHER EVENTS

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributors,
Inc. -- the investment advisor to and distributor of the Columbia Funds, respectively, -- to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with the BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the staff of the SEC. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. At this time, the distribution plan is still under development. As such, any gain to the Nations Funds or their shareholders cannot currently be determined. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS FUNDS

For the fiscal year ended March 31, 2005, Bank of America Corporation has assumed $6.7 million of legal, shareholder communications, audit related, transfer agent, consulting and Trustee costs and fees incurred by the Funds impacted in connection with the regulatory and civil litigation matters discussed above. These non-recurring costs were allocated to the Funds based on their respective average nets assets for the year ended March 31, 2005. These non-recurring costs on a per Fund basis are shown in that Fund's respective Statement of operations. Because these costs were borne by Bank of America Corporation and not any Fund, an offsetting waiver of these costs is also presented in each respective Fund's Statement of operations as, "Costs assumed by Bank of America Corporation". The impact to the expense ratio of each impacted Fund is reflected in the Fund's Financial highlights.

10.  PROPOSED REORGANIZATION

The Board of Trustees of the Funds approved a proposal to reorganize the following funds: the Nations Intermediate Municipal Bond Fund, the Nations Kansas Municipal Income Fund and the Nations Tennessee Intermediate Municipal Bond Fund into the Columbia Intermediate Tax-Exempt Fund; the Nations California Municipal Bond Fund into the Columbia California Tax-Exempt Fund; and the Nations Florida Municipal Bond Fund into the Nations Florida Intermediate Municipal Bond Fund. The fund mergers are subject to approval by shareholders of the Funds and the satisfaction of certain other conditions. The Nations Intermediate Municipal Bond Fund, the Nations Kansas Municipal Income Fund, the Nations Tennessee Intermediate Municipal Bond Fund, the Nations California Municipal Bond Fund and the Nations Florida Municipal Bond Fund will be closed to new investments as of the close of business on April 29, 2005. The fund mergers, if approved, are expected to be completed in the third quarter of 2005.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Municipal Income Fund, Nations California Intermediate Municipal Bond Fund, Nations California Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund (constituting part of Nations Funds Trust, hereafter referred to as the "Funds") at March 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2005

NATIONS FUND

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2005, the following percentage of distributions made from net investment income of the Nations Municipal Bond Funds are exempt for Federal income tax purposes. A portion of the income may also be subject to Federal Alternative Minimum Tax.

                                                              FEDERAL EXEMPT
FUND                                                            PERCENTAGE
----------------------------------------------------------------------------
Short-Term Municipal Income.................................      99.46%
Intermediate Municipal Bond.................................      99.00
Municipal Income............................................      98.28
California Intermediate Municipal Bond......................      99.57
California Municipal Bond...................................      99.23
Florida Intermediate Municipal Bond.........................      99.99
Florida Municipal Bond......................................      98.84
Georgia Intermediate Municipal Bond.........................      99.04
Kansas Municipal Income.....................................      99.46
Maryland Intermediate Municipal Bond........................      98.97
North Carolina Intermediate Municipal Bond..................      95.41
South Carolina Intermediate Municipal Bond..................      98.40
Tennessee Intermediate Municipal Bond.......................      99.41
Texas Intermediate Municipal Bond...........................      98.68
Virginia Intermediate Municipal Bond........................      99.57

For the fiscal year ended March 31, 2005, the amount of total long-term capital gains distributed by Funds Trust were as follows:

                                                                 TOTAL
                                                               LONG-TERM
FUND                                                          CAPITAL GAIN
--------------------------------------------------------------------------
Intermediate Municipal Bond.................................   $2,799,781
California Intermediate Municipal Bond......................    1,532,796
California Municipal Bond...................................    3,345,040
Florida Intermediate Municipal Bond.........................      567,567
Florida Municipal Bond......................................    1,179,298
Kansas Municipal Income.....................................    1,067,149
South Carolina Intermediate Municipal Bond..................    1,011,066
Tennessee Intermediate Municipal Bond.......................       76,062
Texas Intermediate Municipal Bond...........................    1,531,876
Virginia Intermediate Municipal Bond........................      515,507

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Indefinite term;     Managing Director -- E.J. Boudreau &      75
Age: 60                  Trustee since 2005   Associates (consulting), through
Trustee                                       current; Chairman and Chief
                                              Executive Officer -- John Hancock
                                              Funds (mutual funds), 1989 through
                                              2000.

William P. Carmichael    Indefinite term;     Retired; Senior Managing                  75
Age: 60                  Trustee since 1999   Director -- The Succession Fund (a
Trustee and Chairman of                       company formed to advise and buy
the Board                                     family owned companies) from 1998
                                              through April 2001.

William A. Hawkins       Indefinite term;     President, Retail Banking -- IndyMac      75
Age: 63                  Trustee since 2005   Bancorp, Inc., September 1999
Trustee                                       through August 2003.

R. Glenn Hilliard        Indefinite term;     Chairman and Chief Executive              75
Age: 65                  Trustee since 2005   Officer -- Hilliard Group LLC
Trustee                                       (investing and consulting), April
                                              2003 through current; Chairman and
                                              Chief Executive Officer -- ING
                                              America (financial services),
                                              1999 -- April 2003; and Executive
                                              Chairman -- Conseco, Inc.
                                              (insurance), Sept 2004 through
                                              current.

Minor M. Shaw            Indefinite term;     President -- Micco Corporation and        75
Age: 56                  Trustee since 2003   Mickel Investment Group.
Trustee


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Director -- The Museum of Science,
Age: 60                  Boston; Advisory Board Member --
Trustee                  Perennial Capital Advisors.

William P. Carmichael    Director -- Cobra Electronics
Age: 60                  Corporation (electronic equipment
Trustee and Chairman of  manufacturer), Rayovac Corp.
the Board                (batteries) and The Finish Line
                         (apparel).

William A. Hawkins       Vice Chairman -- San Gabriel Red
Age: 63                  Cross; Director -- Leadership
Trustee                  Pasadena; Director - Operation Hope;
                         Trustee -- The Chandler School.

R. Glenn Hilliard        Director -- Conseco, Inc.
Age: 65                  (insurance); Non-Executive
Trustee                  Director -- Alea Group Holding
                         (Bermuda), Ltd. (insurance).

Minor M. Shaw            Chairman -- Wofford College Board of
Age: 56                  Trustees; Chairman and
Trustee                  Trustee -- The Daniel-Mickel
                         Foundation of South Carolina;
                         Vice-Chairman and Trustee --
                         Greenville-Spartanburg Airport
                         Commission and Duke Endowment;
                         Trustee -- The Hollingsworth Funds,
                         The Belle Baruch Foundation and the
                         South Carolina Foundation for
                         Independent Colleges;
                         Chair-Elect -- Urban League of the
                         Upstate; Board Member -- United Way
                         of Greenville County; Vice-Chair --
                         Greenville Chamber of Commerce;
                         Board Member -- United Way of South
                         Carolina.

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
PRINCIPAL OFFICERS
Christopher L. Wilson    Indefinite term:     Head of Mutual Funds since August,        n/a
Age: 47                  President (since     2004 and Senior Vice President of
                         2004)                the Advisor since January, 2005;
                                              President of the Columbia Funds,
                                              Liberty Funds and Stein Roe Funds
                                              since October, 2004; President and
                                              Chief Executive Officer of the
                                              Nations Funds since January, 2005;
                                              President of the Galaxy Funds since
                                              April 2005; Director of Bank of
                                              America Global Liquidity Funds, plc
                                              since May 2005; Director of Banc of
                                              America Capital Management
                                              (Ireland), Limited since May 2005;
                                              Senior Vice President of BACAP
                                              Distributors LLC since January,
                                              2005; Director of FIM Funding, Inc.
                                              since January, 2005; Senior Vice
                                              President of Columbia Funds
                                              Distributor, Inc. since January,
                                              2005; Director of Columbia Funds
                                              Services, Inc. since January, 2005
                                              (formerly President and Chief
                                              Executive Officer, CDC IXIS Asset
                                              Management Services, Inc. from
                                              September, 1998 to August, 2004).

J. Kevin Connaughton     Indefinite term:     Treasurer of the Columbia Funds           n/a
(Age 40)                 Treasurer (since     since October, 2003 and of the
Treasurer                2000)                Liberty Funds, Stein Roe Funds and
                                              All-Star Funds since December, 2000;
                                              Vice President of the Advisor since
                                              April, 2003 (formerly President of
                                              the Columbia Funds, Liberty Funds
                                              and Stein Roe Funds from February,
                                              2004 to October, 2004; Chief
                                              Accounting Officer and Controller of
                                              the Liberty Funds and All-Star Funds
                                              from February, 1998 to October,
                                              2000); Treasurer of the Galaxy Funds
                                              since September, 2002 (formerly
                                              Treasurer from December, 2002 to
                                              December, 2004 and President from
                                              February, 2004 to December, 2004 of
                                              the Columbia Management
                                              Multi-Strategy Hedge Fund, LLC; Vice
                                              President of Colonial Management
                                              Associates, Inc. from February, 1998
                                              to October, 2000).

Mary Joan Hoene          Indefinite term:     Senior Vice President and Chief           n/a
(Age 54)                 Senior Vice          Compliance Officer of the Columbia
                         President and        Funds, Liberty Funds, Stein Roe
                         Chief Compliance     Funds and All-Star Funds since
                         Officer (since       August, 2004 (formerly Partner,
                         2004)                Carter, Ledyard & Milburn LLP from
                                              January, 2001 to August, 2004;
                                              Counsel, Carter, Ledyard & Milburn
                                              LLP from November, 1999 to December,
                                              2000; Vice President and Counsel,
                                              Equitable Life Assurance Society of
                                              the United States from April, 1998
                                              to November, 1999).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
PRINCIPAL OFFICERS
Christopher L. Wilson                    n/a
Age: 47

J. Kevin Connaughton                     n/a
(Age 40)
Treasurer

Mary Joan Hoene                          n/a
(Age 54)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
Michael G. Clarke        Indefinite term:     Chief Accounting Officer of the           n/a
(Age 35)                 Chief Accounting     Columbia Funds, Liberty Funds, Stein
                         Officer (since       Roe Funds and All-Star Funds since
                         2004)                October, 2004 (formerly Controller
                                              of the Columbia Funds, Liberty
                                              Funds, Stein Roe Funds and All-Star
                                              Funds from May, 2004 to October,
                                              2004; Assistant Treasurer from June,
                                              2002 to May, 2004; Vice President,
                                              Product Strategy & Development of
                                              the Liberty Funds and Stein Roe
                                              Funds from February, 2001 to June,
                                              2002; Assistant Treasurer of the
                                              Liberty Funds, Stein Roe Funds and
                                              the All-Star Funds from August, 1999
                                              to February, 2001; Audit Manager,
                                              Deloitte & Toche LLP from May, 1997
                                              to August, 1999).

Jeffrey R. Coleman       Indefinite term:     Controller of the Columbia Funds,         n/a
(Age 35)                 Controller (since    Liberty Funds, Stein Roe Funds and
                         2004)                All-Star Funds since October, 2004
                                              (formerly Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Deputy Treasurer of the CDC Nvest
                                              Funds and Loomis Sayles Funds from
                                              February, 2003 to September, 2004;
                                              Assistant Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Assistant Treasurer of the CDC Nvest
                                              Funds from August, 2000 to February,
                                              2003; Tax Manager of PFPC, Inc. from
                                              November, 1996 to August, 2000).

R. Scott Henderson       Indefinite term:     Secretary of the Columbia Funds,          n/a
(Age 45)                 Secretary (since     Liberty Funds and Stein Roe Funds
                         2004)                since December, 2004 (formerly Of
                                              Counsel, Bingham McCutchen from
                                              April, 2001 to September, 2004;
                                              Executive Director and General
                                              Counsel, Massachusetts Pension
                                              Reserves Investment Management Board
                                              from September, 1997 to March,
                                              2001).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
Michael G. Clarke                        n/a
(Age 35)
Jeffrey R. Coleman                       n/a
(Age 35)
R. Scott Henderson                       n/a
(Age 45)

---------------

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

MUNICIPAL BOND FUNDS

  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY
AGREEMENT                                                            (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Nations Funds Trust, including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, an investment advisory agreement with Banc of America Capital Management, LLC ("BACAP") for Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Municipal Income Fund, Nations California Intermediate Municipal Bond Fund, Nations California Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund (the "Advisory Agreement"). The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at a meeting held on November 17-18, 2004, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of BACAP and the re-approval of the Advisory Agreement.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by BACAP under the Advisory Agreement. The most recent investment adviser registration form ("Form ADV") for BACAP was provided to the Board, as were responses of BACAP to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of BACAP. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Board received and reviewed information on Securities and Exchange Commission ("SEC") and other regulatory inquiries and examinations relating to the Funds and BACAP. The Board considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also considered the Funds' Chief Compliance Officer's report and recommendations.

The Board evaluated the ability of BACAP, based on its resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding BACAP's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Board considered the effects of recent and anticipated hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by BACAP.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain funds, Lipper determined that the composition of the Peer Group/Universe for performance would differ from that of expenses to provide a more

MUNICIPAL BOND FUNDS



  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY
AGREEMENT (CONTINUED)                                                (UNAUDITED)


accurate basis of comparison. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

The Board also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and expense and performance rankings of each Fund in the Lipper data, BACAP apprised the Board of individual characteristics (such as: poor rankings in terms of overall expense or management fees, maintaining poor performance or demonstrating a combination of below average to poor performance while maintaining below average or poor expense rankings) of any Fund that they believed may warrant further investigation by the Board (denoted by an overall "negative" ranking for the Fund in question) and accordingly determined an overall score for each Fund.

The Board considered the projected impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Board also considered projected savings to the Funds that would result from certain modifications in soft dollar arrangements.

The Board noted that the performance of the Funds, except Nations California Municipal Bond Fund, was better than, or not appreciably below, the median performance of each Fund's Universe and did not necessitate any significant additional review.

The Board noted that Nations California Municipal Bond Fund required additional review as a result of its 4th quintile performance in the one-year period and 4th quintile Actual Management Fees for the same period, but noted that total expenses were in the third quintile and that the Fund underwent a portfolio management team change on July 15, 2004. The Board also noted that the new management team has since shifted the Fund's duration bias from short-term in nature to neutral relative to its peers.

The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. It also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. As with its review of each Fund's performance, Management highlighted Funds that performed poorly or below average with respect to their total expense ratios for further review by the Board. The Board noted that the overall expense ratios of the Funds were lower than, or not appreciably above, each Fund's Peer Group's median overall ratio and did not require significant additional consideration by the Board.

Management also discussed the Lipper data and rankings, and other relevant information, for each Fund. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rates, combined with the administration fee rates, payable by the Funds to BACAP for investment advisory services (the "Advisory Agreement Rates"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Board noted that, on a complex-wide basis, BACAP and Columbia Management Advisors, Inc. ("Columbia") were proposing to reduce annual investment advisory and administration fees by $32 million per year pursuant to an agreement in principle entered into with the New York Attorney General ("NYAG") on March 15, 2004 to settle a civil complaint filed by the NYAG against BACAP and certain of its affiliates relating to trading in mutual fund shares. At the November meetings, the Board also considered and approved BACAP's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type on a complex-wide basis. The Board also considered the reduction in the advisory agreement rates for certain individual Funds that would result from the fee reductions and adoption of a standardized breakpoint schedule.

MUNICIPAL BOND FUNDS



  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY
AGREEMENT (CONTINUED)                                                (UNAUDITED)


Additionally, the Board received and afforded specific attention to information comparing the Net Advisory Rates with those of the other funds in their respective Peer Groups. The Board concluded that the respective Net Advisory Rates for each of the Funds, except Nations Municipal Income Fund, was lower than, or not appreciably higher than, the median rates of each Fund's Peer Group and did not warrant significant additional consideration.

The Board noted that the Advisory Agreement Rates and Net Advisory Rates for Nations Municipal Income Fund were ranked in the 4th and 5th quintiles respectively and necessitated additional review. However, the Board noted that, while the Advisory Agreement Rates and Net Advisory Rates were significantly higher than other comparable funds in its Universe, the Total Expenses of the Fund were within the median overall ratios of its Peer Group. The Board concluded that these and other factors supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreements for all of the Funds.

Profitability

The Board received and considered a detailed profitability analysis of BACAP based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and BACAP and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that BACAP and its affiliates received with regard to providing these services to the Funds were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through the newly approved Advisory Agreement Rate breakpoints effective December 1, 2004.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature, extent and quality of services and fee rates offered by BACAP to its other clients, including institutional investors. The Board concluded that the Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to other BACAP clients. Where rates offered to other clients were appreciably lower, the Board concluded, based on information provided by BACAP, that the costs associated with managing and operating an institutional investor account, provided a justification for the higher fee rates charged to the Funds.

Other Benefits to BACAP

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by BACAP and its affiliates as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of BACAP with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in the business of BACAP as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by BACAP and its affiliates).

The Board also considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and

MUNICIPAL BOND FUNDS



  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY
AGREEMENT (CONTINUED)                                                (UNAUDITED)


the controls applicable to brokerage allocation procedures. The Board also reviewed the policy of BACAP regarding the allocation of portfolio investment opportunities among the Funds and other clients.

Other Factors and Broader Review

The Board also considered the markets for the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are utilized primarily by fiduciary accounts, over many of which Bank of America, N.A. and its affiliates exercise discretionary authority.

As discussed above, the Board reviews detailed materials received from BACAP annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews reports of BACAP at least in each of its quarterly meetings, which include, among other things, a detailed portfolio review and detailed fund performance reports. In addition, the Board interviews the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors and based on the deliberations and its evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and its shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreement.

  SHAREHOLDER MEETING RESULTS                                        (UNAUDITED)


RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

On March 17, 2005, a Special Meeting of Shareholders of the Nations Funds Trust (the "Trust") was held to conduct a vote for or against the approval of the following Item on the Trust's Proxy Statement for said Meeting. On December 17, 2004, the record date of the Meeting, the Trust had 89,015,864,903 shares outstanding. The votes cast were as follows:

PROPOSAL 1.

ELECTION OF TRUSTEES:                                              FOR          WITHHELD
---------------------                                              ---          --------
Edward J. Boudreau, Jr. ....................................  60,106,221,350   182,307,606
William P. Carmichael.......................................  60,097,356,926   191,172,030
William A. Hawkins..........................................  60,107,769,386   180,759,570
R. Glenn Hilliard...........................................  60,106,552,355   181,976,601
Minor M. Shaw...............................................  60,099,464,530   189,064,426

                               [BACKGROUND IMAGE]


  THE NATIONS FUNDS                                                              HIGHER RISK/REWARD POTENTIAL
  FAMILY OF FUNDS
  THE MUTUAL FUND FAMILY OF                                                                                  INTERNATIONAL/
  BANC OF AMERICA CAPITAL MANAGEMENT                                                                         GLOBAL
                                                                                                             FUNDS

                                                                                                             Nations Marsico
        Within each category,                                                              EQUITY            International
        the funds are listed from                                                          FUNDS             Opportunities
        aggressive to conservative.                                                                          Fund

                                                                                                             Nations International
                                                                                                             Equity Fund

                                                                                           GROWTH FUNDS      Nations International
                                                                                                             Value Fund
                                                                                           Nations Small
                                                                                           Company Fund      Nations Global
                                                                                                             Value Fund
                                                                                           Nations Marsico
                                                                                           21st Century Fund
                                                                    FIXED
                                                                    INCOME                 Nations MidCap
                                                                    FUNDS                  Growth Fund

                                                                                           Nations Marsico
                                                                    TAXABLE                Focused Equities
                                                                    INCOME FUNDS           Fund

                                             MONEY                  Nations High Yield     Nations Marsico
                                             MARKET                 Bond Fund              Growth Fund
                                             FUNDS
                                                                    Nations Strategic
                                                                    Income Fund
                                                                                           BLEND FUNDS
                                                                    Nations Bond Fund
                                             Nations Cash                                  Nations Asset
                                             Reserves               Nations Intermediate   Allocation Fund
                                                                    Bond Fund
                                             Nations Money                                 Nations Strategic
                                             Market Reserves        Nations Government     Growth Fund
                                                                    Securities Fund
    LOWER RISK/REWARD POTENTIAL              Nations Government
                                             Reserves               Nations Short-
                                                                    Intermediate
                                             Nations Treasury       Government Fund        VALUE FUNDS
                                             Reserves
                                                                    Nations Short-Term     Nations SmallCap
                                             Nations Tax-Exempt     Income Fund            Value Fund
                                             Reserves
                                                                                           Nations MidCap
                                             Nations Municipal                             Value Fund
                                             Reserves

                                             Nations California     TAX-EXEMPT             Nations Value Fund
                                             Tax-Exempt Reserves    INCOME FUNDS

                                             Nations NewYork        Nations Municipal                  SPECIALTY FUNDS
                                             Tax-Exempt Reserves    Income Fund
                                                                                                       INDEX FUNDS

                                                                    Nations State-Specific             Nations SmallCap Index Fund
                                                                    Long-Term Municipal
                                                                    Bond Funds (CA, FL)                Nations MidCap Index Fund

                                                                    Nations Intermediate               Nations LargeCap Index Fund
                                                                    Municipal Bond Fund
                                                                                                       Nations LargeCap Enhanced
                                                                    Nations State-Specific             Core Fund
                                                                    Intermediate Municipal
                                                                    Bond Funds (CA, FL,                ASSET ALLOCATION
                                                                    GA, KS, MD, NC, SC,                PORTFOLIOS
                                                                    TN, TX, VA)
                                                                                                       Nations LifeGoal
                                                                    Nations Short-Term                 Growth Portfolio
                                                                    Municipal Income Fund
                                                                                                       Nations LifeGoal Balanced
                                                                                                       Growth Portfolio

                                                                                                       Nations LifeGoal Income and
                                                                                                       Growth Portfolio

                                                                                                       Nations LifeGoal
                                                                                                       Income Portfolio

                                                                                                       OTHER SPECIALTY FUNDS

                                                                                                       Nations Convertible
                                                                                                       Securities Fund
NF-02/055V-0405 (05/05) 05/5726

                                                      Nations Convertible
                                                      Securities Fund

                                                      Nations Asset
                                                      Allocation Fund

                                                      Nations Value Fund

                                                      Nations MidCap Value Fund

                                                      Nations SmallCap
                                                      Value Fund

                                                      Nations Marsico
                                                      Growth Fund

                                                      Nations Strategic
                                                      Growth Fund

                                                      Nations Marsico
Stock Funds                                           Focused Equities Fund

                                                      Nations Marsico MidCap
Annual report for the year ended                      Growth Fund
March 31, 2005
                                                      Nations Marsico
                                                      21st Century Fund

                                                      Nations Small
                                                      Company Fund




                                                            [NATIONS FUNDS LOGO]

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting record are available (i) at www.nationsfunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-626-2275 (institutional investors) and 800-321-7854 (individual investors). Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP DISTRIBUTORS, LLC and Banc of America Capital Management, LLC are the distributor and investment advisor to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP DISTRIBUTORS, LLC, MEMBER NASD, SIPC.




NOT FDIC INSURED                  MAY LOSE VALUE               NO BANK GUARANTEE

PRESIDENT'S LETTER

[CHRISTOPHER WILSON PHOTO]
                  DEAR SHAREHOLDER:

                  Columbia Management, the asset management division of Bank of America, is in the process of combining various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. Our objective is to provide our shareholders with the best products and services possible. A number of changes are in the works that we believe may offer significant benefits for our shareholders. Some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes later this year.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Nations Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ CHRISTOPHER WILSON

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

TABLE OF CONTENTS

                                       PORTFOLIO COMMENTARY
                                       Nations Convertible Securities Fund                           3
                                       Nations Asset Allocation Fund                                10
                                       Nations Value Fund                                           17
                                       Nations MidCap Value Fund                                    23
                                       Nations SmallCap Value Fund                                  29
                                       Nations Marsico Growth Fund                                  35
                                       Nations Strategic Growth Fund                                42
                                       Nations Marsico Focused Equities Fund                        49
                                       Nations Marsico MidCap Growth Fund                           56
                                       Nations Marsico 21st Century Fund                            63
                                       Nations Small Company Fund                                   70
                                       FINANCIAL STATEMENTS
                                       Investment portfolios                                        77
                                       Statements of assets and liabilities                        110
                                       Statements of operations                                    112
                                       Statements of changes in net assets                         114
                                       Schedules of capital stock activity                         120
                                       Financial highlights                                        132
                                       Notes to financial statements                               154
                                       Report of independent registered public accounting firm     171
                                       Tax information                                             172
                                       Investment portfolios -- Nations Master Investment Trust    175
                                         Nations Marsico Growth Master Portfolio                   175
                                         Nations Strategic Growth Master Portfolio                 178
                                         Nations Marsico Focused Equities Master Portfolio         182
                                         Nations Small Company Master Portfolio                    184
                                       Statements of assets and liabilities                        188
                                       Statements of operations                                    189
                                       Statements of changes in net assets                         190
                                       Financial highlights                                        192
                                       Notes to financial statements                               193
                                       Report of independent registered public accounting firm     201
                                       Fund governance                                             202
                                       Board consideration and re-approval of investment advisory
                                         and sub-advisory agreements                               205
                                       Shareholder meeting results                                 210

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as a recommendation or investment advice.

                                                                    [LIPPER FUND AWARDS USA 2005 LOGO]
      NATIONS FUNDS(R) EARNS 2005 LIPPER AWARD FOR "BEST EQUITY
      FUND GROUP"                                                   Lipper Inc., a widely respected data
                                                                    provider in the industry, calculates an
      NATIONS FUNDS WON THE "BEST EQUITY FUND GROUP" AMONG          average total return for mutual funds
      LARGER FUND GROUPS. IN THE EQUITY ASSET CLASS, NATIONS        with similar investment objectives as
      COMPETED WITH 61 OTHER ELIGIBLE FUND FAMILIES TO WIN THE      those of the fund.
      AWARD. LIPPER DETERMINED THE LARGER FUND GROUP AWARDS BY
      AVERAGING THE DECILE RANK OF THE THREE-YEAR CONSISTENT
      RETURN SCORES FOR ALL OF THE FIRM'S FUNDS WITHIN THE ASSET
      CLASS, AND THE ELIGIBLE GROUP WITH THE LOWEST AVERAGE
      DECILE RANK RECEIVED THE AWARD FOR THAT ASSET CLASS. IN
      CASE OF A TIE, THE GROUP WITH THE LOWER AVERAGE PERCENTILE
      RANK RECEIVED THE AWARD. LARGER FUND GROUPS MUST HAVE AT
      LEAST THREE EQUITY, THREE BOND OR THREE MIXED EQUITY
      PORTFOLIOS THAT RECEIVED CONSISTENT RETURN SCORES AS OF
      DECEMBER 31, 2004 TO BE ELIGIBLE FOR A FUND GROUP AWARD IN
      THE RESPECTIVE ASSET CLASS.
      ALTHOUGH LIPPER MAKES REASONABLE EFFORTS TO ENSURE THE
      ACCURACY AND RELIABILITY OF THE DATA CONTAINED HEREIN, THE
      ACCURACY IS NOT GUARANTEED BY LIPPER. USERS ACKNOWLEDGE
      THAT THEY HAVE NOT RELIED UPON ANY WARRANTY, CONDITION,
      GUARANTEE OR REPRESENTATION MADE BY LIPPER. ANY USE OF THE
      DATA FOR ANALYZING, MANAGING OR TRADING FINANCIAL
      INSTRUMENTS IS AT THE USER'S OWN RISK. THIS IN NOT AN
      OFFER TO BUY OR SELL SECURITIES.

NATIONS CONVERTIBLE

SECURITIES FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS CONVERTIBLE SECURITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Convertible Securities Fund Investor A Shares provided shareholders with a total return of 3.87%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Our investment style seeks to exploit to the fullest extent the unique characteristics of convertible securities, while adhering to a disciplined investment process and adapting to an ever-evolving market environment. Within the convertible securities asset class universe, we focus on securities known as balanced convertibles. Balanced convertibles exhibit both fixed income and equity features and generally produce the highest risk-adjusted returns. Over the long term, we believe that this strategy has the potential to outperform strategies that focus purely on high fixed income or equity sensitivity.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           The Nations Convertible Securities Fund (Investor A Shares) outperformed its benchmark, the Merrill Lynch All Convertibles All Qualities Index*** for each of the four quarters during the 12 months ended March 31, 2005. For the fiscal year, the fund posted a positive return of 3.87%, compared with a return of 0.24% for the Merrill Lynch All Convertibles All Qualities Index.

                           Sector allocation and security selection accounted for the fund's outperformance relative to its benchmark, especially within the energy sector.

                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED PERFORMANCE?

                           With the exception of a rally late last year, most segments of the equity markets delivered weak performance for the 12-month period. Higher energy prices, an uncertain corporate profit outlook and rising short-term interest rates held the markets back. However, the fund posted positive returns for three of the four quarters while its benchmark registered losses for three quarters. Fund performance benefited from our bullish stance on energy, an emphasis on quality and a preference for companies that are growing their businesses over those that relied on cost cutting to bolster their bottom lines.

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Merrill Lynch All Convertibles All Qualities Index is an unmanaged index which measures the performance of US dollar-denominated convertible securities of issuers not currently in bankruptcy with a total market value greater than $50 million at issuance.



                           MOST CONVERTIBLE SECURITIES ARE BELOW INVESTMENT GRADE AND TEND TO BE
                           MORE SPECULATIVE THAN HIGHER-RATED SECURITIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CONVERTIBLE

SECURITIES FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?+

                           The fund took an overweight position in the energy sector, led by the belief of a structural shift in the growth of global demand, lagging refining capacity and a higher cost structure of alternative resources. Large holdings in the sector included Amerada Hess and Chesapeake convertible preferred securities. The fund also had an underweight position in the information technology sector, due to its poor visibility, high inventory build up and a lack of pricing power. Sizeable exposure to basic materials and capital goods companies also proved beneficial, as China and other emerging nations devoured industrial materials. Among consumer discretionary sectors, our decision to underweight US automotive stocks and overweight exposure to hotel companies was rewarded. In autos, declining market share and profit margins, challenges from overseas, high inventories and onerous healthcare obligations all forced share prices lower. In the lodging industry, capacity increases fell behind robust demand; companies with high profiles in major urban and resort areas were the chief beneficiaries.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           Doral Financial, a diversified financial holding company with mortgage operations in Puerto Rico, declined on reports that management had overstated the value of certain assets. The fund's stake in Northwest Airlines also hurt returns when an anticipated rebound in business travel to Asia failed to materialize. Vishay Intertechnology, a U.S. electronic manufacturing supply company, also declined. Lackluster order flow, slack demand from customers in the auto industry, and stressful conditions in the computer and telecom markets were to blame. We have since reduced our positions in these names because the companies continue to face some challenges, with limited prospects going forward.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We think that overall economic conditions rather than technical trends in the convertible markets will drive results in upcoming months. With that outlook in mind, we have maintained a defensive positioning within the portfolio, with reduced exposure to non-convertible equities and increased overall credit quality. Although conditions remain challenging, we believe the headwinds are limited. Companies are not issuing large volumes of convertible securities; and currently attractive valuations may entice income-seeking equity investors to the convertible marketplace. With demand and supply roughly in balance, increased investor interest could easily push convertible valuations higher. History also suggests that if stock market volatility increases, investors may be drawn to convertibles because of their built-in option to convert to common shares when stock prices are favorable. Against that backdrop, we believe our "balanced convertibles" approach has the potential to do well.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.
 4

NATIONS CONVERTIBLE

SECURITIES FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           Yanfang (Emma) Yan has co-managed the fund since 2001. She is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Richard Dahlberg has co-managed Nations Convertible Securities Fund since 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Edward Paik has co-managed the fund since 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS CONVERTIBLE

SECURITIES FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,038.44      1,020.59        4.42         4.38               0.87
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,036.60      1,019.35        5.69         5.64               1.12
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,033.11      1,015.61        9.48         9.40               1.87
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,033.36      1,015.61        9.48         9.40               1.87

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS CONVERTIBLE

SECURITIES FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS CONVERTIBLE SECURITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 2.9%  Consumer staples
 5.0%  Utilities
 5.0%  Telecommunications services
 5.1%  Materials
 9.0%  Energy
10.7%  Financials
12.1%  Industrials
13.0%  Information technology
13.5%  Consumer discretionary
18.7%  Health care
 5.0%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Tyco International, 3.13% 01/15/23      1.8%
                                                                            -------------------------------------------------
                                                                              2  Amazon.com, 4.75% 02/01/09              1.6%
                                                                            -------------------------------------------------
                                                                              3  Halliburton, 3.13% 07/15/23             1.4%
                                                                            -------------------------------------------------
                                                                              4  Nextel Communications, Class A, 5.25%
                                                                                 01/15/10                                1.3%
                                                                            -------------------------------------------------
                                                                              5  Providian Financial, 2.75% 03/15/16     1.2%
                                                                            -------------------------------------------------
                                                                              6  Host Marriott, 3.25% 04/15/24           1.2%
                                                                            -------------------------------------------------
                                                                              7  Teva Pharmaceutical Industries, 0.50%
                                                                                 02/01/24                                1.2%
                                                                            -------------------------------------------------
                                                                              8  Sealed Air, 3.00% 06/30/33              1.2%
                                                                            -------------------------------------------------
                                                                              9  Genzyme, 1.25% 12/01/23                 1.2%
                                                                            -------------------------------------------------
                                                                             10  Invitrogen, 2.00% 08/01/23              1.2%
                                                                            -------------------------------------------------






                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS CONVERTIBLE SECURITIES FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                                                           MERRILL LYNCH ALL
                                                  NATIONS CONVERTIBLE         LIPPER CONVERTIBLE       CONVERTIBLES ALL QUALITIES
                                                    SECURITIES FUND        SECURITIES FUNDS AVERAGE              INDEX
                                                  -------------------      ------------------------    --------------------------
Mar. 31 1995                                              9425                       10000                       10000
1996                                                     11786                       12163                       12449
                                                         13583                       13496                       13594
1998                                                     17259                       17047                       17594
                                                         17825                       16994                       18611
2000                                                     24845                       23613                       26656
                                                         22887                       20109                       20834
2002                                                     23683                       20065                       20982
                                                         21035                       18728                       19958
2004                                                     27203                       24147                       25662
Mar. 31 2005                                             28264                       24446                       25725

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                                                           MERRILL LYNCH ALL
                                                  NATIONS CONVERTIBLE         LIPPER CONVERTIBLE       CONVERTIBLES ALL QUALITIES
                                                    SECURITIES FUND        SECURITIES FUNDS AVERAGE              INDEX
                                                  -------------------      ------------------------    --------------------------
Mar. 31 1995                                             10000                       10000                       10000
1996                                                     12505                       12163                       12449
                                                         14412                       13496                       13594
1998                                                     18312                       17047                       17594
                                                         18913                       16994                       18611
2000                                                     26360                       23613                       26656
                                                         24283                       20109                       20834
2002                                                     25128                       20065                       20982
                                                         22319                       18728                       19958
2004                                                     28863                       24147                       25662
Mar. 31 2005                                             29985                       24446                       25725


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/95 through
      3/31/05)              11.61%     10.95%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Convertible Securities Fund over the last 10 years. The Merrill Lynch All Convertibles All Qualities Index is an unmanaged index which measures the performance of US dollar-denominated convertible securities of issuers not currently in bankruptcy with a total market value greater than $50 million at issuance. Funds in the Lipper Convertible Securities Funds Average invest their portfolios primarily in convertible bonds and convertible preferred shares. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                  INVESTOR A             INVESTOR B++              INVESTOR C
                                              PRIMARY A+      NAV**        MOP*       NAV**       CDSC***      NAV**      CDSC***
INCEPTION DATE                                 5/21/99             9/25/87                  7/15/98                 10/21/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                               4.18%         3.87%      -2.12%       3.08%      -1.92%       3.16%       2.16%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                          6.30%         6.06%       3.98%       5.26%       4.35%       5.26%       5.26%
5 YEARS                                          2.86%         2.61%       1.40%       1.85%       1.55%       1.84%       1.84%
10 YEARS                                        11.88%        11.61%      10.95%      11.07%      11.07%          --          --
SINCE INCEPTION                                 12.42%        12.27%      11.89%      11.96%      11.96%       9.00%       9.00%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.
*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is September 25, 1987.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower.

NATIONS ASSET

ALLOCATION FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS ASSET ALLOCATION FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks to obtain long-term growth from capital appreciation plus dividend and interest income.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Asset Allocation Fund Investor A Shares provided shareholders with a total return of 4.80%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The fund invests in a mix of equity and fixed income securities that provide exposure primarily to the domestic capital markets. The fund seeks total return through a balance of long-term capital appreciation from equities and the stabilizing characteristics of fixed income investments.
                           The equity portfolio invests in large- and mid-capitalization stocks of generally well-known companies that are recognized leaders in their industry. Combining rigorous fundamental research and quantitative analysis, the team selects securities according to their competitive advantages, solid or improving financial health and attractive valuations. Risk controls are utilized for adequate diversification across market capitalization, economic sectors and growth/value styles. The Russell 1000 Index,*** the benchmark for the equity portion of the fund, reflects the core investment style of the equity portfolio. Although the investment universe consists of both growth and value companies, the quantitative methods driving the investment process may, at times, warrant tactical tilts away from the fund's benchmark.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, the Nations Asset Allocation Fund (Investor A Shares) returned 4.80% compared to a return of 4.86% for the

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 1000 Index, an unmanaged index, measures the performance of the 1,000 largest US companies and represents approximately 90% of the US market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           STOCKS OF MID-CAP COMPANIES POSE SPECIAL RISKS, INCLUDING POSSIBLE
                           ILLIQUIDITY AND GREATER PRICE VOLATILITY THAN STOCKS OF LARGER, MORE
                           ESTABLISHED COMPANIES.

                           INVESTING IN HIGH-YIELD SECURITIES (COMMONLY KNOWN AS "JUNK BONDS")
                           OFFERS THE POTENTIAL FOR HIGH CURRENT INCOME AND ATTRACTIVE TOTAL RETURN,
                           BUT INVOLVES CERTAIN RISKS. CHANGES IN ECONOMIC CONDITIONS OR OTHER
                           CIRCUMSTANCES MAY ADVERSELY AFFECT A JUNK BOND ISSUER'S ABILITY TO MAKE
                           PRINCIPAL AND INTEREST PAYMENTS. RISING INTEREST RATES TEND TO LOWER THE
                           VALUE OF ALL BONDS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS ASSET

ALLOCATION FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           Russell 1000 Index, its benchmark and Lehman Brothers US Aggregate Index+ in a 60/40 mix for the period. The Russell 1000 Index returned 7.24% and the Lehman Brothers US Aggregate Index returned 1.15% for the period.

                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED PERFORMANCE?

                           The US economy grew at a solid pace during the 12-month period. The labor market reported an increase in the number of new jobs and corporate profit growth was strong. However, inflationary concerns also increased. As a result, the Federal Reserve (The Fed) increased the federal funds rate, a key short-term interest rate, from 1.00% to 2.75% in seven one-quarter percentage steps during the period.

                           Higher interest rates hurt bond market performance, but most of the damage was sustained by short-term bonds. As a result, bond investors turned to lower quality issues for the higher income they pay. While investment grade corporate bonds had a modest positive return, high-yield bonds were the best performing fixed income alternative during the period.

                           By contrast, stock market investors exhibited a renewed aversion to risk and flocked to higher quality companies. Value stocks benefited from this trend, as did energy stocks and the stocks of companies paying out relatively high dividends. As investors turned more defensive, the mid-capitalization segment of the market benefited most and small-cap stocks had the weakest returns.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?++

                           Within the stock portfolio, the fund's holdings in the energy sector contributed significantly to performance, as high energy prices boosted stock prices. Valero Energy and Marathon Oil were two of the area's strongest contributors. Stock selection in the health care, financial and basic materials sectors also aided returns. In the health care sector, Triad Hospitals was a top performer. Strong performance from Charter One Financial and Aetna in the financial area, also helped drive the fund's results. Copper producer Phelps Dodge was another significant contributor.

                           Within the bond portfolio, the funds' substantial holdings in corporate bonds relative to its benchmark were favorable to performance. A sizeable allocation to high-yield bonds also helped.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           Poor performance from equity holdings in the consumer cyclical, consumer staples and communications sectors of the market detracted from the fund's return. Lear, Wal-Mart Stores and Clear Channel Communications were among the stocks in these areas that hurt results. A relatively light allocation to the mortgage-backed sector of the bond market during the first half of the period also detracted, as that sector outperformed Treasuries and investment-grade corporate issues.

                           +The Lehman Brothers US Aggregate Index is an unmanaged index of US government agency and US Treasury securities, corporate bonds, and agency- and mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

NATIONS ASSET

ALLOCATION FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           With the expectation that interest rates are likely to continue to move higher, we have focused on segments of the bond market that we believe have the lowest vulnerability to higher rates, including corporate bonds, mortgage- and asset-backed securities. We have also increased the fund's exposure to high-quality, dividend-paying stocks and lowered exposure to small-cap stocks because we believe that baby boomers advancing to retirement are more likely to favor the former and grow less comfortable with the latter. These sectors represent larger segments of the fund's portfolio than they do in its benchmark, which we believe positions the fund to take advantage of current trends.

                               ---------------------------------------------

                           Vikram Kuriyan has comanaged the equity portion of Nations Asset Allocation Fund since February 2005. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Michael Welhoelter has comanaged the equity portion of the fund since February 2005. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Leonard Aplet has comanaged the fixed-income and money market portions of the fund since February 2005. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Richard Cutts has comanaged the fixed-income and money market portions of the fund since February 2005. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Prior to February 2005, the fund was managed by the Quantitative Strategies Group and the Fixed Income Management Team.

NATIONS ASSET

ALLOCATION FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,050.36      1,019.75        5.32         5.24               1.04
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,049.02      1,018.50        6.59         6.49               1.29
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,044.88      1,014.76       10.40        10.25               2.04
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,045.08      1,014.76       10.40        10.25               2.04

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of the expenses, total return would have been reduced.

NATIONS ASSET

ALLOCATION FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS ASSET ALLOCATION FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)

[PIE CHART]

 67.8%  Common stocks
 11.7%  Mortgage-backed securities
  9.3%  Corporate fixed-income bonds and notes
  6.9%  Government agencies and obligations
  4.1%  Asset-backed securities
  0.2%  Collateralized mortgage obligations

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

TOP 10 HOLDINGS
-------------------------------------------------
  1  FNMA 5.00% 04/15/20                     4.0%
-------------------------------------------------
  2  General Electric                        2.1%
-------------------------------------------------
  3  U.S. Treasury Bonds, 6.25% 8/15/23      2.1%
-------------------------------------------------
  4  Exxon Mobil                             2.0%
-------------------------------------------------
  5  FNMA 5.00% 04/15/35                     1.9%
-------------------------------------------------
  6  Citigroup                               1.9%
-------------------------------------------------
  7  GNMA 5.50% 03/15/35                     1.8%
-------------------------------------------------
  8  Johnson & Johnson                       1.7%
-------------------------------------------------
  9  Pfizer                                  1.5%
-------------------------------------------------
 10  Microsoft                               1.3%
-------------------------------------------------

THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
WHICH THE FUND MAY INVEST.

NATIONS ASSET ALLOCATION FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                          NATIONS ASSET       LIPPER BALANCED FUNDS                          LEHMAN BROTHERS U.S.
                                         ALLOCATION FUND             AVERAGE           RUSSELL 1000 INDEX      AGGREGATE INDEX
                                         ---------------      ---------------------    ------------------    --------------------
Mar. 31 1995                                  9425.00               10000.00                10000.00               10000.00
                                             11404.00               12152.00                13274.00               11079.00
1997                                         12979.00               13468.00                15642.00               11623.00
                                             16942.00               17332.00                23200.00               13017.00
1999                                         19419.00               18620.00                27066.00               13861.00
                                             21487.00               20752.00                32801.00               14121.00
2001                                         19327.00               19507.00                25339.00               15890.00
                                             19318.00               19844.00                25559.00               16740.00
2003                                         16217.00               17235.00                19294.00               18697.00
                                             20228.00               21368.00                26312.00               19707.00
Mar. 31 2005                                 21203.00               22288.00                28220.00               19932.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                          NATIONS ASSET       LIPPER BALANCED FUNDS                          LEHMAN BROTHERS U.S.
                                         ALLOCATION FUND             AVERAGE           RUSSELL 1000 INDEX      AGGREGATE INDEX
                                         ---------------      ---------------------    ------------------    --------------------
Mar. 31 1995                                  10000                   10000                  10000                  10000
                                              12100                   12152                  13274                  11079
1997                                          13771                   13468                  15642                  11623
                                              17975                   17332                  23200                  13017
1999                                          20603                   18620                  27066                  13861
                                              22798                   20752                  32801                  14121
2001                                          20506                   19507                  25339                  15890
                                              20496                   19844                  25559                  16740
2003                                          17207                   17235                  19294                  18697
                                              21462                   21368                  26312                  19707
Mar. 31 2005                                  22492                   22288                  28220                  19932


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

                  10-YEAR                                                       NAV**       MOP*

                  (3/31/95 through 3/31/05)                                     8.44%      7.80%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Asset Allocation Fund over the last 10 years. The Lehman Brothers US Aggregate Index is an unmanaged index of US Treasury securities, US government agency securities, corporate bonds and agency-and mortgage-backed securities. The Russell 1000 Index, an unmanaged index, measures the performance of the 1,000 largest US companies and represents approximately 90% of the US equity market. Funds in the Lipper Balanced Funds Average have a primary objective of conserving principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]
   TOTAL RETURN (AS OF 3/31/05)

                                                                 INVESTOR A             INVESTOR B++              INVESTOR C
                                             PRIMARY A+      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                5/21/99             1/18/94                  7/15/98                 11/11/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              5.01%         4.80%      -1.22%       3.97%      -1.03%        4.02%       3.02%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         3.34%         3.14%       1.12%       2.31%       1.35%        2.31%       2.31%
5 YEARS                                        -0.04%        -0.27%      -1.45%      -1.05%      -1.41%       -1.05%      -1.05%
10 YEARS                                        8.72%         8.44%       7.80%       7.89%       7.89%           --          --
SINCE INCEPTION                                 8.32%         8.08%       7.51%       7.58%       7.58%        5.52%       5.52%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect at CDSC fees of 1.00% in the first year after purchase.

+Primary A Shares commences operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 are not applicable to Primary A Shares. Inception date for Investor A Shares is January 18, 1994.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is January 18, 1994.

NATIONS VALUE FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks growth of capital by investing in companies that are believed to be undervalued.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Value Fund Investor A Shares provided shareholders with a total return of 12.16%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           We focus on stocks that have attractive valuations based upon measures such as price-to-earnings and price-to-cash flow ratios, and seek to achieve moderately lower volatility when compared with the broad market. It is our belief that undervalued and misunderstood stocks may deliver superior risk-adjusted performance over time. Further, we believe that companies can go through periods when their business prospects temporarily deteriorate, resulting in stock prices that are below what we perceive to be their fair values. We also think that a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk-management strategy is the best way to identify investment opportunities.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, the Nations Value Fund (Investor A Shares) returned 12.16% compared with a return of 13.17% for the Russell 1000 Value Index,*** its benchmark. The Lipper Multi-Cap Value Funds Average+ returned 9.96% over that same time period.

                           WHAT ECONOMIC AND MARKET FACTORS INFLUENCED
                           PERFORMANCE?

                           As interest rates rose stock prices declined relative to their earnings, but this was more than offset by an improvement in corporate profits. Despite positive returns over the period, investors became increasingly concerned about an economic slowdown driven by either higher interest rates or higher energy prices.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?++

                           Much of the portfolio's success was driven by sector allocation. Decisions to de-emphasize consumer stocks and to focus on basic industries and capital goods stocks, where demand was quite strong, were rewarded. Given the perceived risk of rising interest rates, the underweight in financial stocks was also beneficial. Stock

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 1000 Value Index is an unmanaged index which measures the performance of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

                           +Lipper Inc. is an independent mutual fund performance monitor. Funds in the Lipper Multi-Cap Value Funds Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS VALUE FUND
                           selection in the financial sector was very strong with names such as Wachovia and Wells Fargo posting good results. In addition, a number of our REIT (Real Estate Investment Trust) holdings were up strongly as well.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           Selected holdings in the communications sector detracted from performance, including Clear Channel Communications, the largest owner of radio stations in the United States, and Dow Jones, best known as the publisher of the Wall Street Journal. Both companies were hurt by a soft advertising environment, which was reflected in their stock prices. Within telecommunications, most of the fund's exposure was to the regional bell operating companies (RBOCs), which have had to raise spending to fend off competitive threats.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We believe that the portfolio is positioned to benefit from continued economic growth as well as moderately rising interest rates. We are focused on the most attractively valued companies within a broad range of economic sectors. We look to increase the number of positions moving forward in order to reduce stock specific risk.
                            ----------------------------------------------

                           Lori Ensinger has co-managed Nations Value Fund since August 2001. Ms. Ensinger is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Diane Sobin co-managed the fund since August 2001. Ms. Sobin is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           The Board of Trustees of the Funds approved a proposal to merge the Columbia Growth & Income Fund into the Nations Value Fund, subject to approval by shareholders of the Fund and the satisfaction of certain other conditions. The merger is expected to be completed in the third quarter of 2005.

NATIONS VALUE FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,118.03      1,021.14        4.01         3.83               0.76
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,115.93      1,019.90        5.33         5.09               1.01
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,112.39      1,016.16        9.27         8.85               1.76
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,112.39      1,016.16        9.27         8.85               1.76

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS VALUE FUND
hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 3.2%  Telecommunication services
 4.6%  Information technology
 4.8%  Health care
 6.2%  Utilities
 7.0%  Consumer staples
 7.1%  Materials
10.3%  Consumer discretionary
13.9%  Energy
14.8%  Industrials
25.4%  Financials
 2.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Exxon Mobil                             4.6%
                                                                            -------------------------------------------------
                                                                              2  Citigroup                               3.5%
                                                                            -------------------------------------------------
                                                                              3  Altria Group                            3.3%
                                                                            -------------------------------------------------
                                                                              4  General Electric                        2.8%
                                                                            -------------------------------------------------
                                                                              5  Wachovia                                2.5%
                                                                            -------------------------------------------------
                                                                              6  Merrill Lynch                           2.3%
                                                                            -------------------------------------------------
                                                                              7  United Technologies                     1.9%
                                                                            -------------------------------------------------
                                                                              8  ChevronTexaco                           1.9%
                                                                            -------------------------------------------------
                                                                              9  Genworth Financial                      1.7%
                                                                            -------------------------------------------------
                                                                             10  US Bancorp                              1.7%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                             LIPPER MULTI-CAP VALUE
                                                   NATIONS VALUE FUND             FUNDS AVERAGE         RUSSELL 1000 VALUE INDEX
                                                   ------------------        ----------------------     ------------------------
Mar. 31 1995                                               9425                       10000                       10000
1996                                                      12291                       12786                       13349
                                                          14479                       14782                       15761
1998                                                      20013                       20619                       23196
                                                          20805                       20370                       24365
2000                                                      20708                       22144                       25909
                                                          20233                       23187                       25979
2002                                                      21312                       24655                       27117
                                                          15521                       18861                       20937
2004                                                      21964                       26745                       29484
Mar. 31 2005                                              24633                       29400                       33367

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                             LIPPER MULTI-CAP VALUE
                                                   NATIONS VALUE FUND             FUNDS AVERAGE         RUSSELL 1000 VALUE INDEX
                                                   ------------------        ----------------------     ------------------------
Mar. 31 1995                                              10000                       10000                       10000
1996                                                      13041                       12786                       13349
                                                          15362                       14782                       15761
1998                                                      21234                       20619                       23196
                                                          22075                       20370                       24365
2000                                                      21971                       22144                       25909
                                                          21468                       23187                       25979
2002                                                      22612                       24655                       27117
                                                          16468                       18861                       20937
2004                                                      23304                       26745                       29484
Mar. 31 2005                                              26138                       29400                       33367


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**      MOP*
     (3/31/95 through
      3/31/05)              10.08%     9.43%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Value Fund over the last 10 years. The Russell 1000 Value Index is an unmanaged index which measures the performance of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates. Funds in the Lipper Multi-Cap Value Funds Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range. The indices are unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                               PRIMARY A      NAV**       MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                  9/19/89            12/6/89                 6/7/93                   6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              12.51%        12.16%      5.73%      11.31%       6.31%       11.36%      10.36%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                          5.19%         4.95%      2.89%       4.12%       3.19%        4.13%       4.13%
5 YEARS                                          3.81%         3.54%      2.32%       2.75%       2.46%        2.76%       2.76%
10 YEARS                                        10.37%        10.08%      9.43%       9.31%       9.31%        9.39%       9.39%
SINCE INCEPTION                                 10.42%        10.32%      9.90%       9.14%       9.14%        9.54%       9.54%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CSDC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CSDC fee of 1.00% in the first year after purchase.
 22

NATIONS MIDCAP

VALUE FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS MIDCAP VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term growth of capital with income as a secondary consideration.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations MidCap Value Fund Investor A Shares provided shareholders with a total return of 19.90%.**
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           We focus on mid-capitalization stocks that have attractive valuations based upon measures such as price-to-earnings and price-to-cash flow ratios, and seek to achieve moderately lower volatility when compared with the broad market. It is our belief that undervalued and misunderstood stocks can deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their business prospects deteriorate, resulting in stock prices that are below what we perceive to be their fair values. We also think that a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk-management strategy is the best way to identify investment opportunities.

                           HOW DID THE FUND PERFORM OVER THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, the Nations MidCap Value Fund (Investor A Shares) returned 19.90% compared with a return of 18.34% for the Russell MidCap Value Index,*** its benchmark.

                           WHAT ECONOMIC AND MARKET FACTORS INFLUENCED
                           PERFORMANCE?

                           As interest rates rose, stock valuations compressed. However, this was more than offset by an improvement in corporate profits. Returns were positive for the period but investors became increasingly concerned about an economic slowdown driven by either higher interest rates or higher energy prices.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?++

                           Much of the portfolio's success was driven by stock selection. Decisions to deemphasize consumer staples stocks and to focus on basic industry stocks, where demand was quite strong, were rewarded. The fund also had more exposure to energy -- the strongest sector performer for the period -- than the index, which paid off as oil prices rose. Given the perceived risk of rising interest rates, an underweight in financial stocks also worked. Yet, selected financial stocks performed well, such as Legg Mason. More important, the average return of the bank stocks we owned was more than twice the return of the bank stocks in the benchmark. Stock selection also helped results, including Aetna within health care and Martin Marietta Materials in the consumer cyclicals area.

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           ***The Russell Midcap Value Index is an unmanaged index which measures the performance of those securities in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth rates.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
                           Source for all statistical data -- Banc of America Capital Management, LLC.

NATIONS MIDCAP

VALUE FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           Generally speaking, unfavorable factors were the result of disappointing performance from specific stocks. A slight overweight relative to the index in technology stocks, especially networking stocks, hurt performance. Many of these companies were hurt by lower-than-anticipated capital spending activity. In communications, a slower advertising environment hurt Dow Jones, the publisher of the Wall Street Journal.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We believe that the portfolio is positioned to benefit from continued economic growth as well as moderately rising interest rates. We are focused on finding the most attractively valued companies within a broad range of economic sectors. We look to increase the number of positions moving forward in order to reduce stock specific risk.
                            ---------------------------------------------------

                           Diane Sobin has co-managed Nations MidCap Value Fund since November 2001. Ms. Sobin is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           David Hoffman has co-managed the fund since April 2004. Mr. Hoffman is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.




                           INVESTING IN MID-CAP STOCKS MAY PRESENT SPECIAL RISKS, INCLUDING POSSIBLE ILLIQUIDITY AND GREATER PRICE VOLATILITY THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MIDCAP

VALUE FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,159.41      1,020.29        5.01         4.68               0.93
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,158.32      1,019.05        6.35         5.94               1.18
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,154.13      1,015.31       10.37         9.70               1.93
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,153.88      1,015.31       10.36         9.70               1.93

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS MIDCAP

VALUE FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS MIDCAP VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 0.5%  Telecommunication services
 4.5%  Consumer staples
 5.2%  Health care
 5.5%  Information technology
 7.4%  Energy
 8.5%  Utilities
12.1%  Materials
12.5%  Consumer discretionary
18.3%  Industrials
23.2%  Financials
 2.3%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


 TOP 10 HOLDINGS
 -------------------------------------------------
   1  Constellation Energy Group              1.4%
 -------------------------------------------------
   2  Marshall and Ilsley                     1.3%
 -------------------------------------------------
   3  Martin Marietta Materials               1.3%
 -------------------------------------------------
   4  UST                                     1.3%
 -------------------------------------------------
   5  Marathon Oil                            1.2%
 -------------------------------------------------
   6  Dollar General                          1.2%
 -------------------------------------------------
   7  Pitney Bowes                            1.2%
 -------------------------------------------------
   8  Sempra Energy                           1.2%
 -------------------------------------------------
   9  Burlington Northern Santa Fe            1.1%
 -------------------------------------------------
  10  Waste Management                        1.1%
 -------------------------------------------------



 THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
 EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
 WHICH THE FUND MAY INVEST.

NATIONS MIDCAP VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                 NATIONS MIDCAP VALUE FUND          RUSSELL MIDCAP VALUE INDEX
                                                                 -------------------------          --------------------------
Nov. 20 2001                                                               9425.00                           10000.00
                                                                          10685.00                           11276.00
2002                                                                       8296.00                            9060.00
                                                                          12261.00                           13735.00
Mar. 31 2005                                                              14702.00                           16252.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                 NATIONS MIDCAP VALUE FUND          RUSSELL MIDCAP VALUE INDEX
                                                                 -------------------------          --------------------------
Nov. 20 2001                                                              10000.00                           10000.00
                                                                          11337.00                           11276.00
2002                                                                       8802.00                            9060.00
                                                                          13009.00                           13735.00
Mar. 31 2005                                                              15599.00                           16252.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (11/20/01 through
      3/31/05)              14.15%     12.16%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations MidCap Value Fund from the inception of the share class. The Russell Midcap Value Index is an unmanaged index which measures the performance of those securities in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth rates. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                INVESTOR A              INVESTOR B                INVESTOR C
                                             PRIMARY A      NAV**        MOP*       NAV**       CDSC***       NAV**       CDSC***
Inception date                               11/20/01            11/20/01                11/20/01                  11/20/01
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                            20.16%        19.90%      13.00%      18.91%      13.91%        18.97%      17.97%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                       11.44%        11.22%       9.05%      10.36%       9.53%        10.39%      10.39%
SINCE INCEPTION                               14.43%        14.15%      12.16%      13.29%      12.62%        13.31%      13.31%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower, Investor A Shares are available with a reduced on waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.
 28

NATIONS SMALLCAP

VALUE FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS SMALLCAP VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term growth of capital by investing in small capitalization companies believed to be undervalued.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations SmallCap Value Fund Investor A Shares provided shareholders with a total return of 13.42%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           We focus on stocks that have attractive valuations based upon measures such as price-to-earnings and price-to-cash flow ratios. It is our belief that undervalued and misunderstood stocks have the potential to deliver superior risk-adjusted performance over time. We also think that a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy is the best way to identify investment opportunities.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, the Nations SmallCap Value Fund (Investor A Shares) returned 13.42%, compared with a return of 9.79% for its benchmark, the Russell 2000 Value Index.*** The Lipper Small-Cap Value Funds Average+ returned 11.42% over that same time period. The fund outperformed its benchmark mostly because of good stock selection. Seven of the fund's ten sectors outperformed the return of their respective index groups.

                           WHAT ECONOMIC AND MARKET FACTORS INFLUENCED
                           PERFORMANCE?

                           Value stocks were generally strong performers during the reporting period. Increased global economic activity, a resurgence of domestic manufacturing and a weak US dollar bolstered returns on investments in energy, basic industry, capital goods and utility companies. Stronger economic growth and higher commodity prices also raised the specter of inflation and higher interest rates, which put pressure on the financial sector. In addition, corporate spending on information technology infrastructure remained below historical averages, intensifying

                           *The outlook for the fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 2000 Value Index, an unmanaged index, measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper Inc. is an independent mutual fund performance monitor. Funds in the Lipper Small-Cap Value Funds average typically have below-average price-to-earnings and price-to-book ratios compared to the S&P SmallCap 600 Index.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           EQUITY INVESTMENTS ARE AFFECTED BY STOCK MARKET FLUCTUATIONS THAT OCCUR
                           IN RESPONSE TO ECONOMIC AND BUSINESS DEVELOPMENTS.

                           INVESTMENTS IN SMALL-CAP STOCKS MAY BE SUBJECT TO GREATER VOLATILITY AND
                           PRICE FLUCTUATIONS BECAUSE THEY MAY BE THINLY TRADED AND LESS LIQUID
                           THAN INVESTMENTS IN LARGER COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SMALLCAP

VALUE FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           challenges faced by companies in already highly competitive technology industries with few barriers to entry and low-cost foreign competition.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?****

                           Holdings in the basic industry, capital goods and finance sectors provided the largest contribution to performance during the reporting period. The fund's overweight in the basic industries sector amplified very strong company-specific returns from select chemical and steel investments. Millenium Chemicals, which was acquired during the period, and Crompton were top contributors. Specialty steel producer Carpenter Technology and minimill Steel Dynamics also added notably to the fund's return. We eliminated Millenium Chemicals and Steel Dynamics later in the period. These stocks were the beneficiaries of a rise in commodity prices buoyed by worldwide economic growth. Strong performance from investments in the capital goods group reflected our strategy of overweighting sectors where stocks had been trading at unusually low valuations. Good stock selection and below-index exposure to the weak financial sector also helped. In the financial sector, we underweighted stocks of regional banks and real estate investment trusts, areas that are highly vulnerable to interest rate pressures. In addition, our valuation discipline helped us avoid biotechnology stocks, while emphasizing holdings in health care services. In contrast to a negative sector return for the index, the fund's investments in health care rose more than 20%.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           The fund's underweight in the energy sector, by far the top performing group for the benchmark index, held back performance. Although the fund's energy investments generated its highest sector return, 54%, the fund had proportionately less exposure to oil and gas exploration stocks in its portfolio than the index.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We have positioned the fund for continued growth in the US economy and continued increases by the Federal Reserve Board that could put pressure on long-term interest rates and the dollar. In this environment, we are looking for attractively valued companies that have strong balance sheets as well as opportunities to improve their operating performance. At the same time, we are positioning the fund to minimize exposure to interest-rate and currency risks. Given the strong performance of value stocks during the reporting period, we are attracted to companies that are increasing their dividends or repurchasing shares. We are also seeking stocks that could benefit from increased capital spending for equipment and technology in the business sector. The strategy remains to look for companies that we believe are undervalued yet, in our opinion, have good long-term growth opportunities.

                            ---------------------------------------------------

                           Christian Stadlinger has co-managed the fund since May 2002. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Jarl Ginsberg has co-managed Nations Small Cap Value Fund since February 2003. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           ****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS SMALLCAP

VALUE FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,099.83      1,019.15        6.07         5.84               1.16
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,098.58      1,017.85        7.43         7.14               1.42
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,094.84      1,014.11       11.33        10.90               2.17
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,093.99      1,014.16       11.28        10.85               2.16

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

NATIONS SMALLCAP

VALUE FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS SMALLCAP VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 0.9%  Telecommunication Services
 3.9%  Utilities
 3.6%  Consumer staples
 3.7%  Energy
 3.8%  Health care
 8.5%  Materials
10.4%  Information technology
13.1%  Consumer discretionary
23.6%  Financials
24.6%  Industrials
 3.9%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


 TOP 10 HOLDINGS
 -------------------------------------------------
   1  Kennametal                              1.2%
 -------------------------------------------------
   2  Century Aluminum                        1.2%
 -------------------------------------------------
   3  Finish Line                             1.1%
 -------------------------------------------------
   4  Apollo Investment                       1.1%
 -------------------------------------------------
   5  Equity Inns                             1.1%
 -------------------------------------------------
   6  Manitowoc                               1.1%
 -------------------------------------------------
   7  Longs Drug Stores                       1.1%
 -------------------------------------------------
   8  FTI Consulting                          1.1%
 -------------------------------------------------
   9  Overnite                                1.0%
 -------------------------------------------------
  10  Hercules                                1.0%
 -------------------------------------------------



 THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
 EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
 WHICH THE FUND MAY INVEST.

NATIONS SMALLCAP VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                 NATIONS SMALLCAP VALUE      LIPPER SMALL-CAP VALUE
                                                          FUND                    FUNDS AVERAGE         RUSSELL 2000 VALUE INDEX
                                                 ----------------------      ----------------------     ------------------------
May 1 2002                                                 9425                       10000                       10000
2002                                                       8991                        9433                        9455
                                                           7427                        7605                        7442
                                                           7772                        8003                        7808
                                                           7281                        7544                        7412
2003                                                       8679                        9163                        9095
                                                           9359                        9874                        9798
                                                          11009                       11443                       11401
                                                          11696                       12149                       12190
2004                                                      11971                       12368                       12294
                                                          12074                       12265                       12312
                                                          13635                       13829                       13938
Mar. 31 2005                                              13265                       13537                       13384

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                    Nations SmallCap Value Fund   Lipper Small-Cap Value Funds Average
May 1 2002                                                                10000                                  10000
2002                                                                       9540                                   9433
                                                                           7880                                   7605
                                                                           8246                                   8003
                                                                           7725                                   7544
2003                                                                       9209                                   9163
                                                                           9930                                   9874
                                                                          11681                                  11443
                                                                          12410                                  12149
2004                                                                      12702                                  12368
                                                                          12811                                  12265
                                                                          14467                                  13829
Mar. 31 2005                                                              14074                                  13537

                                                    Russell 2000 Value Index
May 1 2002                                                             10000
2002                                                                    9455
                                                                        7442
                                                                        7808
                                                                        7412
2003                                                                    9095
                                                                        9798
                                                                       11401
                                                                       12190
2004                                                                   12294
                                                                       12312
                                                                       13938
Mar. 31 2005                                                           13384


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**      MOP*
     (5/1/02 through
      3/31/05)              12.43%    10.17%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations SmallCap Value Fund from the inception of the share class. The Russell 2000 Value Index is an unmanaged index which measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Funds in the Lipper Small-Cap Value Funds Average typically have below-average price-to-earnings and price-to-book ratios compared to the S&P SmallCap 600 Index. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                 5/01/02            5/01/02                  5/01/02                  5/01/02
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                             13.72%        13.42%       6.88%      12.59%       7.59%       12.51%      11.51%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURN
SINCE INCEPTION                                12.73%        12.43%      10.17%      11.61%      10.77%       11.59%      11.59%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MARSICO
GROWTH FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS MARSICO GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Marsico Growth Fund Investor A Shares provided shareholders with a total return of 7.85%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations Marsico Growth Fund seeks long-term growth of capital. The fund invests primarily in large-capitalization equity securities that are selected for their long-term growth potential. Generally, the fund holds 35 to 50 securities allocated across a variety of economic sectors and industries. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. Specific macroeconomic factors include interest rates, inflation, productivity data, commodity prices, the regulatory environment, fiscal policy and geopolitical issues. Characteristics sought in individual companies include strong brand franchise; improving fundamentals (e.g., gains in market share, improving profitability, strong free cash flow); strong balance sheets; excellent distribution and marketing capabilities; apparent commitment to shareholder interests; and talented, management teams with an incentive to do well. The fund will typically own three types of stocks: core growth, aggressive growth, and life-cycle change. The latter category refers to companies that are experiencing some sort of positive, fundamental transformation in their business (e.g., new product, acquisition, divestiture, new management team) that, in our view, augurs well for future earnings growth potential.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, the Nations Marsico Growth Fund (Investor A Shares) returned 7.85% compared with a return of 6.69% for its benchmark, the S&P 500 Index.***

                           The fund's strong performance resulted primarily from good stock selection in the consumer discretionary, health care, financials and industrials sectors. The fund outperformed the index despite a lack of exposure to the top-performing energy sector, a testament to good stock selection in other areas, as well as sector- and industry-level positioning.

                           *The outlook for the fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total sales returns would have been lower.

                           ***The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           THE FUND MAY INVEST UP TO 25% OF ITS ASSETS IN FOREIGN SECURITIES.
                           INTERNATIONAL INVESTING MAY INVOLVE CERTAIN RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY FLUCTUATIONS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES
                           IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED PERFORMANCE?

                           At the beginning of the period, rising oil prices, inflation, rising interest rates and geopolitical risks dominated investors' concerns. Investors were also apprehensive about the US presidential election. There were fears that it would be contested or that there might be a terrorist attack in the days preceding or following the election. Then George W. Bush was definitively elected to a second term without incident. Oil prices had a modest decline. And, the war in Iraq seemed to have less of an impact on investors as these factors were favorably resolved. As a result, the fourth quarter of 2004 was a very good one for the market. Both the third and fourth quarters were good for the fund. However, the period ended on a less positive note as concerns about the continued growth of the US economy were rekindled by rising oil prices and increasing interest rates. As measured by the S&P 500 Index, the domestic equity market returned negative 2.15% for the first quarter of 2005.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?****

                           The fund's holdings in Wynn Resorts, Mandalay Resort Group and Four Seasons Hotels were among the largest contributors to overall performance. We sold Mandalay Resort Group by the end of the period. The performance lift from these individual stocks was amplified by the fund's heavy weight in this industry group (hotels, restaurants and leisure). Stock selection and an overweight position in the health care equipment and services industry also benefited performance. The fund's position in UnitedHealth Group emerged as the largest individual stock contributor for the reporting period. Performance was helped by holdings in the diversified financial industry and by a lack of exposure to insurance companies in the financial sector. SLM and Goldman Sachs Group, two of the fund's larger positions, performed well. In addition, a position in FedEx benefited the fund's results in the transportation industry.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           The fund missed out on gains from the energy sector, which posted the benchmark index's strongest absolute return for the reporting period. The fund had no exposure to energy companies for most of the year. Positions in Tiffany & Co. and eBay accounted for disappointing results from investments in the retailing industry. We sold Tiffany & Co. and eBay by the end of the period. Specific stock selection was also to blame in the information technology software and services industry, where the fund lost some ground with its investment in Electronic Arts. In addition, the fund's below-index exposure to utilities companies held back performance. The utilities sector generated a strong absolute return for the benchmark index during the period.

                           ****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly owned subsidiary of Bank of America, N.A.
 36

NATIONS MARSICO

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           As of March 31, 2005, the fund emphasized health care, consumer discretionary and industrials investments. The fund had no exposure to the materials or telecommunications services sectors at the end of the reporting period.
                            ---------------------------------------------------

                           Thomas F. Marsico has managed Nations Marsico Growth Fund since December 1997 and has been with the advisor or its predecessors or affiliate organizations since October 1997. He is also Chief Executive Officer of Marsico Capital Management, LLC.

NATIONS MARSICO

GROWTH FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,070.76      1,019.90        5.21         5.09               1.01
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,069.66      1,018.60        6.55         6.39               1.27
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,065.87      1,014.86       10.40        10.15               2.02
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,065.77      1,014.86       10.40        10.15               2.02

Expenses paid during the period are equal to the annualized expense for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS MARSICO

GROWTH FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS MARSICO GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 1.0%  Utilities
 3.9%  Energy
 5.5%  Consumer staples
 8.4%  Information technology
13.6%  Financials
13.8%  Industrials
21.2%  Health care
22.6%  Consumer discretionary
10.0%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


 TOP 10 HOLDINGS
 -------------------------------------------------
   1  UnitedHealth Group                      7.0%
 -------------------------------------------------
   2  General Electric                        3.9%
 -------------------------------------------------
   3  Genentech                               3.6%
 -------------------------------------------------
   4  Procter & Gamble                        3.2%
 -------------------------------------------------
   5  QUALCOMM                                3.2%
 -------------------------------------------------
   6  FedEx                                   3.2%
 -------------------------------------------------
   7  Zimmer Holdings                         3.1%
 -------------------------------------------------
   8  Dell                                    2.9%
 -------------------------------------------------
   9  SLM                                     2.9%
 -------------------------------------------------
  10  Lowe's                                  2.8%
 -------------------------------------------------



 THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
 EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
 WHICH THE FUND MAY INVEST.

NATIONS MARSICO GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN GRAPH]

                                                 NATIONS MARSICO GROWTH      LIPPER LARGE-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                 ----------------------      -----------------------          -------------
Dec. 31 1997                                               9425                       10000                       10000
                                                          11338                       12370                       11395
1998                                                      14103                       15496                       13499
                                                          20450                       21535                       15920
2000                                                      14186                       14013                       12469
                                                          14043                       13278                       12499
2002                                                      11314                        9782                        9404
2004                                                      15073                       12697                       12707
Mar. 31 2005                                              16256                       12860                       13558

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN GRAPH]

                                                 NATIONS MARSICO GROWTH      LIPPER LARGE-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                 ----------------------      -----------------------          -------------
Dec. 31 1997                                              10000                       10000                       10000
                                                          12030                       12370                       11395
1998                                                      14963                       15496                       13499
                                                          21698                       21535                       15920
2000                                                      15052                       14013                       12469
                                                          14900                       13278                       12499
2002                                                      12005                        9782                        9404
2004                                                      15993                       12697                       12707
Mar. 31 2005                                              17248                       12860                       13558


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (12/31/97 through
      3/31/05)              7.81%     6.93%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico Growth Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Large-Cap Growth Funds Average normally invest in large capitalization companies with long-term earnings expected to grow significantly. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception Date                                12/31/97            12/31/97                12/31/97                 12/31/97
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              8.08%         7.85%       1.67%       7.01%       2.01%        7.00%       6.00%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         5.26%         5.00%       2.94%       4.23%       3.30%        4.22%       4.22%
5 YEARS                                        -4.24%        -4.49%      -5.61%      -5.20%      -5.57%       -5.19%      -5.19%
SINCE INCEPTION                                 7.99%         7.81%       6.93%       7.05%       7.05%        7.06%       7.06%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS STRATEGIC

GROWTH FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS STRATEGIC GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Strategic Growth Fund Investor A Shares provided shareholders with a total return of 4.71%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations Strategic Growth Fund seeks long-term capital growth with an emphasis on maximizing after-tax returns. Our intent is to hold a blend of large capitalization growth and value stocks with a medium to long-term investment horizon in mind. We employ an integrated approach to portfolio construction by combining fundamental and quantitative research to select companies that we believe have long-term sustainable competitive advantages.

                           The fund typically invests in companies that are recognized leaders in their industries, have strong track records and are in sound financial condition. Through our top-down framework and bottom-up stock selection, we create a portfolio of companies that we believe have long-term sustainable competitive advantages. We attempt to manage and monitor the portfolio's risk through diversification and quantitative techniques. In order to monitor risk, we use a tracking error method that measures the volatility of the fund's performance. We have a consistent approach to risk and seek a variation over time of no more than 5 percentage points between the fund's return and that of its benchmark, the S&P 500 Index.*** In addition, we employ customized risk-measurement tools, which help us understand the nature of risks taken in the portfolio and help ensure that we are taking risks for which we can be rewarded.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, the Nations Strategic Growth Fund (Investor A Shares) returned 4.71%, compared with a return of 6.69% for its benchmark, the S&P 500 Index.

                           A handful of disappointing earnings announcements which led to dramatic share price declines was the primary driver of underperformance during the early part of the reporting period. Sector allocation decisions also hurt performance during the remainder of the period. After we took over the fund's management in the second half of 2004, the fund's stock selection improved and changes to the fund's sector allocation process helped diminish negative results.

                           *The outlook for the fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reject fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS STRATEGIC

GROWTH FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED PERFORMANCE?

                           The market's preference for smaller-sized and lower quality companies hurt the fund's performance during the early part of the reporting period. However, as the economic expansion slowed, investors shifted their preference to larger, higher quality companies. This benefited the fund since these are the types of companies that make up the majority of the fund's portfolio.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?****

                           Stock selection within the consumer discretionary, materials and utilities sectors aided performance. Positions in Yum! Brands and selected department stores, in Brazilian mining company Companhia Vale do Rio Doce, and in Peabody Energy were among the fund's biggest contributors in these areas. The fund's overweight in the energy sector, which was by far the top performing group in the index, also added significantly to investment results.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           Overweights in information technology and telecommunications services hurt performance. Both sectors struggled during the year and were among the weakest areas in the index. Stock selection in the health care, consumer staples, information technology and financial sectors also detracted from return. Pfizer, whose shares fell sharply in the wake of concerns about the safety of COX-2 inhibitors, drugs used in treatment of pain, was responsible for almost one percentage point of the fund's shortfall relative to the index return. Disappointing investment results from Wal-Mart Stores, Fairchild Semiconductor and Citigroup also detracted from performance.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We believe that the fund's new management team has brought significant resources to stock selection as well as portfolio allocation tools that have the potential to enhance performance within the framework of a sector-neutral investment strategy. We will continue to seek larger capitalized companies that demonstrate high quality characteristics such as low leverage, earnings consistency and free cash flow generation. We think companies with these attributes have the potential to outperform the more cyclically vulnerable companies that have over-earned during the recent economic expansion.
                               ---------------------------------------------

                           Brian Condon has co-managed Nations Strategic Growth Fund since July 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Craig Leopold has co-managed the fund since July 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           ****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS STRATEGIC

GROWTH FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           George Maris has co-managed the fund since November 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Robert McConnaughey has co-managed the fund since July 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Colin Moore has co-managed the fund since July 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Peter Santoro has co-managed the fund since July 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Sean Wilson has co-managed the fund since July 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS STRATEGIC

GROWTH FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,069.16      1,020.94        4.13         4.03               0.80
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,068.41      1,019.70        5.41         5.29               1.05
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,064.97      1,015.96        9.27         9.05               1.80
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,063.82      1,015.96        9.26         9.05               1.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS STRATEGIC

GROWTH FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS STRATEGIC GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 3.0%  Telecommunication services
 3.0%  Utilities
 3.2%  Materials
 8.5%  Energy
10.4%  Consumer staples
10.6%  Consumer discretionary
11.1%  Industrials
13.2%  Health care
15.7%  Information technology
19.9%  Financials
 1.4%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


 TOP 10 HOLDINGS
 -------------------------------------------------
   1  Exxon Mobil                             3.6%
 -------------------------------------------------
   2  Citigroup                               3.4%
 -------------------------------------------------
   3  General Electric                        2.8%
 -------------------------------------------------
   4  Johnson & Johnson                       2.4%
 -------------------------------------------------
   5  PepsiCo                                 2.1%
 -------------------------------------------------
   6  ConocoPhillips                          2.1%
 -------------------------------------------------
   7  United Technologies                     1.8%
 -------------------------------------------------
   8  Wachovia                                1.8%
 -------------------------------------------------
   9  Cisco Systems                           1.8%
 -------------------------------------------------
  10  Wells Fargo                             1.7%
 -------------------------------------------------



 THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
 EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
 WHICH THE FUND MAY INVEST.

NATIONS STRATEGIC GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                NATIONS STRATEGIC GROWTH      LIPPER LARGE-CAP CORE
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                ------------------------      ---------------------           -------------
Oct. 2 1998                                                9425                       10000                       10000
                                                          12141                       12450                       12303
1999                                                      13068                       12946                       12916
                                                          13721                       13849                       13826
                                                          12883                       12984                       12963
                                                          15520                       14975                       14892
2000                                                      16237                       15525                       15233
                                                          15660                       15121                       14828
                                                          15353                       15168                       14684
                                                          13572                       14090                       13536
2001                                                      11915                       12326                       11931
                                                          12596                       12965                       12629
                                                          10574                       10957                       10775
                                                          11886                       12179                       11927
2002                                                      11799                       12140                       11959
                                                           9934                       10490                       10356
                                                           8361                        8736                        8567
                                                           8597                        9359                        9290
2003                                                       8424                        9044                        8997
                                                           9617                       10340                       10382
                                                           9867                       10577                       10657
                                                          10946                       11770                       11955
2004                                                      11139                       11900                       12157
                                                          11178                       12011                       12366
                                                          10917                       11661                       12135
                                                          11830                       12692                       13255
Mar. 31 2005                                              11665                       12385                       12973

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                NATIONS STRATEGIC GROWTH      LIPPER LARGE-CAP CORE
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                ------------------------      ---------------------           -------------
Oct. 2 1998                                               10000                       10000                       10000
                                                          12882                       12450                       12303
1999                                                      13865                       12946                       12916
                                                          14558                       13849                       13826
                                                          13669                       12984                       12963
                                                          16467                       14975                       14892
2000                                                      17227                       15525                       15233
                                                          16616                       15121                       14828
                                                          16290                       15168                       14684
                                                          14400                       14090                       13536
2001                                                      12642                       12326                       11931
                                                          13364                       12965                       12629
                                                          11219                       10957                       10775
                                                          12611                       12179                       11927
2002                                                      12519                       12140                       11959
                                                          10540                       10490                       10356
                                                           8872                        8736                        8567
                                                           9122                        9359                        9290
2003                                                       8938                        9044                        8997
                                                          10204                       10340                       10382
                                                          10469                       10577                       10657
                                                          11614                       11770                       11955
2004                                                      11818                       11900                       12157
                                                          11859                       12011                       12366
                                                          11583                       11661                       12135
                                                          12551                       12692                       13255
Mar. 31 2005                                              12377                       12385                       12973


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (10/2/98 through
      3/31/05)              3.34%      2.40%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Strategic Growth Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Large-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations of greater than $10 billion. The indices are unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                INVESTOR A+              INVESTOR B+              INVESTOR C+
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                10/2/98              8/2/99                  8/2/99                   8/2/99
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              4.98%         4.71%      -1.27%       3.93%      -1.07%        3.91%       2.91%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                        -0.19%        -0.39%      -2.33%      -1.16%      -2.16%       -1.20%      -1.20%
5 YEARS                                        -6.27%        -6.40%      -7.51%      -7.13%      -7.50%       -7.15%      -7.15%
SINCE INCEPTION                                 3.50%         3.34%       2.40%       2.66%       2.66%        2.65%       2.65%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00%, in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

+Investor A, Investor B and Investor C Shares commenced operations on August 2, 1999 and have no performance prior to that date. Performance prior to August 2, 1999 is that of Primary A Shares, which do not have any 12b-1 or shareholder servicing fees. If Investor A, Investor B and Investor C Shares 12b-1 or shareholder servicing fees had been reflected, total returns would have been lower.

NATIONS MARSICO FOCUSED

EQUITIES FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS MARSICO FOCUSED EQUITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Marsico Focused Equities Fund Investor A Shares provided shareholders with a total return of 5.24%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations Marsico Focused Equities Fund seeks long-term growth in capital. Typically, the fund will hold a core position of approximately 20 to 30 large-capitalization equity securities that we believe may offer attractive long-term appreciation potential. The fund may take substantial positions in individual companies, and typically will make significant allocations to a relatively limited number of major economic sectors. However, the fund's assets typically will be diversified across a variety of industries within each broad economic sector.

                           The investment process blends top-down macroeconomic analysis with bottom-up stock selection. Specific macroeconomic factors include interest rates, inflation, productivity data, commodity prices, the regulatory environment, fiscal policy, and geopolitical issues. Characteristics sought in individual companies include strong brand franchise; improving fundamentals (e.g., gains in market share, improving profitability, strong free cash flow); strong balance sheets; excellent distribution and marketing capabilities; apparent commitment to shareholder interests; and talented, management teams with an incentive to do well. The fund will typically own three types of stocks: core growth, aggressive growth and life-cycle change. The latter category refers to companies that are experiencing some sort of positive, fundamental transformation in their business (e.g., new product, acquisition, divestiture, new management team) that, in our view, augurs well for future earnings growth potential.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, Nations Marsico Focused Equities Fund (Investor A Shares) returned 5.24% compared with a return of 6.69% for its benchmark, the S&P 500 Index.***

                           *The outlook for the fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           ** For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           *** The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           THE FUND NORMALLY INVESTS IN A CORE PORTFOLIO OF 20-30 COMMON STOCKS.
                           BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, THE FUND MAY BE
                           SUBJECT TO A GREATER RISK THAN A FUND THAT IS MORE FULLY DIVERSIFIED.

                           THE FUND MAY INVEST UP TO 25% OF ITS ASSETS IN FOREIGN SECURITIES.

                           INTERNATIONAL INVESTING MAY INVOLVE CERTAIN RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY FLUCTUATIONS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES
                           IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO FOCUSED

EQUITIES FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           Holdings in health care, information technology, financials and industrials enhanced the fund's return. In contrast, the fund's investments in the consumer staples and materials sectors hurt performance during the reporting period. The fund was underweight in energy, which also hampered performance as the fund did not fully participate in this sector's solid performance during the period.

                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED PERFORMANCE?

                           During the period, rising oil prices, inflation, rising interest rates and geopolitical risks dominated investors' concerns. Investors were also apprehensive about the US presidential election. There were fears that it would be contested or that there might be a terrorist attack in the days preceding or following the election. Then George W. Bush was definitively elected to a second term without incident. Oil prices had a modest decline. And, the war in Iraq seemed to have less of an impact on investors. As a result, the fourth quarter of 2004 was a very good one for the market. Both the third and fourth quarters were good for the fund. However, the period ended on a less positive note as concerns about the continued growth of the US economy were rekindled by rising oil prices and increasing interest rates. As measured by the S&P 500 Index, the domestic equity market returned negative 2.15% during the first quarter of 2005.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?****

                           An emphasis in the health care equipment and services industry along with specific holdings made the greatest contribution to the fund's performance over the reporting period. The fund's largest individual holding, UnitedHealth Group, also emerged as the single largest contributor to fund performance.

                           Stock selection in the information technology hardware and equipment industry was another strength. Apple Computer and QUALCOMM were among the fund's top contributors. Apple Computer was sold prior to March 31, 2005.

                           An overweight position in the hotels, restaurants and leisure sector also contributed to the fund's relative performance. In addition, selected holdings within this sector performed well and also added to fund performance: Wynn Resorts, Four Seasons Hotels and Mandalay Resort Group. We sold Mandalay Resort Group by the end of the period.

                           Two investment decisions benefited fund performance in the financials sector. Specific stock selection in the diversified financials industry, and our decision to avoid the weak-performing insurance industry, helped the fund. SLM and Goldman Sachs Group, two of the largest holdings, performed well.

                           Finally, the fund had a heavier weight in FedEx than its benchmark. This transportation stock contributed positively to fund performance.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           The fund's exposure to energy was lower than the sector's weight in the benchmark, and that hurt performance. For much of the year, the fund had no

                           **** Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly owned subsidiary of Bank of America, N.A.
 50

NATIONS MARSICO FOCUSED

EQUITIES FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           exposure to energy companies, one of the strongest performing sectors in the benchmark index. Within the consumer staples sector, the fund had positions in Wal-Mart and PepsiCo, which were among the fund's poorest performers and we sold these securities during the period. In addition, we owned no positions in food, beverage or tobacco companies and had less exposure to the materials sector than the index, which hurt performance. These market segments did well during the period.

                           In addition, stock selection in the retailing sector detracted from fund performance. Our holdings in Tiffany & Co. and Target also had a negative impact on performance. We eliminated our positions in both companies prior to the end of this reporting period.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           As of March 31, 2005, the fund's sector allocation emphasized health care, consumer discretionary and financials investments. The fund had no exposure to the materials or telecommunications services sectors at the end of the period.

                               ---------------------------------------------

                           Thomas F. Marsico has managed Nations Marsico Focused Equities Fund since December 1997 and has been with the advisor or its predecessors or affiliate organizations since October 1997. He is also Chief Executive Officer of Marsico Capital Management, LLC.

NATIONS MARSICO FOCUSED

EQUITIES FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,072.40      1,019.85        5.27         5.14               1.02
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,070.91      1,018.65        6.51         6.34               1.26
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,066.67      1,014.86       10.41        10.15               2.02
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,066.47      1,014.86       10.41        10.15               2.02

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

NATIONS MARSICO FOCUSED

EQUITIES FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS MARSICO FOCUSED

EQUITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 3.0%  Utilities
 3.5%  Energy
 5.4%  Consumer staples
 9.8%  Information technology
13.1%  Industrials
17.7%  Financials
20.7%  Consumer discretionary
24.5%  Health care
 2.3%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  UnitedHealth Group                     11.4%
                                                                            -------------------------------------------------
                                                                              2  General Electric                        6.0%
                                                                            -------------------------------------------------
                                                                              3  Genentech                               6.0%
                                                                            -------------------------------------------------
                                                                              4  Lowe's                                  5.4%
                                                                            -------------------------------------------------
                                                                              5  Procter & Gamble                        5.4%
                                                                            -------------------------------------------------
                                                                              6  Zimmer Holdings                         5.1%
                                                                            -------------------------------------------------
                                                                              7  SLM                                     5.0%
                                                                            -------------------------------------------------
                                                                              8  Goldman Sachs Group                     5.0%
                                                                            -------------------------------------------------
                                                                              9  QUALCOMM                                4.6%
                                                                            -------------------------------------------------
                                                                             10  FedEx                                   4.5%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MARSICO FOCUSED

EQUITIES FUND


PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                 NATIONS MARSICO FOCUSED     LIPPER LARGE-CAP GROWTH
                                                      EQUITIES FUND               FUNDS AVERAGE               S&P 500 INDEX
                                                 -----------------------     -----------------------          -------------
Dec. 31 1997                                               9425                       10000                       10000
1998                                                      11442                       11476                       11395
                                                          12697                       12004                       11771
                                                          11556                       10634                       10600
                                                          14151                       13327                       12858
1999                                                      15783                       14333                       13498
                                                          16297                       15050                       14449
                                                          16250                       14470                       13548
                                                          21630                       18324                       15564
2000                                                      21563                       19760                       15920
                                                          19849                       18901                       15497
                                                          20520                       18793                       15346
                                                          17883                       15933                       14146
2001                                                      14696                       12775                       12469
                                                          15359                       13500                       13198
                                                          13064                       10910                       11260
                                                          14466                       12400                       12464
2002                                                      15137                       12114                       12498
                                                          14629                       10229                       10823
                                                          12516                        8632                        8953
                                                          12190                        9032                        9709
2003                                                      12190                        8929                        9403
                                                          13956                       10130                       10850
                                                          14542                       10435                       11137
                                                          16011                       11466                       12494
2004                                                      16117                       11590                       12705
                                                          15752                       11732                       12924
                                                          15839                       11203                       12682
                                                          17721                       12294                       13852
Mar. 31 2005                                              16963                       11739                       13558

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                 NATIONS MARSICO FOCUSED     LIPPER LARGE-CAP GROWTH
                                                      EQUITIES FUND               FUNDS AVERAGE               S&P 500 INDEX
                                                 -----------------------     -----------------------          -------------
Dec. 31 1997                                              10000                       10000                       10000
1998                                                      12140                       11476                       11395
                                                          13472                       12004                       11771
                                                          12261                       10634                       10600
                                                          15014                       13327                       12858
1999                                                      16746                       14333                       13498
                                                          17291                       15050                       14449
                                                          17241                       14470                       13548
                                                          22950                       18324                       15564
2000                                                      22879                       19760                       15920
                                                          21060                       18901                       15497
                                                          21772                       18793                       15346
                                                          18974                       15933                       14146
2001                                                      15593                       12775                       12469
                                                          16296                       13500                       13198
                                                          13861                       10910                       11260
                                                          15349                       12400                       12464
2002                                                      16061                       12114                       12498
                                                          15521                       10229                       10823
                                                          13280                        8632                        8953
                                                          12933                        9032                        9709
2003                                                      12933                        8929                        9403
                                                          14808                       10130                       10850
                                                          15429                       10435                       11137
                                                          16988                       11466                       12494
2004                                                      17100                       11590                       12705
                                                          16713                       11732                       12924
                                                          16805                       11203                       12682
                                                          18802                       12294                       13852
Mar. 31 2005                                              17997                       11739                       13558


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (12/31/97 through
      3/31/05)              8.45%      7.56%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico Focused Equities Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Large-Cap Growth Funds Average normally invest in large capitalization companies with long-term earnings expected to grow significantly. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction or taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                12/31/97            12/31/97                12/31/97                 12/31/97
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                5.54%       5.24%      -0.79%       4.48%      -0.52%        4.46%       3.46%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                           4.13%       3.86%       1.84%       3.10%       2.15%        3.09%       3.09%
5 YEARS                                          -4.44%      -4.69%      -5.81%      -5.39%      -5.77%       -5.39%      -5.39%
SINCE INCEPTION                                   8.66%       8.45%       7.56%       7.70%       7.70%        7.74%       7.74%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.
*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MARSICO MIDCAP

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS MARSICO MIDCAP GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term capital growth by investing primarily in equity securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Marsico MidCap Growth Fund Investor A Shares provided shareholders with a total return of 4.80%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The fund seeks long-term growth of capital by investing primarily in mid-sized companies that are selected for their long-term growth potential. Generally, the fund holds 50 to 75 securities allocated across a variety of economic sectors and industries. The fund may invest up to 15% of its assets in foreign securities and up to 10% in non-equity securities. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. Specific macroeconomic factors include interest rates, inflation, productivity data, commodity prices, the regulatory environment, fiscal policy and geopolitical issues. We seek companies with the following characteristics: strong brand franchise, improving business prospects, strong balance sheets, excellent distribution and marketing capabilities, and apparent commitment to shareholder interests. In addition, we look for companies that are led by strong management teams with adequate incentives to improve performance.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, Nations Marsico MidCap Growth Fund (Investor A Shares) returned 4.80% compared with a return of 8.31% for its benchmark, the Russell Midcap Growth Index.***

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           ***The Russell Midcap Growth Index, an unmanaged index, measures the performance of those securities in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly owned subsidiary of Bank of America, N.A.



                           INVESTING IN MID-CAP STOCKS MAY PRESENT SPECIAL RISKS, INCLUDING POSSIBLE
                           ILLIQUIDITY AND GREATER PRICE VOLATILITY THAN STOCKS OF LARGER, MORE
                           ESTABLISHED COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO MIDCAP

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED PERFORMANCE?

                           At the beginning of the period, rising oil prices, inflation, rising interest rates and geopolitical risks, including the war in Iraq, dominated investors' concerns. Investors were also apprehensive about the US presidential election. There were fears that it would be contested or that there might be a terrorist attack in the days preceding or following the election. However, after George W. Bush was definitively elected to a second term without incident and oil prices had a modest decline, these other factors seemed to have less of an impact on investors. As a result, the fourth quarter of 2004 was a very good one for the market. However, the period ended on a less positive note as concerns about the continued growth of the US economy were rekindled by increasing interest rates and, once again, by rising oil prices. As measured by the S&P 500 Index, the domestic equity market returned negative 2.15% during the first quarter of 2005.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?****

                           During the first half of the reporting period, the fund benefited from good performance in its consumer cyclical, energy and technology holdings. In technology, Symantec was a solid contributor to fund performance during this period. Symantec, which produces and markets Norton Anti-Virus, continued to solidify its position as a market leader. In the energy sector, BJ Services, an oil service company, benefited from rising oil prices.

                           Throughout the period, the fund benefited from its investments in the hotel, restaurant and leisure group. Starwood Hotels & Resorts is a leader in the hospitality industry and its hotel brands including Westin, W and Sheraton. Starwood controlled its inventory of managed and franchised hotel rooms, while reducing the number of hotel rooms it owned directly through recent asset sales. With more than 8,000 coffee shops worldwide, Starbucks continued to maintain and expand its competitive edge. Later in the reporting period, Las Vegas Sands, Yum Brands, MGM Mirage and Shangri-La Asia were also strong contributors to relative fund performance.

                           During the period our decision to avoid investments in the semiconductor and semiconductor equipment industry, as well as good stock selection in the software and services industry, proved effective. On a sector level, information technology was the top contributor to fund performance later in the period. In addition, the fund's positions in homebuilder Toll Brothers and Expeditors International of Washington, a company in the transportation industry, were among the largest contributors to performance on an individual stock level. Finally, a position in Monsanto provided a similar performance lift in the materials sector.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           During the first half of the reporting period, we were disappointed by our investments in the capital goods and communications industries. For example, Navistar International suffered at a time when it should have been benefiting from an upturn in the truck cycle. This leading manufacturer of tracks and buses was dealing with raw material and supply issues. The weak performance of Entercom and Univision mirrored the overall weakness of the media and communications sector.

                           ****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO MIDCAP

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           Results from financial investments were a significant factor in the fund's shortfall relative to the benchmark index. Both an overweight in bank stocks and positions in diversified financials, specifically Marketaxess Holdings and Jefferies Group, hurt results for the reporting period. Results in the industrials sector also had a negative effect on the fund's return. Within this sector, stock selection in the capital goods and communications services and supplies hurt performance.

                           Earlier in the period, our positions in the following health care companies hurt performance: Barr Pharmaceuticals, Invitrogen, Health Net and Par Pharmaceutical. During the latter part of the period, investments in the health care equipment and services industry detracted from performance, notably from positions in Wright Medical Group and St. Jude Medical.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           As of March 31, 2005, the fund's sector allocation emphasized consumer discretionary, financials and health care investments. The fund had no exposure to materials, telecommunications services or utilities companies at the end of the reporting period.

                               ---------------------------------------------

                           Corydon J. Gilchrist has managed Nations Marsico MidCap Growth Fund since November 2004. He is affiliated with Marsico Capital Management, LLC, investment sub-advisor to the Fund. Prior to November 2004, the fund was co-managed by Christian Pineno, Daniel Cole and Clifford Siverd. Messrs. Pineno, Cole and Siverd are affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS MARSICO MIDCAP

GROWTH FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,096.98      1,020.00        5.18         4.99               0.99
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,095.64      1,018.75        6.48         6.24               1.24
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,091.10      1,015.01       10.37        10.00               1.99
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,091.65      1,015.01       10.38        10.00               1.99

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS MARSICO MIDCAP

GROWTH FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS MARSICO MIDCAP
GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 2.0%  Energy
 3.8%  Consumer staples
 6.0%  Information technology
 7.4%  Industrials
10.1%  Health care
26.6%  Financials
38.1%  Consumer discretionary
 6.0%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


 TOP 10 HOLDINGS
 -------------------------------------------------
   1  UCBH Holdings                           4.4%
 -------------------------------------------------
   2  St. Joe                                 4.0%
 -------------------------------------------------
   3  Wynn Resorts                            3.8%
 -------------------------------------------------
   4  AMERIGROUP                              3.7%
 -------------------------------------------------
   5  Kerzner International                   3.6%
 -------------------------------------------------
   6  Pixar                                   3.4%
 -------------------------------------------------
   7  Jefferies Group                         3.2%
 -------------------------------------------------
   8  QUALCOMM                                3.2%
 -------------------------------------------------
   9  Dean Foods                              3.0%
 -------------------------------------------------
  10  Royal Caribbean Cruises                 3.0%
 -------------------------------------------------



 THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
 EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
 WHICH THE FUND MAY INVEST.

NATIONS MARSICO MIDCAP GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                  NATIONS MIDCAP GROWTH       LIPPER MID-CAP GROWTH       RUSSELL MIDCAP GROWTH
                                                          FUND                    FUNDS AVERAGE                   INDEX
                                                  ---------------------       ---------------------       ---------------------
Mar. 31 1995                                               9425                       10000                       10000
                                                          12662                       13294                       12870
1997                                                      12685                       13743                       13686
                                                          18376                       19860                       19483
1999                                                      17014                       20850                       21215
                                                          29744                       38242                       37594
2001                                                      23504                       25244                       20519
                                                          21161                       25181                       21483
2003                                                      13847                       18349                       15874
                                                          18718                       26320                       23752
Mar. 31 2005                                              19607                       27665                       25729

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                  NATIONS MIDCAP GROWTH       LIPPER MID-CAP GROWTH       RUSSELL MIDCAP GROWTH
                                                          FUND                    FUNDS AVERAGE                   INDEX
                                                  ---------------------       ---------------------       ---------------------
Mar. 31 1995                                              10000                       10000                       10000
                                                          13435                       13294                       12870
1997                                                      13459                       13743                       13686
                                                          19497                       19860                       19483
1999                                                      18052                       20850                       21215
                                                          31559                       38242                       37594
2001                                                      24938                       25244                       20519
                                                          22452                       25181                       21483
2003                                                      14692                       18349                       15874
                                                          19860                       26320                       23752
Mar. 31 2005                                              20809                       27665                       25729


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/95 through
      3/31/05)              7.60%     6.96%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations MidCap Growth Fund over the last 10 years. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those securities in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates. Funds in the Lipper Mid-Cap Growth Funds Average invest at least 75% of their equity assets in mid-capitalization companies that typically have above-average price-to-earnings and price-to-book ratios compared to the S&P 500 MidCap 400 Index. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                12/04/92            12/10/92                 6/07/93                 12/18/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                               5.03%        4.80%      -1.26%       3.99%      -1.01%        3.97%       2.97%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         -2.27%       -2.50%      -4.41%      -3.26%      -4.24%       -3.24%      -3.24%
5 YEARS                                         -7.74%       -7.99%      -9.07%      -8.67%      -8.96%       -8.66%      -8.66%
10 YEARS                                         7.87%        7.60%       6.96%       6.79%       6.79%        6.88%       6.88%
SINCE INCEPTION                                  8.12%        7.97%       7.45%       7.50%       7.50%        7.23%       7.23%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MARSICO

21ST CENTURY FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS MARSICO 21ST CENTURY FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Marsico 21st Century Fund Investor A Shares provided shareholders with a total return of 9.38%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations Marsico 21st Century Fund seeks long-term growth of capital. The fund is a diversified portfolio and invests primarily in common stocks that are selected for their long-term growth potential. The fund may invest in companies of any size across the market-capitalization spectrum and typically will own between 35 and 50 stocks. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. Specific macroeconomic factors include interest rates, inflation, productivity data, commodity prices, the regulatory environment, fiscal policy and geopolitical issues. Characteristics sought in individual companies include strong brand franchise; improving fundamentals (e.g., gains in market share, improving profitability, strong free cash flow); strong balance sheets; excellent distribution and marketing capabilities; apparent commitment to shareholder interests; and talented, management teams with an incentive to do well The fund will typically own three types of stocks: core growth, aggressive growth and life-cycle change. The latter category refers to companies that are experiencing some sort of positive, fundamental transformation in their business (e.g., new product, acquisition, divestiture, new management team) that, in our view, augurs well for future earnings growth potential.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, the Nations Marsico 21st Century Fund (Investor A Shares) returned 9.38% compared with a return of 7.09% for its benchmark, the Russell 3000 Index.*** Prior to August 1, 2004, fund performance was compared to the S&P 500 Index, which returned 6.69%.**** We feel that the broader Russell 3000 Index is a more appropriate benchmark because it represents

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           ***The Russell 3000 Index tracks the performance of 3000 of the largest US companies, based on market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ****The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly owned subsidiary of Bank of America, N.A.



                           THE FUND MAY INVEST WITHOUT LIMIT IN FOREIGN
                           SECURITIES. INTERNATIONAL
                           INVESTING MAY INVOLVE CERTAIN RISKS, INCLUDING FOREIGN TAXATION, CURRENCY
                           FLUCTUATIONS, RISKS ASSOCIATED WITH POSSIBLE
                           DIFFERENCES IN FINANCIAL
                           STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO

21ST CENTURY FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           a broader spectrum of market capitalizations, which makes it a better match with the fund's investment universe.

                           Stock selection and the fund's investments in the consumer discretionary and health care sectors were primary reasons that the fund outperformed its benchmark. The fund's relative lack of exposure to the energy, industrials and utilities sectors held back performance during the reporting period.

                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED PERFORMANCE?

                           During the period, rising oil prices, inflation, rising interest rates and geopolitical risks dominated investors' concerns. Investors were also apprehensive about the US presidential election. There were fears that it would be contested or that there might be a terrorist attack in the days preceding or following the election. Then George W. Bush was definitively elected to a second term without incident. Oil prices had a modest decline. And, the war in Iraq seemed to have less of an impact on investors. As a result, the fourth quarter of 2004 was a very good one for the market. Both the third and fourth quarters were good for the fund. However, the period ended on a less positive note as concerns about the continued growth of the US economy were rekindled by rising oil prices and increasing interest rates.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?*****

                           The fund's holdings in Wynn Resorts, Shangri-La Asia, Las Vegas Sands, Kerzner International and Mandalay Resort Group were among the largest contributors to performance. We sold Mandalay Resort Group by the end of the period. The performance lift from the individual stocks was amplified by the fund's heavily overweighted position in this industry group (hotels, restaurants and leisure). The fund also benefited from its holding in ImClone Systems as well as its underweight position in the pharmaceuticals and biotechnology industry, an area that produced a negative absolute return for the benchmark index. We sold ImClone Systems by the end of the period. Monsanto, the fund's sole holding in the materials sector, also contributed nicely to performance. Within the financial sector, positions in Chicago Mercantile Exchange Holdings and Moody's Corporation added to fund performance, as did our decision to avoid insurance investments during the reporting period.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           On a sector level, underweights in three areas hampered performance. For most of the reporting period, the fund had no exposure to energy investments, the top performing sector in the Russell 3000 Index. An underweight position in the industrials sector detracted from fund performance, as well as disappointing results from Ceradyne. In addition, the fund's lack of exposure to utilities companies, another area of strength for the benchmark, had a negative effect on performance.

                           *****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 64

NATIONS MARSICO

21ST CENTURY FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           As of March 31, 2005, the fund's sector allocation emphasized the consumer discretionary, financials and health care sectors. The fund had no exposure to materials, utilities or telecommunications services companies.
                               ---------------------------------------------

                           Corydon J. Gilchrist has managed Nations Marsico 21st Century Fund since February 2003 and has been with the advisor or affiliate organizations since May 2000.

NATIONS MARSICO

21ST CENTURY FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,102.57      1,019.30        5.92         5.69               1.13
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,100.62      1,018.05        7.23         6.94               1.38
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,096.58      1,014.31       11.13        10.70               2.13
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,096.58      1,014.31       11.13        10.70               2.13

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS MARSICO

21ST CENTURY FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS MARSICO

21ST CENTURY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 1.9%  Energy
 4.0%  Consumer staples
 6.7%  Industrials
 8.3%  Information technology
10.1%  Health care
28.7%  Financials
32.2%  Consumer discretionary
 8.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


 TOP 10 HOLDINGS
 -------------------------------------------------
   1  Wynn Resorts                            4.6%
 -------------------------------------------------
   2  UCBH Holdings                           4.6%
 -------------------------------------------------
   3  UBS AG                                  4.0%
 -------------------------------------------------
   4  UnitedHealth Group                      3.9%
 -------------------------------------------------
   5  St. Joe                                 3.9%
 -------------------------------------------------
   6  AMERIGROUP                              3.6%
 -------------------------------------------------
   7  Pixar                                   3.5%
 -------------------------------------------------
   8  Kerzner International                   3.5%
 -------------------------------------------------
   9  Dell                                    3.4%
 -------------------------------------------------
  10  QUALCOMM                                3.4%
 -------------------------------------------------



 THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
 EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
 WHICH THE FUND MAY INVEST.

NATIONS MARSICO

21ST CENTURY FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                        NATIONS MARSICO 21ST     LIPPER MULTI-CAP
                                            CENTURY FUND       GROWTH FUNDS AVERAGE    RUSSELL 3000 INDEX       S&P 500 INDEX
                                        --------------------   --------------------    ------------------       -------------
Apr. 10 2000                                    9425                  10000                  10000                  10000
                                                8973                   9863                   9712                   9694
                                                9500                  10079                   9784                   9600
                                                8040                   7992                   8902                   8849
2001                                            6569                   6185                   7821                   7800
                                                6909                   6795                   8359                   8256
                                                5598                   5143                   7053                   7044
                                                6541                   6134                   7883                   7797
2002                                            6654                   5924                   7959                   7818
                                                6635                   4931                   6917                   6770
                                                5815                   4131                   5725                   5601
                                                5900                   4375                   6185                   6073
2003                                            5834                   4360                   5997                   5882
                                                7125                   5115                   6970                   6787
                                                7785                   5367                   7209                   6967
                                                8765                   5945                   8106                   7816
2004                                            9142                   6114                   8286                   7948
                                                9114                   6175                   8397                   8084
                                                9085                   5883                   8237                   7933
                                               10687                   6589                   9074                   8665
Mar. 31 2005                                   10000                   6302                   8873                   8480

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                        NATIONS MARSICO 21ST     LIPPER MULTI-CAP
                                            CENTURY FUND       GROWTH FUNDS AVERAGE    RUSSELL 3000 INDEX       S&P 500 INDEX
                                        --------------------   --------------------    ------------------       -------------
Apr. 10 2000                                   10000                  10000                  10000                  10000
                                                9520                   9863                   9712                   9694
                                               10080                  10079                   9784                   9600
                                                8530                   7992                   8902                   8849
2001                                            6970                   6185                   7821                   7800
                                                7330                   6795                   8359                   8256
                                                5940                   5143                   7053                   7044
                                                6940                   6134                   7883                   7797
2002                                            7060                   5924                   7959                   7818
                                                7040                   4931                   6917                   6770
                                                6170                   4131                   5725                   5601
                                                6260                   4375                   6185                   6073
2003                                            6190                   4360                   5997                   5882
                                                7560                   5115                   6970                   6787
                                                8260                   5367                   7209                   6967
                                                9300                   5945                   8106                   7816
2004                                            9700                   6114                   8286                   7948
                                                9670                   6175                   8397                   8084
                                                9640                   5883                   8237                   7933
                                               11339                   6589                   9074                   8665
Mar. 31 2005                                   10610                   6302                   8873                   8480


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**    MOP*
     (4/10/00 through
      3/31/05)              1.20%    0.00%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico 21st Century Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Multi-Cap Growth Funds Average invest in a variety of market capitalization ranges, without concentrating 75% of one market capitalization range. The Russell 3000 Index tracks the performance of 3000 of the largest US companies, based on market capitalization. The indices are unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                               INVESTOR A              INVESTOR B               INVESTOR C
                                            PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**
                                                                                                                        CDSC***
Inception date                               4/10/00            4/10/00                  4/10/00                  4/10/00
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                            9.69%         9.38%       3.11%       8.49%       3.49%        8.49%       7.49%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                      14.83%        14.54%      12.31%      13.66%      12.88%       13.66%      13.66%
SINCE INCEPTION                               1.47%         1.20%       0.00%       0.44%       0.04%        0.44%       0.44%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.
*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.
**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.
***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS SMALL

COMPANY FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS SMALL COMPANY FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term capital growth by investing primarily in equity securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Small Company Fund Investor A Shares provided shareholders with a total return of 0.13%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           We believe the potential for above-average returns can be achieved by investing in small-cap companies with long-term growth potential using an active approach to investment management, based on fundamental research. Our goal is to structure a high-quality portfolio through a well-defined investment process that pays attention to both valuation and risk.

                           In selecting securities for the portfolio, we focus on companies with steady growth prospects, successful business models and attractive valuations. Individual security weights are based on our level of conviction and outlook for a company's growth prospects, sustainability of growth, valuation, liquidity, as well as the overall risk management of the portfolio.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, the Nations Small Company Fund (Investor A Shares) returned 0.13%, compared with a return of 0.87% for its benchmark, the Russell 2000 Growth Index.***

                           In an environment that was generally unfavorable for growth stocks, the fund's investments in basic materials, communications and health care accounted for its slight underperformance. Investments in consumer cyclical, energy and technology stocks produced the fund's strongest sector returns.

                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED PERFORMANCE?

                           The global economy moved ahead during the year with increased productivity and employment, profit growth, mergers and acquisitions and overall GDP growth. However, uncertainty about presidential elections, Iraq, commodity prices and the direction of the dollar also influenced the market during the reporting period.

                           *The outlook for the fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other services providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 2000 Growth Index, an unmanaged index, measures the performance of those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           INVESTMENTS IN SMALL-CAP STOCKS MAY BE SUBJECT TO GREATER VOLATILITY AND
                           PRICE FLUCTUATIONS BECAUSE THEY MAY BE THINLY TRADED AND LESS LIQUID
                           THAN INVESTMENTS IN LARGER COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SMALL

COMPANY FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           Owing to strong profit growth and their cyclical nature, the stocks of smaller companies generally outperformed their larger counterparts. However, growth stocks did not fare as well as value stocks during the period.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?****

                           Within the consumer cyclicals sector, gaming stocks clearly led the portfolio this year. In particular, the fund benefited from holdings in Boyd Gaming and Shuffle Master. Exposure to a very strong energy sector also helped. One of the fund's energy holdings, Varco International, a leader in oil and gas drilling and well-servicing equipment, agreed to merge with rival National Oilwell. Stock selection in the technology sector also was good. The fund's holdings outperformed the benchmark sector. Although the technology sector confronted inventory, capacity and pricing challenges, the fund's investments in Cognizant Technology, Virage Logic, Microsemi and Hyperion performed well. In addition, the fund was rewarded by strong results from selected exposure to other industries. For example, shares of Province Healthcare, a leader in non-urban hospitals, rose substantially when it agreed to be acquired by LifePoint Hospitals. A position in Affiliated Managers, an asset management firm, gained on evidence of improving flow and fee income as investors returned to the markets. Finally, stronger-than-expected comparable store sales and operating trends at Red Robin Gourmet Burger pushed its share price up.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           The fund's lack of exposure to the metal and mining industry group, and disappointing results from packaging company Anchor Glass, detracted from performance in the basic materials sector. Results in the communications sector were also detrimental. Pricing pressures in advertiser Autobytel's end market and slow growth in advertising revenue for broadcaster Radio One hurt the companies' share prices. Excellent performance from the fund's service-related health care names was offset by weakness in some biotechnology and medical device holdings. Shares of Wright Medical, an orthopedic medical device company, declined on across-the-board weakness in the company's end markets and a voluntary recall affecting one of its product lines. Merrit Medical Systems pre-announced weak results, citing slower demand and increased competitive pressures. We removed both stocks from the portfolio.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We plan to continue to emphasize high quality stocks through a well-defined investment process with attention to valuation and risk management techniques with our focus on the long term.
                               ---------------------------------------------

                           Christian Pineno has co-managed Nations Small Company Fund since its inception in January 1997. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           ****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS SMALL

COMPANY FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           Daniel Cole has co-managed the fund since September 2001. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS SMALL

COMPANY FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,067.22      1,020.00        5.10         4.99               0.99
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,066.57      1,018.80        6.34         6.19               1.23
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,061.63      1,015.06       10.18         9.95               1.98
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,062.28      1,015.06       10.18         9.95               1.98

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of the expenses, total return would have been reduced.

NATIONS SMALL

COMPANY FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS SMALL COMPANY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 1.4%  Utilities
 1.5%  Consumer staples
 1.7%  Telecommunication services
 3.7%  Materials
 4.8%  Energy
 8.2%  Financials
13.6%  Industrials
17.2%  Consumer discretionary
17.8%  Health care
27.3%  Information technology
 2.8%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


 TOP 10 HOLDINGS
 -------------------------------------------------
   1  VCA Antech                              2.1%
 -------------------------------------------------
   2  Affiliated Managers Group               1.9%
 -------------------------------------------------
   3  Province Healthcare                     1.7%
 -------------------------------------------------
   4  Microsemi                               1.6%
 -------------------------------------------------
   5  Respironics                             1.5%
 -------------------------------------------------
   6  Affymetrix                              1.4%
 -------------------------------------------------
   7  City National                           1.4%
 -------------------------------------------------
   8  UTI Worldwide                           1.4%
 -------------------------------------------------
   9  Energen                                 1.4%
 -------------------------------------------------
  10  Hibbet Sporting Goods                   1.3%
 -------------------------------------------------



 THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
 EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
 WHICH THE FUND MAY INVEST.

NATIONS SMALL COMPANY FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                  NATIONS SMALL COMPANY      LIPPER SMALL-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE         RUSSELL 2000 GROWTH INDEX
                                                  ---------------------      -----------------------    -------------------------
Dec. 12 1995                                               9425                       10000                       10000
                                                           9313                       10090                       10155
1996                                                      11167                       11968                       11298
                                                          13341                       14224                       12759
1998                                                      13505                       15266                       12916
                                                          20867                       24455                       18482
2000                                                      20485                       23063                       14337
                                                          17985                       20544                       13014
2002                                                      12956                       14570                        9075
                                                          17766                       21094                       13481
                                                          19532                       23397                       15409
Mar. 31 2005                                              18475                       22143                       14360

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                  NATIONS SMALL COMPANY      LIPPER SMALL-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE         RUSSELL 2000 GROWTH INDEX
                                                  ---------------------      -----------------------    -------------------------
Dec. 12 1995                                              10000                       10000                       10000
                                                           9881                       10090                       10155
1996                                                      11848                       11968                       11298
                                                          14155                       14224                       12759
1998                                                      14329                       15266                       12916
                                                          22140                       24455                       18482
2000                                                      21735                       23063                       14337
                                                          19082                       20544                       13014
2002                                                      13746                       14570                        9075
                                                          18849                       21094                       13481
                                                          20723                       23397                       15409
Mar. 31 2005                                              19602                       22143                       14360


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (12/12/95 through
      3/31/05)              7.50%     6.82%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Small Company Fund from the inception of the share class. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth rates. Funds in the Lipper Small-Cap Growth Funds Average invest at least 75% of their equity assets in small-capitalization companies that typically have above-average price-to-earnings and price-to-book ratios compared to the S&P Small Cap 600 Index. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                12/12/95            12/12/95                12/12/95                  9/22/97
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              0.33%         0.13%      -5.64%      -0.63%      -5.60%       -0.62%      -1.62%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         0.72%         0.49%      -1.48%      -0.28%      -1.29%       -0.28%      -0.28%
5 YEARS                                        -5.18%        -5.39%      -6.51%      -6.11%      -6.44%       -6.10%      -6.10%
SINCE INCEPTION                                 7.80%         7.50%       6.82%       6.76%       6.76%        2.65%       2.65%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS FUNDS

Nations Convertible Securities Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              CONVERTIBLE BONDS -- 62.9%
              CONSUMER DISCRETIONARY -- 9.9%
              ADVERTISING -- 1.0%
$    14,795   Lamar Advertising Co.
                2.875% 12/31/10(a)..........................................   $   14,999
                                                                               ----------
              APPAREL ACCESSORIES AND LUXURY GOODS -- 0.3%
      4,625   Kellwood Co.
                3.500% 06/15/34(a)(b).......................................        4,197
                                                                               ----------
              APPAREL RETAIL -- 0.2%
      2,940   Men's Wearhouse, Inc.
                3.125% 10/15/23(a)..........................................        3,388
                                                                               ----------
              CASINOS AND GAMING -- 0.9%
     13,097   Scientific Games Corp.
                0.750% 12/01/24(b)..........................................       12,704
                                                                               ----------
              DEPARTMENT STORES -- 0.6%
      8,930   Saks, Inc.
                2.000% 03/15/24(b)..........................................        9,444
                                                                               ----------
              FOOTWEAR -- 0.4%
      5,963   Reebok International Ltd.
                2.000% 05/01/24(a)..........................................        6,358
                                                                               ----------
              HOME BUILDERS -- 0.3%
      3,945   Beazer Homes USA, Inc.
                4.625% 06/15/24(b)..........................................        4,902
                                                                               ----------
              HOTELS, RESORTS AND CRUISE LINES -- 2.1%
              Fairmont Hotels and Resorts, Inc.
      6,952     3.750% 12/01/23(b)..........................................        7,560
      5,803     3.750% 12/01/23(a)..........................................        6,311
     14,803   Hilton Hotels Corp.
                3.375% 04/15/23.............................................       17,134
                                                                               ----------
                                                                                   31,005
                                                                               ----------
              INTERNET AND CATALOG RETAIL -- 1.6%
     23,637   Amazon.com, Inc.
                4.750% 02/01/09.............................................       23,401
                                                                               ----------
              MOVIES AND ENTERTAINMENT -- 2.5%
     12,310   Liberty Media Corp.
                3.250% 03/15/31(a)..........................................       10,510
      7,480   Lions Gate Entertainment Corp.
                2.938% 10/15/24(a)(b).......................................        8,583

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              MOVIES AND ENTERTAINMENT -- (CONTINUED)
$     5,000   Playboy Enterprises, Inc.
                3.000% 03/15/25(b)..........................................   $    5,000
     12,835   Walt Disney Co.
                2.125% 04/15/23.............................................       14,102
                                                                               ----------
                                                                                   38,195
                                                                               ----------
                                                                                  148,593
                                                                               ----------
              CONSUMER STAPLES -- 0.9%
              HOUSEHOLD PRODUCTS -- 0.4%
      4,915   Church and Dwight
                5.250% 08/15/33(b)..........................................        6,537
                                                                               ----------
              PACKAGED FOODS AND MEATS -- 0.5%
      7,255   AT&T Corp. - Liberty Media Group
                3.500% 01/15/31(b)..........................................        5,641
      1,975   Liberty Media Corp.
                3.500% 01/15/31.............................................        1,535
                                                                               ----------
                                                                                    7,176
                                                                               ----------
                                                                                   13,713
                                                                               ----------
              ENERGY -- 4.2%
              OIL AND GAS DRILLING -- 1.2%
              Pride International, Inc.
      1,880     3.250% 05/01/33(a)..........................................        2,211
     13,900     3.250% 05/01/33(b)..........................................       16,350
                                                                               ----------
                                                                                   18,561
                                                                               ----------
              OIL AND GAS EQUIPMENT AND SERVICES -- 2.3%
              Cooper Cameron Corp.
      5,467     1.500% 05/15/24(b)..........................................        5,809
      3,840     1.500% 05/15/24(a)..........................................        4,080
     15,925   Halliburton Co.
                3.125% 07/15/23(b)..........................................       20,543
      3,451   Hanover Compress Co.
                4.750% 01/15/14.............................................        3,822
                                                                               ----------
                                                                                   34,254
                                                                               ----------
              OIL AND GAS REFINING AND MARKETING AND TRANSPORTATION -- 0.7%
              Omi Corp.
      3,350     2.875% 12/01/24(a)..........................................        3,187
      6,997     2.875% 12/01/24(b)..........................................        6,656
                                                                               ----------
                                                                                    9,843
                                                                               ----------
                                                                                   62,658
                                                                               ----------
              FINANCIALS -- 5.4%
              CONSUMER FINANCE -- 2.2%
     14,385   American Express Co.
                1.850% 12/01/33(b)..........................................       14,709
     15,780   Providian Financial Corp.
                2.750% 03/15/16.............................................       18,758
                                                                               ----------
                                                                                   33,467
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Convertible Securities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              INVESTMENT BANKING AND BROKERAGE -- 0.3%
$     4,900   E*trade Group
                6.000% 02/01/07.............................................   $    4,961
                                                                               ----------
              LIFE AND HEALTH INSURANCE -- 0.3%
      3,488   American Equity Investment Life Insurance Co.
                5.250% 12/06/24(b)..........................................        4,116
                                                                               ----------
              MULTI-SECTOR HOLDINGS -- 0.4%
      5,770   Leucadia National Corp.
                3.750% 04/15/14(b)..........................................        5,698
                                                                               ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES -- 0.7%
     10,945   CapitalSource, Inc.
                3.500% 07/15/34(b)..........................................       10,753
                                                                               ----------
              PROPERTY AND CASUALTY INSURANCE -- 0.2%
      2,645   Ohio Casualty Corp.
                5.000% 03/19/22.............................................        2,698
                                                                               ----------
              REAL ESTATE INVESTMENT TRUST (REITS) -- 1.3%
      1,494   Cray, Inc.
                3.000% 12/01/24(b)..........................................        1,238
     17,040   Host Marriott Corp.
                3.250% 04/15/24(b)..........................................       18,574
                                                                               ----------
                                                                                   19,812
                                                                               ----------
                                                                                   81,505
                                                                               ----------
              HEALTH CARE -- 14.9%
              BIOTECHNOLOGY -- 5.4%
      6,965   Amylin Pharmaceuticals
                2.500% 04/15/11(b)..........................................        6,155
      2,980   Cell Therapeutics, Inc.
                4.000% 07/01/10(b)..........................................        2,157
      3,950   Cephalon, Inc.
                2.500% 12/15/06(a)..........................................        3,812
      7,820   Cubist Pharmaceuticals
                5.500% 11/01/08.............................................        7,272
      3,870   CV Therapeutics, Inc.
                2.000% 05/16/23.............................................        3,168
      2,500   Dov Pharmaceutical, Inc.
                2.500% 01/15/25(b)..........................................        2,112
      2,365   Enzon Pharmaceuticals
                4.500% 07/01/08.............................................        2,126
              Genzyme Corp.
        850     1.250% 12/01/23(a)..........................................          863
     17,410     1.250% 12/01/23(b)..........................................       17,671
        995   Human Genome Sciences, Inc.
                2.250% 10/15/11(b)..........................................          845

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              BIOTECHNOLOGY -- (CONTINUED)
              Icos Corp.
$     2,880     2.000% 07/01/23.............................................   $    2,326
      9,880     2.000% 07/01/23(b)..........................................        7,978
     14,890   Invitrogen, Inc.
                2.000% 08/01/23.............................................       17,589
      3,346   Millennium Pharmaceuticals, Inc.
                5.500% 01/15/07.............................................        3,350
      4,400   Vertex Pharmaceuticals
                5.000% 09/19/07.............................................        4,004
                                                                               ----------
                                                                                   81,428
                                                                               ----------
              HEALTH CARE DISTRIBUTORS -- 0.3%
      3,980   Henry Schein, Inc.
                3.000% 08/15/34(b)..........................................        4,139
                                                                               ----------
              HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.8%
     14,832   Fisher Scientific
                3.250% 03/01/24(a)..........................................       15,036
     11,320   Four Seasons Hotels and Resorts
                1.875% 07/30/24(a)..........................................       12,905
                                                                               ----------
                                                                                   27,941
                                                                               ----------
              HEALTH CARE FACILITIES -- 1.3%
     15,880   Health Management Associates, Inc.
                1.500% 08/01/23(b)..........................................       17,349
      1,910   Lifepoint Hospitals, Inc.
                4.500% 06/01/09.............................................        1,960
                                                                               ----------
                                                                                   19,309
                                                                               ----------
              HEALTH CARE SERVICES -- 1.0%
     12,890   Lincare Holdings, Inc.
                3.000% 06/15/33(b)..........................................       13,518
      1,940   WebMD Corp.
                1.750% 06/15/23(a)..........................................        1,664
                                                                               ----------
                                                                                   15,182
                                                                               ----------
              HEALTH CARE SUPPLIES -- 1.4%
     14,920   Advanced Medical Optics, Inc.
                2.500% 07/15/24(a)(b).......................................       14,808
      4,950   Bausch and Lomb, Inc.
                3.460% 08/01/23(a)..........................................        7,186
                                                                               ----------
                                                                                   21,994
                                                                               ----------
              PHARMACEUTICALS -- 3.7%
              IVAX Corp.
      9,840     4.500% 05/15/08.............................................        9,852
      5,700     4.500% 05/15/08(b)..........................................        5,707
      6,950   Sepracor, Inc.
                5.000% 02/15/07.............................................        7,037
     18,200   Teva Pharmaceutical Industries Ltd.
                0.500% 02/01/24.............................................       18,109
      4,660   Watson Pharmaceuticals, Inc.
                1.750% 03/15/23.............................................        4,427

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS FUNDS

Nations Convertible Securities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              PHARMACEUTICALS -- (CONTINUED)
$     9,925   Wyeth
                2.390% 01/15/24(b)..........................................   $   10,176
                                                                               ----------
                                                                                   55,308
                                                                               ----------
                                                                                  225,301
                                                                               ----------
              INDUSTRIALS -- 8.0%
              AEROSPACE/DEFENSE -- 0.1%
        685   United Industrial Corp.
                3.750% 09/15/24(b)..........................................          723
                                                                               ----------
              AIRLINES -- 0.2%
      5,960   Northwest Airlines Corp.
                7.625% 11/15/23(b)..........................................        3,472
                                                                               ----------
              BUILDING PRODUCTS -- 0.7%
      7,897   Lennox International
                6.250% 06/01/09(b)..........................................       10,217
                                                                               ----------
              CONSTRUCTION AND ENGINEERING -- 0.8%
     10,395   Fluor Corp.
                1.500% 02/15/24(a)..........................................       11,746
                                                                               ----------
              ELECTRICAL COMPONENTS AND EQUIPMENT -- 0.3%
     10,860   Roper Industries, Inc.
                1.481% 01/15/34(a)..........................................        5,185
                                                                               ----------
              ENVIRONMENTAL SERVICES -- 0.4%
      7,359   Allied Waste Industries, Inc.
                4.250% 04/15/34(a)..........................................        6,191
                                                                               ----------
              INDUSTRIAL CONGLOMERATES -- 2.2%
              Tyco International Ltd.
      4,270     2.750% 01/15/18(b)..........................................        6,362
     17,350     3.125% 01/15/23(b)..........................................       27,457
                                                                               ----------
                                                                                   33,819
                                                                               ----------
              INDUSTRIAL MACHINERY -- 1.0%
      6,205   Actuant Corp.
                2.000% 11/15/23.............................................        8,005
      5,715   Kaydon Corp.
                4.000% 05/23/23(b)..........................................        6,779
                                                                               ----------
                                                                                   14,784
                                                                               ----------
              TRADING COMPANIES AND DISTRIBUTORS -- 1.0%
              GATX Corp.
      3,952     5.000% 08/15/23(b)..........................................        5,731
      1,805     7.500% 02/01/07.............................................        2,114
      5,875     7.500% 02/01/07(b)..........................................        6,881
                                                                               ----------
                                                                                   14,726
                                                                               ----------

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              TRUCKING AND LEASING -- 1.3%
              Yellow Corp.
$     5,759     3.375% 11/25/23.............................................   $    8,761
      5,935     5.000% 08/08/23.............................................       10,512
                                                                               ----------
                                                                                   19,273
                                                                               ----------
                                                                                  120,136
                                                                               ----------
              INFORMATION TECHNOLOGY -- 9.8%
              APPLICATION SOFTWARE -- 1.4%
     10,232   BEA Systems, Inc.
                4.000% 12/15/06.............................................       10,091
              Fair Issac Corp.
      4,900     1.500% 08/15/23.............................................        4,912
      3,955     1.500% 08/15/23(b)..........................................        3,965
      5,480   Open Solutions
                1.467% 02/02/35(b)..........................................        2,788
                                                                               ----------
                                                                                   21,756
                                                                               ----------
              COMMUNICATIONS EQUIPMENT -- 1.5%
      5,910   Andrew Corp.
                3.250% 08/15/13(b)..........................................        6,471
      1,130   Harris Corp.
                3.500% 08/15/22(b)..........................................        1,704
     14,800   Lucent Technologies
                8.000% 08/01/31(a)..........................................       15,300
                                                                               ----------
                                                                                   23,475
                                                                               ----------
              DATA PROCESSING AND OUTSOURCED SERVICES -- 2.9%
              Bisys Group
      3,925     4.000% 03/15/06.............................................        3,881
      3,850     4.000% 03/15/06(b)..........................................        3,807
      9,920   CSG Systems International, Inc.
                2.500% 06/15/24.............................................        8,928
     11,910   DST Systems, Inc.
                4.125% 08/15/23(b)..........................................       13,949
     12,940   Electronic Data Systems Corp.
                3.875% 07/15/23(b)..........................................       12,778
                                                                               ----------
                                                                                   43,343
                                                                               ----------
              ELECTRONIC EQUIPMENT MANUFACTURERS -- 1.5%
     13,230   Agilent Technologies, Inc.
                3.000% 12/01/21.............................................       12,999
      9,880   Vishay Intertechnology, Inc.
                3.625% 08/01/23(a)(b).......................................        9,633
                                                                               ----------
                                                                                   22,632
                                                                               ----------
              INTERNET SOFTWARE AND SERVICES -- 0.4%
      5,975   CNET Networks, Inc.
                0.750% 04/15/24(b)..........................................        5,542
                                                                               ----------
              IT SERVICES -- 0.5%
      8,282   Ciber
                2.875% 12/15/23(a)(b).......................................        7,444
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Convertible Securities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              SEMICONDUCTORS -- 0.7%
$     2,990   ASM International NV
                4.250% 12/06/11(b)..........................................   $    3,057
      7,500   Fairchild Semiconductor
                5.000% 11/01/08.............................................        7,575
                                                                               ----------
                                                                                   10,632
                                                                               ----------
              SOFTWARE -- 0.9%
     11,420   Sybase, Inc.
                1.750% 02/22/25(b)..........................................       11,063
      1,980   Veritas Software Corp.
                0.500% 08/01/13(b)..........................................        1,908
                                                                               ----------
                                                                                   12,971
                                                                               ----------
                                                                                  147,795
                                                                               ----------
              MATERIALS -- 3.2%
              DIVERSIFIED METALS AND MINING -- 2.0%
     10,710   Freeport-McMoran Copper and Gold, Inc.
                7.000% 02/11/11.............................................       15,382
              Massey Energy Co.
      5,415     2.250% 04/01/24(b)..........................................        7,371
      3,510     4.750% 05/15/23(b)..........................................        7,779
                                                                               ----------
                                                                                   30,532
                                                                               ----------
              PAPER PACKAGING -- 1.2%
     17,910   Sealed Air Corp.
                3.000% 06/30/33(a)(b).......................................       17,955
                                                                               ----------
                                                                                   48,487
                                                                               ----------
              TELECOMMUNICATION SERVICES -- 3.2%
              INTEGRATED TELECOMMUNICATION SERVICES -- 1.5%
      5,473   Commonwealth Telephone
                3.250% 07/15/23(b)..........................................        5,487
     25,099   Liberty Media Corp.
                4.000% 11/15/29.............................................       16,565
                                                                               ----------
                                                                                   22,052
                                                                               ----------
              WIRELESS TELECOMMUNICATION SERVICES -- 1.7%
              American Tower Corp.
      3,980     3.000% 08/15/12(a)(b).......................................        4,318
      1,554     3.250% 08/01/10(a)(b).......................................        2,496
     18,950   Nextel Communications
                5.250% 01/15/10.............................................       19,424
                                                                               ----------
                                                                                   26,238
                                                                               ----------
                                                                                   48,290
                                                                               ----------
              UTILITIES -- 3.4%
              ELECTRIC UTILITIES -- 2.5%
              Centerpoint Energy, Inc.
      2,979     2.875% 01/15/24(b)..........................................        3,146
      5,485     3.750% 05/15/23(a)(b).......................................        6,280
         95   Centerpoint Energy, Inc.
                3.750% 05/15/23.............................................          109
              PPL Energy Supply, LLC
      5,205     2.625% 05/15/23.............................................        5,830
     12,890     2.625% 05/15/23(a)(b).......................................       14,437

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              ELECTRIC UTILITIES -- (CONTINUED)
              Reliant Energy, Inc.
$     1,000     5.000% 08/15/10.............................................   $    1,394
      4,950     5.000% 08/15/10(a)(b).......................................        6,899
                                                                               ----------
                                                                                   38,095
                                                                               ----------
              MULTI-UTILITIES AND UNREGULATED POWER -- 0.9%
     12,832   Dominion Resources
                2.125% 12/15/23.............................................       13,586
                                                                               ----------
                                                                                   51,681
                                                                               ----------
              TOTAL CONVERTIBLE BONDS
                (cost of $890,262)..........................................      948,159
                                                                               ----------
  SHARES
-----------
              CONVERTIBLE PREFERRED STOCKS -- 19.2%
              CONSUMER DISCRETIONARY -- 2.0%
              ADVERTISING -- 0.9%
    291,000   Interpublic Group of Companies, Inc. .........................       13,232
                                                                               ----------
              AUTO MANUFACTURERS -- 1.1%
     46,000   Ford Motor Co. Capital Trust II...............................        2,086
    233,300   General Motors Corp., Series B................................        4,358
    512,050   General Motors Corp., Series C................................       10,650
                                                                               ----------
                                                                                   17,094
                                                                               ----------
                                                                                   30,326
                                                                               ----------
              CONSUMER STAPLES -- 1.2%
              DISTILLERS AND VINTERS -- 0.6%
    210,350   Constellation Brands, Inc. ...................................        8,500
                                                                               ----------
              PACKAGED FOODS AND MEATS -- 0.6%
    370,500   Lehman Brothers Holdings......................................        9,781
                                                                               ----------
                                                                                   18,281
                                                                               ----------
              ENERGY -- 3.1%
              INTEGRATED OIL -- 1.0%
    187,120   Amerada Hess Corp. ...........................................       15,697
                                                                               ----------
              OIL AND GAS EXPLORATION AND PRODUCTION -- 1.0%
     10,000   Chesapeake Energy(b)..........................................       14,439
                                                                               ----------
              OIL AND GAS REFINING AND MARKETING AND TRANSPORTATION -- 1.1%
    120,300   Williams Companies, Inc. .....................................       10,947
     66,600   Williams Companies, Inc.(b)...................................        6,061
                                                                               ----------
                                                                                   17,008
                                                                               ----------
                                                                                   47,144
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 80

NATIONS FUNDS

Nations Convertible Securities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              FINANCIALS -- 4.5%
              DIVERSIFIED FINANCIAL SERVICES -- 0.8%
    294,000   Citigroup Regency Centers.....................................   $   11,976
                                                                               ----------
              MULTI-LINE INSURANCE -- 0.3%
     47,700   Hartford Financial Services Group, Inc. ......................        3,074
      1,490   Fortis Insurance(b)...........................................        1,591
                                                                               ----------
                                                                                    4,665
                                                                               ----------
              PROPERTY AND CASUALTY INSURANCE -- 1.0%
    632,950   XL Capital Ltd. ..............................................       15,159
                                                                               ----------
              REINSURANCE -- 0.2%
     66,000   Reinsurance Group of America, Inc. ...........................        3,820
                                                                               ----------
              THRIFTS AND MORTGAGE FINANCE -- 2.2%
     32,410   Doral Financial Corp.(b)......................................        5,879
         24   Fannie Mae....................................................        2,249
    296,650   Sovereign Capital Trust IV....................................       14,054
     76,800   Washington Mutual.............................................        4,005
    121,000   Washington Mutual(b)..........................................        6,409
                                                                               ----------
                                                                                   32,596
                                                                               ----------
                                                                                   68,216
                                                                               ----------
              HEALTH CARE -- 2.7%
              HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.0%
    276,060   Baxter International(a).......................................       14,866
                                                                               ----------
              HEALTH CARE SERVICES -- 0.9%
    255,850   Omnicare Capital Trust II.....................................       13,194
                                                                               ----------
              PHARMACEUTICALS -- 0.8%
    248,000   Schering-Plough...............................................       12,474
                                                                               ----------
                                                                                   40,534
                                                                               ----------
              INDUSTRIALS -- 0.7%
              AEROSPACE/DEFENSE -- 0.3%
     40,000   Northrop Grumman..............................................        5,200
                                                                               ----------
              CONSTRUCTION AND FARM MACHINERY AND HEAVY TRUCKS -- 0.4%
     76,000   Cummins Capital Trust I.......................................        5,843
                                                                               ----------
                                                                                   11,043
                                                                               ----------
              INFORMATION TECHNOLOGY -- 0.7%
              OFFICE ELECTRONICS -- 0.7%
     80,090   Xerox Corp. ..................................................       10,538
                                                                               ----------

                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              MATERIALS -- 1.6%
              CHEMICALS -- 0.3%
    154,350   Celanese AG...................................................   $    4,283
                                                                               ----------
              DIVERSIFIED CHEMICALS -- 0.3%
     83,160   Huntsman Corp. ...............................................        4,241
                                                                               ----------
              DIVERSIFIED METALS AND MINING -- 0.4%
      6,270   Freeport-McMoRan Copper and Gold, Inc.(b).....................        6,215
                                                                               ----------
              PAPER PACKAGING -- 0.6%
    158,620   Temple-Inland, Inc. ..........................................        9,210
                                                                               ----------
                                                                                   23,949
                                                                               ----------
              TELECOMMUNICATION SERVICES -- 1.5%
              INTEGRATED TELECOMMUNICATION SERVICES -- 0.4%
    101,200   Alltel Corp. .................................................        5,110
                                                                               ----------
              WIRELESS TELECOMMUNICATION SERVICES -- 1.1%
    336,185   Crown Castle International
                Corp.(d) ...................................................       17,019
                                                                               ----------
                                                                                   22,129
                                                                               ----------
              UTILITIES -- 1.2%
              ELECTRIC UTILITIES -- 0.7%
    191,000   Ameren Corp. .................................................        5,122
     82,900   FPLGroup, Inc. ...............................................        5,141
                                                                               ----------
                                                                                   10,263
                                                                               ----------
              GAS UTILITIES -- 0.3%
     92,920   Southern Union Co. ...........................................        4,809
                                                                               ----------
              MULTI-UTILITIES AND UNREGULATED POWER -- 0.2%
     49,200   Dominion Resources, Inc.(a)...................................        2,759
                                                                               ----------
                                                                                   17,831
                                                                               ----------
              TOTAL CONVERTIBLE PREFERRED STOCKS
                (Cost of $263,380)..........................................      289,991
                                                                               ----------
              COMMON STOCKS -- 12.9%
              CONSUMER DISCRETIONARY -- 1.6%
              MOVIES AND ENTERTAINMENT -- 0.8%
    394,450   Walt Disney Co. ..............................................       11,333
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Convertible Securities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              RESTAURANTS -- 0.8%
    192,000   Centerplate, Inc. ............................................   $    2,434
    320,000   McDonald's Corp. .............................................        9,965
                                                                               ----------
                                                                                   12,399
                                                                               ----------
                                                                                   23,732
                                                                               ----------
              CONSUMER STAPLES -- 0.8%
              HOUSEHOLD PRODUCTS -- 0.5%
    146,000   Procter & Gamble Co. .........................................        7,738
                                                                               ----------
              PACKAGED FOODS AND MEATS -- 0.3%
     61,600   Wm. Wrigley Jr. Co. ..........................................        4,039
                                                                               ----------
                                                                                   11,777
                                                                               ----------
              ENERGY -- 1.7%
              OIL AND GAS EQUIPMENT AND SERVICES -- 0.6%
    220,000   Halliburton Co. ..............................................        9,515
                                                                               ----------
              OIL AND GAS EXPLORATION AND PRODUCTION -- 0.7%
    447,439   Chesapeake Energy Corp. ......................................        9,817
                                                                               ----------
              OIL AND GAS REFINING AND MARKETING AND TRANSPORTATION -- 0.4%
    321,000   Williams Companies, Inc. .....................................        6,038
                                                                               ----------
                                                                                   25,370
                                                                               ----------
              FINANCIALS -- 0.8%
              LIFE AND HEALTH INSURANCE -- 0.8%
    216,078   Prudential Financial, Inc. ...................................       12,403
                                                                               ----------
              HEALTH CARE -- 1.1%
              BIOTECHNOLOGY -- 0.9%
    141,000   Amgen, Inc.(d)................................................        8,208
    170,600   Celgene Corp.(d)..............................................        5,809
                                                                               ----------
                                                                                   14,017
                                                                               ----------
              MANAGED HEALTH CARE -- 0.1%
     12,408   WellPoint, Inc.(d)............................................        1,555
                                                                               ----------
              PHARMACEUTICALS -- 0.1%
     59,000   Axcan Pharma, Inc.(d)(a)......................................          993
                                                                               ----------
                                                                                   16,565
                                                                               ----------
              INDUSTRIALS -- 3.4%
              AEROSPACE/DEFENSE -- 0.5%
     77,677   L-3 Communications Holdings, Inc. ............................        5,517
     52,538   Northrop Grumman Corp. .......................................        2,836
                                                                               ----------
                                                                                    8,353
                                                                               ----------

                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              CONSTRUCTION AND ENGINEERING -- 0.4%
    310,000   McDermott International, Inc.(d)..............................   $    5,868
                                                                               ----------
              CONSTRUCTION AND FARM MACHINERY AND HEAVY TRUCKS -- 0.7%
    151,000   Cummins, Inc. ................................................       10,623
                                                                               ----------
              INDUSTRIAL CONGLOMERATES -- 0.9%
     51,330   3M Co. .......................................................        4,399
    260,000   Tyco International Ltd. ......................................        8,788
                                                                               ----------
                                                                                   13,187
                                                                               ----------
              INDUSTRIAL MACHINERY -- 0.9%
    130,000   Actuant Corp., Class A(d).....................................        5,840
    148,000   Danaher Corp. ................................................        7,904
                                                                               ----------
                                                                                   13,744
                                                                               ----------
                                                                                   51,775
                                                                               ----------
              INFORMATION TECHNOLOGY -- 2.5%
              COMMUNICATIONS EQUIPMENT -- 1.2%
    450,000   Corning, Inc.(d)..............................................        5,009
    249,684   Motorola, Inc. ...............................................        3,738
    228,000   QUALCOMM, Inc. ...............................................        8,356
                                                                               ----------
                                                                                   17,103
                                                                               ----------
              DATA PROCESSING AND OUTSOURCED SERVICES -- 0.6%
    176,000   Automatic Data Processing, Inc. ..............................        7,911
     92,100   Startek, Inc. ................................................        1,547
                                                                               ----------
                                                                                    9,458
                                                                               ----------
              INTERNET SOFTWARE AND SERVICES -- 0.7%
     80,000   InfoSpace, Inc.(d)............................................        3,266
    205,600   Yahoo!, Inc.(d)...............................................        6,970
                                                                               ----------
                                                                                   10,236
                                                                               ----------
              SOFTWARE -- 0.0%
        219   Computer Associates International, Inc. ......................            6
                                                                               ----------
                                                                                   36,803
                                                                               ----------
              MATERIALS -- 0.3%
              SPECIALTY CHEMICALS -- 0.3%
    269,600   RPM International, Inc. ......................................        4,928
                                                                               ----------
              TELECOMMUNICATION SERVICES -- 0.3%
              INTEGRATED TELECOMMUNICATION SERVICES -- 0.2%
     92,671   Compania Anonima Nacional Telefonos de Venezuela, ADR.........        1,753
     30,000   Telefonos de Mexico SA de CV, ADR.............................        1,036
                                                                               ----------
                                                                                    2,789
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 82

NATIONS FUNDS

Nations Convertible Securities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
    120,925   Crown Castle International Corp.(d)...........................   $    1,942
                                                                               ----------
                                                                                    4,731
                                                                               ----------
              UTILITIES -- 0.4%
              ELECTRIC UTILITIES -- 0.4%
    140,000   Cinergy Corp. ................................................        5,673
                                                                               ----------
              TOTAL COMMON STOCKS
                (Cost of $149,966)..........................................      193,757
                                                                               ----------

   UNITS
-----------
              WARRANTS -- 0.0%
              INFORMATION TECHNOLOGY -- 0.0%
              COMMUNICATIONS EQUIPMENT -- 0.0%
     12,396   Lucent Technologies, Inc.(c)..................................            8
                                                                               ----------
              TOTAL WARRANTS
                (Cost of $15)...............................................            8
                                                                               ----------
  SHARES
-----------
              INVESTMENT MANAGEMENT COMPANY -- 4.5%
 69,106,000   Nations Cash Reserves,
                Capital Class Shares(d).....................................       69,106
                                                                               ----------
              TOTAL INVESTMENT MANAGEMENT COMPANY
                (Cost of $69,106)...........................................       69,106
                                                                               ----------
    PAR
   (000)
-----------
              REPURCHASE AGREEMENTS(E) -- 9.2%
$    36,813   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
                04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $37,163
                (repurchase proceeds $36,816)...............................       36,813
     44,175   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
                Agency securities with various maturities to 09/15/09,
                market value $44,755 (repurchase proceeds $44,178)..........       44,175

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS(E) -- (CONTINUED)
$    57,509   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
                Agency securities with various maturities to 03/31/35,
                market value $58,416 (repurchase proceeds $57,514)..........   $   57,509
                                                                               ----------
              TOTAL REPURCHASE AGREEMENTS
                (Cost of $138,497)..........................................      138,497
                                                                               ----------
              TOTAL INVESTMENTS                                        108.7%
                (Cost of $1,511,226)(f)...........................              1,639,518
                                                                               ----------
              OTHER ASSETS AND                                          (8.7)%
                LIABILITIES, NET..................................               (131,197)
                                                                               ----------
              NET ASSETS..........................................     100.0%  $1,508,321
                                                                               ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $128,940 and $131,197, respectively.

(b)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $540,122, which represents 35.8% of net assets.

(c)
  Non-income producing security.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  This amount represents cash collateral received from securities lending activity (see Note 11).

 (f)
  Cost for federal income tax purposes is $1,514,062.

ABBREVIATION:

ADR  --   American Depositary Receipt

At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Health care.................................          18.7%
Consumer discretionary......................          13.5
Information technology......................          13.0
Industrials.................................          12.1
Financials..................................          10.7
Energy......................................           9.0
Materials...................................           5.1
Telecommunication services..................           5.0
Utilities...................................           5.0
Consumer staples............................           2.9
Investment management company...............           4.5
Repurchase agreements.......................           9.2
Other assets and liabilities, net...........          (8.7)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
----------------------------------------------------------------------------------------
              COMMON STOCKS -- 67.8%
              CONSUMER DISCRETIONARY -- 8.2%
              AUTO COMPONENTS -- 0.6%
     21,905   Lear Corp. ...................................................   $    972
                                                                               --------
              AUTOMOBILES -- 0.3%
     50,243   Ford Motor Co. ...............................................        569
                                                                               --------
              HOTELS, RESTAURANTS AND LEISURE -- 0.3%
     21,444   International Game Technology, Inc. ..........................        572
                                                                               --------
              HOUSEHOLD DURABLES -- 0.8%
      8,844   Lennar Corp., Class A.........................................        501
     21,919   Stanley Works.................................................        992
                                                                               --------
                                                                                  1,493
                                                                               --------
              LEISURE EQUIPMENT AND PRODUCTS -- 0.4%
     15,933   Brunswick Corp. ..............................................        746
                                                                               --------
              MEDIA -- 1.9%
     36,445   Clear Channel Communications, Inc.(a).........................      1,256
     11,233   Dow Jones & Co., Inc. ........................................        420
     81,382   Time Warner, Inc.(b)..........................................      1,428
      8,751   Viacom, Inc., Class B.........................................        305
                                                                               --------
                                                                                  3,409
                                                                               --------
              MULTILINE RETAIL -- 1.0%
     19,334   J.C. Penney Co., Inc. ........................................      1,004
     17,271   Target Corp. .................................................        864
                                                                               --------
                                                                                  1,868
                                                                               --------
              SPECIALTY RETAIL -- 2.9%
      6,755   AutoZone, Inc.(b).............................................        579
     15,737   Barnes & Noble, Inc.(b).......................................        543
     22,090   Home Depot, Inc. .............................................        845
     35,353   Limited Brands................................................        859
     24,645   Sherwin-Williams Co. .........................................      1,084
     21,858   Staples, Inc. ................................................        687
     25,546   TJX Companies, Inc. ..........................................        629
                                                                               --------
                                                                                  5,226
                                                                               --------
                                                                                 14,855
                                                                               --------
              CONSUMER STAPLES -- 6.4%
              BEVERAGES -- 2.1%
     11,457   Anheuser-Busch Companies, Inc. ...............................        543
     17,824   Coca-Cola Co. ................................................        743
     10,900   Diageo PLC, ADR...............................................        620
     41,378   Pepsi Bottling Group, Inc. ...................................      1,152
     13,792   PepsiCo, Inc. ................................................        731
                                                                               --------
                                                                                  3,789
                                                                               --------
              FOOD AND STAPLES RETAILING -- 1.3%
     14,128   SUPERVALU, Inc. ..............................................        471
     39,485   Wal-Mart Stores, Inc. ........................................      1,979
                                                                               --------
                                                                                  2,450
                                                                               --------

                                                                                 VALUE
  SHARES                                                                         (000)
----------------------------------------------------------------------------------------
              FOOD PRODUCTS -- 1.0%
     12,440   Kellogg Co. ..................................................   $    538
     23,718   Sara Lee Corp. ...............................................        526
     40,312   Tyson Foods, Inc., Class A....................................        672
                                                                               --------
                                                                                  1,736
                                                                               --------
              HOUSEHOLD PRODUCTS -- 0.9%
     30,401   Procter & Gamble Co. .........................................      1,611
                                                                               --------
              PERSONAL PRODUCTS -- 0.2%
     10,020   Estee Lauder Companies, Inc., Class A.........................        451
                                                                               --------
              TOBACCO -- 0.9%
     24,022   Altria Group, Inc. ...........................................      1,571
                                                                               --------
                                                                                 11,608
                                                                               --------
              ENERGY -- 5.0%
              OIL AND GAS -- 5.0%
     11,857   Anadarko Petroleum Corp. .....................................        902
      8,808   Apache Corp. .................................................        539
     25,146   ChevronTexaco Corp. ..........................................      1,467
     13,412   ConocoPhillips................................................      1,446
     62,389   Exxon Mobil Corp. ............................................      3,719
      6,880   Marathon Oil Corp. ...........................................        323
      9,660   Newfield Exploration Co.(b)...................................        717
                                                                               --------
                                                                                  9,113
                                                                               --------
              FINANCIALS -- 14.4%
              CAPITAL MARKETS -- 2.5%
     10,964   Goldman Sachs Group, Inc. ....................................      1,206
      9,253   Lehman Brothers Holdings, Inc. ...............................        871
     18,502   Mellon Financial Corp. .......................................        528
     22,933   Merrill Lynch & Co., Inc. ....................................      1,298
     13,192   State Street Corp. ...........................................        577
                                                                               --------
                                                                                  4,480
                                                                               --------
              COMMERCIAL BANKS -- 3.6%
     13,593   City National Corp. ..........................................        949
     18,250   Comerica, Inc. ...............................................      1,005
     15,356   Marshall & Ilsley Corp. ......................................        641
     45,816   U.S. Bancorp..................................................      1,321
     34,270   Wachovia Corp. ...............................................      1,745
     13,973   Zions Bancorporation..........................................        964
                                                                               --------
                                                                                  6,625
                                                                               --------
              CONSUMER FINANCE -- 0.9%
     10,383   Capital One Financial Corp. ..................................        776
     36,320   MBNA Corp. ...................................................        892
                                                                               --------
                                                                                  1,668
                                                                               --------
              DIVERSIFIED FINANCIAL SERVICES -- 2.6%
     76,519   Citigroup, Inc. ..............................................      3,439
     36,720   JPMorgan Chase & Co. .........................................      1,271
                                                                               --------
                                                                                  4,710
                                                                               --------
              INSURANCE -- 3.4%
     15,596   Allstate Corp. ...............................................        843
      6,831   Ambac Financial Group, Inc. ..................................        511
     30,044   American International Group, Inc. ...........................      1,665
     11,191   Endurance Specialty Holdings Ltd. ............................        423

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 84

NATIONS FUNDS

Nations Asset Allocation Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
----------------------------------------------------------------------------------------
              INSURANCE -- (CONTINUED)
     10,140   Hartford Financial Services Group, Inc. ......................   $    695
     12,874   Lincoln National Corp. .......................................        581
     13,965   MBIA, Inc. ...................................................        730
     13,064   Prudential Financial, Inc. ...................................        750
                                                                               --------
                                                                                  6,198
                                                                               --------
              THRIFTS AND MORTGAGE FINANCE -- 1.4%
     11,294   Fannie Mae....................................................        615
     12,187   Freddie Mac...................................................        770
     15,887   PMI Group, Inc. ..............................................        604
     15,547   Washington Mutual, Inc. ......................................        614
                                                                               --------
                                                                                  2,603
                                                                               --------
                                                                                 26,284
                                                                               --------
              HEALTH CARE -- 9.8%
              BIOTECHNOLOGY -- 1.0%
     30,066   Amgen, Inc.(b)................................................      1,750
                                                                               --------
              HEALTH CARE EQUIPMENT AND
                SUPPLIES -- 0.9%
     18,099   Medtronic, Inc. ..............................................        922
     37,197   PerkinElmer, Inc. ............................................        767
                                                                               --------
                                                                                  1,689
                                                                               --------
              HEALTH CARE PROVIDERS AND
                SERVICES -- 3.2%
     11,384   Aetna, Inc. ..................................................        853
     10,890   Cardinal Health, Inc. ........................................        608
     13,962   Express Scripts, Inc.(b)......................................      1,217
     22,257   Health Net, Inc.(b)...........................................        728
      6,343   Quest Diagnostics, Inc. ......................................        667
      9,255   Triad Hospitals, Inc.(b)......................................        464
     14,080   UnitedHealth Group, Inc. .....................................      1,343
                                                                               --------
                                                                                  5,880
                                                                               --------
              PHARMACEUTICALS -- 4.7%
     14,556   Abbott Laboratories...........................................        679
      7,274   Allergan, Inc. ...............................................        505
      9,985   Eli Lilly & Co. ..............................................        520
     45,461   Johnson & Johnson.............................................      3,053
     15,781   Merck & Co., Inc. ............................................        511
    106,192   Pfizer, Inc. .................................................      2,790
     30,539   Schering-Plough Corp. ........................................        554
                                                                               --------
                                                                                  8,612
                                                                               --------
                                                                                 17,931
                                                                               --------
              INDUSTRIALS -- 7.3%
              AEROSPACE AND DEFENSE -- 1.5%
     19,277   Boeing Co. ...................................................      1,127
      7,305   Lockheed Martin Corp. ........................................        446
     11,046   Northrop Grumman Corp. .......................................        596
      6,350   United Technologies Corp. ....................................        646
                                                                               --------
                                                                                  2,815
                                                                               --------
              AIR FREIGHT AND LOGISTICS -- 0.7%
      7,882   FedEx Corp. ..................................................        740
      7,178   United Parcel Service, Inc., Class B..........................        522
                                                                               --------
                                                                                  1,262
                                                                               --------

                                                                                 VALUE
  SHARES                                                                         (000)
----------------------------------------------------------------------------------------
              COMMERCIAL SERVICES AND SUPPLIES -- 1.5%
     28,290   Allied Waste Industries, Inc.(a)(b)...........................   $    207
     31,333   Cendant Corp. ................................................        643
     17,307   H&R Block, Inc. ..............................................        875
     38,118   ServiceMaster Co. ............................................        515
     13,828   Waste Management, Inc. .......................................        399
                                                                               --------
                                                                                  2,639
                                                                               --------
              ELECTRICAL EQUIPMENT -- 0.6%
     14,253   Cooper Industries Ltd., Class A...............................      1,019
                                                                               --------
              INDUSTRIAL CONGLOMERATES -- 2.1%
    107,449   General Electric Co. .........................................      3,875
                                                                               --------
              MACHINERY -- 0.9%
      7,394   Cummins, Inc. ................................................        520
     10,047   Harsco Corp. .................................................        599
      5,849   Illinois Tool Works, Inc. ....................................        524
                                                                               --------
                                                                                  1,643
                                                                               --------
                                                                                 13,253
                                                                               --------
              INFORMATION TECHNOLOGY -- 10.7%
              COMMUNICATIONS EQUIPMENT -- 1.7%
     77,982   Cisco Systems, Inc.(b)........................................      1,395
     16,296   Harris Corp. .................................................        532
     23,717   Motorola, Inc. ...............................................        355
     11,786   QUALCOMM, Inc. ...............................................        432
     65,886   Tellabs, Inc.(b)..............................................        481
                                                                               --------
                                                                                  3,195
                                                                               --------
              COMPUTERS AND PERIPHERALS -- 1.9%
     20,001   Dell, Inc.(b).................................................        769
     30,291   EMC Corp.(b)..................................................        373
     27,586   Hewlett-Packard Co. ..........................................        605
     19,144   International Business Machines Corp. ........................      1,749
                                                                               --------
                                                                                  3,496
                                                                               --------
              ELECTRONIC EQUIPMENT AND
                INSTRUMENTS -- 0.6%
     18,442   Amphenol Corp., Class A.......................................        683
     21,448   Ingram Micro, Inc., Class A(b)................................        358
                                                                               --------
                                                                                  1,041
                                                                               --------
              IT SERVICES -- 1.3%
     22,561   Accenture Ltd., Class A(b)....................................        545
     13,157   Affiliated Computer Services, Inc., Class A(b)................        700
     14,231   Computer Sciences Corp.(b)....................................        653
     11,331   First Data Corp. .............................................        445
                                                                               --------
                                                                                  2,343
                                                                               --------
              SEMICONDUCTORS AND SEMICONDUCTOR
                EQUIPMENT -- 2.6%
     83,700   Agere Systems Inc.(b).........................................        120
     38,759   Applied Materials, Inc. ......................................        630
     21,993   Broadcom Corp., Class A(b)....................................        658
     26,056   Fairchild Semiconductor Corp., Class A(b).....................        399
     92,165   Intel Corp. ..................................................      2,141

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
----------------------------------------------------------------------------------------
              SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- (CONTINUED)
     38,867   National Semiconductor Corp. .................................   $    801
                                                                               --------
                                                                                  4,749
                                                                               --------
              SOFTWARE -- 2.6%
     18,624   Citrix Systems, Inc.(b).......................................        444
        118   Computer Associates International, Inc. ......................          3
      9,720   Intuit, Inc.(b)...............................................        425
     97,481   Microsoft Corp. ..............................................      2,356
     24,023   Quest Software, Inc.(b).......................................        333
     33,476   Symantec Corp.(b).............................................        714
     27,239   Synopsys, Inc.(b).............................................        493
                                                                               --------
                                                                                  4,768
                                                                               --------
                                                                                 19,592
                                                                               --------
              MATERIALS -- 2.0%
              CHEMICALS -- 0.6%
      8,831   PPG Industries, Inc. .........................................        632
      5,796   Scotts Co., Class A(b)........................................        407
                                                                               --------
                                                                                  1,039
                                                                               --------
              CONSTRUCTION MATERIALS -- 0.1%
      5,513   Martin Marietta Materials, Inc. ..............................        308
                                                                               --------
              CONTAINERS AND PACKAGING -- 0.7%
     23,067   Ball Corp. ...................................................        957
     14,836   Pactiv Corp.(b)...............................................        347
                                                                               --------
                                                                                  1,304
                                                                               --------
              METALS AND MINING -- 0.3%
     17,287   Alcoa, Inc. ..................................................        525
                                                                               --------
              PAPER AND FOREST PRODUCTS -- 0.3%
     16,720   MeadWestvaco Corp. ...........................................        532
                                                                               --------
                                                                                  3,708
                                                                               --------
              TELECOMMUNICATION SERVICES -- 2.1%
              DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.7%
     47,174   SBC Communications, Inc. .....................................      1,117
     19,943   Sprint Corp. .................................................        454
     44,920   Verizon Communications, Inc. .................................      1,595
                                                                               --------
                                                                                  3,166
                                                                               --------
              WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
     23,831   Nextel Communications, Inc., Class A(b).......................        677
                                                                               --------
                                                                                  3,843
                                                                               --------
              UTILITIES -- 1.9%
              ELECTRIC UTILITIES -- 1.4%
     23,453   American Electric Power Co., Inc. ............................        799
     15,068   DTE Energy Co. ...............................................        685
     16,215   Entergy Corp. ................................................      1,146
                                                                               --------
                                                                                  2,630
                                                                               --------

                                                                                 VALUE
  SHARES                                                                         (000)
----------------------------------------------------------------------------------------
              MULTI-UTILITIES AND UNREGULATED
                POWER -- 0.5%
     21,099   Sempra Energy.................................................   $    841
                                                                               --------
                                                                                  3,471
                                                                               --------
              TOTAL COMMON STOCKS
                (Cost of $97,163)...........................................    123,658
                                                                               --------
    PAR
   (000)
-----------
              MORTGAGE-BACKED SECURITIES -- 11.7%
              AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.9%
$     1,300   Federal Home Loan Mortgage Corp., Interest Only
                4.000% 09/15/15.............................................      1,271
        305     5.500% 05/15/27.............................................         30
              Federal National Mortgage Association
        260     6.000% 04/25/17.............................................        271
         35     7.000% 01/25/21.............................................         36
                                                                               --------
                                                                                  1,608
                                                                               --------
              MORTGAGE-BACKED SECURITIES -- 10.8%
              Federal Home Loan Mortgage Corp.
        801     6.500% 07/01/29--11/01/32...................................        833
        100     6.750% 03/15/31.............................................        122
        103     8.000% 07/01/10--09/01/25...................................        110
              Federal National Mortgage Association
         51     4.185% 08/01/36.............................................         52
      1,256     5.500% 08/25/17--07/01/33...................................        985
        946     6.500% 10/01/24--05/01/33...................................        988
         55     7.500% 10/01/11.............................................         58
        115     8.500% 08/01/11.............................................        122
         87     10.000% 09/01/18............................................         97
                TBA
     10,758     5.000% 04/15/20--04/15/35(c)................................     10,672
        750     5.500% 03/15/35(c)..........................................        751
      1,710     6.500% 04/15/35(c)..........................................      1,774
              Government National Mortgage Association
      3,177     5.500% 03/15/35.............................................      3,205
         48     7.500% 12/15/23.............................................         52
          4     10.000% 02/15/16............................................          4
                                                                               --------
                                                                                 19,825
                                                                               --------
              TOTAL MORTGAGE-BACKED SECURITIES
                (Cost of $21,486)...........................................     21,433
                                                                               --------
              CORPORATE FIXED-INCOME BONDS AND NOTES -- 9.3%
              BASIC MATERIALS -- 0.3%
              CHEMICALS -- 0.1%
         38   Eastman Chemical Co.
                3.250% 06/15/08.............................................         36
         63   E.I. Dupont De Nemours & Co.
                3.375% 11/15/07.............................................         62
                                                                               --------
                                                                                     98
                                                                               --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 86

NATIONS FUNDS

Nations Asset Allocation Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              FOREST PRODUCTS AND PAPER -- 0.1%
$        70   Champion International Corp.
                7.350% 11/01/25.............................................   $     81
              International Paper Co.
         62     5.850% 10/30/12.............................................         65
         61     4.250% 01/15/09.............................................         60
         81   Westvaco Corp.
                8.200% 01/15/30.............................................        102
                                                                               --------
                                                                                    308
                                                                               --------
              METALS AND MINING -- 0.1%
              Alcan, Inc.
         44     7.250% 03/15/31.............................................         53
         47     6.450% 03/15/11.............................................         51
         48   BHP Billiton Finance USA
                4.800% 04/15/13.............................................         48
                                                                               --------
                                                                                    152
                                                                               --------
                                                                                    558
                                                                               --------
              COMMUNICATIONS -- 1.2%
              MEDIA -- 0.5%
         78   Comcast Cable Communications, Inc.
                7.125% 06/15/13.............................................         87
         58   Knight-Ridder, Inc.
                7.125% 06/01/11.............................................         65
         17   Rogers Cable, Inc.
                6.250% 06/15/13.............................................         17
         51   TCI Communications, Inc.,
                9.875% 06/15/22.............................................         72
        105   Thomson Corp.
                5.250% 08/15/13.............................................        106
              Time Warner, Inc.
         54     7.250% 09/01/08.............................................         58
        142     7.625% 04/15/31.............................................        167
         88     9.125% 01/15/13.............................................        109
         61   Viacom, Inc.
                5.625% 05/01/07.............................................         62
         72   Walt Disney Co.
                5.500% 12/29/06.............................................         73
                                                                               --------
                                                                                    816
                                                                               --------
              TELECOMMUNICATIONS -- 0.7%
        125   BellSouth Corp.
                5.000% 10/15/06.............................................        127
         36   BellSouth Telecommunications, Inc.
                6.375% 06/01/28.............................................         38
         53   British Telecommunications PLC
                8.375% 12/15/10.............................................         62
              Cingular Wireless SV
         41     8.125% 05/01/12.............................................         48
         37     8.750% 03/01/31.............................................         49
        183   Deutsche Telekom International Finance BV
                5.250% 07/22/13.............................................        182
        255   SBC Communications, Inc.
                5.750% 05/02/06.............................................        260
              Sprint Capital Corp.
         24     6.125% 11/15/08.............................................         25
        116     8.750% 03/15/32.............................................        150
         28   Verizon Global Funding Corp.
                7.750% 12/01/30.............................................         34

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              TELECOMMUNICATIONS -- (CONTINUED)
$       224   Verizon New England, Inc.
                6.500% 09/15/11.............................................   $    240
        140   Verizon Pennsylvania, Inc.
                5.650% 11/15/11.............................................        144
                                                                               --------
                                                                                  1,359
                                                                               --------
                                                                                  2,175
                                                                               --------
              CONSUMER CYCLICAL -- 0.6%
              AUTO MANUFACTURERS -- 0.2%
        199   DaimlerChrysler N.A. Holding Corp.
                4.050% 06/04/08.............................................        193
        252   Ford Motor Co.
                7.450% 07/16/31(a)..........................................        228
                                                                               --------
                                                                                    421
                                                                               --------
              HOME BUILDERS -- 0.3%
        156   Dr. Horton, Inc.
                7.875% 08/15/11.............................................        170
        183   KB Home
                5.750% 02/01/14.............................................        175
         97   Toll Brothers, Inc.
                4.950% 03/15/14.............................................         92
                                                                               --------
                                                                                    437
                                                                               --------
              RETAIL -- 0.1%
              Target Corp.
         22     5.375% 06/15/09.............................................         23
        100     5.400% 10/01/08.............................................        103
         66     5.875% 03/01/12.............................................         70
                                                                               --------
                                                                                    196
                                                                               --------
                                                                                  1,054
                                                                               --------
              CONSUMER NON-CYCLICAL -- 0.4%
              BEVERAGES -- 0.1%
         91   Anheuser-Busch Companies, Inc.
                5.950% 01/15/33.............................................         97
                                                                               --------
              COMMERCIAL SERVICES -- 0.0%
         14   Donnelley & Sons
                4.950% 04/01/14.............................................         14
                                                                               --------
              COSMETICS/PERSONAL CARE -- 0.0%
         51   Procter & Gamble Co.
                4.750% 06/15/07.............................................         52
                                                                               --------
              FOOD -- 0.2%
              Kroger Co.
         19     6.800% 04/01/11.............................................         21
         23     6.750% 04/15/12.............................................         25
        202   Fred Myer, Inc.
                7.450% 03/01/08.............................................        216
         50   Unilever Capital Corp.
                6.875% 11/01/05.............................................         51
                                                                               --------
                                                                                    313
                                                                               --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              HEALTHCARE SERVICES -- 0.1%
              WellPoint Health Networks, Inc.
$       193     6.375% 06/15/06.............................................   $    198
         45     6.375% 01/15/12.............................................         48
                                                                               --------
                                                                                    246
                                                                               --------
              HOUSEHOLD PRODUCTS/WARES -- 0.0%
         65   Fortune Brands, Inc.
                2.875% 12/01/06.............................................         64
                                                                               --------
                                                                                    786
                                                                               --------
              ENERGY -- 0.9%
              OIL AND GAS -- 0.6%
        137   BP Capital Markets PLC
                2.750% 12/29/06.............................................        134
              Conoco Funding Co.
        117     5.450% 10/15/06.............................................        120
        142     6.350% 10/15/11.............................................        155
         31   Devon Energy Corp.
                7.950% 04/15/32.............................................         39
        206   Pioneer Natural Resources Co.
                6.500% 01/15/08.............................................        216
         37   Suncor Energy
                5.950% 12/01/34.............................................         39
        194   USX Corp.
                6.650% 02/01/06.............................................        198
        175   XTO Energy, Inc.
                7.500% 04/15/12.............................................        200
                                                                               --------
                                                                                  1,101
                                                                               --------
              PIPELINES -- 0.3%
        111   Consolidated Natural Gas Co.
                5.375% 11/01/06.............................................        113
        270   Kinder Morgan Energy Partners
                7.300% 08/15/33.............................................        310
        125   Teppco Partners LP
                7.625% 02/15/12.............................................        141
                                                                               --------
                                                                                    564
                                                                               --------
                                                                                  1,665
                                                                               --------
              FINANCIALS -- 4.6%
              BANKS -- 1.0%
         69   Bank of New York Co., Inc.
                3.900% 09/01/07.............................................         68
         42   HSBC Holdings PLC
                7.350% 11/27/32(d)..........................................         51
         67   Key Bank National Association
                7.000% 02/01/11.............................................         74
        300   Marshall & lsley Corp.
                4.375% 08/01/09.............................................        297
        101   Mellon Funding Corp.
                6.700% 03/01/08.............................................        108
        186   National City Bank
                4.625% 05/01/13.............................................        181
        153   PNC Funding Corp.
                5.750% 08/01/06.............................................        156
        114   Scotland International Finance
                4.250% 05/23/13(d)..........................................        109

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              BANKS -- (CONTINUED)
$        53   SouthTrust Bank, Inc.
                4.750% 03/01/13(a)(d).......................................   $     52
        203   Union Planters Corp.
                4.375% 12/01/10.............................................        197
        189   US Bank NA
                6.375% 08/01/11.............................................        205
        325   Wachovia Corp.
                4.875% 02/15/14.............................................        317
                                                                               --------
                                                                                  1,815
                                                                               --------
              DIVERSIFIED FINANCIAL SERVICES -- 3.2%
              American Express Co.
         56     3.750% 11/20/07.............................................         55
        153     4.750% 06/17/09.............................................        154
         48     5.500% 09/12/06.............................................         49
         65   American General Finance Corp.
                2.750% 06/15/08.............................................         62
        120   Associates Corp.
                6.950% 11/01/18.............................................        137
              Bear Stearns Companies, Inc.
        185     4.500% 10/28/10.............................................        182
         64     5.700% 01/15/07.............................................         66
         79   Capital One Bank
                5.000% 06/15/09.............................................         79
              Caterpillar Financial Services Corp.
        103     2.350% 09/15/06.............................................        101
        135     4.500% 06/15/09.............................................        134
        154     5.950% 05/01/06.............................................        157
         87   CIT Group, Inc.
                7.375% 04/02/07.............................................         92
         70   Citigroup Global Markets Holdings, Inc.
                6.500% 02/15/08.............................................         74
              Citigroup, Inc.
        337     5.000% 09/15/14.............................................        331
         78     6.000% 02/21/12.............................................         83
        302   Countrywide Home Loans, Inc.
                5.500% 08/01/06.............................................        307
        100   Credit Suisse First Boston USA, Inc.
                4.625% 01/15/08.............................................        100
              General Electric Capital Corp.
         25     5.875% 02/15/12.............................................         26
        307     6.750% 03/15/32.............................................        354
              General Motors Acceptance Corp.
        115     6.150% 04/05/07.............................................        113
         50     6.875% 09/15/11.............................................         45
        143     8.000% 11/01/31.............................................        125
              Goldman Sachs Group, Inc.
         40     4.125% 01/15/08.............................................         40
        112     4.750% 07/15/13.............................................        108
        169     6.600% 01/15/12.............................................        183
              HSBC Finance Corp.
        106     5.875% 02/01/09.............................................        110
         53     6.375% 11/27/12.............................................         57
        117     7.200% 07/15/06.............................................        122

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 88

NATIONS FUNDS

Nations Asset Allocation Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES -- (CONTINUED)
              International Lease Finance Corp.
$       213     3.500% 04/01/09.............................................   $    204
         52     4.500% 05/01/08.............................................         52
        138   John Deere Capital Corp.
                3.125% 12/15/05.............................................        137
        475   JPMorgan Chase Capital XV
                5.875% 03/15/35.............................................        459
              Lehman Brothers Holdings, Inc.
        129     4.000% 01/22/08.............................................        127
        152     7.000% 02/01/08.............................................        162
         38     7.875% 08/15/10.............................................         43
         70   MassMutual Global Funding II
                2.550% 07/15/08(d)..........................................         66
              Merrill Lynch & Co., Inc.
         63     3.700% 04/21/08.............................................         62
        149     6.000% 02/17/09(d)..........................................        156
        300   Morgan Stanley
                4.750% 04/01/14(d)..........................................        285
              National Rural Utilities Cooperative Finance Corp.
         70     3.250% 10/01/07.............................................         68
         80     5.750% 08/28/09.............................................         83
         60     8.000% 03/01/32.............................................         78
        144   Principal Life Global
                6.250% 02/15/12(d)..........................................        155
        212   Prudential Funding LLC
                6.600% 05/15/08(d)..........................................        225
                                                                               --------
                                                                                  5,808
                                                                               --------
              INSURANCE -- 0.1%
              Hartford Financial Services Group, Inc.
         46     2.375% 06/01/06.............................................         45
         35     4.625% 07/15/13.............................................         34
         30   Metlife, Inc.
                5.375% 12/15/12.............................................         31
         30   Nationwide Financial Services
                5.900% 07/01/12.............................................         31
                                                                               --------
                                                                                    141
                                                                               --------
              REAL ESTATE -- 0.0%
         16   ERP Operating LP
                5.200% 04/01/13.............................................         16
                                                                               --------
              REAL ESTATE INVESTMENT TRUST (REITS) -- 0.1%
         58   Health Care Property Investors, Inc.
                6.450% 06/25/12.............................................         62
        161   Simon Property Group LP
                3.750% 01/30/09.............................................        155
                                                                               --------
                                                                                    217
                                                                               --------

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              SAVINGS AND LOANS -- 0.2%
              Washington Mutual, Inc.
$       180     5.625% 01/15/07.............................................   $    184
        195     4.625% 04/01/14.............................................        184
         64     2.400% 11/03/05.............................................         64
                                                                               --------
                                                                                    432
                                                                               --------
                                                                                  8,429
                                                                               --------
              INDUSTRIALS -- 0.5%
              AEROSPACE AND DEFENSE -- 0.2%
         79   Boeing Co.
                5.125% 02/15/13.............................................         79
        101   Northrop Grumman Corp.
                7.125% 02/15/11.............................................        113
         73   Raytheon Co.
                5.375% 04/01/13.............................................         74
                                                                               --------
                                                                                    266
                                                                               --------
              BUILDING MATERIALS -- 0.0%
         68   Hanson Overseas BV
                6.750% 09/15/05.............................................         69
                                                                               --------
              ENVIRONMENTAL CONTROL -- 0.1%
        118   Waste Management, Inc.
                7.375% 08/01/10.............................................        132
                                                                               --------
              MISCELLANEOUS MANUFACTURING -- 0.1%
         66   General Electric Co.
                5.000% 02/01/13.............................................         66
        113   Tyco International Group SA
                6.375% 10/15/11.............................................        120
                                                                               --------
                                                                                    186
                                                                               --------
              TRANSPORTATION -- 0.1%
        107   Burlington Northern Santa Fe Corp.
                6.750% 07/15/11.............................................        117
         95   Canadian National Railway Co.
                6.900% 07/15/28.............................................        111
                                                                               --------
                                                                                    228
                                                                               --------
                                                                                    881
                                                                               --------
              TECHNOLOGY -- 0.3%
              COMPUTERS -- 0.3%
        212   Hewlett-Packard Co.
                5.750% 12/15/06.............................................        217
              International Business Machines Corp.
        104     4.875% 10/01/06.............................................        105
         33     5.875% 11/29/32.............................................         35
         59     6.500% 01/15/28.............................................         66
                                                                               --------
                                                                                    423
                                                                               --------
              UTILITIES -- 0.5%
              ELECTRIC -- 0.4%
              Con Edison Co.
        108     4.700% 06/15/09.............................................        109
        108     6.625% 12/15/05.............................................        110
         35   Dominion Resources, Inc.
                5.000% 03/15/13.............................................         35

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              ELECTRIC -- (CONTINUED)
$       113   NiSource Finance Corp.
                5.400% 07/15/14.............................................   $    114
         18   NY State Electric & Gas
                5.750% 05/01/23.............................................         18
         57   Public Service Electric & Gas Co.
                4.000% 11/01/08.............................................         56
        275   Scottish Power PLC
                4.910% 03/15/10.............................................        275
         93   Virginia Electric & Power Co.
                5.375% 02/01/07.............................................         95
                                                                               --------
                                                                                    812
                                                                               --------
              GAS -- 0.1%
        150   Sempra Energy
                4.750% 05/15/09.............................................        149
                                                                               --------
                                                                                    961
                                                                               --------
              TOTAL CORPORATE FIXED-INCOME BONDS AND NOTES
                (Cost of $16,756)...........................................     16,932
                                                                               --------
              GOVERNMENT AGENCIES AND OBLIGATIONS -- 6.9%
              FOREIGN GOVERNMENT BONDS -- 0.7%
        162   Hellenic Republic of Greece
                6.950% 03/04/08.............................................        174
        169   Province of Quebec
                7.500% 09/15/29.............................................        218
        106   Region of Lombardy
                5.804% 10/25/32.............................................        112
              Republic of Italy
        123     2.750% 12/15/06.............................................        121
        302     3.750% 12/14/07.............................................        298
              United Mexican States
        191     7.500% 04/08/33.............................................        202
        196     8.375% 01/14/11.............................................        223
                                                                               --------
                                                                                  1,348
                                                                               --------
              U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 6.2%
              Federal Home Loan Bank
        300     3.625% 11/14/08.............................................        293
        100     3.875% 06/14/13.............................................         95
              Federal Home Loan Mortgage Corp.
        172     4.500% 01/15/13.............................................        169
         98     4.875% 11/15/13.............................................         98
        180     5.125% 10/15/08.............................................        185
              Federal National Mortgage Association
      1,592     4.375% 03/15/13--07/17/13...................................      1,529
        221     5.250% 01/15/09.............................................        228
      3,220   U.S. Treasury Bonds
                6.250% 08/15/23.............................................      3,749
      1,711   U.S. Treasury Inflation Index Note
                3.625% 01/15/08.............................................      1,841

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- (CONTINUED)
              U.S. Treasury Notes
$       100     1.250% 05/31/05.............................................   $    100
      1,000     2.000% 05/15/06.............................................        983
        150     3.000% 02/15/09.............................................        144
        600     3.125% 05/15/07.............................................        592
        495     3.250% 01/15/09.............................................        481
        850     4.250% 11/15/13.............................................        837
                                                                               --------
                                                                                 11,324
                                                                               --------
              TOTAL GOVERNMENT AGENCIES AND OBLIGATIONS
                (Cost of $12,673)...........................................     12,672
                                                                               --------
              ASSET-BACKED SECURITIES -- 4.1%
        125   American Express Credit Account Master Trust
                1.690% 01/15/09.............................................        122
              AmeriCredit Automobile Receivables Trust
        460     2.070% 08/06/08.............................................        451
        351     5.370% 06/12/08.............................................        354
        337   Bank One Auto Securitization Trust
                1.820% 09/20/07.............................................        333
        880   CIT Equipment Collateral
                4.670% 12/21/09.............................................        882
        621   Citibank Credit Card Issuance Trust
                2.500% 04/07/08.............................................        613
        500   Citibank Credit Card Master Trust I
                6.100% 05/15/08.............................................        512
         32   First Plus Home Loan Trust
                7.720% 05/10/24.............................................         32
              Ford Credit Auto Owner Trust
        267     2.700% 06/15/07.............................................        265
        450     5.180% 10/16/06.............................................        453
        676   Honda Auto Receivables Owner Trust
                3.060% 10/21/09.............................................        660
      1,400   Long Beach Mortgage Loan Trust
                2.930% 03/25/35.............................................      1,400
        318   Nissan Auto Receivables Owner Trust
                2.700% 12/17/07.............................................        314
      1,048   Volkswagen Auto Loan Enhanced Trust
                2.270% 10/22/07.............................................      1,038
                                                                               --------
              TOTAL ASSET-BACKED SECURITIES
                (Cost of $7,471)............................................      7,429
                                                                               --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 90

NATIONS FUNDS

Nations Asset Allocation Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              COLLATERALIZED MORTGAGE
                OBLIGATIONS -- 0.2%
              COLLATERALIZED MORTGAGE
                OBLIGATIONS -- 0.1%
              Vendee Mortgage Trust, Interest Only
$    14,111     0.295% 03/15/29(e)(f).......................................   $    110
     10,564     0.433% 09/15/27(e)(f).......................................        115
                                                                               --------
                                                                                    225
                                                                               --------
              COMMERCIAL MORTGAGE BACKED SECURITIES -- 0.1%
      5,577   Merrill Lynch Mortgage Investors, Inc., Interest Only
                1.017% 12/15/30(e)..........................................        169
                                                                               --------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost of $642)..............................................        394
                                                                               --------
   UNITS
-----------
              WARRANTS -- 0.0%
              CHEMICALS -- 0.0%
        195   Solutia, Inc.(b)(d)...........................................         --(g)
                                                                               --------
              TOTAL WARRANTS
                (Cost of $--)...............................................         --(g)
                                                                               --------
  SHARES
-----------
              INVESTMENT MANAGEMENT
                COMPANY -- 9.9%
 18,028,000   Nations Cash Reserves,
                Capital Class Shares(h).....................................     18,028
                                                                               --------
              TOTAL INVESTMENT MANAGEMENT COMPANY
                (Cost of $18,028)...........................................     18,028
                                                                               --------
    PAR
   (000)
-----------
              REPURCHASE AGREEMENTS(I) -- 1.0%
$       476   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
                04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $481
                (repurchase proceeds $476)..................................        476
        571   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
                Agency securities with various maturities to 09/15/09,
                market value $579 (repurchase proceeds $571)................        571

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS(I) -- (CONTINUED)
$       745   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
                Agency securities with various maturities to 03/31/35,
                market value $757 (repurchase proceeds $745)................   $    745
                                                                               --------
              TOTAL REPURCHASE AGREEMENTS
                (Cost of $1,792)............................................      1,792
                                                                               --------
              TOTAL INVESTMENTS
                (Cost of $176,011)(j).............................     110.9%   202,338
                                                                               --------
              OTHER ASSETS AND LIABILITIES, NET...................     (10.9)%  (19,913)
                                                                               --------
              NET ASSETS..........................................     100.0%  $182,425
                                                                               ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $1,836 and $1,743, respectively.

(b)
  Non-income producing security.

(c)
  Security purchased on a delayed delivery basis.

(d)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $1,099, which represents 0.6% of net assets.

(e)
  Variable rate security. The interest rate shown reflects the rate as of March 31, 2005.

 (f)
  Restricted and illiquid security.

(g)
  Amount represents less than $500.

(h)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 (i)
  This amount represents cash collateral received from securities lending activity (see Note 11).

 (j)
  Cost for federal income tax purposes is $176,267.

ABBREVIATIONS:
ADR  --   American Depositary Receipt
TBA  --   To Be Announced

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Common stocks...............................          67.8%
Mortgage-backed securities..................          11.7
Corporate fixed-income bonds and notes......           9.3
Government agencies and obligations.........           6.9
Asset-backed securities.....................           4.1
Collateralized mortgage obligations.........           0.2
Warrants....................................           0.0
Investment management company...............           9.9
Repurchase agreements.......................           1.0
Other assets and liabilities, net...........         (10.9)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 92

NATIONS FUNDS

Nations Value Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             COMMON STOCKS -- 97.0%
             CONSUMER DISCRETIONARY -- 10.3%
             HOTELS, RESTAURANTS AND LEISURE -- 3.3%
   180,349   Carnival Corp. ...............................................   $    9,344
   253,500   Harrah's Entertainment, Inc. .................................       16,371
   520,700   McDonald's Corp. .............................................       16,215
   273,700   Starwood Hotels and Resorts Worldwide, Inc. ..................       16,430
                                                                              ----------
                                                                                  58,360
                                                                              ----------
             MEDIA -- 2.5%
   496,200   Comcast Corp., Class A(a).....................................       16,762
 1,033,400   News Corp., Class A...........................................       17,485
   278,200   Viacom, Inc., Class B.........................................        9,689
                                                                              ----------
                                                                                  43,936
                                                                              ----------
             MULTILINE RETAIL -- 3.0%
   295,100   Federated Department Stores,
               Inc. .......................................................       18,780
   422,700   J.C. Penney Co., Inc. ........................................       21,947
   330,600   May Department Stores Co. ....................................       12,239
                                                                              ----------
                                                                                  52,966
                                                                              ----------
             SPECIALTY RETAIL -- 1.5%
   575,300   Limited Brands................................................       13,980
   434,000   Staples, Inc. ................................................       13,640
                                                                              ----------
                                                                                  27,620
                                                                              ----------
                                                                                 182,882
                                                                              ----------
             CONSUMER STAPLES -- 7.0%
             BEVERAGES -- 2.5%
   440,651   Diageo PLC, ADR...............................................       25,073
   377,589   PepsiCo, Inc. ................................................       20,024
                                                                              ----------
                                                                                  45,097
                                                                              ----------
             HOUSEHOLD PRODUCTS -- 1.2%
   312,420   Kimberly-Clark Corp. .........................................       20,535
                                                                              ----------
             TOBACCO -- 3.3%
   888,048   Altria Group, Inc. ...........................................       58,069
                                                                              ----------
                                                                                 123,701
                                                                              ----------
             ENERGY -- 13.9%
             ENERGY EQUIPMENT AND SERVICES -- 2.2%
   177,509   ENSCO International, Inc. ....................................        6,685
   410,100   Halliburton Co. ..............................................       17,737
   161,019   Nabors Industries Ltd.(a).....................................        9,523
    61,800   Schlumberger Ltd. ............................................        4,355
                                                                              ----------
                                                                                  38,300
                                                                              ----------
             OIL AND GAS -- 11.7%
   203,401   BP PLC, ADR...................................................       12,692
   574,676   ChevronTexaco Corp. ..........................................       33,509
   184,694   ConocoPhillips................................................       19,917
   193,100   EOG Resources, Inc.(b)........................................        9,412
 1,374,900   Exxon Mobil Corp. ............................................       81,944
    79,600   Murphy Oil Corp. .............................................        7,859
   110,100   Occidental Petroleum Corp. ...................................        7,836

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             OIL AND GAS -- (CONTINUED)
   289,200   Royal Dutch Petroleum Co., N.Y. Registered Shares.............   $   17,364
   942,000   Williams Companies, Inc. .....................................       17,719
                                                                              ----------
                                                                                 208,252
                                                                              ----------
                                                                                 246,552
                                                                              ----------
             FINANCIALS -- 25.1%
             CAPITAL MARKETS -- 4.7%
   682,000   Bank of New York Co., Inc. ...................................       19,812
   203,900   Goldman Sachs Group, Inc. ....................................       22,427
   713,543   Merrill Lynch and Co., Inc. ..................................       40,387
                                                                              ----------
                                                                                  82,626
                                                                              ----------
             COMMERCIAL BANKS -- 7.3%
   322,700   Marshall and Ilsley Corp. ....................................       13,473
 1,025,093   U.S. Bancorp(b)...............................................       29,543
   211,800   UnionBanCal Corp. ............................................       12,973
   866,622   Wachovia Corp. ...............................................       44,120
   486,600   Wells Fargo and Co. ..........................................       29,098
                                                                              ----------
                                                                                 129,207
                                                                              ----------
             DIVERSIFIED FINANCIAL SERVICES -- 5.3%
   403,000   CIT Group, Inc. ..............................................       15,314
 1,385,124   Citigroup, Inc. ..............................................       62,247
   491,700   JPMorgan Chase and Co. .......................................       17,013
                                                                              ----------
                                                                                  94,574
                                                                              ----------
             INSURANCE -- 4.7%
   291,100   Ace Ltd.(b)...................................................       12,014
   172,600   Ambac Financial Group, Inc. ..................................       12,902
 1,097,200   Genworth Financial, Inc., Class A.............................       30,195
   292,200   Hartford Financial Services Group, Inc. ......................       20,033
   214,571   St. Paul Travelers Companies, Inc. ...........................        7,881
                                                                              ----------
                                                                                  83,025
                                                                              ----------
             REAL ESTATE -- 3.1%
   470,200   Archstone-Smith Trust, REIT...................................       16,038
   854,895   Equity Office Properties Trust, REIT..........................       25,758
   781,100   Host Marriott Corp., REIT(b)..................................       12,935
                                                                              ----------
                                                                                  54,731
                                                                              ----------
                                                                                 444,163
                                                                              ----------
             HEALTH CARE -- 4.8%
             HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.1%
   280,000   Baxter International, Inc. ...................................        9,514
   310,470   Hospira, Inc.(a)..............................................       10,019
                                                                              ----------
                                                                                  19,533
                                                                              ----------
             HEALTH CARE PROVIDERS AND SERVICES -- 1.7%
   202,800   Aetna, Inc. ..................................................       15,200
   298,500   Medco Health Solutions, Inc.(a)...............................       14,797
                                                                              ----------
                                                                                  29,997
                                                                              ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Value Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             Pharmaceuticals -- 2.0%
   374,200   Abbott Laboratories...........................................   $   17,445
   702,740   Pfizer, Inc. .................................................       18,461
                                                                              ----------
                                                                                  35,906
                                                                              ----------
                                                                                  85,436
                                                                              ----------
             INDUSTRIALS -- 14.8%
             AEROSPACE AND DEFENSE -- 4.8%
   473,400   Goodrich Corp. ...............................................       18,126
   466,059   Honeywell International, Inc. ................................       17,342
   285,900   Northrop Grumman Corp. .......................................       15,433
   332,191   United Technologies Corp. ....................................       33,771
                                                                              ----------
                                                                                  84,672
                                                                              ----------
             BUILDING PRODUCTS -- 0.5%
   208,800   American Standard Companies, Inc. ............................        9,705
                                                                              ----------
             COMMERCIAL SERVICES AND SUPPLIES -- 2.1%
   604,300   Cendant Corp. ................................................       12,412
    30,215   PHH Corp.(a)..................................................          661
   839,500   Waste Management, Inc. .......................................       24,220
                                                                              ----------
                                                                                  37,293
                                                                              ----------
             INDUSTRIAL CONGLOMERATES -- 2.8%
 1,371,300   General Electric Co. .........................................       49,449
                                                                              ----------
             MACHINERY -- 3.0%
   152,200   Caterpillar, Inc. ............................................       13,917
   199,400   Deere and Co.(b)..............................................       13,385
   124,400   Eaton Corp. ..................................................        8,136
   212,100   Ingersoll-Rand Co., Ltd., Class A.............................       16,894
                                                                              ----------
                                                                                  52,332
                                                                              ----------
             ROAD AND RAIL -- 1.6%
   251,000   Burlington Northern Santa Fe Corp. ...........................       13,537
   202,300   Union Pacific Corp. ..........................................       14,100
                                                                              ----------
                                                                                  27,637
                                                                              ----------
                                                                                 261,088
                                                                              ----------
             INFORMATION TECHNOLOGY -- 4.6%
             COMPUTERS AND PERIPHERALS -- 2.4%
   609,480   Hewlett-Packard Co. ..........................................       13,372
   314,385   International Business Machines Corp. ........................       28,728
                                                                              ----------
                                                                                  42,100
                                                                              ----------
             ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.8%
   768,000   Agilent Technologies, Inc.(a).................................       17,050
 1,253,575   Flextronics International
               Ltd.(a)(b)..................................................       15,093
                                                                              ----------
                                                                                  32,143
                                                                              ----------

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 0.4%
   448,500   Fairchild Semiconductor Corp., Class A(a).....................        6,876
                                                                              ----------
                                                                                  81,119
                                                                              ----------
             MATERIALS -- 7.1%
             CHEMICALS -- 3.2%
   252,200   Dow Chemical Co. .............................................   $   12,572
   305,400   Eastman Chemical Co. .........................................       18,019
   124,000   PPG Industries, Inc. .........................................        8,868
   348,200   Rohm and Haas Co. ............................................       16,714
                                                                              ----------
                                                                                  56,173
                                                                              ----------
             CONTAINERS AND PACKAGING -- 1.0%
   560,600   Bemis Co., Inc. ..............................................       17,446
                                                                              ----------
             METALS AND MINING -- 1.6%
   425,000   Alcoa, Inc. ..................................................       12,915
   390,100   Freeport-McMoRan Copper and Gold, Inc., Class B...............       15,452
                                                                              ----------
                                                                                  28,367
                                                                              ----------
             PAPER AND FOREST PRODUCTS -- 1.3%
   253,923   International Paper Co. ......................................        9,342
   208,700   Weyerhaeuser Co. .............................................       14,296
                                                                              ----------
                                                                                  23,638
                                                                              ----------
                                                                                 125,624
                                                                              ----------
             TELECOMMUNICATION SERVICES -- 3.2%
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.2%
   516,660   BellSouth Corp. ..............................................       13,584
   789,715   SBC Communications, Inc. .....................................       18,708
   707,348   Verizon Communications, Inc. .................................       25,110
                                                                              ----------
                                                                                  57,402
                                                                              ----------
             UTILITIES -- 6.2%
             ELECTRIC UTILITIES -- 3.8%
   185,200   Entergy Corp. ................................................       13,086
   560,700   Exelon Corp. .................................................       25,731
   512,150   PG&E Corp.(b).................................................       17,464
   147,000   TXU Corp. ....................................................       11,706
                                                                              ----------
                                                                                  67,987
                                                                              ----------
             MULTI-UTILITIES AND UNREGULATED POWER -- 2.4%
   244,100   Dominion Resources, Inc. .....................................       18,168
   849,210   Duke Energy Corp. ............................................       23,787
                                                                              ----------
                                                                                  41,955
                                                                              ----------
                                                                                 109,942
                                                                              ----------
             TOTAL COMMON STOCKS
               (Cost of $1,422,095)........................................    1,717,909
                                                                              ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 94

NATIONS FUNDS

Nations Value Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             CONVERTIBLE PREFERRED STOCKS -- 0.3%
             FINANCIALS -- 0.3%
             INSURANCE -- 0.3%
   136,100   Genworth Financial, Inc.......................................   $    4,369
                                                                              ----------
             TOTAL CONVERTIBLE PREFERRED STOCKS
               (Cost of $3,554)............................................        4,369
                                                                              ----------
             INVESTMENT MANAGEMENT COMPANY -- 2.3%
41,510,000   Nations Cash Reserves,
               Capital Class Shares(c).....................................       41,510
                                                                              ----------
             TOTAL INVESTMENT MANAGEMENT COMPANY
               (Cost of $41,510)...........................................       41,510
                                                                              ----------
   PAR
  (000)
----------
             REPURCHASE AGREEMENTS(D) -- 2.9%
$   13,563   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
               04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $13,692
               (repurchase proceeds $13,564)...............................       13,563
    16,275   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
               Agency securities with various maturities to 09/15/09,
               market value $16,489 (repurchase proceeds $16,276)..........       16,275
    21,189   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
               Agency securities with various maturities to 03/31/35,
               market value $21,523 (repurchase proceeds $21,191)..........       21,189
                                                                              ----------
             TOTAL REPURCHASE AGREEMENTS
               (Cost of $51,027)...........................................       51,027
                                                                              ----------

                                                                                 VALUE
                                                                                 (000)
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost of $1,518,186)(e)...........................     102.5%  $1,814,815
                                                                              ----------
             OTHER ASSETS AND LIABILITIES, NET...................      (2.5)%    (44,122)
                                                                              ----------
             NET ASSETS..........................................     100.0%  $1,770,693
                                                                              ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  Non-income producing security.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $40,172 and $49,965, respectively.

(c)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d)
  This amount represents cash collateral received from securities lending activity (see Note 11).

(e)
  Cost for federal income tax purposes is $1,520,176.

ABBREVIATIONS:

ADR   --   American Depositary Receipt
REIT  --   Real Estate Investment Trust

At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Financials..................................          25.4%
Industrials.................................          14.8
Energy......................................          13.9
Consumer discretionary......................          10.3
Materials...................................           7.1
Consumer staples............................           7.0
Utilities...................................           6.2
Health care.................................           4.8
Information technology......................           4.6
Telecommunication services..................           3.2
Investment management company...............           2.3
Repurchase agreements.......................           2.9
Other assets and liabilities, net...........          (2.5)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Value Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 97.1%
             CONSUMER DISCRETIONARY -- 12.5%
             HOTELS, RESTAURANTS AND LEISURE -- 2.8%
   150,600   Brinker International, Inc.(a)................................   $  5,455
    76,900   Harrah's Entertainment, Inc. .................................      4,966
   105,200   Starwood Hotels and Resorts Worldwide, Inc. ..................      6,315
                                                                              --------
                                                                                16,736
                                                                              --------
             LEISURE EQUIPMENT AND PRODUCTS -- 0.5%
   142,750   Mattel, Inc. .................................................      3,048
                                                                              --------
             MEDIA -- 0.8%
   135,000   Dow Jones and Co., Inc. ......................................      5,045
                                                                              --------
             MULTILINE RETAIL -- 3.8%
   322,800   Dollar General Corp. .........................................      7,073
   101,300   Federated Department Stores, Inc. ............................      6,447
    86,700   J.C. Penney Co., Inc. ........................................      4,501
   139,600   May Department Stores Co. ....................................      5,168
                                                                              --------
                                                                                23,189
                                                                              --------
             SPECIALTY RETAIL -- 4.1%
   206,200   Limited Brands................................................      5,011
   193,500   Linens 'N Things, Inc.(a).....................................      4,804
    89,400   OfficeMax, Inc. ..............................................      2,995
   126,100   Sherwin-Williams Co. .........................................      5,547
   251,600   TJX Companies, Inc. ..........................................      6,197
                                                                              --------
                                                                                24,554
                                                                              --------
             TEXTILES, APPAREL AND LUXURY GOODS -- 0.5%
    69,100   Reebok International Ltd. ....................................      3,061
                                                                              --------
                                                                                75,633
                                                                              --------
             CONSUMER STAPLES -- 4.5%
             BEVERAGES -- 0.8%
   170,600   Pepsi Bottling Group, Inc. ...................................      4,751
                                                                              --------
             FOOD AND STAPLES RETAILING -- 1.4%
   241,800   Kroger Co.(a).................................................      3,876
   135,300   SUPERVALU, Inc. ..............................................      4,512
                                                                              --------
                                                                                 8,388
                                                                              --------
             FOOD PRODUCTS -- 1.1%
   628,900   Del Monte Foods Co.(a)........................................      6,824
                                                                              --------
             TOBACCO -- 1.2%
   148,800   UST, Inc. ....................................................      7,693
                                                                              --------
                                                                                27,656
                                                                              --------
             ENERGY -- 7.4%
             ENERGY EQUIPMENT AND SERVICES -- 3.0%
   126,900   Baker Hughes, Inc. ...........................................      5,646
   179,100   ENSCO International, Inc. ....................................      6,745

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             ENERGY EQUIPMENT AND SERVICES -- (CONTINUED)
    62,908   National-Oilwell Varco, Inc.(a)...............................   $  2,938
    72,900   Technip SA, ADR...............................................      3,039
                                                                              --------
                                                                                18,368
                                                                              --------
             OIL AND GAS -- 4.4%
    71,100   Ashland, Inc. ................................................      4,797
    50,000   EOG Resources, Inc. ..........................................      2,437
   152,600   Marathon Oil Corp. ...........................................      7,160
    22,400   Murphy Oil Corp. .............................................      2,212
    75,500   Occidental Petroleum Corp. ...................................      5,373
   241,100   Williams Companies, Inc. .....................................      4,535
                                                                              --------
                                                                                26,514
                                                                              --------
                                                                                44,882
                                                                              --------
             FINANCIALS -- 22.7%
             CAPITAL MARKETS -- 0.8%
    58,000   Legg Mason, Inc. .............................................      4,532
                                                                              --------
             COMMERCIAL BANKS -- 7.0%
    60,300   City National Corp. ..........................................      4,210
    93,100   Compass Bancshares, Inc. .....................................      4,227
    59,650   Cullen Frost Bankers, Inc. ...................................      2,693
   155,200   Hibernia Corp., Class A.......................................      4,968
   192,400   Marshall and Ilsley Corp. ....................................      8,033
    55,400   Mercantile Bankshares Corp. ..................................      2,817
    67,100   UnionBanCal Corp. ............................................      4,110
   105,910   Wachovia Corp. ...............................................      5,392
    87,950   Zions Bancorporation..........................................      6,070
                                                                              --------
                                                                                42,520
                                                                              --------
             DIVERSIFIED FINANCIAL SERVICES -- 0.7%
   115,200   CIT Group, Inc. ..............................................      4,378
                                                                              --------
             INSURANCE -- 6.7%
    95,500   Ace Ltd. .....................................................      3,941
    59,800   Ambac Financial Group, Inc. ..................................      4,470
   181,300   Endurance Specialty Holdings Ltd. ............................      6,860
   226,200   Genworth Financial, Inc., Class A.............................      6,225
    64,600   Hartford Financial Services Group, Inc. ......................      4,429
   142,900   Lincoln National Corp. .......................................      6,450
    62,600   Loews Corp. ..................................................      4,604
   168,300   Old Republic International Corp. .............................      3,920
                                                                              --------
                                                                                40,899
                                                                              --------
             REAL ESTATE -- 5.2%
   164,100   Archstone-Smith Trust, REIT...................................      5,597
    64,175   AvalonBay Communities,
               Inc., REIT..................................................      4,293
   100,000   Boston Properties, Inc., REIT.................................      6,023
    80,800   Camden Property Trust, REIT...................................      3,800
   184,400   Equity Office Properties Trust, REIT..........................      5,556
   373,000   Host Marriott Corp., REIT.....................................      6,177
                                                                              --------
                                                                                31,446
                                                                              --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 96

NATIONS FUNDS

Nations MidCap Value Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             THRIFTS AND MORTGAGE FINANCE -- 2.3%
    50,700   Golden West Financial Corp. ..................................   $  3,067
   157,000   PMI Group, Inc. ..............................................      5,968
   232,800   Sovereign Bancorp, Inc. ......................................      5,159
                                                                              --------
                                                                                14,194
                                                                              --------
                                                                               137,969
                                                                              --------
             HEALTH CARE -- 5.2%
             HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.5%
    68,700   Millipore Corp.(a)............................................      2,982
                                                                              --------
             HEALTH CARE PROVIDERS AND SERVICES -- 3.1%
    44,400   Aetna, Inc. ..................................................      3,328
   119,800   Community Health Systems, Inc.(a).............................      4,182
   101,800   Medco Health Solutions, Inc.(a)...............................      5,046
   129,600   Triad Hospitals, Inc.(a)......................................      6,493
                                                                              --------
                                                                                19,049
                                                                              --------
             PHARMACEUTICALS -- 1.6%
   154,500   IVAX Corp.(a).................................................      3,054
   189,600   Shire Pharmaceuticals Group PLC, ADR..........................      6,500
                                                                              --------
                                                                                 9,554
                                                                              --------
                                                                                31,585
                                                                              --------
             INDUSTRIALS -- 18.3%
             AEROSPACE AND DEFENSE -- 2.2%
   160,900   Goodrich Corp. ...............................................      6,161
    71,925   Northrop Grumman Corp. .......................................      3,882
    64,300   Rockwell Collins, Inc. .......................................      3,060
                                                                              --------
                                                                                13,103
                                                                              --------
             BUILDING PRODUCTS -- 0.8%
   101,700   American Standard
               Companies, Inc. ............................................      4,727
                                                                              --------
             COMMERCIAL SERVICES AND SUPPLIES -- 3.8%
    74,300   Avery Dennison Corp. .........................................      4,601
   105,200   Manpower, Inc. ...............................................      4,578
   156,600   Pitney Bowes, Inc. ...........................................      7,066
   237,900   Waste Management, Inc. .......................................      6,864
                                                                              --------
                                                                                23,109
                                                                              --------
             CONSTRUCTION AND ENGINEERING -- 0.7%
    71,900   Fluor Corp. ..................................................      3,985
                                                                              --------
             ELECTRICAL EQUIPMENT -- 1.0%
    83,300   Cooper Industries Ltd., Class A...............................      5,958
                                                                              --------
             MACHINERY -- 5.7%
   160,700   Agco Corp.(a).................................................      2,933
    77,500   Dover Corp. ..................................................      2,929
    83,000   Harsco Corp. .................................................      4,948
    72,700   Ingersoll-Rand Co., Ltd., Class A.............................      5,790

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             MACHINERY -- (CONTINUED)
   115,300   Kennametal, Inc. .............................................   $  5,476
   140,400   Navistar International Corp.(a)...............................      5,110
   153,300   Pall Corp. ...................................................      4,157
    57,600   Parker Hannifin Corp. ........................................      3,509
                                                                              --------
                                                                                34,852
                                                                              --------
             ROAD AND RAIL -- 2.1%
   127,800   Burlington Northern
               Santa Fe Corp. .............................................      6,892
   156,800   Norfolk Southern Corp. .......................................      5,810
                                                                              --------
                                                                                12,702
                                                                              --------
             TRADING COMPANIES AND DISTRIBUTORS -- 2.0%
   187,000   GATX Corp. ...................................................      6,206
   307,900   United Rentals, Inc.(a).......................................      6,223
                                                                              --------
                                                                                12,429
                                                                              --------
                                                                               110,865
                                                                              --------
             INFORMATION TECHNOLOGY -- 5.5%
             COMMUNICATIONS EQUIPMENT -- 1.1%
   224,600   Andrew Corp.(a)...............................................      2,630
   125,250   Harris Corp. .................................................      4,089
                                                                              --------
                                                                                 6,719
                                                                              --------
             ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 3.2%
   125,000   Agilent Technologies, Inc.(a).................................      2,775
   178,000   Arrow Electronics, Inc.(a)....................................      4,512
   383,200   Flextronics International Ltd.(a).............................      4,614
    88,400   Ingram Micro, Inc., Class A(a)................................      1,474
    60,300   Mettler-Toledo International, Inc.(a).........................      2,864
   121,650   Tektronix, Inc. ..............................................      2,984
                                                                              --------
                                                                                19,223
                                                                              --------
             SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 1.2%
   292,300   Fairchild Semiconductor Corp., Class A(a).....................      4,481
   253,500   Integrated Device Technology, Inc.(a).........................      3,050
                                                                              --------
                                                                                 7,531
                                                                              --------
                                                                                33,473
                                                                              --------
             MATERIALS -- 12.0%
             CHEMICALS -- 6.0%
   247,500   Agrium, Inc. .................................................      4,517
   175,000   Celanese Corp., Series A(a)...................................      3,148
    89,900   Eastman Chemical Co. .........................................      5,304
   129,100   International Flavors and Fragrances, Inc. ...................      5,099
   144,600   Lubrizol Corp. ...............................................      5,877
    99,600   Lyondell Chemical Co. ........................................      2,781
   200,000   Nalco Holding Co.(a)..........................................      3,766
   124,900   Rohm and Haas Co. ............................................      5,995
                                                                              --------
                                                                                36,487
                                                                              --------
             CONSTRUCTION MATERIALS -- 1.2%
   137,600   Martin Marietta Materials, Inc. ..............................      7,695
                                                                              --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Value Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             CONTAINERS AND PACKAGING -- 2.8%
   154,600   Bemis Co., Inc. ..............................................   $  4,811
   273,000   Crown Holdings, Inc.(a).......................................      4,248
   346,300   Smurfit-Stone Container Corp.(a)..............................      5,357
    33,075   Temple-Inland, Inc. ..........................................      2,400
                                                                              --------
                                                                                16,816
                                                                              --------
             METALS AND MINING -- 1.5%
   104,125   Arch Coal, Inc. ..............................................      4,478
   107,475   Newmont Mining Corp. .........................................      4,541
                                                                              --------
                                                                                 9,019
                                                                              --------
             PAPER AND FOREST PRODUCTS -- 0.5%
    84,100   Georgia-Pacific Corp. ........................................      2,985
                                                                              --------
                                                                                73,002
                                                                              --------
             TELECOMMUNICATION SERVICES -- 0.5%
             WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
    36,100   Telephone and Data Systems, Inc. .............................      2,946
                                                                              --------
             UTILITIES -- 8.5%
             ELECTRIC UTILITIES -- 5.4%
    85,300   Consolidated Edison, Inc. ....................................      3,598
    99,100   DTE Energy Co. ...............................................      4,507
   139,600   Edison International..........................................      4,847
    86,600   Entergy Corp. ................................................      6,119
    63,900   NSTAR.........................................................      3,470
   176,000   PG&E Corp. ...................................................      6,002
    83,000   PPL Corp. ....................................................      4,481
                                                                              --------
                                                                                33,024
                                                                              --------
             MULTI-UTILITIES AND UNREGULATED POWER -- 3.1%
   162,500   Constellation Energy Group....................................      8,401
    56,800   Public Service Enterprise Group, Inc. ........................      3,089
   176,200   Sempra Energy.................................................      7,020
                                                                              --------
                                                                                18,510
                                                                              --------
                                                                                51,534
                                                                              --------
             TOTAL COMMON STOCKS
               (Cost of $468,312)..........................................    589,545
                                                                              --------
             CONVERTIBLE PREFERRED STOCKS -- 0.6%
             MATERIALS -- 0.1%
             CHEMICALS -- 0.1%
    25,000   Celanese AG...................................................        694
                                                                              --------
             FINANCIALS -- 0.5%
             INSURANCE -- 0.5%
    41,600   Hartford Financial Services Group, Inc. ......................      2,681
                                                                              --------
             TOTAL CONVERTIBLE PREFERRED STOCKS
               (Cost of $2,763)............................................      3,375
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             INVESTMENT MANAGEMENT COMPANY -- 2.7%
16,619,000   Nations Cash Reserves,
               Capital Class Shares(b).....................................   $ 16,619
                                                                              --------
             TOTAL INVESTMENT MANAGEMENT COMPANY
               (Cost of $16,619)...........................................     16,619
                                                                              --------
             TOTAL INVESTMENTS
               (Cost of $487,694)(c).............................     100.4%   609,539
                                                                              --------
             OTHER ASSETS AND
               LIABILITIES, NET..................................      (0.4)%   (2,571)
                                                                              --------
             NET ASSETS..........................................     100.0%  $606,968
                                                                              ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  Non-income producing security.

(b)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(c)
  Cost for federal income tax purposes is $488,823.

ABBREVIATIONS:

ADR  --   American Depositary Receipt
REIT --   Real Estate Investment Trust

At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Financials..................................          23.2%
Industrials.................................          18.3
Consumer discretionary......................          12.5
Materials...................................          12.1
Utilities...................................           8.5
Energy......................................           7.4
Information technology......................           5.5
Health care.................................           5.2
Consumer staples............................           4.5
Telecommunication services..................           0.5
Investment management company...............           2.7
Other assets and liabilities, net...........          (0.4)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 98

NATIONS FUNDS

Nations SmallCap Value Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 96.1%
             CONSUMER DISCRETIONARY -- 13.1%
             AUTO COMPONENTS -- 1.2%
    19,000   BorgWarner, Inc. .............................................   $    925
    78,700   Cooper Tire & Rubber Co. .....................................      1,445
                                                                              --------
                                                                                 2,370
                                                                              --------
             HOTELS, RESTAURANTS AND LEISURE -- 1.6%
   218,000   La Quinta Corp.(a)............................................      1,853
    67,300   Marcus Corp. .................................................      1,380
                                                                              --------
                                                                                 3,233
                                                                              --------
             MEDIA -- 3.3%
    48,175   Carmike Cinemas, Inc. ........................................      1,796
   105,400   Cumulus Media, Inc., Class A(a)...............................      1,502
    86,600   Emmis Communications Corp.(a).................................      1,665
    49,100   Scholastic Corp.(a)...........................................      1,811
                                                                              --------
                                                                                 6,774
                                                                              --------
             SPECIALTY RETAIL -- 4.4%
    80,600   AnnTaylor Stores Corp.(a).....................................      2,063
    98,000   Finish Line, Inc., Class A....................................      2,269
    56,600   GameStop Corp., Class A(a)....................................      1,254
   113,200   Inter Parfums, Inc. ..........................................      1,630
    21,400   Regis Corp. ..................................................        876
    26,400   Stage Stores, Inc.(a).........................................      1,013
                                                                              --------
                                                                                 9,105
                                                                              --------
             TEXTILES, APPAREL AND LUXURY GOODS -- 2.6%
    49,400   Carter's, Inc.(a).............................................      1,964
    53,200   K-Swiss, Inc. ................................................      1,757
    59,400   Phillips-Van Heusen Corp. ....................................      1,582
                                                                              --------
                                                                                 5,303
                                                                              --------
                                                                                26,785
                                                                              --------
             CONSUMER STAPLES -- 3.6%
             FOOD AND STAPLES RETAILING -- 1.0%
    63,700   Longs Drug Stores Corp. ......................................      2,180
                                                                              --------
             FOOD PRODUCTS -- 1.7%
    64,400   American Italian Pasta Co., Inc.(b)...........................      1,765
   153,100   Del Monte Foods Co.(a)........................................      1,661
                                                                              --------
                                                                                 3,426
                                                                              --------
             HOUSEHOLD PRODUCTS -- 0.9%
    44,200   Rayovac Corp.(a)..............................................      1,839
                                                                              --------
                                                                                 7,445
                                                                              --------
             ENERGY -- 3.7%
             ENERGY EQUIPMENT AND SERVICES -- 1.9%
   304,400   Grey Wolf, Inc.(a)(b).........................................      2,003
    49,400   Universal Compression Holdings, Inc.(a).......................      1,871
                                                                              --------
                                                                                 3,874
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             OIL AND GAS -- 1.8%
    50,800   Encore Acquisition Co.(a)(b)..................................   $  2,098
    75,300   W&T Offshore, Inc.(a)(b)......................................      1,563
                                                                              --------
                                                                                 3,661
                                                                              --------
                                                                                 7,535
                                                                              --------
             FINANCIALS -- 23.6%
             CAPITAL MARKETS -- 2.0%
    31,000   Affiliated Managers Group, Inc.(a)(b).........................      1,923
    65,300   American Capital Strategies(b)................................      2,051
                                                                              --------
                                                                                 3,974
                                                                              --------
             COMMERCIAL BANKS -- 9.0%
   142,000   Cardinal Financial Corp.(a)...................................      1,306
    80,400   Colonial BancGroup, Inc. .....................................      1,650
    56,300   Community Bank System, Inc. ..................................      1,290
   134,636   First Niagara Financial Group, Inc. ..........................      1,779
    37,500   First Republic Bank...........................................      1,214
   100,200   First State Bancorporation....................................      1,701
    55,090   Fulton Financial Corp.(b).....................................      1,200
    48,300   Independent Bank Corp.........................................      1,401
    69,300   Oriental Financial Group(b)...................................      1,623
    59,400   Prosperity Bancshares, Inc. ..................................      1,573
    73,100   Sterling Bancorp-N.Y. ........................................      1,774
   114,320   Summit Bancshares, Inc. ......................................      1,949
                                                                              --------
                                                                                18,460
                                                                              --------
             INSURANCE -- 4.0%
    33,400   Delphi Financial Group, Inc., Class A.........................      1,436
    58,400   NYMAGIC, Inc. ................................................      1,384
    69,010   Platinum Underwriters Holdings Ltd. ..........................      2,050
    28,400   Triad Guaranty, Inc.(a).......................................      1,494
    36,000   Zenith National Insurance Corp. ..............................      1,867
                                                                              --------
                                                                                 8,231
                                                                              --------
             REAL ESTATE -- 7.1%
    95,300   BioMed Realty Trust, Inc., REIT...............................      1,963
   105,600   Education Realty Trust, Inc. .................................      1,756
   204,300   Equity Inns, Inc.(b)..........................................      2,253
    88,700   LTC Properties, Inc. .........................................      1,539
   135,500   OMEGA Healthcare Investors, Inc. .............................      1,488
    31,300   Prentiss Properties Trust, REIT(b)............................      1,069
    27,300   SL Green Realty Corp., REIT(b)................................      1,535
    60,200   Tanger Factory Outlet Centers, Inc., REIT.....................      1,324
    92,100   U-Store-It Trust, REIT........................................      1,603
                                                                              --------
                                                                                14,530
                                                                              --------
             THRIFTS AND MORTGAGE FINANCE -- 1.5%
   100,100   BankAtlantic Bancorp, Inc., Class A...........................      1,742
    85,900   Brookline Bancorp, Inc. ......................................      1,280
                                                                              --------
                                                                                 3,022
                                                                              --------
                                                                                48,217
                                                                              --------
             HEALTH CARE -- 3.8%
             HEALTH CARE PROVIDERS AND SERVICES -- 3.8%
    58,300   Apria Healthcare Group, Inc.(a)...............................      1,871
    45,775   Province Healthcare Co.(a)....................................      1,103
   257,014   Stewart Enterprises, Inc., Class A............................      1,580

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Value Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS AND SERVICES -- (CONTINUED)
    86,900   Symbion, Inc.(a)..............................................   $  1,857
    27,000   Triad Hospitals, Inc.(a)......................................      1,353
                                                                              --------
                                                                                 7,764
                                                                              --------
             INDUSTRIALS -- 24.6%
             AEROSPACE AND DEFENSE -- 0.8%
   127,000   AAR Corp.(a)..................................................      1,727
                                                                              --------
             AIRLINES -- 1.5%
    66,300   Alaska Air Group, Inc.(a).....................................      1,952
    92,000   Continental Airlines, Inc., Class B(a)........................      1,108
                                                                              --------
                                                                                 3,060
                                                                              --------
             BUILDING PRODUCTS -- 0.9%
    48,200   York International Corp. .....................................      1,888
                                                                              --------
             COMMERCIAL SERVICES AND SUPPLIES -- 4.7%
   134,243   Apollo Investment Corp. ......................................      2,253
   105,500   FTI Consulting, Inc.(a)(b)....................................      2,177
    48,500   School Specialty, Inc.(a).....................................      1,899
   116,200   Steelcase, Inc., Class A......................................      1,604
    63,900   Watson Wyatt & Co. Holdings...................................      1,738
                                                                              --------
                                                                                 9,671
                                                                              --------
             CONSTRUCTION AND ENGINEERING -- 3.4%
    56,500   Dycom Industries, Inc.(a).....................................      1,299
   151,800   Infrasource Services, Inc.(a).................................      1,822
    72,300   Levitt Corp., Class A.........................................      1,854
    72,000   URS Corp.(a)..................................................      2,070
                                                                              --------
                                                                                 7,045
                                                                              --------
             MACHINERY -- 7.6%
    82,000   Agco Corp.(a).................................................      1,496
    36,100   Bucyrus International, Inc., Class A..........................      1,410
    46,200   Flowserve Corp.(a)............................................      1,195
    49,600   Gardner Denver, Inc.(a).......................................      1,960
    82,500   JLG Industries, Inc. .........................................      1,778
    29,100   Joy Global, Inc. .............................................      1,020
    52,500   Kennametal, Inc. .............................................      2,493
    54,000   Manitowoc, Inc. ..............................................      2,181
    62,241   Watts Water Technologies, Inc. ...............................      2,030
                                                                              --------
                                                                                15,563
                                                                              --------
             MARINE -- 1.5%
    81,200   Arlington Tankers.............................................      1,908
    67,800   Diana Shipping, Inc.(a)(b)....................................      1,122
                                                                              --------
                                                                                 3,030
                                                                              --------
             TRADING COMPANIES AND DISTRIBUTORS -- 2.1%
    63,300   GATX Corp. ...................................................      2,101
   105,800   United Rentals, Inc.(a).......................................      2,138
                                                                              --------
                                                                                 4,239
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             TRANSPORTATION -- 2.1%
    98,200   Laidlaw International, Inc.(a)................................   $  2,043
    67,000   Overnite Corp. ...............................................      2,143
                                                                              --------
                                                                                 4,186
                                                                              --------
                                                                                50,409
                                                                              --------
             INFORMATION TECHNOLOGY -- 10.4%
             COMMUNICATIONS EQUIPMENT -- 1.3%
    75,900   EMS Technologies, Inc.(a).....................................      1,032
   198,525   Powerwave Technologies, Inc.(a)...............................      1,537
                                                                              --------
                                                                                 2,569
                                                                              --------
             COMPUTERS AND PERIPHERALS -- 1.2%
   192,800   ActivCard Corp.(a)............................................      1,224
    50,600   PalmOne, Inc.(a)(b)...........................................      1,284
                                                                              --------
                                                                                 2,508
                                                                              --------
             ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.3%
   138,000   Aeroflex, Inc.(a).............................................      1,288
    56,600   Coherent, Inc.(a).............................................      1,911
    74,200   Paxar Corp.(a)................................................      1,583
                                                                              --------
                                                                                 4,782
                                                                              --------
             IT SERVICES -- 2.4%
    55,100   MAXIMUS, Inc. ................................................      1,845
   175,500   MPS Group, Inc.(a)............................................      1,845
   251,300   SonicWall, Inc.(a)............................................      1,279
                                                                              --------
                                                                                 4,969
                                                                              --------
             SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 2.4%
   144,900   Cypress Semiconductor Corp.(a)................................      1,826
   111,100   Fairchild Semiconductor Corp., Class A(a).....................      1,703
    89,600   OmniVision Technologies, Inc.(a)(b)...........................      1,357
                                                                              --------
                                                                                 4,886
                                                                              --------
             SOFTWARE -- 0.8%
   149,100   Aspect Communications Corp.(a)................................      1,552
                                                                              --------
                                                                                21,266
                                                                              --------
             MATERIALS -- 8.5%
             CHEMICALS -- 3.7%
   137,100   Crompton Corp. ...............................................      2,002
   147,700   Hercules, Inc.(a).............................................      2,140
    77,400   Olin Corp. ...................................................      1,726
    99,100   RPM International, Inc. ......................................      1,811
                                                                              --------
                                                                                 7,679
                                                                              --------
             CONTAINERS AND PACKAGING -- 0.9%
   114,700   Crown Holdings, Inc.(a).......................................      1,785
                                                                              --------
             METALS AND MINING -- 3.9%
    39,800   Arch Coal, Inc. ..............................................      1,712
    32,341   Carpenter Technology Corp. ...................................      1,921
    78,900   Century Aluminum Co.(a).......................................      2,388
    28,800   Foundation Coal Holdings, Inc. ...............................        677
    29,900   Massey Energy Co. ............................................      1,197
                                                                              --------
                                                                                 7,895
                                                                              --------
                                                                                17,359
                                                                              --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 100

NATIONS FUNDS

Nations SmallCap Value Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 0.9%
             WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
   107,500   Alamosa Holdings, Inc.(a)(b)..................................   $  1,255
   106,000   Wireless Facilities, Inc.(a)..................................        662
                                                                              --------
                                                                                 1,917
                                                                              --------
             UTILITIES -- 3.9%
             GAS UTILITIES -- 2.0%
    78,600   Atmos Energy Corp. ...........................................      2,122
    45,100   New Jersey Resources Corp. ...................................      1,963
                                                                              --------
                                                                                 4,085
                                                                              --------
             MULTI-UTILITIES AND UNREGULATED POWER -- 1.9%
   162,900   CMS Energy Corp.(a)...........................................      2,058
    36,200   WPS Resources Corp. ..........................................      1,916
                                                                              --------
                                                                                 3,974
                                                                              --------
                                                                                 8,059
                                                                              --------
             TOTAL COMMON STOCKS
               (Cost of $157,761)..........................................    196,756
                                                                              --------
             INVESTMENT MANAGEMENT COMPANIES -- 4.6%
    12,750   Biotech HOLDRS Trust(b).......................................      1,795
 7,532,000   Nations Cash Reserves, Capital Class Shares(c)................      7,532
                                                                              --------
             TOTAL INVESTMENT MANAGEMENT COMPANIES
               (Cost of $8,924)..................................                9,327
                                                                              --------
   PAR
  (000)
----------
             REPURCHASE AGREEMENTS(D) -- 7.7%
$    4,188   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
               04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $4,228
               (repurchase proceeds $4,188)................................      4,188
     5,026   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
               Agency securities with various maturities to 09/15/09,
               market value $5,092 (repurchase proceeds $5,026)............      5,026
     6,544   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
               Agency securities with various maturities to 03/31/35,
               market value $6,647 (repurchase proceeds $6,545)............      6,544
                                                                              --------
             TOTAL REPURCHASE AGREEMENTS
               (Cost of $15,758)...........................................     15,758
                                                                              --------

                                                                                VALUE
                                                                                (000)
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost of $182,443)(e).............................    108.4%   $221,841
                                                                              --------
             OTHER ASSETS AND LIABILITIES, NET...................     (8.4)%   (17,205)
                                                                              --------
             NET ASSETS..........................................    100.0%   $204,636
                                                                              ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  Non-income producing security.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $11,895 and $15,255, respectively.

(c)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d)
  This amount represents cash collateral received from securities lending activity (see Note 11).

(e)
  Cost for federal income tax purposes is $182,733.

ABBREVIATION:

REIT --   Real Estate Investment Trust

At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Industrials.................................          24.6%
Financials..................................          23.6
Consumer discretionary......................          13.1
Information technology......................          10.4
Materials...................................           8.5
Utilities...................................           3.9
Health care.................................           3.8
Energy......................................           3.7
Consumer staples............................           3.6
Telecommunication services..................           0.9
Investment management companies.............           4.6
Repurchase agreements.......................           7.7
Other assets and liabilities, net...........          (8.4)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico Growth Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                              VALUE
                                                                              (000)
--------------------------------------------------------------------------------------
            INVESTMENT MANAGEMENT COMPANY -- 98.4%
            Investment in Nations Master Investment Trust, Nations
              Marsico Growth Master Portfolio(a)........................   $2,273,098
                                                                           ----------
            TOTAL INVESTMENTS.................................      98.4%   2,273,098
                                                                           ----------
            OTHER ASSETS AND LIABILITIES, NET.................       1.6%      37,529
                                                                           ----------
            NET ASSETS........................................     100.0%  $2,310,627
                                                                           ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  The financial statements of the Marsico Growth Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Marsico Growth Fund's financial statements.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 102

NATIONS FUNDS

Nations Strategic Growth Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                              VALUE
                                                                              (000)
--------------------------------------------------------------------------------------
            INVESTMENT MANAGEMENT COMPANY -- 100.1%
            Investment in Nations Master Investment Trust, Nations
              Strategic Growth Master Portfolio(a)......................   $1,455,251
                                                                           ----------
            TOTAL INVESTMENTS.................................     100.1%   1,455,251
                                                                           ----------
            OTHER ASSETS AND LIABILITIES, NET.................      (0.1)%     (2,077)
                                                                           ----------
            NET ASSETS........................................     100.0%  $1,453,174
                                                                           ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  The financial statements of the Strategic Growth Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Strategic Growth Fund's financial statements.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico Focused Equities Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                              VALUE
                                                                              (000)
--------------------------------------------------------------------------------------
            INVESTMENT MANAGEMENT COMPANY -- 99.9%
            Investment in Nations Master Investment Trust, Nations
              Marsico Focused Equities Master Portfolio(a)..............   $2,904,391
                                                                           ----------
            TOTAL INVESTMENTS.................................      99.9%   2,904,391
                                                                           ----------
            OTHER ASSETS AND LIABILITIES, NET.................       0.1%       4,159
                                                                           ----------
            NET ASSETS........................................     100.0%  $2,908,550
                                                                           ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  The financial statements of the Marsico Focused Equities Master
  Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Marsico Focused Equities Fund's financial statements.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 104

NATIONS FUNDS

Nations Marsico MidCap Growth Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 94.0%
             CONSUMER DISCRETIONARY -- 38.1%
             HOTELS, RESTAURANTS AND LEISURE -- 21.8%
   277,008   Kerzner International Ltd.(a).................................   $ 16,961
   298,743   Las Vegas Sands Corp.(a)(b)...................................     13,444
   136,949   MGM Mirage(a).................................................      9,699
   318,311   Royal Caribbean Cruises Ltd. .................................     14,225
 7,608,000   Shangri-La Asia Ltd. .........................................     11,120
    85,116   Station Casinos, Inc. ........................................      5,750
   260,928   Wynn Resorts Ltd.(a)..........................................     17,675
   261,747   Yum! Brands, Inc. ............................................     13,561
                                                                              --------
                                                                               102,435
                                                                              --------
             HOUSEHOLD DURABLES -- 3.6%
    91,797   Harman International
               Industries, Inc. ...........................................      8,120
   114,985   Toll Brothers, Inc.(a)........................................      9,067
                                                                              --------
                                                                                17,187
                                                                              --------
             LEISURE EQUIPMENT AND
               PRODUCTS -- 2.5%
   249,618   Brunswick Corp.(b)............................................     11,695
                                                                              --------
             MEDIA -- 5.5%
    35,856   Getty Images, Inc.(a).........................................      2,550
   672,962   Lions Gate Entertainment Corp.(a).............................      7,436
   161,832   Pixar, Inc.(a)................................................     15,787
                                                                              --------
                                                                                25,773
                                                                              --------
             MULTILINE RETAIL -- 2.0%
   170,805   Nordstrom, Inc. ..............................................      9,459
                                                                              --------
             SPECIALTY RETAIL -- 1.6%
   261,390   PETsMART, Inc. ...............................................      7,515
                                                                              --------
             TEXTILES, APPAREL AND LUXURY GOODS -- 1.1%
    91,567   Coach, Inc.(a)................................................      5,185
                                                                              --------
                                                                               179,249
                                                                              --------
             CONSUMER STAPLES -- 3.8%
             FOOD AND STAPLES RETAILING -- 0.8%
    35,833   Whole Foods Market, Inc. .....................................      3,660
                                                                              --------
             FOOD PRODUCTS -- 3.0%
   416,866   Dean Foods Co.(a).............................................     14,298
                                                                              --------
                                                                                17,958
                                                                              --------
             ENERGY -- 2.0%
             OIL AND GAS -- 2.0%
   389,882   Sasol Ltd., ADR(b)............................................      9,299
                                                                              --------
             FINANCIALS -- 26.6%
             CAPITAL MARKETS -- 4.8%
   300,129   Crystal River Capital(a)(c)...................................      7,503
   399,342   Jefferies Group, Inc. ........................................     15,047
                                                                              --------
                                                                                22,550
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             COMMERCIAL BANKS -- 8.2%
   183,614   Bank of Hawaii Corp. .........................................   $  8,310
   295,659   South Financial Group, Inc. ..................................      9,030
   523,040   UCBH Holdings, Inc. ..........................................     20,869
                                                                              --------
                                                                                38,209
                                                                              --------
             CONSUMER FINANCE -- 1.0%
    81,763   First Marblehead Corp.(a).....................................      4,704
                                                                              --------
             DIVERSIFIED FINANCIAL SERVICES -- 3.7%
    72,484   Chicago Mercantile Exchange...................................     14,064
   301,618   Marketaxess Holdings, Inc.(a).................................      3,369
                                                                              --------
                                                                                17,433
                                                                              --------
             REAL ESTATE -- 6.1%
    62,785   Brascan Corp., Class A........................................      2,372
   495,706   Government Properties
               Trust, Inc.(b)..............................................      4,937
    45,823   Redwood Trust, Inc. ..........................................      2,345
   280,318   St. Joe Co. ..................................................     18,865
                                                                              --------
                                                                                28,519
                                                                              --------
             THRIFTS AND MORTGAGE
               FINANCE -- 2.8%
   411,818   Countrywide Financial Corp. ..................................     13,368
                                                                              --------
                                                                               124,783
                                                                              --------
             HEALTH CARE -- 10.1%
             BIOTECHNOLOGY -- 0.9%
    75,726   Genzyme Corp.(a)..............................................      4,334
                                                                              --------
             HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.8%
   235,228   St. Jude Medical, Inc.(a).....................................      8,468
                                                                              --------
             HEALTH CARE PROVIDERS AND SERVICES -- 7.4%
   474,894   AMERIGROUP Corp.(a)...........................................     17,362
   155,675   Centene Corp.(a)..............................................      4,669
    80,440   Pacificare Health Systems, Inc.(a)............................      4,579
    75,583   Quest Diagnostics, Inc. ......................................      7,946
                                                                              --------
                                                                                34,556
                                                                              --------
                                                                                47,358
                                                                              --------
             INDUSTRIALS -- 7.4%
             AEROSPACE AND DEFENSE -- 0.5%
    34,447   Alliant Techsystems, Inc.(a)..................................      2,461
                                                                              --------
             AIR FREIGHT AND LOGISTICS -- 3.1%
   184,106   Expeditors International of Washington, Inc. .................      9,859
    68,235   UTI Worldwide, Inc. ..........................................      4,739
                                                                              --------
                                                                                14,598
                                                                              --------
             BUILDING MATERIALS -- 2.3%
   360,137   WCI Communities, Inc.(a)(b)...................................     10,833
                                                                              --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico MidCap Growth Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT -- 1.0%
    80,684   Rockwell Automation, Inc. ....................................   $  4,570
                                                                              --------
             MACHINERY -- 0.5%
    33,375   Paccar, Inc. .................................................      2,416
                                                                              --------
                                                                                34,878
                                                                              --------
             INFORMATION TECHNOLOGY -- 6.0%
             COMMUNICATIONS EQUIPMENT -- 3.2%
   408,679   QUALCOMM, Inc. ...............................................     14,978
                                                                              --------
             SOFTWARE -- 2.8%
    40,512   Adobe Systems, Inc. ..........................................      2,721
   205,505   Electronic Arts, Inc.(a)......................................     10,642
                                                                              --------
                                                                                13,363
                                                                              --------
                                                                                28,341
                                                                              --------
             TOTAL COMMON STOCKS
               (Cost of $416,851)..........................................    441,866
                                                                              --------
             INVESTMENT MANAGEMENT COMPANY -- 6.3%
29,515,000   Nations Cash Reserves,
               Capital Class Shares(d).....................................     29,515
                                                                              --------
             TOTAL INVESTMENT MANAGEMENT COMPANY
               (Cost of $29,515)...........................................     29,515
                                                                              --------
   PAR
  (000)
----------
             REPURCHASE AGREEMENTS(E) -- 3.7%
$    4,651   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
               04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $4,695
               (repurchase proceeds $4,651)................................      4,651
     5,581   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
               Agency securities with various maturities to 09/15/09,
               market value $5,654 (repurchase proceeds $5,581)............      5,581
     7,268   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
               Agency securities with various maturities to 03/31/35,
               market value $7,383 (repurchase proceeds $7,269)............      7,268
                                                                              --------
             TOTAL REPURCHASE AGREEMENTS
               (Cost of $17,500)...........................................     17,500
                                                                              --------

                                                                                VALUE
                                                                                (000)
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost of $463,866)(f).............................     104.0%  $488,881
                                                                              --------
             OTHER ASSETS AND
               LIABILITIES, NET..................................      (4.0)%  (18,648)
                                                                              --------
             NET ASSETS..........................................     100.0%  $470,233
                                                                              ========

---------------

NOTES TO INVESTMENT PORTFOLIO:

(a)
  Non-income producing security.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005, is $14,884 and $16,939, respectively.

(c)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the value of this security represents 1.6% of net assets.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  This amount represents cash collateral received from securities lending activity (see Note 11).

 (f)
  Cost for federal income tax purposes is $464,732.

ABBREVIATION:

ADR  --   American Depositary Receipt

At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Consumer discretionary......................          38.1%
Financials..................................          26.6
Health care.................................          10.1
Industrials.................................           7.4
Information technology......................           6.0
Consumer staples............................           3.8
Energy......................................           2.0
Investment management company...............           6.3
Repurchase agreements.......................           3.7
Other assets and liabilities, net...........          (4.0)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 106

NATIONS FUNDS

Nations Marsico 21st Century Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 91.5%
             CONSUMER DISCRETIONARY -- 31.8%
             HOTELS, RESTAURANTS AND LEISURE -- 19.5%
    44,412   Four Seasons Hotels, Inc.(a)..................................   $  3,140
   226,315   Kerzner International Ltd.(b).................................     13,857
   240,653   Las Vegas Sands Corp.(a)(b)...................................     10,829
   269,646   Royal Caribbean Cruises Ltd...................................     12,051
 6,242,512   Shangri-La Asia Ltd.(a).......................................      9,124
   274,395   Wynn Resorts Ltd.(b)..........................................     18,588
   204,669   Yum! Brands, Inc..............................................     10,604
                                                                              --------
                                                                                78,193
                                                                              --------
             HOUSEHOLD DURABLES -- 3.5%
    76,921   Harman International Industries, Inc..........................      6,805
    30,819   Sony Corp., ADR...............................................      1,233
    75,411   Toll Brothers, Inc.(b)........................................      5,946
                                                                              --------
                                                                                13,984
                                                                              --------
             LEISURE EQUIPMENT AND PRODUCTS -- 2.4%
   207,549   Brunswick Corp................................................      9,724
                                                                              --------
             MEDIA -- 4.9%
   490,386   Lions Gate Entertainment Corp.(b).............................      5,419
   144,428   Pixar, Inc.(b)................................................     14,089
                                                                              --------
                                                                                19,508
                                                                              --------
             SPECIALTY RETAIL -- 1.5%
   215,833   PETsMART, Inc.................................................      6,205
                                                                              --------
                                                                               127,614
                                                                              --------
             CONSUMER STAPLES -- 4.0%
             FOOD AND STAPLES RETAILING -- 1.0%
    38,901   Whole Foods Market, Inc.......................................      3,973
                                                                              --------
             FOOD PRODUCTS -- 3.0%
   353,808   Dean Foods Co.(b).............................................     12,136
                                                                              --------
                                                                                16,109
                                                                              --------
             ENERGY -- 1.9%
             OIL AND GAS -- 1.9%
   324,228   Sasol Ltd, ADR................................................      7,733
                                                                              --------
             FINANCIALS -- 28.7%
             CAPITAL MARKETS -- 8.5%
   233,425   Crystal River Capital(b)(c)...................................      5,836
   324,422   Jefferies Group, Inc..........................................     12,224
   187,719   UBS AG........................................................     15,907
                                                                              --------
                                                                                33,967
                                                                              --------
             COMMERCIAL BANKS -- 6.4%
   236,491   South Financial Group, Inc....................................      7,222
   462,847   UCBH Holdings, Inc............................................     18,468
                                                                              --------
                                                                                25,690
                                                                              --------
             CONSUMER FINANCE -- 1.0%
    68,505   First Marblehead Corp.(b).....................................      3,941
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES -- 3.3%
    53,088   Chicago Mercantile Exchange...................................   $ 10,301
   256,555   Marketaxess Holdings, Inc.(b).................................      2,866
                                                                              --------
                                                                                13,167
                                                                              --------
             REAL ESTATE -- 6.7%
   750,830   Government Properties Trust, Inc..............................      7,478
    76,458   Redwood Trust, Inc.(a)........................................      3,913
   230,108   St. Joe Co....................................................     15,486
                                                                              --------
                                                                                26,877
                                                                              --------
             THRIFTS AND MORTGAGE FINANCE -- 2.8%
   348,261   Countrywide Financial Corp....................................     11,305
                                                                              --------
                                                                               114,947
                                                                              --------
             HEALTH CARE -- 10.1%
             BIOTECHNOLOGY -- 2.5%
   179,622   Genentech, Inc.(b)............................................     10,168
                                                                              --------
             HEALTH CARE PROVIDERS AND SERVICES -- 7.6%
   394,859   AMERIGROUP Corp...............................................     14,436
   166,045   UnitedHealth Group, Inc.......................................     15,837
                                                                              --------
                                                                                30,273
                                                                              --------
                                                                                40,441
                                                                              --------
             INDUSTRIALS -- 6.7%
             AEROSPACE AND DEFENSE -- 2.4%
    95,387   United Technologies Corp......................................      9,697
                                                                              --------
             AIR FREIGHT AND LOGISTICS -- 2.9%
   124,726   FedEx Corp....................................................     11,718
                                                                              --------
             BUILDING MATERIALS -- 1.4%
   188,600   WCI Communities, Inc.(b)......................................      5,673
                                                                              --------
                                                                                27,088
                                                                              --------
             INFORMATION TECHNOLOGY -- 8.3%
             COMMUNICATIONS EQUIPMENT -- 3.4%
   366,908   QUALCOMM, Inc.................................................     13,447
                                                                              --------
             COMPUTERS AND PERIPHERALS -- 3.4%
   356,689   Dell, Inc.(b).................................................     13,704
                                                                              --------
             SOFTWARE -- 1.5%
   115,513   Electronic Arts, Inc.(b)......................................      5,981
                                                                              --------
                                                                                33,132
                                                                              --------
             TOTAL COMMON STOCKS
               (Cost of $331,863)..........................................    367,064
                                                                              --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico 21st Century Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005

   PAR                                                                          VALUE
  (000)                                                                         (000)
---------------------------------------------------------------------------------------
             CONVERTIBLE BOND -- 0.4%
             CONSUMER DISCRETIONARY -- 0.4%
             HOTELS, RESTAURANTS AND
               LEISURE -- 0.4%
$    1,363   Kerzner International Ltd.
               2.375% 04/15/24.............................................   $  1,651
                                                                              --------
             TOTAL CONVERTIBLE BOND
               (Cost of $1,401)............................................      1,651
                                                                              --------
  SHARES
----------
             INVESTMENT MANAGEMENT COMPANY -- 8.7%
34,730,000   Nations Cash Reserves,
               Capital Class Shares(d).....................................     34,730
                                                                              --------
             TOTAL INVESTMENT MANAGEMENT COMPANY
               (Cost of $34,730)...........................................     34,730
                                                                              --------
   PAR
  (000)
----------
             REPURCHASE AGREEMENTS(E) -- 6.1%
$    6,513   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
               04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $6,575
               (repurchase proceeds $6,514)................................      6,513
     7,815   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
               Agency securities with various maturities to 09/15/09,
               market value $7,918 (repurchase proceeds $7,816)............      7,815
    10,175   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
               Agency securities with various maturities to 03/31/35,
               market value $10,335 (repurchase proceeds $10,176)..........     10,175
                                                                              --------
             TOTAL REPURCHASE AGREEMENTS
               (Cost of $24,503)...........................................     24,503
                                                                              --------
                                                                                VALUE
                                                                                (000)
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost of $392,497)(f).............................   106.7%    $427,948
                                                                              --------
             OTHER ASSETS AND
               LIABILITIES, NET..................................    (6.7)%    (27,002)
                                                                              --------
             NET ASSETS..........................................   100.0%    $400,946
                                                                              ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005, is $19,551 and $23,744, respectively.

(b)
  Non-income producing security.

(c)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the value of this security represents 1.5% of net assets.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  This amount represents cash collateral received from securities lending activity (see Note 11).

 (f)
  Cost for federal income tax purposes is $393,615.

ABBREVIATION:

ADR  --   American Depositary Receipt

At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Consumer discretionary......................          32.2%
Financials..................................          28.7
Health care.................................          10.1
Information technology......................           8.3
Industrials.................................           6.7
Consumer staples............................           4.0
Energy......................................           1.9
Investment management company...............           8.7
Repurchase agreements.......................           6.1
Other assets and liabilities, net...........          (6.7)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 108

NATIONS FUNDS

Nations Small Company Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                      VALUE
                                                                      (000)
-----------------------------------------------------------------------------
         INVESTMENT MANAGEMENT COMPANY -- 100.3%
         Investment in Nations Master Investment Trust, Nations
           Small Company Master
           Portfolio(a)...........................................   $514,434
                                                                     --------
         TOTAL INVESTMENTS.................................  100.3%   514,434
                                                                     --------
         OTHER ASSETS AND LIABILITIES, NET.................   (0.3)%   (1,278)
                                                                     --------
         NET ASSETS........................................  100.0%  $513,156
                                                                     ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  The financial statements of the Small Company Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Small Company Fund's financial statements.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES


March 31, 2005


                                                               CONVERTIBLE           ASSET
                                                                SECURITIES         ALLOCATION            VALUE
                                                              -----------------------------------------------------
(IN THOUSANDS)
ASSETS:
Non-affiliated investments, at cost.........................  $    1,442,120     $      157,983     $    1,476,676
Affiliated investments, at cost.............................          69,106             18,028             41,510
                                                              --------------     --------------     --------------
Non-affiliated investments, at value........................       1,570,412            184,310          1,773,305
Affiliated investments, at value............................          69,106             18,028             41,510
Cash........................................................              --                 --                 --
Foreign currency (cost of $--, $--, $--, $--, $--, $--, $--,
  $--, $--, $1,477 and $--, respectively)...................              --                 --                 --
Receivable for investment securities sold...................          15,397                 10              3,594
Receivable for Fund shares sold.............................           1,436                 36              6,450
Dividends receivable........................................             857                190              3,605
Interest receivable.........................................           7,342                409                 --
Receivable from investment advisor..........................              --                 --                 --
Other assets................................................               3                  1                 --
                                                              --------------     --------------     --------------
    Total assets............................................       1,664,553            202,984          1,828,464
                                                              --------------     --------------     --------------
LIABILITIES:
Collateral on securities loaned.............................        (138,497)            (1,792)           (51,027)
Due to custodian bank.......................................          (4,833)                --                 --
Investment advisory fee payable.............................            (782)               (94)              (801)
Administration fee payable..................................            (223)               (19)              (238)
Shareholder servicing and distribution fees payable.........            (265)               (65)              (149)
Custody fee payable.........................................             (17)                (3)               (13)
Payable for investment securities purchased.................              --            (17,843)            (3,401)
Payable for Fund shares redeemed............................         (11,289)              (517)            (1,804)
Accrued Trustees' fees and expenses.........................             (90)               (88)              (148)
Accrued expenses and other liabilities......................            (236)              (138)              (190)
                                                              --------------     --------------     --------------
    Total liabilities.......................................        (156,232)           (20,559)           (57,771)
                                                              --------------     --------------     --------------
NET ASSETS..................................................  $    1,508,321     $      182,425     $    1,770,693
                                                              ==============     ==============     ==============
NET ASSETS CONSIST OF:
Undistributed net investment income/(loss)..................  $         (516)    $            7     $        1,296
Accumulated net realized gain/(loss) on investments.........          41,105            (33,410)             9,326
Unrealized appreciation/(depreciation) on:
  Investments...............................................         128,292             26,327            296,629
  Foreign currency translations.............................              --                 --                 --
Paid-in capital.............................................       1,339,440            189,501          1,463,442
                                                              --------------     --------------     --------------
NET ASSETS..................................................  $    1,508,321     $      182,425     $    1,770,693
                                                              ==============     ==============     ==============
PRIMARY A SHARES:
Net assets..................................................  $  924,893,445     $   26,425,056     $1,376,690,685
Number of shares outstanding................................      53,310,746          1,270,050        104,933,527
Net asset value and redemption price per share..............  $        17.35     $        20.81     $        13.12
INVESTOR A SHARES:
Net assets..................................................  $  373,389,608     $  109,409,318     $  292,037,133
Number of shares outstanding................................      21,519,936          5,251,049         22,289,494
Net asset value and redemption price per share..............  $        17.35     $        20.84     $        13.10
Maximum sales charge........................................            5.75%              5.75%              5.75%
Maximum offering price per share............................  $        18.41     $        22.11     $        13.90
INVESTOR B SHARES:
Net assets..................................................  $  143,194,226     $   43,962,185     $   84,755,505
Number of shares outstanding................................       8,343,305          2,126,507          6,645,743
Net asset value and redemption price per share(a)...........  $        17.16     $        20.67     $        12.75
INVESTOR C SHARES:
Net assets..................................................  $   66,844,060     $    2,628,268     $   17,209,756
Number of shares outstanding................................       3,855,356            127,253          1,350,085
Net asset value and redemption price per share(a)...........  $        17.34     $        20.65     $        12.75

---------------

(a)The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 110

NATIONS FUNDS

       MIDCAP        SMALLCAP                      STRATEGIC         FOCUSED          MIDCAP          21ST          SMALL
       VALUE          VALUE          GROWTH          GROWTH          EQUITIES         GROWTH        CENTURY        COMPANY
-----------------------------------------------------------------------------------------------------------------------------
    $    471,075   $    174,911   $         --   $           --   $           --   $    434,351   $    357,767   $         --
          16,619          7,532      1,881,836        1,373,234        2,276,740         29,515         34,730        403,923
    ------------   ------------   ------------   --------------   --------------   ------------   ------------   ------------
         592,920        214,309             --               --               --        459,366        393,218             --
          16,619          7,532      2,273,098        1,455,251        2,904,391         29,515         34,730        514,434
             474              1             --               --               --             --              7             --
              --             --             --               --               --             --          1,477             --
           3,881          2,551             --               --               --          7,696          2,623             --
             715            212         43,486            1,387           11,430            562          4,801            377
             934            226             --               --               --            195            312             --
              --              5             --               --               --              7             29             --
              --             18             --               --               --             --             --             --
               1             --             --               --               --              1              1             --
    ------------   ------------   ------------   --------------   --------------   ------------   ------------   ------------
         615,544        224,854      2,316,584        1,456,638        2,915,821        497,342        437,198        514,811
    ------------   ------------   ------------   --------------   --------------   ------------   ------------   ------------

              --        (15,758)            --               --               --        (17,500)       (24,503)            --
              --             --             --               --               --             --             --             --
            (331)          (123)            --               --               --           (265)          (246)            --
             (88)           (30)          (227)            (151)            (295)           (94)           (72)            (9)
              (7)            (3)          (665)            (101)          (1,043)           (26)          (120)           (46)
              (5)            (2)            --               --               --             (6)            (5)            --
          (7,614)        (4,114)            --               --               --         (8,496)       (10,225)            --
            (384)           (84)        (4,615)          (3,053)          (5,532)          (521)          (975)        (1,490)
             (29)           (31)          (161)             (73)             (45)           (78)           (46)           (45)
            (118)           (73)          (289)             (86)            (356)          (123)           (60)           (65)
    ------------   ------------   ------------   --------------   --------------   ------------   ------------   ------------
          (8,576)       (20,218)        (5,957)          (3,464)          (7,271)       (27,109)       (36,252)        (1,655)
    ------------   ------------   ------------   --------------   --------------   ------------   ------------   ------------
    $    606,968   $    204,636   $  2,310,627   $    1,453,174   $    2,908,550   $    470,233   $    400,946   $    513,156
    ============   ============   ============   ==============   ==============   ============   ============   ============

    $        349   $         --   $        (13)  $        4,293   $           (8)  $         --   $         (6)  $         --
          41,522          9,595       (238,200)        (166,326)        (540,499)      (114,911)       (18,498)        (6,629)

         121,845         39,398        391,262           82,017          627,651         25,015         35,451        110,511
              --             --             --               --               --             --            (11)            --
         443,252        155,643      2,157,578        1,533,190        2,821,406        560,129        384,010        409,274
    ------------   ------------   ------------   --------------   --------------   ------------   ------------   ------------
    $    606,968   $    204,636   $  2,310,627   $    1,453,174   $    2,908,550   $    470,233   $    400,946   $    513,156
    ============   ============   ============   ==============   ==============   ============   ============   ============

    $591,318,214   $197,829,164   $774,995,666   $1,187,622,491   $  751,124,355   $424,464,630   $114,896,361   $360,974,960
      42,121,576     15,696,541     44,915,549       98,705,242       41,915,093     34,427,980     10,688,396     23,434,149
    $      14.04   $      12.60   $      17.25   $        12.03   $        17.92   $      12.33   $      10.75   $      15.40

    $ 10,257,670   $  4,867,578   $988,947,954   $  213,512,735   $1,256,947,890   $ 21,287,277   $187,093,598   $132,399,775
         731,725        388,650     58,041,743       17,791,691       71,114,607      1,803,715     17,630,767      8,794,397
    $      14.02   $      12.52   $      17.04   $        12.00   $        17.67   $      11.80   $      10.61   $      15.06
            5.75%          5.75%          5.75%            5.75%            5.75%          5.75%          5.75%          5.75%
    $      14.88   $      13.28   $      18.08   $        12.73   $        18.75   $      12.52   $      11.26   $      15.98

    $  4,447,435   $  1,569,323   $194,667,705   $   37,140,246   $  517,488,848   $ 22,986,363   $ 60,495,341   $ 16,130,647
         320,173        127,770     12,034,032        3,189,197       30,798,233      2,205,956      5,918,460      1,141,467
    $      13.89   $      12.28   $      16.18   $        11.65   $        16.80   $      10.42   $      10.22   $      14.13

    $    944,369   $    370,376   $352,015,576   $   14,898,514   $  382,988,821   $  1,494,718   $ 38,460,382   $  3,650,707
          67,794         30,179     21,731,315        1,279,584       22,725,840        142,606      3,763,514        254,786
    $      13.93   $      12.27   $      16.20   $        11.64   $        16.85   $      10.48   $      10.22   $      14.33

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2005


                                                               CONVERTIBLE           ASSET
                                                                SECURITIES         ALLOCATION             VALUE
                                                              ------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $       32,257     $        2,258       $           --
Dividends (Net of foreign withholding taxes of $13, $--,
  $95, $5, $1, $--, $--, $--, $1, $14 and $--,
  respectively).............................................          23,527              2,642               37,052
Dividend income from affiliated funds.......................             373                277                  513
Securities lending..........................................             464                  1                   17
Allocated from Portfolio:
Interest(a).................................................              --                 --                   --
Dividends (Net of foreign withholding taxes of $--, $--,
  $--, $--, $--, $71, $68, $179, $--, $0 and $6,
  respectively)(a)..........................................              --                 --                   --
Dividend income from affiliated funds(a)....................              --                 --                   --
Securities lending(a).......................................              --                 --                   --
Expenses(a).................................................              --                 --                   --
                                                              --------------     --------------       --------------
    Total investment income/(loss)..........................          56,621              5,178               37,582
                                                              --------------     --------------       --------------
EXPENSES:
Investment advisory fee.....................................           9,737              1,129                9,382
Administration fee..........................................           3,233                352                3,205
Transfer agent fees.........................................             481                 51                  411
Custodian fees..............................................             101                 17                   89
Legal and audit fees........................................             125                151                  126
Registration and filing fees................................              56                 48                   54
Trustees' fees and expenses.................................              28                 28                   27
Interest expense............................................               2                 --(b)                --
Printing expense............................................             185                210                  121
Non-recurring costs (see Note 12)...........................             420                 --                  420
Other expenses..............................................              67                 18                   57
                                                              --------------     --------------       --------------
    Subtotal................................................          14,435              2,004               13,892
Shareholder servicing and distribution fees:
  Investor A Shares.........................................             956                270                  596
  Investor B Shares.........................................           1,488                526                  838
  Investor C Shares.........................................             690                 25                  209
                                                              --------------     --------------       --------------
    Total expenses..........................................          17,569              2,825               15,535
Fees waived or reimbursed by investment advisor and/or
  administrator (see Note 3)................................              --               (127)              (1,532)
Fees reduced by credits allowed by the custodian (see Note
  3)........................................................              (3)                --(b)                --(b)
Cost assumed by Bank of America Corporation (see Note 12)...            (420)                --                 (420)
                                                              --------------     --------------       --------------
    Net expenses............................................          17,146              2,698               13,583
                                                              --------------     --------------       --------------
NET INVESTMENT INCOME/(LOSS)................................          39,475              2,480               23,999
                                                              --------------     --------------       --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................          71,680             13,378               70,719
  Written options...........................................              --                 (8)                  --
  Futures contracts.........................................              --                114                   --
  Swap contracts............................................              --                  8                   --
  Foreign currency and other net assets.....................              --                 --                   --
  Net increase from payments by affiliates and net realized
    gains/(losses) on the disposal of investments in
    violation of restrictions (see Note 3)..................              --                118                   --
  Allocated from Portfolio:
  Security transactions(a)..................................              --                 --                   --
  Foreign currency and other net assets(a)..................              --                 --                   --
  Net increase from payments by affiliates and net realized
    gains/(losses) on the disposal of investments in
    violation of restrictions (see Note 3)..................              --                 --                   --
                                                              --------------     --------------       --------------
Net realized gain/(loss) on investments.....................          71,680             13,610               70,719
                                                              --------------     --------------       --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................         (51,319)            (7,974)              90,473
  Foreign currency and other net assets.....................              --                 --                   --
  Securities allocated from Portfolio(a)....................              --                 --                   --
                                                              --------------     --------------       --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................         (51,319)            (7,974)              90,473
                                                              --------------     --------------       --------------
Net realized and unrealized gain/(loss) on investments......          20,361              5,636              161,192
                                                              --------------     --------------       --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $       59,836     $        8,116       $      185,191
                                                              ==============     ==============       ==============

---------------

(a)Allocated from Growth Master Portfolio, Strategic Growth Master Portfolio, Focused Equities Master Portfolio and Small Company Master Portfolio, respectively.

(b)Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 112

NATIONS FUNDS

        MIDCAP       SMALLCAP              STRATEGIC    FOCUSED     MIDCAP      21ST        SMALL
        VALUE         VALUE      GROWTH     GROWTH     EQUITIES     GROWTH    CENTURY      COMPANY
----------------------------------------------------------------------------------------------------
    $          415   $     --   $     --   $     --    $      --   $      1   $     14   $        --

            11,340      1,920         --         --           --      2,446      1,735            --
                --         90         --         --           --        180        268            --
                --         36         --         --           --         55         74            --

                --         --      1,173         --           --         --         --            --

                --         --     14,045     33,222        1,043         --         --         1,740
                --         --      1,894        166       23,815         --         --           176
                --         --         42         74           44         --         --           214
                --         --    (13,160)   (11,269)     (22,073)        --         --        (5,533)
    --------------   --------   --------   --------    ---------   --------   --------   -----------
            11,755      2,046      3,994     22,193        2,829      2,682      2,091        (3,403)
    --------------   --------   --------   --------    ---------   --------   --------   -----------

             3,472      1,436         --         --           --      3,082      1,729            --
             1,116        361      1,991      2,671        3,368      1,091        519           989
               137         53      1,037        398        1,884        133         86           176
                40         14         --         --           --         36         29            --
               130        137         78         70           65        140        138            66
                45         44         60         47          118         49         56            55
                27         27          6          6            6         27         27             6
                 1         --(b)       --        23           --         --         --             6
                88         69        227         54          501         80         50            48
                --         --        431        452          725         --         --           167
                25         12         17         25           12         29         25            17
    --------------   --------   --------   --------    ---------   --------   --------   -----------
             5,081      2,153      3,847      3,746        6,679      4,667      2,659         1,530

                22         11      1,701        565        2,698         54        223           380
                38         15      1,926        406        5,348        245        510           174
                 8          3      2,380        160        3,577         17        217            42
    --------------   --------   --------   --------    ---------   --------   --------   -----------
             5,149      2,182      9,854      4,877       18,302      4,983      3,609         2,126
                (2)       (22)        --        (93)          --        (61)        --          (335)
                (1)        --(b)       --        --           --         (1)        (1)           --
                --         --       (431)      (452)        (725)        --         --          (167)
    --------------   --------   --------   --------    ---------   --------   --------   -----------
             5,146      2,160      9,423      4,332       17,577      4,921      3,608         1,624
    --------------   --------   --------   --------    ---------   --------   --------   -----------
             6,609       (114)    (5,429)    17,861      (14,748)    (2,239)    (1,517)       (5,027)
    --------------   --------   --------   --------    ---------   --------   --------   -----------

            65,242     15,337         --         --           --    117,617      5,480            --
                --         --         --         --           --         --         --            --
                --         --         --         --           --         --         --            --
                --         --         --         --           --         --         --            --
                --         --         --         --           --          1       (228)           --

               898         --         --         --           --         --         --            --

                --         --    (31,303)   394,307         (660)        --         --        84,648
                --         --       (348)        --         (616)        --         --            --

                --         --         --        181           --         --         --            --
    --------------   --------   --------   --------    ---------   --------   --------   -----------
            66,140     15,337    (31,651)   394,488       (1,276)   117,618      5,252        84,648
    --------------   --------   --------   --------    ---------   --------   --------   -----------

            27,259      7,285         --         --           --    (95,278)    12,965            --
                --         --         --         --           --         --        (12)           --
                --         --    146,210   (137,623)     146,168         --         --       (83,967)
    --------------   --------   --------   --------    ---------   --------   --------   -----------
            27,259      7,285    146,210   (137,623)     146,168    (95,278)    12,953       (83,967)
    --------------   --------   --------   --------    ---------   --------   --------   -----------
            93,399     22,622    114,559    256,865      144,892     22,340     18,205           681
    --------------   --------   --------   --------    ---------   --------   --------   -----------
    $      100,008   $ 22,508   $109,130   $274,726    $ 130,144   $ 20,101   $ 16,688   $    (4,346)
    ==============   ========   ========   ========    =========   ========   ========   ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                      CONVERTIBLE SECURITIES
                                                                 --------------------------------
                                                                   YEAR ENDED        YEAR ENDED
                                                                   MARCH 31,         MARCH 31,
                                                                      2005              2004
                                                                 --------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................     $       39,475    $       40,534
Net realized gain/(loss) on investments.....................             71,680            93,895
Net realized gain/(loss) on investments allocated from
  Portfolio.................................................                 --                --
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            (51,319)          200,762
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio......................                 --                --
                                                                 --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................             59,836           335,191
Distributions to shareholders from net investment income:
  Primary A Shares..........................................            (28,975)          (24,825)
  Investor A Shares.........................................            (10,858)          (10,005)
  Investor B Shares.........................................             (3,142)           (2,894)
  Investor C Shares.........................................             (1,427)           (1,173)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................             (8,273)               --
  Investor A Shares.........................................             (3,297)               --
  Investor B Shares.........................................             (1,293)               --
  Investor C Shares.........................................               (581)               --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................            (79,965)          332,348
                                                                 --------------    --------------
Net increase/(decrease) in net assets.......................            (77,975)          628,642
NET ASSETS:
Beginning of period.........................................          1,586,296           957,654
                                                                 --------------    --------------
End of period...............................................     $    1,508,321    $    1,586,296
                                                                 ==============    ==============
Undistributed net investment income/(loss) at end of
  period....................................................     $         (516)   $        1,602
                                                                 ==============    ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 114

NATIONS FUNDS

         ASSET ALLOCATION                          VALUE                         MIDCAP VALUE
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
      MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
         2005             2004             2005             2004             2005             2004
-------------------------------------------------------------------------------------------------------

    $        2,480   $        2,320   $       23,999   $       14,740   $        6,609   $        4,320
            13,610            9,959           70,719            7,823           66,140           37,814
                --               --               --               --               --               --
            (7,974)          33,520           90,473          302,733           27,259          113,620
                --               --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------
             8,116           45,799          185,191          325,296          100,008          155,754
              (461)            (555)         (19,810)         (11,573)          (6,155)          (4,378)
            (1,701)          (1,503)          (3,389)          (1,558)             (85)             (48)
              (405)            (549)            (550)            (265)             (16)              (3)
               (21)             (19)            (120)             (67)              (5)              (1)
                --               --               --               --          (39,758)              --
                --               --               --               --             (666)              --
                --               --               --               --             (289)              --
                --               --               --               --              (65)              --
           (21,989)         (42,148)         180,126          580,140           49,217           53,778
    --------------   --------------   --------------   --------------   --------------   --------------
           (16,461)           1,025          341,448          891,973          102,186          205,102
           198,886          197,861        1,429,245          537,272          504,782          299,680
    --------------   --------------   --------------   --------------   --------------   --------------
    $      182,425   $      198,886   $    1,770,693   $    1,429,245   $      606,968   $      504,782
    ==============   ==============   ==============   ==============   ==============   ==============
    $            7   $          104   $        1,296   $        1,166   $          349   $            1
    ==============   ==============   ==============   ==============   ==============   ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                         SMALLCAP VALUE
                                                                ---------------------------------
                                                                  YEAR ENDED         YEAR ENDED
                                                                  MARCH 31,          MARCH 31,
                                                                     2005               2004
                                                                ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $         (114)    $          162
Net realized gain/(loss) on investments.....................            15,337             18,236
Net realized gain/(loss) on investments allocated from
  Portfolio(a)..............................................                --                 --
Net change in unrealized appreciation/(depreciation) of
  investments...............................................             7,285             35,360
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio(a)...................                --                 --
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            22,508             53,758
Distributions to shareholders from net investment income:
  Primary A Shares..........................................                --               (401)
  Investor A Shares.........................................                --                 (5)
  Investor B Shares.........................................                --                 --
  Investor C Shares.........................................                --                 --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................           (15,476)            (1,115)
  Investor A Shares.........................................              (398)               (21)
  Investor B Shares.........................................              (137)                (9)
  Investor C Shares.........................................               (29)                (2)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................            41,099             33,177
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................            47,567             85,382
NET ASSETS:
Beginning of period.........................................           157,069             71,687
                                                                --------------     --------------
End of period...............................................    $      204,636     $      157,069
                                                                ==============     ==============
Undistributed net investment income/(loss) at end of
  period....................................................    $           --     $           --
                                                                ==============     ==============

---------------

(a)Allocated from Growth Master Portfolio, Strategic Growth Master Portfolio and Focused Equities Master Portfolio, respectively.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 116

NATIONS FUNDS

              GROWTH                         STRATEGIC GROWTH                  FOCUSED EQUITIES
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
      MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
         2005             2004             2005             2004             2005             2004
-------------------------------------------------------------------------------------------------------

    $       (5,429)  $       (5,599)  $       17,861   $        8,296   $      (14,748)  $      (15,498)
                --               --               --               --               --               --
           (31,651)          50,430          394,488           38,296           (1,276)         123,090
                --               --               --               --               --               --
           146,210          185,287         (137,623)         462,907          146,168          432,350
    --------------   --------------   --------------   --------------   --------------   --------------
           109,130          230,118          274,726          509,499          130,144          539,942
                --               --          (14,473)          (8,243)              --               --
                --               --           (1,796)            (685)              --               --
                --               --               (3)              --               --               --
                --               --              (13)              --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
           905,149          486,609         (629,800)        (334,818)         126,346          552,340
    --------------   --------------   --------------   --------------   --------------   --------------
         1,014,279          716,727         (371,359)         165,753          256,490        1,092,282
         1,296,348          579,621        1,824,533        1,658,780        2,652,060        1,559,778
    --------------   --------------   --------------   --------------   --------------   --------------
    $    2,310,627   $    1,296,348   $    1,453,174   $    1,824,533   $    2,908,550   $    2,652,060
    ==============   ==============   ==============   ==============   ==============   ==============
    $          (13)  $         (213)  $        4,293   $        2,717   $           (8)  $       (1,217)
    ==============   ==============   ==============   ==============   ==============   ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                          MIDCAP GROWTH
                                                                ---------------------------------
                                                                  YEAR ENDED         YEAR ENDED
                                                                  MARCH 31,          MARCH 31,
                                                                     2005               2004
                                                                ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $       (2,239)    $       (2,692)
Net realized gain/(loss) on investments.....................           117,618               (252)
Net realized gain/(loss) on investments allocated from
  Portfolio(b)..............................................                --                 --
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           (95,278)           153,370
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio(b)...................                --                 --
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            20,101            150,426
Distributions to shareholders from net investment income:
  Primary A Shares..........................................                --                 --
  Investor A Shares.........................................                --                 --
  Investor B Shares.........................................                --                 --
  Investor C Shares.........................................                --                 --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................                --                 --
  Investor A Shares.........................................                --                 --
  Investor B Shares.........................................                --                 --
  Investor C Shares.........................................                --                 --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................           (62,323)           (82,777)
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................           (42,222)            67,649
NET ASSETS:
Beginning of period.........................................           512,455            444,806
                                                                --------------     --------------
End of period...............................................    $      470,233     $      512,455
                                                                ==============     ==============
Undistributed net investment income/(loss) at end of
  period....................................................    $           --     $           --
                                                                ==============     ==============

---------------

(a)As of November 1, 2003, Small Company Fund converted to a master-feeder structure.

(b)Allocated from Small Company Master Portfolio.

(c)Amount represents results from operations prior to conversion to master-feeder structure.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 118

NATIONS FUNDS

              21ST CENTURY                         SMALL COMPANY
    ---------------------------------     --------------------------------
      YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
      MARCH 31,          MARCH 31,          MARCH 31,         MARCH 31,
         2005               2004               2005            2004(A)
--------------------------------------------------------------------------

    $       (1,517)    $         (985)    $       (5,027)   $       (5,942)
             5,252             15,408                 --            13,611(c)
                --                 --             84,648            32,447
            12,953             20,525                 --           208,510(c)
                --                 --            (83,967)           29,382
    --------------     --------------     --------------    --------------
            16,688             34,948             (4,346)          278,008
                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
           235,624             66,211           (229,592)          (85,943)
    --------------     --------------     --------------    --------------
           252,312            101,159           (233,938)          192,065
           148,634             47,475            747,094           555,029
    --------------     --------------     --------------    --------------
    $      400,946     $      148,634     $      513,156    $      747,094
    ==============     ==============     ==============    ==============
    $           (6)    $          (25)    $           --    $           --
    ==============     ==============     ==============    ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                          CONVERTIBLE SECURITIES
                                                              ----------------------------------------------
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   12,476    $ 216,869       33,051    $ 507,755
  Issued as reinvestment of distributions...................      169        2,725          124        2,001
  Redeemed..................................................  (14,886)    (258,628)     (15,632)    (244,442)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (2,241)   $ (39,034)      17,543    $ 265,314
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    3,671    $  65,929        8,805    $ 136,443
  Shares issued upon conversion from Investor B Shares......       11          185            2           28
  Shares issued upon conversion from Investor C Shares......       19          335           20          317
  Issued as reinvestment of distributions...................      817       12,100          536        8,590
  Redeemed..................................................   (5,998)    (103,894)      (7,611)    (119,750)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,480)   $ (25,345)       1,752    $  25,628
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      639    $  11,495        2,101    $  31,998
  Issued as reinvestment of distributions...................      247        3,684          150        2,385
  Shares redeemed upon conversion to Investor A Shares......      (11)        (185)          (2)         (28)
  Redeemed..................................................   (1,532)     (26,202)      (1,422)     (22,493)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (657)   $ (11,208)         827    $  11,862
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      866    $  15,151        2,622    $  40,889
  Issued as reinvestment of distributions...................       66        1,001           39          631
  Shares redeemed upon conversion to Investor A Shares......      (20)        (335)         (20)        (317)
  Redeemed..................................................   (1,169)     (20,195)        (728)     (11,659)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (257)   $  (4,378)       1,913    $  29,544
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (4,635)   $ (79,965)      22,035    $ 332,348
                                                              =======    =========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 120

NATIONS FUNDS

                                                                           ASSET ALLOCATION
                                                              ------------------------------------------
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     124    $  2,579         127    $  2,523
  Issued as reinvestment of distributions...................      11         229          18         330
  Redeemed..................................................    (141)     (2,864)     (1,031)    (20,314)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      (6)   $    (56)       (886)   $(17,461)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     137    $  2,876       1,204    $ 22,795
  Shares issued upon conversion from Investor B Shares......     662      13,397          --(a)        5
  Issued as reinvestment of distributions...................      78       1,588          75       1,429
  Redeemed..................................................    (903)    (18,452)     (1,353)    (25,228)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (26)   $   (591)        (74)   $   (999)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      56    $  1,170          99    $  1,840
  Issued as reinvestment of distributions...................      18         366          26         491
  Shares redeemed upon conversion to Investor A Shares......    (668)    (13,397)         --(a)       (5)
  Redeemed..................................................    (479)     (9,662)     (1,361)    (25,934)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,073)   $(21,523)     (1,236)   $(23,608)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      28    $    576          47    $    875
  Issued as reinvestment of distributions...................       1          20           1          16
  Redeemed..................................................     (20)       (415)        (52)       (971)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................       9    $    181          (4)   $    (80)
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (1,096)   $(21,989)     (2,200)   $(42,148)
                                                              ======    ========      ======    ========

---------------

(a)Amount represents less than 500 shares and/or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                VALUE
                                                              -----------------------------------------
                                                                  YEAR ENDED            YEAR ENDED
                                                                MARCH 31, 2005        MARCH 31, 2004
                                                              -------------------   -------------------
                                                              SHARES     DOLLARS    SHARES     DOLLARS
                                                              -----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   27,907   $ 348,660    30,844   $ 329,688
  Issued in exchange for Primary A Shares of Nations Classic
    Value Fund..............................................       --          --    26,676     265,429
  Issued in exchange for Primary A Shares of Nations
    LargeCap Value Fund.....................................       --          --     3,974      39,538
  Issued as reinvestment of distributions...................      899       7,524       416       4,531
  Redeemed..................................................  (16,833)   (207,421)  (22,243)   (235,036)
                                                              -------   ---------   -------   ---------
  Net increase/(decrease)...................................   11,973   $ 148,763    39,667   $ 404,150
                                                              =======   =========   =======   =========
INVESTOR A SHARES:
  Sold......................................................    8,432   $ 105,037     7,157   $  77,892
  Issued in exchange for Investor A Shares of Nations
    Classic Value Fund......................................       --          --     1,872      18,605
  Issued in exchange for Investor A Shares of Nations
    LargeCap Value Fund.....................................       --          --     6,832      67,909
  Shares issued upon conversion from Investor B Shares......       14         171        21         233
  Shares issued upon conversion from Investor C Shares......       27         318        28         305
  Issued as reinvestment of distributions...................      326       3,200       129       1,442
  Redeemed..................................................   (4,352)    (53,135)   (3,320)    (35,761)
                                                              -------   ---------   -------   ---------
  Net increase/(decrease)...................................    4,447   $  55,591    12,719   $ 130,625
                                                              =======   =========   =======   =========
INVESTOR B SHARES:
  Sold......................................................      376   $   4,724       568   $   5,919
  Issued in exchange for Investor B Shares of Nations
    Classic Value Fund......................................       --          --     3,553      34,388
  Issued in exchange for Investor B Shares of Nations
    LargeCap Value Fund.....................................       --          --       202       1,956
  Issued as reinvestment of distributions...................       62         487        22         237
  Shares redeemed upon conversion to Investor A Shares......      (14)       (171)      (22)       (233)
  Redeemed..................................................   (1,352)    (15,908)   (1,282)    (13,404)
                                                              -------   ---------   -------   ---------
  Net increase/(decrease)...................................     (928)  $ (10,868)    3,041   $  28,863
                                                              =======   =========   =======   =========
INVESTOR C SHARES:
  Sold......................................................      121   $   1,464       352   $   3,553
  Issued in exchange for Investor C Shares of Nations
    Classic Value Fund......................................       --          --     5,093      49,253
  Issued in exchange for Investor C Shares of Nations
    LargeCap Value Fund.....................................       --          --        17         167
  Issued as reinvestment of distributions...................        8          61         3          30
  Shares redeemed upon conversion to Investor A Shares......      (27)       (318)      (29)       (305)
  Redeemed..................................................   (1,255)    (14,567)   (3,502)    (36,196)
                                                              -------   ---------   -------   ---------
  Net increase/(decrease)...................................   (1,153)  $ (13,360)    1,934   $  16,502
                                                              =======   =========   =======   =========
  Total net increase/(decrease).............................   14,339   $ 180,126    57,361   $ 580,140
                                                              =======   =========   =======   =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 122

NATIONS FUNDS

                                                                             MIDCAP VALUE
                                                              ------------------------------------------
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   9,886    $133,740      12,446    $136,835
  Capital contribution from investment advisor (see Note
    3)......................................................      --         392          --          --
  Issued as reinvestment of distributions...................     935       8,478          45         518
  Redeemed..................................................  (7,198)    (95,265)     (7,713)    (87,326)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   3,623    $ 47,345       4,778    $ 50,027
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     282    $  3,892         442    $  5,002
  Capital contribution from investment advisor (see Note
    3)......................................................      --           7          --          --
  Shares issued upon conversion from Investor B Shares......       7          90           1           8
  Issued as reinvestment of distributions...................      71         644           4          42
  Redeemed..................................................    (264)     (3,370)       (186)     (2,093)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      96    $  1,263         261    $  2,959
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      55    $    844         101    $  1,109
  Capital contribution from investment advisor (see Note
    3)......................................................      --           3          --          --
  Issued as reinvestment of distributions...................      32         281          --(a)        4
  Shares redeemed upon conversion to Investor A Shares......      (7)        (90)         (1)         (8)
  Redeemed..................................................     (47)       (599)        (39)       (455)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      33    $    439          61    $    650
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      34    $    437          23    $    265
  Capital contribution from investment advisor (see Note
    3)......................................................      --           1          --          --
  Issued as reinvestment of distributions...................       4          42          --(a)       --(a)
  Redeemed..................................................     (24)       (310)        (11)       (123)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      14    $    170          12    $    142
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   3,766    $ 49,217       5,112    $ 53,778
                                                              ======    ========      ======    ========

---------------

(a)Amount represents less than 500 shares and/or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             SMALLCAP VALUE
                                                              --------------------------------------------
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2005           MARCH 31, 2004
                                                              -------------------      -------------------
                                                              SHARES     DOLLARS       SHARES     DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   4,809     $ 61,751       5,994     $ 60,657
  Issued as reinvestment of distributions...................     768        4,833          43          468
  Redeemed..................................................  (2,198)     (26,575)     (2,799)     (30,561)
                                                              ------     --------      ------     --------
  Net increase/(decrease)...................................   3,379     $ 40,009       3,238     $ 30,564
                                                              ======     ========      ======     ========
INVESTOR A SHARES:
  Sold......................................................     116     $  1,700         230     $  2,459
  Shares issued upon conversion from Investor B Shares......       3           32          --(a)        --(a)
  Issued as reinvestment of distributions...................      60          371           2           24
  Redeemed..................................................    (103)      (1,236)        (64)        (719)
                                                              ------     --------      ------     --------
  Net increase/(decrease)...................................      76     $    867         168     $  1,764
                                                              ======     ========      ======     ========
INVESTOR B SHARES:
  Sold......................................................      28     $    440          85     $    862
  Issued as reinvestment of distributions...................      21          131           1            9
  Shares redeemed upon conversion to Investor A Shares......      (3)         (32)         --(a)        --(a)
  Redeemed..................................................     (33)        (399)        (16)        (181)
                                                              ------     --------      ------     --------
  Net increase/(decrease)...................................      13     $    140          70     $    690
                                                              ======     ========      ======     ========
INVESTOR C SHARES:
  Sold......................................................      15     $    197          24     $    240
  Issued as reinvestment of distributions...................       3           22          --(a)         2
  Redeemed..................................................     (11)        (136)         (8)         (83)
                                                              ------     --------      ------     --------
  Net increase/(decrease)...................................       7     $     83          16     $    159
                                                              ======     ========      ======     ========
  Total net increase/(decrease).............................   3,475     $ 41,099       3,492     $ 33,177
                                                              ======     ========      ======     ========

---------------

(a)Amount represents less than 500 shares and/or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 124

NATIONS FUNDS

                                                                                 GROWTH
                                                              ---------------------------------------------
                                                                  YEAR ENDED                YEAR ENDED
                                                                MARCH 31, 2005            MARCH 31, 2004
                                                              -------------------      --------------------
                                                              SHARES     DOLLARS       SHARES      DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  26,853    $ 458,226       12,491    $ 178,639
  Issued in exchange for Primary A Shares of Nations Capital
    Growth Fund.............................................      --           --        6,378      101,343
  Redeemed..................................................  (5,237)     (86,063)      (4,478)     (65,705)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................  21,616    $ 372,163       14,391    $ 214,277
                                                              ======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................  31,670    $ 526,570       19,553    $ 281,705
  Issued in exchange for Investor A Shares of Nations
    Capital Growth Fund.....................................      --           --        2,087       32,847
  Shares issued upon conversion from Investor B Shares......     115        1,766            6           84
  Shares issued upon conversion from Investor C Shares......       4           59           --           --
  Redeemed..................................................  (8,331)    (135,356)     (10,657)    (155,779)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................  23,458    $ 393,039       10,989    $ 158,857
                                                              ======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................   1,128    $  17,821        1,580    $  21,455
  Issued in exchange for Investor B Shares of Nations
    Capital Growth Fund.....................................      --           --        1,570       23,676
  Shares redeemed upon conversion to Investor A Shares......    (121)      (1,766)          (6)         (84)
  Redeemed..................................................  (2,220)     (34,220)      (1,919)     (26,674)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................  (1,213)   $ (18,165)       1,225    $  18,373
                                                              ======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................  11,709    $ 184,667        7,528    $ 104,466
  Issued in exchange for Investor C Shares of Nations
    Capital Growth Fund.....................................      --           --          194        2,924
  Shares redeemed upon conversion to Investor A Shares......      (4)         (59)          --           --
  Redeemed..................................................  (1,707)     (26,496)        (874)     (12,288)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................   9,998    $ 158,112        6,848    $  95,102
                                                              ======    =========      =======    =========
  Total net increase/(decrease).............................  53,859    $ 905,149       33,453    $ 486,609
                                                              ======    =========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             STRATEGIC GROWTH
                                                              ----------------------------------------------
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    8,182    $  96,077       26,117    $ 268,207
  Issued as reinvestment of distributions...................      103        1,262           43          486
  Redeemed..................................................  (40,584)    (675,716)     (53,868)    (563,726)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (32,299)   $(578,377)     (27,708)   $(295,033)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,299    $  15,105        4,359    $  44,244
  Shares issued upon conversion from Investor B Shares......        9           98            8           97
  Shares issued upon conversion from Investor C Shares......       --(a)         2           --           --
  Issued as reinvestment of distributions...................      138        1,676           57          646
  Redeemed..................................................   (4,912)     (57,027)      (7,572)     (78,387)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (3,466)   $ (40,146)      (3,148)   $ (33,400)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       23    $     257          158    $   1,607
  Issued as reinvestment of distributions...................       --(a)         3           --           --
  Shares redeemed upon conversion to Investor A Shares......       (9)         (98)          (9)         (97)
  Redeemed..................................................     (801)      (9,039)        (739)      (7,656)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (787)   $  (8,877)        (590)   $  (6,146)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      252    $   2,853          426    $   4,382
  Issued as reinvestment of distributions...................        1           13           --           --
  Shares redeemed upon conversion to Investor A Shares......       --(a)        (2)          --           --
  Redeemed..................................................     (463)      (5,264)        (442)      (4,621)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (210)   $  (2,400)         (16)   $    (239)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (36,762)   $(629,800)     (31,462)   $(334,818)
                                                              =======    =========      =======    =========

---------------

(a)Amount represents less than 500 shares and/or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 126

NATIONS FUNDS

                                                                             FOCUSED EQUITIES
                                                              ----------------------------------------------
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    8,009    $ 139,608       17,863    $ 276,214
  Redeemed..................................................   (7,403)    (125,018)      (6,589)    (103,473)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      606    $  14,590       11,274    $ 172,741
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   27,615    $ 468,988       40,446    $ 634,367
  Shares issued upon conversion from Investor B Shares......       75        1,211          169        2,721
  Shares issued upon conversion from Investor C Shares......        2           34            4           69
  Redeemed..................................................  (17,995)    (300,515)     (21,574)    (334,541)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    9,697    $ 169,718       19,045    $ 302,616
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................    1,089    $  17,602        3,662    $  53,854
  Shares redeemed upon conversion to Investor A Shares......      (78)      (1,211)        (176)      (2,721)
  Redeemed..................................................   (6,094)     (97,811)      (5,322)     (79,664)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (5,083)   $ (81,420)      (1,836)   $ (28,531)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................    5,812    $  93,826        9,433    $ 142,065
  Shares redeemed upon conversion to Investor A Shares......       (2)         (34)          (4)         (69)
  Redeemed..................................................   (4,348)     (70,334)      (2,409)     (36,482)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,462    $  23,458        7,020    $ 105,514
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................    6,682    $ 126,346       35,503    $ 552,340
                                                              =======    =========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              MIDCAP GROWTH
                                                              ----------------------------------------------
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    6,301    $  77,732        7,761    $  82,443
  Redeemed..................................................  (11,172)    (132,693)     (15,009)    (160,517)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (4,871)   $ (54,961)      (7,248)   $ (78,074)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................      401    $   4,589        1,094    $  11,057
  Shares issued upon conversion from Investor B Shares......        3           31            3           35
  Shares issued upon conversion from Investor C Shares......        1            6           --(a)         5
  Redeemed..................................................     (614)      (7,018)      (1,260)     (12,709)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (209)   $  (2,392)        (163)   $  (1,612)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       82    $     837          255    $   2,330
  Shares redeemed upon conversion to Investor A Shares......       (3)         (31)          (4)         (35)
  Redeemed..................................................     (534)      (5,391)        (536)      (4,970)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (455)   $  (4,585)        (285)   $  (2,675)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       28    $     290           38    $     359
  Shares redeemed upon conversion to Investor A Shares......       (1)          (6)          (1)          (5)
  Redeemed..................................................      (65)        (669)         (84)        (770)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (38)   $    (385)         (47)   $    (416)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (5,573)   $ (62,323)      (7,743)   $ (82,777)
                                                              =======    =========      =======    =========

---------------

(a)Amount represents less than 500 shares and/or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 128

NATIONS FUNDS

                                                                              21ST CENTURY
                                                              --------------------------------------------
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2005           MARCH 31, 2004
                                                              -------------------      -------------------
                                                              SHARES     DOLLARS       SHARES     DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   7,493     $ 78,013       3,470     $ 30,659
  Redeemed..................................................    (581)      (5,874)       (261)      (2,362)
                                                              ------     --------      ------     --------
  Net increase/(decrease)...................................   6,912     $ 72,139       3,209     $ 28,297
                                                              ======     ========      ======     ========
INVESTOR A SHARES:
  Sold......................................................  14,416     $150,795       5,343     $ 46,037
  Shares issued upon conversion from Investor B Shares......       4           38          --(a)         4
  Shares issued upon conversion from Investor C Shares......      --(a)         4           1            7
  Redeemed..................................................  (1,801)     (18,145)     (2,085)     (18,747)
                                                              ------     --------      ------     --------
  Net increase/(decrease)...................................  12,619     $132,692       3,259     $ 27,301
                                                              ======     ========      ======     ========
INVESTOR B SHARES:
  Sold......................................................   1,622     $ 16,268         975     $  8,226
  Shares redeemed upon conversion to Investor A Shares......      (4)         (38)         --(a)        (4)
  Redeemed..................................................    (827)      (7,941)       (732)      (6,065)
                                                              ------     --------      ------     --------
  Net increase/(decrease)...................................     791     $  8,289         243     $  2,157
                                                              ======     ========      ======     ========
INVESTOR C SHARES:
  Sold......................................................   2,539     $ 25,801       1,111     $  9,589
  Shares redeemed upon conversion to Investor A Shares......      --(a)        (4)         (1)          (7)
  Redeemed..................................................    (337)      (3,293)       (130)      (1,126)
                                                              ------     --------      ------     --------
  Net increase/(decrease)...................................   2,202     $ 22,504         980     $  8,456
                                                              ======     ========      ======     ========
  Total net increase/(decrease).............................  22,524     $235,624       7,691     $ 66,211
                                                              ======     ========      ======     ========

---------------

(a)Amount represents less than 500 shares and/or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              SMALL COMPANY
                                                              ----------------------------------------------
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    2,619    $  39,404       11,003    $ 134,903
  Redeemed..................................................  (12,380)    (187,202)     (18,256)    (237,496)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (9,761)   $(147,798)      (7,253)   $(102,593)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,351    $  19,846        5,040    $  65,622
  Shares issued upon conversion from Investor B Shares......        4           55            5           79
  Shares issued upon conversion from Investor C Shares......       64          916           14          214
  Redeemed..................................................   (6,782)     (97,837)      (3,814)     (49,521)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (5,363)   $ (77,020)       1,245    $  16,394
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       79    $   1,094          302    $   3,693
  Shares redeemed upon conversion to Investor A Shares......       (4)         (55)          (6)         (79)
  Redeemed..................................................     (295)      (4,077)        (258)      (3,325)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (220)   $  (3,038)          38    $     289
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       49    $     688          132    $   1,681
  Shares redeemed upon conversion to Investor A Shares......      (67)        (916)         (15)        (214)
  Redeemed..................................................     (105)      (1,508)        (117)      (1,500)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (123)   $  (1,736)          --(a) $     (33)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (15,467)   $(229,592)      (5,970)   $ (85,943)
                                                              =======    =========      =======    =========

---------------

(a)Amount represents less than 500 shares and/or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 130

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                 NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                   VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                 BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                 OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                 -----------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES
PRIMARY A SHARES
Year ended 3/31/2005(d)........   $17.32         $0.48           $ 0.24           $ 0.72          $(0.54)       $(0.15)
Year ended 3/31/2004(d)........    13.77          0.51             3.52             4.03           (0.48)           --
Year ended 3/31/2003(d)........    16.03          0.51            (2.27)           (1.76)          (0.50)           --
Year ended 3/31/2002(d)........    16.05          0.59               --             0.59           (0.56)        (0.05)
Year ended 3/31/2001...........    22.18          0.51            (2.00)           (1.49)          (0.60)        (4.04)
INVESTOR A SHARES
Year ended 3/31/2005(d)........   $17.33         $0.43           $ 0.24           $ 0.67          $(0.50)       $(0.15)
Year ended 3/31/2004(d)........    13.77          0.47             3.53             4.00           (0.44)           --
Year ended 3/31/2003(d)........    16.02          0.47            (2.25)           (1.78)          (0.47)           --
Year ended 3/31/2002(d)........    16.04          0.59            (0.04)            0.55           (0.52)        (0.05)
Year ended 3/31/2001...........    22.17          0.51            (2.05)           (1.54)          (0.55)        (4.04)
INVESTOR B SHARES
Year ended 3/31/2005(d)........   $17.15         $0.30           $ 0.23           $ 0.53          $(0.37)       $(0.15)
Year ended 3/31/2004(d)........    13.64          0.35             3.48             3.83           (0.32)           --
Year ended 3/31/2003(d)........    15.88          0.36            (2.24)           (1.88)          (0.36)           --
Year ended 3/31/2002(d)........    15.92          0.45            (0.03)            0.42           (0.41)        (0.05)
Year ended 3/31/2001...........    22.06          0.35            (2.00)           (1.65)          (0.45)        (4.04)
INVESTOR C SHARES
Year ended 3/31/2005(d)........   $17.31         $0.30           $ 0.25           $ 0.55          $(0.37)       $(0.15)
Year ended 3/31/2004(d)........    13.77          0.35             3.52             3.87           (0.33)           --
Year ended 3/31/2003(d)........    16.04          0.36            (2.26)           (1.90)          (0.37)           --
Year ended 3/31/2002(d)........    16.08          0.45            (0.03)            0.42           (0.41)        (0.05)
Year ended 3/31/2001...........    22.23          0.35            (2.02)           (1.67)          (0.44)        (4.04)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(e)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.91% for Primary A Shares, 1.16% for Investor A Shares and 1.91% each for Investor B and Investor C Shares.

 (f)
   The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(g)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.95% for Primary A Shares, 1.20% for Investor A Shares and 1.95% each for Investor B and Investor C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 132

NATIONS FUNDS

                                                                                                   WITHOUT WAIVERS
                                                                                                   AND/OR EXPENSE
                                                                                                   REIMBURSEMENTS
                                                                                                   ---------------
                                                       RATIO OF         RATIO OF                      RATIO OF
    TOTAL       NET ASSET               NET ASSETS    OPERATING      NET INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                   END OF     EXPENSES TO    INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND         END OF       TOTAL       PERIOD     AVERAGE NET      AVERAGE NET      TURNOVER      AVERAGE NET
DISTRIBUTIONS    PERIOD     RETURN(A)     (000)      ASSETS(B)(C)        ASSETS          RATE         ASSETS(B)
------------------------------------------------------------------------------------------------------------------

   $(0.69)       $17.35        4.18%     $924,893        0.91%            2.75%           37%           0.94%(e)
    (0.48)        17.32       29.54       962,284        0.94(f)          3.19            91            0.97(g)
    (0.50)        13.77      (11.01)      523,271        0.97             3.59            57            0.97
    (0.61)        16.03        3.74       236,202        1.00             3.78            50            1.00
    (4.64)        16.05       (7.59)       75,627        0.99             3.08            73            1.00

   $(0.65)       $17.35        3.87%     $373,390        1.16%            2.50%           37%           1.19%(e)
    (0.44)        17.33       29.32       398,485        1.19(f)          2.94            91            1.22(g)
    (0.47)        13.77      (11.18)      292,622        1.22             3.34            57            1.22
    (0.57)        16.02        3.48       321,858        1.25             3.53            50            1.25
    (4.59)        16.04       (7.88)      315,857        1.24             2.86            73            1.25

   $(0.52)       $17.16        3.08%     $143,194        1.91%            1.75%           37%           1.94%(e)
    (0.32)        17.15       28.30       154,322        1.94(f)          2.19            91            1.97(g)
    (0.36)        13.64      (11.83)      111,468        1.97             2.59            57            1.97
    (0.46)        15.88        2.68        90,408        2.00             2.78            50            2.00
    (4.49)        15.92       (8.49)       49,763        1.99             2.08            73            2.00

   $(0.52)       $17.34        3.16%     $ 66,844        1.91%            1.75%           37%           1.94%(e)
    (0.33)        17.31       28.31        71,205        1.94(f)          2.19            91            1.97(g)
    (0.37)        13.77      (11.89)       30,293        1.97             2.59            57            1.97
    (0.46)        16.04        2.66        20,370        2.00             2.78            50            2.00
    (4.48)        16.08       (8.50)        9,827        1.99             2.08            73            2.00

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                              NET ASSET                         NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                VALUE            NET           AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                              BEGINNING       INVESTMENT       GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                              OF PERIOD    INCOME/(LOSS)(A)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                              -------------------------------------------------------------------------------------------------
ASSET ALLOCATION
PRIMARY A SHARES
Year ended 3/31/2005........   $20.18           $0.36(d)           $ 0.64(e)         $ 1.00           $(0.37)        $   --
Year ended 3/31/2004........    16.42            0.29                3.81              4.10            (0.34)            --
Year ended 3/31/2003........    19.93            0.32               (3.49)            (3.17)           (0.34)            --
Year ended 3/31/2002........    20.32            0.44               (0.39)             0.05            (0.41)         (0.03)
Year ended 3/31/2001........    24.35            0.57               (2.84)            (2.27)           (0.55)         (1.21)
INVESTOR A SHARES
Year ended 3/31/2005........   $20.20           $0.31(d)           $ 0.65(e)         $ 0.96           $(0.32)        $   --
Year ended 3/31/2004........    16.44            0.25                3.80              4.05            (0.29)            --
Year ended 3/31/2003........    19.92            0.29               (3.48)            (3.19)           (0.29)            --
Year ended 3/31/2002........    20.32            0.39               (0.40)            (0.01)           (0.36)         (0.03)
Year ended 3/31/2001........    24.35            0.50               (2.82)            (2.32)           (0.50)         (1.21)
INVESTOR B SHARES
Year ended 3/31/2005........   $20.04           $0.15(d)           $ 0.64(e)         $ 0.79           $(0.16)        $   --
Year ended 3/31/2004........    16.31            0.11                3.76              3.87            (0.14)            --
Year ended 3/31/2003........    19.81            0.15               (3.47)            (3.32)           (0.18)            --
Year ended 3/31/2002........    20.22            0.23               (0.39)            (0.16)           (0.22)         (0.03)
Year ended 3/31/2001........    24.24            0.33               (2.81)            (2.48)           (0.33)         (1.21)
INVESTOR C SHARES
Year ended 3/31/2005........   $20.02           $0.15(d)           $ 0.65(e)         $ 0.80           $(0.17)        $   --
Year ended 3/31/2004........    16.31            0.11                3.75              3.86            (0.15)            --
Year ended 3/31/2003........    19.84            0.15               (3.48)            (3.33)           (0.20)            --
Year ended 3/31/2002........    20.24            0.24               (0.40)            (0.16)           (0.21)         (0.03)
Year ended 3/31/2001........    24.27            0.33               (2.82)            (2.49)           (0.33)         (1.21)

---------------

(a)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(e)The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.01 for Primary A, Investor A, Investor B and Investor C Shares.

 (f)
   Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.94%, 4.73%, 3.92% and 3.95% for Primary A, Investor A, Investor B and Investor C Shares.

(g)The effect of interest expense on the operating expense ratio was less than 0.01%.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 134

NATIONS FUNDS

                                                                                                    WITHOUT WAIVERS
                                                                                                    AND/OR EXPENSE
                                                                                                    REIMBURSEMENTS
                                                                                                    ---------------
                                                         RATIO OF        RATIO OF                      RATIO OF
    TOTAL       NET ASSET                 NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                     END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND         END OF        TOTAL        PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD      RETURN(B)      (000)       ASSETS(C)         ASSETS          RATE       NET ASSETS(C)
-------------------------------------------------------------------------------------------------------------------

   $(0.37)       $20.81         5.01%(f)   $ 26,425        1.00%(g)        1.75%           136%          1.07%
    (0.34)        20.18        25.07         25,750        1.04(g)         1.58            189           1.07
    (0.34)        16.42       (15.96)        35,514        1.04(g)         1.83            315           1.04
    (0.44)        19.93         0.26         40,287        1.03            2.10            226           1.03
    (1.76)        20.32        (9.83)        12,847        0.98(g)         2.45             88           1.00

   $(0.32)       $20.84         4.80%(f)   $109,409        1.25%(g)        1.50%           136%          1.32%
    (0.29)        20.20        24.73        106,642        1.29(g)         1.33            189           1.32
    (0.29)        16.44       (16.05)        88,011        1.29(g)         1.58            315           1.29
    (0.39)        19.92        (0.05)       223,579        1.28            1.85            226           1.28
    (1.71)        20.32       (10.05)       231,520        1.23(g)         2.20             88           1.25

   $(0.16)       $20.67         3.97%(f)   $ 43,962        2.00%(g)        0.75%           136%          2.07%
    (0.14)        20.04        23.79         64,122        2.04(g)         0.58            189           2.07
    (0.18)        16.31       (16.80)        72,344        2.04(g)         0.83            315           2.04
    (0.25)        19.81        (0.77)       124,983        2.03            1.10            226           2.03
    (1.54)        20.22       (10.73)       104,745        1.98(g)         1.45             88           2.00

   $(0.17)       $20.65         4.02%(f)   $  2,628        2.00%(g)        0.75%           136%          2.07%
    (0.15)        20.02        23.73          2,372        2.04(g)         0.58            189           2.07
    (0.20)        16.31       (16.80)         1,992        2.04(g)         0.83            315           2.04
    (0.24)        19.84        (0.78)         3,220        2.03            1.10            226           2.03
    (1.54)        20.24       (10.74)         2,532        1.98(g)         1.45             88           2.00

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                 NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                   VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                 BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                 OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                 -----------------------------------------------------------------------------------------
VALUE
PRIMARY A SHARES
Year ended 3/31/2005(c)........   $11.85        $ 0.20           $ 1.27           $  1.47         $(0.20)       $   --
Year ended 3/31/2004(c)........     8.48          0.16             3.36              3.52          (0.15)           --
Year ended 3/31/2003(c)........    11.96          0.14            (3.31)            (3.17)         (0.13)        (0.18)
Year ended 3/31/2002(c)........    12.39          0.12             0.58              0.70          (0.10)        (1.03)
Year ended 3/31/2001...........    16.24          0.17            (0.42)            (0.25)         (0.18)        (3.42)
INVESTOR A SHARES
Year ended 3/31/2005(c)........   $11.84        $ 0.17           $ 1.26           $  1.43         $(0.17)       $   --
Year ended 3/31/2004(c)........     8.46          0.14             3.36              3.50          (0.12)           --
Year ended 3/31/2003(c)........    11.94          0.11            (3.31)            (3.20)         (0.10)        (0.18)
Year ended 3/31/2002(c)........    12.38          0.09             0.58              0.67          (0.08)        (1.03)
Year ended 3/31/2001...........    16.24          0.14            (0.43)            (0.29)         (0.15)        (3.42)
INVESTOR B SHARES
Year ended 3/31/2005(c)........   $11.53        $ 0.08           $ 1.22           $  1.30         $(0.08)       $   --
Year ended 3/31/2004(c)........     8.25          0.05             3.27              3.32          (0.04)           --
Year ended 3/31/2003(c)........    11.66          0.03            (3.22)            (3.19)         (0.04)        (0.18)
Year ended 3/31/2002(c)........    12.13          0.00(g)          0.59              0.59          (0.03)        (1.03)
Year ended 3/31/2001...........    16.00          0.04            (0.43)            (0.39)         (0.06)        (3.42)
INVESTOR C SHARES
Year ended 3/31/2005(c)........   $11.52        $ 0.08           $ 1.22           $  1.30         $(0.07)       $   --
Year ended 3/31/2004(c)........     8.24          0.05             3.27              3.32          (0.04)           --
Year ended 3/31/2003(c)........    11.65          0.04            (3.22)            (3.18)         (0.05)        (0.18)
Year ended 3/31/2002(c)........    12.13          0.00(g)          0.58              0.58          (0.03)        (1.03)
Year ended 3/31/2001...........    15.99          0.04            (0.42)            (0.38)         (0.06)        (3.42)

---------------
(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.87% for Primary A Shares, 1.12% for Investor A Shares and 1.87% each for Investor B and Investor C Shares.

(e)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (f)
   The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(g)Amount represents less than $0.01 per share.

(h)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.93% for Primary A Shares, 1.18% for Investor A Shares and 1.93% each for Investor B and Investor C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 136

NATIONS FUNDS

                                                                                                   WITHOUT WAIVERS
                                                                                                   AND/OR EXPENSE
                                                                                                   REIMBURSEMENTS
                                                                                                   ---------------
                                                         RATIO OF      RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET               NET ASSETS      OPERATING       INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                   END OF         EXPENSES      INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF       TOTAL       PERIOD        TO AVERAGE      TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN(A)     (000)       NET ASSETS(B)     NET ASSETS       RATE       NET ASSETS(B)
------------------------------------------------------------------------------------------------------------------



   $(0.20)       $13.12       12.51%    $1,376,691         0.77%            1.66%          52%          0.90%(d)
    (0.15)        11.85       41.63      1,101,872         0.89(e)(f)       1.49           69           0.96(h)
    (0.31)         8.48      (26.95)       451,815         0.97             1.43           75           0.97
    (1.13)        11.96        5.64        513,206         0.95(e)          1.02          135           0.95
    (3.60)        12.39       (1.97)       844,432         0.94(e)          1.28          181           0.94



   $(0.17)       $13.10       12.16%    $  292,037         1.02%            1.41%          52%          1.15%(d)
    (0.12)        11.84       41.51        211,227         1.14(e)(f)       1.24           69           1.21(h)
    (0.28)         8.46      (27.17)        43,364         1.22             1.18           75           1.22
    (1.11)        11.94        5.33         58,144         1.20(e)          0.77          135           1.20
    (3.57)        12.38       (2.29)        65,975         1.19(e)          1.03          181           1.19



   $(0.08)       $12.75       11.31%    $   84,756         1.77%            0.66%          52%          1.90%(d)
    (0.04)        11.53       40.30         87,314         1.89(e)(f)       0.49           69           1.96(h)
    (0.22)         8.25      (27.72)        37,399         1.97             0.43           75           1.97
    (1.06)        11.66        4.66         80,162         1.95(e)          0.02          135           1.95
    (3.48)        12.13       (3.05)        93,064         1.94(e)          0.28          181           1.94



   $(0.07)       $12.75       11.36%    $   17,210         1.77%            0.66%          52%          1.90%(d)
    (0.04)        11.52       40.29         28,832         1.89(e)(f)       0.49           69           1.96(h)
    (0.23)         8.24      (27.72)         4,694         1.97             0.43           75           1.97
    (1.06)        11.65        4.58          7,496         1.95(e)          0.02          135           1.95
    (3.48)        12.13       (2.98)         8,479         1.94(e)          0.28          181           1.94

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                 NET ASSET                       NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                   VALUE           NET          AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                 BEGINNING      INVESTMENT      GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                 OF PERIOD   INCOME/(LOSS)(G)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                 --------------------------------------------------------------------------------------------
MIDCAP VALUE
PRIMARY A SHARES
Year ended 3/31/2005...........   $12.79          $0.16             $ 2.23(d)        $ 2.39          $(0.15)       $(1.00)
Year ended 3/31/2004...........     8.72           0.12               4.07             4.19           (0.12)           --
Year ended 3/31/2003...........    11.32           0.10              (2.61)           (2.51)          (0.07)        (0.02)
Period ended 3/31/2002(g)......    10.00           0.06               1.30             1.36           (0.04)           --
INVESTOR A SHARES
Year ended 3/31/2005...........   $12.77          $0.13             $ 2.23(d)        $ 2.36          $(0.12)       $(1.00)
Year ended 3/31/2004...........     8.71           0.09               4.06             4.15           (0.09)           --
Year ended 3/31/2003...........    11.30           0.08              (2.60)           (2.52)          (0.05)        (0.02)
Period ended 3/31/2002(g)......    10.00           0.04               1.30             1.34           (0.04)           --
INVESTOR B SHARES
Year ended 3/31/2005...........   $12.70          $0.03             $ 2.20(d)        $ 2.23          $(0.05)       $(1.00)
Year ended 3/31/2004...........     8.67           0.00(j)            4.05             4.05           (0.02)           --
Year ended 3/31/2003...........    11.29           0.01              (2.59)           (2.58)          (0.02)        (0.02)
Period ended 3/31/2002(g)......    10.00          (0.04)              1.35             1.31           (0.02)           --
INVESTOR C SHARES
Year ended 3/31/2005...........   $12.73          $0.05             $ 2.19(d)        $ 2.24          $(0.05)       $(1.00)
Year ended 3/31/2004...........     8.69           0.00(j)            4.05             4.05           (0.01)           --
Year ended 3/31/2003...........    11.31           0.01              (2.59)           (2.58)          (0.02)        (0.02)
Period ended 3/31/2002(g)......    10.00          (0.05)              1.36             1.31           (0.00)(i)        --

---------------

(a)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.01 for Primary A, Investor A, Investor B and Investor C Shares.

(e)Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 20.07%, 19.81%, 18.82% and 18.88% for Primary A, Investor A, Investor B and Investor C Shares.

 (f)
   The effect of interest expense on the operating expense ratio was less than 0.01%.

(g)MidCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on November 20, 2001.

(h)Annualized.

 (i)
   Amount represents less than $0.01 per share.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 138

NATIONS FUNDS

                                                                                                                   WITHOUT WAIVERS
                                                                                                                   AND/OR EXPENSE
                                                                                                                   REIMBURSEMENTS
                                                                                                                   ---------------
                                                                        RATIO OF        RATIO OF                      RATIO OF
    TOTAL       INCREASE DUE    NET ASSET                 NET ASSETS    OPERATING    NET INVESTMENT                   OPERATING
  DIVIDENDS      TO CAPITAL       VALUE                     END OF     EXPENSES TO  INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND        CONTRIBUTIONS    END OF        TOTAL        PERIOD     AVERAGE NET    AVERAGE NET      TURNOVER      AVERAGE NET
DISTRIBUTIONS   (SEE NOTE 3)     PERIOD      RETURN(B)      (000)       ASSETS(C)        ASSETS          RATE         ASSETS(C)
----------------------------------------------------------------------------------------------------------------------------------
   $(1.15)          $0.01        $14.04       20.16%(e)    $591,318       0.95%(f)        1.24%           61%           0.95%
    (0.12)             --         12.79       48.18         492,327       1.03            1.04            79            1.03
    (0.09)             --          8.72      (22.27)        294,087       1.16            1.11            98            1.16
    (0.04)             --         11.32       13.63          98,888       1.25(h)         0.64(h)         19            2.03(h)
   $(1.12)          $0.01        $14.02       19.90%(e)    $ 10,258       1.20%(f)        0.99%           61%           1.20%
    (0.09)             --         12.77       47.80           8,121       1.28            0.79            79            1.28
    (0.07)             --          8.71      (22.36)          3,270       1.41            0.86            98            1.41
    (0.04)             --         11.30       13.37             573       1.50(h)         0.39(h)         19            2.28(h)
   $(1.05)          $0.01        $13.89       18.91%(e)    $  4,447       1.95%(f)        0.24%           61%           1.95%
    (0.02)             --         12.70       46.56           3,650       2.03            0.04            79            2.03
    (0.04)             --          8.67      (22.93)          1,961       2.16            0.11            98            2.16
    (0.02)             --         11.29       13.14             524       2.25(h)    (0.36)(h)            19            3.03(h)
   $(1.05)          $0.01        $13.93       18.97%(e)    $    944       1.95%(f)        0.36%           61%           1.95%
    (0.01)             --         12.73       46.66             684       2.03            0.04            79            2.03
    (0.04)             --          8.69      (22.89)            362       2.16            0.11            98            2.16
    (0.00)(i)          --         11.31       13.10              93       2.25(h)    (0.36)(h)            19            3.03(h)

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                 NET ASSET                       NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                   VALUE           NET          AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                 BEGINNING      INVESTMENT      GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                 OF PERIOD   INCOME/(LOSS)(A)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                 --------------------------------------------------------------------------------------------
SMALLCAP VALUE
PRIMARY A SHARES
Year ended 3/31/2005...........   $12.30          $(0.01)           $ 1.48           $ 1.47          $   --        $(1.17)
Year ended 3/31/2004...........     7.73            0.02              4.67             4.69           (0.03)        (0.09)
Period ended 3/31/2003(e)......    10.00            0.03             (2.28)           (2.25)          (0.02)           --
INVESTOR A SHARES
Year ended 3/31/2005...........   $12.26          $(0.04)           $ 1.47           $ 1.43          $   --        $(1.17)
Year ended 3/31/2004...........     7.71           (0.01)             4.67             4.66           (0.02)        (0.09)
Period ended 3/31/2003(e)......    10.00            0.01             (2.28)           (2.27)          (0.02)           --
INVESTOR B SHARES
Year ended 3/31/2005...........   $12.13          $(0.12)           $ 1.44           $ 1.32          $   --        $(1.17)
Year ended 3/31/2004...........     7.68           (0.09)             4.63             4.54              --         (0.09)
Period ended 3/31/2003(e)......    10.00           (0.04)            (2.28)           (2.32)          (0.00)(g)        --
INVESTOR C SHARES
Year ended 3/31/2005...........   $12.13          $(0.12)           $ 1.43           $ 1.31          $   --        $(1.17)
Year ended 3/31/2004...........     7.67           (0.09)             4.64             4.55              --         (0.09)
Period ended 3/31/2003(e)......    10.00           (0.04)            (2.29)           (2.33)          (0.00)(g)        --

---------------

(a)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)SmallCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on May 1, 2002.

 (f)
   Annualized.

(g)Amount represents less than $0.01 per share.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 140

NATIONS FUNDS

                                                                                              WITHOUT WAIVERS
                                                                                              AND/OR EXPENSE
                                                                                              REIMBURSEMENTS
                                                                                              ---------------
                                                       RATIO OF    RATIO OF NET                  RATIO OF
    TOTAL       NET ASSET               NET ASSETS    OPERATING     INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                   END OF     EXPENSES TO   INCOME/(LOSS)  PORTFOLIO     EXPENSES TO
     AND         END OF       TOTAL       PERIOD     AVERAGE NET    TO AVERAGE    TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN(B)     (000)       ASSETS(C)     NET ASSETS      RATE       NET ASSETS(C)
-------------------------------------------------------------------------------------------------------------

   $(1.17)       $12.60      13.72%      $197,829        1.22%(d)     (0.05)%         61%          1.24%
    (0.12)        12.30       60.96       151,556        1.30          0.15          111           1.35
    (0.02)         7.73      (22.50)       70,168        1.30(f)       0.45(f)        89           1.57(f)

   $(1.17)       $12.52      13.42%      $  4,868        1.47%(d)     (0.30)%         61%          1.49%
    (0.11)        12.26       60.64         3,840        1.55         (0.10)         111           1.60
    (0.02)         7.71      (22.75)        1,122        1.55(f)       0.20(f)        89           1.82(f)

   $(1.17)       $12.28      12.59%      $  1,569        2.22%(d)     (1.05)%         61%          2.24%
    (0.09)        12.13       59.34         1,395        2.30         (0.85)         111           2.35
    (0.00)(h)      7.68      (23.20)          341        2.30(f)      (0.55)(f)       89           2.57(f)

   $(1.17)       $12.27      12.51%      $    370        2.22%(d)     (1.05)%         61%          2.24%
    (0.09)        12.13       59.54           278        2.30         (0.85)         111           2.35
    (0.00)(h)      7.67      (23.29)           56        2.30(f)      (0.55)(f)       89           2.57(f)

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE     REALIZED
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS       GAINS
                                            ----------------------------------------------------------------------------
GROWTH(A)
PRIMARY A SHARES
Year ended 3/31/2005(c)...................   $15.96        $ 0.01           $ 1.28           $ 1.29           $   --
Year ended 3/31/2004(c)...................    11.95         (0.02)            4.03             4.01               --
Year ended 3/31/2003(c)...................    14.79         (0.05)           (2.79)           (2.84)              --
Year ended 3/31/2002(c)...................    14.91         (0.06)           (0.06)           (0.12)              --
Year ended 3/31/2001......................    21.61         (0.01)           (6.53)           (6.54)           (0.16)
INVESTOR A SHARES
Year ended 3/31/2005(c)...................   $15.80        $(0.03)          $ 1.27           $ 1.24           $   --
Year ended 3/31/2004(c)...................    11.86         (0.06)            4.00             3.94               --
Year ended 3/31/2003(c)...................    14.72         (0.08)           (2.78)           (2.86)              --
Year ended 3/31/2002(c)...................    14.87         (0.09)           (0.06)           (0.15)              --
Year ended 3/31/2001......................    21.62         (0.05)           (6.54)           (6.59)           (0.16)
INVESTOR B SHARES
Year ended 3/31/2005(c)...................   $15.12        $(0.15)          $ 1.21           $ 1.06           $   --
Year ended 3/31/2004(c)...................    11.43         (0.16)            3.85             3.69               --
Year ended 3/31/2003(c)...................    14.29         (0.17)           (2.69)           (2.86)              --
Year ended 3/31/2002(c)...................    14.55         (0.20)           (0.06)           (0.26)              --
Year ended 3/31/2001......................    21.31         (0.18)           (6.42)           (6.60)           (0.16)
INVESTOR C SHARES
Year ended 3/31/2005(c)...................   $15.14        $(0.15)          $ 1.21           $ 1.06           $   --
Year ended 3/31/2004(c)...................    11.44         (0.17)            3.87             3.70               --
Year ended 3/31/2003(c)...................    14.31         (0.17)           (2.70)           (2.87)              --
Year ended 3/31/2002(c)...................    14.57         (0.20)           (0.06)           (0.26)              --
Year ended 3/31/2001......................    21.34         (0.17)           (6.44)           (6.61)           (0.16)

---------------

(a)The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Growth Master Portfolio.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.05% for Primary A Shares, 1.30% for Investor A Shares and 2.05% each for Investor B and Investor C Shares.

(e)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Primary A Shares, 1.37% for Investor A Shares and 2.12% each for Investor B and Investor C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 142

NATIONS FUNDS

                                                                          WITHOUT WAIVERS
                                                                           AND/OR EXPENSE
                                                                           REIMBURSEMENTS
                                                                          ----------------
                                          RATIO OF         RATIO OF           RATIO OF
                            NET ASSETS    OPERATING     NET INVESTMENT       OPERATING
  NET ASSET                   END OF     EXPENSES TO   INCOME/(LOSS) TO     EXPENSES TO
    VALUE         TOTAL       PERIOD     AVERAGE NET     AVERAGE NET          AVERAGE
END OF PERIOD   RETURN(B)     (000)        ASSETS           ASSETS           NET ASSETS
------------------------------------------------------------------------------------------

   $17.25          8.08%     $774,996       1.05%            0.04%              1.08%(d)
    15.96         33.56       371,942       1.12            (0.17)              1.14(e)
    11.95        (19.20)      106,436       1.17            (0.37)              1.17
    14.79         (0.80)       58,752       1.14            (0.39)              1.14
    14.91        (30.42)       80,526       1.10            (0.03)              1.10

   $17.04          7.85%     $988,948       1.30%           (0.21)%             1.33%(d)
    15.80         33.22       546,537       1.37            (0.42)              1.39(e)
    11.86        (19.43)      279,840       1.42            (0.62)              1.42
    14.72         (1.01)      217,963       1.39            (0.64)              1.39
    14.87        (30.63)      164,031       1.35            (0.28)              1.35

   $16.18          7.01%     $194,668       2.05%           (0.96)%             2.08%(d)
    15.12         32.28       200,270       2.12            (1.17)              2.14(e)
    11.43        (20.01)      137,432       2.17            (1.37)              2.17
    14.29         (1.79)      209,503       2.14            (1.39)              2.14
    14.55        (31.13)      239,621       2.10            (1.03)              2.10

   $16.20          7.00%     $352,016       2.05%           (0.96)%             2.08%(d)
    15.14         32.34       177,599       2.12            (1.17)              2.14(e)
    11.44        (20.06)       55,913       2.17            (1.37)              2.17
    14.31         (1.78)       31,886       2.14            (1.39)              2.14
    14.57        (31.10)       32,365       2.10            (1.03)              2.10

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                 NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                   VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                 BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                 OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                 -----------------------------------------------------------------------------------------
STRATEGIC GROWTH(A)
PRIMARY A SHARES
Year ended 3/31/2005(c)........   $11.58        $ 0.13           $ 0.45(d)        $ 0.58          $(0.13)       $   --
Year ended 3/31/2004(c)........     8.78          0.05             2.81             2.86           (0.06)           --
Year ended 3/31/2003(c)........    12.35          0.07            (3.59)           (3.52)          (0.05)           --
Year ended 3/31/2002(c)........    12.47          0.02            (0.12)           (0.10)          (0.02)           --
Year ended 3/31/2001...........    17.03         (0.01)           (4.51)           (4.52)          (0.01)        (0.03)
INVESTOR A SHARES
Year ended 3/31/2005(c)........   $11.55        $ 0.10           $ 0.45(d)        $ 0.55          $(0.10)       $   --
Year ended 3/31/2004(c)........     8.76          0.03             2.79             2.82           (0.03)           --
Year ended 3/31/2003(c)........    12.31          0.04            (3.56)           (3.52)          (0.03)           --
Year ended 3/31/2002(c)........    12.44         (0.01)           (0.11)           (0.12)          (0.01)           --
Year ended 3/31/2001...........    16.98         (0.04)           (4.47)           (4.51)             --         (0.03)
INVESTOR B SHARES
Year ended 3/31/2005(c)........   $11.21        $ 0.02           $ 0.42(d)        $ 0.44          $(0.00)(l)    $   --
Year ended 3/31/2004(c)........     8.54         (0.05)            2.72             2.67              --            --
Year ended 3/31/2003(c)........    12.07         (0.03)           (3.50)           (3.53)          (0.00)(l)        --
Year ended 3/31/2002(c)........    12.29         (0.10)           (0.12)           (0.22)          (0.00)(l)        --
Year ended 3/31/2001...........    16.90         (0.14)           (4.44)           (4.58)             --         (0.03)
INVESTOR C SHARES
Year ended 3/31/2005(c)........   $11.21        $ 0.02           $ 0.42(d)        $ 0.44          $(0.01)       $   --
Year ended 3/31/2004(c)........     8.54         (0.05)            2.72             2.67              --            --
Year ended 3/31/2003(c)........    12.08         (0.03)           (3.51)           (3.54)             --            --
Year ended 3/31/2002(c)........    12.30         (0.10)           (0.12)           (0.22)          (0.00)(l)        --
Year ended 3/31/2001...........    16.92         (0.14)           (4.45)           (4.59)             --         (0.03)

---------------

(a)The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Strategic Growth Master Portfolio.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(d)The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was less than $0.01 for Primary A, Investor A, Investor B, and Investor C Shares.

(e)Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.97%, 4.70%, 3.92% and 3.90% for Primary A, Investor A, Investor B and Investor C Shares.

 (f)
   The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.88% for Primary A Shares, 1.13% for Investor A Shares and 1.88% each for Investor B and Investor C Shares.

(g)The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01% for the year ended March 31, 2004.

(h)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursement would have been 0.93% for Primary A Shares, 1.18% for Investor A Shares and 1.93% each for Investor B and Investor C Shares.

 (i)
   Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.

 (j)
   The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(k)The effect of interest expense on the operating expense ratio was less than 0.01%

 (l)
   Amount represents less than $0.01 per share.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 144

NATIONS FUNDS

                                                                                                       WITHOUT WAIVERS
                                                                                                       AND/OR EXPENSE
                                                                                                       REIMBURSEMENTS
                                                                                                       ---------------
                                                            RATIO OF        RATIO OF                      RATIO OF
    TOTAL       NET ASSET                   NET ASSETS      OPERATING    NET INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                       END OF       EXPENSES TO  INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND         END OF         TOTAL         PERIOD       AVERAGE NET    AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD       RETURN(B)        (000)         ASSETS          ASSETS          RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------

   $(0.13)       $12.03          4.98%(e)   $1,187,622     0.87%(g)(k)        1.14%           --            0.90%(f)
    (0.06)        11.58         32.58        1,517,644     0.93(g)            0.52            --            0.96(h)
    (0.05)         8.78        (28.55)       1,393,260     0.94               0.69            15%(i)        0.94
    (0.02)        12.35         (0.83)       1,230,030     0.94(j)            0.20            71            0.94(j)
    (0.04)        12.47        (26.62)       1,182,028     0.94(j)(k)        (0.09)           56            0.94(j)
   $(0.10)       $12.00          4.71%(e)   $  213,513     1.12%(g)(k)        0.89%           --            1.15%(f)
    (0.03)        11.55         32.21          245,616     1.18(g)            0.27            --            1.21(h)
    (0.03)         8.76        (28.61)         213,691     1.19               0.44            15%(i)        1.19
    (0.01)        12.31         (0.97)          26,742     1.19(j)           (0.05)           71            1.19(j)
    (0.03)        12.44        (26.62)          11,895     1.19(j)(k)        (0.34)           56            1.19(j)
   $(0.00)(l)    $11.65          3.93%(e)   $   37,140     1.87%(g)(k)        0.14%           --            1.90%(f)
       --         11.21         31.26           44,571     1.93(g)           (0.48)           --            1.96(h)
    (0.00)(l)      8.54        (29.23)          38,972     1.94              (0.31)           15%(i)        1.94
    (0.00)(l)     12.07         (1.78)           8,358     1.94(j)           (0.80)           71            1.94(j)
    (0.03)        12.29        (27.16)           6,758     1.94(j)(k)        (1.09)           56            1.94(j)
   $(0.01)       $11.64          3.91%(e)   $   14,899     1.87%(g)(k)        0.14%           --            1.90%(f)
       --         11.21         31.26           16,702     1.93(g)           (0.48)           --            1.96(h)
       --          8.54        (29.30)          12,857     1.94              (0.31)           15%(i)        1.94
    (0.00)(l)     12.08         (1.78)           2,645     1.94(j)           (0.80)           71            1.94(j)
    (0.03)        12.30        (27.14)           2,137     1.94(j)(k)        (1.09)           56            1.94(j)

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE     REALIZED
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS       GAINS
                                            ----------------------------------------------------------------------------
FOCUSED EQUITIES(A)
PRIMARY A SHARES
Year ended 3/31/2005(c)...................   $16.98        $(0.02)          $ 0.96           $ 0.94            $  --
Year ended 3/31/2004(c)...................    12.81         (0.04)            4.21             4.17               --
Year ended 3/31/2003(c)...................    15.87         (0.05)           (3.01)           (3.06)              --
Year ended 3/31/2002(c)...................    15.37         (0.05)            0.55             0.50               --
Year ended 3/31/2001......................    22.59         (0.01)           (7.13)           (7.14)           (0.08)
INVESTOR A SHARES
Year ended 3/31/2005(c)...................   $16.79        $(0.06)          $ 0.94           $ 0.88            $  --
Year ended 3/31/2004(c)...................    12.70         (0.08)            4.17             4.09               --
Year ended 3/31/2003(c)...................    15.77         (0.08)           (2.99)           (3.07)              --
Year ended 3/31/2002(c)...................    15.31         (0.09)            0.55             0.46               --
Year ended 3/31/2001......................    22.56         (0.06)           (7.11)           (7.17)           (0.08)
INVESTOR B SHARES
Year ended 3/31/2005(c)...................   $16.08        $(0.18)          $ 0.90           $ 0.72            $  --
Year ended 3/31/2004(c)...................    12.25         (0.19)            4.02             3.83               --
Year ended 3/31/2003(c)...................    15.33         (0.18)           (2.90)           (3.08)              --
Year ended 3/31/2002(c)...................    15.00         (0.20)            0.53             0.33               --
Year ended 3/31/2001......................    22.26         (0.20)           (6.98)           (7.18)           (0.08)
INVESTOR C SHARES
Year ended 3/31/2005(c)...................   $16.13        $(0.18)          $ 0.90           $ 0.72            $  --
Year ended 3/31/2004(c)...................    12.29         (0.19)            4.03             3.84               --
Year ended 3/31/2003(c)...................    15.38         (0.18)           (2.91)           (3.09)              --
Year ended 3/31/2002(c)...................    15.05         (0.20)            0.53             0.33               --
Year ended 3/31/2001......................    22.33         (0.20)           (7.00)           (7.20)           (0.08)

---------------

(a)The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Focused Equities Master Portfolio.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.05% for Primary A Shares, 1.30% for Investor A Shares and 2.05% each for Investor B and Investor C Shares.

(e)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.09% for Primary A Shares, 1.34% for Investor A Shares and 2.09% each for Investor B and Investor C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 146

NATIONS FUNDS

                                                                         WITHOUT WAIVERS
                                                                         AND/OR EXPENSE
                                                                         REIMBURSEMENTS
                                                                         ---------------
                                          RATIO OF        RATIO OF          RATIO OF
                            NET ASSETS    OPERATING    NET INVESTMENT       OPERATING
  NET ASSET                   END OF     EXPENSES TO  INCOME/(LOSS) TO     EXPENSES TO
    VALUE         TOTAL       PERIOD     AVERAGE NET    AVERAGE NET          AVERAGE
END OF PERIOD   RETURN(B)     (000)        ASSETS          ASSETS          NET ASSETS
----------------------------------------------------------------------------------------

   $17.92          5.54%    $  751,124      1.05%          (0.12)%            1.08%(d)
    16.98         32.55        701,306      1.09           (0.24)             1.12(e)
    12.81        (19.28)       384,706      1.12           (0.35)             1.12
    15.87          3.25        346,435      1.11           (0.33)             1.11
    15.37        (31.67)       354,798      1.09           (0.05)             1.09

   $17.67          5.24%    $1,256,948      1.30%          (0.37)%            1.33%(d)
    16.79         32.20      1,030,985      1.34           (0.49)             1.37(e)
    12.70        (19.47)       537,958      1.37           (0.60)             1.37
    15.77          3.00        507,590      1.36           (0.58)             1.36
    15.31        (31.80)       491,437      1.34           (0.30)             1.34

   $16.80          4.48%    $  517,489      2.05%          (1.12)%            2.08%(d)
    16.08         31.27        576,884      2.09           (1.24)             2.12(e)
    12.25        (20.09)       462,082      2.12           (1.35)             2.12
    15.33          2.20        679,688      2.11           (1.33)             2.11
    15.00        (32.32)       741,285      2.09           (1.05)             2.09

   $16.85          4.46%    $  382,989      2.05%          (1.12)%            2.08%(d)
    16.13         31.24        342,885      2.09           (1.24)             2.12(e)
    12.29        (20.09)       175,032      2.12           (1.35)             2.12
    15.38          2.19        188,842      2.11           (1.33)             2.11
    15.05        (32.31)       203,642      2.09           (1.05)             2.09

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE     REALIZED
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS       GAINS
                                            ----------------------------------------------------------------------------
MIDCAP GROWTH
PRIMARY A SHARES
Year ended 3/31/2005(c)...................   $11.74        $(0.05)          $ 0.64(d)        $ 0.59           $   --
Year ended 3/31/2004(c)...................     8.66         (0.05)            3.13             3.08               --
Year ended 3/31/2003(c)...................    13.21         (0.04)           (4.51)           (4.55)              --
Year ended 3/31/2002(c)...................    14.63         (0.05)           (1.37)           (1.42)              --
Year ended 3/31/2001......................    22.41         (0.03)           (4.02)           (4.05)           (3.73)
INVESTOR A SHARES
Year ended 3/31/2005(c)...................   $11.26        $(0.08)          $ 0.62(d)        $ 0.54           $   --
Year ended 3/31/2004(c)...................     8.33         (0.07)            3.00             2.93               --
Year ended 3/31/2003(c)...................    12.73         (0.07)           (4.33)           (4.40)              --
Year ended 3/31/2002(c)...................    14.14         (0.09)           (1.32)           (1.41)              --
Year ended 3/31/2001......................    21.87         (0.09)           (3.91)           (4.00)           (3.73)
INVESTOR B SHARES
Year ended 3/31/2005(c)...................   $10.02        $(0.14)          $ 0.54(d)        $ 0.40           $   --
Year ended 3/31/2004(c)...................     7.46         (0.13)            2.69             2.56               --
Year ended 3/31/2003(c)...................    11.51         (0.12)           (3.93)           (4.05)              --
Year ended 3/31/2002(c)...................    12.87         (0.17)           (1.19)           (1.36)              --
Year ended 3/31/2001......................    20.38         (0.19)           (3.59)           (3.78)           (3.73)
INVESTOR C SHARES
Year ended 3/31/2005(c)...................   $10.08        $(0.14)          $ 0.54(d)        $ 0.40           $   --
Year ended 3/31/2004(c)...................     7.51         (0.13)            2.70             2.57               --
Year ended 3/31/2003(c)...................    11.57         (0.12)           (3.94)           (4.06)              --
Year ended 3/31/2002(c)...................    12.95         (0.17)           (1.21)           (1.38)              --
Year ended 3/31/2001......................    20.47         (0.17)           (3.62)           (3.79)           (3.73)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(d)The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.02 for Primary A, Investor A, Investor B, and Investor C Shares.

(e)Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.81%, 4.58%, 3.78% and 3.77% for Primary A, Investor A, Investor B and Investor C Shares.

 (f)
   The effect of interest expense on the operating expense ratio was less than 0.01%.

(g)The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers).

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 148

NATIONS FUNDS

                                                                               WITHOUT WAIVERS
                                                                               AND/OR EXPENSE
                                                                               REIMBURSEMENTS
                                                                               ---------------
                                      RATIO OF       RATIO OF                     RATIO OF
NET ASSET               NET ASSETS    OPERATING   NET INVESTMENT                  OPERATING
  VALUE                   END OF     EXPENSES TO  INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
 END OF       TOTAL       PERIOD     AVERAGE NET    TO AVERAGE     TURNOVER        AVERAGE
 PERIOD     RETURN(A)     (000)       ASSETS(B)     NET ASSETS       RATE       NET ASSETS(B)
----------------------------------------------------------------------------------------------

 $12.33        5.03%(e)  $424,465    0.97%(f)(g)      (0.42)%         148%          0.98%
  11.74       35.57       461,304    0.96(f)          (0.46)           65           0.96
   8.66      (34.44)      402,987    0.97(f)          (0.45)           58           0.97
  13.21       (9.71)      547,514    0.97(f)          (0.39)           39           0.97
  14.63      (20.67)      388,152    0.98             (0.27)           39           0.98
 $11.80        4.80%(e)  $ 21,287    1.22%(f)(g)      (0.67)%         148%          1.23%
  11.26       35.17        22,673    1.21(f)          (0.71)           65           1.21
   8.33      (34.56)       18,120    1.22(f)          (0.70)           58           1.22
  12.73       (9.97)       32,138    1.22(f)          (0.64)           39           1.22
  14.14      (20.98)       16,536    1.23             (0.52)           39           1.23
 $10.42        3.99%(e)  $ 22,986    1.97%(f)(g)      (1.42)%         148%          1.98%
  10.02       34.32        26,662    1.96(f)          (1.46)           65           1.96
   7.46      (35.19)       21,990    1.97(f)          (1.45)           58           1.97
  11.51      (10.57)       45,368    1.97(f)          (1.39)           39           1.97
  12.87      (21.51)       44,261    1.98             (1.27)           39           1.98
 $10.48        3.97%(e)  $  1,495    1.97%(f)(g)      (1.42)%         148%          1.98%
  10.08       34.22         1,816    1.96(f)          (1.46)           65           1.96
   7.51      (35.09)        1,709    1.97(f)          (1.45)           58           1.97
  11.57      (10.66)        3,024    1.97(f)          (1.39)           39           1.97
  12.95      (21.46)        3,248    1.98             (1.27)           39           1.98

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    NET ASSET
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      VALUE
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE    END OF
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS    PERIOD
                                            ------------------------------------------------------------------------
21ST CENTURY
PRIMARY A SHARES
Year ended 3/31/2005(b)...................   $ 9.80        $(0.03)          $ 0.98           $ 0.95         $10.75
Year ended 3/31/2004(b)...................     6.24         (0.03)            3.59             3.56           9.80
Year ended 3/31/2003(b)...................     7.10         (0.05)           (0.81)           (0.86)          6.24
Year ended 3/31/2002(b)...................     6.99         (0.05)            0.16             0.11           7.10
Period ended 3/31/2001(f).................    10.00         (0.03)           (2.98)           (3.01)          6.99
INVESTOR A SHARES
Year ended 3/31/2005(b)...................   $ 9.70        $(0.05)          $ 0.96           $ 0.91         $10.61
Year ended 3/31/2004(b)...................     6.19         (0.05)            3.56             3.51           9.70
Year ended 3/31/2003(b)...................     7.06         (0.07)           (0.80)           (0.87)          6.19
Year ended 3/31/2002(b)...................     6.97         (0.07)            0.16             0.09           7.06
Period ended 3/31/2001(f).................    10.00         (0.06)           (2.97)           (3.03)          6.97
INVESTOR B SHARES
Year ended 3/31/2005(b)...................   $ 9.42        $(0.12)          $ 0.92           $ 0.80         $10.22
Year ended 3/31/2004(b)...................     6.05         (0.13)            3.50             3.37           9.42
Year ended 3/31/2003(b)...................     6.96         (0.12)           (0.79)           (0.91)          6.05
Year ended 3/31/2002(b)...................     6.92         (0.12)            0.16             0.04           6.96
Period ended 3/31/2001(f).................    10.00         (0.11)           (2.97)           (3.08)          6.92
INVESTOR C SHARES
Year ended 3/31/2005(b)...................   $ 9.42        $(0.12)          $ 0.92           $ 0.80         $10.22
Year ended 3/31/2004(b)...................     6.05         (0.13)            3.50             3.37           9.42
Year ended 3/31/2003(b)...................     6.96         (0.12)           (0.79)           (0.91)          6.05
Year ended 3/31/2002(b)...................     6.92         (0.12)            0.16             0.04           6.96
Period ended 3/31/2001(f).................    10.00         (0.11)           (2.97)           (3.08)          6.92

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(c)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)Reflects overall Fund ratios for investment income.

 (f)
   21st Century Primary A, Investor A, Investor B and Investor C Shares commenced operations on April 10, 2000.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 150

NATIONS FUNDS

                                                                 WITHOUT WAIVERS
                                                                 AND/OR EXPENSE
                                                                 REIMBURSEMENTS
                                                                 ---------------
                          RATIO OF    RATIO OF NET                  RATIO OF
            NET ASSETS    OPERATING    INVESTMENT                   OPERATING
              END OF     EXPENSES TO  INCOME/(LOSS)  PORTFOLIO     EXPENSES TO
  TOTAL       PERIOD     AVERAGE NET   TO AVERAGE    TURNOVER        AVERAGE
RETURN(A)     (000)        ASSETS      NET ASSETS      RATE        NET ASSETS
--------------------------------------------------------------------------------

   9.69%     $114,896    1.15%(c)(d)    (0.25)%         130%          1.15%(c)
  57.05        37,027    1.24(c)(d)     (0.34)(e)       204           1.24(c)
 (12.11)        3,543    1.45(c)(d)     (0.81)          308           1.46(c)
   1.57         3,356    1.37(c)        (0.72)          419           1.37(c)
 (30.10)        5,686    1.35(a)        (0.41)(a)       426           1.35(a)

   9.38%     $187,094    1.40%(c)(d)    (0.50)%         130%          1.40%(c)
  56.70        48,630    1.49(c)(d)     (0.59)(e)       204           1.49(c)
 (12.32)       10,853    1.70(c)(d)     (1.06)          308           1.71(c)
   1.29        14,741    1.62(c)        (0.97)          419           1.62(c)
 (30.30)       19,644    1.60(a)        (0.66)(a)       426           1.60(a)

   8.49%     $ 60,495    2.15%(c)(d)    (1.25)%         130%          2.15%(c)
  55.70        48,277    2.24(c)(d)     (1.34)(e)       204           2.24(c)
 (13.07)       29,562    2.45(c)(d)     (1.81)          308           2.46(c)
   0.58        43,187    2.37(c)        (1.72)          419           2.37(c)
 (30.80)       50,404    2.35(a)        (1.41)(a)       426           2.35(a)

   8.49%     $ 38,460    2.15%(c)(d)    (1.25)%         130%          2.15%(c)
  55.70        14,700    2.24(c)(d)     (1.34)(e)       204           2.24(c)
 (13.07)        3,517    2.45(c)(d)     (1.81)          308           2.46(c)
   0.58         4,660    2.37(c)        (1.72)          419           2.37(c)
 (30.80)        6,557    2.35(a)        (1.41)(a)       426           2.35(a)

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE     REALIZED
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS       GAINS
                                            ----------------------------------------------------------------------------
SMALL COMPANY(A)
PRIMARY A SHARES
Year ended 3/31/2005(e)...................   $15.35        $(0.11)          $ 0.16           $ 0.05           $   --
Year ended 3/31/2004(e)...................    10.14         (0.10)            5.31             5.21               --
Year ended 3/31/2003(e)...................    15.07         (0.07)           (4.86)           (4.93)              --
Year ended 3/31/2002(e)...................    13.69         (0.07)            1.45             1.38               --
Year ended 3/31/2001......................    22.66         (0.10)           (6.67)           (6.77)           (2.20)
INVESTOR A SHARES
Year ended 3/31/2005(e)...................   $15.04        $(0.14)          $ 0.16           $ 0.02           $   --
Year ended 3/31/2004(e)...................     9.96         (0.13)            5.21             5.08               --
Year ended 3/31/2003(e)...................    14.84         (0.10)           (4.78)           (4.88)              --
Year ended 3/31/2002(e)...................    13.52         (0.10)            1.42             1.32               --
Year ended 3/31/2001......................    22.44         (0.14)           (6.58)           (6.72)           (2.20)
INVESTOR B SHARES
Year ended 3/31/2005(e)...................   $14.22        $(0.24)          $ 0.15           $(0.09)          $   --
Year ended 3/31/2004(e)...................     9.49         (0.22)            4.95             4.73               --
Year ended 3/31/2003(e)...................    14.25         (0.18)           (4.58)           (4.76)              --
Year ended 3/31/2002(e)...................    13.08         (0.20)            1.37             1.17               --
Year ended 3/31/2001......................    21.94         (0.23)           (6.43)           (6.66)           (2.20)
INVESTOR C SHARES
Year ended 3/31/2005(e)...................   $14.42        $(0.24)          $ 0.15           $(0.09)          $   --
Year ended 3/31/2004(e)...................     9.62         (0.22)            5.02             4.80               --
Year ended 3/31/2003(e)...................    14.45         (0.18)           (4.65)           (4.83)              --
Year ended 3/31/2002(e)...................    13.26         (0.20)            1.39             1.19               --
Year ended 3/31/2001......................    22.21         (0.25)           (6.50)           (6.75)           (2.20)

---------------

(a)The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Small Company Master Portfolio.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Primary A Shares, 1.37% for Investor A Shares and 2.12% each for Investor B and Investor C Shares.

(e)Per share net investment income/(loss) has been calculated using the monthly average shares method.

 (f)
   The effect of interest expense on the operating expense ratio was less than 0.01%.

(g)The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratios of operating expenses to average net assets would have been 1.15% for Primary A Shares, 1.40% for Investor A Shares and 2.15% each for Investor B and C Shares.

(h)Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.

 (i)
   The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.22% for Primary A Shares, 1.47% for Investor A Shares and 2.22% each for Investor B and Investor C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 152

NATIONS FUNDS

                                                                                     WITHOUT WAIVERS
                                                                                     AND/OR EXPENSE
                                                                                     REIMBURSEMENTS
                                                                                     ---------------
                                         RATIO OF        RATIO OF NET                   RATIO OF
NET ASSET               NET ASSETS       OPERATING        INVESTMENT                    OPERATING
  VALUE                   END OF        EXPENSES TO      INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
 END OF       TOTAL       PERIOD        AVERAGE NET       TO AVERAGE     TURNOVER        AVERAGE
 PERIOD     RETURN(B)     (000)          ASSETS(C)        NET ASSETS       RATE       NET ASSETS(C)
----------------------------------------------------------------------------------------------------

 $15.40        0.33%     $360,975          1.07%             (0.73)%        59%           1.15%(d)
  15.35       51.38       509,419          1.13(f)(g)        (0.75)         40(h)         1.25(i)
  10.14      (32.71)      410,198          1.15(f)           (0.61)         44            1.23
  15.07       10.08       572,820          1.15(f)           (0.48)         35            1.21
  13.69      (31.86)      477,246          1.15(f)           (0.52)         48            1.20

 $15.06        0.13%     $132,400          1.32%             (0.96)%        59%           1.40%(d)
  15.04       51.00       212,854          1.38(f)(g)        (1.00)         40(h)         1.50(i)
   9.96      (32.88)      128,620          1.40(f)           (0.86)         44            1.48
  14.84        9.76       157,759          1.40(f)           (0.73)         35            1.46
  13.52      (31.96)      146,457          1.40(f)           (0.77)         48            1.45

 $14.13       (0.63)%    $ 16,131          2.07%             (1.73)%        59%           2.15%(d)
  14.22       49.84        19,367          2.13(f)(g)        (1.75)         40(h)         2.25(i)
   9.49      (33.40)       12,567          2.15(f)           (1.61)         44            2.23
  14.25        8.94        17,484          2.15(f)           (1.48)         35            2.21
  13.08      (32.45)       11,744          2.15(f)           (1.52)         48            2.20

 $14.33       (0.62)%    $  3,651          2.07%             (1.73)%        59%           2.15%(d)
  14.42       49.90         5,454          2.13(f)(g)        (1.75)         40(h)         2.25(i)
   9.62      (33.43)        3,644          2.15(f)           (1.61)         44            2.23
  14.45        8.97         3,871          2.15(f)           (1.48)         35            2.21
  13.26      (32.46)        2,813          2.15(f)           (1.52)         48            2.20

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2005, Funds Trust offered fifty-six separate portfolios. These financial statements pertain only to certain domestic stock portfolios of Funds Trust (each a "Fund" and collectively, the "Funds"):

            Convertible Securities Fund
            Asset Allocation Fund
            Value Fund
            MidCap Value Fund
            SmallCap Value Fund
            Growth Fund
            Strategic Growth Fund
            Focused Equities Fund
            MidCap Growth Fund
            21st Century Fund
            Small Company Fund

Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

Growth Fund, Strategic Growth Fund, Focused Equities Fund and Small Company Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Growth Master Portfolio, Strategic Growth Master Portfolio, Focused Equities Master Portfolio and Small Company Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of assets and liabilities reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (97.0% for Growth Master Portfolio, 98.7% for Strategic Growth Master Portfolio, 99.1% for Focused Equities Master Portfolio and 97.2% for Small Company Master Portfolio at March 31, 2005). The financial statements of the Master Portfolios, including their investment portfolios, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act and managed by Banc of America Capital Management, LLC ("BACAP"), whose financial statements are not presented here, also invest in the Master Portfolios.

SmallCap Value Fund and 21st Century Fund also operate in a master-feeder structure. The Funds seek to achieve their investment objectives by investing substantially all of their assets in SmallCap Value Master Portfolio and 21st Century Master Portfolio, respectively, of the Master Trust, which have the same investment objective as their corresponding Feeder Fund. Because the value of each Funds' investment in the SmallCap Value Master Portfolio and 21st Century Master Portfolio as of and for the year ended March 31, 2005 represented substantially all of the beneficial interests in the SmallCap Value Master Portfolio and 21st Century Master Portfolio, the financial statements for the SmallCap Value Fund and 21st Century Fund reflect the consolidation of the SmallCap Value Master Portfolio and 21st Century Master Portfolio. Separate financial statements for the SmallCap Value Master Portfolio and 21st Century Master Portfolio have not been prepared and references in this report to SmallCap Value Fund and 21st Century Fund should be read to include references to the corresponding Master Portfolios.

Certain Funds invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in

NATIONS FUNDS
developed markets. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

The valuation of each Feeder Funds' investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolios use valuation policies consistent with those described above.

Futures contracts: All Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

NATIONS FUNDS

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. London time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Fund may enter into forward foreign currency contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Swaps: The Funds may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on interest rate swaps is included in net realized gains/(loss) on investments. Unrealized gains are

NATIONS FUNDS
reported as an asset and unrealized losses are reported as a liability on the Statement of assets and liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. At March 31, 2005, none of the Funds had swap contracts outstanding.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Dollar Rolls: The Funds may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund's policy is to record the component of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. Dollar rolls outstanding are included in Payable for investment securities purchased on its Statements of assets and liabilities. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll purchase commitments.

Repurchase agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment

NATIONS FUNDS
income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid each calendar quarter by the Convertible Securities, Asset Allocation, Value and MidCap Value Funds. SmallCap Value, Growth, Strategic Growth, Focused Equities, MidCap Growth, 21st Century and Small Company Funds declare and pay distributions annually. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust and Master Trust have entered into an investment advisory agreement (the "Investment Advisory Agreement") with BACAP, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Effective

NATIONS FUNDS

December 1, 2004, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund and Master Portfolio:

                                                         FEES ON AVERAGE   FEES ON AVERAGE   FEES ON AVERAGE   FEES ON AVERAGE
                                     FEES ON AVERAGE       NET ASSETS        NET ASSETS        NET ASSETS        NET ASSETS
                                        NET ASSETS       $500 MILLION TO    $1 BILLION TO    $1.5 BILLION TO    $3 BILLION TO
                                    FIRST $500 MILLION     $1 BILLION       $1.5 BILLION       $3 BILLION        $6 BILLION
                                        --------------------------------------------------------------------------------------
Convertible Securities............         0.65%              0.60%             0.55%             0.50%             0.50%
Asset Allocation..................         0.60%              0.60%             0.60%             0.60%             0.60%
Value.............................         0.60%              0.55%             0.50%             0.45%             0.43%
MidCap Value......................         0.65%              0.60%             0.55%             0.50%             0.50%
SmallCap Value....................         0.70%              0.65%             0.60%             0.60%             0.60%
MidCap Growth.....................         0.65%              0.65%             0.65%             0.65%             0.65%
21st Century......................         0.75%              0.70%             0.65%             0.60%             0.58%


                                    FEES ON AVERAGE
                                      NET ASSETS
                                    OVER $6 BILLION
                                    ---------------
Convertible Securities............       0.50%
Asset Allocation..................       0.60%
Value.............................       0.41%
MidCap Value......................       0.50%
SmallCap Value....................       0.60%
MidCap Growth.....................       0.65%
21st Century......................       0.56%

The Growth, Strategic Growth, Focused Equities and Small Company Feeder Funds indirectly pay for investment advisory and sub-advisory services through their investments in their corresponding Master Portfolios (See Note 2 of Notes to financial statements of the Master Portfolios).

Prior to December 1, 2004, BACAP received a monthly investment advisory fee based on the average daily net assets of each of the Funds at the following annual rates:

                                                               ANNUAL
                                                              FEE RATE
                                                                ------
Convertible Securities......................................   0.65%
Asset Allocation............................................   0.60%
Value.......................................................   0.65%
MidCap Value................................................   0.65%
SmallCap Value..............................................   0.90%
MidCap Growth...............................................   0.65%
21st Century................................................   0.75%

In addition, prior to December 1, 2004, BACAP voluntarily waived a portion of its investment advisory fee for the Asset Allocation Fund and the Value Fund at the annual rates of 0.10% and 0.05%, respectively, based on each Fund's average daily net assets.

For the year ended March 31, 2005, the effective investment advisory fee rates for the Funds were as follows:

                                                              EFFECTIVE
                                                              FEE RATE
                                                                 ------
Convertible Securities......................................    0.63%
Asset Allocation............................................    0.53%
Value.......................................................    0.61%
MidCap Value................................................    0.65%
SmallCap Value..............................................    0.83%
MidCap Growth...............................................    0.65%
21st Century................................................    0.75%

Master Trust has, on behalf of the 21st Century Fund, entered into a sub-advisory agreement with BACAP and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the annual rate of 0.45% of the Fund's average daily net assets.

NATIONS FUNDS

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Effective December 1, 2004, BACAP Distributors is entitled to receive a fee, computed daily and paid monthly, at the following annual rates:

                                                               ANNUAL
                                                              FEE RATE
                                                                ------
Convertible Securities......................................   0.17%
Asset Allocation............................................   0.12%
Value.......................................................   0.17%
MidCap Value................................................   0.17%
SmallCap Value..............................................   0.17%
Growth......................................................   0.12%
Strategic Growth............................................   0.12%
Focused Equities............................................   0.12%
MidCap Growth...............................................   0.23%
21st Century................................................   0.22%
Small Company...............................................   0.12%

BACAP Distributors has voluntarily agreed to waive a portion of its administration fee for the Value Fund at an annual rate of 0.04% of the Value Fund's average daily net assets. BACAP Distributors, at its discretion, may revise or discontinue this arrangement any time.

Prior to December 1, 2004, BACAP received a monthly administration fee based on the average daily net assets of each of the Funds at the following annual rates:

                                                               ANNUAL
                                                              FEE RATE
                                                                ------
Convertible Securities......................................   0.23%
Asset Allocation............................................   0.22%
Value.......................................................   0.23%
MidCap Value................................................   0.23%
SmallCap Value..............................................   0.23%
Growth......................................................   0.13%
Strategic Growth............................................   0.18%
Focused Equities............................................   0.13%
MidCap Growth...............................................   0.23%
21st Century................................................   0.23%
Small Company...............................................   0.18%

In addition, prior to December 1, 2004, BACAP Distributors voluntarily waived a portion of its administration fee for the Value Fund at the annual rate of 0.10% of the Value Fund's average daily net assets.

For the year ended March 31, 2005, the effective administration fee rates for the Funds were as follows:

                                                              EFFECTIVE
                                                              FEE RATE
                                                                 ------
Convertible Securities......................................    0.21%
Asset Allocation............................................    0.19%
Value.......................................................    0.21%
MidCap Value................................................    0.21%
SmallCap Value..............................................    0.21%
Growth......................................................    0.13%
Strategic Growth............................................    0.16%
Focused Equities............................................    0.13%
MidCap Growth...............................................    0.23%
21st Century................................................    0.23%
Small Company...............................................    0.16%

NATIONS FUNDS

The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors.

BNY serves as the custodian of Funds Trust's assets.

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A shares of each Fund. For the year ended March 31, 2005, Bank of America earned the following sub-transfer agent fees from the Funds for providing such services and these amounts are included in "Transfer agent fees" in each Fund's Statements of operations.

                                                              SUB-TRANSFER AGENT FEE
FUND                                                                  (000)
------------------------------------------------------------------------------------
Convertible Securities......................................           $30
Asset Allocation............................................            --*
Value.......................................................            26
MidCap Value................................................            15
SmallCap Value..............................................             4
Growth......................................................            14
Strategic Growth............................................            43
Focused Equities............................................            12
MidCap Growth...............................................            12
21st Century................................................             2
Small Company...............................................            13

---------------

 *Amount represents less than $500.

BACAP Distributors serves as distributor of the Funds' shares. For the year ended March 31, 2005, the Funds were informed that the distributor received the following:

                                                               FRONT END               CONTINGENT DEFERRED
                                                              SALES CHARGE                 SALES CHARGE
                                                                 (000)                        (000)
                                                              ------------    --------------------------------------
FUND                                                           INVESTOR A     INVESTOR A    INVESTOR B    INVESTOR C
--------------------------------------------------------------------------------------------------------------------
Convertible Securities......................................     $  383          $13           $267          $ 8
Asset Allocation............................................         33           --             40           --*
Value.......................................................        107            1            103            5
MidCap Value................................................         20           --              8           --*
SmallCap Value..............................................         10           --              3           --*
Growth......................................................      1,061            2            249           12
Strategic Growth............................................         70           --             72           --*
Focused Equities............................................        706            3            842           41
MidCap Growth...............................................         25           --             38           --*
21st Century................................................        849           10             90            5
Small Company...............................................         34           --             32            1

---------------

 *Amount represents less than $500.

For the year ended March 31, 2005, the following Funds paid brokerage commissions to certain affiliates of BACAP in connection with the execution of various portfolio transactions:

FUND                                                          COMMISSIONS
-------------------------------------------------------------------------
Value.......................................................    $7,915
MidCap Value................................................     4,670

NATIONS FUNDS

With the exception of one officer, no officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Fund's fee will not exceed $15,000 per year.

As of March 31, 2005, the fees paid for the Office of the Chief Compliance Officer were as follows:

FUND                                                          (000)
-------------------------------------------------------------------
Convertible Securities......................................   $8
Asset Allocation............................................    4
Value.......................................................    8
MidCap Value................................................    7
SmallCap Value..............................................    4
Growth......................................................    8
Strategic Growth............................................    8
Focused Equities............................................    8
MidCap Growth...............................................    6
21st Century................................................    4
Small Company...............................................    8

These amounts are included in "Other expenses" on the Statements of operations.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of assets and liabilities.

Certain Funds have made daily investments of cash balances in Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds." BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Funds. For the year ended March 31, 2005, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                                ADVISORY FEES           ADMINISTRATION FEES
                                                              (EARNED BY BACAP)    (EARNED BY BACAP DISTRIBUTORS)
FUND                                                                (000)                      (000)
-----------------------------------------------------------------------------------------------------------------
Convertible Securities......................................         $24                        $12
Asset Allocation............................................          21                         11
Value.......................................................          37                         19
MidCap Value................................................          13                          6
SmallCap Value..............................................           6                          3
MidCap Growth...............................................          12                          6
21st Century................................................          18                          9

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

NATIONS FUNDS

3.  TOTAL OPERATING EXPENSE LIMITATIONS

During the year ended March 31, 2005 and until July 31, 2005, BACAP and/or BACAP Distributors has agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

FUND                                                          ANNUAL RATE
-------------------------------------------------------------------------
MidCap Value................................................     1.25%
SmallCap Value..............................................     1.30%
Small Company...............................................     1.15%

BACAP and/or BACAP Distributors is entitled to recover from MidCap Value Fund, SmallCap Value Fund and Small Company Fund any fees waived or expenses reimbursed by BACAP and/or BACAP Distributors during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

At March 31, 2005, the amounts potentially recoverable by BACAP and/or BACAP Distributors pursuant to this arrangement are as follows:

                                                                                                                   AMOUNT
                                                                                                                  RECOVERED
                                                 AMOUNT OF POTENTIAL RECOVERY EXPIRING:    TOTAL POTENTIAL    DURING YEAR ENDED
FUND                                              3/31/08       3/31/07       3/31/06         RECOVERY             3/31/05
-------------------------------------------------------------------------------------------------------------------------------
SmallCap Value.................................   $ 21,754      $ 60,262      $117,740       $  199,756              $--
Small Company..................................    335,159       531,292       405,127        1,271,578               --

Each Fund has an agreement with BNY under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

During the year ended March 31, 2005, BACAP ascertained that it had caused several Funds to exceed certain investment restrictions imposed by the 1940 Act and conditions in exemptive orders granted to the Funds. During the year ended March 31, 2005, BACAP reimbursed each Fund for all losses incurred resulting from the sale of securities required to bring the Funds within their investment limits, including reimbursed advisory fees on assets invested in securities in excess of their investment limitations. The total amounts of the reimbursements are as follows:

Asset Allocation............................................  $118,420
MidCap Value................................................   897,931*
Strategic Growth............................................   181,227

---------------

 *Includes capital contribution from investment advisor of $402,826. See schedule of capital stock activity.

In addition to these reimbursements, BACAP reimbursed advisory fees paid on the value of assets held in excess of the value allowed by the exemptive orders. The amounts of the reimbursements are included in the Statements of operations in "Fees waived by investment advisor and/or administrator". The amounts of the reimbursements are as follows:

Asset Allocation............................................    $    1,335
MidCap Value................................................         1,511
Strategic Growth............................................        92,939
MidCap Growth...............................................        60,671

4.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for Investor A Shares of each Fund. The

NATIONS FUNDS
shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

For the year ended March 31, 2005, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                              CURRENT    PLAN
                                                               RATE      LIMIT
                                                              ----------------
Investor A Combined Distribution and Shareholder Servicing
  Plan......................................................   0.25%     0.25%
Investor B and Investor C Shareholder Servicing Plans.......   0.25%     0.25%
Investor B and Investor C Distribution Plans................   0.75%     0.75%

5.  FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, allocations of realized gains due to tax rules, reclass for differences between book and tax treatment of trust preferred securities and redemptions used as distributions were identified and reclassified among the components of the Funds' net assets as follows:

                                                             UNDISTRIBUTED                  ACCUMULATED
                                                      NET INVESTMENT INCOME/(LOSS)    NET REALIZED GAIN/(LOSS)    PAID-IN CAPITAL
FUND                                                             (000)                         (000)                   (000)
---------------------------------------------------------------------------------------------------------------------------------
Convertible Securities..............................            $ 2,809                       $(6,038)               $  3,229
Asset Allocation....................................                 11                           (98)                     87
Value...............................................                 --                          (420)                    420
MidCap Value........................................                 --                          (944)                    944
SmallCap Value......................................                114                          (700)                    586
Growth..............................................              5,629                           393                  (6,022)
Strategic Growth....................................                 --                           864                    (864)
Focused Equities....................................             15,957                           856                 (16,813)
MidCap Growth.......................................              2,239                            (1)                 (2,238)
21st Century........................................              1,536                           228                  (1,764)
Small Company.......................................              5,027                         2,776                  (7,803)

Net investment income and net realized gains (losses), as disclosed on the Statement of operations, and net assets were not affected by these reclassifications.

NATIONS FUNDS

The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 was as follows:

                                                                       3/31/05                      3/31/04
                                                              -------------------------    -------------------------
                                                              ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                                                              INCOME*     CAPITAL GAINS    INCOME*     CAPITAL GAINS
FUND                                                           (000)          (000)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------
Convertible Securities......................................  $44,402        $13,444       $38,897         $ --
Asset Allocation............................................    2,588             --         2,626           --
Value.......................................................   23,869             --        13,463           --
MidCap Value................................................   22,970         24,069         4,430           --
SmallCap Value..............................................    8,687          7,353         1,008          544
Strategic Growth............................................   16,285             --         8,928           --

---------------

 *For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                                   UNDISTRIBUTED/
                                                              UNDISTRIBUTED         (ACCUMULATED)          NET UNREALIZED
                                                                ORDINARY              LONG-TERM            APPRECIATION/
                                                                 INCOME*       CAPITAL GAINS/(LOSSES)*    (DEPRECIATION)**
FUND                                                              (000)                 (000)                  (000)
--------------------------------------------------------------------------------------------------------------------------
Convertible Securities......................................     $ 2,816              $  40,609               $125,456
Asset Allocation............................................           8                (33,155)                26,071
Value.......................................................       1,295                 11,315                294,639
MidCap Value................................................      15,369                 27,630                120,716
SmallCap Value..............................................       4,855                  5,030                 39,108
Growth......................................................          --               (234,561)               387,622
Strategic Growth............................................       4,293               (164,532)                80,224
Focused Equities............................................          --               (533,455)               620,606
MidCap Growth...............................................          --               (114,045)                24,149
21st Century................................................          --                (17,379)                34,315
Small Company...............................................          --                 (4,471)               108,352

---------------

 *May include Post-October loss deferral.

**The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes, was:

                                                                                               NET UNREALIZED
                                                               UNREALIZED      UNREALIZED      APPRECIATION/
                                                              APPRECIATION    DEPRECIATION    (DEPRECIATION)**
FUND                                                             (000)           (000)             (000)
--------------------------------------------------------------------------------------------------------------
Convertible Securities......................................    $163,491        $(38,035)         $125,456
Asset Allocation............................................      28,980          (2,909)           26,071
Value.......................................................     314,104         (19,465)          294,639
MidCap Value................................................     127,123          (6,407)          120,716
SmallCap Value..............................................      42,013          (2,905)           39,108
Growth......................................................         N/A*            N/A*              N/A*
Strategic Growth............................................         N/A*            N/A*              N/A*
Focused Equities............................................         N/A*            N/A*              N/A*
MidCap Growth...............................................      39,056         (14,907)           24,149
21st Century................................................      38,090          (3,757)           34,333
Small Company...............................................         N/A*            N/A*              N/A*

---------------

 *See corresponding Master Trust notes to financial statements for tax basis information.

**The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.

NATIONS FUNDS

The following capital loss carryforwards, determined as of March 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                           EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN
                                              2008           2009           2010           2011           2012           2013
FUND                                          (000)          (000)          (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
Asset Allocation.........................    $   --         $    --       $  3,283       $ 18,585        $11,287        $    --
Growth...................................     5,919*         13,630*       122,629*        61,904             --         30,480
Strategic Growth.........................        --              --             --         72,852         91,680             --
Focused Equities.........................        --          11,303        375,725        145,695             --            732
MidCap Growth............................        --              --             --         49,030         65,015             --
21st Century.............................        --              --         15,335          1,800             --             --
Small Company............................        --              --             --             --          4,471             --

---------------

 *Utilization of these losses in future years may be limited under Federal tax laws.

During the year ended March 31, 2005, the following Funds utilized capital losses as follows:

                                                              CAPITAL LOSSES
                                                                 UTILIZED
FUND                                                              (000)
----------------------------------------------------------------------------
Convertible Securities......................................     $  9,963
Asset Allocation............................................       12,821
Value.......................................................       58,782
Strategic Growth............................................      382,787
MidCap Growth...............................................      118,037
21st Century................................................        6,748
Small Company...............................................       87,981

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2005, the following Funds elected to defer losses occurring between November 1, 2004 and March 31, 2005 under these rules, as follows:

                                                              CAPITAL LOSSES    CURRENCY LOSSES
                                                                 DEFERRED          DEFERRED
FUND                                                              (000)              (000)
-----------------------------------------------------------------------------------------------
Growth......................................................       $ --               $12
Focused Equities............................................         --                 9
21st Century................................................        244                --

Such deferred losses will be treated as arising on the first day of the fiscal year ending March 31, 2006.

6.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2005, were as follows:

                                                              PURCHASES     SALES
FUND                                                            (000)       (000)
-----------------------------------------------------------------------------------
Convertible Securities......................................  $563,612     $706,137
Asset Allocation............................................    61,200       78,025
Value.......................................................   943,154      797,071
MidCap Value................................................   323,751      323,628
SmallCap Value..............................................   124,062      103,459
MidCap Growth...............................................   689,796      776,569
21st Century................................................   490,585      286,260

NATIONS FUNDS

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2005 were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
Asset Allocation............................................  $195,487     $198,089

7.  WRITTEN OPTIONS

Written options for the Asset Allocation Fund for the year ended March 31, 2005 aggregated the following:

                                                                            PREMIUM
                                                              NUMBER OF     RECEIVED
SUMMARY OF WRITTEN OPTIONS                                    CONTRACTS*     (000)
------------------------------------------------------------------------------------
Outstanding at March 31, 2004...............................       --         $--
Contracts opened............................................     0.10           1
Options expired.............................................    (0.10)         (1)
                                                                -----         ---
Outstanding at March 31, 2005...............................       --         $--
                                                                =====         ===

---------------

 *1 contract = $1,000,000 notional amount.

8.  RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Funds do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

The following securities are considered restricted as to resale at March 31, 2005 for the Asset Allocation Fund:

                                                                                      MARKET
                                                                      ACQUISITION     VALUE      PERCENTAGE
                                                       ACQUISITION       COST        03/31/05      OF NET
SECURITY                                                  DATE           (000)        (000)        ASSETS
-----------------------------------------------------------------------------------------------------------
Vendee Mortgage Trust, Interest Only
  0.295% 03/15/29....................................   09/24/98         $167          $110        0.06%
Vendee Mortgage Trust, Interest Only
  0.433% 09/15/27....................................   02/26/98          230           115         0.06

9.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2005, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Funds Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Investor B Shares generally convert to Investor A Shares based on the following conditions:

INVESTOR B SHARES PURCHASED:                             WILL CONVERT TO INVESTOR A SHARES AFTER:
-------------------------------------------------------------------------------------------------
--    after November 15, 1998                                     Eight years
--    between August 1, 1997 and November 15, 1998
      $0 -- $249,999                                              Nine years
      $250,000 -- $499,999                                        Six years
      $500,000 -- $999,999                                        Five years
--    before August 1, 1997                                       Nine years

See Schedules of capital stock activity.

NATIONS FUNDS

10.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Funds had no borrowings outstanding at March 31, 2005. During the year ended March 31, 2005, borrowings by the Funds under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
FUND                                                             (000)          RATE
--------------------------------------------------------------------------------------
Convertible Securities......................................      $ 99          1.52%
Asset Allocation............................................        --**        1.50
MidCap Value................................................        24          1.50
SmallCap Value..............................................        32          1.49
MidCap Growth...............................................        15          2.00

---------------

 * The average amount outstanding was calculated based on daily balances in the period.
 **Amount represents less than $500.

11.  SECURITIES LENDING

Under an agreement with BNY, the Funds may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of the collateral. The cash collateral received is invested in repurchase agreements. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to the borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral. The income earned by each Fund from securities lending is included in its Statement of operations.

At March 31, 2005, the following Funds had securities on loan:

                                                                                      MARKET
                                                               MARKET VALUE OF         VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
FUND                                                                (000)              (000)
------------------------------------------------------------------------------------------------
Convertible Securities......................................      $131,197           $138,497
Asset Allocation............................................         1,743              1,792
Value.......................................................        49,965             51,027
SmallCap Value..............................................        15,255             15,758
MidCap Growth...............................................        16,939             17,500
21st Century................................................        23,744             24,503

12.  CONTINGENCIES AND OTHER EVENTS

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the

NATIONS FUNDS

Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributors,
Inc. -- the investment advisor to and distributor of the Columbia Funds, respectively, -- to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with the BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the staff of the SEC. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. At this time, the distribution plan is still under development. As such, any gain to the Nations Funds or their shareholders can not currently be determined. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

For the fiscal year ended March 31, 2005, Bank of America Corporation has assumed $6.7 million of legal, shareholder communications, audit related, transfer agent, consulting and Trustee costs and fees incurred by the Funds impacted in connection with the regulatory and civil litigation matters discussed above. These non-recurring costs were allocated to

NATIONS FUNDS
the Funds based on their respective average net assets for the year ended March 31, 2005. These non-recurring costs on a per Fund basis are shown in that Fund's respective Statement of operations. Because these costs were borne by Bank of America Corporation and not any Fund, an offsetting waiver of these costs is also presented in each respective Fund's Statement of operations as, "Costs assumed by Bank of America Corporation". The impact to the expense ratio of each impacted Fund is reflected in the Fund's Financial highlights.

13.  PROPOSED REORGANIZATION

The Board of Trustees of the Funds approved a proposal to merge the Columbia Growth & Income Fund, managed by Columbia Management Advisors, Inc. an affiliate of BACAP, into the Nations Value Fund, subject to approval by shareholders of the Fund and the satisfaction of certain other conditions. The merger is expected to be completed in the third quarter of 2005.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Convertible Securities Fund, Nations Asset Allocation Fund, Nations Value Fund, Nations MidCap Value Fund, Nations SmallCap Value Fund, Nations Marsico Growth Fund, Nations Strategic Growth Fund, Nations Marsico Focused Equities Fund, Nations MidCap Growth Fund, Nations Marsico 21st Century Fund and Nations Small Company Fund (constituting part of Nations Funds Trust, hereafter referred to as the "Funds") at March 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2005

NATIONS FUNDS

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2005, the amount of long-term capital gains designated by Funds Trust were as follows:

                                                                  TOTAL
                                                                LONG-TERM
                                                              CAPITAL GAINS
---------------------------------------------------------------------------
Convertible Securities......................................   $16,564,475
MidCap Value................................................    24,899,341
SmallCap Value..............................................     7,724,575

Of the ordinary income (including short-term capital gain) distributions made by Funds Trust during the fiscal year ended March 31, 2005, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Convertible Securities......................................    12.58%
Asset Allocation............................................    95.39
Value.......................................................   100.00
MidCap Value................................................    37.74
SmallCap Value..............................................    14.43
Strategic Growth............................................   100.00

The Jobs and Growth Tax Relief Reconciliation Act of 2003 allows a fund to distribute certain dividends paid to its eligible shareholders as qualified dividend income. Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2005, the following percentages represent the amount of qualified dividend income within each Fund:

Convertible Securities......................................    12.70%
Asset Allocation............................................   100.00
Value.......................................................   100.00
MidCap Value................................................    37.98
SmallCap Value..............................................    14.13
Strategic Growth............................................   100.00

                      [This page intentionally left blank]

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth Master Portfolio, Nations Strategic Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio and Nations Small Company Master Portfolio Annual Report

                                                     MARCH 31, 2005

The following pages should be read in conjunction with Nations Marsico Growth, Nations Strategic Growth, Nations Marsico Focused Equities and Nations Small Company Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth Master Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              COMMON STOCKS -- 87.4%
              CONSUMER DISCRETIONARY -- 20.0%
              AUTOMOBILES -- 0.3%
    121,338   Harley-Davidson, Inc.(a)......................................   $    7,009
                                                                               ----------
              HOTELS, RESTAURANTS AND LEISURE -- 8.2%
    208,909   Four Seasons Hotels, Inc. ....................................       14,770
    369,340   MGM Mirage(b).................................................       26,157
    536,954   Royal Caribbean Cruises Ltd. .................................       23,996
    581,194   Starbucks Corp.(b)............................................       30,024
    763,505   Wynn Resorts Ltd.(b)..........................................       51,720
    887,429   Yum! Brands, Inc. ............................................       45,978
                                                                               ----------
                                                                                  192,645
                                                                               ----------
              HOUSEHOLD DURABLES -- 4.7%
    102,957   Harman International Industries, Inc. ........................        9,108
    232,810   KB Home.......................................................       27,346
    500,940   Lennar Corp., Class A.........................................       28,393
    269,197   M.D.C. Holdings, Inc. ........................................       18,749
    184,086   Sony Corp., ADR...............................................        7,367
    224,852   Toll Brothers, Inc.(b)........................................       17,730
                                                                               ----------
                                                                                  108,693
                                                                               ----------
              MEDIA -- 0.5%
    111,605   Pixar, Inc.(a)(b).............................................       10,887
                                                                               ----------
              MULTILINE RETAIL -- 1.0%
    479,669   Target Corp. .................................................       23,993
                                                                               ----------
              SPECIALTY RETAIL -- 2.8%
  1,164,064   Lowe's Companies, Inc. .......................................       66,456
                                                                               ----------
              TEXTILES, APPAREL AND LUXURY GOODS -- 2.5%
    702,532   NIKE, Inc., Class B...........................................       58,528
                                                                               ----------
                                                                                  468,211
                                                                               ----------
              CONSUMER STAPLES -- 5.5%
              BEVERAGES -- 0.5%
    229,658   PepsiCo, Inc. ................................................       12,179
                                                                               ----------
              FOOD AND STAPLES RETAILING -- 1.8%
    327,391   CVS Corp. ....................................................       17,227
    527,149   Walgreen Co. .................................................       23,416
                                                                               ----------
                                                                                   40,643
                                                                               ----------
              HOUSEHOLD PRODUCTS -- 3.2%
  1,429,780   Procter & Gamble Co. .........................................       75,778
                                                                               ----------
                                                                                  128,600
                                                                               ----------
              ENERGY -- 3.9%
              ENERGY EQUIPMENT AND SERVICES -- 1.1%
    368,876   Schlumberger Ltd. ............................................       25,998
                                                                               ----------

                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              OIL AND GAS -- 2.8%
  1,096,526   Exxon Mobil Corp. ............................................   $   65,353
                                                                               ----------
                                                                                   91,351
                                                                               ----------
              FINANCIALS -- 13.6%
              CAPITAL MARKETS -- 4.6%
    444,642   Goldman Sachs Group, Inc. ....................................       48,906
    686,688   UBS AG, Registered Shares(a)..................................       57,957
                                                                               ----------
                                                                                  106,863
                                                                               ----------
              COMMERCIAL BANKS -- 0.6%
    376,452   UCBH Holdings, Inc.(a)........................................       15,020
                                                                               ----------
              CONSUMER FINANCE -- 2.9%
  1,346,121   SLM Corp. ....................................................       67,091
                                                                               ----------
              DIVERSIFIED FINANCIAL SERVICES -- 2.4%
    105,944   Chicago Mercantile Exchange...................................       20,556
    815,250   Citigroup, Inc. ..............................................       36,638
                                                                               ----------
                                                                                   57,194
                                                                               ----------
              REAL ESTATE -- 0.9%
    323,385   St. Joe Co. ..................................................       21,764
                                                                               ----------
              THRIFTS AND MORTGAGE FINANCE -- 2.2%
  1,570,165   Countrywide Financial Corp. ..................................       50,967
                                                                               ----------
                                                                                  318,899
                                                                               ----------
              HEALTH CARE -- 21.2%
              BIOTECHNOLOGY -- 3.6%
  1,482,060   Genentech, Inc.(b)............................................       83,899
                                                                               ----------
              HEALTH CARE EQUIPMENT AND SUPPLIES -- 5.4%
    515,546   Medtronic, Inc. ..............................................       26,267
    816,436   St. Jude Medical, Inc.(b).....................................       29,392
    923,123   Zimmer Holdings, Inc.(b)......................................       71,828
                                                                               ----------
                                                                                  127,487
                                                                               ----------
              HEALTH CARE PROVIDERS AND SERVICES -- 9.1%
     92,228   Aetna, Inc. ..................................................        6,913
    135,964   Pacificare Health Systems, Inc.(b)............................        7,739
    221,172   Quest Diagnostics, Inc. ......................................       23,252
  1,731,969   UnitedHealth Group, Inc. .....................................      165,195
     80,856   WellPoint, Inc.(b)............................................       10,135
                                                                               ----------
                                                                                  213,234
                                                                               ----------
              PHARMACEUTICALS -- 3.1%
    697,111   Johnson & Johnson.............................................       46,818
    941,751   Pfizer, Inc. .................................................       24,740
                                                                               ----------
                                                                                   71,558
                                                                               ----------
                                                                                  496,178
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              INDUSTRIALS -- 13.8%
              AEROSPACE AND DEFENSE -- 4.8%
    314,134   General Dynamics Corp. .......................................   $   33,628
    578,489   Lockheed Martin Corp. ........................................       35,322
    419,622   United Technologies Corp. ....................................       42,659
                                                                               ----------
                                                                                  111,609
                                                                               ----------
              AIR FREIGHT AND LOGISTICS -- 3.1%
    788,962   FedEx Corp. ..................................................       74,123
                                                                               ----------
              INDUSTRIAL CONGLOMERATES -- 3.9%
  2,534,998   General Electric Co. .........................................       91,412
                                                                               ----------
              MACHINERY -- 2.0%
    521,685   Caterpillar, Inc. ............................................       47,703
                                                                               ----------
                                                                                  324,847
                                                                               ----------
              INFORMATION TECHNOLOGY -- 8.4%
              COMMUNICATIONS EQUIPMENT -- 3.2%
  2,039,750   QUALCOMM, Inc. ...............................................       74,757
                                                                               ----------
              COMPUTERS AND PERIPHERALS -- 2.9%
  1,784,966   Dell, Inc.(b).................................................       68,579
                                                                               ----------
              SOFTWARE -- 2.3%
  1,031,833   Electronic Arts, Inc.(b)......................................       53,428
                                                                               ----------
                                                                                  196,764
                                                                               ----------
              UTILITIES -- 1.0%
              ELECTRIC UTILITIES -- 1.0%
    293,622   TXU Corp. ....................................................       23,382
                                                                               ----------
              TOTAL COMMON STOCKS
                (Cost of $1,683,738)........................................    2,048,232
                                                                               ----------
    PAR
   (000)
-----------
              CONVERTIBLE BOND -- 2.6%
              CONSUMER DISCRETIONARY -- 2.6%
              HOTELS, RESTAURANTS AND LEISURE -- 2.6%
$    20,000   Wynn Resorts, Inc.
                6.000% 07/15/15.............................................       61,325
                                                                               ----------
              TOTAL CONVERTIBLE BOND
                (Cost of $19,641)...........................................       61,325
                                                                               ----------
  SHARES
-----------
              INVESTMENT MANAGEMENT COMPANY -- 11.0%
258,753,000   Nations Cash Reserves, Capital Class Shares(c)................      258,753
                                                                               ----------
              TOTAL INVESTMENT MANAGEMENT COMPANY
                (Cost of $258,753)..........................................      258,753
                                                                               ----------
    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS(D) -- 2.9%
$    17,878   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
                04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $18,048
                (repurchase proceeds $17,879)...............................   $   17,878
     21,453   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
                Agency securities with various maturities to 09/15/09,
                market value $21,735 (repurchase proceeds $21,455)..........       21,453
     27,929   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
                Agency securities with various maturities to 03/31/35,
                market value $28,370 (repurchase proceeds $27,931)..........       27,929
                                                                               ----------
              TOTAL REPURCHASE AGREEMENTS
                (Cost of $67,260)...........................................       67,260
              TOTAL INVESTMENTS
                (Cost of $2,029,392)(e)...........................     103.9%   2,435,570
              OTHER ASSETS AND LIABILITIES, NET...................      (3.9)%    (91,779)
                                                                               ----------
              NET ASSETS..........................................             $2,343,791
                                                                       100.0%  ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005, is $65,590 and $65,736, respectively.

(b)
  Non-income producing security.

(c)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d)
  This amount represents cash collateral received from securities lending activity (see Note 7).

(e)
  Cost for federal income tax purposes is $2,033,153.

ABBREVIATION:

ADR  --   American Depositary Receipt

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 176

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Consumer discretionary......................          22.6%
Health care.................................          21.2
Industrials.................................          13.8
Financials..................................          13.6
Information technology......................           8.4
Consumer staples............................           5.5
Energy......................................           3.9
Utilities...................................           1.0
Investment management company...............          11.0
Repurchase agreements.......................           2.9
Other assets and liabilities, net...........          (3.9)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Strategic Growth Master Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             COMMON STOCKS -- 98.6%
             CONSUMER DISCRETIONARY -- 10.6%
             AUTO COMPONENTS -- 0.5%
   105,000   Magna International, Inc., Class A............................   $    7,024
                                                                              ----------
             HOTELS, RESTAURANTS AND LEISURE -- 2.3%
   204,650   Carnival Corp. ...............................................       10,603
   439,925   McDonald's Corp. .............................................       13,699
   182,650   Yum! Brands, Inc. ............................................        9,463
                                                                              ----------
                                                                                  33,765
                                                                              ----------
             HOUSEHOLD DURABLES -- 0.5%
   113,825   Ryland Group, Inc. ...........................................        7,060
                                                                              ----------
             MEDIA -- 3.6%
   871,200   Liberty Media Corp., Class A(a)...............................        9,034
   118,575   McGraw-Hill Companies, Inc. ..................................       10,346
   998,950   News Corp., Class A...........................................       16,902
   489,625   Viacom, Inc., Class B.........................................       17,054
                                                                              ----------
                                                                                  53,336
                                                                              ----------
             MULTILINE RETAIL -- 1.1%
   121,000   Federated Department Stores, Inc. ............................        7,701
   140,400   Nordstrom, Inc. ..............................................        7,775
                                                                              ----------
                                                                                  15,476
                                                                              ----------
             SPECIALTY RETAIL -- 2.5%
   473,654   Home Depot, Inc. .............................................       18,113
   229,825   OfficeMax, Inc.(b)............................................        7,699
   369,600   Staples, Inc. ................................................       11,616
                                                                              ----------
                                                                                  37,428
                                                                              ----------
             TEXTILES, APPAREL AND LUXURY GOODS -- 0.1%
    42,600   Reebok International Ltd. ....................................        1,887
                                                                              ----------
                                                                                 155,976
                                                                              ----------
             CONSUMER STAPLES -- 10.4%
             BEVERAGES -- 4.5%
   567,952   Coca-Cola Co. ................................................       23,666
   199,600   Diageo PLC, ADR...............................................       11,357
   591,545   PepsiCo, Inc. ................................................       31,370
                                                                              ----------
                                                                                  66,393
                                                                              ----------
             FOOD AND STAPLES RETAILING -- 1.0%
   287,000   Wal-Mart Stores, Inc. ........................................       14,382
                                                                              ----------
             HOUSEHOLD PRODUCTS -- 1.9%
   383,250   Colgate-Palmolive Co. ........................................       19,994
   114,475   Kimberly-Clark Corp. .........................................        7,525
                                                                              ----------
                                                                                  27,519
                                                                              ----------
             PERSONAL PRODUCTS -- 2.0%
   169,450   Avon Products, Inc. ..........................................        7,276
   455,250   Gillette Co. .................................................       22,981
                                                                              ----------
                                                                                  30,257
                                                                              ----------

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             TOBACCO -- 1.0%
   230,450   Altria Group, Inc. ...........................................   $   15,069
                                                                              ----------
                                                                                 153,620
                                                                              ----------
             ENERGY -- 8.5%
             ENERGY EQUIPMENT AND SERVICES -- 2.4%
   167,150   BJ Services Co. ..............................................        8,672
   129,850   Cooper Cameron Corp.(a).......................................        7,429
   258,475   Halliburton Co. ..............................................       11,179
   135,800   Nabors Industries Ltd.(a).....................................        8,031
                                                                              ----------
                                                                                  35,311
                                                                              ----------
             OIL AND GAS -- 6.1%
   125,000   ChevronTexaco Corp. ..........................................        7,289
   286,875   ConocoPhillips................................................       30,936
   880,440   Exxon Mobil Corp. ............................................       52,474
                                                                              ----------
                                                                                  90,699
                                                                              ----------
                                                                                 126,010
                                                                              ----------
             FINANCIALS -- 19.9%
             CAPITAL MARKETS -- 2.3%
   173,300   A.G. Edwards, Inc. ...........................................        7,764
   248,275   Bank of New York Co., Inc. ...................................        7,212
   328,486   Merrill Lynch & Co., Inc. ....................................       18,592
                                                                              ----------
                                                                                  33,568
                                                                              ----------
             COMMERCIAL BANKS -- 6.4%
   164,350   Cullen Frost Bankers, Inc. ...................................        7,420
   336,350   KeyCorp.......................................................       10,915
   655,253   U.S. Bancorp..................................................       18,884
   512,575   Wachovia Corp. ...............................................       26,095
   409,925   Wells Fargo & Co. ............................................       24,514
   107,175   Zions Bancorporation..........................................        7,397
                                                                              ----------
                                                                                  95,225
                                                                              ----------
             CONSUMER FINANCE -- 0.7%
   450,999   MBNA Corp. ...................................................       11,072
                                                                              ----------
             DIVERSIFIED FINANCIAL SERVICES -- 4.5%
   231,925   CIT Group, Inc. ..............................................        8,813
 1,123,750   Citigroup, Inc. ..............................................       50,501
   202,213   JPMorgan Chase & Co. .........................................        6,997
                                                                              ----------
                                                                                  66,311
                                                                              ----------
             INSURANCE -- 5.2%
   331,675   AFLAC, Inc. ..................................................       12,358
   256,900   American International Group, Inc. ...........................       14,235
   100,525   Chubb Corp. ..................................................        7,969
   398,925   Genworth Financial, Inc., Class A.............................       10,978
   109,750   Hartford Financial Services Group, Inc. ......................        7,524
   154,250   SAFECO Corp. .................................................        7,514
   522,375   UnumProvident Corp.(b)........................................        8,891
   102,375   XL Capital Ltd., Class A......................................        7,409
                                                                              ----------
                                                                                  76,878
                                                                              ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 178

NATIONS MASTER INVESTMENT TRUST

Nations Strategic Growth Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             THRIFTS AND MORTGAGE FINANCE -- 0.8%
   203,500   Fannie Mae....................................................   $   11,081
                                                                              ----------
                                                                                 294,135
                                                                              ----------
             HEALTH CARE -- 13.2%
             BIOTECHNOLOGY -- 1.2%
   108,300   Amgen, Inc.(a)................................................        6,304
    78,400   Biogen Idec, Inc.(a)..........................................        2,706
   153,900   Genentech, Inc.(a)............................................        8,712
                                                                              ----------
                                                                                  17,722
                                                                              ----------
             HEALTH CARE EQUIPMENT AND SUPPLIES -- 2.3%
   146,800   Bausch & Lomb, Inc. ..........................................       10,761
   104,500   C.R. Bard, Inc. ..............................................        7,114
   166,110   Medtronic, Inc. ..............................................        8,463
   221,925   Varian Medical Systems, Inc.(a)...............................        7,608
                                                                              ----------
                                                                                  33,946
                                                                              ----------
             HEALTH CARE PROVIDERS AND SERVICES -- 1.9%
   164,600   HCA, Inc. ....................................................        8,818
   193,175   UnitedHealth Group, Inc. .....................................       18,425
                                                                              ----------
                                                                                  27,243
                                                                              ----------
             PHARMACEUTICALS -- 7.8%
   403,950   Abbott Laboratories...........................................       18,832
   101,950   Allergan, Inc. ...............................................        7,082
   114,700   Eli Lilly & Co. ..............................................        5,976
   260,100   GlaxoSmithKline PLC, ADR......................................       11,944
   516,675   Johnson & Johnson.............................................       34,700
   390,525   Merck & Co., Inc. ............................................       12,641
   665,570   Pfizer, Inc. .................................................       17,484
   215,726   Teva Pharmaceutical Industries Ltd., ADR......................        6,688
                                                                              ----------
                                                                                 115,347
                                                                              ----------
                                                                                 194,258
                                                                              ----------
             INDUSTRIALS -- 11.1%
             AEROSPACE AND DEFENSE -- 1.8%
   256,850   United Technologies Corp. ....................................       26,111
                                                                              ----------
             AIR FREIGHT AND LOGISTICS -- 1.3%
   253,925   United Parcel Service, Inc., Class B..........................       18,471
                                                                              ----------
             BUILDING PRODUCTS -- 0.5%
   210,775   Masco Corp. ..................................................        7,308
                                                                              ----------
             COMMERCIAL SERVICES AND SUPPLIES -- 0.5%
   185,000   ChoicePoint, Inc.(a)..........................................        7,420
                                                                              ----------
             ELECTRICAL EQUIPMENT -- 0.5%
   109,150   Cooper Industries Ltd., Class A...............................        7,806
                                                                              ----------

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES -- 3.8%
   172,450   3M Co. .......................................................   $   14,777
 1,146,173   General Electric Co. .........................................       41,331
                                                                              ----------
                                                                                  56,108
                                                                              ----------
             MACHINERY -- 2.7%
   142,425   Eaton Corp. ..................................................        9,315
   118,300   Illinois Tool Works, Inc.(b)..................................       10,592
   161,925   Ingersoll-Rand Co., Ltd., Class A.............................       12,897
   113,150   Parker Hannifin Corp. ........................................        6,893
                                                                              ----------
                                                                                  39,697
                                                                              ----------
                                                                                 162,921
                                                                              ----------
             INFORMATION TECHNOLOGY -- 15.7%
             COMMUNICATIONS EQUIPMENT -- 2.3%
   689,300   Avaya, Inc.(a)................................................        8,051
 1,442,625   Cisco Systems, Inc.(a)........................................       25,809
                                                                              ----------
                                                                                  33,860
                                                                              ----------
             COMPUTERS AND PERIPHERALS -- 2.8%
   464,200   Dell, Inc.(a).................................................       17,835
   259,250   International Business Machines Corp. ........................       23,690
                                                                              ----------
                                                                                  41,525
                                                                              ----------
             ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.5%
   332,200   Agilent Technologies, Inc.(a).................................        7,375
                                                                              ----------
             IT SERVICES -- 1.9%
   342,575   Accenture Ltd., Class A(a)....................................        8,273
   244,900   Automatic Data Processing, Inc. ..............................       11,008
   178,950   Cognizant Technology Solutions Corp., Class A(a)..............        8,268
                                                                              ----------
                                                                                  27,549
                                                                              ----------
             SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 3.2%
   370,050   Intel Corp. ..................................................        8,596
   154,675   KLA-Tencor Corp. .............................................        7,116
   209,800   Marvell Technology Group Ltd.(a)..............................        8,044
   271,975   Maxim Integrated Products, Inc. ..............................       11,116
 1,542,075   Taiwan Semiconductor Manufacturing Co., Ltd., ADR.............       13,077
                                                                              ----------
                                                                                  47,949
                                                                              ----------
             SOFTWARE -- 5.0%
   116,850   Adobe Systems, Inc. ..........................................        7,849
   381,600   Amdocs Ltd.(a)................................................       10,837
   258,400   Autodesk, Inc.(a).............................................        7,690
   585,580   Microsoft Corp. ..............................................       14,153
 1,134,175   Oracle Corp.(a)...............................................       14,155
   868,275   Symantec Corp.(a).............................................       18,520
                                                                              ----------
                                                                                  73,204
                                                                              ----------
                                                                                 231,462
                                                                              ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Strategic Growth Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             MATERIALS -- 3.2%
             CHEMICALS -- 0.8%
   161,100   BASF AG, ADR(b)...............................................   $   11,366
                                                                              ----------
             CONSTRUCTION MATERIALS -- 0.8%
   218,696   Vulcan Materials Co. .........................................       12,428
                                                                              ----------
             METALS AND MINING -- 1.6%
   189,650   Arch Coal, Inc. ..............................................        8,157
   223,172   Companhia Vale do Rio Doce, ADR...............................        7,054
   164,100   Peabody Energy Corp. .........................................        7,608
                                                                              ----------
                                                                                  22,819
                                                                              ----------
                                                                                  46,613
                                                                              ----------
             TELECOMMUNICATION SERVICES -- 3.0%
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.0%
   241,225   ALLTEL Corp. .................................................       13,231
   419,525   BellSouth Corp. ..............................................       11,029
   542,100   Citizens Communications Co. ..................................        7,015
   571,650   SBC Communications, Inc. .....................................       13,543
                                                                              ----------
                                                                                  44,818
                                                                              ----------
             UTILITIES -- 3.0%
             ELECTRIC UTILITIES -- 2.0%
   328,600   Exelon Corp. .................................................       15,079
   419,575   PG&E Corp.(b).................................................       14,308
                                                                              ----------
                                                                                  29,387
                                                                              ----------
             MULTI-UTILITIES AND UNREGULATED POWER -- 1.0%
   374,300   Sempra Energy.................................................       14,912
                                                                              ----------
                                                                                  44,299
                                                                              ----------
             TOTAL COMMON STOCKS
               (Cost of $1,370,888)........................................    1,454,112
                                                                              ----------
             INVESTMENT MANAGEMENT COMPANIES -- 0.8%
 5,415,000   Nations Cash Reserves,
               Capital Class Shares(c).....................................        5,415
    62,800   SPDR Trust Series 1(b)........................................        7,407
                                                                              ----------
             TOTAL INVESTMENT MANAGEMENT COMPANIES
               (Cost of $12,914)...........................................       12,822
                                                                              ----------
             REPURCHASE AGREEMENTS(D) -- 2.8%
$   10,844   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
               04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $10,947
               (repurchase proceeds $10,845)...............................       10,844

   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS(C) -- (CONTINUED)
    13,012   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
               Agency securities with various maturities to 09/15/09,
               market value $13,183 (repurchase proceeds $13,013)..........   $   13,012
    16,940   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
               Agency securities with various maturities to 03/31/35,
               market value $17,207 (repurchase proceeds $16,942)..........       16,940
                                                                              ----------
             TOTAL REPURCHASE AGREEMENTS
               (Cost of $40,796)...........................................       40,796
                                                                              ----------
             TOTAL INVESTMENTS
               (Cost of $1,424,598)(e)...........................   102.2%     1,507,730
                                                                              ----------
             OTHER ASSETS AND LIABILITIES, NET...................    (2.2)%      (32,970)
                                                                              ----------
             NET ASSETS..........................................   100.0%    $1,474,760
                                                                              ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)Non-income producing security.

(b)All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $37,686 and $39,813, respectively.

(c)Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d)This amount represents cash collateral received from securities lending activity (see Note 7).

(e)Cost for federal income tax purposes is $1,427,811.

                          ABBREVIATIONS:
ADR   --   American Depositary Receipt
SPDR  --   Standard & Poor's Depositary Receipts

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 180

NATIONS MASTER INVESTMENT TRUST

Nations Strategic Growth Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Financials..................................          19.9%
Information technology......................          15.7
Health care.................................          13.2
Industrials.................................          11.1
Consumer discretionary......................          10.6
Consumer staples............................          10.4
Energy......................................           8.5
Materials...................................           3.2
Telecommunication services..................           3.0
Utilities...................................           3.0
Investment management companies.............           0.8
Repurchase agreements.......................           2.8
Other assets and liabilities, net...........          (2.2)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Focused Equities Master Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              COMMON STOCKS -- 97.7%
              CONSUMER DISCRETIONARY -- 20.7%
              HOTELS, RESTAURANTS AND LEISURE -- 11.4%
  1,319,046   Carnival Corp. ...............................................   $   68,340
    740,564   Four Seasons Hotels, Inc. ....................................       52,358
    738,367   MGM Mirage(a).................................................       52,291
  1,308,529   Starbucks Corp.(a)............................................       67,599
  1,384,339   Wynn Resorts Ltd.(a)..........................................       93,775
                                                                               ----------
                                                                                  334,363
                                                                               ----------
              HOUSEHOLD DURABLES -- 1.9%
    953,996   Lennar Corp., Class A.........................................       54,073
                                                                               ----------
              SPECIALTY RETAIL -- 5.4%
  2,793,106   Lowe's Companies, Inc. .......................................      159,458
                                                                               ----------
              TEXTILES, APPAREL AND LUXURY GOODS -- 2.0%
    695,552   NIKE, Inc., Class B...........................................       57,946
                                                                               ----------
                                                                                  605,840
                                                                               ----------
              CONSUMER STAPLES -- 5.4%
              HOUSEHOLD PRODUCTS -- 5.4%
  2,976,864   Procter & Gamble Co. .........................................      157,774
                                                                               ----------
                                                                                  157,774
                                                                               ----------
              ENERGY -- 3.5%
              ENERGY EQUIPMENT AND SERVICES -- 0.8%
    331,461   Schlumberger Ltd. ............................................       23,361
                                                                               ----------
              OIL AND GAS -- 2.7%
  1,353,198   Exxon Mobil Corp. ............................................       80,651
                                                                               ----------
                                                                                  104,012
                                                                               ----------
              FINANCIALS -- 17.7%
              CAPITAL MARKETS -- 7.6%
  1,319,211   Goldman Sachs Group, Inc. ....................................      145,100
    908,874   UBS AG, Registered Shares(b)..................................       76,709
                                                                               ----------
                                                                                  221,809
                                                                               ----------
              CONSUMER FINANCE -- 5.0%
  2,938,485   SLM Corp. ....................................................      146,454
                                                                               ----------
              DIVERSIFIED FINANCIAL SERVICES -- 1.9%
    285,708   Chicago Mercantile Exchange...................................       55,436
                                                                               ----------
              THRIFTS AND MORTGAGE FINANCE -- 3.2%
  2,916,917   Countrywide Financial Corp. ..................................       94,683
                                                                               ----------
                                                                                  518,382
                                                                               ----------
              HEALTH CARE -- 24.5%
              BIOTECHNOLOGY -- 6.0%
  3,121,308   Genentech, Inc.(a)............................................      176,697
                                                                               ----------

                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT AND SUPPLIES -- 5.1%
  1,915,930   Zimmer Holdings, Inc.(a)......................................   $  149,079
                                                                               ----------
              HEALTH CARE PROVIDERS AND SERVICES -- 11.4%
  3,494,279   UnitedHealth Group, Inc. .....................................      333,284
                                                                               ----------
              PHARMACEUTICALS -- 2.0%
    860,288   Johnson & Johnson.............................................       57,777
                                                                               ----------
                                                                                  716,837
                                                                               ----------
              INDUSTRIALS -- 13.1%
              AIR FREIGHT AND LOGISTICS -- 4.5%
  1,409,441   FedEx Corp. ..................................................      132,417
                                                                               ----------
              INDUSTRIAL CONGLOMERATES -- 6.0%
  4,903,565   General Electric Co. .........................................      176,822
                                                                               ----------
              MACHINERY -- 2.6%
    831,448   Caterpillar, Inc. ............................................       76,028
                                                                               ----------
                                                                                  385,267
                                                                               ----------
              INFORMATION TECHNOLOGY -- 9.8%
              COMMUNICATIONS EQUIPMENT -- 4.6%
  3,650,422   QUALCOMM, Inc. ...............................................      133,788
                                                                               ----------
              COMPUTERS AND PERIPHERALS -- 3.5%
  2,666,333   Dell, Inc.(a).................................................      102,441
                                                                               ----------
              SOFTWARE -- 1.7%
    957,302   Electronic Arts, Inc.(a)......................................       49,569
                                                                               ----------
                                                                                  285,798
                                                                               ----------
              UTILITIES -- 3.0%
              ELECTRIC UTILITIES -- 3.0%
  1,113,287   TXU Corp. ....................................................       88,651
                                                                               ----------
                                                                                   88,651
                                                                               ----------
              TOTAL COMMON STOCKS
                (Cost of $2,225,604)........................................    2,862,561
                                                                               ----------
              INVESTMENT MANAGEMENT COMPANY -- 4.3%
127,891,000   Nations Cash Reserves,
                Capital Class Shares(c).....................................      127,891
                                                                               ----------
              TOTAL INVESTMENT MANAGEMENT COMPANY
                (Cost of $127,891)..........................................      127,891
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 182

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Focused Equities Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS(D) -- 2.7%
              Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
$    20,836     04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $21,034
                (repurchase proceeds $20,838)...............................   $   20,836
              Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
     25,003
                Agency securities with various maturities to 09/15/09,
                market value $25,332 (repurchase proceeds $25,005)..........
                                                                                   25,003
              Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
     32,551
                Agency securities with various maturities to 03/31/35,
                market value $33,064 (repurchase proceeds $32,554)..........
                                                                                   32,551
                                                                               ----------
              TOTAL REPURCHASE AGREEMENTS
                (Cost of $78,390).................................                 78,390
                                                                               ----------
              TOTAL INVESTMENTS
                (Cost of $2,431,885)(e)...........................     104.7%   3,068,842
                                                                               ----------
              OTHER ASSETS AND LIABILITIES, NET...................      (4.7)%   (138,800)
                                                                               ----------
              NET ASSETS..........................................     100.0%  $2,930,042
                                                                               ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  Non-income producing security.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005, is $76,643 and $76,709, respectively.

(c)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d)
  This amount represents cash collateral received from securities lending activity (see Note 7).

(e)
  Cost for federal income tax purposes is $2,438,951.

At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Health care.................................          24.5%
Consumer discretionary......................          20.7
Financials..................................          17.7
Industrials.................................          13.1
Information technology......................           9.8
Consumer staples............................           5.4
Energy......................................           3.5
Utilities...................................           3.0
Investment management company...............           4.3
Repurchase agreements.......................           2.7
Other assets and liabilities, net...........          (4.7)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Small Company Master Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 97.2%
             CONSUMER DISCRETIONARY -- 17.2%
             AUTOMOBILES -- 0.7%
   110,800   Winnebago Industries, Inc.....................................   $  3,501
                                                                              --------
             HOTELS, RESTAURANTS AND LEISURE -- 5.8%
   163,975   Gaylord Entertainment Co.(a)..................................      6,624
    89,015   Isle of Capris Casinos, Inc.(a)...............................      2,363
    57,900   Kerzner International Ltd.(a).................................      3,545
    47,430   Panera Bread Co., Class A(a)..................................      2,681
    56,700   Penn National Gaming, Inc.(a).................................      1,666
   171,590   RARE Hospitality International, Inc.(a).......................      5,299
    77,575   Scientific Games Corp., Class A(a)............................      1,773
   228,138   Shuffle Master, Inc.(a).......................................      6,607
                                                                              --------
                                                                                30,558
                                                                              --------
             HOUSEHOLD DURABLES -- 0.8%
    50,250   Beazer Homes USA, Inc.(b).....................................      2,506
    61,075   Yankee Candle Co., Inc.(b)....................................      1,936
                                                                              --------
                                                                                 4,442
                                                                              --------
             INTERNET AND CATALOG RETAIL -- 1.6%
   115,805   Blue Nile, Inc.(a)(b).........................................      3,202
   156,292   Coldwater Creek, Inc.(a)......................................      2,888
    51,700   Overstock.com, Inc.(a)(b).....................................      2,223
                                                                              --------
                                                                                 8,313
                                                                              --------
             MEDIA -- 2.1%
   330,425   Lions Gate Entertainment Corp.(a).............................      3,651
    44,725   R.H. Donnelley Corp.(a).......................................      2,598
   345,100   Radio One, Inc., Class D(a)...................................      5,090
                                                                              --------
                                                                                11,339
                                                                              --------
             SPECIALTY RETAIL -- 3.6%
    98,850   Aeropostale, Inc.(a)..........................................      3,237
   227,707   Hibbett Sporting Goods, Inc.(a)...............................      6,840
    67,625   MarineMax, Inc.(a)............................................      2,109
   115,380   Pacific Sunwear of California, Inc.(a)........................      3,228
   125,880   Tuesday Morning Corp.(a)......................................      3,634
                                                                              --------
                                                                                19,048
                                                                              --------
             TEXTILES, APPAREL AND LUXURY GOODS -- 2.6%
    69,020   Deckers Outdoor Co.(a)(b).....................................      2,467
   157,225   Jos. A. Bank Clothiers, Inc.(a)(b)............................      4,607
   312,837   Wolverine World Wide, Inc.(a).................................      6,704
                                                                              --------
                                                                                13,778
                                                                              --------
                                                                                90,979
                                                                              --------
             CONSUMER STAPLES -- 1.5%
             FOOD PRODUCTS -- 1.2%
   159,848   Corn Products International, Inc..............................      4,154
    92,875   Delta and Pine Land Co........................................      2,508
                                                                              --------
                                                                                 6,662
                                                                              --------
             HOUSEHOLD PRODUCTS -- 0.3%
    35,920   Rayovac Corp.(a)..............................................      1,494
                                                                              --------
                                                                                 8,156
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             ENERGY -- 4.8%
             ENERGY EQUIPMENT AND SERVICES -- 1.9%
    56,875   Atwood Oceanics, Inc.(a)......................................   $  3,784
    34,525   CAL Dive International, Inc.(a)...............................      1,564
   129,275   Oceaneering International, Inc.(a)............................      4,848
                                                                              --------
                                                                                10,196
                                                                              --------
             OIL AND GAS -- 2.9%
    73,465   Brigham Exploration Co.(a)....................................        678
    19,055   Cheniere Energy, Inc.(a)......................................      1,229
    59,715   Denbury Resources, Inc.(a)(b).................................      2,104
    29,055   Quicksilver Resources, Inc.(a)(b).............................      1,416
   148,659   Remington Oil and Gas Corp.(a)................................      4,686
   296,045   Superior Energy Services, Inc.(a).............................      5,092
                                                                              --------
                                                                                15,205
                                                                              --------
                                                                                25,401
                                                                              --------
             FINANCIALS -- 8.2%
             CAPITAL MARKETS -- 1.9%
   159,524   Affiliated Managers Group, Inc.(a)(b).........................      9,895
                                                                              --------
             COMMERCIAL BANKS -- 4.2%
   266,238   Boston Private Financial Holdings, Inc........................      6,323
   107,367   City National Corp............................................      7,496
   132,112   Fidelity Bankshares, Inc......................................      3,036
    45,300   Main Street Banks, Inc........................................      1,200
   120,529   South Financial Group, Inc....................................      3,681
    20,875   Texas Capital Bancshares, Inc.(a).............................        438
                                                                              --------
                                                                                22,174
                                                                              --------
             CONSUMER FINANCE -- 0.7%
    50,020   Nelnet, Inc.(a)...............................................      1,592
    88,450   World Acceptance Corp.(a).....................................      2,257
                                                                              --------
                                                                                 3,849
                                                                              --------
             INSURANCE -- 1.4%
    48,875   Selective Insurance Group, Inc................................      2,260
    97,535   Triad Guaranty, Inc.(a).......................................      5,131
                                                                              --------
                                                                                 7,391
                                                                              --------
                                                                                43,309
                                                                              --------
             HEALTH CARE -- 17.8%
             BIOTECHNOLOGY -- 3.5%
   178,366   Affymetrix, Inc.(a)(b)........................................      7,641
   159,025   AtheroGenics, Inc.(a)(b)......................................      2,082
    41,462   Illumina, Inc.(a).............................................        332
    42,215   Martek Biosciences Corp.(a)...................................      2,456
   155,760   Protein Design Labs, Inc.(a)..................................      2,491
   142,920   Serologicals Corp.(a)(b)......................................      3,493
                                                                              --------
                                                                                18,495
                                                                              --------
             HEALTH CARE EQUIPMENT AND SUPPLIES -- 5.3%
   243,190   American Medical Systems Holdings, Inc.(a)....................      4,178
   160,325   Immucor, Inc.(a)..............................................      4,840
    40,545   INAMED Corp.(a)...............................................      2,834
    29,620   Intuitive Surgical, Inc.(a)...................................      1,346
   107,905   Kyphon, Inc.(a)...............................................      2,716

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 184

NATIONS MASTER INVESTMENT TRUST

Nations Small Company Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT AND SUPPLIES -- (CONTINUED)
   144,539   Palomar Medical Technologies, Inc.(a)(b)......................   $  3,898
   139,301   Respironics, Inc.(a)..........................................      8,117
                                                                              --------
                                                                                27,929
                                                                              --------
             HEALTH CARE PROVIDERS AND SERVICES -- 6.1%
    14,000   Apria Healthcare Group, Inc.(a)...............................        449
   211,079   Centene Corp.(a)..............................................      6,330
    82,200   HealthExtras, Inc.(a).........................................      1,369
   373,288   Province Healthcare Co.(a)....................................      8,993
    80,958   Triad Hospitals, Inc.(a)......................................      4,056
   559,746   VCA Antech, Inc.(a)...........................................     11,324
                                                                              --------
                                                                                32,521
                                                                              --------
             PHARMACEUTICALS -- 2.9%
    42,831   Axcan Pharma, Inc.(a)(b)......................................        721
   136,575   Connetics Corp.(a)............................................      3,454
    61,500   OSI Pharmaceuticals, Inc.(a)..................................      2,542
    40,575   Par Pharmaceutical Companies, Inc.(a).........................      1,357
   225,980   Penwest Pharmaceuticals Co.(a)(b).............................      2,793
    70,600   Pharmion Corp.(a).............................................      2,047
   137,100   Salix Pharmaceuticals Ltd.(a).................................      2,261
                                                                              --------
                                                                                15,175
                                                                              --------
                                                                                94,120
                                                                              --------
             INDUSTRIALS -- 13.6%
             AEROSPACE AND DEFENSE -- 0.9%
    27,275   Armor Holdings, Inc.(a).......................................      1,011
    18,630   Engineered Support Systems, Inc...............................        997
    90,370   Teledyne Technologies, Inc.(a)................................      2,829
                                                                              --------
                                                                                 4,837
                                                                              --------
             AIR FREIGHT AND LOGISTICS -- 1.4%
   107,716   UTI Worldwide, Inc............................................      7,481
                                                                              --------
             AIRLINES -- 0.5%
   238,030   Frontier Airlines, Inc.(a)....................................      2,495
                                                                              --------
             BUILDING PRODUCTS -- 0.6%
   150,542   Griffon Corp.(a)..............................................      3,223
                                                                              --------
             COMMERCIAL SERVICES AND SUPPLIES -- 4.2%
   178,706   Education Management Corp.(a).................................      4,995
   111,075   Heidrick & Struggles International, Inc.(a)...................      4,084
    58,775   Mine Safety Appliances Co.....................................      2,277
    94,900   Navigant Consulting, Inc.(a)..................................      2,584
   180,600   Resources Connection, Inc.(a)(b)..............................      3,780
   117,050   Senomyx, Inc.(a)(b)...........................................      1,394
    81,365   Waste Connections, Inc.(a)....................................      2,827
                                                                              --------
                                                                                21,941
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             CONSTRUCTION AND ENGINEERING -- 1.2%
   146,003   Chicago Bridge & Iron Co., NV, N.Y. Registered Shares.........   $  6,429
                                                                              --------
             MACHINERY -- 3.5%
   131,942   Actuant Corp., Class A(a).....................................      5,927
    90,695   Bucyrus International, Inc., Class A..........................      3,543
    73,911   Cuno, Inc.(a).................................................      3,798
    21,400   IDEX Corp.....................................................        863
    26,770   Joy Global, Inc...............................................        939
    14,900   Middleby Corp.(a)(b)..........................................        736
    24,500   Toro Co.......................................................      2,168
    37,800   Wabtec Corp...................................................        775
                                                                              --------
                                                                                18,749
                                                                              --------
             MARINE -- 0.3%
    41,000   Kirby Corp.(a)................................................      1,723
                                                                              --------
             ROAD AND RAIL -- 0.9%
    82,840   Landstar System, Inc.(a)......................................      2,713
   120,500   U.S. Xpress Enterprises, Inc., Class A(a).....................      1,970
                                                                              --------
                                                                                 4,683
                                                                              --------
             TRADING COMPANIES AND DISTRIBUTORS -- 0.1%
    63,518   Aceto Corp....................................................        471
                                                                              --------
                                                                                72,032
                                                                              --------
             INFORMATION TECHNOLOGY -- 27.3%
             COMMUNICATIONS EQUIPMENT -- 3.2%
   207,940   Anaren, Inc.(a)...............................................      2,522
   282,565   AudioCodes Ltd.(a)(b).........................................      3,182
   119,916   Avocent Corp.(a)..............................................      3,077
   253,981   C-COR.net Corp.(a)............................................      1,544
    40,340   F5 Networks, Inc.(a)..........................................      2,037
    52,715   NICE Systems Ltd., ADR(a).....................................      1,698
   180,112   Packeteer, Inc.(a)............................................      2,772
                                                                              --------
                                                                                16,832
                                                                              --------
             COMPUTERS AND PERIPHERALS -- 1.5%
    65,826   Applied Films Corp.(a)........................................      1,522
   156,300   M-Systems Flash Disk Pioneers Ltd.(a)(b)......................      3,445
   297,500   Neoware Systems, Inc.(a)(b)...................................      3,103
                                                                              --------
                                                                                 8,070
                                                                              --------
             ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 4.5%
   272,227   Aeroflex, Inc.(a).............................................      2,540
   173,947   Daktronics, Inc.(a)...........................................      3,766
    81,325   Dionex Corp.(a)...............................................      4,432
   149,256   FLIR Systems, Inc.(a).........................................      4,522
   119,225   Global Imaging Systems, Inc.(a)...............................      4,228
   304,764   Plexus Corp.(a)(b)............................................      3,508
    28,525   Trimble Navigation Ltd.(a)....................................        964
                                                                              --------
                                                                                23,960
                                                                              --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Small Company Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             INTERNET SOFTWARE AND SERVICES -- 2.9%
    42,550   Digital River, Inc.(a)........................................   $  1,326
   450,650   Digitas, Inc.(a)..............................................      4,552
   112,500   EarthLink, Inc.(a)(b).........................................      1,012
    89,720   InfoSpace, Inc.(a)............................................      3,663
   310,498   Secure Computing Corp.(a).....................................      2,661
   207,330   ValueClick, Inc.(a)(b)........................................      2,200
                                                                              --------
                                                                                15,414
                                                                              --------
             IT SERVICES -- 2.6%
   127,183   Anteon International Corp.(a).................................      4,951
    24,918   Cognizant Technology Solutions Corp., Class A(a)..............      1,151
   130,215   Euronet Worldwide, Inc.(a)....................................      3,718
    65,642   MTC Technologies, Inc.(a).....................................      2,134
   234,950   Sykes Enterprises, Inc.(a)....................................      1,614
                                                                              --------
                                                                                13,568
                                                                              --------
             SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 6.2%
   167,005   Cymer, Inc.(a)................................................      4,471
   526,333   Microsemi Corp.(a)............................................      8,574
   274,175   Semtech Corp.(a)..............................................      4,899
   115,100   Silicon Laboratories, Inc.(a).................................      3,420
   106,540   Tessera Technologies, Inc.(a).................................      4,606
    86,330   Varian Semiconductor Equipment Associates, Inc.(a)............      3,281
   342,944   Virage Logic Corp.(a).........................................      3,759
                                                                              --------
                                                                                33,010
                                                                              --------
             SOFTWARE -- 6.4%
   117,800   American Reprographics Co.(a).................................      1,691
   117,917   ANSYS, Inc.(a)................................................      4,034
   311,825   Aspect Communications Corp.(a)................................      3,246
   340,800   Borland Software Corp.(a).....................................      2,767
   184,650   Epicor Software Corp.(a)......................................      2,419
   148,046   Hyperion Solutions Corp.(a)...................................      6,530
   126,745   Open Solutions, Inc.(a).......................................      2,513
    23,215   OPNET Technologies, Inc.(a)...................................        194
   256,310   Progress Software Corp.(a)....................................      6,721
   227,751   RSA Security, Inc.(a).........................................      3,610
                                                                              --------
                                                                                33,725
                                                                              --------
                                                                               144,579
                                                                              --------
             MATERIALS -- 3.7%
             CHEMICALS -- 1.5%
    74,475   Airgas, Inc...................................................      1,779
   132,350   Mosaic Co.(a).................................................      2,258
   176,394   Symyx Technologies, Inc.(a)...................................      3,890
                                                                              --------
                                                                                 7,927
                                                                              --------
             CONTAINERS AND PACKAGING -- 0.3%
    90,200   Crown Holdings, Inc.(a).......................................      1,404
                                                                              --------
             METALS AND MINING -- 1.9%
   133,900   Allegheny Technologies, Inc...................................      3,228
   196,293   AMCOL International Corp......................................      3,682
    91,775   Steel Dynamics, Inc.(b).......................................      3,162
                                                                              --------
                                                                                10,072
                                                                              --------
                                                                                19,403
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 1.7%
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.0%
    10,680   Tekelec(a)(b).................................................   $    170
                                                                              --------
             WIRELESS TELECOMMUNICATION SERVICES -- 1.7%
   306,800   SBA Communications Corp., Class A(a)..........................      2,810
   166,011   SpectraLink Corp..............................................      2,344
    99,550   Western Wireless Corp., Class A(a)............................      3,779
                                                                              --------
                                                                                 8,933
                                                                              --------
                                                                                 9,103
                                                                              --------
             UTILITIES -- 1.4%
             GAS UTILITIES -- 1.4%
   108,810   Energen Corp..................................................      7,247
                                                                              --------
                                                                                 7,247
                                                                              --------
             TOTAL COMMON STOCKS
               (Cost of $398,976)..........................................    514,329
                                                                              --------
             INVESTMENT MANAGEMENT COMPANIES -- 2.7%
    22,150   iShares Dow Jones U.S. Real Estate Index Fund(b)..............      2,487
    73,695   iShares Nasdaq Biotechnology Index Fund(b)....................      4,684
    22,450   iShares Russell 2000 Index Fund(b)............................      2,742
 4,481,000   Nations Cash Reserves, Capital Class Shares(c)................      4,481
                                                                              --------
             TOTAL INVESTMENT MANAGEMENT COMPANIES
               (Cost of $15,359)...........................................     14,394
                                                                              --------
   PAR
  (000)
----------
             REPURCHASE AGREEMENTS(d) -- 8.9%
$   12,527   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
               04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $12,646
               (repurchase proceeds $12,528)...............................     12,527
    15,032   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
               Agency securities with various maturities to 09/15/09,
               market value $15,230 (repurchase proceeds $15,033)..........     15,032

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 186

NATIONS MASTER INVESTMENT TRUST

Nations Small Company Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


   PAR                                                                          VALUE
  (000)                                                                         (000)
---------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS(d) -- (CONTINUED)
$   19,571   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
               Agency securities with various maturities to 03/31/35,
               market value $19,880 (repurchase proceeds $19,573)..........     19,571
                                                                              --------
             TOTAL REPURCHASE AGREEMENTS
               (Cost of $47,130)...........................................     47,130
                                                                              --------
             TOTAL INVESTMENTS
               (Cost of $461,465)(e).............................     108.8%   575,853
                                                                              --------
             OTHER ASSETS AND
               LIABILITIES, NET..................................      (8.8)%  (46,503)
                                                                              --------
             NET ASSETS..........................................     100.0%  $529,350
                                                                              ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  Non-income producing security.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $48,099 and $45,943, respectively.

(c)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d)
  This amount represents cash collateral received from securities lending activity (see Note 7).

(e)
  Cost for federal income tax purposes is $463,659.

ABBREVIATION:

ADR  --   American Depositary Receipt

At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Information technology......................          27.3%
Health care.................................          17.8
Consumer discretionary......................          17.2
Industrials.................................          13.6
Financials..................................           8.2
Energy......................................           4.8
Materials...................................           3.7
Telecommunication services..................           1.7
Consumer staples............................           1.5
Utilities...................................           1.4
Investment management companies.............           2.7
Repurchase agreements.......................           8.9
Other assets and liabilities, net...........          (8.8)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF ASSETS AND LIABILITIES


March 31, 2005

                                                                           STRATEGIC            FOCUSED         SMALL COMPANY
                                                      GROWTH MASTER      GROWTH MASTER      EQUITIES MASTER         MASTER
                                                        PORTFOLIO          PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                      ------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS:
Non-affiliated investments, at cost.................  $    1,770,639     $    1,419,183     $    2,303,994      $      456,984
Affiliated investments, at cost.....................         258,753              5,415            127,891               4,481
                                                      --------------     --------------     --------------      --------------
Non-affiliated investments, at value................       2,176,817          1,502,315          2,940,951             571,372
Affiliated investments, at value....................         258,753              5,415            127,891               4,481
Cash................................................             104                 --                139                  --
Receivable for investment securities sold...........           6,506              8,256              8,152               6,839
Dividends receivable................................           1,471              2,327              2,238                  91
Interest receivable.................................             279                 11                 32                  15
Other assets........................................              --                 --                 --                   1
                                                      --------------     --------------     --------------      --------------
    Total assets....................................       2,443,930          1,518,324          3,079,403             582,799
                                                      --------------     --------------     --------------      --------------
LIABILITIES:
Collateral on securities loaned.....................         (67,260)           (40,796)           (78,390)            (47,130)
Due to custodian bank...............................              --                (21)                --                 (52)
Investment advisory fee payable.....................          (1,297)              (702)            (1,616)               (324)
Administration fee payable..........................            (195)               (60)              (248)                (23)
Custody fee payable.................................             (18)               (16)               (28)                 (8)
Payable for investment securities purchased.........         (31,302)            (1,882)           (69,011)             (5,864)
Accrued Trustees' fees and expenses.................             (44)               (45)               (44)                (24)
Accrued expenses and other liabilities..............             (23)               (42)               (24)                (24)
                                                      --------------     --------------     --------------      --------------
    Total liabilities...............................        (100,139)           (43,564)          (149,361)            (53,449)
                                                      --------------     --------------     --------------      --------------
NET ASSETS..........................................  $    2,343,791     $    1,474,760     $    2,930,042      $      529,350
                                                      ==============     ==============     ==============      ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 188

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2005

                                                                           STRATEGIC            FOCUSED         SMALL COMPANY
                                                      GROWTH MASTER      GROWTH MASTER      EQUITIES MASTER         MASTER
                                                        PORTFOLIO          PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                      ------------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $74,
  $69, $179 and $6, respectively)...................  $       14,636     $       33,673     $       24,137      $        1,793
Dividend income from affiliated funds...............           1,965                168              1,056                 181
Interest............................................           1,223                  5                 --                  --
Securities lending..................................              44                 75                 45                 221
                                                      --------------     --------------     --------------      --------------
    Total investment income.........................          17,868             33,921             25,238               2,195
                                                      --------------     --------------     --------------      --------------
EXPENSES:
Investment advisory fee.............................          11,839             10,365             19,323               5,277
Administration fee..................................           1,649                841              2,701                 316
Custodian fees......................................             130                106                218                  43
Legal and audit fees................................              41                 42                 42                  23
Trustees' fees and expenses.........................              21                 22                 22                  22
Interest expense....................................              --                 23                 --*                  6
Other...............................................              35                 53                 72                  25
                                                      --------------     --------------     --------------      --------------
    Total expenses..................................          13,715             11,452             22,378               5,712
Fees waived or reimbursed by investment advisor
  and/or administrator (see Note 3).................              --                (93)                --                  --
Fees reduced by credits allowed by the custodian
  (see Note 3)......................................              (4)                (5)                (2)                 (3)
                                                      --------------     --------------     --------------      --------------
    Net expenses....................................          13,711             11,354             22,376               5,709
                                                      --------------     --------------     --------------      --------------
NET INVESTMENT INCOME (LOSS)........................           4,157             22,567              2,862              (3,514)
                                                      --------------     --------------     --------------      --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.............................         (32,908)           399,572               (667)             88,054
  Foreign currency and other net assets.............            (377)                --               (629)                 --
  Net increase from payments by affiliates and net
    realized gain/(loss) on the disposal of
    investments in violation of restrictions (see
    Note 3).........................................              --                181                 --                  --
                                                      --------------     --------------     --------------      --------------
Net realized gain/(loss) on investments.............         (33,285)           399,753             (1,296)             88,054
Change in unrealized appreciation/(depreciation) of
  securities........................................         153,557           (339,265)           147,000             (87,351)
                                                      --------------     --------------     --------------      --------------
Net realized and unrealized gain/(loss) on
  investments.......................................         120,272             60,488            145,704                 703
                                                      --------------     --------------     --------------      --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................  $      124,429     $       83,055     $      148,566      $       (2,811)
                                                      ==============     ==============     ==============      ==============

---------------

 * Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                             GROWTH
                                                                        MASTER PORTFOLIO
                                                                ---------------------------------
                                                                  YEAR ENDED         YEAR ENDED
                                                                MARCH 31, 2005     MARCH 31, 2004
                                                                ---------------------------------
(IN THOUSANDS)
Net investment income (loss)................................    $        4,157     $          641
Net realized gain/(loss) on investments.....................           (33,285)            51,459
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           153,557            192,452
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................           124,429            244,552
Contributions...............................................         1,172,736            797,051
Withdrawals.................................................          (305,651)          (279,054)
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................           991,514            762,549
NET ASSETS:
Beginning of period.........................................         1,352,277            589,728
                                                                --------------     --------------
End of period...............................................    $    2,343,791     $    1,352,277
                                                                ==============     ==============

---------------

(a)Small Company Master Portfolio commenced operations on November 1, 2003.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 190

NATIONS MASTER INVESTMENT TRUST

         STRATEGIC GROWTH                    FOCUSED EQUITIES                      SMALL COMPANY
         MASTER PORTFOLIO                    MASTER PORTFOLIO                    MASTER PORTFOLIO
-----------------------------------   -------------------------------   -----------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        PERIOD ENDED
    MARCH 31, 2005   MARCH 31, 2004   MARCH 31, 2005   MARCH 31, 2004   MARCH 31, 2005   MARCH 31, 2004 (a)
-----------------------------------------------------------------------------------------------------------
    $       22,567   $       13,753   $        2,862   $         (295)  $       (3,514)  $          (2,084)
           399,753           38,802           (1,296)         125,132           88,054              33,844
          (339,265)         469,018          147,000          440,064          (87,351)             30,069
    --------------   --------------   --------------   --------------   --------------   -----------------
            83,055          521,573          148,566          564,901           (2,811)             61,829
           312,192          325,674          719,801        1,146,568           62,652           1,016,295
          (779,853)        (692,882)        (640,299)        (593,210)        (300,890)           (307,725)
    --------------   --------------   --------------   --------------   --------------   -----------------
          (384,606)         154,365          228,068        1,118,259         (241,049)            770,399
         1,859,366        1,705,001        2,701,974        1,583,715          770,399                  --
    --------------   --------------   --------------   --------------   --------------   -----------------
    $    1,474,760   $    1,859,366   $    2,930,042   $    2,701,974   $      529,350   $         770,399
    ==============   ==============   ==============   ==============   ==============   =================

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  FINANCIAL HIGHLIGHTS


                                                                                                          WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                                                           REIMBURSEMENTS
                                                                                                          ----------------
                                                             RATIO OF          RATIO OF                       RATIO OF
                                                            OPERATING       NET INVESTMENT                   OPERATING
                                                           EXPENSES TO     INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
                                            TOTAL            AVERAGE         AVERAGE NET      TURNOVER        AVERAGE
                                            RETURN          NET ASSETS          ASSETS          RATE         NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
GROWTH MASTER PORTFOLIO:
Year ended 3/31/2005......................    8.30%      0.83%(a)(b)             0.25%            62%     0.83%(a)(b)
Year ended 3/31/2004......................   33.81       0.87(a)(b)              0.07             94      0.87(a)(b)
Year ended 3/31/2003......................  (18.90)      0.87(a)(b)             (0.05)           107      0.87(a)(b)
Year ended 3/31/2002......................   (0.53)      0.87(a)(b)             (0.13)           114      0.87(a)(b)
Year ended 3/31/2001......................      --(c)    0.86(a)                 0.20            113      0.86(a)
STRATEGIC GROWTH MASTER PORTFOLIO:
Year ended 3/31/2005......................    5.18%      0.67%(d)                1.34%           122%     0.68%(a)(b)
Year ended 3/31/2004......................   32.80       0.71(a)(b)(d)           0.74             47      0.71(a)(b)
Period ended 3/31/2003(e).................  (22.08)      0.71(a)(b)(f)(g)        0.96(f)(g)       77      0.71(a)(b)(f)(g)
FOCUSED EQUITIES MASTER PORTFOLIO:
Year ended 3/31/2005......................    5.76%      0.83%(a)(b)             0.11%            89%     0.83%(a)(b)
Year ended 3/31/2004......................   32.78       0.86(a)(b)             (0.01)            96      0.86(a)(b)
Year ended 3/31/2003......................  (19.02)      0.86(a)(b)             (0.08)           115      0.86(a)(b)
Year ended 3/31/2002......................    3.50       0.86(a)(b)             (0.08)           129      0.86(a)(b)
Year ended 3/31/2001......................      --(c)    0.86(a)(b)              0.17            134      0.86(a)
SMALL COMPANY MASTER PORTFOLIO:
Year ended 3/31/2005......................    0.50%      0.90%(a)(b)             0.56%            59%     0.90%(a)(b)
Period ended 3/31/2004(h).................   51.50       0.98(a)(e)             (0.66)(f)         26      0.98(a)(f)

---------------

(a)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expenses, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)Total return not required for periods indicated.

(d)The reimbursement from Investment Advisor (see Note 8) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement to the operating expense ratio (with waivers) was less than 0.01% for the year ended March 31, 2004.

(e)Strategic Growth Master Portfolio commenced operations on May 13, 2002.

 (f)
   Annualized.

(g)Allocated from Blue Chip Master Portfolio and Focused Equities Master Portfolio, respectively.

(h)Small Company Master Portfolio commenced operations on November 1, 2003.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 192

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS


Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2005, the Master Trust offered twelve separate portfolios. These financial statements pertain only to the following portfolios (each a "Master Portfolio" and collectively, the "Master Portfolios"):

       Nations Marsico Growth Master Portfolio
       Nations Strategic Growth Master Portfolio
       Nations Marsico Focused Equities Master Portfolio
       Nations Small Company Master Portfolio

Financial statements for the other portfolios of the Master Trust are presented under separate cover. The following investors were invested in the Master Portfolios at March 31, 2005:

GROWTH MASTER PORTFOLIO:
Nations Marsico Growth Fund.................................  97.0%
Nations Marsico Growth Fund (Offshore)......................   1.7%
Banc of America Capital Management Funds I -- Growth Fund...   1.3%
STRATEGIC GROWTH MASTER PORTFOLIO:
Nations Strategic Growth Fund...............................  98.7%
Nations Strategic Growth Fund (Offshore)....................   1.3%
FOCUSED EQUITIES MASTER PORTFOLIO:
Nations Marsico Focused Equities Fund.......................  99.1%
Nations Marsico Focused Equities Fund (Offshore)............   0.8%
Banc of America Capital Management Funds I -- Focused
  Equities Fund.............................................   0.1%
SMALL COMPANY MASTER PORTFOLIO:
Nations Small Company Fund..................................  97.2%
Nations Small Company Fund (Offshore).......................   2.8%

Certain Master Portfolios invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Master Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Futures contracts: All Master Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Portfolios' securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known

NATIONS MASTER INVESTMENT TRUST
as the "initial margin." Subsequent payments ("variation margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Master Portfolios may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Master Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Master Portfolios may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Master Portfolio's objective. Call options written by a Master Portfolio give the holder the right to buy the underlying securities from the Master Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Master Portfolio at a stated price. In the case of put options, a Master Portfolio is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Master Portfolios may also write combinations of covered puts and calls on the same underlying security. When the Master Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Master Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Master Portfolios typically receive a premium from writing a put or call option, which would increase the Master Portfolios' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Master Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Master Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Master Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Master Portfolio.

Foreign currency transactions: The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. London time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on

NATIONS MASTER INVESTMENT TRUST
securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Master Portfolio may enter into forward foreign currency contracts only under two circumstances: (i) when a Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset. At March 31, 2005, the Master Portfolios had no open forward foreign currency contracts.

Forward foreign currency contracts will be used primarily to protect the Master Portfolio from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Master Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Repurchase agreements: Each Master Portfolio may engage in repurchase agreement transactions with institutions that the Master Portfolios' investment advisor has determined are creditworthy. Each Master Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each investor in the Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Portfolio.

Federal income taxes: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Portfolio.

Indemnification: In the normal course of business, each Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Master Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Master Portfolio that have not yet

NATIONS MASTER INVESTMENT TRUST
occurred. Also, under the Master Trust's organizational documents, the Trustees and Officers of the Master Trust are indemnified against certain liabilities that may arise out of their duties to the Master Trust. However, based on experience, the Master Portfolios expect the risk of loss due to these warranties and indemnities to be minimal.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Master Portfolios. Effective December 1, 2004, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Master Portfolio:

                                FEES ON            FEES ON           FEES ON           FEES ON           FEES ON        FEES ON
                                AVERAGE            AVERAGE           AVERAGE           AVERAGE           AVERAGE        AVERAGE
                              NET ASSETS         NET ASSETS        NET ASSETS        NET ASSETS        NET ASSETS      NET ASSETS
                                 FIRST         $500 MILLION TO    $1 BILLION TO    $1.5 BILLION TO    $3 BILLION TO       OVER
                             $500 MILLION        $1 BILLION       $1.5 BILLION       $3 BILLION        $6 BILLION      $6 BILLION
                            -----------------------------------------------------------------------------------------------------
Growth Master Portfolio...       0.75%              0.70%             0.65%             0.60%             0.58%           0.56%
Strategic Growth Master
  Portfolio...............       0.60%              0.55%             0.50%             0.45%             0.43%           0.41%
Focused Equities Master
  Portfolio...............       0.75%              0.70%             0.65%             0.60%             0.58%           0.56%
Small Company Master
  Portfolio...............       0.70%              0.65%             0.60%             0.60%             0.60%           0.60%

Prior to December 1, 2004, BACAP received a monthly investment advisory fee based on the average daily net assets of each of the Portfolios at the following annual rates:

                                                                ANNUAL
                                                                 RATE
                                                                ------
Growth Master Portfolio.....................................     0.75%
Strategic Growth Master Portfolio...........................     0.65%
Focused Equities Master Portfolio...........................     0.75%
Small Company Master Portfolio..............................     0.90%

For the year ended March 31, 2005, the effective investment advisory fee rates for the Portfolios were as follows:

                                                                EFFECTIVE
                                                                  RATE
                                                                ---------
Growth Master Portfolio.....................................      0.72%
Strategic Growth Master Portfolio...........................      0.62%
Focused Equities Master Portfolio...........................      0.72%
Small Company Master Portfolio..............................      0.84%

The Master Trust has, on behalf of the Growth and Focused Equities Master Portfolios, entered into a sub-advisory agreement with BACAP and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the annual rate of 0.45% of each Master Portfolio's average daily net assets.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of the Master Trust. Under the administration agreement, BACAP Distributors is entitled to receive a fee, computed daily and paid monthly, at the following annual rates:

                                                                ANNUAL
                                                                 RATE
                                                                ------
Growth Master Portfolio.....................................     0.10%
Strategic Growth Master Portfolio...........................     0.05%
Focused Equities Master Portfolio...........................     0.10%
Small Company Master Portfolio..............................     0.05%

The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BACAP Distributors.

NATIONS MASTER INVESTMENT TRUST

BNY serves as the custodian of the Master Trust's assets.

For the year ended March 31, 2005, Small Company Master Portfolio paid brokerage commissions of $11,325 to certain affiliates of BACAP in connection with the execution of various portfolio transactions.

With the exception of one officer, no officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or Officer of the Master Trust.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BACAP. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of assets and liabilities.

The Master Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Master Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Master Portfolios. For the year ended March 31, 2005, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                             ADVISORY FEES           ADMINISTRATION FEES
                                                           (EARNED BY BACAP)    (EARNED BY BACAP DISTRIBUTORS)
FUND                                                             (000)                      (000)
--------------------------------------------------------------------------------------------------------------
Growth Master Portfolio..................................        $120                        $63
Strategic Growth Master Portfolio........................          15                          8
Focused Equities Master Portfolio........................          88                         45
Small Company Master Portfolio...........................          15                          8

3.  TOTAL OPERATING EXPENSE LIMITATIONS

The Master Portfolios have an agreement with BNY under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

During the year ended March 31, 2005, BACAP ascertained that it caused the Strategic Growth Master Portfolio to exceed certain investment restrictions imposed by the 1940 Act and conditions in exemptive orders granted to the Strategic Growth Master Portfolio. BACAP reimbursed the Strategic Growth Master Portfolio for all losses incurred resulting from the sale of securities required to bring the Strategic Growth Master Portfolio within its investment limits. The amount of the reimbursement, during the year ended March 31, 2005, is as follows:

Strategic Growth............................................    $181,227

In addition to this reimbursement BACAP reimbursed advisory fees paid on the value of assets held in excess of the value allowed by the exemptive order. The amount of the reimbursement is included in the Statements of operations in "Fees waived by investment advisor and/or administrator". The amount of the reimbursement is as follows:

Strategic Growth............................................    $92,939

NATIONS MASTER INVESTMENT TRUST

4.  FEDERAL TAX INFORMATION

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes, was:

                                                                                                   NET
                                                                                                UNREALIZED
                                                               UNREALIZED      UNREALIZED     APPRECIATION/
                                                              APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                                 (000)           (000)            (000)
                                                              ----------------------------------------------
Growth Master Portfolio.....................................    $411,351        $ (8,934)        $402,417
Strategic Growth Master Portfolio...........................     124,506         (44,587)          79,919
Focused Equities Master Portfolio...........................     659,523         (29,632)         629,891
Small Company Master Portfolio..............................     133,833         (21,639)         112,194

5.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2005, were as follows:

                                                              PURCHASES       SALES
                                                                (000)         (000)
                                                              ------------------------
Growth Master Portfolio.....................................  $1,711,524    $  973,768
Strategic Growth Master Portfolio...........................   2,026,035     2,457,411
Focused Equities Master Portfolio...........................   2,628,591     2,348,150
Small Company Master Portfolio..............................     367,481       594,620

6.  LINE OF CREDIT

The Master Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Master Portfolios had no borrowings outstanding at March 31, 2005. During the year ended March 31, 2005, borrowings by the Master Portfolios under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
PORTFOLIO                                                        (000)          RATE
--------------------------------------------------------------------------------------
Strategic Growth Master Portfolio...........................      $542          2.66%
Focused Equities Master Portfolio...........................        23          1.93
Small Company Master Portfolio..............................       232          2.23

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

7.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolios may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of the collateral. The cash collateral received is invested in repurchase agreements. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to the borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolio. Generally, in the event of borrower default, the Master Portfolio has the right to use the collateral to offset any losses incurred. In the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral, there may be a

NATIONS MASTER INVESTMENT TRUST
potential loss to the Master Portfolio. The Master Portfolio bears the risk of loss with respect to the investment of collateral. The income earned by each Master Portfolio from securities lending is included in its Statement of operations.

At March 31, 2005, the following Master Portfolios had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
                                                                    (000)              (000)
                                                              ----------------------------------
Growth Master Portfolio.....................................       $65,736            $67,260
Strategic Growth Master Portfolio...........................        39,813             40,796
Focused Equities Master Portfolio...........................        76,709             78,390
Small Company Master Portfolio..............................        45,943             47,130

8.  CONTINGENCIES AND OTHER EVENTS

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributors,
Inc. -- the investment advisor to and distributor of the Columbia Funds, respectively, -- to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with the BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the staff of the SEC. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. At this time, the distribution plan is still under development. As such, any gain to the Nations Funds or their shareholders can not currently be determined. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL

NATIONS MASTER INVESTMENT TRUST
filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. The MDL is ongoing. The Master Portfolios are not currently named as defendants in the MDL. The Master Portfolios can not predict if they will be added as parties to the MDL, and if they are added, whether the litigation will have any impact on them.

NATIONS MASTER INVESTMENT TRUST

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Marsico Growth Master Portfolio, Nations Strategic Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio and Nations Small Company Master Portfolio (constituting part of Nations Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2005

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Indefinite term;     Managing Director -- E.J. Boudreau &      75
Age: 60                  Trustee since 2005   Associates (consulting), through
Trustee                                       current; Chairman and Chief
                                              Executive Officer -- John Hancock
                                              Funds (mutual funds), 1989 through
                                              2000.

William P. Carmichael    Indefinite term;     Retired; Senior Managing                  75
Age: 60                  Trustee since 1999   Director -- The Succession Fund (a
Trustee and Chairman of                       company formed to advise and buy
the Board                                     family owned companies) from 1998
                                              through April 2001.

William A. Hawkins       Indefinite term;     President, Retail Banking -- IndyMac      75
Age: 63                  Trustee since 2005   Bancorp, Inc., September 1999
Trustee                                       through August 2003.

R. Glenn Hilliard        Indefinite term;     Chairman and Chief Executive              75
Age: 65                  Trustee since 2005   Officer -- Hilliard Group LLC
Trustee                                       (investing and consulting), April
                                              2003 through current; Chairman and
                                              Chief Executive Officer -- ING
                                              America (financial services),
                                              1999 -- April 2003; and Executive
                                              Chairman -- Conseco, Inc.
                                              (insurance), Sept 2004 through
                                              current.

Minor M. Shaw            Indefinite term;     President -- Micco Corporation and        75
Age: 56                  Trustee since 2003   Mickel Investment Group.
Trustee


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Director -- The Museum of Science,
Age: 60                  Boston; Advisory Board Member --
Trustee                  Perennial Capital Advisors.


William P. Carmichael    Director -- Cobra Electronics
Age: 60                  Corporation (electronic equipment
Trustee and Chairman of  manufacturer), Rayovac Corp.
the Board                (batteries) and The Finish Line
                         (apparel).

William A. Hawkins       Vice Chairman -- San Gabriel Red
Age: 63                  Cross; Director -- Leadership
Trustee                  Pasadena; Director -- Operation
                         Hope; Trustee -- The Chandler
                         School.

R. Glenn Hilliard        Director -- Conseco, Inc.
Age: 65                  (insurance); Non-Executive
Trustee                  Director -- Alea Group Holding
                         (Bermuda), Ltd. (insurance).


Minor M. Shaw            Chairman -- Wofford College Board of
Age: 56                  Trustees; Chairman and
Trustee                  Trustee -- The Daniel-Mickel
                         Foundation of South Carolina;
                         Vice-Chairman and Trustee --
                         Greenville-Spartanburg Airport
                         Commission and Duke Endowment;
                         Trustee -- The Hollingsworth Funds,
                         The Belle Baruch Foundation and the
                         South Carolina Foundation for
                         Independent Colleges;
                         Chair-Elect -- Urban League of the
                         Upstate; Board Member -- United Way
                         of Greenville County; Vice-Chair --
                         Greenville Chamber of Commerce;
                         Board Member -- United Way of South
                         Carolina.

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
PRINCIPAL OFFICERS
Christopher L. Wilson    Indefinite term:     Head of Mutual Funds since August,        n/a
Age: 47                  President (since     2004 and Senior Vice President of
                         2004)                the Advisor since January, 2005;
                                              President of the Columbia Funds,
                                              Liberty Funds and Stein Roe Funds
                                              since October, 2004; President and
                                              Chief Executive Officer of the
                                              Nations Funds since January, 2005;
                                              President of the Galaxy Funds since
                                              April 2005; Director of Bank of
                                              America Global Liquidity Funds, plc
                                              since May 2005; Director of Banc of
                                              America Capital Management
                                              (Ireland), Limited since May 2005;
                                              Senior Vice President of BACAP
                                              Distributors LLC since January,
                                              2005; Director of FIM Funding, Inc.
                                              since January, 2005; Senior Vice
                                              President of Columbia Funds
                                              Distributor, Inc. since January,
                                              2005; Director of Columbia Funds
                                              Services, Inc. since January, 2005
                                              (formerly President and Chief
                                              Executive Officer, CDC IXIS Asset
                                              Management Services, Inc. from
                                              September, 1998 to August, 2004).

J. Kevin Connaughton     Indefinite term:     Treasurer of the Columbia Funds           n/a
(Age 40)                 Treasurer (since     since October, 2003 and of the
Treasurer                2000)                Liberty Funds, Stein Roe Funds and
                                              All-Star Funds since December, 2000;
                                              Vice President of the Advisor since
                                              April, 2003 (formerly President of
                                              the Columbia Funds, Liberty Funds
                                              and Stein Roe Funds from February,
                                              2004 to October, 2004; Chief
                                              Accounting Officer and Controller of
                                              the Liberty Funds and All-Star Funds
                                              from February, 1998 to October,
                                              2000); Treasurer of the Galaxy Funds
                                              since September, 2002 (formerly
                                              Treasurer from December, 2002 to
                                              December, 2004 and President from
                                              February, 2004 to December, 2004 of
                                              the Columbia Management
                                              Multi-Strategy Hedge Fund, LLC; Vice
                                              President of Colonial Management
                                              Associates, Inc. from February, 1998
                                              to October, 2000).

Mary Joan Hoene          Indefinite term:     Senior Vice President and Chief           n/a
(Age 54)                 Senior Vice          Compliance Officer of the Columbia
                         President and        Funds, Liberty Funds, Stein Roe
                         Chief Compliance     Funds and All-Star Funds since
                         Officer (since       August, 2004 (formerly Partner,
                         2004)                Carter, Ledyard & Milburn LLP from
                                              January, 2001 to August, 2004;
                                              Counsel, Carter, Ledyard & Milburn
                                              LLP from November, 1999 to December,
                                              2000; Vice President and Counsel,
                                              Equitable Life Assurance Society of
                                              the United States from April, 1998
                                              to November, 1999).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
PRINCIPAL OFFICERS
Christopher L. Wilson                    n/a
Age: 47

J. Kevin Connaughton                     n/a
(Age 40)
Treasurer

Mary Joan Hoene                          n/a
(Age 54)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
Michael G. Clarke        Indefinite term:     Chief Accounting Officer of the           n/a
(Age 35)                 Chief Accounting     Columbia Funds, Liberty Funds, Stein
                         Officer (since       Roe Funds and All-Star Funds since
                         2004)                October, 2004 (formerly Controller
                                              of the Columbia Funds, Liberty
                                              Funds, Stein Roe Funds and All-Star
                                              Funds from May, 2004 to October,
                                              2004; Assistant Treasurer from June,
                                              2002 to May, 2004; Vice President,
                                              Product Strategy & Development of
                                              the Liberty Funds and Stein Roe
                                              Funds from February, 2001 to June,
                                              2002; Assistant Treasurer of the
                                              Liberty Funds, Stein Roe Funds and
                                              the All-Star Funds from August, 1999
                                              to February, 2001; Audit Manager,
                                              Deloitte & Toche LLP from May, 1997
                                              to August, 1999).

Jeffrey R. Coleman       Indefinite term:     Controller of the Columbia Funds,         n/a
(Age 35)                 Controller (since    Liberty Funds, Stein Roe Funds and
                         2004)                All-Star Funds since October, 2004
                                              (formerly Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Deputy Treasurer of the CDC Nvest
                                              Funds and Loomis Sayles Funds from
                                              February, 2003 to September, 2004;
                                              Assistant Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Assistant Treasurer of the CDC Nvest
                                              Funds from August, 2000 to February,
                                              2003; Tax Manager of PFPC, Inc. from
                                              November, 1996 to August, 2000).

R. Scott Henderson       Indefinite term:     Secretary of the Columbia Funds,          n/a
(Age 45)                 Secretary (since     Liberty Funds and Stein Roe Funds
                         2004)                since December, 2004 (formerly Of
                                              Counsel, Bingham McCutchen from
                                              April, 2001 to September, 2004;
                                              Executive Director and General
                                              Counsel, Massachusetts Pension
                                              Reserves Investment Management Board
                                              from September, 1997 to March,
                                              2001).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
Michael G. Clarke                        n/a
(Age 35)

Jeffrey R. Coleman                       n/a
(Age 35)

R. Scott Henderson                       n/a
(Age 45)

---------------

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

NATIONS FUNDS

 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
 AGREEMENTS:


Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees (the "Boards") of Nations Funds Trust and Nations Master Investment Trust, including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Banc of America Capital Management, LLC ("BACAP") for Nations Convertible Securities Fund, Nations Asset Allocation Fund, Nations Value Fund, Nations MidCap Value Fund, Nations SmallCap Value Master Portfolio, Nations Marsico Growth Master Portfolio, Nations Strategic Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio, Nations Marsico MidCap Growth Fund (formerly named Nations MidCap Growth Fund), Nations Marsico 21st Century Master Portfolio and Nations Small Company Master Portfolio; and
(ii) an investment sub-advisory agreement with Marsico Capital Management, LLC ("Marsico Capital" or the "Sub-Adviser") for Nations Marsico Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio and Nations Marsico 21st Century Master Portfolio. The investment advisory agreement with BACAP and the investment sub-advisory agreement with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds and master portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 17-18, 2004, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of BACAP and the Sub-Adviser and the re-approval of the Advisory Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by BACAP and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for BACAP and the Sub-Adviser were provided to the Boards, as were responses of BACAP and the Sub-Adviser to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of BACAP and the Sub-Adviser. In this regard, the Boards specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Boards received and reviewed information on Securities and Exchange Commission ("SEC") and other regulatory inquiries and examinations relating to the Funds, BACAP and the Sub-Adviser. The Boards considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Boards also considered the Funds' Chief Compliance Officer's report and recommendations.

The Boards evaluated the ability of BACAP and the Sub-Adviser, including their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Boards considered information regarding BACAP's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Boards considered the effects of recent and anticipated hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Boards concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by BACAP and the Sub-Adviser.

NATIONS FUNDS



 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
 AGREEMENTS: (CONTINUED)


FUND PERFORMANCE AND EXPENSES

The Boards considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. They also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain Funds, Lipper determined that the composition of the Peer Group/Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

The Boards also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and expense and performance rankings of each Fund in the Lipper data, BACAP apprised the Boards of individual characteristics (such as: poor rankings in terms of overall expense or management fees, maintaining poor performance or demonstrating a combination of below average to poor performance while maintaining below average or poor expense rankings) of any Fund that they believed may warrant further investigation by the Boards (denoted by an overall "negative" ranking for the Fund in question) and accordingly determined an overall score for each Fund.

The Boards considered the projected impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Boards also considered projected savings to the Funds that would result from certain modifications in soft dollar arrangements.

The Boards noted that the performance results for each Fund, except Nations Asset Allocation Fund and Nations Marsico MidCap Growth Fund was better than, or not substantially below each Fund's Peer Group median overall performance and did not necessitate any significant additional review.

The Nations Funds Trust Board noted that Nations Asset Allocation Fund required additional review as a result of its negative performance in the ranking of three-year performance compared to actual management fees. Upon further review of the Fund, however, the Boards noted that the Fund had improved its performance and achieved a 2nd quintile ranking against its Universe in the one-year period and that total expenses of the Fund were lower than the median total expense ratio of its Peer Group. The Nations Funds Trust Board also noted that Nations Marsico MidCap Growth Fund had been brought to their attention by Management in part based on its 5th quintile performance rankings for its three-year period and 4th quintile ranking in Actual Management Fees. After additional research into the data and information provided by Management, the Board noted that the Fund's total expense ratio was the second lowest in its Peer Group and that, effective November 2, 2004, Marsico Capital would provide portfolio management services as the new sub-adviser to the Fund to address performance issues.

The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. They also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Boards noted that the total expense ratios of Nations Asset Allocation Fund, Nations Value Fund, Nations MidCap Value Fund, Nations SmallCap Value Master Portfolio, Nations Strategic Growth Master Portfolio, Nations Marsico MidCap Growth Fund, Nations Marsico 21st Century Master Portfolio and Nations Small Company Master Portfolio were lower than, or not appreciably above, each Fund's Peer Group's median overall ratio and did not require significant additional consideration by the Boards.

As with their review of each Fund's performance, Funds that performed poorly or below average with respect to their total expense ratios were highlighted by Management for further review by the Boards. The Nations Funds Trust Board

NATIONS FUNDS



 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
 AGREEMENTS: (CONTINUED)


noted that the overall expense ratio of Nations Convertible Securities Fund was appreciably higher than its Peer Group's median overall ratio as a result of the Fund's 5th quintile rating against its Peer Group in contractual and actual management fees and total expenses. However, the Board observed that management has proposed to lower the overall expense ratio for the Fund and that the Fund outperformed, or did not perform appreciably below, its Peer Group for the one- and three-year periods, respectively. The Nations Master Investment Trust Board also noted that the overall expense ratio of Nations Marsico Growth Master Portfolio was appreciably higher than its Peer Group's median overall ratio as a result of the Fund's 4th quintile rating against its Peer Group in total expenses and 5th quintile rating in contractual and actual management fees. However, the Board observed that management has proposed to lower the total expenses of the Fund and that the Fund ranked at the top of its Peer Group in performance for its one- and three-year periods. The Nations Master Investment Trust Board noted that the overall expense ratio of Nations Marsico Focused Equities Master Portfolio was appreciably higher than its Peer Group's median overall expense ratio as a result of its 4th quintile rating in total expenses and 5th quintile rating in contractual management fees and actual management fees. However, the Board also observed that the Fund ranked in the 1st quintile for performance against its Peer Group for the life of the Fund, excluding the most recent one-year period, and that Management has proposed to lower the total expense ratio of the Fund.

Management also discussed the Lipper data and rankings, and other relevant information, for each Fund. Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Boards reviewed and considered the proposed contractual investment advisory fee rates, combined with the administration fee rates, payable by the Funds to BACAP for investment advisory services (the "Advisory Agreement Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by BACAP to the Sub-Adviser for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Boards noted that, on a complex-wide basis, BACAP and Columbia Management Advisors, Inc. ("Columbia") were proposing to reduce annual investment advisory and administration fees by $32 million per year pursuant to an agreement in principle entered into with the New York Attorney General ("NYAG") on March 15, 2004 to settle a civil complaint filed by the NYAG against BACAP and certain affiliates relating to trading in mutual fund shares. At the November meetings, the Boards also considered and approved BACAP's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type on a complex-wide basis. The Boards also considered the reduction in the advisory agreement rates for certain individual Funds that would result from the fee reductions and adoption of a standardized breakpoint schedule.

Additionally, the Boards received and afforded specific attention to information comparing the Net Advisory Rates with those of the other funds in their respective Peer Groups. The Boards concluded that the respective Net Advisory Rates for the Funds, except Nations Convertible Securities Fund, Nations Marsico Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio and Nations Strategic Growth Master Portfolio, were lower than, or not appreciably higher than, the median rates of each Fund's Peer Group and did not warrant significant additional consideration.

The Boards noted that the Advisory Agreement Rates and Net Advisory Rates for Nations Convertible Securities Fund, Nations Marsico Growth Master Portfolio and Nations Marsico Focused Equities Master Portfolio necessitated additional review. The Boards noted that the while the Advisory Agreement Rates and Net Advisory rates for Nations Convertible Securities Fund were in the 5th quintile, the Fund ranks in the 1st and 3rd quintiles for its one- and three-year performance periods, respectively. The Boards also noted that while the Advisory Agreement Rates and Net Advisory rates for Nations Marsico Growth Master Portfolio were in the 5th quintile, the Fund ranked in the 1st quintile for the one- and three-year performance periods. Similarly, while the Advisory Agreement Rates and Net Advisory Rates for Nations Marsico Focused Equities Master Portfolio were in the 5th quintile, the Fund ranked in the 1st quintile for its

NATIONS FUNDS



 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
 AGREEMENTS: (CONTINUED)


three-year period. The Boards also noted that while the ranking of Nations Strategic Growth Master Portfolio compared to three-year performance was negative, the Fund ranks in the 2nd quintile in total expense ratios.

With regard to the Funds sub-advised by Marisco Capital, the Nations Master Investment Trust Board also reviewed the Sub-Advisory Agreement Rates charged by Marisco Capital, which serves as Sub-Adviser to certain of the Funds. The Board concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY

The Boards received and considered a detailed profitability analysis of BACAP based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and BACAP and its affiliates, including Marsico Capital. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that BACAP and its affiliates, including Marsico Capital, received with regard to providing these services to the Funds were not unreasonable.

ECONOMIES OF SCALE

The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Boards concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through the newly-approved Advisory Agreement Rate breakpoints effective December 1, 2004.

The Nations Funds Trust Board did not approve such breakpoints for Nations Asset Allocation Fund. However, the Board considered the Advisory Agreement Rate of the Fund and concluded that the fees were fair and equitable based on relevant factors, including the Fund's performance results.

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Boards also received and considered information about the nature, extent and quality of services and fee rates offered by BACAP to its other clients, including institutional investors. The Boards considered that Marsico Capital did not provide such information because it treats such information as confidential. The Boards concluded that the Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to other BACAP clients. Where rates offered to other clients of BACAP were appreciably lower, the Boards concluded, based on information provided by BACAP, that the costs associated with managing and operating a registered open-end fund, compared with an institutional investor account, provided a justification for the higher fee rates charged to the Funds.

The Nations Master Investment Trust Board did not receive comparative fee rate materials for the Sub-Adviser, but concluded that the Sub-Advisory Agreement Rates were fair and equitable based on other considerations, including the performance of Funds as sub-advised by the Sub-Adviser. The Board also noted that the sub-advisory fees are paid to the Sub-Adviser by BACAP and not directly by the Funds, and that the Board separately determined that the Advisory Agreement Rates for the sub-advised Funds were fair and equitable.

OTHER BENEFITS TO BACAP AND THE SUB-ADVISERS

The Boards received and considered information regarding potential "fall-out" or ancillary benefits received by BACAP and its affiliates, including the Sub-Adviser, as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of BACAP and the Sub-Adviser with the Funds (such as

NATIONS FUNDS



 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
 AGREEMENTS: (CONTINUED)


soft-dollar credits) and benefits potentially derived from an increase in the business of BACAP and the Sub-Adviser as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by BACAP and its affiliates or the Sub-Adviser and its affiliates).

The Boards also considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, including whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed the respective policies of BACAP and the Sub-Adviser regarding the allocation of portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Boards also considered the markets for the Funds, including the principal channels through which the Funds' shares are offered and sold. The Boards noted that the Funds in the Nations Funds complex are generally utilized primarily by fiduciary accounts, over many of which Bank of America, N.A. and its affiliates exercise discretionary authority.

The Nations Funds Trust Board noted that Marsico Capital became the sub-adviser to Nations Marsico MidCap Growth Fund in August 2004, and therefore is not yet subject to an annual re-approval requirement. Nonetheless, the Board reviewed certain information related to Marsico Capital as a part of its overall review of the Advisory Agreements of the Funds.

As discussed above, the Boards review detailed materials received from BACAP and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also regularly review and assess the quality of the services that the Funds receive throughout the year. In this regard, the Boards review reports of BACAP and the Sub-Adviser at least in each of their quarterly meetings, which include, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Boards interview the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Boards concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

NATIONS FUNDS

  SHAREHOLDER MEETING RESULTS                                      UNAUDITED


RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

On March 17, 2005, a Special Meeting of Shareholders of the Nations Funds Trust (the "Trust") was held to conduct a vote for or against the approval of the following Item on the Trust's Proxy Statement for said Meeting. On December 17, 2004, the record date of the Meeting, the Trust had 89,015,864,903 shares outstanding. The votes cast were as follows:

PROPOSAL 1.

ELECTION OF TRUSTEES:                                              FOR           WITHHELD
-------------------------------------------------------------------------------------------
Edward J. Boudreau, Jr. ....................................  60,106,221,350    182,307,606
William P. Carmichael.......................................  60,097,356,926    191,172,030
William A. Hawkins..........................................  60,107,769,386    180,759,570
R. Glenn Hilliard...........................................  60,106,552,355    181,976,601
Minor M. Shaw...............................................  60,099,464,530    189,064,426


  SHAREHOLDER MEETING RESULTS


RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

On March 17, 2005, a Special Meeting of Shareholders of the Nations Master Investment Trust (the "Trust") was held to conduct a vote for or against the approval of the following Item on the Trust's Proxy Statement for said Meeting. On December 17, 2004, the record date of the Meeting, the Trust had 996,970,350 shares outstanding. The votes cast were as follows:

PROPOSAL 1.

ELECTION OF TRUSTEES:                                              FOR           WITHHELD
-------------------------------------------------------------------------------------------
Edward J. Boudreau, Jr. ....................................     911,066,248      4,746,035
William P. Carmichael.......................................     911,023,809      4,788,474
William A. Hawkins..........................................     911,084,335      4,727,928
R. Glenn Hilliard...........................................     911,060,388      4,751,895
Minor M. Shaw...............................................     911,038,474      4,773,809





THE NATIONS FUNDS                                                               HIGHER RISK/REWARD POTENTIAL
FAMILY OF FUNDS
THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT                                                                      INTERNATIONAL/
                                                                                                        GLOBAL
Within each category,                                                                                   FUNDS
the funds are listed from
aggressive to conservative.
                                                                                   EQUITY               Nations Marsico
                                                                                   FUNDS                International
                                                        FIXED                                           Opportunities Fund
                                                        INCOME
                                                        FUNDS                      GROWTH FUNDS         Nations International
                               MONEY                                                                    Equity Fund
                               MARKET                                              Nations Small
                               FUNDS                    TAXABLE                    Company Fund         Nations International
                                                        INCOME FUNDS                                    Value Fund
                                                                                   Nations Marsico
                               Nations Cash             Nations High Yield         21st Century Fund    Nations Global
                               Reserves                 Bond Fund                                       Value Fund
                                                                                   Nations MidCap
                               Nations Money            Nations Strategic          Growth Fund
                               Market Reserves          Income Fund
                                                                                   Nations Marsico
LOWER RISK/REWARD POTENTIAL    Nations Government       Nations Bond Fund          Focused Equities
                               Reserves                                            Fund
                                                        Nations Intermediate
                               Nations Treasury         Bond Fund                  Nations Marsico
                               Reserves                                            Growth Fund
                                                        Nations Government
                               Nations Tax-Exempt       Securities Fund
                               Reserves                                            BLEND FUNDS          SPECIALTY FUNDS
                                                        Nations Short-
                               Nations Municipal        Intermediate               Nations Asset
                               Reserves                 Government Fund            Allocation Fund      INDEX FUNDS

                               Nations California       Nations Short-Term         Nations Strategic    Nations SmallCap Index Fund
                               Tax-Exempt Reserves      Income Fund                Growth Fund
                                                                                                        Nations MidCap Index Fund
                               Nations New York
                               Tax-Exempt Reserves      TAX-EXEMPT                 VALUE FUNDS          Nations LargeCap Index Fund
                                                        INCOME FUNDS
                                                                                   Nations SmallCap     Nations LargeCap Enhanced
                                                        Nations Municipal          Value Fund           Core Fund
                                                        Income Fund
                                                                                   Nations MidCap
                                                        Nations State-Specific     Value Fund           ASSET ALLOCATION
                                                        Long-Term Municipal                             PORTFOLIOS
                                                        Bond Funds (CA, FL)        Nations Value Fund
                                                                                                        Nations LifeGoal
                                                        Nations Intermediate                            Growth Portfolio
                                                        Municipal Bond Fund
                                                                                                        Nations LifeGoal Balanced
                                                        Nations State-Specific                          Growth Portfolio
                                                        Intermediate Municipal
                                                        Bond Funds (CA, FL,                             Nations LifeGoal Income and
                                                        GA, KS, MD, NC, SC,                             Growth Portfolio
                                                        TN, TX, VA)
                                                                                                        Nations LifeGoal
                                                        Nations Short-Term                              Income Portfolio
                                                        Municipal Income Fund

                                                                                                        OTHER SPECIALTY FUNDS

                                                                                                        Nations Convertible
                                                                                                        Securities Fund

NF-02/056V-0405 (05/05) 05/5843

                                                      Nations Cash Reserves

                                                      Nations Money Market
                                                      Reserves

                                                      Nations Treasury Reserves

                                                      Nations Government
                                                      Reserves

                                                      Nations Municipal Reserves
Nations Money Market Funds
                                                      Nations Tax-Exempt
Annual report for the year ended                      Reserves
March 31, 2005
                                                      Nations California
                                                      Tax-Exempt Reserves

                                                      Nations New York
                                                      Tax-Exempt Reserves




                                                            [NATIONS FUNDS LOGO]

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting record are available (i) at www.nationsfunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-626-2275 (institutional investors) and 800-321-7854 (individual investors). Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP DISTRIBUTORS, LLC and Banc of America Capital Management, LLC are the distributor and investment advisor to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP DISTRIBUTORS, LLC, MEMBER NASD, SIPC.




NOT FDIC INSURED                  MAY LOSE VALUE               NO BANK GUARANTEE

PRESIDENT'S LETTER

[PHOTO WILSON]
                  DEAR SHAREHOLDER:

                  Columbia Management, the asset management division of Bank of America, is in the process of combining various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. Our objective is to provide our shareholders with the best products and services possible. A number of changes are in the works that we believe may offer significant benefits for our shareholders. Some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes later this year.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have reduced management fees for many funds as part of our settlement agreement with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the good has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Nations Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

-s- CHRISTOPHER WILSON

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

TABLE OF CONTENTS

                                       DISCLOSURE OF FUND EXPENSES AND PORTFOLIO HOLDINGS
                                       Nations Cash Reserves                                         3
                                       Nations Money Market Reserves                                 6
                                       Nations Treasury Reserves                                     9
                                       Nations Government Reserves                                  12
                                       Nations Municipal Reserves                                   15
                                       Nations Tax-Exempt Reserves                                  18
                                       Nations California Tax-Exempt Reserves                       21
                                       Nations New York Tax-Exempt Reserves                         24
                                       FINANCIAL STATEMENTS
                                       Investment Portfolios                                        27
                                       Statements of assets and liabilities                         92
                                       Statements of operations                                     98
                                       Statements of changes in net assets                         100
                                       Schedules of capital stock activity                         104
                                       Financial highlights                                        112
                                       Notes to financial statements                               144
                                       Report of independent registered public accounting firm     157
                                       Tax information                                             158
                                       Fund governance                                             159
                                       Board consideration and re-approval of investment advisory
                                         agreement                                                 162
                                       Shareholder meeting results                                 166

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as a recommendation or investment advice.

NATIONS CASH RESERVES

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

NATIONS CASH RESERVES

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Capital Class             1,000.00        1,000.00        1,010.22      1,023.93        1.00         1.01               0.20
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Class       1,000.00        1,000.00        1,010.02      1,023.73        1.20         1.21               0.24
-----------------------------------------------------------------------------------------------------------------------------------
Trust Class               1,000.00        1,000.00        1,009.72      1,023.44        1.50         1.51               0.30
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity Class           1,000.00        1,000.00        1,009.47      1,023.19        1.75         1.77               0.35
-----------------------------------------------------------------------------------------------------------------------------------
Adviser Class             1,000.00        1,000.00        1,008.98      1,022.69        2.25         2.27               0.45
-----------------------------------------------------------------------------------------------------------------------------------
Investor Class            1,000.00        1,000.00        1,008.48      1,022.19        2.75         2.77               0.55
-----------------------------------------------------------------------------------------------------------------------------------
Market Class              1,000.00        1,000.00        1,007.88      1,021.69        3.25         3.28               0.65
-----------------------------------------------------------------------------------------------------------------------------------
Daily Class               1,000.00        1,000.00        1,007.18      1,020.94        4.00         4.03               0.80
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,007.93      1,021.69        3.25         3.28               0.65
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,004.69      1,018.45        6.50         6.54               1.30
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,004.69      1,018.45        6.50         6.54               1.30
-----------------------------------------------------------------------------------------------------------------------------------
Marsico                   1,000.00        1,000.00        1,008.48      1,022.19        2.75         2.77               0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor, Administrator and/or Distributor not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS CASH RESERVES

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)

[PIE CHART]

 1.9%  Funding agreements*
 2.4%  Municipal bonds and notes
 2.6%  Asset-backed securities
 3.2%  Mortgage-backed securities
 3.9%  Extendable commercial notes
 4.3%  Repurchase agreements
16.4%  Government agencies and obligations
17.6%  Commercial paper
21.6%  Certificates of deposit
26.1%  Corporate bonds and notes

* NET OF OTHER ASSETS AND LIABILITIES

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS MONEY MARKET RESERVES

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

NATIONS MONEY MARKET RESERVES

                             ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE END      EXPENSES PAID DURING      FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)         OF THE PERIOD ($)             THE PERIOD ($)         EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Capital Class             1,000.00        1,000.00        1,010.17      1,023.93        1.00         1.01               0.20
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Class       1,000.00        1,000.00        1,009.97      1,023.73        1.20         1.21               0.24
-----------------------------------------------------------------------------------------------------------------------------------
Trust Class               1,000.00        1,000.00        1,009.67      1,023.44        1.50         1.51               0.30
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity Class           1,000.00        1,000.00        1,009.42      1,023.19        1.75         1.77               0.35
-----------------------------------------------------------------------------------------------------------------------------------
Adviser Class             1,000.00        1,000.00        1,008.88      1,022.69        2.25         2.27               0.45
-----------------------------------------------------------------------------------------------------------------------------------
Investor Class            1,000.00        1,000.00        1,008.38      1,022.19        2.75         2.77               0.55
-----------------------------------------------------------------------------------------------------------------------------------
Daily Class               1,000.00        1,000.00        1,007.13      1,020.94        4.00         4.03               0.80
-----------------------------------------------------------------------------------------------------------------------------------
Service Class             1,000.00        1,000.00        1,006.13      1,019.95        5.00         5.04               1.00
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,004.64      1,018.45        6.50         6.54               1.30
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,004.64      1,018.45        6.50         6.54               1.30

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor, Administrator and/or Distributor not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS MONEY MARKET RESERVES

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)

[PIE CHART]

 1.8%  Asset-backed securities
 2.6%  Mortgage-backed securities
 3.2%  Municipal bonds and notes
11.8%  Repurchase agreements
15.5%  Commercial paper
16.9%  Government agencies and obligations
17.3%  Certificates of deposit
30.8%  Corporate bonds and notes
 0.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS TREASURY RESERVES

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Capital Class             1,000.00        1,000.00        1,009.32      1,023.93        1.00         1.01               0.20
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Class       1,000.00        1,000.00        1,009.12      1,023.73        1.20         1.21               0.24
-----------------------------------------------------------------------------------------------------------------------------------
Trust Class               1,000.00        1,000.00        1,008.83      1,023.44        1.50         1.51               0.30
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity Class           1,000.00        1,000.00        1,008.58      1,023.19        1.75         1.77               0.35
-----------------------------------------------------------------------------------------------------------------------------------
Adviser Class             1,000.00        1,000.00        1,008.08      1,022.69        2.25         2.27               0.45
-----------------------------------------------------------------------------------------------------------------------------------
Investor Class            1,000.00        1,000.00        1,007.58      1,022.19        2.75         2.77               0.55
-----------------------------------------------------------------------------------------------------------------------------------
Daily Class               1,000.00        1,000.00        1,006.33      1,020.94        4.00         4.03               0.80
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,007.08      1,021.69        3.25         3.28               0.65
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,003.79      1,018.45        6.49         6.54               1.30

NATIONS TREASURY RESERVES

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor, Administrator and/or Distributor not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS TREASURY RESERVES

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)

[PIE CHART]

35.4%  U.S. Treasury obligations
64.5%  Repurchase agreements
 0.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS GOVERNMENT RESERVES

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Capital Class             1,000.00        1,000.00        1,009.87      1,023.93        1.00         1.01               0.20
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Class       1,000.00        1,000.00        1,009.67      1,023.73        1.20         1.21               0.24
-----------------------------------------------------------------------------------------------------------------------------------
Trust Class               1,000.00        1,000.00        1,009.37      1,023.44        1.50         1.51               0.30
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity Class           1,000.00        1,000.00        1,009.12      1,023.19        1.75         1.77               0.35
-----------------------------------------------------------------------------------------------------------------------------------
Adviser Class             1,000.00        1,000.00        1,008.63      1,022.69        2.25         2.27               0.45
-----------------------------------------------------------------------------------------------------------------------------------
Investor Class            1,000.00        1,000.00        1,008.13      1,022.19        2.75         2.77               0.55
-----------------------------------------------------------------------------------------------------------------------------------
Daily Class               1,000.00        1,000.00        1,006.88      1,020.94        4.00         4.03               0.80
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,007.63      1,021.69        3.25         3.28               0.65
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,004.39      1,018.45        6.50         6.54               1.30

NATIONS GOVERNMENT RESERVES

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor, Administrator and/or Distributor not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS GOVERNMENT RESERVES

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)

[PIE CHART]

99.8%  U.S. Government agencies and obligations
 0.2%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS MUNICIPAL RESERVES

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Capital Class             1,000.00        1,000.00        1,007.93      1,023.93        1.00         1.01               0.20
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Class       1,000.00        1,000.00        1,007.73      1,023.73        1.20         1.21               0.24
-----------------------------------------------------------------------------------------------------------------------------------
Trust Class               1,000.00        1,000.00        1,007.43      1,023.44        1.50         1.51               0.30
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity Class           1,000.00        1,000.00        1,007.18      1,023.19        1.75         1.77               0.35
-----------------------------------------------------------------------------------------------------------------------------------
Adviser Class             1,000.00        1,000.00        1,006.68      1,022.69        2.25         2.27               0.45
-----------------------------------------------------------------------------------------------------------------------------------
Investor Class            1,000.00        1,000.00        1,006.18      1,022.19        2.75         2.77               0.55
-----------------------------------------------------------------------------------------------------------------------------------
Daily Class               1,000.00        1,000.00        1,004.94      1,020.94        4.00         4.03               0.80
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,002.44      1,018.45        6.49         6.54               1.30

NATIONS MUNICIPAL RESERVES

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor, Administrator and/or Distributor not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS MUNICIPAL RESERVES

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)

[PIE CHART]

100.0% Municipal bonds and notes*

* NET OF OTHER ASSETS AND LIABILITIES

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS TAX-EXEMPT RESERVES

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Capital Class             1,000.00        1,000.00        1,007.83      1,023.93        1.00         1.01               0.20
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Class       1,000.00        1,000.00        1,007.63      1,023.73        1.20         1.21               0.24
-----------------------------------------------------------------------------------------------------------------------------------
Trust Class               1,000.00        1,000.00        1,007.33      1,023.44        1.50         1.51               0.30
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity Class           1,000.00        1,000.00        1,007.08      1,023.19        1.75         1.77               0.35
-----------------------------------------------------------------------------------------------------------------------------------
Adviser Class             1,000.00        1,000.00        1,006.58      1,022.69        2.25         2.27               0.45
-----------------------------------------------------------------------------------------------------------------------------------
Investor Class            1,000.00        1,000.00        1,006.08      1,022.19        2.75         2.77               0.55
-----------------------------------------------------------------------------------------------------------------------------------
Daily Class               1,000.00        1,000.00        1,004.79      1,020.94        4.00         4.03               0.80
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,005.58      1,021.69        3.25         3.28               0.65

NATIONS TAX-EXEMPT RESERVES

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor, Administrator and/or Distributor not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS TAX-EXEMPT RESERVES

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)

[PIE CHART]

 0.2%  Variable rate demand notes
97.9%  Municipal bonds and notes
 1.9%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS CALIFORNIA

TAX-EXEMPT RESERVES

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Capital Class             1,000.00        1,000.00        1,007.68      1,023.93        1.00         1.01               0.20
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Class       1,000.00        1,000.00        1,007.48      1,023.73        1.20         1.21               0.24
-----------------------------------------------------------------------------------------------------------------------------------
Trust Class               1,000.00        1,000.00        1,007.18      1,023.44        1.50         1.51               0.30
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity Class           1,000.00        1,000.00        1,006.93      1,023.19        1.75         1.77               0.35
-----------------------------------------------------------------------------------------------------------------------------------
Adviser Class             1,000.00        1,000.00        1,006.43      1,022.69        2.25         2.27               0.45
-----------------------------------------------------------------------------------------------------------------------------------
Investor Class            1,000.00        1,000.00        1,005.93      1,022.19        2.75         2.77               0.55
-----------------------------------------------------------------------------------------------------------------------------------
Daily Class               1,000.00        1,000.00        1,004.69      1,020.94        4.00         4.03               0.80
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,002.19      1,018.45        6.49         6.54               1.30

NATIONS CALIFORNIA

TAX-EXEMPT RESERVES

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor, Administrator and/or Distributor not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS CALIFORNIA

TAX-EXEMPT RESERVES

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)

[PIE CHART]

100.0% Municipal bonds and notes*

* NET OF OTHER ASSETS AND LIABILITIES

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS NEW YORK

TAX-EXEMPT RESERVES

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Capital Class             1,000.00        1,000.00        1,007.68      1,023.93        1.00         1.01               0.20
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Class       1,000.00        1,000.00        1,007.48      1,023.73        1.20         1.21               0.24
-----------------------------------------------------------------------------------------------------------------------------------
Trust Class               1,000.00        1,000.00        1,007.18      1,023.44        1.50         1.51               0.30
-----------------------------------------------------------------------------------------------------------------------------------
Market Class              1,000.00        1,000.00        1,005.44      1,021.69        3.25         3.28               0.65

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor and/or Administrator not reimbursed a portion of expenses, total return would have been reduced.

NATIONS NEW YORK

TAX-EXEMPT RESERVES

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS NEW YORK

TAX-EXEMPT RESERVES

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)

[PIE CHART]

99.4%  Municipal bonds and notes
 0.6%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005



   PAR                                                                           VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             CORPORATE BONDS AND NOTES -- 26.1%
             CONSUMER CYCLICAL -- 0.1%
             AUTO MANUFACTURERS -- 0.1%
$   36,000   Toyota Motor Credit Corp.
               2.820% 09/09/05(a)..........................................   $    36,019
                                                                              -----------
             CONSUMER NON-CYCLICAL -- 0.0%
             COMMERCIAL SERVICES -- 0.0%
     8,500   Kinder Care Learning Centers
               3.250% 05/01/09(a)(c).......................................         8,500
                                                                              -----------
             FOOD -- 0.0%
     4,150   Mark-Lynn Foods, Inc.
               2.920% 06/01/11(b)..........................................         4,150
                                                                              -----------
             HEALTHCARE SERVICES -- 0.0%
     1,480   Massachusetts Nursing
               2.870% 11/15/13(b)..........................................         1,480
                                                                              -----------
                                                                                   14,130
                                                                              -----------
             FINANCIALS -- 26.0%
             BANKS -- 6.4%
   250,000   American Express Bank
               2.780% 05/13/05(a)..........................................       249,994
   100,000   American Express Bank
               2.810% 05/27/05.............................................        99,997
   100,000   Amsouth Bank N.A.
               2.795% 04/28/05.............................................        99,998
   125,000   Bank of New York Co.
               2.870% 06/27/05(a)(c).......................................       125,000
    80,000   Barclays Bank PLC
               2.990% 09/29/05.............................................        79,977
   415,000   Canadian Imperial Bank of Commerce
               2.955% 12/30/05.............................................       415,000
    50,000   Columbus Bank & Trust
               2.900% 12/23/05(a)..........................................        50,000
   200,000   Fifth Third Bank
               2.800% 04/28/05(a)..........................................       199,999
             Key Bank N.A.
 1,000,000     2.813% 04/01/05(a)..........................................     1,000,000
   250,000     2.844% 04/01/05(a)..........................................       250,000
    75,000   National City Bank
               2.825% 10/31/05(a)..........................................        74,998
    20,000   Southtrust Bank N.A.
               2.810% 05/02/05(a)..........................................        20,002
   299,250   Toronto Dominion Bank
               2.660% 11/09/05.............................................       299,213
   283,000   Wells Fargo Bank N.A.
               2.790% 04/29/05(a)..........................................       282,999
                                                                              -----------
                                                                                3,247,177
                                                                              -----------


   PAR                                                                           VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES -- 19.7%
$    1,515   2320 Properties LLC
               2.860% 11/01/22(b)(c).......................................   $     1,515
     2,670   2440 LLC
               2.860% 05/01/24(b)(c).......................................         2,670
       330   4-L Co of Carmel
               2.900% 11/01/13(b)..........................................           330
     9,200   A & M Hospital Convention Center
               2.640% 01/01/25(b)..........................................         9,200
     3,325   Acme Paper & Supply Co.
               2.980% 09/15/20(c)..........................................         3,325
             American Express Credit Corp.
   300,000     2.826% 04/05/05(b)..........................................       300,000
    82,000     2.880% 04/20/06(b)(c).......................................        82,043
     8,655   Arogas, Inc.
               2.960% 12/01/10(b)(c).......................................         8,655
     3,930   Atlanta Bread Company
               2.920% 09/01/23(b)..........................................         3,930
     1,750   Avatar Corp.
               2.860% 05/01/39(c)..........................................         1,750
    80,000   Bear Stearns Companies, Inc.
               3.125% 05/23/05(b)..........................................        80,019
     4,605   Berkeley Realty Co. LLC
               2.960% 03/01/22.............................................         4,605
     4,380   Berks Medical Realty LP
               2.910% 03/01/26(c)..........................................         4,380
             Beta Finance, Inc.
   207,000     2.485% 11/07/05(c)..........................................       206,969
   195,000     2.800% 01/24/06(b)(c).......................................       194,968
   300,000   BNP Paribas
               2.793% 04/15/05.............................................       299,997
     1,060   Bracalente Manufacturing Co.
               3.010% 06/01/08(b)..........................................         1,060
     5,550   Brewster Dairy, Inc.
               2.920% 04/03/23(b)..........................................         5,550
     1,450   Brookville Enterprise, Inc.
               2.860% 10/01/25(b)..........................................         1,450
     4,650   Brookwood Baptist Church
               2.970% 12/01/23(b)..........................................         4,650
    10,000   Brosis Finance LLC
               2.850% 09/01/19(b)..........................................        10,000
    90,000   Caterpillar Financial Service Corp.
               3.060% 06/01/05(b)..........................................        90,000
             CC USA, Inc.
   204,000     2.485% 11/04/05(c)..........................................       203,970
    65,000     2.780% 01/17/06(b)(c).......................................        64,990
   261,000     2.800% 01/25/06(b)(c).......................................       260,957
   160,000   Chase Manhattan Bank
               2.721% 05/11/05.............................................       160,000
     6,800   Chatham Capital Corp.
               2.810% 11/01/28(b)..........................................         6,800
     7,296   Clinic Building LLC
               2.920% 02/01/23(b)..........................................         7,296
     1,515   Cole Investments LLC
               2.860% 07/01/19(b)..........................................         1,515
     2,210   Colortech, Inc.
               2.900% 07/01/22.............................................         2,210

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



   PAR                                                                           VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES -- (CONTINUED)
$  100,000   Columbus Bank & Trust
               2.800% 03/09/06.............................................   $   100,000
     1,475   Commodore Medical Services LP
               2.860% 08/01/23(b)..........................................         1,475
    12,450   Conestoga Wood Specialities Corp.
               2.890% 03/01/14(b)(c).......................................        12,450
     5,895   Cornell Iron Works, Inc.
               2.910% 04/01/19(b)..........................................         5,895
             Credit Suisse First Boston
    50,000     2.760% 11/04/05(a)..........................................        50,012
    75,000     3.110% 12/29/05(a)..........................................        75,006
     5,000   Crosspoint Community Church
               2.970% 09/01/23(b)..........................................         5,000
     2,700   Cumberland College
               2.860% 10/01/23(b)..........................................         2,700
     1,695   DAPSCO, Inc.
               2.860% 02/01/15(b)(c).......................................         1,695
     4,600   Dauphine Orleans Hotel Corp.
               2.970% 12/01/20(b)..........................................         4,600
     3,240   Defiance Metal Co.
               2.970% 09/09/09(b)..........................................         3,240
       800   Derby Fabricating LLC
               2.860% 06/01/24(b)..........................................           800
     8,155   DJD Investments LLC
               2.970% 04/01/24(b)..........................................         8,155
   170,000   Dorada Finance, Inc.
               2.800% 01/25/06(b)(c).......................................       169,972
    18,055   Driftwood Landing Corp.
               2.920% 01/15/22(b)..........................................        18,055
     7,800   Eastridge Christian Assessment
               2.880% 08/01/29(b)..........................................         7,800
     3,000   Eau Claire Cooperative Health
               2.970% 12/01/19(b)..........................................         3,000
     4,315   EB & B Properties LLC
               3.020% 06/01/22(b)..........................................         4,315
     5,798   Edgewater Partner LP
               2.950% 05/01/29(b)..........................................         5,798
     1,000   Executive Management
               2.860% 10/01/44(b)..........................................         1,000
     2,980   FE LLC
               2.810% 04/01/28(b)..........................................         2,980
     3,000   First United Pentecostal
               2.970% 03/01/23(b)..........................................         3,000
     3,345   Florida Orthopedic Institute Surgery Center LLC
               2.960% 01/01/26(b)(c).......................................         3,345
     4,775   Galday Inn, Inc.
               2.960% 12/01/20(b)(c).......................................         4,775
    13,750   Garlands of Barrington Lenders, Inc.
               2.850% 04/01/32(b)..........................................        13,750
     3,965   Greenbrier Partners LLC
               2.920% 08/01/19(b)(c).......................................         3,965
     3,130   Han Sung Industries LLC
               2.960% 06/01/21(b)(c).......................................         3,130


   PAR                                                                           VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES -- (CONTINUED)
             Harrier Finance Funding LLC
$  100,000     2.790% 09/15/05(b)(c).......................................   $    99,996
   115,000     2.780% 01/17/06(b)(c).......................................       114,995
     7,395   Hospital Laundry Services, Inc.
               2.930% 08/01/23(b)(c).......................................         7,395
             Jackson Tube Service, Inc.
     3,300     2.960% 12/01/15(b)(c).......................................         3,300
     7,160   James A Marin & Donna F. Martin
               2.910% 07/01/20(b)..........................................         7,160
     2,000   Johnson Bible College
               2.970% 09/01/18(b)..........................................         2,000
     5,160   Johnson Research & Development Co.
               2.910% 09/01/16(b)(c).......................................         5,160
       145   JX Enterprises Group
               2.900% 07/01/14(b)(c).......................................           145
             K2 (USA) LLC
    80,000     2.385% 09/13/05(c)..........................................        79,998
   100,000     2.666% 02/01/06(b)(c).......................................        99,983
   125,000     2.696% 02/07/06(b)(c).......................................       124,979
   118,000     2.700% 02/08/06(b)(c).......................................       117,980
   100,000     2.800% 09/30/05(b)(c).......................................        99,995
   200,000     2.805% 10/25/05(b)(c).......................................       199,972
   130,000     2.800% 01/24/06(b)(c).......................................       129,979
   100,000     2.800% 02/15/06(b)(c).......................................       100,015
    11,925   King & Prince Seafood Corp.
               2.900% 11/01/13(b)..........................................        11,925
     2,770   L & H Holdings LLC
               3.070% 12/01/24(b)..........................................         2,770
    12,885   L.E. Pope Building Co.
               2.910% 11/01/13(b)(c).......................................        12,885
             Liberty Lighthouse Co. LLC
   100,000     Discount Note 04/05/06(b)(c)................................        99,990
    50,000     2.509% 01/27/06(b)(c).......................................        49,980
    50,000     2.655% 02/01/06(b)(c).......................................        49,998
   100,000     2.681% 02/02/06(b)(c).......................................        99,992
   100,000     2.735% 03/15/06(b)(c).......................................        99,995
    25,000     2.765% 02/14/06(b)(c).......................................        24,999
   100,000     2.815% 03/22/06(b)(c).......................................        99,995
    99,000     3.440% 03/01/06(b)(c).......................................        99,000
    12,240   Lincoln Park Associates LP
               2.990% 11/01/22(b)..........................................        12,240
             Links Finance LLC
   275,000     2.180% 07/15/05(c)..........................................       274,992
    75,000     2.853% 05/25/05(c)..........................................        75,002
   200,000     2.666% 02/01/06(b)(c).......................................       199,966
   110,000     2.800% 09/29/05(b)(c).......................................       109,984
     7,940   Loft Quest LLC
               2.930% 06/01/27(b)(c).......................................         7,940
     3,185   Long Term Capital LLC
               2.970% 05/01/18(b)..........................................         3,185
    50,700   LP Pinewood SPV LLC
               2.860% 02/01/18(b)..........................................        50,700
     2,150   M & P Richfield LLC
               2.920% 10/01/28(b)..........................................         2,150

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 28

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



   PAR                                                                           VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES -- (CONTINUED)
$      185   Macatawa Capital Partners LLC
               3.030% 04/01/29(b)..........................................   $       185
     3,000   Marital Trust
               2.970% 12/01/09.............................................         3,000
     7,740   Marsh Enterprise LLC
               2.810% 01/01/28(b)..........................................         7,740
     2,865   Maryland Industrial
               2.930% 08/01/18(b)(c).......................................         2,865
     1,560   Max Daetwyler Corp.
               3.030% 07/01/13(b)(c).......................................         1,560
     5,856   Michael J Barry
               2.970% 11/01/24(b)..........................................         5,856
     2,250   Midtown Church of Christ
               3.050% 11/01/22.............................................         2,250
             Morgan Stanley
   487,200     2.710% 04/03/06(b)..........................................       487,188
   150,000     2.830% 09/09/05.............................................       150,000
   400,000     2.930% 08/15/05(b)..........................................       400,000
     2,860   Multimetco, Inc.
               2.970% 09/01/18(b)..........................................         2,860
     5,545   Ness Family Partners LP
               2.940% 09/01/34(b)..........................................         5,545
     7,435   Okolona Christ Church
               2.920% 11/01/22(b)..........................................         7,435
    13,500   Park State Properties I LLC
               2.810% 11/01/34(b)..........................................        13,500
     4,440   Pearlstine Distributors, Inc.
               2.900% 03/01/23(b)..........................................         4,440
     4,000   Pilot Drive Properties LLC
               2.900% 02/01/35(b)..........................................         4,000
     3,000   Pineview Estates LC
               2.810% 01/01/23(b)(c).......................................         3,000
             Premier Asset Collateralized Entity LLC
    75,000     2.813% 05/17/05(b)(c).......................................        74,998
    60,000     2.770% 01/17/06(b)(c).......................................        60,000
     4,000   Prevea Clinic, Inc.
               2.810% 12/01/34(b)..........................................         4,000
     5,048   PRL Corp.
               2.920% 07/01/21(b)..........................................         5,048
             Rathgar Capital US Corp.
    40,000     2.590% 04/14/05(b)(c).......................................        40,000
    50,000     2.780% 04/15/05(b)(c).......................................        50,000
     1,555   RDR Investment Co. LLC
               3.030% 11/01/19(b)..........................................         1,555
     1,085   Red Lion Evangelical Association, Inc.
               3.030% 01/01/25(b)..........................................         1,085
     1,750   Rehab of El Paso
               2.760% 06/01/15(b)..........................................         1,750
    32,460   RH Sheppard Co., Inc.
               2.860% 06/01/11(b)(c).......................................        32,460
     9,395   Robb & Stucky Ltd.
               2.910% 09/04/18(b)(c).......................................         9,395
     3,000   Rogers, Inc.
               2.860% 10/01/39(b)..........................................         3,000


   PAR                                                                           VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES -- (CONTINUED)
$    5,880   RT Anderson LLC
               2.910% 01/01/29(b)..........................................   $     5,880
     4,400   Sahtooma LLC
               2.930% 04/01/15(b)(c).......................................         4,400
     6,800   Schlitz Park Associates II LP
               2.900% 12/01/21(b)..........................................         6,800
     9,500   Shephard Family Trust
               2.920% 05/01/24(b)..........................................         9,500
             Sigma Finance, Inc.
   250,000     2.550% 10/11/05(b)(c).......................................       249,961
   450,000     2.730% 11/14/05(b)(c).......................................       449,916
   250,000     2.760% 07/18/05(b)(c).......................................       249,978
   237,000     2.795% 09/12/05(b)(c).......................................       237,001
    50,000     2.820% 05/03/05(b)(c).......................................        50,000
   200,000     2.840% 09/26/05(b)(c).......................................       200,000
   200,000     2.795% 01/27/06(b)(c).......................................       199,951
             SLM Corp.
   188,000     2.496% 07/01/05.............................................       188,131
   100,000     2.720% 06/02/05(b)(c).......................................        99,996
    48,045     3.190% 09/15/05(b)..........................................        48,096
             SMM Trust
    66,736     2.553% 01/10/06(b)(c).......................................        66,736
    67,230     3.053% 09/23/05(b)(c).......................................        67,231
     5,990     3.055% 06/03/05(b)(c).......................................         5,990
     9,990     3.178% 09/23/05(b)(c).......................................         9,990
     4,665   South Georgia Motor Sports Park LLC
               2.920% 06/01/24.............................................         4,665
    20,000   St. George Wellness Center
               2.820% 09/01/40(b)..........................................        20,000
             Stanfield Victoria Funding LLC
   100,000     2.730% 03/10/06(b)(c).......................................        99,991
   100,000     2.813% 03/27/06(b)(c).......................................        99,981
   100,000     2.800% 04/21/06(b)(c).......................................        99,978
     2,700   Stephens & Stephens XII LLC
               2.430% 01/01/35.............................................         2,700
    17,575   Suncoast Beverage Sales LP
               2.890% 06/01/16(b)(c).......................................        17,575
     5,700   Supreme Beverage Co.
               2.970% 04/01/19(b)..........................................         5,700
     9,735   Tack Capital Co.
               2.860% 06/01/31(b)..........................................         9,735
     1,730   Talons Lake LLC
               2.920% 06/01/29.............................................         1,730
             Tango Finance Corp.
    75,000     2.770% 01/17/06(b)(c).......................................        74,994
    50,000     2.810% 01/20/06(b)(c).......................................        49,996
    66,000     2.815% 03/22/06(b)(c).......................................        65,997
    60,000     2.815% 09/27/05(b)(c).......................................        59,997
     2,095   Temple Beth AHM
               3.010% 12/01/21(b)..........................................         2,095
     5,825   TIM-BAR Corp.
               2.930% 08/01/07(b)..........................................         5,825
     7,972   Turf Valley, Inc.
               2.910% 08/01/14(b)(c).......................................         7,972
     7,595   United Steel Deck, Inc.
               2.880% 10/01/14(b)(c).......................................         7,595

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



   PAR                                                                           VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES -- (CONTINUED)
$   16,110   Valleydale Baptist Church
               2.970% 12/01/23(b)..........................................   $    16,110
             Venezia Enterprises LP
     1,130     2.900% 02/01/22.............................................         1,130
     5,540     2.910% 06/01/21(c)..........................................         5,540
    10,000   Wellstone Mills LLC
               2.860% 12/15/24(b)(c).......................................        10,000
     6,930   West Ridge Enterprises
               2.930% 12/01/13(b)(c).......................................         6,930
    30,000   WhistleJacket Capital LLC
               2.810% 09/30/05(b)(c).......................................        29,997
             White Pine Finance LLC
    50,000     Discount Note 04/20/06(b)(c)................................        49,995
    34,000     2.700% 08/09/05(b)(c).......................................        33,996
    46,000     2.696% 11/09/05(b)..........................................        45,991
    50,000     2.706% 02/06/06(b)(c).......................................        49,996
    50,000     2.770% 12/15/05(b)(c).......................................        49,996
    28,000     2.790% 02/15/06(b)(c).......................................        27,995
    45,000     2.810% 02/27/06(b)(c).......................................        44,991
    50,000     2.810% 03/13/06(b)(c).......................................        49,990
   107,000     2.810% 09/28/05(b)(c).......................................       106,989
    85,000     2.840% 04/25/06(b)(c).......................................        84,993
     2,925   Wilson Real Estate II
               2.920% 10/01/30(b)..........................................         2,925
                                                                              -----------
                                                                                9,909,819
                                                                              -----------
                                                                               13,156,996
                                                                              -----------
             TOTAL CORPORATE BONDS AND NOTES
               (Cost $13,207,145)..........................................    13,207,145
                                                                              -----------
             CERTIFICATES OF DEPOSIT -- 21.6%
   700,000   Banque National De Paris
               3.250% 11/25/05.............................................       700,000
   500,000   Barclays Bank PLC
               3.210% 09/16/05.............................................       500,000
             Calyon
   145,000     3.010% 09/20/05.............................................       144,852
   165,000     3.105% 11/14/05.............................................       165,005
   500,000     3.270% 11/30/05.............................................       500,000
   395,000   Canadian Imperial Commercial Bank
               2.800% 12/16/05.............................................       395,000
             Credit Agricole Indosuez
   250,000     2.795% 04/19/05(a)..........................................       249,997
    40,000     2.795% 04/21/05(a)..........................................        40,000
             Credit Suisse First Boston
   250,000     2.445% 10/07/05.............................................       250,000
   385,000     2.520% 04/05/05(a)..........................................       384,999
   420,000     2.750% 11/14/05.............................................       420,000
   268,000     2.830% 09/20/05(a)..........................................       267,996
   650,000     2.875% 04/01/05(a)..........................................       650,000
   700,000   Deutsche Bank AG
               2.770% 04/20/05(a)(d).......................................       700,000


   PAR                                                                           VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             CERTIFICATES OF DEPOSIT -- (CONTINUED)
             HOBS Treasury Services
$  500,000     2.900% 12/23/05.............................................   $   500,000
   200,000     2.950% 12/30/05.............................................       200,000
   211,000     3.130% 09/09/05.............................................       211,000
   420,000     3.290% 03/15/06.............................................       420,000
   175,000     3.370% 03/20/06.............................................       175,000
             Landesbank Hessen
   885,000     3.250% 02/17/06.............................................       885,000
   450,000     3.300% 03/10/06.............................................       450,000
   250,000     3.373% 03/20/06.............................................       250,006
   190,500   MBNA Credit Card Master Trust
               Discount Note 04/28/05(c)...................................       190,107
    50,000   National Bank of Commerce
               2.810% 05/17/05(a)..........................................        49,997
    48,120   Newcastle Building Society
               Discount Note 06/21/05(a)...................................        47,795
   100,000   Saturn Ventures
               2.816% 05/07/05(d)..........................................       100,000
             Societe Generale
   115,000     3.055% 09/20/05.............................................       114,907
   250,000     3.100% 11/14/05.............................................       250,000
             Societe Generale Cayman
   360,037     2.813% 04/01/05.............................................       360,037
   800,000     2.875% 04/01/05.............................................       800,000
   340,000   Toronto Dominion Bank
               2.350% 09/08/05.............................................       339,963
   200,000   Unicredito Italiano
               2.365% 09/12/05.............................................       199,978
                                                                              -----------
             TOTAL CERTIFICATES OF DEPOSIT
               (Cost $10,911,639)..........................................    10,911,639
                                                                              -----------
             COMMERCIAL PAPER -- 17.6%
    95,000   Alliance & Leicester PLC
               Discount Note 09/16/05(c)...................................        93,601
             Amstel Funding Corp.
    78,634     Discount Note 05/24/05(c)...................................        78,342
   127,190     Discount Note 06/02/05(c)...................................       126,629
   375,000     Discount Note 06/15/05(c)...................................       372,953
   300,379   Atlantis One Funding
               Discount Note 09/16/05(c)...................................       295,956
             Bavaria TRR Corp.
   208,444     Discount Note 04/20/05(c)...................................       208,135
   115,275     Discount Note 04/21/05(c)...................................       115,095
   185,000     Discount Note 04/22/05(c)...................................       184,696
             Bavaria Universal Funding
     1,365     Discount Note 04/27/05(c)...................................         1,362
     2,605     Discount Note 05/10/05(c)...................................         2,597
    50,000   Blue Bell Funding Corp.
               Discount Note 04/18/05(c)...................................        49,934
             Citibank
   400,000     Discount Note 06/22/05(c)...................................       397,249
   200,000     Discount Note 06/28/05(c)...................................       198,533

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 30

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



   PAR                                                                           VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             COMMERCIAL PAPER -- (CONTINUED)
             Concord Minutemen Capital Corp.
$  122,573     Discount Note 04/13/05......................................   $   122,458
   178,395     Discount Note 04/14/05......................................       178,213
    75,192     Discount Note 04/18/05......................................        75,092
    47,500     Discount Note 04/12/06......................................        47,500
             Crown Point Capital Co.
    76,364     Discount Note 06/13/05......................................        75,958
    61,589     Discount Note 09/12/05......................................        60,705
   250,000   DEPFA Bank PLC
               Discount Note 08/26/05(c)...................................       247,249
   280,000   Descartes Funding
               Discount Note 11/15/05......................................       280,000
   775,000   Deutsche Bank Financial LLC
               Discount Note 05/02/05......................................       773,131
   100,000   FCAR Owner Trust I
               Discount Note 11/08/05......................................        98,115
    50,000   General Electric Capital Corp.
               Discount Note 11/08/05......................................        49,070
             Georgetown Funding Co.
   302,828     Discount Note 04/21/05(c)...................................       302,355
    50,000     Discount Note 04/28/05(c)...................................        49,894
             GIRO Balanced Funding Corp.
   133,929     Discount Note 06/09/05(c)...................................       133,269
    50,395     Discount Note 06/24/05(c)...................................        50,041
             Goldman Sachs Group, Inc.
   385,000     Discount Note 08/10/05......................................       381,699
   151,000     Discount Note 10/31/05......................................       148,557
   510,000     Discount Note 09/13/07(d)...................................       510,000
   125,000   Grampian Funding LLC
               Discount Note 06/29/05(c)...................................       124,073
             Harrier Finance Funding US LLC
     1,500     Discount Note 05/02/05......................................         1,497
    61,500     Discount Note 08/25/05......................................        60,744
     3,900   K2 (USA) LLC
               Discount Note 05/17/05......................................         3,886
   102,451   Millstone Funding Corp.
               Discount Note 04/27/05(c)...................................       102,243
             Morgan Stanley
   230,000     Discount Note 08/19/05(a)...................................       230,000
   150,000     Discount Note 08/19/05......................................       150,000
             Natexis Banq US Financial Co.
   325,000     Discount Note 06/27/05......................................       322,648
   300,000     Discount Note 06/30/05......................................       297,754
             Northern Rock PLC
    70,000     Discount Note 05/24/05(c)...................................        69,740
   100,000     Discount Note 05/25/05(c)...................................        99,622
   150,000     Discount Note 08/19/05(c)...................................       148,431
   181,120   Picaros Funding LLC
               Discount Note 11/22/05(c)...................................       177,289
     4,000   Premier Asset LLC
               Discount Note 05/18/05......................................         3,986
   200,000   Santander Cent Hisp Fin
               Discount Note 09/15/05......................................       197,068
    25,042   Scaldis Capital LLC
               Discount Note 09/12/05(c)...................................        24,682


   PAR                                                                           VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             COMMERCIAL PAPER -- (CONTINUED)
$    4,000   Sedna Financing, Inc.
               Discount Note 05/18/05......................................   $     3,986
             Sigma Finance, Inc.
     4,000     Discount Note 05/19/05......................................         3,985
   100,000     Discount Note 07/15/05(a)(c)................................        99,991
             Silver Tower US Funding
   100,000     Discount Note 06/20/05(c)...................................        99,333
   180,000     Discount Note 06/28/05(c)...................................       178,680
    45,000     Discount Note 08/18/05(c)...................................        44,531
   176,366   Solitaire Funding LLC
               Discount Note 06/24/05(c)...................................       175,132
             STRIPS III LLC
    36,524     Discount Note 07/25/05(c)...................................        36,524
    48,108     Discount Note 02/24/06(c)...................................        48,108
             Sunbelt Funding Corp.
   150,391     Discount Note 04/18/05(c)...................................       150,194
   172,582     Discount Note 05/03/05(c)...................................       172,156
     4,000   Surrey Funding Corp.
               Discount Note 05/17/05(c)...................................         3,986
   122,910   Thames Asset Global Securitization
               Discount Note 04/07/05(c)...................................       122,859
    16,000   Windmill Funding Corp.
               Discount Note 05/16/05(c)...................................        15,946
                                                                              -----------
             TOTAL COMMERCIAL PAPER
               (Cost $8,877,462)...........................................     8,877,462
                                                                              -----------
             GOVERNMENT AGENCIES AND OBLIGATIONS -- 16.4%
             FEDERAL HOME LOAN BANK
   125,000     2.800% 04/07/05.............................................       125,000
   100,000     2.770% 08/12/05(a)..........................................        99,995
   125,000     2.631% 08/02/05(a)..........................................       125,002
   100,000     2.626% 08/02/05(a)..........................................        99,996
   350,000     1.350% 04/15/05.............................................       350,000
   670,000     1.300% 04/25/05.............................................       670,000
   525,000     2.755% 10/03/05(a)..........................................       524,907
   100,000     2.619% 10/03/05(a)..........................................        99,976
    70,000     1.400% 04/15/05.............................................        69,999
   175,000     2.800% 06/01/05(a)..........................................       175,000
   600,000     2.834% 09/08/05(a)..........................................       599,855
   675,000     1.550% 05/04/05.............................................       675,000
   595,350     1.380% 04/15/05.............................................       595,348
 1,045,000     Discount Note 05/05/05......................................     1,042,848
   275,000     2.447% 10/05/05(a)..........................................       274,926
             FEDERAL HOME LOAN MORTGAGE CORP.
   320,000     2.925% 09/09/05(a)..........................................       320,000
                                                                              -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



   PAR                                                                           VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION
$  500,445     Discount Note 04/01/05......................................   $   500,445
   150,000     2.545% 10/21/05(a)..........................................       149,931
    92,895     Discount Note 04/29/05......................................        92,765
   550,000     2.308% 09/06/05(a)..........................................       549,857
   300,000     2.430% 10/03/05(a)..........................................       299,901
   567,400     2.455% 07/06/05(a)..........................................       567,300
   200,000     2.630% 09/08/05(a)..........................................       199,947
   116,000     2.840% 12/09/05(a)..........................................       115,953
                                                                              -----------
             TOTAL GOVERNMENT AGENCIES AND OBLIGATIONS
               (Cost $8,323,951)...........................................     8,323,951
                                                                              -----------
             EXTENDABLE COMMERCIAL NOTES -- 3.9%
             Ajax Bambino Funding, Inc.
    35,000     Discount Note 04/18/05(c)...................................        34,954
    55,000     Discount Note 04/18/05(c)...................................        54,913
   200,000   Citibank Credit Card Master Trust
               Discount Note 06/20/05(c)...................................       198,533
             Concord Minutemen Capital Corp.
   439,057     Discount Note 04/18/05......................................       438,453
   140,528     Discount Note 04/19/05......................................       140,330
             MBNA Credit Card Master Trust
   213,998     Discount Note 04/27/05(c)...................................       213,564
   141,837     Discount Note 06/21/05(c)...................................       140,876
   156,800     Discount Note 06/23/05(c)...................................       155,708
             Monument Gardens Funding LLC
    49,500     Discount Note 04/21/05......................................        49,423
   105,106     Discount Note 06/30/05......................................       104,310
             Thornburg Mortgage Capital Resources
    37,500     Discount Note 04/11/05(c)...................................        37,471
   320,000     Discount Note 04/14/05(c)...................................       319,677
   100,000     Discount Note 04/21/05(c)...................................        99,842
                                                                              -----------
             TOTAL EXTENDABLE COMMERCIAL NOTES
               (Cost $1,988,054)...........................................     1,988,054
                                                                              -----------
             MORTGAGE-BACKED SECURITIES -- 3.2%
   195,000   Aire Valley Mortgages PLC
               2.850% 09/20/05(a)(c).......................................       195,000
   650,000   Holmes Financing PLC
               2.760% 04/15/05(a)..........................................       650,000
     4,270   Imaging Business Machines PLC
               2.950% 07/01/24(a)..........................................         4,270
             Permanent Financing PLC
   248,000     2.750% 06/10/05(a)..........................................       248,000
   160,000     2.803% 03/10/06(a)..........................................       160,000
   185,000     2.740% 09/10/05(a)..........................................       185,000
   189,194   Residential Mortgage Securities
               2.820% 05/13/27(a)(c).......................................       189,194
                                                                              -----------
             TOTAL MORTGAGE-BACKED SECURITIES
               (Cost $1,631,464)...........................................     1,631,464
                                                                              -----------


   PAR                                                                           VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             ASSET-BACKED SECURITIES -- 2.6%
$  300,000   Capital One Prime Auto Receivables Trust
               2.791% 11/10/05(c)..........................................   $   300,000
    34,143   CIT Equipment Collateral
               2.095% 10/20/05(c)..........................................        34,143
   150,000   Davis Square Funding, Ltd.
               2.900% 10/16/38(a)(d).......................................       150,000
     9,401   Great America Leasing Receivables
               2.130% 07/20/05(c)..........................................         9,400
   175,000   Newcastle CDO, Ltd.
               2.880% 09/24/38(d)..........................................       175,000
    17,654   Nissan Auto Lease Trust
               2.106% 10/17/05.............................................        17,654
    45,087   Nissan Auto Receivables Owner
               1.930% 09/15/05.............................................        45,087
             Phoenix-Mistic CBO, Ltd.
    40,000     3.329% 09/15/14(a)(d).......................................        40,000
   245,000     3.489% 03/15/06(a)(d).......................................       245,061
    50,000   Putnam Structured Product CDO
               2.481% 11/25/05(a)(d).......................................        50,000
        --(f) TIAA Retail Commercial Trust
               2.880% 12/28/18(a)(d).......................................            --(f)
    33,567   Volkswagen Auto Lease Trust
               1.999% 09/20/05.............................................        33,567
    16,134   Wachovia Auto Owner Trust
               1.813% 09/20/05.............................................        16,134
    90,000   Whitehawk CDO Funding, Ltd.
               3.040% 06/15/05(a)(c).......................................        90,000
   121,400   Winston Funding Ltd.
               2.560% 04/23/09(a)(d).......................................       121,400
                                                                              -----------
             TOTAL ASSET-BACKED SECURITIES
               (Cost $1,327,446)...........................................     1,327,446
                                                                              -----------
             MUNICIPAL BONDS AND NOTES -- 2.4%
             ALABAMA -- 0.0%
     8,300   AL Albertville Industrial Development Board Revenue, Series
               2004, LOC: Regions Bank
               2.890% 05/01/24(b)..........................................         8,300
     8,000   AL Montgomery State Revenue, Series 2003, LOC: Southtrust Bank
               N.A.
               2.860% 11/01/23(b)..........................................         8,000

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 32

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



   PAR                                                                           VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             ALABAMA -- (CONTINUED)
$    6,985   AL University of Alabama, Series 2004B, Insured: MBIA, SPA:
               Southtrust Bank N.A.
               2.860% 07/01/09(b)..........................................   $     6,985
                                                                              -----------
                                                                                   23,285
                                                                              -----------
             ARKANSAS -- 0.0%
    16,000   AK Northwest Regional Airport Authority, Series 2004C, LOC:
               Regions Bank,
               2.860% 02/01/21(b)..........................................        16,000
                                                                              -----------
             CALIFORNIA -- 0.2%
    36,490   CA Housing Finance Agency Revenue, Series 2000R, Insured:
               AMBAC, LOC: Westdeutsche Landesbank
               2.850% 02/01/32(b)..........................................        36,490
    19,240   CA Statewide Communities Development Authority, Series
               2004C-1, Insured: FSA
               3.000% 06/30/05(b)..........................................        19,261
     5,960   CA San Diego Housing Authority Multi-Family Housing Revenue,
               Series 2004, LOC: FNMA
               2.910% 01/15/35(b)..........................................         5,960
     1,000   CA San Jose Redevelopment Agency Revenue, Series 2002H, LOC:
               Bank of New York
               2.860% 08/01/29(b)..........................................         1,000
    11,250     Series 2003A, LOC: JPMorgan Chase Bank
               2.850% 08/01/28(b)..........................................        11,250
    22,000   CA Santa Rosa Rancheria Tachi Yokut Tribe Revenue, Series
               2004, LOC: Bank One N.A.
               2.840% 09/01/19(b)..........................................        22,000
                                                                              -----------
                                                                                   95,961
                                                                              -----------
             COLORADO -- 0.2%
    54,160   CO Housing & Finance Authority, Series 2003, SPA: JPMorgan
               Chase Bank
               2.850% 11/01/33(b)..........................................        54,160
    34,295   Single Family Mortgage Revenue, Series 2003B-2, SPA: JPMorgan
               Chase Bank
               2.850% 11/01/32(b)..........................................        34,295
     1,000   CO Denver City & County Certificates of Participation, Series
               2002B, Insured: MBIA, LOC: Bank One Colorado, N.A.
               2.830% 12/01/21.............................................         1,000
     6,900     Series 2002C, LOC: JPMorgan Chase Bank
               2.850% 12/01/22.............................................         6,900
                                                                              -----------
                                                                                   96,355
                                                                              -----------


   PAR                                                                           VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             CONNECTICUT -- 0.0%
$    8,160   CT State Industrial Development Authority Revenue, Series
               2002, LOC: Wachovia Bank N.A.
               2.910% 01/01/10.............................................   $     8,160
                                                                              -----------
             DISTRICT OF COLUMBIA -- 0.0%
     7,500   DC State Revenue, Series 2003B, LOC: Suntrust Bank
               2.820% 12/01/23.............................................         7,500
                                                                              -----------
             FLORIDA -- 0.3%
    15,000   FL State Housing Finance Agency Revenue, Series 1993, Insured:
               MBIA, SBPA: Westdeutsche Landesbank
               2.850% 01/01/34(b)..........................................        15,000
    34,000   FL Housing Finance Corp. Revenue, Series 1999A, Insured: MBIA,
               SPA: Westdeutsche Landesbank
               2.850% 01/01/44(b)..........................................        34,000
    67,300     Series 2000A, Insured: AMBAC, SPA: Westdeutsche Landesbank
               2.850% 01/01/45(b)..........................................        67,300
    34,200     Series 2002A, Insured: AMBAC SPA: Dexia Credit Local
               2.850% 01/01/47(b)..........................................        34,200
                                                                              -----------
                                                                                  150,500
                                                                              -----------
             GEORGIA -- 0.3%
       500   GA Burke County Industrial Development Authority, Series 2003,
               LOC: Fifth Third Bank
               2.860% 08/01/18(b)..........................................           500
     3,500   GA Columbus Development Authority Revenue Fairfield Inn
               Project, Series 2003, LOC: Regions Bank
               2.910% 08/01/23(b)..........................................         3,500
     4,900     Series 2003, LOC: Regions Bank
               2.910% 08/01/23(b)..........................................         4,900
     6,375     Series 2004, LOC: Columbus Bank & Trust
               2.920% 12/01/24(b)..........................................         6,375
   108,931   GA Municipal Electric Authority, LOC: Westdeutsche Landesbank,
               Bayerische Landesbank, Wachovia Bank
               2.700% 04/04/05(b)..........................................       108,931

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



   PAR                                                                           VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             GEORGIA -- (CONTINUED)
$   12,645   GA Talbot County Development Authority Industrial Development
               Revenue, Series 2000, LOC: First Union National Bank
               2.910% 03/01/13(b)..........................................   $    12,645
                                                                              -----------
                                                                                  136,851
                                                                              -----------
             ILLINOIS -- 0.0%
     4,250   IL Winnebago County State Industrial Revenue, Series 2001,
               AMT, LOC: Federal Home Loan Bank, Alpine Bank of Illinois
               5.000% 04/01/26.............................................         4,250
                                                                              -----------
             KANSAS -- 0.0%
     7,600   KS Manhattan Industrial Development Revenue, Series 2003, LOC:
               Harris Trust Company of California
               2.900% 04/01/28.............................................         7,600
                                                                              -----------
             KENTUCKY -- 0.0%
     8,000   KY Webster County Industrial Revenue Green River Collieries
               Project, Series 2004, LOC: Regions Bank
               2.860% 11/01/24.............................................         8,000
                                                                              -----------
             MASSACHUSETTS -- 0.1%
     1,750   MA State Development Finance Agency Assisted Living Facilities
               Revenue, Series 2001B, LOC: First Union National Bank
               3.030% 09/01/34(b)..........................................         1,750
     5,000   MA State Housing Finance Agency Upper Falls LLC, LOC: JPMorgan
               Chase Bank,
               2.840% 12/01/34(b)..........................................         5,000
    19,725   Housing Revenue, Series 2004, LOC: JPMorgan Chase Bank,
               2.840% 06/01/34(b)..........................................        19,725
                                                                              -----------
                                                                                   26,475
                                                                              -----------
             MICHIGAN -- 0.0%
       950   MI State Housing Development Authority Multi-Family Revenue,
               Series 2003, LOC: FHLB
               2.980% 06/01/38(b)..........................................           950
                                                                              -----------


   PAR                                                                           VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             MINNESOTA -- 0.0%
$    6,700   MN State Higher Education Facilities Authority Concordia
               University Project, Series 2003, LOC: U.S. Bank N.A.
               2.920% 04/01/27(b)..........................................   $     6,700
                                                                              -----------
             MISSISSIPPI -- 0.4%
     9,305   MS Business Finance Corp. Revenue, Series 1997B,
               2.930% 04/01/22(b)..........................................         9,305
     5,000   Conair Corp Project, Series 2005, LOC: Wachovia Bank N.A
               2.920% 01/14/15(b)..........................................         5,000
    15,000   Industrial Development Revenue, Series 2000, LOC: First Union
               National Bank
               2.860% 09/01/15(b)..........................................        15,000
   136,725   MS State GO, Series 2003B, SPA: Dexia Credit Local
               2.830% 11/01/28(b)..........................................       136,725
    43,000   MS Pearl Urban Renewal Revenue, Series 2004A, LOC: First
               Tennessee Bank
               2.860% 11/01/19(b)..........................................        43,000
                                                                              -----------
                                                                                  209,030
                                                                              -----------
             NEW JERSEY -- 0.1%
     6,150   NJ Economic Development Authority Revenue, Series 1997, LOC:
               First Union National Bank
               2.910% 10/01/15.............................................         6,150
       720     Series 2002B, LOC:Wachovia Bank N.A
               3.010% 11/01/09.............................................           720
       800     Series 2002B, LOC: Wachovia Bank N.A
               3.060% 05/01/09.............................................           800
    50,000   NJ Economic Development Authority Lease Revenue, Insured: FSA,
               SPA: Dexia Credit Local
               2.850% 02/15/29.............................................        50,000
                                                                              -----------
                                                                                   57,670
                                                                              -----------
             NEW YORK -- 0.2%
     2,770   NY Clinton County Industrial Development Agency Industrial
               Development Revenue, Series 1997A, LOC: Marine Midland Bank
               3.250% 12/01/10(b)..........................................         2,770
    20,665   NY State Housing Finance Agency Revenue, Series 2002B, LOC:
               Key Bank, N.A.
               2.850% 06/01/33(b)..........................................        20,665

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 34

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



   PAR                                                                           VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             NEW YORK -- (CONTINUED)
$    6,200   NY City Housing Development Corp. Multi-Family Housing
               Revenue, Series 2003, LOC: HSBC Bank USA
               2.800% 12/01/36(b)..........................................   $     6,200
    22,700   NY State Dormitory Authority Revenue, Series 2000, LOC: FNMA
               2.860% 05/15/33(b)..........................................        22,700
     8,000     Series 2001, LOC: FNMA
               2.860% 05/15/33(b)..........................................         8,000
     7,500     Series 2004B, LOC: JPMorgan Chase Bank
               2.850% 11/01/36(b)..........................................         7,500
    13,530   State Personal Income Tax, Series 2005A, Insured: MBIA, LOC:
               Dexia Credit Local
               2.850% 12/15/14(b)..........................................        13,530
                                                                              -----------
                                                                                   81,365
                                                                              -----------
             NORTH CAROLINA -- 0.0%
    10,200   Downtown Renaissance, Inc. Imperial Center Project, LOC: RBC
               Centura Bank
               2.890% 02/01/25(b)..........................................        10,200
                                                                              -----------
             OHIO -- 0.0%
     1,300   OH Canal Pointe LLC, Series 2003,
               2.860% 12/01/13(b)(c).......................................         1,300
                                                                              -----------
             SOUTH CAROLINA -- 0.0%
     1,000   SC State Jobs Economic Development Authority Hospital Facility
               Revenue, Series 2004, LOC: National Bank of South Carolina
               2.940% 06/01/09(b)..........................................         1,000
                                                                              -----------
             TENNESSEE -- 0.0%
     3,875   TN Hamilton County Industrial Development Board, Series 1999,
               LOC: First Union National Bank
               2.980% 02/01/14(b)..........................................         3,875
       450   TN Memphis Health Educational & Housing Facilities Board
               Revenue, Series 2003B, LOC: First Tennessee Bank
               3.000% 06/01/33(b)..........................................           450
                                                                              -----------
                                                                                    4,325
                                                                              -----------


   PAR                                                                           VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             TEXAS -- 0.2%
$   43,790   TX Harris County Sports Authority Special Revenue, Series
               2001D, Insured: MBIA SPA: Morgan Guaranty Trust
               2.880% 11/15/30(b)..........................................   $    43,790
     9,385   TX State, GO, Taxable Veterans Land, Series 2003, LOC: State
               Street Bank & Trust Co.
               2.800% 12/01/23(b)..........................................         9,385
    23,935   GO, Taxable Veteran Housing, Series 2003, LOC: Dexia Credit
               Local
               2.800% 06/01/21(b)..........................................        23,935
                                                                              -----------
                                                                                   77,110
                                                                              -----------
             VIRGINIA -- 0.3%
   140,000   VA State Housing Development Authority Commonwealth Revenue,
               Series 1996E,
               2.850% 01/01/46(b)..........................................       140,000
                                                                              -----------
             WISCONSIN -- 0.1%
     9,000   WI Heart Hospital LLC Revenue, Series 2003, LOC: Bank One N.A.
               2.860% 11/01/23(b)..........................................         9,000
    19,385   WI Housing & Economic Development Authority Home Ownership
               Revenue, Series 2003, SPA: Westdeutsche Landsbank
               2.880% 03/01/28(b)..........................................        19,385
                                                                              -----------
                                                                                   28,385
                                                                              -----------
             TOTAL MUNICIPAL BONDS AND NOTES
               (Cost $1,198,972)...........................................     1,198,972
                                                                              -----------
             FUNDING AGREEMENTS -- 2.0%
   100,000   GE Life Annuity
               2.960% 05/16/05(d)(e).......................................       100,000
    50,000   Jackson Tube Service, Inc.
               3.090% 01/01/50(d)(e).......................................        50,000
   300,000   Monumental Life
               2.840% 05/31/05(a)(d)(e)....................................       300,000
             Transamerica Occidental Life Insurance Co.
   100,000     2.720% 08/30/05(d)(e).......................................       100,000
    20,000     2.870% 08/30/05(d)(e).......................................        20,000
   117,000     2.930% 08/30/05(d)(e).......................................       117,000
   125,000     3.030% 08/30/05(d)(e).......................................       125,000
   182,000   Travelers Insurance
               2.8230% 07/29/05(d)(e)......................................       182,000
                                                                              -----------
             TOTAL FUNDING AGREEMENTS
               (Cost $994,000).............................................       994,000
                                                                              -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



   PAR                                                                           VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 4.3%
$  700,000   Repurchase agreement with Countrywide Home Loans Inc. dated
               03/31/05, due 04/01/05 at 2.880%, collateralized by various commercial paper with various maturities, market value
               $714,000 (repurchase proceeds $700,056).....................   $   700,000
   100,000   Repurchase agreement with Credit Suisse First Boston dated
               03/31/05, due 04/01/05 at 2.950%, collateralized by U.S.
               Treasury Bonds and Notes with various maturities, market
               value $102,005 (repurchase proceeds $100,008)...............       100,000
   700,000   Repurchase agreement with Goldman Sachs & Co. dated 03/31/05, due 04/01/05 at 2.910%, collateralized by U.S. Treasury
               Bonds and Notes with various maturities, market value
               $714,000 (repurchase proceeds $700,057).....................       700,000
   250,000   Repurchase agreement with Goldman Sachs & Co. dated 03/31/05, due 04/01/05 at 2.890%, collateralized by U.S. Treasury
               Bonds and Notes with various maturities, market value
               $255,000 (repurchase proceeds $250,020).....................       250,000
   300,000   Repurchase agreement with UBS Warburg dated 03/31/05, due
               04/01/05 at 2.880%, collateralized by U.S. Treasury Bonds
               and Notes with various maturities, market value $306,000
               (repurchase proceeds $300,024)..............................       300,000
   131,302   Repurchase agreement with UBS Warburg dated 03/31/05, due
               04/01/05 at 2.660%, collateralized by FNMA notes with
               various maturities, market value $133,931 (repurchase
               proceeds $131,312)..........................................       131,302
                                                                              -----------
             TOTAL REPURCHASE AGREEMENTS
               (Cost $2,181,302)...........................................     2,181,302
                                                                              -----------
             TOTAL INVESTMENTS
               (Cost $50,641,435)(g).............................     100.1%   50,641,435
             OTHER ASSETS AND
               LIABILITIES (NET).................................      (0.1)%     (71,523)
                                                                              -----------
             NET ASSETS..........................................     100.0%  $50,569,912
                                                                              ===========

---------------

Notes to Investment Portfolio:

(a)
  Floating rate note. The interest rate shown reflects the rate as of March 31, 2005.

(b)
  Variable rate security. The interest rate shown reflects the rate as of March 31, 2005.

(c)
  Security exempt from registration under Section 4(2) of the Securities
  Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At March 31, 2005, these securities amounted to $14,224,639, which represents 28.1% of net assets.

(d)
  Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Fund has valued the investment. Illiquid securities are valued at amortized cost, which approximates the fair market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. At March 31, 2005, these securities amounted to $3,085,461, which represents 6.1% of net assets. (See Note 6)

(e)
  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

 (f)
  Represents less than $500.

(g)
  Cost for federal income tax purposes is $50,641,435. See Note 5 for additional information.

ABBREVIATIONS:

AMBAC   --   Ambac Assurance Corp.
AMT     --   Alternative Minimum Tax
FHLB    --   Federal Home Loan Bank
FNMA    --   Federal National Mortgage Association
FSA     --   Financial Security Assurance, Inc.
GO      --   General Obligation
LOC     --   Letter of Credit
MBIA    --   MBIA Insurance Corp.
SBPA    --   Standby Bond Purchase Agreement
SPA     --   Standby Purchase Agreement
STRIPS  --   Separate Trading of Registered Interest and Principal of
             Securities

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 36

NATIONS MONEY MARKET FUNDS

Nations Money Market Reserves

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
-------------------------------------------------------------------------------------------
              CORPORATE BONDS AND NOTES -- 30.8%
$     6,265   Acton Assisted Living
                2.950% 06/01/10(a)..........................................   $     6,265
     31,000   Beta Finance, Inc. MTN
                2.808% 04/26/05(b)(c).......................................        31,000
     91,500   BNP Paribas
                2.793% 04/15/05(a)..........................................        91,499
     75,000   Canadian Imperial Bank of Commerce
                2.955% 12/30/05.............................................        75,000
    207,000   CC USA, Inc.
                2.800% 01/24/06(b)..........................................       206,966
     50,000   Chase Manhattan Bank
                2.721% 05/11/05(a)..........................................        50,000
     20,000   Citigroup, Inc.
                2.900% 05/19/05(a)..........................................        20,003
              Concord Minutemen
    200,462     (d) 04/19/05................................................       200,180
     62,000     2.810% 04/13/06(a)..........................................        62,000
              Credit Agricole
     50,000     2.795% 04/19/05(a)..........................................        49,999
    150,000     2.795% 04/21/05(a)..........................................       149,999
              Credit Suisse First Boston
     50,000     2.445% 10/07/05.............................................        50,000
     75,000     2.750% 11/14/05.............................................        75,000
    102,000     2.830% 09/20/05(a)..........................................       101,997
     69,500     3.110% 12/29/05(a)..........................................        69,505
    120,000   Dorada Finance, Inc.
                2.800% 01/25/06(b)..........................................       119,980
    115,000   Fifth Third Bank
                2.800% 04/28/05(a)..........................................       114,999
    140,000   Goldman Sachs
                2.860% 09/13/07(a)(e).......................................       140,000
              Links Finance LLC
    250,505     (d) 04/05/05................................................       250,428
     60,000     2.180% 07/15/05(a)(b).......................................        59,998
     50,000     2.853% 05/25/05(a)(b).......................................        50,002
              Morgan Stanley
    100,000     2.830% 08/19/05.............................................       100,000
    100,000     2.930% 08/15/05(a)..........................................       100,000
              Premier Asset Collateralized Entity LLC
     50,000     2.770% 01/17/06(a)(b).......................................        50,000
     25,000     2.813% 05/17/05(a)(b).......................................        24,999
      6,750   Schlitz Park Associates II LP
                2.900% 12/01/21(a)..........................................         6,750
              Sigma Finance, Inc.
    100,000     2.630% 01/17/06(a)(b).......................................        99,974
     30,000     2.730% 11/14/05(a)(b).......................................        29,994
     43,500     2.758% 02/15/06(a)(b).......................................        43,490
     50,000     2.760% 07/18/05(a)(b).......................................        49,996
     25,000     2.795% 09/12/05(a)(b).......................................        25,000
     50,000     2.820% 05/03/05(a)(b).......................................        50,000
     11,990   SMM Trust
                2.593% 01/10/06(a)(b).......................................        11,990
     50,000   Stanfield Victoria Funding LLC
                2.760% 03/15/06(a)(b).......................................        49,990

    PAR                                                                           VALUE
   (000)                                                                          (000)
-------------------------------------------------------------------------------------------
              CORPORATE BONDS AND NOTES -- (CONTINUED)
              Tango Finance Corp.
$    50,000     2.765% 01/10/06(a)(b).......................................   $    49,996
     62,000     2.840% 02/27/06(a)(b).......................................        62,009
              Toyota Motor Credit Corp.
     52,000     2.615% 07/21/05(a)..........................................        51,997
     30,000     2.820% 09/09/05(a)..........................................        30,016
     12,295   Wachovia
                6.800% 06/01/05.............................................        12,380
     50,000   Wells Fargo Bank
                2.790% 04/29/05(a)..........................................        50,000
    190,000   Wells Fargo & Co.
                3.020% 06/17/05(a)..........................................       190,010
              White Pine Finance LLC
     38,000     2.540% 10/17/05(a)..........................................        37,994
     50,000     2.620% 10/17/05(a)(b).......................................        49,982
     16,000     2.620% 10/25/05(a)(b).......................................        15,998
     47,000     2.710% 02/15/06(a)(b).......................................        46,996
     50,000     2.730% 03/10/06(a)(b).......................................        49,991
     40,000     2.730% 12/12/05(a)(b).......................................        39,994
     32,000     2.784% 08/18/05(a)..........................................        31,996
     24,000     2.800% 04/25/05(a)(b).......................................        24,000
     50,000     2.800% 09/20/05(a)..........................................        49,993
     20,000     2.810% 12/20/05(a)(b).......................................        19,996
     48,500     2.810% 03/20/06(a)(b).......................................        48,491
     38,000     2.810% 08/22/05(a)..........................................        37,998
                                                                               -----------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $3,516,840)...........................................     3,516,840
                                                                               -----------
              CERTIFICATES OF DEPOSIT -- 17.3%
    200,000   Banque National De Paris
                3.250% 11/25/05.............................................       200,000
              Calyon
     75,000     3.105% 11/14/05.............................................        75,003
    150,000     3.270% 11/30/05.............................................       150,000
    100,000   Canadian Imperial Bank of Commerce
                2.800% 12/16/05(c)..........................................       100,000
    100,000   Credit Suisse First Boston
                2.875% 04/01/05(c)..........................................       100,000
              HOBS Treasury Services PLC
     75,000     3.130% 09/09/05(c)..........................................        75,000
     75,000     3.290% 03/15/06(c)..........................................        75,000
     75,000     3.370% 03/20/06(c)..........................................        75,000
              Landesbank Hessen
    105,000     3.250% 02/17/06(c)..........................................       105,000
     50,000     3.300% 03/10/06(c)..........................................        50,000
     45,000   Newcastle Building Society
                Discount Note 04/18/05(b)(c)................................        44,940
     44,397   Saturn Ventures
                2.816% 05/07/05(c)(e).......................................        44,397
    300,000   Societe Generale Cayman
                2.875% 04/01/05(c)..........................................       300,000
    338,745   Suntrust Bank
                2.813% 04/01/05(c)..........................................       338,745
    100,000   Toronto Dominion NY
                2.350% 09/08/05(c)..........................................        99,989

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Money Market Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
-------------------------------------------------------------------------------------------
              CERTIFICATES OF DEPOSIT -- (CONTINUED)
$   100,000   Unicredito Italiano
                2.365% 09/12/05(c)..........................................   $    99,989
     37,000   White Pine Financial
                2.720% 10/07/05(a)..........................................        36,994
                                                                               -----------
              TOTAL CERTIFICATES OF DEPOSIT
                (Cost $1,970,057)...........................................     1,970,057
                                                                               -----------
              GOVERNMENT AGENCIES AND OBLIGATIONS -- 16.9%
     50,000   Federal Farm Credit Bank
                2.800% 06/15/05(a)..........................................        50,000
              Federal Home Loan Bank
     90,000     (d) 05/05/05................................................        89,815
    100,000     1.350% 04/15/05.............................................       100,000
    175,000     1.300% 04/25/05.............................................       175,000
     25,000     1.380% 04/15/05.............................................        25,000
     50,000     1.400% 04/15/05.............................................        49,999
     75,000     1.550% 05/04/05.............................................        75,000
     40,325     1.625% 04/15/05.............................................        40,329
     50,000     2.626% 08/02/05(a)..........................................        49,998
     75,000     2.631% 08/02/05(a)..........................................        75,001
     50,000     2.755% 10/03/05(a)..........................................        49,991
     65,000     2.760% 07/26/05(a)..........................................        64,995
     75,000     2.800% 06/01/05(a)..........................................        75,000
    275,000     2.834% 09/08/05(a)..........................................       274,933
    150,000   Federal Home Loan Mortgage Corp.
                2.925% 09/09/05(a)..........................................       150,000
              Federal National Mortgage Association
    350,000     2.308% 09/06/05.............................................       349,909
    100,000     2.430% 10/03/05(a)..........................................        99,967
    100,000     2.455% 07/06/05(a)..........................................        99,982
     30,000     2.758% 05/03/05(a)..........................................        29,999
                                                                               -----------
              TOTAL GOVERNMENT AGENCIES AND OBLIGATIONS
                (Cost $1,924,918)...........................................     1,924,918
                                                                               -----------
              COMMERCIAL PAPER -- 15.5%
              Amstel Funding Corp.
     75,000     Discount Note 06/02/05(b)...................................        74,669
    100,000     Discount Note 06/15/05(b)...................................        99,454
              Atlantis One Funding
    147,179     Discount Note 04/18/05(b)...................................       147,029
      5,000     Discount Note 07/18/05(b)...................................         4,958
              Bavaria TRR Corp.
    100,000     Discount Note 04/01/05(b)...................................       100,000
     65,210     Discount Note 04/18/05(b)...................................        65,124
              Citibank Credit Card Master Trust
    100,000     Discount Note 04/18/05(b)...................................        99,868
    225,000     Discount Note 04/21/05(b)...................................       224,649
    400,000   Deutsche Bank Financial LLC
                Discount Note 05/02/05......................................       399,036

    PAR                                                                           VALUE
   (000)                                                                          (000)
-------------------------------------------------------------------------------------------
              COMMERCIAL PAPER -- (CONTINUED)
              FCAR Owner Trust I
$    32,500     Discount Note 09/15/05......................................   $    32,021
     50,000     Discount Note 11/08/05......................................        49,058
     79,943   GIRO Balanced Fund
                Discount Note 04/18/05(b)...................................        79,837
     65,000   Goldman Sachs Group, Inc.
                Discount Note 08/10/05......................................        64,443
     55,000   Grampian Funding LLC
                Discount Note 04/19/05(b)...................................        54,940
     75,000   MBNA Credit Card Master Trust
                Discount Note 04/28/05(b)...................................        74,845
              Natexis Banq US Financial Co.
     75,000     Discount Note 06/27/05......................................        74,457
     75,000     Discount Note 06/30/05......................................        74,438
     50,000   Silver Tower US Funding
                Discount Note 06/20/05(b)...................................        49,667
                                                                               -----------
              TOTAL COMMERCIAL PAPER
                (Cost $1,768,493)...........................................     1,768,493
                                                                               -----------
              MUNICIPAL BONDS AND NOTES -- 3.2%
              CALIFORNIA -- 1.1%
     18,100   CA Housing Finance Agency Revenue, Series 2000R, Insured:
                AMBAC, LOC: Westdeutsche Landesbank,
                2.850% 02/01/32(c)..........................................        18,100
     25,000   CA Statewide Communities Development Authority, Series
                2004C-1, Insured: FSA,
                3.000% 06/30/05.............................................        25,027
     57,210   CA Los Angeles Department of Water & Power, Waterworks
                Revenue, Series 2004B-1, SPA: Dexia Credit Local,
                2.840% 07/01/25(c)..........................................        57,210
     25,000     Los Angeles Department of Water & Power, Waterworks Revenue,
                Series 2004B-2, SPA: Dexia Credit Local,
                2.850% 07/01/25(c)..........................................        25,000
      5,400   CA San Jose Financing Authority Lease Revenue Series 2000C,
                Insured: MBIA, SPA: Morgan Guaranty Trust,
                2.850% 12/01/24(c)..........................................         5,400
                                                                               -----------
                                                                                   130,737
                                                                               -----------
              COLORADO -- 0.4%
     28,800   CO Housing & Finance Authority, Single Family Class Revenue,
                Series 2004 A-1, SPA: Dexia Credit Local,
                2.850% 11/01/34(c)..........................................        28,800
     10,000     Single Family Class Revenue, Series 2004B-2, SPA: Dexia
                Credit Local,
                2.850% 11/01/34(c)..........................................        10,000

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 38

NATIONS MONEY MARKET FUNDS

Nations Money Market Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
-------------------------------------------------------------------------------------------
              COLORADO -- (CONTINUED)
$     1,300   CO Denver City & County Airport Revenue, Series 2002D, LOC:
                Societe Generale,
                2.850% 11/15/05(c)..........................................   $     1,300
                                                                               -----------
                                                                                    40,100
                                                                               -----------
              CONNECTICUT -- 0.1%
     14,000   CT State Housing Finance Authority, Series 2001A-4, Insured:
                AMBAC, LOC: FHLB SBPA,
                2.800% 05/15/32(c)..........................................        14,000
                                                                               -----------
              FLORIDA -- 0.2%
     10,800   FL State Housing Finance Agency, Series 1993, Insured: MBIA
                SPA: Westdeutsche Landesbank
                2.850% 01/01/34(c)..........................................        10,800
      8,350   FL Housing Finance Corporation, Series 2002A, Insured: AMBAC,
                SPA: Dexia Credit Local,
                2.850% 01/01/47(c)..........................................         8,350
                                                                               -----------
                                                                                    19,150
                                                                               -----------
              MASSACHUSETTS -- 0.1%
      8,608   MA State Housing Finance Agency, Series 2004A, Insured: FSA
                SPA: Dexia Credit Local,
                2.850% 01/01/44(c)..........................................         8,608
                                                                               -----------
              OHIO -- 0.1%
     13,000   OH State Air Quality Development Authority, Series 2004B, LOC:
                ABN AMRO Bank N.V.,
                2.840% 06/01/24(c)..........................................        13,000
                                                                               -----------
              TEXAS -- 1.2%
     30,000   TX Higher Education Authority, Student Loan Revenue, Series B,
                Insured: AMBAC, LOC: DEPFA Bank PLC,
                2.850% 12/01/44(c)..........................................        30,000
              TX State, GO, Series 1994A-2, SPA: DEPFA Bank PLC,
     46,200     2.850% 12/01/33(c)..........................................        46,200
     26,075     2.800% 12/01/09(c)..........................................        26,075
     15,000     GO, Series 1997B-2, SPA: DEPFA Bank PLC,
                2.850% 12/01/29(c)..........................................        15,000
     18,605     GO, Veteran Housing Assistance, Series 2004, SPA: Dexia
                Credit Local,
                2.850% 12/01/24(c)..........................................        18,605
                                                                               -----------
                                                                                   135,880
                                                                               -----------

    PAR                                                                           VALUE
   (000)                                                                          (000)
-------------------------------------------------------------------------------------------
              WISCONSIN -- 0.0%
$     5,000   WI Housing & Economic Development Authority, Home Ownership
                Revenue, Series 2004, SPA: Dexia Credit Local,
                2.850% 09/01/35(c)..........................................   $     5,000
                                                                               -----------
              TOTAL MUNICIPAL BONDS AND NOTES
                (Cost $366,475).............................................       366,475
                                                                               -----------
              MORTGAGE-BACKED SECURITIES -- 2.6%
     33,000   Aire Valley Mortgages
                2.850% 09/20/05(a)(b).......................................        33,000
    180,000   Holmes Financing PLC
                2.760% 04/15/05(a)..........................................       180,000
     45,000   Permanent Financing PLC
                2.740% 09/10/05(a)..........................................        45,000
     34,421   Residential Mortgage Securities
                2.820% 15/13/27(a)(b).......................................        34,421
                                                                               -----------
              TOTAL MORTGAGE-BACKED SECURITIES
                (Cost $292,421).............................................       292,421
                                                                               -----------
              ASSET-BACKED SECURITIES -- 1.8%
     42,500   Davis Square Funding, Ltd.
                2.900% 10/16/38(c)(e).......................................        42,500
     61,000   G-Star Ltd.
                2.900% 06/25/22(c)(e).......................................        61,000
     50,000   Phoenix-Mistic CBO, Ltd.
                3.489% 09/15/14(c)(e).......................................        50,012
     50,000   Winston Funding Ltd.
                2.560% 04/23/09(c)(e).......................................        50,000
                                                                               -----------
              TOTAL ASSET-BACKED SECURITIES
                (Cost $203,512).............................................       203,512
                                                                               -----------
              REPURCHASE AGREEMENTS -- 11.8%
     51,940   Repurchase agreement with Barclays Bank PLC, dated 03/31/05, due 04/01/05 at 2.650%, collateralized by FNMA Notes with
                various maturities, market value $52,979 (repurchase
                proceeds $51,944)...........................................        51,940
    300,000   Repurchase agreement with Goldman Sachs, dated 03/31/05, due
                04/01/05 at 2.910%, collateralized by various commercial
                paper, market value $306,000 (repurchase proceeds
                $300,024)...................................................       300,000

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Money Market Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
-------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS -- (CONTINUED)
$   400,000   Repurchase agreement with Goldman Sachs, dated 03/31/05, due
                04/01/05 at 2.890%, collateralized by FNMA Notes with
                various maturities, market value $408,000 (repurchase
                proceeds $400,032)..........................................   $   400,000
    300,000   Repurchase agreement with Countrywide Home Loans, Inc. dated
                03/31/05, due 04/01/05 at 2.880%, collateralized by FNMA
                Notes with various maturities, market value $306,000
                (repurchase proceeds $300,024)..............................       300,000
    100,000   Repurchase agreement with CS First Boston, dated 03/31/05, due
                04/01/05 at 2.950%, collateralized by various commercial
                paper with various maturities, market value $102,004
                (repurchase proceeds $100,008)..............................       100,000
    200,000   Repurchase agreement with UBS Warburg, dated 03/31/05, due
                04/01/05 at 2.880%, collateralized by FNMA notes with
                various maturities, market value $204,003 (repurchase
                proceeds $200,016)..........................................       200,000
                                                                               -----------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $1,351,940)...........................................     1,351,940
                                                                               -----------
              TOTAL INVESTMENTS
                (Cost $11,394,656)(f).............................      99.9%   11,394,656
                                                                               -----------
              OTHER ASSETS AND LIABILITIES (NET)..................       0.1%       11,911
                                                                               -----------
              NET ASSETS..........................................     100.0%  $11,406,567
                                                                               ===========

---------------
Notes to Investment Portfolio:

(a)
  Floating rate note. The interest rate shown reflects the rate as of March 31, 2005.

(b)
  Security exempt from registration under Section 4(2) of the Securities
  Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At March 31, 2005, these securities amounted to $2,498,233, which represents 21.9% of net assets.

(c)
  Variable rate security. The interest rate shown reflects the rate as of March 31, 2005.

(d)
  Zero coupon bond.

(e)
  Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Fund has valued the investment. Illiquid securities are valued at amortized cost, which approximates the fair market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. At March 31, 2005, these securities amounted to $387,909, which represents 3.4% of net assets. (see Note 6).

(f)
  Cost for federal income tax purposes is $11,394,656. See Note 5 for additional information.

ABBREVIATIONS:

AMBAC  --   Ambac Assurance Corp.
FHLB   --   Federal Home Loan Bank
FNMA   --   Federal National Mortgage Association
FSA    --   Financial Security Assurance, Inc.
GO     --   General Obligation
LOC    --   Letter of Credit
MBIA   --   MBIA Insurance Corp.
MTN    --   Medium-Term Note
SBPA   --   Standby Bond Purchase Agreement
SPA    --   Standby Purchase Agreement

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 40

NATIONS MONEY MARKET FUNDS

Nations Treasury Reserves

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             U.S. TREASURY OBLIGATIONS -- 35.4%
             U.S. TREASURY BILLS
$  400,000     Discount note 04/14/05......................................   $  399,619
   123,979     Discount note 04/21/05......................................      123,794
     5,602     Discount note 05/19/05......................................        5,583
   470,000     Discount note 05/26/05......................................      468,148
   200,000     Discount note 06/16/05......................................      198,841
             U.S. TREASURY NOTES
   100,000     1.500% 03/31/06.............................................       98,221
 1,202,000     1.625% 04/30/05.............................................    1,201,479
   205,000     1.875% 11/30/05.............................................      203,989
   264,000     5.750% 11/15/05.............................................      268,610
   200,000     6.750% 05/15/05.............................................      201,067
                                                                              ----------
             TOTAL U.S. TREASURY OBLIGATIONS
               (Cost $3,169,351)...........................................    3,169,351
                                                                              ----------
             REPURCHASE AGREEMENTS -- 64.5%
   250,000   Repurchase agreement with Bear Stearns, dated 03/31/05, due
               04/01/05 at 2.660%, collateralized by U.S. Treasury Bonds
               and Notes with various maturities, market value $255,002
               (repurchase proceeds $250,018)..............................      250,000
   750,000   Repurchase agreement with Bear Stearns, dated 03/31/05, due
               04/01/05 at 2.670%, collateralized by U.S. Treasury Bonds
               and Notes with various maturities, market value $768,423
               (repurchase proceeds $750,056)..............................      750,000
   145,000   Repurchase agreement with BNP Paribas, dated 03/31/05, due
               04/01/05 at 2.630%, collateralized by a U.S. Treasury Bill maturing on 09/29/05, market value $147,900 (repurchase
               proceeds $145,011)..........................................      145,000
   550,000   Repurchase agreement with Countrywide Home Loans, dated
               03/31/05, due 04/01/05 at 2.600% 04/01/05, collateralized by
               U.S. Treasury Bonds and Notes with various maturities,
               market value $561,000 (repurchase proceeds $550,040)........      550,000
   200,000   Repurchase agreement with Deutsche Bank Securities, dated
               03/26/04, due 04/26/05 1.200%, collateralized by GNMA Bonds with various maturities, market value $204,000 (repurchase
               proceeds $202,640)(a).......................................      200,000
   700,000   Repurchase agreement with First Union National Bank, dated
               03/31/05, due 04/01/05 at 2.830%, collateralized by GNMA
               Bonds and U.S. Treasury Notes with various maturities,
               market value $714,000 (repurchase proceeds $700,055)........      700,000

   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS -- (CONTINUED)
$  500,000   Repurchase agreement with Greenwich Capital, dated 03/31/05, due 04/01/05 at 2.650%, collateralized by a U.S. Treasury
               Note maturing on 05/15/09, market value $510,004 (repurchase
               proceeds $500,037)..........................................   $  500,000
   300,000   Repurchase agreement with J.P. Morgan Chase Securities, dated
               03/31/05, due 04/01/05 at 2.830%, collateralized by GNMA
               Bonds with various maturities, market value $306,004
               (repurchase proceeds $300,024)..............................      300,000
 1,368,698   Repurchase agreement with UBS Warburg, dated 03/31/05, due
               04/01/05 at 2.660%, collateralized by U.S. Treasury Bonds
               and Notes with various maturities, market value
               $1,396,077,457 (repurchase proceeds $1,368,799).............    1,368,698
   500,000   Repurchase agreement with Westdeutsche Landesbank
               Girozentrale, dated 03/31/05, due 04/01/05 at 2.625%,
               collateralized by U.S. Treasury Bonds and Notes with various maturities, market value $510,000 (repurchase proceeds
               $500,036)...................................................      500,000
   500,000   Repurchase agreement with Westdeutsche Landesbank
               Girozentrale, dated 03/31/05, due 04/01/05 at 2.850%,
               collateralized by GNMA Bonds with various maturities, market
               value $510,000 (repurchase proceeds $500,040)...............      500,000
                                                                              ----------
             TOTAL REPURCHASE AGREEMENTS
               (Cost $5,763,698)...........................................    5,763,698
                                                                              ----------
             TOTAL INVESTMENTS
               (Cost $8,933,049)(b)..............................      99.9%   8,933,049
                                                                              ----------
             OTHER ASSETS AND
               LIABILITIES (NET).................................       0.1%      11,719
                                                                              ----------
             NET ASSETS..........................................     100.0%  $8,944,768
                                                                              ==========

---------------

Notes to Investment Portfolio:

(a)
  Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Fund has valued the investment. Illiquid securities are valued at amortized cost, which approximates the fair market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. At March 31, 2005, these securities amounted to $200,000, which represents 2.2% of net assets (See Note 6).

(b)
  Cost for federal income tax purposes is $8,933,049. See Note 5 for additional information.

ABBREVIATIONS:

GNMA  --   Government National Mortgage Association

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Government Reserves

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 99.8%
            U.S. GOVERNMENT AGENCIES -- 99.2%
            FEDERAL FARM CREDIT BANK
$  40,090     2.134% 04/14/05(a)..........................................   $   40,090
   38,298     2.500% 11/15/05.............................................       38,225
  350,000     2.750% 06/29/05(a)..........................................      350,000
   50,000     2.770% 09/02/05(a)..........................................       49,998
  275,000     2.780% 07/21/05(a)..........................................      274,992
  275,000     2.790% 05/06/05-06/28/06(a).................................      274,993
  150,000     2.800% 06/15/05.............................................      150,000
                                                                             ----------
                                                                              1,178,298
                                                                             ----------
            FEDERAL HOME LOAN BANK
  872,428     Discount notes 04/01/05-06/08/05............................      870,654
   57,000     1.300% 04/11/05-04/25/05....................................       56,999
   32,000     1.350% 04/15/05.............................................       32,000
   10,000     1.400% 04/15/05.............................................       10,000
    3,890     1.500% 08/26/05.............................................        3,871
   50,000     1.560% 05/20/05.............................................       50,000
   20,000     1.625% 04/15/05.............................................       20,003
    7,800     2.050% 02/10/06.............................................        7,726
   29,330     2.080% 04/15/05.............................................       29,325
   39,000     2.125% 09/20/05.............................................       38,922
   62,365     2.250% 10/21/05-10/27/05....................................       62,268
   82,000     2.300% 08/12/05.............................................       81,856
  148,000     2.340% 06/13/06(a)..........................................      147,859
   50,000     2.345% 09/12/05(a)..........................................       49,989
   80,000     2.500% 04/11/06.............................................       79,087
  100,000     2.580% 06/02/06(a)..........................................       99,924
   50,000     2.619% 10/03/05(a)..........................................       49,988
   50,000     2.626% 08/02/05(a)..........................................       49,998
  300,000     2.631% 08/02/05(a)..........................................      300,005
   80,000     2.656% 05/10/06(a)..........................................       79,951
   80,000     2.755% 10/03/05(a)..........................................       79,986
   30,000     2.760% 07/26/05(a)..........................................       29,998
  100,000     2.975% 03/28/06(a)..........................................       99,946
   10,000     3.625% 11/15/05.............................................       10,048
   35,000     6.500% 11/15/05.............................................       35,785
                                                                             ----------
                                                                              2,376,188
                                                                             ----------
            TOTAL U.S. GOVERNMENT AGENCIES
              (Cost $3,554,486)...........................................    3,554,486
                                                                             ----------

   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            U.S. TREASURY OBLIGATIONS -- 0.6%
            U.S. TREASURY BILL
$  20,384     Discount note 04/21/05......................................   $   20,357
                                                                             ----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $20,357)..............................................       20,357
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $3,574,843)(b)..............................      99.8%   3,574,843
                                                                             ----------
            OTHER ASSETS AND LIABILITIES (NET)..................       0.2%       6,388
                                                                             ----------
            NET ASSETS..........................................     100.0%  $3,581,231
                                                                             ==========

---------------

Notes to Investment Portfolio:

(a)
  Variable rate security. The interest rate shown reflects the rate as of March 31, 2005.

(b)
  Cost for federal income tax purposes is $3,574,843. See Note 5 for additional information.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 42

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           MUNICIPAL BONDS AND NOTES -- 100.0%
           ALABAMA -- 0.9%
$ 21,510   AL Birmingham Medical Clinic Board Revenue, Medical
             Advancement Foundation Project, Series 2000A, LOC: Columbus
             Bank & Trust
             2.480% 09/01/30(a)..........................................   $   21,510
   3,215   AL Birmingham Private Educational Building Authority Revenue,
             The Altamont School Project, Series 1998, LOC: AmSouth Bank
             of Alabama
             2.330% 04/01/13(a)..........................................        3,215
   6,000   AL Birmingham Public Educational Building, Authority Student
             Housing Revenue, CHF-UAB II, Series 2005A,
             2.300% 07/01/37(a)..........................................        6,000
   3,005   AL Daphne YMCA Public Park & Recreation Board Revenue, YMCA
             Project, Series 2002, LOC: Legions Bank
             2.330% 10/01/22(a)..........................................        3,005
   1,160   AL Dothan Houston County Airport Authority Revenue, PEMCO
             Aviation Group Project, Series 2002, AMT LOC: SouthTrust
             Bank N.A.
             2.270% 10/01/17(a)(b).......................................        1,160
   2,995   AL Geneva County Industrial Development Board Revenue, Brooks
             AG Company, Inc., Project, Series 2002, AMT, LOC: Region
             Bank
             2.400% 03/01/14(a)..........................................        2,995
   3,500   AL Huntsville Industrial Development Board Revenue, Brown
             Precision Inc. Project, Series 2001, AMT, LOC: First
             Commercial Bank
             2.380% 12/01/19(a)..........................................        3,500
   3,450   AL Huntsville Solid Waste Disposal Authority & Resources
             Revenue, Series 2003, AMT, Insured: MBIA
             1.700% 10/01/12(a)(c).......................................        3,450
   2,000   AL State Board of Education Revenue, Series 2005, Insured:
             AMBAC
             2.320% 11/01/12(a)(b).......................................        2,000
   6,910   AL University Alabama General Revenue, Series 2004, Insured:
             MBIA
             2.320% 07/01/34(a)(b).......................................        6,910
                                                                            ----------
                                                                                53,745
                                                                            ----------
           ALASKA -- 1.3%
   5,790   AK Municipal Board Bank Authority, Series 2004, Insured: MBIA
             2.320% 01/01/24(a)(b).......................................        5,790


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           ALASKA -- (CONTINUED)
$  2,655   AK Municipal Board Bank Authority, GO, Series 2004, Insured:
             MBIA 2.320% 02/15/12(a)(b)..................................   $    2,655
  13,900   AK North Slope Borough Alaska Exempt Facility Revenue, BP
             Exploration Alaska Project, Series 2001, AMT,
             2.350% 07/01/25(a)..........................................       13,900
  43,800   AK North Slope Borough, Series 1994, Insured: FSA
             (d) 06/30/05................................................       43,602
   4,980   AK State Housing Finance Corporation, Series 2005, Insured:
             FGIC
             2.320% 12/01/34(a)(b).......................................        4,980
   7,000   AK State Housing Finance Corporation Revenue, Series 2002A,
             AMT,
             2.320% 12/01/36(a)..........................................        7,000
                                                                            ----------
                                                                                77,927
                                                                            ----------
           ARIZONA -- 1.3%
   5,200   AZ Apache County Industrial Development Revenue, Tucson
             Electric Power Project, Series 1983C, LOC: Societe Generale
             2.350% 12/15/18(a)..........................................        5,200
   1,300   AZ Goodyear Industrial Development Revenue, Walle Corporation
             Project, Series 1995, AMT, LOC: Bank One Kentucky N.A.
             2.380% 05/01/15(a)(b).......................................        1,300
   1,770   AZ Maricopa County Industrial Development Authority Solid
             Waste Disposal Revenue, Series 2004,
             2.390% 12/01/31(a)(b).......................................        1,770
  12,000   AZ Phoenix Civic Improvement Corporation, Series 2004, LOC:
             Dexia Public Finance
             1.470% 05/05/05(a)..........................................       12,000
  16,671   AZ Phoenix Industrial Development Authority, Single Family
             Mortgage Revenue, Series 2002A, AMT,
             2.824% 11/25/05(a)..........................................       16,671
   6,000   AZ Pima County Industrial Development Authority, Series 2004,
             LOC: Branch Banking & Trust
             2.270% 04/01/38(a)..........................................        6,000
  35,000   AZ School District Financing Program, Certificates of
             Participation, Series 2004,
             3.000% 07/30/05.............................................       35,177
                                                                            ----------
                                                                                78,118
                                                                            ----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           ARKANSAS -- 0.2%
$  6,500   AR Lowell IDR, Little Rock Newspapers, Inc. Project, Series
             1996, AMT, LOC: Bank of New York
             2.420% 06/01/31(a)(b).......................................   $    6,500
   1,000   AR Sheridan IDR, H Robertson Company Project, Series 1998B,
             AMT, LOC: Sheridan Bank
             2.380% 08/01/16(a)(b).......................................        1,000
   2,600   AR Sheridan Industrial Development Revenue, Centria Project,
             Series 2000A, AMT, LOC: PNC Bank
             2.430% 08/01/20(a)(b).......................................        2,600
                                                                            ----------
                                                                                10,100
                                                                            ----------
           CALIFORNIA -- 5.7%
   8,960   CA ABN AMRO Munitops Certificates Trust, Multi-State Non-AMT
             Certificates, Series 2004,
             2.330% 02/01/11(a)(b).......................................        8,960
  65,000   CA Housing Finance Agency Multi-Family Housing Revenue,
             Series 2005B, AMT,
             2.375% 02/01/35(a)..........................................       65,000
  29,655     Series J, Insured: MBIA LOC: Lloyds Bank PLC
             2.350% 02/01/33(a)..........................................       29,655
  11,600     Series 2000C, AMT,
             2.350% 02/01/33(a)..........................................       11,600
  13,000     Series 2002E, AMT,
             7.290% 08/01/37(a)..........................................       13,000
  34,500     Series 2004E-2, AMT,
             1.650% 02/01/35(a)..........................................       34,500
  15,995     Series 2004,
             2.360% 11/01/07(a)(b).......................................       15,995
  39,565     Series 2005, AMT,
             2.360% 11/01/07(a)(b).......................................       39,565
  25,000   CA Los Angeles County Tax & Revenue, Series 2004A,
             3.000% 06/30/05.............................................       25,078
             Series 2004,
  43,000     3.000% 06/30/05.............................................       43,135
  10,000     3.500% 06/30/05.............................................       10,048
  30,000     6.000% 06/30/05.............................................       30,294
  14,000   CA Southern California Home Financing Authority Single Family
             Revenue, Series 2004B, AMT,
             1.450% 02/01/34(a)..........................................       14,000
   7,500   CA Statewide Communities Development Authority Multi-Family
             Revenue Housing, Bay Vista Meadow Park Project, Series 2003,
             AMT, LOC: Wells Fargo Bank N.A.
             2.370% 12/15/37(a)..........................................        7,500
                                                                            ----------
                                                                               348,330
                                                                            ----------


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           COLORADO -- 3.3%
$  6,650   CO Arapahoe County Capital Improvement Trust Fund Highway
             Revenue, Series 1986E - 470,
             (d) 08/31/08................................................   $    5,468
  26,300     (d) 08/31/26................................................        5,439
  15,000   CO Denver City & County Airport Revenue, Series 2004B, AMT,
             Insured: AMBAC
             2.320% 11/15/24(a)..........................................       15,000
   4,160     Series 2005, AMT, Insured: MBIA
             2.370% 11/15/09(a)(b).......................................        4,160
   1,545   CO Denver City & County Special Facility Apartment Revenue,
             Series 1999A, AMT,
             5.250% 01/01/06.............................................        1,578
   9,585   CO Douglas County Multi-Family Revenue Housing, Lincoln Pointe
             Loft Project, Series 2003, AMT LOC: U.S. Bank N.A.
             2.350% 02/01/37(a)..........................................        9,585
   2,800   CO Health Facilities Authority Revenue, Crossroads Projects,
             Series 2004A, LOC: U.S. Bank N.A.
             2.350% 11/01/28.............................................        2,800
   9,100   CO Housing & Finance Authority Multi-Family Project,
             Series 2002A-1, AMT,
             2.320% 10/01/22(a)..........................................        9,100
  10,785     Series 2004I-A, AMT,
             2.320% 04/01/45(a)..........................................       10,785
   9,000     Series 2002I-C2, AMT,
             2.320% 10/01/32(a)..........................................        9,000
  10,000     Series 2004,
             2.320% 11/01/26(a)..........................................       10,000
  15,685   CO Housing & Finance Authority Multi-Family Project Single
             Family Clinic Project, Series 2002C, AMT,
             2.320% 05/01/22(a)..........................................       15,685
  17,000     2.320% 11/01/26(a)..........................................       17,000
  25,000     Series 2004, AMT,
             2.320% 11/01/26(a)..........................................       25,000
   4,000     Series 2002, AMT,
             2.320% 11/01/21(a)..........................................        4,000
  11,300     Series 2005I-A-4, AMT,
             2.550% 03/29/06(a)..........................................       11,300
  16,100   CO State Education Loan Program, Series 2004D,
             2.310% 08/09/05(a)(b).......................................       16,100
  12,000   CO State General Fund Revenue, Tax and Revenue Anticipation
             Notes, Series 2004,
             3.000% 06/27/05.............................................       12,023

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 44

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           COLORADO -- (CONTINUED)
$ 17,200   CO Student Obligation Board Authority, Series 1990A, AMT,
             Insured: AMBAC
             2.350% 09/01/24(a)..........................................   $   17,200
                                                                            ----------
                                                                               201,223
                                                                            ----------
           CONNECTICUT -- 0.3%
   7,200   CT State Development Authority, Sewage Sludge Disposal
             Facility Revenue, Netco Waterbury Limited, Series 1995, AMT,
             9.375% 06/01/16.............................................        7,486
   8,410   CT State Housing Finance Authority, Series 2005, AMT,
             2.330% 11/15/09(a)(b).......................................        8,410
                                                                            ----------
                                                                                15,896
                                                                            ----------
           DELAWARE -- 0.2%
   5,185   DE New Castle County Airport Facility Revenue, Flight Safety
             International Inc. Project, Series 2002, AMT,
             2.320% 12/01/32(a)..........................................        5,185
   8,500   DE New Castle County Multi-Family Housing Revenue, Flight
             Safety International Inc. Project, Series 2002, AMT,
             2.350% 09/15/38(a)..........................................        8,500
   1,600   DE State Economic Development Authority Revenue, Series 1998,
             AMT, LOC: PNC Bank Delaware
             2.430% 09/01/18(a)(b).......................................        1,600
                                                                            ----------
                                                                                15,285
                                                                            ----------
           DISTRICT OF COLUMBIA -- 3.1%
   7,500   DC Columbia Enterprise Zone Revenue, House on F Street
             Project, Series 2001, AMT, LOC: Bank of New York
             2.420% 05/01/15(a)..........................................        7,500
   5,000     Series 2004, AMT, LOC: Bank of Scotland
             2.380% 12/01/29(a)..........................................        5,000
   5,000   DC Housing Finance Agency, Multi-Family Housing Revenue,
             Series 1995A, AMT,
             2.430% 08/01/25(a)..........................................        5,000
  16,000   DC Metropolitan Airport Authority System,
             1.950% 04/07/05.............................................       16,000
   2,750     Series 2004, AMT, Insured: MBIA
             2.370% 10/01/12(a)(b).......................................        2,750
   8,360   DC Metropolitan Area Transportation Authority, Series 2003,
             Insured: MBIA
             1.950% 01/01/10(a)(c).......................................        8,314


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           DISTRICT OF COLUMBIA -- (CONTINUED)
$100,100   DC Metropolitan Columbia Airport Authority System, Series
             2004, AMT, Insured: MBIA
             2.300% 10/01/21(a)..........................................   $  100,100
  40,000     1.950% 04/07/05(a)..........................................       40,000
   7,500   DC Revenue, National Association of Realtors Project, Series
             2003, AMT, LOC: SunTrust
             2.340% 12/01/23(a)..........................................        7,500
                                                                            ----------
                                                                               192,164
                                                                            ----------
           FLORIDA -- 4.3%
  29,300   FL Broward County Port Facilities Revenue Refunding, Port
             Everglades Project, Series 1998, AMT, Insured: AMBAC
             2.330% 09/01/27(a)..........................................       29,300
   4,635   FL Collier Health Facilities Authority Hospital Revenue,
             Cleveland Clinic Health, Series 2003C-1, LOC: JPMorgan Chase
             2.340% 09/01/29(a)..........................................        4,635
   6,550   FL Crossings at Fleming Island Community Development District
             Special Assessment, Series 1995,
             8.250% 05/01/16.............................................        6,709
   3,885   FL Escambia Housing Finance Authority Single Family Mortgage
             Revenue, Series 2001,
             2.360% 10/01/31(a)..........................................        3,885
   1,215   FL Fort Walton Beach Industrial Development Authority, Burton
             Golf Inc. Project, Series 1996, AMT, LOC: Columbus Bank &
             Trust
             2.570% 10/01/11(a)(b).......................................        1,215
   2,760   FL Hollywood Water & Sewer Revenue, Series 2003, Insured: FSA
             2.310% 10/01/18(a)(b).......................................        2,760
   7,545   FL Housing Finance Agency Multi-Family Revenue, Lakes of
             Northdale Project, Series 1984D, LOC: SouthTrust Bank of
             Alabama
             2.310% 05/15/12(a)..........................................        7,545
   4,200   FL Housing Finance Corporation Multi-Family Revenue, Clarcona
             Groves Apartments, Series 2005A, AMT,
             2.330% 09/15/37(a)..........................................        4,200
   5,500   FL Lake County Industrial Development Authority, Senniger
             Irrigation Project, Series 2003, AMT, LOC: SunTrust Bank
             2.340% 11/01/24(a)..........................................        5,500

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           FLORIDA -- (CONTINUED)
$  5,000   FL Lee County Industrial Development Authority Utilities
             Revenue, North Fort Myers Utilities Project, Series 2003A,
             AMT, LOC: SunTrust Bank
             2.340% 06/01/22(a)..........................................   $    5,000
   4,595   FL Miami Dade County School Board, Certificates of
             Participation, Series 2004, Insured: FGIC
             2.310% 10/01/20(a)(b).......................................        4,595
  13,000   FL Miami-Dade County School District, Tax Anticipation Notes,
             Series 2004,
             2.750% 06/28/05.............................................       13,020
   9,900   FL Orange County Housing Finance Authority Multi-Family
             Revenue, Series 2003, AMT, LOC: South Trust Bank, N.A.
             9.160% 08/15/36(a)..........................................        9,900
  12,300   FL Palm Beach County Health Facilities Authority Revenue,
             Bethesda Healthcare Systems Project, Series 2001, LOC:
             Suntrust Bank
             2.290% 12/01/31(a)..........................................       12,300
   5,500   FL Pinellas County Housing Finance Authority Multi-Family
             Revenue, Alta Largo Apartments Project,
             Series 2004, AMT, LOC: AmSouth Bank
             2.340% 03/01/26(a)..........................................        5,500
   8,400     Series 2004, LOC: AmSouth
             2.360% 06/01/42(a)..........................................        8,400
  28,585   FL Pinellas County Housing Finance Authority Single Family
             Revenue, Series 2005, AMT, Insured: FGIC
             2.380% 05/01/14(a)(b).......................................       28,585
  35,500   FL Pinellas County School District, Series 2004,
             3.000% 06/30/05.............................................       35,618
   7,000   FL St. Johns County Industrial Development Authority Revenue,
             Series 2004, AMT, LOC: Coastal Bank of Georgia
             2.430% 11/01/34(a)..........................................        7,000
     125   FL State Board of Education,
             Series 2003,
             2.310% 07/01/11(a)(b).......................................          125
   7,645     Insured: MBIA
             2.310% 01/01/12(a)(b).......................................        7,645
  55,000   FL Sunshine State Governmental Financing Commission,
             2.130% 07/13/05(a)..........................................       55,000
   3,500   FL Tuscany Lakes Housing Project, Series 2002, AMT, Insured:
             FNMA
             2.360% 11/15/35(a)..........................................        3,500
                                                                            ----------
                                                                               261,937
                                                                            ----------


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           GEORGIA -- 4.7%
$ 12,960   GA Atlanta Airport Revenue,
             Series 2001, AMT, Insured: FGIC
             1.260% 01/01/25(a)(c).......................................   $   12,960
   5,390     Series 2003, AMT, Insured: FGIC
             2.370% 01/01/14(a)(b).......................................        5,390
  10,000     Series 2003, AMT, Insured: FGIC
             2.370% 12/30/11(a)(b).......................................       10,000
   4,470     Series 2004, AMT, Insured: FGIC
             2.370% 01/01/14(a)(b).......................................        4,470
  12,155     Series 2005, AMT, Insured: FGIC
             2.370% 01/01/17(a)(b).......................................       12,155
   5,650   GA Atlanta Urban Residential Financing Authority Multi-Family
             Housing Revenue, Collegetown Harris Project, Series 2003I,
             AMT,
             2.350% 10/15/36(a)..........................................        5,650
  25,100     Park District Atlantic Project, Series 2002A, AMT, LOC:
             SouthTrust Bank
             2.380% 12/01/37(a)..........................................       25,100
   9,600     Housing Market District Project, Series 2004A, AMT, LOC:
             Wachovia Bank N.A.
             2.340% 11/01/34(a)..........................................        9,600
   7,000     M Street Apartments Project, Series 2003, AMT, LOC: Regions
             Bank
             2.360% 03/01/43(a)..........................................        7,000
   5,000   GA Bartow County Development Authority Multi-Family Housing
             Revenue, Series 2002, AMT, LOC: PNC Bank N.A.
             2.380% 02/01/35(a)..........................................        5,000
   6,750   GA Carroll County Development Authority Industrial Revenue,
             Royal Metal Products Project, Series 2004, AMT, LOC:
             SunTrust Bank
             2.340% 06/01/24(a)..........................................        6,750
   5,725   GA Clayton County Housing Authority Multi-Family Housing
             Revenue, Chateau Forest Apartments Project, Series 1990E,
             Insured: FSA
             2.030% 01/01/21(a)..........................................        5,725
   3,900   GA Cobb County Housing Authority Multi-Family Housing Revenue,
             Woodchase Village Apartments Project, Series 2003, AMT, LOC:
             Regions Bank
             2.380% 03/15/36(a)..........................................        3,900
     390   GA Cobb County Industrial Development Revenue, Datagraphic
             Inc. Project, Series 1990, AMT, LOC: SouthTrust Bank of
             Alabama
             2.390% 05/01/05(a)..........................................          390

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 46

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           GEORGIA -- (CONTINUED)
$  9,215   GA Columbia County Development Authority Multi-Family Housing
             Revenue, Westwood Club Apartment Project, Series 2002, AMT,
             LOC: Keybank N.A.
             2.350% 11/15/35(a)..........................................   $    9,215
  15,300   GA Columbus Hospital Authority Multi-Family Housing Revenue,
             St. Francis Hospital Inc., Project, Series 2000A, LOC:
             Columbus Bank & Trust
             2.320% 01/01/31(a)(b).......................................       15,300
   7,475   GA DeKalb County Housing Authority Multi-Family Housing
             Revenue, Stone Mill Run Apartments Project, Series 1995A,
             AMT, LOC: First Tennessee Bank N.A.
             2.370% 08/01/27(a)(b).......................................        7,475
   3,240   GA Dooly County Industrial Development Authority Revenue,
             Hambug Enterprises Project, Series 2003, AMT, LOC: Fifth
             Third Bank
             2.260% 12/01/17(a)(b).......................................        3,240
   3,000   GA Douglas County Development Authority, Colonial Hills School
             Property Project, Series 2004, LOC: Branch Banking & Trust,
             2.270% 06/01/24(a)(b).......................................        3,000
   8,000   GA East Point Housing Authority Multi-Family Housing Revenue,
             Village Highlands Apartments Project, Series 2004, AMT, LOC:
             SunTrust Bank
             2.340% 07/01/37(a)..........................................        8,000
   4,620   GA Franklin County Industrial Building Authority Industrial
             Development Authority, Bosal Industries Georgia, Inc.
             Project, Series 1995, LOC: Standard Federal Bank
             2.360% 08/01/10(a)..........................................        4,620
   9,350   GA Fulton County Development Authority Airport Facilities
             Revenue, Flight Safety International Inc. Project, Series
             1999B, AMT,
             2.320% 12/01/28(a)..........................................        9,350
  34,770     Series 1999B, AMT,
             2.320% 12/01/18(a)..........................................       34,770
   3,900   GA Fulton County Development Authority Revenue, Leggett &
             Platt Inc. Project, Series 1992A, AMT, LOC: Wachovia Bank of
             Georgia
             2.490% 06/01/27(a)(b).......................................        3,900


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           GEORGIA -- (CONTINUED)
$  6,675   GA Gwinnett County Development Authority, Certificates of
             Participation, Series 2004, Insured: MBIA
             2.320% 01/01/21(a)(b).......................................   $    6,675
   5,000   GA Kennesaw Development Authority Housing, Walton Ridenour
             Apartments Project, Series 2004, AMT, LOC: SunTrust Bank
             2.340% 04/01/37(a)..........................................        5,000
   9,601   GA Municipal Electric Power Authority Revenue, Series 2003,
             1.940% 04/18/05.............................................        9,601
   4,035     Series 2003, Insured: MBIA
             2.320% 01/01/13(a)(b).......................................        4,035
   5,495     Series 2004, Insured: AMBAC
             2.320% 01/01/26(a)(b).......................................        5,495
   7,260   GA Private Colleges & Universities Authority Revenue, Mercer
             University Project, Series 2003, LOC: Branch Banking & Trust
             2.380% 10/01/32(a)..........................................        7,260
   9,215   GA Richmond County Development Authority, Stonegate Club
             Apartments Project, Series 2002, AMT, LOC: JPMorgan Chase
             Bank
             2.350% 11/15/35(a)..........................................        9,215
     875   GA Thomasville Payroll Development Authority, Scruggs Company
             Project, Series 2000, LOC: First Union National Bank
             2.440% 08/01/10(a)(b).......................................          875
   7,500   GA Urban Residential Finance Authority Multi-Family Revenue
             Housing, Lindbergh City Center Apartment Project, Series
             2004, LOC: Regions Bank
             2.350% 11/01/44(a)..........................................        7,500
  15,800   GA Winder Barrow County Joint Development Authority Solid
             Waste Disposal Revenue, Republic Services Inc. Project,
             Series 2004, AMT, LOC: SunTrust Bank,
             2.320% 11/01/34(a)..........................................       15,800
                                                                            ----------
                                                                               284,416
                                                                            ----------
           HAWAII -- 0.7%
  16,700   HI Honolulu City & County, Series 2004C, AMT, Insured: FGIC
             2.280% 12/01/10(a)..........................................       16,700
  16,700   HI Honolulu City & County, GO, Series 2001C, Insured: FGIC
             2.280% 12/01/08(a)..........................................       16,700
   1,350   HI State Airports System Revenue, Series 2004, AMT,
             2.370% 01/01/10(a)(b).......................................        1,350

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           HAWAII -- (CONTINUED)
$  1,690   HI State Apartments System Revenue, Series 2004, AMT, Insured:
             FGIC
             2.370% 01/01/10(a)(b).......................................   $    1,690
   4,000   HI State, Series 2004, Insured: MBIA
             2.320% 10/01/24(a)..........................................        4,000
                                                                            ----------
                                                                                40,440
                                                                            ----------
           IDAHO -- 0.9%
   4,100   ID Housing & Finance Association Single Family Mortgage
             Revenue,
             Series 2002A-38, AMT, LOC: Wachovia Bank N.A.
             2.400% 07/01/32(a)(b).......................................        4,100
  13,485     Series 2002D, AMT,
             2.320% 07/01/33(a)..........................................       13,485
  10,910     Series 2003C, AMT,
             2.320% 07/01/34(a)..........................................       10,910
  18,900     Series 2004D,
             2.000% 01/01/36(a)..........................................       18,900
   6,000   ID Idaho Falls, GO, Series 1991, Insured: FGIC
             (d) 04/01/05................................................        6,000
   2,000   ID Power County Industrial Development Revenue, FMC Corp.
             Project, Series 2001, AMT, LOC: Wachovia Bank N.A.
             2.340% 04/01/14(a)..........................................        2,000
                                                                            ----------
                                                                                55,395
                                                                            ----------
           ILLINOIS -- 8.6%
   1,795   IL Addison Industrial Development Revenue, Stand Fast
             Packaging Products, Series 1996, AMT, LOC: LaSalle
             2.470% 07/01/21(a)(b).......................................        1,795
  15,530   IL Chicago Board of Education, Series 2004E, Insured: FSA
             2.300% 03/01/15(a)..........................................       15,530
   1,185   IL Chicago Industrial Development Revenue, Bullen Midwest Inc.
             Project, Series 1997, AMT,
             2.450% 11/01/17(a)..........................................        1,185
   1,500     Eli's Chicago's Finest Inc., Series 1996, AMT, LOC: LaSalle
             Bank
             2.370% 11/01/26(a)..........................................        1,500
   8,000   IL Chicago Midway Airport Revenue, Second Lien, Series 1998B,
             AMT, Insured: MBIA
             2.330% 01/01/29(a)..........................................        8,000
  13,895   IL Chicago Multi-Family Housing Revenue, Concordia Place
             Apartments Project, Series 2003, AMT, LOC: Harris Trust &
             Services
             2.330% 07/01/34(a)..........................................       13,895


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           ILLINOIS -- (CONTINUED)
$  1,470     North Larrabee Project, Series 2001A, AMT, LOC: Harris Trust
             & Savings Bank
             2.360% 04/01/36(a)..........................................   $    1,470
   3,800     Renaissance Saint Luke Project, Series 2004A, AMT, LOC:
             Harris Trust & Savings Bank
             2.360% 01/01/39(a)..........................................        3,800
   5,500   IL Chicago O'Hare International Airport Revenue, Series 2003,
             AMT, Insured: FSA
             2.370% 07/01/11(a)(b).......................................        5,500
   2,095     Series 2003, AMT, Insured: MBIA
             2.370% 07/01/08(a)(b).......................................        2,095
   5,200     Series 2003, AMT, Insured: FSA
             2.360% 01/01/22(a)(b).......................................        5,200
   3,025     Series 2004, AMT, Insured: AMBAC
             1.250% 11/08/08(a)(b).......................................        3,025
   2,000     Insured: MBIA
             2.370% 01/01/17(a)(b).......................................        2,000
   2,345   IL Chicago Wastewater Transmission Revenue, Series 2004,
             Insured: MBIA
             2.400% 01/01/22(a)(b).......................................        2,345
   3,000   IL Chicago, Equipment Notes, Series 1997, LOC: Harris Trust &
             Savings Bank
             2.350% 01/01/06(a)..........................................        3,000
   2,820   IL Cook County Illinois, GO, Series 2003, Insured: MBIA
             2.320% 11/15/21(a)(b).......................................        2,820
     710   IL Development Finance Authority Industrial Development
             Revenue, West Hubbard Street Project, Series 1996, AMT, LOC:
             American National Bank
             2.050% 12/01/16(a)..........................................          710
   2,515     Affordable Housing Revenue, Cinnamon Lake Towers Project,
             Series 1997, AMT, LOC: Bank One N.A.
             2.350% 04/15/37(a)..........................................        2,515
   1,500     Campagna-Turano Bakery Project, Series 2000, AMT, LOC:
             American National Bank & Trust
             2.450% 08/01/25(a)(b).......................................        1,500
   3,950     Clingan Steel Inc. Project, Series 2003, LOC: LaSalle
             National Bank
             2.530% 12/01/23(a)(b).......................................        3,950
   3,900     Feltes Sand & Grave Company Project, Series 2003, AMT, LOC:
             LaSalle Bank N.A.
             2.370% 12/01/18(a)..........................................        3,900

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 48

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           ILLINOIS -- (CONTINUED)
$  1,840     Flinn Scientific Inc. Project, Series 1995, LOC: Harris
             Trust & Savings Bank
             2.360% 10/01/15(a)..........................................   $    1,840
   5,415     Groot Industries Inc. Project, Series 2003, LOC: Bank One
             N.A.
             2.450% 12/01/23(a)(b).......................................        5,415
   1,100     Jewish Council Youth Service Project, Series 2003, LOC:
             Harris Trust Bank
             2.330% 09/01/28(a)..........................................        1,100
   6,100     Lifesource Project, Series 2000, LOC: PNC Bank N.A.
             2.310% 06/01/20(a)..........................................        6,100
   1,500     Park Ridge Youth Campus Project, Series 1998, LOC: Northern
             Trust
             2.350% 09/01/18(a)(b).......................................        1,500
   2,470     Rainbow Graphics Inc. Project, Series 2003, AMT, Bank One
             N.A.
             2.620% 08/01/23(a)(b).......................................        2,470
   8,710     Residential Rental Project, Series 1994, AMT,
             2.280% 04/01/24(a)(b).......................................        8,710
   1,850     Royal Continental Box Project, Series 1995B, AMT, LOC:
             LaSalle National Bank
             2.370% 04/01/10(a)..........................................        1,850
   7,500     Sexton Energy Project, Series 2003, AMT, LOC: Fifth Third
             Bank
             2.350% 10/01/23(a)..........................................        7,500
   2,800     Unique Building Corporation Project, Series 1989, AMT LOC:
             American National Bank & Trust Company
             2.500% 05/01/19(a)..........................................        2,800
   4,500     WM Plastics Project, Series 2001, AMT, LOC: LaSalle Bank
             N.A.
             2.370% 08/01/26(a)..........................................        4,500
   2,550   IL Development Finance Authority Multi-Family Revenue,
             Economic Development Revenue, Addison 450 L P Project,
             Series 1989, AMT, LOC: National Bank & Trust Company
             2.350%(a)...................................................        2,550
   5,405     West Chicago Senior Apartment Project, Series 2003, AMT,
             LOC: Citibank N.A.
             2.370% 12/01/13(a)(b).......................................        5,405
   3,145   IL Educational Facilities Authority Revenue, Chaplin Hall
             Center Children Project, Series 2003,
             2.190% 07/01/24(a)(b).......................................        3,145
   7,100     Series 1991, Insured: MBIA
             (d) 07/01/05................................................        7,064


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           ILLINOIS -- (CONTINUED)
$  2,495   IL Elgin Industrial Development Revenue, Nelson Graphic Inc.
             Project, Series 2000, AMT,
             2.370% 05/01/20(a)..........................................   $    2,495
   2,000   IL Elmhurst Industrial Development Revenue, John Sakash
             Company Project, Series 2000, AMT, LOC: Citibank N.A.
             2.370% 02/01/25(a)..........................................        2,000
   3,000   IL State, GO, Series 2002, Insured: FSA
             5.000% 04/01/05.............................................        3,000
   1,210   IL Gurnee Industrial Development Authority, Kenall
             Manufacturing Company Project, Series 1998,
             2.360% 03/01/18(a)..........................................        1,210
   5,630     Little Lady Foods Inc. Project, Series 2002, AMT,
             2.370% 12/01/22(a)..........................................        5,630
  25,840   IL Health Facilities Authority Revenue, Series 2004, Insured:
             MBIA
             2.150% 12/23/05(a)(c).......................................       25,840
   3,400   IL Housing Development Authority Multi-Family Revenue, Mattoon
             Towers Project, Series 2004, AMT, LOC: First National Bank
             2.320% 01/01/34(a)..........................................        3,400
   6,300     Spring Creek Project, Series 2004, LOC: LaSalle Bank N.A.
             2.330% 04/01/34(a)..........................................        6,300
   4,300   IL Industrial Development Revenue, Enterprise Center X
             Project, Series 1992, AMT, Insured: LaSalle National Bank
             2.370% 06/01/22(a)..........................................        4,300
   1,500   IL Lombard Village Industrial Projects, Revenue Refunding, B&H
             Partnership Project, Series 1995, LOC: LaSalle Bank N.A.
             2.680% 10/01/13(a)..........................................        1,500
   9,880   IL McLean & Woodford School District No. 5, GO, Series 2003,
             Insured: FSA
             2.320% 12/01/09(a)(b).......................................        9,880
   7,695   IL Metropolitan Pier & Exposition Authority Dedicated State
             Tax,
             Series 2004, Insured: FGIC
             2.400% 05/22/24(a)(b).......................................        7,695
             Series 2004, Insured: MBIA
   7,035     2.400% 12/15/25(a)(b).......................................        7,035
   4,025     2.410% 12/15/33(a)(b).......................................        4,025
   9,175     Series 2005Z-1, Insured: MBIA
             2.400% 12/15/26(a)(b).......................................        9,175
   2,200   IL Multi-Family Housing Revenue, Series 2001B, LOC: Harris
             Trust & Savings
             2.360% 04/01/09(a)..........................................        2,200

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           ILLINOIS -- (CONTINUED)
$  2,980   IL New Lenox Industrial Development Revenue, Panduit
             Corporation Project, Series 1990, AMT, LOC: Fifth Third Bank
             2.380% 07/01/15(a)..........................................   $    2,980
   7,160   IL Northern Illinois University Revenue, Series 2004, Insured:
             FGIC
             2.320% 10/01/09(a)(b).......................................        7,160
   9,995   IL O'Hare International Airport Revenue, Series 2003, Insured:
             FS
             2.370% 07/01/11(a)(b).......................................        9,995
   3,670   IL Palos Hills Multi-Family Housing Revenue, Green Oaks
             Project, Series 1998, AMT,
             2.370% 08/01/29(a)(b).......................................        3,670
   1,700   IL Savanna Industrial Development, Metform Corporation
             Project, Series 1994B, AMT, LOC: Bank One N.A.
             2.350% 06/01/09(a)..........................................        1,700
   6,700     West Chicago Senior Apartment Project, Series 2003, AMT,
             LOC: Citibank N.A.
             2.380% 02/01/38(a)..........................................        6,700
   8,500   IL State Finance Authority Economic Development Revenue,
             Addison 450 LP Project, Series 1989, AMT, LOC: American
             National Bank & Trust Company
             2.360% 10/15/34(a)..........................................        8,500
 208,200   IL State, GO, Series 2005,
             3.000% 06/03/05.............................................      208,539
   2,065   IL Tinley Park Industrial Development Revenue, Beverly
             Manufacturing Company Project, Series 1997A, AMT, LOC:
             American National Bank & Trust,
             2.540% 09/01/17(a)..........................................        2,065
   5,280   IL University Certificate of Participation, Series 2004,
             Insured: FGIC
             2.320% 03/01/11(a)(b).......................................        5,280
   2,375   IL Upper River Valley Development Authority, Industrial
             Development Revenue, Clover Properties LLC Project, Series
             2000, AMT, LOC: LaSalle Bank N.A.
             2.370% 07/01/20(a)(b).......................................        2,375
   1,375   IL Urbana Multi-Family Housing Revenue, Prairie Green II
             Apartment Project, Series 2000, AMT, LOC: LaSalle Bank N.A.
             2.370% 06/01/29(a)..........................................        1,375


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           ILLINOIS -- (CONTINUED)
$ 22,905   IL Will County Multi-Family Housing Redevelopment Revenue,
             Woodlands Crest Hill Project, Series 1999, AMT,
             2.360% 02/15/31(a)..........................................   $   22,905
                                                                            ----------
                                                                               526,613
                                                                            ----------
           INDIANA -- 1.9%
   2,900   IN Allen County Multi-Family Housing Redevelopment, Woodland
             Crest Hill Project, Series 1999, AMT,
             2.570% 08/01/17(a)(b).......................................        2,900
   2,885   IN Bloomington Multi-Family Revenue, Willow Manor Apartments
             Project, Series 2002, AMT, LOC: Fifth Third Bank
             2.260% 11/01/32(a)..........................................        2,885
   1,765   IN Burns Harbor Industrial Economic Development Revenue,
             Dennen Steel Corporation Project, Series 2003, AMT, LOC:
             Standard Federal Bank,
             2.370% 12/01/23(a)..........................................        1,765
     500   IN Crawfordsville Economic Development Revenue, Precision
             Plastics of Indiana, Series 1992, AMT, LOC: Northern Trust
             Company
             2.350% 06/01/07(a)..........................................          500
   1,600   IN Elkhart Economic Development Revenue, Vahala Foam
             Enterprises Project, Series 2002, AMT, LOC: Bank One N.A.
             2.580% 09/01/17(a)(b).......................................        1,600
   1,780   IN Evansville Economic Development Revenue, B & M Plastics,
             Inc. Project, Series 2002, AMT, LOC: Fifth Third Bank N.A.
             2.260% 12/01/17(a)..........................................        1,780
   7,000   IN Gibson County Pollution Control Revenue, Toyota Motor
             Manufacturing Project, Series 1999, AMT,
             2.310% 01/01/29(a)..........................................        7,000
   5,000     Series 1997, AMT,
             2.310% 10/01/27(a)..........................................        5,000
             Series 2000A, AMT,
  10,000     2.310% 01/01/28(a)..........................................       10,000
   6,000     2.310% 01/01/30(a)..........................................        6,000
   5,000     Series 2001B, AMT,
             2.310% 09/01/31(a)..........................................        5,000
   3,182   IN Greencastle Economic Development Revenue, Round Barn Manor
             Project, Series 2003A, AMT
             2.370% 01/01/28(a)..........................................        3,182

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 50

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           INDIANA -- (CONTINUED)
$  2,000   IN Greencastle Industrial Development Revenue, Crown Equipment
             Corporation Project, Series 1996, AMT, LOC: Key Bank N.A.
             2.380% 02/01/11(a)(b).......................................   $    2,000
     685   IN Health Facilities Financing Authority Revenue, Cardinal
             Center Inc. Project, Series 1996A, LOC: Key Bank N.A.
             2.350% 12/01/16(a)(b).......................................          685
   4,585   IN Indianapolis Local Public Improvement Bond Bank, Series
             2004, AMT, Insured: MBIA
             2.370% 01/01/17(a)(b).......................................        4,585
   5,350   IN Jeffersonville Economic Development Revenue, Amatrol
             Project, Series 2003, AMT, LOC: National City Bank of
             Kentucky
             2.390% 04/01/23(a)(b).......................................        5,350
   2,850   IN Jeffersonville Industrial Economic Development Revenue,
             Eagle Steel Products Inc. Project, Series 2001, AMT, LOC:
             Fifth Third Bank
             1.890% 08/01/21(a)(b).......................................        2,850
     700   IN State Development Finance Authority Economic Development
             Revenue Patriot Homes Inc. Project, Series 1995, AMT, LOC:
             Bank One Indiana N.A.
             2.450% 01/01/10(a)(b).......................................          700
  11,000     PSI Energy Inc. Projects, Series 2004A, AMT, LOC: Barclays
             Bank PLC
             2.300% 08/01/39(a)..........................................       11,000
   8,310   IN State Housing Finance Authority Multi-Family Revenue,
             Series 1997M-A, AMT, LOC: FHLB
             2.360% 01/01/29(a)..........................................        8,310
           IN Transportation Finance Authority Highway Revenue, Series
             2004, Insured: FGIC
   6,155     2.320% 12/01/14(a)(b).......................................        6,155
   6,000     2.320% 06/01/21(a)(b).......................................        6,000
   9,045   IN Vincennes University Revenue, Student Fee Project, Series
             2002F, Bank One Indiana N.A.
             2.300% 10/01/22(a)..........................................        9,045
   4,990   IN Washington County Industrial Economic Development Revenue,
             Frank Miller Lumber Company Project, Series 2001, AMT, LOC:
             National City Bank of Indiana
             2.390% 08/01/16(a)(b).......................................        4,990


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           INDIANA -- (CONTINUED)
$  8,185   Indianapolis Industrial Resource Recovery Revenue, Ogden
             Martin Systems Inc. Project, Series 1996, Insured: AMBAC
             6.750% 12/01/05.............................................   $    8,420
                                                                            ----------
                                                                               117,702
                                                                            ----------
           IOWA -- 0.4%
   3,000   IA Cedar Rapids Revenue, First Mortgage Cottage Grove Place
             Project, Series 1995,
             9.000% 07/01/25.............................................        3,113
   4,500   IA Clinton Industrial Development Revenue, Sethness Products
             Company Project, Series 2004, LOC: Northern Trust
             2.350% 12/01/22(a)..........................................        4,500
   4,500   IA Finance Authority Family Revenue, Mortgage Backed
             Securities Program, Series 2004, AMT, Insured: GNMA/FNMA
             2.060% 07/01/34(a)..........................................        4,500
   8,000   IA Finance Authority Multi-Family Revenue, The Gables at
             Johnston Project, Series 2002, AMT, LOC: Wachovia Bank N.A.
             2.340% 12/01/37(a)..........................................        8,000
   4,155   IA Finance Authority Single Family Revenue, Series 2002A-46,
             AMT,
             2.400% 07/01/24(a)..........................................        4,155
   1,000   IA West Burlington Industrial Development Revenue, Borhi Oil
             Hydraulic Project, Series 2001B, AMT, LOC: American National
             Bank & Trust
             2.450% 01/01/11(a)(b).......................................        1,000
                                                                            ----------
                                                                                25,268
                                                                            ----------
           KANSAS -- 0.4%
   2,200   KS Development Finance Authority Multi-Family Revenue,
             Delaware Highlands, Series 2005C, AMT LOC: Arvest Bank
             2.380% 12/01/36(a)..........................................        2,200
   5,400   KS Fredonia Revenue, Systech Environmental Corporation
             Project, Series 1989, AMT, LOC: Banque National de Paris
             2.340% 02/01/07(a)..........................................        5,400
   4,000   KS Junction City Industrial Development, Genmar Manufacturing
             Project, Series 1999, AMT, LOC: Bank of New York
             2.420% 04/01/19(a)(b).......................................        4,000
   2,595   KS Sedgwick & Shawnee County, Series 2002,
             2.370% 12/01/27(a)(c).......................................        2,595

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           KANSAS -- (CONTINUED)
$  9,200   KS State Development Finance Authority Exempt Facilities
             Revenue Single Family Revenue, Seaboard Project, Series
             1995A, AMT, LOC: Bank of New York
             2.420% 12/01/25(a)(b).......................................   $    9,200
                                                                            ----------
                                                                                23,395
                                                                            ----------
           KENTUCKY -- 2.2%
  31,000   KY Asset/Liability Commission General Fund Revenue, Series
             2004A,
             3.000% 06/29/05.............................................       31,080
   7,410   KY Campbellsville-Taylor County Industrial Development
             Revenue, Airguard Industrial, Inc., Project, Series 2001,
             AMT, LOC: Northern Trust Company
             2.350% 05/01/31(a)..........................................        7,410
   5,000   KY Carroll County Industrial Development Revenue, Kentucky
             Ladder Company Project, Series 1990, AMT, LOC: Bankers Trust
             Company
             2.550% 09/01/10(a)..........................................        5,000
  17,000   KY Danville,
             2.250% 08/05/05(a)..........................................       17,000
   4,250   KY Daviess County Health Care Revenue, Wendell Fosters Campus
             for Development Project, Series 2001, AMT, LOC: National
             City Bank
             2.340% 05/01/21(a)(b).......................................        4,250
   4,380   KY Daviess County Industrial Building Revenue, Packaging
             Project, Series 2003, AMT, LOC: National Bank Kentucky
             2.390% 05/01/18(a)(b).......................................        4,380
   9,820   KY Economic Development Finance Authority Industrial Building
             Revenue, Goodwill Industries Project, Series 2003,
             2.270% 08/01/23(a)(b).......................................        9,820
   2,450   KY Glasgow Industrial Building Revenue, Poly-Tech Corporation
             Project, Series 1994, LOC: Fifth Third Bank
             2.370% 05/01/14(a)..........................................        2,450
   1,965   KY Greenup County Revenue, Pathways Project, Series 2004, LOC:
             Fifth Third Bank
             2.190% 12/01/18(a)(b).......................................        1,965
  10,000   KY Henderson County Hospital Facilities Revenue, Series 2003B,
             LOC: Fifth Third Bank
             2.170% 12/01/25(a)..........................................       10,000


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           KENTUCKY -- (CONTINUED)
$ 17,200   KY Higher Education Student Loan Corporation, Insured Student
             Loan Revenue, Series 1991E, AMT, Insured: AMBAC
             2.280% 12/01/11(a)..........................................   $   17,200
   3,720   KY Jefferson County Industrial Building Revenue Dant Growth
             LLC Project, Series 2002, AMT, LOC: Bank One Kentucky
             2.640% 09/01/22(a)(b).......................................        3,720
     875     Seven Counties Services Inc. Project, Series 1996, Bank One
             of Kentucky N.A.
             2.300% 06/01/11(a)(b).......................................          875
   1,000   KY Jefferson County Retirement Home Revenue, Nazareth Library
             Project, Series 1999, LOC: Fifth Third Bank
             2.190% 10/01/19(a)(b).......................................        1,000
     300   KY Jeffersontown Industrial Building Revenue, Rague Food
             Systems Inc. Project, Series 1995, AMT, LOC: PNC Bank N.A.
             2.430% 04/01/20(a)(b).......................................          300
   2,475   KY Lexington-Fayette Urban County Educational Facilities
             Revenue, Lexington School Project, Series 2003,
             2.190% 05/01/25(a)(b).......................................        2,475
   3,040   KY Louisville & Jefferson County Convention Commission, Series
             1996, Insured: FSA
             2.320% 07/01/24(a)(b).......................................        3,040
   6,000   KY Minor Lane Heights Solid Waste Disposal Revenue, Waste
             Management Kentucky LLC Project, Series 2003, AMT, LOC:
             Wachovia Bank N.A.
             2.380% 03/01/21(a)..........................................        6,000
   1,000   KY Rural Economic Development Authority Revenue, Heaven Hill
             Project, Series 1991, AMT, LOC: PNC Bank N.A.
             2.380% 10/01/16(a)..........................................        1,000
   2,230   KY Shelby Industrial Building Revenue, Truss Company Inc.
             Kingbook Project, Series 1998, AMT, LOC: Fifth Third Bank
             2.370% 06/01/18(a)(b).......................................        2,230
   3,000   KY State Property & Buildings Community Revenue, Series 2004,
             Insured: FSA
             2.320% 10/01/18(a)..........................................        3,000

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 52

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           KENTUCKY -- (CONTINUED)
$  2,100   KY West Buechel Industrial Building Revenue, Berby Fabricating
             LLC Project, Series 2004, AMT, LOC: Fifth Third Bank
             2.260% 06/01/24(a)..........................................   $    2,100
                                                                            ----------
                                                                               136,295
                                                                            ----------
           LOUISIANA -- 1.5%
   5,100   LA Calcasieu Parish Inc. Industrial Development Board Revenue,
             Hydroserve Westlake Project, Series 1999, AMT,
             2.38% 12/01/24(a)...........................................        5,100
   4,000   LA Denham Springs-Livingston Housing & Mortgage Finance
             Authority, Series 2004A,
             2.590% 12/01/07(a)..........................................        4,000
   8,015   LA East Baton Rouge Parish Sales & Used Tax, Series 2003,
             Insured: MBIA
             2.320% 02/01/11(a)(b).......................................        8,015
   8,130   LA Ernest N Morial New Orleans Exhibition Hall Authority,
             Series 2003, Insured: AMBAC
             2.320% 07/15/23(a)(b).......................................        8,130
   2,050   LA Housing Finance Agency Multi-Family Revenue, Restoration
             Project, Series 2002A, AMT, LOC: Regions Bank
             2.380% 12/01/32(a)..........................................        2,050
   4,000   LA Local Government Environmental Facilities, Community
             Development Authority Revenue, Sacred Heart -- New Orleans
             Project, Series 2004, LOC: Whitney National Bank, LOC:
             SunTrust Bank
             2.340% 01/01/24(a)..........................................        4,000
   6,000   LA Plaquemines Port Harbor & Terminal, District Port
             Facilities Revenue Chevron Pipe Line Company Project, Series
             1984,
             1.750% 09/01/08(a)..........................................        6,005
  20,000     International Marine Terminal Project, Series B,
             2.600% 03/15/06(a)..........................................       20,000
   7,500   LA Port New Orleans Revenue, New Orleans Cold Storage Project,
             Series 2002, AMT, LOC: Whitney National Bank LOC: SunTrust
             Bank
             2.390% 11/01/22(a)..........................................        7,500
  13,255   LA St. Tammany Public Transportation Financing Authority,
             Chris T. Wood Project, Series 1995A, LOC: LaSalle Bank
             9.000% 11/15/25.............................................       14,207


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           LOUISIANA -- (CONTINUED)
$  4,460   LA Stadium & Exposition District Hotel Occupancy Tax and
             Stadium Revenue, Series 1995B, Insured: FGIC
             6.375% 07/01/25.............................................   $    4,597
   6,650   LA State, GO, Series 1998A, Insured: AMBAC
             5.500% 04/15/05.............................................        6,660
   4,210   LA State, Series 2005, Insured: MBIA
             2.320% 08/01/17(a)(b).......................................        4,210
                                                                            ----------
                                                                                94,474
                                                                            ----------
           MAINE -- 0.3%
  11,600   ME Public Utility Financing Bank Public Utility Revenue, Maine
             Public Service Company Project, Series 1996, AMT, LOC: Bank
             of New York
             2.420% 04/01/21(a)..........................................       11,600
   5,000   ME State Housing Authority, Mortgage Purchase
             Series 2004B-3, AMT,
             2.300% 11/15/38(a)..........................................        5,000
   5,000     Series 2004B-3, AMT,
             2.300% 11/15/35(a)..........................................        5,000
                                                                            ----------
                                                                                21,600
                                                                            ----------
           MARYLAND -- 1.2%
  11,200   MD Baltimore,
             2.100% 06/06/05(a)..........................................       11,200
   5,350   MD Carroll County Commissioners Economic Development Revenue,
             Shelter System Limited Facility, Series 2004, AMT, LOC:
             Branch & Banking Trust
             2.370% 07/01/24(a)(b).......................................        5,350
  49,300   MD State Community Development Administration Department,
             Housing & Community Development, Series 2004K, AMT, 2.100%
             03/01/32(a).................................................       49,300
   6,840   MD State Industrial Development Finance Authority, Economic
             Development Revenue, General Binding Corporation Project,
             Series 1996, AMT, LOC: Harris Trust & Savings Bank
             2.330% 03/01/26(a)..........................................        6,840
                                                                            ----------
                                                                                72,690
                                                                            ----------
           MASSACHUSETTS -- 1.1%
           MA Boston Industrial Development Financing, Authority
             Industrial Revenue, First Mortgage Springhouse Project,
             Series 1995
   4,940     9.250% 07/01/15.............................................        5,121
   3,350     9.250% 07/01/25.............................................        3,477

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           MASSACHUSETTS -- (CONTINUED)
           MA Commission
$ 24,000     2.300% 04/12/05(a)..........................................   $   24,000
  25,700     2.300% 04/12/05(a)..........................................       25,700
   8,000   MA State Development Finance Agency Multi-Family Revenue,
             Series 2004A, LOC: PNC Bank N.A.
             2.330% 12/01/37(a)..........................................        8,000
                                                                            ----------
                                                                                66,298
                                                                            ----------
           MICHIGAN -- 4.6%
  22,005   MI State,
             1.900% 10/05/05(a)..........................................       22,005
   4,475   MI GO, City School District, Series 2004, Insured: FGIC
             2.310% 11/01/20(a)(b).......................................        4,475
   2,150   MI Livonia Economic Development Corporation, Foodland
             Distributions Project, Series 1986A LOC: Comerica Bank
             2.150% 12/01/11(a)..........................................        2,150
  20,000   MI Municipal Bond Authority Revenue, Series 2004B-1,
             3.000% 08/19/05.............................................       20,109
  50,000   MI State Building Authority, Series 2004, LOC: The Bank
             of New York
             1.950% 04/27/05(a)..........................................       50,000
   3,000   MI State Hospital Finance Authority Revenue, Genesys Health
             Systems, Series 1995A,
             8.125% 10/01/21.............................................        3,149
   9,500   MI State Housing Development Authority Multi-Family Revenue,
             Canterbury Project, Series 2003A, AMT, LOC: LaSalle Bank
             2.360% 06/01/38(a)..........................................        9,500
   4,670   MI State Housing Development Authority Rental Housing Revenue,
             Series 2001PA 849,
             Insured: MBIA
             2.310% 12/01/05(a)(b).......................................        4,670
   2,210   MI State Strategic Fund Limited Obligation Revenue
             Home Inc. Project, Series 2002, AMT, LOC: Fifth Third Bank
             2.260% 11/01/22(a)..........................................        2,210
   6,765     American Autocoat Inc. Project, Series 2002, AMT, LOC: Fifth
             Third Bank
             2.260% 10/01/22(a)..........................................        6,765
   3,150     B&C Leasing LLC Project, Series 1999, AMT, LOC: La Salle
             Bank
             2.400% 07/01/24(a)..........................................        3,150
  16,126     Grayling Generating Project, Series 1990, AMT, LOC: Barclays
             Bank of New York
             2.300% 01/01/14(a)..........................................       16,126


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           MICHIGAN -- (CONTINUED)
$ 42,150   MI State, Series 2004,
             2.200% 10/05/05(a)..........................................   $   42,150
  97,000   MI Wayne Charter County Michigan Airport Revenue, Series 2002,
             Insured: FGIC
             2.330% 12/01/32(a)..........................................       97,000
                                                                            ----------
                                                                               283,459
                                                                            ----------
           MINNESOTA -- 1.6%
   2,000   MN Minneapolis Multi-Family Housing Revenue, Driftwood
             Apartments Project, Series 2002, AMT, LOC: U.S. Bank
             2.350% 10/01/24(a)..........................................        2,000
   3,000     Gateway Real Estate Project, Series 2002, AMT, LOC: La Salle
             Bank
             2.350% 10/01/32(a)..........................................        3,000
  10,000   MN Minnesota State Higher Education Facilities Authority
             Revenue, University St. Thomas Project, Series 2004, LOC:
             LaSalle Bank
             2.310% 10/01/29(a)..........................................       10,000
   9,735   MN Minnesota State Housing Finance Agency, Residential Housing
             Finance Project, Series 2002, 1.200% 07/01/21(a)............        9,727
  50,000   MN School Districts Tax & Aid Anticipation Borrowing Program,
             GO, Series 2004A,
             3.000% 09/02/05(a)..........................................       50,304
  10,500   MN St. Paul,
             1.990% 04/01/05(a)..........................................       10,500
  11,670   MN St. Paul Metropolitan Airports Commission Revenue, Series
             2004, AMT, Insured: FGIC
             1.650% 09/03/09(a)(b).......................................       11,670
                                                                            ----------
                                                                                97,201
                                                                            ----------
           MISSISSIPPI -- 0.3%
     300   MS Business Finance Corporation, Trilogy Communications
             Project, Series 1995, AMT, LOC: First Union National Bank
             2.350% 06/01/05(a)(b).......................................          300
  17,325   MS Development Bank Special Obligation, Series 2004,
             Insured: AMBAC
             1.650% 01/01/26(a)(c).......................................       17,325
                                                                            ----------
                                                                                17,625
                                                                            ----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 54

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           MISSOURI -- 1.6%
$  6,090   MO Clay County Public School District No. 3, Series 2004,
             Insured: FSA
             2.320% 03/01/12(a)(b).......................................   $    6,090
  17,000   MO Higher Education Loan Authority Student Loan Reserve,
             Series 1991B, AMT, Insured: MBIA
             2.350% 03/01/20(a)..........................................       17,000
   5,600   MO Industrial Development Authority Multi-Family Housing
             Revenue Crook Creek Apartments II Series 2004A, AMT, LOC:
             LaSalle National Bank
             2.360% 09/01/39(a)(b).......................................        5,600
     750     Series 2004B, AMT, LOC: FHLB
             2.380% 09/01/39(a)(b).......................................          750
   2,000   MO Jefferson County Industrial Development Authority Multi-
             Family Housing Revenue, Sunset Pointe Project, Series 2000,
             AMT, LaSalle Bank
             2.360% 10/01/30(a)..........................................        2,000
  14,000   MO Kansas City Industrial Development Multi-Family Housing
             Revenue Authority, Ethans Apartment Project, Series 2004,
             LOC: Citibank N.A.
             2.310% 02/01/39(a)..........................................       14,000
   1,965   MO Mountain Grove Industrial Development Authority Health Care
             Facility Revenue, Mountain Grove Project, Series 1997, AMT,
             LOC: Wachovia Bank
             2.350% 11/01/13(a)..........................................        1,965
   4,105   MO Nodaway Industrial Development Authority Educational
             Facilities Revenue, Northwest Foundation Inc. Project,
             Series 2002, LOC: U.S. Bank N.A.
             2.350% 11/01/32(a)..........................................        4,105
   4,150   MO St. Charles County Industrial Development Authority Multi-
             Family Housing Revenue, Peine Lakes Apartments Project,
             Series 2004, AMT, LOC: Wachovia Bank N.A.
             2.340% 02/01/39(a)..........................................        4,150
  20,000   MO St. Louis County Industrial Development Authority Multi-
             Family Housing Revenue, General Grant Apartments, Series
             2003, AMT, LOC: U.S. Bank
             2.400% 03/01/38(a)..........................................       20,000


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           MISSOURI -- (CONTINUED)
$  1,500   MO State Development Finance Board Facilities Revenue, St.
             Louis Air Project, Series 2000, LOC: National Bank & Trust
             2.350% 03/01/30(a)..........................................   $    1,500
  20,425     Southeast Missouri State University, Series 2003B, LOC: U.S.
             Bank
             2.270% 10/01/23(a)..........................................       20,425
                                                                            ----------
                                                                                97,585
                                                                            ----------
           MONTANA -- 0.7%
  43,100   MT State Board Investment Resource Recovery Revenue, Colstrip
             Project, Series 1989, AMT, LOC: Dexia Credit Local De France
             2.450% 12/30/15(a)..........................................       43,100
                                                                            ----------
           NEBRASKA -- 0.5%
   6,275   NE Help Incorporated Student Loan Reserve Series 1986A, AMT,
             Insured: MBIA
             2.350% 12/01/16(a)(b).......................................        6,275
   9,695     Series 1986B, AMT, Insured: MBIA
             2.350% 12/01/16(a)(b).......................................        9,695
   8,100     Series 1986C, AMT, Insured: MBIA
             2.350% 12/01/16(a)(b).......................................        8,100
   5,055   NE Lancaster County Industrial Development Revenue, Garner
             Industries, Inc. Project, Series 2000A, AMT,
             LOC: Wells Fargo
             2.430% 11/01/20(a)..........................................        5,055
                                                                            ----------
                                                                                29,125
                                                                            ----------
           NEVADA -- 1.0%
   5,020   NV Clark County Airport Revenue, Series 2004, AMT, Insured:
             FGIC
             2.360% 07/01/22(a)(b).......................................        5,020
  13,900     Subordinated Lien, Series 2001A, AMT, Insured: FGIC
             2.280% 07/01/36(a)..........................................       13,900
   8,000   NV Clark County Industrial Development Revenue, Cogeneration
             Association I Project, Series 1991, AMT, LOC: Canadian
             Imperial Bank of Commerce
             2.400% 11/01/21(a)..........................................        8,000
   2,495   NV Clark County Industrial Development Revenue, Series 2005,
             Insured: FGIC
             2.350% 12/01/12(a)(b).......................................        2,495
  13,425   NV Clark County School District, GO, Series 2003, Insured:
             MBIA
             1.670% 06/15/10(a)(c).......................................       13,425

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           NEVADA -- (CONTINUED)
$ 11,500   NV Director State Department of Business & Industry Pollution
             Control & Revenue, Barrick Goldstrike Mines Project, Series
             1999, AMT, LOC: Royal Bank of Canada
             2.320% 06/01/29(a)..........................................   $   11,500
   4,430   NV Housing Division Multi-Unit Housing Revenue, Studio 3 LP
             Project, Series 1999A, AMT, LOC: U.S. Bank N.A.
             2.300% 10/01/30(a)..........................................        4,430
   3,450   NV Las Vegas, GO, Sewer & Flood Control, Series 2001, Insured:
             FGIC
             5.000% 04/01/05.............................................        3,450
                                                                            ----------
                                                                                62,220
                                                                            ----------
           NEW HAMPSHIRE -- 0.1%
   3,500   NH State Business Finance Authority Exempt Facilities Revenue,
             Waste Management of New Hampshire, Inc. Project, Series
             2000, AMT, LOC: Wachovia Bank N.A.
             2.340% 09/01/12(a)..........................................        3,500
                                                                            ----------
           NEW JERSEY -- 0.8%
  18,545   NJ Camden County Municipal Utilities Authority Sewer Revenue,
             Insured: FGIC
             (d) 09/01/05................................................       18,376
  30,500   NJ Economic Development Authority Revenue,
             Encap Golf Holdings LLC Project, Series 2004, AMT, LOC:
             Wachovia Bank, N.A.
             2.300% 02/01/16(a)..........................................       30,500
                                                                            ----------
                                                                                48,876
                                                                            ----------
           NEW MEXICO -- 1.2%
   5,220   NM Finance Authority State Transition Revenue, Series 2004,
             2.320% 06/15/23(a)(b).......................................        5,220
   5,200   NM Finance Authority, Series 2004, AMT, Insured: GNMA
             FNMA/FHLMC
             2.370% 07/01/08(a)(b).......................................        5,200
  65,000   NM State, Series 2004,
             2.332% 06/30/05(a)(b).......................................       65,000
                                                                            ----------
                                                                                75,420
                                                                            ----------
           NEW YORK -- 3.5%
  27,700   NY Erie County,
             Series 2004, LOC: Citigroup Global Markets
             3.000% 07/13/05.............................................       27,778


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           NEW YORK -- (CONTINUED)
$  8,260   NY Forest City New Rochelle Revenue Certificate, Series 2003,
             LOC: JPMorgan Chase Bank
             2.330% 06/01/11(a)(b).......................................   $    8,260
   3,645   NY Metropolitan Transitional Authority Revenue, Series 1992,
             Insured: AMBAC
             9.10% 7/01/05...............................................        3,710
   5,995     Series 2002, Insured: AMBAC
             2.310% 05/15/10(a)(c).......................................        5,995
   5,275     Series 2003, Insured: AMBAC
             2.310% 11/15/10(a)(b).......................................        5,275
  12,495     Series 2003,
             5.280% 07/01/11(a)(b).......................................       12,495
  11,300   NY Nassau County Interim Financial Authority,
             Series 2001, Insured: AMBAC
             9.323% 05/15/06(a)..........................................       11,300
   4,340   NY New York City, GO, Series 2004, Insured: CIFG
             2.280% 08/15/29(a)..........................................        4,340
   4,400   NY New York City Housing Development Corporation Multi-Family
             Revenue,
             Mortgage First Avenue Development, Series 2002,
             2.270% 10/15/35(a)..........................................        4,400
   3,200     Series 2004, LOC: Citibank N.A.
             2.280% 06/01/36(a)..........................................        3,200
   9,525   NY New York City Industrial Development Agency Civic Facility
             Revenue, Jamaica First Parking LLC Project, Series 2004,
             LOC: JPMorgan Chase Bank
             2.300% 03/01/34(a)..........................................        9,525
  10,000   NY New York City Municipal Water,
             2.130% 07/14/05(a)..........................................       10,000
   1,600   NY New York City Transitional Finance Authority Revenue,
             Series 1998A-2,
             2.230% 11/15/27(a)..........................................        1,600
   8,095     Series 2003, Insured: MBIA
             1.670% 11/01/08(a)(c).......................................        8,095
  40,000   NY New York City,
             2.150% 07/14/05(a)..........................................       40,000
   3,000   NY New York State Housing Finance Agency Revenue, 101 West
             End, Series 1999, AMT, Insured: FNMA
             2.310% 05/15/31(a)..........................................        3,000
   2,265   NY Port Authority, New York & New Jersey, Series 2003, AMT,
             2.360% 12/15/32(a)(b).......................................        2,265
  14,655     Series 2004, Insured: MBIA
             2.300% 05/15/10(a)(b).......................................       14,655
   1,430     Series 2004, Insured: MBIA
             2.330% 11/01/16(a)(b).......................................        1,430

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 56

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           NEW YORK -- (CONTINUED)
$    175   NY Sales Tax Asset Receivable Corporation, Series 2004,
             Insured: MBIA
             2.300% 10/15/29(a)..........................................   $      175
   1,000   NY State Dormitory Authority Revenue, New York University,
             Series 2001, Insured: AMBAC
             5.250% 07/01/05.............................................        1,008
   3,055     School Districts Financing Program, Series 2002E, Insured
             MBIA
             9.000% 10/01/05.............................................        3,159
  15,000     Series 2004, Insured: MBIA
             5.540% 02/01/12(b)..........................................       14,999
   2,000   NY State, GO, Series 2000B, LOC: Dexia Credit Local De France
             1.580% 03/15/30(a)..........................................        2,000
     800   NY State Local Government Assistance Corporation, Series
             1995E, LOC: Landesbank Hessen-Thuringen
             2.180% 04/01/25(a)..........................................          800
  12,130     Series 1995,
             6.000% 04/01/24(a)..........................................       12,372
   2,200   NY State Thruway Authority General Highway & Bridge Trust
             Fund, Series 2004, Insured: MBIA
             2.300% 04/01/12(a)(b).......................................        2,200
     600   NY Westchester County Industrial Development Agency Civil
             Facility Revenue, Westchester Jewish Project, Series 1998,
             LOC: Chase Manhattan Bank
             2.350% 10/01/28(a)(b).......................................          600
                                                                            ----------
                                                                               214,636
                                                                            ----------
           NORTH CAROLINA -- 0.8%
   1,900   NC Agriculture Finance Authority Development Revenue, McGill
             Environment System Project, Series 2003, AMT, LOC: Branch
             Bank & Trust
             2.370% 12/01/15(a)(b).......................................        1,900
   1,800   NC Burke Industrial Facility Pollution Control Revenue, Cox
             Manufacturing Company Project, Series 2003, AMT, LOC: Branch
             Banking & Trust
             2.370% 06/01/24(a)..........................................        1,800
  10,000   NC Capital Facility Finance Agency Revenue, Republic Services,
             Inc. Project, Series 2004, AMT, LOC: SunTrust Bank
             2.320% 07/01/34(a)..........................................       10,000


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           NORTH CAROLINA -- (CONTINUED)
$  2,915   NC Catawba County Industrial Facilities & Pollution Control
             Revenue, Von Drehle Properties, Series 2001, AMT, LOC:
             Branch Banking & Trust 2.370% 12/01/21(a)(b)................   $    2,915
   4,625   NC Davidson County Industrial Pollution Control Revenue,
             Childress Winery Project, Series 2004, AMT,
             2.370% 04/01/26(a)(b).......................................        4,625
   5,190   NC Guilford County Multi-Family Housing Revenue, Brentwood
             Crossings Apartments, Series 2003, AMT LOC: SunTrust
             2.340% 12/01/35(a)..........................................        5,190
   1,495   NC Iredell County Industrial Facilities & Pollution Control
             Financing Authority Revenue, Sullivan Corporation Project,
             Series 1996, AMT, LOC: Bank One Milwaukee N.A.
             2.450% 01/01/11(a)(b).......................................        1,495
   2,000   NC Johnston County Industrial Facilities & Pollution Control
             Finance Authority Revenue, Hamlin Sheet Metal Company,
             Series 1997, AMT, LOC: Branch Banking & Trust
             2.370% 11/01/17(a)..........................................        2,000
   1,785     Autry Mills, Series 1999, AMT, LOC: Branch & Banking Trust
             2.370% 02/01/13(a)..........................................        1,785
   4,640   NC Mecklenburg County Multi-Family Housing Revenue, Barrington
             Oaks Apartments Project, Series 2003, AMT, LOC: SunTrust
             Bank
             2.390% 09/01/35(a)..........................................        4,640
   3,960   NC Rowan County Industrial Facilities Pollution Control
             Financing Authority,
             Fixed Industrial Development PHC LLC Project, Series 1999,
             AMT, LOC: Branch Banking & Trust
             2.370% 03/01/14(a)(b).......................................        3,960
   4,590   NC State Port Authority Exempt Facilities Revenue, Wilmington
             Bulk LLC Project, Series 2001B, AMT, LOC: Branch Bank &
             Trust
             2.370% 09/01/22(a)(b).......................................        4,590
   2,600   NC State Port Authority Exempt Facilities Revenue, Wilmington
             Bulk LLC Project, Series 2001A, AMT, Branch Bank & Trust
             2.370% 09/01/22(a)(b).......................................        2,600
                                                                            ----------
                                                                                47,500
                                                                            ----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           OHIO -- 1.2%
$  4,850   OH Akron Metropolitan Housing Authority, Administration
             Building Project, Series 1998, LOC: Fifth Third Bank
             2.300% 04/01/18(a)(b).......................................   $    4,850
   5,000   OH Bellevue Hospital Facilities Revenue, Bellevue Hospital
             Project, Series 2003, LOC: Fifth Third Bank
             2.190% 08/01/33(a)(b).......................................        5,000
     850   OH Centerville Care Revenue, Behany Lutheran Village Hospital
             Project, Series 1994, LOC: PNC Bank
             2.310% 11/01/13(a)(b).......................................          850
  14,725   OH Columbus Regional Airport Authority Revenue, Series 2004,
             LOC: U.S. Bank N.A.
             2.300% 03/01/34(a)..........................................       14,725
     320   OH Greene County Industrial Development Revenue, FC Ltd. - AFC
             Stamping Project, Series 1995, AMT, LOC: Key Bank N.A.
             2.420% 09/01/16(a)(b).......................................          320
   4,870   OH Hamilton County Health Care Facilities Revenue, Talbert
             Services Income Project, Series 2002, LOC: Fifth Third Bank
             1.820% 07/01/27(a)(b).......................................        4,870
   6,225   OH Kettering Industrial Development Revenue, Series 2002, AMT,
             2.410% 11/01/34(a)(b).......................................        6,225
     995   OH Lucas County Industrial Development Revenue, Dynamic Dies
             Income Project, Series 1997,
             2.440% 07/01/09(a)(b).......................................          995
   1,450   OH Medina Industrial Development Revenue, Destiny Partners
             Project, Series A, AMT, LOC: Fifth Third Bank
             2.260% 09/01/23(a)..........................................        1,450
   2,000   OH Muskingham Watershed Conservancy District, Series 2003,
             LOC: Fifth Third Bank
             2.190% 05/01/23(a)(b).......................................        2,000
   4,700   OH State Air Quality Development Authority Revenue,
             Series 2000, Insured: AMBAC
             2.310% 11/01/20(a)(b).......................................        4,700
   9,000     Series 2004A, AMT, LOC: ABN AMRO BANK N.V.
             2.320% 06/01/24(a)..........................................        9,000
  15,800   OH Toledo Lucas County Port Authority Airport Development
             Revenue, Flight Safety International Inc. Project, Series
             1998-1, AMT,
             2.320% 01/01/18(a)(b).......................................       15,800
                                                                            ----------
                                                                                70,785
                                                                            ----------


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           OKLAHOMA -- 0.5%
$  1,795   OK Claremore Industrial & Redevelopment Authority Revenue,
             Whirlwind Steel Buildings Project, Series 2001, AMT, LOC:
             Chase Manhattan Bank
             2.380% 09/01/16(a)..........................................   $    1,795
  17,000   OK Development Finance Authority Revenue, Conoco Project,
             Series 2002, AMT, LOC: JPMorgan Chase Bank
             2.300% 06/01/37(a)..........................................       17,000
   8,800     Seabrook Farms Inc. Project, Series 1997, AMT, LOC: Bank of
             New York
             2.420% 03/01/27(a)(b).......................................        8,800
   2,385   OK Housing Finance Agency Single Family Revenue, Homeownership
             Loan Program, Series 2001PT-1288, AMT,
             2.370% 09/01/29(a)(c).......................................        2,385
   1,995   OK Industrial Authority Economic Development Revenue, Scott
             Oklahoma Plant LLC Project, Series 2003, AMT, LOC: Fifth
             Third Bank
             2.260% 10/01/23(a)..........................................        1,995
                                                                            ----------
                                                                                31,975
                                                                            ----------
           OREGON -- 1.4%
   4,500   OR Port Portland Special Obligation Revenue,
             Portland Bulk Terminals Project, Series 1999, AMT, LOC:
             Canadian Imperial Bank
             2.350% 10/01/25(a)..........................................        4,500
  20,000     Portland Bulk Terminals LLC Project, Series 1996, AMT, LOC:
             Canadian Imperial Bank
             2.350% 10/01/25(a)..........................................       20,000
   2,000   OR State Economic Development Revenue, KRC Western, Inc.
             Project, Series 1997-178, AMT, LOC: Wachovia Bank
             2.340% 01/01/17(a)(b).......................................        2,000
   1,000     McFarland Cascade Project, Series 1996, AMT, LOC: U.S. Bank
             Of Washington
             2.350% 11/01/16(a)..........................................        1,000

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 58

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           OREGON -- (CONTINUED)
$ 15,000   OR State Housing & Community Services Department Mortgage
             Revenue, Series 2004I, AMT,
             2.280% 07/01/34(a)..........................................   $   15,000
   5,000     Series 2004L,
             2.350% 07/01/35(a)..........................................        5,000
  40,000   OR State,
             Tax Anticipation Notes, Series 2004,
             3.000% 06/30/05(a)..........................................       40,120
                                                                            ----------
                                                                                87,620
                                                                            ----------
           PENNSYLVANIA -- 2.4%
  10,130   PA ABN AMRO Munitops Certificate Trust, Series 2005, Insured:
             FGIC
             2.320% 11/15/12(a)(b).......................................       10,130
  17,000   PA Allegheny County Hospital Development Authority Revenue,
             Series 2003, Insured: MBIA
             1.609% 11/01/23(a)(b).......................................       16,999
   7,800     South Hills Health Care Project, Series 2000A, LOC: PNC
             Bank, N.A.
             1.710% 06/01/30(a)..........................................        7,800
   2,270   PA Authority for Industrial Development Revenue, Goldenberg
             Candy Project, Series 1997, AMT, LOC: Wachovia Bank
             2.380% 01/01/13(a)(b).......................................        2,270
   4,040   PA Dauphin County General Authority Hospital Revenue,
             Northwest Medical Center Project, Series 1995,
             8.625% 10/15/13.............................................        4,255
  26,995   PA Delaware Valley Regional Financial Authority Local
             Government
             Series 2002,
             2.380% 01/01/26(a)(b).......................................       26,995
  12,495     Series 2002,
             2.380% 01/01/14(a)(b).......................................       12,495
             Series 2004, Insured: AMBAC
   4,995     2.380% 07/01/27(a)(b).......................................        4,995
  29,995     2.380% 08/01/28(a)(b).......................................       29,995
     700   PA Economic Development Financing Authority Revenue,
             Pennsylvania Bar Institute Project,
             Series 1996B, AMT, LOC: PNC Bank
             2.310% 04/01/15(a)(b).......................................          700
   3,000     Series 2004,
             2.350% 11/01/21(a)(b).......................................        3,000
   1,240   PA Elk County Industrial Development Authority Revenue,
             Clarion Sintered Metals Project, Series 1998, AMT, PNC Bank
             N.A.
             2.430% 03/01/09(a)(b).......................................        1,240


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           PENNSYLVANIA -- (CONTINUED)
$ 10,320   PA Philadelphia Redevelopment Authority Revenue, Series 2005,
             AMT, Insured: FGIC
             2.330% 04/15/24(a)(b).......................................   $   10,320
   8,200   PA Philadelphia Water & Wastewater Revenue, Series 1993,
             Insured: FGIC
             (d) 06/15/05................................................        8,334
   3,005   PA Westmoreland County Industrial Development Authority
             Revenue, Elizabeth Carbide Die Project, Series 1998A, AMT,
             LOC: National City
             2.390% 10/01/13(a)(b).......................................        3,005
   3,290     Rhodin Enterprises Project, Series 1997, LOC: National City
             Bank N.A.
             2.380% 04/01/17(a)(b).......................................        3,290
                                                                            ----------
                                                                               145,823
                                                                            ----------
           RHODE ISLAND -- 0.0%
   2,180   RI State Industrial Facilities Corporation Industrial
             Development Revenue, Precision Turned Components Project,
             Series 2000, AMT, LOC: Bank of New York
             2.500% 05/01/11(a)..........................................        2,180
                                                                            ----------
           SOUTH CAROLINA -- 2.0%
  19,500   SC Berkeley County Exempt Facility Industrial Revenue, Amoco
             Chemical Company Project, Series 1998,
             2.350% 04/01/28(a)..........................................       19,500
   3,240   SC Charleston County Residential Recovery, Foster Wheeler,
             Series 1997, Insured: AMBAC
             4.950% 01/01/06.............................................        3,301
   5,700   SC Jobs Economic Development Authority, Abraham Industries LLC
             Project, Series 1999, AMT, LOC: PNC Bank N.A.
             2.430% 05/01/14(a)(b).......................................        5,700
   1,800     Banks Construction Company, Series 1999, AMT, LOC: Wachovia
             Bank N.A.
             2.390% 05/01/09(a)..........................................        1,800
  11,250     Giant Cement Holding Inc. Project, Series 2002, AMT, LOC:
             Citibank N.A.
             2.310% 12/01/22(a)..........................................       11,250
   2,390     Kravet Fabrics Inc. Project, Series 1997, AMT, LOC: Bank of
             New York
             2.420% 03/01/12(a)(b).......................................        2,390

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           SOUTH CAROLINA -- (CONTINUED)
$  1,300     Mancor Industries Inc. Project, Series 1999, AMT, LOC: PNC
             Bank N.A.
             2.430% 05/01/14(a)(b).......................................   $    1,300
   1,770     Personal Inc. Project, Series 1998, AMT, LOC: La Salle Bank
             2.370% 04/01/18(a)(b).......................................        1,770
   3,500     Pine River Plastics Inc. Project, Series 2000, AMT, LOC:
             Comerica
             2.390% 3/01/11(a)...........................................        3,500
   5,125     Quoize Inc. Project,
             Series 1996, AMT, LOC: Bank of New York
             2.370% 05/01/16(a)(b).......................................        5,125
   5,355     Raynor USA Southeast Project, Series 2000, AMT, LOC: La
             Salle Bank
             2.370% 05/01/20(a)..........................................        5,355
   1,080     Sargent Metal Fabricators Project, Series 2002, AMT, LOC:
             Branch Banking & Trust
             2.370% 01/01/22(a)(b).......................................        1,080
   2,760     Spartanburg YMCA Project,
             Series 1996, AMT, LOC: First Union National Bank
             2.390% 06/01/18(a)(b).......................................        2,760
   1,500     Titan Wheel International Inc. Project, Series 1995, AMT,
             LOC: LaSalle Bank
             2.370% 02/01/10(a)..........................................        1,500
   5,000     Waste Management South Carolina Project, Series 2003, AMT,
             LOC: Wachovia Bank
             2.340% 07/01/24(a)..........................................        5,000
   3,000   SC Kershaw County Industrial Development Revenue, DeRoyal
             Textiles Inc. Project, Series 1994, AMT, LOC: SunTrust Bank
             of Nashville
             2.340% 12/01/07(a)(b).......................................        3,000
  22,850   SC Piedmont Municipal Power Agency, Series 2004, Insured: MBIA
             2.300% 01/01/34(a)..........................................       22,850
   2,844   SC State Housing Finance & Development Authority Multi-Family
             Revenue,
             Oakfield Housing Project, Series 2004, AMT, LOC: National
             Bank of South Carolina
             2.430% 10/01/25(a)..........................................        2,844
   7,410     Rental Housing Spring Grove Project, Series 2000, LOC:
             SunTrust Bank
             2.340% 12/01/34(a)..........................................        7,410


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           SOUTH CAROLINA -- (CONTINUED)
$ 12,845   SC Transportation Infrastructure Bank Revenue, Series 2004,
             AMT, Insured: AMBAC
             2.320% 04/01/12(a)(b).......................................   $   12,845
                                                                            ----------
                                                                               120,280
                                                                            ----------
           SOUTH DAKOTA -- 0.1%
     300   SD Economic Development Financing Authority Industrial
             Development Revenue, Lomar Development Company Project,
             Series 1996B, AMT, LOC: U.S. Bank N.A.
             2.500% 08/01/08(a)(b).......................................          300
   8,030   SD State Housing Development Financing Authority Industrial
             Development Revenue, Series 1998PT-168 AMT,
             2.370% 05/01/27(a)(b).......................................        8,030
                                                                            ----------
                                                                                 8,330
                                                                            ----------
           TENNESSEE -- 3.8%
   4,100   TN Blount County Industrial Development Board Industrial
             Development Revenue, Arrowhead Partners LP Project, Series
             2003, AMT, LOC: SunTrust Bank
             2.390% 12/01/13(a)..........................................        4,100
     900   TN Cumberland County Industrial Development Board Industrial
             Development Revenue, Dalbar Products Inc. Project, Series
             1997, AMT, LOC: PNC Bank
             2.430% 07/01/12(a)(b).......................................          900
   6,005   TN Franklin County Health & Educational Facilities, University
             of the South Project, Series 1998B, LOC: AmSouth Bank of
             Alabama
             2.320% 09/01/18(a)..........................................        6,005
 124,875   TN Housing Development Agency, Various Single Family Mortgage,
             Series 2004, AMT,
             2.525% 12/08/05(a)..........................................      124,875
   7,030   TN Knox County First Utility District Water & Sewer Revenue,
             Series 2003, LOC: AmSouth Bank
             2.400% 12/01/10(a)..........................................        7,030
   2,090   TN Knox County Health Educational & Housing Facilities Board,
             Series 2002C, Insured: MBIA
             5.000% 01/01/06.............................................        2,129
   5,350   TN Memphis Health Educational & Housing Facilities Board
             Revenue, Springdale Creek Apartments Project, Series 2003A,
             AMT, LOC: First Tennessee
             2.550% 01/01/35(a)(b).......................................        5,350

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 60

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           TENNESSEE -- (CONTINUED)
           TN Memphis,
$ 25,000     2.070% 07/13/05(a)..........................................   $   25,000
   4,000     2.200% 07/13/05(a)..........................................        4,000
   9,400   TN Metropolitan Government Nashville & Davidson County Health
             & Facilities Board Revenue,
             Multi-Family Housing Alta Lake, Series 2003, LOC: Wachovia
             Bank
             2.340% 12/01/43(a)..........................................        9,400
   1,000   TN Metropolitan Government Nashville & Davidson County Health
             & Educational Facilities Board Revenue, Multi-Family Housing
             Wedgewood, Series 2004A,
             2.310% 06/01/34(a)..........................................        1,000
   4,300     Vanderbilt University, Series 2002B,
             2.320% 10/01/32(a)..........................................        4,300
   5,095     Rodgers/Welch Venture Project, Series 1989,
             2.300% 12/01/14(a)(b).......................................        5,095
   3,010   TN Shelby County Health Educational & Housing Facilities Board
             Multi-Family Housing Revenue, Flag Manor Project, Series
             1995, AMT,
             2.330% 01/01/23(a)(b).......................................        3,010
   2,700     Multi-Family Housing Revenue, Spring Creek Apartments,
             Series 2003A, AMT,
             2.550% 12/01/20(a)(b).......................................        2,700
   1,000   TN Springfield Industrial Development Board Revenue, All
             American Homes of Tennessee Project, Series 1994, AMT, LOC:
             Bank One of Michigan N.A.
             2.450% 11/01/09(a)(b).......................................        1,000
   5,000   TN Sullivan County Industrial Development Board Revenue,
             Modern Forge Company Project, Series 1990, AMT, LOC:
             Northern Trust
             2.380% 07/01/10(a)(b).......................................        5,000
   3,000   TN Union County Industrial Development Board, Cooper Container
             Corporation Project, Series 2004, LOC: SunTrust
             2.340% 12/01/14(a)..........................................        3,000
  19,500     Vanderbilt University
             1.900% 04/14/05(a)..........................................       19,500
                                                                            ----------
                                                                               233,394
                                                                            ----------


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           TEXAS -- 17.2%
$ 17,500   TX (North) Higher Education Authority Inc. Student Loan
             Revenue,
             Series 1996A, AMT, Insured: AMBAC
             2.280% 04/01/36(a)..........................................   $   17,500
  70,000     Series 2005A, AMT, Insured: AMBAC
             2.280% 12/01/39(a)..........................................       70,000
   4,300   TX Allen Independent School District, Series 2005, Insured:
             MBIA
             2.320% 02/15/13(a)(b).......................................        4,300
   3,300   TX Bell County Health Facilities Development Corporation
             Revenue, Hospital Scott & White, Series 2001-1, Insured:
             MBIA
             2.300% 08/15/31(a)..........................................        3,300
     900   TX Bell County Industrial Development Corporation Industrial
             Development Revenue, Metal Sales Manufacturing Corporation
             Project, Series 1998, AMT, LOC: Firstar Bank N.A.
             2.430% 08/01/08(a)(b).......................................          900
  10,375   TX Bexar Housing Finance Corporation Multi-Family Housing
             Revenue, Perrin Park Apartment Project, Series 1996, LOC:
             Northern Trust Company
             2.430% 06/01/28(a)..........................................       10,375
   2,630   TX Boerne Independent School District, Series 2005,
             2.320% 02/01/11(a)(b).......................................        2,630
  10,245   TX Brazos County Housing Finance Corporation Single Family
             Mortgage Revenue, Series 2005, AMT, Insured: FGIC
             2.370% 03/01/11(a)(b).......................................       10,245
  17,000   TX Brazos River Authority Pollution Control Revenue,
             Series 2001, LOC: Wachovia Bank N.A.
             2.350% 10/01/30(a)..........................................       17,000
  23,730     Txu Energy Company Project, Series 2002A, AMT
             2.350% 05/01/37(a)..........................................       23,730
   6,500   TX Bridgeport Independent School District, Series 2004,
             2.320% 08/15/08(a)(b).......................................        6,500
  26,500   TX Calhoun County Navigation Industrial Development Authority,
             GO, Port Revenue British Petroleum Company Series 1998, AMT
             2.350% 01/01/24(a)..........................................       26,500

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           TEXAS -- (CONTINUED)
$ 11,860   TX Capital Industrial Development Corporation Solid Waste
             Disposal Revenue, Texas Disposal Systems Inc. Project,
             Series 2001, AMT, LOC: JPMorgan Chase Bank
             2.350% 05/01/16(a)..........................................   $   11,860
   5,220   TX Corsicana Independent School District, Series 2004,
             2.320% 02/15/24(a)(b).......................................        5,220
  15,000   TX Dallas Area Rapid Transit,
             1.950% 04/04/05(a)..........................................       15,000
  16,180   TX Dallas Fort Worth International Airport Facility Revenue,
             Flight Safety Inc. Project, Series 1999, AMT,
             2.320% 07/01/32(a)..........................................       16,180
   9,840     Series 2003, AMT,
             2.370% 05/01/11(a)(c).......................................        9,840
   3,000     Series 2004, AMT,
             2.360% 11/01/33(a)(b).......................................        3,000
   4,800   TX Dallas Housing Finance Corporation Multi-Family Housing
             Revenue, Cherry Crest Villas Apartments, Series 2005, AMT,
             LOC: Wachovia Bank
             2.390% 03/01/38(a)..........................................        4,800
   8,000     The Masters Apartments Project, Series 2004, AMT, Insured:
             FNMA
             2.350% 07/15/37(a)..........................................        8,000
  58,552   TX Department of Housing
             1.950% 04/07/05(a)..........................................       58,552
   8,185   TX El Paso Housing Finance Corporation Multi-Family Housing
             Revenue, VIVA Apartments Project, Series 1993, AMT,
             2.450% 09/01/23(a)(b).......................................        8,185
   3,682   TX Galveston County Housing Finance Corporation Single Family
             Mortgage Revenue, Series 2004A, AMT,
             2.680% 12/01/37(a)..........................................        3,682
   6,900   TX Garland Housing Finance Corporation Multi-Family Housing
             Revenue, Primrose At Crist Apartments, Series 2005, LOC:
             Wachovia Bank
             2.390% 03/01/38(a)..........................................        6,900
  22,700   TX Gulf Coast Waste Disposal Authority Environmental
             Facilities Revenue, Amoco Oil Company Project, Series 1997,
             AMT,
             2.350% 01/01/26(a)..........................................       22,700
  11,400     Pollution Control Revenue, Amoco Oil Company Project, Series
             1994, AMT,
             2.350% 06/01/24(a)..........................................       11,400


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           TEXAS -- (CONTINUED)
$ 34,700     Solid Waste Disposal Revenue, Amoco Oil Company Project,
             Series 1995, AMT, 2.350% 07/01/27(a)........................   $   34,700
  27,200   TX Gulf Coast Waste Disposal, Environmental Facilities
             Authority Revenue, Exxon Mobile Project, Series 2002, AMT,
             2.350% 05/01/23(a)..........................................       27,200
   2,550   TX Harris County Health Facility Development Corporation
             Revenue, Blood Center Gulf Coast Regional, Series 1992, LOC:
             JP Morgan Chase & Company,
             2.350% 04/01/17(a)..........................................        2,550
   4,035   TX Hays Conservancy, Independent School District, Series 2005,
             2.320% 08/15/26(a)(b).......................................        4,035
   8,767   TX Heart Of Texas Housing Finance Corporation, Series 2002A
             AMT,
             2.530% 06/01/05(a)..........................................        8,767
   1,270   TX Hillsboro Industrial Development Corporation Revenue,
             Lamcraft LP Project, Series 1997, AMT, LOC: First Commercial
             Bank
             2.570% 07/01/13(a)(b).......................................        1,270
   9,900   TX Houston,
             1.940% 04/01/05(a)..........................................        9,900
   7,900   TX Houston Airport Systems Revenue, Series 1998B, AMT,
             Insured: FGIC
             5.000% 07/01/05.............................................        7,964
   2,930     Sub-Lien: 1998A, Insured: FGIC
             6.000% 07/01/05.............................................        2,957
   4,850   TX Houston Eagle,
             Series 2004A, Insured: MBIA 2.320% 03/01/08(a)(b)...........        4,850
  15,085   TX Houston,
             GO, Series 2004, Insured: FSA
             2.320% 09/01/09(a)(b).......................................       15,085
   3,500   TX Houston Housing Financial Corporation, Series 2004, AMT,
             Insured: FNMA
             2.350% 04/15/37(a)..........................................        3,500
  15,000   TX Houston,
             2.040% 06/01/05(a)..........................................       15,000
   5,215   TX Houston Utility Systems Revenue, Series 2004, Insured: FGIC
             2.320% 05/15/12(a)(b).......................................        5,215
   5,705     Insured: MBIA
             2.320% 05/15/14(a)(b).......................................        5,705
   7,315     Series 2004, Insured: MBIA
             2.320% 05/15/28(a)(b).......................................        7,315
   5,600   TX Klein Independent School District, GO, Series 2004,
             2.320% 08/15/23(a)(b).......................................        5,600

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 62

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           TEXAS -- (CONTINUED)
$  3,970   TX Lewisville Independent School District, GO, Series 2004,
             2.320% 08/15/08(a)(b).......................................   $    3,970
   1,895   TX Lower Colorado River Authority Transmission Contract
             Revenue, Series 2003, Insured: AMBAC
             2.320% 05/15/22(a)(b).......................................        1,895
   2,900   TX Mansfield Industrial Development Corporation Revenue,
             Texas, Inc. Project, Series 1986, AMT, LOC: Bank One Texas
             N.A.
             2.350% 11/01/26(a)..........................................        2,900
   7,500   TX Montgomery Housing Finance Corporation Multi-Family Housing
             Revenue, Park at Woodline Town Homes, Series 2005, AMT, LOC:
             Citibank N.A.
             2.390% 02/01/38(a)..........................................        7,500
   4,620   TX Northside Independent School District, GO, Series 2004,
             2.320% 02/15/22(a)(b).......................................        4,620
   1,200   TX Nueces County Health Facilities Development Corporation
             Revenue, Driscoll Foundation Children's Hospital Project,
             Series 1985, LOC: Bank of Texas N.A.
             2.300% 07/01/15(a)..........................................        1,200
   6,060   TX Panhandle Regional Housing Financing,
             Series 2002, AMT,
             2.410% 09/01/14(a)(b).......................................        6,060
  20,000   TX Panhandler Plain Higher Education Authority, Series 1992A,
             Insured: MBIA
             2.330% 06/01/21(a)..........................................       20,000
   3,975   TX Plano Independent School District, GO, Series 2004,
             2.320% 02/15/18(a)(b).......................................        3,975
  19,500   TX Public Finance Authority,
             1.980% 05/06/05(a)..........................................       19,500
  10,000   TX Public Finance,
             1.950% 04/06/05(a)..........................................       10,000
  15,000     1.990% 05/10/05(a)..........................................       15,000
   5,550     2.130% 07/13/05(a)..........................................        5,550
   4,080   TX San Antonio Airport System Revenue, Series 2001, AMT,
             Insured: FSA
             5.500% 07/01/05(a)..........................................        4,118
   8,010   TX San Antonio Educational Facilities Corporation Revenue,
             University Incarnate Word Project, Series 2001, LOC: Bank
             One N.A.
             2.380% 12/01/21(a)..........................................        8,010
   9,775   TX San Antonio Water Revenue,
             Series 2003A, Insured: MBIA
             2.270% 05/15/33(a)..........................................        9,775


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           TEXAS -- (CONTINUED)
$  7,140   TX Southeast Housing Finance Corporation, Multi-Family Housing
             Revenue, Rosemont at Garth Apartments, Series 2005, AMT,
             LOC: Wachovia Bank N.A.
             2.390% 03/01/38(a)..........................................   $    7,140
   8,500   TX Spring Independent School District, Series 2005, Insured:
             FGIC
             2.320% 08/15/12(a)(b).......................................        8,500
   4,400   TX State Department Housing & Community Affairs, Multi-Family
             Revenue, Series 2002, AMT,
             2.410% 12/01/40(a)(b).......................................        4,400
  18,000     Single Family Revenue, Series 2004, AMT,
             1.950% 09/01/37(a)..........................................       18,000
   9,520   TX State, GO, College Student Loan, Series 2004, AMT,
             1.970% 02/01/11(a)..........................................        9,520
  49,265     Veterans Housing Assist Project, Series 2003, AMT,
             2.320% 06/01/34(a)..........................................       49,265
   8,300   TX State Housing & Community Affairs Single Family Revenue,
             Series 2004, AMT, Insured: FSA
             2.350% 03/01/35(a)..........................................        8,300
  33,725   TX State Tax Revenue Anticipation Notes, Series 2004D,
             2.270% 08/31/05(a)(b).......................................       33,725
 140,000     Series 2004,
             3.000% 08/31/05.............................................      140,790
   6,700   TX Travis County Housing Finance Corporation Multi-Family
             Housing Revenue, Rosemont at Old Manor Apartments, Series
             2004, AMT, Insured: FNMA
             2.350% 08/15/37(a)..........................................        6,700
   4,605   TX Travis County Housing Finance Corporation Single Family
             Mortgage Revenue, Series 2001, Insured: GNMA,
             2.370% 09/01/18(a)..........................................        4,605
   7,500   TX Turnpike Authority, Central Texas Turnpike System Revenue,
             Series 2004, Insured: AMBAC
             2.400% 08/15/23(a)(b).......................................        7,500
  80,000   TX University of Texas, Permanent University Fund, Series
             2005A,
             3.500% 10/05/05.............................................       80,574
   6,510   TX Wylie Independent School District, Series 2004,
             2.320% 08/15/08(a)(b).......................................        6,510
                                                                            ----------
                                                                             1,049,514
                                                                            ----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           UTAH -- 4.6%
$  5,900   UT Associated Municipal Power Systems Revenue, Capital Apprec-
             Ref Hunter Project, Series 1992, Insured: AMBAC (d)
             07/01/05....................................................   $    5,873
   5,325   UT Central Water Conservancy District, Series 2004, Insured:
             AMBAC
             2.320% 04/01/22(a)(b).......................................        5,325
  16,175   UT Housing Corporation Single Family Mortgage Revenue,
             Series 2001B, AMT,
             2.320% 07/01/32(a)..........................................       16,175
   8,595     Series 2002A-1, AMT,
             LOC: Westdeutsche Landesbank Girozentrale
             2.320% 07/01/33(a)..........................................        8,595
   9,095     Series 2002C-2, AMT,
             2.320% 07/01/33(a)..........................................        9,095
   8,950     Series 2004C-I, AMT,
             2.320% 07/01/35(a)..........................................        8,950
  14,060     Series 2004F, AMT,
             1.500% 01/01/36(a)..........................................       14,060
   4,300     Series 2004H-1, AMT,
             2.320% 01/01/36(a)..........................................        4,300
   7,200     Series 2005B, AMT,
             (d) 07/01/36................................................        7,200
  10,200     Series 2005I,
             2.350% 07/01/36(a)..........................................       10,200
  25,320     Series 2005,
             2.320% 07/01/35(a)..........................................       25,320
   9,720     Series 204A-I, AMT,
             2.320% 07/01/35(a)..........................................        9,720
  16,560     Series 2004G-I, AMT,
             2.320% 01/01/36(a)..........................................       16,560
  13,800     Series 2004D-I, AMT,
             2.320% 07/01/35(a)..........................................       13,800
   3,200   UT Murray City Industrial Development Revenue, Hunter Douglas
             Real Property Project, Series 1994, AMT, LOC: ABN-AMBRO Bank
             N.V.
             2.340% 09/01/14(a)(b).......................................        3,200
   1,300     Zvex Project, Series 1996, AM, LOC: Bank One Arizona
             2.450% 10/01/16(a)(b).......................................        1,300
   3,730   UT Salt Lake City Industrial Development Revenue, Spring Air
             Project, Series 2003, AMT,
             2.350% 07/01/23(a)..........................................        3,730
  20,000   UT State Board Regents Student Loan Revenue, Series 1993A,
             AMT,
             LOC: DEPFA Bank
             2.280% 11/01/23(a)..........................................       20,000
  35,000     Series 1995, AMT, Insured: AMBAC
             2.280% 11/01/25(a)..........................................       35,000
  38,500     Series 1996Q, AMT, Insured: AMBAC
             2.280% 11/01/31(a)..........................................       38,500


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           UTAH -- (CONTINUED)
$ 12,400   UT State Building Ownership Authority Lease Revenue
             Series 1998B, Insured: FSA
             (d) 05/15/05................................................   $   12,369
   9,995   UT State Housing Corporation Single Family Mortgage Revenue
             Series 2002C-2, AMT,
             2.320% 07/01/31(a)..........................................        9,995
   3,100   UT Tooele City Industrial Development Revenue
             Encon Utah Project, Series 2002A AMT, LOC: U.S. Bank N.A.
             2.350% 10/01/22(a)..........................................        3,100
   1,000   UT West Jordan Industrial Development Revenue
             Vesper Corporation Project, Series 1994A, AMT,
             LOC: PNC Bank
             2.430% 04/01/14(a)..........................................        1,000
                                                                            ----------
                                                                               283,367
                                                                            ----------
           VERMONT -- 0.2%
  13,000   VT Industrial Development Authority Revenue, Ryegate Wood
             Energy Company Project, Series 1990, AMT,
             LOC: ABN AMRO Bank N.V.
             2.360% 12/01/15(a)..........................................       13,000
                                                                            ----------
           VIRGINIA -- 0.6%
  11,730   VA Fairfax County Series 2004A,
             Insured: State Aid Withholding
             2.000% 04/01/05(a)..........................................       11,730
   4,500   VA Fredericksburg Industrial Development Authority Multi-
             Family Housing Revenue
             Forest Village Apartments Project, Series 2001A-1, AMT, LOC:
             SunTrust
             2.340% 01/01/33(a)..........................................        4,500
   4,325   VA Madison County Industrial Development Revenue, Madison Wood
             Preservers Project, Series 1998, AMT LOC: Wachovia Bank of
             North Carolina
             2.340% 06/01/13(a)(b).......................................        4,325
   9,250   VA Prince William County Industrial Development Revenue
             Economic Revenue, Dale Scott Corporation Project, Series
             2001, AMT, LOC: First Union National Bank
             2.340% 12/01/21(a)..........................................        9,250

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 64

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           VIRGINIA -- (CONTINUED)
$  4,000     Second Development LLC Project,
             LOC: Wells Fargo Bank N.A.
             2.390% 08/01/19(a)..........................................   $    4,000
                                                                            ----------
                                                                                33,805
                                                                            ----------
           WASHINGTON -- 1.9%
   1,345   WA Goat Hill Properties, Washington Lease Revenue, ROCS
             Railroad II R 2173, Series 2005, Insured: MBIA
             2.320% 12/01/23(a)(b).......................................        1,345
   4,190   WA Central, Washington University, Series 2004, Insured: FGIC
             2.320% 05/01/21(a)(b).......................................        4,190
   6,260   WA King County Director Association, Series 2004-5, (d)
             04/22/05....................................................        6,252
   3,370   WA King County Housing Authority Revenue, Auburn Court
             Apartments Project, Series 1997, AMT, LOC: U.S. Bank N.A.
             2.350% 12/01/27(a)..........................................        3,370
   5,595   WA King County Sewer Revenue, Series 2003, Insured: FGIC
             2.320% 01/01/20(a)(b).......................................        5,595
  10,000   WA Metropolitan
             2.050% 04/11/05(a)..........................................       10,000
   3,120   WA Motor Vehicle Fuel Tax, Series 1995D,
             7.000% 09/01/05.............................................        3,181
   2,000   WA Pierce County Economic Development, McFarland Cascade
             Project, Series 1996, AMT, LOC: U.S. Bank N.A.
             2.350% 12/01/17(a)..........................................        2,000
   1,000   WA Port of Seattle Revenue,
             Series 2005, AMT, Insured: FGIC
             2.360% 04/01/16(a)(b).......................................        1,000
   4,320     Series 2003, AMT, Insured: MBIA
             1.660% 07/01/11(a)(c).......................................        4,320
   2,490   WA Seattle Housing Authority Revenue Lower Income Housing
             Assistance Revenue, Bayview Manor Project, Series 1994B,
             LOC: U.S. Bank Of Washington
             2.350% 05/01/19(a)..........................................        2,490
  11,250     Rainier Vista Project, Phase I,
             Series 2003, LOC: Key
             Bank N.A.
             2.350% 12/01/36(a)..........................................       11,250
   5,135   WA State, GO, Series 2003, Insured: FSA
             2.320% 07/01/19(a)(b).......................................        5,135


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           WASHINGTON -- (CONTINUED)
$ 13,600   WA State Housing Finance Commission Multi-Family Housing
             Revenue, Mallard Lakes Apartment Projects, Series 2002A,
             AMT,
             2.350% 05/15/35(a)..........................................   $   13,600
   5,240     Pacific Crest Apartments Project, Series 1995, AMT, LOC:
             Bank of America
             2.410% 04/01/34(a)(b).......................................        5,240
   1,950     Sisters of Providence Project, Series 1995, AMT,
             2.350% 12/01/15(a)..........................................        1,950
   8,300     Multi-Family Mortgage Revenue, Inglebrook Court Project,
             Series 1995, AMT,
             2.350% 07/01/25(a)..........................................        8,300
   4,525     Columbia Heights Project, Series 2004A, LOC: Wells Fargo
             Bank N.A.
             2.360% 10/01/39(a)..........................................        4,525
   1,350     Pacific Inn Apartments Project, Series 1996A, AMT, LOC: U.S.
             Bank N.A.
             2.350% 05/01/28(a)..........................................        1,350
   2,885     Rosemont Apartments Projects, Series 2003A, AMT, LOC: Umpua
             Bank, LOC: Bank of the West
             2.370% 10/01/36(a)..........................................        2,885
   2,000     Sherwood Springs Apartments Project, Series 1997A, AMT, LOC:
             U.S. Bank N.A.
             2.350% 09/01/27(a)..........................................        2,000
   6,000   WA State Public Power Supply System, Nuclear Project No. 3
             Revenue, Series 1990, Insured: MBIA
             (d) 07/01/05................................................        5,976
   2,935   WA State, Series 2005D, Insured: FSA
             3.000% 01/01/06.............................................        2,949
   6,085   WA Tacoma Convention Center & Parking Revenue, Series 2004,
             Insured: MBIA
             2.320% 12/01/24(a)(b).......................................        6,085
                                                                            ----------
                                                                               114,988
                                                                            ----------
           WEST VIRGINIA -- 0.6%
   7,435   WV Beckley Revenue Refunding, Beckley Water Company Project,
             Series 2003, AMT, LOC: Bank One West Virginia
             2.450% 10/01/16(a)(b).......................................        7,435
  11,175   WV Harrison County Board of Education, Series 2001-05,
             2.530% 05/01/07(a)(b).......................................       11,175

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           WEST VIRGINIA -- (CONTINUED)
$  1,300   WV Marion County Commission Solid Waste Disposal Facility
             Revenue, Grantown Project, Series 1990C, AMT, LOC: National
             Westminster
             2.300% 10/01/17(a)..........................................   $    1,300
   1,000   WV Mercer County Industrial Development Revenue, Noland
             Company Project, Series 2006, LOC: First National Bank
             2.530% 05/01/06(a)(b).......................................        1,000
   7,055   WV Pleasants County Commission Industrial Development Revenue,
             Simex Inc. Building Project, Series 1999, LOC: PNC Bank N.A.
             2.430% 12/01/19(a)(b).......................................        7,055
   2,555   WV Public Energy Authority Revenue, Morgantown Energy Project,
             Series 1998, AMT, Insured: FSA
             2.380% 07/01/08(a)(b).......................................        2,555
   5,000   WV Putnam County Solid Waste Disposal Revenue, Toyota Motor
             Manufacturing Project, Series 2000A AMT,
             2.310% 04/01/30(a)..........................................        5,000
   2,350   WV State University Revenue, Series 2004, Insured: FGIC
             2.320% 10/01/24(a)(b).......................................        2,350
                                                                            ----------
                                                                                37,870
                                                                            ----------
           WISCONSIN -- 2.1%
  10,000   WI Housing & Economic Development Authority,
             Home Ownership Revenue, Series 2004A AMT,
             2.280% 09/01/22(a)..........................................       10,000
  10,000     2.280% 09/01/28(a)..........................................       10,000
  18,000     2.280% 03/01/35.............................................       18,000
             Series 2004E AMT,
  18,000     2.280% 09/01/35(a)..........................................       18,000
   3,790     Housing Revenue, Series 2004A, AMT Insured MBIA
             2.280% 05/01/32(a)..........................................        3,790
   3,135   WI Marathon City Redevelopment Authority Industrial
             Development Revenue, Maratech Calvin Frost Project, Series
             2003, AMT, LOC: Fifth Third Bank
             2.260% 10/01/35(a)..........................................        3,135
   2,940   WI Menomonee Falls Industrial Development Revenue, Series
             1994, LOC: Bank One Milwaukee N.A.
             2.450% 09/01/14(a)(b).......................................        2,940


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           WISCONSIN -- (CONTINUED)
$  1,500   WI Oconomowoc Community Development Authority Multi-Family
             Revenue, Series 2004, LOC: LaSalle Bank N.A.
             2.390% 12/01/44(a)..........................................   $    1,500
   1,300   WI Oconto Industrial Development Revenue, Unlimited Services
             of Wisconsin Project, Series 2000, AMT, LOC: Bank One
             Wisconsin
             2.500% 11/01/12(a)(b).......................................        1,300
     800   WI Park Falls Industrial Development Revenue, Weather Shield
             Project, Series 2000, AMT, LOC: Bank One Wisconsin
             2.450% 08/01/20(a)(b).......................................          800
     800   WI Pewaukee Industrial Development Revenue, Gunner Press &
             Finishing Project, Series 2000, AMT, LOC: Bank One Wisconsin
             2.450% 09/01/20(a)(b).......................................          800
   2,800   WI Pleasant Prairie Industrial Development Revenue, Series
             1995, AMT, LOC: American National Bank & Trust
             2.350% 02/01/22(a)..........................................        2,800
   2,000   WI Saukville Village Community Development Authority
             Industrial Development Revenue, Calibre Inc. Project, Series
             2004, AMT, LOC: U.S. Bank N.A.
             2.440% 09/01/29(a)..........................................        2,000
  12,000   WI School Districts Cash Flow Management Program, Certificates
             of Participation, Series 2004A-1, LOC: U.S. Bank
             3.000% 09/20/05(a)..........................................       12,073
   3,400   WI Sheboygan Industrial Development Revenue, Subco Foods of
             Wisconsin, Series 2002, AMT, LOC: National Bank & Trust
             2.580% 08/01/12(a)(b).......................................        3,400
   3,475   WI State, GO, Series 2004, Insured: FSA
             2.320% 05/01/10(a)(b).......................................        3,475
  17,160   WI State Health & Educational Facilities Authority Revenue,
             Series 2003, Insured: MBIA
             2.150% 08/15/19(a)(c).......................................       17,160
   5,000     2.320% 08/15/23(a)(b).......................................        5,000
   9,700   WI West Allis Revenue, State Fair Park Exposition Center
             Project, Series 2001, LOC: First Star N.A.
             2.350% 08/01/28(a)..........................................        9,700

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 66

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005



  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           WISCONSIN -- (CONTINUED)
$  3,500   WI Whitewater Industrial Development Revenue, Husco
             International Incorporate Project, Series 1997, AMT, LOC:
             LaSalle Bank
             2.370% 12/01/12(a)..........................................   $    3,500
                                                                            ----------
                                                                               129,373
                                                                            ----------
           WYOMING -- 0.2%
  10,000   WY State Education Fund Tax & Revenue Anticipation Notes,
             Series 2004,
             3.000% 06/24/05(a)..........................................       10,021
                                                                            ----------
           TOTAL MUNICIPAL BONDS AND NOTES
             (Cost $6,111,883)...........................................    6,111,883
                                                                            ----------
           VARIABLE RATE DEMAND NOTES(E) -- 0.2%
   2,660   Puttable Floating Option Tax-Exempt Receipts
             2.430% 08/01/28(b)..........................................        2,660
  13,390   Puttable Floating Option Tax-Exempt Receipts
             2.430% 09/01/26(b)..........................................       13,390
                                                                            ----------
           TOTAL VARIABLE RATE DEMAND NOTES
             (Cost $16,050)..............................................       16,050
                                                                            ----------
           TOTAL INVESTMENTS
             (Cost $6,127,933)(f)..............................     100.2%   6,127,933
                                                                            ----------
           OTHER ASSETS AND LIABILITIES (NET)..................      (0.2)%    (14,562)
                                                                            ----------
           NET ASSETS..........................................     100.0%  $6,113,371
                                                                            ==========

---------------

Notes to Investment Portfolio:

(a)
  Variable rate security. The interest rate shown reflects the rate as of March 31, 2005.

(b)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $1,256,529, which represents 20.6% of net assets.

(c)
  Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Fund has valued the investment. Illiquid securities are valued at amortized cost, which approximates the fair market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. At March 31, 2005, these securities amounted to $131,704, which represents 2.2% of net assets. (See Note 6)

(d)
  Zero coupon bond.

(e)
  Variable rate demand note. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rate changes periodically and the interest rate shown reflects the rate as of March 31, 2005.

 (f)
  Cost for federal income tax purposes is $6,127,933. See Note 5 for additional information.

ABBREVIATIONS:

AMBAC  --   Ambac Assurance Corp.
AMT    --   Alternative Minimum Tax
FGIC   --   Financial Guaranty Insurance Co.
FHLB   --   Federal Home Loan Bank
FNMA   --   Federal National Mortgage Association
FSA    --   Financial Security Assurance, Inc.
GNMA   --   Government National Mortgage Co.
GO     --   General Obligation
IDR    --   Industrial Development Revenue
MBIA   --   MBIA Insurance Corp.
LOC    --   Letter of Credit
ROCS   --   Reset Option Certificates

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 97.9%
            ALABAMA -- 1.9%
$   8,345   AL ASMS Mobile Public Educational Building Authority Revenue,
              Alabama High School Math & Science Foundation Project,
              Series 1997, LOC: AmSouth Bank of Alabama
              2.350% 07/01/22(a)..........................................   $    8,345
    7,295   AL Birmingham Medical Clinic Board Revenue, University of
              Alabama Health Services Foundation Project, Series 2001A,
              LOC: Columbus Bank & Trust
              2.430% 03/01/31(a)(b).......................................        7,295
    2,065   AL Foley Public Park & Recreation Board Revenue, YMCA Project,
              Series 2002,
              2.330% 10/01/22(a)..........................................        2,065
   31,800   AL Montgomery Industrial Development Board Pollution Control
              Revenue, GO, Unlimited Warrants Refunding, Series 2003,
              Insured: AMBAC
              2.240% 09/15/06(a)..........................................       31,799
    5,600   AL Tuscaloosa County Education Board, Special Tax Anticipation
              Warrants, Series 2003, LOC: Regions Bank
              2.300% 02/01/16(a)..........................................        5,600
    4,890   AL University of Southern Alabama Revenue, PUTTERS, Series
              640,
              2.320% 03/15/12(a)(b).......................................        4,890
    1,800   AL Vestavia Hills, Series 2004B,
              2.380% 02/01/24(a)..........................................        1,800
                                                                             ----------
                                                                                 61,794
                                                                             ----------
            ALASKA -- 0.7%
    5,880   AK Scottsboro Solid Waste Disposal Authority Revenue, Series
              2003, LOC: Regions Bank
              2.310% 11/01/18(a)..........................................        5,880
    9,995   AK State Housing Finance Corp.
              Series 1998, Insured: MBIA
              2.320% 12/01/19(a)(b).......................................        9,995
    6,295     Series 2005-703, Insured: FGIC
              2.320% 12/01/12(a)(b).......................................        6,295
                                                                             ----------
                                                                                 22,170
                                                                             ----------
            ARIZONA -- 1.0%
    8,000   AZ Phoenix Civic Improvement Corporation, Series 2004,
              1.470% 05/05/05.............................................        8,000
   20,000   AZ School District Financing Program, Certificates of
              Participation, Series 2004,
              3.000% 07/30/05.............................................       20,101

   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ARIZONA -- (CONTINUED)
$   3,220   AZ Tourism & Sports Authority Tax Revenue, Series 2004,
              Insured: MBIA, LOC: Citigroup Global Markets
              2.320% 07/01/21(a)(b).......................................   $    3,220
                                                                             ----------
                                                                                 31,321
                                                                             ----------
            CALIFORNIA -- 5.2%
   11,190   CA ABN AMRO Munitops Certificates Trust, Series 2004, Insured:
              FSA
              2.330% 01/15/12(a)(b).......................................       11,190
    4,020   CA Alvord Unified School District, Series 2004, Insured: MBIA
              2.300% 02/01/24(a)(b).......................................        4,020
   25,000   CA Los Angeles County Tax & Revenue, Series 2004A,
              3.000% 06/30/05.............................................       25,077
              Series 2004,
   25,000     3.000% 06/30/05.............................................       25,079
   10,000     3.500% 06/30/05.............................................       10,048
   30,000     6.000% 06/30/05.............................................       30,294
   31,900   CA Metropolitan Water District Southern California Waterworks
              Revenue, Series 2000B-1, LOC: Westdeutsche Landesbank
              2.300% 07/01/35(a)..........................................       31,899
   11,120   CA Public Works Board Lease Revenue, Series 2001, Insured:
              MBIA
              0.100% 09/01/21(a)(b).......................................       11,120
   12,335   CA State Economic Recovery, Series 2004C-1, LOC: Landesbank
              Baden-Wurttemberg
              2.300% 07/01/23(a)..........................................       12,335
   10,000   CA State, GO, Series 2003,
              6.770% 02/01/23(a)(b).......................................       10,000
                                                                             ----------
                                                                                171,062
                                                                             ----------
            COLORADO -- 7.1%
            CO Arapahoe County Capital Improvement Trust Federal Highway
              Revenue, Series 1986,
    2,000     (c) 08/31/07................................................        1,773
    1,900     (c) 08/31/11................................................        1,250
            CO Arapahoe County Capital Improvement Trust Fund Highway
              Revenue, Series 1986E-470,
    2,900     (c) 08/31/10................................................        2,056
   11,725     (c) 08/31/15................................................        5,665
   40,000     7.000% 08/31/26.............................................       42,013
    5,795   CO Arapahoe County School District No. 6, GO, Series 2003,
              Insured: FGIC
              2.320% 12/01/10(a)(b).......................................        5,795
   14,585   CO Denver City & County Excise Tax Revenue, Colorado
              Convention Center Project, Series 2001, Insured: FSA
              2.300% 09/01/25(a)..........................................       14,585

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 68

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            COLORADO -- (CONTINUED)
$  44,875   CO Denver City & County, Certificates of Participation, Series
              2003, Insured: AMBAC
              2.300% 12/01/29(a)..........................................   $   44,875
    3,230   CO Department of Transportation Revenue, Series 2003, Insured:
              AMBAC
              2.320% 12/15/16(a)(b).......................................        3,230
    5,655   CO Douglas County Colorado School District No. 1, Series 2001,
              Insured: MBIA
              2.320% 06/15/09(a)(b).......................................        5,655
    8,500   CO Housing and Finance Authority Revenue, Series 2005,
              2.500% 03/29/06(a)..........................................        8,500
   22,600   CO Jefferson County School District No. R-001, Series 2004A,
              3.000% 06/30/05.............................................       22,679
    3,715   CO Kippling Ridge Metropolitan District, Series 2005, LOC:
              U.S. Bank N.A.
              2.110% 12/01/23(a)..........................................        3,715
   18,700   CO Lower Colorado River Authority Tax Revenue, Series 2001,
              2.320% 05/15/26(a)(b).......................................       18,700
   36,410   CO Moffat County Pollution Control Revenue, Tri State
              Colorado-Utah Electric Cooperative Project, Series 1984,
              Insured: AMBAC
              2.320% 07/01/10(a)..........................................       36,410
    8,400   CO Pitkin County Industrial Development Revenue, Refunding,
              Aspen Skiing Co. Project, Series 1994A, LOC: JPMorgan Chase
              Bank
              2.300% 04/01/16(a)..........................................        8,400
    8,000   CO State General Fund Revenue, Tax and Revenue Anticipation
              Notes, Series 2004,
              3.000% 06/27/05.............................................        8,015
                                                                             ----------
                                                                                233,316
                                                                             ----------
            DELAWARE -- 0.1%
    4,385   DE Kent County Revenue, Charter Schools Incorporated Project,
              Series 2002, LOC: Wachovia Bank
              2.340% 11/01/22(a)..........................................        4,385
                                                                             ----------
            DISTRICT OF COLUMBIA -- 0.3%
    8,495   DC Revenue Refunding, Series 2003, LOC: Suntrust
              2.290% 10/01/30(a)..........................................        8,495
    2,000   DC District of Columbia, GO, Series 1993, Insured: FSA
              5.875% 06/01/05.............................................        2,014
                                                                             ----------
                                                                                 10,509
                                                                             ----------

   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            FLORIDA -- 7.4%
$   3,900   FL Alachua County Health Facilities Authority Revenue,
              Meridian Behavioral Income Project, Series 2003, LOC:
              Wachovia Bank
              2.340% 07/01/18(a)..........................................   $    3,900
   23,500   FL Collier County Health Facilities Authority Hospital
              Revenue, Cleveland Clinic Health, Series 2003C-1, LOC:
              JPMorgan Chase Bank
              2.300% 01/01/35(a)..........................................       23,500
    8,500   FL Dade County Special Revenue, Youth Fair & Exposition
              Project, Series 1995, LOC: Suntrust Bank of Central Florida
              2.290% 08/01/15(a)..........................................        8,500
   23,940   FL Housing Finance Agency, Series 1988,
              2.350% 08/01/06(a)..........................................       23,940
   14,475   FL Housing Finance Corp. Revenue, Series 2000,
              2.310% 10/01/32(a)(b).......................................       14,475
    8,400   FL Miami Health Facilities Authority Facilities Revenues,
              Miami Jewish Home & Hospital, Series 1996, LOC: SunTrust
              Bank
              2.290% 12/01/16(a)(b).......................................        8,400
    2,160   FL Miami-Dade County Educational Facilities Authority Revenue,
              Series 2004, Insured: AMBAC
              2.310% 10/01/11(a)(b).......................................        2,160
    7,600   FL Miami-Dade County Industrial Development Authority Revenue,
              Dave & Mary Alper Community Project, Series 2002, LOC:
              Northern Trust
              2.250% 04/01/32(a)..........................................        7,600
    7,900   FL Miami-Dade County School District, Tax Anticipation Notes,
              Series 2004,
              2.750% 06/28/05.............................................        7,912
   10,000   FL Orange County Industrial Development Authority, Bishop
              Moore High School Project, Series 2000, LOC: SunTrust Bank
              2.290% 10/01/25(a)..........................................       10,000
   10,000   FL Pinellas County Health Facilities Authority Revenue,
              Refunding, Hospital Facilities Bayfront, Series 2004, LOC:
              Suntrust Bank
              2.290% 07/01/34(a)..........................................       10,000
    5,500   FL Pinellas County School District, Series 2004,
              3.000% 06/30/05(a)..........................................        5,518

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
$  14,080   FL State Board of Education Lottery Revenue, Series 2003,
              2.310% 07/01/11(a)(b).......................................   $   14,080
            FL Sunshine State Governmental Financing Commission,
   25,580     1.960% 04/04/05.............................................       25,580
   14,930     2.130% 07/13/05.............................................       14,930
   23,357     2.130% 07/13/05.............................................       23,357
    7,250     2.150% 07/21/05.............................................        7,250
      500   FL Titusville Multi-Purpose Revenue, Series 1998, LOC:
              SunTrust Bank
              2.350% 01/01/25(a)..........................................          500
      400     Series 1999, LOC: SunTrust Bank
              2.350% 01/01/25(a)..........................................          400
    4,100   FL Titusville Revenue, Series 1999A, LOC: SunTrust Bank
              2.350% 01/01/25(a)..........................................        4,100
    5,600   FL University of North Florida Foundation Income Revenue,
              Series 1997: LOC: First Union National Bank
              2.300% 11/01/27(a)..........................................        5,600
   12,000     LOC: First Union National Bank
              2.300% 11/01/30(a)..........................................       12,000
    9,600     Series 2003, LOC: First Union National Bank
              2.300% 11/01/24(a)..........................................        9,600
                                                                             ----------
                                                                                243,302
                                                                             ----------
            GEORGIA -- 5.2%
   18,000   GA Albany Dougherty County Hospital Authority Revenue, Phoebe
              Hospital, Series 2002, Insured: AMBAC LOC: Regions Bank
              2.300% 09/01/32(a)..........................................       18,000
    2,215   GA Clayton County Authority Multi-Family Housing Revenue,
              Refunding, Kings Arms Apartments Project, Series 1990D,
              Insured: FSA
              2.170% 01/01/21(a)..........................................        2,215
   12,800   GA Clayton County Hospital Authority, Southern Regional
              Medical Center Project, Series 1998B, LOC: SunTrust Bank
              2.290% 08/01/19(a)..........................................       12,800
    3,935   GA Clayton County Housing Authority Multi-Family Housing
              Revenue, Huntington Woods Apartment Project, Series 1990A,
              Insured: FSA
              2.170% 01/01/21(a)..........................................        3,935
    3,690     Kimberly Forest Projects, Series 1990B, Insured: FSA
              2.170% 01/01/21(a)..........................................        3,690
    3,945     Ten Oaks Apartment Project, Series 1990F, Insured: FSA
              2.170% 01/01/21(a)..........................................        3,945

   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
$   6,955     Village Rouge Apartments Project, Series 1990C, Insured: FSA
              2.170% 01/01/21(a)..........................................   $    6,955
    6,875   GA Cobb County Development Authority, North Cobb Christian
              School Project, Series 1998A, LOC: Branch Banking & Trust
              2.270% 03/01/22(a)..........................................        6,875
    2,740     YMCA,: Series 2003, LOC: Branch Banking & Trust Co.
              2.270% 12/01/25(a)..........................................        2,740
   25,000   GA Cobb County Hospital Authority Revenue, Equipment Pool
              Project, Series 2004, LOC: Suntrust Bank
              2.300% 04/01/34(a)..........................................       25,000
   13,300   GA Cobb Marietta Coliseum & Exhibit Hall Authority, Jr. Lien,
              Series 1996A, Insured: MBIA
              2.320% 10/01/26(a)(b).......................................       13,300
    7,500   GA Columbus Development Authority, Foundation Properties,
              Inc., Project, Series 2004, LOC: Columbus Bank & Trust
              2.350% 12/01/33(a)..........................................        7,500
    8,000   GA Columbus Hospital Authority, St. Francis Hospital, Inc.,
              Project, Series 2000A, LOC: Columbus Bank & Trust
              2.320% 01/01/31(a)(b).......................................        8,000
    5,240   GA DeKalb County Development Authority, American Cancer
              Society, Inc., Project, Series 1988, LOC: SunTrust Bank
              2.290% 05/01/13(a)(b).......................................        5,240
    3,000     Marist School, Inc., Project, Series 1999, LOC: Sun Trust
              2.290% 03/01/24(a)..........................................        3,000
    7,500     The Paideia School, Inc., Project, Series 2000, LOC:
              SunTrust
              2.290% 02/01/20(a)..........................................        7,500
    1,860   GA DeKalb County Hospital Authority, DeKalb Medical Center,
              Inc., Project, Series 1994, LOC: SunTrust
              2.290% 09/01/09(a)(b).......................................        1,860
    4,500   GA DeKalb County Industrial Development Authority, A.G. Rhodes
              Home, Inc., Project, Series 1996, LOC: SunTrust Bank
              2.290% 03/01/21(a)(b).......................................        4,500
    4,900   GA Floyd County Development Authority, Berry College, Inc.,
              Project, Series 1999, LOC: SunTrust Bank
              2.290% 03/01/24(a)(b).......................................        4,900

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 70

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
$   2,500   GA Fulton County Development Authority, Revenue Spelman
              College Project, Series 1996, LOC: SunTrust Bank
              2.290% 06/01/16(a)..........................................   $    2,500
    2,800   GA Fulton County Development Authority, Lovett School Project,
              Series 1997, LOC: SunTrust Bank
              2.290% 04/01/17(a)(b).......................................        2,800
    1,650   GA Fulton County Water & Sewage Revenue, Eagle, Class A,
              Series 2005, Insured: FGIC
              2.320% 01/01/35(a)(b).......................................        1,650
   16,700   GA Richmond County Hospital Authority, University Health
              Services, Inc., Project, Series 1999, LOC: SunTrust
              2.290% 01/01/19(a)..........................................       16,700
    4,850   GA Worth County Industrial Development Authority, Seabrook
              Enterprises, Inc., Project, Series 1996A, LOC: Harris Trust
              & Savings Bank
              2.290% 08/01/23(a)(b).......................................        4,850
                                                                             ----------
                                                                                170,455
                                                                             ----------
            HAWAII -- 0.8%
   11,100   HI Honolulu City & County GO: Series 2001, Insured: FGIC
              2.280% 12/01/17.............................................       11,100
    4,970     Series 2003, Insured: MBIA 2.320% 03/01/22(a)(b)............        4,970
    5,000     Series 2004A, Insured: MBIA
              2.320% 10/01/10(a)(b).......................................        5,000
    4,120     Series 2005, Insured: MBIA
              2.320% 03/01/28(a)(b).......................................        4,120
                                                                             ----------
                                                                                 25,190
                                                                             ----------
            ILLINOIS -- 8.1%
   22,345   IL ABN AMRO Munitops Certificate Trust, GO, Series 2002,
              Insured: MBIA
              2.330% 12/01/10(a)(b).......................................       22,345
    2,400   IL Aurora City Economic Development Revenue, Series 2004, LOC:
              Harris Trust & Savings Bank
              2.300% 03/01/35(a)..........................................        2,400
   22,575   IL Bolingbrook, GO, Series 2004, LOC: Harris Trust & Savings
              Bank
              2.170% 12/01/29(a)..........................................       22,575
    7,200   IL Chicago Board of Education, Series 2004E, Insured: FSA
              2.300% 03/01/15(a)..........................................        7,200
   10,575   IL Chicago, GO, Series 2004, Insured: FSA
              2.320% 01/01/29(a)(b).......................................       10,575
    4,240   IL DeKalb Tax Increment Revenue, Series 2003, LOC: Northern
              Trust Company
              2.300% 01/01/13(a)..........................................        4,240

   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
$  10,900   IL Development Finance Authority Pollution Control Revenue,
              Daimond Star Motors Project, Series 1985,
              2.310% 12/01/08(a)..........................................   $   10,900
    2,860   IL Development Finance Authority Revenue, Adventist Health,
              Series 1997, Insured: MBIA
              5.500% 11/15/05.............................................        2,915
    2,420     Chicago Academy of Science, Series 1997, LOC: JPMorgan Chase
              Bank
              2.300% 01/01/31(a)..........................................        2,420
    1,900     Jewish Federal Metropolitan Chicago Project, Series 2002,
              LOC: JPMorgan Chase Bank
              2.300% 09/01/32(a)..........................................        1,900
    5,900   IL Development Finance Authority, American Academy of
              Dermatology Project, Series 2001, LOC: American National
              Bank & Trust
              2.400% 04/01/21(a)(b).......................................        5,900
    5,300     YMCA Metropolitan Chicago Project, Series 2001, LOC: Harris
              Trust & Savings Bank
              2.300% 06/01/29(a)..........................................        5,300
    2,285   IL Health Facilities Authority, Glenkirk Project, Series 1997,
              LOC: Harris Trust & Savings Bank
              2.300% 02/15/21(a)(b).......................................        2,285
   16,500   IL Development Finance Authority, Roosevelt University
              Project, Series 1995, LOC: American National Bank & Trust
              2.300% 04/01/25(a)..........................................       16,500
   13,640   IL Educational Facilities Authority, Benedictine University
              Project, Series 2000, LOC: La Salle Bank
              2.300% 08/01/25(a)..........................................       13,640
    4,080   IL Development Finance Authority, Little City Foundation
              Project, Series 1994, LOC: La Salle National Bank
              2.300% 02/01/19(a)..........................................        4,080
   11,500   IL Oak Forest, Homewood Pool, South Suburban Mayors Project,
              Series 1989, LOC: Bank One, N.A
              2.170% 07/01/24(a)..........................................       11,500
    5,000   IL Schaumburg, City GO, Series 2004, Insured: FGIC
              2.320% 12/01/41(a)(b).......................................        5,000
    2,360   IL State, GO, Series 2003,
              Insured: FSA
              2.320% 12/01/20(a)(b).......................................        2,360
    5,995     Series 2004, Insured FGIC
              2.320% 11/01/26(a)(b).......................................        5,995
  101,800     Series 2005,
              3.000% 06/03/05.............................................      101,965

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
$   5,470   IL Will & Kendall Counties Community Construction School
              District No. 202, GO, Series 2003, Insured: FGIC
              2.320% 01/01/23(a)(b).......................................   $    5,470
                                                                             ----------
                                                                                267,465
                                                                             ----------
            INDIANA -- 1.4%
    1,000   IN Angola Educational Facilities Revenue, Tri-State University
              Inc. Project Series 2004, LOC: Fifth Third Bank
              2.190% 09/01/15(a)(b).......................................        1,000
    5,465   IN Board Book Revenue, Series 2004, Insured: AMBAC
              2.320% 02/01/12(a)(b).......................................        5,465
    2,425   IN Bond Bank
              2.320% 09/01/21(a)(b).......................................        2,425
    2,500   IN Health Facilities Financing Authority Revenue, Southern
              Indiana Rehab Hospital Project, Series 2001, LOC: Bank One
              Kentucky
              2.400% 04/01/20(a)(b).......................................        2,500
   17,000   IN Indiana State Development Finance Authority Revenue,
              Educational Facilities Children's Museum, Series 2003,
              2.350% 07/01/33(a)..........................................       17,000
    4,390   IN St. Joseph County Indiana Economic Development Revenue,
              Brothers of the Holy Cross Project Series 1997, LOC: Key
              Bank
              2.350% 09/01/17(a)(b).......................................        4,390
    7,950   IN State Development Finance Authority Industrial Development
              Revenue, Indiana University Foundation Project, Series 1998,
              LOC: National City Bank
              2.400% 08/01/18(a)(b).......................................        7,950
    3,885   IN Transition Finance Authority Highway Revenue, Series 2004,
              Insured: MBIA
              2.320% 06/01/09(a)(b).......................................        3,885
                                                                             ----------
                                                                                 44,615
                                                                             ----------
            KANSAS -- 1.1%
   29,080   KS State Department of Transportation Highway Revenue, Series
              2002, LOC: Dexia Credit
              2.230% 03/01/12(a)..........................................       29,080
    8,430   KS Wichita City Hospital Revenue, Series 2005, Insured: MBIA,
              2.320% 10/01/10(a)(b).......................................        8,430
                                                                             ----------
                                                                                 37,510
                                                                             ----------

   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            KENTUCKY -- 2.9%
$  19,000   KY Asset/Liability Commission General Fund Revenue,
              Series 2004A,
              3.000% 06/29/05.............................................   $   19,049
   15,800   KY Breckinridge County Lease Program Revenue, Series 2002,
              2.300% 02/01/32(a)..........................................       15,800
    1,900   KY Christian County Industrial Building Revenue, Audubon Area
              Community Services Project, Series 2004, LOC: Branch Banking
              & Trust
              2.270% 01/01/29(a)(b).......................................        1,900
   10,785   KY Danville
              2.250% 08/05/05(a)..........................................       10,785
    9,100   KY Jefferson County Multi-Family Housing Revenue, Canter Chase
              Apartments Project, Series 2002,
              2.330% 06/01/32(a)..........................................        9,100
    2,760   KY Mayfield Multi-City Lease Revenue, League of Cities Funding
              Trust, Series 1996, LOC: PNC Bank
              2.330% 07/01/26(a)..........................................        2,760
   25,010   KY Shelby County Lease Revenue, Series 2004, LOC: U.S. Bank
              N.A.
              2.300% 09/01/34(a)..........................................       25,010
    5,345   KY State Property & Buildings Common Revenue, Series 2004,
              Insured: FSA
              2.320% 04/01/13(a)(b).......................................        5,345
    4,250   KY Wickliffe Pollution Control & Solid Waste Disposal Revenue,
              Westvaco Corporation Project, Series 2001, LOC: SunTrust
              Bank
              2.290% 01/01/09(a)..........................................        4,250
                                                                             ----------
                                                                                 93,999
                                                                             ----------
            LOUISIANA -- 0.8%
   10,000   LA Public Facility Authority Lease Revenue, Series 2003,
              2.330% 06/01/08(a)..........................................       10,000
    4,310   LA Shreveport Home Mortgage Authority Multi-Family Housing
              Revenue Refunding, Summer Pointe Project, Series 2004,
              2.310% 02/15/23(a)..........................................        4,310
    6,500   LA State Offshore Term Authority Deepwater Port Revenue, Loop
              LLC Project, Series 2003, LOC: SunTrust Bank
              2.290% 09/01/14(a)..........................................        6,500
    4,100   LA Upper Pontalba Building Restoration Corporation Revenue,
              Refunding, Upper Pontalba Building Project, Series 1996,
              LOC: Bank One Louisiana N.A.
              2.400% 12/01/16(a)(b).......................................        4,100
                                                                             ----------
                                                                                 24,910
                                                                             ----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 72

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            MAINE -- 0.1%
$   2,710   ME Health & Higher Educational Facilities Authority Revenue,
              Series 2003, Insured: FSA
              2.320% 07/01/21(a)(b).......................................   $    2,710
    1,945     Series 2004A, Insured: MBIA
              2.500% 07/01/05(a)..........................................        1,950
                                                                             ----------
                                                                                  4,660
                                                                             ----------
            MARYLAND -- 1.6%
    9,100   MD Baltimore County Economic Development Revenue, Blue Circle
              Inc. Project, Series 1992, LOC: Den Danske Bank
              2.400% 12/01/17(a)..........................................        9,100
    4,000     Torah Institution Baltimore Project, Series 2004, LOC:
              Branch Banking & Trust
              2.270% 05/01/24(a)(b).......................................        4,000
   40,000   MD State Community Development Administration Department of
              Housing and Community Development, Series 2004J,
              2.050% 03/01/20.............................................       40,000
                                                                             ----------
                                                                                 53,100
                                                                             ----------
            MASSACHUSETTS -- 0.6%
   20,720   MA Health & Educational Facilities Authority Revenue, Capital
              Assets Program, Series 1985D, Insured: MBIA, LOC: State
              Street Bank & Trust Co.
              2.240% 01/01/35(a)..........................................       20,719
                                                                             ----------
            MICHIGAN -- 6.0%
    4,000   MI Ann Arbor Economic Development, YMCA Project, Series 2004,
              LOC: Fifth Third Bank
              2.170% 04/01/34(a)..........................................        4,000
    1,000   MI Grand Rapids Public Schools, GO, Series 2004, LOC: Fifth
              Third Bank
              2.190% 05/01/23(a)..........................................        1,000
    7,155   MI Grand Valley State University Revenue, Series 2001B,
              Insured: FGIC
              2.270% 06/01/27(a)..........................................        7,155
    4,500   MI Higher Education Facilities Authority Revenue, Hope College
              Project, Series 2002B, LOC: Fifth Third Bank
              2.310% 04/01/32(a)..........................................        4,500
    5,000     Refunding, Limited Obligation Hope College, Series 2004,
              LOC: Bank One N.A.
              2.310% 04/01/34(a)..........................................        5,000
   10,500   MI Municipal Bond Authority Revenue, Series 2004B-1,
              3.000% 08/19/05.............................................       10,557

   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            MICHIGAN -- (CONTINUED)
$   2,395   MI Public Educational Facility Authority Revenue, West
              Michigan Academy Project, Series 2003, LOC: Fifth Third Bank
              2.190% 12/01/18(a)(b).......................................   $    2,395
    5,000   MI South Central Power Agency Supply Systems Revenue,
              Refunding, Series 2004,
              2.290% 11/01/11(a)..........................................        5,000
    4,185   MI State Building Authority Revenue, Series 2003, Insured:
              MBIA
              2.320% 10/15/18(a)(b).......................................        4,185
   29,025   MI State Building Authority, Series 2004, LOC: The Bank of New
              York
              1.950% 04/27/05(a)..........................................       29,025
    8,100   MI State Hospital Financial Authority Revenue, Series 2003,
              LOC: Fifth Third
              2.150% 12/01/32(a)..........................................        8,100
    3,500   MI State Underground Storage Tank Financial Assurance
              Authority, Refunding, Series 1996I, Insured: AMBAC
              6.000% 05/01/05.............................................        3,512
   75,000   MI State, GO: Series 2004A,
              3.500% 09/30/05(a)..........................................       75,552
   30,000     Series 2004,
              2.200% 10/05/05(a)..........................................       30,000
    4,370   MI Strategic Fund Ltd., Environmental Research Institute:
              Series 2000A,
              2.330% 10/01/15(a)..........................................        4,370
    4,260     Series 2000B,
              2.330% 10/01/25(a)..........................................        4,260
                                                                             ----------
                                                                                198,611
                                                                             ----------
            MINNESOTA -- 0.8%
    4,990   MN Community Development Agency Revenue, Arena Acquisition
              Project, Series 1995A, LOC: U.S. Bank N.A.
              2.330% 10/01/24(a)..........................................        4,990
   20,000   MN School Districts Tax & Aid Anticipation Borrowing Program,
              GO, Series 2004A,
              3.000% 09/02/05.............................................       20,122
                                                                             ----------
                                                                                 25,112
                                                                             ----------
            MISSISSIPPI -- 0.7%
    5,000   MS Business Finance Corporation Revenue, Belhaven College
              Project, Series 2004, LOC: First Tennessee Bank
              2.400% 07/01/24(a)(b).......................................        5,000

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            MISSISSIPPI -- (CONTINUED)
$  10,000   MS Development Bank Special Obligation, Series 2004: Insured:
              AMBAC
              1.650% 01/01/26(a)(d).......................................   $   10,000
    4,995     Insured: FSA
              2.320% 09/01/25(a)(b).......................................        4,995
    2,400     Series 2005, Insured: FGIC
              2.320% 01/01/13(a)(b).......................................        2,400
                                                                             ----------
                                                                                 22,395
                                                                             ----------
            MISSOURI -- 1.5%
    1,570   MO Desloge Industrial Development Revenue Authority,
              Refunding, National Healthcorp Project, Series 1989, LOC:
              Regions Bank
              2.000% 12/01/10(a)..........................................        1,570
    1,555   MO Dunklin County Industrial Development Authority, National
              Healthcorp Project, Series 1989, LOC: Regions Bank
              2.050% 12/01/10(a)..........................................        1,555
   18,400   MO Kansas City Industrial Development Authority Multi-Family
              Housing Revenue, Timberlane Village Associates Project,
              Series 1986, LOC: UBS AG
              2.360% 06/01/27(a)..........................................       18,400
    8,000   MO Kansas City Industrial Development Authority Multi-Family
              Housing Revenue, Ethans Apartment Project, Series 2004, LOC:
              Citibank N.A.
              2.310% 02/01/39(a)..........................................        8,000
    8,390   MO Platte County Industrial Development Authority Multi-
              Family Revenue, Wexford Place Project, Series 1999,
              2.310% 04/01/28(a)(b).......................................        8,390
    5,000   MO St. Louis Industrial Development Authority Revenue,
              Wetterau Inc. Project, Series 1989, LOC: PNC Bank
              2.310% 05/01/09(a)(b).......................................        5,000
    7,400   MO State Health & Educational Facilities Authority Revenue,
              Washington University, Series 2000B, LOC: JPMorgan Chase
              Bank
              2.300% 03/01/40(a)..........................................        7,400
                                                                             ----------
                                                                                 50,315
                                                                             ----------

   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NEBRASKA -- 0.1%
$   4,060   NE Elementary & Secondary School Finance Authority Educational
              Facilities Revenue, Lutheran School Project Fund, Series
              2004B, LOC: PNC Bank N.A.
              2.310% 09/01/29(a)..........................................   $    4,060
                                                                             ----------
            NEVADA -- 0.6%
    5,915   NV Clark County School District, Series 2004, Insured: MBIA
              2.320% 06/15/23(a)(b).......................................        5,915
    8,635   NV Henderson, GO, Series 2004, Insured: FGIC
              2.320% 06/01/24(a)(b).......................................        8,635
    3,980   NV Washoe County School District, GO, Series 2003, Insured
              FGIC
              2.320% 06/01/20(a)(b).......................................        3,980
                                                                             ----------
                                                                                 18,530
                                                                             ----------
            NEW JERSEY -- 0.4%
   12,500   NJ State, GO, Series 2005, Insured: AMBAC
              1.420% 07/15/19(a)(b).......................................       12,500
                                                                             ----------
            NEW MEXICO -- 2.1%
    5,000   NM Farmington Hospital Revenue, San Juan Regional Medical
              Center Project, Series 2004-B, LOC: Bank Of Nova Scotia
              2.310% 06/01/28(a)..........................................        5,000
    7,100   NM Farmington Pollution Control, Arizona Public Service Co.,
              Series 1994B,
              2.280% 09/01/24(a)..........................................        7,100
    7,735   NM San Juan City Gross Receipts Tax Revenue, Series 2004,
              Insured: MBIA
              2.320% 01/01/08(a)(b).......................................        7,735
   12,775   NM State, Series 2004A,
              3.000% 06/30/05.............................................       12,806
   35,000     Series 2004,
              2.332% 06/30/05(a)(b).......................................       35,000
                                                                             ----------
                                                                                 67,641
                                                                             ----------
            NEW YORK -- 4.3%
    7,025   NY Albany Industrial Development Agency Civic Facility
              Revenue, Daughters of Sarah Housing Project, Series 2001A,
              LOC: Troy Savings Bank, LOC: Keybank N.A.
              2.330% 03/01/31(a)..........................................        7,025
   27,700   NY Erie County, Series 2004, LOC: Citigroup Global Markets
              3.000% 07/13/05.............................................       27,778

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 74

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NEW YORK -- (CONTINUED)
$  14,590   NY Jay Street Development Corp. Facility Lease Revenue, New
              York City Jay Street Project, Series A, LOC: DEPFA Bank
              2.280% 05/01/22(a)..........................................   $   14,590
    7,485   NY Metropolitan Transitional Authority Revenue, Series 2003:
              Insured: AMBAC
              1.630% 11/15/10(a)(d).......................................        7,485
    7,235     Insured: MBIA
              2.300% 11/15/28(a)(b).......................................        7,235
    3,565   NY Monroe County Industrial Development Agency, Hillside
              Childrens Center Project, Series 1998, LOC: Key Bank N.A.
              2.350% 08/01/18(a)(b).......................................        3,565
   11,410   NY New York City GO, Series 2004, Insured: CIFG
              2.280% 08/15/29(a)..........................................       11,410
    9,000   NY New York City Municipal Water,
              2.130% 07/14/05(a)..........................................        9,000
   12,600   NY New York City,
              2.150% 07/14/05(a)..........................................       12,600
    5,000   NY Sales Tax Asset Receivable Corporation, Series 2004,
              Insured: MBIA
              2.300% 10/15/29(a)..........................................        5,000
    1,400   NY State Housing Finance Agency Revenue, North End Avenue
              Housing, Series 2004A, LOC: Landesbank Hessen-Thuringen
              2.280% 11/01/37(a)..........................................        1,400
            NY State Power Authority Revenue,
   12,400     1.920% 04/01/05(a)..........................................       12,400
    9,000     1.980% 05/06/05(a)..........................................        9,000
      135   NY State Thruway Authority, General Highway & Bridge Trust
              Fund, Series 2004, Insured: MBIA
              2.300% 04/01/12(a)(b).......................................          135
    2,150   NY State, Series 2003, LOC: Bank of Nova Scotia
              2.230% 08/01/31(a)..........................................        2,150
    3,500   NY Syracuse Revenue Anticipation Notes, Series 2004, LOC: Bank
              of New York
              2.750% 06/30/05(a)..........................................        3,509
    2,280   NY Triborough Bridge & Tunnel Authority Revenue, Series 2002,
              Insured: MBIA
              2.300% 05/15/10(a)(b).......................................        2,280
    3,500     Series 2003, Insured: MBIA
              2.300% 05/15/17(a)(b).......................................        3,500

   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NEW YORK -- (CONTINUED)
$     500   NY Westchester County Industrial Development Agency Civic
              Facility Revenue, Westchester Jewish Project, Series 1998,
              LOC: Chase Manhattan Bank
              2.350% 10/01/28(a)(b).......................................   $      500
                                                                             ----------
                                                                                140,562
                                                                             ----------
            NORTH CAROLINA -- 2.3%
    5,800   NC Capital Facilities Finance Agency Educational Facilities
              Revenue, Campbell University, Series 2004, LOC: Branch
              Banking & Trust Co.
              2.270% 10/01/24(a)..........................................        5,800
    5,500   NC Capital Facility Finance Agency Educational Facility
              Revenue, Barton College Project, Series 2001, LOC: Branch
              Banking & Trust Co.
              2.270% 07/01/19(a)..........................................        5,500
    2,365   NC Guilford County Carolina Industrial Facilities & Pollution
              Control Financing Authority Revenue, YMCA Project, Series
              2002, LOC: Branch Banking & Trust Company
              2.270% 02/01/23(a)..........................................        2,365
   13,575   NC Henderson County Hospital Revenue, Margaret R. Paradee
              Memorial Hospital Project, Series 2001, LOC: Branch Banking
              & Trust Co.
              2.270% 10/01/21(a)..........................................       13,575
    9,600   NC Medical Care Commission Hospital Revenue, Westcare Health
              Systems Project, Series 2002A, LOC: Branch Banking & Trust
              Co.
              2.270% 09/01/22(a)..........................................        9,600
    5,000   NC Medical Care Commission Retirement Facilities Revenue, 1st
              Mortgage United Methodist, Series 2005, LOC: Branch Banking
              & Trust Co.
              2.270% 10/01/35(a)..........................................        5,000
   10,310     Aldersgate Project, Series 2001, LOC: Branch Banking & Trust
              2.350% 01/01/31(a)..........................................       10,310
    3,980   NC Medical Care Community Health Care Facilities Revenue,
              Rutherford Hospital, Inc., Project, Series 2001, LOC: Branch
              Banking & Trust Co.
              2.270% 09/01/21(a)..........................................        3,980
            NC Medical Care Community Retirement Facilities Revenue,
              Series 2003, LOC: Bank of Scotland
   10,000     2.270% 07/01/07(a)..........................................       10,000

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
            NC State, GO, Series 2003,
$   5,460     2.320% 02/01/11(a)(b).......................................   $    5,460
    5,000     3.000% 05/01/05.............................................        5,006
                                                                             ----------
                                                                                 76,596
                                                                             ----------
            NORTH DAKOTA -- 0.3%
    8,635   ND Grand Forks Health Care Facilities Revenue, Series 2004,
              Insured: MBIA
              2.320% 07/21/09(a)(b).......................................        8,635
                                                                             ----------
            OHIO -- 3.8%
   28,495   OH Cleveland Waterworks Revenue, Series 2002L, Insured: FGIC
              2.300% 01/01/33(a)..........................................       28,495
   10,000   OH Columbus Regional Airport Authority Revenue, Series 2004A,
              LOC: U.S. Bank Trust, N.A.
              2.300% 01/01/30(a)..........................................       10,000
   41,000     Series 2004, LOC: U.S. Bank N.A.
              2.300% 03/01/34(a)..........................................       41,000
    2,620   OH Hamilton County Economic Development Revenue, CAA Complex
              at Jordan, Series 2003, LOC: Fifth Third Bank
              2.190% 12/01/24(a)(b).......................................        2,620
    4,350     Xavier H.S. Project, Series 2003, LOC: Fifth Third Bank
              2.170% 04/01/28(a)..........................................        4,350
    1,805   OH Highland County Hospital Joint Township Hospital District
              Facilities Revenue, Series 2004, LOC: Fifth Third Bank
              2.190% 08/01/24(a)(b).......................................        1,805
    3,990   OH Local School District, GO, Stark & Summit Counties Series
              2004, Insured: FGIC
              2.310% 12/01/24(a)(b).......................................        3,990
    2,700   OH Lucas County Facilities Improvement Revenue, Toledo
              Zoological Society Project, Series 1997, LOC: Key Bank N.A.
              2.300% 10/01/05(a)..........................................        2,700
    8,000   OH Montgomery County Economic Development Revenue, The Dayton
              Art Institute Project, Series 1996, LOC: National City Bank
              2.350% 05/01/26(a)..........................................        8,000
   14,340   OH Muskingum County Hospital Facilities Revenue, Genesis
              Healthcare System Project, Series 2000, LOC: National City
              Bank
              2.310% 12/01/20(a)..........................................       14,340
    1,535   OH State Higher Educational Facility, Higher Educational
              Pooled Financing, Series 2003A, LOC: Fifth Third Bank
              2.300% 09/01/24(a)..........................................        1,535

   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            OHIO -- (CONTINUED)
$   5,000   OH Summit County Port Authority Industrial Development
              Revenue, Jewish Community Board Project, Series 2005,
              (c) 10/01/23................................................   $    5,000
    1,000   OH Warren County Economic Development Revenue, Ralph J. Stolle
              Countryside Project, Series 2000, LOC: Fifth Third Bank
              2.000% 08/01/20(a)(b).......................................        1,000
                                                                             ----------
                                                                                124,835
                                                                             ----------
            OKLAHOMA -- 0.0%
    1,375   OK State Industrial Authority Revenue, Amateur Softball
              Association Project, Series 2002, LOC: Bank One Oklahoma
              N.A.
              2.450% 06/01/14(a)(b).......................................        1,375
                                                                             ----------
            OREGON -- 1.4%
            OR State, TAN
              Series 2004,
   25,000     2.310% 06/30/05(a)(b).......................................       25,000
   20,000     3.000% 06/30/05.............................................       20,060
                                                                             ----------
                                                                                 45,060
                                                                             ----------
            PENNSYLVANIA -- 1.2%
    6,505   PA Allegheny County Industrial Development Revenue, United
              Jewish Federation Project, Series 1995B, LOC: PNC Bank N.A.
              2.310% 10/01/25(a)..........................................        6,505
   11,340   PA Harrisburg Authority Revenue Cumberland Valley School
              Project, Series 2002B, Insured: FSA
              2.330% 03/01/34(a)..........................................       11,340
    2,025     West Brandywine Project, Series 2002D, Insured: FSA
              2.330% 03/01/34(a)..........................................        2,025
    8,000   PA Higher Educational Facilities Authority Revenue, Series
              2005, LOC: Sovereign Bank
              2.250% 11/01/36(a)..........................................        8,000
    5,000   PA Montgomery County Industrial Development Authority Revenue,
              Plymouth Woods Project, Series 1987, LOC: PNC Bank, N.A.
              2.310% 09/01/06(a)(b).......................................        5,000
    5,450   PA Philadelphia Redevelopment Authority The Presbyterian Home
              Project, Series 1998, LOC: PNC Bank, N.A.
              2.310% 07/01/28(a)(b).......................................        5,450
                                                                             ----------
                                                                                 38,320
                                                                             ----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 76

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            PUERTO RICO -- 0.3%
$  11,440   PR Commonwealth of Puerto Rico, GO, Series 2003, Insured: MBIA
              3.640% 01/01/13(a)(b).......................................   $   11,440
                                                                             ----------
            SOUTH CAROLINA -- 2.0%
    6,400   SC Jobs Economic Development Authority Health Care Facilities
              Revenue Baptist Ministries Incorporated, Series 2000, LOC:
              Nationsbank N.A.
              2.350% 07/01/20(a)..........................................        6,400
   13,145   SC Jobs Economic Development Authority Health Facilities
              Revenue, Carolina Village Project, Series 2000, LOC: Branch
              Banking & Trust
              2.270% 02/01/22(a)..........................................       13,145
    6,250   SC Jobs Economic Development Authority Hospital Facility
              Revenue, Canon Memorial Hospital Project, Series 2004A, LOC:
              National Bank of South Carolina
              2.380% 06/01/24(a)..........................................        6,250
    4,175   SC Piedmont Municipal Power Agency, Series 2004: Insured:
              AMBAC LOC: JPMorgan Chase Bank
              2.300% 01/01/34(a)..........................................        4,175
   13,300     Insured: MBIA
              2.300% 01/01/34(a)..........................................       13,300
    3,025     LOC: Dexia
              2.300% 01/01/31(a)..........................................        3,025
    5,490   SC State Public Service Authority Revenue, Series 2002,
              Insured: FSA
              2.320% 07/01/10(a)(b).......................................        5,490
    4,575     Series 2004, Insured: AMBAC
              2.320% 01/01/22(a)(b).......................................        4,575
   10,345   SC Transportation Infrastructure Book Revenue, Series 2004,
              Insured: AMBAC
              2.320% 10/01/08(a)(b).......................................       10,345
                                                                             ----------
                                                                                 66,705
                                                                             ----------
            TENNESSEE -- 3.6%
    3,900   TN Blount County Public Building Authority, Local Government
              Public Improvement, Series 2002, Insured: AMBAC
              2.310% 06/01/17(a)..........................................        3,900
    6,855   TN Clarksville Public Building Authority Revenue, Series 1996,
              LOC: SunTrust Bank
              2.290% 07/01/11(a)..........................................        6,855
    3,150   TN Cleveland Health & Educational Facilities Board Revenue,
              Lee University Project, Series 2002, LOC: First Tennessee
              2.550% 12/01/19(a)(b).......................................        3,150

   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
$  20,600   TN Collierville Industrial Development Board, St. Georges High
              School Project, Series 2001, LOC: Amsouth
              2.320% 08/01/31(a)..........................................   $   20,600
    7,700   TN Dickson County Industrial Development Board Revenue, The
              Jackson Foundation-Renaissance Learning Center Project,
              Series 1997, LOC: SunTrust Bank of Nashville
              2.290% 11/01/12(a)(b).......................................        7,700
    6,000   TN Franklin Health & Educational Facilities Board Revenue,
              Battle Ground Academy Project, Series 2002, LOC: SunTrust
              Bank
              2.290% 01/01/22(a)..........................................        6,000
   18,240   TN Housing Development Agency, Single Family Mortgage, Series
              2004,
              2.526% 12/08/05(a)..........................................       18,240
   14,200   TN Knox County Health & Educational Facilities Board, Webb
              School -- Knoxville Project, Series 1999, LOC: SunTrust Bank
              of Nashville
              2.290% 03/01/19(a)..........................................       14,200
      675   TN Loudon Water & Sewer Revenue, Series 1996, LOC: Wachovia
              Bank
              2.340% 09/01/06(a)(b).......................................          675
    5,360   TN Metropolitan Government Nashville & Davidson County
              District Energy, Series 2002, Insured: AMBAC
              2.320% 04/01/10(a)(b).......................................        5,360
    7,515   TN Metropolitan Government Nashville & Davidson County Housing
              & Facilities Board Revenue, Mary Queen of Angels Project,
              Series 2000, LOC: SunTrust Bank
              2.290% 07/01/32(a)..........................................        7,515
    3,555   TN Metropolitan Government Nashville & Davidson County
              Industrial Development Board Revenue Nashville Apartment
              Properties Project, Series 1995-2, LOC: AmSouth Bank, N.A.
              2.390% 09/01/15(a)(b).......................................        3,555
    2,200   TN Metropolitan Government Nashville & Davidson County Health
              & Educational Facilities Board Revenue, Vanderbilt
              University, Series 2002B,
              2.320% 10/01/32(a)..........................................        2,200

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
$   4,520   TN Shelby County Health Educational & Housing Facilities Board
              Revenue, Memphis University School Project, Series 2002,
              LOC: SunTrust Bank
              2.310% 10/01/22(a)..........................................   $    4,520
    5,170     St. Benedict Auburndale School, Series 2003, LOC: AM South
              2.320% 05/01/33(a)..........................................        5,170
    3,500     St. Mary's Episcopal School Project, Series 2004, LOC: First
              Tennessee Bank
              2.580% 12/01/34(a)..........................................        3,500
    4,150   TN Williamson County Industrial Development Board Revenue
              Educational Facility St. Matthew School Project, Series
              2004, LOC: SunTrust Bank
              2.340% 07/01/24(a)..........................................        4,150
                                                                             ----------
                                                                                117,290
                                                                             ----------
            TEXAS -- 15.7%
   21,930   TX Water Development Board Revenue, Refunding, State Revolving
              Fund, Series 2003, LOC: JPMorgan Chase Bank
              2.300% 07/15/22(a)..........................................       21,930
   32,198   TX Austin City
              2.300% 04/12/05(a)..........................................       32,198
    4,982   TX Brazosport Independent School District, Series 2003,
              2.320% 08/15/10(a)(b).......................................        4,982
    5,190   TX Bridgeport, GO, Independent School District, Series 2004,
              2.320% 02/15/09(a)(b).......................................        5,190
    4,815   TX Canutillo Independent School District, GO, Series 2003,
              2.320% 08/15/22(a)(b).......................................        4,815
    6,800   TX Cypress Fairbanks Independent School District, Series 2005,
              Insured: PSFG
              2.320% 02/15/20(a)(b).......................................        6,800
    4,490   TX Dallas Independent School District, GO, Series 2004,
              Insured: PSFG
              2.320% 08/15/24(a)..........................................        4,490
    4,600   TX Denton County, GO, Series 2005, Insured: MBIA
              2.320% 07/15/10(a)(b).......................................        4,600
    5,340   TX Denton Utilities System, Series 2004, Insured: MBIA
              2.320% 12/01/24(b)..........................................        5,340
    9,600   TX Grand Prairie Housing Finance Corporation Multi-Family
              Housing Revenue, Lincoln Property Project, Series 1993,
              2.300% 06/01/10(a)..........................................        9,600

   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
$   9,000     Windbridge Grand Prairie Project, Series 1993,
              2.300% 06/01/10(a)(b).......................................   $    9,000
            TX Gregg County Housing Finance Corporation Multi-Family
              Housing Revenue Refunding, Summer Green Project, Series
              2004A:
    2,660     2.310% 02/15/23(a)..........................................        2,660
    5,155     2.310% 02/15/23(a)..........................................        5,155
    3,800   TX Harris County Health Facilities Development Corp. Special
              Facilities Revenue, Texas Medical Center Project, Series
              1999B, Insured: FSA LOC: JPMorgan Chase Bank
              2.300% 05/15/29(a)..........................................        3,800
    3,690   TX Hays County Independent School District, GO, Series 2005,
              Insured: PSFG
              2.320% 08/15/25(a)(b).......................................        3,690
    9,995   TX Houston Independent School District, GO, Series 2004,
              Insured: FSA
              1.800% 06/14/05(d)..........................................        9,995
    5,185   TX Houston Utility System Revenue Series 2004, Insured: FSA
              2.320% 05/15/20(a)(b).......................................        5,185
   12,495   TX Houston Water & Sewer Systems Revenue, Series 2002,
              Insured: MBIA
              2.300% 12/01/23(a)(d).......................................       12,495
   11,490   TX Hunt Memorial Hospital District Revenue, Series 1998,
              Insured: FSA
              2.330% 08/15/17(a)..........................................       11,490
    2,000   TX Lower Colorado River Authority Transmission Contract
              Revenue, Series 2004-623, Insured: FGIC
              2.320% 11/15/09(a)(b).......................................        2,000
   64,570   TX Municipal Power Agency Revenue, Floating Rate Trust
              Receipts, Series 2004, Insured: FGIC
              2.310% 09/01/11(a)(b).......................................       64,570
    9,990   TX North Central Health Facility Development Corporation
              Revenue, Series 2004, Insured: MBIA
              2.320% 07/11/12(a)(b).......................................        9,990
   18,340   TX North East Independent School District GO, Series
              2000PT-1249,
              2.320% 02/01/21(a)(b).......................................       18,340
   10,580   TX Nueces County, GO, Series 2004, Insured: AMBAC
              2.320% 02/15/12(a)(b).......................................       10,580
            TX Public Finance
    5,000     1.950% 04/06/05.............................................        5,000
   10,000     1.990% 05/10/05.............................................       10,000

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 78

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
$   4,900   TX San Antonio Health Facilities Development Corp. Revenue,
              Ctrc Clinical Foundation Project, LOC: Wells Fargo Bank N.A.
              2.280% 06/01/20(a)..........................................   $    4,900
   23,000   TX San Antonio Water Revenue Series 2003A, Insured: MBIA
              2.270% 05/15/33(a)..........................................       23,000
   42,170   TX Small Business Industrial Development Corporation IDR Texas
              Public Facilities Capital Access, Series 1986, LOC: KBC Bank
              N.V.
              2.300% 07/01/26(a)..........................................       42,170
    5,945   TX Spring Independent School District, GO, Series 2005,
              Insured: FGIC
              2.320% 08/15/26(a)(b).......................................        5,945
    3,250   TX State TRAN, Series 2004D,
              2.270% 08/31/05(a)(b).......................................        3,250
  100,000     Series 2004,
              3.000% 08/31/05.............................................      100,569
   32,000   TX University of Texas Permanent University Fund, Series
              2005A,
              3.500% 10/05/05(a)..........................................       32,229
    9,700   TX West Side Calhoun County Development Corporation PCR, Sohio
              Chemical Corporation Project Series 1985,
              2.300% 12/01/15(a)..........................................        9,700
    8,135   TX Williamson County Putable Receipts Series 1998, Insured:
              FSA
              2.320% 02/15/21(a)(b).......................................        8,135
                                                                             ----------
                                                                                513,793
                                                                             ----------
            UTAH -- 0.1%
    3,500   UT Salt Lake County Pollution Control Revenue Refunding,
              Service Station Holdings Project B, Series 1994, LOC:
              British Pete PLC
              2.300% 08/01/07(a)..........................................        3,500
                                                                             ----------
            VIRGINIA -- 0.7%
    2,705   VA Alexandria Industrial Development Authority Revenue,
              American Red Cross Project, Series 1989, LOC: First Union
              National Bank
              2.340% 01/01/09(a)(b).......................................        2,705
    3,900   VA Front Royal & Warren County IDR, Hospital Facility Warren
              Memorial Hospital Project, Series 2003, LOC: Branch Banking
              & Trust
              2.270% 05/01/23(a)(b).......................................        3,900

   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
$   1,700   VA Hanover County Virginia Industrial Development Authority,
              Residential Care Facility Revenue, Series 1999, LOC: Branch
              Banking & Trust Co.
              2.270% 07/01/29(a)(b).......................................   $    1,700
   12,050   VA Rockingham County Industrial Development Authority,
              Residential Care Facility Revenue, Sunnyside Presbyterian
              Project, Series 2003, LOC: Branch Banking & Trust
              2.270% 12/01/33(a)..........................................       12,050
    2,000   VA Spotsylvania County Industrial Development Authority IDR,
              Carlisle Corporation Project, Series 1993, LOC: SunTrust
              Bank
              2.290% 06/01/08(a)(b).......................................        2,000
                                                                             ----------
                                                                                 22,355
                                                                             ----------
            WASHINGTON -- 0.7%
    8,960   WA Broadway Office Properties Revenue, Series 2002, Insured:
              MBIA
              2.320% 06/01/10(a)(b).......................................        8,960
    7,340   WA State, GO, Series 2004, Insured: AMBAC
              2.320% 01/01/12(a)(b).......................................        7,340
    3,600   WA State Housing Finance Commission Nonprofit Housing Revenue
              Rockwood Retirement Program A, Series 1999, LOC: Wells Fargo
              Bank N.A.
              2.310% 01/01/30(a)..........................................        3,600
    4,000   WA State Public Power Supply System, Nuclear Project No. 3
              Revenue, Series 1990 Insured: MBIA
              (c) 07/01/05................................................        3,984
                                                                             ----------
                                                                                 23,884
                                                                             ----------
            WEST VIRGINIA -- 0.4%
    7,700   WV Marshall County Pollution Control Revenue, Mountaineer
              Carbon Company Project, Series 1985, LOC: Standard Oil Co.
              2.300% 12/01/20(a)..........................................        7,700
    5,000   WV University of West Virginia Series 2005, Insured: FGIC
              2.320% 10/01/12(a)(b).......................................        5,000
                                                                             ----------
                                                                                 12,700
                                                                             ----------
            WISCONSIN -- 2.3%
    5,210   WI Allouez, GO, Series 2004, Insured: AMBAC
              2.320% 04/01/24(a)(b).......................................        5,210
    3,600   WI Appleton IDR, Series 1994, U.S. Bank N.A.
              2.350% 12/15/09(a)..........................................        3,600

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


   PAR                                                                          VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            WISCONSIN -- (CONTINUED)
$   6,635   WI Center District Tax Revenue, Series 2004, Insured: MBIA
              2.320% 12/15/21(a)(b).......................................   $    6,635
    8,580   WI State Health & Educational Facilities Authority Revenue
              Series 2003, Insured: MBIA
              2.150% 08/15/19(a)(d).......................................        8,580
   15,900     Wheaton Franciscan Services, Series 2003, Insured: MBIA LOC:
              U.S. Bank Trust, N.A.
              2.300% 08/15/16(a)(b).......................................       15,900
    3,500   WI State Health & Educational Facility Authority Revenue,
              Mequon Jewish Project, Series 2003, LOC: Bank One N.A.
              2.320% 07/01/28(a)..........................................        3,500
   10,030   WI State, GO, Series 2004, Insured: FSA
              2.320% 05/01/08(a)(b).......................................       10,030
    3,700   WI Wind Point Revenue, The Johnson Foundation Project, Series
              2000, LOC: Harris Trust & Savings Bank
              2.330% 09/01/35(a)..........................................        3,700
   18,850   WY Uinta County Pollution Control, Chevron U.S.A., Inc.,
              Project, Series 1993,
              2.280% 08/15/20(a)..........................................       18,850
                                                                             ----------
                                                                                 76,005
                                                                             ----------
            WYOMING -- 0.3%
   10,000   WY State Education Fund, Tax & Revenue Anticipation Notes
              Series 2004,
              3.000% 06/24/05(a)..........................................       10,021
                                                                             ----------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $3,212,722)...........................................    3,212,722
                                                                             ----------
            VARIABLE RATE DEMAND NOTES(E) -- 0.2%
    7,937   Municipal Electric Authority, Georgia Revenue
              1.940% 04/18/05.............................................        7,937
                                                                             ----------
            TOTAL VARIABLE RATE DEMAND NOTES
              (Cost $7,937)...............................................        7,937
                                                                             ----------

                                                                                VALUE
                                                                                (000)
----------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $3,220,659)(f)..............................      98.1%  $3,220,659
                                                                             ----------
            OTHER ASSETS AND
              LIABILITIES (NET).................................       1.9%      62,457
                                                                             ----------
            NET ASSETS..........................................     100.0%  $3,283,116
                                                                             ==========

---------------

Notes to Investment Portfolio:

(a)
  Variable rate security. The interest rate shown reflects the rate as of March 31, 2005.
(b)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $793,502 which represents 24.2% of net assets.
(c)
  Zero coupon bond.
(d)
  Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Fund has valued the investment. Illiquid securities are valued at amortized costs, which approximates the fair market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. At March 31, 2005, these securities amounted to $48,555, which represents 1.5% of net assets. (See Note 6)
(e)
  Variable rate demand note. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rate changes periodically and the interest rate shown reflects the rate as of March 31, 2005.
 (f)
  Cost for federal income tax purposes is $3,220,659. See Note 5 for additional information.

ABBREVIATIONS:

AMBAC    --   Ambac Assurance Corp.
FGIC     --   Financial Guaranty Insurance Co.
FSA      --   Financial Security Assurance Inc.
GO       --   General Obligation
LOC      --   Letter of Credit
MBIA     --   MBIA Insurance Corp.
PCR      --   Pollution Control Revenue
PUTTERS  --   Puttable Tax Exempt Receipts
TAN      --   Tax Anticipation Note

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 80

NATIONS MONEY MARKET FUNDS

Nations California Tax-Exempt Reserves

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
          MUNICIPAL BONDS AND NOTES -- 100.8%
          CALIFORNIA -- 96.9%
$14,200   CA ABAG Finance Authority for Non-Profit Corporations,
            California Multi-Family Revenue, Fine Arts Building Project,
            Series 2002A, AMT, FNMA Liquidity Facility
            2.320% 07/15/35(a)..........................................   $   14,200
 12,000     Lease Pass Through Obligations, Series 2003A, LOC: Societe
            Generale
            2.340% 07/01/08(a)..........................................       12,000
  7,825   CA ABN AMRO Munitops Certificates Trust, Series 2004, Insured:
            FSA
            2.310% 06/01/12(a)(b).......................................        7,825
  8,895     Series 2003, Insured: FGIC
            2.310% 08/01/11(a)(b).......................................        8,895
  7,590     Series 2004, Insured: FGIC
            2.310% 07/01/11(a)(b).......................................        7,590
  8,575     Insured: MBIA
            2.310% 08/01/12(a)(b).......................................        8,575
  2,400   CA Alameda Contra Costa County Schools Financing Authority,
            Certificates of Participation, Capital Improvements
            Financing Project, Series 1997E, LOC: Bank of Nova Scotia
            2.300% 06/01/22(a)..........................................        2,400
  3,025     Series 1997, LOC: Scotiabank
            2.300% 07/01/23(a)..........................................        3,025
  1,290     Series 2000F, LOC: KBC Bank N.V.
            2.350% 08/01/23(a)..........................................        1,290
    620     Series 2000I, Insured: AMBAC
            2.300% 08/01/29(a)..........................................          620
  8,100     Series 1999G, Insured: AMBAC
            2.370% 08/01/24(a)..........................................        8,100
    800     Certificates of Participation, Capital Improvements
            Financing Project, Series 1997D, LOC: Bank of Nova Scotia
            2.300% 07/01/18(a)..........................................          800
  6,480   CA Alameda County Corridor Transportation Authority Revenue,
            Series 1999C-1, Insured: MBIA
            2.310% 10/01/13(a)(b).......................................        6,480
  5,400   CA Alameda County Industrial Development Authority Revenue,
            Edward L Shimmon Inc Project, Series 1996A, AMT, LOC: Bank
            of the West, BNP Paribas
            2.320% 11/01/26(a)..........................................        5,400
  2,860   CA Alameda County, IDR, Segale Brothers Wood Production
            Project, Series 2002, AMT, LOC: Bank of the West
            2.380% 10/01/32(a)..........................................        2,860
 35,000   CA Bay Area Toll Authority Toll Bridge Revenue, Series 2004B,
            Insured: AMBAC
            2.260% 04/01/39(a)..........................................       35,000

  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
          CALIFORNIA -- (CONTINUED)
$ 1,700   CA Carlsbad, California Unified School District Certificates
            of Participation, School Facilities Bridge Funding Program,
            Series 2001,
            2.230% 09/01/24(a)..........................................   $    1,700
  3,185   CA Carson Redevelopment Agency,
            Series 2003, Insured: MBIA
            2.310% 10/01/19(a)(b).......................................        3,185
 13,000   CA City Of Long Beach,
            2.350% 05/15/15(a)(b).......................................       13,000
  1,350   CA Clovis Unified School District,
            2.400% 08/01/28(a)(b).......................................        1,350
  5,440   CA Colton Joint Unified School District, GO, Series 2004,
            Insured: FGIC
            1.600% 02/01/12(a)(c).......................................        5,440
 35,390   CA Community College Financing Authority Revenue, Series
            2004D, Lehman Liquidity Company,
            2.310% 07/29/05(a)(c).......................................       35,390
  5,000   CA Duarte Redevelopment Agency Revenue, Certificates of
            Participation, Johnson Duarte Partners Project, Series
            1984B, LOC: General Electric Capital Corporation
            2.260% 12/01/14(a)..........................................        5,000
  7,000   CA Duarte Redevelopment Agency, Certificates of Participation,
            Piken Duarte Partners Project, Series 1984A, LOC: General
            Electric Capital Corporation
            2.260% 12/01/14(a)(b).......................................        7,000
  4,080   CA East Bay Municipal Utility District,
            Water System Revenue, Series 2003, Insured: MBIA
            2.310% 06/01/19(a)(b).......................................        4,080
 35,710   CA Eastern Municipal Water District,
            Water & Sewer Revenue, Certificates Participation, Series
            2003B, Insured: MBIA
            2.230% 07/01/33(a)..........................................       35,710
 14,275   CA Educational Facilities Authority Revenue, Series 2000A,
            LOC: Societe Generale
            2.310% 10/01/27(a)(b).......................................       14,275
  6,300     Series 1999, LOC: Bank of the West
            2.310% 01/01/25(a)..........................................        6,300
 14,000   CA Fontana Unified School District,
            TRAN, Series 2004,
            2.500% 07/06/05.............................................       14,033
 31,695   CA Fremont, Certificates of Participation, Capital Improvement
            Funding Project, Series 2001, LOC: ScotiaBank
            2.270% 08/01/30(a)..........................................       31,695
  3,535     Union High School District, Santa Clara County,
            2.300% 09/01/23(a)(b).......................................        3,535

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations California Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
          CALIFORNIA -- (CONTINUED)
$   335   CA Fresno Airport Revenue,
            Series 2000B, AMT, Insured: FSA
            5.000% 07/01/05.............................................   $      338
 50,000   CA Fresno County, TRAN, Series 2004-5, AMT, Insured: FSA
            3.000% 06/30/05.............................................       50,172
  5,500   CA Fullerton School District,
            GO, Series 2002, Insured: FGIC
            2.300% 08/01/21(a)(b).......................................        5,500
  1,745   CA Goleta Water District Revenue,
            Certificates of Partnership, Series 2003, Insured: MBIA
            2.310% 12/01/22(a)(b).......................................        1,745
 26,100   CA Health Facilities Financing Authority Revenue, Catholic
            Healthcare Facility, Series 2004K, LOC: Bank One N.A.
            2.280% 07/01/33(a)..........................................       26,100
 11,745     Catholic Healthcare Project, Series 1988B, Insured: MBIA
            2.140% 07/01/16(a)..........................................       11,745
  6,920     Hospital Adventist, Series A,
            2.280% 09/01/28(a)..........................................        6,920
 10,995     Series 1999C-6, Insured: FSA
            2.310% 06/01/12(a)(b).......................................       10,995
 10,465   CA Housing Finance Agency Revenue,
            Home Mortgage, Series J, Insured: MBIA, LOC: Lloyds Bank PLC
            2.350% 02/01/33(a)..........................................       10,465
  1,500     Multi-Family Housing, Series 2002III-A,
            2.320% 02/01/37(a)..........................................        1,500
  6,715     Multi-Family Housing, Series A,
            2.370% 02/01/35(a)..........................................        6,715
  7,535     Series 2000, AMT, LOC: State Street Bank & Trust Company
            2.400% 08/01/29(a)..........................................        7,535
  4,800     Series 2001E, AMT, Insured: GO of Agency
            2.320% 02/01/36(a)..........................................        4,800
 24,285     Series 2002Q, AMT, Bank of Nova Scotia Liquidity Facility
            2.320% 08/01/33(a)..........................................       24,285
  8,040     Series 2004E-2, AMT,
            1.650% 02/01/35(a)..........................................        8,040
 22,000     Series A, Insured: GO of Agency
            2.330% 08/01/36(a)..........................................       22,000
  4,000   CA Housing Finance Agency,
            Series 2004,
            2.360% 11/01/07(a)(b).......................................        4,000
 10,000     Series B,
            2.375% 08/01/35(a)..........................................       10,000
  5,650   CA Indio Multi-Family Housing Revenue, Series 1996A,
            2.260% 08/01/26(a)..........................................        5,650
  3,560     Western Federal Savings Project, Series 1985, LOC: Wells
            Fargo & Company
            2.380% 06/01/05(a)..........................................        3,560

  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
          CALIFORNIA -- (CONTINUED)
$14,000   CA Infrastructure & Economic Development Bank Revenue,
            J Paul Getty Trust, Series D,
            2.250% 04/01/33(a)..........................................   $   14,000
 29,450     Series 2001, LOC: Bank of New York LOC: Bank of California
            State Teacher
            2.240% 11/15/37(a)..........................................       29,450
 22,070     Series 2003A, Insured: AMBAC
            2.310% 07/01/37(a)(b).......................................       22,070
  7,000     Insured: FGIC
            2.310% 07/01/29(a)(b).......................................        7,000
  4,000     LOC: Wells Fargo Bank N.A.
            2.280% 09/01/28(a)..........................................        4,000
 15,000     Series 2003B, AMT,
            2.250% 04/01/33(a)..........................................       15,000
  5,100   CA Infrastructure & Economic Development Bank, IDR, Kruger &
            Sons Inc. Project, Series 2002, AMT LOC: Bank of the West
            2.400% 11/01/28(a)..........................................        5,100
  2,380     Series 2003, AMT, LOC: Mellon Bank
            2.450% 08/01/28(a)..........................................        2,380
 10,974   CA Irvine Improvement Bond Act 1915, Assessment District 03-19
            Series 2004, LOC: Bank Of New York
            2.280% 09/02/29(a)..........................................       10,974
  4,900   CA Lassen Municipal Utility District Revenue, Series 1996A,
            2.360% 05/01/08(a)..........................................        4,900
  4,000   CA Long Beach, Aquarium of The Pacific
            6.125% 07/01/15.............................................        4,120
  3,515     Harbor Revenue, Series 2002B, AMT, Insured: MBIA
            3.000% 05/15/05.............................................        3,520
  4,997     Municipal Securities Trust Receipts Revenue, Series 1998C-1,
            AMT, Insured: FGIC
            2.330% 05/15/07(a)(b).......................................        4,997
 11,800   CA Los Angeles Community Redevelopment Agency,
            Multi-Family Housing Revenue Refunding, Grand Promenade
            Project, Series 2002,
            2.260% 04/01/32(a)..........................................       11,800
 17,965     Multi-Family Housing Revenue, Second & Central Apartment
            Project, Series 2003A, AMT,
            2.260% 12/01/38(a)..........................................       17,965
 63,785   CA Los Angeles County Housing Authority, Multi Family Housing
            Revenue,
            2.360% 10/01/31(a)(b).......................................       63,785

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 82

NATIONS MONEY MARKET FUNDS

Nations California Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
          CALIFORNIA -- (CONTINUED)
$11,645   CA Los Angeles County Metropolitan Transportation Authority,
            Sales Tax Revenue, Series 2002, Insured: MBIA
            2.300% 01/01/07(a)(b).......................................   $   11,645
  9,700     Series 2004A, Insured: MBIA
            2.310% 07/01/34(a)(b).......................................        9,700
 64,905   CA Los Angeles County Tax & Revenue, Series 2004A,
            3.000% 06/30/05.............................................       65,062
            Series 2004,
 37,000     3.000% 06/30/05.............................................       37,134
 30,000     3.500% 06/30/05.............................................       30,145
 20,000     6.000% 06/30/05.............................................       20,196
          CA Los Angeles Department of Airports,
  8,700     1.990% 04/05/05(a)..........................................        8,700
  6,800     1.990% 04/05/05(a)..........................................        6,800
 18,700     Sub Los Angeles International Airport, Series 2002C-1, LOC:
            Bayerische Landesbank LOC: JPMorgan Chase Bank
            2.230% 05/15/20(a)..........................................       18,700
          CA Los Angeles Metropolitan Transportation,
 43,000     1.900% 04/06/05(a)..........................................       43,000
 10,000     2.090% 07/21/05(a)..........................................       10,000
 14,705   CA Los Angeles Unified School District, TRAN, Series 2004A,
            3.000% 09/01/05.............................................       14,796
  9,800   CA Los Angeles Water & Power Revenue, Power Systems, Series
            2002A-4,
            2.280% 07/01/35(a)..........................................        9,800
 12,995     Series 2001, Insured: MBIA
            2.310% 01/01/09(a)(b).......................................       12,995
  5,100   CA M S R Public Power Agency,
            San Juan Project Revenue, Refunding Subordinated Lien,
            Series E, Insured: MBIA
            2.230% 07/01/22(a)..........................................        5,100
 17,000   CA Metropolitan Water District of Southern California,
            2.260% 07/01/35(a)..........................................       17,000
  8,450     Waterworks Revenue Series 2004A-1,
            2.230% 07/01/23(a)..........................................        8,450
  8,600     Series 2000B-1, VRDB, SPA: Westdeutsche Landesbank GZ
            2.280% 07/01/35(a)..........................................        8,600
 20,430   CA Modesto, District Certification of Partnership, Series
            2003, Insured: MBIA
            2.300% 07/01/25(a)(b).......................................       20,430
  4,290   CA Morgan Hill United School District, GO, Series 2000S,
            Insured: FGIC
            2.300% 08/01/25(a)..........................................        4,290

  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
          CALIFORNIA -- (CONTINUED)
$15,290   CA Multi-Family Housing Revenue,
            Turnleaf Apartments Project, Series 2003A,
            2.290% 06/01/36(a)..........................................   $   15,290
  5,915   CA Newport Mesa Unified School District, GO, Series 2003,
            Insured: FGIC
            2.310% 08/01/20(a)(b).......................................        5,915
  7,000   CA North California Transportation Agency,
            1.950% 04/07/05(a)..........................................        7,000
 11,800   CA Oakland Redevelopment Agency Revenue, Series 2003, Insured:
            FGIC
            2.300% 03/01/11(a)(b).......................................       11,800
 12,700   CA Orange County Housing Authority,
            Apartment Development Revenue Refunding, Oasis Martinique
            Project, Series 1998I,
            2.270% 06/15/28(a)..........................................       12,700
  8,425   CA Orange County Special Financing Authority Revenue, Series
            1995B, Insured: AMBAC
            2.290% 11/01/14(a)(b).......................................        8,425
 23,775     Series 1995C, Insured: AMBAC
            2.290% 11/01/14(a)..........................................       23,775
 11,085     Series 1995D, Insured: AMBAC
            2.290% 11/01/14(a)..........................................       11,085
 10,625   CA Orange County Special Financing Housing Authority, Teeter
            Plan Revenue, Series 1995E, Insured: AMBAC
            2.290% 11/01/14(a)..........................................       10,625
  4,575   CA Orange County Water District Revenue, Certificates of
            Participation, Series 2003, Insured: MBIA
            2.300% 02/15/11(a)(b).......................................        4,575
  1,900   CA Oxnard Financing Authority,
            Series B, Insured: AMBAC
            2.280% 06/01/34(a)..........................................        1,900
    115   CA Pajaro Valley Unified School District, Certificates of
            Participation, School Facilities Bridge Funding Project,
            Series 2000, Insured: FSA
            2.230% 09/01/23(a)..........................................          115
  5,285   CA Pasadena Water Revenue,
            Series 2003, Insured: SBPA
            2.300% 06/01/27(a)(b).......................................        5,285
  7,500   CA Pasadena, Certificates of Participation, City Hall & Park
            Improvement Projects, Insured: AMBAC LOC: State Street Bank
            & Trust Company
            2.290% 02/01/33(a)..........................................        7,500
  5,885   CA Peralta Community College District, GO, Series 2004,
            Insured: MBIA
            2.300% 08/01/08(a)(b).......................................        5,885

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations California Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
          CALIFORNIA -- (CONTINUED)
$ 2,900   CA Pleasanton, Multi-Family Housing Revenue, Bernal Apartment
            Project, Series 2001A,
            2.340% 09/15/34(a)..........................................   $    2,900
 32,300   CA Pollution Control Financing Authority, Pollution Control
            Revenue, Refunding Pacific E, LOC: JPMorgan Chase Bank
            2.290% 11/01/26(a)..........................................       32,300
 13,400     Sierra Pacific Industries Project, Series 1993, LOC: Wells
            Fargo Bank N.A.
            2.300% 02/01/13(a)..........................................       13,400
  2,500     Solid Waste Disposal, Blue Line Transfer Project, Series
            2002A, AMT LOC: Wells Fargo
            2.360% 08/01/14(a)..........................................        2,500
  1,100     Santa Clara Valley Industries Project, Series 1998A, AMT
            LOC: Comerica Bank
            2.410% 03/01/18(a)(b).......................................        1,100
 25,045   CA Pomona, Certificates of Participation, LOC: HSH Nordbank
            Agency
            2.280% 01/01/34(a)..........................................       25,045
  4,290   CA Poway Redevelopment Agency,
            Tax Allocation, Series 2003R, Insured: MBIA
            2.310% 06/15/20(a)(b).......................................        4,290
  7,490   CA Poway Unified School District,
            GO, Series 2004 Insured: MBIA
            2.300% 08/01/08(a)(b).......................................        7,490
 12,600   CA Riverside County Housing Authority, Multi-Family Housing
            Revenue, Series 1998A, AMT Insured: FHLMC
            2.350% 01/15/29(a)..........................................       12,600
  1,600   CA Riverside Electric Revenue,
            Series 1998, Insured: AMBAC
            2.310% 10/01/11(a)(b).......................................        1,600
  5,965   CA Rowland Unified School District,
            GO, Series 2003, Insured: FSA
            2.310% 08/01/22(a)(b).......................................        5,965
 16,300   CA Sacramento Cogeneration Authority, Cogeneration Project
            Revenue, Procter & Gamble Project, Series 2003,
            6.500% 07/01/21(a)..........................................       16,805
  5,000     Prerefunded 07/01/05
            6.500% 07/01/14(a)..........................................        5,156
  3,750   CA Sacramento County Housing Authority, Multi-Family Housing
            Revenue Refunding, Sun Valley Apartments Project, Series F,
            2.310% 02/15/31(a)..........................................        3,750
 10,200   CA Sacramento County Multi-Family Housing Revenue Refunding,
            Woodbridge Apartments Project, Series 2004B,
            2.260% 06/15/34(a)..........................................       10,200

  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
          CALIFORNIA -- (CONTINUED)
$12,000   CA Sacramento County Housing Authority, Multi-Family Housing
            Revenue Refunding, Pointe Natomas Apartments Project, Series
            2001E,
            2.260% 02/15/31(a)..........................................   $   12,000
  3,580   CA San Bernardino County Housing Authority, Multi-Family
            Housing Revenue, Indian Knoll Apartments Project, Series
            1985A, Insured: FNMA
            2.310% 06/01/05(a)..........................................        3,580
  3,500     Multi-Family Housing Revenue,
            2.290% 06/01/05(a)..........................................        3,500
  3,030     Multi-Family Revenue Refunding, Arrowview Park Apartments
            Project, Series 1992A, LOC: Redlands Federal Bank
            2.260% 09/01/22(a)..........................................        3,030
  3,300   CA San Bernardino County,
            Certificates of Participation, County Center Refinancing
            Project, Series 1996,
            2.280% 07/01/15(a)..........................................        3,300
  1,075   CA San Diego Unified Port District Revenue, Series A, Insured:
            MBIA
            4.000% 09/01/05.............................................        1,083
 14,000   CA San Francisco City & County Housing Authority, Multi-Family
            Revenue, Series 2004, LOC: Citibank N.A.
            2.300% 09/01/49(a)..........................................       14,000
 12,700   CA San Francisco City & County Redevelopment Agency,
            Multi-Family Housing Revenue Refunding, Fillmore Center
            Project, Series 1992A, LOC: Credit Suisse
            2.290% 12/01/17(a)..........................................       12,700
 15,925     Fillmore Center Project, Series 1992B-1, Insured: Credit
            Suisse Boston
            2.290% 12/01/17(a)..........................................       15,925
  3,000     Series 1992, AMT, LOC: Credit Suisse
            2.300% 12/01/17(a)..........................................        3,000
  7,200     South Harbor Project, Series 1986, LOC: Credit Local de
            France
            2.270% 12/01/16(a)..........................................        7,200
 16,140     Multi-Family Housing Revenue, Notre Dame Apartments Project,
            Series 2000G, AMT, LOC: Citibank N.A.
            2.320% 12/01/33(a)..........................................       16,140
  8,305   CA San Francisco City & County,
            Multi-Family Housing Revenue, 8th & Howard Family
            Apartments, Series 2000B, AMT, LOC: Citibank N.A.
            2.210% 12/01/34(a)..........................................        8,305

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 84

NATIONS MONEY MARKET FUNDS

Nations California Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
          CALIFORNIA -- (CONTINUED)
$23,000   CA San Joaquin Transportation Authority,
            2.060% 07/19/05(a)..........................................   $   23,000
          CA San Jose Financing Authority
  1,798     2.100% 07/01/05(a)..........................................        1,798
  1,367     2.170% 07/01/05(a)..........................................        1,367
    885     2.200% 07/01/05(a)..........................................          885
  6,520     Lease Revenue, Series 2003, Insured: AMBAC
            2.300% 06/01/10(a)(b).......................................        6,520
    450     Series 2004, LOC: State ST/Calstrs
            2.020% 07/01/05(a)..........................................          450
 10,496   CA San Jose Multi-Family Financing Authority, LOC: State
            Street Bank & Trust LOC: California State Teachers
            Retirement System
            1.850% 07/01/05(a)..........................................       10,496
  6,494   CA San Jose Multi-Family Housing Revenue, Sunset Square
            Apartments Project, Series E,
            2.370% 06/01/34(a)..........................................        6,494
 11,500     Pollard Plaza Apartments Project, Series 2002D,
            2.280% 08/01/35(a)..........................................       11,500
  3,700     Series 1990, LOC: Wells Fargo & Company
            2.300% 02/01/20(a)..........................................        3,700
  5,190   CA San Ramon Valley Unified School District, Series 2004,
            2.300% 08/01/23(a)(b).......................................        5,190
  4,365   CA Santa Rosa High School District,
            GO, Series 2004, Insured: MBIA
            2.300% 08/01/11(a)(b).......................................        4,365
 15,965   CA Santa Rosa Housing Authority,
            Multi-Family Housing Revenue, Apple Creek Apartments, Series
            1995E, Insured: FHLMC
            2.300% 03/01/12(a)..........................................       15,965
  3,040   CA Santa Rosa Wastewater Revenue,
            2.380% 09/01/31(a)(b).......................................        3,040
    500   CA Saratoga California Unified School District, Certificates
            of Participation, School Facility Bridge Funding, Series
            2001, Insured: FSA
            2.230% 09/01/26(a)..........................................          500
 37,830   CA Schools Cash Reserve Program Authority, Series 2004A,
            3.000% 07/06/05.............................................       37,962
 15,500   CA Simi Valley Community Development Agency, Multi-Family
            Housing Revenue, Series 1985A,
            2.300% 05/01/10(a)..........................................       15,500
 18,975   CA South Coast Local Education Agencies, TRAN, Series 2004,
            3.000% 06/30/05.............................................       19,033
 15,000   CA Southern California Home Financing Authority, Single Family
            Revenue, Series 2004B, AMT,
            1.450% 02/01/34(a)..........................................       15,000

  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
          CALIFORNIA -- (CONTINUED)
$15,980     Series 2004B,
            2.320% 02/01/35(a)..........................................   $   15,980
  4,930   CA Southern California Public Power Authority, Power Project
            Revenue, Series 2003, Insured: AMBAC
            2.300% 07/01/11(a)(b).......................................        4,930
  5,175   CA State Department of Water Resources Revenue, Series 2004,
            Insured: FGIC
            2.300% 12/01/10(a)(b).......................................        5,175
 15,250   CA State Department of Water Resources, Power Supply Revenue,
            0.536% 05/01/09(a)(b).......................................       15,250
            Series 2002 B-6,
  1,900     2.280% 05/01/22(a)..........................................        1,900
  5,200     Series 2002C-11, LOC: Bank of Nova Scotia LOC: KBC Bank N.V.
            2.230% 05/01/22(a)..........................................        5,200
 12,075     Series 2003, Insured: MBIA
            2.300% 05/01/11(a)(b).......................................       12,075
 11,000     Series C-10, LOC: Landesbank Hessen-Thuringen Girozentrale
            2.220% 05/01/22(a)..........................................       11,000
 45,100     Supply Revenue, Series 2002C-11, LOC: KBC Bank N.V.
            2.280% 05/01/22(a)..........................................       45,100
 12,000   CA State Economic Recovery Revenue,
            LOC: Bank Of New York
            Series 2004C-10, LOC: Banque Nationale de Paris
            2.270% 07/01/23(a)..........................................       12,000
  4,700   CA State Economic Recovery,
            2.310% 07/01/12(a)(b).......................................        4,700
  9,375     GO, Series 2004, Citibank N.A. Liquidity Facility
            1.700% 07/01/23(a)(c).......................................        9,375
 80,020     Series C-11, LOC: BNP Paribas
            2.240% 07/01/23(a)..........................................       80,020
  5,700     Series C-16, Insured: FSA LOC: Dexia Credit Local
            2.290% 07/01/23(a)..........................................        5,700
  3,100     Series C-4, LOC: JPMorgan Chase Bank
            2.330% 07/01/23(a)..........................................        3,100
  4,935   CA Statewide Communities Development Authority Revenue,
            Fairfax Senior Citizens Housing Project, Series 2000A,
            2.290% 09/15/30(a)..........................................        4,935
  5,000     Hanna Boys Center Project, Series 2002, LOC: Northern Trust
            Company
            2.250% 12/31/29(a)..........................................        5,000
  3,900     IDR, Multiple Peptide Systems Project, Series 2002A, AMT,
            LOC: Bank of the West
            2.400% 12/01/17(a)..........................................        3,900

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations California Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
          CALIFORNIA -- (CONTINUED)
$ 6,000   CA Statewide Communities Development Authority, Multi-Family
            Revenue, Maple Square Apartments Project, Series 2004, AMT,
            2.370% 08/01/39(a)..........................................   $    6,000
 10,900     Canion County Apartments, Series 2002M,
            2.340% 12/01/34(a)..........................................       10,900
  7,350     Greentree Senior Apartments, Series 2000P, AMT, Insured:
            FNMA Liquidity Facility
            2.310% 11/15/30(a)..........................................        7,350
  3,000     TRAN, Series 2004B-1, Insured: FSA
            3.500% 07/29/05.............................................        3,019
 15,000   CA State,
            3.000% 06/30/05.............................................       15,034
  5,970   CA Transit Finance Authority Revenue,
            Series 1997, Insured: FSA LOC: First Boston
            2.270% 10/01/27(a)..........................................        5,970
  3,000   CA Transmission Agency,
            1.880% 04/11/05(a)..........................................        3,000
 18,270   CA Transmission Agency of Northern California,
            California-Oregon Transmission Project,
            1.940% 04/01/05(a)..........................................       18,270
  9,100   CA Unified High School District,
            Certificates of Participation, Series 2001,
            2.230% 06/01/13(a)..........................................        9,100
  7,635   CA University of California Revenue,
            Series 2003, Insured: FSA
            2.300% 09/01/09(a)(b).......................................        7,635
          CA University Of California,
 10,000     1.920% 04/01/05(a)..........................................       10,000
 13,100     2.000% 05/02/05(a)..........................................       13,100
  5,000     2.060% 07/19/05(a)..........................................        5,000
  2,600   CA Vallecitos Water District,
            Water Revenue, Certificates of Participation, Oaks Reservoir
            Project, Series 1998, LOC: Credit Local de France
            2.230% 07/01/30(a)..........................................        2,600
  7,755   CA Vallejo, Certificates of Participation, Capital Improvement
            Project, Series 2003, LOC: Union Bank of California
            2.330% 12/01/23(a)..........................................        7,755
  7,845     Water Revenue, Series 2001A, LOC: KBC Bank NV
            2.370% 06/01/31(a)..........................................        7,845

  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
          CALIFORNIA -- (CONTINUED)
$ 5,970   CA West Contra Costa Unified School District, GO, Series 2004,
            Insured: FGIC
            2.300% 08/01/24(a)(b).......................................   $    5,970
                                                                           ----------
                                                                            2,059,814
                                                                           ----------
          PUERTO RICO -- 3.9%
 16,135   PR Commonwealth of Puerto Rico Highway & Transportation
            Authority Revenue, Series 1999, Insured: AMBAC
            2.280% 01/01/19(a)(b).......................................       16,135
 19,295     Series 2003, Insured: FGIC
            2.280% 01/01/11(a)(c).......................................       19,295
          PR Commonwealth of Puerto Rico Infrastructure Financing
            Authority,
  9,725     2.290% 10/01/34(a)(b).......................................        9,725
  9,000     2.290% 10/01/34(a)(b).......................................        9,000
  7,000   PR Commonwealth of Puerto Rico,
            GO, Series 2001, Insured: FSA
            2.300% 07/01/27(a)(b).......................................        7,000
  5,065   PR Public Financing Corporation,
            Series 2004,
            2.290% 08/01/30(a)(b).......................................        5,065
  1,750   PR Puerto Rico Electric Power Authority,
            2.290% 07/01/12(a)(b).......................................        1,750
 14,210   PR Puerto Rico Public Buildings Authority Revenue Series 2004,
            Insured: FGIC
            2.280% 01/01/13(a)(b).......................................       14,210
                                                                           ----------
                                                                               82,180
                                                                           ----------
          TOTAL MUNICIPAL BONDS AND NOTES
            (Cost $2,141,994)...........................................    2,141,994
                                                                           ----------
          TOTAL INVESTMENTS
            (Cost $2,141,994)(d)..............................     100.8%   2,141,994
                                                                           ----------
          OTHER ASSETS AND LIABILITIES (NET)..................      (0.8)%    (16,500)
                                                                           ----------
          NET ASSETS..........................................     100.0%  $2,125,494
                                                                           ==========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 86

NATIONS MONEY MARKET FUNDS

Nations California Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


---------------

(a)
  Variable rate security. The interest rate shown reflects the rate as of March 31, 2005.

(b)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $460,717, which represents 21.8% of net assets.

(c)
  Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Fund has valued the investment. Illiquid securities are valued at amortized costs, which approximates the fair market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. At March 31, 2005, these securities amounted to $69,500, which represents 3.3% of net assets (See Note 6).

(d)
  Cost for federal income tax purposes is $2,141,994. See Note 5 for additional information.

ABBREVIATIONS:

AMBAC  --   Ambac Assurance Corp.
AMT    --   Alternative Minimum Tax
FGIC   --   Financial Guaranty Insurance Co.
FHLMC  --   Insured by Federal Home Loan Mortgage Corp.
FNMA   --   Federal National Mortgage Association
FSA    --   Financial Security Assurance Inc.
GO     --   General Obligation
IDR    --   Industrial Development Revenue
LOC    --   Letter of Credit
MBIA   --   MBIA Insurance Corp.
SPA    --   Standby Purchase Agreement
SBPA   --   Standby Bond Purchase Agreement
TRAN   --   Tax Revenue Anticipation Note
VRDB   --   Variable Rate Demand Bond

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations New York Tax-Exempt Reserves

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


 PAR                                                                        VALUE
(000)                                                                       (000)
-----------------------------------------------------------------------------------
         MUNICIPAL BONDS AND NOTES -- 99.4%
         NEW YORK -- 93.7%
$  100   NY Auburn New York City School District, GO, Series 1997,
           Insured: FGIC
           4.550% 12/01/05(a)..........................................   $    101
   800   NY City Housing Development Corp. Multifamily Rental Housing
           Revenue,
           Brittany Development, Series 2001,
           2.270% 06/15/29(a)..........................................        800
   150     Lyric Development, Series 2001,
           2.270% 11/15/31(a)..........................................        150
 2,000   NY Dutchess County Industrial Development Agency, Marist
           College, Series 2005, LOC: Bank of New York
           2.300% 07/01/35(a)..........................................      2,000
 3,000   NY East Farmingdale Volunteer Fire Company Income Revenue,
           Volunteer Fire Department Project, Series 2002, LOC:
           Citibank N.A.
           2.280% 11/01/22(a)..........................................      3,000
   790   NY Erie County Industrial Development Agency, DePaul Community
           Facilities Project, Series 1996, LOC: Bank of New York
           2.350% 11/01/16(a)(b).......................................        790
 3,000   NY Erie County, GO, Series 2004, LOC: Citigroup Global Markets
           3.000% 07/13/05(a)..........................................      3,008
 2,750   NY Forest City, New Rochelle, Series 2003, LOC: JPMorgan Chase
           Bank
           2.330% 06/01/11(a)(b).......................................      2,750
   185   NY Great Neck North Water Authority Water Systems Revenue,
           Refunding, Series 1993, Insured: FGIC LOC: State Street Bank
           & Trust Co.
           2.270% 01/01/20(a)..........................................        185
 1,800   NY Hempstead Industrial Development Revenue, Refunding,
           Trigen-Nassau Energy, LOC: Societe Generale
           2.310% 09/15/15(a)..........................................      1,800
   700   NY Jay Street Development Corp. Certificate Facility Lease
           Revenue, New York City Jay Street Project, Series 2001, LOC:
           Toronto-Dominion Bank
           2.280% 05/01/21(a)..........................................        700
           Series 2003, LOC: DEPFA Bank
 1,000     2.230% 05/01/22(a)..........................................      1,000
   500     2.280% 05/01/22(a)..........................................        500
 3,500   NY Liberty Development Corp. Revenue, 377 Greenwich LLC,
           Series 2004, LOC: Wells Fargo Bank N.A.
           2.270% 12/01/39(a)..........................................      3,500
   300   NY Long Island Power Authority Electric Systems Revenue,
           Series 1998, LOC: Westdeutsche Landesbank Girozentrale
           2.250% 05/01/33(a)..........................................        300

 PAR                                                                        VALUE
(000)                                                                       (000)
-----------------------------------------------------------------------------------
         NEW YORK -- (CONTINUED)
$  400   NY Long Island Power Authority Systems Revenue, Series 1998,
           LOC: Dexia Credit Local Liquidity Facility
           2.280% 05/01/33(a)..........................................   $    400
 1,100     LOC: Westdeutsche Landesbank Girozentrale
           2.230% 05/01/33(a)..........................................      1,100
 4,000   NY Metropolitan Transitional Authority Revenue, Series 1992,
           Insured: AMBAC
           9.100% 07/01/05.............................................      4,071
 1,500     Series 2003, Insured: AMBAC
           1.630% 11/15/10(a)(c).......................................      1,500
   150   NY Middletown New York City School District, Series 2002,
           Insured: FSA
           2.500% 11/01/05.............................................        150
 2,500   NY Monroe County Industrial Development Agency Civic Facility
           Revenue, St. Ann's Home Company Project, Series 2000, LOC:
           HSBC Bank USA
           2.280% 07/01/30(a)..........................................      2,500
   400     St. Ann's Home For Aged Project,
           Series 2000, LOC: HSBC Bank USA
           2.280% 07/01/30(a)..........................................        400
 3,500   NY Nassau County Interim Finance Authority, Sales Tax Secured,
           Series 2002, Insured: FSA LOC: Dexia Credit Local
           2.210% 11/15/22(a)..........................................      3,500
 1,900   NY New York City Finance Authority Revenue, Series 2003,
           Insured: MBIA
           1.670% 11/01/08(a)(c).......................................      1,900
 1,100   NY New York City Housing Development Corp., Series 2004, LOC:
           Citibank N.A.
           2.280% 06/01/36(a)..........................................      1,100
 1,200   NY New York City Housing Development Corp. Multifamily
           Revenue,
           63 Wall Street, Series 2003, LOC: HSBC Bank USA
           2.260% 12/01/36(a)..........................................      1,200
 1,200     Mortgage Atlantic Court Apartments, Series 2003, LOC: HSBC
           Bank USA
           2.280% 12/01/36(a)..........................................      1,200
   600     Mortgage First Avenue Development, Series 2002,
           2.270% 10/15/35(a)..........................................        600
 1,000   NY New York City Municipal Water
           2.130% 07/14/05(a)..........................................      1,000
 3,800   NY New York City Water & Sewer Systems Revenue, Series 2003,
           LOC: Toronto-Dominion Bank
           2.220% 06/15/18(a)..........................................      3,800
   400   NY New York City Transitional Finance Authority Revenue,
           New York City Recovery, Series 2002, LOC: Bank of New York
           2.270% 11/01/22(a)..........................................        400
   800     Series 2002, LOC: Landesbank Hessen-Thuringen
           2.230% 11/01/22(a)..........................................        800

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 88

NATIONS MONEY MARKET FUNDS

Nations New York Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


 PAR                                                                        VALUE
(000)                                                                       (000)
-----------------------------------------------------------------------------------
         NEW YORK -- (CONTINUED)
$  400   NY New York City Trust Cultural Resources Revenue, Pierpont
           Morgan Library, Series 2004, LOC: JPMorgan Chase Bank
           2.280% 02/01/34(a)..........................................   $    400
 1,000   NY New York City
           2.150% 07/14/05(a)..........................................      1,000
 1,580     Series 1995,
           6.625% 08/01/25.............................................      1,620
 1,460     GO, Series 1995,
           8.000% 08/01/05.............................................      1,489
   540     Series 1995, Escrowed to Maturity, Insured: MBIA
           8.000% 08/01/05.............................................        551
 1,665     GO, Series 2004, Insured: Continental Insurance Co. LOC:
           DEPFA Bank
           2.280% 08/15/29(a)..........................................      1,665
   300     Series 1994, LOC: Bayerische Landesbank
           2.230% 08/15/24(a)..........................................        300
   990   NY New York Transitional Finance Authority Revenue, Series
           2003, LOC: Citigroup Global Markets
           2.300% 08/01/20(a)(b).......................................        990
 1,000   NY Newburgh Industrial Development Agency Multifamily Housing
           Revenue, Series 2005,
           2.410% 07/01/41(a)(b).......................................      1,000
 1,200   NY/NJ Port Authority, Series 2003, Insured: AMBAC
           2.360% 12/15/32(a)(b).......................................      1,200
   125   NY Norwich School District, Series 2000, Insured: FSA
           4.625% 06/15/05.............................................        126
   965   NY Oneida County Industrial Development Agency Revenue,
           Hamilton College, Series 2002, Insured: MBIA LOC: Bank of
           New York
           2.270% 09/15/32(a)..........................................        965
 1,235   NY Port Authority, Series 2004, Insured: MBIA
           2.330% 11/01/16(a)(b).......................................      1,235
 1,000   NY Sales Tax Asset Receivable, Series 688, Insured: MBIA
           2.300% 10/15/12(a)(b).......................................      1,000
    50   NY State Dormitory Authority Revenue,
           Barnard College, Series 1996, Insured: AMBAC
           5.000% 07/01/05.............................................         50
   500     Leake and Watts Services, Inc., Series 2004, Insured: MBIA
           3.000% 07/01/05.............................................        501
 2,000     New York University, Series 2001, Insured: AMBAC
           5.250% 07/01/05.............................................      2,016
   300     Yeshiva University, Series 1998,
           4.250% 07/01/05.............................................        302
   800   NY State Housing Finance Agency Revenue, 900 8th Avenue
           Housing, Series 2002, LOC: Keybank N.A.
           2.310% 11/01/35(a)..........................................        800

 PAR                                                                        VALUE
(000)                                                                       (000)
-----------------------------------------------------------------------------------
         NEW YORK -- (CONTINUED)
$  500     Chelsea Apartments, Series 2003,
           2.320% 11/15/36(a)..........................................   $    500
   450     Housing South Cove Plaza, Series 1999,
           2.320% 11/01/30(a)..........................................        450
   500   NY State Local Government Assistance Corporation, Refunding,
           Series 1998, Insured: FGIC
           4.250% 04/01/05.............................................        500
 2,000     Series 1993, LOC: Westdeutsche Landesbank Girozentrale
           2.220% 04/01/22(a)..........................................      2,000
 1,700     Series 1994, LOC: Westdeutsche Landesbank Girozentrale
           2.210% 04/01/23(a)..........................................      1,700
 2,000     Series 1995,
           6.000% 04/01/24(a)..........................................      2,040
           LOC: Scotiabank
 2,500     2.200% 04/01/25(a)..........................................      2,500
   200     2.240% 04/01/25(a)..........................................        200
         NY State Power Authority Revenue,
 1,600     1.920% 04/01/05(a)..........................................      1,600
 2,000     1.950% 04/06/05(a)..........................................      2,000
 1,000     1.980% 05/06/05(a)..........................................      1,000
 1,000     Series 1985, LOC: First Union National Bank
           2.150% 03/01/20.............................................      1,000
 1,100   NY State Thruway Authority General Revenue,
           1.950% 04/07/05.............................................      1,100
 2,600     Series 2004,
           2.250% 10/06/05.............................................      2,604
   500   NY State Thruway Authority Highway & Bridge Trust Fund, Series
           1995, Insured: MBIA
           6.000% 04/01/05.............................................        500
   160     Series 2000, Insured: FSA
           4.900% 04/01/05.............................................        160
   315   NY State Thruway Authority Revenue, Series 2004, Insured:
           AMBAC
           2.300% 04/01/12(a)(b).......................................        315
 1,700   NY State, GO, Series 2000, LOC: Dexia Credit Local De France
           1.580% 03/15/30.............................................      1,700
 3,900   NY Syracuse Industrial Development Agency, Byrne Dairy, Inc.,
           Series 1988, AMT, LOC: Chase Manhattan Bank
           2.380% 08/01/08(a)(b).......................................      3,900
 1,500   NY Syracuse Revenue Anticipation Notes, Series 2004, LOC: Bank
           of New York
           2.750% 06/30/05.............................................      1,504
   710   NY Tompkins County Industrial Development Agency Revenue, Care
           Community Kendal Ithaca, Series 2000, LOC: Wachovia Bank
           N.A.
           2.220% 06/01/25(a)..........................................        710
 1,000   NY Triborough Bridge & Tunnel Authority Revenue, Refunding,
           Series 2001, Insured: AMBAC LOC: Bayerische Landesbank
           2.270% 01/01/32(a)..........................................      1,000
   350     LOC: State Street Bank & Trust Co.
           2.270% 01/01/32(a)..........................................        350

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

Nations New York Tax-Exempt Reserves

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


 PAR                                                                        VALUE
(000)                                                                       (000)
-----------------------------------------------------------------------------------
         NEW YORK -- (CONTINUED)
$1,500     Refunding, Series 2002, Insured: AMBAC LOC: Westdeutsche
           Landesbank Girozentrale
           2.230% 01/01/33(a)..........................................   $  1,500
   170     Series 2002, Insured: MBIA
           LOC: Merrill Lynch Capital Services 2.300% 05/15/10(a)(b)...        170
   160   NY Unified Free School District, Manhasset, GO, Series 2004,
           Insured: FGIC
           3.250% 09/15/05(a)..........................................        161
    70   NY Westchester County Industrial Development Agency Civic
           Facility Revenue, Westchester Jewish Project, Series 1998,
           LOC: Chase Manhattan Bank
           2.350% 10/01/28(a)(b).......................................         70
                                                                          --------
         TOTAL NEW YORK................................................     94,649
                                                                          --------
         PUERTO RICO -- 5.7%
 2,960   PR Commonwealth of Puerto Rico Aqueduct and Sewer Authority
           Revenue, Series 1985, Insured: FSA
           9.000% 07/01/09.............................................      3,012
   870   PR Commonwealth of Puerto Rico Highway & Transportation
           Authority Revenue, Series 1999, Insured: AMBAC
           2.280% 01/01/19(a)(b).......................................        870
 1,500   PR Commonwealth of Puerto Rico, GO, Series 2001, Insured: FSA
           2.300% 07/01/27(a)(b).......................................      1,500
   400   PR Electric Power Authority, Refunding Series W Insured: MBIA
           6.500% 07/01/05(a)..........................................        405
                                                                          --------
         TOTAL PUERTO RICO.............................................      5,787
                                                                          --------
         TOTAL MUNICIPAL BONDS AND NOTES
           (Cost $100,436).............................................    100,436
                                                                          --------
         TOTAL INVESTMENTS
           (Cost $100,436)(d)................................      99.4%   100,436
         OTHER ASSETS AND LIABILITIES (NET)..................       0.6%       613
                                                                          --------
         NET ASSETS..........................................     100.0%  $101,049
                                                                          ========

---------------
Notes to Investment Portfolio:

(a)
  Variable rate security. The interest rate shown reflects the rate as of March 31, 2005.

(b)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $15,790, which represents 15.6% of net assets.

(c)
  Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Fund has valued the investment. Illiquid securities are valued at amortized cost, which approximates the fair market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. At March 31, 2005, these securities amounted to $3,400, which represents 3.4% of net assets (See Note 6).

(d)
  Cost for federal income tax purposes is $100,436. See Note 5 for additional information.

ABBREVIATIONS:

AMBAC    --   Ambac Assurance Corp.
AMT      --   Alternative Minimum Tax
FGIC     --   Financial Guaranty Insurance, Co.
FSA      --   Financial Security Assurance, Inc.
GO       --   General Obligation
MBIA     --   MBIA Insurance Corp.
LOC      --   Letter of Credit

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 90

                      [This page intentionally left blank]

NATIONS MONEY MARKET FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES


March 31, 2005


                                                                                     MONEY
                                                                   CASH              MARKET
                                                                 RESERVES           RESERVES
                                                              ---------------------------------
(IN THOUSANDS)
ASSETS:
Investments, at cost........................................  $   50,641,435     $   11,394,656
                                                              --------------     --------------
Investments, at value.......................................      48,460,133         10,042,716
Repurchase agreements, at value.............................       2,181,302          1,351,940
Cash........................................................           7,758                 --
Receivable for Fund shares sold.............................           3,310                 --
Receivable for investment securities sold...................              --                 --
Interest receivable.........................................         134,033             24,085
Receivable from investment advisor/administrator............           2,553                576
Receivable from distributor.................................              97                 44
Other assets................................................             113                 24
                                                              --------------     --------------
  Total assets..............................................      50,789,299         11,419,385
                                                              --------------     --------------
LIABILITIES:
Payable for Fund shares redeemed............................             300                  2
Investment advisory fee payable.............................           6,505              1,358
Administration fee payable..................................           4,347                907
Shareholder servicing and distribution fees payable.........           8,600                653
Due to custodian............................................              --                  6
Distributions payable.......................................          40,016              9,555
Payable for investment securities purchased.................         157,725                 --
Accrued Trustees' fees and expenses.........................             401                 73
Accrued expenses and other liabilities......................           1,493                264
                                                              --------------     --------------
  Total liabilities.........................................         219,387             12,818
                                                              --------------     --------------
Net assets..................................................  $   50,569,912     $   11,406,567
                                                              ==============     ==============
NET ASSETS CONSIST OF:
Undistributed net investment income.........................  $           10     $          313
Accumulated net realized gain/(loss) on investments.........          (2,630)              (732)
Paid-in capital.............................................      50,572,532         11,406,986
                                                              --------------     --------------
Net assets..................................................  $   50,569,912     $   11,406,567
                                                              ==============     ==============

---------------

(a)Amount represents less than $500.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 92

NATIONS MONEY MARKET FUNDS


                                                                                             CALIFORNIA           NEW YORK
                TREASURY           GOVERNMENT       MUNICIPAL        TAX-EXEMPT              TAX-EXEMPT          TAX-EXEMPT
                RESERVES            RESERVES         RESERVES         RESERVES                RESERVES            RESERVES
-----------------------------------------------------------------------------------------------------------------------------

             $    8,933,049      $    3,574,843   $    6,127,933   $    3,220,659          $    2,141,994      $      100,436
             --------------      --------------   --------------   --------------          --------------      --------------
                  3,169,351           3,574,843        6,127,933        3,220,659               2,141,994             100,436
                  5,763,698                  --               --               --                      --                  --
                         --(a)               --                3                2                     792                   1
                         --                 254               --              255                      43                  --
                         --                  --           45,013          100,457                  10,035                 649
                     23,238               9,308           30,681           16,539                  12,601                  --
                        480                 170              643              303                     187                  30
                         36                  33               27               --(a)                    1                  --
                         29                   8                9                6                       4                  85
             --------------      --------------   --------------   --------------          --------------      --------------
                  8,956,832           3,584,616        6,204,309        3,338,221               2,165,657             101,201
             --------------      --------------   --------------   --------------          --------------      --------------

                         --                   5               --               60                  11,235                  --
                      1,072                 465              821              417                     280                  15
                        716                 310              547              279                     187                  10
                      1,459                 637              532              209                     623                   8
                         --                   2               --               --                      --                  --
                      8,287               1,707            2,387            3,614                     465                  24
                         --                  --           86,233           50,203                  27,154                  --
                        278                 124               73              132                      63                  26
                        252                 135              345              191                     156                  69
             --------------      --------------   --------------   --------------          --------------      --------------
                     12,064               3,385           90,938           55,105                  40,163                 152
             --------------      --------------   --------------   --------------          --------------      --------------
             $    8,944,768      $    3,581,231   $    6,113,371   $    3,283,116          $    2,125,494      $      101,049
             ==============      ==============   ==============   ==============          ==============      ==============

             $           45      $          252   $          205   $           94          $          115      $           11
                       (953)               (233)              --                2                     (29)                  1
                  8,945,676           3,581,212        6,113,166        3,283,020               2,125,408             101,037
             --------------      --------------   --------------   --------------          --------------      --------------
             $    8,944,768      $    3,581,231   $    6,113,371   $    3,283,116          $    2,125,494      $      101,049
             ==============      ==============   ==============   ==============          ==============      ==============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

                                                                      CASH              MONEY MARKET
                                                                    RESERVES              RESERVES
                                                                ---------------------------------------
CAPITAL CLASS SHARES:
Net assets..................................................    $  18,286,170,994     $   7,148,039,800
Number of shares outstanding................................       18,287,900,074         7,148,370,024
Net asset value and redemption price per share..............    $            1.00     $            1.00
TRUST CLASS SHARES:
Net assets..................................................    $   3,456,699,818     $      10,932,696
Number of shares outstanding................................        3,457,060,410            10,931,681
Net asset value and redemption price per share..............    $            1.00     $            1.00
LIQUIDITY CLASS SHARES
Net assets..................................................    $   1,206,319,247     $     492,231,879
Number of shares outstanding................................        1,206,301,264           492,186,918
Net asset value and redemption price per share..............    $            1.00     $            1.00
ADVISER CLASS SHARES:
Net assets..................................................    $  11,085,234,299     $   1,740,827,821
Number of shares outstanding................................       11,085,969,750         1,740,853,514
Net asset value and redemption price per share..............    $            1.00     $            1.00
INVESTOR CLASS SHARES:
Net assets..................................................    $   1,814,403,404     $      85,980,953
Number of shares outstanding................................        1,815,091,678            85,967,527
Net asset value and redemption price per share..............    $            1.00     $            1.00
MARKET CLASS SHARES:
Net assets..................................................    $          12,581     $              --
Number of shares outstanding................................               12,581                    --
Net asset value and redemption price per share..............    $            1.00     $              --
DAILY CLASS SHARES:
Net assets..................................................    $   9,560,013,239     $       3,588,049
Number of shares outstanding................................        9,560,394,130             3,586,656
Net asset value and redemption price per share..............    $            1.00     $            1.00
SERVICE CLASS SHARES:
Net assets..................................................    $              --     $       1,761,507
Number of shares outstanding................................                   --             1,762,871
Net asset value and redemption price per share..............    $              --     $            1.00

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 94

NATIONS MONEY MARKET FUNDS

        TREASURY           GOVERNMENT           MUNICIPAL          TAX-EXEMPT        CALIFORNIA TAX-      NEW YORK TAX-
        RESERVES            RESERVES            RESERVES            RESERVES         EXEMPT RESERVES     EXEMPT RESERVES
-------------------------------------------------------------------------------------------------------------------------

    $   1,570,296,538   $   1,132,047,153   $   3,338,132,991   $   1,049,209,895   $     105,822,571   $       2,851,897
        1,570,852,082       1,131,882,974       3,338,074,422       1,049,178,369         105,824,425           2,850,020
    $            1.00   $            1.00   $            1.00   $            1.00   $            1.00   $            1.00

    $     656,082,868   $     250,280,920   $     407,158,517   $   2,052,864,306   $     339,137,480   $      12,626,734
          656,538,063         250,245,307         407,099,744       2,053,227,207         339,144,158          12,621,583
    $            1.00   $            1.00   $            1.00   $            1.00   $            1.00   $            1.00

    $     413,479,864   $     410,736,908   $     345,841,680   $       3,391,776   $      16,584,997   $              --
          413,491,102         410,698,586         345,804,903           3,391,695          16,585,385                  --
    $            1.00   $            1.00   $            1.00   $            1.00   $            1.00   $              --

    $   4,608,621,040   $     804,270,706   $     474,652,913   $      11,183,323   $     593,135,576   $              --
        4,609,447,628         804,455,359         474,687,042          11,183,166         593,097,245                  --
    $            1.00   $            1.00   $            1.00   $            1.00   $            1.00   $              --

    $     368,395,642   $     460,840,783   $      84,348,381   $      11,280,149   $     244,229,541   $              --
          368,713,129         461,048,162          84,382,419          11,244,925         244,244,533                  --
    $            1.00   $            1.00   $            1.00   $            1.00   $            1.00   $              --

    $              --   $              --   $              --   $              --   $              --   $      11,469,022
                   --                  --                  --                  --                  --          11,466,586
    $              --   $              --   $              --   $              --   $              --   $            1.00

    $     256,064,070   $     304,322,260   $     591,206,163   $      36,441,454   $     742,981,128   $              --
          256,259,660         304,274,410         591,133,652          36,327,235         742,978,876                  --
    $            1.00   $            1.00   $            1.00   $            1.00   $            1.00   $              --

    $              --   $              --   $              --   $              --   $              --   $              --
                   --                  --                  --                  --                  --                  --
    $              --   $              --   $              --   $              --   $              --   $              --

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

                                                                      CASH              MONEY MARKET
                                                                    RESERVES              RESERVES
                                                                ---------------------------------------
INVESTOR A SHARES:
Net assets..................................................    $     256,502,982     $              --
Number of shares outstanding................................          256,586,658                    --
Net asset value and redemption price per share..............    $            1.00     $              --
INVESTOR B SHARES:
Net assets..................................................    $      22,076,209     $       6,470,049
Number of shares outstanding................................           22,076,417             6,469,443
Net asset value and redemption price per share..............    $            1.00     $            1.00
INVESTOR C SHARES:
Net assets..................................................    $       1,543,186     $         988,420
Number of shares outstanding................................            1,543,243               988,442
Net asset value and redemption price per share..............    $            1.00     $            1.00
INSTITUTIONAL CLASS SHARES:
Net assets..................................................    $   4,869,930,409     $   1,915,745,398
Number of shares outstanding................................        4,869,968,307         1,915,804,160
Net asset value and redemption price per share..............    $            1.00     $            1.00
MARSICO SHARES:
Net assets..................................................    $      11,005,404     $              --
Number of shares outstanding................................           11,004,129                    --
Net asset value and redemption price per share..............    $            1.00     $              --

---------------
(a) Amount represents less than $500

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 96

NATIONS MONEY MARKET FUNDS

        TREASURY           GOVERNMENT           MUNICIPAL          TAX-EXEMPT        CALIFORNIA TAX-      NEW YORK TAX-
        RESERVES            RESERVES            RESERVES            RESERVES         EXEMPT RESERVES     EXEMPT RESERVES
-------------------------------------------------------------------------------------------------------------------------
    $     632,568,688   $      31,654,201   $              --   $      28,933,521   $              --   $              --
          633,208,449          31,651,140                  --          28,897,093                  --                  --
    $            1.00   $            1.00   $              --   $            1.00   $              --   $              --

    $         237,996   $         704,206   $          46,530   $              --   $           6,552   $              --
              238,021             703,995              46,524                  --               6,552                  --
    $            1.00   $            1.00   $            1.00   $              --   $            1.00   $              --

    $              --   $              --   $              --   $              --   $              --   $              --
                   --                  --                  --                  --                  --                  --
    $              --   $              --   $              --   $              --   $              --   $              --

    $     439,021,625   $     186,373,969   $     871,983,719   $      89,811,278   $      83,596,191   $      74,101,271
          439,074,725         186,358,609         871,965,758          89,809,950          83,596,173          74,095,009
    $            1.00   $            1.00   $            1.00   $            1.00   $            1.00   $            1.00

    $              --   $              --   $              --   $              --   $              --   $              --
                   --                  --                  --                  --                  --                  --
    $              --   $              --   $              --   $              --   $              --   $              --

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2005

                                                                   CASH           MONEY MARKET
                                                                 RESERVES           RESERVES
                                                              ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $      936,849     $      178,070
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................          79,985(a)          15,329
Administration fee..........................................          53,324(a)          10,219
Transfer agent fees.........................................           2,307                411
Custodian fees..............................................           2,704                524
Trustees' fees and expenses.................................              28                 28
Registration and filing fees................................             156                119
Legal and audit fees........................................             146                147
Printing expense............................................           1,232                 71
Other.......................................................           1,729                440
                                                              --------------     --------------
    Subtotal................................................         141,611             27,288
Shareholder servicing and distribution fees:
  Trust Class Shares........................................           3,539                  8
  Institutional Class Shares................................           1,999                679
  Liquidity Class Shares....................................           3,017              1,148
  Adviser Class Shares......................................          28,633              4,093
  Investor Class Shares.....................................           6,902                318
  Market Class Shares.......................................              --(b)              --
  Daily Class Shares........................................          53,506                 22
  Service Class Shares......................................              --                468
  Investor A Shares.........................................           1,215                 --
  Investor B Shares.........................................             307                 86
  Investor C Shares.........................................              26                  9
  Marsico Shares............................................              41                 --
                                                              --------------     --------------
    Total expenses..........................................         240,796             34,119
Fees waived by investment advisor, administrator and/or
  distributor (see Note 3)..................................         (36,153)            (7,338)
Fees reduced by credits allowed by the custodian (see Note
  3)........................................................             (58)               (12)
                                                              --------------     --------------
    Net expenses............................................         204,585             26,769
                                                              --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................         732,264            151,301
                                                              --------------     --------------
Net realized gain/(loss) on investments.....................          (1,229)              (733)
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $      731,035     $      150,568
                                                              ==============     ==============

---------------

(a)These fees include revenue earned by Banc of America Capital Management, LLC and BACAP Distributors, LLC from investments by affiliated funds.

(b)Amount represents less than $500.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 98

NATIONS MONEY MARKET FUNDS

                                                                                    CALIFORNIA               NEW YORK
       TREASURY        GOVERNMENT       MUNICIPAL               TAX-EXEMPT          TAX-EXEMPT              TAX-EXEMPT
       RESERVES         RESERVES         RESERVES                RESERVES            RESERVES                RESERVES
------------------------------------------------------------------------------------------------------------------------

    $      149,436   $       67,639   $       80,516          $       43,388      $       29,376          $        1,352
    --------------   --------------   --------------          --------------      --------------          --------------
            13,752            5,948            7,995                   4,452(a)            3,069                     133
             9,168            3,965            5,330                   2,968(a)            2,046                      88
               393              173              237                     189                 107                       4
               547              202              299                     168                 115                      11
                28               28               28                      28                  27                      28
               136              136              121                     125                  11                      --
               133              137              133                     134                 122                     152
                47               57              444                     210                 145                      53
               457              143              183                     106                  74                       3
    --------------   --------------   --------------          --------------      --------------          --------------
            24,661           10,789           14,770                   8,380               5,716                     472
               828              308              436                   1,985                 324                      20
               227              109              226                      38                  34                      23
               936              841              679                       7                  19                      --
             9,769            2,216            1,192                      28               1,221                      --
             1,496            1,959              380                      57               1,037                      --
                --               --               --                      --                  --                      49
             1,585            1,939            3,546                     251               4,212                      --
                --               --               --                      --                  --                      --
             3,307              110               --                     182                  --                      --
                 3                8               --(b)                   --                  --(b)                   --
                --               --                3                      --                  --(b)                   --
                --               --               --                      --                  --                      --
    --------------   --------------   --------------          --------------      --------------          --------------
            42,812           18,279           21,232                  10,928              12,563                     564
            (6,661)          (3,155)          (4,382)                 (2,446)             (1,632)                   (295)
               (46)             (40)              --                      --                  --                      --
    --------------   --------------   --------------          --------------      --------------          --------------
            36,105           15,084           16,850                   8,482              10,931                     269
    --------------   --------------   --------------          --------------      --------------          --------------
           113,331           52,555           63,666                  34,906              18,445                   1,083
    --------------   --------------   --------------          --------------      --------------          --------------
              (896)            (233)              12                      34                  15                       2
    --------------   --------------   --------------          --------------      --------------          --------------
    $      112,435   $       52,322   $       63,678          $       34,940      $       18,460          $        1,085
    ==============   ==============   ==============          ==============      ==============          ==============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                        CASH RESERVES
                                                              ---------------------------------
                                                                YEAR ENDED         YEAR ENDED
                                                                 3/31/05            3/31/04
                                                              ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................  $      732,264     $      537,151
Net realized gain/(loss) on investments.....................          (1,229)              (621)
                                                              --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................         731,035            536,530
Distributions to shareholders from net investment income:
  Capital Class Shares......................................        (319,840)          (291,496)
  Institutional Class Shares................................         (75,952)           (46,866)
  Trust Class Shares........................................         (52,009)           (40,135)
  Liquidity Class Shares....................................         (16,756)           (12,519)
  Adviser Class Shares......................................        (151,858)           (72,290)
  Investor Class Shares.....................................         (23,218)           (19,690)
  Market Class Shares.......................................              (1)           (11,306)
  Daily Class Shares........................................         (89,338)           (39,807)
  Service Class Shares......................................              --               (940)
  Investor A Shares.........................................          (2,975)            (1,887)
  Investor B Shares.........................................            (155)              (104)
  Investor C Shares.........................................             (13)                (7)
  Marsico Shares............................................            (139)              (120)
Net increase/(decrease) in net assets from shares of
  beneficial interest transactions..........................      (8,464,225)       (12,253,850)
                                                              --------------     --------------
Net increase/(decrease) in net assets.......................      (8,465,444)       (12,254,487)
NET ASSETS:
Beginning of year...........................................      59,035,356         71,289,843
                                                              --------------     --------------
End of year.................................................  $   50,569,912     $   59,035,356
                                                              ==============     ==============
Undistributed net investment income at end of year..........  $           10     $           --
                                                              ==============     ==============

---------------

(a) Amount represents less than $500.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 100

NATIONS MONEY MARKET FUNDS

         MONEY MARKET RESERVES               TREASURY RESERVES                        GOVERNMENT RESERVES
    -------------------------------   -------------------------------          ----------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED              YEAR ENDED          YEAR ENDED
       3/31/05          3/31/04          3/31/05          3/31/04                 3/31/05             3/31/04
-----------------------------------------------------------------------------------------------------------------

    $      151,301   $      122,458   $      113,331   $       73,165          $       52,555      $       36,622
              (733)             149             (896)              46                    (233)                 24
    --------------   --------------   --------------   --------------          --------------      --------------
           150,568          122,607          112,435           73,211                  52,322              36,646
           (94,098)         (96,966)         (29,053)         (21,502)                (18,875)            (14,359)
           (27,046)          (7,796)          (8,055)          (5,483)                 (3,961)             (2,770)
              (112)          (1,791)         (10,803)          (7,213)                 (4,613)             (3,253)
            (6,618)          (3,632)          (4,942)          (3,057)                 (4,738)             (2,294)
           (21,974)          (8,225)         (46,947)         (22,555)                (10,888)             (7,121)
            (1,088)            (450)          (4,358)          (3,662)                 (6,161)             (4,262)
                --           (3,356)              --           (3,376)                     --              (1,305)
               (35)             (17)          (2,189)          (2,008)                 (3,033)             (1,132)
              (307)            (201)              --             (346)                     --                 (33)
                --               --           (6,983)          (3,959)                   (277)                (91)
               (44)             (31)              (2)              (1)                     (4)                 (3)
                (4)              (2)              --               --(a)                   --                  --
                --               --               --               --                      --                  --
        (1,012,015)      (1,029,071)        (293,590)      (2,188,059)             (1,000,404)            148,088
    --------------   --------------   --------------   --------------          --------------      --------------
        (1,012,773)      (1,028,931)        (294,487)      (2,188,010)             (1,000,632)            148,111
        12,419,340       13,448,271        9,239,255       11,427,265               4,581,863           4,433,752
    --------------   --------------   --------------   --------------          --------------      --------------
    $   11,406,567   $   12,419,340   $    8,944,768   $    9,239,255          $    3,581,231      $    4,581,863
    ==============   ==============   ==============   ==============          ==============      ==============
    $          313   $          189   $           45   $           46          $          252      $          232
    ==============   ==============   ==============   ==============          ==============      ==============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

                                                                       MUNICIPAL RESERVES
                                                              ------------------------------------
                                                                YEAR ENDED            YEAR ENDED
                                                                 3/31/05               3/31/04
                                                              ------------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................  $       63,666        $       28,371
Net realized gain/(loss) on investments.....................              12                   130
                                                              --------------        --------------
Net increase/(decrease) in net assets resulting from
  operations................................................          63,678                28,501
Distributions to shareholders from net investment income:
  Capital Class Shares......................................         (38,182)              (14,719)
  Institutional Class Shares(a).............................          (7,511)               (3,346)
  Trust Class Shares........................................          (5,044)               (3,887)
  Liquidity Class Shares....................................          (3,165)               (1,087)
  Adviser Class Shares(a)...................................          (4,830)               (2,477)
  Investor Class Shares.....................................            (950)                 (703)
  Market Class Shares(a)....................................              --                  (397)
  Daily Class Shares........................................          (3,982)               (1,737)
  Service Class Shares......................................              --                   (14)
  Investor A Shares.........................................              --                    --
  Investor B Shares.........................................              --(c)                 --(c)
  Investor C Shares(b)......................................              (1)                   (5)
Net increase/(decrease) in net assets from shares of
  beneficial interest transactions..........................       1,757,188             1,078,199
                                                              --------------        --------------
Net increase/(decrease) in net assets.......................       1,757,201             1,078,328
NET ASSETS:
Beginning of year...........................................       4,356,170             3,277,842
                                                              --------------        --------------
End of year.................................................  $    6,113,371        $    4,356,170
                                                              ==============        ==============
Undistributed net investment income at end of year..........  $          205        $          131
                                                              ==============        ==============

---------------

(a)New York Tax-Exempt Reserves' Adviser Class, Institutional Class and Market Class Shares re-commenced operations on April 14, 2003, August 25, 2003 and August 25, 2003, respectively.

(b)California Tax-Exempt Reserves' Investor C Shares commenced operations on August 1, 2003.

(c)Amount represents less than $500.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 102

NATIONS MONEY MARKET FUNDS

          TAX-EXEMPT RESERVES             CALIFORNIA TAX-EXEMPT RESERVES                    NEW YORK TAX-EXEMPT RESERVES
    -------------------------------   --------------------------------------             ----------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED              YEAR ENDED                 YEAR ENDED          YEAR ENDED
       3/31/05          3/31/04          3/31/05                 3/31/04                    3/31/05             3/31/04
---------------------------------------------------------------------------------------------------------------------------

    $       34,906   $       22,084   $       18,445          $       10,744             $        1,083      $          380
                34              (10)              15                      (3)                         2                  10
    --------------   --------------   --------------          --------------             --------------      --------------
            34,940           22,074           18,460                  10,741                      1,085                 390
           (10,151)          (4,048)          (1,737)                 (1,258)                       (17)                (45)
            (1,184)            (566)            (981)                   (380)                      (728)               (191)
           (22,733)         (16,452)          (3,743)                 (2,790)                      (249)               (102)
               (28)             (57)            (103)                    (15)                        --                  --
              (111)             (55)          (4,912)                 (2,591)                        --                  (9)
              (133)            (415)          (2,521)                 (1,669)                        --                  --
                --               --               --                      --                        (89)                (33)
              (262)            (148)          (4,447)                 (2,041)                        --                  --
                --             (342)              --                      --                         --                  --
              (303)              --               --                      --                         --                  --
                --               --               --(c)                   --(c)                      --                  --
                --               --               --(c)                   --(c)                      --                  --
           505,234         (233,616)         (38,023)               (103,098)                    22,062              52,471
    --------------   --------------   --------------          --------------             --------------      --------------
           505,269         (233,625)         (38,007)               (103,101)                    22,064              52,481
         2,777,847        3,011,472        2,163,501               2,266,602                     78,985              26,504
    --------------   --------------   --------------          --------------             --------------      --------------
    $    3,283,116   $    2,777,847   $    2,125,494          $    2,163,501             $      101,049      $       78,985
    ==============   ==============   ==============          ==============             ==============      ==============
    $           94   $           92   $          115          $           74             $           11      $            2
    ==============   ==============   ==============          ==============             ==============      ==============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY(A)


                                                                       CASH RESERVES
                                                              --------------------------------
                                                                YEAR ENDED        YEAR ENDED
                                                              MARCH 31, 2005    MARCH 31, 2004
                                                              --------------------------------
(IN THOUSANDS)
CAPITAL CLASS SHARES:
 Sold.......................................................  $ 118,555,513     $ 206,816,532
 Issued as reinvestment of distributions....................        174,374           156,008
 Redeemed...................................................   (125,211,166)     (215,288,442)
                                                              -------------     -------------
 Net decrease...............................................     (6,481,279)       (8,315,902)
                                                              =============     =============
INSTITUTIONAL CLASS SHARES:
 Sold.......................................................  $  13,814,109     $  17,296,638
 Issued as reinvestment of distributions....................         69,288            41,505
 Redeemed...................................................    (14,364,156)      (16,528,656)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $    (480,759)    $     809,487
                                                              =============     =============
TRUST CLASS SHARES:
 Sold.......................................................  $   4,435,072     $  14,516,326
 Issued as reinvestment of distributions....................          1,152               981
 Redeemed...................................................     (5,059,998)      (15,442,551)
                                                              -------------     -------------
 Net decrease...............................................  $    (623,774)    $    (925,244)
                                                              =============     =============
LIQUIDITY CLASS SHARES:
 Sold.......................................................  $   3,913,170     $   4,113,327
 Issued as reinvestment of distributions....................         16,054            11,638
 Redeemed...................................................     (4,066,296)       (4,353,675)
                                                              -------------     -------------
 Net decrease...............................................  $    (137,072)    $    (228,710)
                                                              =============     =============
ADVISER CLASS SHARES:
 Sold.......................................................  $  40,427,373     $  42,387,776
 Issued as reinvestment of distributions....................         35,194            24,266
 Redeemed...................................................    (41,470,395)      (37,153,479)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $  (1,007,828)    $   5,258,563
                                                              =============     =============
INVESTOR CLASS SHARES:
 Sold.......................................................  $   3,049,889     $   3,848,282
 Issued as reinvestment of distributions....................         20,875            17,815
 Redeemed...................................................     (3,577,682)       (5,166,110)
                                                              -------------     -------------
 Net decrease...............................................  $    (506,918)    $  (1,300,013)
                                                              =============     =============
MARKET CLASS SHARES:
 Sold.......................................................  $         112     $   2,794,797
 Issued as reinvestment of distributions....................             --(b)             22
 Redeemed...................................................           (131)       (6,568,687)
                                                              -------------     -------------
 Net decrease...............................................  $         (19)    $  (3,773,868)
                                                              =============     =============
DAILY CLASS SHARES:
 Sold.......................................................  $   6,061,337     $  12,299,532
 Issued as reinvestment of distributions....................         89,335            37,884
 Redeemed...................................................     (5,337,121)      (15,226,607)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $     813,551     $  (2,889,191)
                                                              =============     =============
SERVICE CLASS SHARES:(C)
 Sold.......................................................  $          --     $   1,602,658
 Issued as reinvestment of distributions....................             --                98
 Redeemed...................................................             --        (2,364,554)
                                                              -------------     -------------
 Net decrease...............................................  $          --     $    (761,798)
                                                              =============     =============
INVESTOR A SHARES:
 Sold.......................................................  $      65,301     $     176,067
 Issued as reinvestment of distributions....................          2,950             1,848
 Redeemed...................................................        (96,999)         (271,036)
                                                              -------------     -------------
 Net decrease...............................................  $     (28,748)    $     (93,121)
                                                              =============     =============
INVESTOR B SHARES:
 Sold.......................................................  $      11,633     $       9,174
 Issued as reinvestment of distributions....................            136                92
 Redeemed...................................................        (20,247)          (33,205)
                                                              -------------     -------------
 Net decrease...............................................  $      (8,478)    $     (23,939)
                                                              =============     =============
INVESTOR C SHARES:
 Sold.......................................................  $       4,159     $       3,189
 Issued as reinvestment of distributions....................             11                 6
 Redeemed...................................................         (4,134)           (6,498)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $          36     $      (3,303)
                                                              =============     =============
MARSICO SHARES:
 Sold.......................................................  $       7,173     $      34,214
 Issued as reinvestment of distributions....................            147               112
 Redeemed...................................................        (10,257)          (41,137)
                                                              -------------     -------------
 Net decrease...............................................  $      (2,937)    $      (6,811)
                                                              =============     =============
 Total net decrease.........................................  $  (8,464,225)    $ (12,253,850)
                                                              =============     =============

---------------
(a)
  Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.
(b)
  Amount represents less than 500 shares and/or $500, as applicable.
(c)
  Cash Reserves Service Class Shares were fully redeemed on October 30, 2003.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 104

NATIONS MONEY MARKET FUNDS

                                                                   MONEY MARKET RESERVES
                                                              --------------------------------
                                                                YEAR ENDED        YEAR ENDED
                                                              MARCH 31, 2005    MARCH 31, 2004
                                                              --------------------------------
(IN THOUSANDS)
CAPITAL CLASS SHARES:
  Sold......................................................   $ 45,995,178      $ 54,073,187
  Issued as reinvestment of distributions...................         50,658            41,652
  Redeemed..................................................    (47,961,385)      (55,143,790)
                                                               ------------      ------------
  Net decrease..............................................   $ (1,915,549)     $ (1,028,951)
                                                               ============      ============
INSTITUTIONAL CLASS SHARES:
  Sold......................................................   $  5,180,238      $  4,400,821
  Issued as reinvestment of distributions...................         26,712             7,288
  Redeemed..................................................     (4,228,570)       (4,191,670)
                                                               ------------      ------------
  Net increase..............................................   $    978,380      $    216,439
                                                               ============      ============
TRUST CLASS SHARES:
  Sold......................................................   $     75,905      $    802,416
  Issued as reinvestment of distributions...................              9                 9
  Redeemed..................................................        (74,345)         (853,509)
                                                               ------------      ------------
  Net increase/(decrease)...................................   $      1,569      $    (51,084)
                                                               ============      ============
LIQUIDITY CLASS SHARES:
  Sold......................................................   $  4,149,220      $  1,841,629
  Issued as reinvestment of distributions...................          6,295             3,479
  Redeemed..................................................     (4,100,620)       (1,905,081)
                                                               ------------      ------------
  Net increase/(decrease)...................................   $     54,895      $    (59,973)
                                                               ============      ============
ADVISER CLASS SHARES:
  Sold......................................................   $  6,064,462      $  6,461,623
  Issued as reinvestment of distributions...................          3,200             2,062
  Redeemed..................................................     (6,118,330)       (5,312,452)
                                                               ------------      ------------
  Net increase/(decrease)...................................   $    (50,668)     $  1,151,233
                                                               ============      ============
INVESTOR CLASS SHARES:
  Sold......................................................   $     28,293      $     70,336
  Issued as reinvestment of distributions...................              8                 2
  Redeemed..................................................        (32,309)          (41,497)
                                                               ------------      ------------
  Net increase/(decrease)...................................   $     (4,008)     $     28,841
                                                               ============      ============
MARKET CLASS SHARES:(B)
  Sold......................................................   $         --      $    742,000
  Issued as reinvestment of distributions...................             --                --
  Redeemed..................................................             --        (1,977,000)
                                                               ------------      ------------
  Net decrease..............................................   $         --      $ (1,235,000)
                                                               ============      ============
DAILY CLASS SHARES:
  Sold......................................................   $      4,832      $      8,242
  Issued as reinvestment of distributions...................             35                17
  Redeemed..................................................         (5,056)           (9,237)
                                                               ------------      ------------
  Net decrease..............................................   $       (189)     $       (978)
                                                               ============      ============
SERVICE CLASS SHARES:
  Sold......................................................   $    150,867      $    251,386
  Issued as reinvestment of distributions...................            308                76
  Redeemed..................................................       (225,371)         (294,185)
                                                               ------------      ------------
  Net decrease..............................................   $    (74,196)     $    (42,723)
                                                               ============      ============
INVESTOR B SHARES:
  Sold......................................................   $      1,827      $      1,873
  Issued as reinvestment of distributions...................             40                28
  Redeemed..................................................         (4,350)           (8,458)
                                                               ------------      ------------
  Net decrease..............................................   $     (2,483)     $     (6,557)
                                                               ============      ============
INVESTOR C SHARES:
  Sold......................................................   $      1,451      $        806
  Issued as reinvestment of distributions...................              3                 2
  Redeemed..................................................         (1,220)           (1,126)
                                                               ------------      ------------
  Net increase/(decrease)...................................   $        234      $       (318)
                                                               ============      ============
  Total net decrease........................................   $ (1,012,015)     $ (1,029,071)
                                                               ============      ============

---------------

(a)Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.

(b)Money Market Reserves Market Class Shares were fully redeemed on September 25, 2003.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

                                                                     TREASURY RESERVES
                                                              --------------------------------
                                                                YEAR ENDED        YEAR ENDED
                                                              MARCH 31, 2005    MARCH 31, 2004
                                                              --------------------------------
(IN THOUSANDS)
CAPITAL CLASS SHARES:
 Sold.......................................................   $ 29,698,009      $ 34,549,770
 Issued as reinvestment of distributions....................         23,542            16,639
 Redeemed...................................................    (30,271,513)      (35,006,522)
                                                               ------------      ------------
 Net decrease...............................................   $   (549,962)     $   (440,113)
                                                               ============      ============
INSTITUTIONAL CLASS SHARES:
 Sold.......................................................   $  3,009,676      $  3,013,425
 Issued as reinvestment of distributions....................          7,714             4,904
 Redeemed...................................................     (3,076,503)       (3,058,866)
                                                               ------------      ------------
 Net decrease...............................................   $    (59,113)     $    (40,537)
                                                               ============      ============
TRUST CLASS SHARES:
 Sold.......................................................   $  2,892,983      $  1,037,654
 Issued as reinvestment of distributions....................             24                44
 Redeemed...................................................     (3,045,412)       (1,137,962)
                                                               ------------      ------------
 Net decrease...............................................   $   (152,405)     $   (100,264)
                                                               ============      ============
LIQUIDITY CLASS SHARES:
 Sold.......................................................   $  1,897,191      $  1,621,676
 Issued as reinvestment of distributions....................          4,295             2,665
 Redeemed...................................................     (1,835,691)       (1,661,604)
                                                               ------------      ------------
 Net increase/(decrease)....................................   $     65,795      $    (37,263)
                                                               ============      ============
ADVISER CLASS SHARES:
 Sold.......................................................   $ 18,238,833      $ 18,323,739
 Issued as reinvestment of distributions....................          7,039             4,433
 Redeemed...................................................    (17,656,022)      (17,032,325)
                                                               ------------      ------------
 Net increase...............................................   $    589,850      $  1,295,847
                                                               ============      ============
INVESTOR CLASS SHARES:
 Sold.......................................................   $  1,142,957      $  1,151,602
 Issued as reinvestment of distributions....................          2,541             2,586
 Redeemed...................................................     (1,227,850)       (1,376,738)
                                                               ------------      ------------
 Net decrease...............................................   $    (82,352)     $   (222,550)
                                                               ============      ============
MARKET CLASS SHARES:(B)
 Sold.......................................................   $         --      $  1,332,000
 Issued as reinvestment of distributions....................             --                --
 Redeemed...................................................             --        (2,667,000)
                                                               ------------      ------------
 Net decrease...............................................   $         --      $ (1,335,000)
                                                               ============      ============
DAILY CLASS SHARES:
 Sold.......................................................   $    392,027      $  3,322,054
 Issued as reinvestment of distributions....................          2,188             1,280
 Redeemed...................................................       (429,468)       (4,191,043)
                                                               ------------      ------------
 Net decrease...............................................   $    (35,253)     $   (867,709)
                                                               ============      ============
SERVICE CLASS SHARES:(B)
 Sold.......................................................   $         --      $    993,834
 Issued as reinvestment of distributions....................             --                23
 Redeemed...................................................             --        (1,286,086)
                                                               ------------      ------------
 Net decrease...............................................   $         --      $   (292,229)
                                                               ============      ============
INVESTOR A SHARES:
 Sold.......................................................   $  5,057,768      $  5,732,471
 Issued as reinvestment of distributions....................            124               140
 Redeemed...................................................     (5,127,921)       (5,880,672)
                                                               ------------      ------------
 Net decrease...............................................   $    (70,029)     $   (148,061)
                                                               ============      ============
INVESTOR B SHARES:
 Sold.......................................................   $          5      $         20
 Issued as reinvestment of distributions....................              1                 1
 Redeemed...................................................           (127)             (197)
                                                               ------------      ------------
 Net decrease...............................................   $       (121)     $       (176)
                                                               ============      ============
INVESTOR C SHARES:(B)
 Sold.......................................................   $         --      $         --
 Issued as reinvestment of distributions....................             --                --(c)
 Redeemed...................................................             --                (4)
                                                               ------------      ------------
 Net decrease...............................................   $         --      $         (4)
                                                               ============      ============
 Total net decrease.........................................   $   (293,590)     $ (2,188,059)
                                                               ============      ============

---------------

(a)
  Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.
(b)
  Treasury Reserves Market Class, Service Class and Investor C Shares were fully redeemed on September 25, 2003, October 30, 2003, and July 23, 2003, respectively.
(c)
  Amount represents less than $500.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 106

NATIONS MONEY MARKET FUNDS

                                                                    GOVERNMENT RESERVES
                                                              --------------------------------
                                                                YEAR ENDED        YEAR ENDED
                                                              MARCH 31, 2005    MARCH 31, 2004
                                                              --------------------------------
(IN THOUSANDS)
CAPITAL CLASS SHARES:
 Sold.......................................................   $ 8,299,094       $ 12,202,011
 Issued as reinvestment of distributions....................        16,327             12,624
 Redeemed...................................................    (8,472,356)       (12,697,803)
                                                               -----------       ------------
 Net decrease...............................................   $  (156,935)      $   (483,168)
                                                               ===========       ============
INSTITUTIONAL CLASS SHARES:
 Sold.......................................................   $ 2,390,819       $  3,229,216
 Issued as reinvestment of distributions....................         3,593              2,581
 Redeemed...................................................    (2,646,080)        (2,875,559)
                                                               -----------       ------------
 Net increase/(decrease)....................................   $  (251,668)      $    356,238
                                                               ===========       ============
TRUST CLASS SHARES:
 Sold.......................................................   $ 1,195,619       $  1,183,365
 Issued as reinvestment of distributions....................            11                 16
 Redeemed...................................................    (1,237,604)        (1,271,587)
                                                               -----------       ------------
 Net decrease...............................................   $   (41,974)      $    (88,206)
                                                               ===========       ============
LIQUIDITY CLASS SHARES:
 Sold.......................................................   $ 1,523,532       $  1,220,430
 Issued as reinvestment of distributions....................         3,953              1,837
 Redeemed...................................................    (1,417,615)        (1,096,945)
                                                               -----------       ------------
 Net increase...............................................   $   109,870       $    125,322
                                                               ===========       ============
ADVISER CLASS SHARES:
 Sold.......................................................   $ 2,246,079       $  3,491,015
 Issued as reinvestment of distributions....................         5,152              5,341
 Redeemed...................................................    (2,551,644)        (2,978,047)
                                                               -----------       ------------
 Net increase/(decrease)....................................   $  (300,413)      $    518,309
                                                               ===========       ============
INVESTOR CLASS SHARES:
 Sold.......................................................   $ 1,863,974       $  2,504,548
 Issued as reinvestment of distributions....................         5,858              4,125
 Redeemed...................................................    (2,201,591)        (2,294,594)
                                                               -----------       ------------
 Net increase/(decrease)....................................   $  (331,759)      $    214,079
                                                               ===========       ============
MARKET CLASS SHARES:(B)
 Sold.......................................................   $        --       $    603,000
 Issued as reinvestment of distributions....................            --                 --
 Redeemed...................................................            --         (1,105,000)
                                                               -----------       ------------
 Net decrease...............................................   $        --       $   (502,000)
                                                               ===========       ============
DAILY CLASS SHARES:
 Sold.......................................................   $   652,890       $    950,860
 Issued as reinvestment of distributions....................         3,033              1,131
 Redeemed...................................................      (703,628)          (912,784)
                                                               -----------       ------------
 Net increase/(decrease)....................................   $   (47,705)      $     39,207
                                                               ===========       ============
SERVICE CLASS SHARES:(B)
 Sold.......................................................   $        --       $     45,000
 Issued as reinvestment of distributions....................            --                 --
 Redeemed...................................................            --            (81,000)
                                                               -----------       ------------
 Net decrease...............................................   $        --       $    (36,000)
                                                               ===========       ============
INVESTOR A SHARES:
 Sold.......................................................   $    99,122       $    128,922
 Issued as reinvestment of distributions....................           267                 65
 Redeemed...................................................       (78,996)          (123,793)
                                                               -----------       ------------
 Net increase...............................................   $    20,393       $      5,194
                                                               ===========       ============
INVESTOR B SHARES:
 Sold.......................................................   $       374       $         51
 Issued as reinvestment of distributions....................             4                  3
 Redeemed...................................................          (591)              (941)
                                                               -----------       ------------
 Net decrease...............................................   $      (213)      $       (887)
                                                               ===========       ============
INVESTOR C SHARES:(B)
 Sold.......................................................   $        --       $         --
 Issued as reinvestment of distributions....................            --                 --
 Redeemed...................................................            --                 --
                                                               -----------       ------------
 Net increase/(decrease)....................................   $        --       $         --
                                                               ===========       ============
 Total net increase/(decrease)..............................   $(1,000,404)      $    148,088
                                                               ===========       ============

---------------

(a)
  Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.

(b)
  Government Reserves Market Class, Service Class and Investor C Shares were fully redeemed on September 25, 2003, September 25, 2003 and January 6, 2003, respectively.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

                                                                     MUNICIPAL RESERVES
                                                              --------------------------------
                                                                YEAR ENDED        YEAR ENDED
                                                              MARCH 31, 2005    MARCH 31, 2004
                                                              --------------------------------
(IN THOUSANDS)
CAPITAL CLASS SHARES:
 Sold.......................................................   $ 15,487,712      $ 6,479,111
 Issued as reinvestment of distributions....................         23,701            8,654
 Redeemed...................................................    (14,161,329)      (5,879,486)
                                                               ------------      -----------
 Net increase...............................................   $  1,350,084      $   608,279
                                                               ============      ===========
INSTITUTIONAL CLASS SHARES:
 Sold.......................................................   $  3,232,749      $ 2,162,113
 Issued as reinvestment of distributions....................          7,135            3,139
 Redeemed...................................................     (2,847,671)      (1,889,698)
                                                               ------------      -----------
 Net increase...............................................   $    392,213      $   275,554
                                                               ============      ===========
TRUST CLASS SHARES:
 Sold.......................................................   $    915,330      $ 1,028,790
 Issued as reinvestment of distributions....................            105              211
 Redeemed...................................................       (985,416)      (1,057,781)
                                                               ------------      -----------
 Net decrease...............................................   $    (69,981)     $   (28,780)
                                                               ============      ===========
LIQUIDITY CLASS SHARES:
 Sold.......................................................   $  2,120,925      $ 1,032,916
 Issued as reinvestment of distributions....................          1,898            1,000
 Redeemed...................................................     (1,926,794)      (1,004,745)
                                                               ------------      -----------
 Net increase...............................................   $    196,029      $    29,171
                                                               ============      ===========
ADVISER CLASS SHARES:
 Sold.......................................................   $  1,786,826      $ 1,701,764
 Issued as reinvestment of distributions....................          2,325            1,858
 Redeemed...................................................     (1,821,050)      (1,481,952)
                                                               ------------      -----------
 Net increase/(decrease)....................................   $    (31,899)     $   221,670
                                                               ============      ===========
INVESTOR CLASS SHARES:
 Sold.......................................................   $    177,673      $   315,896
 Issued as reinvestment of distributions....................            949              694
 Redeemed...................................................       (241,464)        (258,693)
                                                               ------------      -----------
 Net increase/(decrease)....................................   $    (62,842)     $    57,897
                                                               ============      ===========
MARKET CLASS SHARES:(B)
 Sold.......................................................   $         --      $   568,000
 Issued as reinvestment of distributions....................             --               --
 Redeemed...................................................             --         (718,000)
                                                               ------------      -----------
 Net decrease...............................................   $         --      $  (150,000)
                                                               ============      ===========
DAILY CLASS SHARES:
 Sold.......................................................   $    751,254      $   804,886
 Issued as reinvestment of distributions....................          3,983            1,737
 Redeemed...................................................       (769,150)        (728,181)
                                                               ------------      -----------
 Net increase/(decrease)....................................   $    (13,913)     $    78,442
                                                               ============      ===========
SERVICE CLASS SHARES:(B)
 Sold.......................................................   $         --      $    17,000
 Issued as reinvestment of distributions....................             --               --
 Redeemed...................................................             --          (31,000)
                                                               ------------      -----------
 Net decrease...............................................   $         --      $   (14,000)
                                                               ============      ===========
INVESTOR B SHARES:
 Sold.......................................................   $         45      $         2
 Issued as reinvestment of distributions....................             --(c)            --(c)
 Redeemed...................................................            (46)             (13)
                                                               ------------      -----------
 Net decrease...............................................   $         (1)     $       (11)
                                                               ============      ===========
INVESTOR C SHARES:
 Sold.......................................................   $        191      $        --
 Issued as reinvestment of distributions....................             --(c)            --(c)
 Redeemed...................................................         (2,693)             (23)
                                                               ------------      -----------
 Net decrease...............................................   $     (2,502)     $       (23)
                                                               ============      ===========
 Total net increase.........................................   $  1,757,188      $ 1,078,199
                                                               ============      ===========

---------------

(a)
  Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.

(b)
  Municipal Reserves Market Class and Service Class Shares were fully redeemed on September 25, 2003.

(c)
  Amount represents less than 500 shares and/or $500, as applicable.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 108

NATIONS MONEY MARKET FUNDS

                                                                    TAX-EXEMPT RESERVES
                                                              --------------------------------
                                                                YEAR ENDED        YEAR ENDED
                                                              MARCH 31, 2005    MARCH 31, 2004
                                                              --------------------------------
(IN THOUSANDS)
CAPITAL CLASS SHARES:
  Sold......................................................   $ 5,501,962       $ 4,204,304
  Issued as reinvestment of distributions...................         2,911             1,547
  Redeemed..................................................    (4,997,750)       (3,938,887)
                                                               -----------       -----------
  Net increase..............................................   $   507,123       $   266,964
                                                               ===========       ===========
INSTITUTIONAL CLASS SHARES:
  Sold......................................................   $   650,052       $   389,439
  Issued as reinvestment of distributions...................         1,066               535
  Redeemed..................................................      (629,821)         (344,809)
                                                               -----------       -----------
  Net increase..............................................   $    21,297       $    45,165
                                                               ===========       ===========
TRUST CLASS SHARES:
  Sold......................................................   $ 2,436,533       $ 1,857,824
  Issued as reinvestment of distributions...................           173               195
  Redeemed..................................................    (2,412,427)       (2,241,101)
                                                               -----------       -----------
  Net increase/(decrease)...................................   $    24,279       $  (383,082)
                                                               ===========       ===========
LIQUIDITY CLASS SHARES:
  Sold......................................................   $    38,913       $    45,661
  Issued as reinvestment of distributions...................            26                55
  Redeemed..................................................       (41,339)          (41,842)
                                                               -----------       -----------
  Net increase/(decrease)...................................   $    (2,400)      $     3,874
                                                               ===========       ===========
ADVISER CLASS SHARES:
  Sold......................................................   $    10,909       $    22,778
  Issued as reinvestment of distributions...................           111                53
  Redeemed..................................................       (10,101)          (22,228)
                                                               -----------       -----------
  Net increase..............................................   $       919       $       603
                                                               ===========       ===========
INVESTOR CLASS SHARES:
  Sold......................................................   $    10,463       $    65,026
  Issued as reinvestment of distributions...................           101               338
  Redeemed..................................................       (21,335)         (181,489)
                                                               -----------       -----------
  Net decrease..............................................   $   (10,771)      $  (116,125)
                                                               ===========       ===========
DAILY CLASS SHARES:
  Sold......................................................   $    57,672       $    84,813
  Issued as reinvestment of distributions...................           262               150
  Redeemed..................................................       (71,277)          (99,640)
                                                               -----------       -----------
  Net decrease..............................................   $   (13,343)      $   (14,677)
                                                               ===========       ===========
INVESTOR A SHARES:
  Sold......................................................   $    20,336       $   259,664
  Issued as reinvestment of distributions...................           303               329
  Redeemed..................................................       (42,509)         (296,331)
                                                               -----------       -----------
  Net decrease..............................................   $   (21,870)      $   (36,338)
                                                               ===========       ===========
  Total net increase/(decrease).............................   $   505,234       $  (233,616)
                                                               ===========       ===========

---------------

(a)Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

                                                               CALIFORNIA TAX-EXEMPT RESERVES
                                                              --------------------------------
                                                                YEAR ENDED        YEAR ENDED
                                                              MARCH 31, 2005    MARCH 31, 2004
                                                              --------------------------------
(IN THOUSANDS)
CAPITAL CLASS SHARES:
  Sold......................................................    $ 334,272         $ 542,456
  Issued as reinvestment of distributions...................        1,638             1,181
  Redeemed..................................................     (399,406)         (546,580)
                                                                ---------         ---------
  Net decrease..............................................    $ (63,496)        $  (2,943)
                                                                =========         =========
INSTITUTIONAL CLASS SHARES:
  Sold......................................................    $ 450,676         $ 270,301
  Issued as reinvestment of distributions...................          978               370
  Redeemed..................................................     (494,590)         (145,677)
                                                                ---------         ---------
  Net increase/(decrease)...................................    $ (42,936)        $ 124,994
                                                                =========         =========
TRUST CLASS SHARES:
  Sold......................................................    $ 757,184         $ 560,525
  Issued as reinvestment of distributions...................          170               240
  Redeemed..................................................     (712,443)         (701,793)
                                                                ---------         ---------
  Net increase/(decrease)...................................    $  44,911         $(141,028)
                                                                =========         =========
LIQUIDITY CLASS SHARES:
  Sold......................................................    $  48,179         $  15,069
  Issued as reinvestment of distributions...................          103                15
  Redeemed..................................................      (32,792)          (16,987)
                                                                ---------         ---------
  Net increase/(decrease)...................................    $  15,490         $  (1,903)
                                                                =========         =========
ADVISER CLASS SHARES:
  Sold......................................................    $ 854,341         $ 903,192
  Issued as reinvestment of distributions...................        4,908             2,577
  Redeemed..................................................     (741,915)         (932,106)
                                                                ---------         ---------
  Net increase/(decrease)...................................    $ 117,334         $ (26,337)
                                                                =========         =========
INVESTOR CLASS SHARES:
  Sold......................................................    $ 589,966         $ 886,161
  Issued as reinvestment of distributions...................        2,521             1,645
  Redeemed..................................................     (717,701)         (878,569)
                                                                ---------         ---------
  Net increase/(decrease)...................................    $(125,214)        $   9,237
                                                                =========         =========
DAILY CLASS SHARES:
  Sold......................................................    $ 786,286         $ 825,579
  Issued as reinvestment of distributions...................        4,447             2,039
  Redeemed..................................................     (774,646)         (892,935)
                                                                ---------         ---------
  Net increase/(decrease)...................................    $  16,087         $ (65,317)
                                                                =========         =========
INVESTOR B SHARES:
  Sold......................................................    $      --         $      --
  Issued as reinvestment of distributions...................           --(b)             --(b)
  Redeemed..................................................           --(b)             --
                                                                ---------         ---------
  Net increase/(decrease)...................................    $      --         $      --
                                                                =========         =========
INVESTOR C SHARES:(C)(D)
  Sold......................................................    $      --         $     225
  Issued as reinvestment of distributions...................           --                --(b)
  Redeemed..................................................         (199)              (26)
                                                                ---------         ---------
  Net increase/(decrease)...................................    $    (199)        $     199
                                                                =========         =========
  Total net decrease........................................    $ (38,023)        $(103,098)
                                                                =========         =========

---------------
(a)Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.
(b)Amount represents less than 500 shares and/or $500, as applicable.
(c)California Tax-Exempt Reserves' Investor C Shares commenced operations on August 1, 2003.
(d)California Tax-Exempt Reserves' Investor C Shares were fully redeemed on April 29, 2004.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 110

NATIONS MONEY MARKET FUNDS

                                                                NEW YORK TAX-EXEMPT RESERVES
                                                              --------------------------------
                                                                YEAR ENDED        YEAR ENDED
                                                              MARCH 31, 2005    MARCH 31, 2004
                                                              --------------------------------
(IN THOUSANDS)
CAPITAL CLASS SHARES:
 Sold.......................................................    $  16,827          $  6,834
 Issued as reinvestment of distributions....................            7                35
 Redeemed...................................................      (15,845)          (14,491)
                                                                ---------          --------
 Net increase/(decrease)....................................    $     989          $ (7,622)
                                                                =========          ========
INSTITUTIONAL CLASS SHARES:(B)
 Sold.......................................................    $ 137,649          $113,732
 Issued as reinvestment of distributions....................          728               191
 Redeemed...................................................     (112,498)          (65,707)
                                                                ---------          --------
 Net increase...............................................    $  25,879          $ 48,216
                                                                =========          ========
TRUST CLASS SHARES:
 Sold.......................................................    $ 100,325          $ 39,913
 Issued as reinvestment of distributions....................           --                --
 Redeemed...................................................     (103,630)          (41,004)
                                                                ---------          --------
 Net decrease...............................................    $  (3,305)         $ (1,091)
                                                                =========          ========
LIQUIDITY CLASS SHARES:
 Sold.......................................................    $      --          $     --
 Issued as reinvestment of distributions....................           --                --
 Redeemed...................................................           --                --
                                                                ---------          --------
 Net increase/(decrease)....................................    $      --          $     --
                                                                =========          ========
ADVISER CLASS SHARES:(B)(C)
 Sold.......................................................    $  10,000          $  6,271
 Issued as reinvestment of distributions....................           --                 8
 Redeemed...................................................      (10,000)           (6,279)
                                                                ---------          --------
 Net increase/(decrease)....................................    $      --          $     --
                                                                =========          ========
INVESTOR CLASS SHARES:
 Sold.......................................................    $      --          $     --
 Issued as reinvestment of distributions....................           --                --
 Redeemed...................................................           --                --
                                                                ---------          --------
 Net increase/(decrease)....................................    $      --          $     --
                                                                =========          ========
MARKET CLASS SHARES:(B)
 Sold.......................................................    $  14,590          $ 39,326
 Issued as reinvestment of distributions....................           89                33
 Redeemed...................................................      (16,180)          (26,391)
                                                                ---------          --------
 Net increase/(decrease)....................................    $  (1,501)         $ 12,968
                                                                =========          ========
DAILY CLASS SHARES:
 Sold.......................................................    $      --          $     --
 Issued as reinvestment of distributions....................           --                --
 Redeemed...................................................           --                --
                                                                ---------          --------
 Net increase/(decrease)....................................    $      --          $     --
                                                                =========          ========
SERVICE CLASS SHARES:
 Sold.......................................................    $      --          $     --
 Issued as reinvestment of distributions....................           --                --
 Redeemed...................................................           --                --
                                                                ---------          --------
 Net increase/(decrease)....................................    $      --          $     --
                                                                =========          ========
INVESTOR B SHARES:
 Sold.......................................................    $      --          $     --
 Issued as reinvestment of distributions....................           --                --
 Redeemed...................................................           --                --
                                                                ---------          --------
 Net increase/(decrease)....................................    $      --          $     --
                                                                =========          ========
INVESTOR C SHARES:
 Sold.......................................................    $      --          $     --
 Issued as reinvestment of distributions....................           --                --
 Redeemed...................................................           --                --
                                                                ---------          --------
 Net increase/(decrease)....................................    $      --          $     --
                                                                =========          ========
 Total net increase.........................................    $  22,062          $ 52,471
                                                                =========          ========

---------------

(a)
  Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.

(b)
  New York Tax-Exempt Reserves Adviser Class, Institutional Class and Market Class Shares re-commenced operations on April 14, 2003, August 25, 2003 and August 25, 2003, respectively.

(c)
  New York Tax-Exempt Reserves Adviser Class Shares were fully redeemed on August 24, 2003.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                                                   NET ASSET                           DIVIDENDS
                                                                     VALUE              NET             FROM NET
                                                                   BEGINNING        INVESTMENT         INVESTMENT
                                                                   OF PERIOD       INCOME/(LOSS)         INCOME
                                                                   ----------------------------------------------
CASH RESERVES
CAPITAL CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0158           $(0.0158)
Year ended 3/31/2004........................................          1.00             0.0100            (0.0100)
Year ended 3/31/2003........................................          1.00             0.0161            (0.0161)
Year ended 3/31/2002........................................          1.00             0.0320            (0.0320)
Year ended 3/31/2001........................................          1.00             0.0628            (0.0628)
INSTITUTIONAL CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0154           $(0.0154)
Year ended 3/31/2004........................................          1.00             0.0096            (0.0096)
Year ended 3/31/2003........................................          1.00             0.0158            (0.0158)
Year ended 3/31/2002........................................          1.00             0.0316            (0.0316)
Period ended 3/31/2001(e)...................................          1.00             0.0192            (0.0192)
TRUST CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0148           $(0.0148)
Year ended 3/31/2004........................................          1.00             0.0090            (0.0090)
Year ended 3/31/2003........................................          1.00             0.0151            (0.0151)
Year ended 3/31/2002........................................          1.00             0.0310            (0.0310)
Year ended 3/31/2001........................................          1.00             0.0618            (0.0618)
LIQUIDITY CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0143           $(0.0143)
Year ended 3/31/2004........................................          1.00             0.0085            (0.0085)
Year ended 3/31/2003........................................          1.00             0.0146            (0.0146)
Year ended 3/31/2002........................................          1.00             0.0305            (0.0305)
Year ended 3/31/2001........................................          1.00             0.0613            (0.0613)
ADVISER CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0133           $(0.0133)
Year ended 3/31/2004........................................          1.00             0.0075            (0.0075)
Year ended 3/31/2003........................................          1.00             0.0136            (0.0136)
Year ended 3/31/2002........................................          1.00             0.0295            (0.0295)
Year ended 3/31/2001........................................          1.00             0.0603            (0.0603)
INVESTOR CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0123           $(0.0123)
Year ended 3/31/2004........................................          1.00             0.0065            (0.0065)
Year ended 3/31/2003........................................          1.00             0.0126            (0.0126)
Year ended 3/31/2002........................................          1.00             0.0285            (0.0285)
Year ended 3/31/2001........................................          1.00             0.0593            (0.0593)

---------------

(a)
  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)
  The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)
  The Reimbursement from Investment Adviser (see Note 3) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(d)
  The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)
  Cash Reserves Institutional Class Shares commenced operations on November 30, 2000.

 (f)
  Annualized

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 112

NATIONS MONEY MARKET FUNDS

                                                                     WITHOUT WAIVERS
                                                                     AND/OR EXPENSE
                                                                     REIMBURSEMENTS
                                       RATIO OF                      ---------------
                                       OPERATING       RATIO OF         RATIO OF
NET ASSET               NET ASSETS    EXPENSES TO   NET INVESTMENT      OPERATING
  VALUE                   END OF        AVERAGE     INCOME/(LOSS)      EXPENSES TO
 END OF       TOTAL       PERIOD          NET         TO AVERAGE         AVERAGE
 PERIOD     RETURN(A)      (000)       ASSETS(B)      NET ASSETS      NET ASSETS(B)
------------------------------------------------------------------------------------

  $1.00       1.59%     $18,286,171   0.20%             1.53%            0.27%
   1.00       1.01       24,767,958   0.20(c)           1.01             0.26
   1.00       1.63       33,084,072   0.20(d)           1.62             0.26
   1.00       3.25       39,231,604   0.20(d)           2.92             0.27
   1.00       6.46       20,037,526   0.20              6.22             0.27

  $1.00       1.55%     $ 4,869,930   0.24%             1.52%            0.31%
   1.00       0.97        5,350,799   0.24(c)           0.97             0.30
   1.00       1.59        4,541,350   0.24(d)           1.58             0.30
   1.00       3.21        3,257,737   0.24(d)           2.88             0.31
   1.00       1.90          651,116   0.24(f)           6.18(f)          0.31(f)

  $1.00       1.49%     $ 3,456,700   0.30%             1.47%            0.37%
   1.00       0.91        4,080,552   0.30(c)           0.91             0.36
   1.00       1.53        5,005,841   0.30(d)           1.52             0.36
   1.00       3.14        2,686,258   0.30(d)           2.82             0.37
   1.00       6.36        2,676,204   0.30              6.12             0.37

  $1.00       1.44%     $ 1,206,319   0.35%             1.39%            0.52%
   1.00       0.86        1,343,416   0.35(c)           0.86             0.99
   1.00       1.47        1,572,140   0.35(d)           1.47             1.11
   1.00       3.09        1,742,687   0.35(d)           2.77             1.12
   1.00       6.30        1,476,883   0.35              6.07             1.12

  $1.00       1.34%     $11,085,234   0.45%             1.33%            0.52%
   1.00       0.76       12,093,316   0.45(c)           0.76             0.51
   1.00       1.37        6,834,801   0.45(d)           1.37             0.51
   1.00       2.99        7,873,470   0.45(d)           2.67             0.52
   1.00       6.20        5,939,163   0.45              5.97             0.52

  $1.00       1.23%     $ 1,814,403   0.55%             1.18%            0.62%
   1.00       0.66        2,321,369   0.55(c)           0.66             0.61
   1.00       1.27        3,621,418   0.55(d)           1.27             0.61
   1.00       2.89        4,966,158   0.55(d)           2.57             0.62
   1.00       6.09        7,585,825   0.55              5.87             0.62

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                                   NET ASSET                           DIVIDENDS
                                                                     VALUE              NET             FROM NET
                                                                   BEGINNING        INVESTMENT         INVESTMENT
                                                                   OF PERIOD       INCOME/(LOSS)         INCOME
                                                                   ----------------------------------------------
CASH RESERVES (CONTINUED)
MARKET CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0113           $(0.0113)
Year ended 3/31/2004........................................          1.00             0.0055            (0.0055)
Year ended 3/31/2003........................................          1.00             0.0116            (0.0116)
Year ended 3/31/2002........................................          1.00             0.0275            (0.0275)
Year ended 3/31/2001........................................          1.00             0.0583            (0.0583)
DAILY CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0098           $(0.0098)
Year ended 3/31/2004........................................          1.00             0.0040            (0.0040)
Year ended 3/31/2003........................................          1.00             0.0102            (0.0102)
Year ended 3/31/2002........................................          1.00             0.0260            (0.0260)
Year ended 3/31/2001........................................          1.00             0.0568            (0.0568)
SERVICE CLASS SHARES
Period ended 10/30/2003(g)..................................         $1.00            $0.0015           $(0.0015)
Year ended 3/31/2003........................................          1.00             0.0061            (0.0061)
Year ended 3/31/2002........................................          1.00             0.0220            (0.0220)
Year ended 3/31/2001........................................          1.00             0.0528            (0.0528)
Period ended 3/31/2000(e)...................................          1.00             0.0404            (0.0404)
INVESTOR A SHARES
Year ended 3/31/2005........................................         $1.00            $0.0113           $(0.0113)
Year ended 3/31/2004........................................          1.00             0.0055            (0.0055)
Period ended 3/31/2003(e)(i)................................          1.00             0.0117            (0.0117)
INVESTOR B SHARES
Year ended 3/31/2005........................................         $1.00            $0.0060           $(0.0060)
Year ended 3/31/2004........................................          1.00             0.0025            (0.0025)
Year ended 3/31/2003........................................          1.00             0.0053            (0.0053)
Year ended 3/31/2002........................................          1.00             0.0210            (0.0210)
Year ended 3/31/2001........................................          1.00             0.0518            (0.0518)
INVESTOR C SHARES
Year ended 3/31/2005........................................         $1.00            $0.0060           $(0.0060)
Year ended 3/31/2004........................................          1.00             0.0025            (0.0025)
Year ended 3/31/2003........................................          1.00             0.0053            (0.0053)
Year ended 3/31/2002........................................          1.00             0.0210            (0.0210)
Year ended 3/31/2001........................................          1.00             0.0518            (0.0518)
MARSICO SHARES
Year ended 3/31/2005........................................         $1.00            $0.0123           $(0.0123)
Year ended 3/31/2004........................................          1.00             0.0065            (0.0065)
Period ended 3/31/2003(e)(i)................................          1.00             0.0127            (0.0127)

---------------
(a)
  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)
  The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)
  The Reimbursement from Investment Adviser (see Note 3) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(d)
  The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)
  Cash Reserves Service Class, Investor A and Marsico Shares commenced operations on April 28, 1999, May 13, 2002 and May 13, 2002, respectively.

 (f)
  Annualized.

(g)
  Cash Reserves Service Class Shares were fully redeemed on October 30, 2003.

(h)
  Amount represents less than $500.

 (i)
  The total returns for the period ended March 31, 2003 reflect the historical return information for the Nations Prime Fund Investor A Shares and Marsico Shares, which were reorganized into Nations Cash Reserves Investor A Shares and Marsico Shares on May 10, 2002.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 114

NATIONS MONEY MARKET FUNDS

                                                                                         WITHOUT WAIVERS
                                                                                         AND/OR EXPENSE
                                                                                         REIMBURSEMENTS
                                                   RATIO OF                              ---------------
                                                   OPERATING           RATIO OF             RATIO OF
NET ASSET                        NET ASSETS       EXPENSES TO       NET INVESTMENT          OPERATING
  VALUE                            END OF           AVERAGE         INCOME/(LOSS)          EXPENSES TO
 END OF       TOTAL                PERIOD             NET             TO AVERAGE             AVERAGE
 PERIOD     RETURN(A)               (000)          ASSETS(B)          NET ASSETS          NET ASSETS(B)
--------------------------------------------------------------------------------------------------------

  $1.00       1.13%              $        13       0.65%                0.90%                0.72%
   1.00       0.55                        32       0.65(c)              0.56                 0.71
   1.00       1.17                 3,774,034       0.65(d)              1.17                 0.71
   1.00       2.78                 3,844,641       0.65(d)              2.47                 0.72
   1.00       5.99                 3,342,882       0.65                 5.77                 0.72

  $1.00       0.98%              $ 9,560,013       0.80%                1.00%                0.87%
   1.00       0.40                 8,746,651       0.80(c)              0.41                 0.86
   1.00       1.02                11,635,944       0.80(d)              1.02                 0.86
   1.00       2.63                14,018,697       0.80(d)              2.32                 0.87
   1.00       5.83                14,589,888       0.80                 5.62                 0.87

  $1.00       0.15%              $        --(h)   (1.01)%(c)(f)         0.20%(f)             1.27%(f)
   1.00       0.62                   761,802       1.20(d)              0.62                 1.26
   1.00       2.22                 1,037,281       1.20(d)              1.92                 1.27
   1.00       5.41                   913,512       1.20                 5.22                 1.27
   1.00       4.11                   512,318       1.20(d)(f)           4.37(f)              1.29(f)

  $1.00       1.13%              $   256,503       0.65%                1.10%                0.72%
   1.00       0.56                   285,257       0.65(c)              0.56                 0.71
   1.00       1.18                   378,382       0.65(d)(f)           1.17(f)              0.71(f)

  $1.00       0.60%              $    22,076       1.16%                0.56%                1.37%
   1.00       0.25                    30,554       0.97(c)              0.24                 1.36
   1.00       0.54                    54,493       1.28(d)              0.54                 1.36
   1.00       2.12                    37,408       1.30(d)              1.82                 1.37
   1.00       5.30                    27,360       1.30                 5.12                 1.37

  $1.00       0.60%              $     1,543       1.18%                0.55%                1.37%
   1.00       0.25                     1,508       0.98(c)              0.23                 1.36
   1.00       0.54                     4,811       1.28(d)              0.54                 1.36
   1.00       2.12                     1,357       1.30(d)              1.82                 1.37
   1.00       5.30                     1,717       1.30                 5.12                 1.37

  $1.00       1.23%              $    11,005       0.55%                1.19%                0.62%
   1.00       0.66                    13,944       0.55(c)              0.66                 0.61
   1.00       1.28                    20,755       0.55(d)(f)           1.27(f)              0.61(f)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                                   NET ASSET                           DIVIDENDS
                                                                     VALUE              NET             FROM NET
                                                                   BEGINNING        INVESTMENT         INVESTMENT
                                                                   OF PERIOD       INCOME/(LOSS)         INCOME
                                                                   ----------------------------------------------
MONEY MARKET RESERVES
CAPITAL CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0157           $(0.0157)
Year ended 3/31/2004........................................          1.00             0.0098            (0.0098)
Year ended 3/31/2003........................................          1.00             0.0155            (0.0155)
Year ended 3/31/2002........................................          1.00             0.0311            (0.0311)
Year ended 3/31/2001........................................          1.00             0.0625            (0.0625)
INSTITUTIONAL CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0153           $(0.0153)
Year ended 3/31/2004........................................          1.00             0.0094            (0.0094)
Year ended 3/31/2003........................................          1.00             0.0151            (0.0151)
Year ended 3/31/2002........................................          1.00             0.0307            (0.0307)
Period ended 3/31/2001(d)...................................          1.00             0.0221            (0.0221)
TRUST CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0147           $(0.0147)
Year ended 3/31/2004........................................          1.00             0.0088            (0.0088)
Year ended 3/31/2003........................................          1.00             0.0145            (0.0145)
Year ended 3/31/2002........................................          1.00             0.0301            (0.0301)
Year ended 3/31/2001........................................          1.00             0.0615            (0.0615)
LIQUIDITY CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0142           $(0.0142)
Year ended 3/31/2004........................................          1.00             0.0083            (0.0083)
Year ended 3/31/2003........................................          1.00             0.0139            (0.0139)
Year ended 3/31/2002........................................          1.00             0.0296            (0.0296)
Year ended 3/31/2001........................................          1.00             0.0610            (0.0610)
ADVISER CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0132           $(0.0132)
Year ended 3/31/2004........................................          1.00             0.0073            (0.0073)
Year ended 3/31/2003........................................          1.00             0.0129            (0.0129)
Year ended 3/31/2002........................................          1.00             0.0286            (0.0286)
Year ended 3/31/2001........................................          1.00             0.0600            (0.0600)
INVESTOR CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0122           $(0.0122)
Year ended 3/31/2004........................................          1.00             0.0063            (0.0063)
Year ended 3/31/2003........................................          1.00             0.0119            (0.0119)
Year ended 3/31/2002........................................          1.00             0.0276            (0.0276)
Year ended 3/31/2001........................................          1.00             0.0501            (0.0501)

---------------

(a)
  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)
  The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)
  The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)
  Money Market Reserves Institutional Class commenced operations on November 17, 2000.

(e)
  Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 116

NATIONS MONEY MARKET FUNDS

                                                                     WITHOUT WAIVERS
                                                                     AND/OR EXPENSE
                                                                     REIMBURSEMENTS
                                       RATIO OF                      ---------------
                                       OPERATING       RATIO OF         RATIO OF
NET ASSET               NET ASSETS    EXPENSES TO   NET INVESTMENT      OPERATING
  VALUE                   END OF        AVERAGE     INCOME/(LOSS)      EXPENSES TO
 END OF       TOTAL       PERIOD          NET         TO AVERAGE         AVERAGE
 PERIOD     RETURN(A)      (000)       ASSETS(B)      NET ASSETS      NET ASSETS(B)
------------------------------------------------------------------------------------

  $1.00       1.58%     $ 7,148,040   0.20%             1.50%            0.27%
   1.00       0.98        9,064,090   0.20              0.98             0.26
   1.00       1.56       10,092,837   0.20(c)           1.54             0.26
   1.00       3.16       11,084,336   0.20              2.85             0.28
   1.00       6.43        6,103,253   0.20(c)           6.19             0.27

  $1.00       1.54%     $ 1,915,745   0.24%             1.59%            0.31%
   1.00       0.94          937,474   0.24              0.94             0.30
   1.00       1.52          721,023   0.24(c)           1.50             0.30
   1.00       3.12          535,650   0.24              2.81             0.32
   1.00       2.23          574,968   0.24(c)(e)        6.15(e)          0.31(e)

  $1.00       1.48%     $    10,933   0.30%             1.32%            0.37%
   1.00       0.88            9,344   0.30              0.88             0.36
   1.00       1.46           60,342   0.30(c)           1.44             0.36
   1.00       3.05        1,311,771   0.30              2.75             0.38
   1.00       6.33           67,422   0.30(c)           6.09             0.37

  $1.00       1.42%     $   492,232   0.35%             1.44%            0.52%
   1.00       0.83          437,371   0.35              0.83             1.00
   1.00       1.41          497,339   0.35(c)           1.39             1.11
   1.00       3.00          566,000   0.35              2.70             1.13
   1.00       6.27        1,085,231   0.35(c)           6.04             1.12

  $1.00       1.32%     $ 1,740,828   0.45%             1.34%            0.52%
   1.00       0.73        1,791,613   0.45              0.73             0.51
   1.00       1.31          640,364   0.45(c)           1.29             0.51
   1.00       2.90          967,747   0.45              2.60             0.53
   1.00       6.17          622,177   0.45(c)           5.94             0.52

  $1.00       1.22%     $    85,981   0.55%             1.20%            0.62%
   1.00       0.63           89,996   0.55              0.63             0.61
   1.00       1.21           61,153   0.55(c)           1.19             0.61
   1.00       2.80           44,170   0.55              2.50             0.63
   1.00       5.12           90,380   0.55(c)           5.84             0.62

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                                   NET ASSET                           DIVIDENDS
                                                                     VALUE              NET             FROM NET
                                                                   BEGINNING        INVESTMENT         INVESTMENT
                                                                   OF PERIOD       INCOME/(LOSS)         INCOME
                                                                   ----------------------------------------------
MONEY MARKET RESERVES (CONTINUED)
MARKET CLASS SHARES
Period ended 9/25/2003(e)...................................         $1.00            $0.0028           $(0.0028)
Year ended 3/31/2003........................................          1.00             0.0109            (0.0109)
Year ended 3/31/2002........................................          1.00             0.0266            (0.0266)
Year ended 3/31/2001........................................          1.00             0.0580            (0.0580)
Year ended 3/31/2000........................................          1.00             0.0490            (0.0490)
DAILY CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0097           $(0.0097)
Year ended 3/31/2004........................................          1.00             0.0038            (0.0038)
Year ended 3/31/2003........................................          1.00             0.0095            (0.0095)
Year ended 3/31/2002........................................          1.00             0.0251            (0.0251)
Year ended 3/31/2001........................................          1.00             0.0565            (0.0565)
SERVICE CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0080           $(0.0080)
Year ended 3/31/2004........................................          1.00             0.0025            (0.0025)
Year ended 3/31/2003........................................          1.00             0.0056            (0.0056)
Year ended 3/31/2002........................................          1.00             0.0211            (0.0211)
Year ended 3/31/2001........................................          1.00             0.0525            (0.0525)
INVESTOR B SHARES
Year ended 3/31/2005........................................         $1.00            $0.0060           $(0.0060)
Year ended 3/31/2004........................................          1.00             0.0025            (0.0025)
Year ended 3/31/2003........................................          1.00             0.0049            (0.0049)
Year ended 3/31/2002........................................          1.00             0.0201            (0.0201)
Year ended 3/31/2001........................................          1.00             0.0515            (0.0515)
INVESTOR C SHARES
Year ended 3/31/2005........................................         $1.00            $0.0060           $(0.0060)
Year ended 3/31/2004........................................          1.00             0.0025            (0.0025)
Year ended 3/31/2003........................................          1.00             0.0049            (0.0049)
Year ended 3/31/2002........................................          1.00             0.0201            (0.0201)
Year ended 3/31/2001........................................          1.00             0.0208            (0.0208)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)Annualized.

(e)Money Market Reserves Market Class Shares were fully redeemed on September 25, 2003.

 (f)
   Amount represents less than $500.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 118

NATIONS MONEY MARKET FUNDS

                                                                                      WITHOUT WAIVERS
                                                                                       AND/OR EXPENSE
                                                                                       REIMBURSEMENTS
                                                                                      ----------------
                                                RATIO OF                RATIO OF          RATIO OF
NET ASSET               NET ASSETS             OPERATING             NET INVESTMENT      OPERATING
  VALUE                   END OF              EXPENSES TO            INCOME/(LOSS)      EXPENSES TO
 END OF       TOTAL       PERIOD                AVERAGE                TO AVERAGE         AVERAGE
 PERIOD     RETURN(A)     (000)              NET ASSETS(B)             NET ASSETS      NET ASSETS(B)
------------------------------------------------------------------------------------------------------

  $1.00        0.28%    $       --(f)             0.65%(d)                0.53%(d)          0.72%(d)
   1.00        1.11      1,235,160                0.65(c)                 1.09              0.71
   1.00        2.69      1,422,125                0.65                    2.40              0.73
   1.00        5.96      1,292,998                0.65(c)                 5.74              0.72
   1.00        5.01      1,021,002                0.65(c)                 5.19              0.78

  $1.00        0.97%    $    3,588                0.80%                   0.95%             0.87%
   1.00        0.38          3,778                0.80                    0.38              0.86
   1.00        0.95          4,756                0.80(c)                 0.94              0.86
   1.00        2.54          4,501                0.80                    2.25              0.88
   1.00        5.80          7,561                0.80(c)                 5.59              0.87

  $1.00        0.80%    $    1,762                0.95%                   0.53%             1.07%
   1.00        0.25         75,965                0.95                    0.23              1.22
   1.00        0.56        118,713                1.19(c)                 0.55              1.26
   1.00        2.13        139,024                1.20                    1.85              1.28
   1.00        5.38        203,160                1.20(c)                 5.19              1.27

  $1.00        0.60%    $    6,470                1.16%                   0.56%             1.37%
   1.00        0.25          8,955                0.94                    0.24              1.36
   1.00        0.49         15,512                1.26(c)                 0.48              1.36
   1.00        2.03          9,407                1.30                    1.75              1.38
   1.00        5.27          6,907                1.30(c)                 5.09              1.37

  $1.00        0.60%    $      988                1.13%                   0.49%             1.37%
   1.00        0.25            754                0.93                    0.25              1.36
   1.00        0.49          1,072                1.27(c)                 0.47              1.36
   1.00        2.03            408                1.30                    1.75              1.38
   1.00        2.08            340                1.30(c)                 5.09              1.37

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                                   NET ASSET                           DIVIDENDS
                                                                     VALUE              NET             FROM NET
                                                                   BEGINNING        INVESTMENT         INVESTMENT
                                                                   OF PERIOD       INCOME/(LOSS)         INCOME
                                                                   ----------------------------------------------
TREASURY RESERVES
CAPITAL CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0144           $(0.0144)
Year ended 3/31/2004........................................          1.00             0.0093            (0.0093)
Year ended 3/31/2003........................................          1.00             0.0150            (0.0150)
Year ended 3/31/2002........................................          1.00             0.0302            (0.0302)
Year ended 3/31/2001........................................          1.00             0.0603            (0.0603)
INSTITUTIONAL CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0140           $(0.0140)
Year ended 3/31/2004........................................          1.00             0.0089            (0.0089)
Year ended 3/31/2003........................................          1.00             0.0146            (0.0146)
Year ended 3/31/2002........................................          1.00             0.0298            (0.0298)
Period ended 3/31/2001(d)...................................          1.00             0.0206            (0.0206)
TRUST CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0134           $(0.0134)
Year ended 3/31/2004........................................          1.00             0.0083            (0.0083)
Year ended 3/31/2003........................................          1.00             0.0140            (0.0140)
Year ended 3/31/2002........................................          1.00             0.0292            (0.0292)
Year ended 3/31/2001........................................          1.00             0.0593            (0.0593)
LIQUIDITY CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0129           $(0.0129)
Year ended 3/31/2004........................................          1.00             0.0078            (0.0078)
Year ended 3/31/2003........................................          1.00             0.0136            (0.0136)
Year ended 3/31/2002........................................          1.00             0.0287            (0.0287)
Year ended 3/31/2001........................................          1.00             0.0588            (0.0588)
ADVISER CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0119           $(0.0119)
Year ended 3/31/2004........................................          1.00             0.0068            (0.0068)
Year ended 3/31/2003........................................          1.00             0.0126            (0.0126)
Year ended 3/31/2002........................................          1.00             0.0277            (0.0277)
Year ended 3/31/2001........................................          1.00             0.0578            (0.0578)
INVESTOR CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0109           $(0.0109)
Year ended 3/31/2004........................................          1.00             0.0058            (0.0058)
Year ended 3/31/2003........................................          1.00             0.0116            (0.0116)
Year ended 3/31/2002........................................          1.00             0.0267            (0.0267)
Year ended 3/31/2001........................................          1.00             0.0568            (0.0568)

---------------

(a)
  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)
  The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)
  The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)
  Treasury Reserves Institutional Class Shares commenced operations on November 21, 2000.

(e)
  Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 120

NATIONS MONEY MARKET FUNDS

                                                                              WITHOUT WAIVERS
                                                                               AND/OR EXPENSE
                                                                               REIMBURSEMENTS
                                                                              ----------------
                                            RATIO OF            RATIO OF          RATIO OF
NET ASSET               NET ASSETS         OPERATING         NET INVESTMENT      OPERATING
  VALUE                   END OF          EXPENSES TO        INCOME/(LOSS)      EXPENSES TO
 END OF       TOTAL       PERIOD            AVERAGE            TO AVERAGE         AVERAGE
 PERIOD     RETURN(A)     (000)          NET ASSETS(B)         NET ASSETS      NET ASSETS(B)
----------------------------------------------------------------------------------------------

  $1.00       1.45%     $1,570,292            0.20%                1.41%            0.27%
   1.00       0.94       2,120,480            0.20                 0.94             0.26
   1.00       1.51       2,560,626            0.20                 1.52             0.26
   1.00       3.06       3,715,126            0.20                 2.81             0.27
   1.00       6.20       1,900,312            0.20(c)              5.99             0.27

  $1.00       1.41%     $  439,022            0.24%                1.42%            0.31%
   1.00       0.90         498,188            0.24                 0.90             0.30
   1.00       1.47         538,719            0.24                 1.48             0.30
   1.00       3.02         383,265            0.24                 2.77             0.31
   1.00       2.08          29,572            0.24(c)(e)           5.95(e)          0.31(e)

  $1.00       1.35%     $  656,083            0.30%                1.31%            0.37%
   1.00       0.84         808,567            0.30                 0.84             0.36
   1.00       1.41         908,826            0.30                 1.42             0.36
   1.00       2.96         399,582            0.30                 2.71             0.37
   1.00       6.09         315,854            0.30(c)              5.89             0.37

  $1.00       1.30%     $  413,480            0.35%                1.32%            0.52%
   1.00       0.79         347,723            0.35                 0.79             1.03
   1.00       1.36         384,984            0.35                 1.37             1.16
   1.00       2.90         370,139            0.35                 2.66             1.17
   1.00       6.04         348,850            0.35(c)              5.84             1.17

  $1.00       1.20%     $4,608,621            0.45%                1.20%            0.52%
   1.00       0.68       4,019,140            0.45                 0.69             0.51
   1.00       1.26       2,723,279            0.45                 1.27             0.51
   1.00       2.80       2,568,691            0.45                 2.56             0.52
   1.00       5.93       1,918,597            0.45(c)              5.74             0.52

  $1.00       1.10%     $  368,396            0.55%                1.02%            0.62%
   1.00       0.58         450,784            0.55                 0.59             0.61
   1.00       1.16         673,332            0.55                 1.17             0.61
   1.00       2.70         688,990            0.55                 2.46             0.62
   1.00       5.83         700,202            0.55(c)              5.64             0.62

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                                   NET ASSET                           DIVIDENDS
                                                                     VALUE              NET             FROM NET
                                                                   BEGINNING        INVESTMENT         INVESTMENT
                                                                   OF PERIOD       INCOME/(LOSS)         INCOME
                                                                   ----------------------------------------------
TREASURY RESERVES (CONTINUED)
MARKET CLASS SHARES
Period ended 9/25/2003(f)...................................         $1.00            $0.0027           $(0.0027)
Year ended 3/31/2003........................................          1.00             0.0106            (0.0106)
Year ended 3/31/2002........................................          1.00             0.0257            (0.0257)
Year ended 3/31/2001........................................          1.00             0.0557            (0.0557)
Year ended 3/31/2000........................................          1.00             0.0459            (0.0459)
DAILY CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0085           $(0.0085)
Year ended 3/31/2004........................................          1.00             0.0033            (0.0033)
Year ended 3/31/2003........................................          1.00             0.0090            (0.0090)
Year ended 3/31/2002........................................          1.00             0.0242            (0.0242)
Year ended 3/31/2001........................................          1.00             0.0543            (0.0543)
SERVICE CLASS SHARES
Period ended 10/30/2003(f)..................................         $1.00            $0.0015           $(0.0015)
Year ended 3/31/2003........................................          1.00             0.0051            (0.0051)
Year ended 3/31/2002........................................          1.00             0.0202            (0.0202)
Year ended 3/31/2001........................................          1.00             0.0503            (0.0503)
Period ended 3/31/2000(e)...................................          1.00             0.0358            (0.0358)
INVESTOR A SHARES
Year ended 3/31/2005........................................         $1.00            $0.0099           $(0.0099)
Year ended 3/31/2004........................................          1.00             0.0048            (0.0048)
Period ended 3/31/2003(d)(h)................................          1.00             0.0107            (0.0107)
INVESTOR B SHARES
Year ended 3/31/2005........................................         $1.00            $0.0051           $(0.0051)
Year ended 3/31/2004........................................          1.00             0.0025            (0.0025)
Year ended 3/31/2003........................................          1.00             0.0047            (0.0047)
Year ended 3/31/2002........................................          1.00             0.0192            (0.0192)
Year ended 3/31/2001........................................          1.00             0.0493            (0.0493)
INVESTOR C SHARES
Period ended 7/23/2003(f)...................................         $1.00            $0.0008           $(0.0008)
Period ended 3/31/2003(d)...................................          1.00             0.0017            (0.0017)

---------------
(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)Treasury Reserves Investor A and Investor C Shares commenced operations on May 13, 2002 and July 16, 2002, respectively.

(e)Annualized.

 (f)
   Treasury Reserves Market Class, Service Class and Investor C Shares were fully redeemed on September 25, 2003, October 30, 2003, and July 23, 2003, respectively.

(g)Amount represents less than $500.

(h)The total return for the period ended March 31, 2003 reflect the historical return information for the Nations Treasury Fund Investor A Shares, which were reorganized into Nations Treasury Reserves Investor A Shares on May 10, 2002.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 122

NATIONS MONEY MARKET FUNDS

                                                                                      WITHOUT WAIVERS
                                                                                       AND/OR EXPENSE
                                                                                       REIMBURSEMENTS
                                                                                      ----------------
                                                RATIO OF                RATIO OF          RATIO OF
NET ASSET               NET ASSETS             OPERATING             NET INVESTMENT      OPERATING
  VALUE                   END OF              EXPENSES TO            INCOME/(LOSS)      EXPENSES TO
 END OF       TOTAL       PERIOD                AVERAGE                TO AVERAGE         AVERAGE
 PERIOD     RETURN(A)     (000)              NET ASSETS(B)             NET ASSETS      NET ASSETS(B)
------------------------------------------------------------------------------------------------------

  $1.00       0.27%     $       --(g)             0.65%(e)                0.49%(e)          0.72%(e)
   1.00       1.06       1,334,965                0.65                    1.07              0.71
   1.00       2.60       1,381,945                0.65                    2.36              0.72
   1.00       5.72       1,369,949                0.65(c)                 5.54              0.72
   1.00       4.68       1,511,932                0.65(c)                 4.61              0.73
  $1.00       0.85%     $  256,064                0.80%                   0.83%             0.87%
   1.00       0.33         291,341                0.80                    0.34              0.86
   1.00       0.91       1,159,050                0.80                    0.92              0.86
   1.00       2.44       1,301,678                0.80                    2.21              0.87
   1.00       5.56         981,837                0.80(c)                 5.39              0.87
  $1.00       0.15%     $       --(g)             0.95%(e)                0.19%(e)          1.26%(e)
   1.00       0.52         292,215                1.19                    0.53              1.26
   1.00       2.04         330,420                1.20                    1.81              1.27
   1.00       5.14         343,240                1.20(c)                 4.99              1.27
   1.00       3.63         244,035                1.20(c)(e)              4.06(e)           1.28(e)
  $1.00       1.00%     $  632,569                0.65%                   0.95%             0.72%
   1.00       0.48         702,673                0.65                    0.49              0.71
   1.00       1.07         850,729                0.65(e)                 1.07(e)           0.71(e)
  $1.00       0.51%     $      238                1.12%                   0.47%             1.37%
   1.00       0.25             359                0.90                    0.24              1.36
   1.00       0.47             535                1.22                    0.50              1.36
   1.00       1.93             180                1.30                    1.71              1.37
   1.00       5.04             237                1.30(c)                 4.89              1.37

  $1.00       0.08%     $       --(g)             1.05%(e)                0.09%(e)          1.37%(e)
   1.00       0.15               5                1.26(e)                 0.46(e)           1.36(e)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                                   NET ASSET                           DIVIDENDS
                                                                     VALUE              NET             FROM NET
                                                                   BEGINNING        INVESTMENT         INVESTMENT
                                                                   OF PERIOD       INCOME/(LOSS)         INCOME
                                                                   ----------------------------------------------
GOVERNMENT RESERVES
CAPITAL CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0152           $(0.0152)
Year ended 3/31/2004........................................          1.00             0.0095            (0.0095)
Year ended 3/31/2003........................................          1.00             0.0151            (0.0151)
Year ended 3/31/2002........................................          1.00             0.0303            (0.0303)
Year ended 3/31/2001........................................          1.00             0.0615            (0.0615)
INSTITUTIONAL CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0148           $(0.0148)
Year ended 3/31/2004........................................          1.00             0.0091            (0.0091)
Year ended 3/31/2003........................................          1.00             0.0147            (0.0147)
Year ended 3/31/2002........................................          1.00             0.0299            (0.0299)
Period ended 3/31/2001(d)...................................          1.00             0.0210            (0.0210)
TRUST CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0142           $(0.0142)
Year ended 3/31/2004........................................          1.00             0.0085            (0.0085)
Year ended 3/31/2003........................................          1.00             0.0141            (0.0141)
Year ended 3/31/2002........................................          1.00             0.0293            (0.0293)
Year ended 3/31/2001........................................          1.00             0.0605            (0.0605)
LIQUIDITY CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0137           $(0.0137)
Year ended 3/31/2004........................................          1.00             0.0080            (0.0080)
Year ended 3/31/2003........................................          1.00             0.0136            (0.0136)
Year ended 3/31/2002........................................          1.00             0.0286            (0.0286)
Year ended 3/31/2001........................................          1.00             0.0600            (0.0600)
ADVISER CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0127           $(0.0127)
Year ended 3/31/2004........................................          1.00             0.0070            (0.0070)
Year ended 3/31/2003........................................          1.00             0.0126            (0.0126)
Year ended 3/31/2002........................................          1.00             0.0278            (0.0278)
Year ended 3/31/2001........................................          1.00             0.0590            (0.0590)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(b)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c)The effect of interest expense on the operating expense ratio was less than 0.01%.
(d)Government Reserves Institutional Class Shares commenced operations on November 21, 2000.
(e)Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 124

NATIONS MONEY MARKET FUNDS

                                                                              WITHOUT WAIVERS
                                                                               AND/OR EXPENSE
                                                                               REIMBURSEMENTS
                                                                              ----------------
                                            RATIO OF            RATIO OF          RATIO OF
NET ASSET               NET ASSETS         OPERATING         NET INVESTMENT      OPERATING
  VALUE                   END OF          EXPENSES TO        INCOME/(LOSS)      EXPENSES TO
 END OF       TOTAL       PERIOD            AVERAGE            TO AVERAGE         AVERAGE
 PERIOD     RETURN(A)     (000)          NET ASSETS(B)         NET ASSETS      NET ASSETS(B)
----------------------------------------------------------------------------------------------

  $1.00       1.53%     $1,132,047            0.20%               1.51%             0.27%
   1.00       0.96       1,289,052            0.20                0.96              0.26
   1.00       1.52       1,772,133            0.20                1.48              0.27
   1.00       3.07       1,818,554            0.20                2.70              0.28
   1.00       6.32         852,138            0.20(c)             6.06              0.29

  $1.00       1.49%     $  186,374            0.24%               1.45%             0.31%
   1.00       0.92         438,059            0.24                0.92              0.30
   1.00       1.48          81,814            0.24                1.44              0.31
   1.00       3.03          86,551            0.24                2.66              0.32
   1.00       2.12         260,087            0.24(e)             6.02(e)           0.33(e)

  $1.00       1.43%     $  250,281            0.30%               1.50%             0.37%
   1.00       0.86         292,272            0.30                0.86              0.36
   1.00       1.42         380,478            0.30                1.38              0.37
   1.00       2.97         289,252            0.30                2.60              0.38
   1.00       6.22         222,765            0.30(c)             5.96              0.39

  $1.00       1.38%     $  410,737            0.35%               1.41%             0.52%
   1.00       0.81         300,885            0.35                0.81              0.99
   1.00       1.37         175,562            0.35                1.33              1.12
   1.00       2.91         164,296            0.35                2.55              1.13
   1.00       6.16         468,083            0.35(c)             5.91              1.14

  $1.00       1.28%     $  804,271            0.45%               1.23%             0.52%
   1.00       0.70       1,104,735            0.45                0.71              0.51
   1.00       1.27         586,412            0.45                1.23              0.52
   1.00       2.81         794,855            0.45                2.45              0.53
   1.00       6.06       1,190,853            0.45(c)             5.81              0.54

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                                   NET ASSET                           DIVIDENDS
                                                                     VALUE              NET             FROM NET
                                                                   BEGINNING        INVESTMENT         INVESTMENT
                                                                   OF PERIOD       INCOME/(LOSS)         INCOME
                                                                   ----------------------------------------------
GOVERNMENT RESERVES (CONTINUED)
INVESTOR CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0117           $(0.0117)
Year ended 3/31/2004........................................          1.00             0.0060            (0.0060)
Year ended 3/31/2003........................................          1.00             0.0116            (0.0116)
Year ended 3/31/2002........................................          1.00             0.0268            (0.0268)
Year ended 3/31/2001........................................          1.00             0.0580            (0.0580)
MARKET CLASS SHARES
Period ended 9/25/2003(d)...................................         $1.00            $0.0028           $(0.0028)
Year ended 3/31/2003........................................          1.00             0.0106            (0.0106)
Year ended 3/31/2002........................................          1.00             0.0258            (0.0258)
Year ended 3/31/2001........................................          1.00             0.0570            (0.0570)
Year ended 3/31/2000........................................          1.00             0.0471            (0.0471)
Period ended 3/31/1999(e)...................................          1.00             0.0431            (0.0431)
Year ended 4/30/1998........................................          1.00             0.0508            (0.0508)
DAILY CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0092           $(0.0092)
Year ended 3/31/2004........................................          1.00             0.0035            (0.0035)
Year ended 3/31/2003........................................          1.00             0.0091            (0.0091)
Year ended 3/31/2002........................................          1.00             0.0243            (0.0243)
Year ended 3/31/2001........................................          1.00             0.0554            (0.0554)
SERVICE CLASS SHARES
Period ended 9/25/2003(d)...................................         $1.00            $0.0012           $(0.0012)
Year ended 3/31/2003........................................          1.00             0.0052            (0.0052)
Year ended 3/31/2002........................................          1.00             0.0203            (0.0203)
Year ended 3/31/2001........................................          1.00             0.0515            (0.0515)
Period ended 3/31/2000(f)...................................          1.00             0.0348            (0.0348)
INVESTOR A SHARES
Year ended 3/31/2005........................................         $1.00            $0.0107           $(0.0107)
Year ended 3/31/2004........................................          1.00             0.0050            (0.0050)
Period ended 3/31/2003(f)(i)................................          1.00             0.0108            (0.0108)
INVESTOR B SHARES
Year ended 3/31/2005........................................         $1.00            $0.0056           $(0.0056)
Year ended 3/31/2004........................................          1.00             0.0025            (0.0025)
Year ended 3/31/2003........................................          1.00             0.0045            (0.0045)
Year ended 3/31/2002........................................          1.00             0.0193            (0.0193)
Year ended 3/31/2001........................................          1.00             0.0505            (0.0505)
INVESTOR C SHARES
Period ended 1/06/2003(d)...................................         $1.00            $0.0037           $(0.0037)
Year ended 3/31/2002........................................          1.00             0.0193            (0.0193)
Year ended 3/31/2001........................................          1.00             0.0505            (0.0505)
Period ended 3/31/2000(f)...................................          1.00             0.0126            (0.0126)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)Government Reserves Market Class, Service Class and Investor C Shares were fully redeemed on September 25, 2003, September 25, 2003 and January 6, 2003, respectively.

(e)Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.

 (f)
   Government Reserves Service Class, Investor A and Investor C Shares commenced operations on June 8, 1999, May 13, 2002 and December 21, 1999, respectively.

(g)Annualized.

(h)Amount represents less than $500.

 (i)
   The total return for the period ended March 31, 2003 reflect the historical return information for the Nations Government Money Market Fund Investor A Shares, which were reorganized into Nations Government Reserves Investor A Shares on May 10, 2002.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 126

NATIONS MONEY MARKET FUNDS

                                                                                      WITHOUT WAIVERS
                                                                                       AND/OR EXPENSE
                                                                                       REIMBURSEMENTS
                                                                                      ----------------
                                                RATIO OF                RATIO OF          RATIO OF
NET ASSET               NET ASSETS             OPERATING             NET INVESTMENT      OPERATING
  VALUE                   END OF              EXPENSES TO            INCOME/(LOSS)      EXPENSES TO
 END OF       TOTAL       PERIOD                AVERAGE                TO AVERAGE         AVERAGE
 PERIOD     RETURN(A)     (000)              NET ASSETS(B)             NET ASSETS      NET ASSETS(B)
------------------------------------------------------------------------------------------------------

  $1.00       1.18%     $  460,841                0.55%                   1.10%             0.62%
   1.00       0.60         792,634                0.55                    0.61              0.61
   1.00       1.17         578,548                0.55                    1.13              0.62
   1.00       2.71       1,001,552                0.55                    2.35              0.63
   1.00       5.95         331,555                0.55(c)                 5.71              0.64

  $1.00       0.28%     $       --(h)             0.65%(g)                0.51%(g)          0.72%(g)
   1.00       1.07         502,090                0.65                    1.08              0.72
   1.00       2.61         561,082                0.65                    2.25              0.73
   1.00       5.85         488,016                0.65(c)                 5.61              0.74
   1.00       4.81         370,000                0.65(c)                 4.81              0.74
   1.00       4.39         334,000                0.61(g)                 4.64(g)           0.89(g)
   1.00       5.20         274,499                0.55                    5.08              0.90

  $1.00       0.93%     $  304,322                0.80%                   0.94%             0.87%
   1.00       0.35         352,046                0.80                    0.36              0.86
   1.00       0.92         312,836                0.80                    0.88              0.87
   1.00       2.45         317,287                0.80                    2.10              0.88
   1.00       5.69         259,937                0.80(c)                 5.46              0.89

  $1.00       0.12%     $       --(h)             0.97%(g)                0.19%(g)          1.27%(g)
   1.00       0.52          36,006                1.19                    0.49              1.27
   1.00       2.05          36,505                1.20                    1.70              1.28
   1.00       5.27          26,001                1.20(c)                 5.06              1.29
   1.00       3.53          10,000                1.20(c)(g)              4.26(g)           1.29(g)

  $1.00       1.08%     $   31,654                0.65%                   1.13%             0.72%
   1.00       0.50          11,263                0.65                    0.51              0.71
   1.00       1.08           6,069                0.65(g)                 1.03(g)           0.72(g)

  $1.00       0.57%     $      704                1.15%                   0.55%             1.37%
   1.00       0.25             917                0.92                    0.24              1.36(a)
   1.00       0.45           1,804                1.26                    0.42              1.37(a)
   1.00       1.94           2,105                1.30                    1.60              1.38(a)
   1.00       5.17             990                1.30                    4.96              1.39(a)

  $1.00       0.37%     $       --(h)             1.30%(g)                0.57%(g)          1.37%(g)
   1.00       1.95             982                1.30                    1.60              1.38
   1.00       5.17             160                1.30(c)                 4.96              1.39
   1.00       1.26             746                1.30(c)(g)              4.16(g)           1.39(g)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                                   NET ASSET                           DIVIDENDS
                                                                     VALUE              NET             FROM NET
                                                                   BEGINNING        INVESTMENT         INVESTMENT
                                                                   OF PERIOD       INCOME/(LOSS)         INCOME
                                                                   ----------------------------------------------
MUNICIPAL RESERVES
CAPITAL CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0128           $(0.0128)
Year ended 3/31/2004........................................          1.00             0.0089            (0.0089)
Year ended 3/31/2003........................................          1.00             0.0127            (0.0127)
Year ended 3/31/2002........................................          1.00             0.0215            (0.0215)
Year ended 3/31/2001........................................          1.00             0.0392            (0.0392)
INSTITUTIONAL CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0124           $(0.0124)
Year ended 3/31/2004........................................          1.00             0.0085            (0.0085)
Year ended 3/31/2003........................................          1.00             0.0123            (0.0123)
Year ended 3/31/2002........................................          1.00             0.0163            (0.0163)
Period ended 3/31/2001(b)...................................          1.00             0.0110            (0.0110)
TRUST CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0118           $(0.0118)
Year ended 3/31/2004........................................          1.00             0.0079            (0.0079)
Year ended 3/31/2003........................................          1.00             0.0117            (0.0117)
Year ended 3/31/2002........................................          1.00             0.0205            (0.0205)
Year ended 3/31/2001........................................          1.00             0.0382            (0.0382)
LIQUIDITY CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0113           $(0.0113)
Year ended 3/31/2004........................................          1.00             0.0074            (0.0074)
Year ended 3/31/2003........................................          1.00             0.0113            (0.0113)
Year ended 3/31/2002........................................          1.00             0.0200            (0.0200)
Year ended 3/31/2001........................................          1.00             0.0377            (0.0377)
ADVISER CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0103           $(0.0103)
Year ended 3/31/2004........................................          1.00             0.0064            (0.0064)
Year ended 3/31/2003........................................          1.00             0.0103            (0.0103)
Year ended 3/31/2002........................................          1.00             0.0190            (0.0190)
Year ended 3/31/2001........................................          1.00             0.0367            (0.0367)
INVESTOR CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0093           $(0.0093)
Year ended 3/31/2004........................................          1.00             0.0054            (0.0054)
Year ended 3/31/2003........................................          1.00             0.0093            (0.0093)
Year ended 3/31/2002........................................          1.00             0.0180            (0.0180)
Year ended 3/31/2001........................................          1.00             0.0357            (0.0357)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)Municipal Reserves Institutional Class commenced operations on November 21, 2000.

(c)Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 128

NATIONS MONEY MARKET FUNDS

                                                                              WITHOUT WAIVERS
                                                                               AND/OR EXPENSE
                                                                               REIMBURSEMENTS
                                                                              ----------------
                                            RATIO OF            RATIO OF          RATIO OF
NET ASSET               NET ASSETS         OPERATING         NET INVESTMENT      OPERATING
  VALUE                   END OF          EXPENSES TO        INCOME/(LOSS)      EXPENSES TO
 END OF       TOTAL       PERIOD            AVERAGE            TO AVERAGE         AVERAGE
 PERIOD     RETURN(A)     (000)            NET ASSETS          NET ASSETS        NET ASSETS
----------------------------------------------------------------------------------------------

  $1.00       1.28%     $3,338,133            0.20%               1.33%             0.28%
   1.00       0.90       1,988,042            0.20                0.88              0.27
   1.00       1.28       1,379,684            0.20                1.23              0.28
   1.00       2.18         456,528            0.20                2.03              0.30
   1.00       3.99         145,248            0.20                3.93              0.29

  $1.00       1.24%     $  871,984            0.24%               1.33%             0.32%
   1.00       0.86         479,770            0.24                0.84              0.31
   1.00       1.24         204,206            0.24                1.19              0.32
   1.00       1.64          85,432            0.24                1.99              0.34
   1.00       1.10          16,116            0.24(c)             3.89(c)           0.33(c)

  $1.00       1.18%     $  407,159            0.30%               1.16%             0.38%
   1.00       0.80         477,139            0.30                0.78              0.37
   1.00       1.18         505,903            0.30                1.13              0.38
   1.00       2.07         491,711            0.30                1.93              0.40
   1.00       3.88         488,191            0.30                3.83              0.39

  $1.00       1.13%     $  345,842            0.35%               1.17%             0.53%
   1.00       0.74         149,812            0.35                0.73              0.96
   1.00       1.13         120,637            0.35                1.08              1.13
   1.00       2.02          45,728            0.35                1.88              1.15
   1.00       3.83          35,569            0.35                3.78              1.14

  $1.00       1.03%     $  474,653            0.45%               1.01%             0.53%
   1.00       0.64         506,550            0.45                0.63              0.52
   1.00       1.03         284,866            0.45                0.98              0.53
   1.00       1.92         158,556            0.45                1.78              0.55
   1.00       3.73         129,807            0.45                3.68              0.54

  $1.00       0.93%     $   84,348            0.55%               0.88%             0.63%
   1.00       0.54         147,189            0.55                0.53              0.62
   1.00       0.93          89,289            0.55                0.88              0.63
   1.00       1.82          48,022            0.55                1.68              0.65
   1.00       3.63          57,017            0.55                3.58              0.64

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                                   NET ASSET                           DIVIDENDS
                                                                     VALUE              NET             FROM NET
                                                                   BEGINNING        INVESTMENT         INVESTMENT
                                                                   OF PERIOD       INCOME/(LOSS)         INCOME
                                                                   ----------------------------------------------
MUNICIPAL RESERVES (CONTINUED)
MARKET CLASS SHARES
Period ended 9/25/2003(b)...................................         $1.00            $0.0023           $(0.0023)
Year ended 3/31/2003........................................          1.00             0.0083            (0.0083)
Year ended 3/31/2002........................................          1.00             0.0170            (0.0170)
Year ended 3/31/2001........................................          1.00             0.0347            (0.0347)
Year ended 3/31/2000........................................          1.00             0.0284            (0.0284)
DAILY CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0068           $(0.0068)
Year ended 3/31/2004........................................          1.00             0.0031            (0.0031)
Year ended 3/31/2003........................................          1.00             0.0067            (0.0067)
Year ended 3/31/2002........................................          1.00             0.0155            (0.0155)
Year ended 3/31/2001........................................          1.00             0.0332            (0.0332)
SERVICE CLASS SHARES
Period ended 9/25/2003(b)...................................         $1.00            $0.0012           $(0.0012)
Year ended 3/31/2003........................................          1.00             0.0052            (0.0052)
Year ended 3/31/2002........................................          1.00             0.0123            (0.0123)
Year ended 3/31/2001........................................          1.00             0.0292            (0.0292)
Period ended 3/31/2000(d)...................................          1.00             0.0048            (0.0048)
INVESTOR B SHARES
Year ended 3/31/2005........................................         $1.00            $0.0032           $(0.0032)
Year ended 3/31/2004........................................          1.00             0.0019            (0.0019)
Year ended 3/31/2003........................................          1.00             0.0045            (0.0045)
Year ended 3/31/2002........................................          1.00             0.0113            (0.0113)
Year ended 3/31/2001........................................          1.00             0.0282            (0.0282)
INVESTOR C SHARES
Period ended 2/3/2005(g)....................................         $1.00            $0.0022           $(0.0022)
Year ended 3/31/2004........................................          1.00             0.0019            (0.0019)
Year ended 3/31/2003........................................          1.00             0.0044            (0.0044)
Period ended 3/31/2002(d)...................................          1.00             0.0000(f)         (0.0000)(f)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)Municipal Reserves Market Class and Service Class Shares were fully redeemed on September 25, 2003.

(c)Amount represents less than $500.

(d)Municipal Reserves Service Class and Investor C Shares commenced operations on January 21, 2000 and March 28, 2002, respectively.

(e)Annualized.

 (f)
   Amount represents less than $0.0001 or 0.01%, as applicable.

(g)Municipal Reserves Investor C Shares were fully redeemed on February 3, 2005.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 130

NATIONS MONEY MARKET FUNDS

                                                                               WITHOUT WAIVERS
                                                                                AND/OR EXPENSE
                                                                                REIMBURSEMENTS
                                                                               ----------------
                                               RATIO OF          RATIO OF          RATIO OF
NET ASSET                     NET ASSETS      OPERATING       NET INVESTMENT      OPERATING
  VALUE                         END OF       EXPENSES TO      INCOME/(LOSS)      EXPENSES TO
 END OF          TOTAL          PERIOD         AVERAGE          TO AVERAGE         AVERAGE
 PERIOD        RETURN(A)        (000)         NET ASSETS        NET ASSETS        NET ASSETS
-----------------------------------------------------------------------------------------------

  $1.00           0.23%        $     --(c)       0.65%(e)          0.43%(e)          0.72%(e)
   1.00           0.83          150,014          0.65              0.78              0.73
   1.00           1.72          223,008          0.65              1.58              0.75
   1.00           3.52          169,001          0.65              3.48              0.74
   1.00           2.87          149,000          0.65              2.84              0.75
  $1.00           0.68%        $591,206          0.80%             0.67%             0.88%
   1.00           0.31          605,118          0.78              0.30              0.87
   1.00           0.68          526,658          0.80              0.63              0.88
   1.00           1.56          637,172          0.80              1.43              0.90
   1.00           3.37          554,876          0.80              3.33              0.89
  $1.00           0.12%        $     --(c)       0.91%(e)          0.17%(e)          1.27%(e)
   1.00           0.52           14,001          0.96              0.47              1.28
   1.00           1.24           15,001          1.16              1.03              1.30
   1.00           2.96           10,000          1.20              2.93              1.29
   1.00           0.48            1,000          1.20(e)           2.29(e)           1.30(e)
  $1.00           0.32%        $     46          1.11%             0.31%             1.38%
   1.00           0.19               47          0.90              0.18              1.37
   1.00           0.45               59          1.03              0.40              1.38
   1.00           1.14               71          1.22              0.93              1.40
   1.00           2.86               64          1.30              2.83              1.39
  $1.00           0.22%        $     --          1.04%             0.21%             1.38%
   1.00           0.19            2,503          0.90              0.18              1.37
   1.00           0.45            2,525          1.01              0.42              1.38
   1.00           0.00(f)            95          1.30(e)           0.93(e)           1.40(e)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                                   NET ASSET                           DIVIDENDS
                                                                     VALUE              NET             FROM NET
                                                                   BEGINNING        INVESTMENT         INVESTMENT
                                                                   OF PERIOD       INCOME/(LOSS)         INCOME
                                                                   ----------------------------------------------
TAX-EXEMPT RESERVES
CAPITAL CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0125           $(0.0125)
Year ended 3/31/2004........................................          1.00             0.0086            (0.0086)
Period ended 3/31/2003(b)...................................          1.00             0.0095            (0.0095)
INSTITUTIONAL CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0121           $(0.0121)
Year ended 3/31/2004........................................          1.00             0.0082            (0.0082)
Period ended 3/31/2003(b)...................................          1.00             0.0090            (0.0090)
TRUST CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0115           $(0.0115)
Year ended 3/31/2004........................................          1.00             0.0076            (0.0076)
Year ended 3/31/2003........................................          1.00             0.0113            (0.0113)
Year ended 3/31/2002........................................          1.00             0.0204            (0.0204)
Year ended 3/31/2001........................................          1.00             0.0383            (0.0383)
LIQUIDITY CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0110           $(0.0110)
Year ended 3/31/2004........................................          1.00             0.0071            (0.0071)
Period ended 3/31/2003(b)...................................          1.00             0.0059            (0.0059)
ADVISER CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0100           $(0.0100)
Year ended 3/31/2004........................................          1.00             0.0061            (0.0061)
Period ended 3/31/2003(b)...................................          1.00             0.0060            (0.0060)
INVESTOR CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0090           $(0.0090)
Year ended 3/31/2004........................................          1.00             0.0051            (0.0051)
Year ended 3/31/2003........................................          1.00             0.0089            (0.0089)
Year ended 3/31/2002........................................          1.00             0.0179            (0.0179)
Year ended 3/31/2001........................................          1.00             0.0358            (0.0358)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)Tax-Exempt Reserves Capital Class, Institutional Class, Liquidity Class and Adviser Class Shares commenced operations on June 13, 2002, June 18, 2002, September 3, 2002 and August 9, 2002, respectively.

(c)Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 132

NATIONS MONEY MARKET FUNDS

                                                                         WITHOUT WAIVERS
                                                                         AND/OR EXPENSE
                                                                         REIMBURSEMENTS
                                                                         ---------------
                                         RATIO OF          RATIO OF         RATIO OF
NET ASSET               NET ASSETS      OPERATING       NET INVESTMENT      OPERATING
  VALUE                   END OF       EXPENSES TO      INCOME/(LOSS)      EXPENSES TO
 END OF       TOTAL       PERIOD         AVERAGE          TO AVERAGE         AVERAGE
 PERIOD     RETURN(A)     (000)         NET ASSETS        NET ASSETS       NET ASSETS
----------------------------------------------------------------------------------------

  $1.00       1.26%     $1,049,210         0.20%             1.31%            0.28%
   1.00       0.87         542,057         0.20              0.84             0.27
   1.00       0.96         275,095         0.20(c)           1.13(c)          0.28(c)

  $1.00       1.22%     $   89,811         0.24%             1.23%            0.32%
   1.00       0.82          68,512         0.24              0.80             0.31
   1.00       0.91          23,348         0.24(c)           1.09(c)          0.32(c)

  $1.00       1.15%     $2,052,864         0.30%             1.15%            0.38%
   1.00       0.76       2,028,564         0.30              0.74             0.37
   1.00       1.14       2,411,508         0.30              1.03             0.38
   1.00       2.06       2,606,052         0.30              2.00             0.33
   1.00       3.89       2,383,067         0.30              3.80             0.33

  $1.00       1.10%     $    3,392         0.35%             0.92%            0.53%
   1.00       0.71           5,792         0.35              0.69             0.99
   1.00       0.59           1,918         0.35(c)           0.98(c)          1.13(c)

  $1.00       1.00%     $   11,183         0.45%             0.98%            0.53%
   1.00       0.61          10,264         0.45              0.59             0.52
   1.00       0.60           9,661         0.45(c)           0.88(c)          0.53(c)

  $1.00       0.90%     $   11,280         0.55%             0.82%            0.63%
   1.00       0.51          22,071         0.55              0.49             0.62
   1.00       0.89         138,285         0.55              0.78             0.63
   1.00       1.81         210,389         0.55              1.75             0.68
   1.00       3.63         239,923         0.55              3.55             0.68

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                                   NET ASSET                           DIVIDENDS
                                                                     VALUE              NET             FROM NET
                                                                   BEGINNING        INVESTMENT         INVESTMENT
                                                                   OF PERIOD       INCOME/(LOSS)         INCOME
                                                                   ----------------------------------------------
TAX-EXEMPT RESERVES (CONTINUED)
DAILY CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0065           $(0.0065)
Year ended 3/31/2004........................................          1.00             0.0028            (0.0028)
Year ended 3/31/2003........................................          1.00             0.0063            (0.0063)
Year ended 3/31/2002........................................          1.00             0.0154            (0.0154)
Year ended 3/31/2001........................................          1.00             0.0333            (0.0333)
INVESTOR A SHARES
Year ended 3/31/2005........................................         $1.00            $0.0080           $(0.0080)
Year ended 3/31/2004........................................          1.00             0.0041            (0.0041)
Year ended 3/31/2003........................................          1.00             0.0079            (0.0079)
Year ended 3/31/2002........................................          1.00             0.0169            (0.0169)
Year ended 3/31/2001........................................          1.00             0.0348            (0.0348)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 134

NATIONS MONEY MARKET FUNDS

                                                                        WITHOUT WAIVERS
                                                                        AND/OR EXPENSE
                                                                        REIMBURSEMENTS
                                                                        ---------------
                                         RATIO OF         RATIO OF         RATIO OF
NET ASSET               NET ASSETS      OPERATING      NET INVESTMENT      OPERATING
  VALUE                   END OF       EXPENSES TO     INCOME/(LOSS)      EXPENSES TO
 END OF       TOTAL       PERIOD         AVERAGE         TO AVERAGE         AVERAGE
 PERIOD     RETURN(A)     (000)         NET ASSETS       NET ASSETS       NET ASSETS
---------------------------------------------------------------------------------------

  $1.00       0.65%      $ 36,441          0.80%            0.63%            0.88%
   1.00       0.28         49,784          0.78             0.26             0.87
   1.00       0.64         64,516          0.80             0.53             0.88
   1.00       1.55         96,175          0.80             1.50             1.03
   1.00       3.38         93,290          0.80             3.30             1.03

  $1.00       0.80%      $ 28,934          0.65%            0.75%            0.73%
   1.00       0.41         50,803          0.65             0.39             0.72
   1.00       0.79         87,141          0.65             0.68             0.73
   1.00       1.70         80,108          0.65             1.65             0.68
   1.00       3.53         51,705          0.65             3.45             0.68

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                                   NET ASSET                           DIVIDENDS
                                                                     VALUE              NET             FROM NET
                                                                   BEGINNING        INVESTMENT         INVESTMENT
                                                                   OF PERIOD       INCOME/(LOSS)         INCOME
                                                                   ----------------------------------------------
CALIFORNIA TAX-EXEMPT RESERVES
CAPITAL CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0123           $(0.0123)
Year ended 3/31/2004........................................          1.00             0.0083            (0.0083)
Year ended 3/31/2003........................................          1.00             0.0115            (0.0115)
Year ended 3/31/2002........................................          1.00             0.0199            (0.0199)
Period ended 3/31/2001(b)...................................          1.00             0.0153            (0.0153)
INSTITUTIONAL CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0119           $(0.0119)
Year ended 3/31/2004........................................          1.00             0.0079            (0.0079)
Year ended 3/31/2003........................................          1.00             0.0106            (0.0106)
Year ended 3/31/2002........................................          1.00             0.0061            (0.0061)
Period ended 3/31/2001(b)...................................          1.00             0.0003            (0.0003)
TRUST CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0113           $(0.0113)
Year ended 3/31/2004........................................          1.00             0.0073            (0.0073)
Year ended 3/31/2003........................................          1.00             0.0105            (0.0105)
Year ended 3/31/2002........................................          1.00             0.0189            (0.0189)
Year ended 3/31/2001........................................          1.00             0.0323            (0.0323)
LIQUIDITY CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0108           $(0.0108)
Year ended 3/31/2004........................................          1.00             0.0068            (0.0068)
Year ended 3/31/2003........................................          1.00             0.0101            (0.0101)
Period ended 3/31/2002(b)...................................          1.00             0.0095            (0.0095)
ADVISER CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0098           $(0.0098)
Year ended 3/31/2004........................................          1.00             0.0058            (0.0058)
Year ended 3/31/2003........................................          1.00             0.0091            (0.0091)
Year ended 3/31/2002........................................          1.00             0.0174            (0.0174)
Year ended 3/31/2001........................................          1.00             0.0308            (0.0308)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)California Tax-Exempt Reserves Capital Class, Institutional Class and Liquidity Class Shares commenced operations on October 3, 2000, March 28, 2001 and August 10, 2001, respectively.

(c)Annualized.

(d)Amount represents less than $500.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 136

NATIONS MONEY MARKET FUNDS

                                                                   WITHOUT WAIVERS
                                                                   AND/OR EXPENSE
                                                                   REIMBURSEMENTS
                                                                   ---------------
                                      RATIO OF       RATIO OF         RATIO OF
NET ASSET               NET ASSETS    OPERATING   NET INVESTMENT      OPERATING
  VALUE                   END OF     EXPENSES TO  INCOME/(LOSS)      EXPENSES TO
 END OF       TOTAL       PERIOD       AVERAGE      TO AVERAGE         AVERAGE
 PERIOD     RETURN(A)     (000)      NET ASSETS     NET ASSETS       NET ASSETS
----------------------------------------------------------------------------------
  $1.00        1.24%     $105,823       0.20%            1.21%          0.28%
   1.00        0.84       169,317       0.20             0.83           0.27
   1.00        1.17       172,261       0.20             1.15           0.27
   1.00        2.01       102,040       0.20             1.38           0.28
   1.00        1.54            30       0.20(c)          3.33(c)        0.28(c)
  $1.00        1.20%     $ 83,596       0.24%            1.16%          0.32%
   1.00        0.80       126,531       0.24             0.79           0.31
   1.00        1.08         1,537       0.24             1.11           0.31
   1.00        0.63            --(d)    0.24             1.34           0.32
   1.00        0.03         1,000       0.24(c)          3.29(c)        0.32(c)
  $1.00        1.14%     $339,137       0.30%            1.15%          0.38%
   1.00        0.74       294,225       0.30             0.73           0.37
   1.00        1.07       435,253       0.30             1.05           0.37
   1.00        1.91       360,892       0.30             1.27           0.38
   1.00        3.27       338,801       0.30             3.23           0.38
  $1.00        1.09%     $ 16,585       0.35%            1.37%          0.53%
   1.00        0.69         1,095       0.35             0.68           1.07
   1.00        1.01         2,998       0.35             1.00           1.12
   1.00        0.95         1,150       0.35(c)          1.23(c)        1.13(c)
  $1.00        0.98%     $593,136       0.45%            1.01%          0.53%
   1.00        0.59       475,799       0.45             0.58           0.52
   1.00        0.91       502,135       0.45             0.90           0.52
   1.00        1.75       298,268       0.45             1.13           0.53
   1.00        3.12       318,737       0.45             3.08           0.53

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                                   NET ASSET                           DIVIDENDS
                                                                     VALUE              NET             FROM NET
                                                                   BEGINNING        INVESTMENT         INVESTMENT
                                                                   OF PERIOD       INCOME/(LOSS)         INCOME
                                                                   ----------------------------------------------
CALIFORNIA TAX-EXEMPT RESERVES (CONTINUED)
INVESTOR CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0088           $(0.0088)
Year ended 3/31/2004........................................          1.00             0.0048            (0.0048)
Year ended 3/31/2003........................................          1.00             0.0081            (0.0081)
Year ended 3/31/2002........................................          1.00             0.0164            (0.0164)
Year ended 3/31/2001........................................          1.00             0.0298            (0.0298)
DAILY CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0063           $(0.0063)
Year ended 3/31/2004........................................          1.00             0.0026            (0.0026)
Year ended 3/31/2003........................................          1.00             0.0056            (0.0056)
Year ended 3/31/2002........................................          1.00             0.0139            (0.0139)
Year ended 3/31/2001........................................          1.00             0.0273            (0.0273)
INVESTOR B SHARES
Year ended 3/31/2005........................................         $1.00            $0.0029           $(0.0029)
Year ended 3/31/2004........................................          1.00             0.0019            (0.0019)
Year ended 3/31/2003........................................          1.00             0.0022            (0.0022)
Year ended 3/31/2002........................................          1.00             0.0037            (0.0037)
Period ended 3/31/2001(b)...................................          1.00             0.0038            (0.0038)
INVESTOR C SHARES
Period ended 4/29/2004(e)...................................         $1.00            $0.0001           $(0.0001)
Year ended 3/31/2004(b).....................................          1.00             0.0011            (0.0011)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)California Tax-Exempt Reserves Investor B and Investor C Shares commenced operations on December 29, 2000 and August 1, 2003, respectively.

(c)Annualized.

(d)Amount represents less than $500.

(e)California Tax-Exempt Reserves Investor C Shares were fully redeemed on April 29, 2004.

 (f)
   Amount represents less than $0.001 or 0.01%, as applicable.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 138

NATIONS MONEY MARKET FUNDS

                                                                           WITHOUT WAIVERS
                                                                            AND/OR EXPENSE
                                                                            REIMBURSEMENTS
                                                                           ----------------
                                            RATIO OF         RATIO OF          RATIO OF
NET ASSET                NET ASSETS        OPERATING      NET INVESTMENT      OPERATING
  VALUE                    END OF         EXPENSES TO     INCOME/(LOSS)      EXPENSES TO
 END OF       TOTAL        PERIOD           AVERAGE         TO AVERAGE         AVERAGE
 PERIOD     RETURN(A)       (000)          NET ASSETS       NET ASSETS        NET ASSETS
-------------------------------------------------------------------------------------------
  $1.00        0.88%      $244,229            0.55%              0.85%           0.63%
   1.00        0.48        369,440            0.55               0.48            0.62
   1.00        0.81        360,205            0.55               0.80            0.62
   1.00        1.65        240,724            0.55               1.03            0.63
   1.00        3.02        226,491            0.55               2.98            0.63
  $1.00        0.63%      $742,981            0.80%              0.63%           0.88%
   1.00        0.26        726,888            0.77               0.26            0.87
   1.00        0.56        792,206            0.80               0.55            0.87
   1.00        1.40        814,077            0.80               0.78            0.88
   1.00        2.76        755,635            0.80               2.73            0.88
  $1.00        0.29%      $      7            1.14%              0.31%           1.38%
   1.00        0.19              7            0.86               0.17            1.37
   1.00        0.22              7            0.97               0.40            1.37
   1.00        0.37             --(d)         1.30               0.28            1.38
   1.00        0.38             64            1.30(c)            2.23(c)         1.38(c)
  $1.00        0.01%      $     --(d)         0.96%(c)           0.16%(c)        1.38%(c)
   1.00        0.11            199            0.84(c)            0.19(c)         1.37(c)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                                   NET ASSET                           DIVIDENDS
                                                                     VALUE              NET             FROM NET
                                                                   BEGINNING        INVESTMENT         INVESTMENT
                                                                   OF PERIOD       INCOME/(LOSS)         INCOME
                                                                   ----------------------------------------------
NEW YORK TAX-EXEMPT RESERVES
CAPITAL CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0125           $(0.0125)
Year ended 3/31/2004........................................          1.00             0.0090            (0.0090)
Year ended 3/31/2003........................................          1.00             0.0122            (0.0122)
Period ended 3/31/2002(b)...................................          1.00             0.0013            (0.0013)
INSTITUTIONAL CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0121           $(0.0121)
Year ended 3/31/2004(d).....................................          1.00             0.0050            (0.0050)
Period ended 12/22/2002(e)..................................          1.00             0.0091            (0.0091)
Period ended 3/31/2002(b)...................................          1.00             0.0013            (0.0013)
TRUST CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0115           $(0.0115)
Year ended 3/31/2004........................................          1.00             0.0080            (0.0080)
Year ended 3/31/2003........................................          1.00             0.0112            (0.0112)
Period ended 3/31/2002(b)...................................          1.00             0.0012            (0.0012)
LIQUIDITY CLASS SHARES
Period ended 12/22/2002(e)..................................         $1.00            $0.0094           $(0.0094)
Period ended 3/31/2002(b)...................................          1.00             0.0013            (0.0013)
ADVISER CLASS SHARES
Period ended 8/24/2003(g)...................................         $1.00            $0.0025           $(0.0025)
Period ended 12/22/2002(e)..................................          1.00             0.0070            (0.0070)
Period ended 3/31/2002(b)...................................          1.00             0.0008            (0.0008)
INVESTOR CLASS SHARES
Period ended 12/22/2002(e)..................................         $1.00            $0.0069           $(0.0069)
Period ended 3/31/2002(b)...................................          1.00             0.0008            (0.0008)
MARKET CLASS SHARES
Year ended 3/31/2005........................................         $1.00            $0.0080           $(0.0080)
Year ended 3/31/2004(d).....................................          1.00             0.0025            (0.0025)
Period ended 12/22/2002(e)..................................          1.00             0.0068            (0.0068)
Period ended 3/31/2002(b)...................................          1.00             0.0008            (0.0008)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)New York Tax-Exempt Reserves Capital Class, Institutional Class, Trust Class, Liquidity Class, Adviser Class, Investor Class and Market Class Shares commenced operations on February 15, 2002.

(c)Annualized.

(d)New York Tax-Exempt Reserves Institutional Class and Market Class Shares recommenced operations on August 25, 2003.

(e)New York Tax-Exempt Reserves Institutional Class, Liquidity Class, Adviser Class, Investor Class and Market Class Shares were fully redeemed on December 22, 2002.

 (f)
   Amount represents less than $500.

(g)New York Tax-Exempt Reserves' Adviser Class Shares re-commenced operations on April 14, 2003 and was fully redeemed on August 24, 2003.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 140

NATIONS MONEY MARKET FUNDS

                                                                   WITHOUT WAIVERS
                                                                   AND/OR EXPENSE
                                                                   REIMBURSEMENTS
                                                                   ---------------
                                      RATIO OF       RATIO OF         RATIO OF
NET ASSET               NET ASSETS    OPERATING   NET INVESTMENT      OPERATING
  VALUE                   END OF     EXPENSES TO  INCOME/(LOSS)      EXPENSES TO
 END OF       TOTAL       PERIOD       AVERAGE      TO AVERAGE         AVERAGE
 PERIOD     RETURN(A)     (000)      NET ASSETS     NET ASSETS       NET ASSETS
----------------------------------------------------------------------------------
  $1.00        1.26%     $ 2,852        0.20%             1.20%         0.53%
   1.00        0.91        1,862        0.20              0.93          0.47
   1.00        1.23        9,483        0.13              1.27          0.78
   1.00        0.13       20,015        0.20(c)           1.03(c)       4.51(c)
  $1.00        1.22%     $74,101        0.24%             1.30%         0.57%
   1.00        0.50       48,222        0.24              0.89          0.53
   1.00        0.91           --(f)     0.17(c)           1.23(c)       0.82(c)
   1.00        1.16            1        0.24(c)           0.99(c)       4.55(c)
  $1.00        1.16%     $12,627        0.30%             1.23%         0.63%
   1.00        0.81       15,931        0.30              0.83          0.57
   1.00        1.13       17,021        0.23              1.17          0.88
   1.00        0.12          826        0.30(c)           0.93(c)       4.61(c)
  $1.00        0.94%     $    --(f)     0.28%(c)          1.12%(c)      1.63%(c)
   1.00        0.13            1        0.35(c)           0.88(c)       5.36(c)
  $1.00        0.25%     $    --(f)     0.45%(c)          0.68%(c)      1.23%(c)
   1.00        0.70           --(f)     0.38(c)           1.02(c)       1.03(c)
   1.00        0.08            1        0.45(c)           0.78(c)       4.76(c)
  $1.00        0.69%     $    --(f)     0.48%(c)          0.92%(c)      1.13%(c)
   1.00        0.08            1        0.55(c)           0.68(c)       4.86(c)
  $1.00        0.80%     $11,469        0.65%             0.82%         0.98%
   1.00        0.25       12,970        0.65(c)           0.48(c)       0.78(c)
   1.00        0.68           --(f)     0.58(c)           0.82(c)       1.23(c)
   1.00        0.08            1        0.65(c)           0.58(c)       4.96(c)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                                   NET ASSET                           DIVIDENDS
                                                                     VALUE              NET             FROM NET
                                                                   BEGINNING        INVESTMENT         INVESTMENT
                                                                   OF PERIOD       INCOME/(LOSS)         INCOME
                                                                   ----------------------------------------------
NEW YORK TAX-EXEMPT RESERVES (CONTINUED)
DAILY CLASS SHARES
Period ended 12/22/2002(c)..................................         $1.00               $0.0043        $(0.0043)
Period ended 3/31/2002(b)...................................          1.00                0.0004         (0.0004)
SERVICE CLASS SHARES
Period ended 12/22/2002(c)..................................         $1.00               $0.0018        $(0.0018)
Period ended 3/31/2002(b)...................................          1.00                0.0000(e)      (0.0000)(e)
INVESTOR B SHARES
Period ended 12/22/2002(c)..................................         $1.00               $0.0018        $(0.0018)
Period ended 3/31/2002(b)...................................          1.00                0.0000(e)      (0.0000)(e)
INVESTOR C SHARES
Period ended 12/22/2002(c)..................................         $1.00               $0.0018        $(0.0018)
Period ended 3/31/2002(b)...................................          1.00                0.0000(e)      (0.0000)(e)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)Annualized.

(c)New York Tax-Exempt Reserves Daily Class, Service Class, Investor B and Investor C Shares were fully redeemed on December 22, 2002.

(d)Amount represents less than $500.

(e)Amount represents less than $0.0001 or 0.01%, as applicable.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
 142

NATIONS MONEY MARKET FUNDS

                                                                   WITHOUT WAIVERS
                                                                   AND/OR EXPENSE
                                                                   REIMBURSEMENTS
                                                                   ---------------
                                      RATIO OF       RATIO OF         RATIO OF
NET ASSET               NET ASSETS    OPERATING   NET INVESTMENT      OPERATING
  VALUE                   END OF     EXPENSES TO  INCOME/(LOSS)      EXPENSES TO
 END OF       TOTAL       PERIOD       AVERAGE      TO AVERAGE         AVERAGE
 PERIOD     RETURN(A)     (000)      NET ASSETS     NET ASSETS       NET ASSETS
----------------------------------------------------------------------------------
  $1.00        0.43%      $  --(d)      0.73%(b)       0.67%(b)         1.38%(b)
   1.00        0.04           1         0.80(b)        0.43(b)          5.11(b)
  $1.00        0.18%      $  --(d)      1.13%(b)       0.27%(b)         1.78%(b)
   1.00        0.00(e)        1         1.20(b)        0.03(b)          5.51(b)
  $1.00        0.18%      $  --(d)      1.23%(b)       0.17%(b)         1.88%(b)
   1.00        0.00(e)        1         1.30(b)       (0.07)(b)         5.61(b)
  $1.00        0.18%      $  --(d)      1.23%(b)       0.17%(b)         1.88%(b)
   1.00        0.00(e)        1         1.30(b)       (0.07)(b)         5.61(b)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NATIONS MONEY MARKET FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2005, Funds Trust offered fifty-six separate portfolios. These financial statements pertain only to the money market portfolios of Funds Trust (each, a "Fund" and collectively, the "Funds"):
              Nations Cash Reserves
              Nations Money Market Reserves
              Nations Treasury Reserves
              Nations Government Reserves
              Nations Municipal Reserves
              Nations Tax-Exempt Reserves
              Nations California Tax-Exempt Reserves
              Nations New York Tax-Exempt Reserves

Financial Statements for the other portfolios of Funds Trust are presented under separate cover. The Funds are authorized to issue an unlimited number of shares without par value and currently offer eleven classes of shares: Capital Class Shares, Institutional Class Shares, Trust Class Shares, Liquidity Class Shares, Adviser Class Shares, Investor Class Shares, Market Class Shares, Daily Class Shares, Service Class Shares, Investor B Shares and Investor C Shares. Cash Reserves, Treasury Reserves, Government Reserves and Tax-Exempt Reserves also offer Investor A Shares. Cash Reserves also offers Marsico Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities are valued on the basis of amortized cost, which approximates current market value. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant accretion to maturity of any discount or amortization of any premium, as long as the effect of fluctuating interest rates on the market value of the instrument is not significant. Restricted securities and certain other assets may be valued under procedures adopted by the Board of Trustees.

Repurchase agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the obligation of the Fund to resell, the underlying debt obligation at an agreed-upon price and date, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period the Fund seeks to assert its right. The Funds' investment adviser, under the oversight of the Board of Trustees, monitors the value of collateral received as well as the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Reverse repurchase agreements: Each Fund may enter into reverse repurchase agreements with institutions that the Funds' investment adviser has determined are creditworthy. Under the terms of a typical reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to have segregated assets with a current value at least equal to

NATIONS MONEY MARKET FUNDS
the Fund's obligations arising under the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. For the year ended March 31, 2005, there were no open reverse repurchase agreements.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Each Fund's investment income and realized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Dividends and distributions to shareholders: It is the policy of each Fund to declare dividends from net investment income daily and to pay such dividends monthly. Each Fund will distribute net realized short-term capital gains at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds Trust's organizational documents, the Trustees and Officers of the Funds Trust are indemnified against certain liabilities that may arise out of their duties to the Funds Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, at the maximum annual rate of 0.15% of each Fund's average daily net assets.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.10% of each Fund's average daily net assets. For the year ended March 31, 2005, BACAP Distributors earned an annual rate of 0.06% of the Funds' average daily net assets (net of waivers and sub-administration fees) for its administration services. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors.

BNY serves as the custodian of Funds Trust's assets.

NATIONS MONEY MARKET FUNDS

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Capital and Trust Class Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Capital Class shares and Trust Class shares of the Funds. For the year March 31, 2005, Bank of America earned the following sub-transfer agent fees from the Funds for providing such services and these amounts are included in "Transfer agent fees" in each Fund's Statement of operations.

                                                              SUB-TRANSFER
                                                               AGENT FEE
FUND                                                             (000)
--------------------------------------------------------------------------
Cash Reserves...............................................      $160
Money Market Reserves.......................................        11
Treasury Reserves...........................................        28
Government Reserves.........................................        22
Municipal Reserves..........................................        20
Tax-Exempt Reserves.........................................        68
California Tax-Exempt Reserves..............................        10
New York Tax-Exempt Reserves................................         2

BACAP Distributors serves as distributor of the Funds' shares. For the year ended March 31, 2005, the Funds were informed that the distributors received the following:

                                                                       CONTINGENT DEFERRED SALES CHARGE
                                                                                    (000)
                                                              --------------------------------------------------
FUND                                                          INVESTOR    INVESTOR A    INVESTOR B    INVESTOR C
----------------------------------------------------------------------------------------------------------------
Cash Reserves...............................................   $  --*       $  --        $137,428       $4,638
Money Market Reserves.......................................      --           --          44,459           --
Treasury Reserves...........................................      --           --           2,270           --
Government Reserves.........................................      --           --           5,398           --
Municipal Reserves..........................................      --           --              --*          --
Tax-Exempt Reserves.........................................      --           --              --           --
California Tax-Exempt Reserves..............................      --           --              --           --
New York Tax-Exempt Reserves................................      --           --              --           --

---------------

 *Amount represents less than $500.

With the exception of one officer, no officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Fund's fee will not exceed $15,000 per year.

As of March 31, 2005, the fees paid for the Office of the Chief Compliance Officer were as follows:

FUND                                                          (000)
-------------------------------------------------------------------
Cash Reserves...............................................   $  8
Money Market Reserves.......................................      8
Treasury Reserves...........................................      8
Government Reserves.........................................      8
Municipal Reserves..........................................      8
Tax-Exempt Reserves.........................................      8
California Tax-Exempt Reserves..............................      8
New York Tax-Exempt Reserves................................      3

These amounts are included in "Other expenses" on the Statements of operations.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible

NATIONS MONEY MARKET FUNDS
mutual funds selected by the participants or, if no funds are selected, on the rate of return of the Nations Treasury Reserves. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of assets and liabilities.

A significant portion of certain share classes represents investments by fiduciary accounts over which Bank of America has either sole or joint discretion.

Certain other affiliated Nations Funds have made daily investments of cash balances in Cash Reserves and Tax-Exempt Reserves pursuant to an exemptive order received from the Securities and Exchange Commission. At March 31, 2005, approximately 2.20% and 3.71% of the net assets of the Cash Reserves and Tax-Exempt Reserves, respectively, was held by other affiliated Nations Funds. The fees earned by BACAP and BACAP Distributors from such investments are included in its Statement of operations as "Investment advisory fee" and "Administration fee".

3.  TOTAL OPERATING EXPENSE LIMITATIONS

BACAP and/or its affiliates may, from time to time, reduce their fees payable by each Fund. BACAP has contractually agreed to reimburse expenses and/or waive fees through July 31, 2006 to the extent that total expenses (excluding interest expense and shareholder servicing, shareholder administration and distribution fees) exceed an annual rate of 0.20% of each Fund's average daily net assets.

BACAP and/or BACAP Distributors is entitled to recover from the Funds any fees waived or expenses reimbursed by BACAP and/or BACAP Distributors during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

At March 31, 2005, the amounts potentially recoverable by BACAP and/or BACAP Distributors pursuant to this arrangement are as follows:

                                                                                                             AMOUNT
                                                                                                           RECOVERED
                                            AMOUNT OF POTENTIAL RECOVERY EXPIRING:                         DURING THE
                                           -----------------------------------------    TOTAL POTENTIAL    YEAR ENDED
FUND                                         3/31/08        3/31/07        3/31/06         RECOVERY         3/31/05
---------------------------------------------------------------------------------------------------------------------
Cash Reserves............................  $34,904,875    $40,691,765    $41,801,556     $117,398,196        $  --
Money Market Reserves....................    6,835,699      8,258,169      7,901,140       22,995,008           --
Treasury Reserves........................    6,279,401      6,498,721      6,180,619       18,958,741           --
Government Reserves......................    2,818,040      3,129,314      3,046,272        8,993,626           --
Municipal Reserves.......................    4,109,837      2,700,355      1,982,384        8,792,576           --
Tax-Exempt Reserves......................    2,442,542      2,014,609      1,996,391        6,453,542           --
California Tax-Exempt Reserves...........    1,624,369      1,512,909      1,496,692        4,633,970           --
New York Tax-Exempt Reserves.............      294,863        135,951        371,623          802,437           --

Cash Reserves, Money Market Reserves, Treasury Reserves and Government Reserves each have an agreement with BNY under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

4.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted distribution plans ("Distribution Plans") for Liquidity Class Shares, Market Class Shares, Daily Class Shares, Investor Class Shares, Investor A Shares, Investor B Shares, Investor C Shares and Service Class Shares of the Funds. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares.

NATIONS MONEY MARKET FUNDS

Funds Trust also has adopted shareholder servicing plans ("Servicing Plans") for the Liquidity, Adviser, Market, Daily, Investor, Investor A, Investor B, Investor C, Service Class and Marsico Shares of the Funds. The Servicing Plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents.

Funds Trust also has adopted shareholder administration plans ("Administration Plans") for the Investor A, Investor B, Investor C, Trust Class, Marsico Shares and Institutional Class Shares of the Funds. Under the Administration Plans, a Fund may pay servicing agents that have entered into a shareholder administration agreement with Funds Trust for certain shareholder support services that are provided by the servicing agents to holders of the classes' shares.

Payments under these plans are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

For the year ended March 31, 2005, annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                              CURRENT RATE
                                                               (AFTER FEE       PLAN
                                                                WAIVERS)       LIMIT
                                                              ------------------------
DISTRIBUTION PLANS:
Liquidity Class.............................................      0.15%*        0.25%**
Investor Class, Investor A Shares...........................      0.10%         0.10%
Market Class................................................      0.20%         0.20%
Daily Class.................................................      0.35%         0.35%
Service Class...............................................      0.55%         0.55%
Investor B and Investor C Shares............................      0.75%         0.75%
SERVICING PLANS:
Liquidity Class.............................................      0.15%*        0.25%**
Adviser, Investor, Market, Daily, Service Class,
  Investor A, Investor B, Investor C Shares
  and Marsico Shares........................................      0.25%         0.25%
ADMINISTRATION PLANS:
Trust Class, Investor A, Investor B,
  Investor C Shares and Marsico Shares......................      0.10%         0.10%
Institutional Class.........................................      0.04%         0.04%

---------------

  *BACAP Distributors has contractually agreed to waive Distribution Plan fees and/or Shareholder Servicing Plan fees through July 31, 2006 as a percentage of each Fund's Liquidity Class Shares average daily net assets at an annual rate of 0.10%, not to exceed an annual combined waiver of 0.10%.

 **To the extent that any Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or the Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed, on an annual basis, 0.25% of the average daily net assets of any such Fund's Liquidity Class Shares.

Under the Distribution Plan for the Liquidity Class Shares, Funds Trust is currently not reimbursing BACAP Distributors for distribution expenses for Liquidity Class Shares. Unreimbursed expenses incurred by BACAP Distributors in a given year may not be recovered by BACAP Distributors in subsequent years.

NATIONS MONEY MARKET FUNDS

During the year ended March 31, 2005, BACAP Distributors voluntarily waived distribution fees, expressed as an average annualized percentage of each Fund's daily net assets of its respective share class as follows:

FUND                                          CLASS                                           RATE
---------------------------------------------------------------------------------------------------
California Tax-Exempt Reserves..............  Investor B..................................    0.16%
California Tax-Exempt Reserves..............  Investor C..................................    0.34%
Cash Reserves...............................  Investor B..................................    0.14%
Cash Reserves...............................  Investor C..................................    0.12%
Government Reserves.........................  Investor B..................................    0.15%
Money Market Reserves.......................  Service Class...............................    0.05%
Money Market Reserves.......................  Investor B..................................    0.15%
Money Market Reserves.......................  Investor C..................................    0.18%
Municipal Reserves..........................  Investor B..................................    0.19%
Municipal Reserves..........................  Investor C..................................    0.26%
Treasury Reserves...........................  Investor B..................................    0.18%
Treasury Reserves...........................  Daily.......................................    0.00%

5.  FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications and redemption based payments treated as dividends paid deduction were identified and reclassified among the components of the Funds' net assets as follows:

                                                                 UNDISTRIBUTED/
                                                              (OVERDISTRIBUTED) OR
                                                                 (ACCUMULATED)        ACCUMULATED
                                                                 NET INVESTMENT       NET REALIZED    PAID-IN
                                                                 INCOME (LOSS)         GAIN/LOSS      CAPITAL
FUND                                                                 (000)               (000)         (000)
-------------------------------------------------------------------------------------------------------------
Cash Reserves...............................................          $ --               $  23         $(23)
Money Market Reserves.......................................           149                (149)          --
Treasury Reserves...........................................            --                   8           (8)
Government Reserves.........................................            15                 (19)           4
Municipal Reserves..........................................            73                 (75)           2
Tax-Exempt Reserves.........................................             1                 (10)           9
California Tax-Exempt Reserves..............................            40                 (40)          --
New York Tax-Exempt Reserves................................             9                 (10)           1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

NATIONS MONEY MARKET FUNDS

The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 was as follows:

                                                           3/31/05                                    3/31/04
                                           ---------------------------------------    ---------------------------------------
                                           TAX-EXEMPT    ORDINARY      LONG-TERM      TAX-EXEMPT    ORDINARY      LONG-TERM
                                             INCOME       INCOME     CAPITAL GAINS      INCOME       INCOME     CAPITAL GAINS
FUND                                         (000)        (000)*         (000)          (000)        (000)*         (000)
-----------------------------------------------------------------------------------------------------------------------------
Cash Reserves............................   $    --      $732,254         $--          $    --      $537,167        $ --
Money Market Reserves....................        --       151,326          --               --       122,458           8
Treasury Reserves........................        --       113,331          --               --        73,162          --
Government Reserves......................        --        52,550          --               --        36,623          --
Municipal Reserves.......................    63,476           179           9           28,323            49          --
Tax-Exempt Reserves......................    34,858            46           2           22,039            45          --
California Tax-Exempt Reserves...........    18,393            38          13           10,737            --**         8
New York Tax-Exempt Reserves.............     1,069            14          --              378             2          --

---------------

 * For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

** Amount represents less than $500.

As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                              UNDISTRIBUTED    UNDISTRIBUTED    UNDISTRIBUTED
                                                               TAX-EXEMPT        ORDINARY         LONG-TERM
                                                                 INCOME           INCOME        CAPITAL GAINS
FUND                                                              (000)           (000)*           (000)*
-------------------------------------------------------------------------------------------------------------
Cash Reserves...............................................      $ --             $ 10            $    --
Money Market Reserves.......................................        --              314                 --
Treasury Reserves...........................................        --               45                 --
Government Reserves.........................................        --              252                 --
Municipal Reserves..........................................       116               90                 --
Tax-Exempt Reserves.........................................        57               37                  2
California Tax-Exempt Reserves..............................       107                8                 --
New York Tax-Exempt Reserves................................         9                3                 --

---------------

 *Amounts may include post October loss deferrals.

The following capital loss carryforwards, determined as of March 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                          EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING
                                          IN 2006     IN 2007     IN 2010     IN 2011     IN 2012     IN 2013
FUND                                       (000)       (000)       (000)       (000)       (000)       (000)
--------------------------------------------------------------------------------------------------------------
Cash Reserves...........................    $--         $41         $--         $67        $1,292      $1,216
Money Market Reserves...................     --          --          --          --            --         733
Treasury Reserves.......................      9          --          17          21            --         422
Government Reserves.....................     --          --          --          --            --         133

During the year ended March 31, 2005, the following Funds had capital losses expired as follows:

                                                                 CAPITAL
                                                              LOSSES EXPIRED
FUND                                                              (000)
----------------------------------------------------------------------------
Cash Reserves...............................................       $23
Treasury Reserves...........................................         8

NATIONS MONEY MARKET FUNDS

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2005, the following Funds have elected to defer losses occurring between November 1, 2004 and March 31, 2005 under these rules, as follows:

                                                              CAPITAL LOSSES
                                                                 DEFERRED
FUND                                                              (000)
----------------------------------------------------------------------------
Cash Reserves...............................................       $ 16
Money Market Reserves.......................................         --*
Treasury Reserves...........................................        483
Government Reserves.........................................        100
California Tax-Exempt Reserves..............................         28

Such deferred losses will be treated as arising on the first day of the fiscal year ending March 31, 2006.
---------------
 *Amount represents less than $500.

6.  RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Funds do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. No Fund will invest more than 10% of the value of its net assets in securities that are considered illiquid.

The following securities are considered both illiquid and restricted as to resale.

CASH RESERVES

                                                                                       FAIR       PERCENTAGE    HISTORICAL
                                                           PAR VALUE     VALUE        VALUE         OF NET         COST
                                            ACQUISITION     3/31/05     PER UNIT     3/31/05        ASSETS       3/31/05
SECURITY                                       DATE          (000)      3/31/05       (000)        3/31/05        (000)
--------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, (New York):
  2.770%+ 04/20/05++......................   03/30/04      $700,000      $1.00      $  700,000       1.3%        $700,000
Davis Square Funding, Ltd., Series
  2003-1A, Class A1E,
  2.900%+ 10/16/38++......................   10/15/03       150,000       1.00         150,000       0.3          150,000
GE Life Annuity,
  2.960%+ 05/16/05++(a)...................   05/27/03       100,000       1.00         100,000       0.2          100,000
Goldman Sachs Group Inc.,
  2.860%+ 09/19/07++......................   03/07/05       510,000       1.00         510,000       1.0          510,000
Jackson National Life Insurance Company,
  3.090%+ 01/01/50++(a)...................   06/14/96        50,000       1.00          50,000       0.1           50,000
Monumental Life
  2.840%+ 05/31/05++(a)...................   03/25/02       300,000       1.00         300,000       0.6          300,000
NewCastle CDO, Ltd., Series 3A, Class 1MM
  2.880%+ 09/24/38++......................   09/10/03       175,000       1.00         175,000       0.4          175,000
Phoenix-Mistic CBO, Ltd., Series 2002-1A,
  Class A1A,
  3.489%+ 03/15/06........................   08/14/02       245,000       1.00         245,061       0.5          245,228
Phoenix-Mistic CBO, Ltd., Series 2002-1A,
  Class A1B2,
  3.329%+ 09/15/14++......................   09/11/03        40,000       1.00          40,000       0.1           40,000
Putnam Structured Product CDO, Series
  2001-1A, Class A1MB,
  2.481%+ 11/25/05........................   11/22/02        50,000       1.00          50,000       0.1           50,000

NATIONS MONEY MARKET FUNDS

                                                                                       FAIR       PERCENTAGE    HISTORICAL
                                                           PAR VALUE     VALUE        VALUE         OF NET         COST
                                            ACQUISITION     3/31/05     PER UNIT     3/31/05        ASSETS       3/31/05
SECURITY                                       DATE          (000)      3/31/05       (000)        3/31/05        (000)
--------------------------------------------------------------------------------------------------------------------------
Saturn Ventures II Inc.
  2.816%+ 05/07/05++......................   11/05/04      $100,000      $1.00      $  100,000       0.2%        $100,000
Transamerica Occidental Life Insurance
  Company:
  3.030%+ 08/30/05++(a)...................   07/31/00       125,000       1.00         125,000       0.3          125,000
  2.930%+ 08/30/05++(a)...................   07/31/00       117,000       1.00         117,000       0.2          117,000
  2.870%+ 08/30/05++(a)...................   07/31/00        20,000       1.00          20,000       0.0*          20,000
  2.720%+ 08/30/05++(a)...................   10/01/03       100,000       1.00         100,000       0.2          100,000
  Travelers Insurance
    2.823%+ 07/29/05++....................   07/30/04       182,000       1.00         182,000       0.4          182,000
Winston Funding Ltd., Series 2003-1, Class
  A1MB,
  2.560%+ 04/23/09++......................   05/28/03       121,400       1.00         121,400       0.2          121,400
                                                                                    ----------       ---
                                                                                    $3,085,461       6.1%
                                                                                    ==========       ===

---------------

 + Floating rate security. The interest rate shown reflects the rate in effect at March 31, 2005.

++ Reset date. Interest rates reset either daily, weekly, monthly or quarterly.

 * Amount represents less than 0.1%.

(a)Fair valued security (see Note 1).

MONEY MARKET RESERVES

                                                                                        FAIR      PERCENTAGE    HISTORICAL
                                                             PAR VALUE     VALUE       VALUE        OF NET         COST
                                              ACQUISITION     3/31/05     PER UNIT    3/31/05       ASSETS       3/31/05
SECURITY                                         DATE          (000)      3/31/05      (000)       3/31/05        (000)
--------------------------------------------------------------------------------------------------------------------------
Davis Square Funding, Ltd., Series 2003-1A,
  Class A1E,
  2.900%+ 10/16/38++........................   10/15/03      $ 42,500      $1.00      $ 42,500       0.4%        $ 42,500
G-Star Ltd.
  2.900%+ 06/25/22++........................   12/30/04        60,999       1.00        61,000       0.6           60,999
Goldman Sachs Group Inc.,
  2.860%+ 09/13/07++........................   03/07/05       140,000       1.00       140,000       1.2          140,000
Phoenix-Mistic CBO, Ltd., Series 2002-1A,
  Class A1A,
  3.489%+ 03/15/06++........................   08/14/02        50,000       1.00        50,012       0.4           50,000
Saturn Ventures II Inc.
  2.816%+ 05/07/05++........................   11/05/04        44,397       1.00        44,397       0.4           44,397
Winston Funding Ltd., Series 2003-1, Class
  A1MB,
  2.560%+ 04/23/09++........................   05/27/03        50,000       1.00        50,000       0.4           50,000
                                                                                      --------       ---
                                                                                      $387,909       3.4%
                                                                                      ========       ===

---------------

 + Floating rate security. The interest rate shown reflects the rate in effect at March 31, 2005.

++ Reset date. Interest rates reset either daily, weekly, monthly or quarterly.

TREASURY RESERVES

                                                                                        FAIR      PERCENTAGE    HISTORICAL
                                                             PAR VALUE     VALUE       VALUE        OF NET         COST
                                              ACQUISITION     3/31/05     PER UNIT    3/31/05       ASSETS       3/31/05
SECURITY                                         DATE          (000)      3/31/05      (000)       3/31/05        (000)
--------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.,
  1.200% 04/26/05...........................   03/26/04      $200,000      $1.00      $200,000       2.2%        $200,000
                                                                                      ========       ===

NATIONS MONEY MARKET FUNDS

MUNICIPAL RESERVES

                                                                                          FAIR      PERCENTAGE    HISTORICAL
                                                               PAR VALUE     VALUE       VALUE        OF NET         COST
                                                ACQUISITION     3/31/05     PER UNIT    3/31/05       ASSETS       3/31/05
SECURITY                                           DATE          (000)      3/31/05      (000)       3/31/05        (000)
----------------------------------------------------------------------------------------------------------------------------
Atlanta, Georgia Airport Revenue, Series 2001,
  AMT, (FGIC Insured, Merrill Lynch Capital
  Services SBPA),
  1.260** 01/01/25............................   04/03/03       $12,960      $1.00      $ 12,960       0.2%        $12,960
Illinois Health Facilities Authority Revenue,
  Series 2004, Insured: MBIA
  2.150%** 12/23/05...........................   09/29/04        25,840       1.00        25,840       0.4          25,840
Clark County, Nevada School District GO,
  Series 2003, (MBIA Insured, Merrill Lynch
  Capital Services SBPA),
  1.670%** 06/15/10...........................   11/06/03        13,425       1.00        13,425       0.2          13,425
Dallas-Fort Worth, Texas International Airport
  Revenue, Series 2003, AMT, (Merrill Lynch
  Capital Services SBPA),
  2.370%** 05/01/11...........................   05/16/03         9,840       1.00         9,840       0.2           9,840
Huntsville, Alabama Solid Waste Disposal
  Authority and Resources Recovery Revenue,
  Series 2003, AMT, (MBIA Insured, Merrill
  Lynch Capital Services SBPA),
  1.700%** 10/01/12...........................   07/24/03         3,450       1.00         3,450       0.1           3,450
Metropolitan Transitional Authority New York
  Revenue, Series 2003, (MBIA Insured, Merrill
  Lynch Capital Services SBPA),
  2.310%** 05/15/10...........................   06/23/04         5,995       1.00         5,995       0.1           5,968
Mississippi Development Bank Special
  Obligation, Series 2004, Insured: AMBAC
  1.650%** 01/01/26...........................   05/20/04        17,325       1.00        17,325       0.3          17,325
New York, New York City Transitional Finance
  Authority, Series 2003, (MBIA-IBC Insured,
  Lloyds TSB Bank PLC SBPA),
  1.670%** 11/01/08...........................   08/03/04         8,095       1.00         8,095       0.2           8,095
Oklahoma Housing Finance Agency Single Family
  Revenue, (Home Ownership Loan Program)
  Series 2001PT-1288, AMT, (GNMA Collateral
  Agreement, Merrill Lynch SBPA),
  2.370%** 09/01/29...........................   12/14/01         2,385       1.00         2,385       0.0*          2,385
Port of Seattle, Washington Revenue, Series
  2003, AMT, (MBIA Insured, Merrill Lynch
  Capital Services SBPA),
  1.660%** 07/01/11...........................   08/21/03         4,320       1.00         4,320       0.1           4,320
Sedgwick & Shawnee Counties, Kansas Single
  Family Revenue, Series 2002,
  2.370%** 12/01/27...........................   07/18/02         2,595       1.00         2,595       0.0*          2,595
Wisconsin State, Health & Educational
  Facilities Authority Revenue, Series 2003,
  (MBIA Insured),
  2.150%** 08/15/19...........................   08/28/03        17,160       1.00        17,160       0.3          17,160
DC Metropolitan Area Transportation Authority,
  Series 2003, Insured: MBIA
  1.950%** 01/01/10...........................   03/23/05         8,360       1.00         8,314       0.1           8,360
                                                                                        --------       ---
                                                                                        $131,704       2.2%
                                                                                        ========       ===

---------------

  *Amount represents less than 0.1%.

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2005. These securities are subject to demand features of either one, seven or thirty days.

NATIONS MONEY MARKET FUNDS

TAX-EXEMPT RESERVES

                                                                                          FAIR      PERCENTAGE    HISTORICAL
                                                                PAR VALUE     VALUE       VALUE       OF NET         COST
                                                 ACQUISITION     3/31/05     PER UNIT    3/31/05      ASSETS       3/31/05
SECURITY                                            DATE          (000)      3/31/05      (000)      3/31/05        (000)
----------------------------------------------------------------------------------------------------------------------------
Houston Texas Independent School District, GO,
  Series 2004, Insured: FSA,
  1.800%** 06/14/05............................   06/17/04       $ 9,995      $1.00      $ 9,995       0.3%        $ 9,995
Houston Texas Water & Sewer Systems Revenue,
  Series 2002, Insured: MBIA,
  2.300%** 12/01/23............................   05/01/03        12,495       1.00       12,495       0.4          12,495
Metropolitan New York Transitional Authority
  Revenue, Series 2003, Insured: AMBAC,
  1.630%** 11/15/10............................   08/28/03         7,485       1.00        7,485       0.2           7,485
Mississippi Development Bank Special
  Obligation, Series 2004, Insured: AMBAC,
  1.650%** 01/01/26............................   05/20/04        10,000       1.00       10,000       0.3          10,000
Wisconsin State Health & Educational Facility
  Authority Revenue, Series 2003, Insured:
  MBIA,
  2.150%** 08/15/19............................   11/09/04         8,580       1.00        8,580       0.3           8,580
                                                                                         -------       ---
                                                                                         $48,555       1.5%
                                                                                         =======       ===

---------------

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2005. These securities are subject to demand features of either one, seven or thirty days.

CALIFORNIA TAX-EXEMPT RESERVES

                                                                                          FAIR      PERCENTAGE    HISTORICAL
                                                                PAR VALUE     VALUE       VALUE       OF NET         COST
                                                 ACQUISITION     3/31/05     PER UNIT    3/31/05      ASSETS       3/31/05
SECURITY                                            DATE          (000)      3/31/05      (000)      3/31/05        (000)
----------------------------------------------------------------------------------------------------------------------------
California Community College Financing
  Authority Revenue, Series 2004D, (Lehman
  Liquidity Company Liquidity Facility),
  2.310%** 07/29/05............................   07/01/04       $35,390      $1.00      $35,390       1.7%        $35,390
California State, Economic Recovery, GO, Series
  2004, (Citibank N.A. Liquidity Facility),
  1.700% 07/01/23..............................   05/19/04         9,375       1.00        9,375       0.4           9,375
Colton, California Joint United School District
  GO, Series 2004, (FGIC Insured, Merrill Lynch
  Capital Services SBPA),
  1.600%** 02/01/12............................   07/16/04         5,440       1.00        5,440       0.3           5,440
Puerto Rico Commonwealth Highway &
  Transportation Authority, Series 2003,
  Insured: FGIC,
  2.280%** 01/01/11............................   12/13/04        19,295       1.00       19,295       0.9          19,295
                                                                                         -------       ---
                                                                                         $69,500       3.3%
                                                                                         =======       ===

---------------

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2005. These securities are subject to demand features of either one, seven or thirty days.

NATIONS MONEY MARKET FUNDS

NEW YORK TAX-EXEMPT RESERVES

                                                                                             FAIR      PERCENTAGE    HISTORICAL
                                                                   PAR VALUE     VALUE       VALUE       OF NET         COST
                                                    ACQUISITION     3/31/05     PER UNIT    3/31/05      ASSETS       3/31/05
SECURITY                                               DATE          (000)      3/31/05      (000)      3/31/05        (000)
-------------------------------------------------------------------------------------------------------------------------------
Metropolitan Transitional Authority New York
  Revenue, Series 2002, (AMBAC Issued, Merrill
  Lynch Capital Services SBPA),
  1.630%** 05/15/10...............................   06/23/04       $1,500       $1.00      $1,500        1.5%         $1,500
New York, New York City Transitional Finance
  Authority, Series 2003, (MBIA-IBC Insured,
  Lloyds TSB Bank PLC SBPA),
  1.670%** 11/01/08...............................   12/09/04        1,900        1.00       1,900        1.9           1,900
                                                                                            ------        ---
                                                                                            $3,400        3.4%
                                                                                            ======        ===

---------------

 **Variable rate note. The interest rate shown reflects the rate in effect at September 30, 2004. These securities are subject to demand features of either one, seven or thirty days.

7.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Funds had no borrowings outstanding at March 31, 2005. During the year ended March 31, 2005, borrowings by the Funds under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
FUND                                                             (000)          RATE
--------------------------------------------------------------------------------------
Cash Reserves...............................................      $452          2.00%

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

8.  CONTINGENCIES AND OTHER EVENTS

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributors,
Inc. -- the investment advisor to and distributor of the Columbia Funds, respectively, -- to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee

NATIONS MONEY MARKET FUNDS
reductions. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with the BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the staff of the SEC. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. At this time, the distribution plan is still under development. As such, any gain to the Nations Funds or their shareholders cannot currently be determined. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS MONEY MARKET FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves, Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves (constituting part of Nations Funds Trust, hereafter collectively referred to as the "Funds") at March 31, 2005, the results of each of their operations, for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2005

NATIONS MONEY MARKET FUNDS

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2005, the following percentage of distributions made from net investment income of the Nations Money Market Funds are exempt for Federal income tax purposes. A portion of the income may also be subject to Federal Alternative Minimum Tax.

                                                              FEDERAL EXEMPT
FUND                                                            PERCENTAGE
----------------------------------------------------------------------------
Municipal Reserves..........................................      99.70%
Tax-Exempt Reserves.........................................      99.85%
California Tax-Exempt Reserves..............................      99.73%
New York Tax-Exempt Reserves................................      98.70%

For the fiscal year ended March 31, 2005, the amount of long-term capital gains designated by Funds Trust were as follows:

FUND                                                           TOTAL
---------------------------------------------------------------------
California Tax-Exempt Reserves..............................  $12,616
Municipal Reserves..........................................   11,391
Tax-Exempt Reserves.........................................   11,417

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Indefinite term;     Managing Director -- E.J. Boudreau &      75
Age: 60                  Trustee since 2005   Associates (consulting), through
Trustee                                       current; Chairman and Chief
                                              Executive Officer -- John Hancock
                                              Funds (mutual funds), 1989 through
                                              2000.
William P. Carmichael    Indefinite term;     Retired; Senior Managing                  75
Age: 60                  Trustee since 1999   Director -- The Succession Fund (a
Trustee and Chairman of                       company formed to advise and buy
the Board                                     family owned companies) from 1998
                                              through April 2001.
William A. Hawkins       Indefinite term;     President, Retail Banking -- IndyMac      75
Age: 63                  Trustee since 2005   Bancorp, Inc., September 1999
Trustee                                       through August 2003.
R. Glenn Hilliard        Indefinite term;     Chairman and Chief Executive              75
Age: 65                  Trustee since 2005   Officer -- Hilliard Group LLC
Trustee                                       (investing and consulting), April
                                              2003 through current; Chairman and
                                              Chief Executive Officer -- ING
                                              America (financial services),
                                              1999 -- April 2003; and Executive
                                              Chairman -- Conseco, Inc.
                                              (insurance), Sept 2004 through
                                              current.
Minor M. Shaw            Indefinite term;     President -- Micco Corporation and        75
Age: 56                  Trustee since 2003   Mickel Investment Group.
Trustee


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Director -- The Museum of Science,
Age: 60                  Boston; Advisory Board Member --
Trustee                  Perennial Capital Advisors.

William P. Carmichael    Director -- Cobra Electronics
Age: 60                  Corporation (electronic equipment
Trustee and Chairman of  manufacturer), Rayovac Corp.
the Board                (batteries) and The Finish Line
                         (apparel);
William A. Hawkins       Vice Chairman -- San Gabriel Red
Age: 63                  Cross; Director -- Leadership
Trustee                  Pasadena; Director - Operation Hope;
                         Trustee -- The Chandler School;
R. Glenn Hilliard        Director -- Conseco, Inc.
Age: 65                  (insurance); Non-Executive
Trustee                  Director -- Alea Group Holding
                         (Bermuda), Ltd. (insurance):

Minor M. Shaw            Chairman -- Wofford College Board of
Age: 56                  Trustees; Chairman and
Trustee                  Trustee -- The Daniel-Mickel
                         Foundation of South Carolina;
                         Vice-Chairman and Trustee --
                         Greenville-Spartanburg Airport
                         Commission and Duke Endowment;
                         Trustee -- The Hollingsworth Funds,
                         The Belle Baruch Foundation and the
                         South Carolina Foundation for
                         Independent Colleges;
                         Chair-Elect -- Urban League of the
                         Upstate; Board Member -- United Way
                         of Greenville County; Vice-Chair --
                         Greenville Chamber of Commerce;
                         Board Member -- United Way of South
                         Carolina;

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
PRINCIPAL OFFICERS
Christopher L. Wilson    Indefinite term:     Head of Mutual Funds since August,        n/a
Age: 47                  President (since     2004 and Senior Vice President of
                         2004)                the Advisor since January, 2005;
                                              President of the Columbia Funds,
                                              Liberty Funds and Stein Roe Funds
                                              since October, 2004; President and
                                              Chief Executive Officer of the
                                              Nations Funds since January, 2005;
                                              President of the Galaxy Funds since
                                              April 2005; Director of Bank of
                                              America Global Liquidity Funds, plc
                                              since May 2005; Director of Banc of
                                              America Capital Management
                                              (Ireland), Limited since May 2005;
                                              Senior Vice President of BACAP
                                              Distributors LLC since January,
                                              2005; Director of FIM Funding, Inc.
                                              since January, 2005; Senior Vice
                                              President of Columbia Funds
                                              Distributor, Inc. since January,
                                              2005; Director of Columbia Funds
                                              Services, Inc. since January, 2005
                                              (formerly President and Chief
                                              Executive Officer, CDC IXIS Asset
                                              Management Services, Inc. from
                                              September, 1998 to August, 2004).
J. Kevin Connaughton     Indefinite term:     Treasurer of the Columbia Funds           n/a
(Age 40)                 Treasurer (since     since October, 2003 and of the
Treasurer                2000)                Liberty Funds, Stein Roe Funds and
                                              All-Star Funds since December, 2000;
                                              Vice President of the Advisor since
                                              April, 2003 (formerly President of
                                              the Columbia Funds, Liberty Funds
                                              and Stein Roe Funds from February,
                                              2004 to October, 2004; Chief
                                              Accounting Officer and Controller of
                                              the Liberty Funds and All-Star Funds
                                              from February, 1998 to October,
                                              2000); Treasurer of the Galaxy Funds
                                              since September, 2002 (formerly
                                              Treasurer from December, 2002 to
                                              December, 2004 and President from
                                              February, 2004 to December, 2004 of
                                              the Columbia Management
                                              Multi-Strategy Hedge Fund, LLC; Vice
                                              President of Colonial Management
                                              Associates, Inc. from February, 1998
                                              to October, 2000).
Mary Joan Hoene          Indefinite term:     Senior Vice President and Chief           n/a
(Age 54)                 Senior Vice          Compliance Officer of the Columbia
                         President and        Funds, Liberty Funds, Stein Roe
                         Chief Compliance     Funds and All-Star Funds since
                         Officer (since       August, 2004 (formerly Partner,
                         2004)                Carter, Ledyard & Milburn LLP from
                                              January, 2001 to August, 2004;
                                              Counsel, Carter, Ledyard & Milburn
                                              LLP from November, 1999 to December,
                                              2000; Vice President and Counsel,
                                              Equitable Life Assurance Society of
                                              the United States from April, 1998
                                              to November, 1999).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
PRINCIPAL OFFICERS
Christopher L. Wilson                    n/a
Age: 47
J. Kevin Connaughton                     n/a
(Age 40)
Treasurer
Mary Joan Hoene                          n/a
(Age 54)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
Michael G. Clarke        Indefinite term:     Chief Accounting Officer of the           n/a
(Age 35)                 Chief Accounting     Columbia Funds, Liberty Funds, Stein
                         Officer (since       Roe Funds and All-Star Funds since
                         2004)                October, 2004 (formerly Controller
                                              of the Columbia Funds, Liberty
                                              Funds, Stein Roe Funds and All-Star
                                              Funds from May, 2004 to October,
                                              2004; Assistant Treasurer from June,
                                              2002 to May, 2004; Vice President,
                                              Product Strategy & Development of
                                              the Liberty Funds and Stein Roe
                                              Funds from February, 2001 to June,
                                              2002; Assistant Treasurer of the
                                              Liberty Funds, Stein Roe Funds and
                                              the All-Star Funds from August, 1999
                                              to February, 2001; Audit Manager,
                                              Deloitte & Toche LLP from May, 1997
                                              to August, 1999).
Jeffrey R. Coleman       Indefinite term:     Controller of the Columbia Funds,         n/a
(Age 35)                 Controller (since    Liberty Funds, Stein Roe Funds and
                         2004)                All-Star Funds since October, 2004
                                              (formerly Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Deputy Treasurer of the CDC Nvest
                                              Funds and Loomis Sayles Funds from
                                              February, 2003 to September, 2004;
                                              Assistant Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Assistant Treasurer of the CDC Nvest
                                              Funds from August, 2000 to February,
                                              2003; Tax Manager of PFPC, Inc. from
                                              November, 1996 to August, 2000).
R. Scott Henderson       Indefinite term:     Secretary of the Columbia Funds,          n/a
(Age 45)                 Secretary (since     Liberty Funds and Stein Roe Funds
                         2004)                since December, 2004 (formerly Of
                                              Counsel, Bingham McCutchen from
                                              April, 2001 to September, 2004;
                                              Executive Director and General
                                              Counsel, Massachusetts Pension
                                              Reserves Investment Management Board
                                              from September, 1997 to March,
                                              2001).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
Michael G. Clarke                        n/a
(Age 35)
Jeffrey R. Coleman                       n/a
(Age 35)
R. Scott Henderson                       n/a
(Age 45)

---------------

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

NATIONS MONEY MARKET FUNDS

  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT

                                                        (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Nations Funds Trust, including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, an investment advisory agreement with Banc of America Capital Management, LLC ("BACAP") for Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves, Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves (the "Advisory Agreement"). The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at a meeting held on November 17-18, 2004, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of BACAP and the re-approval of the Advisory Agreement.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by BACAP under the Advisory Agreement. The most recent investment adviser registration form ("Form ADV") for BACAP was provided to the Board, as were responses of BACAP to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of BACAP. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Board received and reviewed information on Securities and Exchange Commission ("SEC") and other regulatory inquiries and examinations relating to the Funds and BACAP. The Board considered the investment and legal compliance programs of each of these two entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also considered the Funds' Chief Compliance Officer's report and recommendations.

The Board evaluated the ability of BACAP, based on its resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding BACAP's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Board considered the effects of recent and anticipated hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by BACAP.

Fund Performance and Expenses

The Board considered the one-year, three-year and five-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain funds, Lipper determined that the composition of the Peer Group/Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

NATIONS MONEY MARKET FUNDS



  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT
 (CONTINUED)                                                     (UNAUDITED)


The Board was not presented with any relevant data to analyze the performance of Nations New York Tax-Exempt Reserves and the Nations Tax-Exempt Reserves because of the Funds' recent inception dates. Accordingly, no determination could be made as to the performance of these two Funds.

The Board also considered information in the Lipper data that ranked each Fund based on (i) each Fund's one-year performance compared to actual management fees, (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and expense and performance rankings of each Fund in the Lipper data, BACAP apprised the Boards of individual characteristics (such as: poor rankings in terms of overall expense or management fees, maintaining poor performance or demonstrating a combination of below average to poor performance while maintaining below average or poor expense rankings) of any Fund that they believed may warrant further investigation by the Board (denoted by an overall "negative" ranking for the Fund in question) and accordingly determined an overall score for each Fund.

The Board considered the projected impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Board also considered projected savings to the Funds that would result from certain modifications in soft dollar arrangements.

The Board noted that each Fund's performance was better than, or not substantially below, each Fund's Peer Group median overall performance and did not necessitate any significant additional review.

The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. It also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the overall expense ratios of each of the Funds, except Nations Money Market Reserves, were lower than, or not appreciably above, each Fund's Peer Group's median total expense ratio and did not require significant additional consideration by the Boards.

The Board also noted that Nations Money Market Reserves required additional review as a result of its 5th quintile rating in Total Expenses, but noted that the Fund ranks in the 3rd quintile when compared to its Universe. The Board also observed that the Fund performed higher than, or not substantially below, the median performance for its Universe. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

Investment Advisory Fee Rates

The Board reviewed and considered the contractual investment advisory fee rates, combined with the administrative fee rates, payable by the Funds to BACAP for investment advisory services (the "Advisory Agreement Rates"). In addition, the Board reviewed and considered the fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Board noted that, on a complex-wide basis, BACAP and Columbia Management Advisors, Inc. ("Columbia") were proposing to reduce annual investment advisory and administration fees by $32 million per year pursuant to an agreement in principle entered into with the New York Attorney General ("NYAG") on March 15, 2004 to settle a civil complaint filed by the NYAG against BACAP and certain of its affiliates relating to trading in mutual fund shares. At the November meetings, the Board also considered and approved BACAP's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type on a complex-wide basis. The Board also considered the reduction in the advisory agreement rates for certain individual Funds that would result from the fee reductions and adoption of a standardized breakpoint schedule.

Additionally, the Boards received and afforded specific attention to information comparing the Net Advisory Rates with those of the other funds in their respective Peer Groups. The Boards concluded that the respective Net Advisory Rates

NATIONS MONEY MARKET FUNDS



  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT
 (CONTINUED)                                                     (UNAUDITED)


for the Funds, except Nations Money Market Reserves, were lower than, or not appreciably higher than, the median rates of each Fund's Peer Group and did not warrant significant additional consideration.

The Board noted that the Advisory Agreement Rates and Net Advisory Rates for Nations Money Market Reserves were appreciably above the median rates of the Fund's Universe and necessitated additional review. The Board also noted, however, that the Fund performed higher than, or not substantially below, the median level of all funds in its Universe. The Board concluded that these and other factors supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreement for all of the Funds.

Profitability

The Board received and considered a detailed profitability analysis of BACAP based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and BACAP and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that BACAP and its affiliates received with regard to providing these services to the Funds were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

The Board observed that the Advisory Agreements for the Funds did not offer breakpoints. However, the Board considered the Advisory Agreement Rates of the Funds and concluded that the fees were fair and equitable based on relevant factors, including the Funds' performance results.

Information About Services to Other Clients

The Board also received and considered information about the nature, extent and quality of services and fee rates offered by BACAP to its other clients, including other institutional investors. The Board concluded that the Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to other BACAP clients. Where rates offered to other clients were appreciably lower, the Board concluded, based on information provided by BACAP, that the costs associated with managing and operating a registered open-end fund, compared with an institutional investor account, provided a justification for the higher fee rates charged to the Funds.

Other Benefits to BACAP

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by BACAP and its affiliates as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of BACAP with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in the business of BACAP as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by BACAP and its affiliates).

The Board also considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, including whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed the policy of BACAP regarding the allocation of portfolio investment opportunities among the Funds and other clients.

Other Factors and Broader Review

The Board also considered the markets for the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds in the Nations Funds complex are generally utilized primarily by fiduciary accounts, over many of which Bank of America, N.A. and its affiliates exercise discretionary authority.

NATIONS MONEY MARKET FUNDS



  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT
 (CONTINUED)                                                     (UNAUDITED)


As discussed above, the Board reviews detailed materials received from BACAP annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews reports of BACAP at least in each of their quarterly meetings, which include, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interview the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

  SHAREHOLDER MEETING RESULTS                                        (UNAUDITED)


RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

On March 17, 2005, a Special Meeting of Shareholders of the Nations Funds Trust (the "Trust") was held to conduct a vote for or against the approval of the following Item on the Trust's Proxy Statement for said Meeting. On December 17, 2004, the record date of the Meeting, the Trust had 89,015,864,903 shares outstanding. The votes cast were as follows:

PROPOSAL 1.

ELECTION OF TRUSTEES:                                              FOR          WITHHELD
---------------------                                              ---          --------
Edward J. Boudreau, Jr. ....................................  60,106,221,350   182,307,606
William P. Carmichael.......................................  60,097,356,926   191,172,030
William A. Hawkins..........................................  60,107,769,386   180,759,570
R. Glenn Hilliard...........................................  60,106,552,355   181,976,601
Minor M. Shaw...............................................  60,099,464,530   189,064,426

                      [This page intentionally left blank]





THE NATIONS FUNDS                                                               HIGHER RISK/REWARD POTENTIAL
FAMILY OF FUNDS
THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT                                                                      INTERNATIONAL/
                                                                                                        GLOBAL
Within each category,                                                                                   FUNDS
the funds are listed from
aggressive to conservative.
                                                                                   EQUITY               Nations Marsico
                                                                                   FUNDS                International
                                                        FIXED                                           Opportunities Fund
                                                        INCOME
                                                        FUNDS                      GROWTH FUNDS         Nations International
                               MONEY                                                                    Equity Fund
                               MARKET                                              Nations Small
                               FUNDS                    TAXABLE                    Company Fund         Nations International
                                                        INCOME FUNDS                                    Value Fund
                                                                                   Nations Marsico
                               Nations Cash             Nations High Yield         21st Century Fund    Nations Global
                               Reserves                 Bond Fund                                       Value Fund
                                                                                   Nations MidCap
                               Nations Money            Nations Strategic          Growth Fund
                               Market Reserves          Income Fund
                                                                                   Nations Marsico
LOWER RISK/REWARD POTENTIAL    Nations Government       Nations Bond Fund          Focused Equities
                               Reserves                                            Fund
                                                        Nations Intermediate
                               Nations Treasury         Bond Fund                  Nations Marsico
                               Reserves                                            Growth Fund
                                                        Nations Government
                               Nations Tax-Exempt       Securities Fund
                               Reserves                                            BLEND FUNDS          SPECIALTY FUNDS
                                                        Nations Short-
                               Nations Municipal        Intermediate               Nations Asset
                               Reserves                 Government Fund            Allocation Fund      INDEX FUNDS

                               Nations California       Nations Short-Term         Nations Strategic    Nations SmallCap Index Fund
                               Tax-Exempt Reserves      Income Fund                Growth Fund
                                                                                                        Nations MidCap Index Fund
                               Nations New York
                               Tax-Exempt Reserves      TAX-EXEMPT                 VALUE FUNDS          Nations LargeCap Index Fund
                                                        INCOME FUNDS
                                                                                   Nations SmallCap     Nations LargeCap Enhanced
                                                        Nations Municipal          Value Fund           Core Fund
                                                        Income Fund
                                                                                   Nations MidCap
                                                        Nations State-Specific     Value Fund           ASSET ALLOCATION
                                                        Long-Term Municipal                             PORTFOLIOS
                                                        Bond Funds (CA, FL)        Nations Value Fund
                                                                                                        Nations LifeGoal
                                                        Nations Intermediate                            Growth Portfolio
                                                        Municipal Bond Fund
                                                                                                        Nations LifeGoal Balanced
                                                        Nations State-Specific                          Growth Portfolio
                                                        Intermediate Municipal
                                                        Bond Funds (CA, FL,                             Nations LifeGoal Income and
                                                        GA, KS, MD, NC, SC,                             Growth Portfolio
                                                        TN, TX, VA)
                                                                                                        Nations LifeGoal
                                                        Nations Short-Term                              Income Portfolio
                                                        Municipal Income Fund

                                                                                                        OTHER SPECIALTY FUNDS

                                                                                                        Nations Convertible
                                                                                                        Securities Fund
NF-02/057V-0405 (05/05) 05/5727


                                                     Nations Global Value Fund

                                                     Nations International
International/Global                                 Value Fund
Stock Funds
                                                     Nations International
                                                     Equity Fund

                                                     Nations Marsico
                                                     International Opportunities
Annual report for the year ended                     Fund
March 31, 2005

















                                                            [NATIONS FUNDS LOGO]

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting record are available (i) at www.nationsfunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-626-2275 (institutional investors) and 800-321-7854 (individual investors). Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP DISTRIBUTORS, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP DISTRIBUTORS, LLC, MEMBER NASD, SIPC




NOT FDIC INSURED                  MAY LOSE VALUE               NO BANK GUARANTEE

PRESIDENT'S LETTER

[CHRISTOPHER WILSON PHOTO]
                  DEAR SHAREHOLDER:

                  Columbia Management, the asset management division of Bank of America, is in the process of combining various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. Our objective is to provide our shareholders with the best products and services possible. A number of changes are in the works that we believe may offer significant benefits for our shareholders. Some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes later this year.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have reduced management fees for many funds as part of our settlement agreement with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the good has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Nations Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ CHRISTOPHER WILSON

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

TABLE OF CONTENTS

                                       DISCLOSURE OF FUND EXPENSES AND PORTFOLIO HOLDINGS
                                       Nations Global Value Fund                                      3
                                       Nations International Value Fund                              10
                                       Nations International Equity Fund                             17
                                       Nations Marsico International Opportunities Fund              24
                                       FINANCIAL STATEMENTS
                                       Investment portfolios                                         30
                                       Statements of assets and liabilities                          41
                                       Statements of operations                                      42
                                       Statements of changes in net assets                           44
                                       Schedules of capital stock activity                           46
                                       Financial highlights                                          50
                                       Notes to financial statements                                 58
                                       Report of independent registered public accounting firm       70
                                       Nations Master Investment Trust
                                       Schedule of investments -- Nations International Value
                                         Master Portfolio                                            73
                                       Statement of assets and liabilities                           76
                                       Statement of operations                                       77
                                       Statement of changes in net assets                            78
                                       Financial highlights                                          78
                                       Notes to financial statements                                 79
                                       Report of independent registered public accounting firm       85
                                       Fund governance                                               86
                                       Board consideration and re-approval of investment advisory
                                         and
                                         sub-advisory agreements                                     89
                                       Shareholder meeting results                                   94

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as a recommendation or investment advice.

                      [This page intentionally left blank]

NATIONS GLOBAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S MANAGEMENT TEAM SHARES ITS VIEWS ON NATIONS GLOBAL VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging market countries.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Global Value Fund Investor A Shares provided shareholders with a total return of 8.64%.**
--------------------------------------------------------------------------------

 SUBJECT TO CERTAIN LIMITED EXCEPTIONS, NATIONS GLOBAL VALUE FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS.

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Global Value Fund is managed using an approach to value investing developed by Benjamin Graham. Graham believed that, because of the irrationality of equity markets, a stock's price and its fair value often detach from one another in the short term. This irrationality can materialize on the upside, lifting prices to dangerously lofty heights. It can also appear on the downside, dragging prices for select stocks to bargain levels.

                           Value investors target the latter situation, purchasing out-of-favor stocks that are believed to trade at substantial discounts to their fair values. We believe that the market prices of these undervalued stocks will climb as the markets recognize their inherent worth. Of course, this process often takes time -- and, once purchased, a stock's price may even decline further in the short term. With this in mind, we exercise patience and manage our holdings from a long-term perspective. Typically, we expect to hold a stock for as long as three to five years.

                           It is important to understand that the fund's weights for industries and countries are not the product of top-down forecasts or opinions regarding interest rates, economic growth or other macroeconomic variables. Instead, these weights stem from our company-by-company search for compelling investment opportunities in markets around the world. Overall, by approaching the short-term vagaries of the markets with confidence and a rational, objective analysis, we aim to purchase attractively priced stocks and deliver superior long-term results.

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           Source for all statistical data -- Brandes Investment Partners, L.P.



                           INTERNATIONAL INVESTING MAY INVOLVE CERTAIN RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY FLUCTUATIONS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES
                           IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

                           SOME OF THE COUNTRIES THE FUND INVESTS IN ARE CONSIDERED EMERGING
                           ECONOMIES, WHICH MEANS THERE MAY BE GREATER RISKS ASSOCIATED WITH
                           INVESTING THERE THAN IN MORE DEVELOPED COUNTRIES. IN ADDITION,
                           CONCENTRATION OF INVESTMENTS IN A SINGLE REGION MAY RESULT IN GREATER
                           VOLATILITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS GLOBAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY (continued)


                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, the Nations Global Value Fund (Investor A Shares) returned 8.64%. The MSCI World Index*** posted a 10.56% return for the same period.

                           The fund benefited from an overweight in Netherlands stocks and an overweight in diversified telecommunications services stocks relative to its benchmark. However, stock selection and an underweight in the United States had a negative impact on the fund's relative performance as did an underweight in oil and gas stocks.

                           WHAT FACTORS PROVED TO BE FAVORABLE TO FUND
                           PERFORMANCE?****

                           From a country perspective, the fund's overweight in the Netherlands provided the most substantial benefit to relative performance. Stock selection in the United Kingdom and an overweight in German investments also contributed to results. On an industry basis, the fund's overweight in diversified telecommunications services helped. In terms of individual stocks, the fund's positions in BAE Systems, ING Groep NV and Marks & Spencer Group were the largest contributors to the fund's solid performance for the period.

                           WHAT FACTORS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           Stock selection and an underweight in US stocks were largely responsible for the fund's underperformance relative to its benchmark. Stock selection in France, as well as stock selection and an overweight in Japan, also hurt. On an industry basis, the fund's exposure in oil and gas was lower than the sector's weight in the MSCI World Index, which contributed to the fund's underperformance relative to the index. In terms of individual stocks, investments in Hitachi, Alcatel SA and Merck & Co. had the largest negative influence on the period's return.

                           DID CURRENCY HAVE AN IMPACT ON THE FUND'S
                           PERFORMANCE?

                           For US-based investors, the decline in the value of the dollar relative to other currencies tended to bolster the period's results.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           During the 12 months ended March 31, 2005, the fund's country and industry exposures shifted slightly due to stock-specific buying and selling as well as changes in the prices of holdings. For example, exposure to the pharmaceuticals industry increased, while exposure to the United States decreased. The fund's industry and country weights are not the product of top-down forecasts or opinions but stem from our company-by-company search for compelling investment opportunities.

                           While we offer no predictions regarding the short-term direction of global equity markets, we believe the fund remains well positioned to deliver a competitive long-term return, relative to its benchmark. We believe that the fund's holdings are

                           ***The MSCI World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

                           ****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 4

NATIONS GLOBAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY (continued)


                           undervalued relative to a variety of standard measures and that the fund has the potential to benefit if the market recognizes their true worth.

                            ---------------------------------------------------

                           Brandes Investment Partners, L.P. is the investment sub-advisor to Nations Global Value Fund. The fund is team-managed by an investment committee, whose members are senior portfolio management and research analysts of the firm, including Messrs. Charles Brandes, Glenn Carlson, Brent Woods, William Pickering, and Amelia Morris who are members of the firm's Investment Oversight Committee. The Investment Oversight Committee monitors the investment process of and establishes broad standards and practices to be followed by each of Brandes' Investment Committees. Charles Brandes has been Chairman of Brandes since 2002, and Managing Partner from 1996-2002. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1996, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been Managing Director of Investments since 2002, and served as Managing Partner from 1998-2002. William Pickering is Director of Investments, and Amelia Morris is Investment Group Director, both serving Brandes since 1998.

NATIONS GLOBAL

VALUE FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,109.55      1,018.60        6.68         6.39               1.27
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,108.60      1,017.35        7.99         7.64               1.52
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1.104.81      1,013.61       11.91        11.40               2.27
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,104.71      1,013.61       11.91        11.40               2.27

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS GLOBAL

VALUE FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS GLOBAL VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)

[PIE CHART]

 1.7%  Brazil
 3.0%  Italy
 3.1%  France
 4.5%  Spain
 5.8%  Switzerland
 9.3%  Netherlands
 9.5%  Germany
12.0%  United Kingdom
13.2%  Japan
37.9%  United States

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Unilever                                3.4%
                                                                            -------------------------------------------------
                                                                              2  Nestle SA                               3.4%
                                                                            -------------------------------------------------
                                                                              3  BAE Systems                             3.1%
                                                                            -------------------------------------------------
                                                                              4  GlaxoSmithKline                         2.9%
                                                                            -------------------------------------------------
                                                                              5  Kroger                                  2.6%
                                                                            -------------------------------------------------
                                                                              6  Schering-Plough                         2.6%
                                                                            -------------------------------------------------
                                                                              7  Safeway                                 2.5%
                                                                            -------------------------------------------------
                                                                              8  Nippon Telegraph & Telephone            2.5%
                                                                            -------------------------------------------------
                                                                              9  Merck & Co.                             2.5%
                                                                            -------------------------------------------------
                                                                             10  Zurich Financial Services AG            2.5%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS GLOBAL VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                             LIPPER GLOBAL LARGE-CAP
                                                NATIONS GLOBAL VALUE FUND      VALUE FUNDS AVERAGE          MSCI WORLD INDEX
                                                -------------------------    -----------------------        ----------------
Apr. 16 2001                                               9425                       10000                       10000
2002                                                       9889                       10242                        9402
2003                                                       6924                        7554                        7114
2004                                                      11771                       11575                       10234
Mar. 31 2005                                              12788                       12685                       11314

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                             LIPPER GLOBAL LARGE-CAP
                                                NATIONS GLOBAL VALUE FUND      VALUE FUNDS AVERAGE          MSCI WORLD INDEX
                                                -------------------------    -----------------------        ----------------
Apr. 16 2001                                              10000                       10000                       10000
2002                                                      10492                       10242                        9402
2003                                                       7346                        7554                        7114
2004                                                      12489                       11575                       10234
Mar. 31 2005                                              13568                       12685                       11314


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (4/16/01 through
      3/31/05)              8.02%     6.41%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Global Value Fund from the inception of the share class. The MSCI World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. Funds in the Lipper Global Large-Cap Value Funds Average invest at least 25% of their portfolio in securities traded outside the United States and may own U.S. securities as well. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                           INVESTOR A              INVESTOR B                INVESTOR C
                                        PRIMARY A       NAV**       MOP*       NAV**       CDSC***       NAV**       CDSC***
         Inception date                  4/16/01            4/16/01                  4/16/01                   4/16/01
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                        8.84%          8.64%      2.43%       7.85%        2.89%        7.84%        6.85%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                   9.20%          8.95%      6.82%       8.16%        7.29%        8.15%        8.15%
SINCE INCEPTION                           8.29%          8.02%      6.41%       7.23%        6.61%        7.23%        7.23%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS INTERNATIONAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S MANAGEMENT TEAM SHARES ITS VIEWS ON NATIONS INTERNATIONAL VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging market countries.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations International Value Fund Investor A Shares provided shareholders with a total return of 13.38%.**
--------------------------------------------------------------------------------

 SUBJECT TO CERTAIN LIMITED EXCEPTIONS, NATIONS INTERNATIONAL VALUE FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS.

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations International Value Fund is managed using an approach to value investing developed by Benjamin Graham. Graham believed that, because of the irrationality of equity markets, a stock's price and its fair value often detach from one another in the short term. This irrationality can materialize on the upside, lifting prices to dangerously lofty heights. It can also appear on the downside, dragging prices for select stocks to bargain levels.

                           Value investors target the latter situation, purchasing out-of-favor stocks that are trading at substantial discounts to their fair values. We believe that the market prices of these undervalued stocks will climb as the markets recognize their inherent worth. Of course, this process often takes time -- and, once purchased, a stock's price may even decline further in the short term. With this in mind, we exercise patience and manage our holdings from a long-term perspective. Typically, we expect to hold a stock for as long as three to five years.

                           It is also important to understand that the fund's industry and country weights are not the product of top-down forecasts or opinions regarding interest rates, economic growth or other macroeconomic variables. Instead, these weights stem from our company-by-company search for compelling investment opportunities in international equity markets. Overall, by approaching the short-term vagaries of the markets with confidence and a rational, objective analysis, we aim to purchase attractively priced stocks and deliver superior long-term results.

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           Source for all statistical data -- Brandes Investment Partners, L.P.



                           INTERNATIONAL INVESTING MAY INVOLVE CERTAIN RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY FLUCTUATIONS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES
                           IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

                           SOME OF THE COUNTRIES THE FUND INVESTS IN ARE CONSIDERED EMERGING
                           ECONOMIES, WHICH MEANS THERE MAY BE GREATER RISKS ASSOCIATED WITH
                           INVESTING THERE THAN IN MORE DEVELOPED COUNTRIES. IN ADDITION,
                           CONCENTRATION OF INVESTMENTS IN A SINGLE REGION MAY RESULT IN GREATER
                           VOLATILITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERNATIONAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY (continued)


                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, Nations International Value Fund (Investor A Shares) returned 13.38%. The MSCI EAFE Index*** posted a 15.06% return for the same period.

                           In a generally favorable environment for international stocks, the fund generated strong performance for the period. The fund's exposure to emerging markets contributed to performance because emerging markets stocks significantly outperformed developed markets for the period. The fund's underweight in France, United Kingdom and Australia weighed on performance during the period.

                           WHAT FACTORS PROVED TO BE FAVORABLE TO FUND
                           PERFORMANCE?****

                           The fund benefited from an overweight in Singapore, as well as exposure to emerging markets, Brazil and South Korea. On an industry basis, overweight in diversified telecommunication services contributed to performance. Investments in Banca Intesa S.p.A., Japan Tobacco and Telecom Italia S.p.A. were the largest contributors to investment results on an individual security basis.

                           WHAT FACTORS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           The fund's exposure to France, the United Kingdom and Australia was underweight the index. In addition, the fund's holdings in France tended to underperform the country's contribution to the MSCI EAFE Index. The fund also had less exposure to oil and gas stocks during a period in which energy was a strong performer. Individual holdings Hitachi, Nippon Telegraph & Telephone and Alcatel SA also detracted from performance.

                           DID CURRENCY HAVE AN IMPACT ON THE FUND'S
                           PERFORMANCE?

                           For US-based investors, the decline in the value of the dollar relative to other currencies tended to bolster the period's results.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           During the 12 months ended March 31, 2005, the fund's country and industry exposures shifted slightly due to stock-specific buying and selling, as well as changes in the prices of holdings. For example, exposure to the food products industry increased, while exposure to Japan decreased. The fund's weights for industries and countries are not the product of top-down forecasts or opinions but stem from our company-by-company search for compelling investment opportunities.

                           While we offer no predictions regarding the short-term direction of international equity markets, we believe the fund remains well positioned to deliver competitive long-term results. We believe that the fund's holdings are undervalued relative to standard valuation measures and that the fund has the potential to benefit if the market recognizes our assessment of their worth.

                            ---------------------------------------------------

                           ***The MSCI EAFE Index (Europe, Australasia, Far
                           East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

                           ****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS INTERNATIONAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY (continued)


                           Brandes Investment Partners, L.P. is the investment sub-advisor to Nations International Value Fund. The fund is team-managed by an investment committee, whose members are senior portfolio management and research analysts of the firm, including Messrs. Charles Brandes, Glenn Carlson, Brent Woods, William Pickering, and Amelia Morris who are members of the firm's Investment Oversight Committee. The Investment Oversight Committee monitors the investment process of and establishes broad standards and practices to be followed by each of Brandes' Investment Committees. Charles Brandes has been Chairman of Brandes since 2002, and Managing Partner from 1996-2002. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1996, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been Managing Director of Investments since 2002, and served as Managing Partner from 1998-2002. William Pickering is Director of Investments, and Amelia Morris is Investment Group Director, both serving Brandes since 1998.

NATIONS INTERNATIONAL

VALUE FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,137.92      1,019.75        5.54         5.24               1.04
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,136.57      1,018.50        6.87         6.49               1.29
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,132.64      1,014.76       10.85        10.25               2.04
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,132.64      1,014.76       10.85        10.25               2.04

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS INTERNATIONAL

VALUE FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS INTERNATIONAL

VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 4.5%  Singapore
 4.1%  Brazil
 4.8%  France
 6.5%  Spain
 8.3%  Switzerland
10.1%  Netherlands
10.4%  United States
11.4%  Germany
16.2%  Japan
16.7%  United Kingdom
 7.0%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Nestle SA                               4.3%
                                                                            -------------------------------------------------
                                                                              2  Unilever                                4.3%
                                                                            -------------------------------------------------
                                                                              3  GlaxoSmithKline                         3.1%
                                                                            -------------------------------------------------
                                                                              4  Telefonica SA                           3.0%
                                                                            -------------------------------------------------
                                                                              5  Deutsche Telekom AG                     2.8%
                                                                            -------------------------------------------------
                                                                              6  Banco Bilbao Vizcaya Argentaria SA      2.8%
                                                                            -------------------------------------------------
                                                                              7  Koninklijke Ahold NV                    2.4%
                                                                            -------------------------------------------------
                                                                              8  Portugal Telecom SGPS SA                2.3%
                                                                            -------------------------------------------------
                                                                              9  Sumitomo Mitsui Financial Group         2.2%
                                                                            -------------------------------------------------
                                                                             10  DBS Group Holdings                      2.1%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS INTERNATIONAL

VALUE FUND

PERFORMANCE


   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                            NATIONS INTERNATIONAL VALUE                               LIPPER INTERNATIONAL MULTI-
                                                       FUND                    MSCI EAFE INDEX          CAP CORE FUNDS AVERAGE
                                            ---------------------------        ---------------        ---------------------------
Dec. 27 1995                                            9425                        10000                        10000
                                                        9591                        10289                        10349
1997                                                   11437                        10438                        11407
                                                       15359                        12381                        13851
1999                                                   15628                        13131                        13695
                                                       21232                        16426                        18696
2001                                                   21079                        12178                        14157
                                                       20984                        11194                        13259
2003                                                   14905                         8553                        10081
                                                       26705                        13475                        15523
Mar. 31 2005                                           30281                        15506                        17633

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                            NATIONS INTERNATIONAL VALUE                               LIPPER INTERNATIONAL MULTI-
                                                       FUND                    MSCI EAFE INDEX          CAP CORE FUNDS AVERAGE
                                            ---------------------------        ---------------        ---------------------------
Dec. 27 1995                                           10000                        10000                        10000
                                                       10176                        10289                        10349
1997                                                   12135                        10438                        11407
                                                       16296                        12381                        13851
1999                                                   16581                        13131                        13695
                                                       22527                        16426                        18696
2001                                                   22365                        12178                        14157
                                                       22264                        11194                        13259
2003                                                   15814                         8553                        10081
                                                       28334                        13475                        15523
Mar. 31 2005                                           32128                        15506                        17633


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (12/27/95 through
      3/31/05)              13.43%     12.71%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations International Value Fund from the inception of the share class. The MSCI EAFE Index (Europe, Australasia, Far
East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. Funds in the Lipper International Multi-Cap Core Funds Average invest their assets in securities with primary trading markets outside of the United States. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class. Index performance is from 1/1/96.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]
   TOTAL RETURN (AS OF 3/31/05)

                                                       INVESTOR A                INVESTOR B+                 INVESTOR C
                                   PRIMARY A       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                     12/27/95             12/27/95                   5/22/98                    6/15/98
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                  13.63%         13.38%        6.86%       12.54%        7.54%        12.54%       11.54%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             13.27%         13.00%       10.80%       12.15%       11.35%        12.15%       12.15%
5 YEARS                              7.62%          7.36%        6.09%        6.57%        6.25%         6.56%        6.56%
SINCE INCEPTION                     13.65%         13.43%       12.71%       12.80%       12.80%        11.62%       11.62%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

(+)Investor B Shares commenced operations on May 22, 1998 and have no performance prior to that date. Performance prior to May 22, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is December 27, 1995.

NATIONS INTERNATIONAL

EQUITY FUND

MANAGEMENT TEAMS COMMENTARY*



--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations International Equity Fund Investor A Shares provided shareholders with a total return of 10.88%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Marsico Capital Management, LLC (Marsico Capital) combines top-down economic analysis with bottom-up stock selection. Marsico Capital's top-down approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In evaluating a particular company, Marsico Capital may look for qualities such as specific market expertise or dominance, franchise durability, pricing power, solid fundamentals, strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates.

                           Causeway Capital Management LLC (Causeway) uses a bottom-up analysis and a disciplined value approach. Causeway seeks to invest in companies that it believes are currently undervalued by the market. Causeway makes investment decisions based on the following factors: low price-to-earnings ratios relative to the sector; high yields or share repurchases, low price-to-book value ratios and low price-to-cash flow ratios relative to the market; and financial strength.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12-month period ended March 31, 2005, Nations International Equity Fund (Investor A Shares) returned 10.88%, compared with the MSCI EAFE Index, which returned 15.06%.***

                           The Marsico Capital portion of the fund trailed the index. Investments in media, financials, and energy, as well as an overweight position in information technology, detracted from performance relative to the benchmark. Investments in the hotels,

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the International Equity Fund investment advisor and/or other service providers, which have the effect of increasing total return. Had Investor A Shares provided all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The MSCI EAFE Index (Europe, Australasia, Far
                           East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.



                           Sources for all statistical data -- Marsico Capital Management, LLC and Causeway Capital
                           Management LLC.



                           INTERNATIONAL INVESTING MAY INVOLVE CERTAIN RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY FLUCTUATIONS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES
                           IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

                           SOME OF THE COUNTRIES THE FUND INVESTS IN ARE CONSIDERED EMERGING
                           ECONOMIES, WHICH MEANS THERE MAY BE GREATER RISKS ASSOCIATED WITH
                           INVESTING THERE THAN IN MORE DEVELOPED COUNTRIES. IN ADDITION,
                           CONCENTRATION OF INVESTMENTS IN A SINGLE REGION MAY RESULT IN GREATER
                           VOLATILITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERNATIONAL

EQUITY FUND

MANAGEMENT TEAMS COMMENTARY (continued)


                           restaurants and leisure; retailing; and household and personal products industries were the best performers in this segment of the portfolio.

                           The Causeway portfolio outperformed the index primarily through superior stock selection among its investments in European companies. Holdings in telecommunications services, banks, capital goods and diversified financials industries contributed to its outperformance.

                           WHAT FACTORS PROVED TO BE FAVORABLE TO FUND
                           PERFORMANCE?****

                           Within the Marsico Capital portfolio, stock selection and an emphasis on the hotels, restaurants and leisure industry group helped performance. Holdings in Wynn Resorts and Shangri-La Asia emerged as the two largest contributors to performance on an individual stock level. Positions in Japanese retailer Yamada Denki, Swiss bank UBS AG, energy company Total SA and Shoppers Drug Mart, a Canadian drug store chain, were also strong performers.

                           The single largest contributor to Causeway's performance was Spanish travel reservations system provider, Amadeus Global Travel. Amadeus was the subject of a buyout by a consortium of private equity firms during the period. Other top contributors included French toll road operator Vinci SA, Dutch financial services giant ING Groep NV, Allied Irish Banks and Spanish tobacco company, Altadis SA.

                           WHAT FACTORS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           Media holdings EMI Group, and Yamaha were among the largest detractors from performance. Stock selection in the financials sector also had a significantly negative effect on results. The portfolio had little exposure to energy companies, which were strong performers, during most of the period. A decision to increase these holdings hurt the fund's return when the sector later cooled. An overweight in the semiconductor and semiconductor equipment industry hurt performance, as did positioning in the industrial and utilities sector. The fund's investments in South Korea and Canada, which are not represented in the benchmark, also hindered performance because they underperformed.

                           DID CURRENCY HAVE AN IMPACT ON THE FUND'S
                           PERFORMANCE?

                           Currency factors had a material negative impact on the Marsico Capital portfolio's performance. Although it stabilized late in the reporting period, the US dollar weakened considerably compared to several major world currencies. This had a particularly negative effect on several of the Marsico Capital portfolio's dollar-based positions such as Tyco International (no longer held at March 31, 2005), NTL, and Wynn Resorts, as well as certain holdings whose "home" currency tends to be highly correlated with the dollar. However, the decline in the U.S. dollar had a generally positive effect on the Causeway portfolio.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           Overall, holdings are widely diversified. As of March 31, 2005, sector allocations in the Marsico Capital portion of the fund emphasized investments in financial,

                           ****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 18

NATIONS INTERNATIONAL

EQUITY FUND

MANAGEMENT TEAMS COMMENTARY (continued)


                           consumer discretionary and energy companies. The Causeway portion of the fund has emphasized pharmaceuticals, tobacco, utilities, airport and toll road concessions management, mail delivery and logistics and telecommunications services.

                            ---------------------------------------------------

                           The fund is managed by Marsico Capital and Causeway; both are investment sub-advisors to the fund. Each sub-advisor manages approximately one-half of the fund's assets. James G. Gendelman manages Marsico Capital's portion of Nations International Equity Fund. He has been with Marsico Capital since April 2000. James Doyle, Jonathan Eng, Harry Hartford and Sarah Ketterer have co-managed Causeway's portion of Nations International Equity Fund since May 2004. They have all been with Causeway since July 2001.

NATIONS INTERNATIONAL

EQUITY FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-2 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,131.49      1,020.04        5.21         4.94               0.98
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,129.54      1,018.80        6.53         6.19               1.23
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,125.80      1,015.06       10.49         9.95               1.98
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,125.11      1,015.06       10.49         9.95               1.98

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

NATIONS INTERNATIONAL

EQUITY FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS INTERNATIONAL

EQUITY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 3.1%  Hong Kong
 3.3%  Ireland
 3.8%  South Korea
 4.9%  Canada
 5.1%  Netherlands
 7.5%  Switzerland
12.8%  France
13.0%  United States
13.9%  Japan
21.2%  United Kingdom
11.4%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            ---------------------------------------------------
                                                                             1 Sanofi-Aventis SA                           2.9%
                                                                            ---------------------------------------------------
                                                                             2 Vinci SA                                    2.8%
                                                                            ---------------------------------------------------
                                                                             3 UBS AG                                      2.3%
                                                                            ---------------------------------------------------
                                                                             4 Promise                                     2.0%
                                                                            ---------------------------------------------------
                                                                             5 Samsung Electronics                         1.8%
                                                                            ---------------------------------------------------
                                                                             6 Enterprise Inns                             1.8%
                                                                            ---------------------------------------------------
                                                                             7 Astellas Pharma                             1.7%
                                                                            ---------------------------------------------------
                                                                             8 Total SA                                    1.7%
                                                                            ---------------------------------------------------
                                                                             9 Takefuji                                    1.4%
                                                                            ---------------------------------------------------
                                                                            10 GlaxoSmithKline                             1.3%
                                                                            ---------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS INTERNATIONAL

EQUITY FUND


PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                           NATIONS INTERNATIONAL EQUITY                               LIPPER INTERNATIONAL LARGE-
                                                       FUND                    MSCI EAFE INDEX          CAP CORE FUNDS AVERAGE
                                           ----------------------------        ---------------        ---------------------------
Mar. 31 1995                                           9425                         10000                        10000
                                                      11258                         11233                        11791
1997                                                  11380                         11396                        12974
                                                      13174                         13517                        15673
1999                                                  13647                         14336                        15883
                                                      19043                         17933                        21629
2001                                                  13799                         13295                        15676
                                                      12979                         12221                        14385
2003                                                  10032                          9338                        10780
                                                      15319                         14711                        16031
Mar. 31 2005                                          16985                         16929                        17857

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                           NATIONS INTERNATIONAL EQUITY                               LIPPER INTERNATIONAL LARGE-
                                                       FUND                    MSCI EAFE INDEX          CAP CORE FUNDS AVERAGE
                                           ----------------------------        ---------------        ---------------------------
Mar. 31 1995                                          10000                         10000                        10000
                                                      11945                         11233                        11791
1997                                                  12074                         11396                        12974
                                                      13978                         13517                        15673
1999                                                  14480                         14336                        15883
                                                      20205                         17933                        21629
2001                                                  14641                         13295                        15676
                                                      13771                         12221                        14385
2003                                                  10644                          9338                        10780
                                                      16254                         14711                        16031
Mar. 31 2005                                          18022                         16929                        17857


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

10-YEAR                                                       NAV**     MOP*
(3/31/95 through
 3/31/05)                                                     6.07%     5.44%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations International Equity Fund over the last 10 years. The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. Funds in the Lipper International Large-Cap Core Funds Average invest their assets in securities with primary trading markets outside of the United States. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                     INVESTOR A                 INVESTOR B                  INVESTOR C
                                 PRIMARY A        NAV**        MOP*         NAV**        CDSC***        NAV**        CDSC***
Inception date                    12/2/91              6/3/92                     6/7/93                      6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                 11.10%         10.88%        4.52%       10.09%         5.09%        10.00%         9.00%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             9.31%          9.38%        7.24%        8.21%         7.35%         8.75%         8.75%
5 YEARS                            -2.20%         -2.26%       -3.41%       -3.16%        -3.52%        -2.90%        -2.90%
10 YEARS                            6.21%          6.07%        5.44%        5.16%         5.16%         5.35%         5.35%
SINCE INCEPTION                     5.98%          5.70%        5.21%        5.15%         5.15%         5.19%         5.19%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PORTFOLIO MANAGER COMMENTARY*

                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term capital growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Marsico International Opportunities Fund Investor A Shares provided shareholders with a total return of 5.24%.**

--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Marsico Capital Management, LLC (Marsico Capital) combines top-down economic analysis with bottom-up stock selection. Marsico Capital's top-down approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In evaluating a particular company, Marsico Capital may look for qualities such as specific market expertise or dominance, franchise durability, pricing power, solid fundamentals, strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12-month period ended March 31, 2005, Nations Marsico International Opportunities Fund (Investor A Shares) had a total return of 5.24%. This return compares with the MSCI EAFE Index, the fund's benchmark, which returned 15.06%.***

                           Investments in the hotels, restaurants and leisure; retailing; and household and personal products industry groups were the primary contributors to the fund's performance for the reporting period. The fund underperformed its benchmark primarily because of disappointing returns for its investments in the financials, information technology and energy sectors.

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           ***The MSCI EAFE Index (Europe, Australasia, Far
                           East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- Marsico Capital Management, LLC.



                           INTERNATIONAL INVESTING MAY INVOLVE CERTAIN RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY FLUCTUATIONS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES
                           IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

                           SOME OF THE COUNTRIES THE FUND INVESTS IN ARE CONSIDERED EMERGING ECONOMIES, WHICH MEANS THERE MAY BE GREATER RISKS ASSOCIATED WITH INVESTING THERE THAN IN MORE DEVELOPED COUNTRIES. IN ADDITION, CONCENTRATION OF INVESTMENTS IN A SINGLE REGION MAY RESULT IN GREATER VOLATILITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           WHAT FACTORS PROVED TO BE FAVORABLE TO FUND
                           PERFORMANCE?****

                           The fund did well by owning more hotels, restaurants and leisure stocks than its benchmark. Stock selection within the sector was also a positive factor for performance. Positions in Wynn Resorts and Shangri-La Asia were the two largest contributors to the fund's performance. A position in Japanese retailer Yamada Denki led the retailing industry to contribute to the fund's performance results for the period. Within the household and personal products industry, the fund's position in Shoppers Drug Mart was also a strong performer.

                           WHAT FACTORS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           Stock selection in the financials sector detracted from investment results. Positions in Kookmin Bank (no longer held at March 31, 2005) and Mitsubishi Tokyo Financial Group had the largest negative effect on the fund's performance for the reporting period. An overweight investment posture (as compared to the fund's benchmark index) in the semiconductor and semiconductor equipment industry was the primary reason that the fund trailed the benchmark. Other factors, such as stock selection and underweights in the industrials and utilities sectors, also hindered performance.

                           DID CURRENCY HAVE AN IMPACT ON THE FUND'S
                           PERFORMANCE?

                           Currency factors had a material negative impact on the fund's performance. Although it stabilized late in the reporting period, the US dollar weakened considerably compared to several major world currencies. This had a particularly negative effect on several of the Fund's dollar-based positions such as Tyco International (no longer held at March 31,
                           2005), NTL and Wynn Resorts, as well as certain holdings whose "home" currency tends to be highly correlated with the dollar.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           As of March 31, 2005, the fund's sector allocation emphasized the financials, consumer discretionary and energy sectors. In addition, the fund's holdings remain widely diversified in that every one of the ten major sector groups is represented in the fund.
                            ---------------------------------------------------

                           Marsico Capital is the investment sub-advisor to Nations Marsico International Opportunities Fund. James G. Gendelman has managed the fund since August 2000 and has been with Marsico Capital since April 2000.

                           ****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,103.12      1,019.35        5.87         5.64               1.12
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,101.37      1,018.10        7.18         6.89               1.37
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,097.73      1,014.41       11.04        10.60               2.11
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,096.63      1,014.41       11.03        10.60               2.11

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 3.1%  Italy
 3.7%  Mexico
 3.8%  Germany
 4.2%  Hong Kong
 7.1%  Canada
 8.6%  Switzerland
13.1%  United Kingdom
13.8%  France
15.1%  United States
17.7%  Japan
 9.8%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  UBS AG                                  4.8%
                                                                            -------------------------------------------------
                                                                              2  Enterprise Inns                         3.6%
                                                                            -------------------------------------------------
                                                                              3  Vinci SA                                3.4%
                                                                            -------------------------------------------------
                                                                              4  Sanofi-Aventis SA                       3.0%
                                                                            -------------------------------------------------
                                                                              5  InterContinental Hotels Group           2.7%
                                                                            -------------------------------------------------
                                                                              6  Canadian National Railway               2.5%
                                                                            -------------------------------------------------
                                                                              7  Total SA                                2.5%
                                                                            -------------------------------------------------
                                                                              8  Promise                                 2.4%
                                                                            -------------------------------------------------
                                                                              9  Yamada Denki                            2.3%
                                                                            -------------------------------------------------
                                                                             10  Swiss Life Holding                      2.3%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                  NATIONS MARSICO
                                            INTERNATIONAL OPPORTUNITIES                               LIPPER INTERNATIONAL MULTI-
                                                       FUND                    MSCI EAFE INDEX             CAP FUNDS AVERAGE
                                            ---------------------------        ---------------        ---------------------------
Aug. 1 2000                                             9425                        10000                        10000
2001                                                    7549                         8058                         7357
2002                                                    7842                         7407                         6788
2003                                                    6531                         5660                         5072
2004                                                   10507                         8916                         7894
Mar. 31 2005                                           11058                        10259                         8698

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                  NATIONS MARSICO
                                            INTERNATIONAL OPPORTUNITIES                               LIPPER INTERNATIONAL MULTI-
                                                       FUND                    MSCI EAFE INDEX             CAP FUNDS AVERAGE
                                            ---------------------------        ---------------        ---------------------------
Aug. 1 2000                                            10000                        10000                        10000
2001                                                    8010                         8058                         7357
2002                                                    8320                         7407                         6788
2003                                                    6930                         5660                         5072
2004                                                   11148                         8916                         7894
Mar. 31 2005                                           11733                        10259                         8698


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (8/1/00 through
      3/31/05)              3.48%     2.18%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico International Opportunities Fund from the inception of the share class. The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. Funds in the Lipper International Multi-Cap Funds Average invest their assets in securities with primary trading markets outside of the United States. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                       INVESTOR A                 INVESTOR B                 INVESTOR C
                                   PRIMARY A       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                      8/1/00               8/1/00                     8/1/00                     8/1/00
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                   5.55%          5.24%       -0.78%        4.45%       -0.55%         4.45%        3.45%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             12.43%         12.14%        9.94%       11.29%       10.48%        11.29%       11.29%
SINCE INCEPTION                      3.76%          3.48%        2.18%        2.71%        2.32%         2.71%        2.71%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS FUNDS

Nations Global Value Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 98.6%
             CONSUMER DISCRETIONARY -- 11.3%
             AUTO COMPONENTS -- 0.5%
   135,100   Goodyear Tire & Rubber Co.(a)(b)..............................   $  1,804
                                                                              --------
             AUTOMOBILES -- 5.6%
   156,800   DaimlerChrysler AG............................................      7,045
   370,700   Ford Motor Co. ...............................................      4,200
   118,500   General Motors Corp.(b).......................................      3,483
   154,700   Volkswagen AG.................................................      7,383
                                                                              --------
                                                                                22,111
                                                                              --------
             HOUSEHOLD DURABLES -- 1.0%
   270,000   Matsushita Electric Industrial Co., Ltd. .....................      3,988
                                                                              --------
             LEISURE EQUIPMENT AND PRODUCTS -- 1.1%
   121,000   Fuji Photo Film Co., Ltd. ....................................      4,434
                                                                              --------
             MULTILINE RETAIL -- 2.3%
 1,359,961   Marks & Spencer Group PLC.....................................      8,891
                                                                              --------
             SPECIALTY RETAIL -- 0.8%
   127,200   Toys "R" Us, Inc.(a)..........................................      3,277
                                                                              --------
                                                                                44,505
                                                                              --------
             CONSUMER STAPLES -- 18.0%
             FOOD AND STAPLES RETAILING -- 9.5%
   345,900   Albertson's, Inc.(b)..........................................      7,143
 1,079,400   J. Sainsbury PLC..............................................      5,900
   374,580   Koninklijke Ahold NV(a).......................................      3,145
   136,120   Koninklijke Ahold NV(a)(c)....................................      1,143
   641,319   Kroger Co.(a).................................................     10,280
   534,200   Safeway, Inc.(a)..............................................      9,899
                                                                              --------
                                                                                37,510
                                                                              --------
             FOOD PRODUCTS -- 6.8%
    48,300   Nestle SA, Registered Shares..................................     13,261
   162,400   Unilever NV...................................................     11,081
   246,100   Unilever PLC..................................................      2,432
                                                                              --------
                                                                                26,774
                                                                              --------
             TOBACCO -- 1.7%
   102,500   Altria Group, Inc. ...........................................      6,702
                                                                              --------
                                                                                70,986
                                                                              --------
             ENERGY -- 2.3%
             OIL AND GAS -- 2.3%
   347,900   El Paso Corp.(b)..............................................      3,681
    40,600   Lukoil, ADR...................................................      5,497
                                                                              --------
                                                                                 9,178
                                                                              --------
             FINANCIALS -- 20.8%
             COMMERCIAL BANKS -- 10.8%
   226,679   ABN AMRO Holding NV...........................................      5,639
   890,178   Banca Intesa S.p.A. ..........................................      4,535

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             COMMERCIAL BANKS -- (CONTINUED)
   367,780   Banco Bilbao Vizcaya Argentaria SA............................   $  6,003
   242,100   Banco Santander Central Hispano SA............................      2,954
   258,100   Bayerische Vereinsbank AG(a)..................................      6,323
    64,525   Hypo Real Estate Holding AG...................................      2,672
       755   Mitsubishi Tokyo Financial Group, Inc. .......................      6,565
     1,144   Sumitomo Mitsui Financial Group, Inc.(b)......................      7,765
                                                                              --------
                                                                                42,456
                                                                              --------
             DIVERSIFIED FINANCIAL SERVICES -- 1.2%
    73,186   ING Groep NV..................................................      2,216
    72,700   JPMorgan Chase & Co. .........................................      2,516
                                                                              --------
                                                                                 4,732
                                                                              --------
             INSURANCE -- 8.8%
   711,600   Aegon NV......................................................      9,627
    56,600   Loews Corp. ..................................................      4,162
       596   Millea Holdings, Inc. ........................................      8,693
    22,000   Muenchener Rueckversicherungs AG, Registered Shares...........      2,651
    39,600   Zurich Financial Services AG(a)...............................      6,974
    15,400   Zurich Financial Services AG(a)(c)............................      2,712
                                                                              --------
                                                                                34,819
                                                                              --------
                                                                                82,007
                                                                              --------
             HEALTH CARE -- 15.5%
             HEALTH CARE PROVIDERS AND SERVICES -- 1.5%
   509,400   Tenet Healthcare Corp.(a)(b)..................................      5,873
                                                                              --------
             PHARMACEUTICALS -- 14.0%
   325,600   Bristol-Myers Squibb Co. .....................................      8,290
   491,200   GlaxoSmithKline PLC...........................................     11,259
   299,300   Merck & Co., Inc. ............................................      9,688
   296,000   Pfizer, Inc. .................................................      7,776
   133,500   Sankyo Co., Ltd. .............................................      2,821
    61,949   Sanofi-Aventis................................................      5,237
   554,900   Schering-Plough Corp. ........................................     10,072
                                                                              --------
                                                                                55,143
                                                                              --------
                                                                                61,016
                                                                              --------
             INDUSTRIALS -- 5.2%
             AEROSPACE AND DEFENSE -- 3.1%
 2,519,100   BAE Systems PLC...............................................     12,353
                                                                              --------
             ELECTRICAL EQUIPMENT -- 2.1%
 1,298,000   Hitachi Ltd. .................................................      8,082
                                                                              --------
                                                                                20,435
                                                                              --------
             INFORMATION TECHNOLOGY -- 4.0%
             COMMUNICATIONS EQUIPMENT -- 1.8%
   587,600   Alcatel SA(a).................................................      7,148
                                                                              --------
             IT SERVICES -- 0.4%
   201,500   Unisys Corp.(a)...............................................      1,423
                                                                              --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS

Nations Global Value Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             OFFICE ELECTRONICS -- 0.9%
   249,700   Xerox Corp.(a)................................................   $  3,783
                                                                              --------
             SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 0.9%
   330,000   Micron Technology, Inc.(a)....................................      3,412
                                                                              --------
                                                                                15,766
                                                                              --------
             MATERIALS -- 0.9%
             CHEMICALS -- 0.9%
    80,800   Akzo Nobel NV.................................................      3,698
                                                                              --------
             TELECOMMUNICATION SERVICES -- 19.9%
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 19.9%
   312,800   BellSouth Corp. ..............................................      8,224
    49,700   Brasil Telecom Participacoes SA, ADR..........................      1,623
 1,664,893   BT Group PLC..................................................      6,465
   426,603   Deutsche Telekom AG, Registered Shares(a).....................      8,544
    22,790   KT Corp. .....................................................        884
   272,820   KT Corp., ADR.................................................      5,814
     2,231   Nippon Telegraph & Telephone Corp. ...........................      9,783
   285,500   SBC Communications, Inc. .....................................      6,763
   342,100   Tele Norte Leste Participacoes SA, ADR........................      5,292
 1,911,493   Telecom Italia S.p.A. ........................................      7,266
   498,341   Telefonica SA.................................................      8,705
   167,500   Telefonos de Mexico SA de CV, ADR.............................      5,784
    92,800   Verizon Communications, Inc. .................................      3,294
                                                                              --------
                                                                                78,441
                                                                              --------
             UTILITIES -- 0.7%
             ELECTRIC UTILITIES -- 0.7%
    33,810   E.ON AG.......................................................      2,903
                                                                              --------
             TOTAL COMMON STOCKS
               (Cost $331,216).............................................    388,935
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             INVESTMENT MANAGEMENT COMPANY -- 1.4%
 5,461,000   Nations Cash Reserves, Capital Class Shares(d)................   $  5,461
                                                                              --------
             TOTAL INVESTMENT MANAGEMENT COMPANY
               (Cost $5,461)...............................................      5,461
                                                                              --------
   PAR
  (000)
----------
             REPURCHASE AGREEMENTS(E) -- 4.6%
$    4,804   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
               04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
               $4,850 (repurchase proceeds $4,804).........................      4,804
     5,765   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
               Government Agency securities with various maturities to
               05/20/33, market value $5,841 (repurchase proceeds
               $5,765).....................................................      5,765
     7,507   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
               Government Agency securities with various maturities to
               03/31/35, market value $7,625 (repurchase proceeds
               $7,508).....................................................      7,507
                                                                              --------
             TOTAL REPURCHASE AGREEMENTS
               (Cost $18,076)..............................................     18,076
                                                                              --------
             TOTAL INVESTMENTS
               (Cost $354,753)(f)................................     104.6%   412,472
             OTHER ASSETS AND LIABILITIES (NET)..................      (4.6)%  (18,281)
                                                                              --------
             NET ASSETS..........................................     100.0%  $394,191
                                                                              ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Global Value Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


---------------
Notes to Investment Portfolio:

(a)
  Non-income producing security.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $18,852 and $17,575, respectively.

(c)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $3,855, which represents 1.0% of net assets.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  This amount represents cash collateral received from securities lending activity (see Note 9).

 (f)
  Cost for federal income tax purposes is $354,753. See Note 5 for additional information.

SUMMARY OF SECURITIES                                 % OF TOTAL
BY COUNTRY                                  VALUE     INVESTMENTS
-----------------------------------------------------------------
United States*                             $149,280          36.2%
Japan                                        52,131          12.6
United Kingdom                               47,299          11.5
Germany                                      37,521           9.1
Netherlands                                  36,550           8.8
Switzerland                                  22,947           5.6
Spain                                        17,663           4.3
France                                       12,385           3.0
Italy                                        11,802           2.9
Brazil                                        6,915           1.7
South Korea                                   6,698           1.6
Mexico                                        5,784           1.4
Russia                                        5,497           1.3
                                           ----------------------
                                           $412,472         100.0%
                                           ----------------------

 *Includes Short-Term Obligations.

  Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

ABBREVIATION:

ADR  --   American Depositary Receipt

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

Nations International Value Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                VALUE
                                                                                (000)
----------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 100.0%
            Investment in Nations Master Investment Trust,
              International Value Master Portfolio*.......................   $3,761,650
                                                                             ----------
            TOTAL INVESTMENTS...................................     100.1%   3,761,650
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)............     (0.1)%      (2,926)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $3,758,724
                                                                             ==========

---------------

 *
 The financial statements of the International Value Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the International Value Fund's financial statements.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations International Equity Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              COMMON STOCKS -- 95.3%
              CONSUMER DISCRETIONARY -- 15.8%
              AUTOMOBILES -- 1.6%
    225,000   Honda Motor Co., Ltd. ........................................   $   11,296
     97,725   Regie National Usines Renault.................................        8,751
                                                                               ----------
                                                                                   20,047
                                                                               ----------
              HOTELS, RESTAURANTS AND LEISURE -- 5.4%
  1,508,949   Enterprise Inns PLC...........................................       21,984
  1,386,995   InterContinental Hotels Group PLC.............................       16,184
    121,972   Kerzner International Ltd.(a).................................        7,468
  7,001,518   Shangri-La Asia Ltd.(b).......................................       10,234
  1,608,000   Shangri-La Asia Ltd.(b)(c)....................................        2,350
    137,759   Wynn Resorts Ltd.(a)..........................................        9,332
                                                                               ----------
                                                                                   67,552
                                                                               ----------
              HOUSEHOLD DURABLES -- 2.2%
    457,219   Koninklijke Philips Electronics NV............................       12,627
     65,000   Sony Corp. ...................................................        2,595
    433,480   Thomson.......................................................       11,718
                                                                               ----------
                                                                                   26,940
                                                                               ----------
              LEISURE EQUIPMENT AND PRODUCTS -- 0.6%
    726,500   Konica Minolta Holdings, Inc. ................................        7,363
                                                                               ----------
              MEDIA -- 3.8%
  1,359,682   EMI Group PLC.................................................        6,070
    195,982   Grupo Televisa SA, ADR........................................       11,524
    337,854   JC Decaux SA(a)...............................................        9,246
    183,990   Reed Elsevier NV..............................................        2,781
    821,900   Reed Elsevier PLC.............................................        8,519
  1,171,100   Reuters Group PLC.............................................        9,029
                                                                               ----------
                                                                                   47,169
                                                                               ----------
              SPECIALTY RETAIL -- 2.2%
  1,820,022   Kingfisher PLC................................................        9,930
    141,086   Natura Cosmeticos SA..........................................        3,853
    264,500   Yamada Denki Co., Ltd. .......................................       13,898
                                                                               ----------
                                                                                   27,681
                                                                               ----------
                                                                                  196,752
                                                                               ----------
              CONSUMER STAPLES -- 5.1%
              BEVERAGES -- 0.6%
    497,075   Diageo PLC....................................................        7,007
                                                                               ----------
              FOOD AND STAPLES RETAILING -- 0.5%
    124,690   Carrefour SA..................................................        6,634
                                                                               ----------
              FOOD PRODUCTS -- 1.3%
     72,284   Unilever NV...................................................        4,933
  1,209,864   Unilever PLC..................................................       11,957
                                                                               ----------
                                                                                   16,890
                                                                               ----------
              HOUSEHOLD PRODUCTS -- 0.6%
    226,727   Reckitt Benckiser PLC.........................................        7,206
                                                                               ----------

                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              PERSONAL PRODUCTS -- 0.5%
    177,077   Shoppers Drug Mart Corp. .....................................   $    5,907
                                                                               ----------
              TOBACCO -- 1.6%
    146,632   Altadis SA(b).................................................        6,012
    724,994   British American Tobacco PLC..................................       12,781
         86   Japan Tobacco, Inc. ..........................................          957
                                                                               ----------
                                                                                   19,750
                                                                               ----------
                                                                                   63,394
                                                                               ----------
              ENERGY -- 7.9%
              ENERGY EQUIPMENT AND SERVICES -- 0.5%
  1,230,276   British Energy Group PLC(a)(b)................................        6,463
                                                                               ----------
              OIL AND GAS -- 7.4%
    574,091   BP PLC........................................................        5,950
    131,432   CNOOC Ltd.(b).................................................        7,191
 18,120,000   PetroChina Co., Ltd. .........................................       11,268
    169,339   Petroleo Brasileiro SA, ADR(b)................................        7,481
     81,950   Royal Dutch Petroleum Co. ....................................        4,912
    476,723   Sasol Ltd. ...................................................       11,125
  1,150,900   Shell Transport & Trading Co. PLC.............................       10,330
    367,655   Talisman Energy, Inc. ........................................       12,578
     87,827   Total SA......................................................       20,603
                                                                               ----------
                                                                                   91,438
                                                                               ----------
                                                                                   97,901
                                                                               ----------
              FINANCIALS -- 27.9%
              CAPITAL MARKETS -- 3.3%
    215,400   Credit Suisse Group...........................................        9,280
     80,319   Macquarie Bank Ltd. ..........................................        2,984
    343,416   UBS AG........................................................       29,101
                                                                               ----------
                                                                                   41,365
                                                                               ----------
              COMMERCIAL BANKS -- 10.5%
    306,330   ABN AMRO Holding NV...........................................        7,620
    503,219   Allied Irish Banks PLC........................................       10,562
    513,018   Anglo Irish Bank Corp. PLC....................................       12,882
  1,291,250   Banca Intesa S.p.A. ..........................................        6,578
    260,956   Bayerische Vereinsbank AG(a)..................................        6,393
    141,837   BNP Paribas...................................................       10,074
    525,120   Depfa Bank PLC................................................        8,326
    260,606   Erste Bank der oesterreichischen
                Sparkassen AG...............................................       13,667
    377,092   ForeningsSparbanken AB........................................        8,941
    337,279   ICICI Bank Ltd., ADR..........................................        6,988
  1,035,618   Lloyds TSB Group PLC..........................................        9,355
      1,333   Mitsubishi Tokyo Financial Group, Inc. .......................       11,590
    352,896   Royal Bank of Scotland Group PLC..............................       11,229
    638,000   United Overseas Bank Ltd. ....................................        5,570
                                                                               ----------
                                                                                  129,775
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

Nations International Equity Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES -- 5.0%
     81,080   Acom Co. Ltd. ................................................   $    5,496
    427,067   ING Groep NV..................................................       12,932
    367,750   Promise Co., Ltd. ............................................       25,202
    262,700   Takefuji Corp. ...............................................       17,733
                                                                               ----------
                                                                                   61,363
                                                                               ----------
              INSURANCE -- 6.1%
    789,294   Aviva PLC.....................................................        9,471
    430,763   AXA SA........................................................       11,505
    234,400   Manulife Financial Corp.(b)...................................       11,189
        464   Millea Holdings, Inc. ........................................        6,767
    512,665   Riunione Adriatica di Sicurta S.p.A. .........................       12,093
     91,165   Swiss Life Holding(a).........................................       13,752
     65,384   Zurich Financial Services AG(a)...............................       11,514
                                                                               ----------
                                                                                   76,291
                                                                               ----------
              REAL ESTATE -- 3.0%
  8,579,000   CapitaLand Ltd.(b)............................................       12,224
  4,001,872   Hang Lung Properties Ltd. ....................................        5,798
  1,946,000   Henderson Land Development Co. Ltd. ..........................        8,658
    927,000   Sumitomo Realty & Development Co. Ltd. .......................       11,215
                                                                               ----------
                                                                                   37,895
                                                                               ----------
                                                                                  346,689
                                                                               ----------
              HEALTH CARE -- 7.1%
              PHARMACEUTICALS -- 7.1%
    612,800   Astellas Pharma, Inc. ........................................       20,797
    720,960   GlaxoSmithKline PLC...........................................       16,524
    179,763   Novartis AG...................................................        8,416
    424,048   Sanofi-Aventis................................................       35,850
     91,051   Schering AG...................................................        6,071
                                                                               ----------
                                                                                   87,658
                                                                               ----------
              INDUSTRIALS -- 11.0%
              AEROSPACE AND DEFENSE -- 0.9%
  2,187,792   BAE Systems PLC...............................................       10,728
                                                                               ----------
              AIR FREIGHT AND LOGISTICS -- 1.8%
    409,608   Deutsche Post AG..............................................        9,998
    447,264   TPG NV........................................................       12,759
                                                                               ----------
                                                                                   22,757
                                                                               ----------
              AIRLINES -- 0.4%
  1,070,900   British Airways PLC(a)........................................        5,342
                                                                               ----------
              BUILDING PRODUCTS -- 1.1%
    326,323   CRH PLC.......................................................        8,597
      6,790   Geberit AG....................................................        4,990
                                                                               ----------
                                                                                   13,587
                                                                               ----------
              COMMERCIAL SERVICES AND SUPPLIES -- 0.4%
    246,805   Vedior NV.....................................................        4,401
                                                                               ----------

                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              CONSTRUCTION AND ENGINEERING -- 3.2%
    319,300   Barratt Developments PLC......................................   $    3,979
    242,334   Vinci SA......................................................       35,022
                                                                               ----------
                                                                                   39,001
                                                                               ----------
              ELECTRICAL EQUIPMENT -- 0.6%
    116,319   Fanuc Ltd. ...................................................        7,297
                                                                               ----------
              MARINE -- 0.0%
      5,350   Frontline Ltd. ...............................................          257
      1,872   Ship Finance International Ltd. ..............................           38
                                                                               ----------
                                                                                      295
                                                                               ----------
              ROAD AND RAIL -- 1.2%
    240,837   Canadian National Railway Co. ................................       15,247
                                                                               ----------
              TRANSPORTATION INFRASTRUCTURE -- 1.4%
    844,850   BAA PLC.......................................................        9,315
  1,769,032   Macquarie Airports............................................        4,475
    122,502   Macquarie Airports(c).........................................          310
  1,225,550   Macquarie Infrastructure Group................................        3,413
                                                                               ----------
                                                                                   17,513
                                                                               ----------
                                                                                  136,168
                                                                               ----------
              INFORMATION TECHNOLOGY -- 6.8%
              COMMUNICATIONS EQUIPMENT -- 0.5%
    214,109   Telefonaktiebolaget LM
                Ericsson, ADR(b)............................................        6,038
                                                                               ----------
              COMPUTERS AND PERIPHERALS -- 0.7%
    115,667   Research In Motion Ltd.(a)....................................        8,839
                                                                               ----------
              ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.3%
    533,920   Celestica, Inc. ..............................................        7,176
     38,700   Keyence Corp. ................................................        8,987
                                                                               ----------
                                                                                   16,163
                                                                               ----------
              INTERNET SOFTWARE AND SERVICES -- 0.5%
    137,000   Trend Micro, Inc. ............................................        5,905
                                                                               ----------
              OFFICE ELECTRONICS -- 1.2%
    285,342   Canon, Inc. ..................................................       15,340
                                                                               ----------
              SEMICONDUCTORS AND
                SEMICONDUCTOR EQUIPMENT -- 2.6%
  4,573,286   ARM Holdings PLC..............................................        9,095
     45,532   Samsung Electronics Co., Ltd. ................................       22,508
                                                                               ----------
                                                                                   31,603
                                                                               ----------
                                                                                   83,888
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations International Equity Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              MATERIALS -- 3.4%
              CHEMICALS -- 2.9%
    475,251   BOC Group PLC.................................................   $    9,151
    144,827   Lonza Group AG, Registered Shares.............................        8,894
    422,981   Reliance Industries Ltd., GDR(b)(c)...........................       10,787
     67,558   Syngenta AG(a)................................................        7,079
                                                                               ----------
                                                                                   35,911
                                                                               ----------
              METALS AND MINING -- 0.5%
    443,384   BHP Billiton PLC..............................................        5,957
                                                                               ----------
                                                                                   41,868
                                                                               ----------
              TELECOMMUNICATION SERVICES -- 8.6%
              DIVERSIFIED TELECOMMUNICATION SERVICES -- 6.8%
  2,396,500   BT Group PLC..................................................        9,306
    201,039   Cesky Telecom AS, GDR,
                Registered Shares(b)(c).....................................        3,780
  3,074,000   China Netcom Corp., Ltd.(a)...................................        4,316
     31,948   France Telecom SA.............................................          959
    290,760   France Telecom SA(c)..........................................        8,729
    154,110   KT Corp. .....................................................        5,979
     91,745   NTL, Inc.(a)..................................................        5,841
    712,010   Portugal Telecom SGPS SA......................................        8,365
     43,076   SK Telecom Co., Ltd. .........................................        7,254
  2,761,018   Telecom Corp. of New Zealand Ltd. ............................       11,929
    509,035   Telefonica SA.................................................        8,892
  1,011,420   Telenor ASA(b)................................................        9,130
                                                                               ----------
                                                                                   84,480
                                                                               ----------
              WIRELESS TELECOMMUNICATION SERVICES -- 1.8%
    208,678   America Movil SA de CV, ADR...................................       10,768
  4,386,196   Vodafone Group PLC............................................       11,645
                                                                               ----------
                                                                                   22,413
                                                                               ----------
                                                                                  106,893
                                                                               ----------
              UTILITIES -- 1.7%
              ELECTRIC UTILITIES -- 0.5%
    315,870   Enel S.p.A. ..................................................        3,030
    310,530   Enel S.p.A.(c)................................................        2,978
                                                                               ----------
                                                                                    6,008
                                                                               ----------
              GAS UTILITIES -- 1.2%
  2,065,764   Centrica PLC..................................................        9,007
    434,087   Enagas........................................................        6,635
                                                                               ----------
                                                                                   15,642
                                                                               ----------
                                                                                   21,650
                                                                               ----------
              TOTAL COMMON STOCKS
                (Cost $1,015,225)...........................................    1,182,861
                                                                               ----------

                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              INVESTMENT MANAGEMENT COMPANY -- 4.8%
 59,456,000   Nations Cash Reserves,
                Capital Class Shares(d).....................................   $   59,456
                                                                               ----------
              TOTAL INVESTMENT MANAGEMENT COMPANY
                (Cost $59,456)..............................................       59,456
                                                                               ----------
              PREFERRED STOCK -- 0.8%
              HEALTH CARE -- 0.8%
              HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.8%
     88,635   Fresenius AG..................................................       10,308
                                                                               ----------
              TOTAL PREFERRED STOCK
                (Cost $9,317)...............................................       10,308
                                                                               ----------
    PAR
   (000)
-----------
              REPURCHASE AGREEMENTS(E) -- 6.4%
$    20,934   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
                04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
                $21,133 (repurchase proceeds $20,936).......................       20,934
     25,121   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
                Government Agency securities with various maturities to
                05/20/33, market value $25,451 (repurchase proceeds
                $25,123)....................................................       25,121
     32,705   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
                Government Agency securities with various maturities to
                03/31/35, market value $33,221 (repurchase proceeds
                $32,708)....................................................       32,705
                                                                               ----------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $78,760)..............................................       78,760
                                                                               ----------
              TOTAL INVESTMENTS
                (Cost $1,162,758)(f)..............................     107.3%   1,331,385
              OTHER ASSETS AND LIABILITIES (NET)..................      (7.3)%    (90,608)
                                                                               ----------
              NET ASSETS..........................................     100.0%  $1,240,777
                                                                               ==========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

Nations International Equity Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


---------------
Notes to Investment Portfolio:

(a)
  Non-income producing security.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $64,696 and $76,458 respectively.

(c)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $28,934, which represents 2.3% of net assets.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  This amount represents cash collateral received from securities lending activity (see Note 9).

 (f)
  Cost for federal income tax purposes is $1,172,408. See Note 5 for additional information.

SUMMARY OF SECURITIES                                  % OF TOTAL
BY COUNTRY                                  VALUE      INVESTMENTS
------------------------------------------------------------------
United Kingdom                            $  263,514          19.8%
Japan                                        172,437          13.0
United States*                               160,858          12.1
France                                       159,093          12.0
Switzerland                                   93,028           7.0
Netherlands                                   62,965           4.7
Canada                                        60,974           4.6
South Korea                                   46,866           3.5
Ireland                                       40,366           3.0
Hong Kong                                     38,547           2.9
Germany                                       32,769           2.5
Italy                                         24,680           1.9
Mexico                                        22,292           1.7
Spain                                         21,538           1.6
Singapore                                     17,794           1.3
India                                         17,774           1.3
Sweden                                        15,236           1.1
Austria                                       13,666           1.0
New Zealand                                   11,929           0.9
Brazil                                        11,334           0.9
China                                         11,268           0.8
Australia                                     11,182           0.8
Norway                                         9,130           0.7
Portugal                                       8,365           0.6
Czech Republic                                 3,780           0.3
                                          ------------------------
                                          $1,331,385         100.0%
                                          ------------------------

 *Includes Short-Term Obligations.

  Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

ABBREVIATIONS:

ADR  --   American Depositary Receipt
GDR  --   Global Depositary Receipt

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico International Opportunities Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                   VALUE
   SHARES                                                                          (000)
-------------------------------------------------------------------------------------------
               COMMON STOCKS -- 94.8%
               CONSUMER DISCRETIONARY -- 22.4%
               AUTOMOBILES -- 1.4%
     175,845   Regie National Usines Renault.................................   $   15,746
                                                                                ----------
               HOTELS, RESTAURANTS AND LEISURE -- 11.2%
   2,690,977   Enterprise Inns PLC...........................................       39,204
   2,491,723   InterContinental Hotels Group PLC.............................       29,074
     219,475   Kerzner International Ltd.(a).................................       13,438
  13,355,665   Shangri-La Asia Ltd.(b).......................................       19,522
   2,104,000   Shangri-La Asia Ltd.(b)(c)....................................        3,075
     247,455   Wynn Resorts Ltd.(a)..........................................       16,763
                                                                                ----------
                                                                                   121,076
                                                                                ----------
               HOUSEHOLD DURABLES -- 2.4%
     116,900   Sony Corp. ...................................................        4,666
     778,656   Thomson.......................................................       21,050
                                                                                ----------
                                                                                    25,716
                                                                                ----------
               MEDIA -- 4.5%
   2,446,602   EMI Group PLC.................................................       10,922
     352,042   Grupo Televisa SA, ADR........................................       20,700
     605,766   JC Decaux SA(a)...............................................       16,580
                                                                                ----------
                                                                                    48,202
                                                                                ----------
               SPECIALTY RETAIL -- 2.9%
     227,611   Natura Cosmeticos SA..........................................        6,216
      17,300   Natura Cosmeticos SA(c).......................................          472
     476,800   Yamada Denki Co., Ltd. .......................................       25,053
                                                                                ----------
                                                                                    31,741
                                                                                ----------
                                                                                   242,481
                                                                                ----------
               CONSUMER STAPLES -- 2.2%
               HOUSEHOLD PRODUCTS -- 1.2%
     408,651   Reckitt Benckiser PLC(a)......................................       12,988
                                                                                ----------
               PERSONAL PRODUCTS -- 1.0%
     326,255   Shoppers Drug Mart Corp. .....................................       10,884
                                                                                ----------
                                                                                    23,872
                                                                                ----------
               ENERGY -- 10.9%
               ENERGY EQUIPMENT AND SERVICES -- 1.1%
   2,172,989   British Energy Group PLC(a)(b)................................       11,415
                                                                                ----------
               OIL AND GAS -- 9.8%
   1,036,964   BP PLC........................................................       10,747
     235,798   CNOOC Ltd.(b).................................................       12,901
     304,184   Petroleo Brasileiro SA, ADR(b)................................       13,438
     855,284   Sasol Ltd. ...................................................       19,959
     654,682   Talisman Energy, Inc. ........................................       22,397
     114,082   Total SA......................................................       26,763
                                                                                ----------
                                                                                   106,205
                                                                                ----------
                                                                                   117,620
                                                                                ----------

                                                                                   VALUE
   SHARES                                                                          (000)
-------------------------------------------------------------------------------------------
               FINANCIALS -- 30.1%
               CAPITAL MARKETS -- 5.4%
     145,073   Macquarie Bank Ltd. ..........................................   $    5,390
     617,941   UBS AG........................................................       52,363
                                                                                ----------
                                                                                    57,753
                                                                                ----------
               COMMERCIAL BANKS -- 11.1%
     919,852   Anglo Irish Bank Corp. PLC....................................       23,097
   2,323,000   Banca Intesa S.p.A. ..........................................       11,835
     469,562   Bayerische Vereinsbank AG(a)..................................       11,503
     466,845   Erste Bank der oesterreichischen Sparkassen AG................       24,482
     676,134   ForeningsSparbanken AB........................................       16,031
     606,895   ICICI Bank Ltd., ADR..........................................       12,575
       2,391   Mitsubishi Tokyo Financial Group, Inc. .......................       20,790
                                                                                ----------
                                                                                   120,313
                                                                                ----------
               DIVERSIFIED FINANCIAL SERVICES -- 3.4%
     382,250   Promise Co., Ltd. ............................................       26,196
     153,990   Takefuji Corp. ...............................................       10,394
                                                                                ----------
                                                                                    36,590
                                                                                ----------
               INSURANCE -- 5.4%
         835   Millea Holdings, Inc. ........................................       12,178
     919,220   Riunione Adriatica di Sicurta S.p.A. .........................       21,683
     164,026   Swiss Life Holding(a).........................................       24,744
                                                                                ----------
                                                                                    58,605
                                                                                ----------
               REAL ESTATE -- 4.8%
  15,277,000   CapitaLand Ltd.(b)............................................       21,768
   7,147,200   Hang Lung Properties Ltd. ....................................       10,355
   1,665,000   Sumitomo Realty & Development Co., Ltd. ......................       20,143
                                                                                ----------
                                                                                    52,266
                                                                                ----------
                                                                                   325,527
                                                                                ----------
               HEALTH CARE -- 5.9%
               PHARMACEUTICALS -- 5.9%
     612,000   Astellas Pharma, Inc. ........................................       20,771
     377,509   Sanofi-Aventis................................................       31,915
     163,263   Schering AG...................................................       10,885
                                                                                ----------
                                                                                    63,571
                                                                                ----------
               INDUSTRIALS -- 7.2%
               CONSTRUCTION AND ENGINEERING -- 3.5%
     257,176   Vinci SA......................................................       37,168
                                                                                ----------
               ELECTRICAL EQUIPMENT -- 1.2%
     209,319   Fanuc Ltd. ...................................................       13,132
                                                                                ----------
               ROAD AND RAIL -- 2.5%
     432,000   Canadian National Railway Co. ................................       27,349
                                                                                ----------
                                                                                    77,649
                                                                                ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS

Nations Marsico International Opportunities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                   VALUE
   SHARES                                                                          (000)
-------------------------------------------------------------------------------------------
                                    Information technology -- 8.4%
               COMMUNICATIONS EQUIPMENT -- 1.0%
     383,902   Telefonaktiebolaget LM Ericsson, ADR(a)(b)....................   $   10,827
                                                                                ----------
               COMPUTERS AND PERIPHERALS -- 1.5%
     209,012   Research In Motion Ltd.(a)....................................       15,973
                                                                                ----------
               ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.5%
      69,600   Keyence Corp. ................................................       16,164
                                                                                ----------
               INTERNET SOFTWARE AND SERVICES -- 0.9%
     245,000   Trend Micro, Inc. ............................................       10,559
                                                                                ----------
               OFFICE ELECTRONICS -- 1.0%
     204,000   Canon, Inc. ..................................................       10,966
                                                                                ----------
               SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 2.5%
   8,200,003   ARM Holdings PLC..............................................       16,308
      21,220   Samsung Electronics Co., Ltd. ................................       10,490
                                                                                ----------
                                                                                    26,798
                                                                                ----------
                                                                                    91,287
                                                                                ----------
               MATERIALS -- 4.3%
               CHEMICALS -- 3.3%
     259,590   Lonza Group AG................................................       15,942
     759,797   Reliance Industries Ltd., GDR(b)(c)...........................       19,375
                                                                                ----------
                                                                                    35,317
                                                                                ----------
               METALS AND MINING -- 1.0%
     797,746   BHP Billiton PLC..............................................       10,718
                                                                                ----------
                                                                                    46,035
                                                                                ----------
               TELECOMMUNICATION SERVICES -- 3.4%
               DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.6%
     363,267   Cesky Telecom AS, GDR, Registered Shares(b)(c)................        6,831
     164,599   NTL, Inc.(a)..................................................       10,480
                                                                                ----------
                                                                                    17,311
                                                                                ----------
               WIRELESS TELECOMMUNICATION SERVICES -- 1.8%
     374,847   America Movil SA de CV, ADR...................................       19,342
                                                                                ----------
                                                                                    36,653
                                                                                ----------
               TOTAL COMMON STOCKS
                 (Cost $931,191).............................................    1,024,695
                                                                                ----------

                                                                                   VALUE
   SHARES                                                                          (000)
-------------------------------------------------------------------------------------------
               INVESTMENT MANAGEMENT COMPANY -- 3.8%
  40,782,000   Nations Cash Reserves, Capital Class Shares(d)................   $   40,782
                                                                                ----------
               TOTAL INVESTMENT MANAGEMENT COMPANY
                 (Cost $40,782)..............................................       40,782
                                                                                ----------
               PREFERRED STOCK -- 1.7%
               HEALTH CARE -- 1.7%
               HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.7%
     160,165   Fresenius AG..................................................       18,626
                                                                                ----------
               TOTAL PREFERRED STOCK
                 (Cost $16,875)..............................................       18,626
                                                                                ----------
    PAR
   (000)
------------
                                    Repurchase agreements(e) -- 8.8%
$     25,176   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
                 04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
                 $25,415 (repurchase proceeds $25,178).......................       25,176
      30,212   Repurchase agreement with Wachovia Capital Markets dated
                 03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
                 Government Agency securities with various maturities to
                 05/20/33, market value $30,609 (repurchase proceeds
                 $30,214)....................................................       30,212
      39,331   Repurchase agreement with Wachovia Capital Markets dated
                 03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
                 Government Agency securities with various maturities to
                 03/31/35, market value $39,951 (repurchase proceeds
                 $39,334)....................................................       39,331
                                                                                ----------
               TOTAL REPURCHASE AGREEMENTS
                 (Cost $94,719)..............................................       94,719
                                                                                ----------
               TOTAL INVESTMENTS
                 (Cost $1,083,567)(f)..............................     109.1%   1,178,822
               OTHER ASSETS AND LIABILITIES (NET)..................      (9.1)%    (97,990)
                                                                                ----------
               NET ASSETS..........................................     100.0%  $1,080,832
                                                                                ==========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico International Opportunities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


---------------
Notes to Investment Portfolio:

(a)
  Non-income producing security.

(b)
  All or a portion of security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $84,330 and $92,036 respectively.

(c)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $29,753, which represents 2.8% of net assets.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  This amount represents cash collateral received from securities lending activity (see Note 9).

 (f)
  Cost for federal income tax purposes is $1,090,396. See Note 5 for additional information.

SUMMARY OF SECURITIES                                  % OF TOTAL
BY COUNTRY                                  VALUE      INVESTMENTS
------------------------------------------------------------------
Japan                                     $  191,012          16.2%
United States*                               162,744          13.8
France                                       149,221          12.7
United Kingdom                               141,378          12.0
Switzerland                                   93,050           7.9
Canada                                        76,603           6.5
Hong Kong                                     45,852           3.9
Germany                                       41,015           3.5
Mexico                                        40,042           3.4
Italy                                         33,518           2.8
India                                         31,949           2.7
Sweden                                        26,858           2.3
Austria                                       24,482           2.1
Ireland                                       23,096           1.9
Singapore                                     21,767           1.8
Brazil                                        20,127           1.7
South Africa                                  19,959           1.7
Bahamas                                       13,438           1.1
South Korea                                   10,490           0.9
Czech Republic                                 6,831           0.6
Australia                                      5,390           0.5
                                          ------------------------
                                          $1,178,822         100.0%
                                          ------------------------

 *Includes Short-Term Obligations.

  Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

ABBREVIATIONS:

ADR  --   American Depositary Receipt
GDR  --   Global Depositary Receipt

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES


March 31, 2005


                                                  GLOBAL             INTERNATIONAL         INTERNATIONAL         INTERNATIONAL
                                                   VALUE                 VALUE                EQUITY             OPPORTUNITIES
                                             -----------------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS:
Non-affiliated investments, at cost........  $         349,292     $       3,160,217     $       1,103,302     $       1,042,785
Affiliated investments, at cost............              5,461                    --                59,456                40,782
                                             -----------------     -----------------     -----------------     -----------------
Non-affiliated investments, at value.......            407,011             3,761,650             1,271,929             1,138,040
Affiliated investments, at value...........              5,461                    --                59,456                40,782
Cash.......................................                  9                    --                    56                    64
Foreign currency (cost $37, $--, $867 and
  $901, respectively)......................                 37                    --                   869                   905
Receivable for investment securities
  sold.....................................                 --                    --                23,842                17,000
Receivable for Fund shares sold............                113                 2,256                 2,814                 3,971
Dividends receivable.......................                963                    --                 3,944                 1,767
Interest receivable........................                  2                    --                    36                    46
Receivable from investment advisor.........                 --                   373                   300                    --
Receivable for foreign tax reclaims........                 15                    --                    --                    63
Other assets...............................                  8                    --                     6                     8
                                             -----------------     -----------------     -----------------     -----------------
    Total assets...........................            413,619             3,764,279             1,363,252             1,202,646
                                             -----------------     -----------------     -----------------     -----------------
LIABILITIES:
Collateral on securities loaned............            (18,076)                   --               (78,760)              (94,719)
Investment advisory fee payable............               (306)                   --                  (711)                 (726)
Administration fee payable.................                (58)                 (556)                 (179)                 (200)
Shareholder servicing and distribution fees
  payable..................................               (143)                 (454)                  (17)                  (41)
Payable for investment securities
  purchased................................                 --                    --               (41,254)              (25,333)
Payable for Fund shares redeemed...........               (682)               (4,236)                 (896)                 (616)
Accrued Trustees' fees and expenses........                (35)                  (42)                 (145)                  (43)
Accrued expenses and other liabilities.....               (128)                 (267)                 (513)                 (136)
                                             -----------------     -----------------     -----------------     -----------------
    Total liabilities......................            (19,428)               (5,555)             (122,475)             (121,814)
                                             -----------------     -----------------     -----------------     -----------------
NET ASSETS.................................  $         394,191     $       3,758,724     $       1,240,777     $       1,080,832
                                             =================     =================     =================     =================
NET ASSETS CONSIST OF:
Undistributed net investment
  income/(loss)............................  $             (75)    $             574     $          10,885     $             384
Accumulated net realized gain/(loss) on
  investments..............................             12,430               131,660               (24,615)               41,178
Unrealized appreciation/(depreciation) on:
  Investments..............................             57,719               601,433               168,627                95,255
  Foreign currency translations............                  3                    --                   (20)                   65
Paid-in capital............................            324,114             3,025,057             1,085,900               943,950
                                             -----------------     -----------------     -----------------     -----------------
NET ASSETS.................................  $         394,191     $       3,758,724     $       1,240,777     $       1,080,832
                                             =================     =================     =================     =================
PRIMARY A SHARES:
Net assets.................................  $     134,337,411     $   2,577,677,048     $   1,199,711,576     $     991,889,201
Number of shares outstanding...............         11,153,564           114,951,478            89,235,863            86,061,668
Net asset value and redemption price per
  share....................................  $           12.04     $           22.42     $           13.44     $           11.53
INVESTOR A SHARES:
Net assets.................................  $     126,679,139     $     906,848,077     $      28,526,911     $      52,794,006
Number of shares outstanding...............         10,575,284            40,592,841             2,144,942             4,627,363
Net asset value and redemption price per
  share....................................  $           11.98     $           22.34     $           13.30     $           11.41
Maximum sales charge.......................              5.75%                 5.75%                 5.75%                 5.75%
Maximum offering price per share...........  $           12.71     $           23.70     $           14.11     $           12.11
INVESTOR B SHARES:
Net assets.................................  $      34,324,113     $     111,401,745     $       9,975,549     $      16,618,273
Number of shares outstanding...............          2,914,747             5,063,950               801,809             1,503,949
Net asset value and offering price per
  share(a).................................  $           11.78     $           22.00     $           12.44     $           11.05
INVESTOR C SHARES:
Net assets.................................  $      98,850,490     $     162,797,166     $       2,562,982     $      19,530,348
Number of shares outstanding...............          8,393,565             7,407,062               207,957             1,766,960
Net asset value and offering price per
  share(a).................................  $           11.78     $           21.98     $           12.32     $           11.05

---------------

(a)The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2005


                                                         GLOBAL         INTERNATIONAL      INTERNATIONAL      INTERNATIONAL
                                                         VALUE              VALUE              EQUITY         OPPORTUNITIES
                                                     -----------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of
  $523, $--, $1,707 and $593, respectively)........  $        9,509     $           --     $       22,227     $       12,922
Dividend income from affiliated funds..............             104                 --                678                769
Interest...........................................              --(a)              --                  2                 --(a)
Securities lending.................................              99                 --                453                478
Allocated from Portfolio:
Dividends (Net of foreign withholding taxes of
  $9,283)(b).......................................              --             84,826                 --                 --
Dividend income from affiliated funds(b)...........              --                946                 --                 --
Interest(b)........................................              --                 --(a)              --                 --
Securities lending(b)..............................              --              1,177                 --                 --
Expenses (Net of waiver of $--, $1,584, $-- and
  $--)(b)..........................................              --            (30,904)                --                 --
                                                     --------------     --------------     --------------     --------------
    Total investment income........................           9,712             56,045             23,360             14,169
                                                     --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee............................           3,565                 --              7,886              6,150
Administration fee.................................             804              6,079              2,075              1,691
Transfer agent fees................................             227              1,388                245                204
Custodian fees.....................................              82                 --                388                241
Legal and audit fees...............................             149                 62                162                158
Registration and filing fees.......................              44                 52                 39                 48
Trustees' fees and expenses........................              28                  6                 28                 28
Interest expense...................................              --                 --                  1                 --
Printing expense...................................              83                145                 98                 58
Other..............................................              28                 11                395                 39
Non-recurring costs (see Note 10)..................              --                974                281                 --
                                                     --------------     --------------     --------------     --------------
    Subtotal.......................................           5,010              8,717             11,598              8,617
Shareholder servicing and distribution fees:
  Investor A Shares................................             318              2,058                 67                 79
  Investor B Shares................................             344              1,099                 94                121
  Investor C Shares................................             989              1,644                 22                127
                                                     --------------     --------------     --------------     --------------
    Total expenses.................................           6,661             13,518             11,781              8,944
Fees reduced by credits allowed by the custodian
  (see Note 3).....................................              --(a)              --                 (7)                (4)
Reimbursement from investment advisor (see Note
  2)...............................................              --                 --               (879)                --
Cost assumed by Bank of America Corporation (see
  Note 10).........................................              --               (974)              (281)                --
                                                     --------------     --------------     --------------     --------------
    Net expenses...................................           6,661             12,544             10,614              8,940
                                                     --------------     --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS).......................           3,051             43,501             12,746              5,229
                                                     --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions............................          27,619                 --            134,337             49,079
  Security transactions allocated from
    Portfolio(b)...................................              --            310,158                 --                 --
  Foreign currencies and net other assets..........             (99)                --              1,244                 81
  Foreign currencies and net other assets allocated
    from Portfolio(b)..............................              --               (626)                --                 --
                                                     --------------     --------------     --------------     --------------
Net realized gain/(loss) on investments............          27,520            309,532            135,581             49,160
                                                     --------------     --------------     --------------     --------------
Change in unrealized appreciation/(depreciation)
  of:
  Securities.......................................           1,149                 --            (34,827)            (3,413)
  Securities allocated from Portfolio(b)...........              --            106,501                 --                 --
  Foreign currencies and net other assets..........               8                 --                 75                 49
                                                     --------------     --------------     --------------     --------------
Net change in unrealized
  appreciation/(depreciation) of investments.......           1,157            106,501            (34,752)            (3,364)
                                                     --------------     --------------     --------------     --------------
Net realized and unrealized gain/(loss) on
  investments......................................          28,677            416,033            100,829             45,796
                                                     --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................  $       31,728     $      459,534     $      113,575     $       51,025
                                                     ==============     ==============     ==============     ==============

---------------
(a)Amount represents less than $500.
(b)Allocated from Nations International Value Master Portfolio.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 42

                      [This page intentionally left blank]

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                        GLOBAL VALUE
                                                              ---------------------------------
                                                                YEAR ENDED         YEAR ENDED
                                                                 3/31/05            3/31/04
                                                              ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................  $        3,051     $          788
Net realized gain/(loss) on investments.....................          27,520             19,822
Net realized gain/(loss) on investments allocated from
  Portfolio(a)..............................................              --                 --
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           1,157            113,541
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio(a)...................              --                 --
                                                              --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................          31,728            134,151
Distributions to shareholders from net investment income:
  Primary A Shares..........................................          (1,657)              (669)
  Investor A Shares.........................................          (1,279)              (401)
  Investor B Shares.........................................             (93)                --
  Investor C Shares.........................................            (258)                --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................         (10,386)            (1,081)
  Investor A Shares.........................................          (9,611)              (998)
  Investor B Shares.........................................          (2,649)              (306)
  Investor C Shares.........................................          (7,641)              (848)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................         (12,182)           113,819
                                                              --------------     --------------
Net increase/(decrease) in net assets.......................         (14,028)           243,667
NET ASSETS:
Beginning of year...........................................         408,219            164,552
                                                              --------------     --------------
End of year.................................................  $      394,191     $      408,219
                                                              ==============     ==============
Undistributed net investment income/(loss) or distributions
  in excess of net investment income at end of year.........  $          (75)    $          (59)
                                                              ==============     ==============

---------------

(a)Allocated from Nations International Value Master Portfolio.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

        INTERNATIONAL VALUE                INTERNATIONAL EQUITY           INTERNATIONAL OPPORTUNITIES
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/05          3/31/04          3/31/05          3/31/04          3/31/05          3/31/04
-------------------------------------------------------------------------------------------------------

    $       43,501   $       30,977   $       12,746   $        7,830   $        5,229   $          484
                --               --          135,581           58,090           49,160           14,489
           309,532          103,776               --               --               --               --
                --               --          (34,752)         260,782           (3,364)          99,184
           106,501        1,577,873               --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------
           459,534        1,712,626          113,575          326,702           51,025          114,157

           (34,798)         (24,973)          (2,945)          (9,144)          (4,477)            (202)
           (10,034)          (6,417)             (13)            (231)            (138)              --
              (472)            (289)              --              (45)              --               --
              (687)            (417)              --               (7)              --               --

           (90,717)              --               --               --           (9,182)          (2,407)
           (30,477)              --               --               --             (387)             (70)
            (4,057)              --               --               --             (162)             (48)
            (6,042)              --               --               --             (164)             (24)
           (88,584)        (399,295)         173,550           55,529          498,034          333,861
    --------------   --------------   --------------   --------------   --------------   --------------
           193,666        1,281,235          284,167          372,804          534,549          445,267

         3,565,058        2,283,823          956,610          583,806          546,283          101,016
    --------------   --------------   --------------   --------------   --------------   --------------
    $    3,758,724   $    3,565,058   $    1,240,777   $      956,610   $    1,080,832   $      546,283
    ==============   ==============   ==============   ==============   ==============   ==============

    $          574   $        3,626   $       10,885   $        2,103   $          384   $         (250)
    ==============   ==============   ==============   ==============   ==============   ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                             GLOBAL VALUE
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................      84    $  1,023       5,511    $ 57,989
  Issued as reinvestment of distributions...................     198       2,276          25         277
  Redeemed(a)...............................................  (1,048)    (12,315)     (1,572)    (16,294)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (766)   $ (9,016)      3,964    $ 41,972
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     922    $ 10,729       5,783    $ 59,599
  Shares issued upon conversion from Investor B shares......       9          95           3          32
  Issued as reinvestment of distributions...................     572       6,553          82         883
  Redeemed(a)...............................................  (1,523)    (18,029)     (1,829)    (19,308)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (20)   $   (652)      4,039    $ 41,206
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      58    $    649       1,051    $ 10,524
  Shares redeemed upon conversion into Investor A shares....      (9)        (95)         (3)        (32)
  Issued as reinvestment of distributions...................     179       2,000          21         215
  Redeemed(a)...............................................    (293)     (3,396)       (244)     (2,538)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (65)   $   (842)        825    $  8,169
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     250    $  2,806       3,226    $ 32,565
  Issued as reinvestment of distributions...................     462       5,162          53         548
  Redeemed(a)...............................................    (835)     (9,640)     (1,061)    (10,641)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (123)   $ (1,672)      2,218    $ 22,472
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................    (974)   $(12,182)     11,046    $113,819
                                                              ======    ========      ======    ========

---------------

(a)Net of redemption fees of $1 and $1 for Primary A, $1 and $1 for Investor A, $-- and $--(b) for Investor B and $-- and $--(b) for Investor C for the years ended March 31, 2005 and March 31, 2004, respectively.

(b)Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

                                                                           INTERNATIONAL VALUE
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    2,689    $  56,237        3,534    $  59,636
  Issued as reinvestment of distributions...................    2,600       57,638          526       10,033
  Redeemed(a)...............................................  (10,506)    (221,235)     (22,478)    (380,125)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (5,217)   $(107,360)     (18,418)   $(310,456)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    8,493    $ 181,990        9,233    $ 156,413
  Shares issued upon conversion from Investor B shares......       22          447           10          191
  Shares issued upon conversion from Investor C shares......       --(b)         9           --           --
  Issued as reinvestment of distributions...................    1,448       31,919          266        5,055
  Redeemed(a)...............................................   (7,784)    (165,152)     (12,598)    (212,015)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    2,179    $  49,213       (3,089)   $ (50,356)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       41    $     876           32    $     545
  Shares redeemed upon conversion into Investor A shares....      (22)        (447)         (10)        (191)
  Issued as reinvestment of distributions...................      170        3,651           12          230
  Redeemed(a)...............................................     (667)     (13,941)        (879)     (14,689)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (478)   $  (9,861)        (845)   $ (14,105)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      240    $   5,085          194    $   3,250
  Shares redeemed upon conversion into Investor A shares....       --(b)        (9)          --           --
  Issued as reinvestment of distributions...................      206        4,421           14          262
  Redeemed(a)...............................................   (1,434)     (30,073)      (1,724)     (27,890)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (988)   $ (20,576)      (1,516)   $ (24,378)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (4,504)   $ (88,584)     (23,868)   $(399,295)
                                                              =======    =========      =======    =========

---------------

(a)Net of redemption fees of $30 and $7 for Primary A, $10 and $2 for Investor A, $1 and $--(b) for Investor B, and $2 and $--(b) for Investor C for the years ended March 31, 2005 and March 31, 2004, respectively.

(b)Amount represents less than 500 shares or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                          INTERNATIONAL EQUITY
                                                                  YEAR ENDED                YEAR ENDED
                                                                MARCH 31, 2005            MARCH 31, 2004
                                                              -------------------      --------------------
                                                              SHARES     DOLLARS       SHARES      DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  22,319    $ 283,046       36,951    $ 357,412
  Issued as reinvestment of distributions...................      96        1,297          369        4,201
  Redeemed(a)...............................................  (8,836)    (108,756)     (31,162)    (304,519)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................  13,579    $ 175,587        6,158    $  57,094
                                                              ======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................     475    $   5,857        1,713    $  16,621
  Shares issued upon conversion from Investor B shares......      --(b)         1           --(b)         2
  Shares issued upon conversion from Investor C shares......       4           45           --           --
  Issued as reinvestment of distributions...................       1           10           16          183
  Redeemed(a)...............................................    (618)      (7,580)      (1,825)     (17,839)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................    (138)   $  (1,667)         (96)   $  (1,033)
                                                              ======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      83    $     998           78    $     774
  Shares redeemed upon conversion into Investor A shares....      --(b)        (1)          --(b)        (2)
  Issued as reinvestment of distributions...................      --           --            4           41
  Redeemed(a)...............................................    (162)      (1,833)        (144)      (1,369)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................     (79)   $    (836)         (62)   $    (556)
                                                              ======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      71    $     817          117    $   1,119
  Shares redeemed upon conversion into Investor A shares....      (4)         (45)          --           --
  Issued as reinvestment of distributions...................      --           --           --(b)         4
  Redeemed(a)...............................................     (26)        (306)        (119)      (1,099)
                                                              ======    =========      =======    =========
  Net increase/(decrease)...................................      41    $     466           (2)   $      24
                                                              ======    =========      =======    =========
  Total net increase/(decrease).............................  13,403    $ 173,550        5,998    $  55,529
                                                              ======    =========      =======    =========

---------------

(a)Net of redemption fees of $19 and $12 for Primary A, $1 and $--(b) for Investor A, $--(b) and $--(b) for Investor B, and $--(b) and $--(b) for Investor C for the years ended March 31, 2005 and March 31, 2004, respectively.

(b)Amount represents less than 500 shares or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

                                                                     INTERNATIONAL OPPORTUNITIES
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  48,328    $537,931      35,348    $340,526
  Issued as reinvestment of distributions...................     203       2,198          56         529
  Redeemed(a)...............................................  (8,141)    (91,462)     (3,357)    (32,239)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  40,390    $448,667      32,047    $308,816
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   3,272    $ 36,374       1,686    $ 16,791
  Shares issued upon conversion from Investor B shares......      68         716          --(b)        3
  Issued as reinvestment of distributions...................      32         352           5          44
  Redeemed(a)...............................................    (536)     (5,900)       (228)     (2,240)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   2,836    $ 31,542       1,463    $ 14,598
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     816    $  8,741         508    $  4,880
  Shares redeemed upon conversion into Investor A shares....     (68)       (716)         --(b)       (3)
  Issued as reinvestment of distributions...................      11         119           3          31
  Redeemed(a)...............................................     (84)       (902)        (92)       (892)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     675    $  7,242         419    $  4,016
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................   1,124    $ 11,987         680    $  6,730
  Issued as reinvestment of distributions...................       7          77           1          11
  Redeemed(a)...............................................    (139)     (1,481)        (34)       (310)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     992    $ 10,583         647    $  6,431
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  44,893    $498,034      34,576    $333,861
                                                              ======    ========      ======    ========

---------------

(a)Net of redemption fees of $35 and $2 for Primary A, $2 and $--(b) for Investor A, $1 and $--(b) for Investor B, and $1 and $--(b) for Investor C for the years ended March 31, 2005 and March 31, 2004, respectively.

(b)Amount represents less than 500 shares or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                               NET ASSET                         NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                 VALUE            NET           AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                               BEGINNING       INVESTMENT       GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                               OF PERIOD    INCOME/(LOSS)(A)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                               -------------------------------------------------------------------------------------------------
GLOBAL VALUE
PRIMARY A SHARES
Year ended 3/31/2005.........   $12.10           $ 0.14             $ 0.85            $ 0.99           $(0.14)        $(0.91)
Year ended 3/31/2004.........     7.21             0.07               4.99              5.06            (0.06)         (0.11)
Year ended 3/31/2003.........    10.50             0.07              (3.16)            (3.09)           (0.04)         (0.16)
Period ended 3/31/2002(e)....    10.00             0.06               0.47              0.53            (0.01)         (0.02)
INVESTOR A SHARES
Year ended 3/31/2005.........   $12.04           $ 0.11             $ 0.85            $ 0.96           $(0.11)        $(0.91)
Year ended 3/31/2004.........     7.18             0.05               4.96              5.01            (0.04)         (0.11)
Year ended 3/31/2003.........    10.47             0.05              (3.15)            (3.10)           (0.03)         (0.16)
Period ended 3/31/2002(e)....    10.00             0.04               0.45              0.49               --(c)       (0.02)
INVESTOR B SHARES
Year ended 3/31/2005.........   $11.86           $ 0.02             $ 0.84            $ 0.86           $(0.03)        $(0.91)
Year ended 3/31/2004.........     7.11            (0.03)              4.89              4.86               --          (0.11)
Year ended 3/31/2003.........    10.40            (0.01)             (3.12)            (3.13)              --          (0.16)
Period ended 3/31/2002(e)....    10.00            (0.03)              0.45              0.42               --          (0.02)
INVESTOR C SHARES
Year ended 3/31/2005.........   $11.86           $ 0.02             $ 0.84            $ 0.86           $(0.03)        $(0.91)
Year ended 3/31/2004.........     7.11            (0.03)              4.89              4.86               --          (0.11)
Year ended 3/31/2003.........    10.40            (0.01)             (3.12)            (3.13)              --          (0.16)
Period ended 3/31/2002(e)....    10.00            (0.03)              0.45              0.42               --          (0.02)

---------------

(a)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)Amount represents less than $0.01 per share.

(d)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(e)Global Value Primary A, Investor A, Investor B and Investor C Shares commenced operation on April 16, 2001.

 (f)
   Annualized.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

                                                                                                                   WITHOUT WAIVERS
                                                                                                                    AND/OR EXPENSE
                                                                                                                    REIMBURSEMENTS
                                                                                                                   ----------------
                NET INCREASE                                            RATIO OF       RATIO OF NET                    RATIO OF
                IN NET ASSET   NET ASSET               NET ASSETS      OPERATING        INVESTMENT                    OPERATING
    TOTAL        VALUE FROM      VALUE                   END OF       EXPENSES TO      INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
DIVIDENDS AND    REDEMPTION     END OF       TOTAL       PERIOD       AVERAGE NET       TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS       FEES        PERIOD     RETURN(B)     (000)           ASSETS         NET ASSETS       RATE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

   $(1.05)         $  --(c)     $12.04        8.84%     $134,337          1.27%(d)          1.19%         18%            1.27%(d)
    (0.17)            --(c)      12.10       70.38       144,242          1.30(d)           0.69          28             1.30(d)
    (0.20)            --          7.21      (29.77)       57,373          1.40              0.87          15             1.40
    (0.03)            --         10.50        5.24        49,246          1.40(d)(f)        0.66(f)       19             1.63(d)(f)

   $(1.02)         $  --(c)     $11.98        8.64%     $126,679          1.52%(d)          0.94%         18%            1.52%(d)
    (0.15)            --(c)      12.04       70.00       127,609          1.55(d)           0.44          28             1.55(d)
    (0.19)            --          7.18      (29.98)       47,111          1.65              0.62          15             1.65
    (0.02)            --         10.47        4.92        26,172          1.65(d)(f)        0.41(f)       19             1.88(d)(f)

   $(0.94)         $  --        $11.78        7.85%     $ 34,324          2.27%(d)          0.19%         18%            2.27%(d)
    (0.11)            --(c)      11.86       68.56        35,343          2.30(d)          (0.31)         28             2.30(d)
    (0.16)            --          7.11      (30.41)       15,310          2.40             (0.13)         15             2.40
    (0.02)            --         10.40        4.18        11,804          2.40(d)(f)       (0.34)(f)      19             2.63(d)(f)

   $(0.94)         $  --        $11.78        7.84%     $ 98,850          2.27%(d)          0.19%         18%            2.27%(d)
    (0.11)            --(c)      11.86       68.56       101,025          2.30(d)          (0.31)         28             2.30(d)
    (0.16)            --          7.11      (30.41)       44,758          2.40             (0.13)         15             2.40
    (0.02)            --         10.40        4.18        30,914          2.40(d)(f)       (0.34)(f)      19             2.63(d)(f)

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                               NET ASSET                         NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                 VALUE            NET           AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                               BEGINNING       INVESTMENT       GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                               OF PERIOD    INCOME/(LOSS)(A)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                               -------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE(C)
PRIMARY A SHARES
Year ended 3/31/2005.........   $20.71           $0.29              $ 2.51            $ 2.80           $(0.30)        $(0.79)
Year ended 3/31/2004.........    11.65            0.19                9.07              9.26            (0.20)            --
Year ended 3/31/2003.........    16.67            0.16               (4.92)            (4.76)           (0.17)         (0.09)
Year ended 3/31/2002.........    17.30            0.22               (0.29)            (0.07)           (0.20)         (0.36)
Year ended 3/31/2001.........    18.78            0.32               (0.39)            (0.07)           (0.21)         (1.20)
INVESTOR A SHARES
Year ended 3/31/2005.........   $20.64           $0.23              $ 2.51            $ 2.74           $(0.25)        $(0.79)
Year ended 3/31/2004.........    11.62            0.15                9.04              9.19            (0.17)            --
Year ended 3/31/2003.........    16.61            0.15               (4.92)            (4.77)           (0.13)         (0.09)
Year ended 3/31/2002.........    17.26            0.18               (0.29)            (0.11)           (0.18)         (0.36)
Year ended 3/31/2001.........    18.77            0.27               (0.39)            (0.12)           (0.19)         (1.20)
INVESTOR B SHARES
Year ended 3/31/2005.........   $20.35           $0.08              $ 2.45            $ 2.53           $(0.09)        $(0.79)
Year ended 3/31/2004.........    11.47            0.02                8.91              8.93            (0.05)            --
Year ended 3/31/2003.........    16.39            0.03               (4.84)            (4.81)           (0.02)         (0.09)
Year ended 3/31/2002.........    17.07            0.07               (0.30)            (0.23)           (0.09)         (0.36)
Year ended 3/31/2001.........    18.64            0.16               (0.40)            (0.24)           (0.13)         (1.20)
INVESTOR C SHARES
Year ended 3/31/2005.........   $20.33           $0.08              $ 2.45            $ 2.53           $(0.09)        $(0.79)
Year ended 3/31/2004.........    11.46            0.02                8.90              8.92            (0.05)            --
Year ended 3/31/2003.........    16.39            0.02               (4.82)            (4.80)           (0.04)         (0.09)
Year ended 3/31/2002.........    17.07            0.04               (0.27)            (0.23)           (0.09)         (0.36)
Year ended 3/31/2001.........    18.65            0.16               (0.41)            (0.25)           (0.13)         (1.20)

---------------

(a)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Value Master Portfolio.

(d)Amount represents less than $0.01 per share.

(e)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 10) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Primary A Shares, 1.37% for Investor A Shares and 2.12% each for Investor B and Investor C Shares.

 (f)
   The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.17% for Primary A Shares, 1.42% for Investor A Shares and 2.17% each for Investor B and Investor C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

                                                                                                                   WITHOUT WAIVERS
                                                                                                                    AND/OR EXPENSE
                                                                                                                    REIMBURSEMENTS
                                                                                                                   ----------------
                NET INCREASE                                            RATIO OF       RATIO OF NET                    RATIO OF
                IN NET ASSET   NET ASSET               NET ASSETS      OPERATING        INVESTMENT                    OPERATING
    TOTAL        VALUE FROM      VALUE                   END OF       EXPENSES TO      INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
DIVIDENDS AND    REDEMPTION     END OF       TOTAL       PERIOD       AVERAGE NET       TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS       FEES         YEAR      RETURN(B)     (000)           ASSETS         NET ASSETS       RATE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
   $(1.09)         $  --(d)     $22.42       13.63%    $2,577,677         1.08%             1.35%           --           1.15%(e)
    (0.20)            --(d)      20.71       79.67      2,488,701         1.11              1.14            --           1.20(f)
    (0.26)            --         11.65      (28.81)     1,614,750         1.17              1.16            --           1.23
    (0.56)            --         16.67       (0.18)     2,059,558         1.19              1.36            --           1.23
    (1.41)            --         17.30       (0.50)     1,163,899         1.13              1.89            --           1.23
   $(1.04)         $  --(d)     $22.34       13.38%    $  906,848         1.33%             1.10%           --           1.40%(e)
    (0.17)            --(d)      20.64       79.17        792,857         1.36              0.89            --           1.45(f)
    (0.22)            --         11.62      (28.97)       482,196         1.42              0.91            --           1.48
    (0.54)            --         16.61       (0.46)       798,587         1.44              1.11            --           1.48
    (1.39)            --         17.26       (0.72)       353,646         1.38              1.64            --           1.48
   $(0.88)         $  --(d)     $22.00       12.54%    $  111,402         2.08%             0.35%           --           2.15%(e)
    (0.05)            --(d)      20.35       77.89        112,798         2.11              0.14            --           2.20(f)
    (0.11)            --         11.47      (29.54)        73,283         2.17              0.16            --           2.23
    (0.45)            --         16.39       (1.16)       116,374         2.19              0.36            --           2.23
    (1.33)            --         17.07       (1.42)        80,655         2.13              0.89            --           2.23
   $(0.88)         $  --(d)     $21.98       12.54%    $  162,797         2.08%             0.35%           --           2.15%(e)
    (0.05)            --(d)      20.33       77.85        170,702         2.11              0.14            --           2.20(f)
    (0.13)            --         11.46      (29.52)       113,594         2.17              0.16            --           2.23
    (0.45)            --         16.39       (1.16)       149,979         2.19              0.36            --           2.23
    (1.33)            --         17.07       (1.45)        48,784         2.13              0.89            --           2.23

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                               NET ASSET                         NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                 VALUE            NET           AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                               BEGINNING       INVESTMENT       GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                               OF PERIOD    INCOME/(LOSS)(A)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                               -------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
PRIMARY A SHARES
Year ended 3/31/2005.........   $12.13           $ 0.16             $ 1.19            $ 1.35           $(0.04)        $   --
Year ended 3/31/2004.........     8.01             0.13               4.11              4.24            (0.12)            --
Year ended 3/31/2003(i)......    10.49             0.10              (2.53)            (2.43)           (0.05)            --
Year ended 3/31/2002(i)......    11.12             0.09              (0.72)            (0.63)              --(c)          --
Year ended 3/31/2001(i)......    16.74             0.12              (4.47)            (4.35)           (0.11)         (1.16)
INVESTOR A SHARES
Year ended 3/31/2005.........   $12.00           $ 0.13             $ 1.18            $ 1.31           $(0.01)        $   --
Year ended 3/31/2004.........     7.93             0.08               4.09              4.17            (0.10)            --
Year ended 3/31/2003(i)......    10.30             0.08              (2.47)            (2.39)           (0.04)            --
Year ended 3/31/2002(i)......    10.95             0.06              (0.71)            (0.65)              --             --
Year ended 3/31/2001(i)......    16.51             0.07              (4.38)            (4.31)           (0.09)         (1.16)
INVESTOR B SHARES
Year ended 3/31/2005.........   $11.30           $ 0.03             $ 1.11            $ 1.14           $   --         $   --
Year ended 3/31/2004.........     7.50               --(c)            3.85              3.85            (0.05)            --
Year ended 3/31/2003(i)......     9.87             0.02              (2.38)            (2.36)           (0.01)            --
Year ended 3/31/2002(i)......    10.56            (0.01)             (0.68)            (0.69)              --             --
Year ended 3/31/2001(i)......    16.06               --              (4.27)            (4.27)           (0.07)         (1.16)
INVESTOR C SHARES
Year ended 3/31/2005.........   $11.20           $ 0.03             $ 1.09            $ 1.12           $   --         $   --
Year ended 3/31/2004.........     7.43               --(c)            3.82              3.82            (0.05)            --
Year ended 3/31/2003(i)......     9.63             0.01              (2.33)            (2.32)           (0.01)            --
Year ended 3/31/2002(i)......    10.30            (0.01)             (0.66)            (0.67)              --             --
Year ended 3/31/2001(i)......    15.72            (0.02)             (4.17)            (4.19)           (0.07)         (1.16)

---------------

(a)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)Amount represents less than $0.01 per share.

(d)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(e)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (f)
   The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 10) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.10% for Primary A Shares, 1.35% for Investor A Shares and 2.10% each for Investor B and Investor C Shares.

(g)The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(h)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.13% for Primary A Shares, 1.38% for Investor A Shares and 2.13% each for Investor B and Investor C Shares.

 (i)
   The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Equity Master Portfolio.

 (j)
   Rate represents the International Equity Master Portfolio.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS


                NET INCREASE                                               RATIO OF         RATIO OF NET
                IN NET ASSET   NET ASSET               NET ASSETS         OPERATING          INVESTMENT
    TOTAL        VALUE FROM      VALUE                   END OF          EXPENSES TO        INCOME/(LOSS)   PORTFOLIO
DIVIDENDS AND    REDEMPTION     END OF       TOTAL       PERIOD          AVERAGE NET         TO AVERAGE     TURNOVER
DISTRIBUTIONS       FEES        PERIOD     RETURN(B)     (000)              ASSETS           NET ASSETS       RATE
---------------------------------------------------------------------------------------------------------------------
   $(0.04)         $   --(c)    $13.44       11.10%    $1,199,712            1.01%(d)(e)         1.26%         153%
    (0.12)             --(c)     12.13       53.06        917,391            1.12(d)(e)(g)       0.99           86
    (0.05)             --(c)      8.01      (23.19)       556,619            1.18                1.10          100(j)
       --(c)           --        10.49       (5.65)       474,738            1.16                0.88           85(j)
    (1.27)             --        11.12      (27.40)       724,572            1.15                0.89           92(j)
   $(0.01)         $   --(c)    $13.30       10.88%    $   28,527            1.26%(d)(e)         1.01%         153%
    (0.10)             --(c)     12.00       52.71         27,396            1.37(d)(e)(g)       0.74           86
    (0.04)           0.06         7.93      (22.71)        18,870            1.43                0.85          100(j)
       --              --        10.30       (5.94)        30,067            1.41                0.63           85(j)
    (1.25)             --        10.95      (27.54)        46,770            1.40                0.64           92(j)
   $   --          $   --(c)    $12.44       10.09%    $    9,976            2.01%(d)(e)         0.26%         153%
    (0.05)             --(c)     11.30       51.39          9,956            2.12(d)(e)(g)      (0.01)          86
    (0.01)             --(c)      7.50      (23.96)         7,068            2.18                0.10          100(j)
       --              --         9.87       (6.53)        14,408            2.16               (0.12)          85(j)
    (1.23)             --        10.56      (28.11)        20,747            2.15               (0.11)          92(j)
   $   --          $   --(c)    $12.32       10.00%    $    2,563            2.01%(d)(e)         0.26%         153%
    (0.05)             --(c)     11.20       51.43          1,867            2.12(d)(e)(g)      (0.01)          86
    (0.01)           0.13         7.43      (22.78)         1,249            2.18                0.10          100(j)
       --              --         9.63       (6.50)         1,245            2.16               (0.12)          85(j)
    (1.23)             --        10.30      (28.22)         1,166            2.15               (0.11)          92(j)

                WITHOUT WAIVERS
                AND/OR EXPENSE
                REIMBURSEMENTS
               -----------------
                   RATIO OF
                   OPERATING
    TOTAL         EXPENSES TO
DIVIDENDS AND     AVERAGE NET
DISTRIBUTIONS       ASSETS
-------------  -----------------
   $(0.04)           1.13%(d)(f)
    (0.12)            1.15(d)(h)
    (0.05)            1.18
       --(c)          1.16
    (1.27)            1.16
   $(0.01)           1.38%(d)(f)
    (0.10)            1.40(d)(h)
    (0.04)            1.43
       --             1.41
    (1.25)            1.41
   $   --            2.13%(d)(f)
    (0.05)            2.15(d)(h)
    (0.01)            2.18
       --             2.16
    (1.23)            2.16
   $   --            2.13%(d)(f)
    (0.05)            2.15(d)(h)
    (0.01)            2.18
       --             2.16
    (1.23)            2.16

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                               NET ASSET                         NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                 VALUE            NET           AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                               BEGINNING       INVESTMENT       GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                               OF PERIOD    INCOME/(LOSS)(A)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                               -------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
PRIMARY A SHARES
Year ended 3/31/2005.........   $11.15           $ 0.08             $ 0.52            $ 0.60           $(0.06)        $(0.16)
Year ended 3/31/2004.........     6.98             0.02               4.24              4.26            (0.01)         (0.08)
Year ended 3/31/2003.........     8.36             0.04              (1.42)            (1.38)              --             --
Year ended 3/31/2002.........     8.03            (0.01)              0.34              0.33               --             --
Period ended 3/31/2001(f)....    10.00               --(c)           (1.97)            (1.97)              --             --
INVESTOR A SHARES
Year ended 3/31/2005.........   $11.05           $ 0.05             $ 0.51            $ 0.56           $(0.04)        $(0.16)
Year ended 3/31/2004.........     6.93               --(c)            4.20              4.20               --          (0.08)
Year ended 3/31/2003.........     8.32             0.01              (1.40)            (1.39)              --             --
Year ended 3/31/2002.........     8.01            (0.01)              0.32              0.31               --             --
Period ended 3/31/2001(f)....    10.00            (0.01)             (1.98)            (1.99)              --             --
INVESTOR B SHARES
Year ended 3/31/2005.........   $10.75           $(0.03)            $ 0.49            $ 0.46           $   --         $(0.16)
Year ended 3/31/2004.........     6.79            (0.07)              4.11              4.04               --          (0.08)
Year ended 3/31/2003.........     8.22            (0.04)             (1.39)            (1.43)              --             --
Year ended 3/31/2002.........     7.97            (0.07)              0.32              0.25               --             --
Period ended 3/31/2001(f)....    10.00            (0.08)             (1.95)            (2.03)              --             --
INVESTOR C SHARES
Year ended 3/31/2005.........   $10.75           $(0.03)            $ 0.49            $ 0.46           $   --         $(0.16)
Year ended 3/31/2004.........     6.80            (0.07)              4.10              4.03               --          (0.08)
Year ended 3/31/2003.........     8.22            (0.05)             (1.37)            (1.42)              --             --
Year ended 3/31/2002.........     7.97            (0.07)              0.32              0.25               --             --
Period ended 3/31/2001(f)....    10.00            (0.09)             (1.94)            (2.03)              --             --

---------------

(a)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)Amount represents less than $0.01 per share.

(d)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(e)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (f)
   International Opportunities Primary A, Investor A, Investor B and Investor C Shares commenced operations on August 1, 2000.

(g)Annualized.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS

                                                                                                               WITHOUT WAIVERS
                                                                                                               AND/OR EXPENSE
                                                                                                               REIMBURSEMENTS
                                                                                                               ---------------
                NET INCREASE                                           RATIO OF    RATIO OF NET                   RATIO OF
                IN NET ASSET   NET ASSET                NET ASSETS     OPERATING    INVESTMENT                    OPERATING
    TOTAL        VALUE FROM      VALUE                    END OF      EXPENSES TO  INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
DIVIDENDS AND    REDEMPTION     END OF       TOTAL        PERIOD      AVERAGE NET   TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS       FEES        PERIOD     RETURN(B)      (000)         ASSETS      NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
   $(0.22)         $  --(c)     $11.53        5.55%      $991,889        1.12%(d)       0.72%         165%           1.12%(d)
    (0.09)            --(c)      11.15       61.25        509,262        1.17(d)        0.21          121            1.17(d)
       --             --          6.98      (16.51)        95,093        1.48(d)        0.58          193            1.80(d)
       --             --          8.36        4.11          2,700      1.42(d)(e)      (0.08)         307            4.02(d)
       --             --          8.03      (19.70)         1,477        1.47(g)        0.12(g)       442            6.28(g)
   $(0.20)         $  --(c)     $11.41        5.24%      $ 52,794        1.37%(d)       0.47%         165%           1.37%(d)
    (0.08)            --(c)      11.05       60.87         19,785        1.42(d)       (0.04)         121            1.42(d)
       --             --          6.93      (16.71)         2,272        1.73(d)        0.33          193            2.05(d)
       --             --          8.32        3.87          1,526      1.67(d)(e)      (0.33)         307            4.27(d)
       --             --          8.01      (19.90)         2,797        1.72(g)       (0.13)(g)      442            6.53(g)
   $(0.16)         $  --(c)     $11.05        4.45%      $ 16,618        2.12%(d)      (0.28)%        165%           2.12%(d)
    (0.08)            --(c)      10.75       59.77          8,905        2.17(d)       (0.79)         121            2.17(d)
       --             --          6.79      (17.40)         2,782        2.48(d)       (0.42)         193            2.80(d)
       --             --          8.22        3.14          1,951      2.42(d)(e)      (1.08)         307            5.02(d)
       --             --          7.97      (20.30)         2,031        2.47(g)       (0.88)(g)      442            7.28(g)
   $(0.16)         $  --(c)     $11.05        4.45%      $ 19,530        2.12%(d)      (0.28)%        165%           2.12%(d)
    (0.08)            --(c)      10.75       59.53          8,331        2.17(d)       (0.79)         121            2.17(d)
       --             --          6.80      (17.27)           869        2.48(d)       (0.42)         193            2.80(d)
       --             --          8.22        3.14            869      2.42(d)(e)      (1.08)         307            5.02(d)
       --             --          7.97      (20.30)           974        2.47(g)       (0.88)(g)      442            7.28(g)

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2005, Funds Trust offered fifty-six separate portfolios. These financial statements pertain only to the international stock portfolios of Funds Trust (each a "Fund" and collectively, the "Funds"):

     Global Value Fund
     International Value Fund
     International Equity Fund
     International Opportunities Fund

Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Subject to certain limited exceptions, Global Value Fund and International Value Fund are no longer accepting new investments from current or prospective investors. Please see the Fund's current prospectus for more information. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

International Value Fund (the "Feeder Fund") seeks to achieve its investment objective by investing substantially all of its assets in International Value Master Portfolio (the "Master Portfolio"), a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolio has the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Fund's investments in the Master Portfolio included in the Investment portfolio reflects the Feeder Fund's proportionate beneficial interests in the net assets of the Master Portfolio (87.8% for International Value Master Portfolio at March 31, 2005). The financial statements of the Master Portfolio, including its Investment portfolio, are included elsewhere within this report and should be read in conjunction with the Feeder Fund's financial statements. Another fund not registered under the 1940 Act and managed by Banc of America Capital Management, LLC ("BACAP"), whose financial statements are not presented here, also invests in the Master Portfolio.

International Equity Fund and International Opportunities Fund operate in a master-feeder structure. The Funds seek to achieve their investment objective by investing substantially all of their assets in International Equity Master Portfolio and International Opportunities Master Portfolio of the Master Trust, respectively, which has the same investment objective as their corresponding Feeder Fund. Because the value of each Fund's investment in the International Equity Master Portfolio and the International Opportunities Master Portfolio as of and for the year ended March 31, 2005 represented substantially all of the beneficial interests in the International Equity Master Portfolio and the International Opportunities Master Portfolio, the financial statements for the International Equity Fund and the International Opportunities Fund reflect their consolidation of the International Equity Master Portfolio and the International Opportunities Master Portfolio. Separate financial statements for the International Equity Master Portfolio and the International Opportunities Master Portfolio have not been prepared and references in this report to International Equity Fund and International Opportunities Fund should be read to include references to the corresponding Master Portfolios.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts

NATIONS FUNDS
and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on Nasdaq are generally valued at the Nasdaq official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt security prices provided by the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus. The valuation of the Feeder Fund's investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolio uses valuation policies consistent with those described above.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities.

Futures contracts: All Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. At March 31, 2005, the Funds had no open futures contracts.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, and the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. London time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Fund may enter into forward foreign currency contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a

NATIONS FUNDS
foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Repurchase agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Feeder Fund records its share of the investment income and realized and unrealized gains and losses reported by the Master Portfolio on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolio based upon the relative value of their investments in the Master Portfolio.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid annually. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains), at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

NATIONS FUNDS

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Fund records its share of the expenses reported by the Master Portfolio on a daily basis. The expenses are allocated daily to investors in the Master Portfolio based upon the relative value of the Feeder Fund's investments in the Master Portfolio.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds Trust's organizational documents, the Trustees and Officers of the Funds Trust are indemnified against certain liabilities that may arise out of their duties to the Funds Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust and Master Trust have entered into investment advisory agreements (the "Investment Advisory Agreements") with BACAP, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Effective December 1, 2004, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund:

                                 FEES ON           FEES ON           FEES ON           FEES ON           FEES ON        FEES ON
                                 AVERAGE           AVERAGE           AVERAGE           AVERAGE           AVERAGE        AVERAGE
                                NET ASSETS       NET ASSETS        NET ASSETS        NET ASSETS        NET ASSETS      NET ASSETS
                                  FIRST        $500 MILLION TO    $1 BILLION TO    $1.5 BILLION TO    $3 BILLION TO       OVER
                               $500 MILLION      $1 BILLION       $1.5 BILLION       $3 BILLION        $6 BILLION      $6 BILLION
                               --------------------------------------------------------------------------------------------------
Global Value.................     0.90%             0.85%             0.80%             0.75%             0.73%          0.71%
International Equity.........     0.70%             0.65%             0.60%             0.55%             0.53%          0.51%
International
  Opportunities..............     0.80%             0.80%             0.80%             0.80%             0.80%          0.80%

The Feeder Fund indirectly pays for investment advisory and sub-advisory services through its investment in its corresponding Master Portfolio (See Note 2 of Notes to financial statements of the Master Portfolio).

Prior to December 1, 2004, BACAP received a monthly investment advisory fee based on the average daily net assets of each of the Funds at the following annual rates:

                                                              ANNUAL RATE
                                                              -----------
Global Value................................................     0.90%
International Equity........................................     0.80%
International Opportunities.................................     0.80%

In addition, prior to December 1, 2004, BACAP voluntarily waived a portion of its investment advisory fee for the International Equity Fund at the annual rate of 0.09% of the International Equity Fund's average daily net assets.

For the year ended March 31, 2005, the effective investment advisory fee rates for the Funds were as follows:

                                                              EFFECTIVE
                                                              FEE RATE
                                                              ---------
Global Value................................................    0.90%
International Equity........................................    0.76%
International Opportunities.................................    0.80%

NATIONS FUNDS

Funds Trust has, on behalf of the Global Value Fund, entered into a sub-advisory agreement with BACAP and Brandes Investment Partners, L.P. ("Brandes") pursuant to which Brandes is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.50% of the first $1 billion of the Fund's average daily net assets and 0.45% over $1 billion of the Fund's average daily net assets.

The International Equity Fund is a "multi-manager" fund, which means that it is managed by more than one sub-advisor. Effective May 11, 2004, Causeway Capital Management LLC ("Causeway") became co-investment sub-advisor with Marsico Capital Management, LLC ("Marsico"). Pursuant to the sub-advisory agreement, Causeway and Marsico are each entitled to receive a fee from BACAP at the maximum annual rate of 0.43% and 0.45%, respectively, of the Fund's average daily net assets that they manage. Prior to May 11, 2004, INVESCO Global Asset Management (N.A.), Inc. ("INVESCO"), Putnam Investment Management, LLC ("Putnam") and Marsico Capital Management, LLC ("Marsico") each managed approximately one-third of the assets of the Fund. Pursuant to the sub-advisory agreement, INVESCO, Putnam and Marsico were each entitled to receive a fee from BACAP at the maximum annual rate of 0.65% of the first $60 million, 0.55% of the next $130 million, 0.45% of the next $200 million and 0.40% over $390 million of the Funds' average daily net assets that they managed.

Master Trust has, on behalf of the International Opportunities Fund, entered into a sub-advisory agreement with BACAP and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.45% of the Fund's average daily net assets.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Effective December 1, 2004, BACAP Distributors is entitled to receive an administration fee, computed daily and paid monthly, based on the following annual rates:

                                                              ANNUAL RATE
                                                              -----------
Global Value................................................     0.17%
International Value.........................................     0.17%
International Equity........................................     0.17%
International Opportunities.................................     0.22%

Prior to December 1, 2004, BACAP received a monthly administration fee based on the average daily net assets of each of the Funds at the following annual rates:

                                                              ANNUAL RATE
                                                              -----------
Global Value................................................     0.22%
International Value.........................................     0.17%
International Equity........................................     0.22%
International Opportunities.................................     0.22%

For the year ended March 31, 2005, the effective administration fee rates for the Funds were as follows:

                                                              ANNUAL RATE
                                                              -----------
Global Value................................................     0.20%
International Value.........................................     0.17%
International Equity........................................     0.20%
International Opportunities.................................     0.22%

The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors.

BNY serves as the custodian of Funds Trust's assets.

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A shares of each Fund. For the year ended March 31, 2005,

NATIONS FUNDS

Bank of America earned the following sub-transfer agent fees from the Funds for providing such services and these amounts are included in "Transfer agent fees" in each Fund's Statements of operations:

                                                              SUB-TRANSFER AGENT FEE
FUND                                                                  (000)
------------------------------------------------------------------------------------
Global Value................................................           $ 4
International Value.........................................            49
International Equity........................................            18
International Opportunities.................................            22

BACAP Distributors serves as distributor of the Funds' shares. For the year ended March 31, 2005, the Funds were informed that the Distributor received the following:

                                                               FRONT END               CONTINGENT DEFERRED
                                                              SALES CHARGE                 SALES CHARGE
                                                                 (000)                        (000)
                                                              ------------    --------------------------------------
FUND                                                           INVESTOR A     INVESTOR A    INVESTOR B    INVESTOR C
--------------------------------------------------------------------------------------------------------------------
Global Value................................................      $  5           $--          $  36          $ 9
International Value.........................................        28            --*           131            2
International Equity........................................        18            --              7           --*
International Opportunities.................................       384            --*            18            3

---------------

 *Amount represents less than $500.

The Funds are also entitled to a 2% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading in and out of Funds. The redemption fees are included as an increase to Paid-in capital on the Statements of assets and liabilities and as a decrease to shares redeemed in the Schedules of capital stock activity. For the year ended March 31, 2005, the Funds received the following in redemption fees:

                                                                                REDEMPTION FEE
                                                                                     (000)
                                                              ---------------------------------------------------
FUND                                                          PRIMARY A    INVESTOR A    INVESTOR B    INVESTOR C
-----------------------------------------------------------------------------------------------------------------
Global Value................................................     $ 1          $ 1           $--           $--
International Value.........................................      30           10             1             2
International Equity........................................      19            1            --*           --*
International Opportunities.................................      35            2             1             1

---------------

 *Amount represents less than $500.

With the exception of one officer, no officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Fund's fee will not exceed $15,000 per year.

As of March 31, 2005, the fees paid for the Office of Chief Compliance Officer were as follows:

FUND                                                           (000)
--------------------------------------------------------------------
Global Value................................................    $6
International Value.........................................     8
International Equity........................................     8
International Opportunities.................................     8

These amounts are included in "Other expenses" on the Statements of Operations.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of

NATIONS FUNDS
the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of assets and liabilities.

A significant portion of each Fund's Primary Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

The Funds have made daily investments of cash balances in the Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in their Statements of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Funds. For the year ended March 31, 2005, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                             ADVISORY FEES           ADMINISTRATION FEES
                                                           (EARNED BY BACAP)    (EARNED BY BACAP DISTRIBUTORS)
FUND                                                             (000)                      (000)
--------------------------------------------------------------------------------------------------------------
Global Value.............................................         $ 8                        $ 4
International Equity.....................................          50                         26
International Opportunities..............................          57                         29

3.  TOTAL OPERATING EXPENSE LIMITATIONS

BACAP and/or its affiliates may, from time to time, reduce its fees payable by each Fund. BACAP has contractually agreed to reimburse expenses and/or waive fees through July 31, 2006 to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees) exceed an annual rate of 1.40% of Global Value Fund's average daily net assets and 1.50% of International Opportunities Fund's average daily net assets. There is no guarantee that these expense limitations will continue after this date.

BACAP and/or BACAP Distributors is entitled to recover from Global Value Fund any fees waived or expenses reimbursed by BACAP and/or BACAP Distributors during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the Global Value Fund to exceed the expense limitation in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

At March 31, 2005, there were no amounts potentially recoverable by BACAP and/or BACAP Distributors pursuant to this arrangement.

Each Fund has an agreement with BNY under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

4.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for Investor A Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

NATIONS FUNDS

For the year ended March 31, 2005, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                              CURRENT      PLAN
                                                               RATE       LIMIT
                                                              -------------------
Investor A Combined Shareholder Servicing and Distribution
  Plan......................................................   0.25%       0.25%
Investor B and Investor C Shareholder Servicing Plans.......   0.25%       0.25%
Investor B and Investor C Distribution Plans................   0.75%       0.75%

5.  FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, non-deductible net operating losses, distribution reclassifications, reclassifications of gains due to sales of passive foreign investment companies, allocations of realized gains due to tax rules and redemption based payments treated as dividend paid deduction were identified and reclassified among the components of the Funds' net assets as follows:

                                                       UNDISTRIBUTED          ACCUMULATED NET
                                                   NET INVESTMENT INCOME/         REALIZED             PAID-IN
                                                           (LOSS)               GAIN/(LOSS)            CAPITAL
FUND                                                       (000)                   (000)                (000)
------------------------------------------------------------------------------------------------------------------
Global Value.....................................         $   220                 $(1,077)             $  857
International Value..............................            (562)                 (7,663)              8,225
International Equity.............................          (1,006)                    985                  21
International Opportunities......................              20                  (1,908)              1,888

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 was as follows:

                                                                       3/31/05                      3/31/04
                                                              -------------------------    -------------------------
                                                              ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                                                              INCOME*     CAPITAL GAINS    INCOME*     CAPITAL GAINS
FUND                                                           (000)          (000)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------
Global Value................................................  $10,508       $ 23,066       $ 4,303        $   --
International Value.........................................   45,991        131,293        32,096            --
International Equity........................................    2,958             --         9,427            --
International Opportunities.................................   10,940          3,570         1,573         1,178

---------------

 *For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

NATIONS FUNDS

As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                                 UNDISTRIBUTED/
                                                                                 (ACCUMULATED)
                                                                UNDISTRIBUTED      LONG-TERM       NET UNREALIZED
                                                                  ORDINARY       CAPITAL GAINS/     APPRECIATION
                                                                  INCOME**          (LOSS)**       (DEPRECIATION)*
FUND                                                                (000)            (000)              (000)
------------------------------------------------------------------------------------------------------------------
Global Value................................................       $ 2,239          $ 10,114          $ 57,722
International Value.........................................         8,626           123,610           601,433
International Equity........................................        12,144           (16,110)          158,843
International Opportunities.................................        15,438            33,017            88,427

---------------

 * The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and mark-to-market of foreign currency forwards and passive foreign investment companies.

 **Amounts may include post-October loss deferrals and ending foreign tax payables.

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes, was:

                                                                                                    NET
                                                                                                UNREALIZED
                                                               UNREALIZED      UNREALIZED      APPRECIATION
                                                              APPRECIATION    DEPRECIATION    (DEPRECIATION)*
FUND                                                             (000)           (000)             (000)
-------------------------------------------------------------------------------------------------------------
Global Value................................................    $ 71,160        $(13,441)        $ 57,719
International Value.........................................         N/A**           N/A**            N/A**
International Equity........................................     175,872         (16,895)         158,977
International Opportunities.................................     108,737         (20,311)          88,426

---------------

 * Difference between book basis and tax basis unrealized gain/(loss) are primarily due to deferred wash sale losses and mark-to-market of passive foreign investment companies.

 **See corresponding Master Portfolio for tax basis information.

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                                                EXPIRING IN
                                                                   2011
FUND                                                               (000)
---------------------------------------------------------------------------
International Equity........................................      $16,110

During the year ended March 31, 2005, the following Funds utilized capital losses as follows:

                                                                  CAPITAL
                                                              LOSSES UTILIZED
FUND                                                               (000)
-----------------------------------------------------------------------------
International Value.........................................     $ 38,916
International Equity........................................      129,312

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2005, the following Funds elected to defer losses occurring between November 1, 2004 and March 31, 2005 under these rules, as follows:

                                                                 CURRENCY
                                                              LOSSES DEFERRED
FUND                                                               (000)
-----------------------------------------------------------------------------
Global Value................................................        $10

NATIONS FUNDS

6.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2005, were as follows:

                                                              PURCHASES       SALES
                                                                (000)         (000)
                                                              ------------------------
Global Value................................................  $   69,679    $  117,405
International Equity........................................   1,663,620       964,717
International Opportunities.................................   1,664,085     1,203,897

There were no purchases or sales of long-term U.S. government securities for the year ended March 31, 2005.

7.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2005, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Investor B Shares generally convert to Investor A Shares based on the following conditions:

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                     Eight years
-- between August 1, 1997 and November 15, 1998
  $0 - $249,999                                                Nine years
  $250,000 - $499,999                                          Six years
  $500,000 - $999,999                                          Five years
-- before August 1, 1997                                       Nine years

See Schedules of capital stock activity.

8.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

During the year ended March 31, 2005, borrowings by the Funds under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
                                                                 (000)          RATE
                                                              ------------------------
International Equity........................................      $30           1.51%

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

9.  SECURITIES LENDING

Under an agreement with BNY, the Funds may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of the collateral. The cash collateral received is invested in repurchase agreements. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to the borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is

NATIONS FUNDS
delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral. The income earned by each Fund from securities lending is included in its Statement of operations.

At March 31, 2005, the following Funds had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
FUND                                                                (000)              (000)
------------------------------------------------------------------------------------------------
Global Value................................................       $17,575            $18,076
International Equity........................................        76,458             78,760
International Opportunities.................................        92,036             94,719

10.  CONTINGENCIES AND OTHER EVENTS

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributors,
Inc. -- the investment advisor to and distributor of the Columbia Funds, respectively, -- to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with the BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the staff of the SEC. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. At this time, the distribution plan is still under development. As such, any gain to the Nations Funds or their shareholders cannot currently be determined. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes

NATIONS FUNDS
claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

For the fiscal year ended March 31, 2005, Bank of America Corporation has assumed $6.7 million of legal, shareholder communications, audit related, transfer agent, consulting and Trustee costs and fees incurred by the Funds impacted in connection with the regulatory and civil litigation matters discussed above. These non-recurring costs were allocated to the Funds based on their respective average nets assets for the year ended March 31, 2005. These non-recurring costs on a per Fund basis are shown in that Fund's respective Statement of operations. Because these costs were borne by Bank of America Corporation and not any Fund, an offsetting waiver of these costs is also presented in each respective Fund's Statement of operations as, "Costs assumed by Bank of America Corporation". The impact to the expense ratio of each impacted Fund is reflected in the Fund's Financial highlights.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Global Value Fund, Nations International Value Fund, Nations International Equity Fund and Nations Marsico International Opportunities Fund (constituting part of Nations Funds Trust, hereafter referred to as the "Funds") at March 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2005

  UNAUDITED INFORMATION


FEDERAL INCOME TAX INFORMATION

NATIONS GLOBAL VALUE FUND

For the fiscal year ended March 31, 2005, the Fund designates long-term capital gains of $23,722,003.

Foreign taxes paid during the fiscal year ended March 31, 2005, amounting to $538,376 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2005.

Gross income derived from sources within foreign countries amounted to $6,400,711 for the fiscal year ended March 31, 2005.

27.45% of the ordinary income (including short-term capital gains) distributed by the Fund, or the maximum amount allowable for the year ended March 31, 2005, qualified for the corporate dividends received deduction.

For non-corporate shareholders 53.43% of the ordinary income (including short-term capital gains) distributed by the Fund, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2004 to March 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

NATIONS INTERNATIONAL VALUE FUND

For the fiscal year ended March 31, 2005, the Fund designates long-term capital gains of $139,809,776.

Foreign taxes paid during the fiscal year ended March 31, 2005, amounting to $7,239,389 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2005.

Gross income derived from sources within foreign countries amounted to $84,816,207 for the fiscal year ended March 31, 2005.

For non-corporate shareholders 79.46% of the ordinary income (including short-term capital gains) distributed by the Fund, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2004 to March 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

NATIONS INTERNATIONAL EQUITY FUND

Foreign taxes paid during the fiscal year ended March 31, 2005, amounting to $1,958,961 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2005.

Gross income derived from sources within foreign countries amounted to $22,165,675 for the fiscal year ended March 31, 2005.

For non-corporate shareholders 100.00% of the ordinary income (including short-term capital gains) distributed by the Fund, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2004 to March 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND

For the fiscal year ended March 31, 2005, the Fund designates long-term capital gains of $4,930,430.

Foreign taxes paid during the fiscal year ended March 31, 2005, amounting to $676,052 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2005.

Gross income derived from sources within foreign countries amounted to $12,877,610 for the fiscal year ended March 31, 2005.

For non-corporate shareholders 31.24% of the ordinary income (including short-term capital gains) distributed by the Fund or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2004 to March 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                   VALUE
   SHARES                                                                          (000)
-------------------------------------------------------------------------------------------
               COMMON STOCKS -- 98.7%
               CONSUMER DISCRETIONARY -- 8.2%
               AUTOMOBILES -- 3.8%
     654,200   DaimlerChrysler AG............................................   $   29,392
     524,962   Regie National Usines Renault.................................       47,008
   1,781,900   Volkswagen AG.................................................       85,038
                                                                                ----------
                                                                                   161,438
                                                                                ----------
               HOTELS, RESTAURANTS AND LEISURE -- 0.6%
   5,820,000   Compass Group PLC.............................................       26,559
                                                                                ----------
               HOUSEHOLD DURABLES -- 1.0%
   2,809,310   Matsushita Electric Industrial Co., Ltd., ADR(a)..............       41,353
                                                                                ----------
               MEDIA -- 0.9%
  17,026,100   ITV PLC.......................................................       41,020
                                                                                ----------
               MULTILINE RETAIL -- 1.9%
     366,400   Marks & Spencer Group PLC.....................................        2,396
   2,009,480   Marks & Spencer Group PLC, ADR................................       78,828
                                                                                ----------
                                                                                    81,224
                                                                                ----------
                                                                                   351,594
                                                                                ----------
               CONSUMER STAPLES -- 15.8%
               BEVERAGES -- 0.8%
     949,690   InBev NV......................................................       33,338
                                                                                ----------
               FOOD AND STAPLES RETAILING -- 4.8%
     298,700   Carrefour SA..................................................       15,893
   7,383,700   Koninklijke Ahold NV(b).......................................       61,991
   4,922,466   Koninklijke Ahold NV(b)(c)....................................       41,328
  22,784,965   Wm. Morrison Supermarkets PLC.................................       84,387
                                                                                ----------
                                                                                   203,599
                                                                                ----------
               FOOD PRODUCTS -- 8.6%
     670,200   Nestle SA, Registered Shares..................................      184,011
   1,514,768   Unilever NV...................................................      103,355
   8,125,500   Unilever PLC..................................................       80,301
                                                                                ----------
                                                                                   367,667
                                                                                ----------
               TOBACCO -- 1.6%
       6,375   Japan Tobacco, Inc. ..........................................       70,926
                                                                                ----------
                                                                                   675,530
                                                                                ----------
               ENERGY -- 3.4%
               OIL AND GAS -- 3.4%
     636,870   Lukoil, ADR...................................................       86,232
   3,594,400   Nippon Oil Corp. .............................................       25,573
     914,000   Petroleo Brasilerio SA, ADR(a)................................       35,162
                                                                                ----------
                                                                                   146,967
                                                                                ----------

                                                                                   VALUE
   SHARES                                                                          (000)
-------------------------------------------------------------------------------------------
               FINANCIALS -- 25.6%
               COMMERCIAL BANKS -- 17.8%
   3,072,880   ABN AMRO Holding NV(a)........................................   $   76,238
  14,352,650   Banca Intesa S.p.A. ..........................................       73,121
   1,294,000   Banco Bilbao Vizcaya Argentaria SA(c).........................       21,123
   5,992,233   Banco Bilboa Vizcaya Argentaria SA, ADR(a)....................       97,494
   2,622,400   Banco Santander Central Hispano SA............................       32,003
   2,113,700   Bayerische Vereinsbank AG, ADR(a)(b)..........................       51,782
     845,480   Bayerische Vereinsbank AG(b)(c)...............................       20,713
   3,043,556   Commerzbank AG................................................       66,176
     263,453   DBS Group Holdings Ltd., ADR..................................        9,520
   8,994,000   DBS Group Holdings Ltd., ADR(c)...............................       81,253
     253,261   Hypo Real Estate Holding AG, ADR(b)...........................       10,487
   7,971,641   Mitsubishi Tokyo Financial Group, Inc., ADR(a)................       68,955
   7,142,000   Oversea-Chinese Banking Corp., Ltd. ..........................       59,758
       2,986   Sumitomo Mitsui Financial Group, Inc.(a)......................       20,268
  10,757,100   Sumitomo Mitsui Financial Group, Inc., ADR....................       73,015
                                                                                ----------
                                                                                   761,906
                                                                                ----------
               DIVERSIFIED FINANCIAL SERVICES -- 2.1%
   1,557,678   ING Groep NV..................................................       47,169
   2,550,900   Jardine Matheson Holdings Ltd., ADR...........................       44,386
                                                                                ----------
                                                                                    91,555
                                                                                ----------
               INSURANCE -- 5.7%
   4,446,900   Aegon NV......................................................       60,165
   3,200,000   Mitsui Sumitomo Insurance Co., Ltd. ..........................       29,409
  22,958,200   Royal & Sun Alliance Insurance Group PLC......................       34,054
  22,958,200   Royal & Sun Alliance Insurance Group PLC(c)...................       34,054
   3,479,619   Zurich Financial Services AG, ADR(a)..........................       61,278
   1,400,740   Zurich Financial Services AG, ADR(a)(c).......................       24,668
                                                                                ----------
                                                                                   243,628
                                                                                ----------
                                                                                 1,097,089
                                                                                ----------
               HEALTH CARE -- 8.9%
               PHARMACEUTICALS -- 8.9%
   1,767,600   Daiichi Pharmaceutical Co., Ltd. .............................       41,480
   5,733,600   GlaxoSmithKline PLC...........................................      131,419
   1,125,000   Ono Pharmaceutical Co. Ltd. ..................................       58,795
   1,844,200   Sankyo Co., Ltd. .............................................       38,967
     855,086   Sanofi-Aventis................................................       72,291

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                   VALUE
   SHARES                                                                          (000)
-------------------------------------------------------------------------------------------
               HEALTH CARE -- (CONTINUED)
     556,100   Schering AG...................................................   $   37,076
      26,000   Taisho Pharmaceutical Co., Ltd. ..............................          554
                                                                                ----------
                                                                                   380,582
                                                                                ----------
               INDUSTRIALS -- 8.0%
               AEROSPACE AND DEFENSE -- 2.8%
   4,485,630   BAE Systems PLC, ADR..........................................       87,982
  13,599,000   Bombardier, Inc., Class B.....................................       30,349
                                                                                ----------
                                                                                   118,331
                                                                                ----------
               COMMERCIAL SERVICES AND SUPPLIES -- 0.6%
   1,509,000   Dai Nippon Printing Co., Ltd. ................................       24,675
                                                                                ----------
               ELECTRICAL EQUIPMENT -- 1.7%
   1,199,825   Hitachi Ltd., ADR(a)..........................................       74,545
                                                                                ----------
               MACHINERY -- 2.9%
   1,226,400   Heidelberger Druckmaschinen AG(b)(c)..........................       39,050
  23,160,268   Invensys PLC(b)(c)............................................        6,783
  18,541,415   Invensys PLC, ADR(a)(b).......................................       10,862
  25,327,000   Mitsubishi Heavy Industries Ltd. .............................       67,485
                                                                                ----------
                                                                                   124,180
                                                                                ----------
                                                                                   341,731
                                                                                ----------
               INFORMATION TECHNOLOGY -- 1.6%
               COMMUNICATIONS EQUIPMENT -- 1.6%
   1,894,200   Alcatel SA(a)(b)..............................................       23,042
   3,835,200   Alcatel SA, ADR(a)............................................       46,291
                                                                                ----------
                                                                                    69,333
                                                                                ----------
               MATERIALS -- 2.3%
               CHEMICALS -- 1.6%
     970,000   Akzo Nobel NV, ADR(a).........................................       44,601
   1,159,620   Imperial Chemical Industries PLC, ADR.........................       23,656
                                                                                ----------
                                                                                    68,257
                                                                                ----------
               METALS AND MINING -- 0.7%
   2,813,700   Corus Group PLC, ADR(a)(b)....................................       28,812
                                                                                ----------
                                                                                    97,069
                                                                                ----------
               TELECOMMUNICATION SERVICES -- 20.5%
               DIVERSIFIED TELECOMMUNICATION SERVICES -- 20.5%
     241,760   Brasil Telecom Participacoes SA, ADR..........................        7,893
   1,152,030   BT Group PLC, ADR(a)..........................................       44,860
   2,878,864   Compania Anonima Nacional Telefonos de Venezuela, ADR.........       54,468
   6,010,800   Deutsche Telekom AG, ADR(a)...................................      119,976
   2,914,300   KT Corp., ADR.................................................       62,104
   2,571,180   Nippon Telegraph & Telephone Corp., ADR.......................       56,180

                                                                                   VALUE
   SHARES                                                                          (000)
-------------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- (CONTINUED)
   8,194,176   Portugal Telecom SGPS SA, ADR.................................   $   96,609
   2,291,700   Swisscom AG, ADR(a)...........................................       84,289
   2,164,000   Tele Norte Leste Participacoes SA, ADR........................       33,477
   1,649,181   Telecom Italia S.p.A., ADR(a).................................       62,240
   2,067,200   Telecom Corp. of New Zealand, ADR(a)..........................       71,670
   2,446,232   Telefonica SA, ADR............................................      127,131
   1,618,920   Telefonos de Mexico SA de CV, ADR.............................       55,901
                                                                                ----------
                                                                                   876,798
                                                                                ----------
               WIRELESS TELECOMMUNICATION SERVICES -- 0.0%
       7,626   Tele Leste Celular Participacoes SA, ADR(a)(b)................           65
      98,437   Tele Centro Oeste Celular Participacoes SA, ADR(a)............          976
      92,996   Telesp Celular Participacoes SA, ADR..........................          556
      61,418   Tim Participacoes SA, ADR.....................................          922
                                                                                ----------
                                                                                     2,519
                                                                                ----------
                                                                                   879,317
                                                                                ----------
               UTILITIES -- 4.4%
               ELECTRIC UTILITIES -- 4.4%
  11,414,270   Centrais Electricas Brasileiras SA, ADR(b)....................       76,424
   1,071,780   E.On AG(a)....................................................       30,814
   6,114,300   Korea Electric Power Corp., ADR(a)............................       82,176
                                                                                ----------
                                                                                   189,414
                                                                                ----------
               TOTAL COMMON STOCKS
                 (Cost $3,516,753)...........................................    4,228,626
                                                                                ----------
               PREFERRED STOCKS -- 0.5%
               TELECOMMUNICATION SERVICES -- 0.5%
               DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
     663,200   Telecomunicacoes Brasileiras SA, ADR(a).......................       19,200
                                                                                ----------
               TOTAL PREFERRED STOCKS
                 (Cost $38,155)..............................................       19,200
                                                                                ----------
               INVESTMENT MANAGEMENT COMPANY -- 0.5%
  22,945,000   Nations Cash Reserves, Capital Class Shares(d)................       22,945
                                                                                ----------
               TOTAL INVESTMENT MANAGEMENT COMPANY
                 (Cost $22,945)..............................................       22,945
                                                                                ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 74

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005

                                                                                   VALUE
   UNITS                                                                           (000)
-------------------------------------------------------------------------------------------
               RIGHTS -- 0.0%
               TELECOMMUNICATION SERVICES -- 0.0%
               DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.0%
               Embratel participacoes SA
     168,143     8.730% 04/07/05(a)(b)(e)(f).................................   $       --
                                                                                ----------
               TOTAL RIGHTS
                 (Cost $0)...................................................           --
                                                                                ----------
    PAR
   (000)
------------
               REPURCHASE AGREEMENTS(G) -- 9.9%
$    112,782   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
                 04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
                 $113,855 (repurchase proceeds $112,791).....................      112,782
     135,338   Repurchase agreement with Wachovia Capital Markets dated
                 03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
                 Government Agency securities with various maturities to
                 05/20/33, market value $137,116 (repurchase proceeds
                 $135,349)...................................................      135,338
     176,184   Repurchase agreement with Wachovia Capital Markets dated
                 03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
                 Government Agency securities with various maturities to
                 03/31/35, market value $178,963 (repurchase proceeds
                 $176,198)...................................................      176,184
                                                                                ----------
               TOTAL REPURCHASE AGREEMENTS
                 (Cost $424,304).............................................      424,304
                                                                                ----------
               TOTAL INVESTMENTS
                 (Cost $4,002,157)(h)..............................     109.6%   4,695,075
               OTHER ASSETS AND LIABILITIES, NET...................      (9.6)%   (410,827)
                                                                                ----------
               NET ASSETS..........................................     100.0%  $4,284,248
                                                                                ==========

---------------
Notes to Investment Portfolio:

(a)
  All or a portion of security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $267,787 and $412,207, respectively.

(b)
  Non-income producing security.

(c)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $268,972, which represents 6.3% of net assets.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  Illiquid security.

 (f)
  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g)
  This amount represents cash collateral received from securities lending activity (see Note 7).

(h)
  Cost for federal income tax purposes is $4,002,157. See Note 4 for additional information.

SUMMARY OF SECURITIES                           % OF TOTAL
BY COUNTRY                           VALUE      INVESTMENTS
-----------------------------------------------------------
United Kingdom                     $  715,974       15.2%
Japan                                 692,181       14.7
Germany                               490,504       10.4
United States*                        447,249        9.6
Netherlands                           434,846        9.3
Switzerland                           354,246        7.5
Spain                                 277,750        5.9
France                                204,525        4.4
Brazil                                174,675        3.7
Singapore                             194,917        4,1
South Korea                           144,280        3.1
Italy                                 135,362        2.9
Portugal                               96,609        2.1
Russia                                 86,232        1.8
New Zealand                            71,670        1.5
Mexico                                 55,901        1.2
Venezuela                              54,468        1.2
Belgium                                33,337        0.7
Canada                                 30,349        0.7
                                   ------------------------
                                   $4,695,075      100.0%
                                   ------------------------

* Includes Short-Term Obligations.

ABBREVIATION:

ADR  --   American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  STATEMENT OF ASSETS AND LIABILITIES


March 31, 2005

                                                                     NATIONS
                                                                  INTERNATIONAL
                                                                      VALUE
                                                                 MASTER PORTFOLIO
                                                                 ----------------
(IN THOUSANDS)
ASSETS:
Non-affiliated investments, at cost.........................      $    3,979,212
Affiliated investments, at cost.............................              22,945
                                                                  --------------
Non-affiliated investments, at value........................           4,672,130
Affiliated investments, at value............................              22,945
Cash........................................................                  53
Dividends receivable........................................              16,204
Interest receivable.........................................                 145
                                                                  --------------
    Total assets............................................           4,711,477
                                                                  --------------
LIABILITIES:
Collateral on securities loaned.............................            (424,304)
Investment advisory fee payable.............................              (2,556)
Administration fee payable..................................                (186)
Accrued Trustees' fees and expenses.........................                 (43)
Accrued expenses and other liabilities......................                (140)
                                                                  --------------
    Total liabilities.......................................            (427,229)
                                                                  --------------
NET ASSETS..................................................      $    4,284,248
                                                                  ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  STATEMENT OF OPERATIONS


For the year ended March 31, 2005

                                                                     NATIONS
                                                                  INTERNATIONAL
                                                                      VALUE
                                                                 MASTER PORTFOLIO
                                                                 ----------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $8,828)......      $       97,387
Dividend income from affiliated funds.......................               1,086
Securities lending..........................................               1,350
                                                                  --------------
    Total investment income.................................              99,823
                                                                  --------------
EXPENSES:
Investment advisory fee.....................................              34,459
Administration fee..........................................               2,053
Custodian fees..............................................                 605
Legal and audit fees........................................                  48
Other.......................................................                 135
                                                                  --------------
    Total expenses..........................................              37,300
Fees waived by investment advisor (see Note 3)..............              (1,820)
Fees reduced by credits allowed by the custodian (see Note
  3)........................................................                  (3)
                                                                  --------------
    Net expenses............................................              35,477
                                                                  --------------
NET INVESTMENT INCOME.......................................              64,346
                                                                  --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
  Security transactions.....................................             358,390
  Foreign currencies and net other assets...................                (625)
                                                                  --------------
Net realized gain/(loss) on investments.....................             357,765
                                                                  --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................             120,430
  Foreign currencies and net other assets...................                  34
                                                                  --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................             120,464
                                                                  --------------
Net realized and unrealized gain/(loss) on investments......             478,229
                                                                  --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $      542,575
                                                                  ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  STATEMENT OF CHANGES IN NET ASSETS


                                                                  NATIONS INTERNATIONAL VALUE
                                                                       MASTER PORTFOLIO
                                                              -----------------------------------
                                                                YEAR ENDED           YEAR ENDED
                                                                 3/31/05              3/31/04
                                                              -----------------------------------
(IN THOUSANDS)
Net investment income.......................................  $       64,346       $       49,096
Net realized gain/(loss) on investments.....................         357,765              133,706
Net change in unrealized appreciation/(depreciation) of
  investments...............................................         120,464            1,853,832
                                                              --------------       --------------
Net increase/(decrease) in net assets resulting from
  operations................................................         542,575            2,036,634
Contributions...............................................         242,589              220,561
Withdrawals.................................................        (604,410)            (887,216)
                                                              --------------       --------------
Net increase/(decrease) in net assets.......................         180,754            1,369,979
NET ASSETS:
Beginning of year...........................................       4,103,494            2,733,515
                                                              --------------       --------------
End of year.................................................  $    4,284,248       $    4,103,494
                                                              ==============       ==============


  FINANCIAL HIGHLIGHTS


                                                                                                           WITHOUT WAIVERS
                                                                   RATIO OF                                AND/OR EXPENSE
                                                                  OPERATING                                REIMBURSEMENTS
                                                                   EXPENSES                                ---------------
                                                      RATIO OF    INCLUDING    RATIO OF NET                   RATIO OF
                                                     OPERATING     INTEREST     INVESTMENT                    OPERATING
                                                      EXPENSES     EXPENSE     INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
                                            TOTAL    TO AVERAGE   TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
                                            RETURN   NET ASSETS   NET ASSETS    NET ASSETS       RATE        NET ASSETS
                                            ------------------------------------------------------------------------------
INTERNATIONAL VALUE MASTER PORTFOLIO:
Year ended 3/31/2005......................   13.85%     0.86%(a)     0.86%(a)      1.57%          21%           0.91%(a)
Year ended 3/31/2004......................   79.88      0.90(a)      0.90(a)(b)    1.34           15            0.96(a)
Year ended 3/31/2003......................  (28.54)     0.90(a)      0.90(a)(b)    1.45           25            0.96(a)
Year ended 3/31/2002......................    0.08      0.93(a)      0.93(a)(b)    1.61           19            0.96(a)
Year ended 3/31/2001......................      --(c)   0.87(a)      0.87(a)(b)    2.16           14            0.97(a)

---------------

(a)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)Total return not required for period indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS


Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2005, the Master Trust offered twelve separate portfolios. These financial statements pertain only to the International Value Master Portfolio (the "Master Portfolio"). Financial statements for the other portfolios of the Master Trust are presented under separate cover.

The following investors were invested in the Master Portfolio at March 31, 2005:

INTERNATIONAL VALUE MASTER PORTFOLIO:
Nations International Value Fund............................   87.8%
Nations International Value Fund (Offshore).................    1.3%
Banc of America Capital Management Funds VII - International
  Value Fund................................................   10.9%

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Master Portfolio to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolio in the preparation of its financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on Nasdaq are generally valued at the Nasdaq official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt security prices provided by the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Master Portfolio's net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities.

Repurchase agreements: The Master Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Master Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the obligation of the Master Portfolio to resell, the underlying debt obligation at an agreed-upon price and date, thereby determining the yield during the Master Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Master Portfolio's holding period. The value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a

NATIONS MASTER INVESTMENT TRUST
possible decline in the value of the underlying securities during the period the Master Portfolio seeks to assert its right. The Master Portfolio's investment advisor, under the oversight of the Board of Trustees, monitors the value of collateral received as well as the creditworthiness of those banks and dealers with which the Master Portfolio enters into repurchase agreements to evaluate potential risks.

Futures contracts: A Master Portfolio may invest in futures contracts for the purposes of hedging against changes in values of the Master Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, the Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Master Portfolio each day, depending on the daily fluctuation of the value of the contract. At March 31, 2005, the Master Portfolio had no open futures contracts.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency transactions: The books and records of the Master Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. London time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, the Master Portfolio may enter into forward foreign currency contracts only under two circumstances: (i) when the Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset. At March 31, 2005, the Master Portfolio had no open forward foreign currency contracts.

Forward foreign currency contracts will be used primarily to protect the Master Portfolio from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of assets and liabilities. In addition, the Master Portfolio could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

NATIONS MASTER INVESTMENT TRUST

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Master Portfolio is informed of the ex-dividend date. Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Master Portfolio.

Federal income taxes: The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolio based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Master Portfolio are charged to such Master Portfolio.

Indemnification: In the normal course of business, each Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Master Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Master Trust's organizational documents, the Trustees and Officers of the Master Trust are indemnified against certain liabilities that may arise out of their duties to the Master Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Master Portfolio. Effective December 1, 2004, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of the Master Portfolio:

AVERAGE DAILY NET ASSETS                                      ANNUAL FEE RATE
-----------------------------------------------------------------------------
First $500 million..........................................       0.85%
$500 million to $1 billion..................................       0.80%
$1 billion to $1.5 billion..................................       0.75%
$1.5 billion to $3 billion..................................       0.70%
$3 billion to $6 billion....................................       0.68%
Over $6 billion.............................................       0.66%

Prior to December 1, 2004, BACAP received a monthly investment advisory fee at the annual rate of 0.90% of the Master Portfolio's average daily net assets.

For the year ended March 31, 2005, the effective investment advisory fee rate for the Master Portfolio was 0.84% of Master Portfolio's average daily net assets.

The Master Trust has, on behalf of the Master Portfolio, entered into a sub-advisory agreement with BACAP and Brandes Investment Partners, L.P. ("Brandes"). Pursuant to the sub-advisory agreement, Brandes is entitled to receive a sub-advisory fee from BACAP at the annual rate of 0.50% of the Master Portfolio's average daily net assets.

NATIONS MASTER INVESTMENT TRUST

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of the Master Trust. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.05% of the Master Portfolio's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BACAP Distributors.

BNY serves as the custodian of the Master Trust's assets.

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or officer of the Master Trust.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BACAP. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statement of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of assets and liabilities.

The Master Portfolio has made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by the Master Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Master Portfolio. For year ended March 31, 2005, BACAP and BACAP Distributors earned advisory fees and administration fees of $86 and $44 respectively, related to investments in affiliated funds.

3.  TOTAL OPERATING EXPENSE LIMITATIONS

For the year ended March 31, 2005, BACAP voluntarily agreed to limit total annual operating expenses to 0.90% of the Master Portfolio's average daily net assets. There is no guarantee that this limitation will continue.

The Master Portfolio has an agreement with BNY under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of operations. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

4.  FEDERAL TAX INFORMATION

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes, was:

                                                                                                 NET
                                                                                              UNREALIZED
                                                               UNREALIZED     UNREALIZED    APPRECIATION/
                                                              APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                                                 (000)          (000)           (000)
                                                              ------------   ------------   --------------
Master Portfolio............................................    $945,238      $ (252,320)      $692,918

5.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2005 were $854,943 and $1,128,628, respectively.

There were no purchases and sales of long-term U.S. government securities for the year ended March 31, 2005.

NATIONS MASTER INVESTMENT TRUST

6.  LINE OF CREDIT

The Master Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. The Master Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

During the year ended March 31, 2005, borrowings by the Master Portfolio under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT      AVERAGE
                                                              OUTSTANDING*   INTEREST
                                                                 (000)         RATE
                                                              -----------------------
Master Portfolio............................................      $28          3.00%

       ----------------------

       *The average amount outstanding was calculated based on daily balances in the period.

7.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolio may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of the collateral. The cash collateral received is invested in repurchase agreements. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to the borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolio. Generally, in the event of borrower default, the Master Portfolio has the right to use the collateral to offset any losses incurred. In the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Master Portfolio. The Master Portfolio bears the risk of loss with respect to the investment of collateral. The income earned by the Master Portfolio from securities lending is included in its Statement of operations.

At March 31, 2005, the Master Portfolio had securities on loan as follows:

                                                               MARKET VALUE OF    MARKET VALUE OF
                                                              LOANED SECURITIES     COLLATERAL
                                                                    (000)              (000)
                                                              -----------------------------------
Master Portfolio............................................      $412,207           $424,304

8.  CONTINGENCIES AND OTHER EVENTS

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc. - the investment advisor to and distributor of the Columbia Funds, respectively, - to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

NATIONS MASTER INVESTMENT TRUST

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with the BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the staff of the SEC. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. At this time, the distribution plan is still under development. As such, any gain to the Nations Funds or their shareholders can not currently be determined. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. The MDL is ongoing. The Master Portfolio is not currently named as defendant in the MDL. The Master Portfolio can not predict if it will be added as a party to the MDL, and if it is added, whether the litigation will have any impact on it.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations International Value Master Portfolio (constituting part of Nations Master Investment Trust, hereafter referred to as the "Portfolio") at March 31, 2005, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2005

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Indefinite term;     Managing Director -- E.J. Boudreau &      75
Age: 60                  Trustee since 2005   Associates (consulting), through
Trustee                                       current; Chairman and Chief
                                              Executive Officer -- John Hancock
                                              Funds (mutual funds), 1989 through
                                              2000.
William P. Carmichael    Indefinite term;     Retired; Senior Managing                  75
Age: 60                  Trustee since 1999   Director -- The Succession Fund (a
Trustee and Chairman of                       company formed to advise and buy
the Board                                     family owned companies) from 1998
                                              through April 2001.
William A. Hawkins       Indefinite term;     President, Retail Banking -- IndyMac      75
Age: 63                  Trustee since 2005   Bancorp, Inc., September 1999
Trustee                                       through August 2003.
R. Glenn Hilliard        Indefinite term;     Chairman and Chief Executive              75
Age: 65                  Trustee since 2005   Officer -- Hilliard Group LLC
Trustee                                       (investing and consulting), April
                                              2003 through current; Chairman and
                                              Chief Executive Officer -- ING
                                              America (financial services),
                                              1999 -- April 2003; and Executive
                                              Chairman -- Conseco, Inc.
                                              (insurance), Sept 2004 through
                                              current.
Minor M. Shaw            Indefinite term;     President -- Micco Corporation and        75
Age: 56                  Trustee since 2003   Mickel Investment Group.
Trustee


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Director -- The Museum of Science,
Age: 60                  Boston; Advisory Board Member --
Trustee                  Perennial Capital Advisors.

William P. Carmichael    Director -- Cobra Electronics
Age: 60                  Corporation (electronic equipment
Trustee and Chairman of  manufacturer), Rayovac Corp.
the Board                (batteries) and The Finish Line
                         (apparel).
William A. Hawkins       Vice Chairman -- San Gabriel Red
Age: 63                  Cross; Director -- Leadership
Trustee                  Pasadena; Director -- Operation
                         Hope; Trustee -- The Chandler
                         School.
R. Glenn Hilliard        Director -- Conseco, Inc.
Age: 65                  (insurance); Non-Executive
Trustee                  Director -- Alea Group Holding
                         (Bermuda), Ltd. (insurance).

Minor M. Shaw            Chairman -- Wofford College Board of
Age: 56                  Trustees; Chairman and
Trustee                  Trustee -- The Daniel-Mickel
                         Foundation of South Carolina;
                         Vice-Chairman and Trustee --
                         Greenville-Spartanburg Airport
                         Commission and Duke Endowment;
                         Trustee -- The Hollingsworth Funds,
                         The Belle Baruch Foundation and the
                         South Carolina Foundation for
                         Independent Colleges;
                         Chair-Elect -- Urban League of the
                         Upstate; Board Member -- United Way
                         of Greenville County; Vice-Chair --
                         Greenville Chamber of Commerce;
                         Board Member -- United Way of South
                         Carolina.

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
PRINCIPAL OFFICERS
Christopher L. Wilson    Indefinite term:     Head of Mutual Funds since August,        n/a
Age: 47                  President (since     2004 and Senior Vice President of
                         2004)                the Advisor since January, 2005;
                                              President of the Columbia Funds,
                                              Liberty Funds and Stein Roe Funds
                                              since October, 2004; President and
                                              Chief Executive Officer of the
                                              Nations Funds since January, 2005;
                                              President of the Galaxy Funds since
                                              April 2005; Director of Bank of
                                              America Global Liquidity Funds, plc
                                              since May 2005; Director of Banc of
                                              America Capital Management
                                              (Ireland), Limited since May 2005;
                                              Senior Vice President of BACAP
                                              Distributors LLC since January,
                                              2005; Director of FIM Funding, Inc.
                                              since January, 2005; Senior Vice
                                              President of Columbia Funds
                                              Distributor, Inc. since January,
                                              2005; Director of Columbia Funds
                                              Services, Inc. since January, 2005
                                              (formerly President and Chief
                                              Executive Officer, CDC IXIS Asset
                                              Management Services, Inc. from
                                              September, 1998 to August, 2004).
J. Kevin Connaughton     Indefinite term:     Treasurer of the Columbia Funds           n/a
(Age 40)                 Treasurer (since     since October, 2003 and of the
Treasurer                2000)                Liberty Funds, Stein Roe Funds and
                                              All-Star Funds since December, 2000;
                                              Vice President of the Advisor since
                                              April, 2003 (formerly President of
                                              the Columbia Funds, Liberty Funds
                                              and Stein Roe Funds from February,
                                              2004 to October, 2004; Chief
                                              Accounting Officer and Controller of
                                              the Liberty Funds and All-Star Funds
                                              from February, 1998 to October,
                                              2000); Treasurer of the Galaxy Funds
                                              since September, 2002 (formerly
                                              Treasurer from December, 2002 to
                                              December, 2004 and President from
                                              February, 2004 to December, 2004 of
                                              the Columbia Management
                                              Multi-Strategy Hedge Fund, LLC; Vice
                                              President of Colonial Management
                                              Associates, Inc. from February, 1998
                                              to October, 2000).
Mary Joan Hoene          Indefinite term:     Senior Vice President and Chief           n/a
(Age 54)                 Senior Vice          Compliance Officer of the Columbia
                         President and        Funds, Liberty Funds, Stein Roe
                         Chief Compliance     Funds and All-Star Funds since
                         Officer (since       August, 2004 (formerly Partner,
                         2004)                Carter, Ledyard & Milburn LLP from
                                              January, 2001 to August, 2004;
                                              Counsel, Carter, Ledyard & Milburn
                                              LLP from November, 1999 to December,
                                              2000; Vice President and Counsel,
                                              Equitable Life Assurance Society of
                                              the United States from April, 1998
                                              to November, 1999).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
PRINCIPAL OFFICERS
Christopher L. Wilson                    n/a
Age: 47
J. Kevin Connaughton                     n/a
(Age 40)
Treasurer
Mary Joan Hoene                          n/a
(Age 54)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
Michael G. Clarke        Indefinite term:     Chief Accounting Officer of the           n/a
(Age 35)                 Chief Accounting     Columbia Funds, Liberty Funds, Stein
                         Officer (since       Roe Funds and All-Star Funds since
                         2004)                October, 2004 (formerly Controller
                                              of the Columbia Funds, Liberty
                                              Funds, Stein Roe Funds and All-Star
                                              Funds from May, 2004 to October,
                                              2004; Assistant Treasurer from June,
                                              2002 to May, 2004; Vice President,
                                              Product Strategy & Development of
                                              the Liberty Funds and Stein Roe
                                              Funds from February, 2001 to June,
                                              2002; Assistant Treasurer of the
                                              Liberty Funds, Stein Roe Funds and
                                              the All-Star Funds from August, 1999
                                              to February, 2001; Audit Manager,
                                              Deloitte & Toche LLP from May, 1997
                                              to August, 1999).
Jeffrey R. Coleman       Indefinite term:     Controller of the Columbia Funds,         n/a
(Age 35)                 Controller (since    Liberty Funds, Stein Roe Funds and
                         2004)                All-Star Funds since October, 2004
                                              (formerly Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Deputy Treasurer of the CDC Nvest
                                              Funds and Loomis Sayles Funds from
                                              February, 2003 to September, 2004;
                                              Assistant Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Assistant Treasurer of the CDC Nvest
                                              Funds from August, 2000 to February,
                                              2003; Tax Manager of PFPC, Inc. from
                                              November, 1996 to August, 2000).
R. Scott Henderson       Indefinite term:     Secretary of the Columbia Funds,          n/a
(Age 45)                 Secretary (since     Liberty Funds and Stein Roe Funds
                         2004)                since December, 2004 (formerly Of
                                              Counsel, Bingham McCutchen from
                                              April, 2001 to September, 2004;
                                              Executive Director and General
                                              Counsel, Massachusetts Pension
                                              Reserves Investment Management Board
                                              from September, 1997 to March,
                                              2001).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
Michael G. Clarke                        n/a
(Age 35)
Jeffrey R. Coleman                       n/a
(Age 35)
R. Scott Henderson                       n/a
(Age 45)

---------------

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND
  SUB-ADVISORY AGREEMENTS                                        (UNAUDITED)



Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees (the "Boards") of Nations Funds Trust and Nations Master Investment Trust, including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Banc of America Capital Management, LLC ("BACAP") for Nations Global Value Fund, Nations International Value Master Portfolio, Nations International Equity Master Portfolio and Nations Marsico International Opportunities Master Portfolio; (ii) an investment sub-advisory agreement with Brandes Investment Partners, L.P. ("Brandes") for Nations Global Value Fund and Nations International Value Master Portfolio; and (iii) an investment sub-advisory agreement with Marsico Capital Management, LLC ("Marsico Capital") for Nations International Equity Master Portfolio and Nations Marsico International Opportunities Master Portfolio. The investment advisory agreement with BACAP and the investment sub-advisory agreements with Brandes and Marsico Capital (the "Sub-Advisers") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds and master portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 17-18, 2004, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of BACAP and the Sub-Advisers and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by BACAP and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for BACAP and the Sub-Advisers were provided to the Boards, as were responses of BACAP and the Sub-Advisers to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of BACAP and the Sub-Advisers. In this regard, the Boards specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Boards received and reviewed information on Securities and Exchange Commission ("SEC") and other regulatory inquiries and examinations relating to the Funds, BACAP and the Sub-Advisers. The Boards considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Boards also considered the Funds' Chief Compliance Officer's report and recommendations.

The Boards evaluated the ability of BACAP and the Sub-Advisers, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Boards considered information regarding BACAP's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Boards considered the effects of recent and anticipated hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Boards concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by BACAP and the Sub-Advisers.

Fund Performance and Expenses

The Boards considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. They also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the

  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND
  SUB-ADVISORY AGREEMENTS (CONTINUED)                           (UNAUDITED)


performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain funds, Lipper determined that the composition of the Peer Group/Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

The Boards also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees, (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and expense and performance rankings of each Fund in the Lipper data, BACAP apprised the Boards of individual characteristics (such as: poor rankings in terms of overall expense or management fees, maintaining poor performance or demonstrating a combination of below average to poor performance while maintaining below average or poor expense rankings) of any Fund that they believed may warrant further investigation by the Boards (denoted by an overall "negative" ranking for the Fund in question) and accordingly determined an overall score for each Fund.

The Boards considered the projected impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Boards also considered projected savings to the Funds that would result from certain modifications in soft dollar arrangements.

The Boards noted that each Fund's performance was better than, or not substantially below, each Fund's Peer Group median overall performance and did not necessitate any significant additional review.

The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. They also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. As with their review of each Fund's performance, Funds that performed poorly or below average with respect to their total expense ratios were highlighted by Management for further review by the Boards. The Boards noted that the total expense ratios of the Funds were lower than each Fund's Peer Group's median total expense ratio and did not require significant additional consideration by the Boards.

Management also discussed the Lipper data and rankings, and other relevant information, for each Fund. Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

Investment Advisory and Sub-Advisory Fee Rates

The Boards reviewed and considered the proposed contractual investment advisory fee rates, combined with the administration fee rates, payable by the Funds to BACAP for investment advisory services (the "Advisory Agreement Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by BACAP to the Sub-Advisers for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Boards noted that, on a complex-wide basis, BACAP and Columbia Management Advisors, Inc. ("Columbia") were proposing to reduce annual investment advisory and administration fees by $32 million per year pursuant to an agreement in principle entered into with the New York Attorney General ("NYAG") on March 15, 2004 to settle a civil complaint filed by the NYAG against BACAP and certain of its affiliates relating to trading in mutual fund shares. At the November meetings, the Board also considered and approved BACAP's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type on a complex-wide basis. The Board also considered the reduction in the advisory agreement rates for certain individual Funds that would result from the fee reductions and adoption of a standardized breakpoint schedule.

  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND
  SUB-ADVISORY AGREEMENTS (CONTINUED)                           (UNAUDITED)


Additionally, the Boards received and afforded specific attention to information comparing the Net Advisory Rates with those of the other funds in their respective Peer Groups. The Boards concluded that the respective Net Advisory Rate for Nations International Equity Master Portfolio and Nations International Opportunities Master Portfolio were lower than the median rates of each Fund's Peer Group and did not warrant significant additional consideration.

The Boards noted that Nations Global Value Fund and Nations International Value Master Portfolio required additional review as a result of the 5th quintile Peer Group ranking for the Advisory Agreement Rate and Net Advisory Rate of Nations Global Value Fund, and 4th and 5th quintile Peer Group rankings for the Advisory Agreement Rate and Net Advisory Rate, respectively, of Nations International Value Master Portfolio. However, the Boards also noted that the total expense ratio for each of these Funds was consistent with that of the other funds in their Peer Groups, with Nations Global Value Fund achieving a 1st quintile ranking as compared to its Peer Group. In addition, the Boards considered that the one- and three-year performance rankings for each Fund against its Universe were in the 1st quintile. The Boards concluded that these and other factors supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Boards also reviewed the Sub-Advisory Agreement Rates charged by Brandes and Marsico Capital, which serve as Sub-Advisers to certain of the Funds. The Boards concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

Profitability

The Boards received and considered a detailed profitability analysis of BACAP based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and BACAP and its affiliates, including Marsico Capital. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that BACAP and its affiliates received with regard to providing these services to the Funds were not unreasonable.

The Boards also received and considered a profitability analysis of Brandes based on its Sub-Advisory Agreement Rates, as well as on other relationships between the Funds and Brandes and its affiliates. The Boards observed the costs of providing portfolio management and other services to the Funds. The Boards also noted that the sub-advisory fees are paid to Brandes by BACAP and not directly by the Funds, and that the Boards separately determined that the Advisory Agreement Rates for these Funds were fair and equitable. Based on these factors, the Boards concluded that the profits and other ancillary benefits that Brandes and its affiliates received with regard to providing these services to the Funds were not unreasonable.

Economies of Scale

The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Boards concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through the newly-approved Advisory Agreement Rate breakpoints effective December 1, 2004.

The Nations Master Investment Trust Board did not approve such breakpoints for Nations Marsico International Opportunities Master Portfolio. However, the Board considered the Advisory Agreement Rate and the Sub-Advisory Agreement Rate of Nations Marsico International Opportunities Master Portfolio and concluded that the fees were fair and equitable based on relevant factors, including the Fund's performance results.

The Boards noted that Brandes does not offer breakpoints in its Sub-Advisory Agreement Rates for the Funds. However, the Boards also noted that the sub-advisory fees are paid to Brandes by BACAP and not directly by the Funds, and that the Boards separately determined that the Advisory Agreement Rates for the sub-advised Funds were fair and equitable. They also noted that shareholders would receive benefits from any economies of scale through breakpoints in the Advisory Agreement Rates (except for Nations Marsico International Opportunities Master Portfolio, whose Advisory Agreement Rate did not offer breakpoints).

  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND
  SUB-ADVISORY AGREEMENTS (CONTINUED)                           (UNAUDITED)


The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Boards also received and considered information about the nature, extent and quality of services and fee rates offered by BACAP and Brandes to their other clients, including other registered investment companies and institutional investors. The Boards considered that Marsico Capital did not provide such information because it treats such information as confidential. The Boards concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to other BACAP and Brandes clients. Where rates offered to other clients of BACAP were appreciably lower, the Boards concluded, based on information provided by BACAP, that the costs associated with managing and operating a registered open-end fund, compared with an institutional investor account, provided a justification for the higher fee rates charged to the Funds.

The Nations Master Investment Trust Board did not receive comparative fee rate materials for Marsico Capital, but concluded that the Sub-Advisory Agreement Rates were fair and equitable based on other considerations, including the performance of Funds as sub-advised by the Sub-Adviser. The Board also noted that the sub-advisory fees are paid to Marsico Capital by BACAP and not directly by the Funds, and that the Board separately determined that the Advisory Agreement Rates for the sub-advised Funds were fair and equitable.

Other Benefits to BACAP and the Sub-Advisers

The Boards received and considered information regarding potential "fall-out" or ancillary benefits received by BACAP and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of BACAP and the Sub-Advisers with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in the business of BACAP and the Sub-Advisers as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by BACAP and its affiliates or a Sub-Adviser and its affiliates).

The Boards also considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, including whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed the respective policies of BACAP and the Sub-Advisers regarding the allocation of portfolio investment opportunities among the Funds and other clients.

Other Factors and Broader Review

The Boards also considered the markets for the Funds, including the principal channels through which the Funds' shares are offered and sold. The Boards noted that the Funds in the Nations Funds complex are generally utilized primarily by fiduciary accounts, over many of which Bank of America, N.A. and its affiliates exercise discretionary authority.

The Boards noted that Causeway Capital Management LLC ("Causeway") became a sub-adviser to Nations International Equity Master Portfolio in September 2004, and therefore is not yet subject to an annual re-approval requirement. Nonetheless, the Nations Master Investment Trust Board reviewed certain information related to Causeway as a part of its overall review of the Advisory Agreements of such Funds.

As discussed above, the Boards review detailed materials received from BACAP and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also regularly review and assess the quality of the services that the Funds receive throughout the year. In this regard, the Boards review reports of BACAP and the Sub-Advisers at least in each of their quarterly meetings, which include, among other things, a detailed portfolio review

  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND
  SUB-ADVISORY AGREEMENTS (CONTINUED)                           (UNAUDITED)


and detailed fund performance reports. In addition, the Boards confer with the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors and based on their deliberations and their evaluation of the information provided to them, the Boards concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

  SHAREHOLDER MEETING RESULTS                                        (UNAUDITED)


RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

On March 17, 2005, a Special Meeting of Shareholders of the Nations Funds Trust (the "Trust") was held to conduct a vote for or against the approval of the following Item on the Trust's Proxy Statement for said Meeting. On December 17, 2004, the record date of the Meeting, the Trust had 89,015,864,903 shares outstanding. The votes cast were as follows:

PROPOSAL 1.

ELECTION OF TRUSTEES:                                              FOR          WITHHELD
---------------------                                              ---          --------
Edward J. Boudreau, Jr. ....................................  60,106,221,350   182,307,606
William P. Carmichael.......................................  60,097,356,926   191,172,030
William A. Hawkins..........................................  60,107,769,386   180,759,570
R. Glenn Hilliard...........................................  60,106,552,355   181,976,601
Minor M. Shaw...............................................  60,099,464,530   189,064,426

  SHAREHOLDER MEETING RESULTS (CONTINUED)                            (UNAUDITED)


RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

On March 17, 2005, a Special Meeting of Shareholders of the Nations Master Investment Trust (the "Trust") was held to conduct a vote for or against the approval of the following Item on the Trust's Proxy Statement for said Meeting. On December 17, 2004, the record date of the Meeting, the Trust had 996,970,350 shares outstanding. The votes cast were as follows:

PROPOSAL 1.

ELECTION OF TRUSTEES:                                             FOR       WITHHELD
---------------------                                             ---       --------
Edward J. Boudreau, Jr. ....................................  911,066,248   4,746,035
William P. Carmichael.......................................  911,023,809   4,788,474
William A. Hawkins..........................................  911,084,335   4,727,948
R. Glenn Hilliard...........................................  911,060,388   4,751,895
Minor M. Shaw...............................................  911,038,474   4,773,809





THE NATIONS FUNDS                                                               HIGHER RISK/REWARD POTENTIAL
FAMILY OF FUNDS
THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT                                                                      INTERNATIONAL/
                                                                                                        GLOBAL
WITHIN EACH CATEGORY,                                                                                   FUNDS
THE FUNDS ARE LISTED FROM
AGGRESSIVE TO CONSERVATIVE.
                                                                                   EQUITY               Nations Marsico
                                                                                   FUNDS                International
                                                        FIXED                                           Opportunities Fund
                                                        INCOME
                                                        FUNDS                      GROWTH FUNDS         Nations International
                               MONEY                                                                    Equity Fund
                               MARKET                                              Nations Small
                               FUNDS                    TAXABLE                    Company Fund         Nations International
                                                        INCOME FUNDS                                    Value Fund
                                                                                   Nations Marsico
                               Nations Cash             Nations High Yield         21st Century Fund    Nations Global
                               Reserves                 Bond Fund                                       Value Fund
                                                                                   Nations MidCap
                               Nations Money            Nations Strategic          Growth Fund
                               Market Reserves          Income Fund
                                                                                   Nations Marsico
LOWER RISK/REWARD POTENTIAL    Nations Government       Nations Bond Fund          Focused Equities
                               Reserves                                            Fund
                                                        Nations Intermediate
                               Nations Treasury         Bond Fund                  Nations Marsico
                               Reserves                                            Growth Fund
                                                        Nations Government
                               Nations Tax-Exempt       Securities Fund
                               Reserves                                            BLEND FUNDS          SPECIALTY FUNDS
                                                        Nations Short-
                               Nations Municipal        Intermediate               Nations Asset
                               Reserves                 Government Fund            Allocation Fund      INDEX FUNDS

                               Nations California       Nations Short-Term         Nations Strategic    Nations SmallCap Index Fund
                               Tax-Exempt Reserves      Income Fund                Growth Fund
                                                                                                        Nations MidCap Index Fund
                               Nations New York
                               Tax-Exempt Reserves      TAX-EXEMPT                 VALUE FUNDS          Nations LargeCap Index Fund
                                                        INCOME FUNDS
                                                                                   Nations SmallCap     Nations LargeCap Enhanced
                                                        Nations Municipal          Value Fund           Core Fund
                                                        Income Fund
                                                                                   Nations MidCap
                                                        Nations State-Specific     Value Fund           ASSET ALLOCATION
                                                        Long-Term Municipal                             PORTFOLIOS
                                                        Bond Funds (CA, FL)        Nations Value Fund
                                                                                                        Nations LifeGoal
                                                        Nations Intermediate                            Growth Portfolio
                                                        Municipal Bond Fund
                                                                                                        Nations LifeGoal Balanced
                                                        Nations State-Specific                          Growth Portfolio
                                                        Intermediate Municipal
                                                        Bond Funds (CA, FL,                             Nations LifeGoal Income and
                                                        GA, KS, MD, NC, SC,                             Growth Portfolio
                                                        TN, TX, VA)
                                                                                                        Nations LifeGoal
                                                        Nations Short-Term                              Income Portfolio
                                                        Municipal Income Fund

                                                                                                        OTHER SPECIALTY FUNDS

                                                                                                        Nations Convertible
                                                                                                        Securities Fund

NF-02/054V-0405 (05/05) 05/5784

                                                     Nations LargeCap
                                                     Index Fund

                                                     Nations LargeCap Enhanced
                                                     Core Fund
Index Funds
                                                     Nations MidCap Index Fund

Annual report for the year ended                     Nations SmallCap
March 31, 2005                                       Index Fund





















                                                            [NATIONS FUNDS LOGO]

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting record are available (i) at www.nationsfunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-626-2275 (institutional investors) and 800-321-7854 (individual investors). Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP DISTRIBUTORS, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP DISTRIBUTORS, LLC, MEMBER NASD, SIPC



NOT FDIC INSURED                  MAY LOSE VALUE               NO BANK GUARANTEE

PRESIDENT'S LETTER

[CHRISTOPHER WILSON PHOTO]

                  DEAR SHAREHOLDER:

                  Columbia Management, the asset management division of Bank of America, is in the process of combining various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. Our objective is to provide our shareholders with the best products and services possible. A number of changes are in the works that we believe may offer significant benefits for our shareholders. Some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes later this year.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Nations Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ CHRISTOPHER WILSON

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

TABLE OF CONTENTS

                                       PORTFOLIO COMMENTARY
                                       Nations LargeCap Index Fund                                   3
                                       Nations LargeCap Enhanced Core Fund                           9
                                       Nations MidCap Index Fund                                    16
                                       Nations SmallCap Index Fund                                  22
                                       FINANCIAL STATEMENTS
                                       Investment portfolios                                        28
                                       Statements of assets and liabilities                         56
                                       Statements of operations                                     57
                                       Statements of changes in net assets                          58
                                       Schedules of capital stock activity                          60
                                       Financial highlights                                         64
                                       Notes to financial statements                                72
                                       Report of independent registered public accounting firm      84
                                       Tax information                                              85
                                       Fund governance                                              86
                                       Board consideration and re-approval of investment advisory
                                         agreement                                                  89
                                       Shareholder meeting results                                  92

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as a recommendation or investment advice.

NATIONS LARGECAP

INDEX FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS LARGECAP INDEX FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P 500 Index.**

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations LargeCap Index Fund Investor A Shares provided shareholders with a total return of 6.33%.***
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.


                           Nations LargeCap Index Fund seeks to provide investors with the potential for returns that closely approximate the fund's benchmark, the S&P 500 Index.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS DURING THE PAST 12 MONTHS?

                           Domestic and foreign economic news for the 12-month period from April 1, 2004, to March 31, 2005, was generally positive. In the United States, gross domestic product grew at an annualized rate of 3.5% for 2004. Job growth dominated the economic news and drove consumer confidence readings, which moved up and down depending on the number of new jobs reported. Unemployment fell from 5.7% to 5.2% during this reporting period. Consumer spending grew during the period as retail sales and the housing market remained strong. The business sector also contributed to the economy's solid pace, although business spending was not as robust as expected.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           During the 12-month period ended March 31, 2005, Nations LargeCap Index Fund (Investor A Shares) returned 6.33%. The S&P 500 Index returned 6.69%. Prior to deducting fees and expenses, the fund's return was calculated at 6.87%, which was in line with the index return for the period. As an unmanaged index, the S&P 500 Index does not have fees or any of the other expenses of investing.

                           WHICH SECTORS PROVED FAVORABLE FOR THE FUND?****

                           Within the S&P 500 Index, the best performing sectors for the reporting period were energy, utilities and industrials. All had positive double-digit returns, ranging from 15% to 45%. Sector returns within the fund's portfolio tend to mirror the benchmark, which is consistent with our investment objective.

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total return would have been lower.

                           ****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           EQUITY INVESTMENTS ARE AFFECTED BY STOCK MARKET FLUCTUATIONS THAT OCCUR
                           IN RESPONSE TO ECONOMIC AND BUSINESS DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LARGECAP

INDEX FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           WHICH SECTORS PROVED UNFAVORABLE FOR THE FUND?****

                           The technology and financial sectors were poor performers during the period. Both posted negative returns. Sector performance for health care was disappointing for the period, although it did manage to post a positive return. Sector returns within the fund's portfolio tend to mirror the benchmark, which is consistent with our investment objective.
                                --------------------------------------------

                           Vikram Kuriyan has managed Nations LargeCap Index Fund since February 2005. Mr. Kuriyan is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Prior to February 2005, the fund was managed by the Quantitative Strategies Team. Banc of America Capital Management, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                          ****Portfolio holdings and characteristics are subject
                              to change and may not be representative of current holdings and characteristics.
 4

NATIONS LARGECAP INDEX FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,068.66      1,024.23        0.72         0.71               0.14
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,067.22      1,022.99        2.01         1.97               0.39

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor and/or Administrator not reimbursed/waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS LARGECAP INDEX FUND
hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS LARGECAP INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 3.1%  Telecommunication services
 3.1%  Utilities
 3.2%  Materials
 8.6%  Energy
10.1%  Consumer staples
11.2%  Consumer discretionary
11.6%  Industrials
12.7%  Health care
14.8%  Information technology
19.4%  Financials
 2.2%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  General Electric                        3.5%
                                                                            -------------------------------------------------
                                                                              2  Exxon Mobil                             3.4%
                                                                            -------------------------------------------------
                                                                              3  Microsoft                               2.2%
                                                                            -------------------------------------------------
                                                                              4  Citigroup                               2.1%
                                                                            -------------------------------------------------
                                                                              5  Johnson & Johnson                       1.8%
                                                                            -------------------------------------------------
                                                                              6  Pfizer                                  1.8%
                                                                            -------------------------------------------------
                                                                              7  Bank of America                         1.6%
                                                                            -------------------------------------------------
                                                                              8  Wal-Mart Stores                         1.5%
                                                                            -------------------------------------------------
                                                                              9  International Business Machines         1.3%
                                                                            -------------------------------------------------
                                                                             10  Intel                                   1.3%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS LARGECAP INDEX FUND

PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES (AS OF 3/31/05) RETURN CHART]

                                                 NATIONS LARGECAP INDEX       LIPPER S&P 500 INDEX
                                                          FUND               OBJECTIVE FUNDS AVERAGE          S&P 500 INDEX
                                                 ----------------------      -----------------------          -------------
Oct. 10 1995                                              10000                       10000                       10000
1996                                                      11267                       11295                       11297
                                                          13414                       13484                       13537
1998                                                      19663                       19852                       20035
                                                          23200                       23438                       23734
2000                                                      27219                       27476                       27991
                                                          21182                       21431                       21923
2002                                                      21118                       21350                       21975
                                                          15779                       15976                       16534
2004                                                      21223                       21448                       22341
Mar. 31 2005                                              22565                       22754                       23836


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

                                                                                    SINCE INCEPTION
                                                                                    (10/10/95
                                                                                     through
                                                                                     3/31/05)        8.97%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LargeCap Index Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper S&P 500 Index Objective Funds Average are passively managed, limited-expense funds designed to replicate the performance of the S&P 500. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A Shares may vary based on the differences in fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                   PRIMARY A       INVESTOR A
Inception date                                                     12/15/93         10/10/95
--------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                    6.57%            6.33%
--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                               2.50%            2.24%
5 YEARS                                                              -3.43%           -3.68%
10 YEARS                                                             10.46%             --
SINCE INCEPTION                                                      10.27%            8.97%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.
 8

NATIONS LARGECAP ENHANCED

CORE FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS LARGECAP ENHANCED CORE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the S&P 500 Index.**

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations LargeCap Enhanced Core Fund Investor A Shares provided shareholders with a total return of 6.59%.***
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Unlike traditional index funds, Nations LargeCap Enhanced Core Fund is an active, quantitatively managed mutual fund. We believe that maximizing the portfolio's exposure to attractive security selection factors, while simultaneously seeking to manage portfolio risk, may provide investors with the potential for positive incremental performance relative to the S&P 500 Index, the fund's benchmark.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS DURING THE PAST 12 MONTHS?

                           Domestic and foreign economic news for the 12-month period from April 1, 2004, to March 31, 2005, was generally positive. In the United States, gross domestic product grew at an annualized rate of 3.5% for 2004. Job growth dominated the economic news and drove consumer confidence readings, which moved up and down depending on the number of new jobs reported. Unemployment fell from 5.7% to 5.2% during this reporting period. Consumer spending grew during the period as retail sales and the housing market remained strong. The business sector also contributed to the economy's solid pace, although business spending was not as robust as expected.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           During the 12-month period ended March 31, 2005, Nations LargeCap Enhanced Core Fund (Investor A Shares) returned 6.59%. The S&P 500 Index returned 6.69%. Prior to deducting fees and expenses, the fund's return was calculated at 7.39%, which was better than the index return for the period. As an unmanaged index, the S&P 500 Index does not have fees or any of the other expenses of investing.

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total return would have been lower.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           EQUITY INVESTMENTS ARE AFFECTED BY STOCK MARKET FLUCTUATIONS THAT OCCUR
                           IN RESPONSE TO ECONOMIC AND BUSINESS DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LARGECAP ENHANCED

CORE FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           PLEASE DESCRIBE THE INVESTMENT PROCESS.

                           Our stock selection process uses quantitative analysis to determine the attractiveness of the portfolio. Our stock selection methodology is based on a proprietary adaptive model that evaluates both fundamental and technical data. A variety of security selection factors, including those traditionally classified as value, growth, price momentum and earnings momentum, have been dynamically evaluated to identify the factors we believe to be the most reliable predictors for generating returns above the benchmark index.

                           As part of the investment process, we analyze all securities in the fund's benchmark in a comprehensive and uniform manner. In our opinion, the result of our analysis is a portfolio that maintains exposure to those attributes believed to be indicative of superior performance, while minimizing exposure to unpredictable sources of systematic or market risk. The risk management strategy is intended to produce a portfolio whose aggregate characteristics closely resemble the benchmark while muting exposure to systematic risk factors such as sector, size and style bias.

                           Our investment process also employs other strategies to add incremental excess returns from sources that are uncorrelated to our primary security selection methodology. We believe market inefficiencies exist which can be identified and exploited. There are events -- for example, merger and acquisition activities -- which may create arbitrage opportunities that we can take advantage of to enhance portfolio returns.

                           WHICH SECTORS PROVED FAVORABLE FOR THE FUND?****

                           Energy, health care and consumer staples were the largest contributors to the fund's excess return. Within the energy sector, the best performer was Valero Energy, an independent refiner. The aging of the "baby boomer" generation continues to have a positive effect on health care companies, especially those that manufacture and sell medical devices. An increase in orthopedic device and implant sales benefited the stocks of Biomet and Stryker. Within the consumer staples sector, Reynolds American saw a boost in its stock as it started to resolve its legal issues.

                           WHICH SECTORS PROVED UNFAVORABLE FOR THE FUND?****

                           The fund had an underweight position in utilities, which hampered performance. This modest underweight cut across all sub-sectors within utilities and the fund was not able to participate fully in this sector's good performance for the period. Within the financials sector, fund performance was also hurt by an overweight position in American International Group. This stock suffered as unresolved legal and regulatory issues had a negative effect on the insurance industry.

                           General Electric benefited from a boost in investor confidence during the second half of the period, after CEO Jeff Immelt announced a bullish multi-year earnings outlook. An underweight position in GE meant that the fund did not benefit as much as it could in this stock's rally. As a result, the fund's return in the industrials sector was not as strong as it could have been.
                                --------------------------------------------

                        ****Portfolio holdings and characteristics are subject
                            to change and may not be representative of current holdings and characteristics.
 10

NATIONS LARGECAP ENHANCED

CORE FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           Vikram Kuriyan has managed Nations LargeCap Enhanced Core Fund since February 2005. Mr. Kuriyan is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Prior to February 2005, the fund was managed by the Quantitative Strategies Team. Banc of America Capital Management, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS LARGECAP ENHANCED

CORE FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,075.44      1,022.44        2.59         2.52               0.50
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,074.05      1,021.19        3.88         3.78               0.75

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor and/or Administrator not reimbursed/waived a portion of expenses, total return would have been reduced.

NATIONS LARGECAP ENHANCED

CORE FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS LARGECAP ENHANCED
CORE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 2.2%  Utilities
 2.2%  Telecommunication services
 3.9%  Materials
 9.6%  Industrials
 9.7%  Consumer staples
10.5%  Consumer discretionary
10.5%  Energy
13.2%  Health care
16.7%  Information technology
16.7%  Financials
 4.8%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Exxon Mobil                             3.6%
                                                                            -------------------------------------------------
                                                                              2  Microsoft                               2.5%
                                                                            -------------------------------------------------
                                                                              3  General Electric                        2.5%
                                                                            -------------------------------------------------
                                                                              4  Citigroup                               2.0%
                                                                            -------------------------------------------------
                                                                              5  Wal-Mart Stores                         1.8%
                                                                            -------------------------------------------------
                                                                              6  Johnson & Johnson                       1.8%
                                                                            -------------------------------------------------
                                                                              7  Pfizer                                  1.8%
                                                                            -------------------------------------------------
                                                                              8  Intel                                   1.7%
                                                                            -------------------------------------------------
                                                                              9  ChevronTexaco                           1.6%
                                                                            -------------------------------------------------
                                                                             10  Dell                                    1.6%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS LARGECAP ENHANCED
CORE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES (AS OF 3/31/05) RETURN CHART]

                                                NATIONS LARGECAP ENHANCED     LIPPER LARGE-CAP CORE
                                                        CORE FUND                 FUNDS AVERAGE               S&P 500 INDEX
                                                -------------------------     ---------------------           -------------
July 31 1996                                              10000                       10000                       10000
                                                          12012                       11657                       11998
1998                                                      17683                       16681                       17757
                                                          20330                       18997                       21035
2000                                                      23388                       22845                       24809
                                                          18301                       18299                       19430
2002                                                      18767                       18004                       19477
                                                          14031                       13413                       14654
2004                                                      19233                       17660                       19801
Mar. 31 2005                                              20500                       18372                       21127


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION
     (7/31/96 through 3/31/05)     8.64%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LargeCap Enhanced Core Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Large-Cap Core Funds Average invest at least 75% of their equity assets in large-capitalization companies that typically have average price-to-earnings and price-to-book ratios compared to the S&P 500 Index. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A Shares may vary based on the differences in fees paid by the shareholders investing in this class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                  PRIMARY A      INVESTOR A
Inception date                                                     7/31/96        7/31/96
-------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                  6.90%           6.59%
-------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                             3.27%           2.99%
5 YEARS                                                            -2.33%          -2.60%
SINCE INCEPTION                                                     8.91%           8.64%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

NATIONS MIDCAP

INDEX FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS MIDCAP INDEX FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P MidCap 400 Index.**

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations MidCap Index Fund Investor A Shares provided shareholders with a total return of 10.03%.***

--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations MidCap Index Fund seeks to provide investors with the potential for returns that closely approximate the fund's benchmark, the S&P MidCap 400 Index.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS DURING THE PAST 12 MONTHS?

                           Domestic and foreign economic news for the 12-month period from April 1, 2004, to March 31, 2005, was generally positive. In the United States, gross domestic product grew at an annualized rate of 3.5% for 2004. Job growth dominated the economic news and drove consumer confidence readings, which moved up and down depending on the number of new jobs reported. Unemployment fell from 5.7% to 5.2% during this reporting period. Consumer spending grew during the period as retail sales and the housing market remained strong. The business sector also contributed to the economy's solid pace, although business spending was not as robust as expected.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           During the 12-month period ended March 31, 2005, Nations MidCap Index Fund (Investor A Shares) returned 10.03%. The S&P MidCap 400 Index returned 10.43%. Prior to deducting fees and expenses, the fund's return was calculated at 10.57%, which was in line with the index. As an unmanaged index, the S&P MidCap 400 Index does not have fees or any of the other expenses of investing.

                           During the reporting period, mid-cap stocks outpaced large-cap stocks. As measured by the S&P 500 Index, large-cap stocks returned 6.69% for the period.****

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation and weighted by market value. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total return would have been lower.

                           ****The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           EQUITY INVESTMENTS ARE AFFECTED BY STOCK MARKET FLUCTUATIONS THAT OCCUR
                           IN RESPONSE TO ECONOMIC AND BUSINESS DEVELOPMENTS.

                           INVESTING IN MID-CAP STOCKS MAY PRESENT SPECIAL RISKS, INCLUDING POSSIBLE
                           ILLIQUIDITY AND GREATER PRICE VOLATILITY THAN STOCKS OF LARGER, MORE
                           ESTABLISHED COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MIDCAP

INDEX FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           WHICH SECTORS PROVED FAVORABLE FOR THE
                           FUND?+


                           It was a very good year for energy, materials and utilities. These sectors had the best performance within the S&P MidCap 400 Index during the reporting period. They all posted positive returns ranging from 15% to 46%. Sector returns within the fund's portfolio tend to mirror the benchmark, which is consistent with our investment objective.

                           WHICH SECTORS PROVED UNFAVORABLE FOR THE FUND?+

                           Technology had a difficult year within the S&P MidCap 400 Index. Sector returns within the fund's portfolio tend to mirror the benchmark, which is consistent with our investment objective.
                                --------------------------------------------

                           Vikram Kuriyan has managed Nations MidCap Index Fund since February 2005. Mr. Kuriyan is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Prior to February 2005, the fund was managed by the Quantitative Strategies Team. Banc of America Capital Management, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MIDCAP INDEX FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,116.23      1,024.23        0.74         0.71               0.14
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,115.48      1,022.99        2.06         1.97               0.39

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor and/or Administrator not reimbursed/waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS MIDCAP INDEX FUND
hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS MIDCAP INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 0.5%  Telecommunication services
 4.6%  Consumer staples
 5.4%  Materials
 7.2%  Utilities
 7.5%  Energy
11.7%  Health care
12.9%  Industrials
13.9%  Information technology
16.9%  Financials
19.1%  Consumer discretionary
 0.3%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Murphy Oil                              0.8%
                                                                            -------------------------------------------------
                                                                              2  D.R. Horton                             0.8%
                                                                            -------------------------------------------------
                                                                              3  Legg Mason                              0.8%
                                                                            -------------------------------------------------
                                                                              4  Lennar                                  0.8%
                                                                            -------------------------------------------------
                                                                              5  Weatherford International               0.8%
                                                                            -------------------------------------------------
                                                                              6  Coventry Health Care                    0.7%
                                                                            -------------------------------------------------
                                                                              7  Patterson Companies                     0.7%
                                                                            -------------------------------------------------
                                                                              8  Smith International                     0.6%
                                                                            -------------------------------------------------
                                                                              9  Whole Foods Market                      0.6%
                                                                            -------------------------------------------------
                                                                             10  Caesars Entertainment                   0.6%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MIDCAP INDEX FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES (AS OF 3/31/05) RETURN CHART]

                                                                            LIPPER MID-CAP CORE FUNDS
                                                NATIONS MIDCAP INDEX FUND            AVERAGE              S&P MIDCAP 400 INDEX
                                                -------------------------   -------------------------     --------------------
May 31 2000                                               10000                       10000                       10000
2001                                                       9716                        9564                        9763
                                                          11464                       10679                       11607
2003                                                       8715                        8211                        8885
                                                          12925                       12119                       13248
Mar. 31 2005                                              14221                       13265                       14628


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION

     (5/31/00 through 3/31/05)      7.56%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations MidCap Index Fund from the inception of the share class. The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation and weighted by market value. Funds in the Lipper Mid-Cap Core Funds Average invest at least 75% of their equity assets in mid-capitalization companies that typically have average price-to-earnings and price-to-book ratios compared to the S&P MidCap 400 Index. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A Shares may vary based on the differences in fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                  PRIMARY A      INVESTOR A
Inception date                                                     3/31/00        5/31/00
-------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                  10.32%         10.03%
-------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                              7.73%          7.45%
5 YEARS                                                              6.52%            --
SINCE INCEPTION                                                      6.52%          7.56%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

NATIONS SMALLCAP

INDEX FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS SMALLCAP INDEX FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P SmallCap 600 Index.**

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations SmallCap Index Fund Investor A Shares provided shareholders with a total return of 12.58%.***
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations SmallCap Index Fund seeks to provide investors with the potential for returns that closely approximate the fund's benchmark, the S&P SmallCap 600 Index.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS DURING THE PAST 12 MONTHS?

                           Domestic and foreign economic news for the 12-month period from April 1, 2004, to March 31, 2005, was generally positive. In the United States, gross domestic product grew at an annualized rate of 3.5% for 2004. Job growth dominated the economic news and drove consumer confidence readings, which moved up and down depending on the number of new jobs reported. Unemployment fell from 5.7% to 5.2% during this reporting period. Consumer spending grew during the period as retail sales and the housing market remained strong. The business sector also contributed to the economy's solid pace, although business spending was not as robust as expected.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           During the 12-month period ended March 31, 2005, Nations SmallCap Index Fund (Investor A Shares) returned 12.58%. The S&P SmallCap 600 Index returned 13.08%. Prior to deducting fees and expenses, the fund's return was calculated at 13.21%, which tracked index performance. As an unmanaged index, the S&P SmallCap 600 Index does not have fees or any of the other expenses of investing.

                           Small-cap stocks sharply outperformed large-cap stocks during the reporting period. As measured by the S&P 500 Index, large-cap stocks returned 6.69% for the period.****

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **The S&P SmallCap 600 Index is an unmanaged index of 600 common stocks weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total return would have been lower.

                           ****The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           INVESTMENTS IN SMALL-CAP STOCKS MAY BE SUBJECT TO GREATER VOLATILITY AND
                           PRICE FLUCTUATIONS BECAUSE THEY MAY BE THINLY TRADED AND LESS LIQUID
                           THAN INVESTMENTS IN LARGER COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SMALLCAP

INDEX FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           WHICH SECTORS PROVED FAVORABLE FOR THE FUND?+

                           The best performing sectors within the S&P SmallCap 600 Index were energy, materials and utilities. All had positive double digit returns ranging from 22% to 55%. Sector returns within the fund's portfolio tend to mirror the benchmark, which is consistent with our investment objective.

                           WHICH SECTORS PROVED UNFAVORABLE FOR THE FUND?+

                           Technology was the worst performing sector within the S&P SmallCap 600 Index. This sector posted a negative return for the reporting period. Sector performance for telecommunications and financials, though positive, were below the S&P 600 average and among the worst performing within the index. Sector returns within the fund's portfolio tend to mirror the benchmark, which is consistent with our investment objective.
                                --------------------------------------------
                           Vikram Kuriyan has managed Nations SmallCap Index Fund since February 2005. Mr. Kuriyan is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Prior to February 2005, the fund was managed by the Quantitative Strategies Team. Banc of America Capital Management, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS SMALLCAP INDEX FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,105.71      1,023.88        1.10         1.06               0.21
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,104.31      1,022.64        2.41         2.32               0.46

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor and/or Administrator not reimbursed/waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS SMALLCAP INDEX FUND
hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS SMALLCAP INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 0.3%  Telecommunication services
 3.5%  Consumer staples
 4.5%  Utilities
 6.6%  Materials
 6.6%  Energy
12.8%  Health care
14.2%  Financials
15.0%  Information technology
17.6%  Consumer discretionary
18.2%  Industrials
 0.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  NVR                                     0.9%
                                                                            -------------------------------------------------
                                                                              2  Cooper                                  0.6%
                                                                            -------------------------------------------------
                                                                              3  Massey Energy                           0.6%
                                                                            -------------------------------------------------
                                                                              4  Polaris Industries                      0.6%
                                                                            -------------------------------------------------
                                                                              5  Oshkosh Truck                           0.6%
                                                                            -------------------------------------------------
                                                                              6  Patina Oil and Gas                      0.6%
                                                                            -------------------------------------------------
                                                                              7  Roper Industries                        0.5%
                                                                            -------------------------------------------------
                                                                              8  M.D.C. Holdings                         0.5%
                                                                            -------------------------------------------------
                                                                              9  Pharmaceutical Product Development      0.5%
                                                                            -------------------------------------------------
                                                                             10  Timken                                  0.5%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SMALLCAP INDEX FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES (AS OF 3/31/05) RETURN CHART]

                                                 NATIONS SMALLCAP INDEX       LIPPER SMALL-CAP CORE
                                                          FUND                    FUNDS AVERAGE          S&P SMALLCAP 600 INDEX
                                                 ----------------------       ---------------------      ----------------------
Oct. 15 1996                                              10000                       10000                       10000
1997                                                       9848                        9350                        9833
                                                          14511                       13451                       14521
1999                                                      11512                       10757                       11743
                                                          14121                       15817                       15349
2001                                                      13830                       15159                       15152
                                                          16731                       18010                       18481
2003                                                      12471                       13417                       13896
                                                          19421                       21503                       21746
Mar. 31 2004                                              21867                       23197                       24588


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION

     (10/15/96 through 3/31/05)     9.69%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations SmallCap Index Fund from the inception of the share class. The S&P SmallCap 600 Index is an unmanaged index of 600 common stocks weighted by market capitalization. Funds in the Lipper Small-Cap Core Funds Average invest at least 75% of their equity assets in small-capitalization companies that typically have average price-to-earnings and price-to-book ratios compared to the S&P SmallCap 600 Index. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A Shares may vary based on the differences in fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                   PRIMARY A       INVESTOR A
Inception date                                                     10/15/96         10/15/96
---------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                   12.84%           12.58%
---------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                               9.60%            9.33%
5 YEARS                                                               9.43%            9.14%
SINCE INCEPTION                                                       9.98%            9.69%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

NATIONS FUNDS

Nations LargeCap Index Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMON STOCKS -- 97.8%
            CONSUMER DISCRETIONARY -- 11.2%
            AUTO COMPONENTS -- 0.2%
    9,650   Cooper Tire & Rubber Co. .....................................   $      177
   20,650   Dana Corp. ...................................................          264
   77,175   Delphi Corp. .................................................          346
   24,150   Goodyear Tire & Rubber Co.(a)(b)..............................          323
   26,350   Johnson Controls, Inc. .......................................        1,469
   17,875   Visteon Corp. ................................................          102
                                                                             ----------
                                                                                  2,681
                                                                             ----------
            AUTOMOBILES -- 0.5%
  251,975   Ford Motor Co. ...............................................        2,855
   77,700   General Motors Corp.(b).......................................        2,284
   40,175   Harley-Davidson, Inc. ........................................        2,320
                                                                             ----------
                                                                                  7,459
                                                                             ----------
            DISTRIBUTORS -- 0.1%
   24,025   Genuine Parts Co. ............................................        1,045
                                                                             ----------
            HOTELS, RESTAURANTS AND LEISURE -- 1.5%
   72,550   Carnival Corp. ...............................................        3,759
   20,350   Darden Restaurants, Inc. .....................................          624
   15,675   Harrah's Entertainment, Inc. .................................        1,012
   52,900   Hilton Hotels Corp. ..........................................        1,182
   47,500   International Game Technology, Inc. ..........................        1,266
   27,650   Marriott International, Inc., Class A.........................        1,849
  175,050   McDonald's Corp. .............................................        5,451
   55,000   Starbucks Corp.(a)............................................        2,841
   29,275   Starwood Hotels & Resorts Worldwide, Inc. ....................        1,758
   15,675   Wendy's International, Inc. ..................................          612
   40,125   Yum! Brands, Inc. ............................................        2,079
                                                                             ----------
                                                                                 22,433
                                                                             ----------
            HOUSEHOLD DURABLES -- 0.5%
   11,075   Black & Decker Corp. .........................................          875
   17,375   Centex Corp. .................................................          995
   19,925   Fortune Brands, Inc. .........................................        1,607
    5,725   KB Home.......................................................          672
   26,300   Leggett & Platt, Inc. ........................................          760
   10,925   Maytag Corp.(b)...............................................          153
   37,850   Newell Rubbermaid, Inc. ......................................          830
   16,275   Pulte Homes, Inc. ............................................        1,198
    8,000   Snap-On, Inc. ................................................          254
   10,400   Stanley Works.................................................          471
    9,225   Whirlpool Corp. ..............................................          625
                                                                             ----------
                                                                                  8,440
                                                                             ----------
            INTERNET AND CATALOG RETAIL -- 0.4%
  166,800   eBay, Inc.(a).................................................        6,215
                                                                             ----------
            LEISURE EQUIPMENT AND PRODUCTS -- 0.2%
   13,325   Brunswick Corp. ..............................................          624
   39,450   Eastman Kodak Co. ............................................        1,284
   22,925   Hasbro, Inc. .................................................          469
   57,300   Mattel, Inc. .................................................        1,224
                                                                             ----------
                                                                                  3,601
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            MEDIA -- 3.9%
   72,425   Clear Channel Communications, Inc.(b).........................   $    2,496
  304,406   Comcast Corp., Class A(a).....................................       10,283
    9,675   Dow Jones & Co., Inc. ........................................          362
   34,600   Gannett Co., Inc. ............................................        2,736
   58,150   Interpublic Group of Companies, Inc.(a).......................          714
   10,350   Knight-Ridder, Inc.(b)........................................          696
   26,200   McGraw-Hill Companies, Inc. ..................................        2,286
    6,300   Meredith Corp. ...............................................          295
   20,050   New York Times Co., Class A(b)................................          733
  396,500   News Corp., Class A...........................................        6,709
   25,675   Omnicom Group, Inc............................................        2,273
  632,475   Time Warner, Inc.(a)..........................................       11,100
   41,050   Tribune Co. ..................................................        1,637
   40,150   Univision Communications, Inc., Class A(a)....................        1,112
  234,650   Viacom, Inc., Class B.........................................        8,173
  281,750   Walt Disney Co. ..............................................        8,095
                                                                             ----------
                                                                                 59,700
                                                                             ----------
            MULTILINE RETAIL -- 1.2%
   15,575   Big Lots, Inc.(a).............................................          187
    9,675   Dillard's, Inc., Class A......................................          260
   41,450   Dollar General Corp. .........................................          908
   23,100   Family Dollar Stores, Inc. ...................................          701
   23,300   Federated Department Stores, Inc. ............................        1,483
   39,350   J.C. Penney Co., Inc. ........................................        2,043
   44,825   Kohl's Corp.(a)...............................................        2,314
   40,225   May Department Stores Co. ....................................        1,489
   17,375   Nordstrom, Inc. ..............................................          962
   14,360   Sears Holdings Corp.(a).......................................        1,912
  123,250   Target Corp. .................................................        6,165
                                                                             ----------
                                                                                 18,424
                                                                             ----------
            SPECIALTY RETAIL -- 2.3%
   31,075   Autonation, Inc.(a)...........................................          589
    9,325   AutoZone, Inc.(a).............................................          799
   41,625   Bed Bath & Beyond, Inc.(a)....................................        1,521
   41,150   Best Buy Co., Inc. ...........................................        2,222
   26,350   Circuit City Stores, Inc. ....................................          423
  101,300   Gap, Inc. ....................................................        2,212
  302,175   Home Depot, Inc. .............................................       11,555
   52,575   Limited Brands................................................        1,278
  106,375   Lowe's Companies, Inc. .......................................        6,073
   43,050   Office Depot, Inc.(a).........................................          955
   12,825   OfficeMax, Inc. ..............................................          430
   21,775   RadioShack Corp. .............................................          533
   17,425   Sherwin-Williams Co. .........................................          766
   68,175   Staples, Inc. ................................................        2,143
   19,975   Tiffany & Co. ................................................          689
   66,325   TJX Companies, Inc. ..........................................        1,634
   29,575   Toys "R" Us, Inc.(a)..........................................          762
                                                                             ----------
                                                                                 34,584
                                                                             ----------
            TEXTILES, APPAREL AND LUXURY GOODS -- 0.4%
   26,300   Coach, Inc.(a)................................................        1,489
   16,800   Jones Apparel Group, Inc. ....................................          562
   14,975   Liz Claiborne, Inc. ..........................................          601
   31,675   NIKE, Inc., Class B...........................................        2,639

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS

Nations LargeCap Index Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            TEXTILES, APPAREL AND LUXURY GOODS -- (CONTINUED)
    7,675   Reebok International Ltd. ....................................   $      340
   13,775   V.F. Corp. ...................................................          815
                                                                             ----------
                                                                                  6,446
                                                                             ----------
                                                                                171,028
                                                                             ----------
            CONSUMER STAPLES -- 10.1%
            BEVERAGES -- 2.2%
  106,925   Anheuser-Busch Companies, Inc. ...............................        5,067
   12,425   Brown-Forman Corp., Class B...................................          680
  311,675   Coca-Cola Co. ................................................       12,988
   48,550   Coca-Cola Enterprises, Inc. ..................................          996
   11,075   Molson Coors Brewing Co., Class B.............................          855
   27,100   Pepsi Bottling Group, Inc. ...................................          755
  230,950   PepsiCo, Inc. ................................................       12,247
                                                                             ----------
                                                                                 33,588
                                                                             ----------
            FOOD AND STAPLES RETAILING -- 2.8%
   50,650   Albertson's, Inc.(b)..........................................        1,046
   65,025   Costco Wholesale Corp. .......................................        2,873
   55,025   CVS Corp. ....................................................        2,895
  100,725   Kroger Co.(a).................................................        1,615
   61,600   Safeway, Inc.(a)..............................................        1,141
   18,550   SUPERVALU, Inc. ..............................................          619
   87,625   Sysco Corp. ..................................................        3,137
  466,250   Wal-Mart Stores, Inc. ........................................       23,364
  140,550   Walgreen Co. .................................................        6,243
                                                                             ----------
                                                                                 42,933
                                                                             ----------
            FOOD PRODUCTS -- 1.2%
   85,800   Archer-Daniels-Midland Co. ...................................        2,109
   44,850   Campbell Soup Co. ............................................        1,301
   70,950   ConAgra Foods, Inc. ..........................................        1,917
   50,250   General Mills, Inc. ..........................................        2,470
   48,175   H.J. Heinz Co. ...............................................        1,775
   30,125   Hershey Foods Corp. ..........................................        1,821
   48,300   Kellogg Co. ..................................................        2,090
   18,675   McCormick & Co., Inc. ........................................          643
  108,600   Sara Lee Corp. ...............................................        2,407
   26,950   Wrigley (Wm.) Jr. Co. ........................................        1,767
                                                                             ----------
                                                                                 18,300
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 1.8%
   21,150   Clorox Co. ...................................................        1,332
   72,275   Colgate-Palmolive Co. ........................................        3,771
   66,200   Kimberly-Clark Corp. .........................................        4,351
  347,125   Procter & Gamble Co. .........................................       18,398
                                                                             ----------
                                                                                 27,852
                                                                             ----------
            PERSONAL PRODUCTS -- 0.7%
   11,637   Alberto-Culver Co. ...........................................          557
   64,925   Avon Products, Inc. ..........................................        2,788
  136,425   Gillette Co. .................................................        6,886
                                                                             ----------
                                                                                 10,231
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            TOBACCO -- 1.4%
  284,625   Altria Group, Inc. ...........................................   $   18,612
   16,000   Reynolds American, Inc. ......................................        1,289
   22,750   UST, Inc. ....................................................        1,176
                                                                             ----------
                                                                                 21,077
                                                                             ----------
                                                                                153,981
                                                                             ----------
            ENERGY -- 8.6%
            ENERGY EQUIPMENT AND SERVICES -- 1.2%
   46,500   Baker Hughes, Inc. ...........................................        2,069
   22,400   BJ Services Co. ..............................................        1,162
   69,375   Halliburton Co. ..............................................        3,000
   19,475   Nabors Industries Ltd.(a).....................................        1,152
   23,100   National-Oilwell Varco, Inc.(a)...............................        1,079
   18,700   Noble Corp. ..................................................        1,051
   14,775   Rowan Companies, Inc. ........................................          442
   81,175   Schlumberger Ltd. ............................................        5,721
   44,150   Transocean, Inc.(a)...........................................        2,272
                                                                             ----------
                                                                                 17,948
                                                                             ----------
            OIL AND GAS -- 7.4%
   11,700   Amerada Hess Corp. ...........................................        1,126
   32,600   Anadarko Petroleum Corp. .....................................        2,481
   44,961   Apache Corp. .................................................        2,753
    9,100   Ashland, Inc. ................................................          614
   53,275   Burlington Resources, Inc. ...................................        2,667
  289,575   ChevronTexaco Corp. ..........................................       16,885
   95,727   ConocoPhillips................................................       10,323
   66,000   Devon Energy Corp. ...........................................        3,152
   88,500   El Paso Corp. ................................................          936
   32,850   EOG Resources, Inc. ..........................................        1,601
  878,700   Exxon Mobil Corp. ............................................       52,371
   22,450   Kerr-McGee Corp. .............................................        1,759
   15,075   Kinder Morgan, Inc. ..........................................        1,141
   47,750   Marathon Oil Corp. ...........................................        2,240
   54,625   Occidental Petroleum Corp. ...................................        3,888
    9,500   Sunoco, Inc. .................................................          983
   37,250   Unocal Corp. .................................................        2,298
   35,350   Valero Energy Corp. ..........................................        2,590
   78,425   Williams Companies, Inc. .....................................        1,475
   47,766   XTO Energy, Inc. .............................................        1,569
                                                                             ----------
                                                                                112,852
                                                                             ----------
                                                                                130,800
                                                                             ----------
            FINANCIALS -- 19.4%
            CAPITAL MARKETS -- 2.8%
  107,075   Bank of New York Co. .........................................        3,111
   15,625   Bear Stearns Companies, Inc. .................................        1,561
  157,525   Charles Schwab Corp. .........................................        1,656
   51,000   E*TRADE Financial Corp.(a)....................................          612
   13,050   Federated Investors, Inc., Class B............................          369
   27,200   Franklin Resources, Inc. .....................................        1,867
   61,575   Goldman Sachs Group, Inc. ....................................        6,773
   32,500   Janus Capital Group, Inc. ....................................          453
   38,025   Lehman Brothers Holdings, Inc. ...............................        3,580
   58,275   Mellon Financial Corp. .......................................        1,663
  128,075   Merrill Lynch & Co., Inc. ....................................        7,249
  153,075   Morgan Stanley................................................        8,764
   27,975   Northern Trust Corp. .........................................        1,215

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LargeCap Index Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            CAPITAL MARKETS -- (CONTINUED)
   45,900   State Street Corp. ...........................................   $    2,007
   17,000   T. Rowe Price Group, Inc. ....................................        1,009
                                                                             ----------
                                                                                 41,889
                                                                             ----------
            COMMERCIAL BANKS -- 5.7%
   48,875   AmSouth Bancorp...............................................        1,268
  557,850   Bank of America Corp.(c)......................................       24,601
   75,475   BB&T Corp. ...................................................        2,950
   23,375   Comerica, Inc. ...............................................        1,287
   17,000   Compass Bancshares, Inc. .....................................          772
   71,525   Fifth Third Bancorp...........................................        3,074
   16,950   First Horizon National Corp. .................................          691
   31,950   Huntington Bancshares, Inc. ..................................          764
   55,925   KeyCorp.......................................................        1,815
   13,500   M&T Bank Corp. ...............................................        1,378
   28,625   Marshall & Ilsley Corp. ......................................        1,195
   81,400   National City Corp. ..........................................        2,727
   64,737   North Fork Bancorporation, Inc. ..............................        1,796
   38,850   PNC Financial Services Group, Inc. ...........................        2,000
   63,915   Regions Financial Corp. ......................................        2,071
   46,600   SunTrust Banks, Inc. .........................................        3,358
   42,775   Synovus Financial Corp. ......................................        1,192
  255,000   U.S. Bancorp..................................................        7,349
  218,199   Wachovia Corp. ...............................................       11,108
  233,325   Wells Fargo & Co. ............................................       13,953
   12,400   Zions Bancorporation..........................................          856
                                                                             ----------
                                                                                 86,205
                                                                             ----------
            CONSUMER FINANCE -- 1.2%
  161,325   American Express Co. .........................................        8,287
   33,975   Capital One Financial Corp. ..................................        2,540
  175,812   MBNA Corp. ...................................................        4,316
   40,375   Providian Financial Corp.(a)..................................          693
   59,100   SLM Corp. ....................................................        2,946
                                                                             ----------
                                                                                 18,782
                                                                             ----------
            DIVERSIFIED FINANCIAL SERVICES -- 3.5%
   29,000   CIT Group, Inc. ..............................................        1,102
  719,025   Citigroup, Inc. ..............................................       32,313
  489,007   JPMorgan Chase & Co. .........................................       16,920
   18,900   Moody's Corp. ................................................        1,528
   41,250   Principal Financial Group, Inc. ..............................        1,588
                                                                             ----------
                                                                                 53,451
                                                                             ----------
            INSURANCE -- 4.1%
   39,150   Ace Ltd. .....................................................        1,616
   69,100   AFLAC, Inc. ..................................................        2,575
   93,425   Allstate Corp. ...............................................        5,051
   14,950   Ambac Financial Group, Inc. ..................................        1,117
  358,375   American International Group, Inc. ...........................       19,858
   43,550   Aon Corp. ....................................................          995
   26,325   Chubb Corp. ..................................................        2,087
   21,907   Cincinnati Financial Corp. ...................................          955
   40,650   Hartford Financial Services Group, Inc. ......................        2,787
   18,800   Jefferson-Pilot Corp. ........................................          922
   24,025   Lincoln National Corp. .......................................        1,084
   21,975   Loews Corp. ..................................................        1,616
   72,825   Marsh & McLennan Companies, Inc. .............................        2,215
   19,325   MBIA, Inc.(b).................................................        1,010

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            INSURANCE -- (CONTINUED)
  100,850   MetLife, Inc. ................................................   $    3,943
   27,550   Progressive Corp. ............................................        2,528
   72,125   Prudential Financial, Inc. ...................................        4,140
   17,550   SAFECO Corp. .................................................          855
   92,116   St. Paul Travelers Companies, Inc. ...........................        3,383
   14,900   Torchmark Corp. ..............................................          778
   40,925   UnumProvident Corp.(b)........................................          697
   19,150   XL Capital Ltd., Class A......................................        1,386
                                                                             ----------
                                                                                 61,598
                                                                             ----------
            REAL ESTATE -- 0.5%
   13,200   Apartment Investment & Management Co., Class A, REIT..........          491
   27,500   Archstone-Smith Trust, REIT...................................          938
   55,450   Equity Office Properties Trust, REIT..........................        1,671
   38,950   Equity Residential Properties, REIT...........................        1,254
   25,300   Plum Creek Timber Co., Inc., REIT.............................          903
   25,325   ProLogis Trust, REIT..........................................          940
   30,475   Simon Property Group, Inc., REIT..............................        1,846
                                                                             ----------
                                                                                  8,043
                                                                             ----------
            THRIFTS AND MORTGAGE FINANCE -- 1.6%
   79,898   Countrywide Financial Corp. ..................................        2,594
  133,175   Fannie Mae....................................................        7,251
   94,700   Freddie Mac...................................................        5,985
   38,900   Golden West Financial Corp. ..................................        2,353
   13,275   MGIC Investment Corp. ........................................          819
   51,525   Sovereign Bancorp, Inc. ......................................        1,142
  120,175   Washington Mutual, Inc. ......................................        4,747
                                                                             ----------
                                                                                 24,891
                                                                             ----------
                                                                                294,859
                                                                             ----------
            HEALTH CARE -- 12.7%
            BIOTECHNOLOGY -- 1.2%
  172,417   Amgen, Inc.(a)................................................       10,036
   27,025   Applera Corp. -- Applied Biosystems Group.....................          534
   45,852   Biogen Idec, Inc.(a)..........................................        1,582
   20,325   Chiron Corp.(a)(b)............................................          713
   34,150   Genzyme Corp.(a)..............................................        1,955
   59,550   Gilead Sciences, Inc.(a)......................................        2,132
   34,200   MedImmune, Inc.(a)............................................          814
                                                                             ----------
                                                                                 17,766
                                                                             ----------
            HEALTH CARE EQUIPMENT AND SUPPLIES -- 2.1%
    7,350   Bausch & Lomb, Inc. ..........................................          539
   85,275   Baxter International, Inc. ...................................        2,898
   34,850   Becton, Dickinson & Co. ......................................        2,036
   34,750   Biomet, Inc. .................................................        1,261
  104,550   Boston Scientific Corp.(a)....................................        3,062
   14,425   C.R. Bard, Inc. ..............................................          982
   16,125   Fisher Scientific International, Inc.(a)......................          918
   44,400   Guidant Corp. ................................................        3,281
   21,442   Hospira, Inc.(a)..............................................          692
  166,450   Medtronic, Inc. ..............................................        8,481
    6,825   Millipore Corp.(a)............................................          296
   17,825   PerkinElmer, Inc. ............................................          368
   49,700   St. Jude Medical, Inc.(a).....................................        1,789

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS

Nations LargeCap Index Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            HEALTH CARE EQUIPMENT AND SUPPLIES -- (CONTINUED)
   51,550   Stryker Corp. ................................................   $    2,300
   22,025   Thermo Electron Corp.(a)......................................          557
   16,625   Waters Corp.(a)...............................................          595
   33,975   Zimmer Holdings, Inc.(a)......................................        2,643
                                                                             ----------
                                                                                 32,698
                                                                             ----------
            HEALTH CARE PROVIDERS AND SERVICES -- 2.5%
   40,500   Aetna, Inc. ..................................................        3,036
   15,250   AmerisourceBergen Corp. ......................................          874
   59,650   Cardinal Health, Inc. ........................................        3,328
   62,900   Caremark Rx, Inc.(a)..........................................        2,502
   18,125   CIGNA Corp. ..................................................        1,619
   10,475   Express Scripts, Inc.(a)......................................          913
   56,775   HCA, Inc. ....................................................        3,041
   33,600   Health Management Associates, Inc., Class A(b)................          880
   22,150   Humana, Inc.(a)...............................................          707
   31,950   IMS Health, Inc. .............................................          779
   18,600   Laboratory Corp. of America Holdings(a).......................          897
   11,850   Manor Care, Inc. .............................................          431
   40,600   McKesson Corp. ...............................................        1,533
   37,911   Medco Health Solutions, Inc.(a)...............................        1,879
   12,575   Quest Diagnostics, Inc. ......................................        1,322
   64,412   Tenet Healthcare Corp.(a)(b)..................................          743
   88,250   UnitedHealth Group, Inc. .....................................        8,417
   41,950   WellPoint, Inc.(a)............................................        5,258
                                                                             ----------
                                                                                 38,159
                                                                             ----------
            PHARMACEUTICALS -- 6.9%
  214,475   Abbott Laboratories...........................................        9,999
   18,150   Allergan, Inc. ...............................................        1,261
  268,875   Bristol-Myers Squibb Co. .....................................        6,846
  155,825   Eli Lilly & Co. ..............................................        8,118
   48,350   Forest Laboratories, Inc.(a)..................................        1,787
  409,225   Johnson & Johnson.............................................       27,484
   33,275   King Pharmaceuticals, Inc.(a).................................          276
  303,875   Merck & Co., Inc. ............................................        9,836
   37,025   Mylan Laboratories, Inc.(b)...................................          656
1,026,635   Pfizer, Inc. .................................................       26,970
  202,975   Schering-Plough Corp. ........................................        3,684
   15,075   Watson Pharmaceuticals, Inc.(a)...............................          463
  183,900   Wyeth.........................................................        7,757
                                                                             ----------
                                                                                105,137
                                                                             ----------
                                                                                193,760
                                                                             ----------
            INDUSTRIALS -- 11.6%
            AEROSPACE AND DEFENSE -- 2.1%
  114,525   Boeing Co. ...................................................        6,695
   27,500   General Dynamics Corp. .......................................        2,944
   16,500   Goodrich Corp. ...............................................          632
  117,025   Honeywell International, Inc. ................................        4,355
   15,800   L-3 Communications Holdings, Inc. ............................        1,122
   55,175   Lockheed Martin Corp. ........................................        3,369
   49,553   Northrop Grumman Corp. .......................................        2,675
   62,300   Raytheon Co. .................................................        2,411

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            AEROSPACE AND DEFENSE -- (CONTINUED)
   24,550   Rockwell Collins, Inc. .......................................   $    1,168
   70,450   United Technologies Corp. ....................................        7,162
                                                                             ----------
                                                                                 32,533
                                                                             ----------
            AIR FREIGHT AND LOGISTICS -- 1.0%
   41,500   FedEx Corp. ..................................................        3,899
    8,800   Ryder System, Inc. ...........................................          367
  153,975   United Parcel Service, Inc., Class B..........................       11,200
                                                                             ----------
                                                                                 15,466
                                                                             ----------
            AIRLINES -- 0.1%
   19,200   Delta Air Lines, Inc.(a)(b)...................................           78
  101,450   Southwest Airlines Co. .......................................        1,444
                                                                             ----------
                                                                                  1,522
                                                                             ----------
            BUILDING PRODUCTS -- 0.2%
   24,775   American Standard Companies, Inc. ............................        1,152
   61,675   Masco Corp. ..................................................        2,138
                                                                             ----------
                                                                                  3,290
                                                                             ----------
            COMMERCIAL SERVICES AND SUPPLIES -- 0.9%
   37,625   Allied Waste Industries, Inc.(a)(b)...........................          275
   22,750   Apollo Group, Inc., Class A(a)................................        1,685
   14,000   Avery Dennison Corp. .........................................          867
  145,175   Cendant Corp. ................................................        2,982
   20,550   Cintas Corp. .................................................          849
   18,575   Equifax, Inc. ................................................          570
   22,700   H&R Block, Inc. ..............................................        1,148
   16,575   Monster Worldwide, Inc.(a)....................................          465
   31,725   Pitney Bowes, Inc. ...........................................        1,431
   29,675   R.R. Donnelley & Sons Co. ....................................          938
   22,100   Robert Half International, Inc. ..............................          596
   78,200   Waste Management, Inc. .......................................        2,256
                                                                             ----------
                                                                                 14,062
                                                                             ----------
            CONSTRUCTION AND ENGINEERING -- 0.0%
   11,775   Fluor Corp. ..................................................          653
                                                                             ----------
            ELECTRICAL EQUIPMENT -- 0.4%
   24,750   American Power Conversion Corp. ..............................          646
   12,725   Cooper Industries Ltd., Class A...............................          910
   57,725   Emerson Electric Co. .........................................        3,748
   24,125   Rockwell Automation, Inc. ....................................        1,367
                                                                             ----------
                                                                                  6,671
                                                                             ----------
            INDUSTRIAL CONGLOMERATES -- 4.8%
  106,250   3M Co. .......................................................        9,105
1,458,550   General Electric Co.(d) ......................................       52,595
   18,575   Textron, Inc. ................................................        1,386
  277,075   Tyco International Ltd. ......................................        9,365
                                                                             ----------
                                                                                 72,451
                                                                             ----------
            MACHINERY -- 1.4%
   47,150   Caterpillar, Inc. ............................................        4,311
    5,900   Cummins, Inc. ................................................          415
   37,850   Danaher Corp. ................................................        2,022
   33,950   Deere & Co. ..................................................        2,279
   28,000   Dover Corp. ..................................................        1,058
   21,000   Eaton Corp.(a)................................................        1,373
   37,825   Illinois Tool Works, Inc. ....................................        3,387
   23,825   Ingersoll-Rand Co., Ltd., Class A.............................        1,898

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LargeCap Index Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            MACHINERY -- (CONTINUED)
   12,725   ITT Industries, Inc. .........................................   $    1,148
    9,050   Navistar International Corp.(a)...............................          329
   23,950   Paccar, Inc. .................................................        1,734
   17,050   Pall Corp. ...................................................          462
   16,575   Parker-Hannifin Corp. ........................................        1,010
                                                                             ----------
                                                                                 21,426
                                                                             ----------
            ROAD AND RAIL -- 0.6%
   52,100   Burlington Northern Santa Fe Corp. ...........................        2,810
   29,675   CSX Corp. ....................................................        1,236
   55,050   Norfolk Southern Corp. .......................................        2,040
   35,875   Union Pacific Corp. ..........................................        2,500
                                                                             ----------
                                                                                  8,586
                                                                             ----------
            TRADING COMPANIES AND DISTRIBUTORS -- 0.1%
   11,475   W.W. Grainger, Inc. ..........................................          715
                                                                             ----------
                                                                                177,375
                                                                             ----------
            INFORMATION TECHNOLOGY -- 14.8%
            COMMUNICATIONS EQUIPMENT -- 2.4%
  111,575   ADC Telecommunications, Inc.(a)...............................          222
   22,125   Andrew Corp.(a)...............................................          259
   66,100   Avaya, Inc.(a)................................................          772
   78,725   CIENA Corp.(a)................................................          136
  889,500   Cisco Systems, Inc.(a)........................................       15,913
   27,175   Comverse Technology, Inc.(a)..................................          685
  193,950   Corning, Inc.(a)..............................................        2,159
  198,825   JDS Uniphase Corp.(a).........................................          332
  609,750   Lucent Technologies, Inc.(a)..................................        1,677
  337,350   Motorola, Inc. ...............................................        5,050
  226,450   QUALCOMM, Inc. ...............................................        8,299
   20,900   Scientific-Atlanta, Inc. .....................................          590
   63,550   Tellabs, Inc.(a)..............................................          464
                                                                             ----------
                                                                                 36,558
                                                                             ----------
            COMPUTERS AND PERIPHERALS -- 3.8%
  112,450   Apple Computer, Inc.(a).......................................        4,686
  338,375   Dell, Inc.(a).................................................       13,000
  331,000   EMC Corp.(a)..................................................        4,078
   41,150   Gateway, Inc.(a)..............................................          166
  398,426   Hewlett-Packard Co. ..........................................        8,742
  224,700   International Business Machines Corp. ........................       20,533
   17,375   Lexmark International, Inc., Class A(a).......................        1,389
   25,600   NCR Corp.(a)..................................................          864
   50,350   Network Appliance, Inc.(a)....................................        1,393
   12,650   QLogic Corp.(a)...............................................          512
  464,825   Sun Microsystems, Inc.(a).....................................        1,878
                                                                             ----------
                                                                                 57,241
                                                                             ----------
            ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.3%
   59,525   Agilent Technologies, Inc.(a).................................        1,322
   25,225   Jabil Circuit, Inc.(a)........................................          719
   23,075   Molex, Inc. ..................................................          608
   72,075   Sanmina-SCI Corp.(a)..........................................          376
  133,625   Solectron Corp.(a)............................................          464

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            ELECTRONIC EQUIPMENT AND INSTRUMENTS -- (CONTINUED)
   33,400   Symbol Technologies, Inc. ....................................   $      484
   12,275   Tektronix, Inc. ..............................................          301
                                                                             ----------
                                                                                  4,274
                                                                             ----------
            INTERNET SOFTWARE AND SERVICES -- 0.4%
  179,500   Yahoo!, Inc.(a)...............................................        6,085
                                                                             ----------
            IT SERVICES -- 1.1%
   17,400   Affiliated Computer Services, Inc., Class A(a)................          926
   80,225   Automatic Data Processing, Inc. ..............................        3,606
   26,250   Computer Sciences Corp.(a)....................................        1,204
   19,525   Convergys Corp.(a)............................................          291
   71,225   Electronic Data Systems Corp. ................................        1,472
  110,375   First Data Corp. .............................................        4,339
   26,550   Fiserv, Inc.(a)...............................................        1,057
   48,900   Paychex, Inc. ................................................        1,605
   18,100   Sabre Holdings Corp., Class A(b)..............................          396
   39,775   SunGard Data Systems, Inc.(a).................................        1,372
   46,425   Unisys Corp.(a)...............................................          328
                                                                             ----------
                                                                                 16,596
                                                                             ----------
            OFFICE ELECTRONICS -- 0.1%
  131,775   Xerox Corp.(a)................................................        1,996
                                                                             ----------
            SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 3.0%
   54,225   Advanced Micro Devices(a).....................................          874
   51,225   Altera Corp.(a)...............................................        1,013
   51,225   Analog Devices, Inc.(a) ......................................        1,851
  229,475   Applied Materials, Inc.(a)....................................        3,729
   42,425   Applied Micro Circuits Corp.(a)...............................          140
   40,000   Broadcom Corp., Class A(a)....................................        1,197
   55,275   Freescale Semiconductor, Inc., Class B(a).....................          954
  856,875   Intel Corp. ..................................................       19,905
   27,075   KLA-Tencor Corp.(a) ..........................................        1,246
   42,250   Linear Technology Corp. ......................................        1,619
   53,000   LSI Logic Corp.(a)............................................          296
   45,000   Maxim Integrated Products, Inc. ..............................        1,839
   84,475   Micron Technology, Inc.(a)....................................          873
   48,900   National Semiconductor Corp. .................................        1,008
   19,275   Novellus Systems, Inc.(a).....................................          515
   22,900   NVIDIA Corp.(a)...............................................          544
   24,750   PMC-Sierra, Inc.(a)...........................................          218
   26,700   Teradyne, Inc.(a)(b)..........................................          390
  236,900   Texas Instruments, Inc. ......................................        6,039
   47,975   Xilinx, Inc. .................................................        1,402
                                                                             ----------
                                                                                 45,652
                                                                             ----------
            SOFTWARE -- 3.7%
   33,450   Adobe Systems, Inc. ..........................................        2,247
   31,550   Autodesk, Inc.................................................          939
   30,450   BMC Software, Inc.(a).........................................          457
   23,325   Citrix Systems, Inc.(a).......................................          556
   73,364   Computer Associates International, Inc. ......................        1,988
   53,350   Compuware Corp.(a)............................................          384

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

Nations LargeCap Index Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            SOFTWARE -- (CONTINUED)
   42,400   Electronic Arts, Inc.(a)......................................   $    2,195
   25,500   Intuit, Inc.(a)...............................................        1,116
   11,625   Mercury Interactive Corp.(a)..................................          551
1,392,450   Microsoft Corp. ..............................................       33,655
   52,125   Novell, Inc.(a)(b)............................................          311
  620,175   Oracle Corp.(a)...............................................        7,740
   37,175   Parametric Technology Corp.(a)................................          208
   70,825   Siebel Systems, Inc.(a).......................................          646
   97,650   Symantec Corp.(a).............................................        2,083
   58,125   VERITAS Software Corp.(a).....................................        1,350
                                                                             ----------
                                                                                 56,426
                                                                             ----------
                                                                                224,828
                                                                             ----------
            MATERIALS -- 3.2%
            CHEMICALS -- 1.7%
   31,275   Air Products and Chemicals, Inc. .............................        1,979
  131,175   Dow Chemical Co. .............................................        6,539
  137,175   E.I. du Pont de Nemours and Co. ..............................        7,029
   10,700   Eastman Chemical Co. .........................................          631
   30,375   Ecolab, Inc. .................................................        1,004
   16,775   Engelhard Corp. ..............................................          504
    7,075   Great Lakes Chemical Corp. ...................................          227
   15,450   Hercules, Inc.(a).............................................          224
   12,150   International Flavors and Fragrances, Inc. ...................          480
   36,602   Monsanto Co. .................................................        2,361
   23,825   PPG Industries, Inc. .........................................        1,704
   44,425   Praxair, Inc. ................................................        2,126
   26,825   Rohm and Haas Co. ............................................        1,288
    9,450   Sigma-Aldrich Corp. ..........................................          579
                                                                             ----------
                                                                                 26,675
                                                                             ----------
            CONSTRUCTION MATERIALS -- 0.1%
   14,125   Vulcan Materials Co. .........................................          803
                                                                             ----------
            CONTAINERS AND PACKAGING -- 0.2%
   15,125   Ball Corp. ...................................................          627
   14,775   Bemis Co., Inc. ..............................................          460
   20,450   Pactiv Corp.(a)...............................................          477
   11,525   Sealed Air Corp.(a)...........................................          599
    7,850   Temple-Inland, Inc. ..........................................          570
                                                                             ----------
                                                                                  2,733
                                                                             ----------
            METALS AND MINING -- 0.7%
  119,950   Alcoa, Inc. ..................................................        3,645
   12,300   Allegheny Technologies, Inc.(b)...............................          297
   24,650   Freeport-McMoRan Copper & Gold, Inc., Class B.................          976
   61,100   Newmont Mining Corp. .........................................        2,581
   21,950   Nucor Corp. ..................................................        1,263
   13,325   Phelps Dodge Corp. ...........................................        1,356
   15,750   United States Steel Corp.(b)..................................          801
                                                                             ----------
                                                                                 10,919
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 0.5%
   35,750   Georgia-Pacific Corp. ........................................        1,269
   67,425   International Paper Co. ......................................        2,480
   15,250   Louisiana-Pacific Corp. ......................................          383

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            PAPER AND FOREST PRODUCTS -- (CONTINUED)
   27,925   MeadWestvaco Corp. ...........................................   $      889
   33,425   Weyerhaeuser Co. .............................................        2,290
                                                                             ----------
                                                                                  7,311
                                                                             ----------
                                                                                 48,441
                                                                             ----------
            TELECOMMUNICATION SERVICES -- 3.1%
            DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.8%
   41,650   ALLTEL Corp. .................................................        2,284
  110,175   AT&T Corp. ...................................................        2,066
  252,000   BellSouth Corp. ..............................................        6,625
   18,525   CenturyTel, Inc. .............................................          608
   46,125   Citizens Communications Co. ..................................          597
  230,025   Qwest Communications International, Inc.(a)...................          851
  454,625   SBC Communications, Inc. .....................................       10,770
  203,412   Sprint Corp. .................................................        4,628
  381,175   Verizon Communications, Inc. .................................       13,532
                                                                             ----------
                                                                                 41,961
                                                                             ----------
            WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
  155,075   Nextel Communications, Inc., Class A(a).......................        4,407
                                                                             ----------
                                                                                 46,368
                                                                             ----------
            UTILITIES -- 3.1%
            ELECTRIC UTILITIES -- 2.1%
   18,900   Allegheny Energy, Inc.(a).....................................          390
   26,925   Ameren Corp. .................................................        1,320
   52,775   American Electric Power Co., Inc. ............................        1,798
   39,850   CenterPoint Energy, Inc.(b)...................................          479
   26,375   Cinergy Corp. ................................................        1,069
   33,350   Consolidated Edison, Inc. ....................................        1,407
   23,975   DTE Energy Co. ...............................................        1,090
   44,850   Edison International..........................................        1,557
   29,325   Entergy Corp. ................................................        2,072
   91,500   Exelon Corp. .................................................        4,199
   45,425   FirstEnergy Corp. ............................................        1,906
   53,800   FPL Group, Inc................................................        2,160
   49,625   PG&E Corp.(b).................................................        1,692
   12,625   Pinnacle West Capital Corp. ..................................          537
   25,975   PPL Corp. ....................................................        1,402
   34,000   Progress Energy, Inc. ........................................        1,426
  102,225   Southern Co. .................................................        3,254
   28,450   TECO Energy, Inc. ............................................          446
   33,075   TXU Corp. ....................................................        2,634
   55,175   Xcel Energy, Inc. ............................................          948
                                                                             ----------
                                                                                 31,786
                                                                             ----------
            GAS UTILITIES -- 0.1%
   22,150   KeySpan Corp. ................................................          863
    6,075   Nicor, Inc. ..................................................          225
   37,300   NiSource, Inc. ...............................................          850
    5,200   Peoples Energy Corp. .........................................          218
                                                                             ----------
                                                                                  2,156
                                                                             ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LargeCap Index Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            L-MULTI-UTILITIES AND UNREGULATED POWER -- 0.9%
   89,250   AES Corp.(a)..................................................   $    1,462
   73,550   Calpine Corp.(a)(b)...........................................          206
   26,875   CMS Energy Corp.(a)...........................................          351
   24,375   Constellation Energy Group, Inc. .............................        1,260
   46,875   Dominion Resources, Inc. .....................................        3,489
  129,075   Duke Energy Corp. ............................................        3,615
   45,550   Dynegy Holdings, Inc., Class A(a).............................          178
   32,750   Public Service Enterprise Group, Inc.(b)......................        1,781
   32,800   Sempra Energy.................................................        1,307
                                                                             ----------
                                                                                 13,649
                                                                             ----------
                                                                                 47,591
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost of $1,269,132)........................................    1,489,031
                                                                             ----------
            INVESTMENT MANAGEMENT COMPANY -- 1.9%
28,856,000  Nations Cash Reserves, Capital Class Shares(e)................       28,856
                                                                             ----------
            TOTAL INVESTMENT MANAGEMENT COMPANY
              (Cost of $28,856)...........................................       28,856
                                                                             ----------
   PAR
  (000)
---------
            L-REPURCHASE AGREEMENTS(F) -- 1.0%
$   4,455   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
              04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
              $4,497 (repurchase proceeds $4,455).........................        4,455
    3,903   Repurchase agreement with Wachovia Capital Markets dated
              03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
              Government Agency securities with various maturities to
              05/20/33, market value $3,954 (repurchase proceeds
              $3,903).....................................................        3,903
    6,961   Repurchase agreement with Wachovia Capital Markets dated
              03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
              Government Agency securities with various maturities to
              03/31/35, market value $7,071 (repurchase proceeds
              $6,962).....................................................        6,961
                                                                             ----------
            TOTAL REPURCHASE AGREEMENTS
              (Cost of $15,319)...........................................       15,319
                                                                             ----------

                                                                                VALUE
                                                                                (000)
----------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost of $1,313,307)(g)...........................     100.7%  $1,533,206
                                                                             ----------
            OTHER ASSETS AND LIABILITIES, NET...................      (0.7)%     (9,915)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $1,523,291
                                                                             ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  Non-income producing security.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $21,183 and $14,867, respectively.

(c)
  Investments in Affiliates as of March 31, 2005: Security Name: Bank of America Corp., effective April 1, 2004, the parent company of the Investment Advisor.

   Shares as of 04/01/04:                    173,000
   Shares purchased:                          76,700
   Shares sold:                               (6,025)
   Shares acquired from merger:               70,925
   Shares acquired through 2
   For 1 stock split:                        243,250
   Shares as of 03/31/05:                    557,850
   Net realized gain:                            $18

(d)
  Security pledged as collateral for open futures contracts.

(e)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 (f)
  This amount represents cash collateral received from securities lending activity (see note 11).

(g)
  Cost for federal income tax purposes is $1,345,484. See Note 5 for additional information.

ACRONYM                           NAME
-------  ------------------------------------------------------
REIT     Real Estate Investment Trust

At March 31, 2005, the Fund held investments in the following sectors:

SECTOR                                           % OF NET ASSETS
------                                           ---------------
Financials.....................................        19.4%
Information Technology.........................        14.8
Health Care....................................        12.7
Industrials....................................        11.6
Consumer Discretionary.........................        11.2
Consumer Staples...............................        10.1
Energy.........................................         8.6
Materials......................................         3.2
Utilities......................................         3.1
Telecommunication Services.....................         3.1
Investment Management Company..................         1.9
Repurchase Agreements..........................         1.0
Other Assets & Liabilities, Net................        (0.7)
                                                      -----
                                                      100.0%
                                                      =====

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

Nations LargeCap Enhanced Core Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            COMMON STOCKS -- 95.2%
            CONSUMER DISCRETIONARY -- 10.5%
            AUTO COMPONENTS -- 0.0%
    1,300   Dana Corp. ...................................................   $     17
                                                                             --------
            AUTOMOBILES -- 0.2%
    4,700   Ford Motor Co. ...............................................         54
   10,600   Harley-Davidson, Inc. ........................................        612
                                                                             --------
                                                                                  666
                                                                             --------
            DISTRIBUTORS -- 0.1%
    4,700   Genuine Parts Co. ............................................        205
                                                                             --------
            HOTELS, RESTAURANTS AND LEISURE -- 1.7%
    4,800   Carnival Corp. ...............................................        249
   56,400   Darden Restaurants, Inc. .....................................      1,730
   10,700   Hilton Hotels Corp. ..........................................        239
   47,700   International Game Technology, Inc. ..........................      1,272
    7,500   Mandalay Resort Group.........................................        529
   61,600   McDonald's Corp. .............................................      1,918
                                                                             --------
                                                                                5,937
                                                                             --------
            HOUSEHOLD DURABLES -- 0.6%
    2,100   Fortune Brands, Inc. .........................................        169
    1,700   KB Home.......................................................        200
   21,000   Pulte Homes, Inc. ............................................      1,546
                                                                             --------
                                                                                1,915
                                                                             --------
            INTERNET AND CATALOG RETAIL -- 0.3%
   31,900   eBay, Inc.(a).................................................      1,189
                                                                             --------
            LEISURE EQUIPMENT AND PRODUCTS -- 0.1%
    8,400   Eastman Kodak Co. ............................................        273
    3,100   Mattel, Inc. .................................................         67
                                                                             --------
                                                                                  340
                                                                             --------
            MEDIA -- 2.6%
    7,200   Clear Channel Communications, Inc.(b).........................        248
    6,100   Gannett Co., Inc. ............................................        482
   19,800   Interpublic Group of Companies, Inc.(a).......................        243
    7,300   McGraw-Hill Companies, Inc. ..................................        637
  137,500   Time Warner, Inc.(a)..........................................      2,413
   82,200   Viacom, Inc., Class B.........................................      2,863
   74,600   Walt Disney Co. ..............................................      2,144
                                                                             --------
                                                                                9,030
                                                                             --------
            MULTILINE RETAIL -- 1.4%
   20,600   Dillard's, Inc., Class A(b)...................................        554
   27,000   Dollar General Corp. .........................................        592
   16,300   J.C. Penney Co., Inc. ........................................        846
   29,600   Nordstrom, Inc. ..............................................      1,639
    1,889   Sears Holdings Corp.(a).......................................        251
   17,400   Target Corp. .................................................        871
                                                                             --------
                                                                                4,753
                                                                             --------
            SPECIALTY RETAIL -- 3.0%
    7,800   Autonation, Inc.(a)...........................................        148
   19,300   AutoZone, Inc.(a).............................................      1,654
   16,000   Bed Bath & Beyond, Inc.(a)....................................        585

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            SPECIALTY RETAIL -- (CONTINUED)
   15,600   Best Buy Co., Inc. ...........................................   $    843
   32,200   Circuit City Stores, Inc.(b)..................................        516
   11,700   Gap, Inc. ....................................................        256
   84,100   Home Depot, Inc. .............................................      3,216
    8,400   Lowe's Companies, Inc. .......................................        480
   18,000   Sherwin-Williams Co. .........................................        791
   23,500   Staples, Inc. ................................................        738
   39,900   TJX Companies, Inc. ..........................................        982
                                                                             --------
                                                                               10,209
                                                                             --------
            TEXTILES, APPAREL AND LUXURY GOODS -- 0.5%
   15,000   Jones Apparel Group, Inc. ....................................        503
    3,500   Liz Claiborne, Inc. ..........................................        141
    4,200   NIKE, Inc., Class B...........................................        350
   11,800   V.F. Corp. ...................................................        697
                                                                             --------
                                                                                1,691
                                                                             --------
                                                                               35,952
                                                                             --------
            CONSUMER STAPLES -- 9.7%
            BEVERAGES -- 1.8%
   74,700   Coca-Cola Co. ................................................      3,113
   56,700   PepsiCo, Inc. ................................................      3,007
                                                                             --------
                                                                                6,120
                                                                             --------
            FOOD AND STAPLES RETAILING -- 2.6%
   33,600   Albertson's, Inc.(b)..........................................        695
      600   Costco Wholesale Corp. .......................................         26
   65,600   Kroger Co.(a).................................................      1,051
    6,600   SUPERVALU, Inc. ..............................................        220
   19,700   Sysco Corp. ..................................................        705
  124,400   Wal-Mart Stores, Inc. ........................................      6,235
                                                                             --------
                                                                                8,932
                                                                             --------
            FOOD PRODUCTS -- 1.6%
   90,900   Archer-Daniels-Midland Co. ...................................      2,234
    1,800   Campbell Soup Co. ............................................         52
   13,700   ConAgra Foods, Inc. ..........................................        370
    1,000   H.J. Heinz Co. ...............................................         37
    4,400   Hershey Foods Corp. ..........................................        266
   12,100   Kellogg Co. ..................................................        524
   90,300   Sara Lee Corp. ...............................................      2,001
                                                                             --------
                                                                                5,484
                                                                             --------
            HOUSEHOLD PRODUCTS -- 1.9%
   22,000   Kimberly-Clark Corp. .........................................      1,446
   91,800   Procter & Gamble Co. .........................................      4,865
                                                                             --------
                                                                                6,311
                                                                             --------
            PERSONAL PRODUCTS -- 0.7%
    1,500   Alberto-Culver Co. ...........................................         71
   21,700   Avon Products, Inc. ..........................................        932
   28,600   Gillette Co. .................................................      1,444
                                                                             --------
                                                                                2,447
                                                                             --------
            TOBACCO -- 1.1%
   52,000   Altria Group, Inc. ...........................................      3,401
    4,300   Reynolds American, Inc. ......................................        346
                                                                             --------
                                                                                3,747
                                                                             --------
                                                                               33,041
                                                                             --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LargeCap Enhanced Core Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            ENERGY -- 10.5%
            ENERGY EQUIPMENT AND SERVICES -- 1.4%
   35,700   Baker Hughes, Inc. ...........................................   $  1,589
      900   BJ Services Co. ..............................................         46
    2,100   National-Oilwell Varco, Inc.(a)...............................         98
   44,300   Schlumberger Ltd. ............................................      3,122
                                                                             --------
                                                                                4,855
                                                                             --------
            OIL AND GAS -- 9.1%
   24,600   Amerada Hess Corp. ...........................................      2,367
   13,500   Anadarko Petroleum Corp. .....................................      1,027
   16,500   Apache Corp. .................................................      1,010
   13,900   Burlington Resources, Inc. ...................................        696
   95,100   ChevronTexaco Corp. ..........................................      5,545
   26,700   ConocoPhillips................................................      2,879
    5,200   Devon Energy Corp. ...........................................        248
  205,500   Exxon Mobil Corp.(c)..........................................     12,247
   11,700   Marathon Oil Corp. ...........................................        549
   16,300   Occidental Petroleum Corp. ...................................      1,160
   14,400   Sunoco, Inc. .................................................      1,491
    2,300   Unocal Corp. .................................................        142
   24,300   Valero Energy Corp. ..........................................      1,782
                                                                             --------
                                                                               31,143
                                                                             --------
                                                                               35,998
                                                                             --------
            FINANCIALS -- 16.7%
            CAPITAL MARKETS -- 2.9%
   25,500   Bank of New York Co., Inc. ...................................        741
    9,800   Bear Stearns Companies, Inc. .................................        979
    6,100   E*TRADE Financial Corp.(a)....................................         73
    7,300   Franklin Resources, Inc. .....................................        501
   18,600   Goldman Sachs Group, Inc. ....................................      2,046
   14,100   Lehman Brothers Holdings, Inc. ...............................      1,328
   31,600   Merrill Lynch & Co., Inc. ....................................      1,788
   36,700   Morgan Stanley................................................      2,101
    5,300   Northern Trust Corp. .........................................        230
    1,600   State Street Corp. ...........................................         70
                                                                             --------
                                                                                9,857
                                                                             --------
            COMMERCIAL BANKS -- 3.4%
    4,300   AmSouth Bancorp...............................................        112
   22,400   BB&T Corp. ...................................................        875
    6,500   Comerica, Inc. ...............................................        358
   14,600   Fifth Third Bancorp...........................................        627
   28,400   KeyCorp.......................................................        922
    2,500   Marshall & Ilsley Corp. ......................................        104
   43,800   National City Corp. ..........................................      1,467
      800   PNC Financial Services Group, Inc. ...........................         41
   81,700   U.S. Bancorp..................................................      2,355
   39,800   Wachovia Corp. ...............................................      2,027
   45,200   Wells Fargo & Co. ............................................      2,703
                                                                             --------
                                                                               11,591
                                                                             --------
            CONSUMER FINANCE -- 1.1%
   42,500   American Express Co. .........................................      2,183
   60,800   MBNA Corp. ...................................................      1,492
    6,600   Providian Financial Corp.(a)..................................        114
      100   SLM Corp. ....................................................          5
                                                                             --------
                                                                                3,794
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            DIVERSIFIED FINANCIAL SERVICES -- 3.1%
    3,900   CIT Group, Inc. ..............................................   $    149
  153,000   Citigroup, Inc. ..............................................      6,875
   99,300   JPMorgan Chase & Co. .........................................      3,435
    8,500   Principal Financial Group, Inc. ..............................        327
                                                                             --------
                                                                               10,786
                                                                             --------
            INSURANCE -- 3.7%
   29,300   Ace Ltd. .....................................................      1,209
   29,200   Allstate Corp. ...............................................      1,579
   75,100   American International Group, Inc. ...........................      4,161
   11,600   Hartford Financial Services Group, Inc. ......................        795
   13,200   Lincoln National Corp. .......................................        596
    2,700   MBIA, Inc. ...................................................        141
   38,100   MetLife, Inc. ................................................      1,490
   13,800   Prudential Financial, Inc. ...................................        792
    5,400   SAFECO Corp. .................................................        263
      100   St. Paul Travelers Companies, Inc. ...........................          4
   32,400   UnumProvident Corp. ..........................................        551
   14,700   XL Capital Ltd., Class A......................................      1,064
                                                                             --------
                                                                               12,645
                                                                             --------
            REAL ESTATE -- 0.6%
   28,700   Archstone-Smith Trust, REIT...................................        979
   25,200   Plum Creek Timber Co., Inc., REIT.............................        899
    5,500   ProLogis Trust, REIT..........................................        204
                                                                             --------
                                                                                2,082
                                                                             --------
            THRIFTS AND MORTGAGE FINANCE -- 1.9%
   52,400   Countrywide Financial Corp. ..................................      1,701
   30,300   Fannie Mae....................................................      1,650
   31,000   Freddie Mac...................................................      1,959
    2,100   MGIC Investment Corp. ........................................        129
   26,000   Washington Mutual, Inc. ......................................      1,027
                                                                             --------
                                                                                6,466
                                                                             --------
                                                                               57,221
                                                                             --------
            HEALTH CARE -- 13.2%
            BIOTECHNOLOGY -- 1.3%
   65,300   Amgen, Inc.(a)................................................      3,802
   38,800   Applera Corp. - Applied Biosystems Group......................        765
                                                                             --------
                                                                                4,567
                                                                             --------
            HEALTH CARE EQUIPMENT AND SUPPLIES -- 2.1%
    8,900   Becton, Dickinson & Co. ......................................        520
    4,600   Biomet, Inc. .................................................        167
   76,400   Boston Scientific Corp.(a)....................................      2,238
   11,600   Guidant Corp. ................................................        857
   25,400   Medtronic, Inc. ..............................................      1,294
   28,400   PerkinElmer, Inc. ............................................        586
    8,700   St. Jude Medical, Inc.(a).....................................        313
      600   Stryker Corp. ................................................         27
    8,400   Thermo Electron Corp.(a)......................................        212
   11,600   Zimmer Holdings, Inc.(a)......................................        902
                                                                             --------
                                                                                7,116
                                                                             --------
            HEALTH CARE PROVIDERS AND SERVICES -- 3.7%
   13,600   Aetna, Inc. ..................................................      1,019
   21,200   AmerisourceBergen Corp. ......................................      1,215
   27,300   Cardinal Health, Inc. ........................................      1,523
   31,500   Caremark Rx, Inc.(a)..........................................      1,253

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

Nations LargeCap Enhanced Core Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            HEALTH CARE PROVIDERS AND SERVICES -- (CONTINUED)
   20,300   CIGNA Corp. ..................................................   $  1,813
   12,900   Humana, Inc.(a)...............................................        412
    7,800   Laboratory Corp. of America Holdings(a).......................        376
   27,900   McKesson Corp. ...............................................      1,053
   14,400   Quest Diagnostics, Inc. ......................................      1,514
    8,900   UnitedHealth Group, Inc. .....................................        849
   14,000   WellPoint, Inc.(a)............................................      1,755
                                                                             --------
                                                                               12,782
                                                                             --------
            PHARMACEUTICALS -- 6.1%
   57,500   Abbott Laboratories...........................................      2,681
   53,700   Bristol-Myers Squibb Co. .....................................      1,368
   24,400   Forest Laboratories, Inc.(a)..................................        902
   92,692   Johnson and Johnson...........................................      6,225
    7,100   King Pharmaceuticals, Inc.(a).................................         59
   69,200   Merck & Co., Inc. ............................................      2,240
  229,600   Pfizer, Inc. .................................................      6,031
   31,500   Wyeth.........................................................      1,328
                                                                             --------
                                                                               20,834
                                                                             --------
                                                                               45,299
                                                                             --------
            INDUSTRIALS -- 9.6%
            AEROSPACE AND DEFENSE -- 1.9%
   17,400   Boeing Co. ...................................................      1,017
    5,800   Honeywell International, Inc. ................................        216
   49,000   Lockheed Martin Corp. ........................................      2,992
   19,400   Northrop Grumman Corp. .......................................      1,048
   16,700   Raytheon Co. .................................................        646
    6,600   United Technologies Corp. ....................................        670
                                                                             --------
                                                                                6,589
                                                                             --------
            AIR FREIGHT AND LOGISTICS -- 1.0%
    9,200   FedEx Corp. ..................................................        864
   35,100   United Parcel Service, Inc., Class B..........................      2,553
                                                                             --------
                                                                                3,417
                                                                             --------
            AIRLINES -- 0.0%
    9,900   Southwest Airlines Co. .......................................        141
                                                                             --------
            BUILDING PRODUCTS -- 0.5%
   46,600   Masco Corp. ..................................................      1,615
                                                                             --------
            COMMERCIAL SERVICES AND SUPPLIES -- 0.7%
   79,500   Cendant Corp. ................................................      1,633
   18,400   H&R Block, Inc. ..............................................        931
                                                                             --------
                                                                                2,564
                                                                             --------
            ELECTRICAL EQUIPMENT -- 0.7%
   11,200   Cooper Industries Ltd., Class A...............................        802
   11,400   Emerson Electric Co. .........................................        740
   16,100   Rockwell Automation, Inc. ....................................        911
                                                                             --------
                                                                                2,453
                                                                             --------
            INDUSTRIAL CONGLOMERATES -- 3.9%
   24,300   3M Co. .......................................................      2,082
  236,900   General Electric Co.(c).......................................      8,543

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            INDUSTRIAL CONGLOMERATES -- (CONTINUED)
      300   Textron, Inc. ................................................   $     22
   77,900   Tyco International Ltd. ......................................      2,633
                                                                             --------
                                                                               13,280
                                                                             --------
            MACHINERY -- 0.5%
   13,400   Danaher Corp. ................................................        716
    5,800   Illinois Tool Works, Inc. ....................................        519
    5,700   Ingersoll-Rand Co., Ltd., Class A.............................        454
                                                                             --------
                                                                                1,689
                                                                             --------
            ROAD AND RAIL -- 0.3%
   10,900   Burlington Northern Santa Fe Corp. ...........................        588
   13,300   Norfolk Southern Corp. .......................................        493
                                                                             --------
                                                                                1,081
                                                                             --------
            TRADING COMPANIES AND DISTRIBUTORS -- 0.1%
    2,900   W.W. Grainger, Inc. ..........................................        181
                                                                             --------
                                                                               33,010
                                                                             --------
            INFORMATION TECHNOLOGY -- 16.7%
            COMMUNICATIONS EQUIPMENT -- 2.2%
    9,100   Avaya, Inc.(a)................................................        106
  245,100   Cisco Systems, Inc.(a)........................................      4,385
  131,800   Motorola, Inc. ...............................................      1,973
   17,700   QUALCOMM, Inc. ...............................................        650
   17,100   Scientific-Atlanta, Inc. .....................................        482
                                                                             --------
                                                                                7,596
                                                                             --------
            COMPUTERS AND PERIPHERALS -- 4.9%
   23,300   Apple Computer, Inc.(a).......................................        971
  139,300   Dell, Inc.(a).................................................      5,352
  144,400   EMC Corp.(a)..................................................      1,780
  143,300   Hewlett-Packard Co. ..........................................      3,144
   56,300   International Business Machines Corp. ........................      5,144
   19,400   Network Appliance, Inc.(a)....................................        536
                                                                             --------
                                                                               16,927
                                                                             --------
            INTERNET SOFTWARE AND SERVICES -- 0.3%
   30,000   Yahoo!, Inc.(a)...............................................      1,017
                                                                             --------
            IT SERVICES -- 0.3%
    2,900   Affiliated Computer Services, Inc., Class A(a)................        154
        1   First Data Corp.(d)...........................................         --
   15,200   Fiserv, Inc.(a)...............................................        605
   12,200   Sabre Holdings Corp., Class A(b)..............................        267
                                                                             --------
                                                                                1,026
                                                                             --------
            OFFICE ELECTRONICS -- 0.1%
   10,400   Xerox Corp.(a)................................................        158
                                                                             --------
            SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 3.5%
   13,600   Advanced Micro Devices, Inc.(a)...............................        220
  126,200   Applied Materials, Inc.(a)....................................      2,051
   13,100   Freescale Semiconductor, Inc., Class B(a).....................        226
  256,000   Intel Corp. ..................................................      5,947
   20,900   KLA-Tencor Corp.(a)...........................................        962

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LargeCap Enhanced Core Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- (CONTINUED)
   12,000   Linear Technology Corp. ......................................   $    459
   48,000   Micron Technology, Inc.(a)....................................        496
   25,100   National Semiconductor Corp. .................................        517
   37,900   Texas Instruments, Inc. ......................................        966
                                                                             --------
                                                                               11,844
                                                                             --------
            SOFTWARE -- 5.4%
    3,900   Adobe Systems, Inc. ..........................................        262
   86,600   Autodesk, Inc.................................................      2,577
   75,100   Citrix Systems, Inc.(a).......................................      1,789
      534   Computer Associates International, Inc. ......................         15
    8,000   Intuit, Inc.(a)...............................................        351
  359,500   Microsoft Corp.(c)............................................      8,690
  313,300   Oracle Corp.(a)...............................................      3,909
    8,700   Parametric Technology Corp.(a)................................         48
   39,200   Symantec Corp.(a).............................................        836
                                                                             --------
                                                                               18,477
                                                                             --------
                                                                               57,045
                                                                             --------
            MATERIALS -- 3.9%
            CHEMICALS -- 1.8%
   46,400   Dow Chemical Co. .............................................      2,313
   27,900   E.I. du Pont de Nemours & Co. ................................      1,430
    4,600   Eastman Chemical Co. .........................................        272
    7,500   Ecolab, Inc. .................................................        248
    8,900   International Flavors & Fragrances, Inc. .....................        351
   13,000   Monsanto Co. .................................................        838
   10,700   PPG Industries, Inc. .........................................        765
      500   Rohm and Haas Co. ............................................         24
                                                                             --------
                                                                                6,241
                                                                             --------
            CONTAINERS AND PACKAGING -- 0.3%
   10,200   Ball Corp. ...................................................        424
   16,900   Pactiv Corp.(a)...............................................        394
    6,400   Sealed Air Corp.(a)(b)........................................        332
                                                                             --------
                                                                                1,150
                                                                             --------
            METALS AND MINING -- 1.1%
   24,800   Nucor Corp. ..................................................      1,427
   10,400   Phelps Dodge Corp. ...........................................      1,058
   24,700   United States Steel Corp. ....................................      1,256
                                                                             --------
                                                                                3,741
                                                                             --------
            PAPER AND FOREST PRODUCTS -- 0.7%
   44,500   Georgia-Pacific Corp. ........................................      1,580
   23,100   Louisiana-Pacific Corp. ......................................        581
    1,000   Weyerhaeuser Co. .............................................         68
                                                                             --------
                                                                                2,229
                                                                             --------
                                                                               13,361
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            TELECOMMUNICATION SERVICES -- 2.2%
            DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.9%
    8,200   ALLTEL Corp. .................................................   $    450
   23,400   AT&T Corp.(b).................................................        439
    7,800   BellSouth Corp. ..............................................        205
   95,500   SBC Communications, Inc. .....................................      2,262
   94,400   Verizon Communications, Inc. .................................      3,351
                                                                             --------
                                                                                6,707
                                                                             --------
            WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
   32,000   Nextel Communications, Inc., Class A(a).......................        910
                                                                             --------
                                                                                7,617
                                                                             --------
            UTILITIES -- 2.2%
            ELECTRIC UTILITIES -- 2.0%
   14,100   American Electric Power Co., Inc. ............................        481
   36,900   Edison International(b).......................................      1,282
   11,900   Exelon Corp. .................................................        546
   29,000   FirstEnergy Corp. ............................................      1,216
   24,500   PG&E Corp.(b).................................................        835
    9,800   PPL Corp. ....................................................        529
   24,000   TXU Corp. ....................................................      1,911
                                                                             --------
                                                                                6,800
                                                                             --------
            MULTI-UTILITIES AND UNREGULATED POWER -- 0.2%
   21,900   Duke Energy Corp. ............................................        614
    3,600   Sempra Energy.................................................        144
                                                                             --------
                                                                                  758
                                                                             --------
                                                                                7,558
                                                                             --------
            TOTAL COMMON STOCKS
              (Cost of $277,172)..........................................    326,102
                                                                             --------
            INVESTMENT MANAGEMENT COMPANY -- 4.6%
15,831,000  Nations Cash Reserves, Capital Class Shares(e)................     15,831
                                                                             --------
            TOTAL INVESTMENT MANAGEMENT COMPANY
              (Cost of $15,831)...........................................     15,831
                                                                             --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS

Nations LargeCap Enhanced Core Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005

   PAR                                                                         VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS(F) -- 1.3%
$   1,287   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
              04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
              $1,299 (repurchase proceeds $1,287).........................   $  1,287
    1,236   Repurchase agreement with Wachovia Capital Markets dated
              03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
              Government Agency securities with various maturities to
              05/20/33, market value $1,252 (repurchase proceeds
              $1,236).....................................................      1,236
    2,012   Repurchase agreement with Wachovia Capital Markets dated
              03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
              Government Agency securities with various maturities to
              03/31/35, market value $2,044 (repurchase proceeds
              $2,012).....................................................      2,012
                                                                             --------
            TOTAL REPURCHASE AGREEMENTS
              (Cost of $4,535)............................................      4,535
                                                                             --------

CONTRACTS
---------
            PURCHASED OPTIONS -- 0.3%
            Call options:
            Interest rate swaps:
      166     Expiring on 04/21/05
              If exercised, Deutsche Bank AG pays fixed (3.84%)
              and receives 3 month LIBOR, Swap expires
              04/25/06(g).......................................        51
       10     Expiring on 07/06/06
              If exercised, Morgan Stanley pays fixed (3.75%) and receives
              3 month EURLIBOR, Swap expires 07/12/07(g)..................        101
        7     Expiring on 05/16/05
              If exercised, Ixis Financial Products pays fixed (4.77%) and
              receives 3 month LIBOR, Swap expires 05/18/35(g)............          5
        7     Expiring on 05/18/05
              If exercised, Ixis Financial Products pays fixed (4.91%) and
              receives 3 month LIBOR, Swap expires 05/21/35(g)............         16

--------------------------------------------------------------------------------------
                                                                               VALUE
CONTRACTS                                                                      (000)
---------
            PURCHASED OPTIONS -- (CONTINUED)
            Call options:
            Interest rate swaps:
       15     Expiring on 05/23/05
              If exercised, Citibank N.A. pays fixed (5.00%) and receives
              3 month LIBOR, Swap expires 05/26/15(g).....................   $    183
            S&P 500 Index:
      200     Strike price: 1,225.00
              Expires 06/18/05............................................        218
      100     Strike price: 1,250.00
              Expires 12/17/05............................................        284
    1,000   Symantec Corp.,
              Strike price: 30.00
              Expires 04/16/05............................................          3
                                                                             --------
            TOTAL PURCHASED OPTIONS
              (Cost of $1,303)............................................        861
                                                                             --------
            TOTAL INVESTMENTS
              (Cost of $298,841)(h).............................     101.4%   347,329
                                                                             --------
            OTHER ASSETS AND LIABILITIES, NET...................      (1.4)%   (4,669)
                                                                             --------
            NET ASSETS..........................................     100.0%  $342,660
                                                                             ========

------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  Non-income producing security.

(b)
  All or a portion of the security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March, 31, 2005 is $4,304 and $4,450, respectively.

(c)
  The security or a portion of the security is pledged as collateral for open futures contracts and written options. At March 31, 2005, the total market value of securities pledged amounted to $20,937.

(d)
  Rounds to less than $500.

(e)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 (f)
  This amount represents cash collateral received from securities lending activity (see Note 11).

(g)
  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(h)
  Cost for federal income tax purposes is $301,834. See Note 5 for additional information.

ACRONYM   NAME
-------   ------------------------------------------------------
REIT      Real Estate Investment Trust

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LargeCap Enhanced Core Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                               VALUE
CONTRACTS                                                                      (000)
--------------------------------------------------------------------------------------
            WRITTEN OPTIONS
            Call options:
            Interest rate swaps:
     (13)     Expiring on 05/16/05
              If exercised, Ixis Financial Products receives fixed (4.40%)
              and pays 3 month LIBOR Swap expires 05/18/15(g).............   $     (5)
     (12)     Expiring on 04/21/05
              If exercised, Deutsche Bank AG receives fixed (4.99%) and
              pays 3 month LIBOR Swap expires 04/25/06(g).................       (107)
     (13)     Expiring on 05/16/05
              If exercised, Citibank N.A. receives fixed (4.50%) and pays
              3 month LIBOR Swap expires 05/20/15(g)......................        (12)
     (30)     Expiring on 05/23/05. If exercised, Citibank N.A. receives fixed (4.81%) and pays 3 month LIBOR Swap expires
              05/26/15(g).................................................       (174)
    (400)   S&P 500 Index:
              Strike price: 1,250.00
              Expiring on 06/18/05........................................       (208)
    (200)     Strike price: 1,300.00
              Expiring on 12/17/05........................................       (280)
  (2,000)   Symantec Corp:
              Strike price: 32.5
              Expiring on 04/16/05........................................         (5)
                                                                             --------
            TOTAL WRITTEN OPTIONS
              (premium $(1,265))..........................................   $   (791)
                                                                             --------

At March 31, 2005, the Fund held investments in the following sectors:

SECTOR                                            % OF NET ASSETS
------                                            ---------------
Financials.....................................         16.7%
Information Technology.........................         16.7
Health Care....................................         13.2
Energy.........................................         10.5
Consumer Discretionary.........................         10.5
Consumer Staples...............................          9.7
Industrials....................................          9.6
Materials......................................          3.9
Telecommunication Services.....................          2.2
Utilities......................................          2.2
Investment Management Company..................          4.6
Repurchase Agreements..........................          1.3
Purchased Options..............................          0.3
Other Asset & Liabilities, Net.................         (1.4)
                                                       -----
                                                       100.0%
                                                       =====

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

Nations MidCap Index Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             COMMON STOCKS -- 99.7%
             CONSUMER DISCRETIONARY -- 19.1%
             AUTO COMPONENTS -- 1.1%
   109,050   Arvin Meritor, Inc.(a)........................................   $    1,687
    24,250   Bandag, Inc. .................................................        1,139
    87,450   BorgWarner, Inc. .............................................        4,257
   121,275   Gentex Corp.(a)...............................................        3,869
   104,575   Lear Corp.(a).................................................        4,639
    50,425   Modine Manufacturing Co. .....................................        1,479
                                                                              ----------
                                                                                  17,070
                                                                              ----------
             AUTOMOBILES -- 0.1%
    71,725   Thor Industries, Inc. ........................................        2,145
                                                                              ----------
             HOTELS, RESTAURANTS AND LEISURE -- 3.4%
   126,312   Applebee's International, Inc. ...............................        3,481
    55,025   Bob Evans Farms, Inc. ........................................        1,290
   103,100   Boyd Gaming Corp. ............................................        5,377
   137,475   Brinker International, Inc.(b)................................        4,979
   488,725   Caesars Entertainment, Inc.(b)................................        9,672
    74,025   CBRL Group, Inc.(a)...........................................        3,057
   121,100   Cheesecake Factory, Inc.(a)(b)................................        4,293
   180,350   GTECH Holdings Corp. .........................................        4,244
    68,825   International Speedway Corp., Class A.........................        3,734
    96,200   Krispy Kreme Doughnuts, Inc.(a)(b)............................          734
   105,150   Mandalay Resort Group.........................................        7,412
   105,675   Outback Steakhouse, Inc. .....................................        4,839
    99,875   Ruby Tuesday, Inc.(a).........................................        2,426
                                                                              ----------
                                                                                  55,538
                                                                              ----------
             HOUSEHOLD DURABLES -- 4.2%
   107,450   American Greetings Corp., Class A.............................        2,738
    54,800   Blyth Industries, Inc. .......................................        1,745
   456,649   D.R. Horton, Inc. ............................................       13,352
    82,675   Furniture Brands International, Inc.(a).......................        1,803
   100,300   Harman International Industries, Inc. ........................        8,872
    75,450   Hovnanian Enterprises, Inc.(b)................................        3,848
   224,625   Lennar Corp., Class A.........................................       12,732
    92,650   Mohawk Industries, Inc.(a)(b).................................        7,810
    74,050   Ryland Group, Inc. ...........................................        4,593
    96,675   Toll Brothers, Inc.(b)........................................        7,623
    87,875   Tupperware Corp.(a)...........................................        1,789
                                                                              ----------
                                                                                  66,905
                                                                              ----------
             LEISURE EQUIPMENT AND PRODUCTS -- 0.1%
   110,450   Callaway Golf Co. ............................................        1,414
                                                                              ----------
             MEDIA -- 2.4%
   167,125   Belo Corp. ...................................................        4,034
    76,600   Catalina Marketing Corp.(a)...................................        1,984
    79,900   Emmis Communications Corp.(b).................................        1,536
    68,475   Entercom Communications Corp.(b)..............................        2,432
   111,625   Harte-Hanks, Inc. ............................................        3,076
    70,650   Lee Enterprises, Inc. ........................................        3,066
    37,250   Media General, Inc., Class A..................................        2,304
   155,025   Readers Digest Association, Inc., Class A.....................        2,684

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             MEDIA -- (CONTINUED)
    58,000   Scholastic Corp.(b)...........................................   $    2,140
    79,850   Valassis Communications, Inc.(b)..............................        2,792
    10,725   Washington Post Co., Class B..................................        9,588
   137,550   Westwood One, Inc.(b).........................................        2,799
                                                                              ----------
                                                                                  38,435
                                                                              ----------
             MULTILINE RETAIL -- 1.1%
    92,051   99 Cents Only Stores(a)(b)....................................        1,213
   175,850   Dollar Tree Stores, Inc.(b)...................................        5,052
    76,200   Neiman Marcus Group, Inc., Class A............................        6,973
   217,575   Saks, Inc. ...................................................        3,927
                                                                              ----------
                                                                                  17,165
                                                                              ----------
             SPECIALTY RETAIL -- 6.5%
   135,725   Abercrombie & Fitch Co., Class A..............................        7,769
   114,500   Advance Auto Parts, Inc.(b)...................................        5,777
    86,650   Aeropostale, Inc.(b)..........................................        2,838
   206,600   American Eagle Outfitters, Inc. ..............................        6,105
   109,925   AnnTaylor Stores Corp.(b).....................................        2,813
    98,850   Barnes & Noble, Inc.(b).......................................        3,409
   116,975   Borders Group, Inc. ..........................................        3,114
   162,275   CarMax, Inc.(b)...............................................        5,112
   278,100   Chico's FAS, Inc.(b)..........................................        7,859
   154,125   Claire's Stores, Inc. ........................................        3,551
   242,825   Foot Locker, Inc. ............................................        7,115
   209,900   Michaels Stores, Inc. ........................................        7,619
    81,975   O'Reilly Automotive, Inc.(b)..................................        4,060
   115,575   Pacific Sunwear of California, Inc.(b)........................        3,234
   106,000   Payless Shoesource, Inc.(b)...................................        1,674
   227,200   PETsMART, Inc. ...............................................        6,532
   134,525   Pier 1 Imports, Inc. .........................................        2,452
    69,675   Regis Corp. ..................................................        2,852
   109,125   Rent-A-Center, Inc.(b)........................................        2,980
   228,650   Ross Stores, Inc. ............................................        6,663
   101,425   Urban Outfitters, Inc.(b).....................................        4,865
   182,325   Williams-Sonoma, Inc.(b)......................................        6,700
                                                                              ----------
                                                                                 105,093
                                                                              ----------
             TEXTILES, APPAREL AND LUXURY GOODS -- 0.2%
    48,225   Timberland Co., Class A(b)....................................        3,421
                                                                              ----------
                                                                                 307,186
                                                                              ----------
             CONSUMER STAPLES -- 4.6%
             BEVERAGES -- 0.8%
   160,300   Constellation Brands, Inc., Class A(b)........................        8,475
   165,300   PepsiAmericas, Inc. ..........................................        3,746
                                                                              ----------
                                                                                  12,221
                                                                              ----------
             FOOD AND STAPLES RETAILING -- 1.0%
   108,250   BJ's Wholesale Club, Inc.(b)..................................        3,362
    69,750   Ruddick Corp. ................................................        1,615
   100,075   Whole Foods Market, Inc. .....................................       10,221
                                                                              ----------
                                                                                  15,198
                                                                              ----------
             FOOD PRODUCTS -- 2.1%
   232,062   Dean Foods Co.(b).............................................        7,960
   163,225   Hormel Foods Corp. ...........................................        5,078
    90,975   J. M. Smucker Co.(a)..........................................        4,576

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Index Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             FOOD PRODUCTS -- (CONTINUED)
    47,725   Lancaster Colony Corp. .......................................   $    2,031
   156,025   Smithfield Foods, Inc.(b).....................................        4,922
    68,577   Tootsie Roll Industries, Inc. ................................        2,057
   472,900   Tyson Foods, Inc., Class A....................................        7,888
                                                                              ----------
                                                                                  34,512
                                                                              ----------
             HOUSEHOLD PRODUCTS -- 0.6%
    98,700   Church & Dwight Co., Inc. ....................................        3,501
   110,075   Energizer Holdings, Inc.(b)...................................        6,582
                                                                              ----------
                                                                                  10,083
                                                                              ----------
             TOBACCO -- 0.1%
    39,925   Universal Corp. ..............................................        1,827
                                                                              ----------
                                                                                  73,841
                                                                              ----------
             ENERGY -- 7.5%
             ENERGY EQUIPMENT AND SERVICES -- 4.0%
    84,100   Cooper Cameron Corp.(b).......................................        4,811
   235,575   ENSCO International, Inc. ....................................        8,872
   106,525   FMC Technologies, Inc.(b).....................................        3,535
   192,400   Grant Prideco, Inc.(b)........................................        4,648
   121,600   Hanover Compressor Co.(b).....................................        1,468
    79,050   Helmerich & Payne, Inc. ......................................        3,138
   262,625   Patterson-UTI Energy, Inc. ...................................        6,571
   197,325   Pride International, Inc.(a)(b)...............................        4,902
   165,175   Smith International, Inc. ....................................       10,361
    94,475   Tidewater, Inc. ..............................................        3,671
   215,175   Weatherford International Ltd.(b).............................       12,467
                                                                              ----------
                                                                                  64,444
                                                                              ----------
             OIL AND GAS -- 3.5%
    85,850   Forest Oil Corp.(a)(b)........................................        3,477
   136,100   Murphy Oil Corp.(c) ..........................................       13,437
    98,250   Newfield Exploration Co.(b)...................................        7,296
    91,975   Noble Energy, Inc.(a).........................................        6,256
    54,025   Overseas Shipholding Group, Inc. .............................        3,399
   225,550   Pioneer Natural Resources Co. ................................        9,635
   120,025   Plains Exploration & Production Co.(b)........................        4,189
    99,025   Pogo Producing Co. ...........................................        4,876
   100,600   Western Gas Resources, Inc.(a)................................        3,466
                                                                              ----------
                                                                                  56,031
                                                                              ----------
                                                                                 120,475
                                                                              ----------
             FINANCIALS -- 16.9%
             CAPITAL MARKETS -- 2.7%
   118,425   A.G. Edwards, Inc. ...........................................        5,305
   207,400   Eaton Vance Corp. ............................................        4,861
   103,575   Investors Financial Services Corp. ...........................        5,066
    80,125   Jefferies Group, Inc. ........................................        3,019
    88,825   LaBranche & Co., Inc.(a)(b)...................................          826
   169,337   Legg Mason, Inc. .............................................       13,232
   103,587   Raymond James Financial, Inc. ................................        3,139
   130,850   SEI Investments Co. ..........................................        4,732
             Waddell & Reed Financial, Inc.,
   128,750   Class A(a)....................................................        2,542
                                                                              ----------
                                                                                  42,722
                                                                              ----------

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             COMMERCIAL BANKS -- 4.0%
   201,562   Associated Banc Corp. ........................................   $    6,295
    83,275   Bank of Hawaii Corp. .........................................        3,769
    70,450   City National Corp. ..........................................        4,919
   226,700   Colonial BancGroup, Inc. .....................................        4,652
   247,150   Commerce Bancorp, Inc.(a).....................................        8,025
    75,950   Cullen Frost Bankers, Inc. ...................................        3,429
   131,025   FirstMerit Corp.(a)...........................................        3,506
    79,400   Greater Bay Bancorp.(a).......................................        1,938
   241,650   Hibernia Corp., Class A.......................................        7,735
   123,300   Mercantile Bankshares Corp. ..................................        6,271
    56,300   Silicon Valley Bancshares(b)..................................        2,480
   197,425   TCF Financial Corp. ..........................................        5,360
    52,150   Westamerica Bancorporation....................................        2,700
   104,925   Wilmington Trust Corp. .......................................        3,683
                                                                              ----------
                                                                                  64,762
                                                                              ----------
             CONSUMER FINANCE -- 0.5%
   236,550   AmeriCredit Corp.(b)..........................................        5,545
   133,575   MoneyGram International, Inc. ................................        2,523
                                                                              ----------
                                                                                   8,068
                                                                              ----------
             DIVERSIFIED FINANCIAL SERVICES -- 0.3%
   147,450   Leucadia National Corp.(a)....................................        5,065
                                                                              ----------
             INSURANCE -- 4.3%
    83,075   Allmerica Financial Corp.(b)..................................        2,987
    92,000   American Financial Group, Inc. ...............................        2,834
    61,425   AmerUs Group Co. .............................................        2,902
   143,500   Arthur J. Gallagher & Co. ....................................        4,133
    96,925   Brown & Brown, Inc.(a)........................................        4,467
    87,425   Everest Re Group Ltd. ........................................        7,441
   271,740   Fidelity National Financial, Inc. ............................        8,951
   127,025   First American Financial Corp.(a).............................        4,184
   105,850   HCC Insurance Holdings, Inc. .................................        3,828
    66,650   Horace Mann Educators Corp. ..................................        1,182
    97,225   Ohio Casualty Corp.(b)........................................        2,234
   283,987   Old Republic International Corp. .............................        6,614
   108,100   Protective Life Corp. ........................................        4,248
    44,325   Stancorp Financial Group, Inc. ...............................        3,758
    90,175   Unitrin, Inc. ................................................        4,094
   123,387   W.R. Berkley Corp. ...........................................        6,120
                                                                              ----------
                                                                                  69,977
                                                                              ----------
             REAL ESTATE -- 2.7%
   130,725   AMB Property Corp. ...........................................        4,941
   167,900   Developers Diversified Realty Corp............................        6,674
    83,700   Highwoods Properties, Inc. ...................................        2,245
    98,375   Hospitality Properties Trust..................................        3,972
   134,225   Liberty Property Trust(a).....................................        5,242
    88,075   Mack-Cali Realty Corp. .......................................        3,730
   160,375   New Plan Excel Realty Trust(a)................................        4,027
    78,157   Rayonier, Inc. ...............................................        3,871
   213,375   United Dominion Realty Trust, Inc. ...........................        4,453
   131,600   Weingarten Realty Investors...................................        4,542
                                                                              ----------
                                                                                  43,697
                                                                              ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

Nations MidCap Index Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             THRIFTS AND MORTGAGE FINANCE -- 2.4%
   159,900   Astoria Financial Corp. ......................................   $    4,046
   122,325   Independence Community Bank Corp. ............................        4,771
    96,825   IndyMac Bancorp, Inc. ........................................        3,292
   379,903   New York Community Bancorp, Inc. .............................        6,899
   146,550   PMI Group, Inc. ..............................................        5,570
   137,750   Radian Group, Inc. ...........................................        6,576
   134,927   Washington Federal, Inc. .....................................        3,145
    83,775   Webster Financial Corp. ......................................        3,804
                                                                              ----------
                                                                                  38,103
                                                                              ----------
                                                                                 272,394
                                                                              ----------
             HEALTH CARE -- 11.7%
             BIOTECHNOLOGY -- 1.7%
    90,375   Cephalon, Inc.(a)(b)..........................................        4,232
   102,950   Charles River Laboratories International, Inc.(b).............        4,843
    80,350   Invitrogen Corp.(b)...........................................        5,560
    48,300   Martek Biosciences Corp.(a)(b)................................        2,810
   477,675   Millennium Pharmaceuticals, Inc.(b)...........................        4,022
   164,100   Protein Design Labs, Inc.(b)..................................        2,624
    59,800   Techne Corp.(b)...............................................        2,403
   125,075   Vertex Pharmaceuticals, Inc.(b)...............................        1,171
                                                                              ----------
                                                                                  27,665
                                                                              ----------
             HEALTH CARE EQUIPMENT AND SUPPLIES -- 2.9%
    96,400   Beckman Coulter, Inc. ........................................        6,406
   176,650   Cytyc Corp.(b)................................................        4,065
   118,075   DENTSPLY International, Inc. .................................        6,424
    92,750   Edwards Lifesciences Corp.(b).................................        4,009
    77,600   Gen-Probe, Inc.(b)............................................        3,458
    91,500   Hillenbrand Industries, Inc. .................................        5,076
    55,800   INAMED Corp.(b)...............................................        3,899
   107,925   STERIS Corp.(b)...............................................        2,725
   208,000   Varian Medical Systems, Inc.(b)...............................        7,130
    54,750   Varian, Inc.(b)...............................................        2,074
    77,900   VISX, Inc.(b).................................................        1,826
                                                                              ----------
                                                                                  47,092
                                                                              ----------
             HEALTH CARE PROVIDERS AND SERVICES -- 5.2%
    75,450   Apria Healthcare Group, Inc.(b)...............................        2,422
   103,950   Community Health Systems, Inc.(b).............................        3,629
    97,750   Covance, Inc.(b)..............................................        4,654
   165,412   Coventry Health Care, Inc.(b).................................       11,271
   172,925   Health Net, Inc.(b)...........................................        5,656
   134,850   Henry Schein, Inc.(a)(b)......................................        4,833
    56,100   LifePoint Hospitals, Inc.(a)(b)...............................        2,459
   156,300   Lincare Holdings, Inc.(b).....................................        6,913
   162,225   Omnicare, Inc. ...............................................        5,751
   134,975   Pacificare Health Systems, Inc.(b)............................        7,683
   213,950   Patterson Companies, Inc.(b)..................................       10,687
   105,600   Renal Care Group, Inc.(b).....................................        4,007
   122,375   Triad Hospitals, Inc.(b)......................................        6,131
    90,800   Universal Health Services, Inc., Class B......................        4,758
   118,800   VCA Antech, Inc.(b)...........................................        2,403
                                                                              ----------
                                                                                  83,257
                                                                              ----------

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             PHARMACEUTICALS -- 1.9%
   143,830   Barr Pharmaceuticals, Inc.(b).................................   $    7,023
   343,631   IVAX Corp.(b).................................................        6,794
    52,775   Par Pharmaceutical Companies, Inc.(a)(b)......................        1,765
   140,025   Perrigo Co. ..................................................        2,681
   163,625   Sepracor, Inc.(b).............................................        9,394
   142,375   Valeant Pharmaceuticals International.........................        3,206
                                                                              ----------
                                                                                  30,863
                                                                              ----------
                                                                                 188,877
                                                                              ----------
             INDUSTRIALS -- 12.9%
             AEROSPACE AND DEFENSE -- 0.8%
    58,875   Alliant Techsystems, Inc.(b)..................................        4,207
   102,900   Precision Castparts Corp. ....................................        7,924
    13,075   Sequa Corp., Class A(b).......................................          678
                                                                              ----------
                                                                                  12,809
                                                                              ----------
             AIR FREIGHT AND LOGISTICS -- 1.0%
   132,825   C.H. Robinson Worldwide, Inc. ................................        6,844
             Expeditors International of
   165,950   Washington, Inc. .............................................        8,887
                                                                              ----------
                                                                                  15,731
                                                                              ----------
             AIRLINES -- 0.3%
   133,550   Airtran Holdings, Inc.(a)(b)..................................        1,209
    40,150   Alaska Air Group, Inc.(b).....................................        1,182
   152,787   JetBlue Airways Corp.(b)......................................        2,909
                                                                              ----------
                                                                                   5,300
                                                                              ----------
             BUILDING PRODUCTS -- 0.1%
    64,700   York International Corp. .....................................        2,535
                                                                              ----------
             COMMERCIAL SERVICES AND SUPPLIES -- 4.6%
   142,775   Adesa, Inc. ..................................................        3,335
    38,775   Banta Corp. ..................................................        1,660
    88,375   Brink's Co. ..................................................        3,058
   159,650   Career Education Corp.(b).....................................        5,470
   138,202   ChoicePoint, Inc.(b)..........................................        5,543
   124,875   Copart, Inc.(b)...............................................        2,942
   141,300   Corinthian Colleges, Inc.(b)..................................        2,221
    78,200   Deluxe Corp.(a)...............................................        3,117
   100,825   DeVry, Inc.(b)................................................        1,908
   107,525   Dun & Bradstreet Corp.(b).....................................        6,607
   106,150   Education Management Corp.(b).................................        2,967
   108,825   Herman Miller, Inc. ..........................................        3,278
    80,525   HNI Corp. ....................................................        3,620
    71,525   ITT Educational Services, Inc.(b).............................        3,469
    42,700   Kelly Services, Inc. .........................................        1,229
    54,225   Korn/Ferry International(b)...................................        1,032
    76,825   Laureate Education, Inc.(b)...................................        3,287
   139,975   Manpower, Inc. ...............................................        6,092
   219,025   Republic Services, Inc.(a)....................................        7,333

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Index Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             COMMERCIAL SERVICES AND SUPPLIES -- (CONTINUED)
    76,618   Rollins, Inc. ................................................   $    1,425
    74,125   Sotheby's Holdings, Class A(a)(b).............................        1,257
    69,875   Stericycle, Inc.(b)...........................................        3,088
                                                                              ----------
                                                                                  73,938
                                                                              ----------
             CONSTRUCTION AND ENGINEERING -- 0.6%
    75,750   Dycom Industries, Inc.(b).....................................        1,741
    57,675   Granite Construction(a).......................................        1,515
    88,550   Jacobs Engineering Group, Inc.(b).............................        4,598
   151,475   Quanta Services, Inc.(a)(b)...................................        1,156
                                                                              ----------
                                                                                   9,010
                                                                              ----------
             ELECTRICAL EQUIPMENT -- 0.8%
   107,550   AMETEK, Inc. .................................................        4,329
    95,725   Hubbell, Inc., Class B........................................        4,892
    92,800   Thomas & Betts Corp.(b).......................................        2,997
                                                                              ----------
                                                                                  12,218
                                                                              ----------
             INDUSTRIAL CONGLOMERATES -- 0.4%
    48,400   Carlisle Companies, Inc. .....................................        3,377
    59,950   Teleflex, Inc. ...............................................        3,068
                                                                              ----------
                                                                                   6,445
                                                                              ----------
             MACHINERY -- 2.4%
   140,675   Agco Corp.(b).................................................        2,567
    86,300   Crane Co. ....................................................        2,484
   119,700   Donaldson Co., Inc. ..........................................        3,864
    74,925   Federal Signal Corp. .........................................        1,137
    86,125   Flowserve Corp.(b)............................................        2,228
   107,387   Graco, Inc. ..................................................        4,334
    64,650   Harsco Corp. .................................................        3,854
    58,450   Kennametal, Inc. .............................................        2,776
    51,125   Nordson Corp. ................................................        1,882
   157,675   Pentair, Inc. ................................................        6,149
   117,025   SPX Corp.(a)..................................................        5,065
    28,750   Tecumseh Products Co., Class A................................        1,139
    66,300   Trinity Industries, Inc. .....................................        1,868
                                                                              ----------
                                                                                  39,347
                                                                              ----------
             MARINE -- 0.2%
    67,700   Alexander & Baldwin, Inc. ....................................        2,789
                                                                              ----------
             ROAD AND RAIL -- 1.0%
    80,450   CNF, Inc. ....................................................        3,764
   106,875   J.B. Hunt Transport Services, Inc. ...........................        4,678
    96,325   Swift Transportation Co., Inc. (a)(b).........................        2,133
    98,743   Werner Enterprises, Inc. .....................................        1,919
    75,700   Yellow Roadway Corp.(a)(b)....................................        4,431
                                                                              ----------
                                                                                  16,925
                                                                              ----------
             TRADING COMPANIES AND DISTRIBUTORS -- 0.7%
   106,350   Fastenal Co.(a)...............................................        5,882
    76,975   GATX Corp. ...................................................        2,555
   112,750   United Rentals, Inc.(a)(b)....................................        2,279
                                                                              ----------
                                                                                  10,716
                                                                              ----------
                                                                                 207,763
                                                                              ----------

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY -- 13.9%
             COMMUNICATIONS EQUIPMENT -- 1.6%
   592,400   3Com Corp.(b).................................................   $    2,109
   106,475   ADTRAN, Inc. .................................................        1,878
    77,550   Avocent Corp.(b)..............................................        1,990
    79,575   CommScope, Inc.(b)............................................        1,190
    57,100   F5 Networks, Inc.(b)..........................................        2,883
   207,250   Harris Corp. .................................................        6,767
    76,425   Plantronics, Inc. ............................................        2,910
   152,800   Polycom, Inc.(a)(b)...........................................        2,590
   155,125   Powerwave Technologies, Inc.(a)(b)............................        1,201
   161,925   UTStarcom, Inc.(a)(b).........................................        1,773
                                                                              ----------
                                                                                  25,291
                                                                              ----------
             COMPUTERS AND PERIPHERALS -- 1.3%
   111,625   Diebold, Inc. ................................................        6,123
    52,875   Imation Corp. ................................................        1,837
   185,375   McDATA Corp., Class A(a)(b)...................................          699
   253,700   SanDisk Corp.(b)..............................................        7,053
   165,950   Storage Technology Corp.(b)...................................        5,111
                                                                              ----------
                                                                                  20,823
                                                                              ----------
             ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.0%
   137,800   Amphenol Corp., Class A.......................................        5,104
   180,475   Arrow Electronics, Inc.(b)....................................        4,575
   187,850   Avnet, Inc.(b)................................................        3,460
   115,225   CDW Corp.(a)..................................................        6,531
   134,725   KEMET Corp.(b)................................................        1,044
   103,762   National Instruments Corp. ...................................        2,807
    66,825   Newport Corp.(b)..............................................          968
    67,475   Plexus Corp.(a)(b)............................................          777
    90,850   Tech Data Corp.(b)............................................        3,367
   258,675   Vishay Intertechnology, Inc.(b)...............................        3,215
                                                                              ----------
                                                                                  31,848
                                                                              ----------
             IT SERVICES -- 2.7%
   133,575   Acxiom Corp. .................................................        2,796
   103,225   Alliance Data Systems Corp.(b)................................        4,170
   188,150   BISYS Group, Inc.(b)..........................................        2,950
   232,325   Ceridian Corp.(b).............................................        3,961
    97,125   Certegy, Inc. ................................................        3,363
   130,850   CheckFree Corp.(b)............................................        5,333
   207,025   Cognizant Technology Solutions Corp., Class A(b)..............        9,565
    79,525   CSG Systems International, Inc.(b)............................        1,295
   117,800   DST Systems, Inc.(b)..........................................        5,440
    86,950   Keane, Inc.(b)................................................        1,133
   159,725   MPS Group, Inc.(b)............................................        1,679
   131,925   Titan Corp.(b)................................................        2,396
                                                                              ----------
                                                                                  44,081
                                                                              ----------
             OFFICE ELECTRONICS -- 0.3%
   111,975   Zebra Technologies Corp., Class A(b)..........................        5,318
                                                                              ----------
             SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 3.0%
   698,750   Atmel Corp.(b)................................................        2,061
    38,475   Cabot Microelectronics Corp.(a)(b)............................        1,207

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

Nations MidCap Index Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- (CONTINUED)
   142,325   Credence Systems Corp.(b).....................................   $    1,126
   119,175   Cree Research, Inc.(a)(b).....................................        2,592
   200,075   Cypress Semiconductor Corp.(b)................................        2,521
             Fairchild Semiconductor Corp.,
   186,450   Class A(b)....................................................        2,858
   109,375   Integrated Circuit Systems, Inc.(b)...........................        2,091
   163,725   Integrated Device Technology, Inc.(b).........................        1,970
   105,375   International Rectifier Corp.(b)..............................        4,795
   234,400   Intersil Corp., Class A.......................................        4,060
   217,475   Lam Research Corp.(b).........................................        6,276
   176,675   Lattice Semiconductor Corp.(b)................................          949
    95,250   LTX Corp.(b)..................................................          423
   123,450   Micrel, Inc.(b)...............................................        1,138
   322,750   Microchip Technology, Inc. ...................................        8,395
   292,000   RF Micro Devices, Inc.(b).....................................        1,524
   115,300   Semtech Corp.(b)..............................................        2,061
    70,675   Silicon Laboratories, Inc.(a)(b)..............................        2,100
   214,250   TriQuint Semiconductor, Inc.(b)...............................          724
                                                                              ----------
                                                                                  48,871
                                                                              ----------
             SOFTWARE -- 3.0%
   295,516   Activision, Inc.(b)...........................................        4,374
    44,125   Advent Software, Inc.(b)......................................          802
    91,462   Ascential Software Corp.(b)...................................        1,695
   420,975   Cadence Design Systems, Inc.(b)...............................        6,294
   104,800   Fair Isaac Corp. .............................................        3,609
   132,825   Gartner, Inc.(b)..............................................        1,271
   126,425   Jack Henry & Associates, Inc. ................................        2,274
   114,575   Macromedia, Inc.(b)...........................................        3,838
    77,400   Macrovision Corp.(b)..........................................        1,764
   249,475   McAfee, Inc.(b)...............................................        5,628
   118,875   Mentor Graphics Corp.(b)......................................        1,629
    87,250   Retek, Inc.(b)................................................          979
    90,400   Reynolds & Reynolds Co., Class A..............................        2,446
   108,325   RSA Security, Inc.(b).........................................        1,717
   148,175   Sybase, Inc.(b)...............................................        2,735
   226,025   Synopsys, Inc.(b).............................................        4,091
    55,600   Transaction Systems Architects, Inc., Class A(b)..............        1,287
   121,525   Wind River Systems, Inc.(b)...................................        1,833
                                                                              ----------
                                                                                  48,266
                                                                              ----------
                                                                                 224,498
                                                                              ----------
             MATERIALS -- 5.4%
             CHEMICALS -- 3.0%
   109,175   Airgas, Inc. .................................................        2,608
    71,525   Albemarle Corp. ..............................................        2,601
    97,925   Cabot Corp. ..................................................        3,273
   178,700   Crompton Corp. ...............................................        2,609
    67,075   Cytec Industries, Inc. .......................................        3,639
    65,225   Ferro Corp. ..................................................        1,227
    57,450   FMC Corp.(b)..................................................        3,071
   104,800   Lubrizol Corp. ...............................................        4,259
   338,675   Lyondell Chemical Co. ........................................        9,456

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             CHEMICALS -- (CONTINUED)
    32,000   Minerals Technologies, Inc. ..................................   $    2,105
   110,425   Olin Corp. ...................................................        2,462
   182,500   RPM International, Inc. ......................................        3,336
    43,125   Scotts Co., Class A(a)(b).....................................        3,029
    73,300   Sensient Technologies Corp. ..................................        1,580
    80,225   Valspar Corp. ................................................        3,734
                                                                              ----------
                                                                                  48,989
                                                                              ----------
             CONSTRUCTION MATERIALS -- 0.3%
    73,475   Martin Marietta Materials, Inc. ..............................        4,109
                                                                              ----------
             CONTAINERS AND PACKAGING -- 0.6%
    79,550   Longview Fibre Co. ...........................................        1,492
   132,175   Packaging Corp. of America....................................        3,211
   154,100   Sonoco Products Co. ..........................................        4,446
                                                                              ----------
                                                                                   9,149
                                                                              ----------
             METALS AND MINING -- 1.1%
    97,675   Arch Coal, Inc. ..............................................        4,201
   183,200   Peabody Energy Corp. .........................................        8,493
    69,500   Steel Dynamics, Inc.(a).......................................        2,394
   124,500   Worthington Industries, Inc. .................................        2,401
                                                                              ----------
                                                                                  17,489
                                                                              ----------
             PAPER AND FOREST PRODUCTS -- 0.4%
    86,700   Bowater, Inc. ................................................        3,266
    58,100   P.H. Glatfelter Co. ..........................................          857
    45,050   Potlatch Corp. ...............................................        2,120
                                                                              ----------
                                                                                   6,243
                                                                              ----------
                                                                                  85,979
                                                                              ----------
             TELECOMMUNICATION SERVICES -- 0.5%
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.1%
   381,975   Cincinnati Bell, Inc.(b)......................................        1,623
                                                                              ----------
             WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
    85,025   Telephone & Data Systems, Inc. ...............................        6,938
                                                                              ----------
                                                                                   8,561
                                                                              ----------
             UTILITIES -- 7.2%
             ELECTRIC UTILITIES -- 3.0%
   180,975   Alliant Energy Corp.(a).......................................        4,846
    50,600   Black Hills Corp. ............................................        1,673
   197,025   DPL, Inc. ....................................................        4,926
   119,750   Duquesne Light Holdings, Inc.(a)..............................        2,146
   115,975   Great Plains Energy, Inc.(a)..................................        3,546
   125,700   Hawaiian Electric Industries, Inc.(a).........................        3,208
    65,700   IDACORP, Inc. ................................................        1,864
   199,975   Northeast Utilities Co. ......................................        3,854
    83,000   NSTAR(a)......................................................        4,507
   292,650   Pepco Holdings, Inc. .........................................        6,143
    99,450   PNM Resources, Inc.(a)........................................        2,653

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Index Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             ELECTRIC UTILITIES -- (CONTINUED)
   155,525   Puget Energy, Inc. ...........................................   $    3,428
   182,900   Sierra Pacific Resources(a)(b)................................        1,966
   133,725   Westar Energy, Inc. ..........................................        2,894
                                                                              ----------
                                                                                  47,654
                                                                              ----------
             GAS UTILITIES -- 1.8%
   119,825   AGL Resources, Inc. ..........................................        4,185
    95,050   Equitable Resources, Inc. ....................................        5,460
   121,875   National Fuel Gas Co.(a)......................................        3,484
   162,300   Oneok, Inc. ..................................................        5,002
   131,950   Questar Corp. ................................................        7,818
    75,825   WGL Holdings, Inc.(a).........................................        2,348
                                                                              ----------
                                                                                  28,297
                                                                              ----------
             MULTI-UTILITIES AND UNREGULATED POWER -- 2.2%
   376,475   Aquila, Inc.(b)...............................................        1,442
   228,825   Energy East Corp. ............................................        6,000
   184,237   MDU Resources Group, Inc. ....................................        5,088
   140,150   OGE Energy Corp. .............................................        3,777
   175,875   Scana Corp. ..................................................        6,722
   118,500   Vectren Corp. ................................................        3,157
   182,225   Wisconsin Energy Corp. .......................................        6,469
    58,675   WPS Resources Corp. ..........................................        3,105
                                                                              ----------
                                                                                  35,760
                                                                              ----------
             WATER UTILITIES -- 0.2%
   145,231   Aqua America, Inc. ...........................................        3,538
                                                                              ----------
                                                                                 115,249
                                                                              ----------
             TOTAL COMMON STOCKS
               (Cost of $1,252,373)........................................    1,604,823
                                                                              ----------
             INVESTMENT MANAGEMENT COMPANY -- 0.2%
 3,377,000   Nations Cash Reserves, Capital Class Shares(d)................        3,377
                                                                              ----------
             TOTAL INVESTMENT MANAGEMENT COMPANY
               (Cost of $3,377)..................................                  3,377
                                                                              ----------
   PAR
  (000)
----------
             REPURCHASE AGREEMENTS(E) -- 4.7%
$   20,108   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
               04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
               $20,299 (repurchase proceeds $20,110).......................       20,108

   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS(E) -- (CONTINUED)
$   24,130   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
               Government Agency securities with various maturities to
               05/20/33, market value $24,447 (repurchase proceeds
               $24,132) ...................................................   $   24,130
    31,414   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
               Government Agency securities with various maturities to
               03/31/35, market value $31,909 (repurchase proceeds
               $31,417) ...................................................       31,414
                                                                              ----------
             TOTAL REPURCHASE AGREEMENTS
               (Cost of $75,652)...........................................       75,652
                                                                              ----------
             TOTAL INVESTMENTS
               (Cost of $1,331,402)(f)...........................     104.6%   1,683,852
             OTHER ASSETS AND LIABILITIES, NET...................      (4.6)%    (73,241)
                                                                              ----------
             NET ASSETS..........................................     100.0%  $1,610,611
                                                                              ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a) All or a portion of the security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March, 31, 2005 is $78,732 and $73,669, respectively.

(b)  Non-income producing security.

(c)  Security pledged as collateral for open futures contracts.

(d)  Money market mutual fund registered under the Investment Company
     Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e) This amount represents cash collateral received from securities lending activity (see Note 11).

(f) Cost for federal income tax purposes is $1,346,101. See Note 5 for additional information.

At March 31, 2005, the Fund held investments in the following sectors:

SECTOR                                           % OF NET ASSETS
------                                           ---------------
Consumer Discretionary.........................        19.1%
Financials.....................................        16.9
Information Technology.........................        13.9
Industrials....................................        12.9
Health Care....................................        11.7
Energy.........................................         7.5
Utilities......................................         7.2
Materials......................................         5.4
Consumer Staples...............................         4.6
Telecommunication Services.....................         0.5
Investment Management Company..................         0.2
Repurchase Agreements..........................         4.7
Other Assets & Liabilities, Net................        (4.6)
                                                      -----
                                                      100.0%
                                                      =====

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

Nations SmallCap Index Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             COMMON STOCKS -- 99.3%
             CONSUMER DISCRETIONARY -- 17.6%
             AUTO COMPONENTS -- 0.2%
    32,000   Midas, Inc.(a)................................................   $      731
    32,500   Standard Motor Products, Inc. ................................          380
    52,900   Superior Industries International, Inc.(b)....................        1,397
                                                                              ----------
                                                                                   2,508
                                                                              ----------
             AUTOMOBILES -- 0.4%
    32,300   Coachmen Industries, Inc. ....................................          439
   120,100   Fleetwood Enterprises, Inc.(a)(b).............................        1,045
    63,600   Monaco Coach Corp. ...........................................        1,027
    65,500   Winnebago Industries, Inc.(b).................................        2,070
                                                                              ----------
                                                                                   4,581
                                                                              ----------
             DISTRIBUTORS -- 0.2%
    37,100   Advanced Marketing Services, Inc.(a)..........................          223
    29,700   Building Material Holding Corp. ..............................        1,321
                                                                              ----------
                                                                                   1,544
                                                                              ----------
             HOTELS, RESTAURANTS AND LEISURE -- 3.9%
    60,700   Argosy Gaming Co.(a)..........................................        2,787
    75,200   Aztar Corp.(a)................................................        2,148
    73,700   Bally Total Fitness Holding Corp.(a)(b).......................          256
    78,550   CEC Entertainment, Inc.(a)....................................        2,876
    43,100   IHOP Corp. ...................................................        2,055
    78,900   Jack in the Box, Inc.(a)......................................        2,927
    52,100   Landry's Restaurants, Inc.(b).................................        1,507
    42,800   Lone Star Steakhouse & Saloon, Inc. ..........................        1,237
    59,500   Marcus Corp. .................................................        1,220
    60,600   Multimedia Games, Inc.(a)(b)..................................          470
    46,200   O'Charleys, Inc.(a)...........................................        1,004
    55,900   P.F. Chang's China Bistro, Inc.(a)(b).........................        3,343
    65,500   Panera Bread Co., Class A(a)(b)...............................        3,703
    30,600   Papa John's International, Inc.(a)............................        1,062
    86,100   Pinnacle Entertainment, Inc.(a)...............................        1,438
    74,300   RARE Hospitality International, Inc.(a).......................        2,294
    90,600   Ryan's Restaurant Group, Inc.(a)..............................        1,316
    76,850   Shuffle Master, Inc.(a)(b)....................................        2,227
   130,100   Sonic Corp.(a)................................................        4,345
    59,700   Steak n Shake Co.(a)..........................................        1,155
   118,400   Triarc Companies, Inc. .......................................        1,637
    56,700   WMS Industries, Inc.(a)(b)....................................        1,597
                                                                              ----------
                                                                                  42,604
                                                                              ----------
             HOUSEHOLD DURABLES -- 3.1%
    48,400   Applica, Inc.(a)..............................................          245
    23,900   Bassett Furniture Industries, Inc. ...........................          471
   156,800   Champion Enterprises, Inc.(a)(b)..............................        1,474
    29,200   Department 56, Inc.(a)........................................          510
    31,100   Enesco Group, Inc.(a).........................................          207
    76,700   Ethan Allen Interiors, Inc.(b)................................        2,454
    58,300   Fedders Corp. ................................................          162
   105,800   Interface, Inc., Class A(a)...................................          721

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES -- (CONTINUED)
   112,800   La-Z-Boy, Inc.(b).............................................   $    1,571
    29,800   Libbey, Inc. .................................................          626
    81,932   M.D.C. Holdings, Inc.(b)......................................        5,707
    50,000   Meritage Corp.(a).............................................        2,946
    12,500   National Presto Industries, Inc. .............................          504
    12,300   NVR, Inc.(a)(c)...............................................        9,656
    36,500   Russ Berrie and Co., Inc. ....................................          698
    16,500   Skyline Corp. ................................................          635
    73,100   Standard Pacific Corp.(b).....................................        5,277
                                                                              ----------
                                                                                  33,864
                                                                              ----------
             INTERNET AND CATALOG RETAIL -- 0.2%
   107,300   Insight Enterprises, Inc.(a)..................................        1,884
    40,900   J Jill Group, Inc.(a).........................................          563
                                                                              ----------
                                                                                   2,447
                                                                              ----------
             LEISURE EQUIPMENT AND PRODUCTS -- 1.5%
    40,100   Action Performance Companies, Inc.(b).........................          530
    34,200   Arctic Cat, Inc. .............................................          925
    56,700   JAKKS Pacific, Inc.(a)(b).....................................        1,217
   100,900   K2, Inc.(a)...................................................        1,388
    36,300   Meade Instruments Corp.(a)....................................          106
    67,500   Nautilus Group, Inc.(b).......................................        1,604
    93,000   Polaris Industries, Inc. .....................................        6,531
   113,150   SCP Pool Corp. ...............................................        3,605
    52,400   Sturm, Ruger & Co., Inc. .....................................          363
                                                                              ----------
                                                                                  16,269
                                                                              ----------
             MEDIA -- 0.6%
    28,900   4Kids Entertainment, Inc.(a)(b)...............................          639
    67,350   ADVO, Inc. ...................................................        2,522
    67,500   Arbitron, Inc.(a) ............................................        2,896
    28,100   Thomas Nelson, Inc. ..........................................          665
                                                                              ----------
                                                                                   6,722
                                                                              ----------
             MULTILINE RETAIL -- 0.3%
    85,150   Fred's, Inc.(b)...............................................        1,462
    63,900   ShopKo Stores, Inc.(a)........................................        1,420
                                                                              ----------
                                                                                   2,882
                                                                              ----------
             SPECIALTY RETAIL -- 5.2%
    95,750   Aaron Rents, Inc. ............................................        1,915
    68,500   Burlington Coat Factory Warehouse Corp. ......................        1,966
    44,800   Cato Corp., Class A...........................................        1,445
    45,000   Children's Place Retail Stores, Inc.(a)(b)....................        2,149
    77,200   Christopher and Banks Corp.(b)................................        1,359
    47,100   Cost Plus, Inc.(a)(b).........................................        1,266
    56,000   Dress Barn, Inc.(a)...........................................        1,020
    38,300   Electronics Boutique Holdings Corp.(a)(b).....................        1,646
    99,300   Finish Line, Inc., Class A....................................        2,299
   109,700   GameStop Corp., Class B(a)....................................        2,446
    48,200   Genesco, Inc.(a)..............................................        1,370
    56,700   Goody's Family Clothing, Inc. ................................          512
    50,000   Group 1 Automotive, Inc.(a)...................................        1,315
    54,700   Guitar Center, Inc.(a)........................................        2,999
    66,900   Gymboree Corp.(a).............................................          839

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Index Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             SPECIALTY RETAIL -- (CONTINUED)
    41,300   Hancock Fabrics, Inc. ........................................   $      307
    48,900   Haverty Furniture Companies, Inc. ............................          746
    50,700   Hibbett Sporting Goods, Inc.(a)...............................        1,523
    98,400   Hot Topic, Inc.(a)(b).........................................        2,150
    49,250   Jo-Ann Stores, Inc.(a)........................................        1,384
    97,700   Linens 'N Things, Inc.(a)(b)..................................        2,426
    74,300   Men's Wearhouse, Inc.(a)(b)...................................        3,136
    61,100   Movie Gallery, Inc. ..........................................        1,752
   123,600   Pep Boys-Manny Moe & Jack, Inc. ..............................        2,173
    79,900   Select Comfort Corp.(a).......................................        1,633
    77,400   Sonic Automotive, Inc. .......................................        1,758
    39,200   Stage Stores, Inc.(a).........................................        1,505
    73,600   Stein Mart, Inc.(a)...........................................        1,656
    48,100   TBC Corp.(a)..................................................        1,340
    75,000   Too, Inc.(a)..................................................        1,850
    76,200   Tractor Supply Co.(a).........................................        3,326
   110,600   Zale Corp.(a).................................................        3,287
                                                                              ----------
                                                                                  56,498
                                                                              ----------
             TEXTILES, APPAREL AND LUXURY GOODS -- 2.0%
    29,600   Ashworth, Inc.(a).............................................          337
    39,300   Brown Shoe Co., Inc. .........................................        1,347
   121,450   Fossil, Inc.(a)...............................................        3,149
    13,600   Haggar Corp...................................................          275
    66,000   K-Swiss, Inc., Class A(b).....................................        2,180
    59,800   Kellwood Co.(b)...............................................        1,722
    25,400   Oshkosh B'Gosh, Inc., Class A.................................          775
    33,100   Oxford Industries, Inc. ......................................        1,211
    64,500   Phillips-Van Heusen Corp. ....................................        1,718
   124,100   Quiksilver, Inc.(a)(b)........................................        3,602
    70,600   Russell Corp. ................................................        1,276
    78,200   Stride Rite Corp. ............................................        1,040
   124,000   Wolverine World Wide, Inc.(b).................................        2,657
                                                                              ----------
                                                                                  21,289
                                                                              ----------
                                                                                 191,208
                                                                              ----------
             CONSUMER STAPLES -- 3.5%
             FOOD AND STAPLES RETAILING -- 1.0%
   108,400   Casey's General Stores, Inc. .................................        1,948
    61,000   Great Atlantic and Pacific Tea Co., Inc.(a)(b)................          909
    70,900   Longs Drug Stores Corp.(b)....................................        2,426
    27,400   Nash-Finch Co.(b).............................................        1,041
   101,100   Performance Food Group Co.(a).................................        2,798
    82,400   United Natural Foods, Inc.(a)(b)..............................        2,359
                                                                              ----------
                                                                                  11,481
                                                                              ----------
             FOOD PRODUCTS -- 1.6%
    39,700   American Italian Pasta Co., Class A(b)........................        1,088
   162,500   Corn Products International, Inc. ............................        4,223
    83,500   Delta & Pine Land Co.(b)......................................        2,255
    85,100   Flowers Foods, Inc. ..........................................        2,401
    71,900   Hain Celestial Group, Inc.(a)(b)..............................        1,340
    17,000   J&J Snack Foods Corp. ........................................          796
    61,300   Lance, Inc. ..................................................          985

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             FOOD PRODUCTS -- (CONTINUED)
    63,800   Ralcorp Holdings, Inc. .......................................   $    3,021
    33,300   Sanderson Farms, Inc. ........................................        1,439
                                                                              ----------
                                                                                  17,548
                                                                              ----------
             HOUSEHOLD PRODUCTS -- 0.5%
    92,400   Rayovac Corp.(a)..............................................        3,844
    35,800   WD-40 Co. ....................................................        1,163
                                                                              ----------
                                                                                   5,007
                                                                              ----------
             PERSONAL PRODUCTS -- 0.3%
    29,300   Natures Sunshine Products, Inc. ..............................          503
   132,200   NBTY, Inc.(a).................................................        3,317
                                                                              ----------
                                                                                   3,820
                                                                              ----------
             TOBACCO -- 0.1%
    98,100   DIMON, Inc. ..................................................          613
                                                                              ----------
                                                                                  38,469
                                                                              ----------
             ENERGY -- 6.6%
             ENERGY EQUIPMENT AND SERVICES -- 3.0%
    29,200   Atwood Oceanics, Inc.(a)......................................        1,943
    83,000   CAL Dive International, Inc.(a)...............................        3,760
    31,200   CARBO Ceramics, Inc. .........................................        2,189
    25,800   Dril-Quip, Inc.(a)............................................          793
    46,100   Hydril Co.(a).................................................        2,693
   148,300   Input/Output, Inc.(a)(b)......................................          956
    63,300   Lone Star Technologies, Inc.(a)...............................        2,496
    92,200   Maverick Tube Corp.(a)(b).....................................        2,997
    55,400   Oceaneering International, Inc.(a)............................        2,078
    50,300   Offshore Logistics, Inc.(a)...................................        1,676
    39,500   SEACOR Holdings, Inc.(a)......................................        2,518
    48,450   TETRA Technologies, Inc.(a)(b)................................        1,378
    90,000   Unit Corp.(a).................................................        4,065
    72,200   Veritas DGC, Inc.(a)..........................................        2,163
    60,300   W-H Energy Services, Inc.(a)..................................        1,443
                                                                              ----------
                                                                                  33,148
                                                                              ----------
             OIL AND GAS -- 3.6%
    70,100   Cabot Oil and Gas Corp., Class A(b)...........................        3,866
    89,900   Cimarex Energy Co.(a)(b)......................................        3,506
    58,700   Frontier Oil Corp.(b).........................................        2,128
   153,900   Patina Oil and Gas Corp. .....................................        6,156
    40,000   Penn Virginia Corp. ..........................................        1,836
    35,800   Petroleum Development Corp.(a)................................        1,349
    54,000   Remington Oil and Gas Corp.(a)................................        1,702
    78,800   Southwestern Energy Co.(a)....................................        4,473
    66,000   Spinnaker Exploration Co.(a)..................................        2,345
    62,300   St. Mary Land and Exploration Co.(b)..........................        3,118
    54,800   Stone Energy Corp.(a).........................................        2,662
    60,600   Swift Energy Co.(a)...........................................        1,724
   130,000   Vintage Petroleum, Inc. ......................................        4,090
                                                                              ----------
                                                                                  38,955
                                                                              ----------
                                                                                  72,103
                                                                              ----------
             FINANCIALS -- 14.2%
             CAPITAL MARKETS -- 0.4%
    90,600   Investment Technology Group, Inc.(a)..........................        1,585

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

Nations SmallCap Index Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             CAPITAL MARKETS -- (CONTINUED)
    44,700   Piper Jaffray Companies, Inc.(a)..............................   $    1,636
    34,600   SWS Group, Inc. ..............................................          555
                                                                              ----------
                                                                                   3,776
                                                                              ----------
             COMMERCIAL BANKS -- 5.5%
    59,600   Boston Private Financial Holdings, Inc. ......................        1,416
   100,225   Chittenden Corp. .............................................        2,614
    66,200   Community Bank System, Inc. ..................................        1,517
   113,500   EastWest Bancorp, Inc. .......................................        4,190
    82,750   First Bancorp Puerto Rico.....................................        3,496
    98,900   First Midwest Bancorp, Inc. ..................................        3,212
    50,450   First Republic Bank...........................................        1,633
    86,900   Gold Banc Corp., Inc. ........................................        1,219
    97,200   Hudson United BanCorp.........................................        3,426
    50,000   Irwin Financial Corp.(b)......................................        1,151
    50,400   Nara Bancorp, Inc. ...........................................          708
    40,600   PrivateBancorp, Inc. .........................................        1,275
    71,600   Provident Bankshares Corp. ...................................        2,362
   152,216   Republic Bancorp, Inc.(b).....................................        2,061
    56,700   Riggs National Corp.(b).......................................        1,082
   153,700   South Financial Group, Inc.(b)................................        4,694
   151,400   Southwest Bancorporation of Texas, Inc. ......................        2,778
    97,600   Sterling Bancshares, Inc. ....................................        1,386
   100,500   Susquehanna Bancshares, Inc. .................................        2,450
   160,700   TrustCo Bank Corp. ...........................................        1,846
    98,400   UCBH Holdings, Inc.(b)........................................        3,926
    96,500   Umpqua Holdings Corp.(b)......................................        2,253
    84,800   United Bankshares, Inc. ......................................        2,810
    90,800   Whitney Holding Corp. ........................................        4,042
    46,600   Wintrust Financial Corp. .....................................        2,194
                                                                              ----------
                                                                                  59,741
                                                                              ----------
             CONSUMER FINANCE -- 0.2%
    63,300   Cash America International, Inc. .............................        1,388
    44,500   Rewards Network, Inc.(a)......................................          185
    41,100   World Acceptance Corp.(a).....................................        1,049
                                                                              ----------
                                                                                   2,622
                                                                              ----------
             DIVERSIFIED FINANCIAL SERVICES -- 0.1%
    37,600   Financial Federal Corp.(b)....................................        1,330
                                                                              ----------
             INSURANCE -- 2.5%
    64,400   Delphi Financial Group, Inc., Class A.........................        2,769
    77,800   Hilb, Rogal and Hobbs Co.(b)..................................        2,785
    44,700   Infinity Property and Casualty Corp. .........................        1,397
    39,100   LandAmerica Financial Group, Inc. ............................        1,956
    43,800   Philadelphia Consolidated Holding Co.(a)......................        3,396
    55,200   Presidential Life Corp. ......................................          899
    63,100   ProAssurance Corp.(a)(b)......................................        2,492
    50,000   RLI Corp.(b)..................................................        2,073
    21,400   SCPIE Holdings, Inc.(a).......................................          236
    60,500   Selective Insurance Group, Inc. ..............................        2,797
    39,100   Stewart Information Services Corp. ...........................        1,467

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             INSURANCE -- (CONTINUED)
    87,000   UICI..........................................................   $    2,110
    42,400   Zenith National Insurance Corp.(b)............................        2,199
                                                                              ----------
                                                                                  26,576
                                                                              ----------
             REAL ESTATE -- 3.2%
    87,300   Capital Automotive, REIT(b)...................................        2,891
    59,200   Colonial Properties Trust(b)..................................        2,275
   112,300   Commercial Net Lease Realty, Inc., REIT.......................        2,072
    67,500   CRT Properties, Inc. .........................................        1,470
    54,100   Entertainment Properties Trust, REIT..........................        2,241
    49,600   Essex Property Trust, Inc., REIT..............................        3,427
    63,300   Gables Residential Trust......................................        2,108
    69,000   Glenborough Realty Trust, Inc. ...............................        1,319
    62,100   Kilroy Realty Corp., REIT(b)..................................        2,541
   104,800   Lexington Corporate Properties Trust(b).......................        2,299
   109,850   New Century Financial Corp.(b)................................        5,143
    30,400   Parkway Properties, Inc., REIT................................        1,421
   100,500   Shurgard Storage Centers, Inc., Class A, REIT(b)..............        4,118
    34,100   Sovran Self Storage, Inc., REIT(b)............................        1,351
                                                                              ----------
                                                                                  34,676
                                                                              ----------
             THRIFTS AND MORTGAGE FINANCE -- 2.3%
    45,200   Anchor BanCorp Wisconsin, Inc. ...............................        1,271
   113,900   BankAtlantic Bancorp, Inc., Class A...........................        1,982
    60,800   BankUnited Financial Corp., Class A...........................        1,633
   133,300   Brookline Bancorp, Inc. ......................................        1,986
    84,900   Commercial Federal Corp. .....................................        2,347
    72,500   Dime Community Bancshares.....................................        1,102
    51,200   Downey Financial Corp. .......................................        3,150
    35,700   FirstFed Financial Corp.(a)...................................        1,821
   100,800   Flagstar BanCorp, Inc.(b).....................................        1,971
   153,300   Fremont General Corp.(b)......................................        3,371
    68,900   MAF Bancorp, Inc. ............................................        2,862
    49,250   Sterling Financial Corp.(a)...................................        1,759
                                                                              ----------
                                                                                  25,255
                                                                              ----------
                                                                                 153,976
                                                                              ----------
             HEALTH CARE -- 12.8%
             BIOTECHNOLOGY -- 0.2%
    67,500   Arqule, Inc.(a)...............................................          319
    65,220   Enzo Biochem, Inc.(a).........................................          940
   103,200   Regeneron Pharmaceuticals, Inc.(a)............................          527
   130,700   Savient Pharmaceuticals, Inc.(a)..............................          359
                                                                              ----------
                                                                                   2,145
                                                                              ----------
             HEALTH CARE EQUIPMENT AND SUPPLIES -- 6.1%
    80,400   Advanced Medical Optics, Inc.(a)(b)...........................        2,911
   131,400   American Medical Systems Holdings, Inc.(a)....................        2,257
    27,200   Analogic Corp. ...............................................        1,176
    51,000   Arthrocare Corp.(a)...........................................        1,454
    50,100   BioLase Technology, Inc.(b)...................................          426
    36,300   Biosite, Inc.(a)..............................................        1,889

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Index Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT AND SUPPLIES -- (CONTINUED)
    64,500   CONMED Corp.(a)...............................................   $    1,943
    92,500   Cooper Companies, Inc. .......................................        6,743
    48,600   Cyberonics, Inc.(a)(b)........................................        2,147
    29,400   Datascope Corp................................................          899
    56,700   Diagnostic Products Corp......................................        2,739
    43,100   DJ Orthopedics, Inc.(a)(b)....................................        1,080
    56,000   Haemonetics Corp.(a)..........................................        2,361
    45,100   Hologic, Inc.(a)..............................................        1,438
    29,300   ICU Medical, Inc.(a)(b).......................................        1,040
    72,700   IDEXX Laboratories, Inc.(a)...................................        3,937
    97,425   Immucor, Inc.(a)..............................................        2,941
    53,000   Integra LifeSciences Holdings Corp.(a)(b).....................        1,866
    55,250   Intermagnetics General Corp.(a)...............................        1,345
    68,000   Invacare Corp. ...............................................        3,035
    24,600   Kensey Nash Corp.(a)(b).......................................          666
    76,200   Mentor Corp.(b)...............................................        2,446
    57,100   Merit Medical Systems, Inc.(a)................................          685
    37,100   Osteotech, Inc.(a)............................................          141
    60,000   PolyMedica Corp.(b)...........................................        1,906
    37,700   Possis Medical, Inc.(a).......................................          316
    74,000   ResMed, Inc.(a)...............................................        4,173
    76,800   Respironics, Inc.(a)..........................................        4,475
    36,000   SurModics, Inc.(a)(b).........................................        1,149
    86,500   Sybron Dental Specialties, Inc.(a)............................        3,105
    64,800   Theragenics Corp.(a)..........................................          223
    63,700   Viasys Healthcare, Inc.(a)....................................        1,215
    19,800   Vital Signs, Inc. ............................................          789
    46,200   Wilson Greatbatch Technologies, Inc.(a)(b)....................          843
                                                                              ----------
                                                                                  65,759
                                                                              ----------
             HEALTH CARE PROVIDERS AND SERVICES -- 5.4%
   105,850   Accredo Health, Inc.(a).......................................        4,701
    32,900   Amedisys, Inc.(a).............................................          995
    71,500   American Healthways, Inc.(a)(b)...............................        2,361
   109,950   AMERIGROUP Corp.(a)...........................................        4,020
    63,200   AmSurg Corp.(a)(b)............................................        1,599
    89,600   Centene Corp.(a)(b)...........................................        2,687
    70,700   Cerner Corp.(a)(b)............................................        3,712
    27,000   Chemed Corp. .................................................        2,065
    56,800   Cross Country Healthcare, Inc.(a).............................          952
    48,200   CryoLife, Inc.(a)(b)..........................................          298
    28,000   Curative Health Services, Inc.(a).............................           95
    90,300   Dendrite International, Inc.(a)...............................        1,268
    51,900   Gentiva Health Services, Inc.(a)..............................          840
   140,600   Hooper Holmes, Inc. ..........................................          537
    37,100   LabOne, Inc.(a)...............................................        1,279
    38,800   LCA-Vision, Inc. .............................................        1,292
    77,800   NDC Health Corp. .............................................        1,243
   100,200   OCA, Inc.(a)(b)...............................................          426
    74,150   Odyssey Healthcare, Inc.(a)...................................          872
    85,500   Owens and Minor, Inc. ........................................        2,321
    56,700   PAREXEL International Corp.(a)................................        1,332
    49,200   Pediatrix Medical Group, Inc.(a)..............................        3,376
   114,100   Pharmaceutical Product Development, Inc.(a)...................        5,528

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS AND SERVICES -- (CONTINUED)
    78,100   Priority Healthcare Corp., Class B(a).........................   $    1,689
   107,600   Province Healthcare Co.(a)(b).................................        2,592
    35,500   RehabCare Group, Inc.(a)......................................        1,019
    36,300   SFBC International, Inc.(a)...................................        1,279
    57,700   Sierra Health Services, Inc.(a)...............................        3,686
    40,400   Sunrise Senior Living, Inc.(a)(b).............................        1,963
    62,300   United Surgical Partners International, Inc.(a)...............        2,851
                                                                              ----------
                                                                                  58,878
                                                                              ----------
             PHARMACEUTICALS -- 1.1%
   101,400   Alpharma, Inc., Class A(b)....................................        1,249
    32,200   Bradley Pharmaceuticals, Inc.(a)(b)...........................          308
    77,700   Connetics Corp.(a)(b).........................................        1,965
   117,500   Medicis Pharmaceutical Corp., Class A(b)......................        3,523
   154,500   MGI Pharma, Inc.(a)...........................................        3,904
    50,700   Noven Pharmaceuticals, Inc.(a)................................          860
                                                                              ----------
                                                                                  11,809
                                                                              ----------
                                                                                 138,591
                                                                              ----------
             INDUSTRIALS -- 18.2%
             AEROSPACE AND DEFENSE -- 2.6%
    69,700   AAR Corp.(a)..................................................          948
    24,600   Applied Signal Technology, Inc. ..............................          563
    73,900   Armor Holdings, Inc.(a).......................................        2,741
    52,700   Ceradyne, Inc.(a).............................................        1,179
    45,600   Cubic Corp.(b)................................................          863
    46,300   Curtiss-Wright Corp. .........................................        2,639
    59,100   DRS Technologies, Inc.(a).....................................        2,512
    38,100   EDO Corp. ....................................................        1,145
    57,975   Engineered Support Systems, Inc. .............................        3,103
    54,200   Esterline Technologies Corp.(a)...............................        1,872
   111,000   GenCorp, Inc.(b)..............................................        2,220
    49,200   Kaman Corp., Class A..........................................          613
    45,600   Mercury Computer Systems, Inc.(a).............................        1,258
    52,850   Moog, Inc., Class A(a)........................................        2,389
    71,700   Teledyne Technologies, Inc.(a)................................        2,244
    34,400   Triumph Group, Inc.(a)........................................        1,340
                                                                              ----------
                                                                                  27,629
                                                                              ----------
             AIR FREIGHT AND LOGISTICS -- 0.4%
    99,900   EGL, Inc.(a)..................................................        2,278
    46,500   Forward Air Corp.(a)(b).......................................        1,980
                                                                              ----------
                                                                                   4,258
                                                                              ----------
             AIRLINES -- 0.3%
    77,100   Frontier Airlines, Inc.(a)....................................          808
    65,700   Mesa Air Group, Inc.(a)(b)....................................          460
   124,700   Skywest, Inc.(b)..............................................        2,318
                                                                              ----------
                                                                                   3,586
                                                                              ----------
             BUILDING PRODUCTS -- 1.0%
    59,100   Apogee Enterprises, Inc. .....................................          844
    41,000   ElkCorp. .....................................................        1,577
    57,600   Griffon Corp.(a)(b)...........................................        1,233
   118,500   Lennox International, Inc. ...................................        2,598

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

Nations SmallCap Index Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             BUILDING PRODUCTS -- (CONTINUED)
    91,400   Simpson Manufacturing Co., Inc. ..............................   $    2,824
    37,000   Universal Forest Products, Inc. ..............................        1,437
                                                                              ----------
                                                                                  10,513
                                                                              ----------
             COMMERCIAL SERVICES AND SUPPLIES -- 3.9%
    96,000   ABM Industries, Inc. .........................................        1,846
    50,700   Administaff, Inc. ............................................          740
    19,500   Angelica Corp. ...............................................          546
    77,500   Bowne and Co., Inc. ..........................................        1,166
    96,500   Brady Corp., Class A..........................................        3,122
    33,600   CDI Corp. ....................................................          743
    68,100   Central Parking Corp. ........................................        1,170
    54,500   Coinstar, Inc.(a).............................................        1,155
    27,500   Consolidated Graphics, Inc.(a)................................        1,447
    16,800   CPI Corp. ....................................................          254
    45,500   G&K Services, Inc., Class A...................................        1,833
    41,500   Heidrick and Struggles International, Inc.(a).................        1,526
    35,100   Imagistics International, Inc.(a).............................        1,226
    22,500   Insurance Auto Auctions, Inc.(a)..............................          627
    60,100   John H. Harland Co. ..........................................        2,065
    92,000   Labor Ready, Inc.(a)..........................................        1,718
    31,600   Mobile Mini, Inc.(a)..........................................        1,277
    69,300   NCO Group, Inc.(a)............................................        1,355
    54,600   On Assignment, Inc.(a)........................................          278
    29,800   Pre-Paid Legal Services, Inc.(b)..............................        1,008
    92,300   PRG-Schultz International, Inc.(a)............................          462
    49,300   School Specialty, Inc.(a).....................................        1,931
    34,100   Sourcecorp, Inc.(a)...........................................          686
   131,900   Spherion Corp.(a).............................................          988
    56,800   Standard Register Co. ........................................          715
   122,100   Tetra Tech, Inc.(a)...........................................        1,541
    71,500   United Stationers, Inc.(a)....................................        3,235
    20,000   Vertrue, Inc.(a)(b)...........................................          709
    47,900   Viad Corp. ...................................................        1,288
    25,500   Volt Information Sciences, Inc.(a)............................          616
   103,150   Waste Connections, Inc.(a)....................................        3,584
    70,400   Watson Wyatt and Co. Holdings.................................        1,915
                                                                              ----------
                                                                                  42,772
                                                                              ----------
             CONSTRUCTION AND ENGINEERING -- 0.7%
    33,100   EMCOR Group, Inc.(a)..........................................        1,550
    57,900   Insituform Technologies, Inc., Class A(a).....................          840
   138,500   Shaw Group, Inc.(a)(b)........................................        3,019
    85,200   URS Corp.(a)..................................................        2,450
                                                                              ----------
                                                                                   7,859
                                                                              ----------
             ELECTRICAL EQUIPMENT -- 1.6%
    53,300   A.O. Smith Corp.(b)...........................................        1,539
    93,700   Acuity Brands, Inc. ..........................................        2,530
    84,900   Artesyn Technologies, Inc.(a).................................          739
    65,600   Baldor Electric Co............................................        1,693
    54,800   C&D Technologies, Inc. .......................................          551
    61,700   Magnetek, Inc.(a).............................................          329
    62,700   Regal Beloit Corp.............................................        1,805
    91,100   Roper Industries, Inc. .......................................        5,967

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT -- (CONTINUED)
    66,400   Vicor Corp....................................................   $      693
    22,900   Woodward Governor Co..........................................        1,642
                                                                              ----------
                                                                                  17,488
                                                                              ----------
             INDUSTRIAL CONGLOMERATES -- 0.2%
    25,100   Standex International Corp. ..................................          685
    71,700   Tredegar Corp. ...............................................        1,209
                                                                              ----------
                                                                                   1,894
                                                                              ----------
             MACHINERY -- 4.9%
    68,600   Albany International Corp., Class A...........................        2,118
    39,700   Astec Industries, Inc.(a).....................................          875
    45,900   Barnes Group, Inc. ...........................................        1,247
   111,400   Briggs and Stratton Corp. ....................................        4,056
    55,400   CLARCOR, Inc. ................................................        2,879
    37,200   Cuno, Inc.(a).................................................        1,912
    42,900   Gardner Denver, Inc.(a).......................................        1,695
   109,850   IDEX Corp. ...................................................        4,432
   107,500   JLG Industries, Inc. .........................................        2,317
    61,100   Kaydon Corp. .................................................        1,919
    25,500   Lindsay Manufacturing Co. ....................................          487
    34,800   Lydall, Inc. (a)..............................................          386
    63,800   Manitowoc Co. ................................................        2,577
    93,420   Milacron, Inc.(a)(b)..........................................          285
    79,100   Mueller Industries, Inc. .....................................        2,227
    78,400   Oshkosh Truck Corp. ..........................................        6,428
    28,000   Robbins and Myers, Inc. ......................................          616
    62,200   Stewart and Stevenson Services, Inc. .........................        1,424
    31,700   Thomas Industries, Inc. ......................................        1,257
   197,200   Timken Co. ...................................................        5,391
    46,700   Toro Co. .....................................................        4,133
    44,100   Valmont Industries, Inc. .....................................          984
    66,700   Wabash National Corp. ........................................        1,627
    62,200   Watts Water Technologies, Inc. ...............................        2,028
    32,200   Wolverine Tube, Inc.(a).......................................          288
                                                                              ----------
                                                                                  53,588
                                                                              ----------
             MARINE -- 0.2%
    50,900   Kirby Corp.(a)................................................        2,139
                                                                              ----------
             ROAD AND RAIL -- 1.6%
    52,000   Arkansas Best Corp. ..........................................        1,965
   131,351   Heartland Express, Inc. ......................................        2,515
   137,400   Kansas City Southern(a).......................................        2,646
   101,400   Knight Transportation, Inc.(b)................................        2,502
   131,100   Landstar System, Inc.(a)......................................        4,293
    60,500   USF Corp. ....................................................        2,920
                                                                              ----------
                                                                                  16,841
                                                                              ----------
             TRADING COMPANIES AND DISTRIBUTORS -- 0.8%
    58,750   Applied Industrial Technologies, Inc. ........................        1,598
   142,900   Hughes Supply, Inc. ..........................................        4,251
    15,400   Lawson Products, Inc. ........................................          721
    54,200   Watsco, Inc. .................................................        2,282
                                                                              ----------
                                                                                   8,852
                                                                              ----------
                                                                                 197,419
                                                                              ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Index Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY -- 15.0%
             COMMUNICATIONS EQUIPMENT -- 1.1%
    45,300   Audiovox Corp., Class A(a)....................................   $      577
    24,100   Bel Fuse, Inc., Class B.......................................          730
   101,350   Belden CDT, Inc.(b)...........................................        2,251
    37,400   Black Box Corp.(b)............................................        1,399
    27,500   Brooktrout, Inc.(a)...........................................          309
   103,100   C-COR.net Corp.(a)............................................          627
    48,500   Digi International, Inc.(a)...................................          665
   156,200   Harmonic, Inc.(a)(b)..........................................        1,493
    50,300   Inter-Tel, Inc.(b)............................................        1,232
    54,000   Network Equipment Technologies, Inc.(a).......................          304
    42,600   PC-Tel, Inc.(a)...............................................          314
    99,700   Symmetricom, Inc.(a)..........................................        1,106
    29,400   Tollgrade Communications, Inc.(a).............................          203
    52,200   ViaSat, Inc.(a)...............................................          976
                                                                              ----------
                                                                                  12,186
                                                                              ----------
             COMPUTERS AND PERIPHERALS -- 0.9%
   241,200   Adaptec, Inc.(a)..............................................        1,155
    73,400   Avid Technology, Inc.(a)......................................        3,972
    54,400   Hutchinson Technology, Inc.(a)................................        1,892
   150,900   Pinnacle Systems, Inc.(a).....................................          844
    33,700   SBS Technologies, Inc.(a).....................................          376
    56,800   Synaptics, Inc.(a)............................................        1,318
                                                                              ----------
                                                                                   9,557
                                                                              ----------
             ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 4.2%
   161,200   Aeroflex, Inc.(a).............................................        1,504
    62,200   Agilysys, Inc. ...............................................        1,223
    74,700   Anixter International, Inc.(a)................................        2,700
    28,600   BEI Technologies, Inc. .......................................          686
    61,300   Bell Microproducts, Inc.(a)...................................          459
    89,350   Benchmark Electronics, Inc.(a)................................        2,844
    86,100   Checkpoint Systems, Inc.(a)...................................        1,453
    95,000   Cognex Corp. .................................................        2,364
    66,100   Coherent, Inc.(a).............................................        2,232
    79,400   CTS Corp. ....................................................        1,032
    37,500   Daktronics, Inc.(a)...........................................          812
    42,800   Dionex Corp.(a)...............................................        2,333
    61,500   Electro Scientific Industries, Inc.(a)........................        1,192
   149,900   FLIR Systems, Inc.(a)(b)......................................        4,542
    45,800   Gerber Scientific, Inc.(a)....................................          333
    50,700   Global Imaging Systems, Inc.(a)...............................        1,798
    46,500   Itron, Inc.(a)................................................        1,378
    32,900   Keithley Instruments, Inc. ...................................          531
    48,100   Littelfuse, Inc.(a)...........................................        1,378
    78,600   Methode Electronics, Inc., Class A............................          952
    43,200   MTS Systems Corp. ............................................        1,254
    40,900   Park Electrochemical Corp. ...................................          829
    81,400   Paxar Corp.(a)................................................        1,737
    36,600   Photon Dynamics, Inc.(a)(b)...................................          698
    31,700   Planar Systems, Inc.(a)(b)....................................          286
    42,900   RadiSys Corp.(a)..............................................          607
    36,200   Rogers Corp.(a)(b)............................................        1,448
    27,300   ScanSource, Inc.(a)...........................................        1,415

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT AND INSTRUMENTS -- (CONTINUED)
    87,500   Technitrol, Inc.(a)...........................................   $    1,305
   112,100   Trimble Navigation Ltd.(a)....................................        3,790
    41,900   X-Rite, Inc. .................................................          630
                                                                              ----------
                                                                                  45,745
                                                                              ----------
             INTERNET SOFTWARE AND SERVICES -- 0.8%
    77,200   Digital Insight Corp.(a)......................................        1,266
    60,200   FindWhat.com(a)...............................................          624
    46,700   j2 Global Communications, Inc.(a)(b)..........................        1,602
    83,100   WebEx Communications, Inc.(a).................................        1,794
    51,300   Websense, Inc.(a).............................................        2,761
    64,000   Zix Corp.(a)(b)...............................................          239
                                                                              ----------
                                                                                   8,286
                                                                              ----------
             IT SERVICES -- 1.6%
    64,600   CACI International, Inc., Class A(a)..........................        3,568
    50,000   Carreker Corp.(a).............................................          281
   126,900   CIBER, Inc.(a)................................................          923
   105,600   eFunds Corp.(a)...............................................        2,357
    77,100   Global Payments, Inc. ........................................        4,972
    37,600   Intrado, Inc.(a)..............................................          462
    53,900   Mantech International Corp.(a)................................        1,243
    43,200   MAXIMUS, Inc. ................................................        1,447
    41,500   Pegasus Solutions, Inc.(a)....................................          490
    27,600   Startek, Inc. ................................................          464
    44,850   Talx Corp. ...................................................          814
                                                                              ----------
                                                                                  17,021
                                                                              ----------
             SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 2.8%
    54,400   Actel Corp.(a)................................................          837
    58,600   Advanced Energy Industries, Inc.(a)...........................          567
    65,200   Alliance Semiconductor Corp.(a)...............................          162
    67,900   ATMI, Inc.(a).................................................        1,700
   216,100   Axcelis Technologies, Inc.(a).................................        1,578
    97,300   Brooks Automation, Inc.(a)....................................        1,477
    46,800   Cohu, Inc. ...................................................          746
    79,800   Cymer, Inc.(a)................................................        2,136
    60,500   DSP Group, Inc.(a)............................................        1,558
    37,400   DuPont Photomasks, Inc.(a)(b).................................          997
    76,100   ESS Technology, Inc.(a).......................................          401
    90,300   Exar Corp.(a).................................................        1,210
    63,000   FEI Co.(a)....................................................        1,458
    56,400   Helix Technology Corp. .......................................          873
   151,300   Kopin Corp.(a)................................................          464
   111,100   Kulicke and Soffa Industries, Inc.(a)(b)......................          699
   132,100   Microsemi Corp.(a)............................................        2,152
    57,300   Pericom Semiconductor Corp.(a)................................          491
    70,700   Photronics, Inc.(a)(b)........................................        1,280
    67,100   Power Integrations, Inc.(a)(b)................................        1,402
    32,700   Rudolph Technologies, Inc.(a).................................          492
   339,200   Skyworks Solutions, Inc.(a)...................................        2,154
    40,300   Standard Microsystems Corp.(a)................................          700
    28,200   Supertex, Inc.(a).............................................          516

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

Nations SmallCap Index Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- (CONTINUED)
    51,500   Ultratech, Inc.(a)............................................   $      752
    79,000   Varian Semiconductor Equipment Associates, Inc.(a)(b).........        3,004
    60,400   Veeco Instruments, Inc.(a)....................................          909
                                                                              ----------
                                                                                  30,715
                                                                              ----------
             SOFTWARE -- 3.6%
    50,100   Altiris, Inc.(a)..............................................        1,195
    68,100   ANSYS, Inc.(a)................................................        2,330
    65,600   Captaris, Inc.(a).............................................          266
    24,400   Catapult Communications Corp.(a)..............................          521
    39,600   Concord Communications, Inc.(a)...............................          401
    34,000   EPIQ Systems, Inc.(a)(b)......................................          441
    84,300   FactSet Research Systems, Inc.(b).............................        2,783
    89,300   FileNET Corp.(a)..............................................        2,034
    86,500   Hyperion Solutions Corp.(a)...................................        3,816
    93,200   Internet Security Systems, Inc.(a)............................        1,705
    62,900   JDA Software Group, Inc.(a)...................................          883
    68,800   Kronos, Inc.(a)...............................................        3,516
    65,000   Manhattan Associates, Inc.(a)(b)..............................        1,324
    44,100   MapInfo Corp.(a)..............................................          531
    81,800   MICROS Systems, Inc.(a).......................................        3,003
    49,700   MRO Software, Inc.(a).........................................          697
    92,400   Napster, Inc.(a)(b)...........................................          602
    66,500   NYFIX, Inc.(a)(b).............................................          358
    53,500   Phoenix Technologies Ltd.(a)..................................          509
    79,000   Progress Software Corp.(a)....................................        2,071
    51,400   Radiant Systems, Inc.(a)......................................          504
    75,300   Serena Software, Inc.(a)(b)...................................        1,789
    48,900   Sonic Solutions(b)............................................          736
    35,700   SPSS, Inc.(a).................................................          621
    99,600   Take-Two Interactive Software, Inc.(a)(b).....................        3,894
    84,800   THQ, Inc.(a)..................................................        2,386
    81,600   Verity, Inc.(a)...............................................          771
                                                                              ----------
                                                                                  39,687
                                                                              ----------
                                                                                 163,197
                                                                              ----------
             MATERIALS -- 6.6%
             CHEMICALS -- 1.6%
    50,700   Arch Chemicals, Inc. .........................................        1,443
    56,400   Cambrex Corp. ................................................        1,201
    73,400   Georgia Gulf Corp. ...........................................        3,375
    61,900   H.B. Fuller Co. ..............................................        1,795
    59,600   MacDermid, Inc. ..............................................        1,937
    29,000   Material Sciences Corp.(a)....................................          390
    61,300   OM Group, Inc.(a).............................................        1,865
    88,000   Omnova Solutions, Inc.(a).....................................          473
    19,100   Penford Corp. ................................................          310
   198,400   PolyOne Corp.(a)..............................................        1,762
    20,900   Quaker Chemical Corp. ........................................          429
    66,300   Schulman (A.), Inc. ..........................................        1,155
    69,200   Wellman, Inc. ................................................        1,001
                                                                              ----------
                                                                                  17,136

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             CONSTRUCTION MATERIALS -- 0.9%
    80,700   Florida Rock Industries, Inc. ................................   $    4,747
    86,400   Headwaters, Inc.(a)(b)........................................        2,835
    48,000   Texas Industries, Inc. .......................................        2,580
                                                                              ----------
                                                                                  10,162
                                                                              ----------
             CONTAINERS AND PACKAGING -- 0.7%
    77,000   AptarGroup, Inc. .............................................        4,002
    61,600   Caraustar Industries, Inc.(a).................................          795
    42,600   Chesapeake Corp. .............................................          895
    70,700   Myers Industries, Inc. .......................................          998
    72,100   Rock-Tenn Co., Class A........................................          959
                                                                              ----------
                                                                                   7,649
                                                                              ----------
             METALS AND MINING -- 2.8%
    28,000   A.M. Castle and Co.(a)........................................          353
    58,765   Aleris International, Inc.(a).................................        1,466
    55,900   AMCOL International Corp. ....................................        1,049
    41,500   Brush Engineered Materials, Inc.(a)...........................          790
    52,500   Carpenter Technology Corp. ...................................        3,119
    59,600   Century Aluminum Co.(a).......................................        1,803
    46,800   Cleveland-Cliffs, Inc.(b).....................................        3,410
   127,500   Commercial Metals Co. ........................................        4,321
   164,400   Massey Energy Co. ............................................        6,583
    53,900   Quanex Corp. .................................................        2,874
    64,200   Reliance Steel and Aluminum Co. ..............................        2,569
    46,900   RTI International Metals, Inc.(a).............................        1,097
    54,100   Ryerson Tull, Inc.(b).........................................          685
    26,200   Steel Technologies, Inc. .....................................          629
                                                                              ----------
                                                                                  30,748
                                                                              ----------
             PAPER AND FOREST PRODUCTS -- 0.6%
    72,100   Buckeye Technologies, Inc.(a).................................          779
    26,400   Deltic Timber Corp. ..........................................        1,032
    32,400   Neenah Paper, Inc.(b).........................................        1,089
    35,100   Pope & Talbot, Inc. ..........................................          617
    32,700   Schweitzer-Mauduit International, Inc. .......................        1,097
   111,800   Wausau-Mosinee Paper Corp. ...................................        1,581
                                                                              ----------
                                                                                   6,195
                                                                              ----------
                                                                                  71,890
                                                                              ----------
             TELECOMMUNICATION SERVICES -- 0.3%
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
    45,800   Commonwealth Telephone Enterprises, Inc.(a)...................        2,159
   114,200   General Communication, Inc., Class A(a).......................        1,043
                                                                              ----------
                                                                                   3,202
                                                                              ----------
             WIRELESS TELECOMMUNICATION SERVICES -- 0.0%
    38,000   Boston Communications Group, Inc.(a)..........................          270
                                                                              ----------
                                                                                   3,472
                                                                              ----------
             UTILITIES -- 4.5%
             ELECTRIC UTILITIES -- 1.2%
    64,200   ALLETE, Inc. .................................................        2,687
    26,300   Central Vermont Public Service Corp. .........................          591

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Index Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             ELECTRIC UTILITIES -- (CONTINUED)
    34,100   CH Energy Group, Inc. ........................................   $    1,558
   105,800   Cleco Corp. ..................................................        2,254
   102,500   El Paso Electric Co.(a).......................................        1,948
    11,100   Green Mountain Power Corp. ...................................          325
    29,500   UIL Holdings Corp. ...........................................        1,494
    74,100   Unisource Energy Corp. .......................................        2,295
                                                                              ----------
                                                                                  13,152
                                                                              ----------
             GAS UTILITIES -- 3.0%
   171,500   Atmos Energy Corp. ...........................................        4,631
    24,400   Cascade Natural Gas Corp. ....................................          487
    79,100   Energen Corp. ................................................        5,268
    45,500   Laclede Group, Inc. ..........................................        1,329
    57,600   New Jersey Resources Corp. ...................................        2,507
    59,700   Northwest Natural Gas Co. ....................................        2,159
   165,600   Piedmont Natural Gas Co.(b)...................................        3,815
   209,831   Southern Union Co.(a).........................................        5,269
    78,000   Southwest Gas Corp. ..........................................        1,884
   111,400   UGI Corp. ....................................................        5,060
                                                                              ----------
                                                                                  32,409
                                                                              ----------
             MULTI-UTILITIES AND UNREGULATED POWER -- 0.2%
   104,800   Avista Corp. .................................................        1,834
                                                                              ----------
             WATER UTILITIES -- 0.1%
    36,100   American States Water Co. ....................................          914
                                                                              ----------
                                                                                  48,309
                                                                              ----------
             TOTAL COMMON STOCKS
               (cost of $761,129)..........................................    1,078,634
                                                                              ----------
             INVESTMENT MANAGEMENT COMPANY -- 0.5%
 5,600,000   Nations Cash Reserves, Capital Class Shares(d)................        5,600
                                                                              ----------
             TOTAL INVESTMENT MANAGEMENT COMPANY
               (cost of $5,600)............................................        5,600
                                                                              ----------
  UNITS
----------
     2,188   Timco Aviation Services, Inc.
               Expires 12/31/07(a)(f)(g)...................................           --
             TOTAL WARRANTS                                                   ----------
               (cost of $0)................................................           --
                                                                              ----------
   PAR                                                                          VALUE
  (000)                                                                         (000)
-----------------------------------------------------------------------------------------
             Repurchase agreements(e) -- 8.6%
$   24,943   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
               04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
               $25,180 (repurchase proceeds $24,945).......................   $   24,943
    29,932   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
               Government Agency securities with various maturities to
               05/20/33, market value $30,325 (repurchase proceeds
               $29,934)....................................................       29,932
    38,967   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
               Government Agency securities with various maturities to
               03/31/35, market value $39,582 (repurchase proceeds
               $38,970)....................................................       38,967
             TOTAL REPURCHASE AGREEMENTS                                      ----------
               (Cost of $93,842)...........................................       93,842
                                                                              ----------
             TOTAL INVESTMENTS
               (cost of $860,571)(h).............................     108.4%   1,178,076
             OTHER ASSETS AND LIABILITIES, NET...................      (8.4)%    (91,626)
                                                                              ----------
             NET ASSETS..........................................     100.0%  $1,086,450
                                                                              ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  Non-income producing security.

(b)
  All or a portion of the security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $69,584 and $91,163, respectively.

(c)
  Security pledged as collateral for open futures contracts.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  This amount represents cash collateral received from securities lending activity (see Note 11).

 (f)
  Rounds to less than $500.

(g)
  Illiquid security.

(h)
  Cost for federal income tax purposes is $906,007. See Note 5 for additional information.

ACRONYM  NAME
-------  -------------------------------------------------------
REIT     Real Estate Investment Trust

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS

Nations SmallCap Index Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


At March 31, 2005, the Fund held investments in the following sectors:

SECTOR                                           % OF NET ASSETS
------                                           ---------------
Industrials....................................        18.2%
Consumer Discretionary.........................        17.6
Information Technology.........................        15.0
Financials.....................................        14.2
Health Care....................................        12.8
Energy.........................................         6.6
Materials......................................         6.6
Utilities......................................         4.5
Consumer Staples...............................         3.5
Telecommunication Services.....................         0.3
Investment Management Company..................         0.5
Repurchase Agreements..........................         8.6
Warrants.......................................         0.0
Other Assets & Liabilities, Net................        (8.4)
                                                      -----
                                                      100.0%
                                                      =====

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES                        MARCH 31, 2005



                                                     LARGECAP             LARGECAP             MIDCAP               SMALLCAP
                                                       INDEX           ENHANCED CORE            INDEX                 INDEX
                                                 --------------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS:
Non-affiliated investments, at cost............  $       1,269,917     $      283,010     $       1,328,025     $         854,971
Affiliated investments, at cost................             43,390             15,831                 3,377                 5,600
                                                 -----------------     --------------     -----------------     -----------------
Non-affiliated investments, at value...........          1,479,749            331,498             1,680,475             1,172,476
Affiliated investments, at value...............             53,457             15,831                 3,377                 5,600
Cash...........................................                522                111                    --                     1
Receivable for Fund shares sold................              3,929                606                 1,896                 2,161
Dividends receivable...........................              2,030                478                 1,007                   844
Interest receivable............................                  2                 --                     5                    28
Unrealized appreciation on swap contracts......                 --              1,564                    --                    --
Receivable from investment advisor.............                205                 58                   445                    42
Receivable for variation margin................                 --(a)              --                     2                    17
Other assets...................................                  3                  6                     3                     2
                                                 -----------------     --------------     -----------------     -----------------
    Total assets...............................          1,539,897            350,152             1,687,210             1,181,171
                                                 =================     ==============     =================     =================
LIABILITIES:
Collateral on securities loaned................            (15,319)            (4,535)              (75,652)              (93,842)
Investment advisory fee payable................               (130)              (104)                 (138)                  (93)
Administration fee payable.....................               (130)               (49)                 (138)                  (93)
Shareholder servicing and distribution fees
  payable......................................                 (8)                (4)                   (2)                   (3)
Unrealized depreciation on swap contracts......                 --             (1,265)                   --                    --
Variation margin due to broker.................                (41)               (22)                   --                    --
Written options, at value (premium $--, $1,265,
  $--, and $--, respectively)..................                 --               (791)                   --                    --
Payable for Fund shares redeemed...............               (775)              (558)                 (421)                 (462)
Accrued Trustees' fees and expenses............                (88)               (81)                  (46)                  (81)
Accrued expenses and other liabilities.........               (115)               (83)                 (202)                 (147)
                                                 -----------------     --------------     -----------------     -----------------
    Total liabilities..........................            (16,606)            (7,492)              (76,599)              (94,721)
                                                 =================     ==============     =================     =================
NET ASSETS.....................................  $       1,523,291     $      342,660     $       1,610,611     $       1,086,450
                                                 =================     ==============     =================     =================
NET ASSETS CONSIST OF:
Undistributed net investment income............  $           5,913     $        1,039     $           6,234     $           1,575
Accumulated net realized gain/(loss) on
  investments..................................           (215,397)             7,227                 4,617               (41,003)
Unrealized appreciation/(depreciation) on:
    Investments................................            219,899             48,488               352,450               317,505
    Swap contracts.............................                 --                299                    --                    --
    Futures....................................               (699)              (348)                  (80)                  (80)
    Written options and swaptions..............                 --                474                    --                    --
Paid-in capital................................          1,513,575            285,481             1,247,390               808,453
                                                 -----------------     --------------     -----------------     -----------------
NET ASSETS.....................................  $       1,523,291     $      342,660     $       1,610,611     $       1,086,450
                                                 =================     ==============     =================     =================
PRIMARY A SHARES:
Net assets.....................................  $   1,486,202,627     $  325,007,541     $   1,601,004,880     $   1,072,113,143
Number of shares outstanding...................         65,132,078         24,157,812           146,369,148            55,731,133
Net asset value and redemption price per
  share........................................  $           22.82     $        13.45     $           10.94     $           19.24
                                                 =================     ==============     =================     =================
INVESTOR A SHARES:
Net assets.....................................  $      37,088,197     $   17,652,532     $       9,606,335     $      14,337,049
Number of shares outstanding...................          1,636,287          1,315,899               879,659               748,465
Net asset value and redemption price per
  share........................................  $           22.67     $        13.41     $           10.92     $           19.16
                                                 =================     ==============     =================     =================

---------------
(a)Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2005


                                                         LARGECAP         LARGECAP            MIDCAP            SMALLCAP
                                                          INDEX        ENHANCED CORE          INDEX              INDEX
                                                      ---------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $--,
  $--, $--and $2, respectively).....................  $       25,992   $        5,574     $       20,263     $       10,453
Dividend income from affiliated funds and
  investments.......................................           1,379              212                290                120
Interest............................................              --               33                 --                  7
Securities lending..................................              14               --(a)              89                285
                                                      --------------   --------------     --------------     --------------
    Total investment income.........................          27,385            5,819             20,642             10,865
                                                      --------------   --------------     --------------     --------------
EXPENSES:
Investment advisory fee.............................           1,328            1,094              1,532              1,303
Administration fee..................................           1,328              594              1,532                989
Transfer agent fees.................................             299               76                398                240
Custodian fees......................................              94               28                103                103
Legal and audit fees................................             160              128                121                120
Registration and filing fees........................              27               24                 28                 29
Trustees fees and expenses..........................              28               27                 27                 27
Interest expense....................................              --               --                  3                  2
Printing expense....................................              16               20                 26                 30
Other...............................................              45               89                 48                 35
Non-recurring costs (see Note 12)...................             362               78                417                269
                                                      --------------   --------------     --------------     --------------
    Subtotal........................................           3,687            2,158              4,235              3,147
Shareholder servicing and distribution
  fees -- Investor A Shares.........................              86               45                 21                 34
                                                      --------------   --------------     --------------     --------------
    Total expenses..................................           3,773            2,203              4,256              3,181
Fees waived by investment advisor, administrator
  and/or distributor (see Note 3)...................          (1,465)            (641)            (1,675)              (797)
Fees reduced by credits allowed by the custodian
  (see Note 3)......................................              (1)              --(a)              --                 (2)
Cost assumed by Bank of America Corporation (see
  Note 12)..........................................            (362)             (78)              (417)              (269)
                                                      --------------   --------------     --------------     --------------
    Net expenses....................................           1,945            1,484              2,164              2,113
                                                      --------------   --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS)........................          25,440            4,335             18,478              8,752
                                                      --------------   --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Investments.......................................         (14,083)          15,538             56,798             23,222
  Affiliated investments............................              18               --                 --                 --
  Written options...................................              --           (1,557)                --                 --
  Futures contracts.................................           4,338              666                418               (232)
  Swap contracts....................................              --              680                 --                 --
  Foreign currency and net other assets.............              --               12                 --                 --
                                                      --------------   --------------     --------------     --------------
Net realized gain/(loss) on investments.............          (9,727)          15,339             57,216             22,990
                                                      --------------   --------------     --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Investments.......................................          68,272           (2,149)            83,019             90,139
  Written options...................................              --            2,072                 --                 --
  Futures contracts.................................          (1,081)            (452)              (336)              (150)
  Swap contracts....................................              --              227                 --                 --
                                                      --------------   --------------     --------------     --------------
Net change in unrealized appreciation/(depreciation)
  of investments....................................          67,191             (302)            82,683             89,989
                                                      --------------   --------------     --------------     --------------
Net realized and unrealized gain/(loss) on
  investments.......................................          57,464           15,037            139,899            112,979
                                                      --------------   --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................  $       82,904   $       19,372     $      158,377     $      121,731
                                                      ==============   ==============     ==============     ==============

---------------
(a)Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                         LARGECAP INDEX
                                                                --------------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                   3/31/05           3/31/04
                                                                --------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $       25,440    $       17,007
Net realized gain/(loss) on investments.....................            (9,727)            4,439
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            67,191           307,577
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            82,904           329,023
Distributions to shareholders from net investment income:
  Primary A Shares..........................................           (23,524)          (15,474)
  Investor A Shares.........................................              (556)             (339)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................                --                --
  Investor A Shares.........................................                --                --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................           185,901            23,512
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................           244,725           336,722
                                                                --------------    --------------
NET ASSETS:
Beginning of year...........................................         1,278,566           941,844
                                                                --------------    --------------
End of year.................................................    $    1,523,291    $    1,278,566
                                                                ==============    ==============
Undistributed net investment income at end of year..........    $        5,913    $        4,553
                                                                ==============    ==============

---------------
(a)Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 58

NATIONS FUNDS

        LARGECAP ENHANCED CORE                 MIDCAP INDEX                     SMALLCAP INDEX
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/05          3/31/04          3/31/05          3/31/04          3/31/05          3/31/04
-------------------------------------------------------------------------------------------------------

    $        4,335   $        3,006   $       18,478   $       11,527   $        8,752   $        4,344
            15,339           46,325           57,216           14,150           22,990           23,882
              (302)          27,069           82,683          426,588           89,989          288,515
    --------------   --------------   --------------   --------------   --------------   --------------
            19,372           76,400          158,377          452,265          121,731          316,741

            (5,588)          (2,749)         (15,091)         (10,400)          (8,128)          (3,994)
              (284)            (172)             (69)             (34)             (75)             (55)

           (14,431)              --          (40,572)              (3)         (40,318)          (2,685)
            (1,059)              --             (225)              --(a)           (592)            (38)
            79,735          (15,761)          38,963          164,214           87,031           91,338
    --------------   --------------   --------------   --------------   --------------   --------------
            77,745           57,718          141,383          606,042          159,649          401,307
    --------------   --------------   --------------   --------------   --------------   --------------

           264,915          207,197        1,469,228          863,186          926,801          525,494
    --------------   --------------   --------------   --------------   --------------   --------------
    $      342,660   $      264,915   $    1,610,611   $    1,469,228   $    1,086,450   $      926,801
    ==============   ==============   ==============   ==============   ==============   ==============
    $        1,039   $          971   $        6,234   $        2,916   $        1,575   $        1,026
    ==============   ==============   ==============   ==============   ==============   ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                              LARGECAP INDEX
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   17,582    $ 397,570       11,905    $ 238,760
  Issued as reinvestment of distributions...................      629       14,700          484       10,358
  Redeemed..................................................  (10,246)    (228,675)     (11,321)    (227,179)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    7,965    $ 183,595        1,068    $  21,939
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................      488    $  10,799          563    $  11,259
  Issued as reinvestment of distributions...................       21          485           14          297
  Redeemed..................................................     (406)      (8,978)        (498)      (9,983)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      103    $   2,306           79    $   1,573
                                                              =======    =========      =======    =========
  Total increase/(decrease).................................    8,068    $ 185,901        1,147    $  23,512
                                                              =======    =========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 60

NATIONS FUNDS

                                                                        LARGECAP ENHANCED CORE
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   9,236    $123,029       4,127    $ 50,326
  Issued as reinvestment of distributions...................     150       1,940          13         173
  Redeemed..................................................  (3,345)    (44,296)     (5,176)    (63,846)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   6,041    $ 80,673      (1,036)   $(13,347)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     203    $  2,669         238    $  2,880
  Issued as reinvestment of distributions...................      84       1,074          10         136
  Redeemed..................................................    (353)     (4,681)       (436)     (5,430)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (66)   $   (938)       (188)   $ (2,414)
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   5,975    $ 79,735      (1,224)   $(15,761)
                                                              ======    ========      ======    ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                               MIDCAP INDEX
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   26,306    $ 269,827       47,839    $ 412,961
  Issued as reinvestment of distributions...................    1,319       13,858          232        2,280
  Redeemed..................................................  (23,579)    (246,360)     (29,438)    (254,761)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    4,046    $  37,325       18,633    $ 160,480
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................      786    $   8,121          772    $   7,146
  Issued as reinvestment of distributions...................       24          258            3           32
  Redeemed..................................................     (650)      (6,741)        (370)      (3,444)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      160    $   1,638          405    $   3,734
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................    4,206    $  38,963       19,038    $ 164,214
                                                              =======    =========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 62

NATIONS FUNDS

                                                                             SMALLCAP INDEX
                                                                  YEAR ENDED                YEAR ENDED
                                                                MARCH 31, 2005            MARCH 31, 2004
                                                              -------------------      --------------------
                                                              SHARES     DOLLARS       SHARES      DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  12,964    $ 237,107       16,332    $ 246,720
  Issued as reinvestment of distributions...................     680       11,973           89        1,481
  Redeemed..................................................  (8,852)    (162,859)     (10,149)    (157,131)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................   4,792    $  86,221        6,272    $  91,070
                                                              ======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................     466    $   8,450          927    $  13,277
  Issued as reinvestment of distributions...................      33          571            5           76
  Redeemed..................................................    (452)      (8,211)        (906)     (13,085)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................      47    $     810           26    $     268
                                                              ======    =========      =======    =========
  Total net increase/(decrease).............................   4,839    $  87,031        6,298    $  91,338
                                                              ======    =========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                            NET ASSET      NET        NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                              VALUE     INVESTMENT   AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                            BEGINNING    INCOME/     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                            OF PERIOD   (LOSS)(A)     INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                            --------------------------------------------------------------------------------------
LARGECAP INDEX
PRIMARY A SHARES
Year ended 3/31/2005......................   $21.79       $0.43(d)       $ 1.01           $ 1.44          $(0.41)       $   --
Year ended 3/31/2004......................    16.37        0.30            5.39             5.69           (0.27)           --
Year ended 3/31/2003......................    22.09        0.25           (5.77)           (5.52)          (0.20)           --
Year ended 3/31/2002......................    22.35        0.24           (0.27)           (0.03)          (0.23)           --
Year ended 3/31/2001......................    28.90        0.24           (6.55)           (6.31)          (0.24)           --(i)
INVESTOR A SHARES
Year ended 3/31/2005......................   $21.65       $0.37(d)       $ 1.01           $ 1.38          $(0.36)       $   --
Year ended 3/31/2004......................    16.27        0.24            5.37             5.61           (0.23)           --
Year ended 3/31/2003......................    21.98        0.20           (5.75)           (5.55)          (0.16)           --
Year ended 3/31/2002......................    22.24        0.18           (0.26)           (0.08)          (0.18)           --
Year ended 3/31/2001......................    28.76        0.17           (6.52)           (6.35)          (0.17)           --(i)

---------------

(a)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(e)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.25% for Primary A Shares and 0.50% for Investor A Shares.

(f)The Reimbursement from Investment Advisor is included in the ratio of operating expenses to average net asset (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(g)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Primary A Shares and 0.72% for Investor A Shares.

(h)The effect of interest expense on the operating expense ratio was less than 0.01%.

(i)Amount represents less than $0.01 per share.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 64

NATIONS FUNDS

                                                                                                  WITHOUT WAIVERS
                                                                                                  AND/OR EXPENSE
                                                                                                  REIMBURSEMENTS
                                                                                                  ---------------
                                                         RATIO OF     RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET                                OPERATING     INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  NET ASSETS     EXPENSES TO  INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND         END OF       TOTAL     END OF PERIOD   AVERAGE NET  TO AVERAGE NET   TURNOVER      AVERAGE NET
DISTRIBUTIONS    PERIOD     RETURN(B)       (000)        ASSETS(C)       ASSETS         RATE         ASSETS(C)
-----------------------------------------------------------------------------------------------------------------

   $(0.41)       $22.82        6.57%     $1,486,203        0.14%          1.92%           4%           0.28%(e)
    (0.27)        21.79       34.82       1,245,378        0.26(f)        1.48            1            0.50(g)
    (0.20)        16.37      (25.05)        918,184        0.35(h)        1.39            6            0.69
    (0.23)        22.09       (0.09)      1,283,450        0.35(h)        1.05            7            0.68
    (0.24)        22.35      (21.94)      2,021,690        0.35(h)        0.88            8            0.68

   $(0.36)       $22.67        6.33%     $   37,088        0.39%          1.67%           4%           0.53%(e)
    (0.23)        21.65       34.50          33,188        0.51(f)        1.23            1            0.75(g)
    (0.16)        16.27      (25.28)         23,660        0.60(h)        1.14            6            0.94
    (0.18)        21.98       (0.30)         33,238        0.60(h)        0.80            7            0.93
    (0.17)        22.24      (22.18)         27,417        0.60(h)        0.63            8            0.93

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET      NET        NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                              VALUE     INVESTMENT   AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                            BEGINNING    INCOME/     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                            OF PERIOD   (LOSS)(A)     INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                            --------------------------------------------------------------------------------------
LARGECAP ENHANCED CORE
PRIMARY A SHARES
Year ended 3/31/2005......................   $13.59       $0.20(d)       $ 0.67           $ 0.87          $(0.24)       $(0.77)
Year ended 3/31/2004......................    10.00        0.15            3.59             3.74           (0.15)           --
Year ended 3/31/2003......................    14.00        0.14           (3.53)           (3.39)          (0.07)        (0.54)
Year ended 3/31/2002......................    14.90        0.13            0.38             0.51           (0.12)        (1.29)
Year ended 3/31/2001......................    22.04        0.13           (4.46)           (4.33)          (0.12)        (2.69)
INVESTOR A SHARES
Year ended 3/31/2005......................   $13.56       $0.17(d)       $ 0.66           $ 0.83          $(0.21)       $(0.77)
Year ended 3/31/2004......................     9.98        0.11            3.59             3.70           (0.12)           --
Year ended 3/31/2003......................    13.99        0.10           (3.51)           (3.41)          (0.06)        (0.54)
Year ended 3/31/2002......................    14.89        0.09            0.39             0.48           (0.09)        (1.29)
Year ended 3/31/2001......................    22.04        0.08           (4.47)           (4.39)          (0.07)        (2.69)

---------------

(a)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.72% for Primary A Shares and 0.97% for Investor A Shares.

(f)The effect of interest expense on the operating expense ratio was less than 0.01%.

(g)The Reimbursement from Investment Advisor is included in the ratio of operating expenses to average net asset (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(h)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.73% for Primary A Shares and 0.98% for Investor A Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 66

NATIONS FUNDS

                                                                                                       WITHOUT WAIVERS
                                                                                                       AND/OR EXPENSE
                                                                                                       REIMBURSEMENTS
                                                                                                       ---------------
                                                             RATIO OF      RATIO OF NET                   RATIO OF
                    NET ASSET                                OPERATING      INVESTMENT                    OPERATING
      TOTAL           VALUE                  NET ASSETS     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
    DIVIDENDS        END OF       TOTAL     END OF PERIOD   AVERAGE NET   TO AVERAGE NET   TURNOVER      AVERAGE NET
AND DISTRIBUTIONS    PERIOD     RETURN(B)       (000)        ASSETS(C)        ASSETS         RATE         ASSETS(C)
----------------------------------------------------------------------------------------------------------------------



      $(1.01)        $13.45        6.90%      $325,008         0.50%           1.52%          218%          0.75%(e)
       (0.15)         13.59       37.41        246,181         0.50(f)(g)      1.23           307           0.76(h)
       (0.61)         10.00      (25.03)       191,535         0.50(f)         1.26           366           0.80
       (1.41)         14.00        2.80        190,130         0.50(f)         0.89           345           0.75
       (2.81)         14.90      (21.49)       345,795         0.50(f)         0.67            97           0.70



      $(0.98)        $13.41        6.59%      $ 17,653         0.75%           1.27%          218%          1.00%(e)
       (0.12)         13.56       37.08         18,734         0.75(f)(g)      0.98           307           1.01(h)
       (0.60)          9.98      (25.24)        15,663         0.75(f)         1.01           366           1.05
       (1.38)         13.99        2.55         25,420         0.75(f)         0.64           345           1.00
       (2.76)         14.89      (21.75)        32,402         0.75(f)         0.42            97           0.95

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET      NET        NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                              VALUE     INVESTMENT   AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                            BEGINNING    INCOME/     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                            OF PERIOD     (LOSS)      INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                            --------------------------------------------------------------------------------------
MIDCAP INDEX
PRIMARY A SHARES
Year ended 3/31/2005(b)...................   $10.27       $0.13          $ 0.91           $ 1.04          $(0.10)       $(0.27)
Year ended 3/31/2004(b)...................     6.96        0.09            3.29             3.38           (0.07)           --(e)
Year ended 3/31/2003(b)...................     9.31        0.06           (2.25)           (2.19)          (0.04)        (0.12)
Year ended 3/31/2002(b)...................     8.39        0.07            1.46             1.53           (0.06)        (0.55)
Period ended 3/31/2001(i).................    10.00        0.08           (0.72)           (0.64)          (0.08)        (0.89)
INVESTOR A SHARES
Year ended 3/31/2005(b)...................   $10.26       $0.10          $ 0.91           $ 1.01          $(0.08)       $(0.27)
Year ended 3/31/2004(b)...................     6.96        0.06            3.30             3.36           (0.06)           --(e)
Year ended 3/31/2003(b)...................     9.33        0.05           (2.26)           (2.21)          (0.04)        (0.12)
Year ended 3/31/2002(b)...................     8.41        0.05            1.46             1.51           (0.04)        (0.55)
Period ended 3/31/2001(i).................     9.55        0.05           (0.24)           (0.19)          (0.06)        (0.89)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges. not reflect the deduction of any applicable sales charges.

(b)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(c)The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.25% for Primary A Shares and 0.50% for Investor A Shares.

(e)Amount represents less than $0.01 per share.

(f)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(g)The Reimbursement from Investment Advisor is included in the ratio of operating expenses to average net asset (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(h)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Primary A Shares and 0.72% for Investor A Shares.

(i)MidCap Index Primary A and Investor A Shares were first offered on March 31, 2000 and May 31, 2000, respectively.

(j)Annualized.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 68

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                  AND/OR EXPENSE
                                                                           RATIO OF                               REIMBURSEMENTS
                                                                          OPERATING                              ----------------
                                                                           EXPENSES      RATIO OF NET                RATIO OF
    TOTAL     NET ASSET                                                   INCLUDING       INVESTMENT                OPERATING
  DIVIDENDS     VALUE              NET ASSETS     RATIO OF OPERATING   INTEREST EXPENSE INCOME/(LOSS)  PORTFOLIO   EXPENSES TO
     AND       END OF     TOTAL   END OF PERIOD  EXPENSES TO AVERAGE      TO AVERAGE      TO AVERAGE   TURNOVER      AVERAGE
DISTRIBUTIONS  PERIOD   RETURN(A)     (000)           NET ASSETS          NET ASSETS      NET ASSETS     RATE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
   $(0.37)     $10.94     10.32%   $1,601,005            0.14%(c)            0.14%(c)        1.21%        18%          0.28%(d)
    (0.07)      10.27     48.67     1,461,843            0.25(c)(f)(g)       0.25(f)(g)      0.95          9           0.50(f)(h)
    (0.16)       6.96    (23.77)      860,997            0.35(f)             0.35(f)         0.84         15           0.70(f)
    (0.61)       9.31     18.29       679,205            0.35(f)             0.35(f)         0.82         16           0.72(f)
    (0.97)       8.39     (7.27)      342,503            0.35(f)             0.36(f)         0.82         69           0.75(f)

   $(0.35)     $10.92     10.03%   $    9,606            0.39%(c)            0.39%(c)        0.96%        18%          0.53%(d)
    (0.06)      10.26     48.31         7,385            0.50(c)(f)(g)       0.50(f)(g)      0.70          9           0.75(f)(h)
    (0.16)       6.96    (23.98)        2,189            0.60(f)             0.60(f)         0.59         15           0.95(f)
    (0.59)       9.33     17.99         1,123            0.60(f)             0.60(f)         0.57         16           0.97(f)
    (0.95)       8.41     (2.84)          215            0.60(f)(j)          0.60(f)(j)      0.57(j)      69           1.00(f)(j)

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS




  FINANCIAL HIGHLIGHTS (CONTINUED)


For a share outstanding throughout each period.


                                            NET ASSET      NET        NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                              VALUE     INVESTMENT   AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                            BEGINNING    INCOME/     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                            OF PERIOD   (LOSS)(A)     INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                            --------------------------------------------------------------------------------------
SMALLCAP INDEX
PRIMARY A SHARES
Year ended 3/31/2005......................   $17.95       $0.16          $ 2.04           $ 2.20          $(0.14)       $(0.77)
Year ended 3/31/2004......................    11.59        0.09            6.40             6.49           (0.08)        (0.05)
Year ended 3/31/2003......................    15.63        0.07           (4.00)           (3.93)          (0.05)        (0.06)
Year ended 3/31/2002......................    13.24        0.06            2.73             2.79           (0.07)        (0.33)
Year ended 3/31/2001......................    13.53        0.08           (0.31)           (0.23)          (0.06)           --
INVESTOR A SHARES
Year ended 3/31/2005......................   $17.88       $0.12          $ 2.03           $ 2.15          $(0.10)       $(0.77)
Year ended 3/31/2004......................    11.57        0.05            6.39             6.44           (0.08)        (0.05)
Year ended 3/31/2003......................    15.60        0.03           (3.99)           (3.96)          (0.01)        (0.06)
Year ended 3/31/2002......................    13.22        0.03            2.72             2.75           (0.04)        (0.33)
Year ended 3/31/2001......................    13.52        0.04           (0.32)           (0.28)          (0.02)           --

---------------

(a)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.29% for Primary A Shares and 0.54% for Investor A Shares.

(f)The Reimbursement from Investment Advisor is included in the ratio of operating expenses to average net asset (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(g)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.51% for Primary A Shares and 0.76% for Investor A Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS FUNDS

                                                                                                              WITHOUT WAIVERS
                                                                                                               AND/OR EXPENSE
                                                                        RATIO OF                               REIMBURSEMENTS
                                                                       OPERATING                              ----------------
                                                                        EXPENSES      RATIO OF NET                RATIO OF
    TOTAL     NET ASSET                                                INCLUDING       INVESTMENT                OPERATING
  DIVIDENDS     VALUE              NET ASSETS   RATIO OF OPERATING  INTEREST EXPENSE INCOME/(LOSS)  PORTFOLIO   EXPENSES TO
     AND       END OF     TOTAL   END OF PERIOD EXPENSES TO AVERAGE    TO AVERAGE      TO AVERAGE   TURNOVER      AVERAGE
DISTRIBUTIONS  PERIOD   RETURN(B)     (000)        NET ASSETS(C)     NET ASSETS(C)     NET ASSETS     RATE     NET ASSETS(C)
------------------------------------------------------------------------------------------------------------------------------

   $(0.91)     $19.24     12.84%   $1,072,113          0.21%              0.21%(d)        0.89%        16%          0.32%(e)
    (0.13)      17.95     56.11       914,267          0.31(f)            0.31(d)(f)      0.57         16           0.53(g)
    (0.11)      11.59    (25.26)      517,680          0.40               0.40            0.51         26           0.76
    (0.40)      15.63     21.30       499,084          0.40               0.40            0.46         18           0.76
    (0.06)      13.24     (1.74)      256,465          0.41               0.41            0.56         65           0.79

   $(0.87)     $19.16     12.58%   $   14,337          0.46%              0.46%(d)        0.64%        16%          0.57%(e)
    (0.13)      17.88     55.73        12,534          0.56(f)            0.56(d)(f)      0.32         16           0.78(g)
    (0.07)      11.57    (25.46)        7,814          0.65               0.65            0.26         26           1.01
    (0.37)      15.60     20.97         8,724          0.65               0.65            0.21         18           1.01
    (0.02)      13.22     (2.06)        6,517          0.66               0.66            0.31         65           1.04

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2005, Funds Trust offered fifty-six separate portfolios. These financial statements pertain only to the four index portfolios of Funds Trust (each a "Fund" and collectively, the "Funds"):

     LargeCap Index Fund
     LargeCap Enhanced Core Fund
     MidCap Index Fund
     SmallCap Index Fund

Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds are authorized to issue an unlimited number of shares without par value and currently offer two classes of shares: Primary A Shares and Investor A Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of the other class.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on Nasdaq are generally valued at the Nasdaq official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Futures contracts: All Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity markets. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase put options on stock index futures contracts, stock indices, swap contracts ("swaptions") or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Fund may

NATIONS FUNDS
write options on such futures contracts primarily for the purpose of terminating existing positions. The Funds may also engage these techniques for non-hedging purposes.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. London time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Swaps: The Funds may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of assets and liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing

NATIONS FUNDS
contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Repurchase agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid at least annually for each of the Funds. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net realized short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds Trust's organizational documents, the Trustee and Officers of the Funds Trust are indemnified against certain

NATIONS FUNDS
liabilities that may arise out of their duties to the Funds Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Effective December 1, 2004, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund:

                                FEES ON        FEES ON         FEES ON         FEES ON         FEES ON
                                AVERAGE        AVERAGE         AVERAGE         AVERAGE         AVERAGE        FEES ON
                              NET ASSETS      NET ASSETS      NET ASSETS      NET ASSETS     NET ASSETS       AVERAGE
                                 FIRST       $500 MILLION     $1 BILLION     $1.5 BILLION    $3 BILLION     NET ASSETS
                                 $500             TO              TO              TO             TO            OVER
                                MILLION       $1 BILLION     $1.5 BILLION     $3 BILLION     $6 BILLION     $6 BILLION
-----------------------------------------------------------------------------------------------------------------------
LargeCap Index Fund.........     0.10%           0.10%           0.10%           0.10%          0.10%          0.10%
LargeCap Enhanced Core
  Fund......................     0.35%           0.30%           0.25%           0.20%          0.18%          0.16%
MidCap Index Fund...........     0.10%           0.10%           0.10%           0.10%          0.10%          0.10%
SmallCap Index Fund.........     0.10%           0.10%           0.10%           0.10%          0.10%          0.10%

Prior to December 1, 2004, BACAP received a monthly investment advisory fee based on the average daily net assets of each of the Funds at the following annual rates:

                                                                ANNUAL RATE
---------------------------------------------------------------------------
LargeCap Index Fund.........................................       0.10%
LargeCap Enhanced Core Fund.................................       0.40%
MidCap Index Fund...........................................       0.10%
SmallCap Index Fund.........................................       0.15%

For the year ended March 31, 2005, the effective investment advisory fee rates for the Funds were as follows:

                                                                EFFECTIVE FEE RATE
-----------------------------------------------------------------------------------
LargeCap Index Fund.........................................           0.10%
LargeCap Enhanced Core Fund.................................           0.38%
MidCap Index Fund...........................................           0.10%
SmallCap Index Fund.........................................           0.13%

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Effective December 1, 2004, BACAP Distributors is entitled to receive an administration fee, computed daily and paid monthly, at the following annual rates:

                                                                ANNUAL RATE
---------------------------------------------------------------------------
LargeCap Index Fund.........................................       0.10%
LargeCap Enhanced Core Fund.................................       0.17%
MidCap Index Fund...........................................       0.10%
SmallCap Index Fund.........................................       0.10%

Prior to December 1, 2004, BACAP Distributors received a monthly administration fee based on the average daily net assets of each of the Funds at the following annual rates:

                                                                ANNUAL RATE
---------------------------------------------------------------------------
LargeCap Index Fund.........................................       0.10%
LargeCap Enhanced Core Fund.................................       0.23%
MidCap Index Fund...........................................       0.10%
SmallCap Index Fund.........................................       0.10%

NATIONS FUNDS

For the year ended March 31, 2005, the effective administration fee rates for the LargeCap Index Fund, MidCap Index Fund, SmallCap Index Fund and the LargeCap Enhanced Core Fund were 0.10%, 0.10%, 0.10% and 0.21% respectively.

The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors.

BNY serves as the custodian of Funds Trust's assets.

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A shares of each Fund. For the year ended March 31, 2005, Bank of America earned the following sub-transfer agent fees from the Funds for providing such services and these amounts are included in "Transfer agent fees" in each Fund's Statement of operations.

                                                                SUB-TRANSFER AGENT FEE
FUND                                                                    (000)
--------------------------------------------------------------------------------------
LargeCap Index..............................................             $17
LargeCap Enhanced Core......................................               8
MidCap Index................................................              42
SmallCap Index..............................................              27

BACAP Distributors serves as distributor of the Funds' shares.

With the exception of one officer, no officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Fund's fee will not exceed $15,000 per year.

As of March 31, 2005, the fees paid for the Office of the Chief Compliance Officer were as follows:

FUND                                                            (000)
---------------------------------------------------------------------
LargeCap Index Fund.........................................     $8
LargeCap Enhanced Core Fund.................................      5
MidCap Index Fund...........................................      8
SmallCap Index Fund.........................................      8

These amounts are included in "Other expenses" on the Statements of Operations.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of assets and liabilities.

Certain Funds have made daily investments of cash balances in Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds and investments". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Funds.

NATIONS FUNDS

For the year ended March 31, 2005, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                                        ADMINISTRATION FEES
                                                     ADVISORY FEES       (EARNED BY BACAP
                                                   (EARNED BY BACAP)       DISTRIBUTORS)
FUND                                                     (000)                 (000)
-------------------------------------------------------------------------------------------
LargeCap Index Fund..............................         $37                   $19
LargeCap Enhanced Core Fund......................          15                     8
MidCap Index Fund................................          23                    12
SmallCap Index Fund..............................           9                     5

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  TOTAL OPERATING EXPENSE LIMITATIONS

BACAP and/or its affiliates may, from time to time, reduce its fees payable by each Fund. BACAP and/or BACAP Distributors has contractually agreed to reimburse expenses and/or waive fees through July 31, 2006 to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

FUND                                                            ANNUAL RATE
---------------------------------------------------------------------------
LargeCap Index Fund and MidCap Index Fund...................       0.14%
SmallCap Index Fund.........................................       0.21%
LargeCap Enhanced Core Fund.................................       0.50%

BACAP and/or BACAP Distributors is entitled to recover from LargeCap Index Fund, LargeCap Enhanced Core Fund and SmallCap Index Fund any fees waived or expenses reimbursed by BACAP and/or BACAP Distributors during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

At March 31, 2005, the amounts potentially recoverable by BACAP and/or BACAP Distributors pursuant to this arrangement are as follows:

                                                                                                          AMOUNT
                                        AMOUNT OF POTENTIAL RECOVERY EXPIRING:                       RECOVERED DURING
                                        --------------------------------------    TOTAL POTENTIAL      PERIOD ENDED
                                         3/31/08       3/31/07       3/31/06         RECOVERY            3/31/05
FUND                                      (000)         (000)         (000)            (000)              (000)
---------------------------------------------------------------------------------------------------------------------
LargeCap Index......................      $1,465        $2,494        $3,143          $7,102               $--
LargeCap Enhanced Core..............         641           582           496           1,719                --
SmallCap Index......................         797         1,510         1,815           4,122                --

Each Fund has an agreement with BNY under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

4.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted a combined shareholder servicing and distribution plan for the Investor A Shares of each Fund. The shareholder servicing and distribution plan permits the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The plan, adopted pursuant to Rule 12b-1 under the 1940 Act, also permits the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of

NATIONS FUNDS
each Fund directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

For the year ended March 31, 2005, the annual rate in effect and plan limit, as a percentage of average daily net assets, was as follows:

                                                               CURRENT
                                                                 RATE
                                                              (AFTER FEE    PLAN
                                                               WAIVERS)     LIMIT
                                                              -------------------
Investor A Combined Shareholder Servicing and Distribution
  Plan......................................................     0.25%      0.25%

5.  FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for redemption based payments treated as dividend paid deduction and foreign currency transactions among the components of the Funds' net assets as follows:

                                     UNDISTRIBUTED          ACCUMULATED
                                     NET INVESTMENT         NET REALIZED
FUND                                     INCOME             GAIN/(LOSS)          PAID-IN CAPITAL
------------------------------------------------------------------------------------------------
LargeCap Index.....................      $   --               $    --                $   --
LargeCap Enhanced Core.............       1,605                (1,605)                   --
MidCap Index.......................          --                (2,278)                2,278
SmallCap Index.....................          --                (1,005)                1,005

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 was as follows:

                                                             3/31/05                      3/31/04
                                                    -------------------------    -------------------------
                                                    ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                                                     INCOME     CAPITAL GAINS     INCOME     CAPITAL GAINS
FUND                                                 (000)          (000)         (000)          (000)
----------------------------------------------------------------------------------------------------------
LargeCap Index....................................  $24,080        $    --       $15,813        $   --
LargeCap Enhanced Core............................   14,436          6,926         2,921            --
MidCap Index......................................   17,696         38,261        10,434             3
SmallCap Index....................................   11,844         37,269         4,049         2,723

---------------

 *For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                            UNDISTRIBUTED/
                                                                            (ACCUMULATED)
                                                           UNDISTRIBUTED      LONG-TERM        NET UNREALIZED
                                                             ORDINARY       CAPITAL GAINS/     APPRECIATION/
FUND                                                          INCOME*           (LOSS)        (DEPRECIATION)**
--------------------------------------------------------------------------------------------------------------
LargeCap Index...........................................     $ 5,912         $(183,919)          $187,722
LargeCap Enhanced Core...................................       8,654             2,290             46,234
MidCap Index.............................................      11,732            13,737            337,751
SmallCap Index...........................................       2,828             3,100            272,069

---------------

  *For tax purposes, the undistributed net investment income amounts may include straddle loss deferrals.

 **The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.

NATIONS FUNDS

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes, was:

                                                                                                   NET
                                                                                                UNREALIZED
                                                               UNREALIZED      UNREALIZED     APPRECIATION/
FUND                                                          APPRECIATION    DEPRECIATION    (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
LargeCap Index..............................................    $398,455       $(210,733)        $187,722
LargeCap Enhanced Core......................................      49,970          (4,475)          45,495
MidCap Index................................................     423,000         (85,249)         337,751
SmallCap Index..............................................     337,990         (65,921)         272,069

The following capital loss carryforwards, determined as of March 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                                              EXPIRING IN    EXPIRING IN    EXPIRING IN
                                                                 2009           2010           2011
FUND                                                             (000)          (000)          (000)
-------------------------------------------------------------------------------------------------------
LargeCap Index..............................................    $29,894        $39,881       $114,143

During the year ended March 31, 2005, the following Fund utilized capital losses as follows:

                                                                  CAPITAL
                                                              LOSSES UTILIZED
FUND                                                               (000)
-----------------------------------------------------------------------------
LargeCap Index..............................................      $1,095

6.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2005, were as follows:

                                                              PURCHASES      SALES
                                                                (000)        (000)
                                                              -----------------------
LargeCap Index..............................................  $235,643     $   50,625
LargeCap Enhanced Core......................................   643,842        596,984
MidCap Index................................................   293,060        277,995
SmallCap Index..............................................   199,525        158,554

7.  FUTURES CONTRACTS

At March 31, 2005, the following Funds had futures contracts open:

                                                                                                 MARKET        UNREALIZED
                                                                           VALUE OF CONTRACT    VALUE OF     APPRECIATION/
                                                              NUMBER OF       WHEN OPENED       CONTRACTS    (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS          (000)            (000)          (000)
---------------------------------------------------------------------------------------------------------------------------
LARGECAP INDEX:
S&P 500 Futures (long position)
Expiring June 2005(a).......................................     106            $32,072          $31,373         $(699)
LARGECAP ENHANCED CORE:
S&P 500 Futures (long position)
Expiring June 2005(a).......................................      57             17,218           16,870          (348)
MIDCAP INDEX:
MidCap 400 Futures (long position)
Expiring June 2005(a).......................................      13              4,365            4,285           (80)
SMALLCAP INDEX:
Russell 2000 Futures (long position)
Expiring June 2005(a).......................................      21              6,568            6,488           (80)

---------------

(a)Securities have been segregated as collateral for each Fund's open futures contracts.

NATIONS FUNDS

8.  WRITTEN OPTIONS

Written options for the LargeCap Enhanced Core Fund for the year ended March 31, 2005, aggregated the following:

                                                                          PREMIUM
                                                              NUMBER OF   RECEIVED
SUMMARY OF WRITTEN OPTIONS                                    CONTRACTS    (000)
----------------------------------------------------------------------------------
Options outstanding at March 31, 2004.......................  (502,105)   $(1,446)
Options written.............................................    (5,981)    (4,473)
Options terminated in closing purchase transactions.........     3,097      3,760
Options exercised...........................................     1,000        230
Options expired.............................................   501,321        664
                                                              --------    -------
Options outstanding at March 31, 2005.......................    (2,668)   $(1,265)
                                                              ========    =======

9.  SWAP CONTRACTS

At March 31, 2005, the LargeCap Enhanced Core Fund had the following swap contracts outstanding:

                                                                                                                 UNREALIZED
                               NOTIONAL                                                 PAYMENTS               APPRECIATION/
                                AMOUNT            PAYMENTS MADE BY                    RECEIVED BY              (DEPRECIATION)
DESCRIPTION                     (000)                 THE FUND                          THE FUND                   (000)
-----------------------------------------------------------------------------------------------------------------------------
Contract with Citigroup,
  Effective July 24, 2003,                       Notional Amount X                 Notional Amount X
  expiring July 22,                              (SPX Corp. Index)                 (SPX Corp. Index)
  2005(a)....................  $ 16,827       Max (0, Vol@2-Strike@2)           Max (0, Strike@2-Vol@2)            $ 489

                                                 Notional Amount X                 Notional Amount X
Contract with Citigroup,                      (Nextel Communications,           (Nextel Communications,
  Effective October 22, 2004,                   Inc., Class A Index)              Inc., Class A Index)
  expiring May 20, 2005(a)...     3,333       Max (0, Vol@2-Strike@2)           Max (0, Strike@2-Vol@2)             (279)

Contract with Citigroup,
  Effective January 25, 2005,                    Notional Amount X                 Notional Amount X
  expiring June 17,                            (Viacom, Inc, Class B)            (Viacom, Inc, Class B)
  2005(a)....................     5,682       Max (0, Strike@2-Vol@2)           Max (0, Vol@2-Strike@2)               47

Contract with Deutsche Bank,
  Effective October 22, 2004,                    Notional Amount X                 Notional Amount X
  expiring April 15,                            (Intel Corp. Index)               (Intel Corp. Index)
  2005(a)....................     3,870       Max (0, Strike@2-Vol@2)           Max (0, Vol@2-Strike@2)             (170)

Contract with Deutsche Bank,
  Effective June 26, 2003,                       Notional Amount X                 Notional Amount X
  expiring June 23,                                 (NDX Index)                       (NDX Index)
  2005(a)....................     8,803       Max (0, Strike@2-Vol@2)           Max (0, Vol@2-Strike@2)             (384)

Contract with Deutsche Bank,
  Effective June 26, 2003,                       Notional Amount X                 Notional Amount X
  expiring June 23,                              (SPX Corp. Index)                 (SPX Corp. Index)
  2005(a)....................    17,157       Max (0, Vol@2-Strike@2)           Max (0, Strike@2-Vol@2)              472

Contract with Deutsche Bank,
  Effective July 24, 2003,                       Notional Amount X                 Notional Amount X
  expiring July 22,                                 (NDX Index)                       (NDX Index)
  2005(a)....................     8,666       Max (0, Strike@2-Vol@2)           Max (0, Vol@2-Strike@2)             (406)

Contract with Deutsche Bank,
  Effective January 31, 2005,                    Notional Amount X                 Notional Amount X
  expiring December 16,                         (Eurostoxx 50 Index)              (Eurostoxx 50 Index)
  2005(a)....................     7,862       Max (0, Strike@2-Vol@2)           Max (0, Vol@2-Strike@2)              (15)

Contract with Citigroup,
  Effective January 25, 2005,                    Notional Amount X                 Notional Amount X
  expiring June 17,                              (SPX Corp. Index)                 (SPX Corp. Index)
  2005(a)....................   (13,509)      Max (0, Strike@2-Vol@2)           Max (0, Vol@2-Strike@2)               67

Contract with Citigroup,
  Effective January 31, 2005,                    Notional Amount X                 Notional Amount X
  expiring December 16,                          (SPX Corp. Index)                 (SPX Corp. Index)
  2005(a)....................    (9,929)      Max (0, Strike@2-Vol@2)           Max (0, Vol@2-Strike@2)              (11)

NATIONS FUNDS

                                                                                                                 UNREALIZED
                               NOTIONAL                                                 PAYMENTS               APPRECIATION/
                                AMOUNT            PAYMENTS MADE BY                    RECEIVED BY              (DEPRECIATION)
DESCRIPTION                     (000)                 THE FUND                          THE FUND                   (000)
-----------------------------------------------------------------------------------------------------------------------------
Contract with Deutsche Bank,
  Effective October 22, 2004,                    Notional Amount X                 Notional Amount X
  expiring April 15,                             (SPX Corp. Index)                 (SPX Corp. Index)
  2005(a)....................  $(15,480)      Max (0, Vol@2-Strike@2)           Max (0, Strike@2-Vol@2)            $ 236

Contract with Citigroup,                         Notional Amount X                 Notional Amount X
  Effective October 25, 2004,                   (SPX Corp. Index) X                (SPX Corp. Index)
  expiring May 20, 2005(a)...   (17,485)      Max (0, Strike@2-Vol@2)           Max (0, Vol@2-Strike@2)              253
                                                                                                                   -----

Total unrealized
  appreciation...............                                                                                      $ 299
                                                                                                                   =====

---------------

(a)Fair value.

10.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

During the year ended March 31, 2005, borrowings by the Funds under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
FUND                                                             (000)          RATE
--------------------------------------------------------------------------------------
MidCap Index................................................      $ 21          3.09%
SmallCap Index..............................................       131          2.09

---------------

 *The average amount outstanding was calculated based on daily balances in the period

11.  SECURITIES LENDING

Under an agreement with BNY, the Funds may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of the collateral. The cash collateral received is invested in repurchase agreements. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to the borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral. The income earned by each Fund from securities lending is included in its Statement of Operations.

At March 31, 2005, the following Funds had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
FUND                                                                (000)              (000)
------------------------------------------------------------------------------------------------
LargeCap Index..............................................       $14,867            $15,319
LargeCap Enhanced Core......................................         4,450              4,535
MidCap Index................................................        73,669             75,652
SmallCap Index..............................................        91,163             93,842

NATIONS FUNDS

12.  CONTINGENCIES AND OTHER EVENTS

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributors,
Inc. -- the investment advisor to and distributor of the Columbia Funds, respectively, -- to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with the BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the staff of the SEC. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. At this time, the distribution plan is still under development. As such, any gain to the Nations Funds or their shareholders can not currently be determined. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS FUNDS

For the fiscal year ended March 31, 2005, Bank of America Corporation has assumed $6.7 million of legal, shareholder communications, audit related, transfer agent, consulting and Trustee costs and fees incurred by the Funds impacted in connection with the regulatory and civil litigation matters discussed above. These non-recurring costs were allocated to the Funds based on their respective average nets assets for the year ended March 31, 2005. These non-recurring costs on a per Fund basis are shown in that Fund's respective Statement of operations. Because these costs were borne by Bank of America Corporation and not any Fund, an offsetting waiver of these costs is also presented in each respective Fund's Statement of operations as, "Costs assumed by Bank of America Corporation". The impact to the expense ratio of each impacted Fund is reflected in the Fund's Financial highlights.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations LargeCap Index Fund, Nations LargeCap Enhanced Core Fund, Nations MidCap Index Fund and Nations SmallCap Index Fund (constituting part of Nations Funds Trust, hereafter referred to as the "Funds") at March 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2005

NATIONS FUNDS

  FEDERAL INCOME TAX INFORMATION                                 (UNAUDITED)


NATIONS LARGECAP INDEX FUND

100.00% of the ordinary income (including short-term capital gains) distributed by the Fund, for the year ended March 31, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00% of the ordinary income (including short-term capital gains) distributed by the Fund, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2004 to March 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

NATIONS LARGECAP ENHANCED CORE FUND

For the fiscal year ended March 31, 2005, the Fund designates long-term capital gains of $6,926,503.

34.06% of the ordinary income (including short-term capital gains) distributed by the Fund, for the year ended March 31, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 31.72% of the ordinary income (including short-term capital gains) distributed by the Fund, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2004 to March 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

NATIONS MIDCAP INDEX FUND

For the fiscal year ended March 31, 2005, the Fund designates long-term capital gains of $40,193,152.

76.22% of the ordinary income (including short-term capital gains) distributed by the Fund, for the year ended March 31, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 76.06% of the ordinary income (including short-term capital gains) distributed by the Fund, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2004 to March 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

NATIONS SMALLCAP INDEX FUND

For the fiscal year ended March 31, 2005, the Fund designates long-term capital gains of $38,148,581.

75.26% of the ordinary income (including short-term capital gains) distributed by the Fund, for the year ended March 31, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 74.96% of the ordinary income (including short-term capital gains) distributed by the Fund, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2004 to March 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Indefinite term;     Managing Director -- E.J. Boudreau &      75
Age: 60                  Trustee since 2005   Associates (consulting), through
Trustee                                       current; Chairman and Chief
                                              Executive Officer -- John Hancock
                                              Funds (mutual funds), 1989 through
                                              2000.
William P. Carmichael    Indefinite term;     Retired; Senior Managing                  75
Age: 60                  Trustee since 1999   Director -- The Succession Fund (a
Trustee and Chairman of                       company formed to advise and buy
the Board                                     family owned companies) from 1998
                                              through April 2001.
William A. Hawkins       Indefinite term;     President, Retail Banking -- IndyMac      75
Age: 63                  Trustee since 2005   Bancorp, Inc., September 1999
Trustee                                       through August 2003.
R. Glenn Hilliard        Indefinite term;     Chairman and Chief Executive              75
Age: 65                  Trustee since 2005   Officer -- Hilliard Group LLC
Trustee                                       (investing and consulting), April
                                              2003 through current; Chairman and
                                              Chief Executive Officer -- ING
                                              America (financial services),
                                              1999 -- April 2003; and Executive
                                              Chairman -- Conseco, Inc.
                                              (insurance), Sept 2004 through
                                              current.
Minor M. Shaw            Indefinite term;     President -- Micco Corporation and        75
Age: 56                  Trustee since 2003   Mickel Investment Group.
Trustee


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Director -- The Museum of Science,
Age: 60                  Boston; Advisory Board Member --
Trustee                  Perennial Capital Advisors.

William P. Carmichael    Director -- Cobra Electronics
Age: 60                  Corporation (electronic equipment
Trustee and Chairman of  manufacturer), Rayovac Corp.
the Board                (batteries) and The Finish Line
                         (apparel).
William A. Hawkins       Vice Chairman -- San Gabriel Red
Age: 63                  Cross; Director -- Leadership
Trustee                  Pasadena; Director -- Operation
                         Hope; Trustee -- The Chandler
                         School.
R. Glenn Hilliard        Director -- Conseco, Inc.
Age: 65                  (insurance); Non-Executive
Trustee                  Director -- Alea Group Holding
                         (Bermuda), Ltd. (insurance).

Minor M. Shaw            Chairman -- Wofford College Board of
Age: 56                  Trustees; Chairman and
Trustee                  Trustee -- The Daniel-Mickel
                         Foundation of South Carolina;
                         Vice-Chairman and Trustee --
                         Greenville-Spartanburg Airport
                         Commission and Duke Endowment;
                         Trustee -- The Hollingsworth Funds,
                         The Belle Baruch Foundation and the
                         South Carolina Foundation for
                         Independent Colleges;
                         Chair-Elect -- Urban League of the
                         Upstate; Board Member -- United Way
                         of Greenville County; Vice-Chair --
                         Greenville Chamber of Commerce;
                         Board Member -- United Way of South
                         Carolina.

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
PRINCIPAL OFFICERS
Christopher L. Wilson    Indefinite term:     Head of Mutual Funds since August,        n/a
Age: 47                  President (since     2004 and Senior Vice President of
                         2004)                the Advisor since January, 2005;
                                              President of the Columbia Funds,
                                              Liberty Funds and Stein Roe Funds
                                              since October, 2004; President and
                                              Chief Executive Officer of the
                                              Nations Funds since January, 2005;
                                              President of the Galaxy Funds since
                                              April 2005; Director of Bank of
                                              America Global Liquidity Funds, plc
                                              since May 2005; Director of Banc of
                                              America Capital Management
                                              (Ireland), Limited since May 2005;
                                              Senior Vice President of BACAP
                                              Distributors LLC since January,
                                              2005; Director of FIM Funding, Inc.
                                              since January, 2005; Senior Vice
                                              President of Columbia Funds
                                              Distributor, Inc. since January,
                                              2005; Director of Columbia Funds
                                              Services, Inc. since January, 2005
                                              (formerly President and Chief
                                              Executive Officer, CDC IXIS Asset
                                              Management Services, Inc. from
                                              September, 1998 to August, 2004).
J. Kevin Connaughton     Indefinite term:     Treasurer of the Columbia Funds           n/a
(Age 40)                 Treasurer (since     since October, 2003 and of the
Treasurer                2000)                Liberty Funds, Stein Roe Funds and
                                              All-Star Funds since December, 2000;
                                              Vice President of the Advisor since
                                              April, 2003 (formerly President of
                                              the Columbia Funds, Liberty Funds
                                              and Stein Roe Funds from February,
                                              2004 to October, 2004; Chief
                                              Accounting Officer and Controller of
                                              the Liberty Funds and All-Star Funds
                                              from February, 1998 to October,
                                              2000); Treasurer of the Galaxy Funds
                                              since September, 2002 (formerly
                                              Treasurer from December, 2002 to
                                              December, 2004 and President from
                                              February, 2004 to December, 2004 of
                                              the Columbia Management
                                              Multi-Strategy Hedge Fund, LLC; Vice
                                              President of Colonial Management
                                              Associates, Inc. from February, 1998
                                              to October, 2000).
Mary Joan Hoene          Indefinite term:     Senior Vice President and Chief           n/a
(Age 54)                 Senior Vice          Compliance Officer of the Columbia
                         President and        Funds, Liberty Funds, Stein Roe
                         Chief Compliance     Funds and All-Star Funds since
                         Officer (since       August, 2004 (formerly Partner,
                         2004)                Carter, Ledyard & Milburn LLP from
                                              January, 2001 to August, 2004;
                                              Counsel, Carter, Ledyard & Milburn
                                              LLP from November, 1999 to December,
                                              2000; Vice President and Counsel,
                                              Equitable Life Assurance Society of
                                              the United States from April, 1998
                                              to November, 1999).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
PRINCIPAL OFFICERS
Christopher L. Wilson                    n/a
Age: 47
J. Kevin Connaughton                     n/a
(Age 40)
Treasurer
Mary Joan Hoene                          n/a
(Age 54)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
Michael G. Clarke        Indefinite term:     Chief Accounting Officer of the           n/a
(Age 35)                 Chief Accounting     Columbia Funds, Liberty Funds, Stein
                         Officer (since       Roe Funds and All-Star Funds since
                         2004)                October, 2004 (formerly Controller
                                              of the Columbia Funds, Liberty
                                              Funds, Stein Roe Funds and All-Star
                                              Funds from May, 2004 to October,
                                              2004; Assistant Treasurer from June,
                                              2002 to May, 2004; Vice President,
                                              Product Strategy & Development of
                                              the Liberty Funds and Stein Roe
                                              Funds from February, 2001 to June,
                                              2002; Assistant Treasurer of the
                                              Liberty Funds, Stein Roe Funds and
                                              the All-Star Funds from August, 1999
                                              to February, 2001; Audit Manager,
                                              Deloitte & Toche LLP from May, 1997
                                              to August, 1999).
Jeffrey R. Coleman       Indefinite term:     Controller of the Columbia Funds,         n/a
(Age 35)                 Controller (since    Liberty Funds, Stein Roe Funds and
                         2004)                All-Star Funds since October, 2004
                                              (formerly Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Deputy Treasurer of the CDC Nvest
                                              Funds and Loomis Sayles Funds from
                                              February, 2003 to September, 2004;
                                              Assistant Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Assistant Treasurer of the CDC Nvest
                                              Funds from August, 2000 to February,
                                              2003; Tax Manager of PFPC, Inc. from
                                              November, 1996 to August, 2000).
R. Scott Henderson       Indefinite term:     Secretary of the Columbia Funds,          n/a
(Age 45)                 Secretary (since     Liberty Funds and Stein Roe Funds
                         2004)                since December, 2004 (formerly Of
                                              Counsel, Bingham McCutchen from
                                              April, 2001 to September, 2004;
                                              Executive Director and General
                                              Counsel, Massachusetts Pension
                                              Reserves Investment Management Board
                                              from September, 1997 to March,
                                              2001).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
Michael G. Clarke                        n/a
(Age 35)
Jeffrey R. Coleman                       n/a
(Age 35)
R. Scott Henderson                       n/a
(Age 45)

---------------

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

NATIONS FUNDS

  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY
AGREEMENT                                                        (UNAUDITED)


Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Nations Funds Trust, including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, an investment advisory agreement with Banc of America Capital Management, LLC ("BACAP") for Nations LargeCap Index Fund, Nations LargeCap Enhanced Core Fund, Nations MidCap Index Fund, and Nations SmallCap Index Fund (the "Advisory Agreement"). The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at a meeting held on November 17-18, 2004, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of BACAP and the re-approval of the Advisory Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by BACAP under the Advisory Agreement. The most recent investment adviser registration form ("Form ADV") for BACAP was provided to the Board, as were responses of BACAP to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Funds by investment personnel of BACAP. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Board received and reviewed information on Securities and Exchange Commission ("SEC") and other regulatory inquiries and examinations relating to the Funds and BACAP. The Board considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also considered the Funds' Chief Compliance Officer's report and recommendations.

The Board evaluated the ability of BACAP, including its resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding BACAP's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Board considered the effects of recent and anticipated hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by BACAP.

FUND PERFORMANCE AND EXPENSES

The Board considered the one-year, three-year and five-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain Funds, Lipper determined that the composition of the Peer Group/Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

The Board also considered information in the Lipper data that ranked each Fund based on (i) each Fund's one-year performance compared to actual management fees, (ii) each Fund's one-year performance compared to total expenses (iii) each Fund's 3-year performance compared to actual management fees; and (iv) each Fund's 3-year performance compared to total expenses. Based on these comparisons and expense and performance rankings of each Fund in the Lipper data, BACAP apprised the Boards of individual characteristics (such as: poor rankings in terms of overall expense or management fees, maintaining poor performance

NATIONS FUNDS



  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY
AGREEMENT                                            (CONTINUED) (UNAUDITED)


or demonstrating a combination of below average to poor performance while maintaining below average or poor expense rankings) of any Fund that they believed may warrant further investigation by the Board (denoted by an overall "negative" ranking for the Fund in question) and accordingly determined an overall score for each Fund.

The Board considered the projected impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Board also considered projected savings to the Funds that would result from certain modifications in soft dollar arrangements.

The Board noted that each Fund's performance was better than, or not substantially below each Fund's Peer Group median overall performance and did not necessitate any significant additional review.

The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. It also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the total expense ratios of the Funds were lower than each Fund's Peer Group's median overall ratio and did not require significant additional consideration by the Boards.

Management also discussed the Lipper data and rankings, and other relevant information, for each Fund. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreement for each Fund.

INVESTMENT ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rates, combined with the administration fee rates, payable by the Funds to BACAP for investment advisory services (the "Advisory Agreement Rates"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Board noted that, on a complex-wide basis, BACAP and Columbia Management Advisors, Inc. ("Columbia") were proposing to reduce annual investment advisory and administration fees by $32 million per year pursuant to an agreement in principle entered into with the New York Attorney General ("NYAG") on March 15, 2004 to settle a civil complaint filed by the NYAG against BACAP and certain affiliates relating to trading in mutual fund shares. At the November meetings, the Board also considered and approved BACAP's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type on a complex-wide basis. The Board also considered the reduction in the advisory agreement rates for certain individual Funds that would result from the fee reductions and adoption of a standardized breakpoint schedule.

Additionally, the Boards received and afforded specific attention to information comparing the Net Advisory Rates with those of the other funds in their respective Peer Groups. The Boards concluded that the respective Net Advisory Rates for each of the Funds were lower than, or not appreciably higher than, the median rates of each Fund's Peer Group and did not warrant significant additional consideration.

The Board concluded that these and other factors supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreement for all of the Funds.

PROFITABILITY

The Board received and considered a detailed profitability analysis of BACAP based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and BACAP and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that BACAP and its affiliates received with regard to providing these services to the Funds were not unreasonable.

NATIONS FUNDS



  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY
AGREEMENT                                            (CONTINUED) (UNAUDITED)


ECONOMIES OF SCALE

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through the newly-approved Advisory Agreement Rate breakpoints effective December 1, 2004.

The Board did not approve such breakpoints for Nations LargeCap Index Fund, Nations MidCap Index Fund and Nations SmallCap Index Fund. However, the Board considered the Advisory Agreement Rates of these Funds and concluded that the fees were fair and equitable based on relevant factors, including the Funds' performance results.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just in respect of a single fund.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board also received and considered information about the nature, extent and quality of services and fee rates offered by BACAP to its other clients, including institutional separate account investors. The Board concluded that the Advisory Agreement Rate and the Net Advisory Rate for Nations LargeCap Enhanced Core Fund were within a reasonable range of the fee rates offered to other BACAP clients. Although the rates offered to other clients were appreciably lower than for this Fund, the Board concluded, based on information provided by BACAP, that the costs associated with managing and operating a registered open-end fund, compared with an institutional investor, provided a justification for the higher fee rates charged to the Fund. The Board also noted that BACAP did not service other clients comparable to Nations LargeCap Index Fund, Nations MidCap Index Fund and Nations SmallCap Index Fund and therefore did not receive information about BACAP's services to other clients for these Funds.

OTHER BENEFITS TO BACAP

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by BACAP and its affiliates as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of BACAP with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in the business of BACAP as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by BACAP and its affiliates).

The Board also considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed the respective policies of BACAP regarding the allocation of portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds in the Nations Funds complex are generally utilized primarily by fiduciary accounts, over many of which Bank of America, N.A. and its affiliates exercise discretionary authority.

As discussed above, the Board reviews detailed materials received from BACAP annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews reports of BACAP at least in each of its quarterly meetings, which includes, among other things, a detailed portfolio review and detailed fund performance reports. In addition, the Board interviews the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreement for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreement.

SHAREHOLDER MEETING RESULTS

  RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS                 (UNAUDITED)


On March 17, 2005, a Special Meeting of Shareholders of the Nations Funds Trust (the "Trust") was held to conduct a vote for or against the approval of the following Item on the Trust's Proxy Statement for said Meeting. On December 17, 2004, the record date of the Meeting, the Trust had 89,015,864,903 shares outstanding. The votes cast were as follows:

Proposal 1.

ELECTION OF TRUSTEES:                                              FOR          WITHHELD
---------------------                                         --------------   -----------
Edward J. Boudreau, Jr......................................  60,106,221,350   182,307,606
William P. Carmichael.......................................  60,097,356,926   191,172,030
William A. Hawkins..........................................  60,107,769,386   180,759,570
R. Glenn Hilliard...........................................  60,106,552,355   181,976,601
Minor M. Shaw...............................................  60,099,464,530   189,064,426





THE NATIONS FUNDS                                                               HIGHER RISK/REWARD POTENTIAL
FAMILY OF FUNDS
THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT                                                                      INTERNATIONAL/
                                                                                                        GLOBAL
WITHIN EACH CATEGORY,                                                                                   FUNDS
THE FUNDS ARE LISTED FROM
AGGRESSIVE TO CONSERVATIVE.
                                                                                   EQUITY               Nations Marsico
                                                                                   FUNDS                International
                                                        FIXED                                           Opportunities Fund
                                                        INCOME
                                                        FUNDS                      GROWTH FUNDS         Nations International
                               MONEY                                                                    Equity Fund
                               MARKET                                              Nations Small
                               FUNDS                    TAXABLE                    Company Fund         Nations International
                                                        INCOME FUNDS                                    Value Fund
                                                                                   Nations Marsico
                               Nations Cash             Nations High Yield         21st Century Fund    Nations Global
                               Reserves                 Bond Fund                                       Value Fund
                                                                                   Nations MidCap
                               Nations Money            Nations Strategic          Growth Fund
                               Market Reserves          Income Fund
                                                                                   Nations Marsico
LOWER RISK/REWARD POTENTIAL    Nations Government       Nations Bond Fund          Focused Equities
                               Reserves                                            Fund
                                                        Nations Intermediate
                               Nations Treasury         Bond Fund                  Nations Marsico
                               Reserves                                            Growth Fund
                                                        Nations Government
                               Nations Tax-Exempt       Securities Fund
                               Reserves                                            BLEND FUNDS          SPECIALTY FUNDS
                                                        Nations Short-
                               Nations Municipal        Intermediate               Nations Asset
                               Reserves                 Government Fund            Allocation Fund      INDEX FUNDS

                               Nations California       Nations Short-Term         Nations Strategic    Nations SmallCap Index Fund
                               Tax-Exempt Reserves      Income Fund                Growth Fund
                                                                                                        Nations MidCap Index Fund
                               Nations New York
                               Tax-Exempt Reserves      TAX-EXEMPT                 VALUE FUNDS          Nations LargeCap Index Fund
                                                        INCOME FUNDS
                                                                                   Nations SmallCap     Nations LargeCap Enhanced
                                                        Nations Municipal          Value Fund           Core Fund
                                                        Income Fund
                                                                                   Nations MidCap
                                                        Nations State-Specific     Value Fund           ASSET ALLOCATION
                                                        Long-Term Municipal                             PORTFOLIOS
                                                        Bond Funds (CA, FL)        Nations Value Fund
                                                                                                        Nations LifeGoal
                                                        Nations Intermediate                            Growth Portfolio
                                                        Municipal Bond Fund
                                                                                                        Nations LifeGoal Balanced
                                                        Nations State-Specific                          Growth Portfolio
                                                        Intermediate Municipal
                                                        Bond Funds (CA, FL,                             Nations LifeGoal Income and
                                                        GA, KS, MD, NC, SC,                             Growth Portfolio
                                                        TN, TX, VA)
                                                                                                        Nations LifeGoal
                                                        Nations Short-Term                              Income Portfolio
                                                        Municipal Income Fund

                                                                                                        OTHER SPECIALTY FUNDS

                                                                                                        Nations Convertible
                                                                                                        Securities Fund
NF-02/058V-0405 (05/05) 05/5817

                                                      Nations Short-Term
                                                      Income Fund

                                                      Nations Short-Intermediate
                                                      Government Fund

                                                      Nations Government
                                                      Securities Fund

                                                      Nations Intermediate
                                                      Bond Fund

Government & Corporate                                Nations Bond Fund
Bond Funds
                                                      Nations Strategic
                                                      Income Fund

                                                      Nations High Yield
Annual report for the year ended                      Bond Fund
March 31, 2005




















                                                            [NATIONS FUNDS LOGO]

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting record are available (i) at www.nationsfunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-626-2275 (institutional investors) and 800-321-7854 (individual investors). Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP DISTRIBUTORS, LLC and Banc of America Capital Management, LLC are the distributor and investment advisor to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP DISTRIBUTORS, LLC, MEMBER NASD, SIPC.




NOT FDIC INSURED                  MAY LOSE VALUE               NO BANK GUARANTEE

PRESIDENT'S LETTER

[CHRISTOPHER WILSON PHOTO]

                  DEAR SHAREHOLDER:

                  Columbia Management, the asset management division of Bank of America, is in the process of combining various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. Our objective is to provide our shareholders with the best products and services possible. A number of changes are in the works that we believe may offer significant benefits for our shareholders. Some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes later this year.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have reduced management fees for many funds as part of our settlement agreement with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the good has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Nations Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ CHRISTOPHER WILSON

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

TABLE OF CONTENTS

                                       PORTFOLIO COMMENTARY
                                       Nations Short-Term Income Fund                                 3
                                       Nations Short-Intermediate Government Fund                     9
                                       Nations Government Securities Fund                            15
                                       Nations Intermediate Bond Fund                                21
                                       Nations Bond Fund                                             28
                                       Nations Strategic Income Fund                                 35
                                       Nations High Yield Bond Fund                                  42
                                       FINANCIAL STATEMENTS
                                       Investment portfolios                                         49
                                       Statements of assets and liabilities                          82
                                       Statements of operations                                      84
                                       Statements of changes in net assets                           86
                                       Schedules of capital stock activity                           90
                                       Financial highlights                                          98
                                       Notes to financial statements                                112
                                       Report of independent registered public accounting firm      128
                                       Tax information                                              129
                                       Investment portfolios -- Nations Master Investment Trust
                                         Nations Intermediate Bond Master Portfolio                 131
                                         Nations High Yield Bond Master Portfolio                   138
                                       Statements of assets and liabilities                         148
                                       Statements of operations                                     150
                                       Statement of changes in net assets                           151
                                       Financial highlights                                         151
                                       Notes to financial statements                                152
                                       Report of independent registered public accounting firm      162
                                       Fund governance                                              163
                                       Board consideration and approval of investment advisory and
                                         sub-advisory agreements                                    166
                                       Shareholder meeting results                                  171

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as a recommendation or investment advice.

NATIONS SHORT-TERM

INCOME FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS SHORT-TERM INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks high current income consistent with minimal fluctuations of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Short-Term Income Fund Investor A Shares provided shareholders with a total return of negative 0.19%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The fund's investment style and philosophy are based upon the belief that the total return and the overall consistency of returns may be achieved through a disciplined risk-management process. It is our view that yield is the most significant and predictable component of total return. We manage interest-rate risk by keeping the fund's duration relatively close to its benchmark the Merrill Lynch 1-3 Year Treasury Index.*** We analyze the yield curve and position the portfolio to take advantage of opportunities as they present themselves. We emphasize a quantitative approach to sector allocation, sector rotation and security selection. The end result of our process is an approach to fixed income investing that is conservative but which is applied aggressively in pursuit of superior risk-adjusted returns.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, Nations Short-Term Income Fund (Investor A Shares) returned negative 0.19%, compared with negative 0.35% for its benchmark, the Merrill Lynch 1-3 Year Treasury Index. In a generally weak environment for bonds, the slight negative return of the fund can be attributed to the rise in short-term interest rates during the period. However, the fund did better than its benchmark because of the way it was structured.

                           HOW DID THE FUND'S STRUCTURE HELP ITS RETURN IN A GENERALLY WEAK ENVIRONMENT?+

                           We used a "barbelled" structure, which helped us achieve a higher total return than the index without raising the fund's duration relative to the index. We invested part of the portfolio in floating rate bonds, whose coupons increase as interest rates rise and which have a duration that is close to zero. We invested the balance of the portfolio in relatively longer-term securities, which were the best performers during the period. The combination resulted in a duration that was shorter than the index. Duration is a measure, expressed in years, of interest-rate sensitivity. It's similar to

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 1.00%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of short-term US Treasury bonds with maturities of one to three years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commission or other expenses of investing.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SHORT-TERM

INCOME FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, the duration is a more complex and accurate measure of a fund's exposure to changing interest rates.

                           WHAT OTHER INVESTMENT DECISIONS HELPED THE FUND'S PERFORMANCE?

                           We also invested in corporate bonds, mortgage-backed bonds and asset-backed bonds, each of which added value to the fund.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           Looking back, the fund might have benefited more had we barbelled the portfolio earlier in the reporting period. But generally speaking, it was a challenging environment for the bond market. Yields rose -- and prices declined -- on all but the longest-term bonds as investors responded to mixed economic news and the Federal Reserve seven interest rate hikes. We believe that the fund's negative return, while better than the return of the fund's benchmark, was more a reflection of the economic environment than any other strategic decision.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           The fund's positioning should continue to offer a yield advantage for the fund. We have kept duration shorter than the index because we believe that interest rates are likely to continue to move higher. Duration is a measure of the fund's interest rate sensitivity, and if interest rates rise, a shorter duration should help cushion the fund against price declines. In addition, we continue to favor floating rate securities, which are positioned to withstand rising interest rates because their yields reset.

                            ---------------------------------------------------

                           Leonard Aplet has co-managed the Nations Short-Term Income Fund since November 2004. Mr. Aplet is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Richard Cutts has co-managed the fund since November 2004. Mr. Cutts is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Prior to November 2004, the fund was managed by the Fixed Income Management Team of Banc of America Capital Management, LLC.

NATIONS SHORT-TERM

INCOME FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,000.35      1,022.49        2.44         2.47               0.49
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00          999.15      1,021.24        3.69         3.73               0.74
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00          995.41      1,017.50        7.41         7.49               1.49
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00          995.41      1,017.50        7.41         7.49               1.49

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

NATIONS SHORT-TERM

INCOME FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS SHORT-TERM

INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

39.8%  Corporate fixed-income bonds and notes
25.0%  Asset-backed securities
14.1%  Mortgage-backed securities
 9.7%  Government agencies and obligations
 8.6%  Collateralized mortgage obligations
 2.8%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Inflation Index Note,
                                                                                 3.625% 01/15/08                         3.3%
                                                                            -------------------------------------------------
                                                                              2  Federal Home Loan Bank, Discount Note
                                                                                 04/08/05                                3.0%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 TBA, 5.000% 04/15/20                    3.0%
                                                                            -------------------------------------------------
                                                                              4  Federal Home Loan Mortgage, 4.000%
                                                                                 06/01/11                                2.7%
                                                                            -------------------------------------------------
                                                                              5  IMPAC Secured Assets Common Owner
                                                                                 Trust, 2.920% 12/25/31                  2.2%
                                                                            -------------------------------------------------
                                                                              6  Federal Home Loan Mortgage, 4.500%
                                                                                 10/01/14                                2.2%
                                                                            -------------------------------------------------
                                                                              7  Federal Home Loan Mortgage, 5.500%
                                                                                 11/15/21                                2.1%
                                                                            -------------------------------------------------
                                                                              8  Countrywide Asset-Backed
                                                                                 Certificates, 3.120% 07/25/35           1.9%
                                                                            -------------------------------------------------
                                                                              9  Federal Home Loan Mortgage, 4.500%
                                                                                 03/15/20                                1.8%
                                                                            -------------------------------------------------
                                                                             10  Aames Mortgage Investment Trust,
                                                                                 2.990% 01/25/35                         1.8%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SHORT-TERM
INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                                                 MERRILL LYNCH 1-3 YEAR TREASURY
                                                               NATIONS SHORT-TERM INCOME FUND                 INDEX
                                                               ------------------------------    -------------------------------
Mar. 31 1995                                                                9900                              10000
                                                                           10684                              10775
1997                                                                       11223                              11348
                                                                           11971                              12200
1999                                                                       12671                              12942
                                                                           13021                              13425
2001                                                                       14230                              14714
                                                                           14928                              15508
2003                                                                       15825                              16496
                                                                           16178                              16877
Mar. 31 2005                                                               16145                              16820

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                                                 MERRILL LYNCH 1-3 YEAR TREASURY
                                                               NATIONS SHORT-TERM INCOME FUND                 INDEX
                                                               ------------------------------    -------------------------------
Mar. 31 1995                                                               10000                              10000
                                                                           10792                              10775
1997                                                                       11336                              11348
                                                                           12092                              12200
1999                                                                       12799                              12942
                                                                           13153                              13425
2001                                                                       14373                              14714
                                                                           15079                              15508
2003                                                                       15985                              16496
                                                                           16342                              16877
Mar. 31 2005                                                               16313                              16820


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

 10-YEAR                NAV**     MOP*
 (3/31/95 through
  3/31/05)              5.02%     4.91%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Short-Term Income Fund over the last 10 years. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of short-term US Treasury bonds with maturities of one to three years. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                INVESTOR A            INVESTOR B            INVESTOR C
                                            PRIMARY A       NAV**         MOP*          NAV**          NAV**        CDSC***
Inception date                               9/30/92              10/2/92               6/7/93               10/2/92
---------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                           -0.04%         -0.19%       -1.17%         -1.03%         -1.03%       -2.01%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                       2.88%          2.65%        2.31%          1.86%          1.86%        1.86%
5 YEARS                                       4.62%          4.40%        4.18%          3.61%          3.60%        3.60%
10 YEARS                                      5.23%          5.02%        4.91%          4.51%          4.46%        4.46%
SINCE INCEPTION                               4.97%          4.73%        4.65%          4.31%          4.25%        4.25%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 1.00%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

PORTFOLIO MANAGER COMMENTARY*


                           ON NOVEMBER 17, 2004 MARIE SCHOFIELD TOOK OVER AS MANAGER OF NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND. IN THE FOLLOWING INTERVIEW, MS. SCHOFIELD SHARES HER VIEWS ON NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Fund seeks high current income consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Short-Intermediate Government Fund Investor A Shares provided shareholders with a total return of negative 1.03%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The fund's investment style and philosophy are based upon our belief that competitive total returns can be achieved through the active management of interest rate sensitivity, yield curve positioning, and sector selection. We combine quantitative models with fundamental research to seek relative value within these strategies. Nations Short-Intermediate Government Fund seeks to outperform the Lehman Brothers U.S. Intermediate Government Index.*** The index comprises all US Treasury and agency issues with maturities from one to ten years and has an average duration of 3.5 years.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, Nations Short-Intermediate Government Fund (Investor A Shares) returned negative 1.03% compared with negative 0.55% for its benchmark, the Lehman Brothers U.S. Intermediate Government Index.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS DURING THIS PERIOD?

                           Domestic economic news was generally positive. The US economy grew at an annualized rate of approximately 3.9% for 2004. Job growth dominated the economic news and drove consumer confidence readings, which moved up and down, depending on the number of new jobs reported. Unemployment fell from 5.7% to 5.2% during this reporting period. Consumer spending grew during the period as retail sales and the housing market remained strong. The business sector also contributed to the economy's solid pace, although business spending was not as robust as expected.
                           Responding to this generally favorable economic environment, the Federal Reserve (the Fed) began to raise a key short-term interest rate -- the federal funds rate -- in June 2004. After seven one-quarter percentage point increases, the federal funds rate stood at 2.75% on March 31, 2005. Short term and the shortest intermediate-term bonds were hurt more by these interest-rate hikes than other maturity ranges. Treasury securities in particular were hurt more than other types of bonds.

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lehman Brothers U.S. Intermediate Government Index, an unmanaged index, comprises US government agency and US Treasury securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           HOW DID YOU MANAGE THE FUND IN THIS
                           ENVIRONMENT?+



                           Upon assuming management responsibility for the fund, we began to restructure some of the holdings in an effort to raise the fund's yield. We reduced the fund's Treasury exposure from 58% to 49%, reduced Agency holdings from 35% to 33% and cut back on the fund's cash position, from 2.0% to 0.5%. We used the proceeds from these sales to add to the fund's position in 15-year mortgage-backed securities and also to government agency collateralized mortgage obligations and asset-backed securities, which resulted in a significant pick-up in the fund's yield. These moves also resulted in a slightly longer duration for the fund, closer to that of its benchmark. At the end of the period, the fund's duration was generally in line with its benchmark.

                           WHAT INVESTMENT DECISIONS HELPED THE FUND'S
                           PERFORMANCE?

                           We believe that our efforts to add higher-yielding securities helped performance during the period and have the potential to help offset the impact of rising interest rates going forward. By keeping the fund's duration in line with its benchmark, we also hope to reduce the fund's volatility relative to the index.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           The fund's heavy exposure to Treasuries, which were the period's weakest performers, was a drag on performance.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We expect short-term interest rates to continue to move higher, because the Fed has said that it would raise rates in an effort to control inflation. In this environment, we believe that the fund's emphasis on yield should help mitigate the negative impact of higher short-term interest rates going forward.
                            ---------------------------------------------------

                           Marie Schofield has managed the Nations
                           Short-Intermediate Government Fund since November 2004. Ms. Schofield is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           On March 21, 2005, the Board of Trustees approved a proposal to reorganize the Nations Short-Intermediate Government Fund into the Nations Short-Term Income Fund, subject to shareholder approval and the satisfaction of certain other conditions. If approved, the effective date of the reorganization is expected to occur in September or October 2005 or such a date as the parties may agree.

                           Prior to November 2004, the fund was managed by the Fixed Income Management Team of Banc of America Capital Management, LLC.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.



                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           WHEN INTEREST RATES GO UP, BOND PRICES GENERALLY DROP, AND VICE VERSA. PRICES AND YIELDS OF THIS FUND ARE NOT GUARANTEED BY THE US GOVERNMENT.

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00          995.76      1,022.04        2.89         2.92               0.58
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00          994.56      1,020.79        4.13         4.18               0.83
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00          990.83      1,017.05        7.84         7.95               1.58
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00          988.48      1,017.05        7.83         7.95               1.58

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 90.0%  Government agencies and obligations
 11.0%  Mortgage-backed securities
  3.2%  Asset-backed securities
  3.0%  Collateralized mortgage obligations
(7.2)%  Other*

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.
* DUE TO THE TIMING AND NATURE OF THE
FUND'S LIABILITIES, TOTAL INVESTMENTS
MAY EXCEED THE FUND'S TOTAL NET
ASSETS AT PERIOD END.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Notes, 3.625% 01/15/10   17.8%
                                                                            -------------------------------------------------
                                                                              2  U.S. Treasury Notes, 2.875% 11/30/06   14.6%
                                                                            -------------------------------------------------
                                                                              3  Federal Home Loan Bank, Discount Note
                                                                                 04/19/05                                8.4%
                                                                            -------------------------------------------------
                                                                              4  U.S. Treasury Notes, 2.000% 08/31/05    6.1%
                                                                            -------------------------------------------------
                                                                              5  U.S. Treasury Notes, 3.000% 11/15/07    5.8%
                                                                            -------------------------------------------------
                                                                              6  Federal National Mortgage
                                                                                 Association, 2.375% 02/15/07            5.6%
                                                                            -------------------------------------------------
                                                                              7  Federal Home Loan Mortgage, 4.750%
                                                                                 12/08/10                                4.8%
                                                                            -------------------------------------------------
                                                                              8  Federal National Mortgage Association
                                                                                 TBA, 5.500% 04/15/20                    4.3%
                                                                            -------------------------------------------------
                                                                              9  Federal Home Loan Mortgage, 4.375%
                                                                                 07/30/09                                4.1%
                                                                            -------------------------------------------------
                                                                             10  Federal National Mortgage Association
                                                                                 TBA, 4.500% 04/15/20                    4.1%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                NATIONS SHORT-INTERMEDIATE      LEHMAN BROTHERS U.S. INTERMEDIATE
                                                                     GOVERNMENT FUND                    GOVERNMENT INDEX
                                                                --------------------------      ---------------------------------
Mar. 31 1995                                                               9675                               10000
                                                                          10367                               10910
1997                                                                      10758                               11428
                                                                          11685                               12500
1999                                                                      12241                               13323
                                                                          12416                               13644
2001                                                                      13820                               15276
                                                                          14431                               16036
2003                                                                      15941                               17792
                                                                          16347                               18429
Mar. 31 2005                                                              16197                               18326

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                NATIONS SHORT-INTERMEDIATE      LEHMAN BROTHERS U.S. INTERMEDIATE
                                                                     GOVERNMENT FUND                    GOVERNMENT INDEX
                                                                --------------------------      ---------------------------------
Mar. 31 1995                                                              10000                               10000
                                                                          10715                               10910
1997                                                                      11119                               11428
                                                                          12077                               12500
1999                                                                      12652                               13323
                                                                          12833                               13644
2001                                                                      14285                               15276
                                                                          14916                               16036
2003                                                                      16476                               17792
                                                                          16896                               18429
Mar. 31 2005                                                              16722                               18326


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/95 through
      3/31/05)              5.28%      4.94%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Short-Intermediate Government Fund over the last 10 years. The Lehman Brothers U.S Intermediate Government Index is an unmanaged index of US government agency and US Treasury securities. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                      INVESTOR A                 INVESTOR B                 INVESTOR C
                                  PRIMARY A       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                     8/1/91               8/5/91                     6/7/93                    6/17/92
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                 -0.78%         -1.03%       -4.16%       -1.77%       -4.65%        -1.77%       -2.73%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             4.14%          3.88%        2.74%        3.11%        2.79%         3.11%        3.11%
5 YEARS                             5.69%          5.44%        4.75%        4.64%        4.64%         4.65%        4.65%
10 YEARS                            5.51%          5.28%        4.94%        4.60%        4.60%         4.64%        4.64%
SINCE INCEPTION                     5.81%          5.60%        5.35%        4.20%        4.20%         4.47%        4.47%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS GOVERNMENT

SECURITIES FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HER VIEWS ON NATIONS GOVERNMENT SECURITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005 AND HER OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks high current income consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Government Securities Fund Investor A Shares provided shareholders with a total return of 0.08%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The fund's investment style and philosophy are based upon our belief that competitive total returns may be achieved through the active management of interest rate sensitivity, yield curve positioning and sector selection. We combine quantitative models with fundamental factors to seek relative value within these strategies. The goal of Nations Government Securities Fund is to outperform the Lipper General U.S. Government Funds Category.+

                           HOW DID THE FUND PERFORM FOR THE PERIOD?

                           For the 12-month period ended March 31, 2005, Nations Government Securities Fund (Investor A Shares) returned 0.08% compared with 0.11% for the Lehman Brothers U.S. Government Index*** and 0.46% for the Lipper General U.S. Government Funds Category. The fund's relatively light exposure to mortgage securities during the first half of the period detracted from fund performance.

                           WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE BOND MARKET DURING THE PERIOD?

                           The economy grew at a moderate pace during the fiscal year ended March 31, 2005, as corporate profits and employment rose. Although still relatively low, inflation rose during the period and the Federal Reserve (the Fed) responded by gradually raising a key short-term interest rate -- the federal funds rate -- from 1.00% to 2.75% over the 12-month period. In this environment, short-term rates rose more than longer-term rates. The two-year Treasury rose 2.21 percentage points (from 1.57% to 3.78%) while the 10-year Treasury rose 0.64 percentage points (from 3.84% to 4.48%). Bond sectors with yield advantages over Treasuries, such as mortgage-backed and asset-backed securities, and corporate bonds performed better than comparable Treasury issues during the period.

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           +Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper General U.S. Government Funds Category invest at least 65% of their assets in US government and agency issues.

                           ***The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with an average maturity of approximately nine years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           WHEN INTEREST RATES GO UP, BOND PRICES GENERALLY DROP, AND VICE VERSA.
                           PRICES AND YIELDS OF THIS FUND ARE NOT GUARANTEED BY THE US GOVERNMENT.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS GOVERNMENT

SECURITIES FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?++

                           We significantly increased the fund's exposure to agency mortgage-backed securities from 3% to 55% of net assets over the period, while reducing the fund's agency debt and Treasury exposure. Agency debt was 26% of fund assets at the beginning of the period and only 1% at the period's close, while Treasuries were cut back from 61% to 35% of net assets. We made these changes because mortgages have historically produced better returns than comparable Treasuries in an environment of rising rates. We initiated a 2% position in investment-grade corporate bonds because of the long-term yield advantage they offered over Treasuries.

                           WHAT INVESTMENT DECISIONS HELPED THE FUND'S
                           PERFORMANCE?

                           The fund's exposure to agency debt in the first half of the period helped as that sector performed better than comparable Treasuries. The fund's increased exposure to the mortgage sector in the second half of the period also helped performance as this sector outperformed comparable Treasuries. Careful management of the fund's interest rate sensitivity also helped as rates rose and the time horizon over which mortgage bond investors expected to receive their money back lengthened.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           We believe the fund had less exposure to mortgage bonds than its peer group during the first half of the period, which hurt performance as that sector performed well. Also, the fund had more exposure to the middle part of the yield curve (three-to five-year maturities). This positioning detracted from performance later in the period compared to a combination of shorter and longer term maturities.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We will continue to look for relative value primarily in the Treasury and agency mortgage-backed sectors and will continue to manage interest rate sensitivity. The Fed is expected to continue its program of measured interest rate increases. We will watch for changes in economic growth and other factors that could increase inflationary pressures.

                            ---------------------------------------------------

                           Ann T. Peterson has managed the Nations Government Securities Fund since October 2004. Ms. Peterson is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           On March 21, 2005, the Board of Trustees approved a proposal to reorganize the Nations Government Securities Fund into the Columbia Federal Securities Fund, subject to shareholder approval and the satisfaction of certain other conditions. If approved and other conditions are met, the effective date of the reorganization is expected to occur in September or October 2005 or such a date as the parties may agree.

                           Prior to October 2004, the fund was managed by the Fixed Income Management Team of Banc of America Capital Management, LLC.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC

NATIONS GOVERNMENT

SECURITIES FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,004.79      1,021.24        3.70         3.73               0.74
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,004.49      1,020.00        4.95         4.99               0.99
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00          999.80      1,016.26        8.68         8.75               1.74
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00          999.80      1,016.26        8.68         8.75               1.74

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

NATIONS GOVERNMENT

SECURITIES FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS GOVERNMENT

SECURITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

  73.3%  Government agencies and obligations
  56.0%  Mortgage-backed securities
   2.2%  Corporate fixed-income bonds and notes
   2.0%  Collateralized mortgage obligations
   0.4%  Asset-backed securities
(33.9)%  Other*

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

* DUE TO THE TIMING AND NATURE OF THE
FUND'S LIABILITIES, TOTAL INVESTMENTS
MAY EXCEED THE FUND'S TOTAL NET
ASSETS AT PERIOD END.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal Home Loan Bank, Discount Note
                                                                                 04/01/05                               24.5%
                                                                            -------------------------------------------------
                                                                              2  Federal Home Loan Mortgage, Discount
                                                                                 Note 04/12/05                          16.0%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage
                                                                                 Association, 6.000% 08/01/34           13.7%
                                                                            -------------------------------------------------
                                                                              4  Federal Home Loan Mortgage TBA,
                                                                                 5.000% 04/15/20                        13.0%
                                                                            -------------------------------------------------
                                                                              5  Federal Home Loan Mortgage TBA,
                                                                                 5.500% 03/15/35                         9.0%
                                                                            -------------------------------------------------
                                                                              6  U.S. Treasury Bonds, 6.875% 08/15/25    8.3%
                                                                            -------------------------------------------------
                                                                              7  U.S. Treasury Notes,
                                                                                 08/15/05-05/15/17                       6.1%
                                                                            -------------------------------------------------
                                                                              8  Federal National Mortgage Association
                                                                                 TBA, 6.500% 04/15/35                    5.6%
                                                                            -------------------------------------------------
                                                                              9  Federal National Mortgage Association
                                                                                 TBA, 5.000% 04/15/20-04/15/35           4.8%
                                                                            -------------------------------------------------
                                                                             10  U.S. Treasury Notes, 4.375% 08/15/12    4.7%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS GOVERNMENT

SECURITIES FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                               NATIONS GOVERNMENT SECURITIES     LEHMAN BROTHERS U.S. GOVERNMENT
                                                                            FUND                              INDEX
                                                               -----------------------------     -------------------------------
Mar. 31 1995                                                                9525                              10000
                                                                           10226                              11047
1997                                                                       10513                              11521
                                                                           11709                              12921
1999                                                                       12313                              13784
                                                                           12411                              14128
2001                                                                       13864                              15870
                                                                           14342                              16496
2003                                                                       16156                              18706
                                                                           16647                              19499
Mar. 31 2005                                                               16660                              19522

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                               NATIONS GOVERNMENT SECURITIES     LEHMAN BROTHERS U.S. GOVERNMENT
                                                                            FUND                              INDEX
                                                               -----------------------------     -------------------------------
Mar. 31 1995                                                               10000                              10000
                                                                           10736                              11047
1997                                                                       11038                              11521
                                                                           12293                              12921
1999                                                                       12927                              13784
                                                                           13030                              14128
2001                                                                       14555                              15870
                                                                           15057                              16496
2003                                                                       16962                              18706
                                                                           17477                              19499
Mar. 31 2005                                                               17495                              19522


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/95 through
      3/31/05)              5.75%      5.24%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Government Securities Fund over the last 10 years. The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with an average maturity of approximately nine years. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                       PRIMARY A       NAV**       MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                          4/11/91             4/17/91                  6/7/93                    7/6/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       0.33%         0.08%       -4.70%      -0.66%       -5.52%       -0.66%       -1.63%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                  5.38%         5.13%        3.43%       4.34%        3.41%        4.35%        4.35%
5 YEARS                                  6.32%         6.07%        5.03%       5.27%        4.94%        5.31%        5.31%
10 YEARS                                 6.02%         5.75%        5.24%       5.09%        5.09%        5.08%        5.08%
SINCE INCEPTION                          6.03%         5.78%        5.41%       4.44%        4.44%        4.56%        4.56%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS INTERMEDIATE

BOND FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS INTERMEDIATE BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND HIS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks to obtain interest income and capital appreciation.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Intermediate Bond Fund Investor A Shares provided shareholders with a total return of negative 0.99%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The fund's investment style and philosophy are based upon our belief that the level and consistency of total return that we seek may be achieved through a disciplined risk-management process. We strive to manage interest-rate risk by using a quantitative approach to sector allocation, sector rotation and relative value security selection. The investment strategy of Nations Intermediate Bond Fund is designed to outperform the Lehman Brothers U.S. Intermediate Government/Credit Index.*** The index includes all publicly issued investment-grade corporate, US Treasury, and US government and agency securities with maturities of one to ten years. The index has an average duration of 3.5 years and is well matched to the fund's peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Category.+ Duration is a measure of a fund's interest-rate sensitivity.

                           HOW DID THE FUND PERFORM?

                           For the 12-month period ended March 31, 2005, Nations Intermediate Bond Fund (Investor A Shares) returned negative 0.99%. The fund's performance was lower than its benchmark, the Lehman Brothers U.S. Intermediate Government/Credit Index, which returned negative 0.32%, and the average return of the Lipper Short-Intermediate Investment Grade Debt Funds Category, which was negative 0.34%. The fund's exposure to economically-sensitive bonds was lower than the sector's weight in its benchmark, which accounted for its slight relative performance

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lehman Brothers U.S. Intermediate
                           Government/Credit Index is an unmanaged index of all publicly issued investment grade corporate, US Treasury and US Government and agency securities with maturities between one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper Short-Intermediate Investment Grade Debt Funds Category invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of one to five years.



                           BOND INVESTING POSES SPECIAL RISKS, INCLUDING THE CREDIT QUALITY OF INDIVIDUAL ISSUERS, POSSIBLE PREPAYMENTS, MARKET OR ECONOMIC DEVELOPMENTS AND YIELD AND SHARE PRICE FLUCTUATIONS DUE TO CHANGES IN INTEREST RATES. WHEN INTEREST RATES GO UP, BOND PRICES TYPICALLY DROP, AND VICE VERSA.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERMEDIATE

BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           shortfall in a period that was generally negative for all segments of the bond market.

                           WHAT WAS THE ECONOMIC AND MARKET ENVIRONMENT DURING THE 12-MONTH PERIOD?

                           During the fiscal year ended March, 31, 2005, the US economy continued to expand at a healthy pace, giving rise to concerns about accelerating inflation. In this environment, the Federal Reserve (the Fed) reversed its policy of keeping interest rates low in order to stimulate economic growth and began raising short-term interest rates. Between June 2004 and March 2005, the Fed boosted rates seven times, each time by one quarter of a percentage point. By the end of March, the federal funds rate, the rate banks charge for overnight loans, had risen from 1.00% to 2.75%. Short-term interest rates went up the most. Historically, the entire bond market would have seen interest rates increase, however, the longest-term rate moved unexpectedly lower.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?++

                           We expected that an expanding economy would benefit corporate bonds. Therefore, we had a higher-than-index weight in the corporate sector. We favored securities issued by utilities and high quality financial companies. We also increased exposure to asset-backed securities, which provided an attractive yield advantage over other high quality securities.

                           WHAT INVESTMENT DECISIONS HELPED THE FUND'S
                           PERFORMANCE?

                           Nearly every sector of the domestic bond market outperformed US Treasury securities for the period. As a result, our decision to underweight US Treasuries and overweight corporate and asset-backed securities helped performance in a very difficult environment. Also, holding fewer bonds with short-term maturities limited the loss of principal when short-term yields moved higher and bond prices declined.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           Although it would have been a challenge to mitigate the negative performance that occurred across the spectrum of bonds, the fund might have benefited from having more exposure to economically sensitive securities, such as lower quality industrial bonds. These bonds performed well during this reporting period.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We believe that the Fed is likely to continue to raise interest rates gradually, a policy that is likely to result in a more volatile investment environment for bonds. We plan to maintain an underweight in the intermediate part of the maturity spectrum. This should allow us to take advantage of rising short-term interest rates and more stable long-term interest rates. We will also keep a higher-than-index position in corporate and asset-backed securities, which, in our opinion, have the potential to outperform modestly for the rest of 2005.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.
 22

NATIONS INTERMEDIATE

BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           Brian Drainville has managed the Nations Intermediate Bond Fund since November 2004. Mr. Drainville is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Prior to November 2004, the fund was managed by the Fixed Income Management Team of Banc of America Capital Management, LLC.

NATIONS INTERMEDIATE

BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)      DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ----------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL      ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        994.32      1,021.79        3.13         3.18               0.63
---------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        993.02      1,020.54        4.37         4.43               0.88
---------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        989.38      1,016.80        8.08         8.20               1.63
---------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        989.58      1,016.80        8.09         8.20               1.63

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS INTERMEDIATE

BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS INTERMEDIATE

BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 49.6%  Corporate fixed-income bonds and notes
 35.1%  Government agencies and obligations
  8.8%  Asset-backed securities
  4.7%  Collateralized mortgage obligations
  2.9%  Mortgage-backed securities
(1.1)%  Other*

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

* DUE TO THE TIMING AND NATURE OF THE
  FUND'S LIABILITIES, TOTAL INVESTMENTS
  MAY EXCEED THE FUND'S TOTAL NET
  ASSETS AT PERIOD END.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Notes, 4.250% 08/15/13-
                                                                                 11/15/14                                4.1%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage
                                                                                 Association, 5.250% 06/15/06-01/15/09   3.3%
                                                                            -------------------------------------------------
                                                                              3  U.S. Treasury Notes, 6.500% 02/15/10    2.9%
                                                                            -------------------------------------------------
                                                                              4  U.S. Treasury Notes, 1.875% 11/30/05    2.3%
                                                                            -------------------------------------------------
                                                                              5  U.S. Treasury STRIPS,
                                                                                 05/15/06-11/15/08                       1.9%
                                                                            -------------------------------------------------
                                                                              6  U.S. Treasury Bonds, 7.250% 05/15/16    1.2%
                                                                            -------------------------------------------------
                                                                              7  Morgan Stanley Capital I, 4.970%
                                                                                 12/15/41                                1.2%
                                                                            -------------------------------------------------
                                                                              8  U.S. Treasury Bonds, 3.125% 04/15/09    1.2%
                                                                            -------------------------------------------------
                                                                              9  General Electric Capital, 3.190%
                                                                                 06/22/09                                1.1%
                                                                            -------------------------------------------------
                                                                             10  U.S. Treasury Notes, 4.625% 05/15/06    1.1%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS INTERMEDIATE

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                                                LEHMAN BROTHERS U.S. INTERMEDIATE
                                                              NATIONS INTERMEDIATE BOND FUND         GOVERNMENT CREDIT INDEX
                                                              ------------------------------    ---------------------------------
Mar. 31 1995                                                               9675                               10000
                                                                          10531                               10956
1997                                                                      10945                               11482
                                                                          11871                               12592
1999                                                                      12548                               13419
                                                                          12710                               13700
2001                                                                      14092                               15366
                                                                          14608                               16159
2003                                                                      16132                               18056
                                                                          16805                               19013
Mar. 31 2005                                                              16633                               18954

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                                                LEHMAN BROTHERS U.S. INTERMEDIATE
                                                              NATIONS INTERMEDIATE BOND FUND         GOVERNMENT CREDIT INDEX
                                                              ------------------------------    ---------------------------------
Mar. 31 1995                                                              10000                               10000
                                                                          10885                               10956
1997                                                                      11313                               11482
                                                                          12270                               12592
1999                                                                      12969                               13419
                                                                          13137                               13700
2001                                                                      14566                               15366
                                                                          15099                               16159
2003                                                                      16674                               18056
                                                                          17369                               19013
Mar. 31 2005                                                              17196                               18954


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/95 through
      3/31/05)              5.57%     5.22%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Intermediate Bond Fund over the last 10 years. The Lehman Brothers U.S. Intermediate Government/Credit Index is an unmanaged index of all publicly issued investment grade corporate, US Treasury and US government and agency securities with maturities between one to ten years. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                       INVESTOR A                INVESTOR B++                INVESTOR C
                                  PRIMARY A+       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                     5/21/99               1/24/94                   10/20/99                   11/20/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                  -0.73%         -0.99%       -4.16%       -1.73%       -4.59%        -1.74%       -2.69%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                              4.67%          4.43%        3.28%        3.65%        3.03%         3.65%        3.65%
5 YEARS                              5.79%          5.53%        4.83%        4.75%        4.75%         6.06%        6.06%
10 YEARS                             5.67%          5.57%        5.22%        5.15%        5.15%          --           --
SINCE INCEPTION                      5.24%          5.15%        4.84%        4.78%        4.78%         5.26%        5.26%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is January 24, 1994.

++Investor B Shares commenced operations on October 20, 1999 and have no performance prior to that date. Performance prior to October 20, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is January 24, 1994.

NATIONS BOND FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005 AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks total return by investing in investment grade fixed-income securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Bond Fund Investor A Shares provided shareholders with a total return of 1.21%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The fund's investment style is based on the premise that value can be added through strategic shifts in sector allocation and portfolio composition. The fund's management team follows a top-down approach in the development of its fixed-income strategy, focusing on macroeconomic trends, industry sector and issuer fundamentals and relative value, and curve and duration positioning. Nations Bond Fund seeks to outperform the Lehman Brothers U.S. Aggregate Index,*** a broad-based measure of the bond market as a whole. The index has an average duration between four and five years and includes all publicly issued investment grade corporate, AAA-rated asset-backed, agency mortgage-backed securities, US Treasury, US agency and investment grade commercial mortgage-backed securities with maturities longer than one year. The index is well matched to the Lipper Intermediate Investment Grade Debt Funds Category.+

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, Nations Bond Fund (Investor A Shares) returned 1.21% compared with 1.15% for its benchmark, the Lehman Brothers U.S. Aggregate Index. The Lipper Intermediate Investment Grade Debt Funds Category returned 0.81% over the same time period.

                           HOW DID ECONOMIC AND MARKET TRENDS AFFECT THE FUND DURING THE PERIOD?

                           The period began with solid economic trends in place, including a large pickup in employment growth. Inflation seemed well contained, but pricing pressures were evident, especially among commodities, such as oil. Yet, companies were under

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of US government agency and US Treasury securities, corporate bonds and mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper Intermediate Investment Grade Debt Funds Category invest at least 65% of the assets in investment grade debt issues with dollar-weighted average maturities of five to ten years.



                           BOND INVESTING POSES SPECIAL RISKS, INCLUDING THE CREDIT QUALITY OF INDIVIDUAL ISSUERS, POSSIBLE PREPAYMENTS, MARKET OR ECONOMIC DEVELOPMENTS AND YIELD AND SHARE PRICE FLUCTUATIONS DUE TO CHANGES IN INTEREST RATES. WHEN INTEREST RATES GO UP, BOND PRICES TYPICALLY DROP, AND VICE VERSA.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS BOND FUND
                           pressure to keep costs low and productivity high. Consumer spending remained high, and business sentiment improved, which pointed to an increase in capital spending.

                           These factors led the Federal Reserve (the Fed) to initiate a policy of measured short-term interest rate increases, which came as no surprise to the financial markets because the Fed took care to lay out its intentions in its official remarks to Congress and other announcements. In response, short-term interest and some intermediate-term interest rates moved higher. However, long-term rates moved unexpectedly lower, which helped 30-year bonds generate the strongest returns for the period.

                           All sectors were affected by rising interest rates, but Treasuries and agencies were affected the most and both sectors produced only small returns. The lowest-quality sectors, such as high-yield, emerging and international markets, produced the most generous returns. Likewise, among investment grade issues, the lowest-quality segment generated the best returns. The government agency mortgage market seemed unaffected by the regulatory cloud and scrutiny surrounding Fannie Mae and Freddie Mac. In fact, this sector generally outperformed most other investment-grade sectors, including corporate issues. Within the corporate sector, utility bonds, which are generally of lower quality than other sectors, exhibited strong performance.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?++

                           Throughout the period, we maintained a lower weight in government securities than the benchmark -- a decision that helped performance as non-Treasury sectors of the market fared best for the period. A small position in foreign securities, including those denominated in foreign currencies, also added to performance.

                           Other sector decisions also aided performance. During the first half of the reporting period, the fund was overweight in investment grade and high-yield corporate bonds. In the second half, we increased the fund's mortgage and asset-backed positions to an overweight and these weights made a positive contribution to performance.

                           A decision to keep the fund's duration short to neutral detracted from return early in the period. Duration is a measure, expressed in years, of interest-rate sensitivity. It's similar to maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, the duration is a more complex and accurate measure of a fund's exposure to changing interest rates. Generally speaking, we shorten duration when we expect interest rates to rise and lengthen it when we expect interest rates to fall. Short-term interest rates rose during the period, but long-term rates declined until the last weeks of the period, when the fund's duration was an aid to performance.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           Looking back, the fund would have done better if it had owned a bigger position in mortgage-backed securities earlier in the period. Also, the fund gave up some

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

NATIONS BOND FUND
                           performance in the final weeks of the period, when corporate and high-yield securities suffered a reversal of fortune.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We believe that rising interest rates and slowing economic growth, an inevitable result of the Fed's recent policy on interest rates, are likely to have a major impact on corporate performance. As a result, we have scaled back exposure to corporate bonds. We also trimmed mortgage holdings slightly because we think their performance may have peaked after a period of outperformance. We also maintained a relatively light exposure to government securities. We used some of these proceeds to add to the international sector, where the fund remains overweight because we see the potential for higher returns. The period ended with the fund's duration at or near neutral. However, if economic growth slows significantly, we might lengthen duration relative to the benchmark on the expectation that interest rates could come down, in which case a longer duration could help capture added return for the fund.

                                --------------------------------------------

                           Leonard Aplet has co-managed Nations Bond Fund since October 2004. Mr. Aplet is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary Investment management division of Bank of America Corporation.

                           Marie Schofield has co-managed Nations Bond Fund since October 2004. Ms. Schofield is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary Investment management division of Bank of America Corporation.

                           Kevin Cronk has co-managed Nations Bond Fund since October 2004. Mr. Cronk is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary Investment management division of Bank of America Corporation.

                           Laura Ostrander has co-managed Nations Bond Fund since October 2004. Ms. Ostrander is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary Investment management division of Bank of America Corporation.

                           Thomas LaPointe has co-managed Nations Bond Fund since October 2004. Mr. LaPointe is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary Investment management division of Bank of America Corporation.

                           Brian Drainville has co-managed Nations Bond Fund since March 2004. Mr. Drainville is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary Investment management division of Bank of America Corporation.

                           The fund was formally managed by the Fixed Income Management Team.

NATIONS BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,006.23      1,022.09        2.85         2.87               0.57
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,004.99      1,020.84        4.10         4.13               0.82
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,001.25      1,017.10        7.83         7.90               1.57
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,001.25      1,017.10        7.83         7.90               1.57

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

NATIONS BOND FUND

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

  34.4%  Corporate fixed-income bonds and notes
  33.8%  Mortgage-backed securities
  30.1%  Government agencies and obligations
  21.9%  Asset-backed securities
   3.1%  Collateralized mortgage obligations
   0.5%  Municipal bonds
(23.8)%  Other*

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

* DUE TO THE TIMING AND NATURE OF THE
  FUND'S LIABILITIES, TOTAL INVESTMENTS
  MAY EXCEED THE FUND'S TOTAL NET
  ASSETS AT PERIOD END.




                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 TBA, 5.000% 04/15/20-04/15/35          13.2%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 TBA, 6.500% 04/15/35                    5.8%
                                                                            -------------------------------------------------
                                                                              3  Federal Home Loan Bank, Discount
                                                                                 Notes                                   4.7%
                                                                            -------------------------------------------------
                                                                              4  Federal Home Loan Mortgage TBA,
                                                                                 4.500% 03/15/20-03/15/35                3.4%
                                                                            -------------------------------------------------
                                                                              5  Government National Mortgage
                                                                                 Association, 5.500% 03/15/35            3.2%
                                                                            -------------------------------------------------
                                                                              6  Federal Home Loan Bank, 04/13/05        2.8%
                                                                            -------------------------------------------------
                                                                              7  Federal Home Loan Mortgage, Discount
                                                                                 Notes                                   2.7%
                                                                            -------------------------------------------------
                                                                              8  Federal National Mortgage Association
                                                                                 TBA, 5.500% 03/15/35                    2.1%
                                                                            -------------------------------------------------
                                                                              9  U.S. Treasury Bonds, 6.250%
                                                                                 08/15/23-05/15/30                       2.0%
                                                                            -------------------------------------------------
                                                                             10  Federal National Mortgage
                                                                                 Association, 4.3750% 07/17/13           2.0%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                                                  LEHMAN BROTHERS U.S. AGGREGATE
                                                                     NATIONS BOND FUND                        INDEX
                                                                     -----------------            ------------------------------
Mar. 31 1995                                                                9675                              10000
                                                                           10561                              11079
1997                                                                       10952                              11623
                                                                           12081                              13017
1999                                                                       12732                              13861
                                                                           12827                              14121
2001                                                                       14252                              15890
                                                                           14816                              16740
2003                                                                       16157                              18697
                                                                           17113                              19707
Mar. 31 2005                                                               17326                              19932

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                                                  LEHMAN BROTHERS U.S. AGGREGATE
                                                                     NATIONS BOND FUND                        INDEX
                                                                     -----------------            ------------------------------
Mar. 31 1995                                                               10000                              10000
                                                                           10916                              11079
1997                                                                       11320                              11623
                                                                           12487                              13017
1999                                                                       13160                              13861
                                                                           13257                              14121
2001                                                                       14730                              15890
                                                                           15314                              16740
2003                                                                       16700                              18697
                                                                           17688                              19707
Mar. 31 2005                                                               17902                              19932


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/95 through
      3/31/05)              6.00%      5.65%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Bond Fund over the last 10 years. The Lehman Brothers U.S. Aggregate Index is, an unmanaged index made up of US government agency and US Treasury securities, corporate bonds and mortgage-backed securities. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                        10/30/92             11/19/92                  6/7/93                   11/16/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      1.56%         1.21%       -2.07%       0.55%       -2.34%        0.45%       -0.51%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 5.60%         5.34%        4.20%       4.56%        4.25%        4.56%        4.56%
5 YEARS                                 6.47%         6.19%        5.50%       5.42%        5.42%        5.40%        5.40%
10 YEARS                                6.25%         6.00%        5.65%       5.32%        5.32%        5.34%        5.34%
SINCE INCEPTION                         6.09%         5.85%        5.56%       4.87%        4.87%        5.25%        5.25%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS STRATEGIC

INCOME FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON THE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Strategic Income Fund Investor A Shares provided shareholders with a total return of 2.48%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           We believe that fixed-income performance and the consistency of total returns can be enhanced through a disciplined process that manages interest-rate risk. We emphasize adding value through strategic shifts in sector allocation and composition. In managing the fund, the managers employ a multi-sector strategy. In addition to investing in US government and investment-grade debt securities, the fund may invest up to 35% of its assets in non-investment grade securities that are rated "B" or better by a nationally recognized rating agency. The fund also may invest up to one-third of its assets in foreign securities. The security selection process seeks relative value across different asset classes and maturity levels.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, Nations Strategic Income Fund (Investor A Shares) returned 2.48% compared with 1.15% for its benchmark, the

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.



                           INVESTING IN HIGH-YIELD SECURITIES (COMMONLY KNOWN AS "JUNK BONDS") OFFERS THE POTENTIAL FOR HIGH CURRENT INCOME AND ATTRACTIVE TOTAL RETURN BUT INVOLVES CERTAIN RISKS. CHANGES IN ECONOMIC CONDITIONS OR OTHER CIRCUMSTANCES MAY ADVERSELY AFFECT A JUNK BOND ISSUER'S ABILITY TO MAKE PRINCIPAL AND INTEREST PAYMENTS. RISING INTEREST RATES TEND TO LOWER THE VALUE OF ALL BONDS.

                           INTERNATIONAL INVESTING MAY INVOLVE CERTAIN RISKS, INCLUDING FOREIGN TAXATION, CURRENCY FLUCTUATIONS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

                           SOME OF THE COUNTRIES THE UNDERLYING FUNDS INVEST IN ARE CONSIDERED EMERGING ECONOMIES, WHICH MEANS THERE MAY BE GREATER RISKS ASSOCIATED WITH INVESTING THERE THAN IN MORE DEVELOPED COUNTRIES. IN ADDITION, CONCENTRATION OF INVESTMENTS IN A SINGLE REGION MAY RESULT IN GREATER VOLATILITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS STRATEGIC

INCOME FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           Lehman Brothers U.S. Aggregate Index.*** The Lipper Multi-Sector Income Funds Category+ returned 5.14% over that same time period.

                           HOW DID YOU MANAGE THE FUND DURING THE PERIOD?

                           As part of the process of assuming management responsibility for the fund, we initiated a fundamental restructuring of the fund's holdings during the period. We sold a majority of the fund's investment-grade corporate bonds and used the proceeds to purchase non-dollar-denominated foreign bonds. We also realigned the portfolio's high-yield holdings.

                           WHAT INVESTMENT DECISIONS HELPED THE FUND'S
                           PERFORMANCE?++

                           With 25% of the portfolio in the high-yield market and another 10% in emerging market debt, the fund outperformed its benchmark. These two asset classes were among the best performers in the fixed income market during the period. A combination of low yields and an improving economic environment allowed for a widespread improvement in the credit quality of individual issuers.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           For most of the period, the fund had no exposure to non-dollar bonds, which benefited from the weakness in the US dollar. In addition, many foreign markets outperformed the US Treasury market in local currency terms, so the fund would have benefited had we committed to these markets earlier. Also, the high-yield portion of the portfolio underperformed its benchmark prior to our restructuring efforts.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We plan to monitor with care the fund's positions in the high-yield and emerging market areas now that their yield advantage over higher quality bonds has declined to levels that are low by historical standards. However, the geopolitical factors that have caused the dollar to weaken remain in place. In particular, we continue to own European government bonds, which we believe have the potential to outperform US Treasury securities if domestic yields move higher.

                                ------------------------------------------

                           Laura Ostrander has co-managed Nations Strategic Income Fund since November 2004. She is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           ***The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of US government agency and US Treasury securities, corporate bonds and mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper Inc. is an independent mutual fund performance monitor. Funds in the Lipper Multi-Sector Income Funds Category seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including US government and foreign governments, with a significant portion of assets in securities rated below investment grade.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.
 36

NATIONS STRATEGIC

INCOME FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           Kevin Cronk has co-managed Nations Strategic Income Fund since March 2005. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Thomas LaPointe has co-managed Nations Strategic Income Fund since March 2005. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           On March 21, 2005, the Board of Trustees approved a proposal to reorganize the Nations Strategic Income Fund into the Columbia Strategic Income Fund, subject to shareholder approval and the satisfaction of certain other conditions. If approved and other conditions are met, the effective date of the reorganization is expected to occur in September or October 2005 or on such a date to which the parties may agree.

                           The fund was formally managed by the Fixed Income Management Team of Banc of America Capital Management, LLC.

NATIONS STRATEGIC

INCOME FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,008.58      1,021.04        3.91         3.93               0.78
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,007.33      1,019.80        5.15         5.19               1.03
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,003.59      1,016.06        8.89         8.95               1.78
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,003.59      1,016.06        8.89         8.95               1.78

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

NATIONS STRATEGIC

INCOME FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS STRATEGIC

INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

58.6%  Government agencies and obligations
31.0%  Corporate fixed-income bonds and notes
18.8%  Mortgage-backed securities
 5.4%  Asset-backed securities
(13.8)% Other*

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

* DUE TO THE TIMING AND NATURE OF THE
  FUND'S LIABILITIES, TOTAL INVESTMENTS
  MAY EXCEED THE FUND'S TOTAL NET
  ASSETS AT PERIOD END.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal Home Loan Mortgage, Discount
                                                                                 Notes 04/12/05                         11.6%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 TBA, 6.500% 04/15/35                    9.4%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 TBA, 5.000% 04/15/20                    6.2%
                                                                            -------------------------------------------------
                                                                              4  Federal Home Loan Mortgage, Discount
                                                                                 Notes 04/19/05                          6.2%
                                                                            -------------------------------------------------
                                                                              5  U.S. Treasury STRIPS,
                                                                                 11/15/08-05/15/23                       4.1%
                                                                            -------------------------------------------------
                                                                              6  Federal National Mortgage Association
                                                                                 TBA, 5.500% 03/15/35                    2.6%
                                                                            -------------------------------------------------
                                                                              7  Federal Republic of Brazil, 3.125%
                                                                                 04/15/12                                2.3%
                                                                            -------------------------------------------------
                                                                              8  Russian Federation, 5.000% 03/31/30     2.2%
                                                                            -------------------------------------------------
                                                                              9  U.S. Treasury Notes, 4.750% 06/15/09    2.0%
                                                                            -------------------------------------------------
                                                                             10  United Mexican States, 11.500%
                                                                                 05/15/26                                1.4%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS STRATEGIC
INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                                                       BLENDED LEHMAN AGGREGATE
                                                                                                      BOND, CITIGROUP ALL BB & B-
                                                                                                        RATED HIGH YIELD MARKET
                                                                                                         INDEX AND J.P. MORGAN
                                              NATIONS STRATEGIC INCOME      LEHMAN BROTHERS U.S.         EMERGING MARKET BOND
                                                        FUND                   AGGREGATE INDEX               GLOBAL INDEX
                                              ------------------------      --------------------      ---------------------------
Mar. 31 1995                                             9525                       10000                        10000
                                                        10567                       11079                        11514
1997                                                    11065                       11623                        12542
                                                        12260                       13017                        14237
1999                                                    12841                       13861                        14803
                                                        12674                       14121                        15255
2001                                                    14043                       15890                        16815
                                                        14471                       16740                        17587
2003                                                    15504                       18697                        19352
                                                        16965                       19707                        21374
Mar. 31 2005                                            17382                       19932                        22021

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                                                       BLENDED LEHMAN AGGREGATE
                                                                                                      BOND, CITIGROUP ALL BB & B-
                                                                                                        RATED HIGH YIELD MARKET
                                                                                                         INDEX AND J.P. MORGAN
                                              NATIONS STRATEGIC INCOME      LEHMAN BROTHERS U.S.         EMERGING MARKET BOND
                                                        FUND                   AGGREGATE INDEX               GLOBAL INDEX
                                              ------------------------      --------------------      ---------------------------
Mar. 31 1995                                            10000                       10000                        10000
                                                        11094                       11079                        11514
1997                                                    11617                       11623                        12542
                                                        12871                       13017                        14237
1999                                                    13481                       13861                        14803
                                                        13306                       14121                        15255
2001                                                    14743                       15890                        16815
                                                        15193                       16740                        17587
2003                                                    16277                       18697                        19352
                                                        17811                       19707                        21374
Mar. 31 2005                                            18249                       19932                        22021


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/95 through
      3/31/05)              6.20%      5.68%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Strategic Income Fund over the last 10 years. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of US government agency and US Treasury securities, corporate bonds and mortgage-backed securities. The blend index consists of 65% of the Lehman Brothers U.S. Aggregate Index, 25% of the Citigroup All BB&B-Rated High Yield Market Index and 10% of the J.P. Morgan Emerging Market Bond Global Index. The Citigroup All BB&B-Rated High Yield Market Index is an unmanaged index that includes US dollar-denominated bonds rated B or BB and the J.P. Morgan Emerging Market Bond Global Index is an unmanaged index that covers 27 emerging market countries. The indices are unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                        10/30/92             11/25/92                  6/7/93                    11/9/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      2.74%         2.48%       -2.37%       1.72%       -3.19%        1.72%        0.74%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 6.56%         6.31%        4.59%       5.51%        4.61%        5.51%        5.51%
5 YEARS                                 6.78%         6.52%        5.50%       5.75%        5.43%        5.73%        5.73%
10 YEARS                                6.47%         6.20%        5.68%       5.51%        5.51%        5.54%        5.54%
SINCE INCEPTION                         6.83%         6.55%        6.13%       5.31%        5.31%        5.97%        5.97%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS HIGH YIELD

BOND FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS HIGH YIELD BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations High Yield Bond Fund Investor A Shares provided shareholders with a total return of 7.64%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Our investment philosophy emphasizes current yield while looking for total return through investments in a diversified portfolio of high-yield debt securities. We believe that high-yield managers can add value through superior credit selection, which may reduce default rates and result in attractive risk-adjusted returns. The primary focus of our investment strategy is to preserve invested capital. To this end, we seek to identify securities that offer what we call a margin of safety. These are securities with strong asset coverage or significant free cash flow. The secondary focus of our investment process is to generate total return through an identified catalyst for price appreciation. In our view, companies that can significantly reduce debt through free cash flow, new equity or an identified restructuring may present potential opportunities for price appreciation.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, Nations High Yield Bond Fund (Investor A Shares) returned 7.64% compared with 7.83% for its benchmark, the Credit Suisse First Boston (CSFB) High Yield Index.*** The fund outperformed its peer group, the Lipper High Current Yield Funds Category+, whose average return was 6.30% over the same period. Strong performance from selected bonds reflected a generally positive environment for the high-yield market during the period. The fund's higher-than-usual cash position also helped shore up performance when the high-yield market declined during the first quarter of 2005.

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           ***The Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper High Current Yield Funds Category aim at high (relative) current yield from fixed income securities and have no quality or maturity restrictions.



                           INVESTING IN HIGH YIELD SECURITIES (COMMONLY KNOWN AS "JUNK BONDS") OFFERS THE POTENTIAL FOR HIGH CURRENT INCOME AND ATTRACTIVE TOTAL RETURN BUT INVOLVES CERTAIN RISKS. CHANGES IN ECONOMIC CONDITIONS OR OTHER CIRCUMSTANCES MAY ADVERSELY AFFECT A JUNK BOND ISSUER'S ABILITY TO MAKE PRINCIPAL AND INTEREST PAYMENTS. RISING INTEREST RATES TEND TO LOWER THE VALUE OF ALL BONDS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS HIGH YIELD

BOND FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           WHAT MARKET AND ECONOMIC FACTORS AFFECTED THE FUND DURING THE 12-MONTH PERIOD?

                           The high-yield market was the beneficiary of healthy economic growth, which boosted returns through 2004. However, in March of 2005 the high-yield market fell abruptly as uncertainty about the economy, interest rates and inflation unsettled the markets. By the end of the first quarter of 2005, the yield differential between high-yield bonds and Treasury issues of comparable maturities had narrowed to a point that was close to the sector's historical low. As a result, investors did not feel that they would receive enough additional yield for the added risk associated with the sector.

                           Specialty chemicals, steel and restaurants were the top-performing sectors for the period while airlines, consumer durables and autos were the weakest. The fund had less exposure to consumer durables than the index, which helped performance. However, an overweight in airlines relative to the index held back results. The fund also had less exposure to restaurants, because few of them met our overall investment criteria. This underweight was a negative for performance because the restaurant sector did well.

                           HOW DID YOU MANAGE THE FUND IN LIGHT OF THE ECONOMIC AND MARKET ENVIRONMENT?

                           As the yield spread between high-yield and Treasury bonds narrowed, we diversified the portfolio among a broader range of industries. Also, as companies in the portfolio refinanced higher-cost debt to take advantage of lower interest rates, some of the higher-yielding issues in the portfolio were called: the issuing companies bought them back. As a result, the portfolio's cash position exceeded its normal level at a time when there were fewer attractive securities available for purchase. While we prefer not to hold high levels of cash, it actually enhanced results during the first quarter of the year when the high-yield market slumped.

                           WHAT INVESTMENT DECISIONS HELPED THE FUND'S
                           PERFORMANCE?++

                           The three best performers for the portfolio were Ono Finance, Goodyear Tire and Rubber and Georgia-Pacific. We held positions in Ono Finance, an international cable company, whose bonds rose in value as its operational performance improved. Because the bonds were denominated in foreign currency, they also benefited from a weakening US dollar. Goodyear Tire and Rubber benefited from a turnaround that is underway within the company, and paper products giant Georgia-Pacific gained because its improved credit strength could lead to a ratings upgrade.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL
                           PERFORMANCE OF THE FUND?

                           The fund's airline bonds continued to suffer as skyrocketing jet fuel prices continued to plague carriers. Delta Airlines avoided bankruptcy, thanks to a favorable settlement with its pilots' union. Other disappointments included Collins and Aikman Products, a maker of automotive instrument panels, fabrics and other

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- MacKay Shields
                           LLC.

NATIONS HIGH YIELD

BOND FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           systems, which was the victim of a sagging auto sector. Independent power producer Calpine also lost ground as investors raised questions about its liquidity.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           In an environment of narrower yield spreads, we plan to boost holdings in floating rate debt, whose interest payments are adjusted periodically to reflect current interest rates. As a result, these securities have typically exhibited lower price fluctuation than fixed-rate securities. We also plan to sell bonds that have reached our price targets. And the fund's above-normal cash level is likely to persist until we believe that the high-yield market offers better value. Even if cash slows performance somewhat, we prefer to stick with our proven investment process rather than deviating from it simply to deploy cash. We plan to use the fund's cash tactically, taking prompt action when opportunities arise. We also plan to focus on bonds that are already in the market rather than on new issues.

                            ---------------------------------------------------

                           The fund is managed by the High Yield Portfolio Management Team of MacKay Shields LLC, investment sub-advisor to the fund.

NATIONS HIGH YIELD

BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,041.69      1,020.74        4.28         4.23               0.84
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,041.54      1,019.50        5.55         5.49               1.09
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,037.00      1,015.76        9.34         9.25               1.84
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,037.10      1,015.76        9.34         9.25               1.84

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS HIGH YIELD

BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS HIGH YIELD

BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

79.6%  Corporate fixed-income bonds and notes
 4.8%  Convertible bonds
 2.1%  Preferred stocks
 1.6%  Common stocks
 0.6%  Asset-backed securities
11.2%  Other
 0.1%  Warrants

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Sovereign Real Estate Investment        1.2%
                                                                            -------------------------------------------------
                                                                              2  El Paso Production Holding, 7.750%
                                                                                 06/01/13                                1.1%
                                                                            -------------------------------------------------
                                                                              3  Goodyear Tire & Rubber, 11.000%
                                                                                 03/01/11                                1.1%
                                                                            -------------------------------------------------
                                                                              4  Laboratory Corp. of America Holdings,
                                                                                 09/11/21                                1.0%
                                                                            -------------------------------------------------
                                                                              5  Calpine, 8.500% 07/15/10                1.0%
                                                                            -------------------------------------------------
                                                                              6  Georgia-Pacific, 8.875% 05/15/31        1.0%
                                                                            -------------------------------------------------
                                                                              7  Ono Finance PLC, 10.500% 05/15/14       1.0%
                                                                            -------------------------------------------------
                                                                              8  Calpine Canada, 8.500% 05/01/08         1.0%
                                                                            -------------------------------------------------
                                                                              9  Terra Capital, 12.875% 10/15/08         0.9%
                                                                            -------------------------------------------------
                                                                             10  Quintiles Transnational, 10.000%
                                                                                 10/01/13                                0.9%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS HIGH YIELD

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                NATIONS HIGH YIELD BOND FUND          CSFB HIGH YIELD INDEX
                                                                ----------------------------          ---------------------
Feb. 14 2000                                                                9525                              10000
                                                                            9494                               9850
                                                                            9688                               9894
                                                                            9803                               9962
                                                                            9346                               9458
                                                                            9872                               9925
                                                                            9796                               9863
                                                                            9427                               9471
2001                                                                       10119                              10007
                                                                           10433                              10259
                                                                           10027                              10023
                                                                            9436                               9741
2002                                                                       10314                              10318
                                                                           11067                              11030
                                                                           12209                              12104
                                                                           12613                              12472
2003                                                                       13526                              13199
                                                                           13821                              13552
                                                                           13759                              13526
                                                                           14283                              14133
2004                                                                       15123                              14778
Mar. 31 2005                                                               14874                              14614

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                NATIONS HIGH YIELD BOND FUND          CSFB HIGH YIELD INDEX
                                                                ----------------------------          ---------------------
Feb. 14 2000                                                               10000                              10000
                                                                            9967                               9850
                                                                           10171                               9894
                                                                           10291                               9962
                                                                            9812                               9458
                                                                           10364                               9925
                                                                           10284                               9863
                                                                            9897                               9471
2001                                                                       10624                              10007
                                                                           10953                              10259
                                                                           10527                              10023
                                                                            9906                               9741
2002                                                                       10828                              10318
                                                                           11619                              11030
                                                                           12818                              12104
                                                                           13242                              12472
2003                                                                       14201                              13199
                                                                           14511                              13552
                                                                           14445                              13526
                                                                           14996                              14133
2004                                                                       15877                              14778
Mar. 31 2005                                                               15618                              14614


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (2/14/00 through
      3/31/05)              9.09%     8.05%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations High Yield Bond Fund from the inception of the share class. The Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class. Index performance is from 2/29/00.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                       INVESTOR A                 INVESTOR B                 INVESTOR C
                                   PRIMARY A       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                      2/14/00              2/14/00                   2/17/00                     3/8/00
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                   7.76%          7.64%        2.51%        6.89%        2.13%         6.80%        5.85%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             12.76%         12.55%       10.74%       11.69%       10.88%        11.69%       11.69%
5 YEARS                              9.71%          9.40%        8.35%        8.62%        8.35%         8.58%        8.58%
SINCE INCEPTION                      9.43%          9.09%        8.05%        8.31%        8.18%         8.30%        8.30%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS FUNDS

Nations Short-Term Income Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           CORPORATE FIXED-INCOME BONDS AND NOTES -- 39.8%
           BASIC MATERIALS -- 1.0%
           CHEMICALS -- 0.3%
$  2,500   Equistar Chemicals LP
             6.500% 02/15/06.............................................   $    2,525
     963   Lyondell Chemical Co.
             9.875% 05/01/07.............................................          987
                                                                            ----------
                                                                                 3,512
                                                                            ----------
           FOREST PRODUCTS AND PAPER -- 0.7%
   4,000   International Paper Co.
             4.250% 01/15/09.............................................        3,946
   2,750   Louisiana Pacific Corp.
             8.500% 08/15/05.............................................        2,790
                                                                            ----------
                                                                                 6,736
                                                                            ----------
                                                                                10,248
                                                                            ----------
           COMMUNICATIONS -- 4.2%
           MEDIA -- 2.0%
   2,510   Comcast Cable Communications, Inc.
             6.375% 01/30/06.............................................        2,555
   5,000   Gannett Co., Inc.
             5.500% 04/01/07.............................................        5,124
   2,750   Lenfest Communications Inc.
             8.375% 11/01/05.............................................        2,813
   1,000   Reed Elsevier Capital
             7.000% 05/15/05.............................................        1,004
   4,641   Time Warner, Inc.
             8.110% 08/15/06.............................................        4,862
   3,500   Viacom, Inc.
             5.625% 05/01/07.............................................        3,582
                                                                            ----------
                                                                                19,940
                                                                            ----------
           TELECOMMUNICATIONS -- 2.2%
   4,000   Deutsche Telekom International
             Finance BV(f)
             (8.500% 06/15/10)...........................................        4,600
   3,000   SBC Communications, Inc.
             5.750% 05/02/06.............................................        3,054
   2,500   Sprint Capital Corp.
             6.375% 05/01/09.............................................        2,641
   6,000   Verizon Global Funding Corp.
             7.250% 12/01/10.............................................        6,659
   4,000   Vodafone Group PLC
             7.750% 02/15/10.............................................        4,518
                                                                            ----------
                                                                                21,472
                                                                            ----------
                                                                                41,412
                                                                            ----------
           CONSUMER CYCLICAL -- 5.0%
           AUTO MANUFACTURERS -- 0.7%
   3,000   DaimlerChrysler NA Holding Corp.
             4.750% 01/15/08.............................................        2,986
   4,000   Toyota Motor Credit Corp.
             2.800% 01/18/06.............................................        3,968
                                                                            ----------
                                                                                 6,954
                                                                            ----------
           AUTO PARTS AND EQUIPMENT -- 0.2%
   1,500   Lear Corp.
             7.960% 05/15/05.............................................        1,507
                                                                            ----------

  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           HOME BUILDERS -- 0.6%
$  1,675   D.R. Horton, Inc.
             10.500% 04/01/05............................................   $    1,675
   2,000   KB Home
             9.500% 02/15/11.............................................        2,118
   2,000   Toll Corp.
             8.000% 05/01/09.............................................        2,030
                                                                            ----------
                                                                                 5,823
                                                                            ----------
           HOUSEWARES -- 0.4%
   4,000   Newell Rubbermaid, Inc.
             2.000% 05/01/05.............................................        3,994
                                                                            ----------
           LODGING -- 1.1%
   2,000   Ameristar Casinos, Inc.
             10.750% 02/15/09............................................        2,185
   2,000   Harrah's Operating Co., Inc.
             7.875% 12/15/05.............................................        2,040
     702   HMH Properties, Inc.
             7.875% 08/01/08.............................................          716
   1,500   ITT Corp.
             6.750% 11/15/05.............................................        1,511
   1,500   MGM Mirage
             7.250% 10/15/06.............................................        1,549
   2,895   Park Place Entertainment Corp.
             7.875% 12/15/05.............................................        2,957
                                                                            ----------
                                                                                10,958
                                                                            ----------
           RETAIL -- 1.8%
   5,000   Home Depot, Inc.
             5.375% 04/01/06(a)..........................................        5,062
   5,000   Target Corp.
             5.950% 05/15/06.............................................        5,103
   7,485   Wal-Mart Stores, Inc.
             4.000% 01/15/10.............................................        7,285
                                                                            ----------
                                                                                17,450
                                                                            ----------
           TOYS/GAMES/HOBBIES -- 0.2%
   2,306   Hasbro, Inc.
             5.600% 11/01/05.............................................        2,325
                                                                            ----------
                                                                                49,011
                                                                            ----------
           CONSUMER NON-CYCLICAL -- 4.0%
           BEVERAGES -- 0.7%
   2,000   Constellation Brands, Inc.
             8.625% 08/01/06.............................................        2,090
   5,000   Diageo Capital PLC
             3.500% 11/19/07.............................................        4,909
                                                                            ----------
                                                                                 6,999
                                                                            ----------
           COSMETICS/PERSONAL CARE -- 0.7%
   5,950   Procter & Gamble Co.
             4.750% 06/15/07.............................................        6,032
                                                                            ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           FOOD -- 1.1%
$  5,710   General Mills, Inc.
             5.125% 02/15/07.............................................   $    5,806
   1,900   Kellogg Co.
             6.000% 04/01/06.............................................        1,934
   2,860   Kroger Co.
             7.800% 08/15/07.............................................        3,062
                                                                            ----------
                                                                                10,802
                                                                            ----------
           HEALTHCARE SERVICES -- 0.7%
   4,000   UnitedHealth Group, Inc.
             3.375% 08/15/07.............................................        3,917
   3,000   WellPoint Health Networks, Inc.
             6.375% 06/15/06.............................................        3,076
                                                                            ----------
                                                                                 6,993
                                                                            ----------
           PHARMACEUTICALS -- 0.8%
   5,000   Abbott Laboratories
             5.625% 07/01/06.............................................        5,093
   3,000   GlaxoSmithKline Capital PLC
             2.375% 04/16/07.............................................        2,903
                                                                            ----------
                                                                                 7,996
                                                                            ----------
                                                                                38,822
                                                                            ----------
           ENERGY -- 2.0%
           OIL AND GAS -- 1.5%
   3,000   BP Capital Markets
             4.000% 04/29/05.............................................        3,002
   4,000   Devon Energy Corp.
             2.750% 08/01/06.............................................        3,912
   2,472   Parker & Parsley Petroleum Co.
             8.875% 04/15/05.............................................        2,476
   5,550   USX Corp.
             6.850% 03/01/08.............................................        5,899
                                                                            ----------
                                                                                15,289
                                                                            ----------
           PIPELINES -- 0.5%
   4,325   Kinder Morgan Energy Partners LP
             6.750% 03/15/11.............................................        4,692
                                                                            ----------
                                                                                19,981
                                                                            ----------
           FINANCIALS -- 19.0%
           BANKS -- 3.3%
   5,191   Fifth Third Bank
             2.700% 01/30/07.............................................        5,052
   1,980   Key Bank N.A.
             4.100% 06/30/05.............................................        1,985
   5,000   Marshall & Ilsley Corp.
             5.750% 09/01/06.............................................        5,127
  11,000   US Bancorp
             2.750% 03/30/06.............................................       10,872
  10,000   Wachovia Corp.
             3.625% 02/17/09.............................................        9,678
                                                                            ----------
                                                                                32,714
                                                                            ----------
           CAPITAL MARKETS -- 0.5%
   5,500   Merrill Lynch & Co.
             4.125% 01/15/09.............................................        5,394
                                                                            ----------

  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           DIVERSIFIED FINANCIAL SERVICES -- 13.4%
$  6,125   American General Finance
             5.875% 07/14/06.............................................   $    6,261
   9,500   Bank One N.A.
             5.500% 03/26/07.............................................        9,745
   9,500   Bear Stearns Cos., Inc.
             3.000% 03/30/06.............................................        9,411
   2,500   Capital One Bank
             4.875% 05/15/08.............................................        2,518
   8,000   Caterpillar Financial Services Corp.
             5.950% 05/01/06.............................................        8,167
   4,000   CIT Group, Inc.
             5.500% 11/30/07.............................................        4,096
           Citigroup, Inc.
   4,000     5.500% 08/09/06.............................................        4,075
   4,000     6.750% 12/01/05.............................................        4,079
   7,000   Countrywide Home Loans, Inc.
             4.125% 09/15/09.............................................        6,745
   4,000   Credit Suisse First Boston USA, Inc.
             4.625% 01/15/08.............................................        4,018
   3,000   Diageo Finance BV
             3.000% 12/15/06.............................................        2,942
   7,500   Ford Motor Credit Co.
             7.375% 10/28/09.............................................        7,533
           General Electric Capital Corp.
   5,000     5.000% 02/15/07(a)..........................................        5,076
  11,000     6.500% 12/10/07.............................................       11,585
   5,000   General Motors Acceptance Corp.
             7.750% 01/19/10.............................................        4,802
   6,000   Goldman Sachs Group, Inc.
             4.125% 01/15/08.............................................        5,949
   7,500   Household Finance Corp.
             6.400% 06/17/08.............................................        7,908
   4,000   John Deere Capital Corp.
             3.900% 01/15/08.............................................        3,940
   7,000   Lehman Brothers Holdings, Inc.
             4.000% 01/22/08.............................................        6,909
     635   Midland Funding II
             11.750% 07/23/05............................................          648
   7,000   Morgan Stanley
             3.875% 01/15/09.............................................        6,807
   4,000   National Rural Utilities Cooperative Finance Corp.
             6.000% 05/15/06.............................................        4,089
     459   Pemex Finance Ltd.
             6.550% 02/15/08.............................................          473
   4,000   Wells Fargo Financial, Inc.
             4.875% 06/12/07.............................................        4,064
                                                                            ----------
                                                                               131,840
                                                                            ----------
           INSURANCE -- 0.8%
   1,500   Allstate Financial Global Fund
             6.150% 02/01/06(b)..........................................        1,528
     699   Hartford Financial Services Group, Inc.
             2.375% 06/01/06.............................................          683
   5,000   Prudential Insurance Co. of America
             6.375% 07/23/06(b)..........................................        5,163
                                                                            ----------
                                                                                 7,374
                                                                            ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

Nations Short-Term Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           SAVINGS AND LOANS -- 1.0%
$  6,000   Washington Mutual, Inc.
             4.200% 01/15/10.............................................   $    5,839
   3,750   World Savings Bank
             4.125% 03/10/08.............................................        3,716
                                                                            ----------
                                                                                 9,555
                                                                            ----------
                                                                               186,877
                                                                            ----------
           INDUSTRIALS -- 1.0%
           BUILDING MATERIALS -- 0.2%
     750   American Standard, Inc.
             7.375% 04/15/05.............................................          751
   1,313   Hanson Overseas BV
             6.750% 09/15/05.............................................        1,331
                                                                            ----------
                                                                                 2,082
                                                                            ----------
           ENVIRONMENTAL CONTROL -- 0.3%
   3,000   Waste Management, Inc.
             7.375% 08/01/10.............................................        3,344
                                                                            ----------
           PACKAGING AND CONTAINERS -- 0.5%
   2,594   Ball Corp.
             7.750% 08/01/06.............................................        2,675
   2,000   Smurfit-Stone Container Corp.
             9.750% 02/01/11.............................................        2,140
                                                                            ----------
                                                                                 4,815
                                                                            ----------
                                                                                10,241
                                                                            ----------
           TECHNOLOGY -- 1.7%
           COMPUTERS -- 1.2%
   5,000   Hewlett-Packard Co.
             5.500% 07/01/07.............................................        5,131
   5,000   International Business Machines Corp.
             4.875% 10/01/06.............................................        5,067
   1,500   Unisys Corp.
             7.875% 04/01/08(a)..........................................        1,508
                                                                            ----------
                                                                                11,706
                                                                            ----------
           SOFTWARE -- 0.5%
   4,775   First Data Corp.
             4.700% 11/01/06.............................................        4,816
                                                                            ----------
                                                                                16,522
                                                                            ----------
           UTILITIES -- 1.9%
           ELECTRIC -- 1.3%
   1,321   AES Corp.
             8.500% 11/01/07(a)..........................................        1,340
   2,425   Kansas Gas & Electric
             6.500% 08/01/05.............................................        2,450
   4,500   Scottish Power PLC
             4.910% 03/15/10(a)..........................................        4,500
           Virginia Electric & Power Co.
   1,000     5.375% 02/01/07.............................................        1,020
   3,562     5.750% 03/31/06.............................................        3,622
                                                                            ----------
                                                                                12,932
                                                                            ----------
           ELECTRIC UTILITIES -- 0.3%
   3,000   Centerpoint Energy Bank
             12.750% 11/11/05(g).........................................        3,180
                                                                            ----------

  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           GAS -- 0.3%
$  2,660   Sempra Energy
             4.750% 05/15/09.............................................   $    2,645
                                                                            ----------
                                                                                18,757
                                                                            ----------
           TOTAL CORPORATE FIXED-INCOME BONDS AND NOTES
             (Cost $400,051).............................................      391,871
                                                                            ----------
           ASSET-BACKED SECURITIES -- 25.0%
  17,523   Aames Mortgage Investment Trust
             2.990% 01/25/35.............................................       17,578
   4,052   American Express Credit Account Master Trust
             1.690% 01/15/09.............................................        3,947
   1,098   AmeriCredit Automobile Receivables Trust
             5.370% 06/12/08.............................................        1,107
           BMW Vehicle Owner Trust
   4,254     1.940% 02/25/07.............................................        4,236
   2,000     2.530% 02/25/08.............................................        1,973
           Capital Auto Receivables Asset Trust
     688     2.270% 01/17/06.............................................          688
     221     4.180% 10/15/07.............................................          221
   3,216   Chase Credit Card Master Trust
             3.490% 07/16/07.............................................        3,217
           Chase Manhattan Auto Owner Trust
   2,881     1.520% 05/15/07.............................................        2,861
  10,000     2.080% 05/15/08.............................................        9,837
   1,500     2.260% 11/15/07.............................................        1,484
   3,953     2.570% 02/16/10.............................................        3,843
     741     4.240% 09/15/08.............................................          744
           CIT Equipment Collateral
     407     3.970% 12/21/09.............................................          402
   1,955     4.670% 12/21/09.............................................        1,959
           Citibank Credit Card Issuance Trust
   5,000     2.500% 04/07/08.............................................        4,933
   5,575     5.650% 06/16/08.............................................        5,686
   1,250     6.900% 10/15/07.............................................        1,272
           Countrywide Asset-Backed Certificates
  10,000     3.110% 8/25/35..............................................       10,000
  19,000     3.120% 7/25/35..............................................       19,000
  17,000     3.140% 8/25/35..............................................       17,000
           Daimler Chrysler Auto Trust
   5,000     2.580% 04/08/09.............................................        4,849
   3,881     4.490% 10/06/08.............................................        3,900
     807     4.630% 12/06/06.............................................          809
   8,500   Discover Card Master Trust
             5.750% 12/15/08.............................................        8,683
     133   First Plus Home Loan Trust
             7.720% 05/10/24.............................................          133
           Ford Credit Auto Owner Trust
   1,179     2.640% 01/15/07.............................................        1,180
   3,034     3.790% 09/16/06.............................................        3,039
   1,725     5.180% 10/16/06.............................................        1,736
   1,294   Harley Davidson Motorcycle Trust
             3.090% 06/15/10.............................................        1,285

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           ASSET-BACKED SECURITIES -- (CONTINUED)
           Honda Auto Receivables Owner Trust
$  1,478     1.920% 11/20/06.............................................   $    1,473
   4,000     2.790% 03/16/09.............................................        3,909
     623   Household Automotive Trust
             2.840% 03/19/07.............................................          623
   9,995   Irwin Home Equity
             3.190% 09/25/17.............................................        9,997
   5,000   John Deere Owner Trust
             2.320% 12/17/07.............................................        4,906
   5,000   MBNA Credit Card Master Note Trust
             6.550% 12/15/08.............................................        5,155
     181   MMCA Automobile Trust
             5.750% 06/15/07.............................................          182
           Morgan Stanley ABS Capital
  14,000     2.910% 02/25/35.............................................       14,000
  10,249     2.830% 05/25/34.............................................       10,249
           Nissan Auto Receivables Owner Trust
   1,950     1.510% 08/15/07.............................................        1,933
   1,500     2.610% 07/15/08.............................................        1,475
   3,000     3.330% 01/15/08.............................................        2,990
   1,497     4.280% 10/16/06.............................................        1,500
  10,072   Novastar Home Equity Loan
             3.040% 05/25/33.............................................       10,118
           Residential Asset Mortgage Products Inc.
  16,000     3.000% 03/25/35.............................................       16,000
   3,300     3.360% 03/25/33.............................................        3,309
   8,203   Terwin Mortgage Trust
             3.100% 07/25/34.............................................        8,258
           Toyota Auto Receivables Owner Trust
   4,000     2.200% 03/15/10.............................................        3,934
   7,389     4.000% 07/15/08.............................................        7,391
     685   USAA Auto Owner Trust
             3.910% 04/16/07.............................................          685
                                                                            ----------
           TOTAL ASSET-BACKED SECURITIES
             (Cost $247,653).............................................      245,689
                                                                            ----------
           MORTGAGE-BACKED SECURITIES -- 14.1%
           AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.8%
           Federal Home Loan Mortgage Corp.
   7,790     4.000% 10/15/26.............................................        7,663
  20,046     5.500% 11/15/21.............................................       20,382
                                                                            ----------
                                                                                28,045
                                                                            ----------
           MORTGAGE-BACKED OBLIGATIONS -- 11.3%
   8,959   Federal National Mortgage Association
             5.875% 02/02/06.............................................        9,114
           Federal Home Loan Mortgage Corp.
  26,589     4.000% 06/01/11.............................................       26,165
  22,035     4.500% 10/01/14.............................................       21,726
  18,000     TBA
             4.500% 03/15/20(c)..........................................       17,618

  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           MORTGAGE-BACKED OBLIGATIONS -- (CONTINUED)
           Federal National Mortgage Association
$  4,807     4.500% 11/01/14.............................................   $    4,758
      63     7.500% 11/01/09.............................................           64
  30,000     TBA
             5.000% 04/15/20(c)..........................................       29,972
   1,570   Government National Mortgage Association
             3.375% 04/20/22.............................................        1,592
                                                                            ----------
                                                                               111,009
                                                                            ----------
           TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $141,048).............................................      139,054
                                                                            ----------
 SHARES
 (000)
--------
           INVESTMENT MANAGEMENT COMPANY -- 8.1%
  79,684   Nations Cash Reserves, Capital Class Shares(d)................       79,684
                                                                            ----------
           TOTAL INVESTMENT MANAGEMENT COMPANY
             (Cost $79,684)..............................................       79,684
                                                                            ----------
  PAR
 (000)
--------
           COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.6%
$ 13,472   Bear Stearns Asset Backed Securities, Inc.
             2.240% 10/25/34.............................................       13,504
  14,416   Homebanc Mortgage Trust
             3.020% 12/25/34.............................................       14,443
  17,330   IMPAC CMB Trust
             2.970% 03/25/35.............................................       17,330
  22,000   IMPAC Secured Assets Common Owner Trust
             2.920% 12/25/31.............................................       21,989
  17,438   Mortgage IT Trust
             2.530% 12/25/34.............................................       17,466
                                                                            ----------
                                                                                84,732
                                                                            ----------
           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost $84,672)..............................................       84,732
                                                                            ----------
           GOVERNMENT AGENCIES AND OBLIGATIONS -- 6.6%
           FOREIGN GOVERNMENT BONDS -- 1.5%
   3,368   Quebec Province
             5.500% 04/11/06.............................................        3,434
   5,000   Swedish Export Credit
             2.875% 01/26/07.............................................        4,897
   7,000   United Mexican States
             4.625% 10/08/08.............................................        6,913
                                                                            ----------
                                                                                15,244
                                                                            ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

Nations Short-Term Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 5.1%
$ 30,098   U.S. Treasury Inflation Index Note
             3.625% 01/15/08(a)..........................................   $   32,370
  18,000   U.S. Treasury Note
             3.125% 09/15/08(a)..........................................       17,477
                                                                            ----------
                                                                                49,847
                                                                            ----------
           TOTAL GOVERNMENT AGENCIES AND OBLIGATIONS
             (Cost $65,724)..............................................       65,091
                                                                            ----------
           SHORT-TERM OBLIGATIONS -- 3.1%
           U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 3.1%
           FEDERAL HOME LOAN BANK -- 3.1%
  30,000   Federal Home Loan Bank Discount Note
             04/08/05(e).................................................       29,985
                                                                            ----------
           TOTAL SHORT-TERM OBLIGATIONS
             (Cost $29,985)..............................................       29,985
                                                                            ----------
           REPURCHASE AGREEMENTS(H) -- 2.4%
   6,205   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
             04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
             $6,264 (repurchase proceeds $6,205).........................        6,205
   7,446   Repurchase agreement with Wachovia Capital Markets dated
             03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
             Government Agency securities with various maturities to
             05/20/33, market value $7,544 (repurchase proceeds
             $7,447).....................................................        7,447
   9,695   Repurchase agreement with Wachovia Capital Markets dated
             03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
             Government Agency securities with various maturities to
             03/01/35 market value $9,848 (repurchase proceeds $9,696)...        9,696
                                                                            ----------
           TOTAL REPURCHASE AGREEMENTS
             (cost of $23,348)...........................................       23,348
                                                                            ----------
           TOTAL INVESTMENTS
             (Cost $1,072,165)(i)..............................     107.7%   1,059,454
                                                                            ----------
           OTHER ASSETS AND LIABILITIES (NET)..................      (7.7)%    (75,353)
                                                                            ----------
           NET ASSETS..........................................     100.0%  $  984,101
                                                                            ==========

---------------
Notes to Investment Portfolio:

(a)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $23,945 and $22,733, respectively.

(b)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $6,691, which represents 0.7% of net assets.

(c)
  Security, or a portion thereof, purchased on a delayed delivery basis.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  Security pledged as collateral for TBA's.

 (f)
  Step bond.

(g)
  Loan participation agreement.

(h)
  This amount represents cash collateral received from securities lending activity (See Note 12).

 (i)
  Cost for federal income tax purposes is $1,072,165. See Note 5 for additional information.

ACRONYM:
TBA -- To Be Announced

At March 31, 2005, the Fund held investments in the following security types:

SECURITY TYPE                                % OF NET ASSETS
------------------------------------------------------------
Asset-Back Securities......................        25.0
Financials.................................        19.0
Mortgage-Backed Securities.................        14.1
Government Agencies & Obligations..........         9.7
Collateralized Mortgage Obligations........         8.6
Investment Management Company..............         8.1
Consumer Cyclical..........................         5.0
Communications.............................         4.2
Consumer Non-Cyclical......................         4.0
Repurchase Agreements......................         2.4
Energy.....................................         2.0
Utilities..................................         1.9
Technology.................................         1.7
Basic Materials............................         1.0
Industrials................................         1.0
Other Assets & Liabilities, Net............        (7.7)
                                                  -----
                                                  100.0
                                                  =====

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Intermediate Government Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
-------------------------------------------------------------------------------------
           GOVERNMENT AGENCIES AND OBLIGATIONS -- 81.6%
           U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 81.6%
           Federal Farm Credit Bank
$    700     2.625% 09/17/07.............................................   $     676
   8,000     4.900% 03/21/06.............................................       8,088
           Federal Home Loan Bank
   1,500     1.500% 05/13/05.............................................       1,497
   6,000     2.000% 02/13/06.............................................       5,920
   1,000     2.625% 07/15/08.............................................         951
   2,500     3.625% 11/14/08.............................................       2,444
   5,050     3.875% 06/14/13(a)..........................................       4,778
   5,500     4.500% 11/15/12(a)..........................................       5,454
   2,250     4.875% 05/15/07.............................................       2,288
           Federal Home Loan Mortgage Corp.
   2,000     1.500% 08/15/05.............................................       1,989
   3,500     2.125% 11/15/05.............................................       3,471
   5,000     3.875% 01/12/09(a)..........................................       4,899
  15,000     4.375% 07/30/09.............................................      14,755
  17,000     4.750% 12/08/10.............................................      16,928
           Federal National Mortgage Association
  20,400     2.375% 02/15/07(a)..........................................      19,819
   3,000     4.125% 04/15/14(a)..........................................       2,848
   4,000     4.625% 10/15/13(a)..........................................       3,945
   5,900     5.000% 01/15/07.............................................       6,007
   2,000     5.375% 11/15/11.............................................       2,076
   3,000     6.125% 03/15/12.............................................       3,246
   3,400     6.625% 11/15/10.............................................       3,739
           U.S. Treasury Bonds
   4,850     6.250% 08/15/23(a)..........................................       5,647
   1,025     6.875% 08/15/25.............................................       1,286
           U.S. Treasury Notes
  21,800     2.000% 08/31/05(a)..........................................      21,708
  52,500     2.875% 11/30/06(a)..........................................      51,786
  21,215     3.000% 11/15/07(a)..........................................      20,754
  65,070     3.625% 01/15/10(a)..........................................      63,512
   9,955     4.250% 11/15/14(a)..........................................       9,749
                                                                            ---------
                                                                              290,260
                                                                            ---------
           TOTAL GOVERNMENT AGENCIES AND OBLIGATIONS
             (Cost $293,575).............................................     290,260
                                                                            ---------
 SHARES
 (000)
--------
           INVESTMENT MANAGEMENT COMPANY -- 0.8%
   3,044   Nations Cash Reserves, Capital Class Shares(b)................       3,044
                                                                            ---------
           TOTAL INVESTMENT MANAGEMENT COMPANY
             (Cost $3,044)...............................................       3,044
                                                                            ---------
  PAR                                                                         VALUE
 (000)                                                                        (000)
-------------------------------------------------------------------------------------
           MORTGAGE-BACKED SECURITIES -- 11.0%
           AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%
$  3,436   Federal Home Loan Mortgage Corp., Interest Only
             5.500% 01/15/23-05/15/27....................................   $     303
   1,483   Federal National Mortgage Association
             6.000% 04/25/17.............................................       1,544
                                                                            ---------
                                                                                1,847
                                                                            ---------
           MORTGAGE-BACKED OBLIGATIONS -- 10.5%
     750   Federal Home Loan Mortgage Corp.
             6.750% 03/15/31.............................................         915
           Federal National Mortgage Association
   1,590     5.500% 08/25/17.............................................       1,614
     889     9.000% 04/01/16(f)..........................................         946
             TBA
  15,000     4.500% 04/15/20.............................................      14,663
  15,000     5.500% 04/15/20.............................................      15,281
   3,804     3.375% 04/20/22-06/20/29(c).................................       3,857
                                                                            ---------
                                                                               37,276
                                                                            ---------
           TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $39,236)..............................................      39,123
                                                                            ---------
           ASSET-BACKED SECURITIES -- 3.2%
   2,365   Credit-Based Asset Servicing and Securitization Corp.
             4.134% 12/25/35(d)..........................................       2,324
     789   First Alliance Mortgage Loan Trust
             8.225% 09/20/27(f)..........................................         788
   1,900   GMAC Mortgage Corporation Loan Trust
             3.970% 09/25/34.............................................       1,872
           GSAA Home Equity Trust
   1,090     4.220% 08/25/34(e)..........................................       1,079
           GSMTG Securities Corp.
   1,900     4.736% 06/25/34(e)..........................................       1,905
     257   Oakwood Mortgage Investors Inc.
             2.820% 05/15/13(c)..........................................         218
     930   Residential Asset Mortgage Products Inc.
             3.981% 04/25/29.............................................         912
   2,180   Residential Funding Mortgage Securities II
             4.760% 07/25/28(d)..........................................       2,146
                                                                            ---------
           TOTAL ASSET-BACKED SECURITIES
             (Cost $11,451)..............................................      11,244
                                                                            ---------
           COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.0%
           COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.4%
   5,000   Small Business Administration Participation Certificates
             4.880% 11/01/24.............................................       4,944
                                                                            ---------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS

Nations Short-Intermediate Government Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
-------------------------------------------------------------------------------------
           COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.6%
$  1,820   Citigroup Commercial Mortgage Trust
             4.733% 10/15/41.............................................   $   1,772
  15,534   Merrill Lynch Mortgage Investors, Inc., Interest Only
             1.051% 12/15/30.............................................         469
   3,249   PNC Mortgage Acceptance Corp.
             5.910% 03/12/34.............................................       3,359
                                                                            ---------
                                                                                5,600
                                                                            ---------
           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost $10,761)..............................................      10,544
                                                                            ---------
           SHORT-TERM OBLIGATIONS -- 8.4%
           U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 8.4%
  30,000   Federal Home Loan Bank Discount Note 04/19/05(f)..............      29,960
                                                                            ---------
           TOTAL SHORT-TERM OBLIGATIONS
             (Cost $29,960)..............................................      29,960
                                                                            ---------
           REPURCHASE AGREEMENTS(G) -- 45.1%
  29,363   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
             04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
             $29,642 (repurchase proceeds $29,365).......................      29,365
  50,011   Repurchase agreement with Credit Suisse First Boston Corp.
             dated 03/31/05, due 04/01/05 at 2.849%, collateralized by
             U.S. Government Agency securities with various maturities to
             11/15/30, market value $50,292 (repurchase proceeds
             $50,015)....................................................      50,015
  35,236   Repurchase agreement with Wachovia Capital Markets dated
             03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
             Government Agency securities with various maturities to
             05/20/33, market value $35,699 (repurchase proceeds
             $35,239)....................................................      35,239
  45,873   Repurchase agreement with Wachovia Capital Markets dated
             03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
             Government Agency securities with various maturities to
             03/01/35, market value $46,597 (repurchase proceeds
             $45,877)....................................................      45,877
                                                                            ---------
           TOTAL REPURCHASE AGREEMENTS
             (Cost of $160,496)..........................................     160,496
                                                                            ---------

  PAR                                                                         VALUE
 (000)                                                                        (000)
-------------------------------------------------------------------------------------
           TOTAL INVESTMENTS
             (Cost $548,523)(h)................................     153.1%  $ 544,671
                                                                            ---------
           OTHER ASSETS AND
             LIABILITIES (NET).................................     (53.1)%  (188,830)
                                                                            ---------
           NET ASSETS..........................................             $ 355,841
                                                                    100.0%  =========

---------------
Notes to investment portfolio:

(a)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $157,582 and $156,224, respectively.

(b)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(c)
  Floating rate note. The interest rate shown reflects the rate as of March 31, 2005.

(d)
  Step bond.

(e)
  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at March 31, 2005.

 (f)
  Security pledged as collateral for open futures contracts and TBA's.

(g)
  This amount represents cash collateral received from securities lending activity (See Note 12).

(h)
  Cost for federal income tax purposes is $548,566. See Note 5 for additional information.

ACRONYM:

TBA -- To Be Announced

At March 31, 2005, the Fund held investments in the following security types:

SECURITY TYPE                                % OF NET ASSETS
------------------------------------------------------------
Government Agencies & Obligations..........        90.0
Repurchase Agreements......................        45.1
Mortgage-Backed Securities.................        11.0
Asset-Backed Securities....................         3.2
Collateralized Mortgage Obligations........         3.0
Investment Management Company..............         0.8
Other Assets & Liabilities, Net............       (53.1)
                                                  -----
                                                  100.0
                                                  =====

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Government Securities Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


  PAR                                                                       VALUE
 (000)                                                                      (000)
-----------------------------------------------------------------------------------
          MORTGAGE-BACKED SECURITIES -- 56.0%
          AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.0%
$ 1,700   Federal Home Loan Mortgage Corp., Interest Only
            5.500% 01/15/23-05/15/27....................................   $    150
          Federal National Mortgage Association
    773     5.500% 08/25/17.............................................        785
    720     6.000% 04/25/17.............................................        750
                                                                           --------
                                                                              1,685
                                                                           --------
          MORTGAGE-BACKED OBLIGATIONS -- 55.0%
          Federal Home Loan Mortgage Corp.
      7     7.500% 08/01/08.............................................          7
     19     7.500% 06/01/09.............................................         20
     72     8.000% 08/01/07-09/01/09....................................         75
    215     8.500% 01/01/06-09/01/20....................................        231
     54     9.000% 05/01/09-12/01/16(f).................................         57
     68     9.500% 04/01/18-01/01/29....................................         75
      9     10.000% 09/01/18............................................         10
            TBA
 20,950     5.000% 04/15/20.............................................     20,950
 14,500     5.500% 03/15/35.............................................     14,537
          Federal National Mortgage Association
     30     4.324% 08/01/36(a)..........................................         30
 21,518     6.000% 08/01/34(f)..........................................     22,000
  4,906     6.565% 07/01/16.............................................      5,395
      5     8.250% 04/01/09-04/01/09....................................          5
     37     8.500% 12/01/11-02/01/17....................................         38
     89     9.000% 12/01/16-09/01/24....................................         97
  1,213     9.500% 01/01/19-08/01/21....................................      1,343
     76     10.000% 10/01/06-04/01/20...................................         83
            TBA
  7,850     5.000% 04/15/20-04/15/35....................................      7,787
  3,500     5.500% 04/15/20.............................................      3,566
  1,750     6.000% 04/15/20.............................................      1,807
  8,750     6.500% 04/15/35.............................................      9,078
          Government National Mortgage Association
     83     6.000% 12/15/10.............................................         86
     26     7.000% 02/15/09-06/15/23....................................         27
    414     7.500% 04/15/22-12/15/25....................................        446
    480     8.000% 11/15/15-07/15/29....................................        517
    210     8.500% 10/15/09-12/15/22....................................        231
      4     9.000% 06/15/07.............................................          4
      2     9.500% 11/15/05-02/15/06....................................          2
     47     10.000% 08/15/05-11/15/20...................................         53
     35     10.500% 01/15/18-04/15/21...................................         40
     12     13.000% 02/15/11-04/15/11...................................         13
                                                                           --------
                                                                             88,610
                                                                           --------
          TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $90,443)..............................................     90,295
                                                                           --------
  PAR                                                                       VALUE
 (000)                                                                      (000)
-----------------------------------------------------------------------------------
          GOVERNMENT AGENCIES AND OBLIGATIONS -- 32.5%
          U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 32.5%
$ 1,750   Federal Home Loan Bank
            3.875% 06/14/13.............................................   $  1,656
          U.S. Treasury Bonds
  1,600     5.375% 02/15/31(b)..........................................      1,744
    200     6.250% 08/15/23(b)..........................................        233
 10,700     6.875% 08/15/25.............................................     13,427
          U.S. Treasury Notes
  4,895     1.875% 12/31/05(b)..........................................      4,844
  1,000     3.250% 01/15/09(b)..........................................        972
    400     3.500% 08/15/09(b)..........................................        390
    500     3.625% 07/15/09(b)..........................................        490
    510     3.875% 05/15/09(b)..........................................        506
  2,055     4.000% 02/15/14(b)..........................................      1,983
  1,350     4.250% 08/15/14(b)(f).......................................      1,324
  7,500     4.375% 08/15/12(b)..........................................      7,518
  5,100     6.500% 02/15/10(b)..........................................      5,616
 12,050     08/15/05-05/15/17(c)........................................      9,848
  4,500   U.S. Treasury STRIPS
            05/15/23(c).................................................      1,816
                                                                           --------
                                                                             52,367
                                                                           --------
          TOTAL GOVERNMENT AGENCIES AND OBLIGATIONS
            (Cost $52,294)..............................................     52,367
                                                                           --------
SHARES
 (000)
-------
          INVESTMENT MANAGEMENT COMPANY -- 2.2%
  3,419   Nations Cash Reserves, Capital Class Shares(d)................      3,419
                                                                           --------
          TOTAL INVESTMENT MANAGEMENT COMPANY
            (Cost $3,419)...............................................      3,419
                                                                           --------
  PAR
 (000)
-------
          CORPORATE FIXED-INCOME BONDS AND NOTES -- 2.2%
          BASIC MATERIALS -- 0.7%
          CHEMICALS -- 0.7%
$ 1,000   Dow Chemical Co.
            6.125% 02/01/11.............................................   $  1,070
                                                                           --------
          COMMUNICATIONS -- 0.7%
          TELECOMMUNICATIONS -- 0.7%
  1,000   Verizon Global Funding Corp.
            7.250% 12/01/10.............................................      1,110
                                                                           --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS

Nations Government Securities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                       VALUE
 (000)                                                                      (000)
-----------------------------------------------------------------------------------
          FINANCIALS -- 0.8%
          DIVERSIFIED FINANCIAL SERVICES -- 0.8%
$   477   Export Funding Trust
            8.210% 12/29/06.............................................   $    494
  1,000   General Motors Acceptance Corp.
            7.000% 02/01/12.............................................        903
                                                                           --------
                                                                              1,397
                                                                           --------
          TOTAL CORPORATE FIXED-INCOME BONDS
            AND NOTES
            (Cost $3,728)...............................................      3,577
                                                                           --------
          COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.0%
          COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
          Vendee Mortgage Trust, Interest Only
 11,102     0.448% 09/15/27(a)(e).......................................        122
 12,617     0.305% 03/15/29(a)(e).......................................         98
                                                                           --------
                                                                                220
                                                                           --------
          COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.9%
  9,315   Merrill Lynch Mortgage Investors, Inc., Interest Only
            1.017% 12/15/30(a)..........................................        281
  2,672   PNC Mortgage Acceptance Corp.
            5.910% 03/12/34(a)..........................................      2,762
                                                                           --------
                                                                              3,043
                                                                           --------
          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (Cost $3,478)...............................................      3,263
                                                                           --------
          ASSET-BACKED SECURITIES -- 0.4%
    505   First Alliance Mortgage Loan Trust
            8.225% 09/20/27(f)..........................................        503
    150   Oakwood Mortgage Investors Inc.
            2.820% 05/15/13(a)..........................................        128
                                                                           --------
          TOTAL ASSET-BACKED SECURITIES
            (Cost $661).................................................        631
                                                                           --------
          SHORT-TERM OBLIGATIONS -- 40.8%
          U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 40.8%
 39,450   Federal Home Loan Bank Discount Note(c)
            04/01/05....................................................     39,450
 25,850   Federal Home Loan Mortgage Corp. Discount Note(c)
            04/12/05....................................................     25,828
    500   U.S. Treasury Notes
            2.750% 08/15/07(b)..........................................        488
                                                                           --------
                                                                             65,766
                                                                           --------
          TOTAL SHORT-TERM OBLIGATIONS
            (Cost $65,777)..............................................     65,766
                                                                           --------

  PAR                                                                       VALUE
 (000)                                                                      (000)
-----------------------------------------------------------------------------------
          REPURCHASE AGREEMENTS(G) -- 16.4%
$ 7,043   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
            04/01/05 at 2.830%, collateralized by U.S. Government Agency securities, with various maturities to 05/15/29, market
            value $7,043 (repurchase proceeds $7,043)...................   $  7,043
  8,452   Repurchase agreement with Wachovia Capital Markets dated
            03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
            Government Agency securities, with various maturities to
            05/20/33, market value $8,563 (repurchase proceeds
            $8,453).....................................................      8,453
 11,004   Repurchase agreement with Wachovia Capital Markets dated
            03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
            Government Agency securities, with various maturities to
            03/31/35, market value $11,178 (repurchase proceeds
            $11,005)....................................................     11,005
                                                                           --------
          TOTAL REPURCHASE AGREEMENTS
            (Cost of $26,501)...........................................     26,501
                                                                           --------
          TOTAL INVESTMENTS
            (Cost $246,301)(h)................................     152.5%   245,819
                                                                           --------
          OTHER ASSETS AND
            LIABILITIES (NET).................................     (52.5)%  (84,673)
                                                                           --------
          NET ASSETS..........................................     100.0%  $161,146
                                                                           ========

---------------
Notes to Investment Portfolio:

(a)
  Variable rate security. The interest rate shown reflects the rate as of March 31, 2005.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $26,013 and $25,954, respectively.

(c)
  Zero coupon bond.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  Restricted and illiquid security.

 (f)
  Security pledged as collateral for open futures contracts and TBA's.

(g)
  This amount represents cash collateral received from securities lending activity (see Note 12).

(h)
  Cost for federal income tax purposes is $246,388. See Note 5 for additional information.

ACRONYMS:

STRIPS  --   Separate Trading of Registered Interest and Principal of
             Securities
TBA     --   To Be Announced

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Government Securities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


At March 31, 2005, the Fund held investments in the following security types:

SECURITY TYPE                              % OF NET ASSETS
----------------------------------------------------------
Government Agencies & Obligations........        73.3
Mortgage-Backed Securities...............        56.0
Repurchase Agreements....................        16.4
Investment Management Company............         2.2
Collateralized Mortgage Obligations......         2.0
Financials...............................         0.8
Communications...........................         0.7
Basic Materials..........................         0.7
Asset-Backed Securities..................         0.4
Other Assets & Liabilities, Net..........       (52.5)
                                                -----
                                                100.0
                                                =====

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 58

NATIONS FUNDS

Nations Intermediate Bond Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                   VALUE
---------------------------------------------------------------------------------------------
INVESTMENT COMPANIES
Investment in Nations Master Investment Trust, Intermediate Bond Master
  Portfolio*..............................................................    $       628,297
                                                                              ---------------
TOTAL INVESTMENTS...........................................         100.1%           628,297
TOTAL OTHER ASSETS AND LIABILITIES (NET)....................          (0.1)              (323)
                                                               -----------    ---------------
NET ASSETS..................................................         100.0%   $       627,974
                                                               ===========    ===============

---------------

 *The financial statements of the Intermediate Bond Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Intermediate Bond Fund's financial statements.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              CORPORATE FIXED-INCOME BONDS AND NOTES -- 34.4%
              BASIC MATERIALS -- 1.7%
              CHEMICALS -- 0.9%
$     2,108   E.I. Dupont De Nemours & Co.
                3.375% 11/15/07.............................................   $    2,060
              Dow Chemical Co.
      1,994     6.125% 02/01/11.............................................        2,134
      2,716     7.375% 11/01/29.............................................        3,309
              Eastman Chemical Co.
      1,218     3.250% 06/15/08.............................................        1,167
      2,428     6.300% 11/15/18.............................................        2,593
        700   Equistar Chemicals LP
                10.625% 05/01/11............................................          786
        190   Huntsman International LLC
                7.375% 01/01/15(a)(b).......................................          189
              Praxair, Inc.
      1,989     4.750% 07/15/07.............................................        2,004
      2,325     6.500% 03/01/08.............................................        2,442
        410   Rhodia SA
                8.875% 06/01/11(b)..........................................          399
                                                                               ----------
                                                                                   17,083
                                                                               ----------
              FOREST PRODUCTS AND PAPER -- 0.5%
        210   Abitibi-Consolidated, Inc.
                8.375% 04/01/15.............................................          203
        230   Fraser Papers, Inc.
                8.750% 03/15/15.............................................          215
      2,317   International Paper Co.
                4.250% 01/15/09.............................................        2,286
EUR     865   JSG Holding PLC
                11.500% 10/01/15(a)(b)......................................        1,046
$     1,705   MeadWestvaco Corp.
                6.850% 04/01/12.............................................        1,902
        320   Newark Group, Inc.
                9.750% 03/15/14.............................................          325
        245   Norske Skog Canada
                8.625% 06/15/11.............................................          254
        200   Tembec Industries, Inc.
                8.500% 02/01/11.............................................          190
      2,710   Westvaco Corp.
                8.200% 01/15/30.............................................        3,424
                                                                               ----------
                                                                                    9,845
                                                                               ----------
              IRON/STEEL -- 0.0%
        500   Wise Metals Group LLC
                10.250% 05/15/12(b).........................................          505
                                                                               ----------
              METALS AND MINING -- 0.3%
      3,385   Alcoa, Inc.
                7.375% 08/01/10.............................................        3,806
      1,683   CODELCO, Inc.
                5.500% 10/15/13(a)..........................................        1,701
        130   Hudson Bay Mining and Smelting Co., Ltd.
                9.625% 01/15/12(a)..........................................          130
                                                                               ----------
                                                                                    5,637
                                                                               ----------
                                                                                   33,070
                                                                               ----------

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              COMMUNICATIONS -- 4.9%
              ADVERTISING -- 0.1%
$     1,200   Advanstar Communications, Inc.
                12.000% 02/15/11............................................   $    1,287
        500   WDAC Subsidiary Corp.
                8.375% 12/01/14(a)(b).......................................          465
                                                                               ----------
                                                                                    1,752
                                                                               ----------
              MEDIA -- 2.3%
        400   CBD Media Holdings LLC, Inc.
                9.250% 07/15/12.............................................          408
      1,275   Charter Communications LLC
                (9.920% 04/01/11)(c)........................................          979
      1,550   Comcast Cable Communications, Inc.
                7.125% 06/15/13.............................................        1,724
      4,000   Comcast Corp.
                7.050% 03/15/33.............................................        4,474
      1,600   CSC Holdings, Inc.
                6.750% 04/15/12(a)..........................................        1,588
      1,000   Dex Media East LLC/Dex Media East Finance Co.
                9.875% 11/15/09.............................................        1,100
        600   Dex Media, Inc.
                11/15/13(c)
                (9.000% 11/15/08)...........................................          456
        240   DirecTV Holdings LLC/DirecTV Financing Co.
                8.375% 03/15/13.............................................          260
        215   Fisher Communications, Inc.
                8.625% 09/15/14.............................................          230
        280   Granite Broadcasting Corp.
                9.750% 12/01/10(b)..........................................          260
        460   Hollinger, Inc.
                12.875% 03/01/11(a).........................................          507
      6,456   Liberty Media Corp.
                3.500% 09/25/06.............................................        6,363
              News America Holdings, Inc.
        166     6.625% 01/09/08.............................................          174
      3,650     8.150% 10/17/36.............................................        4,514
        647     9.250% 02/01/13.............................................          807
        840   News America, Inc.
                6.550% 03/15/33.............................................          875
              Paxson Communications
                01/15/09(c)
        175     (12.250% 01/15/06)..........................................          163
        390     10.750% 07/15/08(b).........................................          387
        500   Primedia, Inc.
                8.875% 05/15/11.............................................          521
        500   Quebecor Media, Inc.
                11.125% 07/15/11............................................          553
        500   Sinclair Broadcast Group, Inc.
                8.750% 12/15/11.............................................          525
      1,000   Spanish Broadcasting System, Inc.
                9.625% 11/01/09.............................................        1,048
      2,159   TCI Communications, Inc.,
                9.875% 06/15/22.............................................        3,040
              Time Warner, Inc.
      3,000     6.150% 05/01/07.............................................        3,097
      1,740     8.110% 08/15/06.............................................        1,823
      2,472     9.125% 01/15/13.............................................        3,054

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 60

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              MEDIA -- (CONTINUED)
$     1,852   Viacom, Inc.
                5.625% 05/01/07.............................................   $    1,896
      2,179   Walt Disney Co.
                5.500% 12/29/06.............................................        2,222
        355   XM Satellite Radio, Inc.
                8.243% 05/01/09(d)..........................................          360
                                                                               ----------
                                                                                   43,408
                                                                               ----------
              TELECOMMUNICATIONS -- 2.5%
        250   American Towers, Inc.
                7.250% 12/01/11.............................................          258
      3,803   BellSouth Corp.
                5.000% 10/15/06.............................................        3,854
        500   Cincinnati Bell, Inc.
                8.375% 01/15/14(b)..........................................          493
        445   Dobson Communications Corp.
                8.875% 10/01/13(b)..........................................          349
              Inmarsat Finance PLC
                11/15/12(c)
        350     (10.375% 11/15/08)..........................................          247
        360   Intelsat Bermuda Ltd.
                8.250% 01/15/13(a)..........................................          364
      1,000   Nextel Communications, Inc.
                7.375% 08/01/15.............................................        1,056
        500   Nextel Partners, Inc.
                8.125% 07/01/11.............................................          531
        870   Qwest Capital Funding, Inc.
                7.250% 02/15/11(b)..........................................          811
      1,000   Qwest Services Corp.
                14.000% 12/15/10(a).........................................        1,158
        315   Rogers Wireless, Inc.
                9.750% 06/01/16.............................................          372
      7,197   SBC Communications, Inc.
                5.750% 05/02/06.............................................        7,329
              Sprint Capital Corp.
      1,009     6.125% 11/15/08.............................................        1,055
      5,223     8.375% 03/15/12.............................................        6,104
      2,977     8.750% 03/15/32.............................................        3,862
         95   Telcordia Technologies
                10.000% 03/15/13(a).........................................           94
      7,873   Telus Corp.
                7.500% 06/01/07.............................................        8,380
              Time Warner Telecom, Inc.
        350     9.750% 07/15/08(b)..........................................          341
        205     10.125% 02/01/11(b).........................................          198
        175   US LEC Corp.
                10.670% 10/01/09(d).........................................          179
        500   US Unwired, Inc.
                10.000% 06/15/12............................................          554
        159   Verizon Global Funding Corp.
                7.750% 12/01/30.............................................          192
      9,157   Verizon Pennsylvania, Inc.
                5.650% 11/15/11.............................................        9,402

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS -- (CONTINUED)
$       500   Western Wireless Corp.
                9.250% 07/15/13.............................................   $      570
        270   Zeus Special Subsidiary Ltd.
                02/01/15(a)(c)
                (9.250% 02/01/10)...........................................          170
                                                                               ----------
                                                                                   47,923
                                                                               ----------
                                                                                   93,083
                                                                               ----------
              CONSUMER CYCLICAL -- 2.7%
              AIRLINES -- 0.2%
              Continental Airlines, Inc.
      2,957     7.461% 04/01/15.............................................        2,778
        500     7.568% 12/01/06.............................................          398
        760   Northwest Airlines, Inc.
                9.875% 03/15/07(b)..........................................          566
                                                                               ----------
                                                                                    3,742
                                                                               ----------
              APPAREL -- 0.2%
      3,300   Jones Apparel Group, Inc.
                6.125% 11/15/34(a)..........................................        3,077
        650   Levi Strauss & Co.
                9.750% 01/15/15(a)(b).......................................          639
        300   Phillips-Van Heusen Corp.
                8.125% 05/01/13.............................................          314
                                                                               ----------
                                                                                    4,030
                                                                               ----------
              AUTO MANUFACTURERS -- 0.7%
      6,697   DaimlerChrysler NA Holding Corp.
                4.050% 06/04/08.............................................        6,503
      7,734   Ford Motor Co.
                7.450% 07/16/31(b)..........................................        6,996
        215   Navistar International Corp.
                7.500% 06/15/11.............................................          217
                                                                               ----------
                                                                                   13,716
                                                                               ----------
              AUTO PARTS AND EQUIPMENT -- 0.1%
        400   Cooper-Standard Automotive, Inc.
                8.375% 12/15/14(a)..........................................          324
        250   Delco Remy International, Inc.
                9.375% 04/15/12(b)..........................................          210
        350   Dura Operating Corp.
                8.625% 04/15/12.............................................          323
        700   Goodyear Tire & Rubber Co.
                7.857% 08/15/11(b)..........................................          676
                                                                               ----------
                                                                                    1,533
                                                                               ----------
              DISTRIBUTION/WHOLESALE -- 0.0%
        130   Buhrmann US, Inc.
                7.875% 03/01/15(a)(b).......................................          130
                                                                               ----------
              ENTERTAINMENT -- 0.2%
        605   AMC Entertainment, Inc.
                9.875% 02/01/12(b)..........................................          638
        600   LCE Acquisition Corp.
                9.000% 08/01/14(a)..........................................          597
        170   Mohegan Tribal Gaming Authority
                6.125% 02/15/13(a)..........................................          167
        310   Penn National Gaming, Inc.
                6.750% 03/01/15(a)(b).......................................          305

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              ENTERTAINMENT -- (CONTINUED)
$       370   River Rock Entertainment Authority
                9.750% 11/01/11.............................................   $      405
        280   Seneca Gaming Corp.
                7.250% 05/01/12.............................................          279
        665   Six Flags, Inc.
                9.625% 06/01/14.............................................          613
        600   Warner Music Group
                7.375% 04/15/14.............................................          618
        230   WMG Holdings Corp.
                9.760% 12/15/14(a)..........................................          232
                                                                               ----------
                                                                                    3,854
                                                                               ----------
              HOME BUILDERS -- 0.4%
      3,662   Beazer Homes USA, Inc.
                6.500% 11/15/13.............................................        3,580
      1,820   K. Hovnanian Enterprises, Inc.
                6.500% 01/15/14.............................................        1,779
      2,455   KB Home
                5.750% 02/01/14.............................................        2,351
                                                                               ----------
                                                                                    7,710
                                                                               ----------
              HOME FURNISHINGS -- 0.0%
        280   ALH Finance LLC
                8.500% 01/15/13(b)..........................................          273
        300   WII Components, Inc.
                10.000% 02/15/12............................................          308
                                                                               ----------
                                                                                      581
                                                                               ----------
              LEISURE TIME -- 0.1%
        500   AMF Bowling Worldwide, Inc.
                10.000% 03/01/10............................................          512
        330   Equinox Holdings, Inc.
                9.000% 12/15/09(b)..........................................          347
        300   Hard Rock Hotel, Inc.
                8.875% 06/01/13.............................................          323
        195   K2, Inc.
                7.375% 07/01/14.............................................          202
        475   Town Sports International, Inc.
                02/01/14(c)
                (11.00%, 02/01/09)..........................................          279
                                                                               ----------
                                                                                    1,663
                                                                               ----------
              LODGING -- 0.1%
        270   Circus & Eldorado/Silver Legacy Capital Corp.
                10.125% 03/01/12............................................          289
        285   Inn of the Mountain Gods Resort & Casino
                12.000% 11/15/10............................................          335
        500   MGM Mirage
                6.750% 09/01/12.............................................          504
        145   Pinnacle Entertainment, Inc.
                8.250% 03/15/12(b)..........................................          145
        500   Wynn Las Vegas LLC
                6.625% 12/01/14(a)..........................................          475
                                                                               ----------
                                                                                    1,748
                                                                               ----------
              RETAIL -- 0.7%
        500   Asbury Automotive Group, Inc.
                8.000% 03/15/14.............................................          485

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              RETAIL -- (CONTINUED)
$     2,028   CVS Corp.
                5.298% 01/11/27(a)..........................................   $    2,029
        250   Finlay Fine Jewelry Corp.
                8.375% 06/01/12.............................................          236
        240   Kohl's Corp.
                6.700% 02/01/06.............................................          245
        240   Landry's Restaurants, Inc.
                7.500% 12/15/14(a)..........................................          233
              Rite Aid Corp.
         90     7.500% 01/15/15(a)..........................................           86
        270     9.250% 06/01/13(b)..........................................          269
        310   Saks, Inc.
                7.000% 12/01/13.............................................          281
        140   Suburban Propane Partners
                6.875% 12/15/13(a)..........................................          138
              Target Corp.
      1,320     5.375% 06/15/09(b)..........................................        1,362
      2,876     5.400% 10/01/08.............................................        2,966
      4,057   Wal-Mart Stores, Inc.
                5.450% 08/01/06.............................................        4,136
                                                                               ----------
                                                                                   12,466
                                                                               ----------
                                                                                   51,173
                                                                               ----------
              CONSUMER NON-CYCLICAL -- 2.2%
              AGRICULTURE -- 0.0%
        295   North Atlantic Trading Co., Inc.
                9.250% 03/01/12(b)..........................................          222
                                                                               ----------
              BEVERAGES -- 0.2%
      2,856   Anheuser-Busch Companies, Inc.
                5.950% 01/15/33.............................................        3,050
        240   Constellation Brands, Inc.
                8.125% 01/15/12.............................................          257
                                                                               ----------
                                                                                    3,307
                                                                               ----------
              COMMERCIAL SERVICES -- 0.2%
        265   Corrections Corp. of America
                6.250% 03/15/13(a)..........................................          253
        300   Dollar Financial Group, Inc.
                9.750% 11/15/11.............................................          320
        310   GEO Group, Inc.
                8.250% 07/15/13.............................................          316
      1,000   Language Line, Inc.
                11.125% 06/15/12............................................        1,043
        500   NationsRent Companies, Inc.
                9.500% 10/15/10.............................................          535
        345   Service Corp. International
                7.700% 04/15/09.............................................          355
        500   Vertis, Inc.
                10.875% 06/15/09(b).........................................          483
                                                                               ----------
                                                                                    3,305
                                                                               ----------
              COSMETICS/PERSONAL CARE -- 0.1%
        295   DEL Laboratories, Inc.
                8.000% 02/01/12(a)..........................................          283
        250   Elizabeth Arden, Inc.
                7.750% 01/15/14.............................................          258
      1,926   Procter & Gamble Co.
                4.750% 06/15/07.............................................        1,953

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 62

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              COSMETICS/PERSONAL CARE -- (CONTINUED)
              Revlon Consumer Products
$       190     8.625% 02/01/08(b)..........................................   $      175
        230     9.500% 04/01/11(a)..........................................          226
                                                                               ----------
                                                                                    2,895
                                                                               ----------
              FOOD -- 0.8%
      5,772   Cadbury-Schweppes US Finance LLC
                5.125% 10/01/13(a)..........................................        5,734
         70   Dole Food Co., Inc.
                8.625% 05/01/09.............................................           74
      6,630   Fred Myer, Inc.
                7.450% 03/01/08.............................................        7,105
        700   Merisant Co.
                10.250% 07/15/13(a).........................................          602
        600   Pinnacle Foods Holding Corp.
                8.250% 12/01/13(b)..........................................          513
        600   Stater Brothers Holdings, Inc.
                8.125% 06/15/12.............................................          579
        440   United Agri Products
                8.250% 12/15/11.............................................          458
                                                                               ----------
                                                                                   15,065
                                                                               ----------
              HEALTHCARE PRODUCTS -- 0.0%
      1,300   MQ Associates, Inc.
                08/15/12(b)(c)
                (12.250% 08/15/07)..........................................          741
                                                                               ----------
              HEALTHCARE SERVICES -- 0.5%
        115   DaVita, Inc.
                7.250% 03/15/15(a)..........................................          112
        500   InSight Health Services Corp.
                9.875% 11/01/11.............................................          490
        170   Select Medical Corp.
                7.625% 02/01/15(a)..........................................          170
        750   Tenet Healthcare Corp.
                9.875% 07/01/14.............................................          780
        145   US Oncology Holdings, Inc.
                8.620% 03/15/15(a)..........................................          137
        500   US Oncology, Inc.
                9.000% 08/15/12(a)..........................................          528
      6,769   WellPoint Health Networks, Inc.
                6.375% 06/15/06.............................................        6,941
                                                                               ----------
                                                                                    9,158
                                                                               ----------
              HOUSEHOLD PRODUCTS/WARES -- 0.2%
        600   Amscan Holdings, Inc.
                8.750% 05/01/14.............................................          582
      1,926   Fortune Brands, Inc.
                2.875% 12/01/06.............................................        1,891
        475   Playtex Products, Inc.
                9.375% 06/01/11(b)..........................................          494
                                                                               ----------
                                                                                    2,967
                                                                               ----------

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              PHARMACEUTICALS -- 0.1%
$     1,819   Bristol-Myers Squibb Co.
                4.750% 10/01/06.............................................   $    1,842
        435   Elan Finance PLC
                7.750% 11/15/11(a)(b).......................................          325
        160   Warner Chilcott Corp.
                8.750% 02/01/15(a)..........................................          161
                                                                               ----------
                                                                                    2,328
                                                                               ----------
              TELECOMMUNICATIONS -- 0.1%
        500   American Cellular Corp.
                10.000% 08/01/11............................................          460
        400   AXtel SA
                11.000% 12/15/13............................................          423
        410   Horizon PCS, Inc.
                11.375% 07/15/12(a).........................................          465
        500   Rural Cellular Corp.
                8.250% 03/15/12.............................................          510
                                                                               ----------
                                                                                    1,858
                                                                               ----------
                                                                                   41,846
                                                                               ----------
              DIVERSIFIED -- 0.4%
              HOLDING COMPANIES DIVERSIFIED -- 0.4%
        500   Atlantic Broadband Finance LLC
                9.375% 01/15/14(a)(b).......................................          480
              Hutchison Whampoa International Ltd.
      6,000     6.250% 01/24/14(a)..........................................        6,240
      1,000     7.450% 11/24/33(a)..........................................        1,101
                                                                               ----------
                                                                                    7,821
                                                                               ----------
              ENERGY -- 3.2%
              OIL AND GAS -- 2.3%
      3,500   Amerada Hess Corp.
                7.300% 08/15/31.............................................        3,946
        230   Chesapeake Energy Corp.
                7.500% 06/15/14.............................................          243
        500   Compton Petroleum Corp.
                9.900% 05/15/09.............................................          543
              Conoco Funding Co.
      3,495     5.450% 10/15/06.............................................        3,570
      4,830     6.350% 10/15/11.............................................        5,264
        220   Delta Petroleum Corp.
                7.000% 04/01/15(a)..........................................          212
      3,225   Gazprom International SA
                7.201% 02/01/20(a)..........................................        3,290
      1,040   Nexen, Inc.
                7.875% 03/15/32.............................................        1,269
        600   Ocean Rig Norway AS
                10.250% 06/01/08............................................          614
      3,075   Pemex Project Funding Master Trust
                7.375% 12/15/14(b)..........................................        3,290
      6,526   Pioneer Natural Resources Co.
                6.500% 01/15/08.............................................        6,835
        240   Premcor Refining Group, Inc.
                7.500% 06/15/15.............................................          247
        200   Pride International, Inc.
                7.375% 07/15/14.............................................          212

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              OIL AND GAS -- (CONTINUED)
$     7,032   USX Corp.
                6.650% 02/01/06.............................................   $    7,184
      5,520   XTO Energy, Inc.
                7.500% 04/15/12.............................................        6,323
                                                                               ----------
                                                                                   43,042
                                                                               ----------
              PIPELINES -- 0.9%
      1,674   CenterPoint Energy Resources Corp.
                7.875% 04/01/13.............................................        1,940
      1,000   Coastal Corp.
                7.750% 06/15/10.............................................        1,000
      3,144   Consolidated Natural Gas Co.
                5.375% 11/01/06.............................................        3,201
      4,046   Duke Capital LLC
                4.370% 03/01/09.............................................        3,977
        750   Dynegy Holdings, Inc.
                6.875% 04/01/11(b)..........................................          666
        900   Sonat, Inc.
                7.625% 07/15/11.............................................          889
      3,991   Teppco Partners LP
                7.625% 02/15/12.............................................        4,519
        500   Williams Companies, Inc.
                8.125% 03/15/12.............................................          548
                                                                               ----------
                                                                                   16,740
                                                                               ----------
                                                                                   59,782
                                                                               ----------
              FINANCIALS -- 13.6%
              BANKS -- 3.4%
      2,100   Bank of New York Co., Inc.
                3.900% 09/01/07.............................................        2,082
     10,455   Bank One Corp.
                6.000% 08/01/08.............................................       10,938
      1,220   Chinatrust Commercial Bank
                5.625% 12/17/49(a)(b)(i)....................................        1,193
      7,489   First Union National Bank
                5.800% 12/01/08.............................................        7,810
        479   Korea Development Bank
                7.250% 05/15/06.............................................          495
      2,861   Mellon Funding Corp.
                4.875% 06/15/07.............................................        2,901
      5,096   National City Bank
                4.625% 05/01/13.............................................        4,956
      5,628   PNC Funding Corp.
                5.750% 08/01/06.............................................        5,752
      5,292   Popular North America, Inc.
                6.125% 10/15/06.............................................        5,435
      6,000   Rabobank Capital Funding II
                5.260% 12/29/49(a)(i).......................................        6,027
      6,846   Union Planters Corp.
                4.375% 12/01/10.............................................        6,658
              US Bank NA
      3,654     2.850% 11/15/06.............................................        3,586
      6,752     6.375% 08/01/11.............................................        7,314
                                                                               ----------
                                                                                   65,147
                                                                               ----------

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES -- 8.1%
$       120   Altra Industrial Motion, Inc.
                9.000% 12/01/11(a)..........................................   $      119
              American Express Co.
      1,887     3.750% 11/20/07.............................................        1,858
      2,746     4.750% 06/17/09.............................................        2,765
      4,535     5.500% 09/12/06.............................................        4,627
      2,090   American General Finance Corp.
                2.750% 06/15/08.............................................        1,978
              Bear Stearns Companies, Inc.
      6,256     4.500% 10/28/10.............................................        6,149
      1,944     5.700% 01/15/07.............................................        1,993
      2,415   Capital One Bank
                5.000% 06/15/09.............................................        2,426
              Caterpillar Financial Services Corp.
      3,142     2.350% 09/15/06.............................................        3,070
      4,968     5.950% 05/01/06.............................................        5,072
      2,752   CIT Group, Inc.
                7.375% 04/02/07.............................................        2,910
      6,000   Citicorp
                8.040% 12/15/19(a)..........................................        7,127
      2,557   Citigroup Global Markets Holdings, Inc.
                6.500% 02/15/08.............................................        2,707
     10,093   Countrywide Home Loans, Inc.
                5.500% 08/01/06.............................................       10,262
              Credit Suisse First Boston USA, Inc.
        700     4.625% 01/15/08(b)..........................................          704
      3,452     6.125% 11/15/11.............................................        3,662
        265   E*Trade Financial Corp.
                8.000% 06/15/11.............................................          273
      1,600   Ford Motor Credit Co.
                7.375% 02/01/11.............................................        1,590
      3,225   Fund American Companies, Inc.
                5.875% 05/15/13.............................................        3,274
      8,000   General Electric Capital Corp.
                6.750% 03/15/32.............................................        9,235
              General Motors Acceptance Corp.
      4,263     6.150% 04/05/07.............................................        4,182
      2,782     6.875% 09/15/11.............................................        2,517
        295   Global Cash Access LLC/Global Cash Finance Corp.
                8.750% 03/15/12.............................................          313
              Goldman Sachs Group, Inc.
      1,200     4.125% 01/15/08.............................................        1,190
      5,858     6.600% 01/15/12.............................................        6,339
              HSBC Finance Corp.
      4,336     5.875% 02/01/09.............................................        4,512
      1,907     6.375% 11/27/12.............................................        2,062
      3,546     7.200% 07/15/06.............................................        3,683
      2,000     7.875% 03/01/07.............................................        2,130
        150   Innophos Investments
                10.771% 02/15/15(a)(d)......................................          149
              International Lease Finance Corp.
      6,760     3.500% 04/01/09.............................................        6,470
      1,743     4.500% 05/01/08.............................................        1,732
      7,008   JPMorgan Chase & Co.
                7.250% 06/01/07.............................................        7,420

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 64

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES -- (CONTINUED)
$       600   LaBranche & Co., Inc.
                11.000% 05/15/12............................................   $      636
      4,530   Lehman Brothers Holdings, Inc.
                7.000% 02/01/08.............................................        4,834
      2,213   MassMutual Global Funding II
                2.550% 07/15/08(a)..........................................        2,088
              Merrill Lynch & Co., Inc.
      2,538     2.070% 06/12/06.............................................        2,486
      2,717     3.700% 04/21/08.............................................        2,664
      5,640     6.000% 02/17/09.............................................        5,900
      4,509   Morgan Stanley
                6.750% 04/15/11.............................................        4,914
              National Rural Utilities Cooperative Finance Corp.
      2,226     3.250% 10/01/07.............................................        2,163
      2,700     5.750% 08/28/09.............................................        2,812
EUR     120   Nycomed SA
                11.750% 09/15/13(a).........................................          147
$     6,773   Prudential Funding LLC
                6.600% 05/15/08(a)..........................................        7,181
      3,000   UFJ Finance Aruba AEC
                6.750% 07/15/13.............................................        3,230
              Virgin River Casino Corp./RBG LLC/B&BB, Inc.
        175     01/15/13(a)(c) (12.750%, 01/15/09)..........................          112
        104     9.000% 01/15/12(a)..........................................          108
        350   Visant Corp.
                7.625% 10/01/12.............................................          346
                                                                               ----------
                                                                                  154,121
                                                                               ----------
              INSURANCE -- 0.1%
        938   Metlife, Inc.
                5.375% 12/15/12.............................................          958
                                                                               ----------
              REAL ESTATE -- 0.4%
              EOP Operating LP
      3,822     4.750% 03/15/14.............................................        3,584
      3,136     7.000% 07/15/11(b)..........................................        3,454
                                                                               ----------
                                                                                    7,038
                                                                               ----------
              REAL ESTATE INVESTMENT TRUST (REITS) -- 1.0%
      5,483   Camden Property Trust
                5.375% 12/15/13.............................................        5,501
      2,311   Health Care Property Investors, Inc.
                6.450% 06/25/12.............................................        2,482
      5,439   iStar Financial, Inc.
                4.875% 01/15/09.............................................        5,370
      5,283   Simon Property Group LP
                3.750% 01/30/09.............................................        5,070
        680   Thornburg Mortgage, Inc.
                8.000% 05/15/13.............................................          707
                                                                               ----------
                                                                                   19,130
                                                                               ----------

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              SAVINGS AND LOANS -- 0.6%
              Washington Mutual, Inc.
$     6,200     4.625% 04/01/14.............................................   $    5,857
      6,302     5.625% 01/15/07.............................................        6,444
                                                                               ----------
                                                                                   12,301
                                                                               ----------
                                                                                  258,695
                                                                               ----------
              INDUSTRIALS -- 1.9%
              AEROSPACE AND DEFENSE -- 0.4%
        205   Argo-Tech Corp.
                9.250% 06/01/11.............................................          220
      1,050   BE Aerospace, Inc.
                8.875% 05/01/11.............................................        1,063
      3,782   Northrop Grumman Corp.
                7.125% 02/15/11.............................................        4,218
      2,200   Raytheon Co.
                5.375% 04/01/13(b)..........................................        2,232
         65   Sequa Corp.
                9.000% 08/01/09.............................................           70
        295   TransDigm, Inc.
                8.375% 07/15/11.............................................          303
                                                                               ----------
                                                                                    8,106
                                                                               ----------
              BUILDING MATERIALS -- 0.1%
        360   ACIH, Inc.
                12/15/12(a)(c) (11.500%, 12/15/07)..........................          254
        220   Associated Materials, Inc.
                03/01/14(b)(c) (11.250%, 03/01/09)..........................          153
        150   Nortek, Inc.
                8.500% 09/01/14.............................................          145
        180   RMCC Acquisition Co.
                9.500% 11/01/12(a)..........................................          176
        240   US Concrete, Inc.
                8.375% 04/01/14.............................................          239
                                                                               ----------
                                                                                      967
                                                                               ----------
              ELECTRICAL COMPONENTS AND EQUIPMENT -- 0.0%
        500   Coleman Cable, Inc.
                9.875% 10/01/12(a)..........................................          510
                                                                               ----------
              ELECTRONICS -- 0.0%
        500   Flextronics International Ltd.
                6.250% 11/15/14.............................................          475
        160   Sanmina-SCI Corp.
                6.750% 03/01/13(a)..........................................          150
                                                                               ----------
                                                                                      625
                                                                               ----------
              ENGINEERING AND CONSTRUCTION -- 0.0%
        500   J. Ray McDermott SA
                11.000% 12/15/13(a).........................................          560
                                                                               ----------
              ENVIRONMENTAL CONTROL -- 0.4%
              Allied Waste NA, Inc.
        175     7.250% 03/15/15(a)..........................................          165
      1,000     7.875% 04/15/13.............................................          998
      5,056   Waste Management, Inc.
                7.375% 08/01/10.............................................        5,635

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              ENVIRONMENTAL CONTROL -- (CONTINUED)
$       500   Waste Services, Inc.
                9.500% 04/15/14(a)(b).......................................   $      505
                                                                               ----------
                                                                                    7,303
                                                                               ----------
              MACHINERY DIVERSIFIED -- 0.0%
        335   Douglas Dynamics LLC
                7.750% 01/15/12(a)(b).......................................          328
                                                                               ----------
              METAL FABRICATE/HARDWARE -- 0.1%
        750   FastenTech, Inc.
                11.500% 05/01/11(a).........................................          805
        750   Mueller Holdings, Inc.
                04/15/14(c) (14.750%, 04/15/09).............................          518
        385   TriMas Corp.
                9.875% 06/15/12.............................................          393
                                                                               ----------
                                                                                    1,716
                                                                               ----------
              MISCELLANEOUS MANUFACTURING -- 0.2%
        355   Bombardier, Inc.
                6.300% 05/01/14(a)(b).......................................          297
      2,108   General Electric Co.
                5.000% 02/01/13.............................................        2,105
        275   JB Poindexter & Co., Inc.
                8.750% 03/15/14(a)..........................................          274
        500   Koppers, Inc.
                9.875% 10/15/13.............................................          558
        180   Reddy Ice Holdings, Inc.
                11/01/12(a)(c) (10.500% 11/01/08)...........................          129
        220   Samsonite Corp.
                8.875% 06/01/11.............................................          230
                                                                               ----------
                                                                                    3,593
                                                                               ----------
              PACKAGING AND CONTAINERS -- 0.1%
        500   Crown European Holdings SA
                10.875% 03/01/13............................................          580
        280   Jefferson Smurfit Corp.
                8.250% 10/01/12.............................................          288
        400   Owens-Brockway Glass Container
                6.750% 12/01/14(a)..........................................          392
                                                                               ----------
                                                                                    1,260
                                                                               ----------
              TRANSPORTATION -- 0.6%
      4,184   Burlington Northern Santa Fe Corp.
                6.750% 07/15/11.............................................        4,592
      3,339   Canadian National Railway Co.
                6.900% 07/15/28.............................................        3,892
              CHC Helicopter Corp.
        500     7.375% 05/01/14(a)..........................................          487
        185     7.375% 05/01/14.............................................          180
        385   QDI Capital Corp.
                9.000% 11/15/10.............................................          377
        800   Ship Finance International Ltd.
                8.500% 12/15/13.............................................          792

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              TRANSPORTATION -- (CONTINUED)
$     1,000   Stena AB
                7.000% 12/01/16.............................................   $      925
        210   TFM SA de CV
                10.250% 06/15/07............................................          223
                                                                               ----------
                                                                                   11,468
                                                                               ----------
                                                                                   36,436
                                                                               ----------
              TECHNOLOGY -- 0.5%
              COMPUTERS -- 0.5%
      6,394   Hewlett-Packard Co.
                5.750% 12/15/06.............................................        6,556
      3,173   International Business Machines Corp.
                4.875% 10/01/06.............................................        3,215
                                                                               ----------
                                                                                    9,771
                                                                               ----------
              SEMICONDUCTORS -- 0.0%
        365   Amkor Technology, Inc.
                9.250% 02/15/08(b)..........................................          349
                                                                               ----------
                                                                                   10,120
                                                                               ----------
              UTILITIES -- 3.3%
              ELECTRIC -- 3.3%
      5,830   AEP Texas Central Co.
                6.650% 02/15/33.............................................        6,496
      1,804   Appalachian Power Co.
                3.600% 05/15/08.............................................        1,751
        600   Calpine Corp.
                12.390% 07/15/10(a)(b)......................................          471
        510   Calpine Generating Co. LLC
                11.050% 04/01/11(b)(d)......................................          487
      2,980   Con Edison Co.
                4.700% 06/15/09.............................................        2,996
        912   Dominion Resources, Inc.
                5.000% 03/15/13.............................................          899
        500   Edison Mission Energy
                9.875% 04/15/11.............................................          578
      2,125   Exelon Generation Co. LLC
                5.350% 01/15/14.............................................        2,133
              FirstEnergy Corp.
      2,626     6.450% 11/15/11.............................................        2,771
      1,341     7.375% 11/15/31.............................................        1,519
        636   FPL Energy National Wind
                5.608% 03/10/24(a)..........................................          629
      2,190   Kiowa Power Partners LLC
                5.737% 03/30/21(a)..........................................        2,143
      4,302   Midamerican Energy Holdings Co.
                5.000% 02/15/14.............................................        4,198
      3,631   NiSource Finance Corp.
                5.400% 07/15/14.............................................        3,657
        700   Orion Power Holdings, Inc.
                12.000% 05/01/10............................................          851
              Pacific Gas & Electric Co.
        976     4.200% 03/01/11.............................................          940
      1,377     6.050% 03/01/34.............................................        1,414
      1,416   Pepco Holdings, Inc.
                5.500% 08/15/07.............................................        1,449
      7,344   Progress Energy, Inc.
                6.050% 04/15/07.............................................        7,575

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 66

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              ELECTRIC -- (CONTINUED)
$       500   PSEG Energy Holdings LLC
                8.625% 02/15/08.............................................   $      528
      1,701   Public Service Electric & Gas Co.
                4.000% 11/01/08.............................................        1,670
      3,248   Southern Co. Capital Funding Inc.
                5.300% 02/01/07.............................................        3,340
      1,753   Southern Power Co.
                6.250% 07/15/12.............................................        1,883
        245   Texas Genco LLC
                6.875% 12/15/14(a)..........................................          246
              TXU Corp.
      3,450     5.550% 11/15/14(a)..........................................        3,272
      5,000     6.550% 11/15/34(a)..........................................        4,739
      3,516   Virginia Electric & Power Co.
                5.375% 02/01/07.............................................        3,584
                                                                               ----------
                                                                                   62,219
                                                                               ----------
              TOTAL CORPORATE FIXED-INCOME BONDS AND NOTES
                (Cost $649,880).............................................      654,245
                                                                               ----------
              MORTGAGE-BACKED SECURITIES -- 33.8%
              AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.0%
              Federal Home Loan Mortgage Corp.
     10,000     4.000% 11/15/16.............................................        9,615
     18,935     5.500% 01/15/23-05/15/27, Interest Only.....................        1,671
              Federal National Mortgage Association
     10,000     4.500% 04/25/17.............................................        9,839
      8,781     5.500% 08/25/17.............................................        8,916
      8,178     6.000% 04/25/17.............................................        8,515
         16     8.250% 03/25/06.............................................           16
                                                                               ----------
                                                                                   38,572
                                                                               ----------
              MORTGAGE-BACKED OBLIGATIONS -- 31.8%
              Federal Home Loan Mortgage Corp.
     21,034     6.500% 11/01/32.............................................       21,861
      2,000     6.750% 03/15/31.............................................        2,439
        299     8.500% 11/01/26.............................................          326
         56     8.000% 11/01/09-04/01/10....................................           59
                TBA
     15,000     5.500% 03/15/35(e)..........................................       15,038
     20,000     6.000% 03/15/35(e)..........................................       20,463
     67,000     4.500% 03/15/20-03/15/35(e).................................       64,695
              Federal National Mortgage Association
         71     4.185% 08/01/36(d)..........................................           72
        198     6.000% 09/01/16-04/25/17....................................          204
     12,216     6.500% 05/01/32-05/01/33....................................       12,705
        357     7.000% 10/01/11.............................................          374
        644     8.000% 12/01/09.............................................          657
        110     10.000% 09/01/18............................................          123

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              MORTGAGE-BACKED OBLIGATIONS -- (CONTINUED)
                TBA
$    39,000     5.500% 03/15/35(e)..........................................   $   39,048
    105,500     6.500% 04/15/35(e)..........................................      109,455
    254,086     5.000% 04/15/20-04/15/35(e).................................      251,420
              Government National Mortgage Association
     59,559     5.500% 03/15/35.............................................       60,080
      2,758     7.500% 12/15/23-07/20/28....................................        2,970
        209     8.500% 12/15/05-02/15/25....................................          230
         35     8.000% 11/15/07-05/15/17....................................           37
         12     9.500% 06/15/09-09/15/09....................................           13
         13     13.000% 01/15/11-02/15/11...................................           15
      2,303     7.000% 01/15/30.............................................        2,438
                                                                               ----------
                                                                                  604,722
                                                                               ----------
              TOTAL MORTGAGE-BACKED SECURITIES
                (Cost $646,746).............................................      643,294
                                                                               ----------
              GOVERNMENT AGENCIES AND OBLIGATIONS -- 22.7%
              FOREIGN GOVERNMENT BONDS -- 6.3%
JPY 475,000   African Development Bank
                1.950% 03/23/10.............................................        4,743
USD   1,000   Aries Vermoegensverwaltungs GmbH
                9.600% 10/25/14.............................................        1,203
EUR     870   Corp. Andina de Fomento
                6.375% 06/18/09.............................................        1,257
JPY 300,000   Eksportfinans A/S
                1.800% 06/21/10.............................................        2,976
              European Investment Bank
EUR     860     3.625% 10/15/13.............................................        1,127
GBP     190     7.625% 12/07/07.............................................          383
USD   2,425   Export-Import Bank of Korea
                4.625% 03/16/10(b)..........................................        2,388
              Federal Republic of Brazil
      1,804     3.125% 04/15/12(d)..........................................        1,694
      1,925     10.250% 06/17/13(b).........................................        2,093
      1,715     14.500% 10/15/09............................................        2,154
              Federal Republic of Germany
EUR   3,110     4.250% 07/04/14.............................................        4,253
EUR   2,575     5.250% 07/04/10.............................................        3,694
              Government of Canada
CAD   2,240     5.250% 06/01/13.............................................        1,977
CAD     400     5.500% 06/01/10.............................................          355
EUR     725   Government of Finland
                5.375% 07/04/13.............................................        1,069
JPY 120,000   Inter-American Development Bank
                1.900% 07/08/09.............................................        1,196
JPY 315,000   International Bank for Reconstruction & Development
                2.000% 02/18/08.............................................        3,095
EUR   1,570   Irish Treasury Bond
                5.000% 04/18/13.............................................        2,263
NOK   3,975   Kingdom of Norway
                6.000% 05/16/11.............................................          708

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              FOREIGN GOVERNMENT BONDS -- (CONTINUED)
              Kingdom of Spain
EUR   2,765     5.000% 07/30/12.............................................   $    3,966
              Kingdom of Sweden
SEK   2,110     4.000% 12/01/09.............................................          311
SEK   4,730     5.500% 10/08/12.............................................          759
AUD     620   New South Wales Treasury Corp.
                7.000% 12/01/10.............................................          504
              New Zealand Government
NZD   1,325     6.000% 11/15/11.............................................          932
NZD     250     6.500% 02/15/06.............................................          178
USD     600   Peoples Republic of China
                4.750% 10/29/13(b)..........................................          591
JPY 515,000   Province of Ontario
                1.875% 01/25/10.............................................        5,128
JPY 330,000   Republic of Italy
                0.375% 10/10/06.............................................        3,100
              Republic of Bulgaria
EUR     590     7.500% 01/15/13.............................................          949
USD     250     8.250% 01/15/15.............................................          304
      1,649   Republic of Chile
                5.500% 01/15/13.............................................        1,685
              Republic of Colombia
      1,578     9.750% 04/09/11.............................................        1,736
EUR     665     11.500% 05/31/11............................................        1,049
              Republic of France
EUR   2,640     4.750% 10/25/12.............................................        3,736
EUR   2,330     5.500% 10/25/10.............................................        3,389
EUR     730   Republic of Greece
                5.350% 05/18/11.............................................        1,053
EUR   5,620   Republic of Italy
                4.250% 11/01/09-02/01/15....................................        7,652
              Republic of Panama
USD     660     8.875% 09/30/27.............................................          711
        825     9.375% 07/23/12(b)..........................................          933
              Republic of Peru
EUR     170     7.500% 10/14/14.............................................          229
USD   1,490     9.125% 02/21/12.............................................        1,676
      1,580   Republic of Philippines
                10.625% 03/16/25(b).........................................        1,691
              Republic of Poland
        580     5.250% 01/15/14.............................................          589
PLN   2,700     6.000% 05/24/09.............................................          875
USD     450     6.250% 07/03/12.............................................          487
      2,768   Republic of South Africa
                6.500% 06/02/14.............................................        2,906
      2,000   Republic of Venezuela
                9.250% 09/15/27(b)..........................................        1,986
              Russian Federation
                3/31/30
      2,470     (5.000% 03/31/07)(b)(c).....................................        2,531
        580     8.750% 07/24/05.............................................          589
      1,200     10.000% 06/26/07(b).........................................        1,320
              United Kingdom Treasury
GBP   1,810     5.000% 09/07/14.............................................        3,501
GBP     255     6.250% 11/25/10.............................................          520

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              FOREIGN GOVERNMENT BONDS -- (CONTINUED)
              United Mexican States
USD   3,056     6.375% 01/16/13.............................................   $    3,171
EUR     840     7.375% 03/13/08.............................................        1,210
USD   8,141     7.500% 04/08/33.............................................        8,629
      8,545     8.375% 01/14/11.............................................        9,724
AUD     755   Victoria Treasury Corp.
                7.500% 08/15/08.............................................          613
                                                                               ----------
                                                                                  119,541
                                                                               ----------
              U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 16.4%
              Federal Home Loan Bank
$    54,000     04/13/05(f)(g)..............................................       53,951
     25,000     04/22/05(f).................................................       24,961
      2,300     3.625% 11/14/08.............................................        2,249
      2,500     3.875% 06/14/13(b)..........................................        2,365
              Federal Home Loan Mortgage Corp.
      4,000     2.875% 05/15/07.............................................        3,910
      4,078     4.500% 01/15/13(b)..........................................        4,009
      7,510     4.875% 11/15/13.............................................        7,542
      1,620     5.125% 01/15/12.............................................        2,315
      3,634     5.750% 03/15/09.............................................        3,814
      5,250     6.000% 06/15/11.............................................        5,631
              Federal National Mortgage Association
    320,000     2.125% 10/09/07.............................................        3,134
      4,000     3.250% 02/15/09.............................................        3,841
      7,000     4.125% 04/15/14(b)..........................................        6,645
     40,000     4.375% 07/17/13.............................................       38,315
      5,249     5.250% 01/15/09.............................................        5,410
      2,567     7.250% 05/15/30.............................................        3,309
              U.S. Treasury Bonds
      5,300     5.375% 02/15/31(b)..........................................        5,777
     32,500     6.250% 08/15/23-05/15/30(b).................................       38,362
      2,674   U.S. Treasury Inflation Index Notes
                3.875% 01/15/09.............................................        2,950
              U.S. Treasury Notes
      2,996     1.625% 01/15/15.............................................        2,952
      2,500     2.000% 08/31/05(b)..........................................        2,489
     21,500     3.000% 11/15/07(b)..........................................       21,033
      3,000     3.125% 01/31/07(b)..........................................        2,966
     20,000     3.625% 01/15/10(b)..........................................       19,521
     10,600     4.000% 02/15/15(b)..........................................       10,184
     70,650   U.S. Treasury STRIPS
                11/15/13-05/15/23(f)........................................       34,131
                                                                               ----------
                                                                                  311,766
                                                                               ----------
              TOTAL GOVERNMENT AGENCIES AND OBLIGATIONS
                (Cost $429,217).............................................      431,307
                                                                               ----------
              ASSET-BACKED SECURITIES -- 21.9%
     15,000   American Express Credit Account Master Trust
                3.160% 11/15/07(d)..........................................       15,001

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 68

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES -- (CONTINUED)
              AmeriCredit Automobile Receivables Trust
$     1,771     1.490% 05/07/07.............................................   $    1,767
      1,100     5.370% 06/12/08.............................................        1,109
        700   AQ Finance NIM Trust
                3.110% 08/25/08(a)(d).......................................          701
        394   Argent NIM Trust
                4.550% 04/25/34(a)..........................................          394
              Bank One Issuance Trust
      9,000     2.930% 06/15/10(d)..........................................        9,022
      2,089     2.940% 06/16/08.............................................        2,083
      4,250     3.040% 02/17/09(d)..........................................        4,256
              Bear Stearns Asset Backed Security, Inc.
      9,710     2.960% 02/25/35(d)..........................................        9,710
     10,038     3.200% 03/25/35(d)..........................................       10,044
      1,564     3.350% 08/25/34(d)..........................................        1,572
     10,000   Bear Stearns Commercial Mortgage Securities, Inc.
                3.869% 02/11/41.............................................        9,695
      1,891   BMW Vehicle Owner Trust
                1.940% 02/25/07.............................................        1,883
        189   Bombardier Capital Mortgage Securitization Corp.
                6.230% 04/15/28.............................................          192
              Capital Auto Receivables Asset Trust
      1,108     2.860% 01/16/06(d)..........................................        1,108
      1,236     3.090% 01/15/09(d)..........................................        1,239
        796     4.180% 10/15/07.............................................          798
      3,500   Capital One Master Trust
                4.550% 02/15/08.............................................        3,502
     10,000   Capital One Multi-Asset Execution Trust
                3.490% 07/15/08(d)..........................................       10,015
        377   Capital One Prime Auto Receivables Trust
                1.470% 06/15/06.............................................          376
      1,003   CDC Mortgage Capital Trust
                3.080% 03/25/34(d)..........................................        1,003
      2,630   Chase Credit Card Master Trust
                3.710% 07/16/07(d)..........................................        2,631
      1,561   Chase Funding Mortgage Loan
                2.960% 11/25/18(d)..........................................        1,561
         68   Chase Funding Net Interest Margin
                5.000% 01/27/35(a)..........................................           68
              Chase Manhattan Auto Owner Trust
      2,881     1.520% 05/15/07.............................................        2,861
      1,720     2.040% 12/15/09.............................................        1,683
      2,000     2.260% 11/15/07.............................................        1,979
      1,500     2.780% 06/15/10.............................................        1,475
     14,548   CIT Equipment Collateral
                4.670% 12/21/09.............................................       14,577
      4,100   Citibank Credit Card Issuance Trust
                4.400% 05/15/07.............................................        4,107

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES -- (CONTINUED)
$       488   ContiMortgage Home Equity Trust
                6.880% 01/15/28.............................................   $      493
              Countrywide Asset-Backed Certificates
     10,000     2.890% 05/25/35(d)..........................................       10,000
     12,184     2.940% 10/25/26(d)..........................................       12,184
     13,000     2.970% 03/25/35(d)..........................................       13,000
      1,964   First Alliance Mortgage Loan Trust
                7.625% 07/25/25.............................................        1,960
        468   First Plus Home Loan Trust
                7.720% 05/10/24.............................................          468
              Ford Credit Auto Owner Trust
      4,718     2.860% 01/15/07(d)..........................................        4,719
      5,000     3.160% 08/15/07.............................................        4,933
      6,610     5.180% 10/16/06.............................................        6,652
     50,160   GMAC Commercial Mortgage Securities, Inc., Interest Only
                1.519% 07/15/29(d)..........................................        1,962
      5,000   GMAC Mortgage Corp. Loan Trust
                2.930% 06/25/34(d)..........................................        5,002
      3,500   Gracechurch Card Funding PLC
                3.000% 02/17/09(d)..........................................        3,504
              Harley-Davidson Motorcycle Trust
        533     1.340% 01/15/08.............................................          531
        489     1.890% 02/15/11.............................................          474
      3,171     2.180% 01/15/09.............................................        3,144
      2,661     2.960% 02/15/12.............................................        2,622
              Honda Auto Receivables Owner Trust
      2,947     1.690% 02/21/07.............................................        2,928
      1,478     1.920% 11/20/06.............................................        1,473
        144     3.000% 05/18/06.............................................          144
      2,944   Household Automotive Trust
                2.310% 04/17/08.............................................        2,919
      7,673   Irwin Home Equity
                3.020% 09/25/17(d)..........................................        7,674
     15,327   Keycorp Student Loan Trust
                3.010% 07/25/29(d)..........................................       15,443
      8,340   Long Beach Mortgage Loan Trust
                2.930% 03/25/35(d)..........................................        8,340
     12,920   MBNA Credit Card Master Note Trust
                2.920% 08/17/09(d)..........................................       12,945
      7,000   MBNA Master Credit Card Trust USA
                3.110% 02/15/08(d)..........................................        7,004
        125   MMCA Automobile Trust
                5.750% 06/15/07.............................................          126
              Morgan Stanley ABS Capital
     10,000     2.910% 02/25/35(d)..........................................       10,000
     11,974     3.030% 05/25/34(d)..........................................       11,974
      1,321   Oakwood Mortgage Investors Inc.
                3.040% 05/15/13(d)..........................................        1,123
      5,820   Oncor Electric Delivery Transition Bond Co.
                2.260% 02/15/09.............................................        5,724

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES -- (CONTINUED)
$    10,750   Onyx Acceptance Auto Trust
                3.380% 01/15/08.............................................   $   10,715
     17,000   Popular ABS Mortgage Pass-Through Trust
                2.940% 04/25/35(d)..........................................       17,000
      9,000   Renaissance Home Equity Loan Trust
                2.870% 05/25/35(d)..........................................        9,000
      5,989   Residential Asset Mortgage Products, Inc.
                3.020% 08/25/22(d)..........................................        5,990
      2,652   Securitized Asset Backed Receivables LLC Trust
                3.100% 02/25/34(d)..........................................        2,652
              SLM Student Loan Trust
      4,500     2.730% 10/25/12(d)..........................................        4,501
     11,500     2.730% 04/25/14(d)..........................................       11,510
      4,500     2.740% 01/25/13(d)..........................................        4,505
      9,000     2.740% 01/25/13(b)(d).......................................        8,982
     15,281     2.810% 04/25/17(d)..........................................       15,315
     12,529     2.860% 01/25/12(d)..........................................       12,575
      5,922   Structured Asset Investment Loan Trust
                2.970% 03/25/35(d)..........................................        5,922
     10,732   The Money Store Home Equity Trust
                2.960% 08/15/29(d)..........................................       10,732
      9,585   Volkswagen Auto Lease Trust
                3.940% 10/20/10.............................................        9,489
              WFS Financial Owner Trust
      1,993     1.510% 07/20/07.............................................        1,982
      3,465     2.340% 08/22/11.............................................        3,395
      6,149   World Omni Auto Receivables Trust
                4.490% 08/20/08.............................................        6,169
                                                                               ----------
              TOTAL ASSET-BACKED SECURITIES
                (Cost $419,540).............................................      416,311
                                                                               ----------
  SHARES
   (000)
-----------
              INVESTMENT MANAGEMENT COMPANY -- 6.6%
    125,216   Nations Cash Reserves,
                Capital Class Shares(h).....................................      125,216
                                                                               ----------
              TOTAL INVESTMENT MANAGEMENT COMPANY
                (Cost $125,216).............................................      125,216
                                                                               ----------

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.1%
              COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.0%
              Bear Stearns Alt-A Trust
$     6,345     3.200% 10/25/33.............................................   $    6,352
      9,724     3.130% 01/25/35(d)..........................................        9,724
      8,932   Homebanc Mortgage Trust
                3.100% 03/25/35(d)..........................................        8,932
      9,904   IMPAC CMB Trust
                3.110% 04/25/35(d)..........................................        9,907
      7,000   IMPAC Secured Assets Common Owner Trust
                3.120% 12/25/31(d)..........................................        6,996
      8,944   MLCC Mortgage Investors, Inc.
                3.080% 02/25/30(d)..........................................        8,944
      5,904   Residential Accredit Loans
                3.150% 03/25/34(d)..........................................        5,910
                                                                               ----------
                                                                                   56,765
                                                                               ----------
              COMMERCIAL MORTGAGE BACKED SECURITIES -- 0.1%
     78,953   Merrill Lynch Mortgage Investors, Inc., Interest Only
                1.017% 12/15/30(d)..........................................        2,384
                                                                               ----------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost $60,224)..............................................       59,149
                                                                               ----------
              MUNICIPAL BONDS -- 0.5%
              EDUCATION -- 0.5%
              REVENUE BOND -- 0.5%
     10,267   Arizona Educational Loan Marketing Corp.
                3.010% 12/01/13(d)..........................................       10,267
                                                                               ----------
              TOTAL MUNICIPAL BONDS
                (Cost $10,278)..............................................       10,267
                                                                               ----------
              SHORT-TERM OBLIGATIONS -- 7.4%
              U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 7.4%
     90,000   Federal Home Loan Bank Discount Notes 04/08/05(f).............       89,953
     51,000   Federal Home Loan Mortgage Corp. Discount Notes 04/08/05(f)...       50,958
                                                                               ----------
                                                                                  140,911
                                                                               ----------
              TOTAL SHORT-TERM OBLIGATIONS
                (Cost $140,912).............................................      140,911
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- (CONTINUED)
              REPURCHASE AGREEMENTS(J) -- 6.9%
$    35,131   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
                04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
                $35,465 (repurchase proceeds $35,134).......................   $   35,134
     42,158   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
                Government Agency securities with various maturities to
                05/20/33, market value $42,712 (repurchase proceeds
                $42,161)....................................................       42,161
     54,882   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
                Government Agency securities with various maturities to
                03/01/35, market value $55,748 (repurchase proceeds
                $54,887)....................................................       54,887
                                                                               ----------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $132,182).............................................      132,182
                                                                               ----------
              TOTAL INVESTMENTS
                (Cost $2,614,195)(k)..............................     137.3%   2,612,882
                                                                               ----------
              OTHER ASSETS AND LIABILITIES (NET)..................     (37.3)%   (709,848)
                                                                               ----------
              NET ASSETS..........................................     100.0%  $1,903,034
                                                                               ==========

---------------

  Notes to Investment Portfolio:

(a)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $78,109, which represents 4.1% of net assets.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $127,988 and $126,690, respectively.

(c)
  Step bond.

(d)
  Floating rate note. The interest rate shown reflects the rate as of March 31, 2005.

(e)
  Security, or a portion thereof, purchased on a delayed delivery basis.

 (f)
  Zero coupon bond.

(g)
  Security pledged as collateral for open futures contracts and TBA's.

(h)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 (i)
  Variable rate security. The interest rate shown reflects the rate as of March 31, 2005.

 (j)
  This amount represents cash collateral received from securities lending activity (see Note 12).

(k)
  Cost for federal income tax purposes is $2,614,634. See Note 5 for additional information.

ACRONYMS:

AUD     --   Australian Dollar
CAD     --   Canadian Dollar
EUR     --   Euro Currency
GBP     --   Great Britain Pound
JPY     --   Japanese Yen
NOK     --   Norwegian Krone
NZD     --   New Zealand Dollar
PLN     --   Polish Zloty
SEK     --   Swedish Krona
STRIPS  --   Separate Trading of Registered Interest and Principal of
             Securities
TBA     --   To Be Announced

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


At March 31, 2005, the Fund held investments in the following security types:

SECURITY TYPE                                % OF NET ASSETS
------------------------------------------------------------
Mortgage-Backed Securities.................        33.8
Government Agencies & Obligations..........        30.1
Asset-Back Securities......................        21.9
Financials.................................        13.6
Repurchase Agreements......................         6.9
Investment Management Company..............         6.6
Communications.............................         4.9
Utilities..................................         3.3
Energy.....................................         3.2
Collateralized Mortgage Obligations                 3.1
Consumer Cyclical..........................         2.7
Consumer Non-Cyclical......................         2.2
Industrials................................         1.9
Basic Materials............................         1.7
Municipal Bonds............................         0.5
Technology.................................         0.5
Diversified................................         0.4
Other Assets & Liabilities, Net                   (37.3)
                                                  -----
                                                  100.0
                                                  =====

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 72

NATIONS FUNDS

Nations Strategic Income Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              GOVERNMENT AGENCIES AND OBLIGATIONS -- 40.8%
              FOREIGN GOVERNMENT BONDS -- 27.4%
              Aries Vermoegensverwaltungs GmbH
EUR     250     7.750% 10/25/09(a)..........................................   $    366
USD     250     9.600% 10/25/14.............................................        301
EUR     350   Corp. Andina de Fomento
                6.375% 06/18/09.............................................        506
GBP     100   European Investment Bank
                7.625% 12/07/07.............................................        202
              Federal Republic of Brazil
USD   5,669     3.125% 04/15/12(b)..........................................      5,322
      1,250     12.750% 01/15/20............................................      1,544
              Federal Republic of Germany
EUR   1,250     4.250% 07/04/14.............................................      1,710
EUR   1,270     5.250% 07/04/10.............................................      1,822
EUR     440     6.000% 07/04/07.............................................        614
              Government of Canada
CAD   2,575     5.250% 06/01/13.............................................      2,273
CAD   1,000     5.500% 06/01/10.............................................        888
USD     400   Government of Malaysia
                7.500% 07/15/11.............................................        453
              Kingdom of Norway
NOK   5,300     5.500% 05/15/09.............................................        909
NOK   5,080     6.000% 05/16/11.............................................        905
EUR     500   Kingdom of Spain
                5.500% 07/30/17.............................................        759
              Kingdom of Sweden
SEK  15,700     5.000% 01/28/09.............................................      2,392
SEK   9,265     6.750% 05/05/14.............................................      1,630
AUD   1,605   New South Wales Treasury Corp.
                7.000% 12/01/10.............................................      1,306
              New Zealand Government
NZD   3,345     6.000% 11/15/11.............................................      2,353
NZD   1,050     6.500% 02/15/06.............................................        748
NZD   1,305     7.000% 07/15/09.............................................        954
              Republic of Bulgaria
EUR     200     7.500% 01/15/13.............................................        322
USD     750     8.250% 01/15/15.............................................        912
        300     8.250% 01/15/15(a)..........................................        363
        971   Republic of Chile
                5.500% 01/15/13.............................................        992
              Republic of Colombia
        751     9.750% 04/09/11.............................................        827
        300     10.750% 01/15/13............................................        335
        300     11.750% 02/25/20............................................        357
              Republic of France
EUR   1,000     4.750% 10/25/12.............................................      1,415
EUR     350     5.500% 10/25/10.............................................        509
EUR     310   Republic of Greece
                5.350% 05/18/11.............................................        447

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              FOREIGN GOVERNMENT BONDS -- (CONTINUED)
EUR   2,135   Republic of Italy
                5.000% 02/01/12.............................................   $  3,047
              Republic of Panama
USD     400     8.875% 09/30/27(c)..........................................        430
        400     9.375% 07/23/12.............................................        452
              Republic of Peru
        680     5.000% 03/07/17(d)..........................................        636
EUR     380     7.500% 10/14/14.............................................        510
              Republic of Philippines
USD   1,200     8.875% 04/15/08.............................................      1,284
        200     10.625% 03/16/25(c).........................................        214
PLN   6,040   Republic of Poland
                6.000% 05/24/09.............................................      1,957
              Republic of South Africa
ZAR   4,500     3.000% 08/31/10.............................................        871
USD     176     6.500% 06/02/14.............................................        185
        500     7.375% 04/25/12.............................................        550
              Republic of Venezuela
        571     3.625% 12/18/07(b)..........................................        568
        250     9.250% 09/15/27(c)..........................................        248
              Russian Federation
                03/31/30
      4,800     (5.000% 03/31/07)(e)........................................      4,918
        500     8.750% 07/24/05.............................................        507
              United Kingdom Treasury
GBP     710     5.000% 09/07/14.............................................      1,373
GBP     400     7.500% 12/07/06.............................................        790
GBP     600     9.000% 07/12/11.............................................      1,399
              United Mexican States
USD   1,041     7.500% 04/08/33.............................................      1,102
      1,150     8.125% 12/30/19.............................................      1,318
        550     9.875% 02/01/10.............................................        655
      2,050     11.500% 05/15/26............................................      3,101
AUD   2,420   Victoria Treasury Corp.
                7.500% 08/15/08.............................................      1,964
                                                                               --------
                                                                                 62,515
                                                                               --------
              U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 13.4%
$       280   Federal Farm Credit Bank
                2.500% 03/15/06.............................................        277
        300   Federal Home Loan Bank
                2.000% 02/13/06.............................................        296
              Federal Home Loan Mortgage Corp.
      1,000     1.875% 02/15/06.............................................        985
        750     4.250% 06/15/05.............................................        752
      1,280     5.125% 10/15/08(c)..........................................      1,314
      1,010     5.750% 03/15/09.............................................      1,060
              Federal National Mortgage Association
      3,003     4.375% 07/17/13.............................................      2,877

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- (CONTINUED)
              U.S. Treasury Bonds
$     1,825     4.750% 05/15/14(c)..........................................   $  1,859
      1,740     6.875% 08/15/25.............................................      2,184
              U.S. Treasury Notes
      2,550     2.750% 06/30/06.............................................      2,524
      2,290     4.250% 08/15/13(c)..........................................      2,258
      4,650     4.750% 06/15/09.............................................      4,631
     13,800   U.S. Treasury STRIPS
                11/15/08-05/15/23(g)........................................      9,407
                                                                               --------
                                                                                 30,424
                                                                               --------
              TOTAL GOVERNMENT AGENCIES AND OBLIGATIONS
                (Cost $90,890)..............................................     92,939
                                                                               --------
              CORPORATE FIXED-INCOME BONDS AND NOTES -- 31.0%
              BASIC MATERIALS -- 1.4%
              CHEMICALS -- 0.4%
        500   Equistar Chemicals LP
                10.625% 05/01/11............................................        562
        150   Huntsman International LLC
                7.375% 01/01/15(a)(c).......................................        149
        325   Rhodia SA
                8.875% 06/01/11(c)..........................................        316
                                                                               --------
                                                                                  1,027
                                                                               --------
              FOREST PRODUCTS AND PAPER -- 0.8%
        160   Abitibi-Consolidated, Inc.
                8.375% 04/01/15.............................................        155
        180   Fraser Papers, Inc.
                8.750% 03/15/15.............................................        169
EUR     695   JSG Holding PLC
                11.500% 10/01/15(a)(h)......................................        840
$       255   Newark Group, Inc.
                9.750% 03/15/14.............................................        259
        200   Norske Skog Canada
                8.625% 06/15/11.............................................        207
         90   Tembec Industries, Inc.
                8.500% 02/01/11.............................................         85
                                                                               --------
                                                                                  1,715
                                                                               --------
              IRON/STEEL -- 0.1%
        300   Wise Metals Group LLC
                10.250% 05/15/12............................................        303
                                                                               --------
              METALS AND MINING -- 0.1%
        132   CODELCO, Inc.
                5.500% 10/15/13(a)..........................................        133
        100   Hudson Bay Mining and Smelting Co., Ltd.
                9.625% 01/15/12(a)..........................................        100
                                                                               --------
                                                                                    233
                                                                               --------
                                                                                  3,278
                                                                               --------

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              COMMUNICATIONS -- 5.4%
              ADVERTISING -- 0.2%
$       360   Advanstar Communications, Inc.
                12.000% 02/15/11............................................   $    387
                                                                               --------
              MEDIA -- 2.9%
        190   CBD Media Holdings LLC, Inc.
                9.250% 07/15/12.............................................        194
      1,030   Charter Communications LLC
                9.920% 04/01/11(e)..........................................        791
      1,200   CSC Holdings, Inc.
                6.750% 04/15/12(a)..........................................      1,191
      1,000   Dex Media East LLC/Dex Media East Finance Co.
                9.875% 11/15/09.............................................      1,100
        400   Dex Media, Inc.
                11/15/13
                (9.000% 11/15/08)(e)........................................        304
        200   DirecTV Holdings LLC
                8.375% 03/15/13.............................................        216
        165   Fisher Communications, Inc.
                8.625% 09/15/14.............................................        176
        155   Granite Broadcasting Corp.
                9.750% 12/01/10(c)..........................................        144
        460   Hollinger, Inc.
                12.875% 03/01/11(a).........................................        507
              Paxson Communications
        390     10.750% 07/15/08(c).........................................        387
                01/15/09
        165     (12.250% 01/15/06)(e).......................................        153
        300   Primedia, Inc.
                8.875% 05/15/11.............................................        313
        500   Quebecor Media, Inc.
                11.125% 07/15/11............................................        553
        500   Sinclair Broadcast Group, Inc.
                8.750% 12/15/11.............................................        525
                                                                               --------
                                                                                  6,554
                                                                               --------
              TELECOMMUNICATIONS -- 2.3%
        200   American Towers, Inc.
                7.250% 12/01/11.............................................        207
        223   BellSouth Corp.
                5.000% 10/15/06.............................................        226
        500   Cincinnati Bell, Inc.
                8.375% 01/15/14(c)..........................................        493
        500   Dobson Cellular Systems, Inc.
                8.375% 11/01/11(a)..........................................        510
        275   Intelsat Bermuda Ltd.
                8.250% 01/15/13(a)..........................................        278
        600   Nextel Communications, Inc.
                7.375% 08/01/15.............................................        634
        515   Qwest Capital Funding, Inc.
                7.250% 02/15/11(c)..........................................        480
      1,000   Qwest Services Corp.
                13.500% 12/15/10(a).........................................      1,158
        245   Rogers Wireless, Inc.
                9.750% 06/01/16.............................................        289
        430   SBC Communications, Inc.
                5.750% 05/02/06.............................................        438

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 74

NATIONS FUNDS

Nations Strategic Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              TELECOMMUNICATIONS -- (CONTINUED)
$        75   Telcordia Technologies
                10.000% 03/15/13(a).........................................   $     74
              Time Warner Telecom, Inc.
        146     9.750% 07/15/08(c)..........................................        142
        170     10.125% 02/01/11(c).........................................        163
        150   US LEC Corp.
                11.890% 10/01/09(b).........................................        153
        205   Zeus Special Subsidiary Ltd.
                02/01/15(a)(e)
                  (9.250% 02/01/10).........................................        130
                                                                               --------
                                                                                  5,375
                                                                               --------
                                                                                 12,316
                                                                               --------
              CONSUMER CYCLICAL-- 5.7%
              AIRLINES-- 0.3%
        500   Continental Airlines, Inc.
                7.568% 12/01/06.............................................        398
        500   Northwest Airlines, Inc.
                9.875% 03/15/07(c)..........................................        373
                                                                               --------
                                                                                    771
                                                                               --------
              APPAREL -- 0.3%
        505   Levi Strauss & Co.
                9.750% 01/15/15(a)..........................................        496
        210   Phillips-Van Heusen Corp.
                8.125% 05/01/13.............................................        220
                                                                               --------
                                                                                    716
                                                                               --------
              AUTO MANUFACTURERS -- 0.1%
        165   Navistar International Corp.
                7.500% 06/15/11.............................................        165
                                                                               --------
              AUTO PARTS AND EQUIPMENT -- 0.8%
        315   Cooper-Standard Automotive, Inc.
                8.375% 12/15/14(a)..........................................        256
        200   Delco Remy International, Inc.
                9.375% 04/15/12(c)..........................................        168
        350   Dura Operating Corp.
                8.625% 04/15/12.............................................        323
      1,000   Goodyear Tire & Rubber Co.
                7.857% 08/15/11(c)..........................................        965
                                                                               --------
                                                                                  1,712
                                                                               --------
              DISTRIBUTION/WHOLESALE -- 0.1%
        100   Buhrmann US, Inc.
                7.875% 03/01/15(a)..........................................        100
                                                                               --------
              ENTERTAINMENT -- 1.2%
        480   AMC Entertainment, Inc.
                9.875% 02/01/12.............................................        507
        325   LCE Acquisition Corp.
                9.000% 08/01/14(a)..........................................        323
        130   Mohegan Tribal Gaming Authority
                6.125% 02/15/13(a)..........................................        127
        245   Penn National Gaming, Inc.
                6.750% 03/01/15(a)..........................................        241
        275   River Rock Entertainment Authority
                9.750% 11/01/11.............................................        301
        205   Seneca Gaming Corp.
                7.250% 05/01/12.............................................        204

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              ENTERTAINMENT -- (CONTINUED)
$       445   Six Flags, Inc.
                9.625% 06/01/14.............................................   $    411
        400   Warner Music Group
                7.375% 04/15/14.............................................        412
        175   WMG Holdings Corp.
                9.760% 12/15/14(a)(b).......................................        176
                                                                               --------
                                                                                  2,702
                                                                               --------
              HOME FURNISHINGS -- 0.2%
        210   ALH Finance LLC
                8.500% 01/15/13.............................................        205
        200   WII Components, Inc.
                10.000% 02/15/12............................................        205
                                                                               --------
                                                                                    410
                                                                               --------
              LEISURE TIME -- 0.6%
        500   AMF Bowling Worldwide, Inc.
                10.000% 03/01/10............................................        512
        260   Equinox Holdings, Inc.
                9.000% 12/15/09(c)..........................................        273
        200   Hard Rock Hotel, Inc.
                8.875% 06/01/13.............................................        216
        145   K2, Inc.
                7.375% 07/01/14.............................................        150
        370   Town Sports International, Inc.
                02/01/14(e)
                  (11.000% 02/01/09)........................................        217
                                                                               --------
                                                                                  1,368
                                                                               --------
              LODGING -- 1.3%
        210   Circus & Eldorado/Silver Legacy Capital Corp.
                10.125% 03/01/12............................................        226
      1,522   HMH Properties, Inc.
                7.875% 08/01/08.............................................      1,552
        225   Inn of the Mountain Gods Resort & Casino
                12.000% 11/15/10............................................        264
        500   MGM Mirage
                6.750% 09/01/12.............................................        504
        500   Wynn Las Vegas LLC
                6.625% 12/01/14(a)..........................................        475
                                                                               --------
                                                                                  3,021
                                                                               --------
              RETAIL -- 0.8%
        500   Asbury Automotive Group, Inc.
                8.000% 03/15/14.............................................        485
        200   Finlay Fine Jewelry Corp.
                8.375% 06/01/12.............................................        189
        175   Landry's Restaurants, Inc.
                7.500% 12/15/14(a)..........................................        170
              Rite Aid Corp.
         70     7.500% 01/15/15(a)..........................................         67
        275     9.250% 06/01/13.............................................        274
        245   Saks, Inc.
                7.000% 12/01/13.............................................        222
        105   Suburban Propane Partners
                6.875% 12/15/13(a)..........................................        103
        145   Target Corp.
                5.400% 10/01/08.............................................        150

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              RETAIL -- (CONTINUED)
$       166   Wal-Mart Stores, Inc.
                5.450% 08/01/06.............................................   $    169
                                                                               --------
                                                                                  1,829
                                                                               --------
                                                                                 12,794
                                                                               --------
              CONSUMER NON-CYCLICAL -- 5.2%
              AGRICULTURE -- 0.1%
        230   North Atlantic Trading Co., Inc.
                9.250% 03/01/12(c)..........................................        173
                                                                               --------
              BEVERAGES -- 0.1%
        240   Constellation Brands, Inc.
                8.125% 01/15/12.............................................        257
                                                                               --------
              COMMERCIAL SERVICES -- 1.3%
        210   Corrections Corp. of America
                6.250% 03/15/13(a)..........................................        201
        200   Dollar Financial Group, Inc.
                9.750% 11/15/11.............................................        212
        240   GEO Group, Inc.
                8.250% 07/15/13.............................................        245
      1,000   Language Line, Inc.
                11.125% 06/15/12............................................      1,043
        500   NationsRent Companies, Inc.
                9.500% 10/15/10.............................................        535
        290   Service Corp. International
                7.700% 04/15/09.............................................        299
        500   Vertis, Inc.
                10.875% 06/15/09(c).........................................        483
                                                                               --------
                                                                                  3,018
                                                                               --------
              COSMETICS/PERSONAL CARE -- 0.3%
        225   DEL Laboratories, Inc.
                8.000% 02/01/12(a)..........................................        215
        190   Elizabeth Arden, Inc.
                7.750% 01/15/14.............................................        196
         63   Procter & Gamble Co.
                4.750% 06/15/07.............................................         64
              Revlon Consumer Products
        155     8.625% 02/01/08.............................................        143
        180     9.500% 04/01/11(a)..........................................        177
                                                                               --------
                                                                                    795
                                                                               --------
              FOOD -- 0.7%
         55   Dole Food Co., Inc.
                8.625% 05/01/09.............................................         58
        300   Merisant Co.
                9.500% 07/15/13(a)..........................................        258
        400   Pinnacle Foods Holding Corp.
                8.250% 12/01/13.............................................        342
        400   Stater Brothers Holdings, Inc.
                8.125% 06/15/12.............................................        386
        505   United Agri Products
                8.250% 12/15/11.............................................        525
                                                                               --------
                                                                                  1,569
                                                                               --------
              HEALTHCARE SERVICES -- 1.4%
         85   DaVita, Inc.
                7.250% 03/15/15(a)..........................................         83

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              HEALTHCARE SERVICES -- (CONTINUED)
$       500   InSight Health Services Corp.
                9.875% 11/01/11.............................................   $    490
      1,000   MedQuest, Inc.
                11.875% 08/15/12............................................        980
        125   Select Medical Corp.
                7.625% 02/01/15(a)..........................................        125
        750   Tenet Healthcare Corp.
                9.875% 07/01/14.............................................        780
        110   US Oncology Holdings, Inc.
                8.620% 03/15/15(a)(b).......................................        103
        500   US Oncology, Inc.
                9.000% 08/15/12(a)..........................................        528
                                                                               --------
                                                                                  3,089
                                                                               --------
              HOUSEHOLD PRODUCTS/WARES -- 0.4%
        400   Amscan Holdings, Inc.
                8.750% 05/01/14.............................................        388
        114   Fortune Brands, Inc.
                2.875% 12/01/06.............................................        112
        300   Playtex Products, Inc.
                9.375% 06/01/11(c)..........................................        312
                                                                               --------
                                                                                    812
                                                                               --------
              PHARMACEUTICALS -- 0.2%
        340   Elan Finance PLC
                7.750% 11/15/11(a)(c).......................................        254
        125   Warner Chilcott Corp.
                8.750% 02/01/15(a)..........................................        126
                                                                               --------
                                                                                    380
                                                                               --------
              TELECOMMUNICATIONS -- 0.7%
        500   American Cellular Corp.
                10.000% 08/01/11............................................        460
        250   AXtel SA
                11.000% 12/15/13............................................        265
        410   Horizon PCS, Inc.
                11.375% 07/15/12(a).........................................        465
        500   Rural Cellular Corp.
                8.250% 03/15/12.............................................        510
                                                                               --------
                                                                                  1,700
                                                                               --------
                                                                                 11,793
                                                                               --------
              ENERGY -- 2.3%
              OIL AND GAS -- 1.7%
        125   Chesapeake Energy Corp.
                7.500% 06/15/14.............................................        132
        500   Compton Petroleum Corp.
                9.900% 05/15/09.............................................        543
        175   Delta Petroleum Corp.
                7.000% 04/01/15(a)..........................................        169
      2,000   El Paso Production Holding Co.
                7.750% 06/01/13.............................................      2,025
        240   Premcor Refining Group, Inc.
                7.500% 06/15/15.............................................        247
        160   Pride International, Inc.
                7.375% 07/15/14.............................................        170

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 76

NATIONS FUNDS

Nations Strategic Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              OIL AND GAS -- (CONTINUED)
$       246   USX Corp.
                6.650% 02/01/06.............................................   $    251
        340   XTO Energy, Inc.
                7.500% 04/15/12.............................................        389
                                                                               --------
                                                                                  3,926
                                                                               --------
              PIPELINES -- 0.6%
        750   Dynegy Holdings, Inc.
                9.875% 07/15/10(a)..........................................        803
        500   Williams Companies, Inc.
                8.125% 03/15/12.............................................        548
                                                                               --------
                                                                                  1,351
                                                                               --------
                                                                                  5,277
                                                                               --------
              FINANCIALS -- 4.0%
              BANKS -- 0.7%
        125   Bank of New York Co., Inc.
                3.900% 09/01/07.............................................        124
        623   Bank One Corp.
                6.000% 08/01/08.............................................        652
        382   First Union National Bank
                5.800% 12/01/08.............................................        397
         70   Mellon Funding Corp.
                4.875% 06/15/07.............................................         71
        187   US Bancorp
                5.100% 07/15/07.............................................        191
        181   US Bank NA
                2.850% 11/15/06.............................................        178
                                                                               --------
                                                                                  1,613
                                                                               --------
              DIVERSIFIED FINANCIAL SERVICES -- 3.0%
        100   Altra Industrial Motion, Inc.
                9.000% 12/01/11(a)..........................................         99
        102   American Express Co.
                3.750% 11/20/07.............................................        100
        325     5.500% 09/12/06.............................................        332
              Caterpillar Financial Services Corp.
        239     5.950% 05/01/06.............................................        244
        186     2.350% 09/15/06.............................................        182
        155   CIT Group, Inc.
                7.375% 04/02/07.............................................        164
        138   Citigroup Global Markets
                Holdings, Inc.
                6.500% 02/15/08.............................................        146
        541   Countrywide Home Loans, Inc.
                5.500% 08/01/06.............................................        550
        200   E*Trade Financial Corp.
                8.000% 06/15/11(a)..........................................        206
        230   Global Cash Access LLC/Global Cash Finance Corp.
                8.750% 03/15/12.............................................        244
        211   HSBC Finance Corp.
                7.200% 07/15/06.............................................        219
        115   Innophos Investments
                10.771% 02/15/15(a)(b)......................................        114
        244   John Deere Capital Corp.
                3.125% 12/15/05.............................................        243
        345   JPMorgan Chase & Co.
                7.250% 06/01/07.............................................        365

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES -- (CONTINUED)
$       400   LaBranche & Co., Inc.
                11.000% 05/15/12............................................   $    424
        127   MassMutual Global Funding II
                2.550% 07/15/08(a)..........................................        120
        154   Merrill Lynch & Co., Inc.
                3.700% 04/21/08.............................................        151
      1,016   Midland Funding II
                11.750% 07/23/05............................................      1,036
        136   National Rural Utilities Cooperative Finance Corp.
                3.250% 10/01/07.............................................        132
EUR     100   Nycomed SA
                11.750% 09/15/13(a).........................................        123
$       388   Prudential Funding LLC
                6.600% 05/15/08(a)..........................................        411
        891   Scotia Pacific Co. LLC
                7.110% 01/20/14.............................................        757
        135   Virgin River Casino Corp./RBG LLC/B&BB, Inc.
                9.000% 01/15/12(a)..........................................        141
        200   Visant Corp.
                7.625% 10/01/12.............................................        199
                                                                               --------
                                                                                  6,702
                                                                               --------
              REAL ESTATE INVESTMENT TRUST (REITS) -- 0.3%
        680   Thornburg Mortgage, Inc.
                8.000% 05/15/13.............................................        707
                                                                               --------
                                                                                  9,022
                                                                               --------
              INDUSTRIALS -- 5.5%
              AEROSPACE AND DEFENSE -- 0.5%
        160   Argo-Tech Corp.
                9.250% 06/01/11.............................................        172
        750   BE Aerospace, Inc.
                8.875% 05/01/11.............................................        759
         50   Sequa Corp.
                9.000% 08/01/09.............................................         54
        180   TransDigm, Inc.
                8.375% 07/15/11.............................................        185
                                                                               --------
                                                                                  1,170
                                                                               --------
              BUILDING MATERIALS -- 1.0%
        260   ACIH, Inc.
                12/15/12(a)(e)
                  (11.500% 12/15/07)........................................        183
        180   Associated Materials, Inc.
                03/01/14(e)
                  (11.250% 03/01/09)........................................        125
      1,500   Building Materials Corp. of America
                7.750% 07/15/05.............................................      1,508
        120   Nortek, Inc.
                8.500% 09/01/14.............................................        116
        135   RMCC Acquisition Co.
                9.500% 11/01/12(a)..........................................        132
        185   US Concrete, Inc.
                8.375% 04/01/14.............................................        184
                                                                               --------
                                                                                  2,248
                                                                               --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              ELECTRICAL COMPONENTS AND EQUIPMENT -- 0.2%
$       500   Coleman Cable, Inc.
                9.875% 10/01/12(a)..........................................   $    510
                                                                               --------
              ELECTRONICS -- 0.3%
        500   Flextronics International Ltd.
                6.250% 11/15/14.............................................        475
        120   Sanmina-SCI Corp.
                6.750% 03/01/13(a)..........................................        113
                                                                               --------
                                                                                    588
                                                                               --------
              ENGINEERING AND CONSTRUCTION -- 0.2%
        500   J. Ray McDermott SA
                11.000% 12/15/13(a).........................................        560
                                                                               --------
              ENVIRONMENTAL CONTROL -- 0.4%
              Allied Waste NA, Inc.
        130     7.250% 03/15/15(a)..........................................        124
        700     7.875% 04/15/13.............................................        698
                                                                               --------
                                                                                    822
                                                                               --------
              MACHINERY DIVERSIFIED -- 0.1%
        265   Douglas Dynamics LLC
                7.750% 01/15/12(a)..........................................        260
                                                                               --------
              METAL FABRICATE/HARDWARE -- 0.6%
        475   FastenTech, Inc.
                11.500% 05/01/11(a).........................................        510
        750   Mueller Holdings, Inc.
                04/15/14(e)
                  (14.750% 04/15/09)........................................        517
        310   TriMas Corp.
                9.875% 06/15/12.............................................        316
                                                                               --------
                                                                                  1,343
                                                                               --------
              MISCELLANEOUS MANUFACTURING -- 0.6%
        280   Bombardier, Inc.
                6.300% 05/01/14(a)..........................................        235
        129   General Electric Co.
                5.000% 02/01/13.............................................        129
        215   JB Poindexter & Co., Inc.
                8.750% 03/15/14(a)..........................................        214
        500   Koppers, Inc.
                9.875% 10/15/13.............................................        557
        140   Reddy Ice Holdings, Inc.
                10.500% 11/01/12(a)(e)
                  (10.500% 11/01/08)........................................        100
        175   Samsonite Corp.
                8.875% 06/01/11.............................................        183
                                                                               --------
                                                                                  1,418
                                                                               --------

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              PACKAGING AND CONTAINERS -- 0.4%
$       400   Crown European Holdings SA
                10.875% 03/01/13............................................   $    464
        200   Jefferson Smurfit Corp.
                8.250% 10/01/12.............................................        206
        300   Owens-Brockway Glass Container
                6.750% 12/01/14(a)..........................................        294
                                                                               --------
                                                                                    964
                                                                               --------
              TRANSPORTATION -- 1.2%
              CHC Helicopter Corp.
        500     7.375% 05/01/14.............................................        487
        140     7.375% 05/01/14(a)..........................................        136
        295   QDI Capital Corp.
                9.000% 11/15/10.............................................        289
        700   Ship Finance International Ltd.
                8.500% 12/15/13.............................................        693
      1,000   Stena AB
                7.000% 12/01/16.............................................        925
        160   TFM SA de CV
                10.250% 06/15/07............................................        170
                                                                               --------
                                                                                  2,700
                                                                               --------
                                                                                 12,583
                                                                               --------
              TECHNOLOGY -- 0.2%
              COMPUTERS -- 0.1%
        188   International Business Machines Corp.
                4.875% 10/01/06.............................................        191
                                                                               --------
              SEMICONDUCTORS -- 0.1%
        285   Amkor Technology, Inc.
                9.250% 02/15/08(c)..........................................        272
                                                                               --------
                                                                                    463
                                                                               --------
              UTILITIES -- 1.3%
              ELECTRIC -- 1.3%
        400   Calpine Corp.
                8.500% 07/15/10(a)(c).......................................        313
        410   Calpine Generating Co. LLC
                11.050% 04/01/11(b)(c)......................................        391
        195   Con Edison Co.
                6.625% 12/15/05.............................................        198
        500   Edison Mission Energy
                9.875% 04/15/11.............................................        578
        700   Orion Power Holdings, Inc.
                12.000% 05/01/10............................................        851
        500   PSEG Energy Holdings LLC
                8.625% 02/15/08.............................................        528
        205   Texas Genco LLC
                6.875% 12/15/14(a)..........................................        206
                                                                               --------
                                                                                  3,065
                                                                               --------
              TOTAL CORPORATE FIXED-INCOME BONDS AND NOTES
                (Cost $72,831)..............................................     70,591
                                                                               --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS FUNDS

Nations Strategic Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              MORTGAGE-BACKED SECURITIES -- 18.8%
              AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
$     1,137   Federal Home Loan Mortgage Corp., Interest Only
                5.500% 01/15/23-05/15/27....................................   $    101
                                                                               --------
              MORTGAGE-BACKED OBLIGATIONS -- 18.7%
        406   Federal Home Loan Mortgage Corp.
                6.750% 03/15/31.............................................        494
              Federal National Mortgage Association
        320     6.500% 05/01/32-05/01/33....................................        333
        394     2.625% 11/15/06.............................................        386
                TBA
      5,808     5.500% 03/15/35(i)..........................................      5,815
     20,691     6.500% 04/15/35(i)..........................................     21,467
     14,187     5.000% 04/15/20(i)..........................................     14,174
                                                                               --------
                                                                                 42,669
                                                                               --------
              TOTAL MORTGAGE-BACKED SECURITIES
                (Cost $42,993)..............................................     42,770
                                                                               --------
  SHARES
   (000)
-----------
              INVESTMENT MANAGEMENT COMPANY -- 4.0%
      9,216   Nations Cash Reserves,
                Capital Class Shares(j).....................................      9,216
                                                                               --------
              TOTAL INVESTMENT MANAGEMENT COMPANY
                (Cost $9,216)...............................................      9,216
                                                                               --------
    PAR
   (000)
-----------
              ASSET-BACKED SECURITIES -- 5.4%
$       226   American Express Credit Account Master Trust
                1.690% 01/15/09.............................................        220
              AmeriCredit Automobile Receivables Trust
        940     2.070% 08/06/08.............................................        922
        329     5.370% 06/12/08.............................................        332
        623   Bank One Auto Securitization Trust
                1.820% 09/20/07.............................................        616

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES -- (CONTINUED)
$     1,126   BMW Vehicle Owner Trust
                3.320% 02/25/09.............................................   $  1,107
         24   Capital Auto Receivables Asset Trust
                4.180% 10/15/07.............................................         24
        411   CIT Equipment Collateral
                4.670% 12/21/09.............................................        411
      1,130   Citibank Credit Card Issuance Trust
                2.500% 04/07/08.............................................      1,115
        212   Discover Card Master Trust
                5.750% 12/15/08.............................................        217
         14   First Plus Home Loan Trust
                05/10/24
                (7.720% 05/10/05)(e)........................................         14
              Ford Credit Auto Owner Trust
        485     2.700% 06/15/07.............................................        481
      2,503     3.540% 11/15/08.............................................      2,464
        200     5.180% 10/16/06.............................................        201
      1,403   Honda Auto Receivables Owner Trust
                3.060% 10/21/09.............................................      1,370
      1,391   Household Automotive Trust
                2.310% 04/17/08.............................................      1,379
        563   Nissan Auto Receivables Owner Trust
                2.700% 12/17/07.............................................        556
        800   Volkswagen Auto Loan Enhanced Trust
                2.270% 10/22/07.............................................        794
                                                                               --------
              TOTAL ASSET-BACKED SECURITIES
                (Cost $12,399)..............................................     12,223
                                                                               --------
              SHORT-TERM OBLIGATIONS -- 17.8%
              U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 17.8%
              Federal Home Loan Mortgage Corp. Discount Notes
     14,187     04/19/05(g).................................................     14,168
     26,499     04/12/05(g).................................................     26,477
                                                                               --------
              TOTAL SHORT-TERM OBLIGATIONS
                (Cost $40,645)..............................................     40,645
                                                                               --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS(K) -- 5.1%
$     3,088   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
                04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
                $3,117 (repurchase proceeds $3,088).........................   $  3,088
      3,706   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
                Government Agency securities with various maturities to
                05/20/33, market value $3,755 (repurchase proceeds
                $3,706).....................................................      3,706
      4,825   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
                Government Agency securities with various maturities to
                03/01/35, market value $4,901 (repurchase proceeds
                $4,826).....................................................      4,826
                                                                               --------
              TOTAL REPURCHASE AGREEMENTS
                (Cost of $11,620)...........................................     11,620
                                                                               --------
              TOTAL INVESTMENTS
                (Cost $280,594)(l)................................     122.9%   280,004
                                                                               --------
              OTHER ASSETS AND LIABILITIES (NET)..................     (22.9)%  (52,237)
                                                                               --------
              NET ASSETS..........................................     100.0%  $227,767
                                                                               ========

---------------

Notes to Investment Portfolio:

(a)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $16,944, which represents 7.7% of net assets.

(b)
  Floating rate note. The interest rate shown reflects the rate as of March 31, 2005.

(c)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $11,351 and $11,170, respectively.

(d)
  Variable rate security. The interest rate shown reflects the rate as of March 31, 2005.

(e)
  Step bond.

 (f)
  Security pledged as collateral for TBA's.

(g)
  Zero coupon bond.

(h)
  Pay-in-kind securities.

 (i)
  Security, or a portion thereof, purchased on a delayed delivery basis.

 (j)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(k)
  This amount represents cash collateral received from securities lending activity (see Note 12).

(l)
  Cost for federal income tax purposes is $280,615. See note 5 for additional information.

ACRONYMS:

AUD     --   Australian Dollar
CAD     --   Canadian Dollar
EUR     --   Euro Currency
GBP     --   Great Britain Pound
NOK     --   Norwegian Krone
NZD     --   New Zealand Dollar
PLN     --   Polish Zloty
SEK     --   Swedish Krona
STRIPS  --   Separate Trading of Registered Interest and Principal of
             Securities
TBA     --   To Be Announced
ZAR     --   South African Rand

At March 31, 2005, the Fund held investments in the following security types:

SECURITY TYPE                                % OF NET ASSETS
------------------------------------------------------------
Government Agencies & Obligations..........        58.6
Mortgage-Backed Securities.................        18.8
Consumer Cyclical..........................         5.7
Industrials................................         5.5
Asset-Back Securities......................         5.4
Communications.............................         5.4
Consumer Non-Cyclical......................         5.2
Repurchase Agreements......................         5.1
Financials.................................         4.0
Investment Management Company..............         4.0
Energy.....................................         2.3
Basic Materials............................         1.4
Utilities..................................         1.3
Technology.................................         0.2
Other Assets & Liabilities, Net............       (22.9)
                                                  -----
                                                  100.0
                                                  =====

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 80

NATIONS FUNDS

Nations High Yield Bond Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                   VALUE
---------------------------------------------------------------------------------------------
INVESTMENT COMPANIES
Investment in Nations Master Investment Trust, High Yield Bond Master
  Portfolio*..............................................................    $     1,025,370
                                                                              ---------------
TOTAL INVESTMENTS...........................................         100.3%         1,025,370
TOTAL OTHER ASSETS AND LIABILITIES (NET)....................          (0.3)            (3,401)
                                                               -----------    ---------------
NET ASSETS..................................................         100.0%   $     1,021,969
                                                               ===========    ===============

---------------

 *The financial statements of the High Yield Bond Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the High Yield Bond Fund's financial statements.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES


March 31, 2005

                                                                                         SHORT-
                                                                 SHORT-TERM           INTERMEDIATE
                                                                   INCOME              GOVERNMENT
                                                              ---------------------------------------
(IN THOUSANDS)
ASSETS:
Non-affiliated investments, at cost.........................  $         969,133     $         384,983
Repurchase Agreements.......................................             23,348               160,496
Investment in master........................................                 --                    --
Affiliated investments, at cost.............................             79,684                 3,044
                                                              -----------------     -----------------
Non-affiliated investments, at value........................            956,422               381,131
Repurchase Agreements.......................................             23,348               160,496
Investment in master........................................                 --                    --
Affiliated investments, at value............................             79,684                 3,044
Cash........................................................                722                    31
Foreign currency (Cost $--, $--, $--, $--, $710, $--,
  $--)......................................................                 --                    --
Unrealized appreciation on forward foreign exchange
  contracts.................................................                 --                    --
Receivable for investment securities sold...................              2,207                    --
Receivable for Fund shares sold.............................                372                   266
Dividends receivable........................................                 --                    --
Interest receivable.........................................              7,378                 2,946
Receivable from investment advisor..........................                 --                    --
Receivable for variation margin.............................                 --                    41
Other assets................................................                 --                     1
                                                              -----------------     -----------------
    Total assets............................................          1,070,133               547,956
                                                              -----------------     -----------------
LIABILITIES:
Collateral on securities loaned.............................  $         (23,348)    $        (160,496)
Payable to foreign custodian................................                 --                    --
Shareholder servicing and distribution fees payable.........                (26)                  (27)
Investment advisory fee payable.............................               (254)                  (87)
Administration fee payable..................................               (102)                  (44)
Unrealized depreciation on forward foreign exchange
  contracts.................................................                 --                    --
Payable for investment securities purchased.................            (57,707)              (30,004)
Income distribution payable.................................             (1,707)                 (852)
Payable for Fund shares redeemed............................             (2,498)                 (348)
Accrued Trustees' fees and expenses.........................                (70)                  (88)
Accrued expenses and other liabilities......................               (320)                 (169)
                                                              -----------------     -----------------
    Total liabilities.......................................            (86,032)             (192,115)
                                                              -----------------     -----------------
NET ASSETS..................................................  $         984,101     $         355,841
                                                              =================     =================
NET ASSETS CONSIST OF:
Undistributed net investment income/(distributions in excess
  of net investment income).................................  $             270     $             106
Accumulated net realized gain/(loss) on investments.........             (5,600)               (2,334)
Net unrealized appreciation/(depreciation) of:
Investments.................................................            (12,711)               (3,852)
Futures contracts...........................................                 --                   (24)
Swaps.......................................................                 --                    --
Foreign currency and net other assets.......................                 --                    --
Paid-in capital.............................................          1,002,142               361,945
                                                              -----------------     -----------------
NET ASSETS..................................................  $         984,101     $         355,841
                                                              =================     =================
PRIMARY A SHARES:
Net assets..................................................  $     926,514,057     $     299,648,340
Number of shares outstanding................................         94,501,434            72,739,601
Net asset value, offering and redemption price per share....  $            9.80     $            4.12
INVESTOR A SHARES:
Net assets..................................................  $      38,129,671     $      32,799,029
Number of shares outstanding................................          3,882,123             7,967,291
Net asset value, offering and redemption price per share....  $            9.82     $            4.12
Maximum sales charge........................................              1.00%                 3.25%
Maximum offering price per share............................  $            9.92     $            4.26
INVESTOR B SHARES:
Net assets..................................................  $       1,477,081     $      19,086,312
Number of shares outstanding................................            150,552             4,632,685
Net asset value, offering and redemption price per
  share(a)..................................................  $            9.81     $            4.12
INVESTOR C SHARES:
Net assets..................................................  $      17,980,569     $       4,307,161
Number of shares outstanding................................          1,832,195             1,047,181
Net asset value, offering and redemption price per
  share(a)..................................................  $            9.81     $            4.11

---------------

(a)The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 82

NATIONS FUNDS

       GOVERNMENT         INTERMEDIATE                              STRATEGIC          HIGH YIELD
       SECURITIES             BOND                BOND               INCOME               BOND
-----------------------------------------------------------------------------------------------------
    $         216,381   $              --   $       2,356,797   $         259,758   $              --
               26,501                  --             132,182              11,620                  --
                   --             632,489                  --                  --             975,782
                3,419                  --             125,216               9,216                  --
    -----------------   -----------------   -----------------   -----------------   -----------------
              215,899                  --           2,355,484             259,168                  --
               26,501                  --             132,182              11,620                  --
                   --             628,297                  --                  --           1,025,370
                3,419                  --             125,216               9,216                  --
                    7                  --                 439                 591                  --
                   --                  --                 702                  --                  --
                   --                  --                  16                  13                  --
                   12                  --               9,481               1,268                  --
                   34                 511               1,486                  67               1,379
                   --                  --                  --                  --                  --
                  783                  --              17,822               3,375                  --
                   --                  --                  31                   3                  31
                   41                  --                 234                  --                  --
                   --                  --                  --                   3                  --
    -----------------   -----------------   -----------------   -----------------   -----------------
              246,696             628,808           2,643,093             285,324           1,026,780
    -----------------   -----------------   -----------------   -----------------   -----------------
    $         (26,501)  $              --   $        (132,182)  $         (11,620)  $              --
                   --                  --                  --                  (5)                 --
                  (38)                (15)                (16)                (34)               (190)
                  (54)                 --                (558)                (91)                 --
                  (19)                (69)               (245)                (28)               (165)
                   --                  --                  (1)                 (1)                 --
              (58,232)                 --            (599,033)            (43,942)                 --
                 (366)                 --              (5,378)               (768)                 --
                 (200)               (592)             (2,183)               (834)             (4,260)
                  (84)                (43)               (108)                (70)                (29)
                  (56)               (115)               (355)               (164)               (167)
    -----------------   -----------------   -----------------   -----------------   -----------------
              (85,550)               (834)           (740,059)            (57,557)             (4,811)
    -----------------   -----------------   -----------------   -----------------   -----------------
    $         161,146   $         627,974   $       1,903,034   $         227,767   $       1,021,969
    =================   =================   =================   =================   =================
    $            (294)  $             316   $           3,094   $             368   $           2,394
                 (634)             (2,700)              5,348             (10,296)             11,647
                 (482)             (4,192)             (1,313)               (590)             49,588
                  (45)                 --                (337)                 --                  --
                   --                  --                  --                  --                  --
                   --                  --                  11                   5                  --
              162,601             634,550           1,896,231             238,280             958,340
    -----------------   -----------------   -----------------   -----------------   -----------------
    $         161,146   $         627,974   $       1,903,034   $         227,767   $       1,021,969
    =================   =================   =================   =================   =================
    $      86,914,070   $     594,656,897   $   1,861,447,560   $     167,591,373   $     707,834,139
            8,307,278          62,821,914         189,711,109          16,624,201          75,551,824
    $           10.46   $            9.47   $            9.81   $           10.08   $            9.37
    $      39,936,802   $      21,279,319   $      30,409,001   $      28,367,813   $     134,980,376
            3,822,518           2,240,454           3,101,461           2,816,751          14,505,270
    $           10.45   $            9.50   $            9.80   $           10.07   $            9.31
                4.75%               3.25%               3.25%               4.75%               4.75%
    $           10.97   $            9.82   $           10.13   $           10.57   $            9.77
    $      33,136,125   $       8,564,661   $       9,706,887   $      29,068,242   $     130,088,628
            3,167,065             906,349             989,641           2,884,470          14,010,020
    $           10.46   $            9.45   $            9.81   $           10.08   $            9.29
    $       1,159,376   $       3,472,709   $       1,470,218   $       2,739,460   $      49,066,210
              111,134             328,309             149,967             272,001           5,304,625
    $           10.43   $           10.58   $            9.80   $           10.07   $            9.25

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2005

                                                                                     SHORT-
                                                                SHORT-TERM        INTERMEDIATE
                                                                  INCOME           GOVERNMENT
                                                              ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $--, $--, $--,
  $--, $18, $12, $--, respectively).........................  $       31,809     $       12,601
Dividends (Net of foreign withholding taxes of $--, $--,
  $--, $--, $--, $-- and $1, respectively)..................              --                 --
Dividend income from affiliated funds.......................             880                 68
Securities lending..........................................              38                 76
Allocated from portfolio:
Interest(a).................................................              --                 --
Dividends (Net of foreign withholding taxes of $--, $--,
  $--, $--, $--, $-- and $1, respectively)(a)...............              --                 --
Dividend income from affiliated funds(a)....................              --                 --
Securities lending(a).......................................              --                 --
Expenses (Net of fees waived by administrator of $--, $--,
  $--, $273, $--, $--, and $--, respectively)(a)............              --                 --
                                                              --------------     --------------
    Total investment income.................................          32,727             12,745
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................           3,445              1,118
Administration fee..........................................           2,243                738
Transfer agent fees.........................................             330                110
Custodian fees..............................................              85                 29
Legal and audit fees........................................             113                112
Registration and filing fees................................              45                 34
Trustees' fees and expenses.................................              25                 25
Printing expense............................................              56                 29
Non-recurring costs (see Note 14)...........................             313                101
Other.......................................................              79                 31
                                                              --------------     --------------
    Subtotal................................................           6,734              2,327
Shareholder servicing and distribution fees:
  Investor A Shares.........................................             230                 88
  Investor B Shares.........................................              16                224
  Investor C Shares.........................................             245                 53
                                                              --------------     --------------
    Total expenses..........................................           7,225              2,692
Fees waived by investment advisor, administrator (see Note
  3)........................................................            (865)                --
Fees reduced by credits allowed by the custodian (see Note
  3)........................................................             (21)                (5)
Costs assumed by Bank of America Corporation (see Note
  14).......................................................            (313)              (101)
                                                              --------------     --------------
    Net expenses............................................           6,026              2,586
                                                              --------------     --------------
NET INVESTMENT INCOME.......................................          26,701             10,159
                                                              --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................          (6,160)            (1,923)
  Swap contracts............................................             434                307
  Written options expired...................................              --                  4
  Futures contracts closed..................................             372               (273)
  Foreign currency and net other assets.....................            (920)                --
  Allocated from Portfolio:
  Security transactions(a)..................................              --                 --
  Swap Contracts(a).........................................              --                 --
  Foreign currency and net other assets(a)..................              --                 --
                                                              --------------     --------------
Net realized gain/(loss) on investments.....................          (6,274)            (1,885)
                                                              --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................         (21,648)           (12,176)
  Swap contracts............................................             250                174
  Futures contracts.........................................            (200)              (233)
  Foreign currency and net other assets.....................             421                 --
  Securities allocated from Portfolio(a)....................              --                 --
                                                              --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................         (21,177)           (12,235)
                                                              --------------     --------------
Net realized and unrealized gain/(loss) on investments......         (27,451)           (14,120)
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $         (750)    $       (3,961)
                                                              ==============     ==============

---------------

(a)Allocated from Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio, respectively.

(b)Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 84

NATIONS FUNDS

      GOVERNMENT      INTERMEDIATE                       STRATEGIC        HIGH YIELD
      SECURITIES          BOND             BOND            INCOME            BOND
--------------------------------------------------------------------------------------
    $        6,781   $           --   $       77,954   $        6,375   $           --
                --               --               --            5,462               --
                74               --            2,560              469               --
                20               --              147                6               --
                --           25,142               --               --           83,217
                --               --               --               --              722
                --              227               --               --            1,978
                --               69               --               --              451
                --           (2,750)              --               --           (6,609)
    --------------   --------------   --------------   --------------   --------------
             6,875           22,688           80,661           12,312           79,759
    --------------   --------------   --------------   --------------   --------------
               839               --            7,919            1,150               --
               318            1,110            4,112              457            1,955
                52              193              588               68              327
                18               --              188               24               --
               116               77              118              119               76
                37               73               44               39               65
                25                6               27               25                6
                30               --               36               50              100
                48               --              565               --               --
                30               37              152               43               11
    --------------   --------------   --------------   --------------   --------------
             1,513            1,496           13,749            1,975            2,540
               108               60               84               75              405
               375              100              112              311            1,370
                13               40               16               31              549
    --------------   --------------   --------------   --------------   --------------
             2,009            1,696           13,961            2,392            4,864
              (180)              --           (1,057)            (157)              --
                 0(b)             --             (23)              (2)              --
               (48)              --             (565)              --               --
    --------------   --------------   --------------   --------------   --------------
             1,781            1,696           12,316            2,233            4,864
    --------------   --------------   --------------   --------------   --------------
             5,094           20,992           68,345           10,079           74,895
    --------------   --------------   --------------   --------------   --------------
              (434)              --           23,914              423               --
               184               --            2,339            2,375               --
                 2               --               23                1               --
               583               --            1,762               (1)              --
                --               --           (2,586)            (722)              --
                --           (2,038)              --               --           47,079
                --               57               --               --               --
                --               --               --               --            1,037
    --------------   --------------   --------------   --------------   --------------
               335           (1,981)          25,452            2,076           48,116
    --------------   --------------   --------------   --------------   --------------
            (5,846)              --          (66,932)          (6,656)              --
                73               --            2,779               73               --
              (227)              --           (2,138)             (67)              --
                --               --              988              396               --
                --          (24,946)              --               --          (44,786)
    --------------   --------------   --------------   --------------   --------------
            (6,000)         (24,946)         (65,303)          (6,254)         (44,786)
    --------------   --------------   --------------   --------------   --------------
            (5,665)         (26,927)         (39,851)          (4,178)           3,330
    --------------   --------------   --------------   --------------   --------------
    $         (571)  $       (5,935)  $       28,494   $        5,901   $       78,225
    ==============   ==============   ==============   ==============   ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                       SHORT-TERM INCOME
                                                                --------------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                   3/31/05           3/31/04
                                                                --------------------------------
(IN THOUSANDS)
Net investment income.......................................    $       26,701    $       23,506
Net realized gain/(loss) on investments.....................            (6,274)            4,336
Net change in unrealized depreciation of investments........           (21,177)           (1,216)
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................              (750)           26,626
Distributions to shareholders from net investment income:
  Primary A Shares..........................................           (24,590)          (20,742)
  Primary B Shares..........................................                --                --
  Investor A Shares.........................................            (1,950)           (2,668)
  Investor B Shares.........................................               (22)              (24)
  Investor C Shares.........................................              (339)             (561)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................            (1,918)           (3,843)
  Primary B Shares..........................................                --                --
  Investor A Shares.........................................              (215)             (643)
  Investor B Shares.........................................                (3)              (10)
  Investor C Shares.........................................               (54)             (250)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................          (241,433)          278,953
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................          (271,274)          276,838
NET ASSETS:
Beginning of year...........................................         1,255,375           978,537
                                                                --------------    --------------
End of year.................................................    $      984,101    $    1,255,375
                                                                ==============    ==============
Undistributed net investment income/(distributions in excess
  of net investment income) at end of year..................    $          270    $        1,344
                                                                ==============    ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 86

NATIONS FUNDS

      SHORT-INTERMEDIATE GOVERNMENT            GOVERNMENT SECURITIES
    ---------------------------------     --------------------------------
      YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
       3/31/05            3/31/04            3/31/05           3/31/04
    ----------------------------------------------------------------------
    $       10,159     $       10,357     $        5,094    $        5,482
            (1,885)             4,469                335             1,516
           (12,235)            (3,399)            (6,000)           (1,039)
    --------------     --------------     --------------    --------------
            (3,961)            11,427               (571)            5,959
            (8,635)            (9,343)            (2,932)           (3,495)
                --                 (1)                --                --
              (897)              (997)            (1,258)           (1,477)
              (401)              (495)              (804)           (1,013)
               (95)              (150)               (29)              (45)
            (1,476)            (7,311)                --                --
                --                 (2)                --                --
              (166)              (854)                --                --
              (111)              (664)                --                --
               (29)              (220)                --                --
           (45,210)           (86,028)           (34,115)          (55,916)
    --------------     --------------     --------------    --------------
           (60,981)           (94,638)           (39,709)          (55,987)
           416,822            511,460            200,855           256,842
    --------------     --------------     --------------    --------------
    $      355,841     $      416,822     $      161,146    $      200,855
    ==============     ==============     ==============    ==============
    $          106     $           80     $         (294)   $         (335)
    ==============     ==============     ==============    ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                       INTERMEDIATE BOND
                                                                --------------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                   3/31/05           3/31/04
                                                                --------------------------------
(IN THOUSANDS)
Net investment income.......................................    $       20,992    $       20,882
Net realized gain/(loss) on investments.....................                --                --
Net realized gain/(loss) on investments allocated from
  Portfolio(a)..............................................            (1,981)           15,588
Net change in unrealized appreciation/(depreciation) of
  investments...............................................                --                --
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio(a)...................           (24,946)           (5,461)
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            (5,935)           31,009
Distributions to shareholders from net investment income:
  Primary A Shares..........................................           (19,829)          (20,528)
  Investor A Shares.........................................              (685)             (854)
  Investor B Shares.........................................              (212)             (268)
  Investor C Shares.........................................               (76)             (108)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................            (6,030)           (8,162)
  Investor A Shares.........................................              (244)             (374)
  Investor B Shares.........................................              (102)             (158)
  Investor C Shares.........................................               (37)              (66)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................           (64,447)          (22,073)
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................           (97,597)          (21,582)
NET ASSETS:
Beginning of year...........................................           725,571           747,153
                                                                --------------    --------------
End of year.................................................    $      627,974    $      725,571
                                                                ==============    ==============
Undistributed net investment income at end of year..........    $          316    $           68
                                                                ==============    ==============

---------------

(a)Allocated from Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio, respectively.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 88

NATIONS FUNDS

                 BOND                        STRATEGIC INCOME                   HIGH YIELD BOND
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/05          3/31/04          3/31/05          3/31/04          3/31/05          3/31/04
    ---------------------------------------------------------------------------------------------------
    $       68,345   $       87,084   $       10,079   $        9,669   $       74,895   $       79,407
            25,452           36,442            2,076            2,582               --               --
                --               --               --               --           48,116           42,845
           (65,303)          20,000           (6,254)           8,193               --               --
                --               --               --               --          (44,786)         101,158
    --------------   --------------   --------------   --------------   --------------   --------------
            28,494          143,526            5,901           20,444           78,225          223,410
           (73,997)         (84,977)          (7,691)          (7,952)         (52,058)         (55,841)
            (1,148)          (1,386)          (1,272)          (1,619)         (11,011)         (12,118)
              (299)            (420)          (1,084)          (1,506)          (8,473)          (9,050)
               (44)             (65)            (108)            (149)          (3,393)          (3,894)
           (30,768)         (15,339)              --               --          (39,038)          (7,019)
              (491)            (268)              --               --           (7,996)          (1,557)
              (171)            (113)              --               --           (7,454)          (1,281)
               (25)             (18)              --               --           (3,010)            (543)
          (332,491)        (274,629)         (11,610)          25,148          (93,904)         352,618
    --------------   --------------   --------------   --------------   --------------   --------------
          (410,940)        (233,689)         (15,864)          34,366         (148,112)         484,725
         2,313,974        2,547,663          243,631          209,265        1,170,081          685,356
    --------------   --------------   --------------   --------------   --------------   --------------
    $    1,903,034   $    2,313,974   $      227,767   $      243,631   $    1,021,969   $    1,170,081
    ==============   ==============   ==============   ==============   ==============   ==============
    $        3,094   $       12,558   $          368   $          795   $        2,394   $          166
    ==============   ==============   ==============   ==============   ==============   ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                            SHORT-TERM INCOME
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   29,658    $ 293,722       65,685    $ 659,056
  Issued as reinvestment of distributions...................      675        6,674          401        4,014
  Redeemed..................................................  (45,103)    (446,301)     (35,361)    (354,471)
                                                              -------    ---------      -------    ---------
  Net increase (decrease)...................................  (14,770)   $(145,905)      30,725    $ 308,599
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,846    $  18,337        6,738    $  67,710
  Issued as reinvestment of distributions...................      161        1,597          234        2,349
  Redeemed..................................................  (10,255)    (101,614)      (7,719)     (77,467)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................   (8,248)   $ (81,680)        (747)   $  (7,408)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       --    $      --           --    $      --
  Issued as reinvestment of distributions...................        2           23            3           30
  Redeemed..................................................      (28)        (279)         (42)        (418)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................      (26)   $    (256)         (39)   $    (388)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      169    $   1,675          749    $   7,518
  Issued as reinvestment of distributions...................       26          259           55          553
  Redeemed..................................................   (1,568)     (15,526)      (2,984)     (29,921)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................   (1,373)   $ (13,592)      (2,180)   $ (21,850)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (24,417)   $(241,433)      27,759    $ 278,953
                                                              =======    =========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 90

NATIONS FUNDS

                                                                SHORT INTERMEDIATE GOVERNMENT SECURITIES
                                                                  YEAR ENDED                YEAR ENDED
                                                                MARCH 31, 2005            MARCH 31, 2004
                                                              -------------------      --------------------
                                                              SHARES     DOLLARS       SHARES      DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   12,508    $ 51,897       11,185    $  47,894
  Issued as reinvestment of distributions...................       88         366          376        1,628
  Redeemed..................................................  (19,996)    (83,436)     (26,101)    (111,957)
                                                              -------    --------      -------    ---------
  Net decrease..............................................   (7,400)   $(31,173)     (14,540)   $ (62,435)
                                                              =======    ========      =======    =========
PRIMARY B SHARES:
  Issued as reinvestment of distributions...................       --    $     --            1    $       3
  Redeemed..................................................       --          --          (38)        (161)
                                                              -------    --------      -------    ---------
  Net decrease..............................................       --    $     --          (37)   $    (158)
                                                              =======    ========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,217    $  5,084        3,139    $  13,477
  Shares issued upon conversion from Investor B Shares......       38         158           61          261
  Issued as reinvestment of distributions...................      192         801          334        1,437
  Redeemed..................................................   (2,607)    (10,872)      (5,300)     (22,624)
                                                              -------    --------      -------    ---------
  Net decrease..............................................   (1,160)   $ (4,829)      (1,766)   $  (7,449)
                                                              =======    ========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      457    $  1,907        1,207    $   5,207
  Issued as reinvestment of distributions...................       94         393          213          919
  Shares redeemed upon conversion from Investor A Shares....      (38)       (158)         (61)        (261)
  Redeemed..................................................   (2,187)     (9,132)      (3,718)     (15,901)
                                                              -------    --------      -------    ---------
  Net decrease..............................................   (1,674)   $ (6,990)      (2,359)   $ (10,036)
                                                              =======    ========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       92    $    383          451    $   1,947
  Issued as reinvestment of distributions...................       19          81           64          273
  Redeemed..................................................     (644)     (2,682)      (1,913)      (8,170)
                                                              -------    --------      -------    ---------
  Net decrease..............................................     (533)   $ (2,218)      (1,398)   $  (5,950)
                                                              =======    ========      =======    =========
  Total net decrease........................................  (10,767)   $(45,210)     (20,100)   $ (86,028)
                                                              =======    ========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                        GOVERNMENT SECURITIES
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     533    $  5,617         777    $  8,212
  Issued as reinvestment of distributions...................       3          34           5          50
  Redeemed..................................................  (2,129)    (22,286)     (3,174)    (33,843)
                                                              ------    --------      ------    --------
  Net decrease..............................................  (1,593)   $(16,635)     (2,392)   $(25,581)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     168    $  1,759       1,107    $ 11,828
  Shares issued upon conversion from Investor B Shares......      14         149          49         532
  Shares issued upon conversion from Investor C Shares......       0(a)        2          32         338
  Issued as reinvestment of distributions...................      90         941         102       1,090
  Redeemed..................................................  (1,045)    (10,926)     (2,213)    (23,499)
                                                              ------    --------      ------    --------
  Net decrease..............................................    (773)   $ (8,075)       (923)   $ (9,711)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     150    $  1,568         359    $  3,850
  Issued as reinvestment of distributions...................     (14)       (149)         76         814
  Shares redeemed upon conversion into Investor A Shares....      62         648         (49)       (532)
  Redeemed..................................................  (1,068)    (11,197)     (2,144)    (22,804)
                                                              ------    --------      ------    --------
  Net decrease..............................................    (870)   $ (9,130)     (1,758)   $(18,672)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      19    $    198          50    $    535
  Shares redeemed upon conversion into Investor A Shares....      (2)         (2)        (32)       (338)
  Issued as reinvestment of distributions...................       2          16           3          29
  Redeemed..................................................     (45)       (487)       (205)     (2,178)
                                                              ------    --------      ------    --------
  Net decrease..............................................     (26)   $   (275)       (184)   $ (1,952)
                                                              ======    ========      ======    ========
  Total net decrease........................................  (3,262)   $(34,115)     (5,257)   $(55,916)
                                                              ======    ========      ======    ========

---------------

(a)
  Amount represents less than 500 shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 92

NATIONS FUNDS

                                                                            INTERMEDIATE BOND
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   10,308    $  99,248       14,503    $ 143,638
  Issued as reinvestment of distributions...................      254        2,409          342        3,356
  Redeemed..................................................  (16,187)    (155,878)     (16,479)    (163,401)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................   (5,625)   $ (54,221)      (1,634)   $ (16,407)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................      623    $   6,023        1,140    $  11,368
  Shares issued upon conversion from Investor B Shares......       16          151            6           63
  Issued as reinvestment of distributions...................       83          792          105        1,035
  Redeemed..................................................   (1,331)     (12,857)      (1,605)     (15,909)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................     (609)   $  (5,891)        (354)   $  (3,443)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       75    $     723          211    $   2,098
  Issued as reinvestment of distributions...................       26          251           34          331
  Shares redeemed upon conversion into Investor A Shares....      (16)        (151)          (6)         (63)
  Redeemed..................................................     (377)      (3,620)        (427)      (4,208)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................     (292)   $  (2,797)        (188)   $  (1,842)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       52    $     555          193    $   2,140
  Issued as reinvestment of distributions...................        3           31            5           54
  Redeemed..................................................     (198)      (2,124)        (234)      (2,575)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................     (143)   $  (1,538)         (36)   $    (381)
                                                              =======    =========      =======    =========
  Total net decrease........................................   (6,669)   $ (64,447)      (2,212)   $ (22,073)
                                                              =======    =========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                   BOND
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   21,748    $ 216,128       31,886    $ 319,377
  Issued as reinvestment of distributions...................    1,748       17,206        1,520       15,288
  Redeemed..................................................  (55,968)    (555,773)     (59,490)    (596,534)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................  (32,472)   $(322,439)     (26,084)   $(261,869)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,312    $  13,020        3,272    $  32,682
  Shares issued upon conversion from Investor B Shares......       13          127           56          563
  Shares issued upon conversion from Investor C Shares......        7            7           --           --
  Issued as reinvestment of distributions...................      112        1,103           96          963
  Redeemed..................................................   (2,091)     (20,658)      (4,062)     (40,483)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................     (647)   $  (6,401)        (638)   $  (6,275)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       55    $     544          223    $   2,240
  Issued as reinvestment of distributions...................       39          380           43          428
  Shares redeemed upon conversion into Investor A Shares....      (13)        (127)         (53)        (529)
  Redeemed..................................................     (420)      (4,158)        (763)      (7,593)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................     (339)   $  (3,361)        (550)   $  (5,454)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       24    $     241           31    $     313
  Shares redeemed upon conversion into Investor A Shares....       (7)          (7)          (3)         (34)
  Issued as reinvestment of distributions...................        4           38            5           49
  Redeemed..................................................      (50)        (562)        (136)      (1,359)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................      (29)   $    (290)        (103)   $  (1,031)
                                                              =======    =========      =======    =========
  Total net decrease........................................  (33,487)   $(332,491)     (27,375)   $(274,629)
                                                              =======    =========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 94

NATIONS FUNDS

                                                                           STRATEGIC INCOME
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   3,713    $ 37,602       7,114    $ 71,908
  Issued as reinvestment of distributions...................      16         165          24         237
  Redeemed..................................................  (3,958)    (40,080)     (4,177)    (42,064)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (229)   $ (2,313)      2,961    $ 30,081
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     374    $  3,775         773    $  7,769
  Shares issued upon conversion from Investor B Shares......      32         330           5          55
  Issued as reinvestment of distributions...................      72         727          94         944
  Redeemed..................................................    (830)     (8,393)       (989)     (9,957)
                                                              ------    --------      ------    --------
  Net decrease..............................................    (352)   $ (3,561)       (117)   $ (1,189)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     159    $  1,620         444    $  4,458
  Issued as reinvestment of distributions...................      72         726          99         996
  Shares redeemed upon conversion into Investor A Shares....     (32)       (330)         (5)        (55)
  Redeemed..................................................    (682)     (6,878)       (907)     (9,127)
                                                              ------    --------      ------    --------
  Net decrease..............................................    (483)   $ (4,862)       (369)   $ (3,728)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      35    $    353         163    $  1,638
  Issued as reinvestment of distributions...................       6          61           8          82
  Redeemed..................................................    (128)     (1,288)       (172)     (1,736)
                                                              ------    --------      ------    --------
  Net decrease..............................................     (87)   $   (874)         (1)   $    (16)
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (1,151)   $(11,610)      2,474    $ 25,148
                                                              ======    ========      ======    ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             HIGH YIELD BOND
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   26,353    $ 252,451       64,383    $ 603,900
  Issued as reinvestment of distributions...................    1,371       12,965        1,006        9,559
  Redeemed..................................................  (33,184)    (318,332)     (38,114)    (363,681)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (5,460)   $ (52,916)      27,275    $ 249,778
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   12,625    $ 118,691       33,590    $ 309,598
  Shares issued upon conversion from Investor B Shares......       29          313            6           60
  Issued as reinvestment of distributions...................    1,478       13,909          808        7,636
  Redeemed..................................................  (16,371)    (155,165)     (29,066)    (271,166)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (2,239)   $ (22,252)       5,338    $  46,128
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................    1,314    $  12,453        5,309    $  48,924
  Issued as reinvestment of distributions...................    1,050        9,835          631        5,950
  Shares redeemed upon conversion into Investor A Shares....      (29)        (279)          (6)         (60)
  Redeemed..................................................   (3,137)     (29,676)      (2,304)     (21,948)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (802)   $  (7,667)       3,630    $  32,866
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................    1,422    $  13,404        4,655    $  42,641
  Issued as reinvestment of distributions...................      401        3,747          252        2,352
  Redeemed..................................................   (2,990)     (28,220)      (2,265)     (21,147)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,167)   $ (11,069)       2,642    $  23,846
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (9,668)   $ (93,904)      38,885    $ 352,618
                                                              =======    =========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 96

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
SHORT-TERM INCOME
PRIMARY A SHARES
Year ended 3/31/2005(c)...................   $10.06         $0.24           $(0.25)          $(0.01)         $(0.23)
Year ended 3/31/2004(c)...................    10.08          0.22             0.04             0.26           (0.23)
Year ended 3/31/2003(c)...................     9.82          0.31             0.29             0.60           (0.31)
Year ended 3/31/2002(c)...................     9.80          0.48             0.02             0.50           (0.48)
Year ended 3/31/2001......................     9.51          0.58             0.29             0.87           (0.58)
INVESTOR A SHARES
Year ended 3/31/2005(c)...................   $10.07         $0.21           $(0.23)          $(0.02)         $(0.21)
Year ended 3/31/2004(c)...................    10.10          0.20             0.02             0.22           (0.20)
Year ended 3/31/2003(c)...................     9.83          0.28             0.30             0.58           (0.28)
Year ended 3/31/2002(c)...................     9.81          0.45             0.02             0.47           (0.45)
Year ended 3/31/2001......................     9.51          0.56             0.30             0.86           (0.56)
INVESTOR B SHARES
Year ended 3/31/2005(c)...................   $10.07         $0.14           $(0.24)          $(0.10)         $(0.14)
Year ended 3/31/2004(c)...................    10.09          0.13             0.03             0.16           (0.13)
Year ended 3/31/2003(c)...................     9.83          0.21             0.29             0.50           (0.21)
Year ended 3/31/2002(c)...................     9.80          0.38             0.03             0.41           (0.38)
Year ended 3/31/2001......................     9.51          0.48             0.29             0.77           (0.48)
INVESTOR C SHARES
Year ended 3/31/2005(c)...................   $10.07         $0.13           $(0.23)          $(0.10)         $(0.14)
Year ended 3/31/2004(c)...................    10.09          0.13             0.03             0.16           (0.13)
Year ended 3/31/2003(c)...................     9.83          0.21             0.29             0.50           (0.21)
Year ended 3/31/2002(c)...................     9.80          0.38             0.03             0.41           (0.38)
Year ended 3/31/2001......................     9.51          0.48             0.29             0.77           (0.48)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(d)The Reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(e)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.57% for Primary A Shares, 0.82% for Investor A Shares and 1.57% each for Investor B and Investor C Shares.

 (f)
   The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without the waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.56% for Primary A Shares, 0.81% for Investor A Shares and 1.56% each for Investor B and C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 98

NATIONS FUNDS

                                                                                                               WITHOUT WAIVERS
                                                                                                               AND/OR EXPENSE
                                                                                                               REIMBURSEMENTS
                                                                                                               ---------------
                                                                      RATIO OF       RATIO OF                     RATIO OF
DISTRIBUTIONS       TOTAL       NET ASSET               NET ASSETS    OPERATING   NET INVESTMENT                  OPERATING
  FROM NET        DIVIDENDS       VALUE                   END OF     EXPENSES TO    INCOME TO      PORTFOLIO     EXPENSES TO
  REALIZED           AND         END OF       TOTAL       PERIOD     AVERAGE NET   AVERAGE NET     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN(A)     (000)       ASSETS(B)       ASSETS         RATE       NET ASSETS(B)
------------------------------------------------------------------------------------------------------------------------------

   $(0.02)         $(0.25)       $ 9.80       (0.04)%   $  926,514      0.48%          2.37%          128%            0.58%(f)
    (0.05)          (0.28)        10.06        2.60      1,099,131      0.47(d)        2.24           164             0.60(e)
    (0.03)          (0.34)        10.08        6.18        791,981      0.50           2.99            54             0.60
       --           (0.48)         9.82        5.19        493,457      0.52           4.79            80             0.62
       --           (0.58)         9.80        9.44        358,812      0.51           6.04            42             0.61

   $(0.02)         $(0.23)       $ 9.82       (0.19)%   $   38,130      0.73%          2.10%          128%            0.83%(f)
    (0.05)          (0.25)        10.07        2.23        122,202      0.72(d)        1.99           164             0.85(e)
    (0.03)          (0.31)        10.10        6.01        130,036      0.75           2.74            54             0.85
       --           (0.45)         9.83        4.91         99,453      0.77           4.54            80             0.87
       --           (0.56)         9.81        9.28          7,658      0.76           5.79            42             0.86

   $(0.02)         $(0.16)       $ 9.81       (1.03)%   $    1,477      1.48%          1.37%          128%            1.58%(f)
    (0.05)          (0.18)        10.07        1.58          1,775      1.47(d)        1.24           164             1.60(e)
    (0.03)          (0.24)        10.09        5.12          2,170      1.50           1.99            54             1.60
       --           (0.38)         9.83        4.25          2,511      1.52           3.79            80             1.62
       --           (0.48)         9.80        8.36          2,515      1.51           5.04            42             1.61

   $(0.02)         $(0.16)       $ 9.81       (1.03)%   $   17,980      1.48%          1.36%          128%            1.58%(f)
    (0.05)          (0.18)        10.07        1.58         32,267      1.47(d)        1.24           164             1.60(e)
    (0.03)          (0.24)        10.09        5.12         54,350      1.50           1.99            54             1.60
       --           (0.38)         9.83        4.23         39,515      1.52           3.79            80             1.62
       --           (0.48)         9.80        8.37            833      1.51           5.04            42             1.61

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT
PRIMARY A SHARES
Year ended 3/31/2005(c)...................    $4.29         $0.12           $(0.15)          $(0.03)         $(0.12)
Year ended 3/31/2004(c)...................     4.36          0.10             0.02             0.12           (0.11)
Year ended 3/31/2003(c)...................     4.16          0.12             0.32             0.44           (0.13)
Year ended 3/31/2002(c)...................     4.15          0.18             0.01             0.19           (0.18)
Year ended 3/31/2001......................     3.94          0.23             0.21             0.44           (0.23)
INVESTOR A SHARES
Year ended 3/31/2005(c)...................    $4.29         $0.11           $(0.15)          $(0.04)         $(0.11)
Year ended 3/31/2004(c)...................     4.36          0.09             0.02             0.11           (0.10)
Year ended 3/31/2003(c)...................     4.16          0.11             0.32             0.43           (0.12)
Year ended 3/31/2002(c)...................     4.15          0.17             0.01             0.18           (0.17)
Year ended 3/31/2001......................     3.94          0.22             0.21             0.43           (0.22)
INVESTOR B SHARES
Year ended 3/31/2005(c)...................    $4.29         $0.08           $(0.16)          $(0.08)         $(0.07)
Year ended 3/31/2004(c)...................     4.36          0.06             0.02             0.08           (0.07)
Year ended 3/31/2003(c)...................     4.16          0.07             0.32             0.39           (0.08)
Year ended 3/31/2002(c)...................     4.15          0.13             0.01             0.14           (0.13)
Year ended 3/31/2001......................     3.94          0.19             0.21             0.40           (0.19)
INVESTOR C SHARES
Year ended 3/31/2005(c)...................    $4.28         $0.08           $(0.16)          $(0.08)         $(0.07)
Year ended 3/31/2004(c)...................     4.36          0.06             0.01             0.07           (0.07)
Year ended 3/31/2003(c)...................     4.15          0.07             0.33             0.40           (0.08)
Year ended 3/31/2002(c)...................     4.14          0.12             0.01             0.13           (0.12)
Year ended 3/31/2001......................     3.93          0.19             0.21             0.40           (0.19)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(d)The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratios of operating expenses to average net assets would have been 0.57% for Primary A Shares, 0.82% for Investor A Shares, 1.57% each for Investor B and Investor C Shares.

(e)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.57% for Primary A Shares, 0.82% for Investor A Shares and 1.57% each for Investor B and Investor C Shares.

 (f)
   The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without the waivers and/or expense reimbursements. Absent these non-recurring cost, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.60% for Primary A Shares, 0.85% for Investor A Shares and 1.60% each for Investor B and Investor C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 100

NATIONS FUNDS

                                                                                                               WITHOUT WAIVERS
                                                                                                               AND/OR EXPENSE
                                                                                                               REIMBURSEMENTS
                                                                                                               ---------------
                                                                      RATIO OF       RATIO OF                     RATIO OF
DISTRIBUTIONS       TOTAL       NET ASSET               NET ASSETS    OPERATING   NET INVESTMENT                  OPERATING
  FROM NET        DIVIDENDS       VALUE                   END OF     EXPENSES TO      INCOME       PORTFOLIO     EXPENSES TO
  REALIZED           AND         END OF       TOTAL       PERIOD     AVERAGE NET    TO AVERAGE     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN(A)     (000)       ASSETS(B)     NET ASSETS       RATE       NET ASSETS(B)
------------------------------------------------------------------------------------------------------------------------------

   $(0.02)         $(0.14)        $4.12       (0.78)%    $299,649       0.60%          2.82%          129%          0.62%(f)
    (0.08)          (0.19)         4.29        2.80       343,859       0.56(d)        2.38           206           0.60(e)
    (0.11)          (0.24)         4.36       10.74       413,039       0.62           2.71           180           0.62
       --           (0.18)         4.16        4.68       390,543       0.62           4.24           486           0.62
       --           (0.23)         4.15       11.56       496,821       0.59           5.77           108           0.59

   $(0.02)         $(0.13)        $4.12       (1.03)%    $ 32,799       0.85%          2.59%          129%          0.87%(f)
    (0.08)          (0.18)         4.29        2.55        39,133       0.81(d)        2.13           206           0.85(e)
    (0.11)          (0.23)         4.36       10.46        47,480       0.87           2.46           180           0.87
       --           (0.17)         4.16        4.42        41,926       0.87           3.99           486           0.87
       --           (0.22)         4.15       11.31        44,244       0.82           5.54           108           0.84

   $(0.02)         $(0.09)        $4.12       (1.77)%    $ 19,086       1.60%          1.83%          129%          1.62%(f)
    (0.08)          (0.15)         4.29        1.78        27,060       1.56(d)        1.38           206           1.60(e)
    (0.11)          (0.19)         4.36        9.64        37,804       1.62           1.71           180           1.62
       --           (0.13)         4.16        3.64        17,474       1.62           3.24           486           1.62
       --           (0.19)         4.15       10.46         8,199       1.59           4.77           108           1.59

   $(0.02)         $(0.09)        $4.11       (1.77)%    $  4,307       1.60%          1.83%          129%          1.62%(f)
    (0.08)          (0.15)         4.28        1.56         6,770       1.56(d)        1.38           206           1.60(e)
    (0.11)          (0.19)         4.36        9.91        12,975       1.62           1.71           180           1.62
       --           (0.12)         4.15        3.63         6,820       1.62           3.24           486           1.62
       --           (0.19)         4.14       10.49         1,079       1.59           4.77           108           1.59

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
GOVERNMENT SECURITIES
PRIMARY A SHARES
Year ended 3/31/2005(c)...................   $10.76         $0.33           $(0.30)          $ 0.03          $(0.33)
Year ended 3/31/2004(c)...................    10.74          0.29             0.05             0.34           (0.32)
Year ended 3/31/2003(c)...................     9.79          0.28             0.98             1.26           (0.31)
Year ended 3/31/2002(c)...................     9.87          0.43            (0.07)            0.36           (0.44)
Year ended 3/31/2001......................     9.38          0.60             0.48             1.08           (0.59)
INVESTOR A SHARES
Year ended 3/31/2005(c)...................   $10.75         $0.31           $(0.30)          $ 0.01          $(0.31)
Year ended 3/31/2004(c)...................    10.72          0.26             0.06             0.32           (0.29)
Year ended 3/31/2003(c)...................     9.78          0.26             0.97             1.23           (0.29)
Year ended 3/31/2002(c)...................     9.86          0.41            (0.07)            0.34           (0.42)
Year ended 3/31/2001......................     9.37          0.57             0.49             1.06           (0.57)
INVESTOR B SHARES
Year ended 3/31/2005(c)...................   $10.76         $0.23           $(0.30)          $(0.07)         $(0.23)
Year ended 3/31/2004(c)...................    10.74          0.19             0.04             0.23           (0.21)
Year ended 3/31/2003(c)...................     9.79          0.19             0.97             1.16           (0.21)
Year ended 3/31/2002(c)...................     9.87          0.33            (0.07)            0.26           (0.34)
Year ended 3/31/2001......................     9.38          0.50             0.49             0.99           (0.50)
INVESTOR C SHARES
Year ended 3/31/2005(c)...................   $10.73         $0.23           $(0.30)          $(0.07)         $(0.23)
Year ended 3/31/2004(c)...................    10.71          0.18             0.05             0.23           (0.21)
Year ended 3/31/2003(c)...................     9.76          0.19             0.97             1.16           (0.21)
Year ended 3/31/2002(c)...................     9.84          0.33            (0.07)            0.26           (0.34)
Year ended 3/31/2001......................     9.34          0.52             0.48             1.00           (0.50)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(d)The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(e)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.80% for Primary A Shares, 1.05% for Investor A Shares and 1.80% each for Investor B and Investor C Shares.

 (f)
   The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without the waivers and/or expense reimbursements. Absent these non-recurring cost, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.84% for Primary A Shares, 1.09% for Investor A Shares and 1.84% each for Investor B and Investor C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 102

NATIONS FUNDS

                                                                                    WITHOUT WAIVERS
                                                                                     AND/OR EXPENSE
                                                                                     REIMBURSEMENTS
                                                                                   ------------------
                                          RATIO OF       RATIO OF                       RATIO OF
                            NET ASSETS    OPERATING   NET INVESTMENT                   OPERATING
  NET ASSET                   END OF     EXPENSES TO    INCOME TO      PORTFOLIO      EXPENSES TO
    VALUE         TOTAL       PERIOD     AVERAGE NET   AVERAGE NET     TURNOVER         AVERAGE
END OF PERIOD   RETURN(A)     (000)       ASSETS(B)       ASSETS         RATE        NET ASSETS(B)
-----------------------------------------------------------------------------------------------------

   $10.46          0.33%     $ 86,914       0.73%          3.19%          309%            0.86%(f)
    10.76          3.20       106,547       0.66(d)        2.68           244             0.83(e)
    10.74         13.02       132,009       0.71           2.72           196             0.84
     9.79          3.70       168,621       0.73           4.31           522             0.86
     9.87         11.97       153,799       0.75           6.21           183             0.86

   $10.45          0.08%     $ 39,937       0.98%          2.95%          309%            1.11%(c)(f)
    10.75          3.04        49,385       0.91(d)        2.43           244             1.08(e)
    10.72         12.65        59,171       0.96           2.47           196             1.09
     9.78          3.45        54,167       0.98           4.06           522             1.11
     9.86         11.70        57,641       1.00           5.96           183             1.11

   $10.46         (0.66)%    $ 33,136       1.73%          2.19%          309%            1.86%(c)(f)
    10.76          2.18        43,451       1.66(d)        1.68           244             1.83(e)
    10.74         11.91        62,227       1.71           1.72           196             1.84
     9.79          2.67        49,611       1.73           3.31           522             1.86
     9.87         10.86        27,544       1.75           5.21           183             1.86

   $10.43         (0.66)%    $  1,159       1.73%          2.19%          309%            1.86%(c)(f)
    10.73          2.19         1,472       1.66(d)        1.68           244             1.83(e)
    10.71         11.95         3,435       1.71           1.72           196             1.84
     9.76          2.68         2,200       1.73           3.31           522             1.86
     9.84         11.03         1,213       1.75           5.21           183             1.86

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
INTERMEDIATE BOND(B)(C)
PRIMARY A SHARES
Year ended 3/31/2005......................   $ 9.94         $0.31           $(0.39)          $(0.08)         $(0.30)
Year ended 3/31/2004......................     9.93          0.29             0.14             0.43           (0.30)
Year ended 3/31/2003......................     9.41          0.34             0.64             0.98           (0.34)
Year ended 3/31/2002......................     9.52          0.49            (0.11)            0.38           (0.49)
Year ended 3/31/2001......................     9.13          0.58             0.39             0.97           (0.58)
INVESTOR A SHARES
Year ended 3/31/2005......................   $ 9.97         $0.28           $(0.38)          $(0.10)         $(0.28)
Year ended 3/31/2004......................     9.96          0.26             0.15             0.41           (0.28)
Year ended 3/31/2003......................     9.43          0.32             0.65             0.97           (0.32)
Year ended 3/31/2002......................     9.55          0.47            (0.12)            0.35           (0.47)
Year ended 3/31/2001......................     9.15          0.56             0.40             0.96           (0.56)
INVESTOR B SHARES
Year ended 3/31/2005......................   $ 9.92         $0.21           $(0.38)          $(0.17)         $(0.21)
Year ended 3/31/2004......................     9.91          0.19             0.14             0.33           (0.20)
Year ended 3/31/2003......................     9.39          0.25             0.64             0.89           (0.25)
Year ended 3/31/2002......................     9.51          0.40            (0.12)            0.28           (0.40)
Year ended 3/31/2001......................     9.13          0.47             0.42             0.89           (0.51)
INVESTOR C SHARES
Year ended 3/31/2005......................   $11.07         $0.23           $(0.42)          $(0.19)         $(0.21)
Year ended 3/31/2004......................    11.02          0.20             0.17             0.37           (0.20)
Year ended 3/31/2003......................    10.39          0.23             0.75             0.98           (0.23)
Year ended 3/31/2002......................    10.47          0.39            (0.08)            0.31           (0.39)
Year ended 3/31/2001......................     9.32          0.47             1.09             1.56           (0.41)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Intermediate Bond Master Portfolio.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 104

NATIONS FUNDS

                                                                                                           WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                                                           REIMBURSEMENTS
                                                                                                           ---------------
                                                                             RATIO OF        RATIO OF         RATIO OF
                                                               NET ASSETS    OPERATING    NET INVESTMENT      OPERATING
DISTRIBUTIONS    TOTAL DIVIDENDS     NET ASSET                   END OF     EXPENSES TO     INCOME TO        EXPENSES TO
   FROM NET            AND             VALUE         TOTAL       PERIOD     AVERAGE NET    AVERAGE NET         AVERAGE
REALIZED GAINS    DISTRIBUTIONS    END OF PERIOD   RETURN(A)     (000)        ASSETS          ASSETS         NET ASSETS
--------------------------------------------------------------------------------------------------------------------------



    $(0.09)          $(0.39)          $ 9.47         (0.73)%    $594,657       0.64%           3.17%            0.68%
     (0.12)           (0.42)            9.94          4.44       680,063       0.68            2.94             0.69
     (0.12)           (0.46)            9.93         10.62       695,894       0.70            3.46             0.70
        --            (0.49)            9.41          4.04       261,018       0.78            4.80             0.86
        --            (0.58)            9.52         11.04        51,178       0.78            6.31             0.81



    $(0.09)          $(0.37)          $ 9.50         (0.99)%    $ 21,279       0.89%           2.92%            0.93%
     (0.12)           (0.40)            9.97          4.17        28,403       0.93            2.69             0.94
     (0.12)           (0.44)            9.96         10.43        31,915       0.95            3.21             0.95
        --            (0.47)            9.43          3.66        58,167       1.03            4.55             1.11
        --            (0.56)            9.55         10.88        62,617       1.03            6.06             1.06



    $(0.09)          $(0.30)          $ 9.45         (1.73)%    $  8,565       1.64%           2.17%            1.68%
     (0.12)           (0.32)            9.92          3.41        11,883       1.68            1.94             1.69
     (0.12)           (0.37)            9.91          9.59        13,739       1.70            2.46             1.70
        --            (0.40)            9.39          2.94         7,003       1.78            3.80             1.86
        --            (0.51)            9.51          9.99         1,290       1.78            5.31             1.81



    $(0.09)          $(0.30)          $10.58         (1.74)%    $  3,473       1.64%           2.17%            1.68%
     (0.12)           (0.32)           11.07          3.42         5,222       1.68            1.94             1.69
     (0.12)           (0.35)           11.02          9.59         5,605       1.70            2.46             1.70
        --            (0.39)           10.39          2.94         2,586       1.78            3.80             1.86
        --            (0.41)           10.47         17.06           797       1.78            5.31             1.81

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
BOND
PRIMARY A SHARES
Year ended 3/31/2005(c)...................   $10.17         $0.33           $(0.18)           $0.15          $(0.36)
Year ended 3/31/2004(c)...................    10.00          0.36             0.23             0.59           (0.36)
Year ended 3/31/2003(c)...................     9.66          0.35             0.53             0.88           (0.37)
Year ended 3/31/2002(c)...................     9.78          0.53            (0.11)            0.42           (0.54)
Year ended 3/31/2001......................     9.37          0.62             0.41             1.03           (0.62)
INVESTOR A SHARES
Year ended 3/31/2005(c)...................   $10.17         $0.31           $(0.19)           $0.12          $(0.34)
Year ended 3/31/2004(c)...................     9.99          0.34             0.24             0.58           (0.34)
Year ended 3/31/2003(c)...................     9.65          0.33             0.53             0.86           (0.35)
Year ended 3/31/2002(c)...................     9.78          0.50            (0.12)            0.38           (0.51)
Year ended 3/31/2001......................     9.37          0.60             0.41             1.01           (0.60)
INVESTOR B SHARES
Year ended 3/31/2005(c)...................   $10.17         $0.23           $(0.18)           $0.05          $(0.26)
Year ended 3/31/2004(c)...................     9.99          0.26             0.24             0.50           (0.26)
Year ended 3/31/2003(c)...................     9.66          0.25             0.52             0.77           (0.27)
Year ended 3/31/2002(c)...................     9.78          0.43            (0.11)            0.32           (0.44)
Year ended 3/31/2001......................     9.37          0.52             0.41             0.93           (0.52)
INVESTOR C SHARES
Year ended 3/31/2005(c)...................   $10.17         $0.23           $(0.19)           $0.04          $(0.26)
Year ended 3/31/2004(c)...................     9.99          0.26             0.24             0.50           (0.26)
Year ended 3/31/2003(c)...................     9.65          0.25             0.53             0.78           (0.27)
Year ended 3/31/2002(c)...................     9.78          0.43            (0.12)            0.31           (0.44)
Year ended 3/31/2001......................     9.37          0.52             0.41             0.93           (0.52)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(d)The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.66% for Primary A Shares, 0.91% for Investor A Shares and 1.66% each for Investor B and Investor C Shares.

 (f)
   The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.64% for Primary A Shares, 0.89% for Investor A Shares and 1.64% each for Investor B and Investor C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 106

NATIONS FUNDS

                                                                                                               WITHOUT WAIVERS
                                                                                                               AND/OR EXPENSE
                                                                                                               REIMBURSEMENTS
                                                                                                               ---------------
                                                                      RATIO OF       RATIO OF                     RATIO OF
DISTRIBUTIONS       TOTAL       NET ASSET               NET ASSETS    OPERATING   NET INVESTMENT                  OPERATING
  FROM NET        DIVIDENDS       VALUE                   END OF     EXPENSES TO    INCOME TO      PORTFOLIO     EXPENSES TO
  REALIZED           AND         END OF       TOTAL       PERIOD     AVERAGE NET   AVERAGE NET     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN(A)     (000)       ASSETS(B)       ASSETS         RATE       NET ASSETS(B)
------------------------------------------------------------------------------------------------------------------------------
   $(0.15)         $(0.51)       $ 9.81        1.56%    $1,861,448      0.58%          3.30%          402%          0.66%(f)
    (0.06)          (0.42)        10.17        6.07      2,260,519      0.65           3.61           398           0.68(e)
    (0.17)          (0.54)        10.00        9.32      2,482,229      0.67           3.50           488           0.67
       --           (0.54)         9.66        4.33      2,256,647      0.68(d)        5.28           314           0.68
       --           (0.62)         9.78       11.39      2,333,703      0.67           6.53           120           0.67

   $(0.15)         $(0.49)       $ 9.80        1.21%    $   30,409      0.83%          3.08%          402%          0.91%(f)
    (0.06)          (0.40)        10.17        5.92         38,114      0.90           3.36           398           0.93(e)
    (0.17)          (0.52)         9.99        9.05         43,828      0.92           3.25           488           0.92
       --           (0.51)         9.65        3.96         40,902      0.93(d)        5.03           314           0.93
       --           (0.60)         9.78       11.11         27,220      0.92           6.28           120           0.92

   $(0.15)         $(0.41)       $ 9.81        0.55%    $    9,707      1.58%          2.32%          402%          1.66%(f)
    (0.06)          (0.32)        10.17        5.13         13,518      1.65           2.61           398           1.68(e)
    (0.17)          (0.44)         9.99        8.13         18,783      1.67           2.50           488           1.67
       --           (0.44)         9.66        3.29         16,877      1.68(d)        4.28           314           1.68
       --           (0.52)         9.78       10.29          6,994      1.67           5.53           120           1.67

   $(0.15)         $(0.41)       $ 9.80        0.45%    $    1,470      1.58%          2.32%          402%          1.66%(f)
    (0.06)          (0.32)        10.17        5.13          1,823      1.65           2.61           398           1.68(e)
    (0.17)          (0.44)         9.99        8.24          2,823      1.67           2.50           488           1.67
       --           (0.44)         9.65        3.18          2,387      1.68(d)        4.28           314           1.68
       --           (0.52)         9.78       10.28          1,321      1.67           5.53           120           1.67

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
STRATEGIC INCOME(C)
PRIMARY A SHARES
Year ended 3/31/2005......................   $10.26         $0.45           $(0.18)           $0.27          $(0.45)
Year ended 3/31/2004......................     9.84          0.44             0.49             0.93           (0.51)
Year ended 3/31/2003......................     9.61          0.46             0.23             0.69           (0.46)
Year ended 3/31/2002......................     9.89          0.58            (0.26)            0.32           (0.60)
Year ended 3/31/2001......................     9.53          0.66             0.35             1.01           (0.65)
INVESTOR A SHARES
Year ended 3/31/2005......................   $10.25         $0.43           $(0.18)           $0.25          $(0.43)
Year ended 3/31/2004......................     9.83          0.42             0.49             0.91           (0.49)
Year ended 3/31/2003......................     9.60          0.45             0.23             0.68           (0.45)
Year ended 3/31/2002......................     9.88          0.55            (0.26)            0.29           (0.57)
Year ended 3/31/2001......................     9.52          0.63             0.36             0.99           (0.63)
INVESTOR B SHARES
Year ended 3/31/2005......................   $10.26         $0.35           $(0.18)           $0.17          $(0.35)
Year ended 3/31/2004......................     9.84          0.34             0.49             0.83           (0.41)
Year ended 3/31/2003......................     9.61          0.37             0.23             0.60           (0.37)
Year ended 3/31/2002......................     9.89          0.48            (0.26)            0.22           (0.50)
Year ended 3/31/2001                           9.52          0.56             0.37             0.93           (0.56)
INVESTOR C SHARES
Year ended 3/31/2005......................   $10.25         $0.35           $(0.18)           $0.17          $(0.35)
Year ended 3/31/2004......................     9.83          0.34             0.49             0.83           (0.41)
Year ended 3/31/2003......................     9.60          0.37             0.23             0.60           (0.37)
Year ended 3/31/2002......................     9.88          0.48            (0.26)            0.22           (0.50)
Year ended 3/31/2001......................     9.52          0.56             0.36             0.92           (0.56)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of the custodial expense offset (see Note 3) on the operating expenses ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 108

NATIONS FUNDS

                                                                                                WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                                                                 --------------
                                                        RATIO        RATIO NET                      RATIO OF
    TOTAL       NET ASSET               NET ASSETS    OPERATING      INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                   END OF     EXPENSES TO     INCOME TO     PORTFOLIO      EXPENSES TO
     AND         END OF       TOTAL       PERIOD     AVERAGE NET    AVERAGE NET    TURNOVER         AVERAGE
DISTRIBUTIONS    PERIOD     RETURN(A)     (000)         ASSETS         ASSETS        RATE          NET ASSETS
-----------------------------------------------------------------------------------------------------------------

   $(0.45)       $10.08        2.74%     $167,591        0.77%(b)       4.44%         417%            0.83%(b)
    (0.51)        10.26        9.68       172,932        0.71(b)        4.40          411             0.81(b)
    (0.46)         9.84        7.39       136,688        0.78(b)        4.78          255             0.88(b)
    (0.60)         9.61        3.30       143,283        0.81(b)        5.52          199             0.91(b)
    (0.65)         9.89       11.06       177,877        0.72           6.76          238             0.84

   $(0.43)       $10.07        2.48%     $ 28,368        1.02%(b)       4.20%         417%            1.08%(b)
    (0.49)        10.25        9.42        32,481        0.96(b)        4.15          411             1.06(b)
    (0.45)         9.83        7.14        32,300        1.03(b)        4.53          255             1.13(b)
    (0.57)         9.60        3.05        26,543        1.06(b)        5.27          199             1.16(b)
    (0.63)         9.88       10.80        29,102        0.97           6.51          238             1.09

   $(0.35)       $10.08        1.72%     $ 29,068        1.77%(b)       3.44%         417%            1.83%(b)
    (0.41)        10.26        8.60        34,537        1.71(b)        3.40          411             1.81(b)
    (0.37)         9.84        6.33        36,736        1.78(b)        3.78          255             1.88(b)
    (0.50)         9.61        2.28        45,960        1.81(b)        4.52          199             1.91(b)
    (0.56)         9.89       10.08        50,251        1.72           5.76          238             1.84

   $(0.35)       $10.07        1.72%     $  2,740        1.77%(b)       3.44%(d)      417%            1.83%(b)
    (0.41)        10.25        8.61         3,681        1.71(b)        3.40          411             1.81(b)
    (0.37)         9.83        6.33         3,541        1.78(b)        3.78          255             1.88(b)
    (0.50)         9.60        2.28         1,997        1.81(b)        4.52          199             1.91(b)
    (0.56)         9.88        9.98         1,527        1.72           5.76          238             1.84

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
HIGH YIELD BOND(B)(C)
PRIMARY A SHARES
Year ended 3/31/2005......................    $9.86         $0.67           $ 0.04            $0.71          $(0.68)
Year ended 3/31/2004......................     8.57          0.73             1.38             2.11           (0.73)
Year ended 3/31/2003......................     8.86          0.77            (0.29)            0.48           (0.77)
Year ended 3/31/2002......................     9.27          0.86            (0.34)            0.52           (0.88)
Year ended 3/31/2001......................     9.90          0.96            (0.54)            0.42           (1.05)
INVESTOR A SHARES
Year ended 3/31/2005......................    $9.79         $0.66           $ 0.03            $0.69          $(0.65)
Year ended 3/31/2004......................     8.52          0.70             1.36             2.06           (0.70)
Year ended 3/31/2003......................     8.80          0.75            (0.28)            0.47           (0.75)
Year ended 3/31/2002......................     9.22          0.80            (0.32)            0.48           (0.85)
Year ended 3/31/2001......................     9.88          0.96            (0.58)            0.38           (1.04)
INVESTOR B SHARES
Year ended 3/31/2005......................    $9.77         $0.58           $ 0.04            $0.62          $(0.58)
Year ended 3/31/2004......................     8.51          0.64             1.35             1.99           (0.64)
Year ended 3/31/2003......................     8.80          0.69            (0.29)            0.40           (0.69)
Year ended 3/31/2002......................     9.21          0.76            (0.33)            0.43           (0.79)
Year ended 3/31/2001......................     9.88          0.92            (0.62)            0.30           (0.97)
INVESTOR C SHARES
Year ended 3/31/2005......................    $9.74         $0.58           $ 0.03            $0.61          $(0.58)
Year ended 3/31/2004......................     8.47          0.64             1.36             2.00           (0.64)
Year ended 3/31/2003......................     8.77          0.69            (0.30)            0.39           (0.69)
Year ended 3/31/2002......................     9.19          0.76            (0.34)            0.42           (0.79)
Year ended 3/31/2001......................     9.87          0.90            (0.61)            0.29           (0.97)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the High Yield Bond Master Portfolio.

(c)Per share net investment income has been calculated using the monthly average shares method.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 110

NATIONS FUNDS

                                                                                                       WITHOUT WAIVERS
                                                                                                       AND/OR EXPENSE
                                                                                                       REIMBURSEMENTS
                                                                                                       ---------------
                                                                          RATIO OF       RATIO OF         RATIO OF
DISTRIBUTIONS       TOTAL                                   NET ASSETS   OPERATING    NET INVESTMENT      OPERATING
  FROM NET        DIVIDENDS       NET ASSET                   END OF      EXPENSES        INCOME         EXPENSES TO
  REALIZED           AND            VALUE         TOTAL       PERIOD     TO AVERAGE     TO AVERAGE         AVERAGE
    GAINS       DISTRIBUTIONS   END OF PERIOD   RETURN(A)     (000)      NET ASSETS     NET ASSETS       NET ASSETS
----------------------------------------------------------------------------------------------------------------------

   $(0.52)         $(1.20)          $9.37          7.76%     $707,834       0.84%          7.09%            0.84%
    (0.09)          (0.82)           9.86         25.30       798,398       0.84           7.62             0.84
       --           (0.77)           8.57          6.19       460,639       0.90           9.47             0.90
    (0.05)          (0.93)           8.86          6.05       194,867       0.93           9.75             1.00
       --           (1.05)           9.27          4.51        61,181       0.93          10.97             1.45

   $(0.52)         $(1.17)          $9.31          7.64%     $134,980       1.09%          6.90%            1.09%
    (0.09)          (0.79)           9.79         24.88       163,916       1.09           7.37             1.09
       --           (0.75)           8.52          6.07        97,154       1.15           9.22             1.15
    (0.05)          (0.90)           8.80          5.69        31,551       1.18           9.50             1.25
       --           (1.04)           9.22          3.99         8,344       1.18          10.72             1.70

   $(0.52)         $(1.10)          $9.29          6.89%     $130,088       1.84%          6.17%            1.84%
    (0.09)          (0.73)           9.77         23.91       144,762       1.84           6.62             1.84
       --           (0.69)           8.51          5.20        95,110       1.90           8.47             1.90
    (0.05)          (0.84)           8.80          5.06        64,091       1.93           8.75             2.00
       --           (0.97)           9.21          3.29        22,106       1.93           9.97             2.45

   $(0.52)         $(1.10)          $9.25          6.80%     $ 49,066       1.84%          6.21%            1.84%
    (0.09)          (0.73)           9.74         24.15        63,005       1.84           6.62             1.84
       --           (0.69)           8.47          5.09        32,453       1.90           8.47             1.90
    (0.05)          (0.84)           8.77          4.96        15,213       1.93           8.75             2.00
       --           (0.97)           9.19          3.20         1,891       1.93           9.97             2.45

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2005, Funds Trust offered fifty-six separate portfolios. These financial statements pertain only to the following U.S. government and corporate bond portfolios of Funds Trust (each a "Fund" and collectively, the "Funds"):

Short-Term Income Fund
Short-Intermediate Government Fund
Government Securities Fund
Intermediate Bond Fund
Bond Fund
Strategic Income Fund
High Yield Bond Fund

Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

Intermediate Bond Fund and High Yield Bond Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of assets and liabilities reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (96.7% for Intermediate Bond Master Portfolio and 94.0% for High Yield Bond Master Portfolio at March 31, 2005). The financial statements of the Master Portfolios, including their investment portfolios, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act and managed by Banc of America Capital Management, LLC ("BACAP"), whose financial statements are not presented here, also invest in the Master Portfolios.

Certain Funds invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt security prices provided by the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Restricted securities, securities for which market quotations are not readily available, and certain other

NATIONS FUNDS
assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

The valuation of each Feeder Fund's investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolios use valuation policies consistent with those described above.

Futures contracts: The Short-Term Income, Short-Intermediate Government, Government Securities, Bond and Strategic Income Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to enhance the portfolio's return. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

NATIONS FUNDS

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. London time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Fund may enter into forward currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Swaps: The Funds may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of assets and liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Repurchase agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase

NATIONS FUNDS
obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Loan Participations and Commitments: The Short-Term Income Fund may invest in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participations ("Selling Participant"), but not the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Dollar rolls: The Funds may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund's policy is to record the component of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll commitments. In addition, the Funds may receive compensation that is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing their yields, principally by earning a negotiated fee.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Dividends and distributions to shareholders: It is the policy of each Fund (except Intermediate Bond and High Yield Bond) to declare dividends from net investment income daily and to pay such dividends monthly. Intermediate Bond and

NATIONS FUNDS

High Yield Bond Funds declare and pay dividends monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with BACAP, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Effective December 1, 2004, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund:

                                        FEES ON         FEES ON         FEES ON         FEES ON         FEES ON        FEES ON
                                        AVERAGE         AVERAGE         AVERAGE         AVERAGE         AVERAGE        AVERAGE
                                       NET ASSETS     NET ASSETS      NET ASSETS      NET ASSETS      NET ASSETS      NET ASSETS
                                         FIRST       $500 MILLION    $1 BILLION TO   $1.5 BILLION    $3 BILLION TO       OVER
                                      $500 MILLION   TO $1 BILLION   $1.5 BILLION    TO $3 BILLION    $6 BILLION      $6 BILLION
                                      -------------------------------------------------------------------------------------------
Short-Term Income Fund..............     0.30%          0.30%           0.30%           0.30%           0.30%           0.30%
Short-Intermediate Government
  Fund..............................     0.30%          0.25%           0.25%           0.25%           0.25%           0.25%
Government Securities Fund..........     0.39%          0.34%           0.31%           0.28%           0.27%           0.26%
Bond Fund...........................     0.40%          0.35%           0.32%           0.29%           0.28%           0.27%
Strategic Income Fund...............     0.46%          0.41%           0.38%           0.35%           0.35%           0.35%

The Feeder Funds indirectly pay for investment advisory services through their investments in their corresponding Master Portfolios (see Note 2 of Notes to financial statements of the Master Portfolios).

Prior to December 1, 2004, BACAP received a monthly investment advisory fee based on the average daily net assets of each of the Funds at the following annual rates:

                                                       FEES ON AVERAGE    FEES ON AVERAGE    FEES ON AVERAGE
                                                         NET ASSETS         NET ASSETS         NET ASSETS
                                                            FIRST         $200 MILLION TO         OVER
                                                        $200 MILLION       $250 MILLION       $250 MILLION
                                                       -----------------------------------------------------
Short-Term Income Fund...............................      0.30%              0.30%              0.30%
Short-Intermediate Government Fund...................      0.30%              0.30%              0.30%
Government Securities Fund...........................      0.50%              0.45%              0.40%
Bond Fund............................................      0.40%              0.40%              0.40%
Strategic Income Fund................................      0.50%              0.50%              0.50%

NATIONS FUNDS

In addition, prior to December 31, 2004, BACAP waived its advisory fees for the Funds set forth below (as a percentage of the Funds' average daily net assets):

Short-Term Income...........................................  0.10%
Government Securities.......................................  0.10%*
Strategic Income............................................  0.10%

---------------

 *Contractual advisory fees are based on asset breakpoints causing this percentage to fluctuate, as the advisory waiver is subject to change in order to maintain a net advisory fee of 0.40% of Government Securities' average daily net assets. The advisory fee waiver presented reflects the maximum advisory fee waiver.

For the year ended March 31, 2005, the effective investment advisory fee rates for the Funds were as follows:

                                                              EFFECTIVE
                                                               FEE RATE
                                                              ----------
Short-Term Income Fund......................................     0.23%
Short-Intermediate Government Fund..........................     0.30%
Government Securities Fund..................................     0.41%
Bond Fund...................................................     0.38%
Strategic Income Fund.......................................     0.42%

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Effective December 1, 2004, BACAP Distributors is entitled to receive a fee, computed daily and paid monthly, at the following annual rates:

                                                               ANNUAL
                                                              FEE RATE
                                                              --------
Short-Term Income Fund......................................    0.14%
Short-Intermediate Government Fund..........................    0.15%
Government Securities Fund..................................    0.14%
Intermediate Bond Fund......................................    0.15%
Bond Fund...................................................    0.15%
Strategic Income Fund.......................................    0.14%
High Yield Bond Fund........................................    0.18%

In addition, effective December 31, 2004, BACAP Distributors has agreed to waived 0.02% of its administration fees for the Short Term Bond Fund.

Prior to December 1, 2004, BACAP Distributors received a monthly administration fee based on the average daily net assets of each of the Funds at the following annual rates:

                                                               ANNUAL
                                                              FEE RATE
                                                              --------
Short-Term Income Fund......................................    0.22%
Short-Intermediate Government Fund..........................    0.22%
Government Securities Fund..................................    0.22%
Intermediate Bond Fund......................................    0.17%
Bond Fund...................................................    0.22%
Strategic Income Fund.......................................    0.22%
High Yield Bond Fund........................................    0.18%

In addition, prior to December 1, 2004, BACAP Distributors waived 0.05% of its administration fees for Government Securities Fund.

NATIONS FUNDS

For the year ended March 31, 2005, the effective administration fee rates for the Funds were as follows:

                                                              EFFECTIVE
                                                              FEE RATE
                                                              ---------
Short-Term Income Fund......................................    0.19%
Short-Intermediate Government Fund..........................    0.20%
Government Securities Fund..................................    0.15%
Intermediate Bond Fund......................................    0.17%
Bond Fund...................................................    0.20%
Strategic Income Fund.......................................    0.19%
High Yield Bond Fund........................................    0.18%

The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors.

BNY serves as the custodian of Funds Trust's assets.

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A shares of each Fund. For the year ended March 31, 2005, Bank of America earned the following sub-transfer agent fees from the Funds for providing such services and these amounts are included in "Transfer agent fees" in each Fund's Statements of operations.

                                                              SUB-TRANSFER
                                                               AGENT FEE
FUND                                                             (000)
--------------------------------------------------------------------------
Short-Term Income...........................................       26
Short-Intermediate Government...............................       10
Government Securities.......................................        3
Intermediate Bond...........................................       21
Bond........................................................       61
Strategic Income............................................        6
High Yield Bond.............................................       21

BACAP Distributors serves as distributor of the Funds' shares. For the year ended March 31, 2005, the Funds were informed that the distributor received the following:

                                                               FRONT END               CONTINGENT DEFERRED
                                                              SALES CHARGE                 SALES CHARGE
                                                                 (000)                        (000)
                                                              ------------    --------------------------------------
FUND                                                           INVESTOR A     INVESTOR A    INVESTOR B    INVESTOR C
--------------------------------------------------------------------------------------------------------------------
Short-Term Income...........................................      $  5           $ 2           $ --          $ 3
Short-Intermediate Government...............................        12             1             59           --*
Government Securities.......................................        23            --             64           --*
Intermediate Bond...........................................         8            --             23           --*
Bond........................................................         8            --             26           --*
Strategic Income............................................        28              *            29           --*
High Yield Bond.............................................       296            52            278           22

---------------

 *Amount represents less than $500.

With the exception of one officer, no officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, pays its pro-rata share of the expenses

NATIONS FUNDS
associated with the Office of the Chief Compliance Officer. Each Fund's fee will not exceed $15,000 per year. As of March 31, 2005 the fees paid for the office of the Chief Compliance Officer were as follows:

                                                              CCO FEES
FUND                                                           (000)
----------------------------------------------------------------------
Short-Term Income...........................................     $8
Short-Intermediate Government...............................      6
Government Securities.......................................      4
Intermediate Bond...........................................      8
Bond........................................................      8
Strategic Income............................................      5
High Yield Bond.............................................      8

These amounts are included in "Other expenses" on the Statements of Operations.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of assets and liabilities.

Certain Funds have made daily investments of cash balances in the Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Funds. For the year ended March 31, 2005, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                                                   ADMINISTRATION FEES
                                                                ADVISORY FEES          (EARNED BY
                                                              (EARNED BY BACAP)    BACAP DISTRIBUTORS)
FUND                                                                (000)                 (000)
------------------------------------------------------------------------------------------------------
Short-Term Income...........................................        $ 59                  $ 31
Short-Intermediate Government...............................           6                     3
Government Securities.......................................           5                     3
Bond........................................................         380                   196
Strategic Income............................................          42                    21

Certain Funds have invested in portfolios contained within the various Nations Trusts, pursuant to an exemptive order received from the Securities and Exchange Commission. Bond Fund has invested in Convertible Securities Fund, a portfolio of Funds Trust. Strategic Income Fund and Bond Fund have invested in High Yield Portfolio, a portfolio of Master Trust. The income earned from such investments is included in their Statements of operations as "Dividend income from affiliated funds". BACAP has agreed to waive advisory fees on Bond Fund's investment in Convertible Securities Fund and this waiver is included in Bond Fund's Statement of operations as "Fees waived by investment advisor, administrator and/or distributor".

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

Prior to March 24, 2005, Strategic Income invested a portion of its assets in High Yield Portfolio (the "Portfolio"), a series of Nations Master Investment Trust. As of the close of business on March 24, 2005, the Portfolio distributed all of its net assets to Strategic Income in exchange for Strategic Income's interest in the Portfolio in complete liquidation of the Portfolio. The Portfolio allocated income, expenses, realized and unrealized gains (losses) to its investors on a daily basis, based on methods approved by the Internal Revenue Service.

NATIONS FUNDS

3.  TOTAL OPERATING EXPENSE LIMITATIONS

During the year ended March 31, 2005, and until July 31, 2005, BACAP and/or BACAP Distributors has agreed to reimburse expenses and/or waive their fees to the extent that the total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

FUND                                                          ANNUAL RATE
-------------------------------------------------------------------------
Intermediate Bond Fund......................................      0.81%
Bond........................................................      0.60%
High Yield Bond Fund........................................      0.93%

BACAP and/or BACAP Distributors is entitled to recover from Intermediate Bond Fund and Bond Fund any fees waived or expenses reimbursed by BACAP and/or BACAP Distributors during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue. At March 31, 2005, amounts potentially recoverable by BACAP and/or BACAP Distributors pursuant to this arrangement are as follows:

                                                               POTENTIAL         POTENTIAL         AMOUNT
                                                               AMOUNT TO         AMOUNT TO       RECOVERED
                                                             RECOVER WITHIN    RECOVER WITHIN      DURING
                                                             3 YEARS AS OF     2 YEARS AS OF     YEAR ENDED
FUND                                                            3/31/05           3/31/05         3/31/05
-----------------------------------------------------------------------------------------------------------
Bond Fund..................................................       1,044             100                0

Each Fund has an agreement with BNY under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

4.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for the Investor A Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the applicable classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

                                                              CURRENT RATE
                                                               (AFTER FEE         PLAN
                                                                WAIVERS)         LIMIT
                                                              --------------------------
Investor A Combined Distribution and Shareholder Servicing
  Plan......................................................      0.25%*          0.25%
Investor B and Investor C Shareholder Servicing Plans.......      0.25%           0.25%
Investor B and Investor C Distribution Plans................      0.75%           0.75%

---------------

 *Short-Term Income Fund pays its shareholder servicing fees, at the rates shown above, under a separate servicing plan.

5.  FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NATIONS FUNDS

For the year ended March 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, swap payments, dividend reclassifications, redemptions treated as dividends, remedial allocations due to tax rules, defaulted securities and investments in partnerships were identified and reclassified among the components of the Funds' net assets as follows:

                                                               UNDISTRIBUTED/
                                                              (OVERDISTRIBUTED)    ACCUMULATED
                                                               NET INVESTMENT      NET REALIZED    PAID-IN
                                                                INCOME (LOSS)      GAIN (LOSS)     CAPITAL
FUND                                                                (000)             (000)         (000)
----------------------------------------------------------------------------------------------------------
Short-Term Income...........................................       $ (874)           $   874       $    --
Short-Intermediate Government...............................         (105)               105            --
Government Securities.......................................          (30)                30            --
Intermediate Bond...........................................           58                (58)           --
Bond........................................................       (2,321)              (829)        3,150
Strategic Income............................................         (351)             1,361        (1,010)
High Yield Bond.............................................        2,268             (6,447)        4,179

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 was as follows:

                                                                       3/31/05                      3/31/04
                                                              -------------------------    -------------------------
                                                              ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                                                              INCOME*     CAPITAL GAINS    INCOME*     CAPITAL GAINS
FUND                                                           (000)          (000)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------
Short-Term Income...........................................    28,352           738       $ 26,600       $2,141
Short-Intermediate Government...............................    10,510         1,300         16,222        3,815
Government Securities.......................................     5,023            --          6,030           --
Intermediate Bond...........................................    22,862         4,353         25,534        4,984
Bond........................................................   100,927         6,016        102,586           --
Strategic Income............................................    10,156            --         11,226           --
High Yield Bond.............................................    96,063        36,370         91,303           --

---------------

 *For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                                     UNDISTRIBUTED/
                                                                                     (ACCUMULATED)
                                                                UNDISTRIBUTED          LONG-TERM       NET UNREALIZED
                                                                   ORDINARY          CAPITAL GAINS/     APPRECIATION
                                                                    INCOME              (LOSS)**       (DEPRECIATION)*
FUND                                                                (000)                (000)              (000)
----------------------------------------------------------------------------------------------------------------------
Short-Term Income...........................................          271                (5,600)           (12,711)
Short-Intermediate Government...............................          105                (2,315)            (3,896)
Government Securities.......................................           --                  (595)              (566)
Intermediate Bond...........................................          316                (2,659)            (4,234)
Bond........................................................        4,845                 3,712             (1,756)
Strategic Income............................................          379               (10,275)              (618)
High Yield Bond.............................................        5,681                10,368             47,581

---------------

 *The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, income on defaulted securities and the realization for tax-purposes of unrealized gains/(losses) on certain forward foreign currency and futures contracts.

**Amounts may include post-October loss deferrals and/or straddle loss deferrals.

NATIONS FUNDS

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes, was:

                                                                                                   NET
                                                                                                UNREALIZED
                                                               UNREALIZED      UNREALIZED      APPRECIATION
                                                              APPRECIATION    DEPRECIATION    (DEPRECIATION)
FUND                                                             (000)           (000)           (000)**
------------------------------------------------------------------------------------------------------------
Short-Term Income...........................................    $   348         $(13,059)        $(12,711)
Short-Intermediate Government...............................        597           (4,492)          (3,895)
Government Securities.......................................      1,007           (1,576)            (569)
Intermediate Bond...........................................        N/A*             N/A*          (4,258)
Bond........................................................     19,845          (21,597)          (1,752)
Strategic Income............................................      2,851           (3,462)            (611)
High Yield Bond.............................................        N/A*             N/A*          47,606

---------------

 *See corresponding Master Portfolio for tax basis information.

**Differences between book basis and tax basis net unrealized appreciation
  (depreciation) is due primarily to deferred wash sale losses and income on defaulted securities.

The following capital loss carryforwards, determined as of March 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                                              EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING
                                                              IN 2008     IN 2009     IN 2010     IN 2011     IN 2013
FUND                                                           (000)       (000)       (000)       (000)       (000)
----------------------------------------------------------------------------------------------------------------------
Short-Term Income...........................................   $   --      $   --      $   --      $   --      $  955
Short-Intermediate Government...............................       --          --          --          --         721
Intermediate Bond...........................................       --          --          --          --       1,494
Government Securities.......................................      571          --          --          --          24
Strategic Income............................................    1,590       3,544       1,929       3,212          --

During the year ended March 31, 2005, the following Funds utilized capital losses as follows:

                                                              CAPITAL LOSSES
                                                                 UTILIZED
FUND                                                              (000)
----------------------------------------------------------------------------
Strategic Income............................................      $4,101

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2005, the following funds elected to defer losses occurring between November 1, 2004 and March 31, 2005 under these rules as follows:

                                                              CURRENCY    CAPITAL
                                                              -------------------
Short-Term Income...........................................     --*       4,645
                                                                 --
Short-Intermediate Government...............................     --        1,591
                                                                 --
Intermediate Bond...........................................     --        1,164

---------------

 *Amount represents less than $500.

6.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2005, were as follows:

                                                               PURCHASES        SALES
                                                                 (000)          (000)
                                                              --------------------------
Short-Term Income...........................................  $ 1,279,828    $ 1,463,688
Short-Intermediate Government...............................      243,259        246,543
Government Securities.......................................      493,224        466,939
Bond........................................................    7,725,272      8,328,919
Strategic Income............................................      624,945        682,477

NATIONS FUNDS

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2005, were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
Short-Term Income...........................................  $152,721     $229,542
Short-Intermediate Government...............................   278,985      365,994
Government Securities.......................................    54,737      123,392
Bond........................................................   355,116      479,355
Strategic Income............................................    37,596       45,309

7.  FUTURES CONTRACTS

At March 31, 2005, the following Funds had futures contracts open:

                                                                                                                     UNREALIZED
                                                                           VALUE OF CONTRACT    MARKET VALUE OF    APPRECIATION/
                                                              NUMBER OF       WHEN OPENED          CONTRACTS       (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS          (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT FUND:
U.S. 5 year Treasury Note Futures (long position) expiring
  June 2005(a)..............................................      10           $  1,076            $  1,070            $  (6)
U.S. 10 year Treasury Note Futures (long position) expiring
  June 2005(a)..............................................     183             20,166              19,996             (170)
U.S. 5 year Treasury Bond Futures (short position) expiring
  June 2005(a)..............................................     (83)            (9,396)             (9,244)             152
                                                                                                                       -----
  Total net unrealized appreciation.........................                                                             (24)
                                                                                                                       =====
GOVERNMENT SECURITIES FUND:
U.S. 20 year Treasury Bond Futures (long position) expiring
  June 2005(a)..............................................      49           $  5,492            $  5,457            $ (35)
U.S. 10 year Treasury Note Futures (long position) expiring
  June 2005(a)..............................................      30              3,306               3,279              (27)
U.S. 5 year Treasury Note Futures (short position) expiring
  June 2005(a)..............................................     (10)            (1,078)             (1,070)               8
U.S. 2 year Treasury Note Futures (short position) expiring
  June 2005(a)..............................................     (15)            (3,112)             (3,103)               9
                                                                                                                       -----
  Total net unrealized appreciation.........................                                                           $ (45)
                                                                                                                       =====
BOND FUND:
U.S. 5 year Treasury Note Futures (long position) expiring
  June 2005(a)..............................................      80           $  8,612            $  8,568            $ (44)
U.S. 2 year Treasury Note Futures (long position) expiring
  June 2005(a)..............................................      95             19,718              19,654              (64)
U.S. 20 year Treasury Bond Futures (long position) expiring
  June 2005(a)..............................................     375             42,136              41,765             (371)
U.S. 10 year Treasury Note Futures (short position) expiring
  June 2005(a)..............................................    (161)           (17,733)            (17,591)             142
                                                                                                                       -----
  Total net unrealized appreciation.........................                                                           $(337)
                                                                                                                       =====

---------------

(a)Securities have been segregated as collateral for the Funds' open futures contracts.

NATIONS FUNDS

8.  WRITTEN OPTIONS

Written options for the year ended March 31, 2005, aggregated the following:

                                                                            PREMIUM
                                                              NUMBER OF     RECEIVED
SUMMARY OF WRITTEN OPTIONS (FUND)                             CONTRACTS*     (000)
------------------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT:
Outstanding at March 31, 2004...............................       --         $ --
Contracts opened............................................      200            4
Contracts closed............................................       --           --
Contracts expired...........................................     (200)          (4)
                                                                 ----         ----
Outstanding at March 31, 2005...............................       --         $ --
                                                                 ====         ====
GOVERNMENT SECURITIES:
Outstanding at March 31, 2004...............................       --         $ --
Contracts opened............................................      200            2
Contracts closed............................................       --           --
Contracts expired...........................................     (200)          (2)
                                                                 ----         ----
Outstanding at March 31, 2005...............................       --         $ --
                                                                 ====         ====
BOND:
Outstanding at March 31, 2004...............................       --         $ --
Contracts opened............................................        4           23
Contracts closed............................................       --           --
Contracts expired...........................................       (4)         (23)
                                                                 ----         ----
Outstanding at March 31, 2005...............................       --         $ --
                                                                 ====         ====
STRATEGIC INCOME:
Outstanding at March 31, 2004...............................       --         $ --
Contracts opened............................................        2            1
Contracts closed............................................       --           --
Contracts expired...........................................       (2)          (1)
                                                                 ----         ----
Outstanding at March 31, 2005...............................       --         $ --
                                                                 ====         ====

---------------

 *1 contract = $1,000,000 notional amount.

9.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2005, the following Funds had forward foreign currency contracts outstanding:

                                                                                                                     UNREALIZED
                                                      VALUE OF CONTRACT    VALUE OF CONTRACT    MARKET VALUE OF    APPRECIATION/
                                                         WHEN OPENED          WHEN OPENED          CONTRACT        (DEPRECIATION)
                                           LOCAL      (LOCAL CURRENCY)       (US DOLLARS)        (US DOLLARS)       (US DOLLARS)
DESCRIPTION                               CURRENCY          (000)                (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
BOND:
CONTRACTS TO SELL
Expiring April 19, 2005.................   Euro             (330)                $(433)              $(430)             $ 3
Expiring April 19, 2005.................   Euro             (540)                 (714)               (701)              13
Expiring June 1, 2005...................   Euro             (114)                 (147)               (148)              (1)
                                                                                                                        ---
Total net unrealized depreciation.......                                                                                $15
                                                                                                                        ---
STRATEGIC INCOME FUND:
CONTRACTS TO SELL:
Expiring April 28, 2005.................   Euro             (680)                $(897)              $(884)             $13
Expiring June 1, 2005...................   Euro              (95)                 (122)               (123)              (1)
                                                                                                                        ---
Total net unrealized depreciation.......                                                                                $12
                                                                                                                        ===

NATIONS FUNDS

10.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2005, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Funds Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Investor B Shares generally convert to Investor A Shares based on the following conditions:

              SHORT-INTERMEDIATE GOVERNMENT/INTERMEDIATE BOND/BOND

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                     Eight years
-- between August 1, 1998 and November 15, 1998
   $0 - $249,999                                               Six years
   $250,000 - $499,999                                         Six years
   $500,000 - $999,999                                         Five years

             GOVERNMENT SECURITIES/STRATEGIC INCOME/HIGH YIELD BOND

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                     Eight years
-- between August 1, 1997 and November 15, 1998
   $0 - $249,999                                               Nine years
   $250,000 - $499,999                                         Six years
   $500,000 - $999,999                                         Five years
-- before August 1, 1997                                       Eight Years

See Schedules of capital stock activity.

11.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Funds had no borrowings outstanding at March 31, 2005.

12.  SECURITIES LENDING

Under an agreement with BNY, the Funds may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of the collateral. The cash collateral received is invested in repurchase agreements. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to the borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral. The income earned by each Fund from securities lending is included in its Statement of operations.

NATIONS FUNDS

At March 31, 2005, the following Funds had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
FUND                                                                (000)              (000)
------------------------------------------------------------------------------------------------
Short-Term Income...........................................      $ 22,733           $ 23,348
Short-Intermediate Government...............................       156,224            160,496
Government Securities.......................................        25,954             26,501
Bond........................................................       126,690            132,182
Strategic Income............................................        11,170             11,620

13.  RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Funds do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

The following securities are considered restricted as to resale at March 31, 2005 for the Government Securities Fund.

                                                                                                  MARKET
                                                                                   ACQUISITION     VALUE     PERCENTAGE
                                                                 ACQUISITION          COST        3/31/05      OF NET
SECURITY                                                            DATE              (000)        (000)       ASSETS
-----------------------------------------------------------------------------------------------------------------------
Vendee Mortgage Trust, Series 1998-1, Class 2,
  Interest Only 0.448% 09/15/27.............................      05/18/98            $236         $122         0.08%
Vendee Mortgage Trust, Series 1998-3, Class 1,
  Interest Only 0.305% 03/15/29.............................      09/16/98             161           98         0.06

14.  CONTINGENCIES AND OTHER EVENTS

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributors,
Inc. -- the investment advisor to and distributor of the Columbia Funds, respectively, -- to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with the BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the staff of the SEC. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. At this time, the distribution plan is still under development. As such, any gain to the Nations Funds or their shareholders can not currently be determined. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund

NATIONS FUNDS
shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

For the fiscal year ended March 31, 2005, Bank of America Corporation has assumed $6.7 million of legal, shareholder communications, audit related, transfer agent, consulting and Trustee costs and fees incurred by the Funds impacted in connection with the regulatory and civil litigation matters discussed above. These non-recurring costs were allocated to the Funds based on their respective average nets assets for the year ended March 31, 2005. These non-recurring costs on a per Fund basis are shown in that Fund's respective Statement of operations. Because these costs were borne by Bank of America Corporation and not any Fund, an offsetting waiver of these costs is also presented in each respective Fund's Statement of operations as, "Costs assumed by Bank of America Corporation". The impact to the expense ratio of each impacted Fund is reflected in the Fund's Financial highlights.

15.  PROPOSED REORGANIZATION

The Board of Trustees of the Funds approved a proposal to reorganize the following funds: the Nations Short Intermediate Government Fund into the Nations Short Term Income Fund, the Nations Government Securities Fund into the Columbia Federal Securities Fund; and the Nations Strategic Income Fund into the Columbia Strategic Income Fund. The fund mergers are subject to approval by shareholders of the Funds and the satisfaction of certain other conditions. The mergers are expected to be completed in the third quarter of 2005.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Short-Term Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Intermediate Bond Fund, Nations Bond Fund, Nations Strategic Income Fund and Nations High Yield Bond Fund (constituting part of Nations Funds Trust, hereafter referred to as the "Funds") at March 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2005

NATIONS FUNDS

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2005, the amount of long-term capital gains designated by Funds Trust were as follows:

                                                               TOTAL LONG-
                                                              TERM CAPITAL
FUND                                                              GAINS
---------------------------------------------------------------------------
Short-Term Income...........................................   $   737,732
Short-Intermediate Government...............................     1,299,938
Intermediate Bond...........................................     4,353,135
Bond........................................................     7,358,184
High Yield Bond.............................................    39,797,625

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio and
Nations High Yield Bond Master Portfolio Annual Report

                                                     MARCH 31, 2005

The following pages should be read in conjunction with Nations Intermediate Bond and Nations High Yield Bond Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
           CORPORATE FIXED-INCOME BONDS AND NOTES -- 49.6%
           BASIC MATERIALS -- 2.3%
           CHEMICALS -- 1.2%
$  1,298   E.I. Dupont De Nemours & Co.
             3.375% 11/15/07.............................................   $   1,269
   1,622   Dow Chemical Co.
             6.125% 02/01/11.............................................       1,736
     409   Eastman Chemical Co.
             3.250% 06/15/08.............................................         392
     435   Potash Corp. of Saskatchewan
             4.875% 03/01/13.............................................         427
           Praxair, Inc.
     705     4.750% 07/15/07.............................................         710
   1,192     6.500% 03/01/08.............................................       1,252
   1,394     6.625% 10/15/07.............................................       1,459
     489     6.900% 11/01/06.............................................         511
                                                                            ---------
                                                                                7,756
                                                                            ---------
           FOREST PRODUCTS AND PAPER -- 0.6%
           International Paper Co.
     577     4.250% 01/15/09.............................................         569
   1,973     5.850% 10/30/12.............................................       2,056
   1,501   MeadWestvaco Corp.
             6.850% 04/01/12.............................................       1,674
                                                                            ---------
                                                                                4,299
                                                                            ---------
           METALS AND MINING -- 0.5%
      29   Alcan, Inc.
             6.450% 03/15/11.............................................          32
   1,570   Alcoa, Inc.
             7.375% 08/01/10.............................................       1,765
     641   BHP Billiton Finance USA
             4.800% 04/15/13.............................................         634
     701   CODELCO, Inc.
             5.500% 10/15/13(a)..........................................         708
                                                                            ---------
                                                                                3,139
                                                                            ---------
                                                                               15,194
                                                                            ---------
           COMMUNICATIONS -- 7.6%
           MEDIA -- 3.1%
   1,607   Clear Channel Communications
             6.000% 11/01/06.............................................       1,638
           Comcast Cable Communications, Inc.
   1,104     6.375% 01/30/06.............................................       1,123
   1,620     7.125% 06/15/13.............................................       1,802
   3,094   Gannett Co., Inc.
             5.500% 04/01/07.............................................       3,170
   2,269   Liberty Media Corp.
             3.500% 09/25/06.............................................       2,236
           News America Holdings, Inc.
   1,247     6.625% 01/09/08(b)..........................................       1,310
     967     9.250% 02/01/13.............................................       1,207
   1,159   Thomson Corp.
             5.250% 08/15/13.............................................       1,175
           Time Warner, Inc.
   1,785     7.250% 09/01/08.............................................       1,920
      10     8.110% 08/15/06.............................................          10
   1,727     9.125% 01/15/13.............................................       2,134

--------------------------------------------------------------------------------------
  PAR                                                                         VALUE
 (000)                                                                        (000)
           MEDIA -- (CONTINUED)
           Viacom, Inc.
$    584     5.625% 05/01/07.............................................   $     598
      12     7.700% 07/30/10.............................................          13
           Walt Disney Co.
     336     5.500% 12/29/06.............................................         343
   1,073     6.750% 03/30/06.............................................       1,102
                                                                            ---------
                                                                               19,781
                                                                            ---------
           TELECOMMUNICATIONS -- 4.5%
   2,016   Alltel Corp.
             7.500% 03/01/06.............................................       2,083
   1,398   BellSouth Corp.
             5.000% 10/15/06.............................................       1,417
     943   British Telecommunications PLC
             8.375% 12/15/10.............................................       1,095
     636   Cingular Wireless SV
             8.125% 05/01/12.............................................         743
   3,980   Deutsche Telekom International Finance BV
             5.250% 07/22/13.............................................       3,991
   4,091   France Telecom SA
             8.000% 03/01/11(b)..........................................       4,681
   1,727   SBC Communications, Inc.
             5.750% 05/02/06.............................................       1,759
           Sprint Capital Corp.
     697     6.125% 11/15/08.............................................         729
   3,121     8.375% 03/15/12.............................................       3,647
      11   Telefonos de Mexico SA
             4.500% 11/19/08.............................................          11
   3,625   Telus Corp.
             7.500% 06/01/07.............................................       3,858
   2,577   Verizon New England, Inc.
             6.500% 09/15/11.............................................       2,759
   2,533   Verizon Pennsylvania, Inc.
             5.650% 11/15/11.............................................       2,601
                                                                            ---------
                                                                               29,374
                                                                            ---------
                                                                               49,155
                                                                            ---------
           CONSUMER CYCLICAL -- 2.2%
           APPAREL -- 0.5%
   3,500   Jones Apparel Group, Inc.
             5.125% 11/15/14(a)(b).......................................       3,317
                                                                            ---------
           AUTO MANUFACTURERS -- 0.6%
   3,842   DaimlerChrysler NA Holding Corp.
             4.050% 06/04/08.............................................       3,731
                                                                            ---------
           HOME BUILDERS -- 0.6%
   4,000   Centex Corp.
             4.550% 11/01/10.............................................       3,866
                                                                            ---------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
           RETAIL -- 0.5%
$      4   Costco Wholesale Corp.
             5.500% 03/15/07.............................................   $       4
           Target Corp.
      10     3.375% 03/01/08.............................................          10
     802     5.375% 06/15/09.............................................         827
     957     5.400% 10/01/08.............................................         987
     802     5.875% 03/01/12.............................................         847
           Wal-Mart Stores Inc.
      40     4.375% 07/12/07.............................................          40
     850     4.550% 05/01/13(b)..........................................         836
                                                                            ---------
                                                                                3,551
                                                                            ---------
                                                                               14,465
                                                                            ---------
           CONSUMER NON-CYCLICAL -- 3.3%
           AGRICULTURE -- 0.1%
     328   Monsanto Co.
             4.000% 05/15/08.............................................         323
                                                                            ---------
           BEVERAGES -- 0.2%
   1,142   Anheuser-Busch Cos., Inc.
             6.000% 04/15/11.............................................       1,217
       3   Coca-Cola Co.
             5.750% 03/15/11.............................................           3
                                                                            ---------
                                                                                1,220
                                                                            ---------
           COMMERCIAL SERVICES -- 0.0%
     147   RR Donnelley & Sons
             4.950% 04/01/14.............................................         144
                                                                            ---------
           COSMETICS/PERSONAL CARE -- 0.3%
   1,847   Procter & Gamble Co.
             4.750% 06/15/07.............................................       1,872
                                                                            ---------
           FOOD -- 1.6%
   2,016   Cadbury-Schweppes US Finance LLC
             5.125% 10/01/13(a)..........................................       2,003
   2,357   Campbell Soup Co.
             5.500% 03/15/07.............................................       2,402
   2,444   Fred Myer, Inc.
             7.450% 03/01/08.............................................       2,619
   1,919   General Mills, Inc.
             2.625% 10/24/06.............................................       1,875
     633   Kroger Co.
             6.750% 04/15/12.............................................         690
     745   Unilever Capital Corp.
             6.875% 11/01/05.............................................         764
                                                                            ---------
                                                                               10,353
                                                                            ---------
           HEALTHCARE SERVICES -- 0.5%
           WellPoint Health Networks, Inc.
   1,728     6.375% 06/15/06.............................................       1,772
   1,258     6.375% 01/15/12.............................................       1,357
                                                                            ---------
                                                                                3,129
                                                                            ---------

--------------------------------------------------------------------------------------
  PAR                                                                         VALUE
 (000)                                                                        (000)
           HOUSEHOLD PRODUCTS/WARES -- 0.1%
$      3   Avery Dennison Corp.
             4.875% 01/15/13.............................................   $       3
     621   Fortune Brands, Inc.
             2.875% 12/01/06.............................................         610
                                                                            ---------
                                                                                  613
                                                                            ---------
           PHARMACEUTICALS -- 0.5%
      12   Abbott Laboratories
             5.625% 07/01/06.............................................          12
   1,445   Bristol-Myers Squibb Co.
             4.750% 10/01/06.............................................       1,464
   2,112   GlaxoSmithKline Capital PLC
             2.375% 04/16/07.............................................       2,044
                                                                            ---------
                                                                                3,520
                                                                            ---------
                                                                               21,174
                                                                            ---------
           ENERGY -- 2.9%
           OIL AND GAS -- 1.9%
   1,293   BP Capital Markets PLC
             2.750% 12/29/06.............................................       1,267
   2,421   Burlington Resources Finance Co.
             5.600% 12/01/06.............................................       2,469
           Conoco Funding Co.
   1,062     5.450% 10/15/06.............................................       1,085
   1,427     6.350% 10/15/11.............................................       1,555
     530   Devon Financing Corp.
             6.875% 09/30/11.............................................         584
   1,939   Pemex Project Funding Master Trust
             7.875% 02/01/09.............................................       2,096
   2,237   USX Corp.
             6.650% 02/01/06.............................................       2,285
     827   Valero Energy Corp.
             6.875% 04/15/12.............................................         918
                                                                            ---------
                                                                               12,259
                                                                            ---------
           PIPELINES -- 1.0%
   1,219   CenterPoint Energy Resources Corp.
             7.875% 04/01/13.............................................       1,413
   1,065   Consolidated Natural Gas Co.
             5.375% 11/01/06.............................................       1,085
   1,415   Duke Capital LLC
             4.370% 03/01/09.............................................       1,391
   1,125   Kinder Morgan Inc.
             5.150% 03/01/15(b)..........................................       1,096
   1,311   Teppco Partners LP
             7.625% 02/15/12.............................................       1,484
                                                                            ---------
                                                                                6,469
                                                                            ---------
                                                                               18,728
                                                                            ---------
           FINANCIALS -- 25.0%
           BANKS -- 6.3%
     660   Bank of New York Co., Inc.
             3.900% 09/01/07.............................................         654
   4,000   Bank One Corp.
             6.000% 08/01/08.............................................       4,185
       2   Barclays Bank PLC
             7.400% 12/15/09.............................................           2
     597   City National Corp.
             5.125% 02/15/13.............................................         593
       6   Deutsche Bank Financial Inc.
             6.700% 12/13/06.............................................           6

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 132

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
           BANKS -- (CONTINUED)
$  3,000   HSBCBank USA NA
             3.020% 12/14/06.............................................   $   3,001
     923   Huntington National Bank
             2.750% 10/16/06.............................................         906
     964   Key Bank National Association
             7.000% 02/01/11.............................................       1,070
           Korea Development Bank
   1,225     7.250% 05/15/06.............................................       1,267
       5     5.250% 11/16/06.............................................           5
           Mellon Funding Corp.
   1,028     4.875% 06/15/07.............................................       1,042
     900     6.700% 03/01/08.............................................         957
       8     6.400% 05/14/11(b)..........................................           9
   1,968   National City Bank
             4.625% 05/01/13.............................................       1,914
   1,892   PNC Funding Corp.
             5.750% 08/01/06.............................................       1,934
   3,286   Popular North America, Inc.
             6.125% 10/15/06.............................................       3,375
   1,223   Regions Financial Corp.
             6.375% 05/15/12.............................................       1,319
   1,700   Scotland International Finance
             4.250% 05/23/13(a)..........................................       1,621
     738   SouthTrust Bank, Inc.
             4.750% 03/01/13(b)..........................................         721
   2,366   Union Planters Corp.
             4.375% 12/01/10.............................................       2,301
           US Bank NA
     502     2.850% 11/15/06.............................................         493
   3,308     6.375% 08/01/11.............................................       3,583
           Wachovia Corp.
   2,116     4.850% 07/30/07.............................................       2,152
   3,609     3.500% 08/15/08.............................................       3,503
   4,200   Wells Fargo & Co.
             2.810% 03/10/08.............................................       4,198
                                                                            ---------
                                                                               40,811
                                                                            ---------
           DIVERSIFIED FINANCIAL SERVICES -- 16.4%
     645   AIG SunAmerica Global Financing VII
             5.850% 08/01/08(a)..........................................         672
           American Express Co.
   1,120     3.750% 11/20/07.............................................       1,103
   1,286     5.500% 09/12/06.............................................       1,312
     907     4.750% 06/17/09.............................................         913
           American General Finance Corp.
   3,000     2.790% 01/18/08.............................................       2,999
   1,022     2.750% 06/15/08.............................................         967
           Bear Stearns Companies, Inc.
   1,829     4.500% 10/28/10.............................................       1,798
     910     5.700% 01/15/07.............................................         933
   1,031   Capital One Bank
             5.000% 06/15/09.............................................       1,036
           Caterpillar Financial Services Corp.
   1,898     5.950% 05/01/06.............................................       1,938
     582     4.500% 06/15/09.............................................         578
     806     2.625% 01/30/07.............................................         785
   1,001     2.350% 09/15/06.............................................         978
   1,845   CIT Group, Inc.
             7.375% 04/02/07.............................................       1,951

--------------------------------------------------------------------------------------
  PAR                                                                         VALUE
 (000)                                                                        (000)
           DIVERSIFIED FINANCIAL SERVICES -- (CONTINUED)
           Citigroup, Inc.
$  1,900     4.125% 02/22/10.............................................   $   1,848
   3,073     6.000% 02/21/12.............................................       3,271
   4,320     5.000% 09/15/14.............................................       4,241
   4,692   Countrywide Home Loans, Inc.
             5.500% 08/01/06.............................................       4,771
           Credit Suisse First Boston USA, Inc.
   1,597     6.125% 11/15/11.............................................       1,694
   1,210     5.875% 08/01/06.............................................       1,239
   2,439   Diageo Finance BV
             3.000% 12/15/06.............................................       2,392
           Ford Motor Credit Co.
   6,242     7.375% 10/28/09.............................................       6,269
   1,010     5.700% 01/15/10.............................................         951
           General Electric Capital Corp.
   1,000     3.750% 12/15/09.............................................         962
   7,250     3.190% 06/22/09(b)..........................................       7,270
   3,343     5.875% 02/15/12.............................................       3,529
           General Motors Acceptance Corp.
     988     6.150% 04/05/07.............................................         969
   2,966     6.875% 09/15/11.............................................       2,684
           Goldman Sachs Group, Inc.
   2,503     6.600% 01/15/12.............................................       2,709
     347     5.700% 09/01/12.............................................         357
     315     4.125% 01/15/08.............................................         312
   2,176   Household Finance Corp.
             5.750% 01/30/07.............................................       2,234
           HSBC Finance Corp.
   3,072     6.375% 11/27/12.............................................       3,322
   1,118     7.200% 07/15/06.............................................       1,161
     847   International Lease Finance Corp.
             4.500% 05/01/08.............................................         842
           John Deere Capital Corp.
   2,074     3.625% 05/25/07.............................................       2,046
   1,403     3.125% 12/15/05.............................................       1,397
           JPMorgan Chase & Co.
   3,382     5.250% 05/30/07.............................................       3,449
   3,836     7.250% 06/01/07.............................................       4,061
           Lehman Brothers Holdings, Inc.
   4,513     7.000% 02/01/08.............................................       4,815
     336     7.875% 08/15/10.............................................         383
     742     4.000% 01/22/08.............................................         732
   1,020   MassMutual Global Funding II
             2.550% 07/15/08(a)..........................................         962
           Merrill Lynch & Co., Inc.
   1,591     2.070% 06/12/06.............................................       1,559
   2,596     6.000% 02/17/09.............................................       2,715
   1,360     3.700% 04/21/08.............................................       1,333
           Morgan Stanley
   1,050     6.600% 04/01/12.............................................       1,146
     295     5.300% 03/01/13.............................................         297
           National Rural Utilities Cooperative Finance Corp.
   1,824     5.750% 08/28/09.............................................       1,900
   1,023     3.250% 10/01/07.............................................         994
   1,853   Principal Life Global
             6.250% 02/15/12(a)..........................................       1,990
   2,860   Prudential Funding LLC
             6.600% 05/15/08(a)..........................................       3,032

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
           DIVERSIFIED FINANCIAL SERVICES -- (CONTINUED)
$    769   Rio Tinto Finance USA Ltd.
             2.625% 09/30/08.............................................   $     724
   2,674   Toyota Motor Credit Corp.
             2.700% 01/30/07.............................................       2,609
                                                                            ---------
                                                                              107,134
                                                                            ---------
           INSURANCE -- 0.7%
           Hartford Financial Services Group, Inc.
     590     2.375% 06/01/06.............................................         577
   1,120     4.625% 07/15/13.............................................       1,075
     510   Marsh & McLennan Cos., Inc.
             3.625% 02/15/08.............................................         495
   1,524   Metlife, Inc.
             5.375% 12/15/12.............................................       1,557
     256   Nationwide Financial Services
             5.900% 07/01/12.............................................         269
      16   The Allstate Corp.
             6.125% 02/15/12.............................................          17
     398   Unitrin, Inc.
             4.875% 11/01/10.............................................         387
                                                                            ---------
                                                                                4,377
                                                                            ---------
           REAL ESTATE -- 0.1%
     356   ERP Operating LP
             5.200% 04/01/13.............................................         355
                                                                            ---------
           REAL ESTATE INVESTMENT TRUST (REITS) -- 0.6%
   1,744   Camden Property Trust
             5.375% 12/15/13.............................................       1,749
     612   Health Care Property Investors, Inc.
             6.450% 06/25/12.............................................         657
   1,750   Simon Property Group LP
             4.875% 08/15/10.............................................       1,731
                                                                            ---------
                                                                                4,137
                                                                            ---------
           SAVINGS AND LOANS -- 0.9%
   1,712   Amsouth Bank NA
             4.850% 04/01/13.............................................       1,675
           Golden West Financial Corp.
   1,283     4.750% 10/01/12.............................................       1,271
     406     4.125% 08/15/07.............................................         405
           Washington Mutual, Inc.
   2,008     4.625% 04/01/14.............................................       1,897
     335     5.625% 01/15/07.............................................         343
                                                                            ---------
                                                                                5,591
                                                                            ---------
                                                                              162,405
                                                                            ---------
           INDUSTRIALS -- 1.3%
           AEROSPACE AND DEFENSE -- 0.4%
     252   General Dynamics Corp.
             4.500% 08/15/10(b)..........................................         250
     483   Goodrich Corp.
             7.625% 12/15/12.............................................         560
   1,106   Northrop Grumman Corp.
             7.125% 02/15/11.............................................       1,234
     700   Raytheon Co.
             5.375% 04/01/13(b)..........................................         710
                                                                            ---------
                                                                                2,754
                                                                            ---------

--------------------------------------------------------------------------------------
  PAR                                                                         VALUE
 (000)                                                                        (000)
           BUILDING MATERIALS -- 0.2%
$  1,151   Hanson Overseas BV
             6.750% 09/15/05.............................................   $   1,167
                                                                            ---------
           ENVIRONMENTAL CONTROL -- 0.2%
   1,195   Waste Management, Inc.
             7.375% 08/01/10.............................................       1,332
                                                                            ---------
           MACHINERY -- CONSTRUCTION AND MINING -- 0.0%
       7   Caterpillar, Inc.
             6.550% 05/01/11.............................................           7
                                                                            ---------
           MISCELLANEOUS MANUFACTURING -- 0.0%
       7   General Electric Co.
             5.000% 02/01/13.............................................           7
                                                                            ---------
           TRANSPORTATION -- 0.5%
           Burlington Northern Santa Fe Corp.
   1,250     4.875% 01/15/15.............................................       1,215
   1,139     6.750% 07/15/11.............................................       1,250
     397   Canadian National Railroad Co.
             6.375% 10/15/11.............................................         430
                                                                            ---------
                                                                                2,895
                                                                            ---------
                                                                                8,162
                                                                            ---------
           TECHNOLOGY -- 0.5%
           COMPUTERS -- 0.5%
   1,942   Hewlett-Packard Co.
             5.750% 12/15/06.............................................       1,991
   1,500   International Business Machines Corp.
             3.800% 02/01/08.............................................       1,482
                                                                            ---------
                                                                                3,473
                                                                            ---------
           UTILITIES -- 4.5%
           ELECTRIC -- 4.1%
   1,800   American Electric Power Company, Inc.
             5.375% 03/15/10.............................................       1,837
     780   Appalachian Power Co.
             3.600% 05/15/08.............................................         757
   1,034   Con Edison Co.
             6.625% 12/15/05.............................................       1,056
     571   Dominion Resources, Inc.
             5.000% 03/15/13.............................................         563
     525   Duquesne Light Co.
             6.700% 04/15/12.............................................         577
   3,782   FirstEnergy Corp.
             6.450% 11/15/11.............................................       3,990
       4   Florida Power & Light Co.
             4.850% 02/01/13.............................................           4
   1,000   FPL Energy National Wind
             5.608% 03/10/24(a)..........................................         989
   1,483   Midamerican Energy Holdings Co.
             5.000% 02/15/14.............................................       1,447
     491   NiSource Finance Corp.
             5.400% 07/15/14.............................................         495
     348   Ohio Edison Co.
             4.000% 05/01/08.............................................         341

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 134

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
           ELECTRIC -- (CONTINUED)
$    908   Pacific Gas & Electric Co.
             4.200% 03/01/11.............................................   $     875
     571   Pepco Holdings, Inc.
             5.500% 08/15/07.............................................         584
   3,330   Progress Energy, Inc.
             6.050% 04/15/07.............................................       3,435
     629   Public Service Electric & Gas Co.
             4.000% 11/01/08.............................................         617
   3,000   Scottish Power PLC
             4.910% 03/15/10(b)..........................................       3,000
     616   Southern California Edison Co.
             8.000% 02/15/07.............................................         656
   1,078   Southern Co. Capital Funding, Inc.
             5.300% 02/01/07.............................................       1,109
     589   TransAlta Corp.
             5.750% 12/15/13.............................................         599
   2,373   TXU Energy Co. LLC
             7.000% 03/15/13.............................................       2,597
   1,032   Virginia Electric & Power Co.
             5.375% 02/01/07.............................................       1,052
                                                                            ---------
                                                                               26,580
                                                                            ---------
           GAS -- 0.4%
   3,000   Atmos Energy Corp.
             4.000% 10/15/09.............................................       2,889
                                                                            ---------
                                                                               29,469
                                                                            ---------
           TOTAL CORPORATE FIXED-INCOME BONDS AND NOTES
             (Cost $321,629).............................................     322,225
                                                                            ---------
           GOVERNMENT AGENCIES AND OBLIGATIONS -- 31.9%
           FOREIGN GOVERNMENT BONDS -- 2.3%
   3,188   Quebec Province
             6.125% 01/22/11.............................................       3,413
     872   Republic of Chile
             5.500% 01/15/13.............................................         891
   2,023   Republic of Greece
             6.950% 03/04/08.............................................       2,168
   1,163   Republic of Italy
             2.750% 12/15/06.............................................       1,141
     969   Republic of South Africa
             6.500% 06/02/14.............................................       1,018
   5,925   United Mexican States
             6.625% 03/03/15(b)..........................................       6,174
                                                                            ---------
                                                                               14,805
                                                                            ---------
           U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 29.6%
   3,624   Federal Farm Credit Bank
             2.500% 03/15/06.............................................       3,583
           Federal Home Loan Bank
   5,500     3.250% 08/15/05.............................................       5,504
   1,800     3.625% 11/14/08.............................................       1,760
   3,500     3.875% 06/14/13.............................................       3,311
           Federal Home Loan Mortgage Corp.
   1,437     2.375% 04/15/06.............................................       1,417
   3,949     2.875% 10/15/05.............................................       3,938

--------------------------------------------------------------------------------------
  PAR                                                                         VALUE
 (000)                                                                        (000)
           U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- (CONTINUED)
$    700     4.500% 01/15/13(b)..........................................   $     688
   1,750     5.750% 03/15/09.............................................       1,837
   2,136     6.625% 09/15/09.............................................       2,322
           Federal National Mortgage Association
   1,500     4.125% 04/15/14(b)..........................................       1,424
   2,095     4.375% 09/15/12(b)..........................................       2,046
  20,775     5.250% 06/15/06-01/15/09(h).................................      21,337
           U.S. Treasury Bonds
   7,850     3.125% 04/15/09(b)..........................................       7,570
   6,500     7.250% 05/15/16.............................................       7,971
           U.S. Treasury Notes
  15,000     1.875% 11/30/05(b)..........................................      14,866
   3,500     2.000% 05/15/06.............................................       3,442
   2,500     2.375% 08/15/06(b)..........................................       2,458
   2,000     2.750% 06/30/06.............................................       1,980
   5,500     3.000% 02/15/09(b)..........................................       5,289
   4,210     3.125% 05/15/07(b)..........................................       4,151
   5,100     3.250% 01/15/09(b)..........................................       4,956
   6,200     3.375% 10/15/09(b)..........................................       6,003
   6,000     3.625% 01/15/10.............................................       5,856
   5,200     3.875% 05/15/09(b)..........................................       5,156
   1,000     4.000% 03/15/10(b)..........................................         992
  26,979     4.250% 08/15/13-11/15/14(b).................................      26,469
   7,000     4.625% 05/15/06.............................................       7,084
     900     5.000% 08/15/11(b)..........................................         935
  17,000     6.500% 02/15/10(b)..........................................      18,719
           U.S. Treasury STRIPS
  14,000     05/15/06-11/15/08(c)........................................      12,494
   7,000     0.010% 05/15/05(b)..........................................       6,979
                                                                            ---------
                                                                              192,537
                                                                            ---------
           TOTAL GOVERNMENT AGENCIES & OBLIGATIONS
             (Cost $210,023).............................................     207,342
                                                                            ---------
 SHARES
 (000)
--------
           INVESTMENT MANAGEMENT COMPANY -- 0.8%
   4,816   Nations Cash Reserves,
             Capital Class Shares(d).....................................       4,816
                                                                            ---------
           TOTAL INVESTMENT MANAGEMENT COMPANY
             (Cost $4,816)...............................................       4,816
                                                                            ---------
  PAR
 (000)
--------
           ASSET-BACKED SECURITIES -- 8.8%
$  3,500   AmeriCredit Automobile Receivables Trust
             3.930% 10/06/11.............................................       3,445
   5,811   BMW Vehicle Owner Trust
             3.320% 02/25/09.............................................       5,713
       5   Bombardier Capital Mortgage Securitization Corp.
             6.230% 04/15/28.............................................           5

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
           ASSET-BACKED SECURITIES -- (CONTINUED)
$    124   Capital Auto Receivables Asset Trust
             4.180% 10/15/07.............................................   $     124
   3,552   Chase Credit Card Master Trust
             3.710% 07/16/07.............................................       3,553
   2,346   CIT Equipment Collateral
             4.670% 12/21/09.............................................       2,351
           Citibank Credit Card Issuance Trust
   6,401     2.500% 04/07/08.............................................       6,315
   4,500     5.650% 06/16/08.............................................       4,590
   1,500   Credit-Based Asset Servicing and Securitization
             5.497% 05/25/35.............................................       1,531
   5,000   Discover Card Master Trust
             5.750% 12/15/08.............................................       5,108
      72   First Plus Home Loan Trust
             7.720% 05/10/24.............................................          72
           Ford Credit Auto Owner Trust
   3,500     4.080% 01/15/10.............................................       3,453
   1,015     5.180% 10/16/06.............................................       1,021
   1,022   Green Tree Financial Corp.
             8.250% 07/15/27.............................................       1,106
   1,400   GSAA Home Equity Trust
             4.220% 08/25/34.............................................       1,386
   2,000   GSAA Trust
             4.316% 11/25/34.............................................       1,972
   3,000   MBNA Master Credit Card Trust USA
             3.110% 02/15/08.............................................       3,002
   1,100   Residential Asset Mortgage Products Inc.
             3.981% 04/25/29.............................................       1,079
   3,500   Residential Funding Mortgage Securities II
             4.160% 11/25/17.............................................       3,447
   4,012   Volkswagen Auto Loan Enhanced Trust
             2.270% 10/22/07.............................................       3,972
   3,500   WFS Financial Owner Trust
             4.620% 11/17/12.............................................       3,487
                                                                            ---------
           TOTAL ASSET-BACKED SECURITIES
             (Cost $57,566)..............................................      56,732
                                                                            ---------
           MORTGAGE-BACKED SECURITIES -- 2.9%
           AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%
           Federal Home Loan Mortgage Corp., Interest Only
   2,847     5.500% 01/15/23.............................................         223
   3,112     5.500% 05/15/27.............................................         304
   2,624   Federal National Mortgage Association
             6.000% 04/25/17.............................................       2,732
                                                                            ---------
                                                                                3,259
                                                                            ---------
           MORTGAGE-BACKED OBLIGATIONS -- 2.4%
           Federal National Mortgage Association
   2,082     2.625% 11/15/06.............................................       2,040
     236     4.185% 08/01/36.............................................         240
   2,818     5.500% 08/25/17.............................................       2,862
             TBA
   6,500     4.500% 05/15/20(f)..........................................       6,320

  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
           MORTGAGE-BACKED OBLIGATIONS -- (CONTINUED)
$  3,500     5.500% 04/15/20(f)..........................................   $   3,566
           Government National Mortgage Association
     170     7.000% 05/15/12.............................................         179
      16     9.500% 09/15/16-12/15/20....................................          18
      39     10.000% 05/15/16-08/15/18...................................          43
      71     11.500% 06/15/13-06/15/13...................................          79
                                                                            ---------
                                                                               15,347
                                                                            ---------
           TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $18,988)..............................................      18,606
                                                                            ---------
           COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.7%
           COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.6%
   3,284   Chaseflex Trust
             5.500% 02/25/35(g)..........................................       3,278
   3,765   Citigroup Commercial Mortgage Trust
             4.733% 10/15/41.............................................       3,665
   2,822   First Horizon Alternative Mortgage Securities
             6.000% 01/25/35.............................................       2,853
   4,000   Nomura Asset Acceptance Corp.
             4.386% 01/25/35.............................................       3,939
           Vendee Mortgage Trust, Interest Only
  12,886     0.448% 09/15/27(e)..........................................         141
  15,672     0.305% 03/15/29(e)..........................................         122
   2,500   Washington Mutual Inc.
             4.684% 04/25/35.............................................       2,500
                                                                            ---------
                                                                               16,498
                                                                            ---------
           COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.1%
   3,730   Bear Stearns Commercial Mortgage Securities
             4.680% 08/13/39(b)..........................................       3,646
   2,000   JPMorgan Chase Commercial Mortgage Securities Corp.
             4.878% 01/15/42.............................................       1,962
  12,072   Merrill Lynch Mortgage Investors, Inc., Interest only
             1.017% 12/15/30.............................................         364
   7,949   Morgan Stanley Capital I
             4.970% 12/15/41.............................................       7,916
                                                                            ---------
                                                                               13,888
                                                                            ---------
           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost $31,269)..............................................      30,386
                                                                            ---------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 136

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
           ffi-SHORT-TERM OBLIGATIONS -- 3.2%
           U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 3.2%
$  6,500   Federal Home Loan Bank Discount Notes
             04/01/05(c).................................................   $   6,500
   3,500   Federal Home Loan Mortgage Corp.
             04/18/05(c).................................................       3,496
   6,500   Federal National Mortgage Association
             05/17/05(c).................................................       6,477
   4,544   U.S. Treasury Notes
             2.750% 08/15/07(b)..........................................       4,431
                                                                            ---------
                                                                               20,904
                                                                            ---------
           TOTAL SHORT-TERM OBLIGATIONS
             (Cost $21,008)..............................................      20,904
                                                                            ---------
           REPURCHASE AGREEMENTS(I) -- 18.7%
  32,339   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
             04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
             $32,647 (repurchase proceeds $32,342).......................      32,342
  38,807   Repurchase agreement with Wachovia Capital Markets dated
             03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
             Government Agency securities with various maturities to
             05/20/33, market value $39,317 (repurchase proceeds
             $38,810)....................................................      38,810
  50,520   Repurchase agreement with Wachovia Capital Markets dated
             03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
             Government Agency securities with various maturities to
             03/01/35, market value $51,317 (repurchase proceeds
             $50,524)....................................................      50,524
                                                                            ---------
           TOTAL REPURCHASE AGREEMENTS
             (Cost of $121,676)..........................................     121,676
                                                                            ---------
           TOTAL INVESTMENTS
             (Cost 786,975)(j).................................     120.6%    782,687
                                                                            ---------
           OTHER ASSETS AND LIABILITIES (NET)..................     (20.6)%  (133,508)
                                                                            ---------
           NET ASSETS..........................................     100.0%  $ 649,179
                                                                            =========

---------------

Notes to Investment Portfolio:

(a)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $15,294, which represents 2.4% of net assets.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $111,965 and $109,999, respectively.

(c)
  Zero coupon bond.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  Restricted and illiquid security.

 (f)
  Security, or a portion thereof, purchased on a delayed delivery basis.

(g)
  Fair valued security.

(h)
  Security pledged as collateral for open futures contracts and TBA's.

 (i)
  This amount represents cash collateral received from securities lending activity (see Note 10).

 (j)
  Cost for federal income tax purposes is $787,044. See Note 4 for additional information.

ACRONYMS:

STRIPS  --   Separate Trading of Registered Interest and Principal of
             Securities
TBA     --   To Be Announced

At March 31, 2005, the Fund held investments in the following security types:

SECURITY TYPE                              % OF NET ASSETS
----------------------------------------------------------
Government Agencies & Obligations........        35.1
Financials...............................        25.0
Repurchase Agreements....................        18.7
Asset-Backed Securities..................         8.8
Communications...........................         7.6
Collateralized Mortgage Obligations......         4.7
Utilities................................         4.5
Consumer Non-Cyclical....................         3.3
Energy...................................         2.9
Mortgage-Backed Securities...............         2.9
Basic Materials..........................         2.3
Consumer Cyclical........................         2.2
Industrials..............................         1.3
Investment Management Company............         0.8
Technology...............................         0.5
Other Assets & Liabilities, Net..........       (20.6)
                                                -----
                                                100.0
                                                =====

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             CORPORATE FIXED-INCOME BONDS AND NOTES -- 79.6%
             BASIC MATERIALS -- 8.1%
             CHEMICALS -- 3.0%
$    2,620   Acetex Corp.
               10.875% 08/01/09............................................   $    2,790
             Equistar Chemicals LP
     2,925     7.550% 02/15/26.............................................        2,815
     4,530     10.625% 05/01/11............................................        5,085
             Lyondell Chemical Co.
     4,115     9.500% 12/15/08.............................................        4,403
     1,830     10.500% 06/01/13(a).........................................        2,105
             Millennium America, Inc.
     1,980     7.000% 11/15/06.............................................        2,010
     3,525     7.625% 11/15/26.............................................        3,419
     8,140   Terra Capital, Inc.
               12.875% 10/15/08............................................        9,646
                                                                              ----------
                                                                                  32,273
                                                                              ----------
             FOREST PRODUCTS AND PAPER -- 3.4%
       585   Bowater, Inc.
               9.000% 08/01/09.............................................          629
             Georgia-Pacific Corp.
     2,925     8.000% 01/15/24.............................................        3,261
     3,245     8.875% 02/01/10.............................................        3,622
     8,760     8.875% 05/15/31.............................................       10,556
     1,190     9.375% 02/01/13.............................................        1,330
     6,670   Norske Skog Canada
               8.625% 06/15/11.............................................        6,903
             Pope and Talbot, Inc.
     1,395     8.375% 06/01/13.............................................        1,465
     1,170     8.375% 06/01/13.............................................        1,229
             Tembec Industries, Inc.
     1,620     7.750% 03/15/12.............................................        1,474
     1,145     8.500% 02/01/11.............................................        1,085
     6,390     8.625% 06/30/09(a)..........................................        6,166
                                                                              ----------
                                                                                  37,720
                                                                              ----------
             IRON/STEEL -- 1.7%
     4,666   Algoma Steel, Inc.
               11.000% 12/31/09............................................        5,086
     3,850   Allegheny Ludlum Corp.
               6.950% 12/15/25.............................................        3,754
     5,490   Allegheny Technologies, Inc.
               8.375% 12/15/11.............................................        5,874
     3,200   United States Steel LLC
               10.750% 08/01/08............................................        3,680
                                                                              ----------
                                                                                  18,394
                                                                              ----------
                                                                                  88,387
                                                                              ----------
             COMMUNICATIONS -- 18.2%
             ADVERTISING -- 0.2%
     1,745   Bear Creek Corp.
               9.000% 03/01/13(b)..........................................        1,728
                                                                              ----------
             INTERNET -- 0.0%
       429   Globix Corp.
               11.000% 05/01/08(b)(c)(d)...................................          414
                                                                              ----------

   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             MEDIA -- 8.7%
             Adelphia Communications Corp.
$      205     9.250% 10/01/02(e)..........................................   $      173
     3,595     9.375% 11/15/09(e)..........................................        3,200
     1,755     10.250% 11/01/06(e).........................................        1,527
     7,420     10.250% 06/15/11(e).........................................        6,845
             CanWest Media, Inc.
     8,260     7.625% 04/15/13.............................................        8,714
     5,417     8.000% 09/15/12(b)..........................................        5,701
       516   Dex Media East LLC/Dex Media East Finance Co.
               2.125% 11/15/12(a)..........................................          611
             Frontiervision LP Holdings
     4,900     11.000% 10/15/06(e).........................................        6,468
     2,100     11.875% 09/15/07(e).........................................        2,825
             Hollinger, Inc.
       930     11.875% 03/01/11(b).........................................          930
     3,945     12.875% 03/01/11(b).........................................        4,349
     4,490   Houghton Mifflin Co.
               7.200% 03/15/11.............................................        4,625
     1,780   Medianews Group, Inc.
               6.875% 10/01/13.............................................        1,744
     5,605   Morris Publishing Group LLC
               7.000% 08/01/13.............................................        5,549
EUR  7,285   ONO Finance PLC
               10.500% 05/15/14(b).........................................       10,415
$    8,905   Paxson Communications Corp.
               01/15/09(f)
               (12.250% 01/15/06)..........................................        8,282
     4,370   Quebecor Media, Inc.
               11.125% 07/15/11............................................        4,502
     2,595   Rogers Cablesystems Ltd.
               11.000% 12/01/15............................................        2,829
CAD  6,060   Shaw Communications, Inc.
               7.500% 11/20/13.............................................        5,418
$    2,410   Spanish Broadcasting System, Inc.
               9.625% 11/01/09.............................................        2,524
     3,800   Sun Media Corp.
               7.625% 02/15/13.............................................        3,952
             Young Broadcasting, Inc.
       555     8.500% 12/15/08.............................................          581
       800     10.000% 03/01/11(a).........................................          818
     1,651   Ziff Davis Media, Inc., Series B
               13.000% 08/12/09(c).........................................        1,768
                                                                              ----------
                                                                                  94,350
                                                                              ----------
             TELECOMMUNICATIONS -- 9.3%
     1,060   American Tower Escrow Corp.
               08/01/08(g).................................................          795
     1,145   Colo.Com, Inc.
               13.875% 03/15/10(m).........................................           --
             Dobson Cellular Systems, Inc.
       980     7.493% 11/01/11(b)(h).......................................        1,005
       980     8.375% 11/01/11(b)..........................................        1,000
     1,725     9.875% 11/01/12(a)(b).......................................        1,760
     5,755   Inmarsat Finance PLC
               11/15/12(f)
               (10.375% 11/15/08)..........................................        4,057
             Intelsat Bermuda Ltd.
     4,660     7.794% 01/15/12(b)(h).......................................        4,730
     3,130     8.250% 01/15/13(b)..........................................        3,161

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 138

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  INVESTMENT PORTFOLIO  (CONTINUED)                           MARCH 31, 2005


   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             TELECOMMUNICATIONS -- (CONTINUED)
$    1,164   Loral Cyberstar, Inc.
               10.000% 07/15/06(e).........................................   $      838
             Lucent Technologies, Inc.
     4,350     5.500% 11/15/08(a)..........................................        4,252
     4,190     6.450% 03/15/29.............................................        3,614
       805     6.500% 01/15/28.............................................          690
     3,500   Metro PCS Wireless
               7.500% 03/07/06(l)..........................................        3,500
     5,950   Millicom International Cellular SA
               10.000% 12/01/13(b).........................................        6,069
     3,250   Mobifon Holdings BV
               12.500% 07/31/10............................................        3,969
     3,510   PanAmSat Corp.
               9.000% 08/15/14.............................................        3,703
             Qwest Capital Funding, Inc.
       665     7.750% 08/15/06.............................................          672
     6,500     Series B 6.950% 06/30/10(l).................................        6,584
             Qwest Communications International, Inc.
     4,435     7.500% 11/01/08.............................................        4,190
     2,830     7.500% 02/15/11(a)(b).......................................        2,765
             Qwest Corp.
       165     5.625% 11/15/08(a)..........................................          164
     2,950     7.125% 11/15/43(a)..........................................        2,493
     1,410     7.250% 09/15/25.............................................        1,318
     1,130     9.125% 03/15/12(b)..........................................        1,229
             Qwest Services Corp.
     3,379     13.500% 12/15/07(b).........................................        3,759
     6,787     14.000% 12/15/10(b).........................................        7,856
     6,279     14.500% 12/15/14(b).........................................        7,582
     1,735   Rogers Cantel, Inc.
               9.750% 06/01/16.............................................        2,047
     4,715   Telcordia Technologies
               10.000% 03/15/13(b).........................................        4,680
     5,530   Triton PCS, Inc.
               8.500% 06/01/13.............................................        5,088
       745   TSI Telecommunications
               12.750% 02/01/09............................................          831
       865   US Unwired, Inc.
               10.000% 06/15/12............................................          958
     6,055   US West Communications
               8.875% 06/01/31.............................................        6,085
                                                                              ----------
                                                                                 101,444
                                                                              ----------
                                                                                 197,936
                                                                              ----------
             CONSUMER CYCLICAL -- 9.2%
             AIRLINES -- 1.8%
       810   American Airlines, Inc.
               7.377% 05/23/19.............................................          535
             Delta Air Lines, Inc.
    13,869     8.300% 12/15/29(a)..........................................        4,369
       715     9.250% 03/15/22(a)..........................................          236
     2,335     9.750% 05/15/21(a)..........................................          771
     2,200     10.000% 08/15/08(a).........................................          968
     4,295     10.375% 02/01/11............................................        1,697
     2,735     10.375% 12/15/22(a).........................................          916
             Northwest Airlines, Inc.
     3,535     8.875% 06/01/06(a)..........................................        2,987
       254     8.970% 01/02/15.............................................          161

   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             AIRLINES -- (CONTINUED)
$    2,800     9.875% 03/15/07(a)..........................................   $    2,086
     7,010     10.000% 02/01/09(a).........................................        4,381
                                                                              ----------
                                                                                  19,107
                                                                              ----------
             AUTO MANUFACTURERS -- 0.5%
     6,035   General Motors Corp.
               8.375% 07/15/33(a)..........................................        5,164
                                                                              ----------
             AUTO PARTS AND EQUIPMENT -- 3.2%
     4,310   ArvinMeritor, Inc.
               8.750% 03/01/12.............................................        4,483
             Collins & Aikman Products Co.
     1,200     10.750% 12/31/11(a).........................................          987
     7,525     12.875% 08/15/12(a)(b)......................................        3,386
     2,080   Cooper-Standard Automotive, Inc.
               7.000% 12/15/12(a)(b).......................................        1,934
     3,720   Dana Corp.
               7.000% 03/01/29.............................................        3,267
             Goodyear Tire & Rubber Co.
       982     6.375% 03/15/08(a)..........................................          972
     1,905     6.625% 12/01/06(a)..........................................        1,943
     4,300     9.000% 03/31/06(l)..........................................        4,332
    10,570     11.000% 03/01/11(a)(b)......................................       11,759
     1,970   Tenneco Automotive, Inc.
               10.250% 07/15/13............................................        2,197
                                                                              ----------
                                                                                  35,260
                                                                              ----------
             ENTERTAINMENT -- 1.2%
       845   Isle of Capri Casinos, Inc.
               9.000% 03/15/12.............................................          918
     2,627   Jacobs Entertainment Co.
               11.875% 02/01/09............................................        2,863
     2,080   LCE Acquisition Corp.
               9.000% 08/01/14(b)..........................................        2,070
             Six Flags, Inc.
     4,070     9.625% 06/01/14.............................................        3,755
     1,805     9.750% 04/15/13(a)..........................................        1,683
       404   United Artists Theatre, Inc.
               9.300% 07/01/15(d)..........................................          412
     1,485   Warner Music Group
               7.375% 04/15/14.............................................        1,530
                                                                              ----------
                                                                                  13,231
                                                                              ----------
             HOME FURNISHINGS -- 0.2%
     2,400   Fedders North America, Inc.
               9.875% 03/01/14.............................................        1,800
                                                                              ----------
             LODGING -- 1.1%
     1,460   Gaylord Entertainment Co.
               8.000% 11/15/13.............................................        1,511
             ITT Corp.
     3,230     7.375% 11/15/15.............................................        3,472
     1,015     7.750% 11/15/25.............................................        1,045
       720   Mandalay Resort Group
               9.500% 08/01/08.............................................          787
       310   Park Place Entertainment Corp.
               9.375% 02/15/07.............................................          330

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  INVESTMENT PORTFOLIO  (CONTINUED)                           MARCH 31, 2005


   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             LODGING -- (CONTINUED)
$    5,260   Trump Atlantic City Associates
               11.250% 05/01/06(e).........................................   $    5,155
                                                                              ----------
                                                                                  12,300
                                                                              ----------
             RETAIL -- 0.9%
     1,085   Blockbuster, Inc.
               9.000% 09/01/12(b)..........................................        1,052
     2,952   Jafra Cosmetics International
               Inc./Distribuidora Comerical Jaffra SA de CV
               10.750% 05/15/11............................................        3,395
     3,900   Star Gas Partners LP/Star Gas Finance Co.
               10.250% 02/15/13(a).........................................        3,608
     1,930   Toys R Us, Inc.
               7.625% 08/01/11(a)..........................................        1,814
                                                                              ----------
                                                                                   9,869
                                                                              ----------
             TEXTILES -- 0.3%
     3,340   INVISTA
               9.250% 05/01/12(b)..........................................        3,674
                                                                              ----------
                                                                                 100,405
                                                                              ----------
             CONSUMER NON-CYCLICAL -- 8.3%
             AGRICULTURE -- 1.1%
             Commonwealth Brands, Inc.
     6,135     9.750% 04/15/08(b)..........................................        6,565
     3,685     10.625% 09/01/08(b).........................................        3,943
     1,290   Seminis Vegetable Seeds, Inc.
               10.250% 10/01/13............................................        1,522
                                                                              ----------
                                                                                  12,030
                                                                              ----------
             COMMERCIAL SERVICES -- 4.4%
     2,570   American Color Graphics, Inc.
               10.000% 06/15/10............................................        1,671
     3,565   Chemed Corp.
               8.750% 02/24/11.............................................        3,877
     2,140   Dollar Financial Group, Inc.
               9.750% 11/15/11.............................................        2,279
     2,295   Great Lakes Dredge & Dock Corp.
               7.750% 12/15/13(a)..........................................        1,905
     1,940   Jostens Corp.
               Series C 5.190% 10/04/11(l).................................        1,970
     4,745   Language Line, Inc.
               11.125% 06/15/12............................................        4,947
     4,299   Phoenix Color Corp.
               10.375% 02/01/09............................................        3,955
             Protection One Alarm Monitoring
     7,010     7.375% 08/15/05.............................................        7,036
     3,760     8.125% 01/15/09.............................................        3,610
     8,560   Quintiles Transnational Corp.
               10.000% 10/01/13............................................        9,630
     4,120   Vertis, Inc.
               9.750% 04/01/09.............................................        4,305
     2,380   Vertrue, Inc.
               9.250% 04/01/14.............................................        2,451
                                                                              ----------
                                                                                  47,636
                                                                              ----------
             FOOD -- 1.1%
EUR  7,895   Parmalat Finance Corp. BV
               6.250% 02/07/05(e)..........................................        2,295

   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             FOOD -- (CONTINUED)
$    4,355   Pinnacle Foods Holding Corp.
               8.250% 12/01/13(a)..........................................   $    3,724
             Swift & Co.
     1,225     10.125% 10/01/09............................................        1,344
     4,305     12.500% 01/01/10............................................        4,854
                                                                              ----------
                                                                                  12,217
                                                                              ----------
             HEALTHCARE SERVICES -- 1.3%
     5,780   Ameripath, Inc.
               10.500% 04/01/13............................................        5,751
     2,285   Columbia HCA
               7.500% 11/15/95.............................................        2,192
             HCA, Inc.
        90     7.750% 07/15/36.............................................           93
     4,075     8.360% 04/15/24.............................................        4,464
     1,905   National Nephrology Associates, Inc.
               9.000% 11/01/11(b)..........................................        2,112
                                                                              ----------
                                                                                  14,612
                                                                              ----------
             PHARMACEUTICALS -- 0.4%
             Warner Chilcott Corp.
     2,075     8.750% 02/01/15(b)..........................................        2,086
     1,365     Series B 5.584% 01/18/12(l).................................        1,378
       550     Series C 5.584% 01/18/12(l).................................          555
       254     Series D 5.584% 01/18/12(l).................................          256
                                                                              ----------
                                                                                   4,275
                                                                              ----------
                                                                                  90,770
                                                                              ----------
             DIVERSIFIED -- 0.6%
             HOLDING COMPANIES DIVERSIFIED -- 0.6%
       413   ESI Tractebel Acquisition Corp.
               7.990% 12/30/11.............................................          438
     7,340   Pharma Services Intermediate Holding Corp.
               04/01/14(b)(f)
                 (11.500% 04/01/09)........................................        5,174
     1,225   Stena AB
               9.625% 12/01/12.............................................        1,357
                                                                              ----------
                                                                                   6,969
                                                                              ----------
             ENERGY -- 8.2%
             ENERGY -- ALTERNATE SOURCES -- 0.0%
             Salton SEA Funding
        93     7.370% 05/30/05(d)..........................................           94
         3     8.300% 05/30/11(d)..........................................            3
                                                                              ----------
                                                                                      97
                                                                              ----------
             OIL AND GAS -- 3.7%
    11,830   El Paso Production Holding Co.
               7.750% 06/01/13.............................................       11,979
     2,730   Evergreen Resources, Inc.
               5.875% 03/15/12.............................................        2,776
     3,350   Forest Oil Corp.
               8.000% 12/15/11.............................................        3,685
       400   Hilcorp Energy LP/Hilcorp Finance Co.
               10.500% 09/01/10(b).........................................          444

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 140

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  INVESTMENT PORTFOLIO  (CONTINUED)                           MARCH 31, 2005


   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             OIL AND GAS -- (CONTINUED)
             Newfield Exploration Co.
$      390     7.625% 03/01/11.............................................   $      419
       390     8.375% 08/15/12.............................................          421
             Parker Drilling Co.
     5,155     9.625% 10/01/13(a)..........................................        5,696
       297     10.125% 11/15/09............................................          312
     1,960   Plains E&P Co.
               8.750% 07/01/12.............................................        2,136
     2,485   Pride International, Inc.
               7.375% 07/15/14.............................................        2,634
       495   Seitel, Inc.
               11.750% 07/15/11............................................          557
     2,310   Venoco, Inc.
               8.750% 12/15/11(b)..........................................        2,379
             Vintage Petroleum, Inc.
     1,695     7.875% 05/15/11.............................................        1,797
     4,435     8.250% 05/01/12.............................................        4,801
                                                                              ----------
                                                                                  40,036
                                                                              ----------
             OIL AND GAS SERVICES -- 1.2%
     1,640   Grant Prideco, Inc. >
               9.625% 12/01/07.............................................        1,787
             Petroleum Geo-Services ASA
     3,546     8.000% 11/05/06(a)..........................................        3,621
     6,240     10.000% 11/05/10............................................        7,004
                                                                              ----------
                                                                                  12,412
                                                                              ----------
             PIPELINES -- 3.3%
             ANR Pipeline Co.
       765     7.000% 06/01/25.............................................          760
     5,140     9.625% 11/01/21.............................................        6,383
             Dynegy Holdings, Inc.
     2,155     9.160% 07/15/08(b)(h).......................................        2,311
     5,450     9.875% 07/15/10(b)..........................................        5,838
             El Paso Corp.
     1,280     6.950% 12/15/07.............................................        1,296
     2,025     7.000% 05/15/11.............................................        1,944
     1,600     7.800% 08/01/31.............................................        1,504
             El Paso Natural Gas Co.
       310     7.500% 11/15/26.............................................          320
     5,240     7.625% 08/01/10.............................................        5,495
     1,860     8.375% 06/15/32.............................................        2,044
     1,385   Pacific Energy Partners LP/Pacific Energy Finance Corp.
               7.125% 06/15/14.............................................        1,433
     5,375   PG&E Gas Transmission
               7.100% 06/01/05.............................................        5,407
     1,315   Southern Natural Gas Co.
               7.350% 02/15/31.............................................        1,343
                                                                              ----------
                                                                                  36,078
                                                                              ----------
                                                                                  88,623
                                                                              ----------
             FINANCIALS -- 8.6%
             BANKS -- 0.4%
     3,965   Fremont General Corp.
               7.875% 03/17/09.............................................        4,025
                                                                              ----------

   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES -- 4.3%
             Alamosa Delaware, Inc.
$    3,334     11.000% 07/31/10............................................   $    3,792
     2,150     07/31/09(f)
                 (12.000% 07/31/05)........................................        2,338
     6,185   AMR Real Estate
               8.125% 06/01/12.............................................        6,401
             Cedar Brakes LLC
     2,265     8.500% 02/15/14(b)..........................................        2,632
     5,388     9.875% 09/01/13(b)..........................................        6,445
             General Motors Acceptance Corp.
     2,000     8.000% 11/01/31.............................................        1,742
     1,005     5.625% 05/15/09.............................................          917
     5,345     6.750% 12/01/14(a)..........................................        4,617
             LaBranche and Co., Inc.
     3,910     11.000% 05/15/12............................................        4,145
     2,290     9.500% 05/15/09(a)..........................................        2,301
     2,910   Rainbow National Services LLC
               10.375% 09/01/14(b).........................................        3,252
     4,005   UCAR Finance, Inc.
               10.250% 02/15/12............................................        4,285
     2,155   UGS Corp.
               10.000% 06/01/12(b).........................................        2,381
             Vanguard Health Holding Co. LLC
       455     9.000% 10/01/14.............................................          479
     2,020     10/01/15
               (11.250% 10/01/09)(f).......................................        1,349
                                                                              ----------
                                                                                  47,076
                                                                              ----------
             INSURANCE -- 1.0%
     5,775   Crum and Forster Holdings Corp.
               10.375% 06/15/13............................................        6,468
             Fairfax Financial Holdings Ltd.
       185     8.300% 04/15/26.............................................          168
     3,590     7.750% 07/15/37.............................................        3,052
       185     7.375% 04/15/18(a)..........................................          165
        65     7.750% 04/26/12.............................................           63
             Lumbermens Mutual Casualty
     9,865     9.150% 07/01/26(b)(e).......................................          299
       180     8.300% 12/01/37(b)(e).......................................            5
     4,600     8.450% 12/01/97(b)(e).......................................          139
       510   Unum-Provident Corp.
               6.750% 12/15/28.............................................          494
                                                                              ----------
                                                                                  10,853
                                                                              ----------
             REAL ESTATE -- 1.5%
     2,730   Blum CB Corp.
               11.250% 06/15/11............................................        3,058
     2,633   CB Richard Ellis Services, Inc. Escrow
               9.750% 05/15/10.............................................        2,975
             Riley Mezzanine Corp.
     2,000     8.060% 02/03/08(l)..........................................        2,030
     2,000     7.310% 02/03/08(l)..........................................        2,015

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  INVESTMENT PORTFOLIO  (CONTINUED)                           MARCH 31, 2005


   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
$    6,575   LNR Property Corp.
               Series B
               5.810% 02/03/08(d)(l).......................................   $    6,649
                                                                              ----------
                                                                                  16,727
                                                                              ----------
             REAL ESTATE INVESTMENT TRUST (REITS) -- 1.4%
     4,470   Crescent Real Estate Equites LP
               9.250% 04/15/09.............................................        4,850
     4,475   Omega Healthcare Investors, Inc.
               7.000% 04/01/14.............................................        4,475
     5,950   Trustreet Properties, Inc.
               7.500% 04/01/15(b)..........................................        5,920
                                                                              ----------
                                                                                  15,245
                                                                              ----------
                                                                                  93,926
                                                                              ----------
             INDUSTRIALS -- 10.5%
             AEROSPACE AND DEFENSE -- 1.4%
             BE Aerospace, Inc.
     7,360     8.875% 05/01/11(a)..........................................        7,452
       980     8.000% 03/01/08(a)..........................................          973
       520     8.500% 10/01/10.............................................          567
             Sequa Corp.
     2,635     9.000% 08/01/09.............................................        2,819
     3,115     8.875% 04/01/08.............................................        3,271
                                                                              ----------
                                                                                  15,082
                                                                              ----------
             BUILDING MATERIALS -- 0.9%
     4,465   Dayton Superior Corp.
               10.750% 09/15/08............................................        4,375
       940   Goodman Global Holdings Co., Inc.
               5.760% 06/15/12(b)(h).......................................          931
     2,421   Interline Brands, Inc.
               11.500% 05/15/11............................................        2,760
     1,960   MMI Products, Inc.
               11.250% 04/15/07............................................        1,950
                                                                              ----------
                                                                                  10,016
                                                                              ----------
             ELECTRICAL COMPONENTS AND EQUIPMENT -- 0.4%
     3,645   Rayovac Corp.
               8.500% 10/01/13.............................................        3,754
                                                                              ----------
             ELECTRONICS -- 0.4%
     2,275   Fisher Scientific International, Inc.
               8.125% 05/01/12.............................................        2,468
     2,175   Knowles Electronics Holdings, Inc.
               13.125% 10/15/09............................................        2,241
                                                                              ----------
                                                                                   4,709
                                                                              ----------
             ENGINEERING AND CONSTRUCTION -- 1.1%
     3,280   J. Ray McDermott SA
               11.000% 12/15/13(b).........................................        3,673
     4,960   Shaw Group, Inc.
               10.750% 03/15/10(a).........................................        5,382
     2,398   URS Corp.
               11.500% 09/15/09............................................        2,734
                                                                              ----------
                                                                                  11,789
                                                                              ----------

   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             ENVIRONMENTAL CONTROL -- 0.5%
$    3,675   Geo Sub Corp.
               11.000% 05/15/12............................................   $    3,767
        65   Marsulex, Inc.
               9.625% 07/01/08.............................................           66
GBP    590   WRG Acquisitions PLC
               8.489% 12/15/11(b)(h).......................................        1,129
                                                                              ----------
                                                                                   4,962
                                                                              ----------
             HAND/MACHINE TOOLS -- 0.3%
$    2,725   Thermadyne Holdings Corp.
               9.250% 02/01/14.............................................        2,616
                                                                              ----------
             MACHINERY -- CONSTRUCTION AND MINING -- 0.4%
     4,365   JLG Industries, Inc.
               8.250% 05/01/08.............................................        4,627
                                                                              ----------
             METAL FABRICATE/HARDWARE -- 0.3%
     3,305   Mueller Group, Inc.
               10.000% 05/01/12(a).........................................        3,569
                                                                              ----------
             MISCELLANEOUS MANUFACTURING -- 0.6%
     7,165   Mark IV Industries, Inc.
               7.500% 09/01/07.............................................        6,914
                                                                              ----------
             PACKAGING AND CONTAINERS -- 3.6%
             Crown Europe Holdings SA
     6,750     9.500% 03/01/11.............................................        7,408
     5,285     10.875% 03/01/13............................................        6,131
             Graham Packaging, Series C
     1,000     7.313% 04/07/12(l)..........................................        1,030
             Owens-Brockway Glass Container, Inc.
     5,440     8.750% 11/15/12.............................................        5,943
     2,080     7.750% 05/15/11.............................................        2,179
     3,675     8.875% 02/15/09.............................................        3,923
             Owens-Illinois, Inc.
     6,480     8.100% 05/15/07(a)..........................................        6,707
     2,605     7.800% 05/15/18.............................................        2,651
     3,365   Tekni-Plex, Inc.
               8.750% 11/15/13(a)(b).......................................        3,188
                                                                              ----------
                                                                                  39,160
                                                                              ----------
             TRANSPORTATION -- 0.4%
             TFM SA de CV
     2,770     12.500% 06/15/12............................................        3,158
     1,315     11.750% 06/15/09(f).........................................        1,315
                                                                              ----------
                                                                                   4,473
                                                                              ----------
             TRUCKING AND LEASING -- 0.2%
     2,450   Interpool, Inc.
               6.000% 09/01/14.............................................        2,285
                                                                              ----------
                                                                                 113,956
                                                                              ----------
             TECHNOLOGY -- 1.6%
             COMPUTERS -- 0.3%
     1,780   Activant Solutions, Inc.
               9.090% 04/01/10(a)(b)(h)....................................        1,815

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 142

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  INVESTMENT PORTFOLIO  (CONTINUED)                           MARCH 31, 2005


   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             COMPUTERS -- (CONTINUED)
$      670   Electronic Data Systems Corp.
               7.125% 10/15/09(a)..........................................   $      720
     1,350   Stratus Technologies, Inc.
               10.375% 12/01/08............................................        1,337
                                                                              ----------
                                                                                   3,872
                                                                              ----------
             SEMICONDUCTORS -- 0.6%
             Amkor Technology, Inc.
       390     7.125% 03/15/11(a)..........................................          329
       485     7.750% 05/15/13(a)..........................................          407
             MagnaChip Semiconductor SA/ MagnaChip Semiconductor Finance
               Co.
     2,275     6.260% 12/15/11(b)(h).......................................        2,332
     3,190     8.000% 12/15/14(a)(b).......................................        3,262
                                                                              ----------
                                                                                   6,330
                                                                              ----------
             SOFTWARE -- 0.7%
     6,995   IPC Acquisition Corp.
               11.500% 12/15/09............................................        7,694
                                                                              ----------
                                                                                  17,896
                                                                              ----------
             UTILITIES -- 6.3%
             ELECTRIC -- 6.3%
             AES Corp.
     6,930     9.000% 05/15/15(b)..........................................        7,623
     4,975     7.750% 03/01/14.............................................        5,137
             AES Eastern Energy LP
     4,711     9.000% 01/02/17.............................................        5,418
     1,175     9.670% 01/02/29.............................................        1,481
    14,565   Calpine Canada
               8.500% 05/01/08(a)..........................................       10,341
             Calpine Corp.
    13,717     8.500% 07/15/10(a)(b).......................................       10,768
     1,890     8.750% 07/15/07(a)..........................................        1,474
       760     7.625% 04/15/06(a)..........................................          737
     1,370     7.750% 04/15/09(a)..........................................          945
             Mirant Americas Generation LLC
     2,526     07/17/05(e)(l)(g)...........................................        2,028
     1,400     4.816% 01/15/04(e)(l).......................................        1,019
     2,185     8.300% 05/01/11(e)..........................................        2,436
     2,390     9.125% 05/01/31(e)..........................................        2,599
     1,670     8.500% 10/01/21(e)..........................................        1,766
     6,131   NRG Energy, Inc.
               8.000% 12/15/13(b)..........................................        6,484
     1,645   Reliant Energy, Inc.
               9.250% 07/15/10.............................................        1,760
     1,632   Southern California Edison Co.
               8.000% 02/15/07.............................................        1,738
     3,228   Tiverton Power Associates/Rumford Power Associates
               9.000% 07/15/18(b)..........................................        2,421
             Western Resources
       375     7.125% 08/01/09.............................................          405
     1,770     7.875% 05/01/07.............................................        1,891
                                                                              ----------
                                                                                  68,471
                                                                              ----------
             TOTAL CORPORATE FIXED-INCOME BONDS AND NOTES
               (Cost $821,887).............................................      867,339
                                                                              ----------
  SHARES                                                                         VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             INVESTMENT MANAGEMENT COMPANY -- 7.3%
    78,955   Nations Cash Reserves, Capital Class Shares(i)................   $   78,955
                                                                              ----------
             TOTAL INVESTMENT MANAGEMENT COMPANY
               (Cost $78,955)..............................................       78,955
                                                                              ----------
   PAR
  (000)
----------
             CONVERTIBLE BONDS -- 4.8%
             COMMUNICATIONS -- 1.8%
             MEDIA -- 0.0%
$    1,125   Adelphia Communications Corp.
               6.000% 02/15/06(e)..........................................           79
                                                                              ----------
             INTERNET -- 0.3%
     3,897   At Home Corp.
               4.750% 12/15/06(e)..........................................          545
     2,565   RiverStone Networks, Inc.
               3.750% 12/01/06(b)(e).......................................        2,360
                                                                              ----------
                                                                                   2,905
                                                                              ----------
             TELECOMMUNICATIONS -- 1.5%
     8,335   Ciena Corp.
               3.750% 02/01/08(a)..........................................        7,116
     9,840   Nortel Networks Corp.
               4.250% 09/01/08.............................................        9,102
                                                                              ----------
                                                                                  16,218
                                                                              ----------
                                                                                  19,202
                                                                              ----------
             CONSUMER CYCLICAL -- 0.1%
             AIRLINES -- 0.1%
     2,885   Delta Air Lines, Inc.
               8.000% 06/03/23.............................................        1,168
                                                                              ----------
             CONSUMER NON-CYCLICAL -- 1.8%
             HEALTHCARE SERVICES -- 1.5%
    14,960   Laboratory Corp. of America Holdings
               09/11/21(g).................................................       11,220
             Lincare Holdings, Inc.
     1,420     3.000% 06/15/33.............................................        1,489
     3,500     3.000% 06/15/33.............................................        3,671
                                                                              ----------
                                                                                  16,380
                                                                              ----------
             BIOTECHNOLOGY -- 0.3%
     5,255   Amgen, Inc.
               03/01/32(g).................................................        3,823
                                                                              ----------
                                                                                  20,203
                                                                              ----------
             FINANCIALS -- 0.4%
             INSURANCE -- 0.1%
       900   Loews Corp.
               3.125% 09/15/07.............................................          907
                                                                              ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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Nations High Yield Bond Master Portfolio

  INVESTMENT PORTFOLIO  (CONTINUED)                           MARCH 31, 2005


   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES -- 0.3%
$    3,510   Providian Financial Corp.
               3.250% 08/15/05.............................................   $    3,505
                                                                              ----------
                                                                                   4,412
                                                                              ----------
             TECHNOLOGY -- 0.6%
             SEMICONDUCTORS -- 0.5%
     5,000   Amkor Technology, Inc.
               5.750% 06/01/06(a)..........................................        4,738
       790   LSI Logic Corp.
               4.000% 11/01/06(a)..........................................          779
                                                                              ----------
                                                                                   5,517
                                                                              ----------
             COMPUTERS -- 0.1%
       685   Electronic Data Systems Corp.
               3.875% 07/15/23.............................................          676
                                                                              ----------
                                                                                   6,193
                                                                              ----------
             UTILITIES -- 0.1%
             ELECTRIC -- 0.1%
     1,497   Caithness Coso Funding Corp.
               9.050% 12/15/09.............................................        1,602
                                                                              ----------
             TOTAL CONVERTIBLE BONDS
               (Cost $52,647)..............................................       52,780
                                                                              ----------
  SHARES
  (000)
----------
             PREFERRED STOCKS -- 2.1%
             COMMUNICATIONS -- 0.8%
             MEDIA -- 0.5%
        --(j) Paxson Communications Corp.(c)................................         707
       217   Quadramed Corp.(b)(d).........................................        3,905
        --(j) Ziff Davis Holdings, Inc.(d)..................................         227
                                                                              ----------
                                                                                   4,839
                                                                              ----------
             TELECOMMUNICATIONS -- 0.3%
        30   Neon Communications(d)(m).....................................          337
        61   Haights Cross Communications, Inc.(d)(m)......................        3,386
                                                                              ----------
                                                                                   3,723
                                                                              ----------
                                                                                   8,562
                                                                              ----------
             FINANCIALS -- 1.3%
             INSURANCE -- 0.1%
        69   Conseco, Inc. ................................................        1,826
                                                                              ----------
             REAL ESTATE INVESTMENT TRUST (REITS) -- 1.2%
        84   Sovereign Real Estate Investment Corp.(b).....................       12,882
                                                                              ----------
                                                                                  14,708
                                                                              ----------
             TOTAL PREFERRED STOCKS
               (Cost $22,481)..............................................       23,270
                                                                              ----------
             COMMON STOCKS -- 1.6%
             BASIC MATERIALS -- 0.0%
             FOREST PRODUCTS AND PAPER -- 0.0%
       115   Abitibi-Consolidated, Inc. ...................................          534
                                                                              ----------

  SHARES                                                                         VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             COMMUNICATIONS -- 0.7%
             INTERNET -- 0.1%
       139   Globix Corp.(d)...............................................   $      515
                                                                              ----------
             MEDIA -- 0.5%
       631   UnitedGlobalCom, Inc., Class A................................        5,972
                                                                              ----------
             TELECOMMUNICATIONS -- 0.1%
         7   ICO Global Communications Holding Ltd.(d).....................           22
       426   Neon Communications(a)(d)(m)..................................          532
         8   Remote Dynamics, Inc. ........................................            8
        40   US Unwired, Inc. .............................................          168
                                                                              ----------
                                                                                     730
                                                                              ----------
                                                                                   7,217
                                                                              ----------
             CONSUMER CYCLICAL -- 0.5%
             AUTO COMPONENTS -- 0.5%
       357   Goodyear Tire & Rubber Co.(a).................................        4,771
                                                                              ----------
             HEALTH CARE -- 0.0%
             HEALTH CARE PROVIDERS AND SERVICES -- 0.0%
        --(j) Fountain View, Inc.(d)(m).....................................           2
                                                                              ----------
             INDUSTRIALS -- 0.3%
             HAND/MACHINE TOOLS -- 0.2%
       158   Thermadyne Holdings Corp.(d)(l)...............................        1,929
                                                                              ----------
             METAL FABRICATE/HARDWARE -- 0.1%
       711   ACP Holding Co.(d)............................................        1,441
                                                                              ----------
                                                                                   3,370
                                                                              ----------
             TECHNOLOGY -- 0.1%
             SOFTWARE -- 0.1%
       474   Quadramed Corp.(d)............................................          740
                                                                              ----------
             TOTAL COMMON STOCKS
               (Cost $12,171)..............................................       16,634
                                                                              ----------
   PAR
  (000)
----------
             ASSET-BACKED SECURITIES -- 0.6%
$    6,756   Gilroy Receivable Asset Trust
               10.000% 09/30/14(d)(l)......................................        6,757
             GT Telecom Racers Trust
       583     Series A(g) 06/30/08(m).....................................            0
       417     Series B(g) 06/30/08(m).....................................            0
                                                                              ----------
             TOTAL ASSET-BACKED SECURITIES
               (Cost $7,241)...............................................        6,757
                                                                              ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 144

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  INVESTMENT PORTFOLIO  (CONTINUED)                           MARCH 31, 2005

  UNITS                                                                         VALUE
  (000)                                                                         (000)
-----------------------------------------------------------------------------------------
             WARRANTS -- 0.1%
             BASIC MATERIALS -- 0.1%
             FOREST PRODUCTS AND PAPER -- 0.1%
       730   Neenah
               Expires 09/30/13(d)(k)......................................   $    1,479
                                                                              ----------
             COMMUNICATIONS -- 0.0%
             MEDIA -- 0.0%
         1   ONO Finance PLC
               Expires 03/16/11(b)(d)(k)(m)................................            0
        78   Ziff Davis Media, Inc.
               Series E
               Expires 08/12/12(b)(k)......................................            8
                                                                              ----------
                                                                                       8
                                                                              ----------
             TELECOMMUNICATIONS -- 0.0%
         1   Colo.Com, Inc.
               Expires 03/15/10(b)(k)(m)...................................            0
         2   ICO Global Communications
               Expires 05/16/06(k).........................................            0
       276   Neon Communications
               Expires 12/02/12(a)(d)(k)(m)................................            3
       180   Neon Communications
               Expires 12/02/12(d)(k)(m)...................................            2
        --(j) UbiquiTel, Inc.
               Expires 04/15/10(d)(k)......................................            0
        45   Haights Cross Communications, Inc.
               Expires 12/10/11(d)(k)(m)...................................            0
        --(j) Haights Cross Communications, Inc.
               Series A
               Expires 12/10/11(d)(k)(m)...................................            0
                                                                              ----------
                                                                                       5
                                                                              ----------
                                                                                      13
                                                                              ----------
             INDUSTRIALS -- 0.0%
             HAND/MACHINE TOOLS -- 0.0%
        --(j) Thermadyne Holdings Corp.
               Expires 05/23/06(d)(k)(m)...................................            0
                                                                              ----------
             TOTAL WARRANTS
               (Cost $460).................................................        1,492
                                                                              ----------
             REPURCHASE AGREEMENTS(n) -- 12.3%
    36,649   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
               04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
               $36,998 (repurchase proceeds $36,652).......................       36,652

  UNITS                                                                          VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS(N) -- (CONTINUED)
    43,979   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
               Government Agency securities with various maturities to
               05/20/33, market value $44,557 (repurchase proceeds
               $43,983)....................................................   $   43,983
    53,914   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
               Government Agency securities with various maturities to
               03/01/35, market value $54,764 (repurchase proceeds
               $53,918)....................................................       53,918
                                                                              ----------
             TOTAL REPURCHASE AGREEMENTS
               (Cost of $134,553)..........................................      134,553
                                                                              ----------
             TOTAL INVESTMENTS
               (Cost $1,130,395)(o)..............................     108.4%   1,181,780
                                                                              ----------
             OTHER ASSETS AND
               LIABILITIES (NET).................................      (8.4)%    (91,765)
                                                                    -------   ----------
             NET ASSETS..........................................     100.0%   1,090,015
                                                                              ==========

---------------

Notes to Investment Portfolio:

(a)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $130,562 and $127,153, respectively.

(b)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $207,714, which represents 19.1% of net assets.

(c)
  Pay-in-kind securities.

(d)
  Restricted and illiquid security.

(e)
  The issuer is in default of certain debt covenants. Income is not being accrued. As of March 31, 2005, the value of these securities represents 3.9% of net assets.

 (f)
  Step bond.

(g)
  Zero coupon bond.

(h)
  Variable rate security. The interest rate shown reflects the rate as of March 31, 2005.

 (i)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 (j)
  Amount represents less than 500 shares.

(k)
  Non-income producing security.

 (l)
  Loan participation agreement.

(m)
  Fair valued security.

(n)
  This amount represents cash collateral received from securities lending activity (see Note 10).

(o)
  Cost for federal income tax purposes is $1,132,926. See Note 4 for additional information.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  INVESTMENT PORTFOLIO  (CONTINUED)                           MARCH 31, 2005


ACRONYMS:

EUR  --   Euro Currency
CAD  --   Canadian Dollar
GBP  --   Great Britain Pound

At March 31, 2005, the Fund held investments in the following security types:

SECURITY TYPE                                % OF NET ASSETS
------------------------------------------------------------
Communications.............................        21.5
Repurchase Agreements......................        12.3
Industrials................................        10.8
Financials.................................        10.3
Consumer Non-Cyclical......................        10.1
Consumer Cyclical..........................         9.7
Basic Materials............................         8.3
Energy.....................................         8.2
Investment Management Company..............         7.3
Utilities..................................         6.4
Technology.................................         2.3
Asset-Back Securities......................         0.6
Diversified................................         0.6
Health Care................................          --(a)
Other Assets & Liabilities, Net............        (8.4)
                                                  -----
                                                  100.0
                                                  =====

(a)Less than 0.1%.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 146

                      [This page intentionally left blank]

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF ASSETS AND LIABILITIES


March 31, 2005

                                                               INTERMEDIATE        HIGH YIELD
                                                                   BOND               BOND
                                                                  MASTER             MASTER
                                                                PORTFOLIO          PORTFOLIO
                                                              ---------------------------------
(IN THOUSANDS)
ASSETS:
Non-affiliated investments, at cost.........................  $      660,483     $      916,887
Repurchase agreements.......................................         121,676            134,553
Affiliated investments, at cost.............................           4,816             78,955
                                                              --------------     --------------
Non-affiliated investments, at value........................         656,195            968,272
Repurchase agreements.......................................         121,676            134,553
Affiliated investments, at value............................           4,816             78,955
Cash........................................................              --                793
Foreign cash................................................              --                 --(a)
Receivable for investment securities sold...................          27,744             25,029
Interest receivable.........................................           7,154             20,680
Net unrealized appreciation on foreign forward currency
  contracts.................................................              --                183
Receivable for variation margin.............................              14                 --
                                                              --------------     --------------
    Total assets............................................         817,599          1,228,465
                                                              --------------     --------------
LIABILITIES:
Collateral on securities loaned.............................        (121,676)          (134,553)
Investment advisory fee payable.............................            (228)              (552)
Administration fee payable..................................              --                (49)
Due to custodian............................................          (9,095)                --
Net unrealized depreciation on foreign forward currency
  contracts.................................................              --               (117)
Payable for investment securities purchased.................         (37,352)            (3,100)
Accrued Trustees' fees and expenses.........................             (43)               (45)
Accrued expenses and other liabilities......................             (26)               (34)
                                                              --------------     --------------
    Total liabilities.......................................        (168,420)          (138,450)
                                                              --------------     --------------
NET ASSETS..................................................  $      649,179     $    1,090,015
                                                              ==============     ==============

(a) Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 148

                      [This page intentionally left blank]

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2005

                                                               INTERMEDIATE        HIGH YIELD
                                                                   BOND               BOND
                                                                  MASTER             MASTER
                                                                PORTFOLIO          PORTFOLIO
                                                              ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $       25,962     $       88,244
Dividends (Net of foreign withholding taxes of $0 and $1,
  respectively).............................................              --                767
Dividend income from affiliated funds.......................             235              2,096
Securities lending..........................................              71                478
                                                              --------------     --------------
    Total investment income.................................          26,268             91,585
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................           2,745              6,294
Administration fee..........................................             281                576
Custodian fees..............................................              50                 88
Legal and audit fees........................................              33                 33
Trustees' fees and expenses.................................              21                 21
Other.......................................................              27                 35
                                                              --------------     --------------
    Total expenses..........................................           3,157              7,047
Fees reduced by credits allowed by the custodian (see Note
  3)........................................................              (5)                (7)
Fees waived by administrator (see Note 3)...................            (281)                --
                                                              --------------     --------------
    Net expenses............................................           2,871              7,040
                                                              --------------     --------------
NET INVESTMENT INCOME.......................................          23,397             84,545
                                                              --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................          (1,396)            50,827
  Swap contracts............................................              69                 --
  Futures...................................................            (624)                --
  Written options...........................................               7                 --
  Foreign currency and other net assets.....................              --                234
                                                              --------------     --------------
Net realized gain/(loss) on investments.....................          (1,944)            51,061
                                                              --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................         (25,159)           (47,685)
  Swap contracts............................................             (67)                --
  Futures...................................................            (624)                --
  Foreign currency and other net assets.....................              --                 53
                                                              --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................         (25,850)           (47,632)
                                                              --------------     --------------
Net realized and unrealized gain/(loss) on investments......         (27,794)             3,429
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $       (4,397)    $       87,974
                                                              ==============     ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 150

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF CHANGES IN NET ASSETS


                                                            INTERMEDIATE BOND MASTER               HIGH YIELD BOND MASTER
                                                                    PORTFOLIO                            PORTFOLIO
                                                        ---------------------------------     --------------------------------
                                                          YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                           3/31/05            3/31/04            3/31/05           3/31/04
                                                        ----------------------------------------------------------------------
(IN THOUSANDS)
Net investment income...............................    $       23,397     $       23,684     $       84,545    $       89,077
Net realized gain/(loss) on investments.............            (1,944)            16,276             51,061            45,456
Net change in unrealized appreciation/(depreciation)
  of investments....................................           (25,850)            (5,781)           (47,632)          106,780
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations........................................            (4,397)            34,179             87,974           241,313
Contributions.......................................           111,455            162,098            405,297         1,083,816
Withdrawals.........................................          (207,111)          (232,258)          (651,619)         (772,416)
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets...............          (100,053)           (35,981)          (158,348)          552,713
NET ASSETS:
Beginning of year...................................           749,232            785,213          1,248,363           695,650
                                                        --------------     --------------     --------------    --------------
End of year.........................................    $      649,179     $      749,232     $    1,090,015    $    1,248,363
                                                        ==============     ==============     ==============    ==============


  FINANCIAL HIGHLIGHTS


                                                                                                            WITHOUT WAIVERS
                                                                                                            AND/OR EXPENSE
                                                                                                            REIMBURSEMENTS
                                                                                                            ---------------
                                                             RATIO OF          RATIO OF                        RATIO OF
                                                             OPERATING      NET INVESTMENT                     OPERATING
                                                            EXPENSES TO    INCOME/(LOSS) TO    PORTFOLIO      EXPENSES TO
                                                  TOTAL     AVERAGE NET      AVERAGE NET       TURNOVER         AVERAGE
                                                  RETURN      ASSETS            ASSETS           RATE         NET ASSETS
                                                  -------------------------------------------------------------------------
INTERMEDIATE BOND MASTER PORTFOLIO:
Year ended 3/31/2005............................  (0.51)%      0.42%(a)          3.39%              49%          0.46%(a)
Year ended 3/31/2004............................   4.66        0.46(a)(b)        3.10              200           0.47(a)
Year ended 3/31/2003............................  10.85        0.47(a)(b)        3.70              122           0.47(a)
Year ended 3/31/2002............................   4.33        0.49(a)(b)        5.24              228           0.49(a)
Year ended 3/31/2001............................     --(c)     0.45(a)           6.61              118           0.46(a)
HIGH YIELD BOND MASTER PORTFOLIO:
Year ended 3/31/2005............................   7.99%       0.61%(a)          7.33%              33%          0.61%(a)
Year ended 3/31/2004............................  25.53        0.61(a)           7.85               51           0.61(a)
Year ended 3/31/2003............................   6.47        0.62(a)           9.76               50           0.62(a)
Year ended 3/31/2002............................   6.33        0.65(a)(b)        9.93               64           0.65(a)
Year ended 3/31/2001............................     --(c)     0.71             11.14               63           0.72

---------------

(a)The effect of the custodial expense offset (See Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)Total return not required for periods indicated.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS


Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the March 31, 2005, the Master Trust offered twelve separate portfolios. These financial statements pertain only to the following portfolios (each a "Master Portfolio" and collectively, the "Master Portfolios"):

                           Intermediate Bond Master Portfolio
                           High Yield Bond Master Portfolio

Financial statements for the other portfolios of the Master Trust are presented under separate cover. The following investors were invested in the Master Portfolios at March 31, 2005:

INTERMEDIATE BOND MASTER PORTFOLIO:
Nations Intermediate Bond Fund..............................  96.7%
Nations Intermediate Bond Fund (Offshore)...................   3.3%
HIGH YIELD BOND MASTER PORTFOLIO:
Nations High Yield Bond Fund................................  94.0%
Nations High Yield Bond Fund (Offshore).....................   6.0%

Certain Master Portfolios invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Master Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The High Yield Bond Master Portfolio principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt security prices provided by the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on Nasdaq are generally valued at the Nasdaq official closing price. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Futures contracts: The Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio may invest in futures contracts for the purposes of hedging against changes in values of the Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to enhance the portfolio's return. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation

NATIONS MASTER INVESTMENT TRUST
margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Intermediate Bond Master Portfolio may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Master Portfolio may use such options on futures contracts in connection with its hedging strategies and for the purpose of yield enhancement in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures.

The Master Portfolio may write covered call options and put options on securities in which it is permitted to invest from time to time in seeking to attain the Master Portfolio's objective. Call options written by a Master Portfolio give the holder the right to buy the underlying securities from the Master Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Master Portfolio at a stated price. In the case of put options, a Master Portfolio is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Master Portfolio may also write combinations of covered puts and calls on the same underlying security. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Master Portfolio typically receives a premium from writing a put or call option, which would increase the Master Portfolio's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Master Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Master Portfolio assumes the risk that it may be required to purchase the underlying security.

The Master Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Master Portfolio.

Foreign currency transactions: The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. London time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

NATIONS MASTER INVESTMENT TRUST

Forward foreign currency transactions: Generally, a Master Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when a Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Master Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Master Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Swaps: The Master Portfolios may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Master Portfolios had invested directly in the asset that yielded the desired return. Swaps involve the exchange by the Master Portfolios with another party of their respective commitments to pay or receive interest, effective return, or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of assets and liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Master Portfolio's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Master Portfolio will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Master Portfolio will succeed in pursuing contractual remedies. A Master Portfolio thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Repurchase agreements: Each Master Portfolio may engage in repurchase transactions with institutions that the Fund's investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period which the Funds seek to assert their rights.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Master Portfolio enters into such transactions, it is required to have segregated assets with a current value at least equal to the

NATIONS MASTER INVESTMENT TRUST
amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Loan Participations and Commitments: The High Yield Bond Master Portfolio may invest in loan participations, loan commitments and bridge loans. Loan commitments, loan participations and bridge loans are agreements to make money available to a broker in a specific amount at a specific time. As a result, the Master Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Master Portfolio and the Borrower ("Intermediate Participants").

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each investor in the portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the portfolio.

Federal income taxes: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Master Portfolio.

Indemnification: In the normal course of business, each Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Master Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Master Portfolios. Effective December 1, 2004, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Master Portfolio:

                           FEES ON AVERAGE    FEES ON AVERAGE      FEES ON AVERAGE      FEES ON AVERAGE     FEES ON AVERAGE
                             NET ASSETS          NET ASSETS           NET ASSETS           NET ASSETS         NET ASSETS
                                FIRST         $500 MILLION TO       $1 BILLION TO       $1.5 BILLION TO      $3 BILLION TO
                            $500 MILLION         $1 BILLION          $1.5 BILLION          $3 BILLION         $6 BILLION
                           ------------------------------------------------------------------------------------------------
Intermediate Bond Master       0.40%               0.35%                0.32%                0.29%              0.28%
  Portfolio..............
High Yield Bond Master         0.55%               0.52%                0.49%                0.46%              0.46%
  Portfolio..............

                           FEES ON AVERAGE
                             NET ASSETS
                                OVER
                             $6 BILLION
                           ---------------
Intermediate Bond Master       0.27%
  Portfolio..............
High Yield Bond Master         0.46%
  Portfolio..............

Prior to December 1, 2004, BACAP received a monthly investment advisory fee based on the average daily net assets of each of the Portfolios at the following annual rates:

                                                              ANNUAL RATE
                                                              -----------
Intermediate Bond Master Portfolio..........................     0.40%
High Yield Bond Master Portfolio............................     0.55%

NATIONS MASTER INVESTMENT TRUST

For the year ended March 31, 2005, the effective investment advisory fee rates for the Intermediate Bond and High Yield Bond Master Portfolios were 0.40% and 0.55%, respectively.

The Master Trust has, on behalf of the High Yield Bond Master Portfolio, entered into a sub-advisory agreement with BACAP and MacKay Shields LLC ("MacKay Shields"). Pursuant to the sub-advisory agreement, MacKay Shields is entitled to receive a sub-advisory fee from BACAP based on the Master Portfolio's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                                      ANNUAL RATE
-------------------------------------------------------------------------
First $100 million..........................................     0.400%
Next $100 million...........................................     0.375%
Over $200 million...........................................     0.350%

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of the Master Trust. Effective December 1, 2004, BACAP Distributors is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.05% of the High Yield Bond Master Portfolio's average daily net assets. BACAP Distributors does not receive a fee from the Intermediate Bond Portfolio for its administrative services.

Prior to December 1, 2004, BACAP Distributors was entitled to receive an administration fee at the annual rate of 0.05% of the Intermediate Bond and High Yield Bond Master Portfolios' average daily net assets. BACAP Distributors waived all of it administration fees for the Intermediate Bond Master Portfolio.

For the year ended March 31, 2005, the effective administration fee rates for the Intermediate Bond and High Yield Bond Master Portfolios were 0.04% and 0.05%, respectively.

The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BACAP Distributors.

BNY serves as the custodian of the Master Trust's assets.

With the exception of one officer, no officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or Officer of the Master Trust.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BACAP. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of assets and liabilities.

The Master Portfolios have made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Master Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Master Portfolios. For the year ended March 31, 2005, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                               ADVISORY FEES      ADMINISTRATION FEES
                                                                 (EARNED BY           (EARNED BY
                                                                   BACAP)         BACAP DISTRIBUTORS)
                                                                   (000)                 (000)
                                                              ---------------------------------------
Intermediate Bond Master Portfolio..........................        $ 19                  $10
High Yield Bond Master Portfolio............................         133                   68

NATIONS MASTER INVESTMENT TRUST

3.  TOTAL OPERATING EXPENSE LIMITATIONS

Each Master Portfolio has an agreement with BNY under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

4.  FEDERAL TAX INFORMATION

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes, was:

                                                                                               NET REALIZED
                                                               UNREALIZED      UNREALIZED      APPRECIATION
                                                              APPRECIATION    DEPRECIATION    (DEPRECIATION)*
                                                                 (000)           (000)             (000)
                                                              -----------------------------------------------
Intermediate Bond Master Portfolio..........................    $    --         $(4,357)          $(4,357)
High Yield Bond Master Portfolio............................     48,854              --            48,854

---------------

 *The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, income on defaulted securities and the realization for tax-purposes of unrealized gains/losses on certain forward foreign currency and futures contracts.

5.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2005 were as follows:

                                                              PURCHASES      SALES
                                                                (000)        (000)
                                                              ----------------------
Intermediate Bond Master Portfolio..........................  $ 148,190    $ 175,824
High Yield Bond Master Portfolio............................    345,658      618,022

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2005 were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
Intermediate Bond Master Portfolio..........................  $ 183,894    $222,445
High Yield Master Portfolio.................................         --          --

6.  FUTURES CONTRACTS

At March 31, 2005, the Intermediate Bond Master Portfolio had the following futures contracts open:

                                                                                                                     UNREALIZED
                                                                           VALUE OF CONTRACT    MARKET VALUE OF    APPRECIATION/
                                                              NUMBER OF       WHEN OPENED          CONTRACTS       (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS          (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
U.S. 10 year Treasury Note Futures (short position) expiring
  June 2005(a)..............................................     27             $2,975              $2,950               (25)
                                                                                                                        ----
  Total net unrealized appreciation.........................                                                            $(25)
                                                                                                                        ====

---------------

(a)Securities have been segregated as collateral for the Master Portfolio's open futures contracts.

NATIONS MASTER INVESTMENT TRUST

7.  WRITTEN OPTIONS

Written options for the Intermediate Bond Master Portfolio for the year ended March 31, 2005 aggregated the following:

                                                                            PREMIUM
                                                              NUMBER OF     RECEIVED
SUMMARY OF WRITTEN OPTIONS                                    CONTRACTS*     (000)
------------------------------------------------------------------------------------
Outstanding at March 31, 2004...............................      --          $--
Contracts opened............................................       2            7
Contracts closed............................................      --           --
Contracts expired...........................................      (2)          (7)
                                                                  --          ---
Outstanding at March 31, 2005...............................      --           --
                                                                  ==          ===

---------------

 *1 contract = $1,000,000 notional amount.

8.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2005, the following Funds had forward foreign currency contracts outstanding:

                                                           VALUE OF            VALUE OF
                                                        CONTRACT WHEN       CONTRACT WHEN        MARKET VALUE        UNREALIZED
                                                            OPENED              OPENED           OF CONTRACT       APPRECIATION/
                                                       (LOCAL CURRENCY)      (US DOLLARS)        (US DOLLARS)      (DEPRECIATION)
DESCRIPTION                       LOCAL CURRENCY            (000)               (000)               (000)              (000)
---------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND MASTER
CONTRACTS TO BUY
Expiring April 7, 2005......  Euro                           1,087               1,428               1,413              (15)
                                                                                                                        ---
Net unrealized
  depreciation..............                                                                                            (15)
                                                                                                                        ---
CONTRACTS TO SELL
Expiring April 7, 2005......  Canadian Dollar               (4,959)             (4,010)             (4,098)             (88)
Expiring April 7, 2005......  Euro                         (10,229)            (13,478)            (13,295)             183
Expiring April 7, 2005......  British Pound Sterling          (601)             (1,121)             (1,135)             (14)
                                                                                                                        ---
Net unrealized
  appreciation..............                                                                                             81
                                                                                                                        ---
Total net unrealized
  appreciation..............                                                                                             66
                                                                                                                        ===

9.  LINE OF CREDIT

The Master Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Master Portfolios had no borrowings outstanding at March 31, 2005. During the year ended March 31, 2005, borrowings by the Master Portfolios under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
FUND                                                             (000)          RATE
--------------------------------------------------------------------------------------
High Yield Bond Master Portfolio............................      $71           1.49%

---------------

 *The average amount outstanding was based on daily balances in the period over 365 days.

NATIONS MASTER INVESTMENT TRUST

10.  SECURITIES LENDING

Under an agreement with BNY, the Funds may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of the collateral. The cash collateral received is invested in repurchase agreements. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to the borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral. The income earned by each Fund from securities lending is included in its Statement of operations.

At March 31, 2005, the following Master Portfolios had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
                                                                    (000)              (000)
                                                              ----------------------------------
Intermediate Bond Master Portfolio..........................      $109,999           $121,676
High Yield Bond Master Portfolio............................       127,153            134,553

11.  RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Master Portfolios do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

The following securities are considered restricted as to resale at March 31, 2005 for the Intermediate Bond and High Yield Bond Master Portfolios.

Intermediate Bond Master Portfolio

                                                                                  ACQUISITION   MARKET VALUE   PERCENTAGE
                                                                                     COST         3/31/05        OF NET
SECURITY                                                      ACQUISITION DATE       (000)         (000)         ASSETS
-------------------------------------------------------------------------------------------------------------------------
Vendee Mortgage Trust, Series 1998-1, Class 2, Interest Only
  0.448% 09/15/27...........................................      05/18/98            281          $  141         0.02%
Vendee Mortgage Trust, Series 1998-3, Class 1, Interest Only
  0.305% 03/15/29...........................................      09/16/98            186             122         0.02

High Yield Bond Master Portfolio

                                                                                  ACQUISITION   MARKET VALUE   PERCENTAGE
                                                                 ACQUISITION         COST         3/31/05        OF NET
SECURITY                                                            DATE             (000)         (000)         ASSETS
-------------------------------------------------------------------------------------------------------------------------
ACP Holding Co., Common Stock...............................  10/17/03-11/6/03         185          1,441         0.13
Fountain View, Inc., Common Stock...........................      09/03/03              --*             2           --**
Gilroy Receivable Asset Trust...............................      10/20/03           6,745          6,756         0.62
Globix Corp. ...............................................  10/14/02-05/1/04         348            414         0.04
Globix Corp., Common Stock..................................  10/14/02-03/8/05         268            515         0.05
Haights Cross Communications, Inc., Warrants................      01/15/04              --*            --*          --**
Haights Cross Communications, Inc., Preferred Stock.........      01/15/04           2,838          3,386         0.31
Haights Cross Communications, Inc., Preferred Warrants......      01/15/04              --             --           --**
ICO Global Communications Holdings, Inc., Common Stock......      03/16/00              61             22           --**
LNR Property Corp. .........................................      12/22/04           6,575          6,649         0.61
Neenah, Warrants............................................      10/17/03             730          1,479         0.14
Neon Communications, Inc., Warrants.........................      09/11/03             244              3           --**
Neon Communications, Inc., Preferred Stock..................      12/04/02             338            337         0.03
Neon Communications, Inc., Common Stock.....................  09/11/03-03/28/05        246            532         0.05
Neon Communications, Inc., Preferred Warrants...............      01/03/03             180              2           --**
ONO Finance, Warrant........................................      07/18/01             181             --*          --**
Quadramed Corp., Common Stock...............................      04/26/04             541            740         0.07

NATIONS MASTER INVESTMENT TRUST

                                                                                  ACQUISITION   MARKET VALUE   PERCENTAGE
                                                                 ACQUISITION         COST         3/31/05        OF NET
SECURITY                                                            DATE             (000)         (000)         ASSETS
-------------------------------------------------------------------------------------------------------------------------
Quadramed Corp., Preferred..................................      06/16/04           5,423          3,905         0.36
Salton SEA Funding..........................................      01/22/01              87             94         0.01
Salton SEA Funding..........................................       02/7/05               3              3           --**
Thermadyne Holdings Corp., Common Stock.....................      09/25/03           1,822          1,929         0.18
Thermadyne Holdings Corp., Warrants.........................  03/01/01-09/25/03         --*            --*          --**
UbiquiTel, Inc., Warrants...................................      07/10/00              10             --*          --**
United Artists Theatre Circuit, Inc. .......................  11/27/00-04/20/01        321            412         0.04
Ziff Davis Holdings, Inc. ..................................      12/06/02              --*           227         0.02

---------------

 *Amount represents less than $500.

**Amount represents less than 0.1%.

12.  COMMITMENTS AND CONTINGENCIES

As of March 31, 2005, the High Yield Bond Master Portfolio had unfunded loan commitments pursuant to the following loan agreements:

                                                               UNFUNDED
                                                              COMMITMENT
BORROWER                                                        (000)
------------------------------------------------------------------------
Foster Wheeler LLC..........................................   $ 7,350
Mirant Revolving Credit Corp. ..............................       876
Movie Gallery, Inc. ........................................     2,190
Satbirds Capital Participations, S.C.A. ....................     6,411
Telecordia Technologies, Inc. ..............................     3,000
Warner Chilcott Company, Inc. ..............................       331
                                                               -------
Total.......................................................   $20,158
                                                               =======

13.  CONTINGENCIES AND OTHER EVENTS

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributors,
Inc. -- the investment advisor to and distributor of the Columbia Funds, respectively, -- to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with the BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the staff of the SEC. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by

NATIONS MASTER INVESTMENT TRUST

BAS. At this time, the distribution plan is still under development. As such, any gain to the Nations Funds or their shareholders can not currently be determined. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. The MDL is ongoing. The Master Portfolios are not currently named as defendants in the MDL. The Master Portfolios can not predict if they will be added as parties to the MDL, and if they are added, whether the litigation will have any impact on them.

NATIONS MASTER INVESTMENT TRUST

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Intermediate Bond Master Portfolio and Nations High Yield Bond Master Portfolio (constituting part of Nations Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2005

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Indefinite term;     Managing Director -- E.J. Boudreau &      75
Age: 60                  Trustee since 2005   Associates (consulting), through
Trustee                                       current; Chairman and Chief
                                              Executive Officer -- John Hancock
                                              Funds (mutual funds), 1989 through
                                              2000.
William P. Carmichael    Indefinite term;     Retired; Senior Managing                  75
Age: 60                  Trustee since 1999   Director -- The Succession Fund (a
Trustee and Chairman of                       company formed to advise and buy
the Board                                     family owned companies) from 1998
                                              through April 2001.
William A. Hawkins       Indefinite term;     President, Retail Banking -- IndyMac      75
Age: 63                  Trustee since 2005   Bancorp, Inc., September 1999
Trustee                                       through August 2003.
R. Glenn Hilliard        Indefinite term;     Chairman and Chief Executive              75
Age: 65                  Trustee since 2005   Officer -- Hilliard Group LLC
Trustee                                       (investing and consulting), April
                                              2003 through current; Chairman and
                                              Chief Executive Officer -- ING
                                              America (financial services),
                                              1999 -- April 2003; and Executive
                                              Chairman -- Conseco, Inc.
                                              (insurance), Sept 2004 through
                                              current.
Minor M. Shaw            Indefinite term;     President -- Micco Corporation and        75
Age: 56                  Trustee since 2003   Mickel Investment Group.
Trustee


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Director -- The Museum of Science,
Age: 60                  Boston; Advisory Board Member --
Trustee                  Perennial Capital Advisors.

William P. Carmichael    Director -- Cobra Electronics
Age: 60                  Corporation (electronic equipment
Trustee and Chairman of  manufacturer), Rayovac Corp.
the Board                (batteries) and The Finish Line
                         (apparel).
William A. Hawkins       Vice Chairman -- San Gabriel Red
Age: 63                  Cross; Director -- Leadership
Trustee                  Pasadena; Director -- Operation
                         Hope; Trustee -- The Chandler
                         School.
R. Glenn Hilliard        Director -- Conseco, Inc.
Age: 65                  (insurance); Non-Executive
Trustee                  Director -- Alea Group Holding
                         (Bermuda), Ltd. (insurance).

Minor M. Shaw            Chairman -- Wofford College Board of
Age: 56                  Trustees; Chairman and
Trustee                  Trustee -- The Daniel-Mickel
                         Foundation of South Carolina;
                         Vice-Chairman and Trustee --
                         Greenville-Spartanburg Airport
                         Commission and Duke Endowment;
                         Trustee -- The Hollingsworth Funds,
                         The Belle Baruch Foundation and the
                         South Carolina Foundation for
                         Independent Colleges;
                         Chair-Elect -- Urban League of the
                         Upstate; Board Member -- United Way
                         of Greenville County; Vice-Chair --
                         Greenville Chamber of Commerce;
                         Board Member -- United Way of South
                         Carolina.

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
PRINCIPAL OFFICERS
Christopher L. Wilson    Indefinite term:     Head of Mutual Funds since August,        n/a
Age: 47                  President (since     2004 and Senior Vice President of
                         2004)                the Advisor since January, 2005;
                                              President of the Columbia Funds,
                                              Liberty Funds and Stein Roe Funds
                                              since October, 2004; President and
                                              Chief Executive Officer of the
                                              Nations Funds since January, 2005;
                                              President of the Galaxy Funds since
                                              April 2005; Director of Bank of
                                              America Global Liquidity Funds, plc
                                              since May 2005; Director of Banc of
                                              America Capital Management
                                              (Ireland), Limited since May 2005;
                                              Senior Vice President of BACAP
                                              Distributors LLC since January,
                                              2005; Director of FIM Funding, Inc.
                                              since January, 2005; Senior Vice
                                              President of Columbia Funds
                                              Distributor, Inc. since January,
                                              2005; Director of Columbia Funds
                                              Services, Inc. since January, 2005
                                              (formerly President and Chief
                                              Executive Officer, CDC IXIS Asset
                                              Management Services, Inc. from
                                              September, 1998 to August, 2004).
J. Kevin Connaughton     Indefinite term:     Treasurer of the Columbia Funds           n/a
(Age 40)                 Treasurer (since     since October, 2003 and of the
Treasurer                2000)                Liberty Funds, Stein Roe Funds and
                                              All-Star Funds since December, 2000;
                                              Vice President of the Advisor since
                                              April, 2003 (formerly President of
                                              the Columbia Funds, Liberty Funds
                                              and Stein Roe Funds from February,
                                              2004 to October, 2004; Chief
                                              Accounting Officer and Controller of
                                              the Liberty Funds and All-Star Funds
                                              from February, 1998 to October,
                                              2000); Treasurer of the Galaxy Funds
                                              since September, 2002 (formerly
                                              Treasurer from December, 2002 to
                                              December, 2004 and President from
                                              February, 2004 to December, 2004 of
                                              the Columbia Management
                                              Multi-Strategy Hedge Fund, LLC; Vice
                                              President of Colonial Management
                                              Associates, Inc. from February, 1998
                                              to October, 2000).
Mary Joan Hoene          Indefinite term:     Senior Vice President and Chief           n/a
(Age 54)                 Senior Vice          Compliance Officer of the Columbia
                         President and        Funds, Liberty Funds, Stein Roe
                         Chief Compliance     Funds and All-Star Funds since
                         Officer (since       August, 2004 (formerly Partner,
                         2004)                Carter, Ledyard & Milburn LLP from
                                              January, 2001 to August, 2004;
                                              Counsel, Carter, Ledyard & Milburn
                                              LLP from November, 1999 to December,
                                              2000; Vice President and Counsel,
                                              Equitable Life Assurance Society of
                                              the United States from April, 1998
                                              to November, 1999).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
PRINCIPAL OFFICERS
Christopher L. Wilson                    n/a
Age: 47
J. Kevin Connaughton                     n/a
(Age 40)
Treasurer
Mary Joan Hoene                          n/a
(Age 54)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
Michael G. Clarke        Indefinite term:     Chief Accounting Officer of the           n/a
(Age 35)                 Chief Accounting     Columbia Funds, Liberty Funds, Stein
                         Officer (since       Roe Funds and All-Star Funds since
                         2004)                October, 2004 (formerly Controller
                                              of the Columbia Funds, Liberty
                                              Funds, Stein Roe Funds and All-Star
                                              Funds from May, 2004 to October,
                                              2004; Assistant Treasurer from June,
                                              2002 to May, 2004; Vice President,
                                              Product Strategy & Development of
                                              the Liberty Funds and Stein Roe
                                              Funds from February, 2001 to June,
                                              2002; Assistant Treasurer of the
                                              Liberty Funds, Stein Roe Funds and
                                              the All-Star Funds from August, 1999
                                              to February, 2001; Audit Manager,
                                              Deloitte & Toche LLP from May, 1997
                                              to August, 1999).
Jeffrey R. Coleman       Indefinite term:     Controller of the Columbia Funds,         n/a
(Age 35)                 Controller (since    Liberty Funds, Stein Roe Funds and
                         2004)                All-Star Funds since October, 2004
                                              (formerly Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Deputy Treasurer of the CDC Nvest
                                              Funds and Loomis Sayles Funds from
                                              February, 2003 to September, 2004;
                                              Assistant Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Assistant Treasurer of the CDC Nvest
                                              Funds from August, 2000 to February,
                                              2003; Tax Manager of PFPC, Inc. from
                                              November, 1996 to August, 2000).
R. Scott Henderson       Indefinite term:     Secretary of the Columbia Funds,          n/a
(Age 45)                 Secretary (since     Liberty Funds and Stein Roe Funds
                         2004)                since December, 2004 (formerly Of
                                              Counsel, Bingham McCutchen from
                                              April, 2001 to September, 2004;
                                              Executive Director and General
                                              Counsel, Massachusetts Pension
                                              Reserves Investment Management Board
                                              from September, 1997 to March,
                                              2001).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
Michael G. Clarke                        n/a
(Age 35)
Jeffrey R. Coleman                       n/a
(Age 35)
R. Scott Henderson                       n/a
(Age 45)

---------------

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

NATIONS FUNDS

 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
 AGREEMENTS: (UNAUDITED)


Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees (the "Boards") of Nations Funds Trust and Nations Master Investment Trust, including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report: (i) investment advisory agreements with Banc of America Capital Management, LLC ("BACAP") for Nations Short-Term Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Intermediate Bond Master Portfolio, Nations Bond Fund, Nations Strategic Income Fund and Nations High Yield Bond Master Portfolio; and (ii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields" or the "Sub-Adviser") for Nations High Yield Bond Master Portfolio. The investment advisory agreements with BACAP and the investment sub-advisory agreement with MacKay Shields are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds and master portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 17-18, 2004, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of BACAP and the Sub-Adviser and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by BACAP and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for BACAP and the Sub-Adviser were provided to the Boards, as were responses of BACAP and the Sub-Adviser to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of BACAP and the Sub-Adviser. In this regard, the Boards specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Boards received and reviewed information on Securities and Exchange Commission ("SEC") and other regulatory inquiries and examinations relating to the Funds, BACAP and the Sub-Adviser. The Boards considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Boards also considered the Funds' Chief Compliance Officer's report and recommendations.

The Boards evaluated the ability of BACAP and the Sub-Adviser, including their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Boards considered information regarding BACAP's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Boards considered the effects of recent and anticipated hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Boards concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by BACAP and the Sub-Adviser.

Fund Performance and Expenses

The Boards considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. They also considered these results in comparison to the performance results of the group of funds that was

NATIONS FUNDS



 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)


determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain Funds, Lipper determined that the composition of the Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

The Boards also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and expense and performance rankings of each Fund in the Lipper data, BACAP apprised the Boards of individual characteristics (such as: poor rankings in terms of overall expense or management fees, maintaining poor performance or demonstrating a combination of below average to poor performance while maintaining below average or poor expense rankings) of any Fund that they believed may warrant further investigation by the Boards (denoted by an overall "negative" ranking for the Fund in question) and accordingly determined an overall score for each Fund.

The Boards considered the projected impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Boards also considered projected savings to the Funds that would result from certain modifications in soft dollar arrangements.

The Boards noted that the performance of the Funds, except Nations Strategic Income Fund, was better than, or not substantially below, each Fund's Peer Group median overall performance and did not necessitate any significant additional review.

The Nations Funds Trust Board noted that Nations Strategic Income Fund required additional review as a result of its 5th quintile performance against its Universe in the three-year period. In addition, the Board noted that the Fund underwent a management change on October 13, 2004 and that under its previous manager, the Fund was underweighted in the high yield and non-U.S. sectors, as well as in foreign currency exposure relative to its multi-sector peers. The Board also noted that the new management had begun repositioning the Fund within prospectus guidelines to more closely resemble its multi-sector peers. In addition, the Board considered that total expenses for the Fund were in the 1st quintile of its Peer Group.

The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. They also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Boards noted that the overall expense ratios of the Funds were lower than, or not appreciably above, each Fund's Peer Group's median total expense ratio and did not require significant additional consideration by the Boards.

Management also discussed the Lipper data and rankings, and other relevant information, for each Fund. Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

Investment Advisory and Sub-Advisory Fee Rates

The Boards reviewed and considered the proposed contractual investment advisory fee rates, combined with the administration fee rates, payable by the Funds to BACAP for investment advisory services (the "Advisory Agreement Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by BACAP to the Sub-Adviser for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net

NATIONS FUNDS



 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)


Advisory Rates"). The Boards noted that, on a complex-wide basis, BACAP and Columbia Management Advisors, Inc. ("Columbia") were proposing to reduce annual investment advisory and administration fees by $32 million per year pursuant to an agreement in principle entered into with the New York Attorney General ("NYAG") on March 15, 2004 to settle a civil complaint filed by the NYAG against BACAP and certain of its affiliates relating to trading in mutual fund shares. At the November meetings, the Boards also considered and approved BACAP's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type on a complex-wide basis. The Boards also considered the reduction in the advisory agreement rates for certain individual Funds that would result from the fee reductions and adoption of a standardized breakpoint schedule.

Additionally, the Boards received and afforded specific attention to information comparing the Net Advisory Rates with those of the other funds in their respective Peer Groups. The Boards concluded that the respective Net Advisory Rates for the Funds, except Nations High Yield Bond Master Portfolio, were lower than, or not appreciably higher than, the median rates of each Fund's Peer Group and did not warrant significant additional consideration.

The Nations Master Investment Trust Board noted that the Advisory Agreement Rate and Net Advisory Rate for Nations High Yield Bond Master Portfolio required additional review as they were appreciably above the median rates of the Fund's Peer Group with a 5th quintile rating in contractual and actual management fees. However, the Board considered that the total expense ratio for the Fund was consistent with that of the other funds in its Peer Group and within a reasonable range of the median overall expense ratio for its Peer Group. In addition, the Board considered that the Fund held the top performance ranking in its Peer Group for the one- and three-year periods. The Board concluded that these and other factors supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreements for all of the Funds.

With regard to the Nations High Yield Bond Master Portfolio, the Nations Master Investment Trust Board also reviewed the Sub-Advisory Agreement Rate charged by MacKay Shields, which serves as Sub-Adviser to the Nations High Yield Bond Master Portfolio. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Boards received and considered a detailed profitability analysis of BACAP based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and BACAP and its affiliates. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that BACAP and its affiliates received with regard to providing these services to the Funds were not unreasonable.

The Nations Master Investment Trust Board received and considered consolidated financial statements regarding the profitability of MacKay Shields based on the Sub-Advisory Fee Rate, as well as on other relationships between the Fund and MacKay Shields and its affiliates. The Board observed the costs of providing portfolio management and other services to the Fund. The Board also noted that the sub-advisory fees are paid to MacKay Shields by BACAP and not directly by the Fund, and that the Board separately determined that the Advisory Agreement Rate for the Fund was fair and equitable. Based on these factors, the Board concluded that the profits and other ancillary benefits that MacKay Shields and its affiliates received with regard to providing these services to the Funds were not unreasonable.

Economies of Scale

The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Boards concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through the newly-approved Advisory Agreement Rate breakpoints effective December 1, 2004.

NATIONS FUNDS



 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)


The Nations Funds Trust Board did not approve such breakpoints for Nations Short-Term Income Fund. However, the Board considered the Advisory Agreement Rate of the Fund and concluded that the fees were fair and equitable based on relevant factors, including the Fund's performance results.

The Nations Master Investment Trust Board did not receive information regarding any economies of scale of unaffiliated sub-advisers given that the sub-advisory fees are paid to the Sub-Adviser by BACAP and not directly by the Funds, and that the Board separately determined that the Advisory Agreement Rate for the sub-advised Fund was fair and equitable. It also noted that shareholders would receive benefits from any economies of scale through breakpoints in the Advisory Agreement Rates (except for Nations Short-Term Income Fund, whose Advisory Agreement Rate did not offer breakpoints).

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Boards also received and considered information about the nature, extent and quality of services and fee rates offered by BACAP and the Sub-Adviser to their other clients, including other registered investment companies and institutional investors. The Boards concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rate and the Net Advisory Rates were within a reasonable range of the fee rates offered to other BACAP and Sub-Adviser clients. Where rates offered to other clients of BACAP were appreciably lower, the Boards concluded, based on information provided by BACAP, that the costs associated with managing and operating a registered open-end fund, compared with an institutional investor account, provided a justification for the higher fee rates charged to the Funds.

Other Benefits to BACAP and the Sub-Adviser

The Boards received and considered information regarding potential "fall-out" or ancillary benefits received by BACAP and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of BACAP and the Sub-Adviser with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in the business of BACAP and the Sub-Adviser as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by BACAP and its affiliates or the Sub-Adviser and its affiliates).

The Boards also considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, including whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed the respective policies of BACAP and the Sub-Adviser regarding the allocation of portfolio investment opportunities among the Funds and other clients.

Other Factors and Broader Review

The Boards also considered the markets for the Funds, including the principal channels through which the Funds' shares are offered and sold. The Boards noted that the Funds in the Nations Funds complex are generally utilized primarily by fiduciary accounts, over many of which Bank of America, N.A. and its affiliates exercise discretionary authority.

As discussed above, the Boards review detailed materials received from BACAP and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also regularly review and assess the quality of the services that the Funds receive throughout the year. In this regard, the Boards review reports of BACAP and the Sub-Adviser at least in each of their quarterly meetings, which include, among other things, a detailed portfolio review

NATIONS FUNDS



 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)


and detailed fund performance reports. In addition, the Boards interview the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Boards concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

NATIONS FUNDS

  SHAREHOLDER MEETING RESULTS                                    (UNAUDITED)


RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

On March 17, 2005, a Special Meeting of Shareholders of the Nations Funds Trust (the "Trust") was held to conduct a vote for or against the approval of the following Item on the Trust's Proxy Statement for said Meeting. On December 17, 2004, the record date of the Meeting, the Trust had 89,015,864,903 shares outstanding. The votes cast were as follows:

PROPOSAL 1.

ELECTION OF TRUSTEES:                                              FOR           WITHHELD
-------------------------------------------------------------------------------------------
Edward J. Boudreau, Jr. ....................................  60,106,221,350    182,307,606
William P. Carmichael.......................................  60,097,356,926    191,172,030
William A. Hawkins..........................................  60,107,769,386    180,759,570
R. Glenn Hilliard...........................................  60,106,552,355    181,976,601
Minor M. Shaw...............................................  60,099,464,530    189,064,426


  SHAREHOLDER MEETING RESULTS                                    (UNAUDITED)


RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

On March 17, 2005, a Special Meeting of Shareholders of the Nations Master Investment Trust (the "Trust") was held to conduct a vote for or against the approval of the following Item on the Trust's Proxy Statement for said Meeting. On December 17, 2004, the record date of the Meeting, the Trust had 996,970,350 shares outstanding. The votes cast were as follows:

PROPOSAL 1.

ELECTION OF TRUSTEES:                                              FOR           WITHHELD
-------------------------------------------------------------------------------------------
Edward J. Boudreau, Jr. ....................................     911,066,248      4,746,035
William P. Carmichael.......................................     911,023,809      4,788,474
William A. Hawkins..........................................     911,084,335      4,727,928
R. Glenn Hilliard...........................................     911,060,388      4,751,895
Minor M. Shaw...............................................     911,038,474      4,773,809





THE NATIONS FUNDS                                                               HIGHER RISK/REWARD POTENTIAL
FAMILY OF FUNDS
THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT                                                                      INTERNATIONAL/
                                                                                                        GLOBAL
WITHIN EACH CATEGORY,                                                                                   FUNDS
THE FUNDS ARE LISTED FROM
AGGRESSIVE TO CONSERVATIVE.
                                                                                   EQUITY               Nations Marsico
                                                                                   FUNDS                International
                                                        FIXED                                           Opportunities Fund
                                                        INCOME
                                                        FUNDS                      GROWTH FUNDS         Nations International
                               MONEY                                                                    Equity Fund
                               MARKET                                              Nations Small
                               FUNDS                    TAXABLE                    Company Fund         Nations International
                                                        INCOME FUNDS                                    Value Fund
                                                                                   Nations Marsico
                               Nations Cash             Nations High Yield         21st Century Fund    Nations Global
                               Reserves                 Bond Fund                                       Value Fund
                                                                                   Nations MidCap
                               Nations Money            Nations Strategic          Growth Fund
                               Market Reserves          Income Fund
                                                                                   Nations Marsico
LOWER RISK/REWARD POTENTIAL    Nations Government       Nations Bond Fund          Focused Equities
                               Reserves                                            Fund
                                                        Nations Intermediate
                               Nations Treasury         Bond Fund                  Nations Marsico
                               Reserves                                            Growth Fund
                                                        Nations Government
                               Nations Tax-Exempt       Securities Fund
                               Reserves                                            BLEND FUNDS          SPECIALTY FUNDS
                                                        Nations Short-
                               Nations Municipal        Intermediate               Nations Asset
                               Reserves                 Government Fund            Allocation Fund      INDEX FUNDS

                               Nations California       Nations Short-Term         Nations Strategic    Nations SmallCap Index Fund
                               Tax-Exempt Reserves      Income Fund                Growth Fund
                                                                                                        Nations MidCap Index Fund
                               Nations New York
                               Tax-Exempt Reserves      TAX-EXEMPT                 VALUE FUNDS          Nations LargeCap Index Fund
                                                        INCOME FUNDS
                                                                                   Nations SmallCap     Nations LargeCap Enhanced
                                                        Nations Municipal          Value Fund           Core Fund
                                                        Income Fund
                                                                                   Nations MidCap
                                                        Nations State-Specific     Value Fund           ASSET ALLOCATION
                                                        Long-Term Municipal                             PORTFOLIOS
                                                        Bond Funds (CA, FL)        Nations Value Fund
                                                                                                        Nations LifeGoal
                                                        Nations Intermediate                            Growth Portfolio
                                                        Municipal Bond Fund
                                                                                                        Nations LifeGoal Balanced
                                                        Nations State-Specific                          Growth Portfolio
                                                        Intermediate Municipal
                                                        Bond Funds (CA, FL,                             Nations LifeGoal Income and
                                                        GA, KS, MD, NC, SC,                             Growth Portfolio
                                                        TN, TX, VA)
                                                                                                        Nations LifeGoal
                                                        Nations Short-Term                              Income Portfolio
                                                        Municipal Income Fund

                                                                                                        OTHER SPECIALTY FUNDS

                                                                                                        Nations Convertible
                                                                                                        Securities Fund

NF-02/053V-0405 (05/05) 05/5866

                                                    Nations LifeGoal(R) Growth
                                                    Portfolio

                                                    Nations LifeGoal(R) Balanced
                                                    Growth Portfolio

                                                    Nations LifeGoal(R) Income
Nations LifeGoal(R) Portfolios                      and Growth Portfolio

Annual report for the year ended                    Nations LifeGoal(R)
March 31, 2005                                      Income Portfolio










                                                            [NATIONS FUNDS LOGO]

A description of the policies and procedures that each portfolio uses to determine how to vote proxies and a copy of the portfolio's voting record are available (i) at www.nationsfunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-626-2275 (institutional investors) and 800-321-7854 (individual investors). Information regarding how the portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the portfolio voted proxies relating to portfolio securities is also available from the portfolio's website.

Each portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP DISTRIBUTORS, LLC and Banc of America Capital Management, LLC are the distributor and investment advisor to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP DISTRIBUTORS, LLC, MEMBER NASD, SIPC.





NOT FDIC INSURED                  MAY LOSE VALUE               NO BANK GUARANTEE

PRESIDENT'S LETTER

[CHRISTOPHER WILSON PHOTO]

                  DEAR SHAREHOLDER:

                  Columbia Management, the asset management division of Bank of America, is in the process of combining various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. Our objective is to provide our shareholders with the best products and services possible. A number of changes are in the works that we believe may offer significant benefits for our shareholders. Some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes later this year.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Nations Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ CHRISTOPHER WILSON

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

TABLE OF CONTENTS

                                       DISCLOSURE OF FUND EXPENSES AND PORTFOLIO HOLDINGS
                                       Nations LifeGoal Growth Portfolio                             3
                                       Nations LifeGoal Balanced Growth Portfolio                   10
                                       Nations LifeGoal Income and Growth Portfolio                 18
                                       Nations LifeGoal Income Portfolio                            26
                                       FINANCIAL STATEMENTS
                                       Investment Portfolios                                        33
                                       Statements of assets and liabilities                         37
                                       Statements of operations                                     38
                                       Statements of changes in net assets                          40
                                       Schedules of capital stock activity                          42
                                       Financial highlights                                         46
                                       Notes to financial statements                                54
                                       Report of independent registered public accounting firm      61
                                       Tax information                                              62
                                       Fund governance                                              63
                                       Board consideration and approval of investment advisory
                                         agreements                                                 66
                                       Shareholder meeting results                                  70

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as a recommendation or investment advice.

NATIONS LIFEGOAL

GROWTH PORTFOLIO

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE MEMBERS OF THE PORTFOLIO MANAGEMENT TEAM SHARE THEIR VIEWS ON NATIONS LIFEGOAL GROWTH PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The portfolio seeks capital appreciation through exposure to a variety of equity market segments.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations LifeGoal Growth Portfolio Investor A Shares provided shareholders with a total return of 8.76%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.

                           The portfolio's primary objective is long-term capital appreciation. It invests in a diversified selection of other Nations Funds equity mutual funds in seeking to provide exposure to various domestic and international equity market segments. The portfolio's management team seeks total return advantages through the strong performance of individual Nations Funds portfolios relative to their benchmarks. The team seeks additional performance enhancement through active allocation, emphasizing the funds and asset classes it believes can offer the most attractive attributes given the current investment environment.

                           HOW DID THE PORTFOLIO PERFORM DURING THE LAST 12 MONTHS?

                           For the 12-month period ended March 31, 2005, Nations LifeGoal Growth Portfolio (Investor A Shares) returned 8.76%. The portfolio outpaced the performance of its benchmark, the S&P 500 Index, which returned 6.69% during the period.***

                           *The outlook for this portfolio may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total return would have been lower.

                           ***The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           EQUITY INVESTMENTS ARE AFFECTED BY STOCK MARKET FLUCTUATIONS THAT OCCUR
                           IN RESPONSE TO ECONOMIC AND BUSINESS DEVELOPMENTS.

                           INVESTMENTS IN SMALL- AND MID-CAP STOCKS MAY PRESENT SPECIAL RISKS.
                           THEY TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF
                           LARGER COMPANIES. SMALL-CAP STOCKS OFTEN HAVE NARROWER MARKETS,
                           LIMITED FINANCIAL RESOURCES AND TEND TO BE MORE THINLY TRADED THAN
                           STOCKS OF LARGER COMPANIES.

                           INTERNATIONAL INVESTING MAY INVOLVE CERTAIN RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY FLUCTUATIONS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES
                           IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

                           SOME OF THE COUNTRIES THE UNDERLYING FUNDS INVEST IN ARE CONSIDERED
                           EMERGING ECONOMIES, WHICH MEANS THERE MAY BE GREATER RISKS ASSOCIATED
                           WITH INVESTING THERE THAN IN MORE DEVELOPED
                           COUNTRIES. IN ADDITION,
                           CONCENTRATION OF INVESTMENTS IN A SINGLE REGION MAY RESULT IN GREATER
                           VOLATILITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LIFEGOAL

GROWTH PORTFOLIO

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           International stocks, as measured by the MSCI EAFE Index, posted a return of 15.06%.+

                           An overweight position in international stock funds helped the portfolio's relative performance. The portfolio's allocation in small- and mid-capitalization stock funds also contributed positively to performance. In the US, small- and mid-cap stocks led market performance. Both asset classes outpaced the returns of large-cap stocks.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS DURING THE REPORTING PERIOD?

                           Domestic and foreign economic news for the 12-month period from April 1, 2004, to March 31, 2005, was generally positive. In the US, gross domestic product grew at an annualized rate of 3.5% for 2004. Job growth dominated the economic news and drove consumer confidence readings, which moved up and down depending on the number of new jobs reported. Unemployment fell from 5.7% to 5.2% during this reporting period. Consumer spending grew during the period as retail sales and the housing market remained strong. The business sector also contributed to the economy's solid pace, although business spending was not as robust as expected.

                           The MSCI World Index, an unmanaged index measuring the performance of both US and foreign stock markets in developed countries, returned 10.56%++. Japan's economy grew by an estimated 4.0%. Eurozone countries -- those countries whose common currency is now the euro -- continued to struggle with growth below 2.0%. Emerging market countries reported significantly higher economic growth than developed economies. China's economic growth remained robust despite efforts to slow it down. Official estimates place China's economic growth at 9.5% for 2004. South Korea's economy has apparently benefited from China's growth, as China has become its biggest trading partner. South Korea's estimated growth was 4.6% for 2004.

                           DESCRIBE THE ASSET ALLOCATION PROCESS.

                           The portfolio's allocation to large-capitalization domestic stock funds is targeted to fall between 30% and 70% of its assets. Allocations to small- and mid-capitalization domestic stock funds range from 5% to 20% and 10% to 30%, respectively. For added growth potential, the portfolio may invest between 10% and 30% of its assets in international stock funds. The portfolio may also invest up to 20% in convertible securities funds.

                           The long-term allocation of Nations LifeGoal Growth Portfolio seeks to maximize the potential return for the amount of expected risk or volatility. When the portfolio management team believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, we reallocate the portfolio to try to avoid some of the increased risk or to take advantage of the increased opportunity.

                           +The MSCI EAFE Index (Europe, Australasia, Far East) measures developed market equity performance, excluding the US and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

                           ++The MSCI World Index comprises securities listed on exchanges in major European and Asian countries, Australia and the US. It includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and is not available for investment.

                           Source for all statistical data -- Banc of America Capital Management, LLC.
 4

NATIONS LIFEGOAL

GROWTH PORTFOLIO

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           HOW WAS THE PORTFOLIO ALLOCATED AT THE BEGINNING OF THE REPORTING PERIOD AND WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET ALLOCATION DURING THE PERIOD?+++

                           At the beginning of this period, the portfolio was positioned to benefit from expanding global growth. We significantly increased the portfolio's weight in funds focused on international equities. We also believed that domestic large-cap companies would benefit from this global expansion because these companies have greater exposure to foreign markets. As a result, we also increased considerably the weight in funds focused on domestic large-cap equities. Our strategy was rewarded. Near the end of the period, we rebalanced the portfolio. Although we reduced the portfolio's exposure to both international equities and domestic large-caps, they still remain overweighted positions within the portfolio.

                           WHICH ASSET ALLOCATION DECISIONS HELPED OR HURT PORTFOLIO PERFORMANCE?

                           The portfolio's performance was helped by increasing its exposure to international stock funds. We are pleased to report that all of the portfolio's underlying funds posted positive returns this period.

                           HOW HAVE YOU POSITIONED THE PORTFOLIO TO REFLECT YOUR OUTLOOK FOR THE COMING YEAR?

                           We believe that the global economy will continue to grow, although we think there may be a slowing in the growth of corporate profits. We believe that large-cap and international stocks will continue to be good performers within this economic environment. We plan to maintain the portfolio's overweighted positions in large-cap domestic stock funds and international stock funds.

                               ---------------------------------------------

                           Vikram Kuriyan has co-managed Nations LifeGoal Growth Portfolio since August 2004. Mr. Kuriyan is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Michael Welhoelter has co-managed Nations LifeGoal Growth Portfolio since August 2004. Mr. Welhoelter is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS LIFEGOAL

GROWTH PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,101.47      1,023.68        1.31         1.26               0.25
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,100.32      1,022.44        2.62         2.52               0.50
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,095.59      1,018.70        6.53         6.29               1.25
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,096.14      1,018.70        6.53         6.29               1.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees.

NATIONS LIFEGOAL

GROWTH PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS LIFEGOAL

GROWTH PORTFOLIO

   PORTFOLIO BREAKDOWN (AS A % OF TOTAL INVESTMENTS AS OF 3/31/05)

[PIE CHART]

13.9%  International equity funds
86.1%  Domestic equity funds

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS LIFEGOAL
GROWTH PORTFOLIO

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                 NATIONS LIFEGOAL GROWTH                                  LIPPER LARGE-CAP CORE
                                                        PORTFOLIO                 S&P 500 INDEX               FUNDS AVERAGE
                                                        ----------------          -------------           ---------------------
Oct. 15 1996                                             9425.00                    10000.00                    10000.00
1997                                                     9609.00                    10875.00                    10394.00
                                                        12473.00                    16095.00                    13330.00
1999                                                    12831.00                    19066.00                    16709.00
                                                        17023.00                    22487.00                    20159.00
2001                                                    14214.00                    17612.00                    16147.00
                                                        14646.00                    17654.00                    15887.00
2003                                                    10738.00                    13283.00                    11836.00
                                                        15518.00                    17948.00                    15583.00
Mar. 31 2005                                            16885.00                    19149.00                    16211.00

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                 NATIONS LIFEGOAL GROWTH                                  LIPPER LARGE-CAP CORE
                                                        PORTFOLIO                 S&P 500 INDEX               FUNDS AVERAGE
                                                        ----------------          -------------           ---------------------
Oct. 15 1996                                            10000.00                    10000.00                    10000.00
1997                                                    10195.00                    10875.00                    10394.00
                                                        13234.00                    16095.00                    13330.00
1999                                                    13614.00                    19066.00                    16709.00
                                                        18062.00                    22487.00                    20159.00
2001                                                    15081.00                    17612.00                    16147.00
                                                        15540.00                    17654.00                    15887.00
2003                                                    11393.00                    13283.00                    11836.00
                                                        16465.00                    17948.00                    15583.00
Mar. 31 2005                                            17909.00                    19149.00                    16211.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (10/15/96 through
      3/31/05)              7.13%     6.39%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Growth Portfolio from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Large-Cap Core Funds Average invest at least 75% of their equity assets in large capitalization companies that typically have average price-to-earnings and price-to-book ratios compared to the S&P 500 Index. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Nations LifeGoal Growth Portfolio's Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                       PRIMARY A       NAV**       MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                         10/15/96            10/15/96                  8/12/97                  10/15/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       9.07%          8.76%       2.49%       7.95%        2.95%        8.00%        7.00%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                  5.10%          4.84%       2.80%       4.04%        3.11%        4.07%        4.07%
5 YEARS                                  0.02%         -0.17%      -1.34%      -0.94%       -1.26%       -0.95%       -0.95%
SINCE INCEPTION                          7.32%          7.13%       6.39%       4.43%        4.43%        6.36%        6.36%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS LIFEGOAL BALANCED

GROWTH PORTFOLIO

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE MEMBERS OF THE PORTFOLIO MANAGEMENT TEAM SHARE THEIR VIEWS ON NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The portfolio seeks total return through a balanced portfolio of equity and fixed-income securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations LifeGoal Balanced Growth Portfolio Investor A Shares provided shareholders with a total return of 5.75%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.

                           The portfolio's primary objective is total return performance. It invests in a diversified selection of other Nations Funds equity and fixed-income mutual funds in seeking to provide exposure to various domestic and international market segments. The portfolio's management team seeks total return advantages through the strong performance of the individual Nations Funds portfolios relative to their benchmarks. The team seeks additional performance enhancement through active allocation, emphasizing the funds and asset classes it believes can offer the most attractive attributes given the current investment environment.

                           HOW DID THE PORTFOLIO PERFORM DURING THE LAST 12 MONTHS?

                           During the 12-month period ended March 31, 2005, Nations LifeGoal Balanced Growth Portfolio (Investor A Shares) returned 5.75%. That compares with a 6.69% return for the S&P 500 Index*** and a 1.15% return for the Lehman Brothers U.S.

                           *The outlook for this portfolio may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           EQUITY INVESTMENTS ARE AFFECTED BY STOCK MARKET FLUCTUATIONS THAT OCCUR
                           IN RESPONSE TO ECONOMIC AND BUSINESS DEVELOPMENTS.

                           INVESTMENTS IN SMALL- AND MID-CAP STOCKS MAY PRESENT SPECIAL RISKS.
                           THEY TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF
                           LARGER COMPANIES. SMALL-CAP STOCKS OFTEN HAVE NARROWER MARKETS,
                           LIMITED FINANCIAL RESOURCES AND TEND TO BE MORE THINLY TRADED THAN
                           STOCKS OF LARGER COMPANIES.

                           INTERNATIONAL INVESTING MAY INVOLVE CERTAIN RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY FLUCTUATIONS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES
                           IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

                           INVESTING IN HIGH-YIELD SECURITIES (COMMONLY KNOWN AS "JUNK BONDS")
                           OFFERS THE POTENTIAL FOR HIGH CURRENT INCOME AND ATTRACTIVE TOTAL RETURN
                           BUT INVOLVES CERTAIN RISKS. CHANGES IN ECONOMIC CONDITIONS OR OTHER
                           CIRCUMSTANCES MAY ADVERSELY AFFECT A JUNK BOND ISSUER'S ABILITY TO MAKE
                           PRINCIPAL AND INTEREST PAYMENTS. RISING INTEREST RATES TEND TO LOWER THE
                           VALUE OF ALL BONDS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LIFEGOAL BALANCED

GROWTH PORTFOLIO

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           Aggregate Bond Index.+ The MSCI EAFE Index returned 15.06% for the same period.++

                           In the US, equities outpaced fixed-income securities during the period. International stocks, as measured by the MSCI EAFE Index, outperformed both US equity and fixed income markets. An overweight position in equity funds relative to fixed income, as well as an overweight position in international stock funds, benefited relative performance of the portfolio. Relative performance was also helped by the portfolio's underlying small- and mid-cap stock funds and the performance of its high-yield bond fund. High-yield bonds led market performance within the fixed-income universe.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS DURING THE REPORTING PERIOD?

                           Domestic and foreign economic news for the 12-month period from April 1, 2004, to March 31, 2005, was generally positive. In the US, gross domestic product grew at an annualized rate of 3.5% for 2004. Job growth dominated the economic news and drove consumer confidence readings, which moved up and down depending on the number of new jobs reported. Unemployment fell from 5.7% to 5.2% during this reporting period. Consumer spending grew during the period as retail sales and the housing market remained strong. The business sector also contributed to the economy's solid pace, although business spending was not as robust as expected.

                           The MSCI World Index, an unmanaged index measuring the performance of both US and foreign stock markets in developed countries, returned 10.56%.+++ Japan's economy grew by an estimated 4.0%. Eurozone countries -- those countries whose common currency is now the euro -- continued to struggle with growth below 2.0%. Emerging market countries reported significantly higher economic growth than developed economies. China's economic growth remained robust despite efforts to slow it down. Official estimates place China's economic growth at 9.5% for 2004. South Korea's economy has apparently benefited from China's growth, as China has become its biggest trading partner. South Korea's estimated growth was 4.6% for 2004.

                           The US bond market managed to deliver a positive return, despite rising interest rates. In June 2004, the Federal Reserve (the Fed) made the first of seven increases to the federal funds rate -- a key short term interest rate. By March 31, 2005, the federal funds rate had been raised 1.75 percentage points to 2.75%.++++ High-yield bonds led the fixed-income markets, as a stronger economy resulted in improved credit ratings, stronger balance sheets and higher profits for many companies.

                           +The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of US government agency and US Treasury securities, investment grade corporate bonds, and asset- and mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ++The MSCI EAFE Index (Europe, Australasia, Far East) measures developed market equity performance, excluding the US and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

                           +++The MSCI World Index comprises securities listed on exchanges in major European and Asian countries, Australia and the US. It includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and is not available for investment.

                           ++++On May 3, 2005, the federal funds rate was increased to 3.00%.

NATIONS LIFEGOAL BALANCED

GROWTH PORTFOLIO

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           DESCRIBE THE ASSET ALLOCATION PROCESS.

                           Generally, the portfolio's overall asset allocation to domestic stock funds is targeted to fall between 40% and 70% and is globally diversified across style and market capitalization. Bond allocations are generally intended to fall between 35% and 60% with a bias to high quality securities.

                           The long-term allocation of Nations LifeGoal Balanced Growth Portfolio seeks to maximize the potential return for the amount of expected risk or volatility. When the portfolio management team believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, we reallocate the portfolio to try to avoid some of the increased risk or to take advantage of the increased opportunity.

                           HOW WAS THE PORTFOLIO ALLOCATED AT THE BEGINNING OF THE REPORTING PERIOD AND WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET ALLOCATION DURING THE PERIOD?+++++

                           Our strategy for the equity portion of the portfolio was two-pronged. We increased the portfolio's overall exposure to equity funds while reducing the position of fixed income funds. We believed that in the US equities would outperform fixed-income securities because of strong economic growth and rising interest rates. Since we also believed that the outlook for global economic growth funds was favorable, we decided to increase the portfolio's exposure to international stock funds. We also increased our investments in large-cap domestic stock funds because we believed that large-cap companies were in a position to benefit from a strengthening global economy. During the period, our strategy was rewarded.

                           Since we expected the Fed to begin raising short-term interest rates (which it did in June 2004), we kept a focus on short-term bond funds. We believed that short-term bonds would be affected less by rising interest rates than longer-term bond funds. Long-term bonds tend to be more sensitive to changes in interest rates, and we reduced our position in funds that invest in long-term bonds. However, yields rose, prices fell on short- to intermediate-maturity bonds and, contrary to historical precedent, long-term bond yields fell and their prices rose. As a result, our emphasis on short-term bonds detracted from the portfolio's performance.

                           WHICH ASSET ALLOCATION DECISIONS HELPED OR HURT PORTFOLIO PERFORMANCE?

                           The portfolio's performance was helped by increasing its exposure to equity stock funds. An overweight position in international stock funds also benefited relative performance. We were disappointed by the weak performance of our short-term bond investments. These funds posted a low return for the period, which hindered the portfolio's overall performance.

                           HOW HAVE YOU POSITIONED THE PORTFOLIO TO REFLECT YOUR OUTLOOK FOR THE COMING YEAR?

                           We believe that the global economy will continue to grow, although we think there may be a slowing in the growth of corporate profits. We also believe that equities are likely to continue to outperform fixed income securities. Within this economic

                           +++++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS LIFEGOAL BALANCED

GROWTH PORTFOLIO

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           environment, we plan to maintain the portfolio's overall overweight position in equity stock funds compared to its underlying fixed-income funds and an overweight position in international stock funds.

                               ---------------------------------------------

                           Vikram Kuriyan has co-managed Nations LifeGoal Balanced Growth Portfolio since August 2004. Mr. Kuriyan is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Michael Welhoelter has co-managed Nations LifeGoal Balanced Growth Portfolio since August 2004. Mr. Welhoelter is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS LIFEGOAL

BALANCED GROWTH PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,062.63      1,023.68        1.29         1.26               0.25
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,061.13      1,022.44        2.57         2.52               0.50
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,057.69      1,018.70        6.41         6.29               1.25
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,058.04      1,018.70        6.41         6.29               1.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees.

NATIONS LIFEGOAL

BALANCED GROWTH PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS LIFEGOAL

BALANCED GROWTH PORTFOLIO

   PORTFOLIO BREAKDOWN (AS A % OF TOTAL INVESTMENTS AS OF 3/31/05)

[PIE CHART]

 9.9%  International equity funds
35.1%  Fixed income funds
55.0%  Domestic equity funds

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS LIFEGOAL
BALANCED GROWTH PORTFOLIO

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                        NATIONS LIFEGOAL
                                        BALANCED GROWTH      LEHMAN BROTHERS U.S.                           LIPPER BALANCED FUNDS
                                           PORTFOLIO         AGGREGATE BOND INDEX       S&P 500 INDEX              AVERAGE
                                        ----------------     --------------------       -------------       ---------------------
Oct. 15 1996                                  9425                   10000                  10000                   10000
1997                                          9506                   10145                  10875                   10346
                                             11575                   10361                  16095                   12351
1999                                         12088                   12099                  19066                   14012
                                             14268                   12325                  22487                   15217
2001                                         13896                   13869                  17612                   14304
                                             14524                   14611                  17654                   14551
2003                                         12524                   16319                  13283                   12638
                                             16231                   17201                  17948                   15668
Mar. 31 2005                                 17170                   17397                  19149                   16343

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                        NATIONS LIFEGOAL
                                        BALANCED GROWTH      LEHMAN BROTHERS U.S.                           LIPPER BALANCED FUNDS
                                           PORTFOLIO         AGGREGATE BOND INDEX       S&P 500 INDEX              AVERAGE
                                        ----------------     --------------------       -------------       ---------------------
Oct. 15 1996                                 10000                   10000                  10000                   10000
1997                                         10086                   10145                  10875                   10346
                                             12281                   11361                  16095                   12351
1999                                         12826                   12099                  19066                   14012
                                             15139                   12325                  22487                   15217
2001                                         14743                   13869                  17612                   14304
                                             15410                   14611                  17654                   14551
2003                                         13288                   16319                  13283                   12638
                                             17221                   17201                  17948                   15668
Mar. 31 2005                                 18212                   17397                  19149                   16343


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION         NAV**     MOP*
     (10/15/96 through
      3/31/05)               7.35%     6.60%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Balanced Growth Portfolio from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. The Lehman Brothers U.S. Aggregate Bond Index, is an unmanaged index of US government agency and US Treasury securities, corporate bonds and mortgage-backed securities. Funds in the Lipper Balanced Funds Average have a primary objective of conserving principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Nations LifeGoal Balanced Growth Portfolio's Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                       PRIMARY A       NAV**       MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                         10/15/96            10/15/96                  8/13/97                  10/15/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       6.02%         5.75%       -0.30%      4.94%        -0.06%       4.99%         3.99%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                  6.02%         5.73%        3.65%      4.96%         4.05%       4.96%         4.96%
5 YEARS                                  4.01%         3.77%        2.55%      2.98%         2.63%       2.97%         2.97%
SINCE INCEPTION                          7.57%         7.35%        6.60%      5.87%         5.87%       6.70%         6.70%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS LIFEGOAL

INCOME AND GROWTH PORTFOLIO

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE MEMBERS OF THE PORTFOLIO MANAGEMENT TEAM SHARE THEIR VIEWS ON NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The portfolio seeks current income and modest growth to protect against inflation and to preserve purchasing power.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations LifeGoal Income and Growth Portfolio Investor A Shares provided shareholders with a total return of 3.05%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.

                           The portfolio's primary objective is to seek current income and modest growth to protect against inflation and to preserve purchasing power. It invests in a diversified selection of other Nations Funds fixed-income and equity mutual funds in seeking to provide exposure to various domestic and international market segments. The portfolio's management team seeks current income and modest growth through the superior performance of the individual Nations Funds portfolios relative to their benchmarks. The team seeks additional performance enhancement through active allocation, emphasizing the funds and asset classes they believe can offer the most attractive attributes given the current investment environment.

                           HOW DID THE PORTFOLIO PERFORM DURING THE LAST 12 MONTHS?

                           For the 12-month period that ended March 31, Nations LifeGoal Income and Growth Portfolio (Investor A Shares) returned 3.05%. The broad-based S&P 500

                           *The outlook for this portfolio may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total return would have been lower.

                           Source for all statistical data -- Banc of America Capital Management, LLC.




                           EQUITY INVESTMENTS ARE AFFECTED BY STOCK MARKET FLUCTUATIONS THAT OCCUR
                           IN RESPONSE TO ECONOMIC AND BUSINESS DEVELOPMENTS.

                           INVESTMENTS IN SMALL- AND MID-CAP STOCKS MAY PRESENT SPECIAL RISKS.
                           THEY TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF
                           LARGER COMPANIES. SMALL-CAP STOCKS OFTEN HAVE NARROWER MARKETS,
                           LIMITED FINANCIAL RESOURCES AND TEND TO BE MORE THINLY TRADED THAN
                           STOCKS OF LARGER COMPANIES.

                           INTERNATIONAL INVESTING MAY INVOLVE CERTAIN RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY FLUCTUATIONS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES
                           IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

                           INVESTING IN HIGH-YIELD SECURITIES (COMMONLY KNOWN AS "JUNK BONDS")
                           OFFERS THE POTENTIAL FOR HIGH CURRENT INCOME AND ATTRACTIVE TOTAL RETURN
                           BUT INVOLVES CERTAIN RISKS. CHANGES IN ECONOMIC CONDITIONS OR OTHER
                           CIRCUMSTANCES MAY ADVERSELY AFFECT A JUNK BOND ISSUER'S ABILITY TO MAKE
                           PRINCIPAL AND INTEREST PAYMENTS. RISING INTEREST RATES TEND TO LOWER THE
                           VALUE OF ALL BONDS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LIFEGOAL

INCOME AND GROWTH PORTFOLIO

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           Index returned 6.69%.*** The MSCI EAFE Index+ and the Lehman Brothers U.S. Aggregate Bond Index++ returned 15.06% and 1.15%, respectively.

                           In the equity portion of the portfolio, relative performance was helped by a 6% allocation in international equity funds. During the period, international stocks outperformed all classes of domestic equities. At the beginning of the period, the portfolio had a 4% allocation in small-cap stock funds. These holdings also performed well. In the United States, small-cap stocks led market performance during the period. By the end of the period, we reduced the small-cap allocation to 3%.

                           In the fixed-income portion, a 7% allocation in high-yield bond funds benefited portfolio performance. High-yield securities led performance in the fixed-income market. At the beginning of the period, we allocated 4% to convertible securities funds. These holdings performed well. A convertible security has characteristics of both a bond and a stock. Although it is traded like a bond, it can be converted into common stock. Since we did not believe that potential reward outweighed risk, by the end of the period we reduced this allocation to 1%. The portfolio's 42% position in short-term bond funds hurt performance, given the relatively weak performance of short-term bonds. We reduced this allocation to 34% by the end of the period. Also, during the period, we increased the portfolio's allocation to long-term bond funds from 15% to 22%.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS DURING THE REPORTING PERIOD?

                           Domestic and foreign economic news for the 12-month period from April 1, 2004, to March 31, 2005, was generally positive. In the US, gross domestic product grew at an annualized rate of 3.5% for 2004. Job growth dominated the economic news and drove consumer confidence readings, which moved up and down depending on the number of new jobs reported. Unemployment fell from 5.7% to 5.2% during this reporting period. Consumer spending grew during the period as retail sales and the housing market remained strong. The business sector also contributed to the economy's solid pace, although business spending was not as robust as expected.

                           The MSCI World Index, an unmanaged index measuring the performance of both US and foreign stock markets in developed countries, returned 10.56%.+++ Japan's economy grew by an estimated 4.0%. Eurozone countries -- those countries whose common currency is now the euro -- continued to struggle with growth below 2.0%. Emerging market countries reported significantly higher economic growth than developed economies. China's economic growth remained robust despite

                           ***The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +The MSCI EAFE Index (Europe, Australasia, Far East) measures developed market equity performance, excluding the US and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

                           ++The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of US government agency and US Treasury securities, investment grade corporate bonds, and asset- and mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +++The MSCI World Index comprises securities listed on exchanges in major European and Asian countries, Australia and the US. It includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and is not available for investment.

NATIONS LIFEGOAL

INCOME AND GROWTH PORTFOLIO

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           efforts to slow it down. Official estimates place China's economic growth at 9.5% for 2004. South Korea's economy has apparently benefited from China's growth, as China has become its biggest trading partner. South Korea's estimated growth was 4.6% for 2004.

                           The US bond market managed to deliver a positive return, despite rising interest rates. In June 2004, the Federal Reserve (the Fed) made the first of seven increases to the federal funds rate -- a key short term interest rate. By March 31, 2005, the federal funds rate had been raised 1.75 percentage points to 2.75%.++++ High-yield bonds led the fixed-income markets, as a stronger economy resulted in improved credit ratings, stronger balance sheets and higher profits for many companies.

                           DESCRIBE THE ASSET ALLOCATION PROCESS.

                           Generally, the portfolio's overall asset allocation to bond funds is intended to fall between 65% and 85% with a bias toward high quality securities. Up to 15% of the portfolio may be invested in high-yield bond funds to enhance return potential. Stock investments are generally targeted to fall between 10% and 30% and are globally diversified across style and market capitalization. The long-term asset allocation of Nations LifeGoal Income and Growth Portfolio seeks to maximize the potential return while managing the amount of expected risk or volatility with a bias toward fixed-income investments. When the portfolio management team believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, we reallocate the portfolio to try to avoid some of the increased risk or to take advantage of the increased opportunity.

                           HOW WAS THE PORTFOLIO ALLOCATED AT THE BEGINNING OF THE REPORTING PERIOD AND WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET ALLOCATION DURING THE PERIOD?+++++

                           We increased the portfolio's overall exposure to equity funds while reducing the position of fixed-income funds. We believed that in the US, equities would outperform fixed-income securities because of strong economic growth and rising interest rates. Since we also believed that the outlook for global economic growth was favorable, we decided to increase the portfolio's exposure to international stocks. We started the period with a sizeable investment -- as compared to our benchmark -- in small-cap domestic stock funds. These strategies helped the portfolio's relative performance.

                           Since we expected the Fed to begin raising short-term interest rates (which it did in June 2004), we kept a focus on short-term bond funds. We believed that short-term bonds would be affected less by rising interest rates than longer-term bond funds. Long-term bonds tend to be more sensitive to changes in interest rates, and we reduced our position in funds that invest in long-term bonds. However, yields rose, and bond prices fell on short- to intermediate-maturity bonds. Contrary to historical precedent, long-term bond yields fell and their prices rose. As a result, our emphasis on short-term bonds detracted from the portfolio's performance.

                           ++++On May 3, 2005, the federal funds rate was increased to 3.00%.

                           +++++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 20

NATIONS LIFEGOAL

INCOME AND GROWTH PORTFOLIO

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           WHICH ASSET ALLOCATION DECISIONS HELPED OR HURT PORTFOLIO PERFORMANCE?

                           The portfolio's performance was helped by increasing its exposure to equity stock funds. An overweight position in international stock funds also benefited relative performance. We were disappointed by the weak performance of our short-term bond investments. These funds posted a low return for the period, which hindered the portfolio's overall performance.

                           HOW HAVE YOU POSITIONED THE PORTFOLIO TO REFLECT YOUR OUTLOOK FOR THE COMING YEAR?

                           We believe that the global economy will continue to grow, although we think that corporate profit growth is likely to slow. We also believe that equities are likely to continue to outperform fixed income securities. Within this economic environment, we plan to maintain the portfolio's overall overweight position in equity stock funds compared to its underlying fixed-income funds.

                               ---------------------------------------------

                           Vikram Kuriyan has managed Nations LifeGoal Income and Growth Portfolio since August 2004. Mr. Kuriyan is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Michael Welhoelter has managed Nations LifeGoal Income and Growth Portfolio since August 2004. Mr. Welhoelter is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS LIFEGOAL

INCOME AND GROWTH PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,033.26      1,023.68        1.27         1.26               0.25
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,032.81      1,022.44        2.53         2.52               0.50
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,028.17      1,018.70        6.32         6.29               1.25
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,029.27      1,018.70        6.32         6.29               1.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees.

NATIONS LIFEGOAL

INCOME AND GROWTH PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS LIFEGOAL

INCOME AND GROWTH PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

 24

NATIONS LIFEGOAL

INCOME AND GROWTH PORTFOLIO

   PORTFOLIO BREAKDOWN (AS A % OF TOTAL INVESTMENTS AS OF 3/31/05)

[PIE CHART]

 2.0%  Money Market fund
 6.0%  International equity funds
28.9%  Domestic equity funds
63.1%  Fixed income funds

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS LIFEGOAL

INCOME AND GROWTH PORTFOLIO

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                          NATIONS LIFEGOAL
                                         INCOME AND GROWTH     LEHMAN BROTHERS U.S.                          LIPPER INCOME FUNDS
                                             PORTFOLIO         AGGREGATE BOND INDEX      S&P 500 INDEX             AVERAGE
                                         -----------------     --------------------      -------------       -------------------
Oct. 15 1996                                    9425                  10000                  10000                  10000
1997                                            9664                  10145                  10875                  10305
                                               10957                  11361                  16095                  11986
1999                                           11709                  12099                  19066                  12906
                                               12286                  12325                  22487                  13530
2001                                           12818                  13869                  17612                  13650
                                               13275                  14611                  17654                  14027
2003                                           12679                  16319                  13283                  13211
                                               14952                  17201                  17948                  15836
Mar. 31 2005                                   15411                  17397                  19149                  16528

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                          NATIONS LIFEGOAL
                                         INCOME AND GROWTH     LEHMAN BROTHERS U.S.                          LIPPER INCOME FUNDS
                                             PORTFOLIO         AGGREGATE BOND INDEX      S&P 500 INDEX             AVERAGE
                                         -----------------     --------------------      -------------       -------------------
Oct. 15 1996                                   10000                  10000                  10000                  10000
1997                                           10254                  10145                  10875                  10305
                                               11626                  11361                  16095                  11986
1999                                           12424                  12099                  19066                  12906
                                               13036                  12325                  22487                  13530
2001                                           13600                  13869                  17612                  13650
                                               14085                  14611                  17654                  14027
2003                                           13452                  16319                  13283                  13211
                                               15864                  17201                  17948                  15836
Mar. 31 2005                                   16349                  17397                  19149                  16528


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (10/15/96 through
      3/31/05)              5.98%     5.25%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Income and Growth Portfolio from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of US government agency and US Treasury securities, corporate bonds and mortgage-backed securities. Funds in the Lipper Income Funds Average seek high level current income through investing in income-producing stocks, bonds and money market instruments. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Nations LifeGoal Income and Growth Portfolio's Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                       INVESTOR A                 INVESTOR B                INVESTOR C
                                  PRIMARY A       NAV**          MOP*         NAV**       CDSC***       NAV**        CDSC***
Inception date                    10/15/96              10/15/96                    8/7/97                   10/15/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                  3.32%          3.05%        -2.89%         2.30%       -2.66%        2.32%         1.32%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             5.33%          5.09%         3.02%         4.29%        3.36%        4.28%         4.28%
5 YEARS                             4.88%          4.63%         3.41%         3.84%        3.49%        3.82%         3.82%
SINCE INCEPTION                     6.17%          5.98%         5.25%         4.56%        4.56%        5.24%         5.24%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS LIFEGOAL

INCOME PORTFOLIO

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE MEMBERS OF THE PORTFOLIO MANAGEMENT TEAM SHARE THEIR VIEWS ON NATIONS LIFEGOAL INCOME PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The portfolio seeks current income through investments primarily in fixed-income and income-oriented equity securities consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations LifeGoal Income Portfolio Investor A Shares provided shareholders with a total return of 2.12%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.

                           The portfolio's primary objective is income generation with moderate fluctuations in principal. It invests primarily in a diversified selection of other Nations Funds fixed-income and income-oriented equity mutual funds, as well as individual securities. The portfolio's management team seeks additional performance enhancement and risk management through active allocation, emphasizing the funds and asset classes it believes can offer the most attractive attributes given the current investment environment. When the team believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, the portfolio is reallocated to try to avoid some of the increased risk or to take advantage of the increased opportunity.

                           HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

                           During the 12-month period ended March 31, 2005, Nations LifeGoal Income Portfolio (Investor A Shares) returned 2.12%. The portfolio outpaced its benchmark, the Lehman Brothers U.S. Aggregate 1-3 Years Index, which returned negative 0.03%.***The portfolio's return was also better than the 1.32% blended return for the Lehman Brothers U.S. Aggregate 1-3 Years Index and the Lehman Brothers U.S. High Yield Index.+

                           *The outlook for this portfolio may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or reimbursements by the investment advisor and/or other service provider, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lehman Brothers U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +This blend is 80% Lehman Brothers U.S. Aggregate 1-3 Years Index and 20% Lehman Brothers U.S. High Yield Index. Lehman Brothers High Yield Index is an unmanaged index of fixed-rate, non- investment-grade bonds with at least one year remaining to maturity. This index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           EQUITY INVESTMENTS ARE AFFECTED BY STOCK MARKET FLUCTUATIONS THAT OCCUR
                           IN RESPONSE TO ECONOMIC AND BUSINESS DEVELOPMENTS.

                           INVESTING IN HIGH-YIELD SECURITIES (COMMONLY KNOWN AS "JUNK BONDS")
                           OFFERS THE POTENTIAL FOR HIGH CURRENT INCOME AND ATTRACTIVE TOTAL RETURN
                           BUT INVOLVES CERTAIN RISKS. CHANGES IN ECONOMIC CONDITIONS OR OTHER
                           CIRCUMSTANCES MAY ADVERSELY AFFECT A JUNK BOND ISSUER'S ABILITY TO MAKE
                           PRINCIPAL AND INTEREST PAYMENTS. RISING INTEREST RATES TEND TO LOWER THE
                           VALUE OF ALL BONDS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LIFEGOAL

INCOME PORTFOLIO

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           The overall bond market, as measured by the Lehman Brothers U.S. Aggregate Bond Index, returned 1.15%.++ A majority of the asset classes within the fixed-income universe posted positive returns during the period. High-yield bonds led performance during this 12-month period. Although the return this period for convertible securities was just barely positive, the performance of short-term bonds dipped slightly into negative territory.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS DURING THE REPORTING PERIOD?

                           Domestic economic news for the 12-month period from April 1, 2004, to March 31, 2005, was generally positive. In the US, gross domestic product grew at an annualized rate of 3.5% for 2004. Job growth dominated the economic news and drove consumer confidence readings, which moved up and down depending on the number of new jobs reported. Unemployment fell from 5.7% to 5.2% during this reporting period. Consumer spending grew during the period as retail sales and the housing market remained strong. The business sector also contributed to the economy's solid pace, although business spending was not as robust as expected.

                           The US bond market managed to deliver a positive return, despite rising interest rates. In June 2004, the Federal Reserve (the Fed) made the first of seven increases to the federal funds rate -- a key short term interest rate. By March 31, 2005, the federal funds rate had been raised 1.75 percentage points to 2.75%.+++ High-yield bonds led the fixed-income markets, as a stronger economy resulted in improved credit ratings, stronger balance sheets and higher profits for many companies.

                           DESCRIBE THE ASSET ALLOCATION PROCESS.

                           The portfolio's overall asset allocation to investment grade bonds will be a minimum of 50% with the potential to allocate up to 30% in a combination of income-oriented securities and REITs. Up to 35% of the portfolio may be invested in higher-yielding non-investment grade bonds to help enhance income potential. The primary objective of Nations LifeGoal Income Portfolio is to seek current income with moderate fluctuation of principal. When the portfolio management teams believe certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, the portfolio is reallocated to try to avoid some of the increased risk or to take advantage of the increased opportunity.

                           HOW WAS THE PORTFOLIO ALLOCATED AT THE BEGINNING OF THE REPORTING PERIOD AND WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET ALLOCATION DURING THE PERIOD?++++

                           We maintained the portfolio's overall exposure to convertible securities funds during the period. We believed that in the US equities would outperform fixed-income securities because of strong economic growth and rising interest rates. We felt that convertible securities would give us some exposure to equity markets because of their hybrid equity and fixed-income characteristics. We also expected the Fed to begin raising short-term interest rates (which it did in June 2004). With those anticipated increases in mind, we kept a focus on short-term bond funds. We

                           ++The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of US government agency and US Treasury securities, investment grade corporate bonds, and asset- and mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +++On May 3, 2005, the federal funds rate was increased to 3.00%.

                           ++++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS LIFEGOAL

INCOME PORTFOLIO

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           believed that short-term bonds would be affected less by rising interest rates than longer-term bond funds. Long-term bonds tend to be more sensitive to changes in interest rates, and we reduced our position in funds that invest in long-term bonds. However, yields rose and bond prices fell on short-term bonds and also on some intermediate-term bonds. Contrary to historical precedent, long-term bond yields fell and their prices rose. As a result, our emphasis on short-term bonds detracted from the portfolio's performance.

                           Late in the period, we reduced the portfolio's exposure to high-yield bonds. Although high-yield bonds had performed well, with rising interest rates, we did not believe that they would continue to do so. We invested the proceeds into two bond funds: Nations Short-Term Income Fund and Nations Bond Fund.

                           WHICH ASSET ALLOCATION DECISIONS HELPED OR HURT PORTFOLIO PERFORMANCE?

                           The portfolio's performance was helped by its exposure to convertible securities funds and high-yield bond funds. We were disappointed by the weak performance of our short-term bond investments. These funds posted a low return for the period, which hindered the portfolio's overall performance.

                           HOW HAVE YOU POSITIONED THE PORTFOLIO TO REFLECT YOUR OUTLOOK FOR THE COMING YEAR?

                           We believe that the global economy will continue to grow, although we expect corporate profit growth to slow. We also believe that equities are likely to continue to outperform fixed-income securities. Within this economic environment, we plan to maintain the portfolio's overall exposure to convertible security funds.

                           We expect interest rates to continue to rise. We believe that the portfolio's position in Nations Cash Reserves will benefit from an anticipated increase in yields. We will continue to seek a balance among short-term, intermediate-term and high-yield securities, which we believe should provide the level of income and moderate price volatility that we seek to achieve in the fund.

                               ---------------------------------------------

                           Vikram Kuriyan has managed Nations LifeGoal Income Portfolio since August 2004. Mr. Kuriyan is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Michael Welhoelter has managed Nations LifeGoal Income Portfolio since August 2004. Mr. Welhoelter is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS LIFEGOAL

INCOME PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,014.36      1,022.84        2.11         2.12               0.42
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,012.12      1,021.59        3.36         3.38               0.67
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,008.38      1,017.85        7.11         7.14               1.42
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,009.37      1,017.85        7.11         7.14               1.42

Expenses paid during the period are equal to the annualized expense ratio for the share class multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

NATIONS LIFEGOAL

INCOME PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS LIFEGOAL

INCOME PORTFOLIO

   PORTFOLIO BREAKDOWN (AS A % OF TOTAL INVESTMENTS AS OF 3/31/05)

[PIE CHART]

 2.6%  Money market fund
 5.0%  Domestic equity fund
92.4%  Fixed income funds

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS LIFEGOAL

INCOME PORTFOLIO

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                BLENDED 80% LEHMAN
                                                                  BROTHERS U.S.
                                                               AGGREGATE 1-3 YEARS
                                                                 INDEX/20% LEHMAN     LEHMAN BROTHERS U.S.
                                          NATIONS LIFEGOAL      BROTHERS U.S. HIGH    AGGREGATE 1-3 YEARS    LIPPER INCOME FUNDS
                                          INCOME PORTFOLIO         YIELD INDEX               INDEX                 AVERAGE
                                          ----------------     -------------------    --------------------   -------------------
Sep. 4 2003                                     9675                  10000                  10000                  10000
                                               10034                  10284                  10138                  10658
                                               10175                  10431                  10260                  10882
                                               10070                  10322                  10150                  10783
                                               10267                  10518                  10269                  10925
2004                                           10495                  10625                  10283                  11472
Mar. 31 2005                                   10387                  10569                  10256                  11346

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                BLENDED 80% LEHMAN
                                                                  BROTHERS U.S.
                                                               AGGREGATE 1-3 YEARS
                                                                 INDEX/20% LEHMAN     LEHMAN BROTHERS U.S.
                                          NATIONS LIFEGOAL      BROTHERS U.S. HIGH    AGGREGATE 1-3 YEARS    LIPPER INCOME FUNDS
                                          INCOME PORTFOLIO         YIELD INDEX               INDEX                 AVERAGE
                                          ----------------     -------------------    --------------------   -------------------
Sep. 4 2003                                    10000                  10000                  10000                  10000
                                               10371                  10284                  10138                  10658
                                               10517                  10431                  10260                  10882
                                               10408                  10322                  10150                  10783
                                               10612                  10518                  10269                  10925
2004                                           10847                  10625                  10283                  11472
Mar. 31 2005                                   10741                  10569                  10256                  11346


CUMULATIVE TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (9/04/03 through
      3/31/05)              4.64%     2.44%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Income Portfolio from the inception of the share class. The Lehman Brothers U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The Lehman Brothers U.S. High Yield Index is an unmanaged index of fixed-rate, non-investment grade bonds with at least one year remaining to maturity. Funds in the Lipper Income Funds Average seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class. Index performance is from August 31, 2003.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                       INVESTOR A                 INVESTOR B                 INVESTOR C
                                   PRIMARY A       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                      9/04/03              9/04/03                   9/04/03                    9/05/03
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                   2.47%         2.12%        -1.23%        1.35%       -1.58%         1.46%        0.48%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                      4.95%         4.64%         2.44%        3.84%        1.97%         3.78%        3.78%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS FUNDS

Nations LifeGoal Growth Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT MANAGEMENT COMPANIES(a) -- 99.9%
1,231,906   Nations International Value Fund, Primary A Class.............   $ 27,619
4,246,584   Nations Marsico Focused Equities Fund, Primary A Class........     76,099
2,217,931   Nations Marsico International Opportunities Fund, Primary A
              Class.......................................................     25,573
2,968,532   Nations Marsico MidCap Growth Fund, Primary A Class...........     36,602
2,773,837   Nations MidCap Value Fund, Primary A Class....................     38,945
1,520,323   Nations SmallCap Value Fund, Primary A Class..................     19,156
1,207,751   Nations Small Company Fund, Primary A Class...................     18,599
2,224,942   Nations Strategic Growth Fund, Primary A Class................     26,766
8,543,207   Nations Value Fund, Primary A Class...........................    112,087
                                                                             --------
            TOTAL AFFILIATED INVESTMENT MANAGEMENT COMPANIES
              (Cost of $335,882)..........................................    381,446
                                                                             --------
            TOTAL INVESTMENTS
              (Cost of $335,882)(b).............................      99.9%   381,446
                                                                             --------
            OTHER ASSETS AND
              LIABILITIES (NET).................................       0.1%       375
                                                                             --------
            NET ASSETS..........................................     100.0%  $381,821
                                                                             ========

---------------

NOTES TO INVESTMENT PORTFOLIO:

(a)
  Mutual Funds registered under the Investment Company Act of
  1940, as amended, and advised by Banc of America Capital Management, LLC.

(b)
  Cost for federal income tax purposes is $346,725. See Note 5 for additional information.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LifeGoal Balanced Growth Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             AFFILIATED INVESTMENT MANAGEMENT COMPANIES(a) -- 99.7%
15,202,586   Nations Bond Fund, Primary A Class............................   $149,137
   406,657   Nations Convertible Securities Fund, Primary A Class..........      7,056
 3,002,919   Nations High Yield Bond Fund, Primary A Class.................     28,137
 1,768,348   Nations International Value Fund, Primary A Class.............     39,646
 4,337,876   Nations Marsico Focused Equities Fund, Primary A Class........     77,735
 2,678,223   Nations Marsico International Opportunities Fund, Primary A
               Class.......................................................     30,880
 3,308,066   Nations Marsico MidCap Growth Fund, Primary A Class...........     40,788
 3,090,937   Nations MidCap Value Fund, Primary A Class....................     43,397
 7,318,558   Nations Short-Term Income Fund, Primary A Class...............     71,722
 1,694,147   Nations SmallCap Value Fund, Primary A Class..................     21,346
 1,345,899   Nations Small Company Fund, Primary A Class...................     20,727
 2,951,660   Nations Strategic Growth Fund, Primary A Class................     35,509
10,942,705   Nations Value Fund, Primary A Class...........................    143,568
                                                                              --------
             TOTAL AFFILIATED INVESTMENT MANAGEMENT COMPANIES
               (Cost of $644,831)..........................................    709,648
                                                                              --------
             TOTAL INVESTMENTS
               (Cost of $644,831)(b).............................      99.7%   709,648
                                                                              --------
             OTHER ASSETS AND
               LIABILITIES (NET).................................       0.3%     1,892
                                                                              --------
             NET ASSETS..........................................     100.0%  $711,540
                                                                              ========

---------------

NOTES TO INVESTMENT PORTFOLIO:

(a)
  Mutual Funds registered under the Investment Company Act of
  1940, as amended, and advised by Banc of America Capital Management, LLC.

(b)
  Cost for federal income tax purposes is $661,982. See Note 5 for additional information.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

Nations LifeGoal Income and Growth Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT MANAGEMENT COMPANIES(a) -- 100.1%
4,553,628   Nations Bond Fund, Primary A Class............................   $ 44,671
4,120,170   Nations Cash Reserves, Capital Class Shares...................      4,120
  116,248   Nations Convertible Securities Fund, Primary A Class..........      2,017
1,502,381   Nations High Yield Bond Fund, Primary A Class.................     14,077
  183,296   Nations International Value Fund, Primary A Class.............      4,110
  676,498   Nations Marsico Focused Equities Fund, Primary A Class........     12,123
  695,905   Nations Marsico International Opportunities Fund, Primary A
              Class.......................................................      8,024
  472,546   Nations Marsico MidCap Growth Fund, Primary A Class...........      5,826
  441,957   Nations MidCap Value Fund, Primary A Class....................      6,205
7,109,432   Nations Short-Term Income Fund, Primary A Class...............     69,672
  241,020   Nations SmallCap Value Fund, Primary A Class..................      3,037
  193,209   Nations Small Company Fund, Primary A Class...................      2,975
  506,307   Nations Strategic Growth Fund, Primary A Class................      6,091
1,564,369   Nations Value Fund, Primary A Class...........................     20,525
                                                                             --------
            TOTAL AFFILIATED INVESTMENT MANAGEMENT COMPANIES
              (Cost of $198,504)..........................................    203,473
                                                                             --------
            TOTAL INVESTMENTS
              (Cost of $198,504)(b).............................     100.1%   203,473
                                                                             --------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (0.1)%     (290)
                                                                             --------
            NET ASSETS..........................................     100.0%  $203,183
                                                                             ========

---------------

NOTES TO INVESTMENT PORTFOLIO:

(a)
  Mutual Funds registered under the Investment Company Act of
  1940, as amended, and advised by Banc of America Capital Management, LLC.

(b)
  Cost for federal income tax purposes is $199,241. See Note 5 for additional information.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LifeGoal Income Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                              VALUE
 SHARES                                                                       (000)
-------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT MANAGEMENT COMPANIES(a) -- 100.4%
  244,982   Nations Bond Fund, Primary A Class............................   $ 2,403
1,288,007   Nations Cash Reserves, Capital Class Shares...................     1,288
  139,490   Nations Convertible Securities Fund, Primary A Class..........     2,420
1,022,319   Nations High Yield Bond Fund, Primary A Class.................     9,579
  722,660   Nations Mortgage- and Asset-Backed Portfolio..................     7,234
2,627,860   Nations Short-Term Income Fund, Primary A Class...............    25,753
                                                                             -------
            TOTAL AFFILIATED INVESTMENT MANAGEMENT COMPANIES
              (Cost of $48,995)...........................................    48,677
                                                                             -------
            TOTAL INVESTMENTS
              (Cost of $48,995)(b)..............................     100.4%   48,677
                                                                             -------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (0.4)%    (178)
                                                                             -------
            NET ASSETS..........................................     100.0%  $48,499
                                                                             =======

---------------

NOTES TO INVESTMENT PORTFOLIO:

(a)
  Mutual Funds registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(b)
  Cost for federal income tax purposes is $49,389. See Note 5 for additional information.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES


March 31, 2005


                                                                          LIFEGOAL           LIFEGOAL
                                                       LIFEGOAL           BALANCED          INCOME AND          LIFEGOAL
                                                        GROWTH             GROWTH             GROWTH             INCOME
                                                      PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                    -----------------------------------------------------------------------
(IN THOUSANDS)
ASSETS:
Affiliated investments, at cost...................  $      335,882     $      644,831     $      198,504     $       48,995
                                                    --------------     --------------     --------------     --------------
Affiliated investments, at value..................         381,446            709,648            203,473             48,677
Receivable for Fund shares sold...................             968              3,154                281                 39
Dividends receivable..............................              --                639                314                 72
Receivable from investment advisor................              --                 --                 --                 54
                                                    --------------     --------------     --------------     --------------
    Total assets..................................         382,414            713,441            204,068             48,842
                                                    --------------     --------------     --------------     --------------
LIABILITIES:
Investment advisory fee payable...................             (81)              (150)               (43)                (3)
Administration fee payable........................              --                 --                 --                 (6)
Payable for investment securities purchased.......              --               (639)              (314)               (72)
Payable for Fund shares redeemed..................            (359)              (759)              (376)              (158)
Accrued Trustees' fees and expenses...............              --                 --                 --                (21)
Accrued expenses and other liabilities............              --                 --                 --                (57)
Shareholder servicing and distribution fees
  payable.........................................            (153)              (317)               (99)               (26)
Distributions payable.............................              --                (36)               (53)                --
                                                    --------------     --------------     --------------     --------------
    Total liabilities.............................            (593)            (1,901)              (885)              (343)
                                                    --------------     --------------     --------------     --------------
NET ASSETS........................................  $      381,821     $      711,540     $      203,183     $       48,499
                                                    ==============     ==============     ==============     ==============
NET ASSETS CONSIST OF:
Undistributed net investment income...............  $           --     $          585     $          251     $           --
Accumulated net realized gain/(loss) on
  investments.....................................         (10,500)            (8,695)             6,793               (289)
Unrealized appreciation/(depreciation) on
  investments.....................................          45,564             64,817              4,969               (318)
Paid-in capital...................................         346,757            654,833            191,170             49,106
                                                    --------------     --------------     --------------     --------------
NET ASSETS........................................  $      381,821     $      711,540     $      203,183     $       48,499
                                                    ==============     ==============     ==============     ==============
PRIMARY A SHARES:
Net assets........................................  $  132,747,849     $  220,295,613     $   56,897,234     $      667,455
Number of shares outstanding......................      10,846,935         19,184,366          5,184,691             66,227
Net asset value and redemption price per share....  $        12.24     $        11.48     $        10.97     $        10.08
INVESTOR A SHARES:
Net assets........................................  $   93,069,930     $  156,938,364     $   42,815,530     $   25,210,599
Number of shares outstanding......................       7,635,416         13,643,834          3,879,184          2,502,805
Net asset value and redemption price per share....  $        12.19     $        11.50     $        11.04     $        10.07
Maximum sales charge..............................           5.75%              5.75%              5.75%              3.25%
Maximum offering price per share..................  $        12.93     $        12.20     $        11.71     $        10.41
INVESTOR B SHARES:
Net assets........................................  $  119,994,943     $  271,690,900     $   85,762,025     $   12,740,095
Number of shares outstanding......................      10,235,871         23,721,605          7,786,370          1,266,111
Net asset value and redemption price per
  share(a)........................................  $        11.72     $        11.45     $        11.01     $        10.06
INVESTOR C SHARES:
Net assets........................................  $   36,007,953     $   62,614,831     $   17,707,954     $    9,880,881
Number of shares outstanding......................       3,088,709          5,417,335          1,615,595            983,221
Net asset value and redemption price per
  share(a)........................................  $        11.66     $        11.56     $        10.96     $        10.05

---------------

(a)The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the Year Ended March 31, 2005


                                                                           LIFEGOAL           LIFEGOAL
                                                        LIFEGOAL           BALANCED          INCOME AND          LIFEGOAL
                                                         GROWTH             GROWTH             GROWTH             INCOME
                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                     -----------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividend income from affiliated funds..............  $        2,823     $       12,203     $        4,933     $        2,076
                                                     --------------     --------------     --------------     --------------
    Total investment income........................           2,823             12,203              4,933              2,076
                                                     --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee............................             807              1,567                487                 50
Administration fee.................................              --                 --                 --                128
Transfer agent fees................................              --                 --                 --                 25
Legal and audit fees...............................              --                 --                 --                114
Registration and filing fees.......................              --                 --                 --                 48
Trustees' fees and expenses........................              --                 --                 --                 27
Printing expense...................................              --                 --                 --                 48
Other..............................................              --                 --                 --                 42
                                                     --------------     --------------     --------------     --------------
    Subtotal.......................................             807              1,567                487                482
Shareholder servicing and distribution fees:
  Investor A Shares................................             194                321                 93                 81
  Investor B Shares................................           1,029              2,359                835                123
  Investor C Shares................................             269                501                180                101
                                                     --------------     --------------     --------------     --------------
    Total expenses.................................           2,299              4,748              1,595                787
Fees waived by advisor, administrator, and/or
  distributor (see Note 3).........................              --                 --                 --               (249)
                                                     --------------     --------------     --------------     --------------
    Net expenses...................................           2,299              4,748              1,595                538
                                                     --------------     --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS).......................             524              7,455              3,338              1,538
                                                     --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) on investments from
  affiliated funds.................................           4,751              3,859              8,351               (631)
Capital gains distributions received...............           4,328              9,176              2,018              1,115
Net change in unrealized
  appreciation/(depreciation) of investments.......          18,296             14,016             (8,479)              (948)
                                                     --------------     --------------     --------------     --------------
Net realized and unrealized gain/(loss) on
  investments......................................          27,375             27,051              1,890               (464)
                                                     --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................  $       27,899     $       34,506     $        5,228     $        1,074
                                                     ==============     ==============     ==============     ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 38

                      [This page intentionally left blank]

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                       LIFEGOAL GROWTH
                                                                          PORTFOLIO
                                                              ---------------------------------
                                                                YEAR ENDED         YEAR ENDED
                                                                 3/31/05            3/31/04
                                                              ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................  $          524     $          115
Net realized gain/(loss) on investments.....................           4,751                570
Capital gain distributions received.........................           4,328                245
Net change in unrealized appreciation/(depreciation) of
  investments...............................................          18,296             65,237
                                                              --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................          27,899             66,167
Distributions to shareholders from net investment income:
  Primary A Shares..........................................            (890)              (240)
  Primary B Shares..........................................              --                 --
  Investor A Shares.........................................            (567)               (94)
  Investor B Shares.........................................            (567)               (15)
  Investor C Shares.........................................            (163)                (6)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................              --                 --
  Investor A Shares.........................................              --                 --
  Investor B Shares.........................................              --                 --
  Investor C Shares.........................................              --                 --
Net increase/(decrease) in net assets from Portfolio share
  transactions..............................................          73,133             93,992
                                                              --------------     --------------
Net increase/(decrease) in net assets.......................          98,845            159,804
NET ASSETS:
Beginning of year...........................................         282,976            123,172
                                                              --------------     --------------
End of year.................................................  $      381,821     $      282,976
                                                              ==============     ==============
Undistributed net investment income at end of year..........  $           --     $           --
                                                              ==============     ==============

---------------

(a)LifeGoal Income Portfolio commenced operations on September 4, 2003.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

         LIFEGOAL BALANCED                  LIFEGOAL INCOME AND                 LIFEGOAL INCOME
         GROWTH PORTFOLIO                    GROWTH PORTFOLIO                      PORTFOLIO
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
       3/31/05          3/31/04          3/31/05          3/31/04          3/31/05        3/31/2004(a)
-------------------------------------------------------------------------------------------------------
    $        7,455   $        5,393   $        3,338   $        2,396   $        1,538   $          563
             3,859              (19)           8,351              671             (631)              (3)
             9,176            1,069            2,018              513            1,115               67
            14,016           96,989           (8,479)          17,851             (948)             630
    --------------   --------------   --------------   --------------   --------------   --------------
            34,506          103,432            5,228           21,431            1,074            1,257

            (4,708)          (3,610)          (1,568)          (1,006)             (45)             (45)
                --               (1)              --               --               --               --
            (2,630)          (1,308)            (981)            (526)          (1,283)            (438)
            (3,154)          (1,624)          (1,556)            (953)            (420)             (94)
              (691)            (256)            (335)            (177)            (340)             (66)

            (2,137)            (264)            (611)            (223)              (3)              --
            (1,187)            (108)            (382)            (110)            (126)              --
            (2,247)            (218)            (892)            (335)             (53)              --
              (452)             (32)            (195)             (51)             (42)              --
           118,342          187,937           14,340           78,771           (5,896)          55,019
    --------------   --------------   --------------   --------------   --------------   --------------
           135,642          283,948           13,048           96,821           (7,134)          55,633

           575,898          291,950          190,135           93,314           55,633               --
    --------------   --------------   --------------   --------------   --------------   --------------
    $      711,540   $      575,898   $      203,183   $      190,135   $       48,499   $       55,633
    ==============   ==============   ==============   ==============   ==============   ==============
    $          585   $          396   $          251   $          349   $           --   $            1
    ==============   ==============   ==============   ==============   ==============   ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                      LIFEGOAL GROWTH PORTFOLIO
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
(IN THOUSANDS)                                                SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
PRIMARY A SHARES:
  Sold......................................................   2,707    $ 31,700       2,917    $ 29,355
  Issued as reinvestment of distributions...................      68         842          21         228
  Redeemed..................................................  (1,699)    (19,401)     (1,095)    (10,965)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,076    $ 13,141       1,843    $ 18,618
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   3,166    $ 36,351       3,899    $ 39,216
  Shares issued upon conversion from Investor B shares......       9          99           8          82
  Shares issued upon conversion from Investor C shares......      --(a)        2           1           5
  Issued as reinvestment of distributions...................      44         541           8          90
  Redeemed..................................................  (1,283)    (14,671)       (975)     (9,731)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,936    $ 22,322       2,941    $ 29,662
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................   3,070    $ 34,050       4,280    $ 41,308
  Issued as reinvestment of distributions...................      45         536           1          14
  Shares redeemed upon conversion into Investor A shares....      (9)        (99)         (8)        (82)
  Redeemed..................................................  (1,025)    (11,370)       (728)     (7,139)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   2,081    $ 23,117       3,545    $ 34,101
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................   1,680    $ 18,682       1,353    $ 13,292
  Issued as reinvestment of distributions...................      11         128          --           5
  Shares redeemed upon conversion into Investor A shares....      --(a)       (2)         (1)         (5)
  Redeemed..................................................    (385)     (4,255)       (172)     (1,681)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,306    $ 14,553       1,180    $ 11,611
                                                              ======    ========      ======    ========
Total net increase/(decrease)...............................   6,399    $ 73,133       9,509    $ 93,992
                                                              ======    ========      ======    ========

---------------

 (a)Amount represents less than 500 shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

                                                                  LIFEGOAL BALANCED GROWTH PORTFOLIO
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
(IN THOUSANDS)                                                SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
PRIMARY A SHARES:
  Sold......................................................   2,208    $ 25,032       2,764    $ 28,591
  Issued as reinvestment of distributions...................     743       8,265         327       3,446
  Redeemed..................................................  (3,177)    (35,366)     (1,730)    (18,106)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (226)   $ (2,069)      1,361    $ 13,931
                                                              ======    ========      ======    ========
PRIMARY B SHARES:
  Sold......................................................      --    $     --          --    $     --
  Issued as reinvestment of distributions...................      --          --          --(a)        1
  Redeemed..................................................      --          --         (33)       (355)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      --    $     --         (33)   $   (354)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   5,461    $ 61,516       7,950    $ 82,884
  Shares issued upon conversion from Investor B shares......      41         456          55         607
  Shares issued upon conversion from Investor C shares......      --(a)       --(a)        1          16
  Issued as reinvestment of distributions...................     389       4,347         121       1,209
  Redeemed..................................................  (2,187)    (24,346)     (2,480)    (26,314)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   3,704    $ 41,973       5,647    $ 58,402
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................   7,181    $ 80,342      10,300    $105,507
  Issued as reinvestment of distributions...................     596       6,607         164       1,766
  Shares redeemed upon conversion into Investor A shares....     (43)       (456)        (55)       (607)
  Redeemed..................................................  (2,690)    (29,932)     (1,756)    (18,323)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   5,044    $ 56,561       8,653    $ 88,343
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................   2,724    $ 30,756       2,917    $ 30,767
  Issued as reinvestment of distributions...................      96       1,071          21         230
  Shares redeemed upon conversion into Investor A shares....      --(a)       --(a)       (1)        (16)
  Redeemed..................................................    (885)     (9,950)       (316)     (3,366)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,935    $ 21,877       2,621    $ 27,615
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  10,457    $118,342      18,249    $187,937
                                                              ======    ========      ======    ========

---------------

(a)Amount represents less than 500 shares or $500 as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                 LIFEGOAL INCOME AND GROWTH PORTFOLIO
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
(IN THOUSANDS)                                                SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
PRIMARY A SHARES:
  Sold......................................................   1,418    $ 15,554       2,495    $ 26,625
  Issued as reinvestment of distributions...................     223       2,424         111       1,171
  Redeemed..................................................  (1,803)    (19,654)       (724)     (7,698)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (162)   $ (1,676)      1,882    $ 20,098
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   1,723    $ 19,003       2,314    $ 24,278
  Shares issued upon conversion from Investor B shares......      46         499          18         196
  Shares issued upon conversion from Investor C shares......      --(a)        2           1           6
  Issued as reinvestment of distributions...................     122       1,339          52         560
  Redeemed..................................................    (996)    (10,981)       (541)     (5,752)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     895    $  9,862       1,844    $ 19,288
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................   1,850    $ 20,313       3,747    $ 39,241
  Issued as reinvestment of distributions...................     241       2,636         128       1,363
  Shares redeemed upon conversion into Investor A shares....     (46)       (499)        (18)       (196)
  Redeemed..................................................  (1,520)    (16,646)     (1,140)    (12,129)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     525    $  5,804       2,717    $ 28,279
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     586    $  6,384       1,289    $ 13,579
  Issued as reinvestment of distributions...................      45         489          17         188
  Shares redeemed upon conversion into Investor A shares....      --(a)       (2)         (1)         (6)
  Redeemed..................................................    (599)     (6,521)       (248)     (2,655)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      32    $    350       1,057    $ 11,106
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   1,290    $ 14,340       7,500    $ 78,771
                                                              ======    ========      ======    ========

---------------

 (a)Amount represents less than 500 shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

                                                                      LIFEGOAL INCOME PORTFOLIO
                                                                  YEAR ENDED            PERIOD ENDED
                                                                MARCH 31, 2005         MARCH 31, 2004
                                                              ------------------      -----------------
(IN THOUSANDS)                                                SHARES    DOLLARS       SHARES    DOLLARS
                                                              -----------------------------------------
PRIMARY A SHARES:(a)
  Sold......................................................      28    $    286        242     $ 2,434
  Issued as reinvestment of distributions...................      --           2         --          --
  Redeemed..................................................    (162)     (1,646)       (42)       (435)
                                                              ------    --------      -----     -------
  Net increase/(decrease)...................................    (134)   $ (1,358)       200     $ 1,999
                                                              ======    ========      =====     =======
INVESTOR A SHARES:(a)
  Sold......................................................   1,462    $ 14,940      3,857     $39,340
  Shares issued upon conversion from Investor B shares......       9          88         --(c)        3
  Issued as reinvestment of distributions...................     129       1,298         36         371
  Redeemed..................................................  (2,586)    (26,357)      (404)     (4,147)
                                                              ------    --------      -----     -------
  Net increase/(decrease)...................................    (986)   $(10,031)     3,489     $35,567
                                                              ======    ========      =====     =======
INVESTOR B SHARES:(a)
  Sold......................................................     609    $  6,202        925     $ 9,421
  Issued as reinvestment of distributions...................      39         400          7          74
  Shares redeemed upon conversion into Investor A shares....      (8)        (88)        --(c)       (3)
  Redeemed..................................................    (274)     (2,785)       (32)       (325)
                                                              ------    --------      -----     -------
  Net increase/(decrease)...................................     366    $  3,729        900     $ 9,167
                                                              ======    ========      =====     =======
INVESTOR C SHARES:(b)
  Sold......................................................     496    $  5,056        821     $ 8,391
  Issued as reinvestment of distributions...................      33         335          5          52
  Redeemed..................................................    (357)     (3,627)       (15)       (157)
                                                              ------    --------      -----     -------
  Net increase/(decrease)...................................     172    $  1,764        811     $ 8,286
                                                              ======    ========      =====     =======
  Total net increase/(decrease).............................    (582)   $ (5,896)     5,400     $55,019
                                                              ======    ========      =====     =======

---------------

(a)LifeGoal Income Portfolio Primary A, Investor A and Investor B Shares commenced operations on September 4, 2003.

(b)LifeGoal Income Portfolio Investor C Shares commenced operations on September 5, 2003.

(c)Amount represents less than 500 shares or $500 as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                                                                              NET INCREASE/
                                                                                                (DECREASE)
                                              NET ASSET                      NET REALIZED     IN NET ASSETS     DISTRIBUTIONS
                                                VALUE           NET         AND UNREALIZED    RESULTING FROM      FROM NET
                                              BEGINNING     INVESTMENT      GAIN/(LOSS) ON      INVESTMENT       INVESTMENT
                                              OF PERIOD    INCOME/(LOSS)     INVESTMENTS        OPERATIONS         INCOME
                                              -------------------------------------------------------------------------------
LIFEGOAL GROWTH PORTFOLIO
PRIMARY A SHARES
Year ended 3/31/2005(c).....................   $11.30         $ 0.07            $ 0.96            $ 1.03           $(0.09)
Year ended 3/31/2004(c).....................     7.82           0.05              3.46              3.51            (0.03)
Year ended 3/31/2003(c).....................    10.68           0.04             (2.87)            (2.83)           (0.03)
Year ended 3/31/2002(c).....................    10.38           0.03              0.31              0.34            (0.04)
Year ended 3/31/2001........................    15.50           0.09             (2.29)            (2.20)           (0.07)
INVESTOR A SHARES
Year ended 3/31/2005(c).....................   $11.28         $ 0.04            $ 0.95            $ 0.99           $(0.08)
Year ended 3/31/2004(c).....................     7.82           0.02              3.46              3.48            (0.02)
Year ended 3/31/2003(c).....................    10.68           0.02             (2.87)            (2.85)           (0.01)
Year ended 3/31/2002(c).....................    10.39             --(d)           0.32              0.32            (0.03)
Year ended 3/31/2001........................    15.48           0.07             (2.26)            (2.19)           (0.05)
INVESTOR B SHARES
Year ended 3/31/2005(c).....................   $10.91         $(0.04)           $ 0.91            $ 0.87           $(0.06)
Year ended 3/31/2004(c).....................     7.61          (0.05)             3.35              3.30               --(d)
Year ended 3/31/2003(c).....................    10.46          (0.04)            (2.81)            (2.85)              --
Year ended 3/31/2002(c).....................    10.23          (0.07)             0.30              0.23               --(d)
Year ended 3/31/2001........................    15.35           0.02             (2.28)            (2.26)           (0.01)
INVESTOR C SHARES
Year ended 3/31/2005(c).....................   $10.85         $(0.04)           $ 0.91            $ 0.87           $(0.06)
Year ended 3/31/2004(c).....................     7.57          (0.04)             3.32              3.28               --(d)
Year ended 3/31/2003(c).....................    10.40          (0.04)            (2.79)            (2.83)              --
Year ended 3/31/2002(c).....................    10.18          (0.07)             0.29              0.22               --(d)
Year ended 3/31/2001........................    15.30           0.03             (2.29)            (2.26)           (0.01)

---------------

(a)Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(b)The Portfolio's expenses do not include the expenses of the underlying funds.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(d)Amount represents less than $0.01 per share.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS


                                                                           RATIO OF         RATIO OF
    DISTRIBUTIONS                   NET ASSET               NET ASSETS     OPERATING     NET INVESTMENT
      FROM NET                        VALUE                   END OF      EXPENSES TO    INCOME/(LOSS)    PORTFOLIO
      REALIZED          TOTAL        END OF       TOTAL       PERIOD        AVERAGE        TO AVERAGE     TURNOVER
        GAINS       DISTRIBUTIONS    PERIOD     RETURN(a)     (000)      NET ASSETS(b)     NET ASSETS       RATE
    ---------------------------------------------------------------------------------------------------------------
       $   --          $(0.09)       $12.24        9.07%     $132,748       0.25%             0.62%          13%
           --           (0.03)        11.30       44.84       110,400        0.25             0.45            6
           --           (0.03)         7.82      (26.53)       61,985        0.25             0.45           13
           --           (0.04)        10.68        3.30        75,284        0.25             0.25           33
        (2.85)          (2.92)        10.38      (16.52)       66,504        0.25             0.81           58
       $   --          $(0.08)       $12.19        8.76%     $ 93,070       0.50%             0.37%          13%
           --           (0.02)        11.28       44.51        64,267        0.50             0.20            6
           --           (0.01)         7.82      (26.68)       21,559        0.50             0.20           13
           --           (0.03)        10.68        3.04        16,967        0.50             0.00           33
        (2.85)          (2.90)        10.39      (16.50)        9,728        0.50             0.56           58
       $   --          $(0.06)       $11.72        7.95%     $119,995       1.25%            (0.38)%         13
           --              --(d)      10.91       43.39        88,969        1.25            (0.55)           6
           --              --          7.61      (27.25)       35,069        1.25            (0.55)          13
           --              --(d)      10.46        2.25        29,079        1.25            (0.75)          33
        (2.85)          (2.86)        10.23      (17.18)       14,753        1.25            (0.19)          58
       $   --          $(0.06)       $11.66        8.00%     $ 36,008       1.25%            (0.38)%         13%
           --              --(d)      10.85       43.38        19,340        1.25            (0.55)           6
           --              --          7.57      (27.21)        4,559        1.25            (0.55)          13
           --              --(d)      10.40        2.16         3,436        1.25            (0.75)          33
        (2.85)          (2.86)        10.18      (17.18)        2,198        1.25            (0.19)          58

     WITHOUT WAIVERS
     AND/OR EXPENSE
     REIMBURSEMENTS
     ---------------
        RATIO OF
        OPERATING
       EXPENSES TO
         AVERAGE
      NET ASSETS(b)
     ---------------
           0.25%
           0.25
           0.25
           0.25
           0.25
           0.50%
           0.50
           0.50
           0.50
           0.50
           1.25%
           1.25
           1.25
           1.25
           1.25
           1.25%
           1.25
           1.25
           1.25
           1.25

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                                                                              NET INCREASE/
                                                                                                (DECREASE)
                                              NET ASSET                      NET REALIZED     IN NET ASSETS     DISTRIBUTIONS
                                                VALUE           NET         AND UNREALIZED    RESULTING FROM      FROM NET
                                              BEGINNING     INVESTMENT      GAIN/(LOSS) ON      INVESTMENT       INVESTMENT
                                              OF PERIOD    INCOME/(LOSS)     INVESTMENTS        OPERATIONS         INCOME
                                              -------------------------------------------------------------------------------
LIFEGOAL BALANCED GROWTH PORTFOLIO
PRIMARY A SHARES
Year ended 3/31/2005(c).....................   $11.18          $0.19            $ 0.47            $ 0.66           $(0.25)
Year ended 3/31/2004(c).....................     8.77           0.17              2.44              2.61            (0.19)
Year ended 3/31/2003(c).....................    10.38           0.18             (1.58)            (1.40)           (0.21)
Year ended 3/31/2002(c).....................    10.33           0.31              0.16              0.47            (0.31)
Year ended 3/31/2001........................    11.97           0.44             (0.71)            (0.27)           (0.42)
INVESTOR A SHARES
Year ended 3/31/2005(c).....................   $11.20          $0.16            $ 0.47            $ 0.63           $(0.22)
Year ended 3/31/2004(c).....................     8.79           0.15              2.44              2.59            (0.17)
Year ended 3/31/2003(c).....................    10.41           0.16             (1.59)            (1.43)           (0.19)
Year ended 3/31/2002(c).....................    10.35           0.27              0.19              0.46            (0.29)
Year ended 3/31/2001........................    11.99           0.40             (0.69)            (0.29)           (0.40)
INVESTOR B SHARES
Year ended 3/31/2005(c).....................   $11.16          $0.08            $ 0.46            $ 0.54           $(0.14)
Year ended 3/31/2004(c).....................     8.77           0.07              2.43              2.50            (0.10)
Year ended 3/31/2003(c).....................    10.39           0.09             (1.57)            (1.48)           (0.14)
Year ended 3/31/2002(c).....................    10.35           0.20              0.17              0.37            (0.22)
Year ended 3/31/2001........................    12.00           0.32             (0.70)            (0.38)           (0.32)
INVESTOR C SHARES
Year ended 3/31/2005(c).....................   $11.26          $0.08            $ 0.47            $ 0.55           $(0.14)
Year ended 3/31/2004(c).....................     8.85           0.08              2.45              2.53            (0.11)
Year ended 3/31/2003(c).....................    10.49           0.09             (1.60)            (1.51)           (0.13)
Year ended 3/31/2002(c).....................    10.44           0.20              0.18              0.38            (0.22)
Year ended 3/31/2001........................    12.09           0.34             (0.73)            (0.39)           (0.31)

---------------

(a)Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(b)The Portfolio's expenses do not include the expenses of the underlying funds.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS


                                                                           RATIO OF         RATIO OF
    DISTRIBUTIONS                   NET ASSET               NET ASSETS     OPERATING     NET INVESTMENT
      FROM NET                        VALUE                   END OF      EXPENSES TO    INCOME/(LOSS)    PORTFOLIO
      REALIZED          TOTAL        END OF       TOTAL       PERIOD        AVERAGE        TO AVERAGE     TURNOVER
        GAINS       DISTRIBUTIONS    PERIOD     RETURN(a)     (000)      NET ASSETS(b)     NET ASSETS       RATE
    ---------------------------------------------------------------------------------------------------------------
       $(0.11)         $(0.36)       $11.48        6.02%     $220,296       0.25%             1.70%           17%
        (0.01)          (0.20)        11.18       29.95       216,997        0.25             1.63            24
           --           (0.21)         8.77      (13.51)      158,377        0.25             1.97            26
        (0.11)          (0.42)        10.38        4.65       195,436        0.25             3.02           117
        (0.95)          (1.37)        10.33       (2.39)      194,842        0.25             3.69           106
       $(0.11)         $(0.33)       $11.50        5.75%     $156,938       0.50%             1.45%           17%
        (0.01)          (0.18)        11.20       29.60       111,325        0.50             1.38            24
           --           (0.19)         8.79      (13.77)       37,750        0.50             1.72            26
        (0.11)          (0.40)        10.41        4.52        11,343        0.50             2.77           117
        (0.95)          (1.35)        10.35       (2.61)        4,308        0.50             3.44           106
       $(0.11)         $(0.25)       $11.45        4.94%     $271,691       1.25%             0.70%           17%
        (0.01)          (0.11)        11.16       28.63       208,372        1.25             0.63            24
           --           (0.14)         8.77      (14.33)       87,911        1.25             0.97            26
        (0.11)          (0.33)        10.39        3.62        33,519        1.25             2.02           117
        (0.95)          (1.27)        10.35       (3.37)       13,676        1.25             2.69           106
       $(0.11)         $(0.25)       $11.56        4.99%     $ 62,615       1.25%             0.70%           17%
        (0.01)          (0.12)        11.26       28.67        39,204        1.25             0.63            24
           --           (0.13)         8.85      (14.41)        7,620        1.25             0.97            26
        (0.11)          (0.33)        10.49        3.66         3,655        1.25             2.02           117
        (0.95)          (1.26)        10.44       (3.43)        1,613        1.25             2.69           106

     WITHOUT WAIVERS
     AND/OR EXPENSE
     REIMBURSEMENTS
     ---------------
        RATIO OF
        OPERATING
       EXPENSES TO
         AVERAGE
      NET ASSETS(b)
     ---------------
          0.25%
          0.25
          0.25
          0.25
          0.25
          0.50%
          0.50
          0.50
          0.50
          0.50
          1.25%
          1.25
          1.25
          1.25
          1.25
          1.25%
          1.25
          1.25
          1.25
          1.25

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                                                                               NET INCREASE/
                                                                                                 (DECREASE)
                                            NET ASSET                         NET REALIZED     IN NET ASSETS     DISTRIBUTIONS
                                              VALUE            NET           AND UNREALIZED    RESULTING FROM      FROM NET
                                            BEGINNING       INVESTMENT       GAIN/(LOSS) ON      INVESTMENT       INVESTMENT
                                            OF PERIOD    INCOME/(LOSS)(a)     INVESTMENTS        OPERATIONS         INCOME
                                            ----------------------------------------------------------------------------------
LIFEGOAL INCOME AND GROWTH PORTFOLIO
PRIMARY A SHARES
Year ended 3/31/2005......................   $11.04           $0.25              $ 0.11            $ 0.36           $(0.31)
Year ended 3/31/2004......................     9.62            0.23                1.49              1.72            (0.24)
Year ended 3/31/2003......................    10.35            0.27               (0.71)            (0.44)           (0.26)
Year ended 3/31/2002......................    10.37            0.40               (0.01)             0.39            (0.36)
Year ended 3/31/2001......................    10.63            0.52               (0.04)             0.48            (0.50)
INVESTOR A SHARES
Year ended 3/31/2005......................   $11.11           $0.23              $ 0.10            $ 0.33           $(0.28)
Year ended 3/31/2004......................     9.67            0.22                1.50              1.72            (0.22)
Year ended 3/31/2003......................    10.41            0.24               (0.71)            (0.47)           (0.24)
Year ended 3/31/2002......................    10.43            0.36                0.01              0.37            (0.34)
Year ended 3/31/2001......................    10.69            0.51               (0.06)             0.45            (0.47)
INVESTOR B SHARES
Year ended 3/31/2005......................   $11.08           $0.14              $ 0.11            $ 0.25           $(0.20)
Year ended 3/31/2004......................     9.66            0.13                1.50              1.63            (0.15)
Year ended 3/31/2003......................    10.41            0.17               (0.71)            (0.54)           (0.18)
Year ended 3/31/2002......................    10.44            0.29                  --              0.29            (0.27)
Year ended 3/31/2001......................    10.70            0.43               (0.06)             0.37            (0.39)
INVESTOR C SHARES
Year ended 3/31/2005......................   $11.03           $0.14              $ 0.11            $ 0.25           $(0.20)
Year ended 3/31/2004......................     9.62            0.13                1.49              1.62            (0.15)
Year ended 3/31/2003......................    10.37            0.17               (0.71)            (0.54)           (0.18)
Year ended 3/31/2002......................    10.40            0.29                  --              0.29            (0.27)
Year ended 3/31/2001......................    10.67            0.43               (0.07)             0.36            (0.39)

---------------
(a)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(c)The Portfolio's expenses do not include the expenses of the underlying funds.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS


                                                                           RATIO OF         RATIO OF
    DISTRIBUTIONS                   NET ASSET               NET ASSETS     OPERATING     NET INVESTMENT
      FROM NET                        VALUE                   END OF      EXPENSES TO    INCOME/(LOSS)    PORTFOLIO
      REALIZED          TOTAL        END OF       TOTAL       PERIOD        AVERAGE        TO AVERAGE     TURNOVER
        GAINS       DISTRIBUTIONS    PERIOD     RETURN(b)     (000)      NET ASSETS(c)     NET ASSETS       RATE
    ---------------------------------------------------------------------------------------------------------------
       $(0.12)         $(0.43)       $10.97        3.32%     $56,897         0.25%            2.28%          34%
        (0.06)          (0.30)        11.04       18.08       59,040         0.25             2.20           14
        (0.03)          (0.29)         9.62       (4.22)      33,316         0.25             2.72           34
        (0.05)          (0.41)        10.35        3.83       25,906         0.25             3.81           37
        (0.24)          (0.74)        10.37        4.60       15,297         0.25             5.05           35
       $(0.12)         $(0.40)       $11.04        3.05%     $42,816         0.50%            2.03%          34%
        (0.06)          (0.28)        11.11       17.93       33,141         0.50             1.95           14
        (0.03)          (0.27)         9.67       (4.49)      11,027         0.50             2.47           34
        (0.05)          (0.39)        10.41        3.56        4,241         0.50             3.56           37
        (0.24)          (0.71)        10.43        4.33        1,487         0.50             4.80           35
       $(0.12)         $(0.32)       $11.01        2.30%     $85,762         1.25%            1.28%          34%
        (0.06)          (0.21)        11.08       16.94       80,486         1.25             1.20           14
        (0.03)          (0.21)         9.66       (5.20)      43,905         1.25             1.72           34
        (0.05)          (0.32)        10.41        2.77       13,926         1.25             2.81           37
        (0.24)          (0.63)        10.44        3.55        5,391         1.25             4.05           35
       $(0.12)         $(0.32)       $10.96        2.32%     $17,708         1.25%            1.28%          34%
        (0.06)          (0.21)        11.03       16.95       17,469         1.25             1.20           14
        (0.03)          (0.21)         9.62       (5.23)       5,066         1.25             1.72           34
        (0.05)          (0.32)        10.37        2.77        1,829         1.25             2.81           37
        (0.24)          (0.63)        10.40        3.50        1,051         1.25             4.05           35

     WITHOUT WAIVERS
     AND/OR EXPENSE
     REIMBURSEMENTS
     ---------------
        RATIO OF
        OPERATING
       EXPENSES TO
         AVERAGE
      NET ASSETS(c)
     ---------------
          0.25%
          0.25
          0.25
          0.25
          0.25
          0.50%
          0.50
          0.50
          0.50
          0.50
          1.25%
          1.25
          1.25
          1.25
          1.25
          1.25%
          1.25
          1.25
          1.25
          1.25

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                                                                               NET INCREASE/
                                                                                                 (DECREASE)
                                            NET ASSET                         NET REALIZED     IN NET ASSETS     DISTRIBUTIONS
                                              VALUE            NET           AND UNREALIZED    RESULTING FROM      FROM NET
                                            BEGINNING       INVESTMENT       GAIN/(LOSS) ON      INVESTMENT       INVESTMENT
                                            OF PERIOD    INCOME/(LOSS)(a)     INVESTMENTS        OPERATIONS         INCOME
                                            ----------------------------------------------------------------------------------
LIFEGOAL INCOME PORTFOLIO
PRIMARY A SHARES(d)
Year ended 3/31/2005......................   $10.31           $0.32              $(0.07)           $0.25            $(0.44)
Period ended 3/31/2004....................    10.00            0.23                0.30             0.53             (0.22)
INVESTOR A SHARES(d)
Year ended 3/31/2005......................   $10.31           $0.31              $(0.09)           $0.22            $(0.42)
Period ended 3/31/2004....................    10.00            0.21                0.30             0.51             (0.20)
INVESTOR B SHARES(d)
Year ended 3/31/2005......................   $10.30           $0.24              $(0.10)           $0.14            $(0.34)
Period ended 3/31/2004....................    10.00            0.16                0.31             0.47             (0.17)
INVESTOR C SHARES(f)
Year ended 3/31/2005......................   $10.28           $0.24              $(0.09)           $0.15            $(0.34)
Period ended 3/31/2004....................    10.00            0.16                0.29             0.45             (0.17)

---------------
(a)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(c)The Portfolio's expenses do not include the expenses of the underlying funds.

(d)LifeGoal Income Portfolio Primary A, Investor A and Investor B Shares commenced operations on September 4, 2003.

(e)Annualized.

(f)LifeGoal Income Portfolio Investor C Shares commenced operations on September 5, 2003.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS


                                                                           RATIO OF         RATIO OF
    DISTRIBUTIONS                   NET ASSET               NET ASSETS     OPERATING     NET INVESTMENT
      FROM NET                        VALUE                   END OF      EXPENSES TO    INCOME/(LOSS)    PORTFOLIO
      REALIZED          TOTAL        END OF       TOTAL       PERIOD        AVERAGE        TO AVERAGE     TURNOVER
        GAINS       DISTRIBUTIONS    PERIOD     RETURN(b)     (000)      NET ASSETS(c)     NET ASSETS       RATE
    ---------------------------------------------------------------------------------------------------------------
       $(0.04)         $(0.48)       $10.08       2.47%      $   667         0.42%            3.26%          48%
           --           (0.22)        10.31       5.31         2,060         0.42(e)          3.39(e)         5
       $(0.04)         $(0.46)       $10.07       2.12%      $25,211         0.67%            3.01%          48%
           --           (0.20)        10.31       5.18        35,964         0.67(e)          3.14(e)         5
       $(0.04)         $(0.38)       $10.06       1.35%      $12,740         1.42%            2.36%          48%
           --           (0.17)        10.30       4.70         9,269         1.42(e)          2.39(e)         5
       $(0.04)         $(0.38)       $10.05       1.46%      $ 9,881         1.42%            2.36%          48%
           --           (0.17)        10.28       4.49         8,340         1.42(e)          2.39(e)         5

     WITHOUT WAIVERS
     AND/OR EXPENSE
     REIMBURSEMENTS
     ---------------
        RATIO OF
        OPERATING
       EXPENSES TO
         AVERAGE
      NET ASSETS(c)
     ---------------
          0.87%
          0.92(e)
          1.12%
          1.17(e)
          1.87%
          1.92(e)
          1.87%
          1.92(e)

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2005, Funds Trust offered fifty-six separate Portfolios. These financial statements pertain only to the LifeGoal Portfolios of Funds Trust (each a "Portfolio" and collectively, the "Portfolios"):

LifeGoal Growth Portfolio
LifeGoal Balanced Growth Portfolio
LifeGoal Income and Growth Portfolio
LifeGoal Income Portfolio

The Portfolios invest in Nations Mortgage- and Asset-Backed Portfolio and Primary A or Capital Class Shares of other Nations Funds (the "Underlying Funds") distributed by BACAP Distributors, LLC ("BACAP Distributors") and advised by Banc of America Capital Management, LLC ("BACAP"). The Portfolios are authorized to issue an unlimited number of shares without par value and currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Portfolio have equal voting rights on matters affecting all shareholders of the Portfolio. In addition, each class of shares of a Portfolio has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Investments in the Underlying Funds are valued at the net asset value of each class of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Distributions from the Underlying Funds are recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Distributions to shareholders: Distributions from net investment income are declared and paid each calendar quarter. The Portfolios may, however, declare and pay distributions from net investment income more frequently. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on ex-dividend date. Income distributions and capital gain distributions on a Portfolio level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Portfolio or class of shares are charged to such Portfolio or class. In addition, the Portfolios indirectly bear their pro rata share of expenses of the Underlying Funds.

Indemnifications: In the normal course of business, each Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Portfolio that have not yet occurred. Also, under the Funds Trust's organizational documents, the Trustees and Officers of the Funds Trust are indemnified against certain liabilities that may arise out of their duties to the Funds Trust. However, based on experience, the Portfolios expect the risk of loss due to these warranties and indemnities to be minimal.

NATIONS FUNDS

2.  INVESTMENT ADVISORY FEE, CO-ADMINISTRATION FEE AND RELATED PARTY
    TRANSACTIONS

Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with BACAP, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Portfolios. Under the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and paid monthly, at the maximum annual rate of 0.25% of each Portfolio's average daily net assets (excluding LifeGoal Income Portfolio) and has agreed to bear any and all fees and expenses of the Portfolios (excluding LifeGoal Income Portfolio) (other than the investment advisory fee payable under the Investment Advisory Agreement, taxes, brokerage fees and commissions, cost, including interest expenses of borrowing money, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees). Under the terms of the Investment Advisory Agreement for LifeGoal Income Portfolio, BACAP is entitled to receive an advisory fee, calculated daily and paid monthly based on LifeGoal Income Portfolio's average daily net assets that are invested in direct securities or the Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio and/or High Income Portfolio (collectively referred to as the "Fixed Income Sector Portfolios") at the maximum annual rate of 0.50%. LifeGoal Income Portfolio is not charged an advisory fee on its assets that are invested in the Nations Funds (Nations Funds do not include the Fixed Income Sector Portfolios.)

BACAP Distributors, a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. BACAP Distributors received no compensation for its services as administrator from the Portfolios (excluding LifeGoal Income Portfolio). Under the administration agreement, BACAP Distributors is entitled to receive an administration fee, calculated daily and paid monthly, at a maximum annual rate of 0.23% of the average daily net assets for the LifeGoal Income Portfolio. For the year ended March 31, 2005, BACAP Distributors earned 0.23% on LifeGoal Income Portfolio's assets that were invested in the Fixed Income Sector Portfolios and 0.13% on LifeGoal Income Portfolio's assets invested in the Nations Funds. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors.

Bank of America serves as custodian of Funds Trust (excluding LifeGoal Income Portfolio) on behalf of the Portfolios' assets. The Bank of New York serves as custodian of Funds Trust on behalf of LifeGoal Income Portfolio's assets.

PFPC Inc. serves as the transfer agent for the Portfolios' shares. Bank of America serves as sub-transfer agent for the Portfolios' Primary A Shares. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A shares of each Portfolio. For the year ended March 31, 2005, Bank of America earned the following sub-transfer agent fees from the Portfolios for providing such services.

                                                                SUB-TRANSFER AGENT FEE
PORTFOLIO                                                               (000)
--------------------------------------------------------------------------------------
Growth......................................................            $  --*
Balanced Growth.............................................               --*
Income and Growth...........................................               --*
Income......................................................                2

---------------

 *Amount represents less than $500.

NATIONS FUNDS

BACAP Distributors serves as distributor of the Funds' shares. For the year ended March 31, 2005, the Funds were informed that the distributor received the following:

                                                              FRONT END SALES             CONTINGENT DEFERRED
                                                                  CHARGE                      SALES CHARGE
                                                                   (000)                         (000)
                                                              ---------------    --------------------------------------
PORTFOLIO                                                       INVESTOR A       INVESTOR A    INVESTOR B    INVESTOR C
-----------------------------------------------------------------------------------------------------------------------
Growth......................................................      $  916            $--*          $208          $10
Balanced Growth.............................................       1,549             --*           496           22
Income and Growth...........................................         322             --            195           12
Income......................................................          93             22             28            9

---------------

 *Amount represents less than $500.

With the exception of one officer, no officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as a Director or Officer of Funds Trust. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Portfolios in accordance with federal securities regulations. Each Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Portfolio's fee will not exceed $15,000 per year.

As of March 31, 2005, the fees paid for the Office of the Chief Compliance Officer were as follows:

                                                              (000)
                                                              -----
Income......................................................   $3

This amount is included in "Other Expenses" on the Statements of Operations.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets (excluding LifeGoal Growth, LifeGoal Balanced Growth, and LifeGoal Income and Growth). Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of the Nations Treasury Reserves. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statement of operations for LifeGoal Income Portfolio. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of assets and liabilities for LifeGoal Income Portfolio.

A significant portion of each Portfolio's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  TOTAL OPERATING EXPENSE LIMITATIONS

For the year ended March 31, 2005, BACAP Distributors agreed to waive 0.10% of its administration fees for LifeGoal Income Portfolio as a percentage of the LifeGoal Income Portfolio's average daily net assets that are invested in the Nations Funds.

BACAP and/or its affiliates may, from time to time, reduce its fee payable by each Portfolio. For the year ended March 31, 2005, BACAP agreed to waive 0.10% of its advisory fees for LifeGoal Income Portfolio as a percentage of the Portfolio's average daily net assets that were invested in direct securities or the Fixed Income Sector Portfolios. For the year ended March 31, 2005, BACAP voluntarily agreed to limit total annual operating expenses to 0.42% of LifeGoal Income Portfolio's average daily net assets. There is no guarantee that this limitation will continue.

4.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Portfolio, and a combined distribution and shareholder servicing plan for the Investor A Shares of each Portfolio. The shareholder servicing plans permit the Portfolios to compensate or reimburse servicing agents for shareholder

NATIONS FUNDS
services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolios to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Portfolio directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP.

For the year ended March 31, 2005, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                                CURRENT RATE       PLAN
                                                             (AFTER FEE WAIVER)    LIMIT
                                                             ---------------------------
Investor A Combined Shareholder Servicing and Distribution
Plan.......................................................         0.25%          0.25%
Investor B and Investor C Shareholder Servicing Plans......         0.25%          0.25%
Investor B and Investor C Distribution Plans...............         0.75%          0.75%

5.  FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2005, permanent book and tax basis differences resulting primarily from distribution reclassifications and dividends received from underlying mutual funds were identified and reclassified among the components of the Funds' net assets as follows:

                                                             UNDISTRIBUTED/
                                                           (OVERDISTRIBUTED)                ACCUMULATED
                                                      NET INVESTMENT INCOME/(LOSS)    NET REALIZED GAIN/(LOSS)    PAID-IN CAPITAL
PORTFOLIO                                                        (000)                         (000)                   (000)
---------------------------------------------------------------------------------------------------------------------------------
Growth..............................................             $1,663                       $(1,663)                 $ --
Balanced Growth.....................................              3,917                        (3,917)                   --
Income and Growth...................................              1,004                        (1,004)                   --
Income..............................................                549                          (549)                   --

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 was as follows:

                                                                       3/31/05                      3/31/04
                                                              -------------------------    -------------------------
                                                              ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                                                               INCOME     CAPITAL GAINS     INCOME     CAPITAL GAINS
PORTFOLIO                                                      (000)          (000)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------
Growth......................................................  $ 2,169        $   18         $  355         $ --
Balanced Growth.............................................   13,075         4,131          6,799          622
Income and Growth...........................................    4,973         1,547          2,812          569
Income......................................................    2,206           106            643           --

---------------

 *For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

NATIONS FUNDS

As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                                                      NET
                                                              UNDISTRIBUTED    UNDISTRIBUTED      UNREALIZED
                                                                ORDINARY         LONG-TERM       APPRECIATION
                                                                 INCOME        CAPITAL GAINS    (DEPRECIATION)*
PORTFOLIO                                                         (000)            (000)             (000)
---------------------------------------------------------------------------------------------------------------
Growth......................................................      $ --            $  343            $34,721
Balanced Growth.............................................       586             8,454             47,666
Income and Growth...........................................       250             7,529              4,232
Income......................................................        --               105               (712)

---------------

 *The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes, was:

                                                                                                   NET
                                                                                                UNREALIZED
                                                               UNREALIZED      UNREALIZED      APPRECIATION
                                                              APPRECIATION    DEPRECIATION    (DEPRECIATION)
PORTFOLIO                                                        (000)           (000)            (000)
------------------------------------------------------------------------------------------------------------
Growth......................................................    $35,630         $  (909)         $34,721
Balanced Growth.............................................     51,723          (4,057)          47,666
Income and Growth...........................................      7,146          (2,914)           4,232
Income......................................................        146            (858)            (712)

During the year ended March 31, 2005, the following Portfolio utilized capital losses as follows:

                                                              CAPITAL LOSSES UTILIZED
FUND                                                                   (000)
-------------------------------------------------------------------------------------
Growth......................................................          $7,306

6.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of the Underlying Funds for the year ended March 31, 2005, were as follows:

                                                             PURCHASES     SALES
PORTFOLIO                                                      (000)       (000)
---------------------------------------------------------------------------------
Growth.....................................................  $116,852      41,035
Balanced Growth............................................   221,709     104,769
Income and Growth..........................................    76,906      67,006
Income.....................................................    26,037      30,803

7.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2005, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Funds Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares.

Investor B Shares generally convert to Investor A Shares based on the following conditions:

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                          Eight years
-- between August 1, 1997 and November 15, 1998
  $0 - $249,999                                                      Nine years
  $250,000 - $499,999                                                 Six years
  $500,000 - $999,999                                                Five years
-- before August 1, 1997                                             Nine years

See Schedules of capital stock activity.

NATIONS FUNDS

8.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1. The Portfolios had no borrowings during the fiscal year or outstanding as of March 31, 2005.

9.  RISK FACTORS OF THE PORTFOLIOS AND THE UNDERLYING FUNDS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund and incur custody and other costs until BACAP determines that it is appropriate to dispose of such securities.

The Officers and Trustees of Funds Trust also serve as Officers and Trustees of the Underlying Funds. In addition, BACAP Distributors and BACAP are wholly-owned subsidiaries of Bank of America. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds a Portfolio invests in may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by BACAP. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. BACAP, representing the interests of the Underlying Funds, is committed to minimizing the impact of Portfolio transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. BACAP may, nevertheless, face conflicts of interest in fulfilling its responsibilities to both the Portfolios and the Underlying Funds.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

10.  CONTINGENCIES AND OTHER EVENTS

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

NATIONS FUNDS

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributors,
Inc. -- the investment advisor to and distributor of the Columbia Funds, respectively, -- to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with the BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the staff of the SEC. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. At this time, the distribution plan is still under development. As such, any gain to the Nations Funds or their shareholders can not currently be determined. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST


In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations LifeGoal Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Income and Growth Portfolio and Nations LifeGoal Income Portfolio (constituting part of Nations Funds Trust, hereafter collectively referred to as the "Portfolios") at March 31, 2005, the results of each of their operations, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2005

NATIONS FUNDS

  FEDERAL INCOME TAX INFORMATION                                 (UNAUDITED)


NATIONS LIFEGOAL GROWTH PORTFOLIO

For the fiscal year ended March 31, 2005, the Portfolio designates long-term capital gains of $18,366.

100.00% of the ordinary income (including short-term capital gains) distributed by the Portfolio, or the maximum allowable for the year ended March 31, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00% of the ordinary income (including short-term capital gains) distributed by the Portfolio or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Portfolio for the period April 1, 2004 to March 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO

For the fiscal year ended March 31, 2005, the Portfolio designates long-term capital gains of $4,131,182.

20.59% of the ordinary income (including short-term capital gains) distributed by the Portfolio, or the maximum allowable for the year ended March 31, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 25.49% of the ordinary income (including short-term capital gains) distributed by the Portfolio or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Portfolio for the period April 1, 2004 to March 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO

For the fiscal year ended March 31, 2005, the Portfolio designates long-term capital gains of $1,547,984.

13.51% of the ordinary income (including short-term capital gains) distributed by the Portfolio, or the maximum allowable for the year ended March 31, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 14.77% of the ordinary income (including short-term capital gains) distributed by the Portfolio or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Portfolio for the period April 1, 2004 to March 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

NATIONS LIFEGOAL INCOME PORTFOLIO

For the fiscal year ended March 31, 2005, the Portfolio designates long-term capital gains of $106,194.

0.54% of the ordinary income (including short-term capital gains) distributed by the Portfolio, or the maximum allowable for the year ended March 31, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 0.55% of the ordinary income (including short-term capital gains) distributed by the Portfolio or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Portfolio for the period April 1, 2004 to March 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Indefinite term;     Managing Director -- E.J. Boudreau &      75
Age: 60                  Trustee since 2005   Associates (consulting), through
Trustee                                       current; Chairman and Chief
                                              Executive Officer -- John Hancock
                                              Funds (mutual funds), 1989 through
                                              2000.

William P. Carmichael    Indefinite term;     Retired; Senior Managing                  75
Age: 60                  Trustee since 1999   Director -- The Succession Fund (a
Trustee and Chairman of                       company formed to advise and buy
the Board                                     family owned companies) from 1998
                                              through April 2001.

William A. Hawkins       Indefinite term;     President, Retail Banking -- IndyMac      75
Age: 63                  Trustee since 2005   Bancorp, Inc., September 1999
Trustee                                       through August 2003.

R. Glenn Hilliard        Indefinite term;     Chairman and Chief Executive              75
Age: 65                  Trustee since 2005   Officer -- Hilliard Group LLC
Trustee                                       (investing and consulting), April
                                              2003 through current; Chairman and
                                              Chief Executive Officer -- ING
                                              America (financial services),
                                              1999 -- April 2003; and Executive
                                              Chairman -- Conseco, Inc.
                                              (insurance), Sept 2004 through
                                              current.

Minor M. Shaw            Indefinite term;     President -- Micco Corporation and        75
Age: 56                  Trustee since 2003   Mickel Investment Group.
Trustee


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Director -- The Museum of Science,
Age: 60                  Boston; Advisory Board Member --
Trustee                  Perennial Capital Advisors.


William P. Carmichael    Director -- Cobra Electronics
Age: 60                  Corporation (electronic equipment
Trustee and Chairman of  manufacturer), Rayovac Corp.
the Board                (batteries) and The Finish Line
                         (apparel).

William A. Hawkins       Vice Chairman -- San Gabriel Red
Age: 63                  Cross; Director -- Leadership
Trustee                  Pasadena; Director -- Operation
                         Hope; Trustee -- The Chandler
                         School.

R. Glenn Hilliard        Director -- Conseco, Inc.
Age: 65                  (insurance); Non-Executive
Trustee                  Director -- Alea Group Holding
                         (Bermuda), Ltd. (insurance).


Minor M. Shaw            Chairman -- Wofford College Board of
Age: 56                  Trustees; Chairman and
Trustee                  Trustee -- The Daniel-Mickel
                         Foundation of South Carolina;
                         Vice-Chairman and Trustee --
                         Greenville-Spartanburg Airport
                         Commission and Duke Endowment;
                         Trustee -- The Hollingsworth Funds,
                         The Belle Baruch Foundation and the
                         South Carolina Foundation for
                         Independent Colleges;
                         Chair-Elect -- Urban League of the
                         Upstate; Board Member -- United Way
                         of Greenville County; Vice-Chair --
                         Greenville Chamber of Commerce;
                         Board Member -- United Way of South
                         Carolina.

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
PRINCIPAL OFFICERS
Christopher L. Wilson    Indefinite term:     Head of Mutual Funds since August,        n/a
Age: 47                  President (since     2004 and Senior Vice President of
                         2004)                the Advisor since January, 2005;
                                              President of the Columbia Funds,
                                              Liberty Funds and Stein Roe Funds
                                              since October, 2004; President and
                                              Chief Executive Officer of the
                                              Nations Funds since January, 2005;
                                              President of the Galaxy Funds since
                                              April 2005; Director of Bank of
                                              America Global Liquidity Funds, plc
                                              since May 2005; Director of Banc of
                                              America Capital Management
                                              (Ireland), Limited since May 2005;
                                              Senior Vice President of BACAP
                                              Distributors LLC since January,
                                              2005; Director of FIM Funding, Inc.
                                              since January, 2005; Senior Vice
                                              President of Columbia Funds
                                              Distributor, Inc. since January,
                                              2005; Director of Columbia Funds
                                              Services, Inc. since January, 2005
                                              (formerly President and Chief
                                              Executive Officer, CDC IXIS Asset
                                              Management Services, Inc. from
                                              September, 1998 to August, 2004).

J. Kevin Connaughton     Indefinite term:     Treasurer of the Columbia Funds           n/a
(Age 40)                 Treasurer (since     since October, 2003 and of the
Treasurer                2000)                Liberty Funds, Stein Roe Funds and
                                              All-Star Funds since December, 2000;
                                              Vice President of the Advisor since
                                              April, 2003 (formerly President of
                                              the Columbia Funds, Liberty Funds
                                              and Stein Roe Funds from February,
                                              2004 to October, 2004; Chief
                                              Accounting Officer and Controller of
                                              the Liberty Funds and All-Star Funds
                                              from February, 1998 to October,
                                              2000); Treasurer of the Galaxy Funds
                                              since September, 2002 (formerly
                                              Treasurer from December, 2002 to
                                              December, 2004 and President from
                                              February, 2004 to December, 2004 of
                                              the Columbia Management
                                              Multi-Strategy Hedge Fund, LLC; Vice
                                              President of Colonial Management
                                              Associates, Inc. from February, 1998
                                              to October, 2000).

Mary Joan Hoene          Indefinite term:     Senior Vice President and Chief           n/a
(Age 54)                 Senior Vice          Compliance Officer of the Columbia
                         President and        Funds, Liberty Funds, Stein Roe
                         Chief Compliance     Funds and All-Star Funds since
                         Officer (since       August, 2004 (formerly Partner,
                         2004)                Carter, Ledyard & Milburn LLP from
                                              January, 2001 to August, 2004;
                                              Counsel, Carter, Ledyard & Milburn
                                              LLP from November, 1999 to December,
                                              2000; Vice President and Counsel,
                                              Equitable Life Assurance Society of
                                              the United States from April, 1998
                                              to November, 1999).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
PRINCIPAL OFFICERS
Christopher L. Wilson                    n/a
Age: 47

J. Kevin Connaughton                     n/a
(Age 40)
Treasurer

Mary Joan Hoene                          n/a
(Age 54)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
Michael G. Clarke        Indefinite term:     Chief Accounting Officer of the           n/a
(Age 35)                 Chief Accounting     Columbia Funds, Liberty Funds, Stein
                         Officer (since       Roe Funds and All-Star Funds since
                         2004)                October, 2004 (formerly Controller
                                              of the Columbia Funds, Liberty
                                              Funds, Stein Roe Funds and All-Star
                                              Funds from May, 2004 to October,
                                              2004; Assistant Treasurer from June,
                                              2002 to May, 2004; Vice President,
                                              Product Strategy & Development of
                                              the Liberty Funds and Stein Roe
                                              Funds from February, 2001 to June,
                                              2002; Assistant Treasurer of the
                                              Liberty Funds, Stein Roe Funds and
                                              the All-Star Funds from August, 1999
                                              to February, 2001; Audit Manager,
                                              Deloitte & Toche LLP from May, 1997
                                              to August, 1999).

Jeffrey R. Coleman       Indefinite term:     Controller of the Columbia Funds,         n/a
(Age 35)                 Controller (since    Liberty Funds, Stein Roe Funds and
                         2004)                All-Star Funds since October, 2004
                                              (formerly Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Deputy Treasurer of the CDC Nvest
                                              Funds and Loomis Sayles Funds from
                                              February, 2003 to September, 2004;
                                              Assistant Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Assistant Treasurer of the CDC Nvest
                                              Funds from August, 2000 to February,
                                              2003; Tax Manager of PFPC, Inc. from
                                              November, 1996 to August, 2000).

R. Scott Henderson       Indefinite term:     Secretary of the Columbia Funds,          n/a
(Age 45)                 Secretary (since     Liberty Funds and Stein Roe Funds
                         2004)                since December, 2004 (formerly Of
                                              Counsel, Bingham McCutchen from
                                              April, 2001 to September, 2004;
                                              Executive Director and General
                                              Counsel, Massachusetts Pension
                                              Reserves Investment Management Board
                                              from September, 1997 to March,
                                              2001).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
Michael G. Clarke                        n/a
(Age 35)

Jeffrey R. Coleman                       n/a
(Age 35)

R. Scott Henderson                       n/a
(Age 45)

---------------

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

NATIONS FUNDS

  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY
AGREEMENT (UNAUDITED)


Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Nations Funds Trust, including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, an investment advisory agreement with Banc of America Capital Management, LLC ("BACAP") for Nations LifeGoal Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Income and Growth Portfolio and Nations LifeGoal Income Portfolio (the "Advisory Agreement"). The portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at a meeting held on November 17-18, 2004, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of BACAP and the re-approval of the Advisory Agreement.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by BACAP under the Advisory Agreement. The most recent investment adviser registration form ("Form ADV") for BACAP was provided to the Board, as were responses of BACAP to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of BACAP. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Board received and reviewed information on Securities and Exchange Commission ("SEC") and other regulatory inquiries and examinations relating to the Funds and BACAP. The Board considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also considered the Funds' Chief Compliance Officer's report and recommendations.

The Board evaluated the ability of BACAP, based on its resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding BACAP's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Board considered the effects of recent and anticipated hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by BACAP.

Fund Performance and Expenses

The Board considered the one-year, three-year and five-year performance results for each of the Funds except the Nations LifeGoal Income Portfolio, which had performance results of less than one year because of its recent inception date. For these Funds, the Board also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain Funds, Lipper determined that the composition of the Peer Group/Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

NATIONS FUNDS



  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY
AGREEMENT (UNAUDITED) (CONTINUED)


The Board also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and expense and performance rankings of each Fund in the Lipper data, BACAP apprised the Board of individual characteristics (such as: poor rankings in terms of overall expense or management fees, maintaining poor performance or demonstrating a combination of below average to poor performance while maintaining below average or poor expense rankings) of any Fund that they believed may warrant further investigation by the Board (denoted by an overall "negative" ranking for the Fund in question) and accordingly determined an overall score for each Fund.

The Board considered the projected impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Board also considered projected savings to the Funds that would result from certain modifications in soft dollar arrangements.

The Board noted that the performance of each Fund was better than, or not substantially below, each Fund's Peer Group median overall performance and did not necessitate any significant additional review.

The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. It also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe. Such comparative data was provided by Lipper. The Board noted that the overall expense ratios of Nations LifeGoal Growth Portfolio, Nations LifeGoal Income and Growth Portfolio and Nations LifeGoal Income Portfolio were lower than, or not appreciably above, each Fund's Peer Group's median total expense ratio and did not require significant additional consideration by the Board.

Management also discussed the Lipper data and rankings, and other relevant information, for each Fund. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreement for each Fund.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rates, combined with the administration fee rates, payable by the Funds to BACAP for investment advisory services (the "Advisory Agreement Rates"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Board noted that, on a complex-wide basis, BACAP and Columbia Management Advisors, Inc. ("Columbia") were proposing to reduce annual investment advisory and administration fees by $32 million per year pursuant to an agreement in principle entered into with the New York Attorney General ("NYAG") on March 15, 2004 to settle a civil complaint filed by the NYAG against BACAP and certain of its affiliates relating to trading in mutual fund shares. At the November meetings, the Board also considered and approved BACAP's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type on a complex-wide basis. The Board also considered the reduction in the advisory agreement rates for certain individual Funds that would result from the fee reductions and adoption of a standardized breakpoint schedule.

Additionally, the Board received and afforded specific attention to information comparing the Net Advisory Rates with those of the other funds in their respective Peer Groups. The Board noted that BACAP had waived its entire management fee under the Advisory Agreement Rate and that, accordingly, no fees had been charged under the Net Advisory Rate for Nations LifeGoal Income Portfolio. The Board concluded that the Advisory Agreement Rate and Net Advisory Rate for Nations LifeGoal Growth Portfolio and Nations LifeGoal Income Portfolio were lower than the median of their respective Peer Groups.

NATIONS FUNDS



  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY
AGREEMENT (UNAUDITED) (CONTINUED)


The Board noted that Nations LifeGoal Balanced Growth Portfolio required additional review as a result of its 4th and 5th quintile Peer Group ratings for its Advisory Agreement Rate and Net Advisory Rate, respectively, but the Board considered that the Fund ranked in the 2nd and 1st quintiles for its one-and three-year performance periods against its Universe, respectively. In addition, the Board considered that the total expense ratio for the Fund were lower than the average expense ratio of its Peer Group. The Board also noted that Nations LifeGoal Income and Growth Portfolio required additional review as a result of its 4th quintile rating for its Advisory Agreement Rate and 5th quintile rating for its Net Advisory Rate. The Board considered, however, that the Fund performed in the 3rd and 2nd quintiles against its Universe for the one- and three-year performance periods, respectively, and that the Fund's total expense ratio was appreciably lower than the median overall expense ratio of its Peer Group. The Board concluded that these and other factors supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreement for all of the Funds.

Profitability

The Board received and considered a detailed profitability analysis of BACAP based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and BACAP and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that BACAP and its affiliates received with regard to providing these services to the Funds were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

The Board observed that the Advisory Agreement for the Funds did not offer breakpoints. However, the Board considered the Advisory Agreement Rates of the Funds and concluded that the fees were fair and equitable based on relevant factors, including the Funds' performance results.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature, extent and quality of services and fee rates offered by BACAP to its other clients, including institutional separate account investors. The Board concluded that the Advisory Agreement Rates and the Net Advisory Rates were appreciably lower than the fee rates offered to other BACAP clients.

Other Benefits to BACAP

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by BACAP and its affiliates as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of BACAP with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in the business of BACAP as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by BACAP and its affiliates).

The Board also considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, including whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed the respective policies of BACAP regarding the allocation of portfolio investment opportunities among the Funds and other clients.

NATIONS FUNDS



  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY
AGREEMENT (UNAUDITED) (CONTINUED)


Other Factors and Broader Review

The Board also considered the markets for the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds in the Nations Funds complex are generally utilized primarily by fiduciary accounts, over many of which Bank of America, N.A. and its affiliates exercise discretionary authority.

As discussed above, the Board reviews detailed materials received from BACAP annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews reports of BACAP at least in each of its quarterly meetings, which include, among other things, a detailed portfolio review and detailed fund performance reports. In addition, the Board interviews the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreement for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreement.

NATIONS FUNDS

  SHAREHOLDER MEETING RESULTS                                        (UNAUDITED)


RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

On March 17, 2005, a Special Meeting of Shareholders of the Nations Funds Trust (the "Trust") was held to conduct a vote for or against the approval of the following Item on the Trust's Proxy Statement for said Meeting. On December 17, 2004, the record date of the Meeting, the Trust had 89,015,864,903 shares outstanding. The votes cast were as follows:

PROPOSAL 1.

ELECTION OF TRUSTEES:                                              FOR           WITHHELD
-------------------------------------------------------------------------------------------
Edward J. Boudreau, Jr. ....................................  60,106,221,350    182,307,606
William P. Carmichael.......................................  60,097,356,926    191,172,030
William A. Hawkins..........................................  60,107,769,386    180,759,570
R. Glenn Hilliard...........................................  60,106,552,355    181,976,601
Minor M. Shaw...............................................  60,099,464,530    189,064,426





THE NATIONS FUNDS                                                               HIGHER RISK/REWARD POTENTIAL
FAMILY OF FUNDS
THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT                                                                      INTERNATIONAL/
                                                                                                        GLOBAL
WITHIN EACH CATEGORY,                                                                                   FUNDS
THE FUNDS ARE LISTED FROM
AGGRESSIVE TO CONSERVATIVE.
                                                                                   EQUITY               Nations Marsico
                                                                                   FUNDS                International
                                                        FIXED                                           Opportunities Fund
                                                        INCOME
                                                        FUNDS                      GROWTH FUNDS         Nations International
                               MONEY                                                                    Equity Fund
                               MARKET                                              Nations Small
                               FUNDS                    TAXABLE                    Company Fund         Nations International
                                                        INCOME FUNDS                                    Value Fund
                                                                                   Nations Marsico
                               Nations Cash             Nations High Yield         21st Century Fund    Nations Global
                               Reserves                 Bond Fund                                       Value Fund
                                                                                   Nations MidCap
                               Nations Money            Nations Strategic          Growth Fund
                               Market Reserves          Income Fund
                                                                                   Nations Marsico
LOWER RISK/REWARD POTENTIAL    Nations Government       Nations Bond Fund          Focused Equities
                               Reserves                                            Fund
                                                        Nations Intermediate
                               Nations Treasury         Bond Fund                  Nations Marsico
                               Reserves                                            Growth Fund
                                                        Nations Government
                               Nations Tax-Exempt       Securities Fund
                               Reserves                                            BLEND FUNDS          SPECIALTY FUNDS
                                                        Nations Short-
                               Nations Municipal        Intermediate               Nations Asset
                               Reserves                 Government Fund            Allocation Fund      INDEX FUNDS

                               Nations California       Nations Short-Term         Nations Strategic    Nations SmallCap Index Fund
                               Tax-Exempt Reserves      Income Fund                Growth Fund
                                                                                                        Nations MidCap Index Fund
                               Nations New York
                               Tax-Exempt Reserves      TAX-EXEMPT                 VALUE FUNDS          Nations LargeCap Index Fund
                                                        INCOME FUNDS
                                                                                   Nations SmallCap     Nations LargeCap Enhanced
                                                        Nations Municipal          Value Fund           Core Fund
                                                        Income Fund
                                                                                   Nations MidCap
                                                        Nations State-Specific     Value Fund           ASSET ALLOCATION
                                                        Long-Term Municipal                             PORTFOLIOS
                                                        Bond Funds (CA, FL)        Nations Value Fund
                                                                                                        Nations LifeGoal
                                                        Nations Intermediate                            Growth Portfolio
                                                        Municipal Bond Fund
                                                                                                        Nations LifeGoal Balanced
                                                        Nations State-Specific                          Growth Portfolio
                                                        Intermediate Municipal
                                                        Bond Funds (CA, FL,                             Nations LifeGoal Income and
                                                        GA, KS, MD, NC, SC,                             Growth Portfolio
                                                        TN, TX, VA)
                                                                                                        Nations LifeGoal
                                                        Nations Short-Term                              Income Portfolio
                                                        Municipal Income Fund

                                                                                                        OTHER SPECIALTY FUNDS

                                                                                                        Nations Convertible
                                                                                                        Securities Fund

NF-02/059V-0405 (05/05) 05/5728

                Fixed Income
                Sector Portfolios
                ----------------------------------------------------------------
                Annual report for the year ended March 31, 2005

CORPORATE BOND PORTFOLIO
HIGH INCOME PORTFOLIO
MORTGAGE- AND ASSET-BACKED PORTFOLIO

[NATIONS FUNDS LOGO]

A description of the policies and procedures that each portfolio uses to determine how to vote proxies and a copy of the portfolio's voting record are available (i) at www.nationsfunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-626-2275 (institutional investors) and 800-321-7854 (individual investors). Information regarding how each portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the portfolio voted proxies relating to portfolio securities is also available from the portfolio's website.

Each portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC.
Information on the operation of the Public Reference
Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP DISTRIBUTORS, LLC and Banc of America Capital
Management, LLC are the distributor and investment advisor to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services.
BACAP DISTRIBUTORS, LLC, MEMBER NASD, SIPC.


----------------------------------------------------------------------
   NOT FDIC INSURED         MAY LOSE VALUE        NO BANK GUARANTEE
----------------------------------------------------------------------

PRESIDENT'S LETTER

[PHOTO WILSON]
                  DEAR SHAREHOLDER:

                  Columbia Management, the asset management division of Bank of America, is in the process of combining various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. Our objective is to provide our shareholders with the best products and services possible. A number of changes are in the works that we believe may offer significant benefits for our shareholders. Some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes later this year.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have reduced management fees for many funds as part of our settlement agreement with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the good has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Nations Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ CHRISTOPHER WILSON

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

TABLE OF CONTENTS

                                       PORTFOLIO COMMENTARY
                                       Corporate Bond Portfolio                                       3
                                       High Income Portfolio                                          8
                                       Mortgage- and Asset-Backed Portfolio                          13

                                       FINANCIAL STATEMENTS
                                       Investment Portfolios                                         18
                                       Statements of assets and liabilities                          30
                                       Statements of operations                                      31
                                       Statements of changes in net assets                           32
                                       Schedules of capital stock activity                           34
                                       Financial highlights                                          35
                                       Notes to financial statements                                 38
                                       Report of independent registered public accounting firm       46
                                       Tax information                                               47
                                       Fund governance                                               48
                                       Board consideration and re-approval of investment advisory
                                         agreement                                                   51
                                       Shareholder meeting results                                   54

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as a recommendation or investment advice.

CORPORATE BOND PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*

                           IN THE FOLLOWING INTERVIEW, THE PORTFOLIO'S MANAGER SHARES HIS VIEWS ON CORPORATE BOND PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND HIS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The portfolio seeks to maximize total return consistent with investing at least 80% of its assets in a diversified portfolio of corporate bonds.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Corporate Bond Portfolio provided shareholders with a total return of 1.25%.
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.

                           The portfolio's investment style and philosophy are based upon our belief that the level of fixed-income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We focus on managing interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection.

                           The Corporate Bond Portfolio seeks to outperform the Lehman Brothers U.S. Credit Index,** a broad-based measure of the bond market as a whole. The index currently has an average duration of approximately
                           5.88 years and includes publicly issued
                           investment-grade corporate debt with maturities longer than one year. Duration is a measure of a portfolio's interest rate sensitivity.

                           HOW DID THE PORTFOLIO PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, Corporate Bond Portfolio returned 1.25% compared with 0.84% for its benchmark, the Lehman Brothers U.S. Credit Index. The portfolio's emphasis on utility and financial company bonds aided performance relative to the benchmark as did an overweight in lower-rated bonds.

                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED PERFORMANCE?

                           Relatively strong, stable economic growth prompted the Federal Reserve (the Fed) to begin raising a key lending rate, the federal funds rate, in June 2004. As a result, short- to intermediate-term interest rates rose, as typically happens when the Fed shifts its policy in favor of higher rates. However, longer-term interest rates either rose much less or declined, which was uncharacteristic given the Fed's actions. In fact, the longer the bond maturity, the more the interest rate declined. This environment was also conducive to corporate bonds, which historically have performed better than other fixed income sectors when economic growth is steady and inflation is relatively low.

                           WHAT INVESTMENT DECISIONS HELPED THE PORTFOLIO'S PERFORMANCE?***

                           We anticipated that an expanding economy would continue to provide a beneficial backdrop for corporate bonds. We focused on both utility bonds and high quality financial companies that would benefit from stable economic growth. In addition, the portfolio had more exposure to BBB-rated corporate bonds than its benchmark. These bonds generally outperformed higher quality securities.

                           *The outlook for this portfolio may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **Lehman Brothers U.S. Credit Index is an unmanaged index of publicly issued investment grade corporate, securities and dollar-denominated SEC registered global debentures. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.




                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

CORPORATE BOND PORTFOLIO

                           WHAT INVESTMENT DECISIONS DETRACTED FROM PORTFOLIO PERFORMANCE?

                           Although the portfolio's corporate bonds outperformed the index, the portfolio would have benefited from additional holdings in more economically sensitive, lower quality industrial corporate bonds.

                           HOW HAVE YOU POSITIONED THE PORTFOLIO TO REFLECT YOUR OUTLOOK GOING FORWARD?

                           Corporate bonds have performed quite well over the last several years and now largely reflect the growth prospects of the US economy. However we believe that this fiscal year is likely to be more challenging. As a result, we plan to upgrade quality where we think it appropriate, while still maintaining exposure to the expanding economy.

                            ---------------------------------------------------

                           Brian Drainville has managed the portfolio since March 2005. Mr. Drainville is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           The portfolio was formally managed by the Fixed Income Management Team.

CORPORATE BOND
PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE

The information on this page is intended to help you understand your ongoing costs of investing in the portfolio.

The table below reflects the fact that no fees or expenses are charged to the portfolio. Participants in the wrap fee programs eligible to invest in the portfolio pay an asset-based fee for investment services, brokerage services and investment consultation, which fee is negotiable. Please read the wrap program documents for information regarding fees charged.

The information in the table is based on an initial investment of $1,000, which is invested at the beginning of the six-month reporting period and held for the entire period. The amount listed as "actual" is calculated using the portfolio's actual total return for the period. The amount listed as hypothetical is calculated using a hypothetical annual return of 5%. You should not use the hypothetical account value to estimate your actual account balance.

                                                                 BEGINNING          ENDING
                                                               ACCOUNT VALUE    ACCOUNT VALUE    EXPENSES PAID
                                                              OCTOBER 1, 2004   MARCH 31, 2005   DURING PERIOD*
                                                              ---------------   --------------   --------------
Actual......................................................     $1,000.00        $1,006.68            $--
Hypothetical................................................     $1,000.00        $1,024.93            $--

* No fees or expenses are charged to the portfolio. Participants in wrap fee programs pay asset based fees that are not included in this table.

CORPORATE BOND
PORTFOLIO

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

92.1%  Corporate fixed-income bonds and notes
 3.9%  Government agencies and obligations
 4.0%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  General Electric Capital, 6.750%
                                                                                 03/15/32                                2.3%
                                                                            -------------------------------------------------
                                                                              2  Bank One, 6.000% 08/01/08               2.0%
                                                                            -------------------------------------------------
                                                                              3  Deutsche Telekom International
                                                                                 Finance BV, 8.500% 06/15/10             1.8%
                                                                            -------------------------------------------------
                                                                              4  DaimlerChrysler N.A. Holdings, 4.050%
                                                                                 06/04/08                                1.5%
                                                                            -------------------------------------------------
                                                                              5  Goldman Sachs Group, 6.600% 01/15/12    1.5%
                                                                            -------------------------------------------------
                                                                              6  Ford Motor Credit, 7.375% 02/01/11      1.4%
                                                                            -------------------------------------------------
                                                                              7  International Lease Finance, 3.500%
                                                                                 04/01/09                                1.4%
                                                                            -------------------------------------------------
                                                                              8  Countrywide Home Loans, 5.500%
                                                                                 08/01/06                                1.3%
                                                                            -------------------------------------------------
                                                                              9  Verizon Pennsylvania, 5.650% 11/15/11   1.3%
                                                                            -------------------------------------------------
                                                                             10  Sprint Capital, 8.375% 03/15/12         1.2%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE PORTFOLIO MAY INVEST.

CORPORATE BOND
PORTFOLIO


PERFORMANCE

   GROWTH OF $10,000 INVESTMENT

[LINE GRAPH]


INVESTOR A SHARES (AS OF 3/31/05)                                CORPORATE BOND PORTFOLIO       LEHMAN BROTHERS U.S. CREDIT INDEX
Assumes the reinvestment of all distributions                    ------------------------       ---------------------------------

Aug. 30 2002                                                             10000.00                           10000.00
                                                                         10699.00                           10778.00
                                                                         11143.00                           11295.00
                                                                         11154.00                           11280.00
2003                                                                     11195.00                           11336.00
                                                                         11537.00                           11707.00
                                                                         11155.00                           11305.00
                                                                         11603.00                           11781.00
2004                                                                     11790.00                           11929.00
Mar. 31 2005                                                             11681.00                           11804.00


AVERAGE ANNUAL TOTAL RETURN

     SINCE INCEPTION
     (8/30/02 through
      3/31/05)                6.19%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Corporate Bond Portfolio from the inception of the Portfolio. The Lehman Brothers U.S. Credit Index includes publicly issued investment grade corporate securities and dollar-denominated SEC registered global debentures. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

Inception date                                                    8/30/02
-------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                 1.25%
-------------------------------------------------------------------------
AVERAGE ANNUAL RETURN
SINCE INCEPTION                                                    6.19%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

HIGH INCOME PORTFOLIO

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE PORTFOLIO'S MANAGERS SHARE THEIR VIEWS ON HIGH INCOME PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005 AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The portfolio seeks to maximize total return consistent with investing at least 80% of its assets in a diversified portfolio of high-yield debt securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, High Income Portfolio provided shareholders with a total return of 4.54%.
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.

                           The portfolio's investment style and philosophy are based upon our belief that the level and consistency of fixed-income total returns for which we strive may be achieved through a disciplined risk-management process. We focus on managing risk through diversification, and we emphasize sector allocation and relative value in our security selection.

                           The High Income Portfolio seeks to outperform the Citigroup BB/B High Yield Index,** a credit-quality specific measure of the below investment-grade bond market. The index has an average duration of approximately 4.69 years and comprises all publicly-issued BB and B rated corporate bonds.

                           HOW DID THE PORTFOLIO PERFORM DURING THE LAST 12 MONTHS?
                           For the 12 months ended March 31, 2005, High Income Portfolio returned 4.54% compared with 6.43% for its benchmark, the Citigroup BB/B High Yield Index. The portfolio underperformed the index because it had a heavier weighting in high quality bonds than its benchmark. In addition, the portfolio emphasized bonds with relatively short duration as well as callable bonds, which were trading near their call price, and as such, had limited potential for price appreciation during the period.

                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED PERFORMANCE?

                           A relatively strong economy and stable interest rates created a favorable environment for investors who were willing to take on higher risk. Bank lenders were liberal in extending credit to companies and default rates continued to decline. These factors favored lower-quality, higher yielding bonds within the high-yield universe. These bonds delivered better returns than the higher quality, lower yielding bonds that constituted a large portion of the portfolio's holdings.

                           *The outlook for this portfolio may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **The Citigroup BB/B High Yield Index measures the performance of below investment-grade debt securities rated BB or B by Standard & Poor's Corporation that are issued by corporations domiciled in the United States or Canada. All bonds in the index are publicly placed, have a fixed coupon and are non-convertible. The index is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

                           INVESTING IN HIGH YIELD SECURITIES (COMMONLY KNOWN AS "JUNK BONDS") OFFERS THE POTENTIAL FOR HIGH CURRENT INCOME AND ATTRACTIVE TOTAL RETURN, BUT INVOLVES CERTAIN RISKS. CHANGES IN ECONOMIC CONDITIONS OR OTHER CIRCUMSTANCES MAY ADVERSELY AFFECT A JUNK BOND ISSUER'S ABILITY TO MAKE PRINCIPAL AND INTEREST PAYMENTS. RISING INTEREST RATES TEND TO LOWER THE VALUE OF ALL BONDS.

                           SOURCE FOR ALL STATISTICAL DATA -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

HIGH INCOME PORTFOLIO

                           WHAT INVESTMENT DECISIONS HELPED THE PORTFOLIO'S PERFORMANCE?+

                           The portfolio's investments in utilities, including El Paso and AES, bolstered performance. During the period we sold El Paso. AES experienced improved results and put excess free cash to work to reduce its debt and improve its balance sheet. Bonds of wireless telephone provider Nextel Communications also had strong returns, which culminated in a December announcement of the firm's merger with Sprint, an investment-grade company.

                           WHAT INVESTMENT DECISIONS DETRACTED FROM PORTFOLIO PERFORMANCE?

                           The portfolio's positions in high quality, low duration bonds that were trading at or near their call price detracted from performance. In addition, the portfolio carried a large cash position for much of the year, which was an additional drag on performance.

                           DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE
                           PORTFOLIO?

                           Yes, since taking over management responsibility for the portfolio in October, we have added lower quality bonds to the portfolio. We focused on companies that we believe can reduce their debt levels over time and have valuable assets. We are comfortable with these new positions because we believe a relatively strong economic environment should continue to benefit corporate borrowers. We also reduced the portfolio's cash balance, which had accumulated before we took over management of the portfolio.

                           HOW HAVE YOU POSITIONED THE PORTFOLIO TO REFLECT YOUR OUTLOOK FOR THE HIGH-YIELD MARKET?

                           Although we do not believe that high-yield bonds offer the same compelling value as they did a year ago, we continue to believe that the sector has the potential to provide returns that are competitive with other fixed income assets. The economy has continued to grow, interest rates have risen gradually, and default rates have declined -- all positive factors for the sector. In this environment, we will continue to seek to identify those bonds with improving credit profiles that represent attractive relative and absolute value.

                            ---------------------------------------------------

                           Kevin L. Cronk has co-managed Nations High Income Portfolio since October 2004. Mr. Cronk is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Thomas A. LaPointe has co-managed the fund since October 2004. Mr. LaPointe is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Prior to October 2004, the portfolio was managed by the High Yield Team.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

HIGH INCOME
PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE

The information on this page is intended to help you understand your ongoing costs of investing in the portfolio.

The table below reflects the fact that no fees or expenses are charged to the portfolio. Participants in the wrap fee programs eligible to invest in the portfolio pay an asset-based fee for investment services, brokerage services and investment consultation, which fee is negotiable. Please read the wrap program documents for information regarding fees charged.

The information in the table is based on an initial investment of $1,000, which is invested at the beginning of the six-month reporting period and held for the entire period. The amount listed as "actual" is calculated using the portfolio's actual total return for the period. The amount listed as hypothetical is calculated using a hypothetical annual return of 5%. You should not use the hypothetical account value to estimate your actual account balance.

                                                                 BEGINNING          ENDING
                                                               ACCOUNT VALUE    ACCOUNT VALUE    EXPENSES PAID
                                                              OCTOBER 1, 2004   MARCH 31, 2005   DURING PERIOD*
                                                              ---------------   --------------   --------------
Actual......................................................     $1,000.00        $1,002.29            $--
Hypothetical................................................     $1,000.00        $1,024.93            $--

* No fees or expenses are charged to the portfolio. Participants in wrap fee programs pay asset based fees that are not included in this table.

HIGH INCOME
PORTFOLIO

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

88.1%  Corporate fixed-income bonds and notes
11.9%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Dow Jones CDX HY 3, 8.000% 12/29/09    16.4%
                                                                            -------------------------------------------------
                                                                              2  Building Materials Corp. of America,
                                                                                 7.750% 07/15/05                         3.3%
                                                                            -------------------------------------------------
                                                                              3  Park Place Entertainment, 7.875%
                                                                                 12/15/05                                3.0%
                                                                            -------------------------------------------------
                                                                              4  Methanex, 7.750% 08/15/05               3.0%
                                                                            -------------------------------------------------
                                                                              5  Ryerson Tull, 9.125% 07/15/06           2.9%
                                                                            -------------------------------------------------
                                                                              6  Beazer Homes USA, 6.500% 11/15/13       2.9%
                                                                            -------------------------------------------------
                                                                              7  KB Home, 5.750% 02/01/14                2.8%
                                                                            -------------------------------------------------
                                                                              8  United Agri Products, 8.250%
                                                                                 12/15/11                                2.4%
                                                                            -------------------------------------------------
                                                                              9  Crown European Holdings SA, 10.875%
                                                                                 03/01/13                                1.7%
                                                                            -------------------------------------------------
                                                                             10  US Unwired, 10.000% 06/15/12            1.6%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE PORTFOLIO MAY INVEST.

HIGH INCOME
PORTFOLIO


PERFORMANCE

   GROWTH OF $10,000 INVESTMENT

[LINE GRAPH]


INVESTOR A SHARES (AS OF 3/31/05)                                  HIGH INCOME PORTFOLIO         CITIGROUP BB/B HIGH YIELD INDEX
Assumes the reinvestment of all distributions                      ---------------------         -------------------------------

Aug. 30 2002                                                              10000.00                           10000.00
                                                                          10602.00                           11319.00
                                                                          11248.00                           12297.00
                                                                          11371.00                           12528.00
2003                                                                      11868.00                           13274.00
                                                                          12163.00                           13544.00
                                                                          12225.00                           13425.00
                                                                          12684.00                           14066.00
2004                                                                      12941.00                           14596.00
Mar. 31 2005                                                              12715.00                           14414.00


AVERAGE ANNUAL TOTAL RETURN

     SINCE INCEPTION
     (8/30/02 through
      3/31/05)                9.73%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in High Income Portfolio from the inception of the Portfolio. Figures for the Citigroup BB/B High Yield Index dollar-denominated market index comprised of various fixed income securities rated either BB or B by the Standard & Poor's Corporation. All bonds included in the index must be nonconvertible, have at least one year remaining to maturity, and have an outstanding par value of at least $100 million, include reinvestment of dividends. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. Index performance is from 8/31/02.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

Inception date                                                    8/30/02
-------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                 4.54%
-------------------------------------------------------------------------
AVERAGE ANNUAL RETURN
SINCE INCEPTION                                                    9.73%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

MORTGAGE- AND
ASSET-BACKED PORTFOLIO

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE PORTFOLIO'S MANAGERS SHARE THEIR VIEWS ON MORTGAGE- AND ASSET-BACKED PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005 AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The portfolio seeks to maximize total return consistent with investing at least 80% of its assets in a diversified portfolio of mortgage and other asset-backed securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Mortgage- and Asset-Backed Portfolio provided shareholders with a total return of 2.57%.
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.

                           We emphasize yield as the most predictable component of total return, and we manage the portfolio in such a way as to minimize the volatility of the portfolio's cash flows. We believe that the rigorous use of quantitative tools to test various interest-rate and prepayment scenarios is critical to making well-timed buy-and-sell decisions. The strategic and tactical implementation of asset classes such as collateralized mortgage obligations, asset-backed securities and commercial mortgage-backed securities is used to enhance performance on a risk-adjusted basis.

                           HOW DID THE PORTFOLIO PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, Mortgage- and Asset-Backed Portfolio returned 2.57%, compared with 2.61% for its benchmark, the Lehman Brothers U.S. MBS Fixed Rate Index.**

                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED PERFORMANCE?

                           The shift in interest rates was the most important development during the period. As the difference in yield between 30-year and 15-year mortgages narrowed considerably, 30-year mortgages outperformed their 15-year counterparts. This trend was consistent with what occurred in the US Treasury market, in which bonds with longer maturities were the best performers.

                           WHAT INVESTMENT DECISIONS HELPED THE PORTFOLIO'S PERFORMANCE?***

                           Our decision to "roll" mortgages helped performance. Rolling mortgages is a strategy that involves selling them, then committing to buying them back within a relatively short period of time. Because we were able to invest the cash proceeds of these sales at sufficiently high short-term rates, these transactions added value to the portfolio.

                           WHAT INVESTMENT DECISIONS DETRACTED FROM PORTFOLIO PERFORMANCE?

                           Our decision to increase our weight in 15-year mortgages detracted from relative performance because these securities did not perform as well as longer-term mortgages.

                           *The outlook for this portfolio may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **Lehman Brothers U.S. MBS Fixed Rate Index is an unmanaged index of mortgage passthrough securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). It is unmanaged and unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MORTGAGE- AND
ASSET-BACKED PORTFOLIO

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE PORTFOLIO?

                           We remain confident that the portfolio's concentration in 15-year mortgages is a sound strategy in the current interest-rate environment, and we will maintain that positioning going forward. In addition, we will continue to take advantage of mortgage-roll opportunities as they present themselves.

                            ---------------------------------------------------

                           Richard Cutts has co-managed the portfolio since October 2004. Mr. Cutts is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Leonard Aplet has co-managed the portfolio since October 2004. Mr. Aplet is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Prior to October 2004, the portfolio was managed by the Fixed Income Management Team.

MORTGAGE- AND
ASSET-BACKED PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE

The information on this page is intended to help you understand your ongoing costs of investing in the portfolio.

The table below reflects the fact that no fees or expenses are charged to the portfolio. Participants in the wrap fee programs eligible to invest in the portfolio pay an asset-based fee for investment services, brokerage services and investment consultation, which fee is negotiable. Please read the wrap program documents for information regarding fees charged.

The information in the table is based on an initial investment of $1,000, which is invested at the beginning of the six-month reporting period and held for the entire period. The amount listed as "actual" is calculated using the portfolio's actual total return for the period. The amount listed as hypothetical is calculated using a hypothetical annual return of 5%. You should not use the hypothetical account value to estimate your actual account balance.

                                                                 BEGINNING          ENDING
                                                               ACCOUNT VALUE    ACCOUNT VALUE    EXPENSES PAID
                                                              OCTOBER 1, 2004   MARCH 31, 2005   DURING PERIOD*
                                                              ---------------   --------------   --------------
Actual......................................................     $1,000.00        $1,010.97            $--
Hypothetical................................................     $1,000.00        $1,024.93            $--

* No fees or expenses are charged to the portfolio. Participants in wrap fee programs pay asset based fees that are not included in this table.

MORTGAGE- AND
ASSET-BACKED PORTFOLIO

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 97.8%  Mortgage-backed securities
 31.6%  Asset-backed securities
 24.6%  Government agencies and obligations
  7.5%  Collateralized mortgage obligations
  1.2%  Municipal bonds
(62.7)% Other*

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

* DUE TO THE TIMING AND NATURE OF THE
  PORTFOLIO'S LIABILITIES, TOTAL INVESTMENTS
  MAY EXCEED THE PORTFOLIO'S TOTAL NET
  ASSETS AT PERIOD END.




                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage
                                                                                 Association, TBA 5.000% 03/20/20       30.9%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage
                                                                                 Association, 6.500%
                                                                                 05/01/32-04/15/35                      26.4%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage
                                                                                 Association, 5.500%
                                                                                 08/25/17-03/15/35                      14.0%
                                                                            -------------------------------------------------
                                                                              4  Federal National Mortgage
                                                                                 Association, 5.000% 04/15/35           13.7%
                                                                            -------------------------------------------------
                                                                              5  Government National Mortgage
                                                                                 Association, 5.500%
                                                                                 06/15/33-03/15/35                       8.2%
                                                                            -------------------------------------------------
                                                                              6  Federal Home Loan Bank Discount
                                                                                 Note, 04/01/05                          6.4%
                                                                            -------------------------------------------------
                                                                              7  Federal National Mortgage
                                                                                 Association, 4.375% 07/17/13            4.1%
                                                                            -------------------------------------------------
                                                                              8  Federal Home Loan Mortgage, Discount
                                                                                 Note, 04/12/05                          3.8%
                                                                            -------------------------------------------------
                                                                              9  Federal Home Loan Bank, 04/06/05        3.3%
                                                                            -------------------------------------------------
                                                                             10  Federal National Mortgage
                                                                                 Association, 04/20/05                   3.2%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE PORTFOLIO MAY INVEST.

MORTGAGE- AND
ASSET-BACKED PORTFOLIO


PERFORMANCE

   GROWTH OF $10,000 INVESTMENT

[LINE GRAPH]


INVESTOR A SHARES (AS OF 3/31/05)                                MORTGAGE AND ASSET-BACKED        LEHMAN BROTHERS U.S. MBS FIXED
Assumes the reinvestment of all distributions                             PORTFOLIO                          RATE INDEX
                                                                 -------------------------        ------------------------------
Aug. 30 2002                                                              10000.00                           10000.00
                                                                          10308.00                           10300.00
                                                                          10382.00                           10368.00
                                                                          10415.00                           10421.00
                                                                          10487.00                           10518.00
2003                                                                      10672.00                           10720.00
                                                                          10560.00                           10599.00
                                                                          10828.00                           10875.00
2004                                                                      10964.00                           11012.00
Mar. 31 2005                                                              10947.00                           11000.00


AVERAGE ANNUAL TOTAL RETURN

     SINCE INCEPTION
     (8/30/02 through
      3/31/05)                3.56%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Mortgage- and Asset-Backed Portfolio from the inception of the Portfolio. Lehman Brothers U.S. MBS Fixed Rate Index is an unmanaged index of mortgage passthrough securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

Inception date                                                    8/30/02
-------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                 2.57%
-------------------------------------------------------------------------
AVERAGE ANNUAL RETURN
SINCE INCEPTION                                                    3.56%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

NATIONS FUNDS

Corporate Bond Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


   PAR                                                                        VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            CORPORATE FIXED-INCOME BONDS AND NOTES -- 92.1%
            BASIC MATERIALS -- 5.1%
            CHEMICALS -- 1.8%
            Dow Chemical Co.
 $  248       6.125% 02/01/11.............................................   $   265
    208       7.375% 11/01/29.............................................       254
            Eastman Chemical Co.
     68       3.250% 06/15/08.............................................        65
    240       6.300% 11/15/18.............................................       256
    111     Praxair, Inc.
              4.750% 07/15/07.............................................       112
                                                                             -------
                                                                                 952
                                                                             -------
            FOREST PRODUCTS AND PAPER -- 2.2%
    116     Champion International Corp.
              7.350% 11/01/25.............................................       133
    402     International Paper Co.
              5.850% 10/30/12.............................................       419
    368     MeadWestvaco Corp.
              6.850% 04/01/12.............................................       411
    145     Westvaco Corp.
              8.200% 01/15/30.............................................       183
                                                                             -------
                                                                               1,146
                                                                             -------
            METALS AND MINING -- 1.1%
    288     Alcan, Inc.
              6.450% 03/15/11.............................................       314
    223     Alcoa, Inc.
              7.375% 08/01/10.............................................       251
                                                                             -------
                                                                                 565
                                                                             -------
                                                                               2,663
                                                                             -------
            COMMUNICATIONS -- 16.4%
            MEDIA -- 4.3%
    172     Comcast Cable Communications, Inc.
              7.125% 06/15/13.............................................       191
    135     Knight-Ridder, Inc.
              7.125% 06/01/11.............................................       151
    535     Liberty Media Corp.
              3.500% 09/25/06.............................................       527
            News America Holdings, Inc.
     22       6.550% 03/15/33.............................................        23
    209       8.150% 10/17/36.............................................       258
    125       9.250% 02/01/13.............................................       156
     11     Rogers Cable, Inc.
              6.250% 06/15/13.............................................        11
    192     TCI Communications, Inc.,
              9.875% 06/15/22.............................................       270
            Time Warner, Inc.
    100       7.625% 04/15/31.............................................       118
    440       9.125% 01/15/13.............................................       544
                                                                             -------
                                                                               2,249
                                                                             -------
            TELECOMMUNICATION SERVICES -- 12.1%
     83     BellSouth Corp.
              6.000% 10/15/11.............................................        88
    140     BellSouth Telecommunications, Inc.
              6.375% 06/01/28.............................................       147
            British Telecommunications PLC
    265       7.875% 12/15/05.............................................       273
    112       8.375% 12/15/10.............................................       130

   PAR                                                                        VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            TELECOMMUNICATION SERVICES -- (CONTINUED)
 $   43       8.875% 12/15/30.............................................   $    57
            Deutsche Telekom International Finance BV
    490       5.250% 07/22/13.............................................       492
    840       8.500% 06/15/10(c)..........................................       966
            France Telecom SA
    370       8.000% 03/01/11.............................................       423
    263       8.750% 03/01/31.............................................       346
            SBC Communications, Inc.
    400       4.125% 09/15/09.............................................       389
    490       5.750% 05/02/06.............................................       499
            Sprint Capital Corp.
     43       6.125% 11/15/08.............................................        45
    562       8.375% 03/15/12(c)..........................................       657
    310       8.750% 03/15/32.............................................       402
     80     Telefonos de Mexico SA
              4.500% 11/19/08.............................................        79
    452     Telus Corp.
              7.500% 06/01/07.............................................       481
    221     Verizon Global Funding Corp.
              7.750% 12/01/30.............................................       267
    644     Verizon Pennsylvania, Inc.
              5.650% 11/15/11(c)..........................................       661
                                                                             -------
                                                                               6,402
                                                                             -------
                                                                               8,651
                                                                             -------
            CONSUMER CYCLICAL -- 5.0%
            AIRLINES -- 0.5%
    283     Continental Airlines, Inc.
              7.461% 04/01/15.............................................       266
                                                                             -------
            AUTO MANUFACTURERS -- 2.0%
    839     DaimlerChrysler N.A. Holding Corp.
              4.050% 06/04/08(c)..........................................       815
    231     Ford Motor Co.
              7.450% 07/16/31.............................................       209
                                                                             -------
                                                                               1,024
                                                                             -------
            RETAIL -- 2.5%
    159     CVS Corp.
              5.298% 01/11/27(a)..........................................       159
    170     Kohl's Corp.
              6.700% 02/01/06.............................................       174
            Target Corp.
    169       5.400% 10/01/08.............................................       174
    314       5.875% 03/01/12.............................................       331
    491     Wal-Mart Stores, Inc.
              5.450% 08/01/06.............................................       501
                                                                             -------
                                                                               1,339
                                                                             -------
                                                                               2,629
                                                                             -------
            CONSUMER NON-CYCLICAL -- 5.0%
            AGRICULTURE -- 0.0%
     12     Monsanto Co.
              4.000% 05/15/08.............................................        12
                                                                             -------
            BEVERAGES -- 0.5%
    245     Anheuser-Busch Companies, Inc.
              5.950% 01/15/33.............................................       262
                                                                             -------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 18

NATIONS FUNDS

Corporate Bond Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


   PAR                                                                        VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            COMMERCIAL SERVICES -- 1.0%
 $  500     ERAC USA Finance Co.
              6.750% 05/15/07(a)..........................................   $   523
                                                                             -------
            COSMETICS/PERSONAL CARE -- 0.3%
    136     Procter & Gamble Co.
              4.750% 06/15/07.............................................       138
                                                                             -------
            FOOD -- 2.1%
    449     Cadbury-Schweppes US Finance LLC
              5.125% 10/01/13(a)..........................................       446
            Kroger Co.
     12       6.750% 04/15/12.............................................        13
    202       6.800% 04/01/11.............................................       219
    384       7.450% 03/01/08.............................................       411
     36     Unilever Capital Corp.
              6.875% 11/01/05.............................................        37
                                                                             -------
                                                                               1,126
                                                                             -------
            HEALTHCARE SERVICES -- 1.1%
            WellPoint Health Networks, Inc.
    377       6.375% 06/15/06.............................................       386
    185       6.375% 01/15/12.............................................       200
                                                                             -------
                                                                                 586
                                                                             -------
                                                                               2,647
                                                                             -------
            DIVERSIFIED -- 1.0%
            HOLDING COMPANIES DIVERSIFIED -- 1.0%
    500     Hutchison Whampoa International Ltd.
              6.250% 01/24/14(a)..........................................       520
                                                                             -------
            ENERGY -- 7.2%
            OIL AND GAS -- 5.3%
    325     Amerada Hess Corp.
              7.300% 08/15/31.............................................       366
    271     Conoco Funding Co.
              6.350% 10/15/11.............................................       295
    275     Gazprom International SA
              7.201% 02/01/20(a)..........................................       281
     90     Nexen, Inc.
              7.875% 03/15/32.............................................       110
            Pemex Project Funding Master Trust
     25       7.875% 02/01/09.............................................        27
    392       8.625% 02/01/22.............................................       445
    351     USX Corp.
              6.650% 02/01/06.............................................       359
            Valero Energy Corp.
    243       6.875% 04/15/12.............................................       270
     13       7.500% 04/15/32.............................................        16
    545     XTO Energy, Inc.
              7.500% 04/15/12.............................................       624
                                                                             -------
                                                                               2,793
                                                                             -------

   PAR                                                                        VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            PIPELINES -- 1.9%
 $  188     CenterPoint Energy Resources Corp.
              7.875% 04/01/13.............................................   $   218
    418     Duke Capital LLC
              4.370% 03/01/09.............................................       411
    346     Teppco Partners LP
              7.625% 02/15/12.............................................       392
                                                                             -------
                                                                               1,021
                                                                             -------
                                                                               3,814
                                                                             -------
            FINANCIALS -- 40.9%
            BANKS -- 8.6%
    987     Bank One Corp.
              6.000% 08/01/08(c)..........................................     1,032
      6     Barclays Bank PLC
              7.400% 12/15/09.............................................         7
    105     Chinatrust Commercial Bank
              5.625% 03/29/49(a)(b).......................................       103
    482     First Union National Bank
              5.800% 12/01/08.............................................       503
    123     HSBC Holdings PLC
              7.350% 11/27/32(a)..........................................       149
    186     Mellon Funding Corp.
              4.875% 06/15/07.............................................       189
    445     National City Bank
              4.625% 05/01/13.............................................       433
    315     PNC Funding Corp.
              5.750% 08/01/06.............................................       322
            Popular North America, Inc.
     20       4.250% 04/01/08.............................................        20
    312       6.125% 10/15/06.............................................       320
    500     Rabobank Capital Funding II
              5.260% 12/31/49(a)(b).......................................       502
     87     Regions Financial Corp.
              7.750% 09/15/24.............................................       108
    322     Scotland International Finance
              4.250% 05/23/13(a)..........................................       307
     75     SouthTrust Bank, Inc.
              4.750% 03/01/13.............................................        73
    433     US Bank N.A.
              6.375% 08/01/11.............................................       469
                                                                             -------
                                                                               4,537
                                                                             -------
            DIVERSIFIED FINANCIAL SERVICES -- 25.4%
    146     American Express Co.
              3.750% 11/20/07.............................................       144
    143     American General Finance Corp.
              2.750% 06/15/08.............................................       135
    652     Bear Stearns Companies, Inc.
              4.500% 10/28/10(c)..........................................       641
    119     Capital One Bank
              5.000% 06/15/09.............................................       120
    193     CIT Group, Inc.
              7.375% 04/02/07.............................................       204
    500     Citicorp Lease Pass-Through Trust
              8.040% 12/15/19(a)..........................................       594
    210     Citigroup Global Markets Holdings, Inc.
              6.500% 02/15/08.............................................       222
    237     Citigroup, Inc.
              6.000% 02/21/12.............................................       252

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Corporate Bond Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


   PAR                                                                        VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            DIVERSIFIED FINANCIAL SERVICES -- (CONTINUED)
 $  660     Countrywide Home Loans, Inc.
              5.500% 08/01/06(c)..........................................   $   671
            Credit Suisse First Boston USA, Inc.
     30       4.625% 01/15/08.............................................        30
    229       6.125% 11/15/11.............................................       243
            Ford Motor Credit Co.
    254       5.800% 01/12/09.............................................       243
    758       7.375% 02/01/11(c)..........................................       753
    275     Fund American Companies, Inc.
              5.875% 05/15/13.............................................       279
  1,032     General Electric Capital Corp.
              6.750% 03/15/32(c)..........................................     1,191
            General Motors Acceptance Corp.
    178       6.150% 04/05/07.............................................       175
    399       6.875% 09/15/11.............................................       361
    190       8.000% 11/01/31.............................................       166
            Goldman Sachs Group, Inc.
    254       4.750% 07/15/13.............................................       244
    711       6.600% 01/15/12(c)..........................................       769
            HSBC Finance Corp.
    202       5.875% 02/01/09.............................................       210
    402       6.375% 11/27/12.............................................       435
            International Lease Finance Corp.
    765       3.500% 04/01/09(c)..........................................       732
    110       4.500% 05/01/08.............................................       109
    165     John Deere Capital Corp.
              7.000% 03/15/12.............................................       185
            Lehman Brothers Holdings, Inc.
    333       4.000% 01/22/08.............................................       329
    352       7.000% 02/01/08.............................................       376
    262       7.875% 08/15/10.............................................       298
    152     Mass Mutual Global Funding II
              2.550% 07/15/08(a)..........................................       143
            Merrill Lynch & Co., Inc.
    125       2.070% 06/12/06.............................................       123
     76       3.700% 04/21/08.............................................        75
    539       6.000% 02/17/09.............................................       564
            Morgan Stanley
    518       5.300% 03/01/13.............................................       521
    294       6.600% 04/01/12.............................................       321
            National Rural Utilities
              Cooperative Finance Corp.
    355       3.250% 10/01/07.............................................       345
    221       5.750% 08/28/09.............................................       230
    163       8.000% 03/01/32.............................................       212
     50     Principal Life Global Funding
              6.125% 03/01/06(a)..........................................        51
    399     Prudential Funding LLC
              6.600% 05/15/08(a)..........................................       423
    250     UFJ Finance Aruba AEC
              6.750% 07/15/13.............................................       269
                                                                             -------
                                                                              13,388
                                                                             -------
            INSURANCE -- 1.1%
            Hartford Financial Services Group, Inc.
     78       2.375% 06/01/06.............................................        76
     72       4.625% 07/15/13.............................................        69

   PAR                                                                        VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            INSURANCE -- (CONTINUED)
 $   32     Hartford Life, Inc.
              7.375% 03/01/31.............................................   $    39
            MetLife, Inc.
    110       5.375% 12/15/12.............................................       112
    235       6.500% 12/15/32.............................................       257
     52     Prudential Financial, Inc.
              4.500% 07/15/13.............................................        50
                                                                             -------
                                                                                 603
                                                                             -------
            REAL ESTATE -- 1.2%
            EOP Operating LP
    443       4.750% 03/15/14.............................................       415
    208       7.000% 07/15/11.............................................       229
     11     ERP Operating LP
              5.200% 04/01/13.............................................        11
                                                                             -------
                                                                                 655
                                                                             -------
            REAL ESTATE INVESTMENT TRUSTS -- 2.2%
    509     Camden Property Trust
              5.375% 12/15/13.............................................       511
    149     Health Care Property Investors, Inc.
              6.450% 06/25/12.............................................       160
    487     Simon Property Group LP
              3.750% 01/30/09.............................................       467
                                                                             -------
                                                                               1,138
                                                                             -------
            SAVINGS AND LOANS -- 2.4%
    271     Golden West Financial Corp.
              4.750% 10/01/12.............................................       268
            Washington Mutual, Inc.
    587       4.625% 04/01/14.............................................       555
    421       5.625% 01/15/07.............................................       430
                                                                             -------
                                                                               1,253
                                                                             -------
                                                                              21,574
                                                                             -------
            INDUSTRIALS -- 3.3%
            AEROSPACE AND DEFENSE -- 1.4%
    233     Boeing Co.
              5.125% 02/15/13.............................................       234
      8     General Dynamics Corp.
              4.500% 08/15/10.............................................         8
    322     Northrop Grumman Corp.
              7.125% 02/15/11.............................................       359
    120     Raytheon Co.
              5.375% 04/01/13.............................................       122
                                                                             -------
                                                                                 723
                                                                             -------
            BUILDING MATERIALS -- 0.3%
    184     Hanson Overseas BV
              6.750% 09/15/05.............................................       186
                                                                             -------
            ENVIRONMENTAL CONTROL -- 0.5%
    244     Waste Management, Inc.
              7.375% 08/01/10.............................................       272
                                                                             -------
            MISCELLANEOUS MANUFACTURING -- 0.2%
     83     General Electric Co.
              5.000% 02/01/13.............................................        83
                                                                             -------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 20

NATIONS FUNDS

Corporate Bond Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


   PAR                                                                        VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            TRANSPORTATION -- 0.9%
 $  222     Burlington Northern Santa Fe Corp.
              6.750% 07/15/11.............................................   $   244
    188     Canadian National Railway Co.
              6.900% 07/15/28.............................................       219
     21     Union Pacific Corp.
              4.698% 01/02/24.............................................        20
                                                                             -------
                                                                                 483
                                                                             -------
                                                                               1,747
                                                                             -------
            TECHNOLOGY -- 0.4%
            COMPUTERS -- 0.4%
    172     International Business Machines Corp.
              6.500% 01/15/28.............................................       193
                                                                             -------
            UTILITIES -- 7.8%
            ELECTRIC -- 7.8%
     93     American Electric Power Co., Inc.
              5.250% 06/01/15.............................................        92
     97     Appalachian Power Co.
              3.600% 05/15/08.............................................        94
    111     Columbus Southern Power Co.
              6.600% 03/01/33.............................................       124
     31     Dominion Resources, Inc.
              5.000% 03/15/13.............................................        31
     60     Duquesne Light Co.
              6.700% 04/15/12.............................................        66
     35     Energy East Corp.
              6.750% 06/15/12.............................................        38
            FirstEnergy Corp.
     88       6.450% 11/15/11.............................................        93
    201       7.375% 11/15/31.............................................       228
    210     Kiowa Power Partners LLC
              5.737% 03/30/21(a)..........................................       205
    507     MidAmerican Energy Holdings Co.
              5.000% 02/15/14.............................................       495
    310     NiSource Finance Corp.
              5.400% 07/15/14.............................................       312
     16     Ohio Edison Co.
              4.000% 05/01/08.............................................        16
    130     Pacific Gas & Electric Co.
              6.050% 03/01/34.............................................       133
            Pepco Holdings, Inc.
    122       3.750% 02/15/06.............................................       122
     45       5.500% 08/15/07.............................................        46
    433     Progress Energy, Inc.
              6.050% 04/15/07.............................................       447
     26     PSEG Power LLC
              5.500% 12/01/15.............................................        26
     94     Public Service Electric & Gas Co.
              4.000% 11/01/08.............................................        92
    104     Southern California Edison Co.
              6.000% 01/15/34.............................................       108
    255     Southern Co. Capital Funding Inc.
              5.300% 02/01/07.............................................       262
    126     Southern Power Co.
              6.250% 07/15/12.............................................       135

   PAR                                                                        VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            ELECTRIC -- (CONTINUED)
            TXU Corp.
 $  300       5.550% 11/15/14(a)..........................................   $   285
    500       6.550% 11/15/34(a)..........................................       474
    180     Virginia Electric & Power Co.
              5.375% 02/01/07.............................................       184
                                                                             -------
                                                                               4,108
                                                                             -------
            TOTAL CORPORATE FIXED-INCOME BONDS AND NOTES
              (Cost of $48,690)...........................................    48,546
                                                                             -------
            GOVERNMENT AGENCIES & OBLIGATIONS -- 3.9%
            FOREIGN GOVERNMENT BONDS -- 3.9%
    225     Export-Import Bank of Korea
              4.625% 03/16/10.............................................       222
    157     Region of Lombardy
              5.804% 10/25/32.............................................       167
    101     Republic of Chile
              5.500% 01/15/13.............................................       103
    233     Republic of South Africa
              6.500% 06/02/14.............................................       245
            United Mexican States
    188       6.375% 01/16/13.............................................       195
    524       7.500% 04/08/33.............................................       555
    523       8.375% 01/14/11.............................................       595
                                                                             -------
                                                                               2,082
                                                                             -------
            TOTAL GOVERNMENT AGENCIES & OBLIGATIONS
              (Cost of $2,034)............................................     2,082
                                                                             -------
SHARES
 (000)
---------
            INVESTMENT MANAGEMENT COMPANY -- 1.0%
    515     Nations Cash Reserves, Capital Class Shares(c)(d).............       515
            TOTAL INVESTMENT COMPANY
              (Cost of $515)..............................................       515
                                                                             -------
            TOTAL INVESTMENTS
              (Cost of $51,239)(e)..............................      97.0%   51,143
                                                                             -------
            OTHER ASSETS & LIABILITIES, NET.....................       3.0%    1,555
                                                                             -------
            NET ASSETS..........................................     100.0%  $52,698
                                                                             =======

---------------
NOTES TO INVESTMENT PORTFOLIO:
(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
    At March 31, 2005, these securities amounted to $5,165, which represents 9.8% of net assets.

(b) Variable rate security. The interest rate shown reflects the rate as of March 31, 2005.

(c) All or a portion of security pledged as collateral for open futures contracts.

(d) Money market mutual fund registered under the Investment Company
    Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e) Cost for federal income tax purposes is $51,240. See Note 3 for additional information.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Corporate Bond Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


At March 31, 2005, the Fund held investments in the following security types:

SECURITY TYPE                                     % OF NET ASSETS
-------------                                     ---------------
Financials.....................................         40.9%
Communications.................................         16.4
Utilities......................................          7.8
Energy.........................................          7.2
Basic Materials................................          5.1
Consumer Non-Cyclical..........................          5.0
Consumer Cyclical..............................          5.0
Industrials....................................          3.3
Diversified....................................          1.0
Technology.....................................          0.4
Government Agencies & Obligations..............          3.9
Investment Management Company..................          1.0
Other Assets & Liabilities, Net................          3.0
                                                       -----
                                                       100.0%
                                                       =====

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 22

NATIONS FUNDS

High Income Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


 PAR                                                                       VALUE
(000)                                                                      (000)
----------------------------------------------------------------------------------
         CORPORATE FIXED-INCOME BONDS AND NOTES -- 88.1%
         BASIC MATERIALS -- 7.3%
         CHEMICALS -- 4.9%
$   15   Huntsman International LLC
           7.375% 01/01/15(a)..........................................    $   15
    87   Lyondell Chemical Co.
           9.875% 05/01/07.............................................        89
   200   Methanex Corp.
           7.750% 08/15/05.............................................       203
    30   Rhodia SA
           8.875% 06/01/11.............................................        29
                                                                           ------
                                                                              336
                                                                           ------
         FOREST PRODUCTS AND PAPER -- 2.1%
    15   Abitibi-Consolidated, Inc.
           8.375% 04/01/15.............................................        15
    15   Fraser Papers, Inc.
           8.750% 03/15/15.............................................        14
EUR 50   JSG Holding PLC
           11.500% 10/01/15(a).........................................        60
$   25   Newark Group, Inc.
           9.750% 03/15/14.............................................        25
    15   Norske Skog Canada
           8.625% 06/15/11.............................................        16
    10   Tembec Industries, Inc.
           8.500% 02/01/11.............................................         9
                                                                           ------
                                                                              139
                                                                           ------
         IRON/STEEL -- 0.3%
    20   Wise Metals Group LLC
           10.250% 05/15/12............................................        20
                                                                           ------
                                                                              495
                                                                           ------
         COMMUNICATIONS -- 10.9%
         ADVERTISING -- 0.8%
    30   Advanstar Communications, Inc.
           12.000% 02/15/11............................................        32
    25   Vertis, Inc.
           13.500% 12/07/09(a).........................................        21
                                                                           ------
                                                                               53
                                                                           ------
         MEDIA -- 3.7%
    15   CBD Media Holdings LLC/CBD Holdings Finance, Inc.
           9.250% 07/15/12.............................................        15
   105   Charter Communications LLC
           9.920% 04/01/11.............................................        81
    60   Dex Media West LLC
           9.875% 08/15/13.............................................        67
    15   DirecTV Holdings LLC/DirecTV Financing Co.
           8.375% 03/15/13.............................................        16
    20   Fisher Communications, Inc.
           8.625% 09/15/14.............................................        21
    15   Paxson Communications Corp.
           (b) 01/15/09
           (12.250% 01/15/06)..........................................        14
    35     10.750% 07/15/08............................................        35
                                                                           ------
                                                                              249
                                                                           ------

 PAR                                                                       VALUE
(000)                                                                      (000)
----------------------------------------------------------------------------------
         TELECOMMUNICATION SERVICES -- 6.4%
$   15   American Towers, Inc.
           7.250% 12/01/11.............................................    $   15
    30   Cincinnati Bell, Inc.
           8.375% 01/15/14.............................................        30
    25   Inmarsat Finance PLC
           (b) 11/15/12
           (10.375% 11/15/08)..........................................        18
    40   Intelsat Bermuda Ltd.
           8.250% 01/15/13(a)..........................................        40
    50   Nextel Communications, Inc.
           7.375% 08/01/15.............................................        53
    45   Qwest Capital Funding, Inc.
           7.250% 02/15/11.............................................        42
    60   Qwest Services Corp.
           13.500% 12/15/10(a).........................................        69
     5   Telcordia Technologies, Inc.
           10.000% 03/15/13(a).........................................         5
         Time Warner Telecom, Inc.
    12     9.750% 07/15/08.............................................        12
    20     10.125% 02/01/11............................................        19
    15   US LEC Corp.
           10.670% 10/01/09(c).........................................        16
   100   US Unwired, Inc.
           10.000% 06/15/12............................................       111
    15   Zeus Special Subsidiary Ltd.
           (b) 02/01/15(a)
           (9.250% 02/01/10)...........................................         9
                                                                           ------
                                                                              439
                                                                           ------
                                                                              741
                                                                           ------
         CONSUMER CYCLICAL -- 19.9%
         AIRLINES -- 0.4%
    40   Northwest Airlines, Inc.
           9.875% 03/15/07.............................................        30
                                                                           ------
         APPAREL -- 1.0%
    45   Levi Strauss & Co.
           9.750% 01/15/15(a)..........................................        44
    20   Phillips-Van Heusen Corp.
           8.125% 05/01/13.............................................        21
                                                                           ------
                                                                               65
                                                                           ------
         AUTO MANUFACTURERS -- 0.2%
    15   Navistar International Corp.
           7.500% 06/15/11.............................................        15
                                                                           ------
         AUTO PARTS AND EQUIPMENT -- 1.1%
    30   Cooper-Standard Automotive, Inc.
           8.375% 12/15/14(a)..........................................        24
    20   Delco Remy International, Inc.
           9.375% 04/15/12.............................................        17
    10   Dura Operating Corp.
           8.625% 04/15/12.............................................        10
    25   Goodyear Tire & Rubber Co.
           7.857% 08/15/11.............................................        24
                                                                           ------
                                                                               75
                                                                           ------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

High Income Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


 PAR                                                                       VALUE
(000)                                                                      (000)
----------------------------------------------------------------------------------
         DISTRIBUTION/WHOLESALE -- 0.2%
$   10   Buhrmann US, Inc.
           7.875% 03/01/15(a)..........................................    $   10
                                                                           ------
         ENTERTAINMENT -- 3.1%
    40   AMC Entertainment, Inc.
           9.875% 02/01/12.............................................        42
    25   LCE Acquisition Corp.
           9.000% 08/01/14(a)..........................................        25
    10   Mohegan Tribal Gaming Authority
           6.125% 02/15/13(a)..........................................        10
    20   Penn National Gaming, Inc.
           6.750% 03/01/15(a)..........................................        20
    20   River Rock Entertainment Authority
           9.750% 11/01/11.............................................        22
    15   Seneca Gaming Corp.
           7.250% 05/01/12.............................................        15
    45   Six Flags, Inc.
           9.625% 06/01/14.............................................        41
    20   Warner Music Group
           7.375% 04/15/14.............................................        21
    15   WMG Holdings Corp.
           9.760% 12/15/14(a)..........................................        15
                                                                           ------
                                                                              211
                                                                           ------
         HOME BUILDERS -- 5.7%
   200   Beazer Homes USA, Inc.
           6.500% 11/15/13.............................................       195
   200   KB Home
           5.750% 02/01/14.............................................       192
                                                                           ------
                                                                              387
                                                                           ------
         HOME FURNISHINGS -- 0.3%
    20   ALH Finance LLC/ALH Finance Corp.
           8.500% 01/15/13.............................................        20
                                                                           ------
         LEISURE TIME -- 1.1%
    20   AMF Bowling Worldwide, Inc.
           10.000% 03/01/10............................................        20
    20   Equinox Holdings, Inc.
           9.000% 12/15/09.............................................        21
    15   K2, Inc.
           7.375% 07/01/14.............................................        16
    30   Town Sports International, Inc.
           (b) 02/01/14
           (11.000% 02/01/09)..........................................        18
                                                                           ------
                                                                               75
                                                                           ------
         LODGING -- 5.5%
    20   Circus & Eldorado/Silver Legacy Capital Corp.
           10.125% 03/01/12............................................        21
    71   HMH Properties, Inc.
           7.875% 08/01/08.............................................        72
    25   Inn of the Mountain Gods Resort & Casino
           12.000% 11/15/10............................................        29
    25   MGM Mirage
           6.750% 09/01/12.............................................        26

 PAR                                                                       VALUE
(000)                                                                      (000)
----------------------------------------------------------------------------------
         LODGING -- (continued)
$  200   Park Place Entertainment Corp.
           7.875% 12/15/05.............................................    $  204
    25   Wynn Las Vegas LLC
           6.625% 12/01/14(a)..........................................        24
                                                                           ------
                                                                              376
                                                                           ------
         RETAIL -- 1.3%
    15   Finlay Fine Jewelry Corp.
           8.375% 06/01/12.............................................        14
    20   Landry's Restaurants, Inc.
           7.500% 12/15/14(a)..........................................        19
         Rite Aid Corp.
     5     7.500% 01/15/15(a)..........................................         5
    20     9.250% 06/01/13.............................................        20
    20   Saks, Inc.
           7.000% 12/01/13.............................................        18
    10   Suburban Propane Partners LP
           6.875% 12/15/13(a)..........................................        10
                                                                           ------
                                                                               86
                                                                           ------
                                                                            1,350
                                                                           ------
         CONSUMER NON-CYCLICAL -- 8.2%
         AGRICULTURE -- 0.2%
    20   North Atlantic Trading Co., Inc.
           9.250% 03/01/12.............................................        15
                                                                           ------
         BEVERAGES -- 0.3%
    20   Constellation Brands, Inc.
           8.125% 01/15/12.............................................        21
                                                                           ------
         COMMERCIAL SERVICES -- 1.3%
    20   Corrections Corp. of America
           6.250% 03/15/13(a)..........................................        19
    20   GEO Group, Inc.
           8.250% 07/15/13.............................................        20
    25   Language Line, Inc.
           11.125% 06/15/12............................................        26
    20   Service Corp. International
           7.700% 04/15/09.............................................        21
                                                                           ------
                                                                               86
                                                                           ------
         COSMETICS/PERSONAL CARE -- 0.9%
    20   DEL Laboratories, Inc.
           8.000% 02/01/12(a)..........................................        19
    15   Elizabeth Arden, Inc.
           7.750% 01/15/14.............................................        15
    15   Revlon Consumer Products Corp.
           8.625% 02/01/08.............................................        14
    15     9.500% 04/01/11(a)..........................................        15
                                                                           ------
                                                                               63
                                                                           ------
         FOOD -- 3.5%
    10   Dole Food Co., Inc.
           8.625% 05/01/09.............................................        10
    35   Pinnacle Foods Holding Corp.
           8.250% 12/01/13.............................................        30

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 24

NATIONS FUNDS

High Income Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


 PAR                                                                       VALUE
(000)                                                                      (000)
----------------------------------------------------------------------------------
         FOOD -- (continued)
$   35   Stater Brothers Holdings, Inc.
           8.125% 06/15/12.............................................    $   34
   156   United Agri Products
           8.250% 12/15/11.............................................       162
                                                                           ------
                                                                              236
                                                                           ------
         HEALTHCARE SERVICES -- 0.5%
    15   DaVita, Inc.
           7.250% 03/15/15(a)..........................................        15
    10   Select Medical Corp.
           7.625% 02/01/15(a)..........................................        10
    10   US Oncology Holdings, Inc.
           8.620% 03/15/15(a)(c).......................................         9
                                                                           ------
                                                                               34
                                                                           ------
         HOUSEHOLD PRODUCTS/WARES -- 1.0%
    30   Amscan Holdings, Inc.
           8.750% 05/01/14.............................................        29
    35   Playtex Products, Inc.
           9.375% 06/01/11.............................................        37
                                                                           ------
                                                                               66
                                                                           ------
         PHARMACEUTICALS -- 0.5%
    35   Elan Finance PLC
           7.750% 11/15/11(a)..........................................        26
    10   Warner Chilcott Corp.
           8.750% 02/01/15(a)..........................................        11
                                                                           ------
                                                                               37
                                                                           ------
                                                                              558
                                                                           ------
         ENERGY -- 4.7%
         OIL AND GAS -- 2.4%
    15   Chesapeake Energy Corp.
           7.500% 06/15/14.............................................        16
    15   Delta Petroleum Corp.
           7.000% 04/01/15(a)..........................................        14
    93   Evergreen Resources, Inc.
           5.875% 03/15/12.............................................        95
    20   Premcor Refining Group, Inc.
           7.500% 06/15/15.............................................        20
    15   Pride International, Inc.
           7.375% 07/15/14.............................................        16
                                                                           ------
                                                                              161
                                                                           ------
         PIPELINES -- 2.3%
   100   Sonat, Inc.
           7.625% 07/15/11.............................................        99
    55   Williams Companies, Inc.
           8.125% 03/15/12.............................................        60
                                                                           ------
                                                                              159
                                                                           ------
                                                                              320
                                                                           ------
         FINANCIALS -- 19.9%
         DIVERSIFIED FINANCIAL SERVICES -- 19.5%
    10   Altra Industrial Motion, Inc.
           9.000% 12/01/11(a)..........................................        10
 1,150   Dow Jones CDX HY 3
           8.000% 12/29/09.............................................     1,117
    15   E*Trade Financial Corp.
           8.000% 06/15/11.............................................        15

 PAR                                                                       VALUE
(000)                                                                      (000)
----------------------------------------------------------------------------------
         DIVERSIFIED FINANCIAL SERVICES -- (continued)
$   20   Global Cash Access LLC
           8.750% 03/15/12.............................................    $   21
    10   Innophos Investments Holdings, Inc.
           10.771% 02/15/15(a)(c)......................................        10
    50   LaBranche & Co., Inc.
           11.000% 05/15/12............................................        53
    59   Midland Funding II
           11.750% 07/23/05............................................        60
    43   Scotia Pacific Co. LLC
           7.110% 01/20/14.............................................        37
                                                                           ------
                                                                            1,323
                                                                           ------
         SAVINGS AND LOANS -- 0.4%
    25   Western Financial Bank
           9.625% 05/15/12.............................................        28
                                                                           ------
                                                                            1,351
                                                                           ------
         INDUSTRIALS -- 15.2%
         AEROSPACE AND DEFENSE -- 0.5%
    10   Argo-Tech Corp.
           9.250% 06/01/11.............................................        11
     5   Sequa Corp.
           9.000% 08/01/09.............................................         5
    15   TransDigm, Inc.
           8.375% 07/15/11.............................................        15
                                                                           ------
                                                                               31
                                                                           ------
         BUILDING MATERIALS -- 4.2%
    20   ACIH, Inc.
           (b) 12/15/12(a)
           (11.500% 12/15/07)..........................................        14
    15   Associated Materials, Inc.
           (b) 03/01/14
           (11.250% 03/01/09)..........................................        10
   225   Building Materials Corp. of America
           7.750% 07/15/05.............................................       226
    10   Nortek, Inc.
           8.500% 09/01/14.............................................        10
    10   RMCC Acquisition Co.
           9.500% 11/01/12(a)..........................................        10
    15   US Concrete, Inc.
           8.375% 04/01/14.............................................        15
                                                                           ------
                                                                              285
                                                                           ------
         ELECTRICAL COMPONENTS AND EQUIPMENT -- 0.3%
    20   Coleman Cable, Inc.
           9.875% 10/01/12(a)..........................................        20
                                                                           ------
         ELECTRONICS -- 0.5%
    25   Flextronics International Ltd.
           6.250% 11/15/14.............................................        24
    10   Sanmina-SCI Corp.
           6.750% 03/01/13(a)..........................................         9
                                                                           ------
                                                                               33
                                                                           ------
         ENGINEERING AND CONSTRUCTION -- 0.3%
    20   J. Ray McDermott SA
           11.000% 12/15/13(a).........................................        22
                                                                           ------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

High Income Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


 PAR                                                                       VALUE
(000)                                                                      (000)
----------------------------------------------------------------------------------
         ENVIRONMENTAL CONTROL -- 0.2%
$   15   Allied Waste North America, Inc.
           7.250% 03/15/15(a)..........................................    $   14
                                                                           ------
         MACHINERY DIVERSIFIED -- 2.0%
   103   AGCO Corp.
           9.500% 05/01/08.............................................       108
    25   Douglas Dynamics LLC
           7.750% 01/15/12(a)..........................................        24
                                                                           ------
                                                                              132
                                                                           ------
         METAL FABRICATED/HARDWARE -- 2.9%
   194   Ryerson Tull, Inc.
           9.125% 07/15/06.............................................       200
                                                                           ------
         MISCELLANEOUS MANUFACTURING -- 0.9%
    25   Bombardier, Inc.
           6.300% 05/01/14(a)..........................................        21
    20   JB Poindexter & Co., Inc.
           8.750% 03/15/14(a)..........................................        20
    10   Reddy Ice Holdings, Inc.
           (b) 11/01/12(a)
           (10.500% 11/01/08)..........................................         7
    15   Samsonite Corp.
           8.875% 06/01/11.............................................        16
                                                                           ------
                                                                               64
                                                                           ------
         PACKAGING AND CONTAINERS -- 2.3%
   100   Crown European Holdings SA
           10.875% 03/01/13............................................       116
    20   Jefferson Smurfit Corp.
           8.250% 10/01/12.............................................        21
    20   Owens-Brockway
           6.750% 12/01/14(a)..........................................        21
                                                                           ------
                                                                              158
                                                                           ------
         TRANSPORTATION -- 1.1%
    10   CHC Helicopter Corp.
           7.375% 05/01/14(a)..........................................        10
    25   Quality Distribution/QD Capital Corp.
           9.000% 11/15/10.............................................        24
    25   Ship Finance International Ltd.
           8.500% 12/15/13.............................................        25
    15   TFM SA de C.V.
           10.250% 06/15/07............................................        16
                                                                           ------
                                                                               75
                                                                           ------
                                                                            1,034
                                                                           ------
         UTILITIES -- 2.0%
         ELECTRIC -- 2.0%
    73   AES Corp.
           8.500% 11/01/07.............................................        74
    40   Calpine Generating Co. LLC
           11.169% 04/01/11(c).........................................        38
    20   Texas Genco LLC
           6.875% 12/15/14(a)..........................................        20
                                                                           ------
                                                                              132
                                                                           ------
         TOTAL CORPORATE FIXED-INCOME BONDS AND NOTES
           (Cost of $6,120)............................................     5,981
                                                                           ------

SHARES                                                                     VALUE
(000)                                                                      (000)
----------------------------------------------------------------------------------
         INVESTMENT MANAGEMENT COMPANY -- 5.4%
   367   Nations Cash Reserves, Capital Class Shares(d)................    $  367
                                                                           ------
         TOTAL INVESTMENT MANAGEMENT COMPANY
           (Cost of $367)..............................................       367
                                                                           ------
         TOTAL INVESTMENTS
           (Cost of $6,487)(e)...............................     93.5%     6,348
                                                                           ------
         OTHER ASSETS AND LIABILITIES, NET...................      6.5%       443
                                                                           ------
         NET ASSETS..........................................    100.0%    $6,791
                                                                           ======

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $795, which represents 11.7% of net assets.


(b) Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.


(c) Floating rate note. The interest rate shown reflects the rate as of March 31, 2005.


(d) Money market mutual fund registered under the Investment Company
    Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.


(e) Cost for federal income tax purposes is $6,499. See Note 3 for additional information.


ABBREVIATIONS:

EUR  --   Euro Currency

At March 31, 2005, the Fund held investments in the following security types:

SECURITY TYPE                                     % OF NET ASSETS
-------------                                     ---------------
Financials.....................................         19.9%
Consumer Cyclical..............................         19.9
Communications.................................         10.9
Industrials....................................         15.2
Consumer Non-Cyclical..........................          8.2
Basic Materials................................          7.3
Energy.........................................          4.7
Utilities......................................          2.0
Investment Management Company..................          5.4
Other Assets & Liabilities, Net................          6.5
                                                       -----
                                                       100.0%
                                                       =====

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 26

NATIONS FUNDS

Mortgage- and Asset-Backed Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


   PAR                                                                         VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES -- 97.8%
            FEDERAL HOME LOAN MORTGAGE CORP.
 $  1,500   4.500% 03/15/20(a)............................................   $  1,468
    2,098   5.500% 01/15/23-03/15/35(a)(f)................................      1,557
       64   6.500% 11/01/32...............................................         67
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
   11,000   5.000% 04/15/35(a)............................................     10,753
   10,929   5.500% 08/25/17-03/15/35(e)(a)................................     10,958
      291   6.000% 04/25/17...............................................        303
   19,877   6.500% 05/01/32-04/15/35(a)...................................     20,624
       91   7.000% 02/01/32-06/01/32......................................         96
            TBA
   24,203   5.000% 03/20/20(a)............................................     24,180
                                                                             --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    6,375   5.500% 06/15/33-03/15/35(e)...................................      6,441
       16   7.000% 03/15/31...............................................         17
                                                                             --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (cost of $76,920)...........................................     76,464
                                                                             --------
            ASSET-BACKED SECURITIES -- 31.6%
      922   Aames Mortgage Investment Trust
              3.190% 01/25/35(b)(e).......................................        925
                                                                             --------
    1,175   AmeriCredit Automobile Receivables Trust
              2.750% 10/09/07(e)..........................................      1,171
                                                                             --------
            Bank One Issuance Trust
    1,000   2.930% 06/15/10(b)(e).........................................      1,003
    1,525   4.160% 01/15/08(b)(e).........................................      1,527
                                                                             --------
      913   Bear Stearns Asset Backed Security, Inc.
              3.200% 03/25/35(b)(e).......................................        913
                                                                             --------
      475   Chase Credit Card Master Trust
              2.920% 02/15/11(b)(e).......................................        476
                                                                             --------
            Countrywide Asset-Backed Certificates
    1,500   2.940% 08/25/35(b)(e).........................................      1,500
    1,000   2.950% 07/25/35(b)(e).........................................      1,000
                                                                             --------
    1,333   Keycorp Student Loan Trust
              3.010% 07/25/29(e)..........................................      1,343
                                                                             --------
            Morgan Stanley ABS Capital
    1,000   2.930% 02/25/35(e)............................................      1,000
      932   3.030% 05/25/34(e)............................................        932
                                                                             --------
            Onyx Acceptance Auto Trust
    1,019   2.400% 12/15/07(e)............................................      1,015
    1,250   3.380% 01/15/08(e)............................................      1,246
                                                                             --------
    1,000   Renaissance Home Equity Loan Trust
              2.980% 05/25/35(b)(e).......................................      1,000
                                                                             --------

   PAR                                                                         VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            SLM STUDENT LOAN TRUST
 $    500   2.730% 10/25/12(b)(e).........................................   $    500
    1,500   2.730% 04/25/14(b)(e).........................................      1,501
    1,865   2.740% 01/25/13(b)(e).........................................      1,864
    1,442   2.810% 04/25/17(b)(e).........................................      1,445
    1,509   2.860% 01/25/12(b)(e).........................................      1,515
                                                                             --------
    1,000   Structured Asset Investment Loan Trust
              2.970% 03/25/35(b)(e).......................................        986
                                                                             --------
    1,063   Terwin Mortgage Trust
              3.300% 07/25/34(b)(e).......................................      1,071
                                                                             --------
      748   World Omni Auto Receivables Trust
              4.490% 08/20/08(e)..........................................        751
                                                                             --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost of $24,706)...........................................     24,684
                                                                             --------
            GOVERNMENT AGENCIES AND OBLIGATIONS -- 14.4%
            U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 14.4%
    2,600   Federal Home Loan Bank
              (d)04/06/05(e)..............................................      2,599
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
    2,400   (d)04/06/05(e)................................................      2,399
    2,500   (d)04/20/05(e)................................................      2,496
    3,332   4.375% 07/17/13(e)............................................      3,192
                                                                             --------
      125   U.S. Treasury Bond
              6.250% 08/15/23.............................................        146
                                                                             --------
      405   U.S. Treasury Note
              4.000% 06/15/09.............................................        403
                                                                             --------
            TOTAL U.S. GOVERNMENT
              AGENCIES AND OBLIGATIONS....................................     11,235
                                                                             --------
            TOTAL GOVERNMENT AGENCIES AND OBLIGATIONS
              (Cost of $11,211)...........................................     11,235
                                                                             --------
            COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.5%
      972   Bear Stearns Alt-A Trust
              3.130% 01/25/35(b)..........................................        972
                                                                             --------
      992   Homebanc Mortgage Trust
              3.100% 03/25/35(b)..........................................        992
                                                                             --------
      990   IMPAC CMB Trust
              3.110% 04/25/35(b)..........................................        991
                                                                             --------
    1,000   IMPAC Secured Assets Common Owner Trust
              3.120% 12/25/31(b)..........................................      1,000
                                                                             --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Mortgage- and Asset-Backed Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


   PAR                                                                         VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
 $    994   MLCC Mortgage Investors, Inc.
              3.080% 03/25/30(b)..........................................   $    994
                                                                             --------
      962   Mortgage Trust
              3.220% 12/25/34(b)..........................................        962
                                                                             --------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (Cost of $5,910)............................................      5,911
                                                                             --------
            MUNICIPAL BOND -- 1.2%
            ARIZONA -- 1.2%
      933   Arizona Education Loan Marketing Corp.
              3.010% 12/01/13(b)..........................................        933
                                                                             --------
            TOTAL MUNICIPAL BOND
              (Cost of $933)..............................................        933
                                                                             --------
            SHORT-TERM OBLIGATIONS -- 10.2%
            U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 10.2%
    5,000   Federal Home Loan Bank Discount Note
              (d) 04/01/05................................................      5,000
                                                                             --------
    3,000   Federal Home Loan Mortgage Corp. Discount Note
              (d) 04/12/05................................................      2,998
                                                                             --------
            TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS................      7,998
                                                                             --------
            TOTAL SHORT-TERM OBLIGATIONS
              (Cost of $7,998)..................................                7,998
                                                                             --------
 SHARES                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            INVESTMENT MANAGEMENT COMPANY -- 17.0%
   13,314   Nations Cash Reserves, Capital Class Shares(c)(e).............   $ 13,314
                                                                             --------
            TOTAL INVESTMENT MANAGEMENT COMPANY
              (Cost of $13,314)...........................................     13,314
                                                                             --------
            TOTAL INVESTMENTS --................................     179.7%
              (Cost of $140,992)(g).............................              140,539
                                                                             --------
            OTHER ASSETS & LIABILITIES, NET.....................     (79.7)%  (62,323)
                                                                             --------
            NET ASSETS..........................................     100.0%  $ 78,216
                                                                             ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

 (a) Securities purchased on a delayed delivery basis.

 (b) Floating rate note. The interest rate shown reflects the rate as of March 31, 2005.

 (c) Money market mutual fund registered under the Investment Company
     Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 (d) Zero coupon bond.

 (e) A portion of the security pledged as collateral for open futures contracts and TBA.

 (f) Accrued interest accumulates in the value of this security and is payable at redemption.

 (g) Cost for federal income tax purposes is $141,019. See Note 3 for additional information.


ABBREVIATIONS:

TBA  --   To Be Announced

At March 31, 2005, the Fund held investments in the following security types:

SECURITY TYPE                                    % OF NET ASSETS
-------------                                    ---------------
Mortgaged-Backed Securities....................        97.8%
Asset-Backed Securities........................        31.6
Investment Management Company..................        17.0
Government Agencies & Obligations..............        14.4
Collateralized Mortgage Obligations............         7.5
Municipal Bond.................................         1.2
Short-Term Obligations.........................        10.2
Other Assets & Liabilities, Net................       (79.7)
                                                      -----
                                                      100.0%
                                                      =====

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 28

                      [This page intentionally left blank]

NATIONS FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES                        MARCH 31, 2005


                                                                CORPORATE             HIGH          MORTGAGE- AND
                                                                   BOND              INCOME          ASSET-BACKED
                                                                PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                              ----------------------------------------------------
(IN THOUSANDS)
ASSETS:
Unaffiliated investments, at value (cost $50,724, $6,120,
  and $127,678, respectively)...............................  $       50,628     $        5,981     $      127,225
Affiliated investments, at value (cost $515, $367 and
  $13,314, respectively)....................................             515                367             13,314
Cash........................................................              --                 36                 48
Unrealized appreciation on forward foreign exchange
  contracts.................................................              --                  1                 --
Receivable for investment securities sold...................              --                  5                 --
Receivable for Fund units sold..............................             822                312                893
Dividends receivable........................................               1                  1                 --
Interest receivable.........................................             744                129                331
                                                              --------------     --------------     --------------
    Total assets............................................          52,710              6,832            141,811
                                                              ==============     ==============     ==============
LIABILITIES:
Payable for investment securities purchased.................              (4)               (41)                --
Payable for investment securities purchased on a delayed
  delivery basis............................................              --                 --            (63,422)
Payable for Fund units purchased............................              --                 --                (17)
Payable for variation margin................................              (8)                --                (23)
Accrued other liabilities...................................              --                 --               (133)
                                                              --------------     --------------     --------------
    Total liabilities.......................................             (12)               (41)           (63,595)
                                                              ==============     ==============     ==============
NET ASSETS..................................................  $       52,698     $        6,791     $       78,216
                                                              ==============     ==============     ==============
NET ASSETS CONSIST OF:
Undistributed (overdistributed) net investment income.......  $           41     $            7     $           52
Accumulated net realized gain/(loss) on investments sold,
  swaps and futures contracts...............................              41                 10                176
Unrealized appreciation/(depreciation) on:
  Investments...............................................             (96)              (139)              (453)
  Futures...................................................              (6)                --                 25
  Foreign currency translations.............................              --                  1                 --
Paid-in capital.............................................          52,718              6,912             78,416
                                                              --------------     --------------     --------------
NET ASSETS..................................................  $       52,698     $        6,791     $       78,216
                                                              ==============     ==============     ==============
NET ASSETS..................................................  $   52,698,265     $    6,791,445     $   78,216,300
                                                              ==============     ==============     ==============
Units of beneficial interest outstanding....................       5,169,581            707,682          7,811,956
Net asset value and redemption price per share..............  $        10.19     $         9.60     $        10.01
                                                              ==============     ==============     ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2005

                                                                CORPORATE             HIGH          MORTGAGE- AND
                                                                   BOND              INCOME          ASSET-BACKED
                                                                PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                              ----------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $        2,645     $          409     $        1,787
Dividends...................................................              --                  1                 --
Dividend from affiliated funds..............................              18                 11                381
                                                              --------------     --------------     --------------
    Total investment income.................................           2,663                421              2,168
                                                              --------------     --------------     --------------
NET INVESTMENT INCOME.......................................           2,663                421              2,168
                                                              --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................             173                120                701
  Futures contracts.........................................            (103)               (11)               (30)
  Written options...........................................              --                 --                 (9)
  Swap contracts............................................              --                 84                  8
                                                              --------------     --------------     --------------
Net realized gain/(loss) on investments.....................              70                193                670
                                                              --------------     --------------     --------------
Change in unrealized appreciation/(depreciation) on:
  Investments...............................................          (1,972)              (340)              (696)
  Futures contracts.........................................              71                 --                 55
  Foreign currency translation..............................              --                  1                 --
  Swap contracts............................................              --                 --                  2
                                                              --------------     --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................          (1,901)              (339)              (639)
                                                              --------------     --------------     --------------
Net realized and unrealized gain/(loss) on investments......          (1,831)              (146)                31
                                                              --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $          832     $          275     $        2,199
                                                              ==============     ==============     ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                    CORPORATE BOND PORTFOLIO
                                                                 -------------------------------
                                                                   YEAR ENDED       YEAR ENDED
                                                                   3/31/2005        3/31/2004
                                                                 -------------------------------
(IN THOUSANDS)
Net investment income.......................................     $        2,663   $        1,630
Net realized gain/(loss) on investments.....................                 70              334
Net change in unrealized appreciation/(depreciation) of
  investments...............................................             (1,901)           1,506
                                                                 --------------   --------------
Net increase/(decrease) in net assets resulting from
  operations................................................                832            3,470
Distributions to shareholders from net investment income....             (2,631)          (1,657)
Distributions to shareholders from net realized gain on
  investments...............................................               (196)            (150)
Net increase/(decrease) in net assets from Portfolio share
  transactions..............................................             (6,500)          44,758
                                                                 --------------   --------------
Net increase/(decrease) in net assets.......................             (8,495)          46,421
NET ASSETS:
Beginning of year...........................................             61,193           14,772
                                                                 --------------   --------------
End of year.................................................     $       52,698   $       61,193
                                                                 ==============   ==============
Undistributed net investment income at end of year..........     $           41   $            9
                                                                 ==============   ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

                                                    MORTGAGE- AND
          HIGH INCOME PORTFOLIO                ASSET-BACKED PORTFOLIO
    ---------------------------------     ---------------------------------
      YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
      3/31/2005          3/31/2004          3/31/2005          3/31/2004
---------------------------------------------------------------------------

    $          421     $          723     $        2,168     $        1,079
               193                705                670              1,102
              (339)                32               (639)               219
    --------------     --------------     --------------     --------------
               275              1,460              2,199              2,400
              (498)              (854)            (2,124)            (1,091)
              (328)              (404)            (1,449)               (94)
              (341)            (5,162)            (6,821)            75,991
    --------------     --------------     --------------     --------------
              (892)            (4,960)            (8,195)            77,206
             7,683             12,643             86,411              9,205
    --------------     --------------     --------------     --------------
    $        6,791     $        7,683     $       78,216     $       86,411
    ==============     ==============     ==============     ==============
    $            7     $           --     $           52     $           --
    ==============     ==============     ==============     ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                       CORPORATE BOND PORTFOLIO
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
Sold........................................................   2,100    $ 21,492       6,309    $ 65,226
Issued as reinvestment of distributions.....................      25         256          19         196
Redeemed....................................................  (2,739)    (28,248)     (1,975)    (20,664)
                                                              ------    --------      ------    --------
Net increase/(decrease).....................................    (614)   $ (6,500)      4,353    $ 44,758
                                                              ======    ========      ======    ========

                                                                        HIGH INCOME PORTFOLIO
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
Sold........................................................     281    $  2,797       1,298    $ 13,540
Issued as reinvestment of distributions.....................      28         273          72         747
Redeemed....................................................    (339)     (3,411)     (1,867)    (19,449)
                                                              ------    --------      ------    --------
Net increase/(decrease).....................................     (30)   $   (341)       (497)   $ (5,162)
                                                              ======    ========      ======    ========

                                                                 MORTGAGE- AND ASSET-BACKED PORTFOLIO
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
Sold........................................................   3,568    $ 35,736      10,498    $105,472
Issued as reinvestment of distributions.....................      41         402           6          60
Redeemed....................................................  (4,280)    (42,959)     (2,927)    (29,541)
                                                              ------    --------      ------    --------
Net increase/(decrease).....................................    (671)   $ (6,821)      7,577    $ 75,991
                                                              ======    ========      ======    ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

Corporate Bond Portfolio

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                                              YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                              3/31/2005      3/31/2004      3/31/2003(A)
                                                              ------------------------------------------
Net asset value, beginning of period........................   $ 10.58        $ 10.33         $ 10.00
                                                               -------        -------         -------
Investment income from operations:
Net investment income(b)....................................      0.48           0.46            0.41
Net realized and unrealized gain (loss) on investments......     (0.36)          0.33            0.27
                                                               -------        -------         -------
Net increase in net assets resulting from investment
  operations................................................      0.12           0.79            0.68
                                                               -------        -------         -------
Distributions to shareholders:
Dividends from net investment income........................     (0.48)         (0.47)          (0.26)
Distributions from net realized gains.......................     (0.03)         (0.07)          (0.09)
                                                               -------        -------         -------
Total dividends and distributions...........................     (0.51)         (0.54)          (0.35)
                                                               -------        -------         -------
Net asset value, end of period..............................   $ 10.19        $ 10.58         $ 10.33
                                                               =======        =======         =======
Total return(c).............................................      1.25%          7.83%           6.99%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................   $52,698        $61,193         $14,772
Ratio of net investment income to average net assets........      4.69%          4.40%           4.33%(d)
Portfolio turnover rate.....................................        39%           126%            183%

---------------
(a) Portfolio commenced operations on August 30, 2002.

(b) Per share net investment income has been calculated using the monthly average shares method.

(c) Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d) Annualized.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

High Income Portfolio

  FINANCIAL HIGHLIGHTS (CONTINUED)


For a share outstanding throughout each period.

                                                              YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                                              3/31/2005     3/31/2004     3/31/2003(A)
                                                              ----------------------------------------
Net asset value, beginning of period........................    $10.41        $10.24        $ 10.00
                                                                ------        ------        -------
Investment income from operations:
Net investment income(b)....................................      0.63          0.71           0.32
Net realized and unrealized gain (loss) on investments......     (0.20)         0.73           0.27
                                                                ------        ------        -------
Net increase in net assets resulting from investment
  operations................................................      0.43          1.44           0.59
                                                                ------        ------        -------
Distributions to shareholders:
Dividends from net investment income........................     (0.75)        (0.86)         (0.34)
Distributions from net realized gains.......................     (0.49)        (0.41)         (0.01)
                                                                ------        ------        -------
Total dividends and distributions...........................     (1.24)        (1.27)         (0.35)
                                                                ------        ------        -------
Net asset value, end of period..............................    $ 9.60        $10.41        $ 10.24
                                                                ======        ======        =======
Total return(c).............................................      4.54%        14.72%          6.02%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................    $6,791        $7,683        $12,643
Ratio of net investment income to average net assets........      6.40%         6.86%          5.64%(d)
Portfolio turnover rate.....................................       165%          211%            84%

---------------
(a) Portfolio commenced operations on August 30, 2002.

(b) Per share net investment income has been calculated using the monthly average shares method.

(c) Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d) Annualized

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

Mortgage- and Asset-Backed Portfolio

  FINANCIAL HIGHLIGHTS (CONTINUED)


For a share outstanding throughout each period.

                                                              YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                                              3/31/2005     3/31/2004     3/31/2003(A)
                                                              ----------------------------------------
Net asset value, beginning of period........................   $ 10.19       $ 10.15         $10.00
                                                               -------       -------         ------
Investment income from operations:
Net investment income(b)....................................      0.26          0.22           0.17
Net realized and unrealized gain (loss) on investments......     (0.01)         0.13           0.14
                                                               -------       -------         ------
Net increase in net assets resulting from investment
  operations................................................      0.25          0.35           0.31
                                                               -------       -------         ------
Distributions to shareholders:
Dividends from net investment income........................     (0.26)        (0.22)         (0.10)
Distributions from net realized gains.......................     (0.17)        (0.09)         (0.06)
                                                               -------       -------         ------
Total dividends and distributions...........................     (0.43)        (0.31)         (0.16)
                                                               -------       -------         ------
Net asset value, end of period..............................   $ 10.01       $ 10.19         $10.15
                                                               =======       =======         ======
Total return(c).............................................      2.57%         3.53%          3.08%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................   $78,216       $86,411         $9,205
Ratio of net investment income to average net assets........      2.61%         2.26%          1.82%(d)
Portfolio turnover rate.....................................       765%          941%           688%

---------------

(a)Portfolio commenced operations on August 30, 2002.

(b)Per share net investment income has been calculated using the monthly average shares method.

(c)Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)Annualized.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2005, Funds Trust offered fifty-six separate portfolios. These financial statements pertain to the following portfolios of Funds Trust (each a "Portfolio" and collectively, the "Portfolios"):

     Corporate Bond Portfolio
     Mortgage- and Asset-Backed Portfolio
     High Income Portfolio

The Portfolios are authorized to issue an unlimited number of shares of beneficial interest without par value. The Portfolios are only available through certain wrap fee programs and certain other managed accounts, including those sponsored or managed by Bank of America and its affiliates.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The High Income Portfolio principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt security prices provided by the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Futures contracts: The Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Portfolios' securities or changes in the prevailing levels of interest rates or currency exchange rates or to enhance the Portfolios' return. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the

NATIONS FUNDS
contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Portfolios may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Portfolios may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Portfolio's objective. Call options written by a Portfolio give the holder the right to buy the underlying securities from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price. In the case of put options, a Portfolio is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Portfolios may also write combinations of covered puts and calls on the same underlying security. When a Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Portfolios typically receive a premium from writing a put or call option, which would increase the Portfolios' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Portfolio.

Swaps: The Portfolios may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of assets & liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Portfolio's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Portfolio will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Portfolio will succeed in pursuing

NATIONS FUNDS
contractual remedies. A Portfolio thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Dollar Rolls: The Portfolios may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio's policy is to record the component of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. Mortgage-and Asset-Backed Portfolio had dollar rolls outstanding as of March 31, 2005, which are included in Payable for investment securities purchased on a delayed delivery basis on its Statements of assets and liabilities. At the time a Portfolio enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll purchase commitments.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date.

Dividends and distributions to shareholders: It is the policy of each Portfolio to declare and pay dividends from net investment income monthly. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification: In the normal course of business, each Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Portfolio that have not yet occurred. Also, under the Funds Trust's organizational documents, the Trustees and Officers of the Funds Trust are indemnified against certain liabilities that may arise out of their duties to the Funds Trust. However, based on experience, the Portfolios expect the risk of loss due to these warranties and indemnities to be minimal.

NATIONS FUNDS

2.  INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Portfolios. BACAP does not receive any fee for its investment advisory services and has agreed to bear all fees and expenses of the Portfolios, except taxes, brokerage fees and commission costs, including interest expense of borrowing money, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Under the administration agreement, BACAP Distributors does not receive any fee for its services. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors.

The Portfolios do not incur any fees or expenses except taxes, brokerage fees and commission costs, including interest expense of borrowing money, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees. Participants in the wrap fee programs eligible to invest in the Portfolios are required to pay fees to the program sponsor pursuant to separate agreements and should review the wrap program disclosure document for fees and expenses charged.

BNY serves as the custodian of Funds Trust's assets.

PFPC Inc. serves as the transfer agent for the Portfolios' shares.

BACAP Distributors serves as distributor of the Portfolios' shares. BACAP Distributors does not receive a fee for its services as distributor.

With the exception of one officer, no officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust. Effective August 31, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Portfolios in accordance with federal securities regulations.

A significant portion of the Portfolios represent investments by fiduciary accounts over which Bank of America has either sole or joint discretion.

The Portfolios have made daily investments of cash balances in the Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Portfolio from such investments is included in its Statement of operations as "Dividends from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in Nations Cash Reserves. For the year ended March 31, 2005, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                             ADVISORY FEES           ADMINISTRATION FEES
                                                           (EARNED BY BACAP)    (EARNED BY BACAP DISTRIBUTORS)
FUND                                                             (000)                      (000)
--------------------------------------------------------------------------------------------------------------
Corporate Bond...........................................         $ 2                        $ 1
High Income..............................................           1                         --*
Mortgage- and Asset-Backed...............................          31                         16

---------------

 *Amount represents less than $500.

3.  FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax

NATIONS FUNDS
differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for dividend reclassifications, foreign currency transactions, swap payments and redemption based payments treated as dividends paid deduction were identified and reclassified among the components of the Funds' net assets as follows:

                                                             UNDISTRIBUTED
                                                           (OVERDISTRIBUTED)    ACCUMULATED
                                                            NET INVESTMENT      NET REALIZED
FUND                                                            INCOME           GAIN/LOSS      PAID-IN CAPITAL
---------------------------------------------------------------------------------------------------------------
Corporate Bond...........................................         $--*             $ (20)            $ 20
High Income..............................................          84                (99)              15
Mortgage- and Asset-Backed...............................           8               (119)             111

---------------

 *Amount represents less than $500.

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 was as follows:

                                                         3/31/05                             3/31/04
                                             --------------------------------    --------------------------------
                                                                  LONG-TERM                           LONG-TERM
                                             ORDINARY INCOME    CAPITAL GAINS    ORDINARY INCOME    CAPITAL GAINS
FUND                                              (000)             (000)             (000)             (000)
-----------------------------------------------------------------------------------------------------------------
Corporate Bond.............................      $2,826             $ --             $1,807              $--
High Income................................         676              150              1,247               11
Mortgage- and Asset-Backed.................       3,573               --              1,185               --

---------------

 *For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                            UNDISTRIBUTED    UNDISTRIBUTED    NET UNREALIZED
                                                              ORDINARY         LONG-TERM       APPRECIATION/
                                                               INCOME        CAPITAL GAINS    (DEPRECIATION)*
FUND                                                            (000)            (000)             (000)
-------------------------------------------------------------------------------------------------------------
Corporate Bond..........................................          42               36                (97)
High Income.............................................          17               13               (152)
Mortgage- and Asset-Backed..............................         280               --               (480)

---------------

 *The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to marked to market futures contracts and deferred wash sale losses.

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes, was:

                                                                                              NET UNREALIZED
                                                               UNREALIZED      UNREALIZED      APPRECIATION
                                                              APPRECIATION    DEPRECIATION    (DEPRECIATION)
FUND                                                             (000)           (000)            (000)
------------------------------------------------------------------------------------------------------------
Corporate Bond..............................................       587             (684)             (97)
High Income.................................................        23             (174)            (151)
Mortgage- and Asset-Backed..................................        42             (522)            (480)

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2005, were as follows:

NATIONS FUNDS

                                                              PURCHASES     SALES
                                                                (000)       (000)
----------------------------------------------------------------------------------
Corporate Bond..............................................   $11,236     $17,287
High Income.................................................     9,098       9,341
Mortgage-and Asset-Backed...................................    38,190      40,047

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2005, were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
-----------------------------------------------------------------------------------
Corporate Bond..............................................  $ 10,107     $ 10,769
High Income.................................................        --          247
Mortgage-and Asset-Backed...................................   761,398      771,169

5.  FUTURES CONTRACTS

At March 31, 2005, the following Portfolios had futures contracts open:

                                                                                                                     UNREALIZED
                                                                           VALUE OF CONTRACT    MARKET VALUE OF    APPRECIATION/
                                                              NUMBER OF       WHEN OPENED          CONTRACTS       (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS          (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND PORTFOLIO:
U.S. Treasury Bond Futures
  (long position) expiring June 2005(a).....................      13            $ 1,444             $ 1,449             $  5
U.S. 2 year Treasury Note Futures
  (long position) expiring June 2005(a).....................      15              3,107               3,104               (3)
U.S. 5 year Treasury Note Futures
  (short position) expiring June 2005(a)....................      (6)              (643)               (643)              --
U.S. 10 year Treasury Note Futures
  (short position) expiring June 2005(a)....................     (37)            (4,035)             (4,043)              (8)
                                                                                                                        ----
  Total net unrealized depreciation.........................                                                            $ (6)
                                                                                                                        ====
MORTGAGE- AND ASSET-BACKED PORTFOLIO:
U.S. 5 year Treasury Note Futures
  (short position) expiring June 2005(a)....................     (25)            (2,688)             (2,677)              11
U.S. 10 year Treasury Note Futures
  (short position) expiring June 2005(a)....................     (25)            (2,745)             (2,731)              14
                                                                                                                        ----
  Total net unrealized appreciation.........................                                                            $ 25
                                                                                                                        ====

---------------

(a)Securities have been segregated as collateral for the Portfolios' open futures contracts.

6.  WRITTEN OPTIONS

Written options for the Mortgage- and Asset-Backed Portfolio for the year ended March 31, 2005 aggregated the following:

                                                                            PREMIUM
                                                              NUMBER OF     RECEIVED
SUMMARY OF WRITTEN OPTIONS                                    CONTRACTS*     (000)
------------------------------------------------------------------------------------
Outstanding at March 31, 2004...............................       --         $--
Contracts opened............................................     0.14           1
Contracts closed............................................       --          --
Contracts expired...........................................    (0.14)         (1)
                                                                -----         ---
Outstanding at March 31, 2005...............................       --          --
                                                                =====         ===

---------------

 * 1 contract = $1,000,000 notional amount.

NATIONS FUNDS

7.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2005, the following Portfolios had forward foreign currency contracts outstanding:

                                                                                                                     UNREALIZED
                                                      VALUE OF CONTRACT    VALUE OF CONTRACT    MARKET VALUE OF    APPRECIATION/
                                                         WHEN OPENED          WHEN OPENED          CONTRACT        (DEPRECIATION)
                                           LOCAL      (LOCAL CURRENCY)       (US DOLLARS)        (US DOLLARS)       (US DOLLARS)
DESCRIPTION                              CURRENCY           (000)                (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
HIGH INCOME PORTFOLIO:
CONTRACTS TO BUY
Expiring April 19, 2005................  US Dollar            20                 $ 20                $ 20                $--
Expiring April 19, 2005................  US Dollar            46                   46                  46                --
                                                                                                                         ---
  Net unrealized appreciation..........                                                                                  --
                                                                                                                         ---
CONTRACTS TO SELL:
Expiring April 19, 2005................       Euro           (15)                 (20)                (20)               --
Expiring April 19, 2005................       Euro           (35)                 (46)                (45)                1
                                                                                                                         ---
  Net unrealized appreciation..........                                                                                   1
                                                                                                                         ---
  Total net unrealized appreciation....                                                                                  $1
                                                                                                                         ===

8.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Portfolios had no borrowings outstanding at March 31, 2005. During the year ended March 31, 2005, borrowings by the Portfolios under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
FUND                                                             (000)          RATE
--------------------------------------------------------------------------------------
Corporate Bond Portfolio....................................       $3           1.52%
High Income Portfolio.......................................        2           1.49

---------------

 * The average amount outstanding was based on daily balances in the period

9.  CONTINGENCIES AND OTHER EVENTS

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributors,
Inc. -- the investment advisor to and distributor

NATIONS FUNDS
of the Columbia Funds, respectively, -- to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with the BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the staff of the SEC. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. At this time, the distribution plan is still under development. As such, any gain to the Nations Funds or their shareholders can not currently be determined. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Corporate Bond Portfolio, High Income Portfolio and Mortgage- and Asset-Backed Portfolio (constituting part of Nations Funds Trust, hereafter referred to as the "Portfolios") at March 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2005

NATIONS FUND

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2005, the amount of total long-term capital gains designated by the Corporate Bond Portfolio and the High Income Portfolio was $20,358 and $163,958 respectively.

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Indefinite term;     Managing Director -- E.J. Boudreau &      75
Age: 60                  Trustee since 2005   Associates (consulting), through
Trustee                                       current; Chairman and Chief
                                              Executive Officer -- John Hancock
                                              Funds (mutual funds), 1989 through
                                              2000.

William P. Carmichael    Indefinite term;     Retired; Senior Managing                  75
Age: 60                  Trustee since 1999   Director -- The Succession Fund (a
Trustee and Chairman of                       company formed to advise and buy
the Board                                     family owned companies) from 1998
                                              through April 2001.

William A. Hawkins       Indefinite term;     President, Retail Banking -- IndyMac      75
Age: 63                  Trustee since 2005   Bancorp, Inc., September 1999
Trustee                                       through August 2003.

R. Glenn Hilliard        Indefinite term;     Chairman and Chief Executive              75
Age: 65                  Trustee since 2005   Officer -- Hilliard Group LLC
Trustee                                       (investing and consulting), April
                                              2003 through current; Chairman and
                                              Chief Executive Officer -- ING
                                              America (financial services),
                                              1999 -- April 2003; and Executive
                                              Chairman -- Conseco, Inc.
                                              (insurance), Sept 2004 through
                                              current.

Minor M. Shaw            Indefinite term;     President -- Micco Corporation and        75
Age: 56                  Trustee since 2003   Mickel Investment Group.
Trustee


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Director -- The Museum of Science,
Age: 60                  Boston; Advisory Board Member --
Trustee                  Perennial Capital Advisors.

William P. Carmichael    Director -- Cobra Electronics
Age: 60                  Corporation (electronic equipment
Trustee and Chairman of  manufacturer), Rayovac Corp.
the Board                (batteries) and The Finish Line
                         (apparel).

William A. Hawkins       Vice Chairman -- San Gabriel Red
Age: 63                  Cross; Director -- Leadership
Trustee                  Pasadena; Director - Operation Hope;
                         Trustee -- The Chandler School.

R. Glenn Hilliard        Director -- Conseco, Inc.
Age: 65                  (insurance); Non-Executive
Trustee                  Director -- Alea Group Holding
                         (Bermuda), Ltd. (insurance).

Minor M. Shaw            Chairman -- Wofford College Board of
Age: 56                  Trustees; Chairman and
Trustee                  Trustee -- The Daniel-Mickel
                         Foundation of South Carolina;
                         Vice-Chairman and Trustee --
                         Greenville-Spartanburg Airport
                         Commission and Duke Endowment;
                         Trustee -- The Hollingsworth Funds,
                         The Belle Baruch Foundation and the
                         South Carolina Foundation for
                         Independent Colleges;
                         Chair-Elect -- Urban League of the
                         Upstate; Board Member -- United Way
                         of Greenville County; Vice-Chair --
                         Greenville Chamber of Commerce;
                         Board Member -- United Way of South
                         Carolina.

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
PRINCIPAL OFFICERS

Christopher L. Wilson    Indefinite term:     Head of Mutual Funds since August,        n/a
Age: 47                  President (since     2004 and Senior Vice President of
                         2004)                the Advisor since January, 2005;
                                              President of the Columbia Funds,
                                              Liberty Funds and Stein Roe Funds
                                              since October, 2004; President and
                                              Chief Executive Officer of the
                                              Nations Funds since January, 2005;
                                              President of the Galaxy Funds since
                                              April 2005; Director of Bank of
                                              America Global Liquidity Funds, plc
                                              since May 2005; Director of Banc of
                                              America Capital Management
                                              (Ireland), Limited since May 2005;
                                              Senior Vice President of BACAP
                                              Distributors LLC since January,
                                              2005; Director of FIM Funding, Inc.
                                              since January, 2005; Senior Vice
                                              President of Columbia Funds
                                              Distributor, Inc. since January,
                                              2005; Director of Columbia Funds
                                              Services, Inc. since January, 2005
                                              (formerly President and Chief
                                              Executive Officer, CDC IXIS Asset
                                              Management Services, Inc. from
                                              September, 1998 to August, 2004).

J. Kevin Connaughton     Indefinite term:     Treasurer of the Columbia Funds           n/a
(Age 40)                 Treasurer (since     since October, 2003 and of the
Treasurer                2000)                Liberty Funds, Stein Roe Funds and
                                              All-Star Funds since December, 2000;
                                              Vice President of the Advisor since
                                              April, 2003 (formerly President of
                                              the Columbia Funds, Liberty Funds
                                              and Stein Roe Funds from February,
                                              2004 to October, 2004; Chief
                                              Accounting Officer and Controller of
                                              the Liberty Funds and All-Star Funds
                                              from February, 1998 to October,
                                              2000); Treasurer of the Galaxy Funds
                                              since September, 2002 (formerly
                                              Treasurer from December, 2002 to
                                              December, 2004 and President from
                                              February, 2004 to December, 2004 of
                                              the Columbia Management
                                              Multi-Strategy Hedge Fund, LLC; Vice
                                              President of Colonial Management
                                              Associates, Inc. from February, 1998
                                              to October, 2000).

Mary Joan Hoene          Indefinite term:     Senior Vice President and Chief           n/a
(Age 54)                 Senior Vice          Compliance Officer of the Columbia
                         President and        Funds, Liberty Funds, Stein Roe
                         Chief Compliance     Funds and All-Star Funds since
                         Officer (since       August, 2004 (formerly Partner,
                         2004)                Carter, Ledyard & Milburn LLP from
                                              January, 2001 to August, 2004;
                                              Counsel, Carter, Ledyard & Milburn
                                              LLP from November, 1999 to December,
                                              2000; Vice President and Counsel,
                                              Equitable Life Assurance Society of
                                              the United States from April, 1998
                                              to November, 1999).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
PRINCIPAL OFFICERS
Christopher L. Wilson                    n/a
Age: 47
J. Kevin Connaughton                     n/a
(Age 40)
Treasurer
Mary Joan Hoene                          n/a
(Age 54)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
Michael G. Clarke        Indefinite term:     Chief Accounting Officer of the           n/a
(Age 35)                 Chief Accounting     Columbia Funds, Liberty Funds, Stein
                         Officer (since       Roe Funds and All-Star Funds since
                         2004)                October, 2004 (formerly Controller
                                              of the Columbia Funds, Liberty
                                              Funds, Stein Roe Funds and All-Star
                                              Funds from May, 2004 to October,
                                              2004; Assistant Treasurer from June,
                                              2002 to May, 2004; Vice President,
                                              Product Strategy & Development of
                                              the Liberty Funds and Stein Roe
                                              Funds from February, 2001 to June,
                                              2002; Assistant Treasurer of the
                                              Liberty Funds, Stein Roe Funds and
                                              the All-Star Funds from August, 1999
                                              to February, 2001; Audit Manager,
                                              Deloitte & Toche LLP from May, 1997
                                              to August, 1999).

Jeffrey R. Coleman       Indefinite term:     Controller of the Columbia Funds,         n/a
(Age 35)                 Controller (since    Liberty Funds, Stein Roe Funds and
                         2004)                All-Star Funds since October, 2004
                                              (formerly Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Deputy Treasurer of the CDC Nvest
                                              Funds and Loomis Sayles Funds from
                                              February, 2003 to September, 2004;
                                              Assistant Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Assistant Treasurer of the CDC Nvest
                                              Funds from August, 2000 to February,
                                              2003; Tax Manager of PFPC, Inc. from
                                              November, 1996 to August, 2000).

R. Scott Henderson       Indefinite term:     Secretary of the Columbia Funds,          n/a
(Age 45)                 Secretary (since     Liberty Funds and Stein Roe Funds
                         2004)                since December, 2004 (formerly Of
                                              Counsel, Bingham McCutchen from
                                              April, 2001 to September, 2004;
                                              Executive Director and General
                                              Counsel, Massachusetts Pension
                                              Reserves Investment Management Board
                                              from September, 1997 to March,
                                              2001).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
Michael G. Clarke                        n/a
(Age 35)

Jeffrey R. Coleman                       n/a
(Age 35)

R. Scott Henderson                       n/a
(Age 45)

---------------

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

NATIONS FUNDS

  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT


Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Nations Funds Trust, including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report the investment advisory agreement with Banc of America Capital Management, LLC ("BACAP") for the Corporate Bond Portfolio, High Income Portfolio, and Mortgage- and Asset-Backed Portfolio (the "Advisory Agreement"). The portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at a meeting held on November 17-18, 2004, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of BACAP and the re-approval of the Advisory Agreement.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by BACAP under the Advisory Agreement. The most recent investment adviser registration form ("Form ADV") for BACAP was provided to the Board, as were responses of BACAP to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Funds, by investment personnel of BACAP. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Board received and reviewed information on Securities and Exchange Commission ("SEC") and other regulatory inquiries and examinations relating to the Funds and BACAP. The Board considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also considered the Funds' Chief Compliance Officer's report and recommendations.

The Board evaluated the ability of BACAP, based on its resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding BACAP's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Board considered the effects of recent and anticipated hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by BACAP.

Fund Performance and Expenses

The Board considered the one-year performance results for each of the Funds. They also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain funds, Lipper determined that the composition of the Peer Group/Universe for performance would differ from that that of expenses to provide a more accurate basis of comparison. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

The Board also considered information in the Lipper data that ranked each Fund based on (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year

NATIONS FUNDS



  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY
AGREEMENT                                            (CONTINUED) (UNAUDITED)


performance compared to total expenses. Based on these comparisons and expense and performance rankings of each Fund in the Lipper data, BACAP apprised the Board of individual characteristics (such as: poor rankings in terms of overall expense or management fees, maintaining poor performance or demonstrating a combination of below average to poor performance while maintaining below average or poor expense rankings) of any Fund that they believed may warrant further investigation by the Board (denoted by an overall "negative" ranking for the Fund in question) and accordingly determined an overall score for each Fund.

The Board considered the projected impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Board also considered projected savings to the Funds that would result from certain modifications in soft dollar arrangements.

The Board noted that the performance results for each Fund was better than, or not substantially below, each Fund's Peer Group median overall performance and did not necessitate any significant additional review.

The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. It also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted, however, that the Funds do not charge any fees or expenses. Only those participants in the wrap fee program that are eligible to invest in each of the Funds are required to pay fees to the program sponsor. Accordingly, as no fees or expenses are charged, the Board noted that the total expense ratios of the Funds were significantly lower than each Fund's Peer Group's median total expense ratio and did not require significant additional consideration by the Board.

Investment Advisory Fee Rates

The Board reviewed and considered the contractual investment advisory fee rates, combined with the administration fee rates, payable by the Funds to BACAP for investment advisory services (the "Advisory Agreement Rates"). The Board also reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). Additionally, the Board received and afforded specific attention to information comparing the Net Advisory Rates with those of the other funds in their respective Peer Groups. As the Funds do not charge any fees or expenses, the Board concluded that the respective Net Advisory Rates for the Funds were lower than the median rates of each Fund's Peer Group and did not warrant significant additional consideration.

Profitability

The Board received and considered a detailed profitability analysis of BACAP based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and BACAP and its affiliates. The Board concluded that, in light of the cost of providing investment management and other services, any profits and other ancillary benefits that BACAP and its affiliates received with regard to providing these services to the Funds were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that, as BACAP does not charge any fees or expenses, no economies of scale could have been realized by the Advisor in conjunction with the management of the Funds.

NATIONS FUNDS



  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY
AGREEMENT                                            (CONTINUED) (UNAUDITED)


Information About Services to Other Clients

The Board also received and considered information about the nature, extent and quality of services and fee rates offered by BACAP to its other clients, including institutional investors. As no fees or expenses are charged to the Funds, the Board concluded that the Advisory Agreement Rates and the Net Advisory Rates were lower than the fee rates offered to other BACAP clients.

Other Benefits to BACAP and the Sub-Advisers

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by BACAP and its affiliates as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of BACAP with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in the business of BACAP as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by BACAP and its affiliates).

The Board also considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, including whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed the respective policies of BACAP regarding the allocation of portfolio investment opportunities among the Funds and other clients.

Other Factors and Broader Review

The Board also considered the markets for the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds in the Nations Funds complex are generally utilized primarily by wrap fee programs and certain other managed accounts, over many of which Bank of America, N.A. and its affiliates exercise discretionary authority.

As discussed above, the Board reviews detailed materials received from BACAP annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews reports of BACAP at least in each of their quarterly meetings, which include, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviewed the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreement for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreement.

SHAREHOLDER MEETING RESULTS

  RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS                     (UNAUDITED)

On March 17, 2005, a Special Meeting of Shareholders of the Nations Funds Trust (the "Trust") was held to conduct a vote for or against the approval of the following Item on the Trust's Proxy Statement for said Meeting. On December 17, 2004, the record date of the Meeting, the Trust had 89,015,864,903 shares outstanding. The votes cast were as follows:

Proposal 1.

                   ELECTION OF TRUSTEES:                           FOR         WITHHELD
                   ---------------------                      -------------   ----------
Edward J. Boudreau, Jr. ....................................  60,106,221,350  182,307,606
William P. Carmichael.......................................  60,097,356,926  191,172,030
William A. Hawkins..........................................  60,107,769,386  180,759,570
R. Glenn Hilliard...........................................  60,106,552,355  181,976,601
Minor M. Shaw...............................................  60,099,464,530  189,064,426

NF-02/064V-0405(05/05) 05/5783

ITEM 2. CODE OF ETHICS.

      (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

      (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is considered independent. Mr. Carmichael is an "independent" trustee (i.e., he is not an interested person of the registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the registrant, other than in his capacity as a Trustee).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

   2005                   2004
$1,470,000             $1,340,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

  2005                   2004
$221,000               $15,750

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. Audit-Related Fees in fiscal year 2005 include certain agreed-upon procedures performed for semi-annual shareholder reports. Audit-Related Fees in fiscal year 2004 consists of certain agreed-upon procedures performed for fund mergers.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

  2005                   2004
$414,700               $389,700

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

2005                   2004
$0                    $5,000

In 2004 the independent accountant presented continuing education classes at a cost of $5,000.

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee of the registrant has adopted a formal policy which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve services rendered by the principal accountant. The Audit Committee is required to pre-approve all audit and non-audit services rendered by the principal accountant to the Funds, and those non-audit services relating directly to the Funds' operations and financial reporting that are rendered by the principal accountant to the Funds' adviser or a control affiliate of the adviser (i.e., affiliates that provide ongoing services to the Funds).

Annual Pre-approval of audit and non-audit services

The Audit Committee pre-approves the following on an annual basis usually during the November board meeting:

-     amounts for the annual audit services.

-     amounts related to the annual tax services.

- separate amounts for "agreed upon procedures" and consultative type of work. More specifically, this would include agreed upon procedures relating to the Funds' accounting records and/or tax compliance in connections with mergers, in-kind contributions or redemptions and other Fund reorganizations, up to a maximum $50,000 per annum.

- Separate amounts for tax consultations, research and discussions relating to proposed new registered funds and existing funds. This includes advice regarding the tax consequences of proposed or actual fund transactions, tax reporting issues and assistance in responding to inquiries from tax authorities. This pre-approval is limited to engagements that are less than $10,000 individually and $50,000 in the aggregate.

- Consultations, research and discussion regarding accounting and auditing issues relating to new or existing Funds. This pre-approved is limited to engagements that are less than $10,000 individually and $25,000 in the aggregate.

- Continuing education seminars for Banc of America Capital Management (BACAP) personnel.

Management reviews these requested pre-approvals with the Audit Committee. At this meeting, the scope and fees related to the audit and tax services and also the requests for pre-approval for "agreed upon procedures" and other consultative work are reviewed.

Approval of additional non-audit services

To the extent that management requests that the principal accountant do additional work beyond the pre-approved amounts, the following will apply:

To the extent that management seeks approval of such services at a regularly scheduled board meeting, the following will apply:

      - The matter will be covered under an agenda item in the Audit Committee agenda. Management will review with the Audit Committee the dollar amount and the business reasons for the needed work. The appropriate representatives from the principal accountant will be present as needed by the Audit Committee.

To the extent that management is requesting approval between Board meetings, the following will apply:

      - If the request is for less than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include:

                  -     The requested dollar amount.

                  -     A detailed description of the work to be done.

                  -     The business reasons for the needed work.

      - The Chairman will have the authority to approve or disapprove these non-audit fees. If the Chairman is unavailable to serve in this capacity, the Audit Committee has authorized an alternative member of the Audit Committee to approve or disapprove said fees. The Chairman also has the discretion to call a telephonic Audit Committee meeting if it is believed that the service raises issues where it is believed that the entire committee should discuss prior to approval.

            - To the extent that the Chairman approves such request, management and the Audit Committee Chairman / management will present to the full Board at the next regularly scheduled Board meeting.

            - If the request is for more than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include the requested dollar amount as well as a detailed description of the work to be done and the business reasons for the needed work. Management will then arrange for a telephonic Audit Committee meeting to discuss the request in more detail and to request the approval of the fees by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2005 and March 31, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended March 31, 2005 and March 31, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended March 31, 2005 and March 31, 2004, there were no Audit-Related Fees, Tax Fees or Other Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended March 31, 2005 and March 31, 2004 was zero.

(h) The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of
Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

      (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Nations Funds Trust

By (Signature and Title)       /S/ Christopher L. Wilson
                        ---------------------------------------
                               Christopher L. Wilson, President

Date June 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /S/ Christopher L. Wilson
                        --------------------------------------
                              Christopher L. Wilson, President

Date June 9, 2005

By (Signature and Title)      /S/ J. Kevin Conaughton
                        -------------------------------------
                              J. Kevin Connaughton, Treasurer

Date June 9, 2005